As filed with the Securities and Exchange Commission on March 3, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end:        December 31

Date of reporting period:      December 31, 2022

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

Transamerica Series Trust Annual Report

December 31, 2022

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all investors, and we believe this to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ended December 31, 2022.

The year began with stock prices reaching record highs for the major indexes as corporate earnings growth appeared healthy and U.S. Federal Reserve (“Fed”) policy remained accommodative. However, as the early months of 2022 passed it became increasingly evident that inflation, having reached multi-decade highs, would be more persistent than originally perceived and would require more forceful actions from the Fed. This, in turn, also brought on fears of slowing economic growth further pressuring the equity and credit markets.

In February 2022, Russia invaded Ukraine and in addition to the humanitarian crises created, concerns of global inflation and international instability also plagued the markets. In March, the Fed raised rates for the first time in more than three years, and as inflation rates continued to rise into the spring it became apparent a far more aggressive tightening cycle was now in process. By June, inflation had reached its highest rate in more than forty years, with the year-over-year increase in the Consumer Price Index exceeding 9%, and the Fed Funds Rate had increased to 1.5% with more rate hikes expected to follow. Long-term rates also jumped considerably higher in June with the 10-year Treasury yield rising to 3.38% by the end of the month, more than double its level at the year’s onset.

Additionally pressuring stocks into the summer were fears of a pending economic recession in the year ahead as the combination of continuing Fed rate hikes against an inflationary cycle seemed destined to negatively impact corporate earnings and consumer activity. While first and second quarter gross domestic product (“GDP”) reports displayed negative growth, the National Bureau of Economic Research did not declare the economy to be in an official recession due mostly to strong employment growth and positive consumer spending.

The S&P 500® Index officially hit bear market territory by the summer (a decline of 20%) and its low for the year during October. As the year concluded, the S&P 500® Index experienced its worst calendar year total return since 2008, with the most severe damage shown in previously higher priced technology stocks. Led by energy stocks benefitting from higher oil prices, value stocks meaningfully outperformed growth for the year. By year-end, inflation reports showed some easing, providing encouragement that peak rates may had passed, helping stocks to finish the year above earlier lows.

The Fed finished the year with the Fed Funds Rate of 4.50%, reflecting its most aggressive year of tightening in more than 40 years, and the 10-year Treasury yield finished at 3.88%, over two percentage points higher than where it had started the year. Combined with widening credit spreads, this led to double digit declines for the year in both investment grade and high yield bonds and the largest one-year decline in the Bloomberg US Aggregate Bond Index on record.

As this difficult year closed, investors took some comfort in declining rates of inflation, the prospect of the Fed concluding its rate hike cycle sometime in the year ahead, and a perception that a pending economic slowdown may potentially be manageable for the markets after the second-half of 2022 GDP and employment reports remained strong.

For the one-year period ended December 31, 2022, the S&P 500® Index returned -18.11% while the MSCI EAFE Index, representing international developed market equities, returned -14.01%. During the same period, the Bloomberg US Aggregate Bond Index returned -13.01%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2022 began with the S&P 500® Index sitting near all-time highs, fueled by an accommodative U.S. Federal Reserve (“Fed”), strong corporate earnings growth and the growing sense that the economic impacts of the COVID-19 crisis were continuing to moderate. Within the first few days of 2022, however, investor sentiment flipped, and rising inflation – of only marginal concern in the previous year – moved to the forefront. Interest rates began to increase rapidly in January as markets came to the realization that inflation may indeed be stickier than previously thought. Stocks and bonds sold off in unison, impacting growth-oriented and more conservative investors alike. The declines continued throughout the first quarter after Russia invaded Ukraine. The war caused a humanitarian crisis, and further pressured inflation as commodities like energy and wheat, which are heavily sourced from the region, faced uncertain supply and rising prices.

The Fed, which had been widely criticized for being behind the curve on fighting inflation, embarked on a tightening path in March when they raised the Federal funds rate by 0.25%. This would be the first of six rate hikes which would bring the policy rate to 4.50% by period end on December 31, 2022, the most rapid rate hiking campaign since 1981, a time when the Fed was battling inflation aggressively and the U.S. economy was in recession.

Equity and fixed income markets continued to trend lower throughout the second and third quarters, with most fixed income assets suffering the largest losses in decades. While inflation was showing signs of moderation in areas in the second half of the year, it remained higher than the Fed’s comfort level, suggesting the path of policy rates would likely be higher going into the next fiscal year.

Both equities and bonds rebounded somewhat in the fourth quarter, after losing value in each of the prior three quarters of 2022. This offered only minor comfort to diversified investors who saw both of these asset classes lose double digit percentages in 2022. Both inflation and the magnitude of Fed interest rate hikes slowed during the fourth quarter. Inflation, which had peaked at an annual rate of 9.0% in June 2022 fell to 6.4% in December, still well above the Fed’s target rate but enough to give the policymakers the comfort to “only” raise the Fed funds rate by 50 basis points (“bps”) at their December meeting after having raised rates by 75 bps at each of the prior four meetings.

PERFORMANCE

For the year ended December 31, 2022, Transamerica 60/40 Allocation VP, Service Class returned -13.80%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica 60/40 Allocation VP Blended Benchmark, returned -18.11% and -15.23%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds designed to strategically allocate approximately 45% of its net assets to U.S. stocks, 15% to international stocks and 40% to fixed income by investing in underlying Transamerica funds. The Portfolio aims to provide investors with a long-term risk profile that is similar to that of a balanced fund which diversifies into some international equity. Should portfolio allocations to underlying Transamerica funds drift away from our target allocations, they are rebalanced periodically to ensure that the Portfolio’s investments remain within a reasonable range of our long-term targets.

While both equity and fixed income markets lost double digit percentages in 2022, the Portfolio’s fixed income holdings held up well by comparison. The top performing holding during the fiscal year was Transamerica Short-Term Bond, which returned -3.45% and carried a target weighting of 20%. Transamerica Core Bond, which also carried a target weight of 20%, returned -13.18% and was hindered by rising interest rates during the year.

The Portfolio’s equity holdings underperformed its fixed income holdings in the fiscal year, as riskier assets underperformed in general. Transamerica S&P 500 VP, the large cap U.S. equity index holding, returned -18.22% and was held at a target weight of 45% in the portfolio. The Portfolio followed U.S. equities lower, which underperformed their developed international market counterparts for the first time since 2017. Transamerica MSCI EAFE Index VP, which invests to track international developed equity markets, carried a target weighting of 15%, and returned -14.28%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.0%
U.S. Fixed Income Funds	40.0
International Equity Fund	15.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Service Class	(13.80)%	4.27%	01/12/2018
S&P 500® Index (A)	(18.11)%	8.71%
Transamerica 60/40 Allocation VP Blended Benchmark (A) (B) (C) (D)	(15.23)%	4.42%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500® Index, 40% Bloomberg US Aggregate Bond Index and 15% MSCI EAFE Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,012.90	$2.49	$1,022.70	$2.50	0.49%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 15.1%
Transamerica MSCI EAFE Index VP (A)	665,272	$7,304,692

U.S. Equity Fund - 45.0%
Transamerica S&P 500 Index VP (A)	1,331,953	21,804,074

U.S. Fixed Income Funds - 40.0%
Transamerica Core Bond (A)	1,132,797	9,719,396
Transamerica Short-Term Bond (A)	1,015,517	9,698,185

		19,417,581

Total Investment Companies (Cost $48,174,934)		48,526,347

Total Investments (Cost $48,174,934)		48,526,347
Net Other Assets (Liabilities) - (0.1)%		(42,460)

Net Assets - 100.0%		$48,483,887

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$48,526,347	$—	$—	$48,526,347

Total Investments	$48,526,347	$—	$—	$48,526,347

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $48,174,934)	$48,526,347
Receivables and other assets:
Affiliated investments sold	8,975
Dividends from affiliated investments	24,872
Other assets	97

Total assets	48,560,291

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	24,882
Shares of beneficial interest redeemed	7,330
Due to custodian	8,975
Investment management fees	4,980
Distribution and service fees	10,376
Transfer agent costs	55
Trustees, CCO and deferred compensation fees	350
Audit and tax fees	15,810
Custody fees	432
Legal fees	266
Printing and shareholder reports fees	1,481
Other accrued expenses	1,467

Total liabilities	76,404

Net assets	$48,483,887

Net assets consist of:
Capital stock ($0.01 par value)	$43,674
Additional paid-in capital	47,782,928
Total distributable earnings (accumulated losses)	657,285

Net assets	$48,483,887

Shares outstanding	4,367,380

Net asset value and offering price per share	$11.10

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$999,098

Total investment income	999,098

Expenses:
Investment management fees	149,328
Distribution and service fees	124,440
Transfer agent costs	523
Trustees, CCO and deferred compensation fees	2,111
Audit and tax fees	26,744
Custody fees	1,479
Legal fees	2,860
Printing and shareholder reports fees	2,771
Other	13,960

Total expenses before waiver and/or reimbursement and recapture	324,216

Expense waived and/or reimbursed	(89,597)

Net expenses	234,619

Net investment income (loss)	764,479

Net realized gain (loss) on:
Affiliated investments	(602,966)
Capital gain distributions received from affiliated investment companies	258,679

Net realized gain (loss)	(344,287)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(8,145,639)

Net realized and change in unrealized gain (loss)	(8,489,926)

Net increase (decrease) in net assets resulting from operations	$(7,725,447)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$764,479	$526,709
Net realized gain (loss)	(344,287)	2,184,800
Net change in unrealized appreciation (depreciation)	(8,145,639)	3,471,427

Net increase (decrease) in net assets resulting from operations	(7,725,447)	6,182,936

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,718,681)	(1,826,782)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,718,681)	(1,826,782)

Capital share transactions:
Proceeds from shares sold	10,620,338	10,208,441
Dividends and/or distributions reinvested	2,718,681	1,826,782
Cost of shares redeemed	(8,917,173)	(5,138,786)

Net increase (decrease) in net assets resulting from capital share transactions	4,421,846	6,896,437

Net increase (decrease) in net assets	(6,022,282)	11,252,591

Net assets:
Beginning of year	54,506,169	43,253,578

End of year	$48,483,887	$54,506,169

Capital share transactions - shares:
Shares issued	867,445	781,939
Shares reinvested	237,439	137,559
Shares redeemed	(737,551)	(390,840)

Net increase (decrease) in shares outstanding	367,333	528,658

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$13.63	$12.46	$11.18	$9.35	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.14	0.15	0.12	0.10
Net realized and unrealized gain (loss)	(2.04)	1.51	1.24	1.74	(0.75)

Total investment operations	(1.86)	1.65	1.39	1.86	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.07)	(0.02)	—
Net realized gains	(0.54)	(0.36)	(0.04)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.67)	(0.48)	(0.11)	(0.03)	—

Net asset value, end of period/year	$11.10	$13.63	$12.46	$11.18	$9.35

Total return	(13.80)%	13.29%	12.47%	20.13%	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$48,484	$54,506	$43,254	$26,292	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.65%	0.63%	0.66%	0.71%	2.02	%(E)
Including waiver and/or reimbursement and recapture (F)	0.47%	0.45%	0.52%	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	1.54%	1.05%	1.36%	1.12%	1.03	%(E)
Portfolio turnover rate	44%	28%	20%	14%	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2023. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The investment manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the investment manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The investment manager may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the investment manager may underperform the market or similar portfolios.

Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2023.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 23,441,275	$ 21,918,590

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 48,403,789	$ 1,212,995	$ (1,090,437)	$ 122,558

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 132,744	$ 89,536

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 525,142	$ 2,193,539	$ —	$ 447,241	$ 1,379,541	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 757,007	$ —	$ (222,280)	$ —	$ —	$ 122,558

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,193,539 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 228,519	$ 24,325

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

(unaudited)

MARKET ENVIRONMENT

Pacific Investment Management Company LLC (1/1/2022 – 10/31/2022)

Most investment assets experienced elevated volatility over 2022, as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening yield curves.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., the Consumer Price Index increased 8.5% year-on-year in May. This prompted the U.S. Federal Reserve (“Fed”) to hike interest rates by 75 basis points (“bps”) in June, the first increase of such magnitude since 1994, while acknowledging that credibly fighting inflation will come at the cost of lower economic growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed continued to hike its policy rate aggressively (net 275 bps from July-December 2022) to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities all experienced declines over the third quarter.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 75 bps policy rate hike in November, the Fed adjusted its policy rate upward by 50 bps in December, while vowing to continue to fight inflation into 2023.

Aegon USA Investment Management, LLC (11/1/2022 – 12/31/2022)

From a macro and markets perspective, the fiscal year ended 2022 was a year of significant monetary tightening. A myriad of macro headwinds took hold in the first quarter of the year that rattled the markets off the course to normalization and remained a concern for the rest of the year. The COVID-19 omicron variant was a mere bug bite in comparison to the stinging inflation story, a hawkish U.S. Federal Reserve (“Fed”) and the outbreak of the Russia-Ukraine war. These events not only threw markets into the most volatile quarter since the start of the COVID-19 pandemic, but also further exacerbated supply chain bottlenecks. While the Fed formally embarked on its tightening cycle by increasing the federal funds rate by 0.25% at the start of the year, it was the more hawkish tone that initially spooked markets.

The second quarter brought the continuation of inflation, aggressive Fed action, choked supply chains and the ongoing war in Ukraine, which all weighed on the already weary consumers, whose confidence was clearly waning. First quarter headline gross domestic product showed significant changes in its underlying parts, raising concerns about the path of growth in the second half of the year. Consumer confidence continued to weaken in the second quarter as high inflation ate into real purchasing power.

The market spent much of the third quarter focused on persistently high inflation and the Fed’s efforts to tame it. The Fed again raised the federal funds rate by 0.75% at its September meeting, bringing the target range to 3.00% to 3.25%. Meanwhile, on the inflation front, the August Consumer Price Index (“CPI”) reading showed both the headline and the core CPI readings came in hotter-than-expected. August’s Core Personal Consumption Expenditures Index also reflected higher-than-expected inflation. These broad underlying price pressures indicated the Fed would continue on its hawkish path.

Market volatility persisted into the fourth quarter. The November Purchasing Managers Index fell to its lowest reading since May 2020 and below its neutral rate of 50, indicating the manufacturing sector had entered contractionary territory as higher borrowing costs started to weigh on demand for goods. While the economy showed signs of cooling, strong consumer demand coupled with a tight labor market indicated the Fed may need to keep interest rates higher for longer. It did, announcing another 0.50% rate increase at its December meeting, bringing rates to their highest level in 15 years.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Aegon Bond VP, Initial Class returned -14.84%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -13.01%.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

(unaudited)

STRATEGY REVIEW

Pacific Investment Management Company LLC (1/1/2022 – 10/31/2022)

Pacific Investment Management Company LLC served as sub-adviser to the Portfolio through October 31, 2022, when the Portfolio was named Transamerica PIMCO Total Return VP.

During the ten-month period ended October 31, 2022, overall interest rate strategies were positive for returns. Short positions in U.K. and Japan duration contributed to active returns as rates in both countries moved higher. Conversely, tactical exposure to U.S. and Eurozone duration detracted from performance over the period. Additionally, modest exposure to select emerging markets detracted.

Spread strategies detracted from performance for the period. Exposure to the securitized sector, including an overweight to non-agency mortgage-backed securities and other structured products drove underperformance. Overall, corporate credit positioning detracted from performance as losses from an off-benchmark allocation to high yield corporate credit more than offset gains from an underweight to investment grade corporate credit as credit spreads widened over the period. Finally, tactical allocations to select developed market currencies, such as the Norwegian Krone, detracted from performance as global currencies depreciated versus the U.S. dollar.

Derivatives were used in the Portfolio as a means of obtaining specific exposures targeted to gain from anticipated market developments. The Portfolio’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, swaptions and futures. The Portfolio’s overall corporate credit exposure, which was positive for performance, was partially obtained via the use of credit default swaps. Currency exposure, which was negative for performance, was in part implemented through the use of currency forwards.

Aegon USA Investment Management, LLC (11/1/2022 – 12/31/2022)

Aegon USA Investment Management, LLC became sub-adviser to the Portfolio on November 1, 2022.

For the two-month period ended December 31, 2022, compared to the Bloomberg US Aggregate Index, duration and curve positioning contributed to the Portfolio’s relative returns, but these positives were more than offset by the negative impact of credit spread effects. Trading costs to reposition the Portfolio to align it with the revised investment strategy also detracted from relative returns.

At an asset class level, the Portfolio’s security selection in investment grade corporate bonds and government/government-related securities, as well as an off-index allocation to high yield corporate credit, were the largest detractors from relative returns. Overweight allocations to investment grade corporate credit and emerging markets debt were modest contributors.

The Portfolio ended the fiscal year overweight to investment grade corporate bonds, but the portfolio managers have continued to monitor increased margin pressure and the trend toward lowering earnings guidance. The Portfolio was also biased towards financials, and within industrials, certain sub-sectors like capital goods and transportation. The Portfolio ended the period positioned to be neutral on duration relative to the benchmark.

Michael Cudzil

Mark R. Keisel

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	43.5%
U.S. Government Obligations	33.0
Asset-Backed Securities	9.6
Mortgage-Backed Securities	8.1
U.S. Government Agency Obligations	4.4
Repurchase Agreement	2.8
Commercial Paper	2.6
Short-Term U.S. Government Obligations	2.1
Other Investment Company	1.5
Foreign Government Obligations	0.3
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.69
Duration †	6.24

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	39.5%
AAA	15.4
AA	2.5
A	9.1
BBB	22.5
BB	9.9
B	4.2
CCC and Below	0.3
Not Rated	4.5
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.84)%	(0.42)%	0.80%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Service Class	(15.08)%	(0.68)%	0.56%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$959.90	$3.06	$1,022.10	$3.16	0.62%
Service Class	1,000.00	958.40	4.29	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 9.6%
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month LIBOR + 1.14%, 5.46% (A), 07/22/2032 (B)	$4,300,000	$4,204,639
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (B)	3,560,751	3,256,929
CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 02/15/2050 (B)	1,240,365	1,159,581
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month LIBOR + 0.95%, 5.27% (A), 10/24/2030 (B)	5,400,000	5,332,181
Citigroup Mortgage Loan Trust, Inc. Series 2007-FS1, Class 1A1, 4.25% (A), 10/25/2037 (B)	1,738,706	1,602,445
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (B)	5,149,000	4,464,626
Diamond Resorts Owner Trust Series 2021-1A, Class B, 2.05%, 11/21/2033 (B)	1,854,730	1,682,826
Dryden 80 CLO Ltd. Series 2019-80A, Class AR, 3-Month Term SOFR + 1.25%, 5.11% (A), 01/17/2033 (B)	4,500,000	4,351,720
First Investors Auto Owner Trust Series 2021-2A, Class A, 0.48%, 03/15/2027 (B)	2,637,038	2,550,010
Hilton Grand Vacations Trust Series 2018-AA, Class B, 3.70%, 02/25/2032 (B)	4,907,205	4,717,964
Home Equity Asset Trust Series 2004-4, Class M1, 1-Month LIBOR + 0.78%, 5.17% (A), 10/25/2034	1,577,770	1,564,080
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 5.24% (A), 07/20/2030 (B)	5,104,766	5,027,398
LCM XXV Ltd. Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 5.06% (A), 07/20/2030 (B)	4,352,876	4,265,505
MVW LLC
Series 2020-1A, Class A, 1.74%, 10/20/2037 (B)	1,887,614	1,720,600
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (B)	5,421,197	4,910,384
OZLM XXIV Ltd. Series 2019-24A, Class A1AR, 3-Month LIBOR + 1.16%, 5.40% (A), 07/20/2032 (B)	5,000,000	4,874,365
RASC Trust Series 2005-KS11, Class M2, 1-Month LIBOR + 0.63%, 5.02% (A), 12/25/2035	1,565,809	1,549,636

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust Series 2021-4, Class B, 0.88%, 06/15/2026	$ 4,910,000	$ 4,802,851
Sierra Timeshare Receivables Funding LLC
Series 2019-2A, Class A, 2.59%, 05/20/2036 (B)	1,906,804	1,837,314
Series 2020-2A, Class A, 1.33%, 07/20/2037 (B)	1,525,845	1,432,915
Series 2020-2A, Class B, 2.32%, 07/20/2037 (B)	979,343	911,826
Series 2021-1A, Class B, 1.34%, 11/20/2037 (B)	4,115,040	3,764,447
Series 2021-1A, Class C, 1.79%, 11/20/2037 (B)	1,810,786	1,655,719
Sound Point CLO XII Ltd. Series 2016-2A, Class AR2, 3-Month LIBOR + 1.05%, 5.29% (A), 10/20/2028 (B)	3,596,177	3,563,118
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 5.34% (A), 07/25/2030 (B)	5,000,000	4,921,225
Stack Infrastructure Issuer LLC Series 2019-1A, Class A2, 4.54%, 02/25/2044 (B)	5,098,757	4,975,318
TCI-Symphony CLO Ltd. Series 2016-1A, Class AR2, 3-Month LIBOR + 1.02%, 4.96% (A), 10/13/2032 (B)	4,900,000	4,794,130
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 5.33% (A), 04/25/2031 (B)	5,000,000	4,928,475
TICP CLO III-2 Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 5.08% (A), 04/20/2028 (B)	1,703,189	1,697,386
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (A), 06/25/2057 (B)	5,712,156	5,419,309
Series 2018-2, Class A1, 3.25% (A), 03/25/2058 (B)	311,188	297,908
Series 2018-4, Class A1, 3.00% (A), 06/25/2058 (B)	6,351,918	5,798,937
Series 2019-1, Class A1, 3.72% (A), 03/25/2058 (B)	564,078	531,366
Series 2020-4, Class A1, 1.75%, 10/25/2060 (B)	6,707,310	5,931,192
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 5.57% (A), 07/30/2032 (B)	4,900,000	4,771,233
Venture XXVII CLO Ltd. Series 2017-27A, Class AR, 3-Month LIBOR + 1.05%, 5.29% (A), 07/20/2030 (B)	5,496,133	5,390,888

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust Series 2021-2A, Class B, 0.62%, 07/15/2026 (B)	$ 1,558,000	$ 1,503,957

Total Asset-Backed Securities (Cost $126,862,914)		126,164,403

CORPORATE DEBT SECURITIES - 43.5%
Aerospace & Defense - 0.9%
Boeing Co.
1.43%, 02/04/2024	3,000,000	2,866,077
5.15%, 05/01/2030	2,829,000	2,767,637
5.93%, 05/01/2060	2,509,000	2,300,251
Embraer Netherlands Finance BV 6.95%, 01/17/2028 (B)	2,524,000	2,524,000
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,633,000	1,348,582

		11,806,547

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031	4,879,000	3,614,338

Airlines - 0.3%
American Airlines Pass-Through Trust 3.15%, 08/15/2033	1,316,526	1,091,708
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	1,466,000	1,429,024
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028 (B)	1,847,000	1,738,600

		4,259,332

Auto Components - 0.1%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	1,560,000	1,281,533

Automobiles - 0.4%
General Motors Co. 6.25%, 10/02/2043	2,411,000	2,237,894
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (B)	2,791,000	2,764,627

		5,002,521

Banks - 3.7%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (A), 03/11/2032	3,348,000	2,688,487
Fixed until 04/27/2032, 4.57% (A), 04/27/2033	6,595,000	6,057,140
Barclays PLC Fixed until 11/02/2025, 7.33% (A), 11/02/2026	6,633,000	6,882,647
BNP Paribas SA 0.00% (A), 11/17/2027 (B) (C)	5,200,000	5,421,309
BPCE SA 4.50%, 03/15/2025 (B)	3,535,000	3,397,816
Citigroup, Inc. Fixed until 12/10/2025 (C), 4.00% (A),	3,479,000	3,030,626
Intesa Sanpaolo SpA 8.25% (A), 11/21/2033 (B)	7,569,000	7,704,996
JPMorgan Chase & Co.
Fixed until 02/01/2025 (C), 4.60% (A),	4,577,000	4,033,481
Fixed until 09/14/2032, 5.72% (A), 09/14/2033	4,786,000	4,706,267

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC Fixed until 06/27/2026 (C), 6.75% (A)	$ 2,873,000	$ 2,726,531
Wells Fargo & Co. Fixed until 07/25/2027, 4.81% (A), 07/25/2028	2,753,000	2,688,202

		49,337,502

Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	964,000	828,945
4.75%, 01/23/2029	2,454,000	2,427,915
Constellation Brands, Inc.
3.15%, 08/01/2029	1,190,000	1,045,198
3.70%, 12/06/2026	683,000	650,384
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (B)	3,951,000	3,412,050

		8,364,492

Biotechnology - 0.4%
AbbVie, Inc.
3.20%, 05/14/2026	1,562,000	1,476,022
4.05%, 11/21/2039	1,515,000	1,304,263
Amgen, Inc. 2.00%, 01/15/2032	1,093,000	855,659
CSL Finance PLC 4.63%, 04/27/2042 (B)	2,307,000	2,084,994

		5,720,938

Building Products - 0.7%
Carlisle Cos., Inc.
2.20%, 03/01/2032	2,278,000	1,737,630
3.75%, 12/01/2027	1,286,000	1,199,805
Carrier Global Corp. 2.72%, 02/15/2030	1,720,000	1,451,317
Owens Corning 7.00%, 12/01/2036	2,551,000	2,710,721
Standard Industries, Inc. 3.38%, 01/15/2031 (B)	2,349,000	1,770,637

		8,870,110

Capital Markets - 1.9%
Credit Suisse AG 6.50%, 08/08/2023 (B)	2,719,000	2,629,273
Credit Suisse Group AG Fixed until 08/21/2026 (C), 6.38% (A) (B)	6,190,000	4,436,048
Deutsche Bank AG Fixed until 05/24/2023, 4.30% (A), 05/24/2028	3,049,000	2,868,710
Goldman Sachs Group, Inc. Fixed until 02/24/2032, 3.10% (A), 02/24/2033	5,684,000	4,631,390
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	3,422,000	2,977,482
Morgan Stanley Fixed until 07/20/2032, 4.89% (A), 07/20/2033	3,522,000	3,319,713
Northern Trust Corp. 6.13%, 11/02/2032	3,894,000	4,119,533

		24,982,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (B)	$ 1,429,000	$ 1,149,773
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (B)	2,344,000	1,865,431
Mosaic Co. 4.05%, 11/15/2027	1,679,000	1,583,467
NOVA Chemicals Corp. 4.88%, 06/01/2024 (B)	3,142,000	3,039,854
Nutrien Ltd. 4.20%, 04/01/2029	1,781,000	1,677,246

		9,315,771

Commercial Services & Supplies - 0.9%
ADT Security Corp. 4.13%, 08/01/2029 (B)	2,980,000	2,534,359
Ashtead Capital, Inc. 4.25%, 11/01/2029 (B)	1,818,000	1,640,455
Stericycle, Inc.
3.88%, 01/15/2029 (B)	2,068,000	1,804,330
5.38%, 07/15/2024 (B)	1,498,000	1,468,040
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	5,983,000	4,623,005

		12,070,189

Communications Equipment - 0.3%
CommScope, Inc. 4.75%, 09/01/2029 (B)	4,957,000	3,996,333

Construction & Engineering - 0.4%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.63%, 08/01/2029 - 04/01/2030 (B)	2,867,000	2,297,205
IHS Netherlands Holdco BV 8.00%, 09/18/2027 (B)	2,253,000	1,975,160
Odebrecht Oil & Gas Finance Ltd. Zero Coupon, 01/30/2023 (B) (C)	500,930	1,102
Quanta Services, Inc. 2.90%, 10/01/2030	1,809,000	1,491,935

		5,765,402

Construction Materials - 0.3%
CRH America Finance, Inc. 3.40%, 05/09/2027 (B)	2,285,000	2,120,960
Holcim Finance US LLC 3.50%, 09/22/2026 (B)	1,904,000	1,779,283

		3,900,243

Consumer Finance - 1.0%
Ally Financial, Inc. 8.00%, 11/01/2031	3,407,000	3,530,926
BMW US Capital LLC 2.80%, 04/11/2026 (B)	1,701,000	1,590,907
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	5,192,000	4,693,635
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (B)	2,974,000	2,315,384
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (B)	1,850,000	1,551,947

		13,682,799

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 1.0%
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (B)	$ 2,186,000	$ 2,079,582
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (B)	4,494,000	4,369,220
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (B)	4,002,000	3,547,166
Sonoco Products Co. 2.25%, 02/01/2027	1,920,000	1,709,655
WRKCo, Inc. 3.90%, 06/01/2028	950,000	874,539

		12,580,162

Diversified Financial Services - 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	3,165,000	2,250,524
4.45%, 04/03/2026	3,169,000	3,030,278
Aviation Capital Group LLC
3.50%, 11/01/2027 (B)	1,334,000	1,167,190
5.50%, 12/15/2024 (B)	4,800,000	4,710,666
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (B)	6,287,000	5,282,870
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (B)	4,479,000	4,033,876
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (B)	2,620,000	2,188,813
5.50%, 05/15/2029 (B)	4,301,000	3,852,750

		26,516,967

Diversified Telecommunication Services - 0.5%
Axian Telecom 7.38%, 02/16/2027 (B)	1,227,000	1,067,490
Verizon Communications, Inc.
1.68%, 10/30/2030	1,752,000	1,369,873
1.75%, 01/20/2031	2,588,000	2,014,379
4.13%, 03/16/2027	1,890,000	1,843,387

		6,295,129

Electric Utilities - 1.1%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (B)	3,946,000	3,600,916
EDP Finance BV 3.63%, 07/15/2024 (B)	4,653,000	4,491,619
JSW Hydro Energy Ltd. 4.13%, 05/18/2031 (D)	2,832,000	2,360,477
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	1,347,000	1,082,138
3.63%, 02/15/2031 (B)	1,408,000	1,071,066
Pacific Gas & Electric Co.
2.50%, 02/01/2031	1,736,000	1,356,488
3.30%, 12/01/2027	300,000	265,227

		14,227,931

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 2.95%, 02/15/2032	1,763,000	1,394,915
Keysight Technologies, Inc. 4.60%, 04/06/2027	2,012,000	1,965,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Sensata Technologies, Inc. 4.38%, 02/15/2030 (B)	$ 1,698,000	$ 1,478,116

		4,838,775

Energy Equipment & Services - 0.2%
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (B)	2,014,000	1,924,377
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	1,538,000	1,435,522

		3,359,899

Equity Real Estate Investment Trusts - 2.7%
Broadstone Net Lease LLC 2.60%, 09/15/2031	2,263,000	1,701,542
Corporate Office Properties LP 2.00%, 01/15/2029	778,000	598,133
EPR Properties 3.75%, 08/15/2029	2,143,000	1,682,128
HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 06/15/2026 (B)	1,725,000	1,498,680
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	1,419,000	1,245,676
Iron Mountain, Inc. 5.25%, 03/15/2028 (B)	3,379,000	3,108,680
iStar, Inc.
4.25%, 08/01/2025	823,000	806,478
5.50%, 02/15/2026	3,886,000	3,876,013
Physicians Realty LP 2.63%, 11/01/2031	1,855,000	1,452,889
Piedmont Operating Partnership LP 3.15%, 08/15/2030	5,500,000	4,195,731
Realty Income Corp. 5.63%, 10/13/2032	1,015,000	1,034,300
SBA Tower Trust 6.60%, 01/15/2028 (B)	6,155,000	6,174,531
Simon Property Group LP 2.20%, 02/01/2031 (E)	2,255,000	1,782,153
VICI Properties LP 4.95%, 02/15/2030	3,400,000	3,236,519
Weyerhaeuser Co. 4.00%, 04/15/2030	2,852,000	2,604,095

		34,997,548

Food & Staples Retailing - 1.0%
7-Eleven, Inc. 1.80%, 02/10/2031 (B)	5,500,000	4,204,265
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 4.63%, 01/15/2027 (B)	3,931,000	3,651,388
InRetail Consumer 3.25%, 03/22/2028 (B)	3,319,000	2,853,847
Sysco Corp. 5.95%, 04/01/2030	2,007,000	2,082,539

		12,792,039

Food Products - 0.9%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	1,802,000	1,643,270
2.75%, 05/14/2031 (E)	1,976,000	1,627,057

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Cargill, Inc. 5.13%, 10/11/2032 (B)	$ 1,355,000	$ 1,360,901
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (B)	3,075,000	2,406,188
Post Holdings, Inc.
4.63%, 04/15/2030 (B)	1,608,000	1,382,542
5.50%, 12/15/2029 (B)	1,611,000	1,457,818
Viterra Finance BV 4.90%, 04/21/2027 (B)	2,184,000	2,057,634

		11,935,410

Health Care Equipment & Supplies - 0.6%
Alcon Finance Corp. 5.75%, 12/06/2052 (B)	1,417,000	1,429,705
Boston Scientific Corp. 4.70%, 03/01/2049	468,000	421,195
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030 (B)	1,320,000	1,353,953
Medline Borrower LP
3.88%, 04/01/2029 (B)	1,821,000	1,465,686
5.25%, 10/01/2029 (B) (E)	1,459,000	1,158,840
Stryker Corp. 1.95%, 06/15/2030	2,047,000	1,670,398

		7,499,777

Health Care Providers & Services - 2.0%
Centene Corp.
3.00%, 10/15/2030	1,037,000	850,080
3.38%, 02/15/2030	3,370,000	2,848,897
4.25%, 12/15/2027	927,000	870,244
CHS / Community Health Systems, Inc. 5.25%, 05/15/2030 (B)	2,372,000	1,788,576
Cigna Corp. 2.40%, 03/15/2030	1,846,000	1,549,624
CVS Health Corp. 4.78%, 03/25/2038	1,885,000	1,723,229
Elevance Health, Inc. 2.25%, 05/15/2030	1,878,000	1,561,716
HCA, Inc.
4.13%, 06/15/2029	1,387,000	1,269,352
5.38%, 09/01/2026	5,300,000	5,245,786
5.88%, 02/01/2029	100,000	100,078
Molina Healthcare, Inc. 4.38%, 06/15/2028 (B)	1,306,000	1,191,843
Tenet Healthcare Corp. 5.13%, 11/01/2027 (B)	1,570,000	1,460,477
UnitedHealth Group, Inc.
4.20%, 05/15/2032	2,631,000	2,504,724
6.05%, 02/15/2063	3,267,000	3,570,589

		26,535,215

Hotels, Restaurants & Leisure - 1.7%
Boyne USA, Inc. 4.75%, 05/15/2029 (B)	1,273,000	1,126,661
Expedia Group, Inc.
2.95%, 03/15/2031	674,000	544,143
3.80%, 02/15/2028	1,200,000	1,103,621
GLP Capital LP / GLP Financing II, Inc. 4.00%, 01/15/2030	2,323,000	2,034,516

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc. 3.75%, 05/01/2029 (B)	$ 3,439,000	$ 2,974,735
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,211,000	1,135,124
International Game Technology PLC 6.50%, 02/15/2025 (B)	3,062,000	3,080,648
Marriott International, Inc.
2.75%, 10/15/2033	2,114,000	1,619,324
5.75%, 05/01/2025	259,000	261,419
MGM Resorts International 4.75%, 10/15/2028	2,203,000	1,922,349
NCL Corp. Ltd. 5.88%, 03/15/2026 (B)	3,086,000	2,430,379
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028 (B) (E)	1,499,000	1,196,269
Scientific Games International, Inc. 7.25%, 11/15/2029 (B)	1,730,000	1,660,800
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (B)	2,533,000	1,947,420

		23,037,408

Household Durables - 0.3%
Century Communities, Inc.
3.88%, 08/15/2029 (B)	2,621,000	2,060,761
6.75%, 06/01/2027	1,402,000	1,338,882

		3,399,643

Independent Power & Renewable Electricity Producers - 0.2%
Calpine Corp. 3.75%, 03/01/2031 (B)	4,056,000	3,264,590

Industrial Conglomerates - 0.2%
General Electric Co. 4.50%, 03/11/2044	2,614,000	2,261,067

Insurance - 2.2%
Alleghany Corp. 3.25%, 08/15/2051	3,586,000	2,543,901
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	2,783,000	2,763,306
AXA SA 8.60%, 12/15/2030	3,182,000	3,834,191
Cloverie PLC for Zurich Insurance Co. Ltd. Fixed until 06/24/2026, 5.63% (A), 06/24/2046 (D)	5,667,000	5,525,325
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (A), 10/15/2051 (B)	3,367,000	2,564,535
Hanwha Life Insurance Co. Ltd. Fixed until 02/04/2027, 3.38% (A), 02/04/2032 (B)	4,600,000	3,835,418
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (A), 05/23/2042 (B)	1,600,000	1,594,000
Ohio National Financial Services, Inc.
5.80%, 01/24/2030 (B)	5,768,000	5,313,641
6.63%, 05/01/2031 (B)	1,650,000	1,596,416

		29,570,733

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	$ 2,675,000	$ 2,631,237

IT Services - 0.2%
Gartner, Inc. 4.50%, 07/01/2028 (B)	1,221,000	1,138,375
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (B)	2,875,000	1,670,720

		2,809,095

Machinery - 0.3%
CNH Industrial Capital LLC 5.45%, 10/14/2025	3,440,000	3,450,556

Media - 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.13%, 07/01/2049	3,268,000	2,485,376
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (B)	1,660,000	1,435,385
7.50%, 06/01/2029 (B) (E)	1,505,000	1,105,076
Comcast Corp. 4.15%, 10/15/2028	3,634,000	3,491,398
CSC Holdings LLC
4.50%, 11/15/2031 (B)	2,712,000	1,881,624
4.63%, 12/01/2030 (B)	1,569,000	866,960
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (B)	1,184,000	1,059,277
DISH DBS Corp. 5.00%, 03/15/2023	1,619,000	1,611,561
Paramount Global 4.20%, 05/19/2032	1,427,000	1,172,068
VZ Secured Financing BV 5.00%, 01/15/2032 (B)	1,810,000	1,470,845

		16,579,570

Metals & Mining - 0.8%
ArcelorMittal SA 6.55%, 11/29/2027	3,312,000	3,328,343
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	4,433,000	4,420,898
Glencore Funding LLC 2.63%, 09/23/2031 (B)	2,918,000	2,331,799
Novelis Corp. 3.25%, 11/15/2026 (B)	915,000	820,307

		10,901,347

Multi-Utilities - 0.3%
Black Hills Corp.
3.15%, 01/15/2027	1,659,000	1,536,364
4.25%, 11/30/2023	1,257,000	1,249,852
Duke Energy Corp. 5.00%, 12/08/2027	1,122,000	1,117,562

		3,903,778

Oil, Gas & Consumable Fuels - 4.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (B)	1,226,000	1,120,858
7.88%, 05/15/2026 (B)	3,057,000	3,094,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Boardwalk Pipelines LP 3.40%, 02/15/2031	$ 4,300,000	$ 3,607,683
Cheniere Energy Partners LP
4.00%, 03/01/2031	5,043,000	4,293,408
4.50%, 10/01/2029	1,945,000	1,750,079
Chevron USA, Inc. 3.25%, 10/15/2029	1,570,000	1,443,488
Energy Transfer LP 6.00%, 06/15/2048	4,075,000	3,681,714
EnLink Midstream Partners LP 5.05%, 04/01/2045	981,000	743,430
EQM Midstream Partners LP 6.50%, 07/15/2048	2,559,000	1,917,835
Exxon Mobil Corp. 3.04%, 03/01/2026	2,156,000	2,058,730
NuStar Logistics LP
5.63%, 04/28/2027	2,158,000	2,017,652
5.75%, 10/01/2025	1,162,000	1,118,592
Occidental Petroleum Corp. 5.55%, 03/15/2026	6,415,000	6,390,944
ONEOK Partners LP 4.90%, 03/15/2025	1,004,000	990,173
ONEOK, Inc. 6.10%, 11/15/2032	3,279,000	3,299,443
Petroleos Mexicanos
6.50%, 01/23/2029	3,820,000	3,269,975
6.84%, 01/23/2030	3,043,000	2,514,796
6.88%, 10/16/2025	2,701,000	2,627,774
7.69%, 01/23/2050	1,538,000	1,064,319
Pioneer Natural Resources Co. 2.15%, 01/15/2031	2,230,000	1,774,231
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,514,000	1,316,503
Sabine Pass Liquefaction LLC 5.90%, 09/15/2037 (B)	2,853,000	2,863,996
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	1,277,000	1,072,488

		54,032,552

Pharmaceuticals - 0.6%
Astrazeneca Finance LLC 1.20%, 05/28/2026	2,252,000	2,007,364
Bausch Health Cos., Inc. 5.25%, 01/30/2030 (B)	4,435,000	2,128,804
Bayer US Finance II LLC 4.38%, 12/15/2028 (B)	1,381,000	1,301,924
Royalty Pharma PLC 2.20%, 09/02/2030	2,765,000	2,168,430
Viatris, Inc. 2.30%, 06/22/2027	1,051,000	898,875

		8,505,397

Professional Services - 0.3%
Equifax, Inc.
2.60%, 12/01/2024	1,488,000	1,421,638
5.10%, 12/15/2027	2,066,000	2,042,646

		3,464,284

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.8%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (B)	$ 2,998,000	$ 2,768,147
5.50%, 01/15/2026 (B)	4,110,000	3,911,358
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	3,856,000	3,440,402

		10,119,907

Semiconductors & Semiconductor Equipment - 1.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	2,932,000	2,732,646
Broadcom, Inc.
1.95%, 02/15/2028 (B)	1,079,000	912,372
3.19%, 11/15/2036 (B)	5,300,000	3,818,977
KLA Corp. 4.10%, 03/15/2029	2,214,000	2,141,519
Microchip Technology, Inc. 0.98%, 09/01/2024	2,154,000	1,995,416
QUALCOMM, Inc.
3.25%, 05/20/2027	1,504,000	1,429,493
3.25%, 05/20/2050 (E)	1,265,000	923,041
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,203,000	1,059,294
TSMC Global Ltd. 1.38%, 09/28/2030 (B)	7,302,000	5,620,494

		20,633,252

Software - 0.9%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	1,311,000	1,106,839
NCR Corp.
5.13%, 04/15/2029 (B)	2,386,000	1,996,010
5.25%, 10/01/2030 (B)	2,379,000	1,962,675
Oracle Corp. 3.65%, 03/25/2041	1,499,000	1,111,659
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	3,254,000	3,133,821
Workday, Inc. 3.50%, 04/01/2027	3,077,000	2,880,464

		12,191,468

Specialty Retail - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	2,029,000	1,810,760

Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc. 2.85%, 02/23/2023	967,000	964,338
Dell International LLC / EMC Corp.
5.30%, 10/01/2029	4,100,000	4,020,035
6.02%, 06/15/2026	2,823,000	2,886,183
Western Digital Corp. 2.85%, 02/01/2029	3,039,000	2,351,183

		10,221,739

Tobacco - 0.6%
BAT International Finance PLC 3.95%, 06/15/2025 (B)	4,500,000	4,324,984
Philip Morris International, Inc. 5.63%, 11/17/2029	2,536,000	2,580,305
Reynolds American, Inc. 7.25%, 06/15/2037	389,000	399,365

		7,304,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.7%
Altice France SA 5.50%, 10/15/2029 (B)	$ 1,272,000	$ 969,938
Sprint LLC 7.88%, 09/15/2023	2,751,000	2,789,803
T-Mobile USA, Inc.
3.50%, 04/15/2031	1,771,000	1,528,707
3.88%, 04/15/2030	1,257,000	1,141,620
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (B)	2,825,000	2,304,874

		8,734,942

Total Corporate Debt Securities (Cost $573,097,918)		572,377,030

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Dominican Republic - 0.2%
Dominican Republic International Bonds
4.88%, 09/23/2032 (B)	1,489,000	1,235,982
5.50%, 01/27/2025 (D)	1,140,000	1,129,935

		2,365,917

Qatar - 0.1%
Qatar Government International Bonds 3.88%, 04/23/2023 (B)	1,569,000	1,560,371

Total Foreign Government Obligations (Cost $3,849,473)		3,926,288

MORTGAGE-BACKED SECURITIES - 8.1%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (B)	5,900,000	5,481,838
20 Times Square Trust Series 2018-20TS, Class B, 3.10% (A), 05/15/2035 (B)	5,148,000	4,970,176
Alternative Loan Trust Series 2005-14, Class 2A1, 1-Month LIBOR + 0.42%, 4.81% (A), 05/25/2035	82,902	73,860
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ANM, 3.11%, 11/05/2032 (B)	2,700,000	2,495,851
Banc of America Funding Trust Series 2005-D, Class A1, 3.42% (A), 05/25/2035	1,042,050	977,397
BBCMS Mortgage Trust Series 2018-TALL, Class D, 1-Month LIBOR + 1.45%, 5.77% (A), 03/15/2037 (B)	5,000,000	3,679,775
BX Commercial Mortgage Trust
Series 2019-XL, Class C,
1-Month Term SOFR + 1.36%, 5.70% (A), 10/15/2036 (B)	2,040,000	1,988,631
Series 2020-VKNG, Class C,
1-Month Term SOFR + 1.51%, 5.85% (A), 10/15/2037 (B)	819,000	780,181
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	5,276,410	5,053,499

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust Series 2016-787S, Class A, 3.55%, 02/10/2036 (B)	$ 5,000,000	$ 4,574,291
CSMC Trust Series 2021-RPL3, Class A1, 2.00% (A), 01/25/2060 (B)	6,102,447	5,218,423
DOLP Trust Series 2021-NYC, Class A, 2.96%, 05/10/2041 (B)	5,300,000	4,221,926
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 5.40% (A), 07/15/2038 (B)	5,369,057	5,214,156
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A,
3.14%, 12/10/2036 (B)	5,000,000	4,670,279
Series 2019-FBLU, Class C,
3.75%, 12/10/2036 (B)	2,800,000	2,607,700
Series 2019-FBLU, Class D,
3.96% (A), 12/10/2036 (B)	1,500,000	1,396,767
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 5.95% (A), 12/15/2036 (B)	7,000,000	6,682,947
GS Mortgage Securities Trust Series 2016-GS3, Class AAB, 2.78%, 10/10/2049	2,881,066	2,750,404
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.40%, 4.74% (A), 09/19/2046	124,908	111,703
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-ACE, Class A, 3.29%, 01/10/2037 (B)	7,500,000	6,954,694
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (A), 04/25/2055 (B)	1,873,469	1,750,611
MFA Trust Series 2021-RPL1, Class A1, 1.13% (A), 07/25/2060 (B)	2,944,175	2,580,287
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (A), 10/25/2069 (B)	1,112,902	1,047,303
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	1,987,029	1,936,310
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	2,947,156	2,865,443
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1,
3.75% (A), 11/25/2056 (B)	3,740,333	3,419,015
Series 2018-RPL1, Class A1,
3.50% (A), 12/25/2057 (B)	299,018	282,036
Series 2019-2A, Class A1,
4.25% (A), 12/25/2057 (B)	3,250,731	3,074,765
Series 2019-5A, Class A1B,
3.50% (A), 08/25/2059 (B)	3,032,693	2,805,805
Series 2019-RPL2, Class A1,
3.25% (A), 02/25/2059 (B)	4,460,727	4,191,549

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month LIBOR + 0.95%, 5.27% (A), 01/15/2036 (B)	$ 4,000,000	$ 3,773,578
Reperforming Loan Trust REMIC Series 2006-R1, Class AF1, 1-Month LIBOR + 0.34%, 4.73% (A), 01/25/2036 (B)	1,336,900	1,265,778
SFO Commercial Mortgage Trust Series 2021-555, Class A, 1-Month LIBOR + 1.15%, 5.47% (A), 05/15/2038 (B)	4,600,000	4,213,792
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.65%, 5.87% (A), 11/11/2034 (B)	2,862,824	2,699,217
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13, Class A1A1, 1-Month LIBOR + 0.58%, 4.97% (A), 10/25/2045	739,291	680,342

Total Mortgage-Backed Securities (Cost $111,210,247)		106,490,329

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.4%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/2052	979,530	861,026
3.50%, 08/01/2049	805,620	740,934
12-Month LIBOR + 1.35%, 3.59% (A), 09/01/2035	16,691	16,682
1-Year CMT + 2.21%, 3.68% (A), 08/01/2023	812	805
12-Month LIBOR + 1.87%, 4.12% (A), 09/01/2035	62,318	61,458
5.00%, 08/01/2024 - 07/01/2025	129,878	130,679
Federal National Mortgage Association
12-MTA + 1.20%, 2.89% (A), 06/01/2043	30,281	28,808
3.00%, 08/01/2049 - 05/01/2052	2,031,731	1,793,797
6-Month LIBOR + 1.75%, 3.50% (A), 05/01/2035	42,770	42,013
12-Month LIBOR + 1.34%, 3.59% (A), 12/01/2034	1,045	1,032
1-Year CMT + 1.81%, 3.62% (A), 08/01/2035	6,128	6,074
1-Year CMT + 2.22%, 3.70% (A), 01/01/2028	4,411	4,341
6-Month LIBOR + 1.61%, 3.73% (A), 08/01/2036	4,856	4,835
1-Year CMT + 2.15%, 3.90% (A), 07/01/2032	2,197	2,168
4.00%, 10/01/2047 - 02/01/2048	1,766,691	1,688,743
1-Year CMT + 2.18%, 4.30% (A), 10/01/2035	1,118	1,097
5.00%, 01/01/2023 - 05/01/2037	483,029	486,005
Uniform Mortgage-Backed Security
2.00%, TBA (F)	55,024,000	44,842,038
2.50%, TBA (F)	8,006,000	6,788,815

Total U.S. Government Agency Obligations (Cost $59,103,272)		57,501,350

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 33.0%
U.S. Treasury - 32.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	$77,149,200	$41,958,918
1.88%, 02/15/2051	3,970,000	2,548,089
2.38%, 02/15/2042	83,361,300	64,103,537
2.75%, 08/15/2042 (G)	31,154,000	25,225,004
3.00%, 08/15/2052	8,080,000	6,719,025
3.50%, 02/15/2039	2,786,000	2,632,988
4.25%, 05/15/2039 (G)	19,553,000	20,260,269
U.S. Treasury Bonds, Principal Only STRIPS Zero Coupon, 08/15/2052 (E)	64,135,000	20,743,470
U.S. Treasury Notes
1.13%, 02/15/2031	11,333,000	9,266,056
1.25%, 08/15/2031	5,319,000	4,327,713
1.38%, 11/15/2031	14,111,000	11,525,821
1.75%, 05/15/2023	27,328,000	27,041,910
1.88%, 02/15/2032	32,504,500	27,671,995
2.25%, 10/31/2024 (G)	27,656,000	26,576,768
2.25%, 11/15/2025 (E)	21,933,800	20,779,705
2.25%, 08/15/2027 (E) (G)	5,887,000	5,454,443
2.50%, 08/15/2023	4,203,700	4,145,571
2.63%, 02/15/2029 (G)	2,184,000	2,022,930
2.75%, 08/15/2032	12,050,000	11,012,570
2.88%, 05/15/2028 - 05/15/2032	22,669,400	21,176,891
3.88%, 11/30/2027 (E)	2,621,400	2,611,365
3.88%, 09/30/2029	12,472,400	12,413,448
4.13%, 09/30/2027	4,002,800	4,024,221
4.13%, 11/15/2032 (E)	24,565,900	25,160,855
4.25%, 09/30/2024	21,136,500	21,037,423

		420,440,985

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Protected Indexed Bonds 0.25%, 02/15/2050	12,739,728	8,589,529
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	4,570,970	4,097,402

		12,686,931

Total U.S. Government Obligations (Cost $430,036,939)		433,127,916

COMMERCIAL PAPER - 2.6%
Banks - 0.6%
Bedford Row Funding Corp. 5.22% (H), 06/08/2023	5,272,000	5,157,352
Cooperatieve Rabobank UA 5.17% (H), 06/09/2023	2,612,000	2,555,742

		7,713,094

Diversified Financial Services - 2.0%
Glencove Funding LLC 5.15% (H), 06/09/2023	13,500,000	13,204,223
LMA Americas LLC 5.21% (H), 05/11/2023	13,500,000	13,255,470

		26,459,693

Total Commercial Paper (Cost $34,170,154)		34,172,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.1%
U.S. Treasury Bills
4.66% (H), 06/08/2023	$ 2,839,000	$ 2,783,517
4.71% (H), 06/08/2023	25,627,000	25,126,163

		27,909,680

Total Short-Term U.S. Government Obligations (Cost $27,899,416)		27,909,680

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (H)	19,865,050	19,865,050

Total Other Investment Company (Cost $19,865,050)		19,865,050

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 1.80% (H), dated 12/30/2022, to be repurchased at $36,533,643 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $37,256,902.	$36,526,338	$ 36,526,338

Total Repurchase Agreement (Cost $36,526,338)		36,526,338

Total Investments (Cost $1,422,621,721)		1,418,061,171
Net Other Assets (Liabilities) - (7.9)%		(103,844,115)

Net Assets - 100.0%		$1,314,217,056

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$126,164,403	$—	$126,164,403
Corporate Debt Securities	—	572,377,030	—	572,377,030
Foreign Government Obligations	—	3,926,288	—	3,926,288
Mortgage-Backed Securities	—	106,490,329	—	106,490,329
U.S. Government Agency Obligations	—	57,501,350	—	57,501,350
U.S. Government Obligations	—	433,127,916	—	433,127,916
Commercial Paper	—	34,172,787	—	34,172,787
Short-Term U.S. Government Obligations	—	27,909,680	—	27,909,680
Other Investment Company	19,865,050	—	—	19,865,050
Repurchase Agreement	—	36,526,338	—	36,526,338

Total Investments	$19,865,050	$1,398,196,121	$—	$1,418,061,171

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $459,993,339, representing 35.0% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $9,015,737, representing 0.7% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $44,246,383, collateralized by cash collateral of $19,865,050 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,302,386. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2022 was $924,314 at a weighted average interest rate of 0.45%.
(H)	Rates disclosed reflect the yields at December 31, 2022.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $1,386,095,383) (including securities loaned of $44,246,383)	$1,381,534,833
Repurchase agreement, at value (cost $36,526,338)	36,526,338
Cash	192,311
Cash collateral pledged at broker for:
TBA commitments	925,000
Centrally cleared swap agreements	6,000
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	452,368
Net income from securities lending	10,517
Shares of beneficial interest sold	41,838
Interest	11,460,920
Variation margin receivable on centrally cleared swap agreements	4
Other assets	7,172

Total assets	1,431,157,301

Liabilities:
Foreign currency overdraft, at value (cost $3,197)	3,228
Cash collateral received upon return of:
Securities on loan	19,865,050
Payables and other liabilities:
Investments purchased	159,058
When-issued, delayed-delivery, forward and TBA commitments purchased	53,173,756
Shares of beneficial interest redeemed	42,737,584
Investment management fees	579,208
Distribution and service fees	116,938
Transfer agent costs	1,617
Trustees, CCO and deferred compensation fees	16,315
Audit and tax fees	48,072
Custody fees	69,600
Legal fees	8,587
Printing and shareholder reports fees	146,967
Other accrued expenses	14,265

Total liabilities	116,940,245

Net assets	$1,314,217,056

Net assets consist of:
Capital stock ($0.01 par value)	$1,437,330
Additional paid-in capital	1,574,517,315
Total distributable earnings (accumulated losses)	(261,737,589)

Net assets	$1,314,217,056

Net assets by class:
Initial Class	$773,453,568
Service Class	540,763,488

Shares outstanding:
Initial Class	84,243,383
Service Class	59,489,583

Net asset value and offering price per share:
Initial Class	$9.18
Service Class	9.09

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$913,546
Interest income	52,690,437
Net income from securities lending	88,234
Withholding taxes on foreign income	(9,284)

Total investment income	53,682,933

Expenses:
Investment management fees	9,511,189
Distribution and service fees:
Service Class	1,559,611
Transfer agent costs	16,031
Trustees, CCO and deferred compensation fees	65,061
Audit and tax fees	79,098
Custody fees	266,723
Legal fees	88,082
Interest expense on sale-buybacks	4,247
Other	107,591

Total expenses	11,697,633

Net investment income (loss)	41,985,300

Net realized gain (loss) on:
Investments	(228,069,404)
Written options and swaptions	(1,768,854)
Swap agreements	(8,825,280)
Futures contracts	(16,965,148)
Forward foreign currency contracts	9,371,957
Foreign currency transactions	(2,230,260)
TBA Commitments	2,442,078

Net realized gain (loss)	(246,044,911)

Net change in unrealized appreciation (depreciation) on:
Investments	(59,973,327)
Written options and swaptions	(209,000)
Swap agreements	474,726
Futures contracts	(1,188,034)
Forward foreign currency contracts	1,477,889
Translation of assets and liabilities denominated in foreign currencies	(90,166)

Net change in unrealized appreciation (depreciation)	(59,507,912)

Net realized and change in unrealized gain (loss)	(305,552,823)

Net increase (decrease) in net assets resulting from operations	$(263,567,523)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$41,985,300	$38,617,782
Net realized gain (loss)	(246,044,911)	(9,182,015)
Net change in unrealized appreciation (depreciation)	(59,507,912)	(48,967,552)

Net increase (decrease) in net assets resulting from operations	(263,567,523)	(19,531,785)

Dividends and/or distributions to shareholders:
Initial Class	(23,417,643)	(91,883,037)
Service Class	(14,442,123)	(56,451,364)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,859,766)	(148,334,401)

Capital share transactions:
Proceeds from shares sold:
Initial Class	41,289,901	101,830,659
Service Class	7,391,387	29,166,829

	48,681,288	130,997,488

Dividends and/or distributions reinvested:
Initial Class	23,417,643	91,883,037
Service Class	14,442,123	56,451,364

	37,859,766	148,334,401

Cost of shares redeemed:
Initial Class	(265,328,020)	(310,467,072)
Service Class	(107,937,664)	(84,446,916)

	(373,265,684)	(394,913,988)

Net increase (decrease) in net assets resulting from capital share transactions	(286,724,630)	(115,582,099)

Net increase (decrease) in net assets	(588,151,919)	(283,448,285)

Net assets:
Beginning of year	1,902,368,975	2,185,817,260

End of year	$1,314,217,056	$1,902,368,975

Capital share transactions - shares:
Shares issued:
Initial Class	4,292,225	8,930,917
Service Class	736,315	2,559,690

	5,028,540	11,490,607

Shares reinvested:
Initial Class	2,441,881	8,248,028
Service Class	1,520,224	5,113,348

	3,962,105	13,361,376

Shares redeemed:
Initial Class	(26,586,909)	(26,763,980)
Service Class	(11,054,135)	(7,383,584)

	(37,641,044)	(34,147,564)

Net increase (decrease) in shares outstanding:
Initial Class	(19,852,803)	(9,585,035)
Service Class	(8,797,596)	289,454

	(28,650,399)	(9,295,581)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.08	$12.08	$11.77	$11.12	$11.56

Investment operations:
Net investment income (loss) (A)	0.28	0.23	0.27	0.31	0.27
Net realized and unrealized gain (loss)	(1.91)	(0.33)	0.61	0.63	(0.35)

Total investment operations	(1.63)	(0.10)	0.88	0.94	(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.18)	(0.52)	(0.29)	(0.30)
Net realized gains	—	(0.72)	(0.05)	—	(0.06)

Total dividends and/or distributions to shareholders	(0.27)	(0.90)	(0.57)	(0.29)	(0.36)

Net asset value, end of year	$9.18	$11.08	$12.08	$11.77	$11.12

Total return	(14.84)%	(0.87)%	7.68%	8.41%	(0.65)%

Ratio and supplemental data:
Net assets end of year (000’s)	$773,454	$1,153,539	$1,372,817	$1,805,918	$1,833,477
Expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.69%
Net investment income (loss) to average net assets	2.82%	1.96%	2.24%	2.63%	2.37%
Portfolio turnover rate (B)	126%	18%	30%	27%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.97	$11.96	$11.65	$11.01	$11.46

Investment operations:
Net investment income (loss) (A)	0.25	0.20	0.24	0.27	0.24
Net realized and unrealized gain (loss)	(1.89)	(0.32)	0.61	0.63	(0.36)

Total investment operations	(1.64)	(0.12)	0.85	0.90	(0.12)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.15)	(0.49)	(0.26)	(0.27)
Net realized gains	—	(0.72)	(0.05)	—	(0.06)

Total dividends and/or distributions to shareholders	(0.24)	(0.87)	(0.54)	(0.26)	(0.33)

Net asset value, end of year	$9.09	$10.97	$11.96	$11.65	$11.01

Total return	(15.08)%	(1.07)%	7.40%	8.22%	(1.02)%

Ratio and supplemental data:
Net assets end of year (000’s)	$540,763	$748,830	$813,000	$811,186	$806,020
Expenses to average net assets	0.91%	0.92%	0.92%	0.92%	0.94%
Net investment income (loss) to average net assets	2.58%	1.72%	1.99%	2.38%	2.11%
Portfolio turnover rate (B)	126%	18%	30%	27%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2022, the Portfolio earned price drop fee income of $37,448. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2022, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,596,521	$—	$—	$—	$6,596,521
U.S. Government Obligations	13,268,529	—	—	—	13,268,529
Total Borrowings	$19,865,050	$—	$—	$—	$19,865,050

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(47,300)	$—	$—	$—	$—	$(47,300)
Written options and swaptions	(1,265,123)	(503,731)	—	—	—	(1,768,854)
Swap agreements	(4,079,863)	—	—	(4,745,417)	—	(8,825,280)
Futures contracts	(16,965,148)	—	—	—	—	(16,965,148)
Forward foreign currency contracts	—	9,371,957	—	—	—	9,371,957
Total	$(22,357,434)	$8,868,226	$—	$(4,745,417)	$—	$(18,234,625)

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$364,360	$—	$—	$—	$—	$364,360
Written options and swaptions	(209,000)	—	—	—	—	(209,000)
Swap agreements	1,484,773	—	—	(1,010,047)	—	474,726
Futures contracts	(1,188,034)	—	—	—	—	(1,188,034)
Forward foreign currency contracts	—	1,477,889	—	—	—	1,477,889
Total	$452,099	$1,477,889	$—	$(1,010,047)	$—	$919,941

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average notional value of swaption contracts purchased	$2,981,206
Average value of option contracts written	(635,197)
Average notional value of swaption contracts written	(191,227,105)
Credit default swaps:
Average notional value – buy protection	23,790,225
Average notional value – sell protection	72,649,127
Interest rate swaps:
Average notional value – pays fixed rate	130,603,685
Average notional value – receives fixed rate	431,069,533
Futures contracts:
Average notional value of contracts – long	181,466,630
Average notional value of contracts – short	(132,953,416)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	130,049,775
Average contract amounts sold – in USD	261,408,120

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $500 million	0.510%
Over $500 million up to $1 billion	0.490
Over $1 billion up to $1.5 billion	0.480
Over $1.5 billion	0.475
Prior to November 1, 2022
First $250 million	0.680
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2022
Initial Class	0.66%	May 1, 2023
Service Class	0.87	May 1, 2023
Prior to November 1, 2022
Initial Class	0.72
Service Class	0.97

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 839,402,386	$ 952,874,849	$ 1,167,763,215	$ 940,393,218

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, straddle loss deferrals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to investments in partnerships. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 2,820	$ (2,820)

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,424,801,243	$ 15,847,203	$ (22,587,275)	$ (6,740,072)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 119,504,552	$ 147,564,204

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 37,859,766	$ —	$ —	$ 116,913,125	$ 31,421,276	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,923,196	$ —	$ (267,068,756)	$ —	$ (5,778,742)	$ (6,813,287)

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)

Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

A special meeting of holders of Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP) and Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP) was held on October 5, 2022. The results of Proposal 1 and Proposal 2 were as follows:

Proposal 1: To approve a new sub-advisory agreement for Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management Inc. (“TAM”).

Proposal	Number of Shares
For	32,791,545.525
Against	1,744,437.608
Withheld	1,418,312.190

Proposal 2: To approve a new sub-advisory agreement for Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with AUIM, an affiliate of TAM.

Proposal	Number of Shares
For	144,998,301.772
Against	3,958,283.611
Withheld	4,582,413.645

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management, Inc. (1/1/2022 – 10/31/2022)

After a strong 2021, the first quarter of 2022 was challenging for risk assets. Concerns over the economic implications of the Russian invasion of Ukraine and the potential need for a faster pace of interest rate hikes to combat higher inflation weighed on fixed income returns. Furthermore, a new round of COVID-19 Omicron cases in China weighed on economic activity.

The second quarter of 2022 was challenging for risk assets after what had been a tough start to the year. Sustained inflationary pressures prompted ultra-hawkish tones from the U.S. central bank and a sharp policy pivot across developed market central banks. Volatility continued to be elevated due to the market’s concerns that the central banks would be unable to walk the fine line of tightening monetary policy to a level that would bring down inflation, yet allow growth to remain positive, preventing a recession.

Risk assets sold-off and yields climbed higher over the third quarter as the growth outlook faltered and central banks pushed forth with an aggressive policy stance. The growth outlook remained challenging as central banks were confronted with the biggest inflation shock since the 1970s. Central banks continued to prioritize the fight against inflation over supporting growth. Central banks backed up their tough talk in the third quarter with policy rate hikes totaling 1.5% from the Federal Reserve, 1.25% from the European Central Bank and 1% from the Bank of England, as they looked to bring down core inflation.

Treasury yields moved materially higher across the curve fiscal year-to-date through October 2022. The two-year yield increased by 375 basis points (“bps”) to 4.48%, the 10-year yield increased by 254 bps to 4.05%, and the 30-year yield moved 226 bps higher to 4.16%. The spread between two- and 10-year Treasuries flattened 121 bps to finish the period at -43 bps.

Aegon USA Investment Management, LLC (11/1/2022 – 12/31/2022)

From a macro and markets perspective, the fiscal year ended 2022 was a year of significant monetary tightening. A myriad of macro headwinds took hold in the first quarter of the year that rattled the markets off the course to normalization and remained a concern for the rest of the year. The COVID-19 omicron variant was a mere bug bite in comparison to the stinging inflation story, a hawkish U.S. Federal Reserve (“Fed”) and the outbreak of the Russia-Ukraine war. These events not only threw markets into the most volatile quarter since the start of the COVID-19 pandemic, but also further exacerbated supply chain bottlenecks. While the Fed formally embarked on its tightening cycle by increasing the federal funds rate by 0.25% at the start of the year, it was the more hawkish tone that initially spooked markets.

The second quarter brought the continuation of inflation, aggressive Fed action, choked supply chains and the ongoing war in Ukraine, which all weighed on the already weary consumers, whose confidence was clearly waning. First quarter headline gross domestic product showed significant changes in its underlying parts, raising concerns about the path of growth in the second half of the year. Consumer confidence continued to weaken in the second quarter as high inflation ate into real purchasing power.

The market spent much of the third quarter focused on persistently high inflation and the Fed’s efforts to tame it. The Fed again raised the federal funds rate by 0.75% at its September meeting, bringing the target range to 3.00% to 3.25%. Meanwhile, on the inflation front, the August Consumer Price Index (“CPI”) reading showed both the headline and the core CPI readings came in hotter-than-expected. August’s Core Personal Consumption Expenditures Index also reflected higher-than-expected inflation. These broad underlying price pressures indicated the Fed would continue on its hawkish path.

Market volatility persisted into the fourth quarter. The November Purchasing Managers Index fell to its lowest reading since May 2020 and below its neutral rate of 50, indicating the manufacturing sector had entered contractionary territory as higher borrowing costs started to weigh on demand for goods. While the economy showed signs of cooling, strong consumer demand coupled with a tight labor market indicated the Fed may need to keep interest rates higher for longer. It did, announcing another 0.50% rate increase at its December meeting, bringing rates to their highest level in 15 years.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Aegon Core Bond VP, Initial Class returned -12.77%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -13.01%.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

(unaudited)

STRATEGY REVIEW

J.P. Morgan Investment Management, Inc. (1/1/2022 – 10/31/2022)

J.P. Morgan Investment Management, Inc. served as sub-adviser to the Portfolio through October 31, 2022, when the Portfolio was named Transamerica JPMorgan Core Bond VP.

The Portfolio held a shorter duration posture during the period which was positive given the increase in rates across the curve. On the other hand, curve positioning was a slight drag on the Portfolio’s performance during the period.

As risk assets lagged on the heels of significant spread widening during the period, the Portfolio’s underweight to US Treasury debt was negative for performance as spread sectors trailed comparable-duration Treasuries over the period.

Agency mortgage-backed securities trailed comparable duration Treasuries by 3.32% during the period, with spreads within the sector widening 42 bps over this time. The Portfolio’s underweight to, and security selection within, agency mortgages was positive for performance, as specified pools, collateralized mortgage obligations (“CMOs”), and agency collateralized mortgage-backed securities (“CMBS”) outperformed to be announced (“TBA”) paper backed by mortgages. The Portfolio generally favored specified pools, CMOs, and agency CMBS in lieu of TBAs during the period.

The Option-Adjusted Spread (“OAS”) of the Bloomberg Investment Grade Corporate Index ended the period at 158 bps, which was 66 bps wider than the start of 2022. The move resulted in Corporates underperforming duration neutral Treasuries by 302 bps. The worst performing sub-sector within Corporates was Financials, followed by Utilities and Industrials. The sub-sectors trailed comparable duration Treasuries by 362 bps, 292 bps, and 271 bps, respectively. The Non-Corporate Credit sectors trailed like-duration Treasuries by 135 bps. As a result, the Portfolio’s overweight to investment grade corporates was negative for performance. In addition, the Portfolio’s allocations to Financials and Industrials were negative for excess returns.

The Portfolio’s overweight allocation to asset-backed securities (“ABS”) was positive for performance as ABS was the top performing securitized sector within the Index over the period. According to the Bloomberg ABS Index, the sector trailed like-duration Treasuries by 80 bps.

Aegon USA Investment Management, LLC (11/1/2022 – 12/31/2022)

Aegon USA Investment Management, LLC became sub-adviser to the Portfolio on November 1, 2022.

For the two-month period ended December 31, 2022, compared to the Bloomberg US Aggregate Index, duration and curve positioning contributed to the Portfolio’s relative returns, but these positives were more than offset by the negative impact of credit spread effects. Trading costs to reposition the Portfolio to align it with the revised investment strategy also detracted from relative returns.

At an asset class level, the Portfolio’s security selection in agency residential mortgage-backed securities (“RMBS”), security selection in investment grade corporate bonds and an off-index allocation to non-agency RMBS were the largest detractors from relative returns. An overweight allocation to emerging markets debt and investment grade corporate credit were modest contributors.

The Portfolio ended the fiscal year overweight to investment grade corporate bonds, but the portfolio managers have continued to monitor increased margin pressure and the trend toward lowering earnings guidance. The Portfolio was also biased towards financials, and within industrials, certain sub-sectors like capital goods and transportation. The Portfolio ended the period positioned to be neutral on duration relative to the benchmark.

Richard Figuly, CFA

Steven Lear, CFA

Justin Rucker, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	33.9%
U.S. Government Obligations	29.4
U.S. Government Agency Obligations	25.0
Commercial Paper	16.8
Asset-Backed Securities	6.7
Mortgage-Backed Securities	5.0
Short-Term U.S. Government Obligation	2.7
Repurchase Agreement	2.4
Foreign Government Obligations	0.9
Other Investment Company	0.5
Preferred Stock	0.2
Net Other Assets (Liabilities)	(23.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.69
Duration †	6.19

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	57.1%
AAA	11.1
AA	1.5
A	8.5
BBB	23.3
BB	3.4
B	0.2
CCC and Below	0.0 *
Not Rated	18.4
Net Other Assets (Liabilities)	(23.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(12.77)%	0.15%	1.07%	10/02/1986
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Service Class	(12.99)%	(0.09)%	0.82%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$963.90	$2.38	$1,022.80	$2.45	0.48%
Service Class	1,000.00	962.70	3.61	1,021.50	3.72	0.73

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 6.7%
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	$151,289	$137,011
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	1,154,365	1,015,582
American Tower Trust #1 Series 2013, Class 2A, 3.07%, 03/15/2048 (A)	350,000	348,040
Apidos CLO XXXI Series 2019-31A, Class A1R, 3-Month LIBOR + 1.10%, 5.18% (B), 04/15/2031 (A)	3,000,000	2,949,363
Carmax Auto Owner Trust Series 2020-1, Class A4, 2.03%, 06/16/2025	1,900,000	1,841,299
Chase Funding Trust Series 2003-6, Class 1A7, 4.85% (B), 11/25/2034	16,169	15,898
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 5.19% (B), 10/18/2030 (A)	2,500,000	2,465,260
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 02/16/2027 (A)	139,138	135,992
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	650,000	563,606
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	186,757	182,531
Exeter Automobile Receivables Trust Series 2022-2A, Class D, 4.56%, 07/17/2028	965,000	905,083
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	6,565	6,452
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (A)	82,379	76,400
Hero Funding Trust
Series 2017-1A, Class A2, 4.46%, 09/20/2047 (A)	221,712	210,172
Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	252,312	233,228
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	48,276	47,517
Honda Auto Receivables Owner Trust Series 2022-2, Class A2, 3.81%, 03/18/2025	2,136,000	2,115,150
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A, 0.72% (B), 08/25/2038 (A)	220,381	3,439
Series 2013-2, Class A, 1.62% (B), 03/25/2039 (A)	237,093	6,934
Series 2014-2, Class A, 3.16% (B), 04/25/2040 (A)	114,840	7,279

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	$ 167,860	$ 164,728
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (A)	560,000	534,271
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.61%, 03/08/2029 (A)	936,435	897,828
Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	773,352	727,943
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 5.34% (B), 07/20/2030 (A)	2,468,043	2,437,034
Renew Financial Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	107,801	97,588
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.91% (B), 01/25/2036	13,865	10,763
Sierra Timeshare Receivables Funding LLC Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	716,213	672,593
Structured Receivables Finance LLC 5.22%, 01/16/2046 (A)	376,309	368,556
Towd Point Mortgage Trust Series 2017-2, Class A1, 2.75% (B), 04/25/2057 (A)	125,223	123,606
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	1,797,846	1,705,676
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	371,582	354,449
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	1,794,148	1,730,023
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	1,899,245	1,733,901
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	1,770,671	1,565,783
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 03/20/2031 (A)	32,900	32,798
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	89,673	86,944

Total Asset-Backed Securities (Cost $26,997,047)		26,510,720

CORPORATE DEBT SECURITIES - 33.9%
Aerospace & Defense - 0.7%
Boeing Co.
5.15%, 05/01/2030	1,015,000	992,984
5.81%, 05/01/2050	1,200,000	1,117,238
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	617,000	509,537

		2,619,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031	$ 1,661,000	$ 1,230,460

Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	402,920	349,954

Auto Components - 0.2%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	515,000	423,070
BorgWarner, Inc. 3.38%, 03/15/2025	481,000	460,800

		883,870

Automobiles - 0.3%
General Motors Co. 6.25%, 10/02/2043	219,000	203,276
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A)	1,007,000	997,485

		1,200,761

Banks - 3.8%
Bank of America Corp.
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	1,174,000	1,087,989
Fixed until 04/27/2032, 4.57% (B), 04/27/2033	1,937,000	1,779,026
Barclays PLC Fixed until 11/02/2025, 7.33% (B), 11/02/2026	1,120,000	1,162,154
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (B), 10/27/2028	2,143,000	1,958,420
Commerzbank AG 8.13%, 09/19/2023 (A)	800,000	806,263
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (A)	428,000	411,601
8.25%, 11/21/2033 (A)	1,533,000	1,560,544
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	1,185,000	1,042,952
Fixed until 02/01/2027, 3.78% (B), 02/01/2028	582,000	544,510
Fixed until 09/14/2032, 5.72% (B), 09/14/2033	1,832,000	1,801,480
Lloyds Banking Group PLC Fixed until 08/15/2032, 7.95% (B), 11/15/2033	773,000	821,118
Wells Fargo & Co.
4.10%, 06/03/2026	1,328,000	1,286,880
Fixed until 07/25/2027, 4.81% (B), 07/25/2028	330,000	322,233
Fixed until 06/15/2024 (C), 5.90%	392,000	349,460

		14,934,630

Beverages - 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	100,000	91,654

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	$ 1,161,000	$ 998,346
4.75%, 01/23/2029	363,000	359,141
Constellation Brands, Inc.
3.15%, 08/01/2029	390,000	342,544
3.70%, 12/06/2026	185,000	176,165

		1,967,850

Biotechnology - 0.6%
AbbVie, Inc.
3.20%, 05/14/2026	447,000	422,395
4.05%, 11/21/2039	1,255,000	1,080,429
Amgen, Inc. 2.00%, 01/15/2032	400,000	313,142
CSL Finance PLC 4.63%, 04/27/2042 (A)	475,000	429,290
Gilead Sciences, Inc. 4.15%, 03/01/2047	191,000	158,771

		2,404,027

Building Products - 0.8%
Carlisle Cos., Inc.
2.20%, 03/01/2032	538,000	410,380
3.75%, 12/01/2027	701,000	654,015
Carrier Global Corp. 2.72%, 02/15/2030	417,000	351,860
Owens Corning 7.00%, 12/01/2036	1,444,000	1,534,410

		2,950,665

Capital Markets - 1.9%
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	703,000	621,770
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	1,360,000	1,196,958
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	440,000	420,659
Fixed until 05/24/2023, 4.30% (B), 05/24/2028	1,099,000	1,034,015
Goldman Sachs Group, Inc. Fixed until 02/24/2032, 3.10% (B), 02/24/2033	1,493,000	1,216,514
Morgan Stanley
Fixed until 12/10/2025, 0.99% (B), 12/10/2026	364,000	319,024
Fixed until 07/20/2032, 4.89% (B), 07/20/2033	786,000	740,856
5.00%, 11/24/2025	567,000	565,807
Northern Trust Corp. 6.13%, 11/02/2032	1,183,000	1,251,517

		7,367,120

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (A)	734,000	584,141

Commercial Services & Supplies - 0.4%
ADT Security Corp. 4.13%, 08/01/2029 (A)	712,000	605,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ashtead Capital, Inc. 4.25%, 11/01/2029 (A)	$ 459,000	$ 414,174
Triton Container International Ltd. 1.15%, 06/07/2024 (A)	275,000	254,569
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	273,000	210,944

		1,485,212

Construction & Engineering - 0.2%
Quanta Services, Inc. 2.90%, 10/01/2030	898,000	740,607

Consumer Finance - 1.5%
Ally Financial, Inc. 8.00%, 11/01/2031	1,245,000	1,290,286
BMW US Capital LLC 2.80%, 04/11/2026 (A)	740,000	692,105
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,074,000	970,910
General Motors Financial Co., Inc. 5.00%, 04/09/2027	704,000	683,118
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (A)	884,000	688,231
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	2,015,000	1,690,364

		6,015,014

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	624,000	555,638

Diversified Financial Services - 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	989,000	703,244
4.45%, 04/03/2026	1,010,000	965,787
4.50%, 09/15/2023	694,000	689,416
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	574,000	500,485
5.50%, 12/15/2024 (A)	1,457,000	1,429,884

		4,288,816

Diversified Telecommunication Services - 0.5%
Sprint Capital Corp. 6.88%, 11/15/2028	360,000	374,395
Verizon Communications, Inc.
1.68%, 10/30/2030	895,000	699,793
2.99%, 10/30/2056	1,537,000	943,980

		2,018,168

Electric Utilities - 1.2%
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	69,000	68,742
DTE Electric Co. 4.30%, 07/01/2044	1,250,000	1,080,785
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,758,000	1,438,627
Duke Energy Progress LLC 3.60%, 09/15/2047	847,000	639,537
Entergy Arkansas LLC 3.70%, 06/01/2024	164,000	161,198

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	$ 105,000	$ 76,505
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	47,000	47,012
Pacific Gas & Electric Co. 3.75%, 08/15/2042	83,000	55,972
PacifiCorp
3.60%, 04/01/2024	989,000	971,952
5.75%, 04/01/2037	92,000	93,932

		4,634,262

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 2.95%, 02/15/2032	582,000	460,488
Keysight Technologies, Inc. 4.60%, 04/06/2027	687,000	671,206
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	471,000	410,007

		1,541,701

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,052,000	981,905

Equity Real Estate Investment Trusts - 1.9%
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,056,000	794,003
Corporate Office Properties LP 2.00%, 01/15/2029	257,000	197,584
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	714,000	626,788
Physicians Realty LP 2.63%, 11/01/2031	1,326,000	1,038,561
Realty Income Corp. 5.63%, 10/13/2032	361,000	367,864
SBA Tower Trust 6.60%, 01/15/2028 (A)	2,125,000	2,131,743
Simon Property Group LP 2.20%, 02/01/2031	728,000	575,347
Ventas Realty LP 3.25%, 10/15/2026	977,000	903,923
Weyerhaeuser Co. 4.00%, 04/15/2030	861,000	786,159

		7,421,972

Food & Staples Retailing - 0.4%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	919,000	702,495
Sysco Corp. 3.30%, 07/15/2026	837,000	790,488

		1,492,983

Food Products - 0.8%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	1,285,000	1,058,081
Cargill, Inc. 5.13%, 10/11/2032 (A)	486,000	488,116
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (A)	1,010,000	790,325
Viterra Finance BV 4.90%, 04/21/2027 (A)	784,000	738,638

		3,075,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 5.75%, 12/06/2052 (A)	$ 391,000	$ 394,506
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030 (A)	480,000	492,346

		886,852

Health Care Providers & Services - 1.7%
Centene Corp.
3.00%, 10/15/2030	954,000	782,041
3.38%, 02/15/2030	569,000	481,016
Cigna Corp. 2.40%, 03/15/2030	833,000	699,261
CVS Health Corp. 2.70%, 08/21/2040	772,000	536,712
Elevance Health, Inc. 2.25%, 05/15/2030	593,000	493,130
HCA, Inc.
4.13%, 06/15/2029	379,000	346,853
5.25%, 04/15/2025	252,000	250,717
5.50%, 06/15/2047	1,143,000	1,018,905
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	350,000	319,406
UnitedHealth Group, Inc.
4.20%, 05/15/2032	1,183,000	1,126,222
6.05%, 02/15/2063	686,000	749,747

		6,804,010

Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc.
2.95%, 03/15/2031	60,000	48,440
3.80%, 02/15/2028	603,000	554,570
Hyatt Hotels Corp. 1.80%, 10/01/2024	397,000	372,125
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (A)	1,097,000	843,395

		1,818,530

Industrial Conglomerates - 0.2%
General Electric Co. 4.50%, 03/11/2044	791,000	684,202

Insurance - 1.7%
Alleghany Corp. 3.25%, 08/15/2051	1,338,000	949,174
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	1,039,000	1,031,647
Global Atlantic Finance Co. 3.13%, 06/15/2031 (A)	1,574,000	1,158,543
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	167,000	169,527
Muenchener Rueckversicherungs- Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	600,000	597,750
Ohio National Financial Services, Inc.
5.80%, 01/24/2030 (A)	1,614,000	1,486,862
6.63%, 05/01/2031 (A)	404,000	390,880
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	1,012,000	854,017

		6,638,400

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Interactive Media & Services - 0.4%
Baidu, Inc. 4.38%, 05/14/2024	$ 1,739,000	$ 1,710,550

IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	881,000	511,967

Machinery - 0.3%
CNH Industrial Capital LLC 5.45%, 10/14/2025	1,132,000	1,135,474

Media - 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	693,000	504,476
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (A)	426,000	368,358
Comcast Corp. 2.94%, 11/01/2056	398,000	248,025
NBCUniversal Media LLC 4.45%, 01/15/2043	486,000	430,681
Paramount Global 4.20%, 05/19/2032	650,000	533,878

		2,085,418

Metals & Mining - 1.0%
Anglo American Capital PLC 4.50%, 03/15/2028 (A)	972,000	920,854
ArcelorMittal SA 6.55%, 11/29/2027	1,002,000	1,006,945
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,424,000	1,420,112
Glencore Funding LLC 2.63%, 09/23/2031 (A)	835,000	667,256

		4,015,167

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	682,000	678,122
CMS Energy Corp.
2.95%, 02/15/2027	97,000	86,981
4.88%, 03/01/2044	125,000	114,233
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	37,069
Public Service Co. of Oklahoma 6.63%, 11/15/2037	150,000	157,852

		1,074,257

Oil, Gas & Consumable Fuels - 2.9%
Boardwalk Pipelines LP 3.40%, 02/15/2031	433,000	363,285
Chevron USA, Inc. 3.25%, 10/15/2029	614,000	564,523
Energy Transfer LP
4.90%, 02/01/2024	405,000	402,805
5.15%, 02/01/2043	492,000	408,932
5.55%, 02/15/2028	431,000	426,759
5.95%, 10/01/2043	456,000	423,431
7.60%, 02/01/2024	357,000	363,019
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,524,000	1,224,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	$ 796,000	$ 785,273
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,372,000	1,366,855
ONEOK, Inc. 6.10%, 11/15/2032	993,000	999,191
Petroleos Mexicanos
6.84%, 01/23/2030	1,306,000	1,079,304
7.69%, 01/23/2050	290,000	200,684
Pioneer Natural Resources Co. 2.15%, 01/15/2031	895,000	712,079
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	704,000	612,165
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	413,000	388,867
Shell International Finance BV
2.50%, 09/12/2026	437,000	405,620
3.75%, 09/12/2046	577,000	458,317
Williams Cos., Inc. 5.40%, 03/04/2044	78,000	71,138

		11,257,024

Personal Products - 0.3%
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	1,099,000	1,024,686

Pharmaceuticals - 0.9%
Astrazeneca Finance LLC 1.20%, 05/28/2026	396,000	352,982
AstraZeneca PLC 4.38%, 08/17/2048	508,000	454,536
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	575,000	542,076
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	659,000	521,469
Royalty Pharma PLC 2.20%, 09/02/2030	628,000	492,504
Viatris, Inc. 2.30%, 06/22/2027	1,320,000	1,128,939

		3,492,506

Professional Services - 0.4%
Equifax, Inc.
2.60%, 12/01/2024	716,000	684,068
5.10%, 12/15/2027	771,000	762,284

		1,446,352

Road & Rail - 0.8%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	1,788,000	1,650,916
5.50%, 01/15/2026 (A)	457,000	434,912
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	1,115,000	994,826
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	1,529	1,526

		3,082,180

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	$ 1,050,000	$ 978,608
Broadcom, Inc.
1.95%, 02/15/2028 (A)	878,000	742,412
3.50%, 02/15/2041 (A)	561,000	403,282
KLA Corp. 3.30%, 03/01/2050	780,000	569,877
Microchip Technology, Inc. 0.98%, 09/01/2024	661,000	612,335
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051	400,000	250,337
3.40%, 05/01/2030	701,000	607,501
QUALCOMM, Inc.
3.25%, 05/20/2027	577,000	548,416
3.25%, 05/20/2050 (D)	549,000	400,592
Skyworks Solutions, Inc. 1.80%, 06/01/2026	390,000	343,412
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	1,856,000	1,428,600

		6,885,372

Software - 0.9%
Oracle Corp.
3.65%, 03/25/2041	553,000	410,105
6.90%, 11/09/2052	903,000	974,631
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	1,130,000	1,088,266
Workday, Inc. 3.50%, 04/01/2027	1,208,000	1,130,842

		3,603,844

Specialty Retail - 0.2%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	776,000	692,533

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.65%, 05/11/2050	627,000	418,308
Western Digital Corp. 2.85%, 02/01/2029	1,179,000	912,157

		1,330,465

Tobacco - 0.2%
BAT Capital Corp. 2.26%, 03/25/2028	225,000	187,320
Philip Morris International, Inc. 5.63%, 11/17/2029	768,000	781,417

		968,737

Wireless Telecommunication Services - 0.4%
Sprint LLC 7.88%, 09/15/2023	370,000	375,219
T-Mobile USA, Inc.
3.50%, 04/15/2031	803,000	693,141
3.88%, 04/15/2030	744,000	675,708

		1,744,068

Total Corporate Debt Securities (Cost $132,122,927)		133,637,269

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Colombia - 0.4%
Colombia Government International Bonds 4.50%, 01/28/2026	$ 1,795,000	$ 1,687,034

Israel - 0.0% (E)
Israel Government AID Bonds 5.50%, 09/18/2033	100,000	109,094

Mexico - 0.3%
Mexico Government International Bonds 3.75%, 01/11/2028	1,053,000	993,474

Peru - 0.2%
Peru Government International Bonds 7.35%, 07/21/2025	884,000	923,925

Total Foreign Government Obligations (Cost $3,644,720)		3,713,527

MORTGAGE-BACKED SECURITIES - 5.0%
Alternative Loan Trust Series 2004-2CB, Class 1A9, 5.75%, 03/25/2034	95,789	94,852
Series 2005-28CB, Class 1A4, 5.50%, 08/25/2035	74,512	64,607
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	21,039	16,386
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
1-Month LIBOR + 4.75%, 0.36% (B), 07/25/2035	135,636	4,846
Series 2005-22T1, Class A2,
1-Month LIBOR + 5.07%, 0.68% (B), 06/25/2035	349,753	23,804
BAMLL Commercial Mortgage Securities Trust Series 2014-520M, Class C, 4.21% (B), 08/15/2046 (A)	200,000	140,600
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1, 03/25/2034	7,826	5,450
Series 2005-7, Class 30, 11/25/2035	8,183	7,399
Series 2005-8, Class 30, 01/25/2036	2,007	1,292
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.36% (B), 11/25/2033	9,491	8,812
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	550,000	511,405
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 6.80% (B), 02/25/2036	12,924	12,341
Chase Mortgage Finance Trust Series 2007-A1, Class 1A3, 3.49% (B), 02/25/2037	20,247	19,383
Series 2007-A2, Class 2A1, 4.14% (B), 06/25/2035	8,940	8,548

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust Series 2004-3, Class A26, 5.50%, 04/25/2034	$ 24,662	$ 23,344
Series 2004-3, Class A4, 5.75%, 04/25/2034	14,797	14,132
Series 2004-7, Class 2A1, 3.16% (B), 06/25/2034	7,416	6,834
Series 2004-8, Class 2A1, 4.50%, 06/25/2019 (F)	249	250
Series 2004-HYB1, Class 2A, 3.76% (B), 05/20/2034	6,841	6,220
Series 2005-22, Class 2A1, 3.44% (B), 11/25/2035	53,781	42,005
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A3, 3.75%, 03/11/2047	223,252	219,366
Series 2014-GC19, Class A4, 4.02%, 03/11/2047	782,000	766,562
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	3,227	3,084
COMM Mortgage Trust Series 2013-CR11, Class AM, 4.72% (B), 08/10/2050	1,750,000	1,723,042
Series 2013-SFS, Class A2, 2.99% (B), 04/12/2035 (A)	125,000	123,389
Series 2015-CR25, Class A4, 3.76%, 08/10/2048	422,000	403,415
Series 2018-HOME, Class A, 3.82% (B), 04/10/2033 (A)	1,160,000	1,055,208
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-21, Class 1A4, 5.25%, 09/25/2033	9,609	8,957
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	893	859
FMC GMSR Issuer Trust Series 2020-GT1, Class A, 4.45% (B), 01/25/2026 (A)	1,100,000	962,499
Series 2021-GT1, Class A, 3.62% (B), 07/25/2026 (A)	1,100,000	895,013
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class A, 3.14%, 12/10/2036 (A)	1,000,000	934,056
Series 2019-FBLU, Class C, 3.75%, 12/10/2036 (A)	1,235,000	1,150,182
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 4.74% (B), 03/25/2035 (A)	86,288	81,060
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 4.74% (B), 09/25/2035 (A)	58,974	50,504
GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 05/25/2034	15,011	14,380
Series 2004-8F, Class 2A3, 6.00%, 09/25/2034	9,682	9,538

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust (continued)
Series 2005-7F, Class 3A9, 6.00%, 09/25/2035	$ 19,740	$ 18,810
Series 2006-1F, Class 2A4, 6.00%, 02/25/2036	34,841	18,115
Impac Secured Assets Trust Series 2006-1, Class 2A1, 1-Month LIBOR + 0.70%, 5.09% (B), 05/25/2036	11,634	9,841
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 4.19% (B), 11/25/2033	5,933	5,643
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	137,385
Manhattan West Mortgage Trust Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	600,000	513,124
Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	1,426,000	1,207,291
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.02% (B), 04/21/2034	11,229	10,563
Series 2004-13, Class 3A7, 3.87% (B), 11/21/2034	6,070	5,446
Series 2004-3, Class 4A2, 2.69% (B), 04/25/2034	6,837	6,026
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	501	472
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3PO, Zero Coupon, 05/28/2035 (A)	4,550	3,419
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 5.01% (B), 10/25/2028	84,243	77,892
Series 2004-1, Class 2A1, 3.14% (B), 12/25/2034	20,193	18,603
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 4.85% (B), 04/25/2029	52,507	47,512
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	1,184,167	1,147,136
MFA Trust Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	892,106	781,845
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2, 6.00%, 05/25/2033	3,362	3,202
Series 2003-A1, Class A5, 7.00%, 04/25/2033	9,941	9,683
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	1,508,000	1,450,770

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	$ 60,545	$ 12,222
RALI Trust Series 2002-QS16, Class A3, 1-Month LIBOR + 16.62%, 7.45% (B), 10/25/2017	43	44
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	159,030
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 5.11% (B), 04/20/2033	41,523	37,659
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 4.95% (B), 12/20/2034	34,254	30,525
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 5.05% (B), 09/20/2034	96,755	84,057
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 5.03% (B), 10/20/2034	62,615	55,425
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 07/15/2041 (A)	1,005,000	804,202
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.78% (B), 02/25/2034	77,345	72,385
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 5.04% (B), 01/19/2034	119,296	112,166
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 5.04% (B), 03/19/2034	94,116	85,288
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 5.00% (B), 10/19/2034	13,837	12,876
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 4.84% (B), 07/19/2035	51,402	45,646
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.55% (B), 12/25/2044	27,765	25,658
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92% (B), 11/30/2060 (A)	1,406,641	1,122,368
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	7,320	7,310
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 04/10/2046	192,782	191,360

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 0.52% (B), 05/10/2063 (A)	$ 108,774	$ 2
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	84,869	86,918
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (B), 03/15/2045 (A) (G)	42,817	0
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 4.23% (B), 10/25/2033	30,031	27,448
Series 2003-AR6, Class A1, 3.39% (B), 06/25/2033	8,218	7,572
Series 2003-S3, Class 1A4, 5.50%, 06/25/2033	17,757	15,963
Series 2003-S9, Class A8, 5.25%, 10/25/2033	15,724	15,184
Series 2004-AR3, Class A2, 3.10% (B), 06/25/2034	4,726	4,333
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	60,345	54,329
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS Series 2005-2, Class 1A4,
1-Month LIBOR + 5.05%, 0.66% (B), 04/25/2035	198,214	7,052
Series 2005-3, Class CX, 5.50%, 05/25/2035	80,355	13,062
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	124	93
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,103,000	1,009,239
Series 2021-SAVE, Class A,
1-Month LIBOR + 1.15%, 5.47% (B), 02/15/2040 (A)	549,958	513,854

Total Mortgage-Backed Securities (Cost $20,868,864)		19,499,672

U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.0%
Federal Home Loan Mortgage Corp.
1-Year CMT + 2.25%, 2.38% (B), 01/01/2035	12,039	12,154
3.00%, 02/01/2052	923,890	816,111
12-Month LIBOR + 1.67%, 3.05% (B), 11/01/2036	15,383	15,050
1-Year CMT + 2.25%, 3.25% (B), 05/01/2036	4,031	4,098
12-Month LIBOR + 1.94%, 3.35% (B), 06/01/2036	25,717	26,103

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.50%, 06/01/2042 - 06/01/2043	$ 534,657	$ 500,670
12-Month LIBOR + 1.69%, 3.94% (B), 12/01/2036	2,253	2,195
6-Month LIBOR + 1.62%, 4.00% (B), 08/01/2036	4,136	4,185
4.00%, 06/01/2042 - 01/01/2046	1,041,217	997,835
1-Year CMT + 2.37%, 4.07% (B), 09/01/2034	18,643	18,955
6-Month LIBOR + 1.78%, 4.13% (B), 07/01/2036	18,617	18,967
1-Year CMT + 2.25%, 4.18% (B), 02/01/2036	20,831	21,091
6-Month LIBOR + 1.84%, 4.28% (B), 03/01/2037	4,735	4,833
6-Month LIBOR + 2.11%, 4.31% (B), 02/01/2037	12,089	12,136
6-Month LIBOR + 1.76%, 4.32% (B), 10/01/2036	12,594	12,772
1-Year CMT + 2.36%, 4.48% (B), 10/01/2036	7,981	7,888
4.50%, 06/01/2048	434,462	426,565
6.00%, 12/01/2034	35,148	35,390
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.93%, 01/25/2023	20,491	20,428
3.01%, 07/25/2025	1,934,000	1,858,155
3.17%, 10/25/2024	2,700,000	2,616,063
3.30% (B), 11/25/2027	553,000	526,570
3.53% (B), 10/25/2023	2,160,000	2,135,595
Federal Home Loan Mortgage Corp. REMIC
(3.33) * 1-Month LIBOR + 17.50%, 3.11% (B), 02/15/2040	32,701	31,163
1-Month LIBOR + 0.40%, 3.41% (B), 07/15/2037	65,543	63,487
(2.00) * 1-Month LIBOR + 13.29%, 4.65% (B), 07/15/2033	16,396	15,799
1-Month LIBOR + 0.35%, 4.67% (B), 06/15/2043	387,984	374,262
1-Month LIBOR + 0.40%, 4.72% (B), 10/15/2041	88,376	87,340
(1.25) * 1-Month LIBOR + 10.13%, 4.73% (B), 07/15/2032	17,846	17,091
1-Month LIBOR + 0.44%, 4.76% (B), 02/15/2037	2,995	2,930
5.00%, 05/15/2023	680	678
5.50%, 04/15/2033 - 05/15/2038	8,753	8,753
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	24,824	23,743
6.00%, 11/15/2032	25,170	25,909
6.40%, 11/15/2023	1,579	1,578
6.50%, 08/15/2031 - 07/15/2036	105,929	109,004
(1.83) * 1-Month LIBOR + 14.76%, 6.84% (B), 09/15/2033	2,930	3,017
7.00%, 03/15/2024 - 05/15/2032	101,272	106,545
7.25%, 12/15/2030	12,781	13,517
7.50%, 02/15/2023 - 08/15/2030	14,904	15,679
8.00%, 01/15/2030	56,925	60,741
(3.67) * 1-Month LIBOR + 24.49%, 8.66% (B), 06/15/2034	1,288	1,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
Zero Coupon, 01/15/2040	$ 32,661	$ 1,206
(1.00) * 1-Month LIBOR + 6.00%, 1.68% (B), 11/15/2037 - 02/15/2039	47,126	3,096
(1.00) * 1-Month LIBOR + 6.20%, 1.88% (B), 06/15/2038	102,352	6,268
(1.00) * 1-Month LIBOR + 6.37%, 2.05% (B), 10/15/2037	220,251	22,742
(1.00) * 1-Month LIBOR + 6.42%, 2.10% (B), 11/15/2037	24,356	1,920
(1.00) * 1-Month LIBOR + 6.80%, 2.48% (B), 04/15/2038	21,553	2,223
(1.00) * 1-Month LIBOR + 7.10%, 2.78% (B), 07/15/2036	6,599	662
(1.00) * 1-Month LIBOR + 8.00%, 3.68% (B), 03/15/2032	11,693	1,185
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 12/15/2032 - 01/15/2040	80,355	66,265
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.25% (B), 10/25/2044	82,829	82,427
7.00%, 02/25/2043	29,985	30,719
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	17,864	3,584
Federal National Mortgage Association
12-Month LIBOR + 1.79%, 2.29% (B), 01/01/2038	5,526	5,416
2.50%, 12/01/2051 - 07/01/2061	3,188,961	2,695,767
3.00%, 01/01/2043 - 07/01/2060	1,883,902	1,658,442
1-Year CMT + 2.22%, 3.25% (B), 01/01/2036	7,591	7,740
3.50%, 08/01/2032 - 03/01/2060	2,057,624	1,918,141
4.00%, 07/01/2042 - 08/01/2048	1,570,031	1,505,223
1-Month LIBOR + 0.26%, 4.65% (B), 11/25/2046	56,004	55,382
5.00%, 05/01/2023	78	78
5.50%, 01/01/2058	1,296,628	1,341,436
6.00%, 10/01/2033	5,559	5,545
6.50%, 01/01/2036	7,573	7,477
8.00%, 11/01/2037	3,344	3,417
Federal National Mortgage Association REMIC
(1.33) * 1-Month LIBOR + 7.47%, 1.97% (B), 08/25/2033	27,928	24,320
(1.88) * 1-Month LIBOR + 11.28%, 3.03% (B), 07/25/2035	43,196	39,543
(2.50) * 1-Month LIBOR + 13.75%, 3.45% (B), 07/25/2033	8,404	7,630
(2.75) * 1-Month LIBOR + 16.50%, 4.43% (B), 05/25/2034	6,714	6,429
1-Month LIBOR + 0.25%, 4.55% (B), 06/27/2036	13,165	12,977
1-Month LIBOR + 0.30%, 4.69% (B), 08/25/2041	27,414	27,181
1-Month LIBOR + 0.35%, 4.74% (B), 04/25/2035 - 08/25/2036	33,125	32,493

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.50%, 4.89% (B), 05/25/2035	$ 12,063	$ 12,055
(1.67) * 1-Month LIBOR + 12.50%, 5.19% (B), 09/25/2033	4,176	4,033
5.20% (B), 10/25/2042	11,995	12,076
(2.00) * 1-Month LIBOR + 14.00%, 5.22% (B), 03/25/2038	3,531	3,055
5.50%, 04/25/2023 - 05/25/2023	5,068	5,049
6.00% (B), 07/25/2023	2,564	2,561
6.00%, 08/25/2037	10,505	10,629
(2.50) * 1-Month LIBOR + 17.38%, 6.40% (B), 07/25/2035	30,405	32,061
(1.83) * 1-Month LIBOR + 14.48%, 6.44% (B), 12/25/2032	2,466	2,516
(4.00) * 1-Month LIBOR + 24.00%, 6.45% (B), 05/25/2034	4,305	4,317
6.50%, 05/25/2044	30,021	30,828
(2.00) * 1-Month LIBOR + 15.50%, 6.82% (B), 11/25/2031	9,175	9,274
7.00%, 03/25/2031 - 11/25/2031	65,292	68,525
(2.75) * 1-Month LIBOR + 19.53%, 7.46% (B), 04/25/2034 - 05/25/2034	45,008	46,451
(3.67) * 1-Month LIBOR + 24.57%, 8.47% (B), 03/25/2036	9,485	10,995
(4.00) * 1-Month LIBOR + 26.20%, 8.65% (B), 10/25/2036	3,060	3,500
(4.00) * 1-Month LIBOR + 26.56%, 9.01% (B), 12/25/2036	2,751	2,934
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (B), 03/25/2032	1,388	1,490
(3.25) * 1-Month LIBOR + 25.19%, 10.92% (B), 02/25/2032	1,435	1,642
Federal National Mortgage Association REMIC, Interest Only STRIPS
Zero Coupon, 01/25/2038 - 04/25/2041	32,574	1,294
0.91% (B), 08/25/2042	170,441	4,005
(1.00) * 1-Month LIBOR + 5.85%, 1.46% (B), 09/25/2038	61,633	3,877
(1.00) * 1-Month LIBOR + 5.91%, 1.52% (B), 02/25/2038	32,864	2,419
(1.00) * 1-Month LIBOR + 6.10%, 1.71% (B), 06/25/2037	17,572	1,244
(1.00) * 1-Month LIBOR + 6.18%, 1.79% (B), 12/25/2039	5,117	342
(1.00) * 1-Month LIBOR + 6.20%, 1.81% (B), 03/25/2038	6,393	441
(1.00) * 1-Month LIBOR + 6.42%, 2.03% (B), 04/25/2040	9,220	662
(1.00) * 1-Month LIBOR + 6.53%, 2.14% (B), 01/25/2041	134,538	15,345
(1.00) * 1-Month LIBOR + 6.54%, 2.15% (B), 09/25/2037	23,444	2,167
(1.00) * 1-Month LIBOR + 6.55%, 2.16% (B), 02/25/2039	12,532	1,195
(1.00) * 1-Month LIBOR + 6.58%, 2.19% (B), 06/25/2036	13,756	1,196
(1.00) * 1-Month LIBOR + 6.70%, 2.31% (B), 03/25/2036	270,323	25,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 7.15%, 2.76% (B), 07/25/2037	$ 39,929	$ 5,180
6.50%, 05/25/2033	10,595	2,078
7.00%, 06/25/2033	14,135	2,328
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 10/25/2043	441,486	343,055
Federal National Mortgage Association, Interest Only STRIPS
1.94% (B), 11/25/2033	3,494,937	312,671
1.98% (B), 07/25/2030	6,625,670	560,365
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 01/25/2033	19,436	16,943
FREMF Trust Series 2018-W5FX, Class BFX, 3.66% (B), 04/25/2028 (A)	900,000	802,037
Government National Mortgage Association 2.00%, 05/16/2049	2,423	2,406
Government National Mortgage Association REMIC
1.65%, 01/20/2063	410	368
1-Month LIBOR + 0.30%, 4.14% (B), 08/20/2060	263	260
1-Month LIBOR + 0.43%, 4.27% (B), 04/20/2060	2,162	2,122
1-Month LIBOR + 0.45%, 4.29% (B), 03/20/2060	3,481	3,410
1-Month LIBOR + 0.52%, 4.36% (B), 10/20/2062	89,318	88,744
1-Month LIBOR + 0.55%, 4.39% (B), 07/20/2062	439	433
1-Month LIBOR + 0.58%, 4.42% (B), 09/20/2062	1,101	1,088
1-Month LIBOR + 0.70%, 4.54% (B), 05/20/2061	1,170	1,160
(2.00) * 1-Month LIBOR + 13.40%, 4.69% (B), 10/20/2037	10,588	9,595
(2.41) * 1-Month LIBOR + 16.43%, 6.01% (B), 06/17/2035	5,508	5,151
(3.00) * 1-Month LIBOR + 20.21%, 7.15% (B), 09/20/2037	4,254	4,361
(2.20) * 1-Month LIBOR + 16.72%, 7.20% (B), 05/18/2034	138	136
(2.75) * 1-Month LIBOR + 19.66%, 7.77% (B), 04/16/2034	16,800	17,578
(3.50) * 1-Month LIBOR + 23.28%, 8.04% (B), 04/20/2037	15,299	16,222
(4.91) * 1-Month LIBOR + 29.46%, 8.09% (B), 09/20/2034	8,015	8,126
Government National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 5.70%, 1.35% (B), 12/20/2038	19,214	883
(1.00) * 1-Month LIBOR + 5.83%, 1.48% (B), 02/20/2038	31,320	1,010

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.00%, 1.65% (B), 11/20/2037	$ 28,944	$ 587
(1.00) * 1-Month LIBOR + 6.08%, 1.73% (B), 06/20/2039	17,389	1,133
(1.00) * 1-Month LIBOR + 6.10%, 1.75% (B), 10/20/2034	37,295	1,857
(1.00) * 1-Month LIBOR + 6.10%, 1.77% (B), 02/16/2039	9,501	58
(1.00) * 1-Month LIBOR + 6.20%, 1.85% (B), 03/20/2037 - 06/20/2038	66,669	2,844
(1.00) * 1-Month LIBOR + 6.27%, 1.92% (B), 04/20/2039	21,157	1,056
(1.00) * 1-Month LIBOR + 6.30%, 1.95% (B), 09/20/2035 - 03/20/2039	67,006	4,731
(1.00) * 1-Month LIBOR + 6.40%, 2.07% (B), 05/16/2038	65,511	3,745
(1.00) * 1-Month LIBOR + 6.47%, 2.14% (B), 06/16/2037	21,501	823
(1.00) * 1-Month LIBOR + 6.55%, 2.20% (B), 11/20/2037 - 12/20/2037	26,879	742
(1.00) * 1-Month LIBOR + 6.75%, 2.40% (B), 07/20/2037	51,088	2,730
(1.00) * 1-Month LIBOR + 6.81%, 2.48% (B), 04/16/2037	17,190	1,496
5.50%, 10/16/2037	4,770	41
6.50%, 03/20/2039	13,717	2,002
Government National Mortgage Association REMIC, Principal Only STRIPS 06/16/2033 - 01/20/2038	44,720	39,470
Tennessee Valley Authority 5.88%, 04/01/2036	1,459,000	1,606,822
Uniform Mortgage-Backed Security
2.00%, TBA (H)	12,838,000	10,959,206
2.50%, TBA (H)	23,078,000	19,819,091
3.00%, TBA (H)	16,157,000	14,322,614
3.50%, TBA (H)	15,626,000	14,312,779
4.00%, TBA (H)	8,960,000	8,412,260
4.50%, TBA (H)	6,166,000	5,939,592

Total U.S. Government Agency Obligations (Cost $102,644,105)		98,600,687

U.S. GOVERNMENT OBLIGATIONS - 29.4%
U.S. Treasury - 26.3%
U.S. Treasury Bonds
1.25%, 05/15/2050	4,647,000	2,527,351
1.88%, 11/15/2051	2,571,800	1,645,349
2.00%, 02/15/2050	1,350,500	900,509
2.25%, 08/15/2046 - 02/15/2052	3,920,900	2,777,190
2.38%, 02/15/2042 - 05/15/2051	6,461,700	4,918,840
2.50%, 02/15/2045 - 05/15/2046	6,276,600	4,742,187
2.75%, 08/15/2042 - 11/15/2047	4,359,000	3,449,399
2.88%, 08/15/2045 - 05/15/2049	3,867,500	3,138,099
3.00%, 05/15/2042 - 02/15/2049	3,669,400	3,062,410
3.00%, 08/15/2052 (D)	884,000	735,101
3.13%, 02/15/2042	2,320,300	2,012,951
3.63%, 02/15/2044	757,100	699,253

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
5.25%, 02/15/2029	$ 1,443,800	$ 1,535,842
U.S. Treasury Notes
0.13%, 02/28/2023 - 05/31/2023	4,925,900	4,884,276
0.25%, 05/31/2025 - 08/31/2025	2,132,200	1,926,823
0.63%, 05/15/2030 - 08/15/2030	5,262,400	4,159,252
0.88%, 06/30/2026	732,000	655,340
1.13%, 02/15/2031	4,532,000	3,705,441
1.38%, 11/15/2031	4,527,000	3,697,640
1.50%, 08/15/2026 - 02/15/2030	7,575,500	6,650,334
1.63%, 02/15/2026 - 05/15/2031	11,143,600	9,745,927
1.75%, 05/15/2023 (D)	1,870,200	1,850,621
1.88%, 02/15/2032	3,905,300	3,324,692
2.25%, 11/15/2025 (D)	649,300	615,136
2.25%, 11/15/2027	452,700	417,881
2.50%, 08/15/2023 - 05/31/2024	4,393,400	4,286,238
2.63%, 02/15/2029	529,000	489,986
2.75%, 08/15/2032	3,132,000	2,862,354
2.88%, 05/15/2028 - 05/15/2032	6,106,700	5,714,766
3.13%, 11/15/2028	1,394,800	1,333,124
3.88%, 11/30/2027 (D)	938,100	934,509
3.88%, 09/30/2029	1,139,800	1,134,413
4.13%, 09/30/2027 - 11/15/2032	9,733,300	9,931,666
4.25%, 09/30/2024	3,126,300	3,111,645

		103,576,545

U.S. Treasury Inflation-Protected Securities - 3.1%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	2,044,708	1,378,607
1.75%, 01/15/2028	915,981	916,326
2.50%, 01/15/2029	3,428,431	3,578,357
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	1,868,785	1,675,173
0.63%, 01/15/2024	4,550,604	4,455,593

		12,004,056

Total U.S. Government Obligations (Cost $116,608,877)		115,580,601

	Shares	Value
PREFERRED STOCK - 0.2%
Banks - 0.2%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 10.78% (B)	29,475	837,090

Total Preferred Stock (Cost $838,769)		837,090

	Principal	Value
COMMERCIAL PAPER - 16.8%
Banks - 8.4%
Bedford Row Funding Corp. 5.22% (I), 06/08/2023	$4,200,000	4,108,664
Cooperatieve Rabobank UA 5.17% (I), 06/09/2023	4,200,000	4,109,539

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
DBS Bank Ltd. 5.22% (I), 06/05/2023	$ 4,200,000	$ 4,110,505
DNB Bank ASA 5.07% (I), 06/20/2023	4,200,000	4,103,479
Korea Development Bank 5.35% (I), 06/14/2023	4,200,000	4,105,975
Mackinac Funding Co. LLC 4.77% (I), 03/08/2023	4,300,000	4,262,532
Societe Generale SA 5.22% (I), 06/12/2023	4,200,000	4,106,553
Standard Chartered Bank 5.19% (I), 06/21/2023	4,200,000	4,099,992

		33,007,239

Diversified Financial Services - 7.4%
Cancara Asset Securitisation LLC 4.97% (I), 05/15/2023	4,200,000	4,123,539
Glencove Funding LLC 5.15% (I), 06/09/2023	4,200,000	4,107,980
Lexington Parker Capital Co. LLC 4.82% (I), 03/06/2023	4,300,000	4,264,131
Liberty Street Funding LLC 4.95% (I), 04/12/2023	4,200,000	4,143,378
LMA Americas LLC 5.21% (I), 05/11/2023	4,200,000	4,123,924
Thunder Bay Funding LLC 5.03% (I), 05/12/2023	4,206,000	4,131,274
Victory Receivables Corp. 4.87% (I), 04/28/2023	4,200,000	4,134,262

		29,028,488

Software - 1.0%
Manhattan Asset Funding Co. LLC 5.25% (I), 06/09/2023	4,200,000	4,107,229

Total Commercial Paper (Cost $66,135,991)		66,142,956

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.7%
U.S. Treasury Bills 4.66% (I), 06/08/2023	10,812,000	10,600,697

Total Short-Term U.S. Government Obligation (Cost $10,598,700)		10,600,697

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (I)	1,947,120	1,947,120

Total Other Investment Company (Cost $1,947,120)		1,947,120

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Principal	Value
REPURCHASE AGREEMENT - 2.4%

Fixed Income Clearing Corp., 1.80% (I), dated 12/30/2022, to be repurchased at $9,282,449 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $9,466,284.

$ 9,280,593	$ 9,280,593

Total Repurchase Agreement (Cost $9,280,593)	9,280,593

Total Investments (Cost $491,687,713)	486,350,932
Net Other Assets (Liabilities) - (23.5)%	(92,693,666)

Net Assets - 100.0%	$393,657,266

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$26,510,720	$—	$26,510,720
Corporate Debt Securities	—	133,637,269	—	133,637,269
Foreign Government Obligations	—	3,713,527	—	3,713,527
Mortgage-Backed Securities	—	19,499,672	—	19,499,672
U.S. Government Agency Obligations	—	98,600,687	—	98,600,687
U.S. Government Obligations	—	115,580,601	—	115,580,601
Preferred Stock	837,090	—	—	837,090
Commercial Paper	—	66,142,956	—	66,142,956
Short-Term U.S. Government Obligation	—	10,600,697	—	10,600,697
Other Investment Company	1,947,120	—	—	1,947,120
Repurchase Agreement	—	9,280,593	—	9,280,593

Total Investments	$2,784,210	$483,566,722	$—	$486,350,932

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $68,903,187, representing 17.5% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,378,371, collateralized by cash collateral of $1,947,120 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,522,094. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the value of the security is $250, representing less than 0.1% of the Portfolio’s net assets.
(G)	Rounds to less than $1 or $(1).
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Rates disclosed reflect the yields at December 31, 2022.
(J)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $482,407,120) (including securities loaned of $4,378,371)	$477,070,339
Repurchase agreement, at value (cost $9,280,593)	9,280,593
Cash collateral pledged at broker for:
TBA commitments	1,392,000
Receivables and other assets:
Investments sold	7,211
When-issued, delayed-delivery, forward and TBA commitments sold	1,844,096
Net income from securities lending	3,029
Shares of beneficial interest sold	400,119
Interest	2,661,900
Other assets	1,742

Total assets	492,661,029

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,947,120
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	77,023,586
Shares of beneficial interest redeemed	18,313,199
Due to custodian	1,346,199
Investment management fees	149,011
Distribution and service fees	59,492
Transfer agent costs	483
Trustees, CCO and deferred compensation fees	3,687
Audit and tax fees	34,562
Custody fees	31,185
Legal fees	2,394
Printing and shareholder reports fees	87,993
Other accrued expenses	4,852

Total liabilities	99,003,763

Net assets	$393,657,266

Net assets consist of:
Capital stock ($0.01 par value)	$350,264
Additional paid-in capital	441,230,215
Total distributable earnings (accumulated losses)	(47,923,213)

Net assets	$393,657,266

Net assets by class:
Initial Class	$117,521,357
Service Class	276,135,909

Shares outstanding:
Initial Class	11,043,039
Service Class	23,983,345

Net asset value and offering price per share:
Initial Class	$10.64
Service Class	11.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$13,921,255
Net income from securities lending	46,597

Total investment income	13,967,852

Expenses:
Investment management fees	1,961,012
Distribution and service fees:
Service Class	773,680
Transfer agent costs	4,621
Trustees, CCO and deferred compensation fees	18,788
Audit and tax fees	50,101
Custody fees	127,450
Legal fees	24,541
Other	25,272

Total expenses	2,985,465

Net investment income (loss)	10,982,387

Net realized gain (loss) on:
Investments	(53,496,472)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,876,553)

Net realized and change in unrealized gain (loss)	(74,373,025)

Net increase (decrease) in net assets resulting from operations	$(63,390,638)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$10,982,387	$9,919,797
Net realized gain (loss)	(53,496,472)	2,894,079
Net change in unrealized appreciation (depreciation)	(20,876,553)	(19,197,060)

Net increase (decrease) in net assets resulting from operations	(63,390,638)	(6,383,184)

Dividends and/or distributions to shareholders:
Initial Class	(4,260,018)	(9,295,278)
Service Class	(8,541,439)	(21,566,057)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,801,457)	(30,861,335)

Capital share transactions:
Proceeds from shares sold:
Initial Class	20,504,749	13,550,075
Service Class	12,252,140	31,844,028

	32,756,889	45,394,103

Dividends and/or distributions reinvested:
Initial Class	4,260,018	9,295,278
Service Class	8,541,439	21,566,057

	12,801,457	30,861,335

Cost of shares redeemed:
Initial Class	(31,477,839)	(26,562,021)
Service Class	(51,834,929)	(42,748,948)

	(83,312,768)	(69,310,969)

Net increase (decrease) in net assets resulting from capital share transactions	(37,754,422)	6,944,469

Net increase (decrease) in net assets	(113,946,517)	(30,300,050)

Net assets:
Beginning of year	507,603,783	537,903,833

End of year	$393,657,266	$507,603,783

Capital share transactions - shares:
Shares issued:
Initial Class	1,881,746	1,054,606
Service Class	977,803	2,238,551

	2,859,549	3,293,157

Shares reinvested:
Initial Class	386,221	730,187
Service Class	714,765	1,569,582

	1,100,986	2,299,769

Shares redeemed:
Initial Class	(2,836,344)	(1,986,483)
Service Class	(4,201,473)	(3,016,244)

	(7,037,817)	(5,002,727)

Net increase (decrease) in shares outstanding:
Initial Class	(568,377)	(201,690)
Service Class	(2,508,905)	791,889

	(3,077,282)	590,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.63	$13.65	$13.23	$12.52	$12.94

Investment operations:
Net investment income (loss) (A)	0.31	0.27	0.32	0.35	0.34
Net realized and unrealized gain (loss)	(1.91)	(0.40)	0.66	0.72	(0.33)

Total investment operations	(1.60)	(0.13)	0.98	1.07	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.38)	(0.52)	(0.36)	(0.43)
Net realized gains	(0.05)	(0.51)	(0.04)	—	—

Total dividends and/or distributions to shareholders	(0.39)	(0.89)	(0.56)	(0.36)	(0.43)

Net asset value, end of year	$10.64	$12.63	$13.65	$13.23	$12.52

Total return	(12.77)%	(1.03)%	7.46%	8.53%	0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$117,521	$146,690	$161,281	$363,293	$351,911
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.52%	0.52%	0.52%	0.51%
Including waiver and/or reimbursement and recapture	0.50%	0.52%	0.52%	0.52%	0.51	%(B)
Net investment income (loss) to average net assets	2.70%	2.08%	2.37%	2.65%	2.70%
Portfolio turnover rate	116%	27%	30%	26%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.62	$14.65	$14.17	$13.39	$13.80

Investment operations:
Net investment income (loss) (A)	0.30	0.26	0.31	0.33	0.33
Net realized and unrealized gain (loss)	(2.06)	(0.44)	0.70	0.78	(0.35)

Total investment operations	(1.76)	(0.18)	1.01	1.11	(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.34)	(0.49)	(0.33)	(0.39)
Net realized gains	(0.05)	(0.51)	(0.04)	—	—

Total dividends and/or distributions to shareholders	(0.35)	(0.85)	(0.53)	(0.33)	(0.39)

Net asset value, end of year	$11.51	$13.62	$14.65	$14.17	$13.39

Total return	(12.99)%	(1.27)%	7.16%	8.25%	(0.09)%

Ratio and supplemental data:
Net assets end of year (000’s)	$276,136	$360,914	$376,623	$320,594	$274,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.77%	0.76%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.77%	0.76	%(B)
Net investment income (loss) to average net assets	2.41%	1.83%	2.11%	2.40%	2.45%
Portfolio turnover rate	116%	27%	30%	26%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$406,165	$—	$—	$—	$406,165
U.S. Government Obligations	1,540,955	—	—	—	1,540,955
Total Securities Lending Transactions	$1,947,120	$—	$—	$—	$1,947,120
Total Borrowings	$1,947,120	$—	$—	$—	$1,947,120

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems;

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.420%
Over $1 billion up to $2 billion	0.380
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355
Prior to November 1, 2022
First $750 million	0.450
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2022
Initial Class	0.54%	May 1, 2023
Service Class	0.80	May 1, 2023
Effective May 1, 2022 through November 1, 2022
Initial Class	0.57
Service Class	0.83
Prior to May 1, 2022
Initial Class	0.58
Service Class	0.83

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 186,883,030	$ 289,148,608	$ 220,262,900	$ 345,117,942

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 492,569,212	$ 3,797,564	$ (10,015,844)	$ (6,218,280)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 9,259,577	$ 44,000,557

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,923,439	$ 1,878,018	$ —	$ 16,590,268	$ 14,271,067	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,556,718	$ —	$ (53,260,134)	$ —	$ (1,517)	$ (6,218,280)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,878,018 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)

Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

A special meeting of holders of Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP) and Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP) was held on October 5, 2022. The results of Proposal 1 and Proposal 2 were as follows:

Proposal 1: To approve a new sub-advisory agreement for Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management Inc. (“TAM”).

Proposal	Number of Shares
For	32,791,545.525
Against	1,744,437.608
Withheld	1,418,312.190

Proposal 2: To approve a new sub-advisory agreement for Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with AUIM.

Proposal	Number of Shares
For	144,998,301.772
Against	3,958,283.611
Withheld	4,582,413.645

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

Volatility engulfed markets during the fiscal year ended December 31, 2022, amid relentless inflation, rising rates and intensifying geopolitical risks. These macro risks fueled uncertainty and a risk-off sentiment, causing a sharp decline across equity and fixed income markets. Rising rates were front and center as central banks embarked on monetary tightening in an effort to contain inflation, with the Federal Reserve hiking the federal funds rate by 4.25% during the fiscal year in one of the most aggressive moves in decades. As central banks raised rates, the 10-year U.S. Treasury yield climbed from sub-2% at the beginning of the year to 3.88% at year end. This massive move in rates weighed heavily on fixed income markets. Rising geopolitical tensions, including Russia’s invasion of Ukraine, also rattled markets and exacerbated macro uncertainty across the globe. Meanwhile, COVID-19 remained in the headlines with flare-ups in certain regions followed by China’s easing policies and economic reopening late in the year. With respect to corporate earnings, many high yield issuers posted better-than-feared results, despite ongoing inflationary and margin pressures. However, idiosyncratic factors continued to create pockets of weakness and increasing dispersion across credits.

Against this backdrop, the Portfolio’s benchmark, Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned -11.18%. By rating category, lower-quality bonds felt the brunt of the pain with CCCs declining -16.29%. BBs and Bs performed similarly returning -10.80% and -10.26%, respectively. Spreads on the index widened during the year to 469 basis points and the yield to worst ended the year at 8.96%.

Market technicals were mixed during 2022. Primary market activity slumped in 2022 as new issuance fell to the lowest volume since the great financial crisis. Approximately $106 billion of new U.S. high yield bonds were issued during 2022, which represents a 78% decrease from 2021’s record high volume. Many issuers stood on the sidelines and refrained from issuing new bonds amid higher rates, market volatility and macro uncertainty. Amid the widespread negative sentiment, outflows persisted throughout most of the year. Despite temporary bouts of inflows in the second half of the year, U.S. high yield funds suffered $47.0 billion of outflows during 2022.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Aegon High Yield Bond VP, Initial Class returned -11.12%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned -11.18%.

STRATEGY REVIEW

During the year, performance was primarily driven by strong security selection. By ratings, the security selection was especially strong in BBs as the team avoided many longer duration bonds which declined on rising rates. Lower-quality bonds also contributed significantly due to underweight to CCCs and below as well as solid security selection in this category versus the benchmark. The off-benchmark exposure to investment grade corporates also boosted excess returns this year as the portfolio managers continued to hold upgraded issuers. Conversely, the exposure in B-rated bonds detracted. However, this was more than offset by positive effects from other rating categories. By sub-sector, the largest contributors included communications, consumer cyclicals and consumer non-cyclicals, primarily due to strong security selection. The largest detractors by sub-sector included technology, other industrials and capital goods.

With respect to positioning, overweights during the year included a number of sub-sectors within communications and basic industry as well as certain financial sectors. This includes metals, paper, packaging, cable and satellite, food/beverage, banking and others. Examples of underweights included certain consumer cyclicals such as retail, restaurants and gaming, as well as aerospace/defense, transportation, technology and others. Underweights were largely due to some idiosyncratic fundamental concerns and relatively unattractive valuations.

In terms of ratings allocation, the sub-adviser maintained a modestly defensive stance. The Portfolio remained underweight BB-rated credit and held a modest off-index allocation to investment grade credit. The Portfolio was relatively neutral B-rated exposure and underweight CCCs and below versus the benchmark throughout the period.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	97.4%
Other Investment Company	12.8
Short-Term U.S. Government Obligation	0.5
Loan Assignments	0.3
Common Stocks	0.0 *
Warrants	0.0 *
Net Other Assets (Liabilities)	(11.0)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.64
Duration †	3.99

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.5%
BBB	8.2
BB	44.0
B	38.5
CCC and Below	6.4
Not Rated	13.4
Net Other Assets (Liabilities)	(11.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(11.12)%	2.06%	3.83%	06/01/1998
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	(11.18)%	2.30%	4.03%
Service Class	(11.45)%	1.78%	3.56%	05/01/2003

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.80	$3.07	$1,022.20	$3.06	0.60%
Service Class	1,000.00	1,029.30	4.35	1,020.90	4.33	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES - 97.4%
Aerospace & Defense - 0.9%
TransDigm, Inc.
4.88%, 05/01/2029	$822,000	$716,990
5.50%, 11/15/2027	417,000	391,329
Triumph Group, Inc.
7.75%, 08/15/2025 (A)	462,000	388,196
8.88%, 06/01/2024 (B)	130,000	132,275

		1,628,790

Auto Components - 2.3%
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (B)	462,000	451,433
8.50%, 05/15/2027 (A) (B)	686,000	672,256
Dana, Inc.
4.50%, 02/15/2032	521,000	416,722
5.38%, 11/15/2027	369,000	342,290
5.63%, 06/15/2028 (A)	273,000	248,237
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (A)	361,000	330,217
5.00%, 05/31/2026 - 07/15/2029 (A)	846,000	750,635
9.50%, 05/31/2025	350,000	359,640
Patrick Industries, Inc. 7.50%, 10/15/2027 (B)	761,000	738,192

		4,309,622

Automobiles - 0.2%
Ford Motor Co. 6.10%, 08/19/2032	140,000	129,517
Ford Motor Credit Co. LLC 7.35%, 11/04/2027	302,000	309,460

		438,977

Banks - 2.5%
Barclays PLC
Fixed until 09/15/2023 (C), 7.75% (D)	482,000	470,576
Fixed until 06/15/2024 (C), 8.00% (D)	285,000	276,908
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	996,000	886,452
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (B)	622,000	458,368
5.71%, 01/15/2026 (B)	651,000	626,246
7.00%, 11/21/2025 (B)	200,000	204,155
8.25% (D), 11/21/2033 (B)	411,000	418,385
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	726,000	639,787
Lloyds Banking Group PLC
Fixed until 06/27/2024 (C), 7.50% (D)	419,000	406,095
Fixed until 08/15/2032, 7.95% (D), 11/15/2033	200,000	212,450

		4,599,422

Beverages - 0.6%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (B)	1,249,000	1,078,626

Biotechnology - 0.4%
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (B)	813,000	702,001

Building Products - 0.7%
Builders FirstSource, Inc.
4.25%, 02/01/2032 (B)	136,000	110,379
5.00%, 03/01/2030 (B)	104,000	92,170

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (B)	$ 159,000	$ 112,000
Standard Industries, Inc.
3.38%, 01/15/2031 (B)	358,000	269,855
4.38%, 07/15/2030 (B)	134,000	109,200
5.00%, 02/15/2027 (B)	609,000	561,944

		1,255,548

Capital Markets - 2.0%
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (B)	608,000	557,919
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (B) (D)	200,000	130,157
Fixed until 12/18/2024 (C), 6.25% (B) (D)	166,000	129,734
Fixed until 08/21/2026 (C), 6.38% (B) (D)	387,000	277,343
Fixed until 09/12/2025 (C), 7.25% (B) (D)	465,000	334,269
Fixed until 12/11/2023 (C), 7.50% (B) (D)	655,000	569,850
Deutsche Bank AG
Fixed until 10/14/2030, 3.73% (D), 01/14/2032	299,000	219,953
Fixed until 10/30/2025 (C), 6.00% (D)	200,000	169,584
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	627,000	545,553
MSCI, Inc. 3.63%, 09/01/2030 (B)	936,000	778,050

		3,712,412

Chemicals - 1.9%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (B)	155,000	124,713
7.50%, 09/30/2029 (B)	452,000	286,884
Avient Corp. 7.13%, 08/01/2030 (A) (B)	175,000	171,064
Eagle Intermediate Global Holding BV / Eagle US Finance LLC 7.50%, 05/01/2025 (A) (B) (E)	836,000	538,867
NOVA Chemicals Corp.
4.88%, 06/01/2024 (B)	590,000	570,819
5.25%, 06/01/2027 (B)	880,000	790,687
Olin Corp.
5.00%, 02/01/2030	437,000	398,763
5.13%, 09/15/2027	409,000	386,505
5.63%, 08/01/2029	223,000	211,850

		3,480,152

Commercial Services & Supplies - 1.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A) (B)	688,000	588,542
5.75%, 07/15/2027 (A) (B)	787,000	713,809
Covanta Holding Corp.
4.88%, 12/01/2029 (B)	392,000	321,154
5.00%, 09/01/2030	321,000	259,219
Garda World Security Corp.
4.63%, 02/15/2027 (B)	358,000	316,107
6.00%, 06/01/2029 (B)	485,000	394,086
9.50%, 11/01/2027 (A) (B)	116,000	111,721
Harsco Corp. 5.75%, 07/31/2027 (A) (B)	21,000	16,581

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Stericycle, Inc.
3.88%, 01/15/2029 (B)	$ 242,000	$ 211,145
5.38%, 07/15/2024 (B)	562,000	550,760

		3,483,124

Communications Equipment - 1.1%
Avaya, Inc. 6.13%, 09/15/2028 (B) (E)	1,433,000	437,065
CommScope Technologies LLC 6.00%, 06/15/2025 (B)	718,000	655,362
CommScope, Inc.
4.75%, 09/01/2029 (B)	619,000	499,038
6.00%, 03/01/2026 (B)	317,000	291,358
8.25%, 03/01/2027 (B)	316,000	244,900

		2,127,723

Construction & Engineering - 0.3%
Abengoa Abenewco 2 SA PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (B) (F)	315,408	1,577
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (B)	445,000	356,663
6.63%, 01/15/2028 (B)	310,000	272,744

		630,984

Construction Materials - 0.1%
Advanced Drainage Systems, Inc. 6.38%, 06/15/2030 (B)	166,000	161,296

Consumer Finance - 1.6%
Altice Financing SA 5.00%, 01/15/2028 (A) (B)	296,000	238,280
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	245,000	212,778
3.38%, 11/13/2025	627,000	566,816
4.00%, 11/13/2030	625,000	513,025
4.39%, 01/08/2026	676,000	631,590
4.95%, 05/28/2027	693,000	646,500
Navient Corp. 5.50%, 03/15/2029	210,000	171,360

		2,980,349

Containers & Packaging - 4.5%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (B) (F)	472,000	328,554
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (B)	442,000	375,620
4.00%, 09/01/2029 (A) (B)	548,000	434,317
6.00%, 06/15/2027 (B)	275,000	269,255
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (A) (B)	388,000	290,221
Ball Corp.
2.88%, 08/15/2030	1,384,000	1,103,622
6.88%, 03/15/2028	309,000	317,396
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (B)	52,000	47,308
5.38%, 01/15/2028 (B)	922,000	806,559

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (B)	$ 487,000	$ 463,292
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,356,000	1,314,140
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (B)	1,003,000	868,408
4.13%, 08/15/2024	205,000	201,407
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (B)	144,000	142,975
6.38%, 08/15/2025 (A) (B)	184,000	177,799
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (B)	580,000	514,082
Trivium Packaging Finance BV
5.50%, 08/15/2026 (B)	428,000	392,257
8.50%, 08/15/2027 (A) (B)	345,000	316,546

		8,363,758

Diversified Consumer Services - 0.2%
WW International, Inc. 4.50%, 04/15/2029 (B)	786,000	392,678

Diversified Financial Services - 2.8%
Dana Financing Luxembourg SARL 5.75%, 04/15/2025 (B)	909,000	889,085
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT or 30-Year CMT, 6.29% (D), 12/21/2065 (B)	2,322,000	1,369,980
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 6.54% (D), 12/21/2065 (B)	256,000	165,120
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (B)	566,000	475,601
5.25%, 10/01/2025 (B)	511,000	480,105
United Wholesale Mortgage LLC
5.50%, 11/15/2025 - 04/15/2029 (B)	556,000	453,549
5.75%, 06/15/2027 (B)	450,000	387,401
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (B)	1,139,000	1,020,293

		5,241,134

Diversified Telecommunication Services - 3.2%
Cablevision Lightpath LLC 3.88%, 09/15/2027 (B)	215,000	177,191
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (B)	224,000	194,504
6.00%, 01/15/2030 (A) (B)	77,000	60,489
6.75%, 05/01/2029 (B)	773,000	639,472
8.75%, 05/15/2030 (B)	272,000	276,556
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	203,000	194,718
6.63%, 08/01/2026	402,000	374,961
Iliad Holding SASU
6.50%, 10/15/2026 (B)	459,000	425,701
7.00%, 10/15/2028 (B)	534,000	482,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (B) (G) (H) (I)	$ 305,000	$ 0
Level 3 Financing, Inc.
3.63%, 01/15/2029 (B)	418,000	306,077
3.75%, 07/15/2029 (B)	621,000	446,729
4.25%, 07/01/2028 (B)	505,000	397,788
Lumen Technologies, Inc.
4.50%, 01/15/2029 (B)	479,000	330,612
5.13%, 12/15/2026 (A) (B)	890,000	773,677
5.38%, 06/15/2029 (A) (B)	575,000	413,966
Telecom Italia Capital SA
6.00%, 09/30/2034	337,000	254,671
6.38%, 11/15/2033	335,000	274,060

		6,023,796

Electric Utilities - 1.1%
Elwood Energy LLC 8.16%, 07/05/2026	368,846	326,429
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	193,000	155,050
3.63%, 02/15/2031 (B)	275,000	209,193
3.88%, 02/15/2032 (B)	219,000	164,480
Vistra Operations Co. LLC
4.38%, 05/01/2029 (B)	517,000	446,057
5.00%, 07/31/2027 (B)	771,000	713,714
5.63%, 02/15/2027 (B)	67,000	63,635

		2,078,558

Electronic Equipment, Instruments & Components - 0.3%
Sensata Technologies BV 4.00%, 04/15/2029 (B)	212,000	182,850
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A) (B)	66,000	54,294
4.38%, 02/15/2030 (B)	295,000	256,799

		493,943

Energy Equipment & Services - 1.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (B)	599,000	548,094
CSI Compressco LP / CSI Compressco Finance, Inc.
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (B) (F)	652,549	535,090
7.50%, 04/01/2025 (A) (B)	240,000	224,400
7.50%, 04/01/2025 (B)	233,000	217,855
Sunnova Energy Corp. 5.88%, 09/01/2026 (A) (B)	434,000	387,731
USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 09/01/2027	568,000	531,080

		2,444,250

Entertainment - 0.8%
Carnival Holdings Bermuda Ltd. 10.38%, 05/01/2028 (B)	197,000	202,242
CDI Escrow Issuer, Inc. 5.75%, 04/01/2030 (B)	643,000	576,404
Netflix, Inc.
4.88%, 04/15/2028	413,000	398,787
5.38%, 11/15/2029 (B)	159,000	154,230

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Entertainment (continued)
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.63%, 03/01/2030 (B)	$ 91,000	$ 76,868

		1,408,531

Equity Real Estate Investment Trusts - 3.5%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (B)	836,000	726,317
6.00%, 04/15/2025 (B)	171,000	165,576
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (B)	371,000	308,190
Iron Mountain, Inc.
4.50%, 02/15/2031 (B)	183,000	150,415
5.25%, 03/15/2028 (B)	938,000	862,960
iStar, Inc.
4.25%, 08/01/2025	654,000	640,871
5.50%, 02/15/2026 (A)	449,000	447,846
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	616,000	422,258
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (B)	293,000	263,869
7.50%, 06/01/2025 (B)	782,000	781,554
SBA Communications Corp.
3.13%, 02/01/2029	662,000	550,446
3.88%, 02/15/2027	425,000	383,940
VICI Properties LP / VICI Note Co., Inc.
3.88%, 02/15/2029 (B)	319,000	280,893
4.63%, 06/15/2025 (B)	167,000	160,111
5.75%, 02/01/2027 (B)	480,000	467,876

		6,613,122

Food & Staples Retailing - 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP
3.25%, 03/15/2026 (B)	157,000	143,192
3.50%, 03/15/2029 (B)	929,000	779,422
4.63%, 01/15/2027 (B)	517,000	480,226
7.50%, 03/15/2026 (B)	155,000	158,277
Rite Aid Corp. 8.00%, 11/15/2026 (A) (B)	712,000	380,781

		1,941,898

Food Products - 2.4%
Darling Ingredients, Inc. 6.00%, 06/15/2030 (B)	113,000	110,458
Kraft Heinz Foods Co.
3.88%, 05/15/2027	397,000	380,078
5.00%, 07/15/2035 - 06/04/2042	551,000	521,386
6.88%, 01/26/2039	180,000	197,118
Pilgrim’s Pride Corp.
3.50%, 03/01/2032 (B)	427,000	334,128
5.88%, 09/30/2027 (B)	908,000	880,738
Post Holdings, Inc.
4.50%, 09/15/2031 (B)	339,000	284,984
4.63%, 04/15/2030 (B)	513,000	441,072
5.50%, 12/15/2029 (B)	1,104,000	999,026

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Post Holdings, Inc. (continued)
5.63%, 01/15/2028 (B)	$ 321,000	$ 302,172

		4,451,160

Health Care Equipment & Supplies - 0.4%
Medline Borrower LP 3.88%, 04/01/2029 (B)	886,000	713,124

Health Care Providers & Services - 5.7%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (B)	780,000	717,366
AdaptHealth LLC
4.63%, 08/01/2029 (B)	66,000	55,259
5.13%, 03/01/2030 (B)	146,000	124,288
6.13%, 08/01/2028 (B)	679,000	622,432
CHS / Community Health Systems, Inc.
5.25%, 05/15/2030 (B)	503,000	379,281
5.63%, 03/15/2027 (B)	319,000	273,530
6.88%, 04/15/2029 (B)	63,000	32,380
8.00%, 03/15/2026 (A) (B)	831,000	756,555
DaVita, Inc.
3.75%, 02/15/2031 (B)	943,000	703,808
4.63%, 06/01/2030 (B)	595,000	477,608
Encompass Health Corp.
4.50%, 02/01/2028 (A)	311,000	282,512
4.63%, 04/01/2031	60,000	51,571
4.75%, 02/01/2030	218,000	191,435
5.75%, 09/15/2025	778,000	765,993
HCA, Inc.
3.50%, 09/01/2030	125,000	108,136
5.88%, 02/15/2026 - 02/01/2029	1,570,000	1,578,259
Molina Healthcare, Inc. 4.38%, 06/15/2028 (B)	691,000	630,600
Tenet Healthcare Corp.
4.25%, 06/01/2029 (B)	557,000	482,529
4.63%, 06/15/2028 (B)	28,000	25,053
4.88%, 01/01/2026 (B)	617,000	585,786
5.13%, 11/01/2027 (B)	317,000	294,886
6.13%, 10/01/2028 (A) (B)	1,091,000	976,794
6.13%, 06/15/2030 (B)	451,000	429,713

		10,545,774

Hotels, Restaurants & Leisure - 7.8%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 01/15/2028 (B)	238,000	212,902
4.00%, 10/15/2030 (B)	625,000	505,725
Boyd Gaming Corp.
4.75%, 12/01/2027 (A)	18,000	16,765
4.75%, 06/15/2031 (A) (B)	419,000	364,530
Boyne USA, Inc. 4.75%, 05/15/2029 (B)	695,000	615,106
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A) (B)	797,000	648,607
6.25%, 07/01/2025 (B)	327,000	318,043
Carnival Corp.
6.00%, 05/01/2029 (B)	583,000	388,501
7.63%, 03/01/2026 (A) (B)	192,000	152,178
10.50%, 02/01/2026 - 06/01/2030 (B)	758,000	666,975

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	$ 471,000	$ 426,825
5.38%, 05/01/2025 (B)	37,000	36,623
5.75%, 05/01/2028 (B)	69,000	66,930
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (B)	621,000	506,831
5.00%, 06/01/2029 (B)	289,000	248,540
International Game Technology PLC
4.13%, 04/15/2026 (B)	227,000	211,713
6.25%, 01/15/2027 (B)	214,000	212,395
6.50%, 02/15/2025 (B)	328,000	329,998
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029 (B)	643,000	372,809
MGM Resorts International
4.63%, 09/01/2026	341,000	312,419
4.75%, 10/15/2028	633,000	552,359
5.50%, 04/15/2027	321,000	298,488
5.75%, 06/15/2025	613,000	595,718
6.75%, 05/01/2025	156,000	156,822
NCL Corp. Ltd. 5.88%, 03/15/2026 - 02/15/2027 (B)	1,303,000	1,047,125
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (A) (B)	170,000	137,419
5.38%, 07/15/2027 (B)	320,000	259,104
5.50%, 04/01/2028 (A) (B)	276,000	220,260
8.25%, 01/15/2029 (B)	62,000	62,302
11.50%, 06/01/2025 (B)	124,000	132,990
11.63%, 08/15/2027 (B)	172,000	172,430
Scientific Games International, Inc. 7.00%, 05/15/2028 (B)	719,000	685,861
Station Casinos LLC 4.50%, 02/15/2028 (B)	640,000	556,404
Travel & Leisure Co.
4.50%, 12/01/2029 (B)	392,000	319,413
5.65%, 04/01/2024	823,000	810,615
6.00%, 04/01/2027	597,000	566,607
6.60%, 10/01/2025	8,000	7,883
Viking Cruises Ltd.
5.88%, 09/15/2027 (B)	803,000	654,577
6.25%, 05/15/2025 (B)	787,000	708,300

		14,559,092

Household Durables - 1.1%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	396,000	346,385
6.75%, 03/15/2025	517,000	498,808
7.25%, 10/15/2029	588,000	523,033
Century Communities, Inc. 6.75%, 06/01/2027	25,000	23,874
KB Home 7.25%, 07/15/2030	211,000	205,027
Meritage Homes Corp.
5.13%, 06/06/2027	289,000	271,720
6.00%, 06/01/2025	135,000	134,350

		2,003,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 0.8%
Central Garden & Pet Co. 4.13%, 04/30/2031 (B)	$ 466,000	$ 385,766
Energizer Holdings, Inc. 6.50%, 12/31/2027 (A) (B)	567,000	539,608
Spectrum Brands, Inc. 3.88%, 03/15/2031 (A) (B)	687,000	534,321

		1,459,695

Independent Power & Renewable Electricity Producers - 1.3%
Calpine Corp.
3.75%, 03/01/2031 (B)	581,000	467,635
4.50%, 02/15/2028 (B)	753,000	670,553
5.00%, 02/01/2031 (B)	140,000	117,585
5.13%, 03/15/2028 (B)	472,000	421,453
Clearway Energy Operating LLC
3.75%, 02/15/2031 (B)	314,000	260,777
4.75%, 03/15/2028 (A) (B)	573,000	528,349

		2,466,352

Insurance - 1.6%
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (D), 10/15/2051 (B)	620,000	472,234
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 6.73% (D), 02/12/2067 (B)	907,000	759,277
Lincoln National Corp. 3-Month LIBOR + 2.36%, 7.01% (D), 05/17/2066	1,185,000	896,334
Ohio National Financial Services, Inc. 5.80%, 01/24/2030 (A) (B)	961,000	885,300

		3,013,145

IT Services - 1.1%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (B)	728,000	594,776
Gartner, Inc.
3.63%, 06/15/2029 (B)	101,000	88,751
3.75%, 10/01/2030 (B)	211,000	181,869
4.50%, 07/01/2028 (B)	698,000	650,766
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A) (B)	898,000	521,846

		2,038,008

Leisure Products - 0.1%
Mattel, Inc.
5.45%, 11/01/2041	284,000	231,174
6.20%, 10/01/2040	50,000	43,158

		274,332

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A) (B)	128,000	113,203
4.00%, 03/15/2031 (A) (B)	128,000	110,720

		223,923

Machinery - 2.0%
Allison Transmission, Inc. 3.75%, 01/30/2031 (B)	473,000	389,043
Chart Industries, Inc.
7.50%, 01/01/2030 (B)	71,000	71,305
9.50%, 01/01/2031 (A) (B)	82,000	83,955

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Madison IAQ LLC
4.13%, 06/30/2028 (B)	$ 367,000	$ 300,940
5.88%, 06/30/2029 (B)	110,000	75,394
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028 (B)	1,137,000	1,017,274
SPX FLOW, Inc. 8.75%, 04/01/2030 (A) (B)	781,000	615,943
Vertiv Group Corp. 4.13%, 11/15/2028 (A) (B)	492,000	418,200
Wabash National Corp. 4.50%, 10/15/2028 (B)	782,000	665,663

		3,637,717

Media - 10.7%
Arches Buyer, Inc.
4.25%, 06/01/2028 (B)	577,000	451,272
6.13%, 12/01/2028 (A) (B)	372,000	298,530
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (B)	671,000	509,580
4.50%, 08/15/2030 - 06/01/2033 (B)	934,000	738,867
4.50%, 05/01/2032	298,000	237,402
4.75%, 03/01/2030 - 02/01/2032 (B)	1,607,000	1,344,022
5.00%, 02/01/2028 (B)	423,000	382,286
5.38%, 06/01/2029 (B)	290,000	261,158
5.50%, 05/01/2026 (B)	348,000	336,837
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A) (B)	584,000	504,979
7.50%, 06/01/2029 (A) (B)	220,000	161,539
7.75%, 04/15/2028 (A) (B)	244,000	178,122
CSC Holdings LLC
4.13%, 12/01/2030 (B)	248,000	175,279
4.50%, 11/15/2031 (B)	462,000	320,542
5.38%, 02/01/2028 (A) (B)	400,000	322,500
5.75%, 01/15/2030 (B)	1,453,000	819,477
6.50%, 02/01/2029 (B)	460,000	376,050
7.50%, 04/01/2028 (A) (B)	250,000	169,375
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (B)	974,000	114,445
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (B)	985,000	881,240
DISH DBS Corp.
5.00%, 03/15/2023	189,000	188,132
5.25%, 12/01/2026 (B)	444,000	373,997
5.75%, 12/01/2028 (B)	455,000	363,147
7.38%, 07/01/2028	360,000	254,700
7.75%, 07/01/2026	409,000	330,554
DISH Network Corp. 11.75%, 11/15/2027 (B)	592,000	609,701
Gray Escrow II, Inc. 5.38%, 11/15/2031 (B)	558,000	402,123
Gray Television, Inc.
4.75%, 10/15/2030 (B)	969,000	687,990
7.00%, 05/15/2027 (A) (B)	857,000	759,979
iHeartCommunications, Inc.
6.38%, 05/01/2026	36,000	33,120
8.38%, 05/01/2027 (A)	1,147,386	975,424

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (B)	$ 430,000	$ 356,216
6.75%, 10/15/2027 (B)	616,000	575,960
Sinclair Television Group, Inc.
4.13%, 12/01/2030 (B)	319,000	239,150
5.50%, 03/01/2030 (A) (B)	635,000	444,011
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (B)	211,000	187,355
4.13%, 07/01/2030 (B)	341,000	281,397
5.00%, 08/01/2027 (B)	31,000	28,658
5.50%, 07/01/2029 (B)	357,000	325,862
TEGNA, Inc.
4.63%, 03/15/2028	370,000	350,975
4.75%, 03/15/2026 (B)	211,000	204,597
Univision Communications, Inc.
6.63%, 06/01/2027 (B)	541,000	521,962
7.38%, 06/30/2030 (B)	93,000	88,880
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	501,000	420,840
UPC Holding BV 5.50%, 01/15/2028 (B)	374,000	331,925
Virgin Media Finance PLC 5.00%, 07/15/2030 (B)	447,000	358,126
VZ Secured Financing BV 5.00%, 01/15/2032 (B)	1,448,000	1,176,676
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A) (B)	500,000	465,210

		19,920,169

Metals & Mining - 4.4%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (B)	480,000	457,308
Constellium SE
5.63%, 06/15/2028 (A) (B)	1,025,000	947,325
5.88%, 02/15/2026 (B)	1,656,000	1,577,609
First Quantum Minerals Ltd. 7.50%, 04/01/2025 (A) (B)	234,000	227,762
FMG Resources August Pty. Ltd.
5.88%, 04/15/2030 (B)	540,000	503,025
6.13%, 04/15/2032 (B)	403,000	375,838
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	317,000	292,934
4.25%, 03/01/2030	341,000	309,468
4.38%, 08/01/2028	443,000	413,483
4.63%, 08/01/2030	443,000	412,712
Mineral Resources Ltd.
8.13%, 05/01/2027 (B)	705,000	709,888
8.50%, 05/01/2030 (B)	691,000	700,349
New Gold, Inc. 7.50%, 07/15/2027 (B)	906,000	795,064
Novelis Corp.
3.25%, 11/15/2026 (B)	70,000	62,756
3.88%, 08/15/2031 (B)	71,000	57,964
4.75%, 01/30/2030 (B)	463,000	410,480

		8,253,965

Oil, Gas & Consumable Fuels - 12.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (B)	603,000	551,287
7.88%, 05/15/2026 (B)	539,000	545,602

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.
6.38%, 07/01/2026 (A)	$ 180,000	$ 167,768
7.50%, 06/15/2030 (B)	182,000	166,530
8.00%, 08/01/2028 (B)	329,000	312,353
8.25%, 07/15/2025	629,000	625,855
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	170,000	170,964
Cheniere Energy Partners LP 4.00%, 03/01/2031	600,000	510,816
Cheniere Energy, Inc. 4.63%, 10/15/2028	309,000	279,313
Chord Energy Corp. 6.38%, 06/01/2026 (B)	473,000	460,669
Civitas Resources, Inc. 5.00%, 10/15/2026 (B)	305,000	278,848
Comstock Resources, Inc. 5.88%, 01/15/2030 (B)	463,000	398,041
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.00%, 04/01/2029 (B)	999,000	994,090
CrownRock LP / CrownRock Finance, Inc.
5.00%, 05/01/2029 (B)	17,000	15,275
5.63%, 10/15/2025 (B)	1,068,000	1,030,620
DCP Midstream Operating LP 5.38%, 07/15/2025	591,000	585,504
DT Midstream, Inc.
4.13%, 06/15/2029 (B)	368,000	316,152
4.38%, 06/15/2031 (B)	92,000	77,179
eG Global Finance PLC 6.75%, 02/07/2025 (B)	701,000	611,994
EQM Midstream Partners LP
6.00%, 07/01/2025 (B)	59,000	56,935
6.50%, 07/01/2027 (B)	314,000	300,105
Hess Midstream Operations LP
4.25%, 02/15/2030 (B)	31,000	26,504
5.13%, 06/15/2028 (A) (B)	626,000	579,057
Holly Energy Partners LP / Holly Energy Finance Corp. 6.38%, 04/15/2027 (B)	450,000	442,121
Ithaca Energy North Sea PLC 9.00%, 07/15/2026 (B)	675,000	663,470
Kinder Morgan, Inc.
7.75%, 01/15/2032 (A)	245,000	275,658
8.05%, 10/15/2030	134,000	145,677
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (B)	115,000	103,525
10.50%, 05/15/2027 (A) (B)	441,000	416,862
NuStar Logistics LP
5.63%, 04/28/2027	451,000	421,669
5.75%, 10/01/2025	115,000	110,704
6.00%, 06/01/2026	100,000	96,291
Occidental Petroleum Corp.
5.88%, 09/01/2025	353,000	351,676
6.13%, 01/01/2031 (A)	79,000	79,726
6.20%, 03/15/2040	359,000	348,746
6.45%, 09/15/2036	1,194,000	1,217,880
6.60%, 03/15/2046	193,000	198,595
6.63%, 09/01/2030	432,000	446,420
7.15%, 05/15/2028	433,000	445,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc. 7.38%, 11/01/2031	$ 276,000	$ 294,687
Parkland Corp.
4.50%, 10/01/2029 (B)	217,000	181,063
4.63%, 05/01/2030 (B)	77,000	63,717
5.88%, 07/15/2027 (B)	531,000	504,184
PDC Energy, Inc.
5.75%, 05/15/2026	395,000	377,055
6.13%, 09/15/2024	635,000	625,861
SM Energy Co.
5.63%, 06/01/2025	169,000	162,238
6.50%, 07/15/2028 (A)	56,000	53,691
6.63%, 01/15/2027	832,000	801,399
6.75%, 09/15/2026	222,000	215,529
Southwestern Energy Co.
4.75%, 02/01/2032	225,000	192,283
5.38%, 03/15/2030	277,000	252,629
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75%, 04/15/2025 (A)	343,000	290,347
8.50%, 10/15/2026 (B)	242,000	229,673
Summit Midstream Partners LP Fixed until 01/30/2023 (C), 12.18% (D)	672,000	496,527
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	250,000	209,962
4.88%, 02/01/2031	938,000	841,914
5.00%, 01/15/2028	450,000	429,281
5.50%, 03/01/2030	378,000	355,668
6.50%, 07/15/2027	255,000	256,617
Western Midstream Operating LP
5.30%, 03/01/2048	699,000	573,709
5.45%, 04/01/2044	251,000	208,169

		22,442,674

Paper & Forest Products - 0.7%
Domtar Corp. 6.75%, 10/01/2028 (B)	637,000	557,760
Glatfelter Corp. 4.75%, 11/15/2029 (A) (B)	1,110,000	667,522

		1,225,282

Personal Products - 0.5%
Coty, Inc.
5.00%, 04/15/2026 (B)	572,000	542,412
6.50%, 04/15/2026 (A) (B)	436,000	418,560

		960,972

Pharmaceuticals - 1.7%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (B)	532,000	279,300
9.25%, 04/01/2026 (B)	336,000	235,200
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (B)	574,000	275,166
5.25%, 01/30/2030 - 02/15/2031 (B)	619,000	297,126
5.50%, 11/01/2025 (A) (B)	278,000	236,166
7.00%, 01/15/2028 (B)	161,000	77,819
Endo Luxembourg Finance Co. I SARL / Endo US, Inc. 6.13%, 04/01/2029 (B)	458,000	347,452

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (B)	$ 485,000	$ 429,419
5.13%, 04/30/2031 (B)	245,000	212,018
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (B)	938,000	712,856

		3,102,522

Real Estate Management & Development - 0.3%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	502,000	479,089

Road & Rail - 1.3%
Hertz Corp.
4.63%, 12/01/2026 (A) (B)	69,000	57,788
5.00%, 12/01/2029 (B)	657,000	498,400
Uber Technologies, Inc.
4.50%, 08/15/2029 (B)	496,000	432,143
6.25%, 01/15/2028 (A) (B)	59,000	56,640
7.50%, 09/15/2027 (B)	1,134,000	1,133,648
8.00%, 11/01/2026 (B)	270,000	270,929

		2,449,548

Software - 1.4%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (A)	663,000	559,752
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (B)	813,000	617,860
NCR Corp.
5.00%, 10/01/2028 (B)	203,000	173,064
5.13%, 04/15/2029 (B)	286,000	239,254
5.25%, 10/01/2030 (A) (B)	481,000	396,825
5.75%, 09/01/2027 (B)	312,000	298,560
6.13%, 09/01/2029 (A) (B)	348,000	325,399

		2,610,714

Specialty Retail - 1.0%
Bath & Body Works, Inc.
6.63%, 10/01/2030 (B)	214,000	200,818
6.75%, 07/01/2036	497,000	436,813
6.88%, 11/01/2035	325,000	288,893
7.50%, 06/15/2029 (A)	226,000	223,107
9.38%, 07/01/2025 (A) (B)	56,000	59,651
Staples, Inc. 7.50%, 04/15/2026 (B)	787,000	677,355

		1,886,637

Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp. 4.75%, 02/15/2026	452,000	425,648

Trading Companies & Distributors - 1.7%
Boise Cascade Co. 4.88%, 07/01/2030 (B)	880,000	765,932
Herc Holdings, Inc. 5.50%, 07/15/2027 (B)	919,000	857,197
United Rentals North America, Inc.
3.75%, 01/15/2032	395,000	322,253
4.00%, 07/15/2030	557,000	476,122
5.50%, 05/15/2027	77,000	76,014
6.00%, 12/15/2029 (B)	666,000	661,838

		3,159,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 1.8%
Altice France SA
5.13%, 07/15/2029 (B)	$ 200,000	$ 149,949
5.50%, 10/15/2029 (B)	1,096,000	835,733
Sprint LLC
7.13%, 06/15/2024	892,000	909,863
7.63%, 03/01/2026	409,000	430,342
Vmed O2 Financing I PLC
4.25%, 01/31/2031 (B)	585,000	473,566
4.75%, 07/15/2031 (B)	779,000	635,574

		3,435,027

Total Corporate Debt Securities (Cost $208,911,109)		181,327,816

LOAN ASSIGNMENTS - 0.3%
Communications Equipment - 0.1%
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 8.57% (D), 12/15/2027 (E)	648,571	212,407

Equity Real Estate Investment Trusts - 0.0% (J)
CBL & Associates LP Term Loan, 1-Month LIBOR + 2.75%, 6.87% (D), 11/01/2025 (K)	550	441

Media - 0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 7.91% (D), 08/21/2026	372,488	337,381

Total Loan Assignments (Cost $1,017,705)		550,229

	Shares	Value
COMMON STOCKS - 0.0% (J)
Diversified Telecommunication Services - 0.0% (J)
Intelsat SA (I) (L)	2,946	64,812

Electric Utilities - 0.0% (J)
Homer City Generation LLC (E) (H) (I) (L)	39,132	391

	Shares	Value
COMMON STOCKS (continued) (J)
Oil, Gas & Consumable Fuels - 0.0% (J)
Ultra Resources, Inc. (G) (H) (I) (L)	123	$ 0

Total Common Stocks (Cost $2,401,950)		65,203

WARRANTS - 0.0% (J)
Air Freight & Logistics - 0.0% (J)
Avation PLC, (A) (I) (L) Exercise Price $0.36, Expiration Date 10/31/2026	5,250	1,904

Construction & Engineering - 0.0% (J)
Abengoa Abenewco 2 SA, (B) (G) (H) (I) (L) (M) Exercise Price $0.00, Expiration Date 10/26/2024	314,199	0

Total Warrants (Cost $60,513)		1,904

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Bills 3.74% (N), 01/17/2023 (A)	$947,200	945,845

Total Short-Term U.S. Government Obligation (Cost $945,653)		945,845

	Shares	Value
OTHER INVESTMENT COMPANY - 12.8%
Securities Lending Collateral - 12.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (N)	23,859,260	23,859,260

Total Other Investment Company (Cost $23,859,260)		23,859,260

Total Investments (Cost $237,196,190)		206,750,257
Net Other Assets (Liabilities) - (11.0)%		(20,521,777)

Net Assets - 100.0%		$186,228,480

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$181,327,816	$0	$181,327,816
Loan Assignments	—	550,229	—	550,229
Common Stocks	—	64,812	391	65,203
Warrants	—	1,904	0	1,904
Short-Term U.S. Government Obligation	—	945,845	—	945,845
Other Investment Company	23,859,260	—	—	23,859,260

Total Investments	$23,859,260	$182,890,606	$391	$206,750,257

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Warrants (M)	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,876,563, collateralized by cash collateral of $23,859,260 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,534,246. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $129,868,359, representing 69.7% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Restricted securities. At December 31, 2022, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Eagle Intermediate Global Holding BV / Eagle US Finance LLC 7.50%, 05/01/2025	04/20/2018 - 05/10/2021	$831,119	$538,867	0.3%

Corporate Debt Securities	Avaya, Inc. 6.13%, 09/15/2028	09/11/2020 - 10/25/2022	1,378,164	437,065	0.2

Loan Assignments	Avaya, Inc. Term Loan B 8.57%, 12/15/2027	09/25/2020	644,474	212,407	0.1

Common Stocks	Homer City Generation LLC	01/10/2011 - 04/01/2013	2,125,325	391	0.0	(J)

Total			$4,979,082	$1,188,730	0.6%

(F)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(G)	Securities deemed worthless.
(H)	Securities are Level 3 of the fair value hierarchy.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $67,107, representing less than 0.1% of the Portfolio’s net assets.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2022. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Non-income producing securities.
(M)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(N)	Rates disclosed reflect the yields at December 31, 2022.
(O)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $237,196,190) (including securities loaned of $24,876,563)	$206,750,257
Cash	95,802
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	505,928
Net income from securities lending	15,392
Shares of beneficial interest sold	18,626
Interest	3,169,188
Other assets	770

Total assets	210,555,963

Liabilities:
Cash collateral received upon return of:
Securities on loan	23,859,260
Payables and other liabilities:
Investments purchased	22,470
When-issued, delayed-delivery, forward and TBA commitments purchased	253,465
Shares of beneficial interest redeemed	2,223
Investment management fees	89,273
Distribution and service fees	25,862
Transfer agent costs	223
Trustees, CCO and deferred compensation fees	1,648
Audit and tax fees	28,639
Custody fees	12,557
Legal fees	1,136
Printing and shareholder reports fees	27,922
Other accrued expenses	2,805

Total liabilities	24,327,483

Net assets	$186,228,480

Net assets consist of:
Capital stock ($0.01 par value)	$285,001
Additional paid-in capital	222,170,172
Total distributable earnings (accumulated losses)	(36,226,693)

Net assets	$186,228,480

Net assets by class:
Initial Class	$66,792,897
Service Class	119,435,583

Shares outstanding:
Initial Class	10,356,395
Service Class	18,143,705

Net asset value and offering price per share:
Initial Class	$6.45
Service Class	6.58

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$12,251,993
Net income from securities lending	130,413
Withholding taxes on foreign income	(181)

Total investment income	12,382,225

Expenses:
Investment management fees	1,151,576
Distribution and service fees:
Service Class	337,475
Transfer agent costs	2,158
Trustees, CCO and deferred compensation fees	8,807
Audit and tax fees	39,357
Custody fees	51,562
Legal fees	11,513
Printing and shareholder reports fees	1,137
Other	15,513

Total expenses	1,619,098

Net investment income (loss)	10,763,127

Net realized gain (loss) on:
Investments	(1,090,402)

Net change in unrealized appreciation (depreciation) on:
Investments	(36,588,540)

Net realized and change in unrealized gain (loss)	(37,678,942)

Net increase (decrease) in net assets resulting from operations	$(26,915,815)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$10,763,127	$11,569,534
Net realized gain (loss)	(1,090,402)	2,371,337
Net change in unrealized appreciation (depreciation)	(36,588,540)	1,946,425

Net increase (decrease) in net assets resulting from operations	(26,915,815)	15,887,296

Dividends and/or distributions to shareholders:
Initial Class	(4,241,087)	(4,897,430)
Service Class	(7,276,431)	(8,025,776)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,517,518)	(12,923,206)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,044,983	8,311,007
Service Class	4,239,154	12,350,713

	11,284,137	20,661,720

Dividends and/or distributions reinvested:
Initial Class	4,241,087	4,897,430
Service Class	7,276,431	8,025,776

	11,517,518	12,923,206

Cost of shares redeemed:
Initial Class	(14,331,082)	(27,628,920)
Service Class	(27,757,328)	(22,187,088)

	(42,088,410)	(49,816,008)

Net increase (decrease) in net assets resulting from capital share transactions	(19,286,755)	(16,231,082)

Net increase (decrease) in net assets	(57,720,088)	(13,266,992)

Net assets:
Beginning of year	243,948,568	257,215,560

End of year	$186,228,480	$243,948,568

Capital share transactions - shares:
Shares issued:
Initial Class	970,941	1,069,283
Service Class	579,907	1,560,337

	1,550,848	2,629,620

Shares reinvested:
Initial Class	646,507	643,552
Service Class	1,084,416	1,034,249

	1,730,923	1,677,801

Shares redeemed:
Initial Class	(2,046,455)	(3,558,805)
Service Class	(3,942,939)	(2,805,313)

	(5,989,394)	(6,364,118)

Net increase (decrease) in shares outstanding:
Initial Class	(429,007)	(1,845,970)
Service Class	(2,278,616)	(210,727)

	(2,707,623)	(2,056,697)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$7.72	$7.65	$7.78	$7.27	$7.94

Investment operations:
Net investment income (loss) (A)	0.37	0.36	0.39	0.44	0.46
Net realized and unrealized gain (loss)	(1.22)	0.13	(0.04)	0.57	(0.63)

Total investment operations	(0.85)	0.49	0.35	1.01	(0.17)

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.48)	(0.50)	(0.50)

Net asset value, end of year	$6.45	$7.72	$7.65	$7.78	$7.27

Total return	(11.12)%	6.35%	5.04%	14.21%	(2.35)%

Ratio and supplemental data:
Net assets end of year (000’s)	$66,793	$83,291	$96,601	$104,239	$97,618
Expenses to average net assets	0.62%	0.62%	0.63%	0.65%	0.64%
Net investment income (loss) to average net assets	5.35%	4.68%	5.34%	5.64%	5.96%
Portfolio turnover rate	16%	36%	40%	37%	32%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$7.87	$7.78	$7.91	$7.38	$8.06

Investment operations:
Net investment income (loss) (A)	0.36	0.35	0.38	0.42	0.45
Net realized and unrealized gain (loss)	(1.25)	0.14	(0.05)	0.59	(0.65)

Total investment operations	(0.89)	0.49	0.33	1.01	(0.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.40)	(0.46)	(0.48)	(0.48)

Net asset value, end of year	$6.58	$7.87	$7.78	$7.91	$7.38

Total return	(11.45)%	6.25%	4.68%	13.97%	(2.71)%

Ratio and supplemental data:
Net assets end of year (000’s)	$119,435	$160,658	$160,615	$166,739	$147,752
Expenses to average net assets	0.87%	0.87%	0.88%	0.90%	0.89%
Net investment income (loss) to average net assets	5.09%	4.42%	5.08%	5.39%	5.71%
Portfolio turnover rate	16%	36%	40%	37%	32%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2022. Open funded loan participations and assignments at December 31, 2022, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$23,857,283	$—	$—	$—	$23,857,283
Warrants	1,977	—	—	—	1,977
Total Securities Lending Transactions	$23,859,260	$—	$—	$—	$23,859,260
Total Borrowings	$23,859,260	$—	$—	$—	$23,859,260

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2023
Service Class	0.95	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 32,269,350	$ —	$ 51,695,482	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, interest written off and added back and defaulted bond income accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 237,443,281	$ 1,014,322	$ (31,707,346)	$ (30,693,024)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$146,610	$16,199,133

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,517,518	$ —	$ —	$ 12,923,206	$ —	$ —

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,901,982	$ —	$ (16,345,743)	$ —	$ (89,908)	$ (30,693,024)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2022 was extremely tough across global financial markets, with nearly all asset classes recording sharp falls. The principal reason was inflation running up to its highest level since the 1980s and the Federal Reserve (“Fed”) sharply hiking interest rates in response.

The Fed’s aim in raising rates was to cool inflation, but it also caused investors to worry that the rate-hiking cycle could end in a recession, thus hurting economic growth and company profitability. Also, while employment data remained extremely robust, the combination of inflation and rising rates squeezed consumer disposable incomes. Together, they weighed on equity markets. However, data in the fourth quarter of 2022 suggested inflation had peaked and was trending down, which provided some solace to markets and sparked a rally in the closing stages of 2022.

Despite the gloomy economic picture, corporate earnings proved to be relatively resilient. While margins were dented by inflation and earnings growth slowed from the bumper levels seen in 2021, the worst-case scenario predicted by many did not materialize. In general, companies managed to pass on the impact of inflation to customers through price increases, thus defending their profit margins.

At the sector level, it was all about energy. Within the Russell 1000® Value Index, the energy sector gained 65.08%, which was 62.26% ahead of the next best performing sector, consumer staples. The traditionally defensive utilities and health-care sectors were the only others to creep into positive territory. Consumer discretionary, real estate and information technology suffered the sharpest declines.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Aegon Sustainable Equity Income VP, Initial Class returned -11.63%. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.54%.

STRATEGY REVIEW

A strong rally in the fourth quarter was not enough to prevent the Portfolio from underperforming its benchmark in 2022. The underperformance was largely due to sector allocation. Stock selection contributed positively.

Despite the disappointing capital return, the Portfolio has consistently achieved its objective on the income front of delivering a yield premium to the broad U.S. equity market.

The strategy looks to invest in high-quality companies that pay attractive and well-covered dividends from strong balance sheets. It also applies sustainability criteria, including a range of exclusions of companies that we view as having negative impacts on the environment or society. The sustainability exclusions had a negative effect over the review period, principally due to the exclusion of energy stocks. Not being able to access energy accounted for almost the total underperformance of the Portfolio.

Steel Dynamics, Inc. was the top individual contributor, as it benefited from an extremely favorable pricing and demand environment. Health-care stocks Gilead Sciences, Inc., Merck & Co., Inc., and AstraZeneca PLC, ADR and financial holdings MetLife, Inc. and Progressive Corp. were also among the leading contributors.

The primary detractors were largely technology stocks, (e.g., Taiwan Semiconductor Manufacturing Co. Ltd., ADR and Microsoft Corp. were both affected by sector weakness), companies exposed to consumer spending, (e.g., Stanley Black & Decker, Inc. and Hanesbrands Inc.) and stocks trading on higher valuations than peers (e.g., First Republic Bank and Schneider Electric SE, ADR, which were largely victims of the indiscriminate reduction in valuations across markets).

Over 2022 we sought to reduce cyclicality by trimming stocks with consumer-related exposure, as well as some industrials. We also exited companies in which we had concerns over the strength of their balance sheets in a rising-rate environment. The proceeds were used to add to defensive holdings including stocks in health care and utilities. Finally, we reduced several differences in the Portfolio’s sector weights versus the index.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Other Investment Company	1.3
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(11.63)%	1.91%	7.55%	05/01/1996
Russell 1000® Value Index (A)	(7.54)%	6.67%	10.29%
Service Class	(11.84)%	1.66%	7.29%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Portfolio. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Applying the sub-advisers ESG criteria to its investment analysis for the portfolio may impact the sub-advisers investment decisions as to securities of certain issuers and therefore the portfolio may forgo some investment opportunities available to portfolios that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the portfolios performance may at times be better or worse than the performance of similar portfolios that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.20	$3.59	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,063.10	4.89	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 98.9%
Banks - 7.2%
Citizens Financial Group, Inc.	458,419	$18,047,956
First Republic Bank	86,008	10,483,515
US Bancorp	243,905	10,636,697

		39,168,168

Biotechnology - 3.5%
Gilead Sciences, Inc.	223,360	19,175,456

Capital Markets - 4.9%
CME Group, Inc.	79,544	13,376,119
State Street Corp.	169,692	13,163,009

		26,539,128

Chemicals - 3.6%
Air Products & Chemicals, Inc.	46,853	14,442,906
Albemarle Corp.	23,431	5,081,246

		19,524,152

Commercial Services & Supplies - 2.8%
Republic Services, Inc.	118,961	15,344,779

Communications Equipment - 2.4%
Cisco Systems, Inc.	278,374	13,261,737

Containers & Packaging - 1.1%
Packaging Corp. of America	46,998	6,011,514

Diversified Telecommunication Services - 1.4%
TELUS Corp. (A)	401,623	7,755,340

Electrical Equipment - 4.4%
Emerson Electric Co.	153,141	14,710,724
Schneider Electric SE, ADR	333,978	9,338,025

		24,048,749

Equity Real Estate Investment Trusts - 3.5%
American Tower Corp.	31,971	6,773,376
Digital Realty Trust, Inc.	54,993	5,514,148
Weyerhaeuser Co.	221,383	6,862,873

		19,150,397

Food Products - 2.4%
McCormick & Co., Inc. (A)	159,961	13,259,167

Health Care Equipment & Supplies - 1.7%
Medtronic PLC	117,854	9,159,613

Health Care Providers & Services - 3.6%
Elevance Health, Inc.	21,037	10,791,350
Quest Diagnostics, Inc.	56,643	8,861,231

		19,652,581

Household Products - 3.7%
Colgate-Palmolive Co.	137,271	10,815,582
Kimberly-Clark Corp.	67,090	9,107,468

		19,923,050

Independent Power & Renewable Electricity Producers - 2.0%
AES Corp.	384,016	11,044,300

Insurance - 7.1%
Cincinnati Financial Corp.	113,032	11,573,346
MetLife, Inc.	221,688	16,043,561
Progressive Corp.	82,684	10,724,942

		38,341,849

IT Services - 2.7%
Automatic Data Processing, Inc.	61,148	14,605,811

Leisure Products - 0.9%
Hasbro, Inc.	82,570	5,037,596

	Shares	Value
COMMON STOCKS (continued)
Machinery - 6.8%
AGCO Corp.	83,707	$ 11,609,324
Cummins, Inc.	54,440	13,190,267
Xylem, Inc.	107,770	11,916,129

		36,715,720

Media - 2.7%
Omnicom Group, Inc.	182,571	14,892,316

Metals & Mining - 3.1%
Steel Dynamics, Inc.	170,951	16,701,913

Multiline Retail - 1.4%
Target Corp.	52,651	7,847,105

Pharmaceuticals - 8.5%
AstraZeneca PLC, ADR	165,960	11,252,088
Bristol-Myers Squibb Co.	195,119	14,038,812
Merck & Co., Inc.	185,845	20,619,503

		45,910,403

Professional Services - 2.2%
RELX PLC, ADR (A)	424,662	11,771,631

Road & Rail - 2.1%
Union Pacific Corp.	56,053	11,606,895

Semiconductors & Semiconductor Equipment - 7.0%
Broadcom, Inc.	29,847	16,688,353
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	143,708	10,704,809
Texas Instruments, Inc.	62,664	10,353,346

		37,746,508

Software - 2.2%
Microsoft Corp.	48,919	11,731,755

Specialty Retail - 1.2%
Best Buy Co., Inc.	78,641	6,307,795

Water Utilities - 2.8%
Essential Utilities, Inc.	317,061	15,133,322

Total Common Stocks (Cost $514,066,123)		537,368,750

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	7,307,500	7,307,500

Total Other Investment Company (Cost $7,307,500)		7,307,500

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $1,730,418 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $1,764,735.	$1,730,072	1,730,072

Total Repurchase Agreement (Cost $1,730,072)		1,730,072

Total Investments (Cost $523,103,695)		546,406,322
Net Other Assets (Liabilities) - (0.5)%		(2,864,562)

Net Assets - 100.0%		$543,541,760

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$537,368,750	$—	$—	$537,368,750
Other Investment Company	7,307,500	—	—	7,307,500
Repurchase Agreement	—	1,730,072	—	1,730,072

Total Investments	$544,676,250	$1,730,072	$—	$546,406,322

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,844,285, collateralized by cash collateral of $7,307,500 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,986,657. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $521,373,623) (including securities loaned of $19,844,285)	$544,676,250
Repurchase agreement, at value (cost $1,730,072)	1,730,072
Receivables and other assets:
Net income from securities lending	6,675
Shares of beneficial interest sold	5,637,128
Dividends	1,807,011
Interest	173
Other assets	2,190

Total assets	553,859,499

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,307,500
Payables and other liabilities:
Shares of beneficial interest redeemed	2,552,084
Investment management fees	306,409
Distribution and service fees	39,125
Transfer agent costs	619
Trustees, CCO and deferred compensation fees	4,936
Audit and tax fees	16,242
Custody fees	7,961
Legal fees	3,055
Printing and shareholder reports fees	73,047
Other accrued expenses	6,761

Total liabilities	10,317,739

Net assets	$543,541,760

Net assets consist of:
Capital stock ($0.01 par value)	$309,158
Additional paid-in capital	523,380,334
Total distributable earnings (accumulated losses)	19,852,268

Net assets	$543,541,760

Net assets by class:
Initial Class	$365,349,332
Service Class	178,192,428

Shares outstanding:
Initial Class	20,795,375
Service Class	10,120,386

Net asset value and offering price per share:
Initial Class	$17.57
Service Class	17.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$14,767,739
Interest income	11,180
Net income from securities lending	15,361
Withholding taxes on foreign income	(156,976)

Total investment income	14,637,304

Expenses:
Investment management fees	3,746,269
Distribution and service fees:
Service Class	489,366
Transfer agent costs	5,968
Trustees, CCO and deferred compensation fees	24,085
Audit and tax fees	29,982
Custody fees	33,338
Legal fees	31,763
Printing and shareholder reports fees	34,537
Other	35,480

Total expenses	4,430,788

Net investment income (loss)	10,206,516

Net realized gain (loss) on:
Investments	(13,447,793)

Net change in unrealized appreciation (depreciation) on:
Investments	(76,483,142)
Translation of assets and liabilities denominated in foreign currencies	293

Net change in unrealized appreciation (depreciation)	(76,482,849)

Net realized and change in unrealized gain (loss)	(89,930,642)

Net increase (decrease) in net assets resulting from operations	$(79,724,126)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$10,206,516	$11,307,102
Net realized gain (loss)	(13,447,793)	32,793,557
Net change in unrealized appreciation (depreciation)	(76,482,849)	96,385,233

Net increase (decrease) in net assets resulting from operations	(79,724,126)	140,485,892

Dividends and/or distributions to shareholders:
Initial Class	(21,453,565)	(9,853,683)
Service Class	(10,448,327)	(4,440,010)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(31,901,892)	(14,293,693)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,082,430	11,583,330
Service Class	7,472,338	6,827,757

	19,554,768	18,411,087

Dividends and/or distributions reinvested:
Initial Class	21,453,565	9,853,683
Service Class	10,448,327	4,440,010

	31,901,892	14,293,693

Cost of shares redeemed:
Initial Class	(43,361,371)	(96,908,110)
Service Class	(36,366,470)	(44,612,434)

	(79,727,841)	(141,520,544)

Net increase (decrease) in net assets resulting from capital share transactions	(28,271,181)	(108,815,764)

Net increase (decrease) in net assets	(139,897,199)	17,376,435

Net assets:
Beginning of year	683,438,959	666,062,524

End of year	$543,541,760	$683,438,959

Capital share transactions - shares:
Shares issued:
Initial Class	667,536	598,486
Service Class	402,199	352,419

	1,069,735	950,905

Shares reinvested:
Initial Class	1,228,023	475,105
Service Class	596,366	213,565

	1,824,389	688,670

Shares redeemed:
Initial Class	(2,341,527)	(4,848,844)
Service Class	(1,999,561)	(2,247,045)

	(4,341,088)	(7,095,889)

Net increase (decrease) in shares outstanding:
Initial Class	(445,968)	(3,775,253)
Service Class	(1,000,996)	(1,681,061)

	(1,446,964)	(5,456,314)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$21.11	$17.60	$22.57	$22.22	$25.65

Investment operations:
Net investment income (loss) (A)	0.34	0.34	0.43	0.57	0.57
Net realized and unrealized gain (loss)	(2.80)	3.60	(2.48)	4.29	(3.45)

Total investment operations	(2.46)	3.94	(2.05)	4.86	(2.88)

Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.43)	(0.58)	(0.63)	(0.55)
Net realized gains	(0.67)	—	(2.34)	(3.88)	—

Total dividends and/or distributions to shareholders	(1.08)	(0.43)	(2.92)	(4.51)	(0.55)

Net asset value, end of year	$17.57	$21.11	$17.60	$22.57	$22.22

Total return	(11.63)%	22.42%	(7.35)%	23.91%	(11.50)%

Ratio and supplemental data:
Net assets end of year (000’s)	$365,350	$448,361	$440,332	$564,788	$523,815
Expenses to average net assets	0.69%	0.69%	0.74%	0.72%	0.71%
Net investment income (loss) to average net assets	1.86%	1.70%	2.40%	2.43%	2.26%
Portfolio turnover rate	22%	23%	135%	61%	29%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$21.14	$17.63	$22.59	$22.23	$25.65

Investment operations:
Net investment income (loss) (A)	0.30	0.29	0.38	0.51	0.50
Net realized and unrealized gain (loss)	(2.81)	3.60	(2.47)	4.29	(3.43)

Total investment operations	(2.51)	3.89	(2.09)	4.80	(2.93)

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.38)	(0.53)	(0.56)	(0.49)
Net realized gains	(0.67)	—	(2.34)	(3.88)	—

Total dividends and/or distributions to shareholders	(1.02)	(0.38)	(2.87)	(4.44)	(0.49)

Net asset value, end of year	$17.61	$21.14	$17.63	$22.59	$22.23

Total return	(11.84)%	22.12%	(7.59)%	23.57%	(11.69)%

Ratio and supplemental data:
Net assets end of year (000’s)	$178,192	$235,078	$225,731	$255,061	$223,450
Expenses to average net assets	0.94%	0.94%	0.99%	0.97%	0.96%
Net investment income (loss) to average net assets	1.61%	1.45%	2.16%	2.17%	2.01%
Portfolio turnover rate	22%	23%	135%	61%	29%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,307,500	$—	$—	$—	$7,307,500
Total Borrowings	$7,307,500	$—	$—	$—	$7,307,500

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.

Sustainability investing risk: Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Portfolio’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Portfolio’s investment performance. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the Portfolio’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the Portfolio’s holdings could result in the Portfolio holding an investment that no longer meets the Portfolio’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment. The Portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon NV. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Initial Class	0.73%	May 1, 2023
Service Class	0.98	May 1, 2023
Prior to May 1, 2022
Initial Class	0.79
Service Class	1.04

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 125,539,685	$ —	$ 174,299,446	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 523,279,801	$ 57,645,187	$ (34,518,666)	$ 23,126,521

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 11,010,113	$ 2,648,703

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 31,901,892	$ —	$ —	$ 14,293,693	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,384,270	$ —	$ (13,658,816)	$ —	$ —	$ 23,126,814

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, the fiscal year ended December 31, 2022 was a year of significant monetary tightening. A myriad of macro headwinds took hold in the first quarter of the year that rattled the markets off the course to normalization and remained a concern for the rest of the year. The COVID-19 omicron variant was a mere bug bite in comparison to the stinging inflation story, a hawkish U.S. Federal Reserve (“Fed”) and the outbreak of the Russia-Ukraine war. These events not only threw markets into the most volatile quarter since the start of the COVID-19 pandemic, but also further exacerbated supply chain bottlenecks. While the Fed formally embarked on its tightening cycle by increasing the federal funds rate by 0.25% at the start of the year, it was the more hawkish tone that initially spooked markets.

The second quarter brought the continuation of inflation, aggressive Fed action, choked supply chains and the ongoing war in Ukraine, which all weighed on the already weary consumers, whose confidence was clearly waning. Consumer confidence continued to weaken in the second quarter as high inflation ate into real purchasing power.

The market spent much of the third quarter focused on persistently high inflation and the Fed’s efforts to tame it. The Fed again raised the federal funds rate by 0.75% at its September meeting, bringing the target range to 3.00% to 3.25%. Meanwhile, on the inflation front, the August Consumer Price Index (“CPI”) reading showed both the headline and the core CPI readings came in hotter-than-expected. August’s Core Personal Consumption Expenditures Index (“PCE”) also reflected higher-than-expected inflation. These broad underlying price pressures indicated the Fed would continue on its hawkish path.

Market volatility persisted into the fourth quarter. The November Purchasing Managers Index fell to its lowest reading since May 2020 and below its neutral rate of 50, indicating the manufacturing sector had entered contractionary territory as higher borrowing costs started to weigh on demand for goods. While the economy showed signs of cooling, strong consumer demand coupled with a tight labor market indicated the Fed may need to keep interest rates higher for longer. It did, announcing another 0.50% rate increase at its December meeting, bringing rates to their highest level in 15 years.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Aegon U.S. Government Securities VP, Initial Class returned -13.03%. By comparison, its benchmark, the Bloomberg Government Index, returned -12.32%.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) underperformed its benchmark, the Bloomberg Government Index.

The impacts of spread widening on credits drove much of the Portfolio’s underperformance relative to the benchmark. This was offset in part by positive contributions from duration/curve positioning, and to a smaller degree, excess yield. From an asset class perspective, out of benchmark allocations to agency residential mortgage-backed securities and security selection within Treasury securities were the largest detractors to relative returns while allocations to commercial mortgage-backed securities and non-agency residential mortgage-backed securities were the largest contributors.

The portfolio management team maintained an overweight to risk-based assets relative to the benchmark in 2022, but this overweight was reduced throughout the year as Treasury yields became more attractive and the likelihood of the Fed being able to navigate a soft landing for the economy became less and less likely. Duration and curve positioning were actively managed throughout the year, but in general, the Portfolio was underweight duration relative to the benchmark.

The portfolio management team maintained exposure to non-index securities for additional yield relative to the benchmark. While this out of benchmark exposure remains below the Portfolio’s historical average, it is of higher quality than the Portfolio has historically held given the team’s outlook on spreads for the near to intermediate term.

During the fiscal year, the Portfolio utilized derivatives. These positions contributed to performance.

Tyler A. Knight, CFA

Calvin W. Norris, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	54.9%
U.S. Government Agency Obligations	34.9
Other Investment Company	7.5
Repurchase Agreement	6.5
Mortgage-Backed Securities	4.7
Corporate Debt Securities	4.4
Asset-Backed Securities	1.4
Municipal Government Obligation	0.2
Net Other Assets (Liabilities) ^	(14.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.39
Duration †	5.88

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	89.8%
AAA	12.4
AA	1.7
A	1.4
BBB	1.6
Not Rated	7.6
Net Other Assets (Liabilities) ^	(14.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(13.03)%	(0.23)%	0.42%	05/13/1994
Bloomberg Government Index (A)	(12.32)%	(0.06)%	0.60%
Service Class	(13.30)%	(0.47)%	0.17%	05/01/2003

(A) The Bloomberg Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Please keep in mind that U.S. government obligation guarantees apply only to the timely payment of principal and interest, and does not remove market risks when shares are redeemed. Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$960.40	$2.92	$1,022.20	$3.01	0.59%
Service Class	1,000.00	959.60	4.15	1,021.00	4.28	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 1.4%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 5.09% (A), 07/25/2036	$1,786,130	$1,758,266
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 5.12% (A), 04/25/2039 (B)	662,024	654,088
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month LIBOR + 0.17%, 4.53% (A), 01/25/2041	2,929,035	2,772,131

Total Asset-Backed Securities (Cost $5,218,306)		5,184,485

CORPORATE DEBT SECURITIES - 4.4%
Banks - 0.3%
Bank of America Corp. Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,500,000	1,222,686

Capital Markets - 0.9%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,623,389
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	1,500,000	1,243,027
3.75%, 02/25/2023	316,000	315,351

		3,181,767

Diversified Financial Services - 1.4%
Aviation Capital Group LLC 3.88%, 05/01/2023 (B)	208,000	206,306
Portmarnock Leasing LLC 1.74%, 10/22/2024	543,322	526,985
Private Export Funding Corp. 0.55%, 07/30/2024 (B)	5,000,000	4,673,545

		5,406,836

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc. 4.02%, 12/03/2029	1,000,000	938,889

Food Products - 0.1%
Cargill, Inc. 5.13%, 10/11/2032 (B)	511,000	513,225

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.40%, 11/30/2023 (C)	184,000	182,041

Health Care Providers & Services - 0.6%
Humana, Inc. 4.88%, 04/01/2030	1,500,000	1,474,139
UnitedHealth Group, Inc. 4.20%, 05/15/2032	918,000	873,940

		2,348,079

Media - 0.2%
Comcast Corp. 3.40%, 04/01/2030	1,000,000	913,656

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.2%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	$ 1,000,000	$ 901,894

Specialty Retail - 0.3%
Lowe’s Cos., Inc. 4.50%, 04/15/2030	1,000,000	960,918

Total Corporate Debt Securities (Cost $17,741,292)		16,569,991

MORTGAGE-BACKED SECURITIES - 4.7%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	232,179	230,888
Series 2013-CR9, Class A4,
4.27% (A), 07/10/2045	2,200,430	2,186,952
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	4,621,615
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	2,935,375
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,496,670
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.20% (A), 08/15/2046	3,500,000	3,449,142

Total Mortgage-Backed Securities (Cost $18,922,734)		17,920,642

MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
Vermont - 0.2%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 5.09% (A), 07/28/2034	706,823	703,359

Total Municipal Government Obligation (Cost $706,823)		703,359

U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.9%
Federal Home Loan Bank
2.38%, 03/14/2025	25,000,000	23,918,459
3.25%, 11/16/2028 (C)	6,000,000	5,773,789
4.75%, 12/10/2032	5,000,000	5,137,357
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	5,000,000	4,803,918
3.19% (A), 09/25/2027	4,070,000	3,858,911
3.25% (A), 04/25/2023	5,515,468	5,493,923
Federal National Mortgage Association
0.88%, 08/05/2030 (C)	8,300,000	6,607,293
1.90%, 01/25/2036	5,000,000	3,585,020
2.38%, 01/19/2023	18,500,000	18,484,306
2.63%, 09/06/2024 (C)	4,000,000	3,882,419
2.88%, 09/12/2023 (C)	2,000,000	1,974,295

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
3.89% (A), 09/20/2061	$ 167,062	$ 163,238
4.26% (A), 06/20/2062	225,726	221,001
4.63% (A), 07/20/2061	9,929	9,386
4.70% (A), 10/20/2061 - 12/20/2061	13,166	12,588
Tennessee Valley Authority
1.50%, 09/15/2031 (C)	5,000,000	3,937,471
2.88%, 02/01/2027 (C)	6,000,000	5,688,638
3.50%, 12/15/2042	5,000,000	4,176,018
4.88%, 01/15/2048	5,000,000	4,963,133
Uniform Mortgage-Backed Security 4.50%, TBA (D)	30,000,000	28,898,437

Total U.S. Government Agency Obligations (Cost $140,136,639)		131,589,600

U.S. GOVERNMENT OBLIGATIONS - 54.9%
U.S. Treasury - 54.9%
U.S. Treasury Bonds
1.13%, 05/15/2040	6,000,000	3,783,984
1.88%, 02/15/2051	14,980,000	9,614,702
2.00%, 02/15/2050	6,600,000	4,400,859
2.25%, 02/15/2052	2,000,000	1,404,375
2.38%, 02/15/2042	7,500,000	5,767,383
2.50%, 02/15/2045 - 05/15/2046	4,000,000	3,015,000
2.88%, 11/15/2046 (C)	4,000,000	3,231,250
2.88%, 05/15/2049 - 05/15/2052	2,900,000	2,348,082
3.00%, 05/15/2042 - 02/15/2048	7,519,000	6,269,980
3.00%, 08/15/2052 (C)	4,000,000	3,326,250
3.38%, 08/15/2042 - 11/15/2048	2,500,000	2,244,454
3.50%, 02/15/2039	1,414,500	1,336,813
3.63%, 08/15/2043	1,814,000	1,679,013
U.S. Treasury Notes
0.13%, 01/31/2023	5,000,000	4,984,932
0.38%, 11/30/2025 - 12/31/2025	18,000,000	16,106,680
0.63%, 12/31/2027	2,000,000	1,697,422
1.25%, 11/30/2026	20,000,000	17,971,094
1.75%, 01/31/2029 (C)	10,000,000	8,803,125
1.88%, 02/28/2027 - 02/15/2032	14,400,000	12,918,110
2.25%, 03/31/2024	5,000,000	4,852,734
2.38%, 03/31/2029	10,000,000	9,113,672

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
2.50%, 04/30/2024 - 03/31/2027	$ 30,000,000	$ 28,989,257
2.63%, 05/31/2027	5,000,000	4,720,313
2.75%, 04/30/2027 - 08/15/2032	20,000,000	18,629,687
2.88%, 05/15/2032	3,000,000	2,774,531
3.00%, 06/30/2024 - 07/15/2025	10,000,000	9,728,711
3.13%, 08/31/2027	5,000,000	4,816,797
3.25%, 06/30/2027	3,000,000	2,905,195
3.25%, 06/30/2029 (C)	3,000,000	2,877,422
4.13%, 10/31/2027	7,000,000	7,037,187

Total U.S. Government Obligations (Cost $232,139,697)		207,349,014

	Shares	Value
OTHER INVESTMENT COMPANY - 7.5%
Securities Lending Collateral - 7.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (E)	28,336,874	28,336,874

Total Other Investment Company (Cost $28,336,874)		28,336,874

	Principal	Value
REPURCHASE AGREEMENT - 6.5%
Fixed Income Clearing Corp., 1.80% (E), dated 12/30/2022, to be repurchased at $24,544,171 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $25,030,080.	$24,539,264	24,539,264

Total Repurchase Agreement (Cost $24,539,264)		24,539,264

Total Investments (Cost $467,741,629)		432,193,229
Net Other Assets (Liabilities) - (14.5)%		(54,859,712)

Net Assets - 100.0%		$377,333,517

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	96	03/31/2023	$10,389,960	$10,361,250	$—	$(28,710)
10-Year U.S. Treasury Notes	79	03/22/2023	8,956,618	8,871,453	—	(85,165)
30-Year U.S. Treasury Bonds	29	03/22/2023	3,694,397	3,634,969	—	(59,428)
U.S. Treasury Ultra Bonds	40	03/22/2023	5,521,338	5,372,500	—	(148,838)

Total					$—	$(322,141)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS (continued):

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(18)	03/31/2023	$(3,696,149)	$(3,691,406)	$4,743	$—
10-Year U.S. Treasury Ultra Notes	(63)	03/22/2023	(7,553,340)	(7,451,719)	101,621	—

Total					$106,364	$—

Total Futures Contracts					$106,364	$(322,141)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$5,184,485	$—	$5,184,485
Corporate Debt Securities	—	16,569,991	—	16,569,991
Mortgage-Backed Securities	—	17,920,642	—	17,920,642
Municipal Government Obligation	—	703,359	—	703,359
U.S. Government Agency Obligations	—	131,589,600	—	131,589,600
U.S. Government Obligations	—	207,349,014	—	207,349,014
Other Investment Company	28,336,874	—	—	28,336,874
Repurchase Agreement	—	24,539,264	—	24,539,264

Total Investments	$28,336,874	$403,856,355	$—	$432,193,229

Other Financial Instruments
Futures Contracts (G)	$106,364	$—	$—	$106,364

Total Other Financial Instruments	$106,364	$—	$—	$106,364

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(322,141)	$—	$—	$(322,141)

Total Other Financial Instruments	$(322,141)	$—	$—	$(322,141)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $10,668,779, representing 2.8% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $36,353,039, collateralized by cash collateral of $28,336,874 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,760,506. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2022. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at December 31, 2022.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $443,202,365) (including securities loaned of $36,353,039)	$407,653,965
Repurchase agreement, at value (cost $24,539,264)	24,539,264
Cash	130,000
Cash collateral pledged at broker for:
Futures contracts	578,442
Receivables and other assets:
Net income from securities lending	5,753
Shares of beneficial interest sold	16,392
Interest	2,486,474
Other assets	1,263

Total assets	435,411,553

Liabilities:
Cash collateral received upon return of:
Securities on loan	28,336,874
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	29,304,141
Shares of beneficial interest redeemed	81,130
Investment management fees	176,260
Distribution and service fees	66,455
Transfer agent costs	454
Trustees, CCO and deferred compensation fees	1,933
Audit and tax fees	25,350
Custody fees	14,160
Legal fees	1,814
Printing and shareholder reports fees	27,921
Other accrued expenses	4,360
Variation margin payable on futures contracts	37,184

Total liabilities	58,078,036

Net assets	$377,333,517

Net assets consist of:
Capital stock ($0.01 par value)	$409,457
Additional paid-in capital	420,550,888
Total distributable earnings (accumulated losses)	(43,626,828)

Net assets	$377,333,517

Net assets by class:
Initial Class	$63,432,076
Service Class	313,901,441

Shares outstanding:
Initial Class	7,100,844
Service Class	33,844,810

Net asset value and offering price per share:
Initial Class	$8.93
Service Class	9.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$7,727,892
Net income from securities lending	77,046

Total investment income	7,804,938

Expenses:
Investment management fees	1,947,846
Distribution and service fees:
Service Class	708,095
Transfer agent costs	3,877
Trustees, CCO and deferred compensation fees	15,668
Audit and tax fees	36,707
Custody fees	53,294
Legal fees	19,690
Printing and shareholder reports fees	7,384
Other	24,524

Total expenses	2,817,085

Net investment income (loss)	4,987,853

Net realized gain (loss) on:
Investments	(10,788,659)
Futures contracts	2,098,237

Net realized gain (loss)	(8,690,422)

Net change in unrealized appreciation (depreciation) on:
Investments	(42,138,642)
Futures contracts	(196,797)

Net change in unrealized appreciation (depreciation)	(42,335,439)

Net realized and change in unrealized gain (loss)	(51,025,861)

Net increase (decrease) in net assets resulting from operations	$(46,038,008)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,987,853	$3,075,448
Net realized gain (loss)	(8,690,422)	(2,353,374)
Net change in unrealized appreciation (depreciation)	(42,335,439)	(11,210,269)

Net increase (decrease) in net assets resulting from operations	(46,038,008)	(10,488,195)

Dividends and/or distributions to shareholders:
Initial Class	(747,165)	(8,098,796)
Service Class	(2,366,739)	(20,625,550)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,113,904)	(28,724,346)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,377,743	14,305,114
Service Class	206,169,114	38,009,020

	216,546,857	52,314,134

Dividends and/or distributions reinvested:
Initial Class	747,165	8,098,796
Service Class	2,366,739	20,625,550

	3,113,904	28,724,346

Cost of shares redeemed:
Initial Class	(18,535,115)	(35,065,756)
Service Class	(81,872,492)	(126,564,360)

	(100,407,607)	(161,630,116)

Net increase (decrease) in net assets resulting from capital share transactions	119,253,154	(80,591,636)

Net increase (decrease) in net assets	70,101,242	(119,804,177)

Net assets:
Beginning of year	307,232,275	427,036,452

End of year	$377,333,517	$307,232,275

Capital share transactions - shares:
Shares issued:
Initial Class	1,085,693	1,296,667
Service Class	21,155,009	3,319,701

	22,240,702	4,616,368

Shares reinvested:
Initial Class	80,862	772,049
Service Class	246,535	1,893,990

	327,397	2,666,039

Shares redeemed:
Initial Class	(1,954,597)	(3,177,917)
Service Class	(8,466,707)	(10,964,305)

	(10,421,304)	(14,142,222)

Net increase (decrease) in shares outstanding:
Initial Class	(788,042)	(1,109,201)
Service Class	12,934,837	(5,750,614)

	12,146,795	(6,859,815)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.38	$11.69	$10.92	$10.45	$10.75

Investment operations:
Net investment income (loss) (A)	0.15	0.12	0.15	0.21	0.17
Net realized and unrealized gain (loss)	(1.50)	(0.39)	0.83	0.48	(0.15)

Total investment operations	(1.35)	(0.27)	0.98	0.69	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.25)	(0.20)	(0.22)	(0.32)
Net realized gains	—	(0.79)	(0.01)	—	—

Total dividends and/or distributions to shareholders	(0.10)	(1.04)	(0.21)	(0.22)	(0.32)

Net asset value, end of year	$8.93	$10.38	$11.69	$10.92	$10.45

Total return	(13.03)%	(2.39)%	8.97%	6.60%	0.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$63,432	$81,905	$105,166	$80,042	$78,801
Expenses to average net assets	0.59%	0.60%	0.59%	0.61%	0.62%
Net investment income (loss) to average net assets	1.56%	1.06%	1.32%	1.92%	1.60%
Portfolio turnover rate	9%	29%	128%	44%	85%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.78	$12.07	$11.28	$10.79	$11.07

Investment operations:
Net investment income (loss) (A)	0.13	0.09	0.13	0.19	0.15
Net realized and unrealized gain (loss)	(1.56)	(0.39)	0.84	0.50	(0.15)

Total investment operations	(1.43)	(0.30)	0.97	0.69	—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.20)	(0.17)	(0.20)	(0.28)
Net realized gains	—	(0.79)	(0.01)	—	—

Total dividends and/or distributions to shareholders	(0.08)	(0.99)	(0.18)	(0.20)	(0.28)

Net asset value, end of year	$9.27	$10.78	$12.07	$11.28	$10.79

Total return	(13.30)%	(2.53)%	8.66%	6.35%	0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$313,902	$225,327	$321,870	$234,467	$398,566
Expenses to average net assets	0.84%	0.85%	0.84%	0.86%	0.87%
Net investment income (loss) to average net assets	1.37%	0.81%	1.04%	1.67%	1.37%
Portfolio turnover rate	9%	29%	128%	44%	85%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$182,506	$—	$—	$—	$182,506
U.S. Government Agency Obligations	21,978,436	—	—	—	21,978,436
U.S. Government Obligations	6,175,932	—	—	—	6,175,932
Total Securities Lending Transactions	$28,336,874	$—	$—	$—	$28,336,874
Total Borrowings	$28,336,874	$—	$—	$—	$28,336,874

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$106,364	$—	$—	$—	$—	$106,364
Total	$106,364	$—	$—	$—	$—	$106,364

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(322,141)	$—	$—	$—	$—	$(322,141)
Total	$(322,141)	$—	$—	$—	$—	$(322,141)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,098,237	$—	$—	$—	$—	$2,098,237
Total	$2,098,237	$—	$—	$—	$—	$2,098,237

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(196,797)	$—	$—	$—	$—	$(196,797)
Total	$(196,797)	$—	$—	$—	$—	$(196,797)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts — long	$12,775,718
Average notional value of contracts — short	(14,130,297)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

U.S. government and agency obligations risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51
Over $1.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2023
Service Class	0.88	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 6,260,848	$ 155,339,473	$ 13,051,550	$ 14,315,801

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 467,827,414	$ 111,486	$ (35,745,671)	$ (35,634,185)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 11,937,711	$ 1,057,428

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,113,904	$ —	$ —	$ 26,229,337	$ 2,495,009	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,064,384	$ —	$ (12,995,139)	$ —	$ (61,888)	$ (35,634,185)

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

Numerous factors played a part in the poor market performance for 2022, including global monetary tightening, the Ukraine war, global trade crises in energy, commodities, and other resources, supply chain issues, and ongoing COVID-19 restrictions in China. Amid the high volatility and inflationary environment, both stock and bond markets declined in tandem for the first time since the 1960s. Most major equity indices ended the year down, marking the worst year for equity investors since 2008. On the domestic front, the S&P 500® Index ended the year at -18.11%. Meanwhile, the effects of inflation and curtailing policies were also felt worldwide with the MSCI EAFE Index down -14.01% and MSCI Emerging Markets Index down -19.74% for the year ended December 31, 2022.

The Federal Reserve steadily increased rates throughout 2022 resulting in a total increase of 425 basis points to the overnight Federal Funds Rate, the largest net calendar increase since 1972. Both short-term and long-term treasury yields increased by several percentage points as investors began factoring in the Federal Reserve’s tightening path and continuing high inflation. Over 2022, the Bloomberg Global Aggregate Bond Index decreased by -16.25% and the Bloomberg US Aggregate Bond Index decreased by -13.01%, which was their worst calendar year on record since their inception in 1976.

PERFORMANCE

For the year ended December 31, 2022, Transamerica American Funds Managed Risk VP, Service Class returned -11.42%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned -18.11% and -15.79%, respectively.

STRATEGY REVIEW

Transamerica American Funds Managed Risk VP (the “Portfolio”) normally invests most of its assets in the American Funds Insurance Series Asset Allocation fund, a diversified portfolio that targets a split between equities, debt securities and money market instruments, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivative overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines. The strategy may limit the Portfolio’s ability to participate in up markets.

The Portfolio outperformed its primary and secondary benchmarks for the fiscal year ended December 31, 2022. The Portfolio benefitted from the MMRS strategy during the year as 2022 exhibited a high level of volatility and substantial global instability and rising risks. Moreover, due to the employment of the MMRS strategy and the Portfolio’s defensive positioning, the maximum drawdown (worst peak-to-trough during the year) and volatility suffered by the Portfolio were substantially reduced compared to the primary benchmark.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	93.8%
Repurchase Agreement	4.6
Net Other Assets (Liabilities)	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(11.42)%	2.99%	4.09%	05/01/2015
S&P 500® Index (A)	(18.11)%	9.42%	10.35%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	(15.79)%	5.96%	6.70%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® Index and 40% Bloomberg US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,013.40	$3.96	$1,021.30	$3.97	0.78%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANY - 93.8%
U.S. Mixed Allocation Fund - 93.8%
American Funds Insurance Series - Asset Allocation Fund	38,063,552	$845,010,855

Total Investment Company (Cost $877,224,585)		845,010,855

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
Fixed Income Clearing Corp., 1.80% (A), dated 12/30/2022, to be repurchased at $41,288,197 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $42,105,597.	$41,279,941	41,279,941

Total Repurchase Agreement (Cost $41,279,941)		41,279,941

Total Investments (Cost $918,504,526)		886,290,796
Net Other Assets (Liabilities) - 1.6%		14,253,973

Net Assets - 100.0%		$900,544,769

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(42)	03/17/2023	$(3,807,796)	$(3,718,890)	$88,906	$—
EUR Currency	(55)	03/13/2023	(7,366,671)	(7,393,375)	—	(26,704)
EURO STOXX 50® Index	(170)	03/17/2023	(7,169,526)	(6,887,807)	281,719	—
FTSE 100 Index	(39)	03/17/2023	(3,514,052)	(3,520,149)	—	(6,097)
GBP Currency	(49)	03/13/2023	(3,792,355)	(3,700,725)	91,630	—
MSCI Emerging Markets Index	(74)	03/17/2023	(3,602,054)	(3,549,780)	52,274	—
S&P 500® E-Mini Index	(1,134)	03/17/2023	(224,901,732)	(218,918,700)	5,983,032	—
S&P Midcap 400® E-Mini Index	(79)	03/17/2023	(19,653,887)	(19,296,540)	357,347	—

Total Futures Contracts					$6,854,908	$(32,801)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$845,010,855	$—	$—	$845,010,855
Repurchase Agreement	—	41,279,941	—	41,279,941

Total Investments	$845,010,855	$41,279,941	$—	$886,290,796

Other Financial Instruments
Futures Contracts (C)	$6,854,908	$—	$—	$6,854,908

Total Other Financial Instruments	$6,854,908	$—	$—	$6,854,908

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(32,801)	$—	$—	$(32,801)

Total Other Financial Instruments	$(32,801)	$—	$—	$(32,801)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2022.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $877,224,585)	$845,010,855
Repurchase agreement, at value (cost $41,279,941)	41,279,941
Cash collateral pledged at broker for:
Futures contracts	14,492,914
Receivables and other assets:
Interest	4,128
Variation margin receivable on futures contracts	919,765
Other assets	3,021

Total assets	901,710,624

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	161,777
Investment management fees	408,953
Distribution and service fees	192,903
Transfer agent costs	1,057
Trustees, CCO and deferred compensation fees	4,414
Audit and tax fees	17,714
Custody fees	21,905
Legal fees	5,142
Printing and shareholder reports fees	342,690
Other accrued expenses	9,300

Total liabilities	1,165,855

Net assets	$900,544,769

Net assets consist of:
Capital stock ($0.01 par value)	$777,408
Additional paid-in capital	794,815,881
Total distributable earnings (accumulated losses)	104,951,480

Net assets	$900,544,769

Shares outstanding	77,740,830

Net asset value and offering price per share	$11.58

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$26,407,145
Interest income from unaffiliated investments	366,691

Total investment income	26,773,836

Expenses:
Investment management fees	5,072,024
Distribution and service fees	2,392,464
Transfer agent costs	10,061
Trustees, CCO and deferred compensation fees	40,594
Audit and tax fees	33,588
Custody fees	83,099
Legal fees	53,589
Other	47,135

Total expenses	7,732,554

Net investment income (loss)	19,041,282

Net realized gain (loss) on:
Unaffiliated investments	17,924,307
Capital gain distributions received from unaffiliated investment companies	84,406,682
Futures contracts	12,610,265

Net realized gain (loss)	114,941,254

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(265,270,382)
Futures contracts	6,822,107
Translation of assets and liabilities denominated in foreign currencies	11,339

Net change in unrealized appreciation (depreciation)	(258,436,936)

Net realized and change in unrealized gain (loss)	(143,495,682)

Net increase (decrease) in net assets resulting from operations	$(124,454,400)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$19,041,282	$14,405,904
Net realized gain (loss)	114,941,254	48,073,646
Net change in unrealized appreciation (depreciation)	(258,436,936)	71,483,168

Net increase (decrease) in net assets resulting from operations	(124,454,400)	133,962,718

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(18,580,987)	(9,565,023)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(18,580,987)	(9,565,023)

Capital share transactions:
Proceeds from shares sold	9,394,081	15,852,536
Dividends and/or distributions reinvested	18,580,987	9,565,023
Cost of shares redeemed	(91,185,248)	(104,262,830)

Net increase (decrease) in net assets resulting from capital share transactions	(63,210,180)	(78,845,271)

Net increase (decrease) in net assets	(206,245,567)	45,552,424

Net assets:
Beginning of year	1,106,790,336	1,061,237,912

End of year	$900,544,769	$1,106,790,336

Capital share transactions - shares:
Shares issued	789,828	1,243,288
Shares reinvested	1,603,191	735,771
Shares redeemed	(7,623,284)	(8,206,447)

Net increase (decrease) in shares outstanding	(5,230,265)	(6,227,388)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.34	$11.90	$11.91	$10.48	$11.59

Investment operations:
Net investment income (loss) (A)	0.24	0.17	0.11	0.15	0.17
Net realized and unrealized gain (loss)	(1.77)	1.38	0.37	1.69	(0.81)

Total investment operations	(1.53)	1.55	0.48	1.84	(0.64)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.11)	(0.14)	(0.14)	(0.10)
Net realized gains	(0.05)	—	(0.35)	(0.27)	(0.37)

Total dividends and/or distributions to shareholders	(0.23)	(0.11)	(0.49)	(0.41)	(0.47)

Net asset value, end of year	$11.58	$13.34	$11.90	$11.91	$10.48

Total return	(11.42)%	13.08%	4.29%	17.81%	(5.82)%

Ratio and supplemental data:
Net assets end of year (000’s)	$900,545	$1,106,790	$1,061,238	$1,015,698	$781,007
Expenses to average net assets (B)	0.81%	0.82%	0.84%	0.83%	0.84%
Net investment income (loss) to average net assets	1.99%	1.32%	0.96%	1.37%	1.46%
Portfolio turnover rate	—%	—%	9%	2%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$91,630	$6,763,278	$—	$—	$6,854,908
Total	$—	$91,630	$6,763,278	$—	$—	$6,854,908

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(26,704)	$(6,097)	$—	$—	$(32,801)
Total	$—	$(26,704)	$(6,097)	$—	$—	$(32,801)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$807,100	$11,803,165	$—	$—	$12,610,265
Total	$—	$807,100	$11,803,165	$—	$—	$12,610,265

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$64,926	$6,757,181	$—	$—	$6,822,107
Total	$—	$64,926	$6,757,181	$—	$—	$6,822,107

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – short	$(217,395,742)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2022, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	93.71%

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ —	$ 101,731,529

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 922,110,034	$ —	$ (35,819,238)	$ (35,819,238)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,389,846	$ 4,191,141	$ —	$ 9,565,023	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,779,441	$ 113,980,638	$ —	$ —	$ —	$ (35,808,599)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,191,141 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

American Funds Insurance Series®

Annual report
for the year ended
December 31, 2022

CAPITAL GROUP® | AMERICAN FUNDS®

Investing in global companies for the long term

American Funds Insurance Series, by Capital Group, is

the underlying investment vehicle for many variable

annuities and insurance products. For over 90 years,

Capital Group has invested with a long-term focus

based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

51	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

70	New World Fund®

84	Washington Mutual Investors Fund

89	Capital World Growth and Income Fund®

97	Growth-Income Fund

103	International Growth and Income Fund

109	Capital Income Builder®

127	Asset Allocation Fund

160	American Funds® Global Balanced Fund

176	The Bond Fund of America®

206	Capital World Bond Fund®

226	American High-Income Trust®

245	American Funds Mortgage Fund®

252	Ultra-Short Bond Fund

254	U.S. Government Securities Fund®

263	Managed Risk Growth Fund

265	Managed Risk International Fund

267	Managed Risk Washington Mutual Investors Fund

269	Managed Risk Growth-Income Fund

271	Managed Risk Asset Allocation Fund

273	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

[1]

Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.

[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]

Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

[4]

Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 13, 2023

Past	results are not predictive of results in future periods.

[6]

Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[7]

Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

[8]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth Fund and American Funds Insurance Series® – The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® – International Fund and American Funds Insurance Series® – The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® – Washington Mutual Investors Fund and American Funds Insurance Series® – U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth-Income Fund and American Funds Insurance Series® – The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® – Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2022[2]
a $1,000 investment					Lifetime	Gross	Net
		1 year	5 years	10 years	(since April 30, 1997)	expense ratio	expense ratio

	Class 1	–24.54%	7.33%	10.43%	9.57%	0.52%	0.41%
	Class 1A	–24.73	7.07	10.16	9.30	0.77	0.66
	Class 2	–24.74	7.06	10.15	9.30	0.77	0.66
	Class 4	–24.92	6.80	9.92	9.04	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

² Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,¹ a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on	For periods ended December 31, 2022[2]
a $1,000 investment					Lifetime	Gross	Net
		1 year	5 years	10 years	(since April 30, 1998)	expense ratio	expense ratio

	Class 1	–29.37%	3.05%	7.10%	8.39%	0.70%	0.66%
	Class 1A	–29.54	2.80	6.84	8.13	0.95	0.91
	Class 2	–29.55	2.79	6.84	8.13	0.95	0.91
	Class 4	–29.69	2.54	6.58	7.86	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/ afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

²Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8	American Funds Insurance Series

Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
	Class 1A	–29.93	11.14	13.65	12.37	0.59
	Class 2	–29.94	11.14	13.64	12.37	0.59
	Class 3	–29.89	11.22	13.72	12.45	0.52
	Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afi s for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10	American Funds Insurance Series

International Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]				Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 1990)	ratio

	Class 1	-20.57%	–0.78%	4.18%	7.07%	0.53%
	Class 1A	-20.80	–1.03	3.92	6.80	0.78
	Class 2	-20.79	–1.03	3.92	6.80	0.78
	Class 3	-20.76	–0.97	3.98	6.87	0.71
	Class 4	-21.02	–1.29	3.67	6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

²Periodsgreater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since June 17, 1999)	expense ratio	expense ratio

	Class 1	–21.86%	2.58%	4.53%	7.45%	0.64%	0.57%
	Class 1A	–22.09	2.32	4.27	7.18	0.89	0.82
	Class 2	–22.10	2.32	4.27	7.18	0.89	0.82
	Class 4	–22.25	2.07	4.02	6.92	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

²Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since July 5, 2001)	expense ratio	expense ratio

	Class 1	–8.28%	7.37%	11.57%	6.97%	0.40%	0.25%
	Class 1A	–8.45	7.11	11.30	6.71	0.65	0.50
	Class 2	–8.45	7.11	11.30	6.70	0.65	0.50
	Class 4	–8.69	6.84	11.08	6.47	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16	American Funds Insurance Series

Capital World Growth and Income Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2006)	expense ratio	expense ratio

	Class 1	–17.13%	4.36%	8.04%	6.40%	0.53%	0.42%
	Class 1A	–17.29	4.10	7.79	6.15	0.78	0.67
	Class 2	–17.33	4.10	7.77	6.14	0.78	0.67
	Class 4	–17.57	3.83	7.53	5.89	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18	American Funds Insurance Series

Growth-Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	–16.28%	8.09%	11.82%	11.01%	0.28%
	Class 1A	–16.48	7.83	11.55	10.74	0.53
	Class 2	–16.50	7.83	11.54	10.74	0.53
	Class 3	–16.43	7.91	11.62	10.82	0.46
	Class 4	–16.70	7.56	11.28	10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]				Lifetime	Expense
		1 year	5 years	10 years	(since November 18, 2008)	ratio

	Class 1	–15.00%	0.88%	3.86%	6.91%	0.55%
	Class 1A	–15.31	0.61	3.60	6.64	0.80
	Class 2	–15.25	0.62	3.60	6.64	0.80
	Class 4	–15.52	0.35	3.37	6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index¹ fell 16.59%. MSCI ACWI,² a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,³ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[4]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio

	Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
	Class 1A	–7.06	4.10	4.08	0.66	0.52
	Class 2	–7.13	4.09	4.14	0.66	0.52
	Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios refl ect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[2]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[3]Source: Bloomberg Index Services Ltd.

[4]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index¹ declined 15.79%. S&P 500 Index,² a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,³ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[4]
					Lifetime	Expense
		1 year	5 years	10 years	(since August 1, 1989)	ratio

	Class 1	–13.19%	5.59%	8.37%	8.22%	0.30%
	Class 1A	–13.43	5.32	8.11	7.95	0.55
	Class 2	–13.41	5.33	8.10	7.95	0.55
	Class 3	–13.37	5.40	8.18	8.03	0.48
	Class 4	–13.66	5.06	7.87	7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. The 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2]  Source: S&P Dow Jones Indices LLC.

[3]  Source: Bloomberg Index Services Ltd.

[4]  Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index¹ fell 17.33%. MSCI ACWI,² a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,³ a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[5]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	–14.33%	3.65%	5.52%	5.23%	0.51%	0.50%
	Class 1A	–14.56	3.41	5.28	4.99	0.76	0.75
	Class 2	–14.56	3.40	5.25	4.97	0.76	0.75
	Class 4	–14.73	3.13	5.12	4.81	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[3] Source: Bloomberg Index Services Ltd.

[4]Source:Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the

U.S.Treasury.

[5]Periodsgreater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,¹ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[5]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since January 2, 1996)	expense ratio	expense ratio

	Class 1	–12.26%	1.02%	1.62%	4.04%	0.38%	0.21%
	Class 1A	–12.49	0.78	1.37	3.79	0.63	0.46
	Class 2	–12.58	0.76	1.36	3.78	0.63	0.46
	Class 4	–12.75	0.51	1.12	3.53	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

²Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[3]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

[4]Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

[5]Periodsgreater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,¹ which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index² lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.
Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30	American Funds Insurance Series

Capital World Bond Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[3]
					Lifetime	Expense
		1 year	5 years	10 years	(since October 4, 2006)	ratio

	Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
	Class 1A	–17.69	–1.76	–0.48	2.16	0.72
	Class 2[4]	–17.70	–1.77	–0.50	2.14	0.72
	Class 4	–17.84	–2.01	–0.70	1.92	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Pastresults are not predictive of results in future periods.

Anymarket index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

²Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

³Periods greater than one year are annualized.

[4]Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,¹ which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index3 returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since February 8, 1984)	expense ratio	expense ratio

	Class 1	–9.01%	3.40%	4.12%	8.16%	0.44%	0.30%
	Class 1A	–9.29	3.14	3.87	7.89	0.69	0.55
	Class 2	–9.26	3.14	3.86	7.89	0.69	0.55
	Class 3	–9.25	3.21	3.93	7.97	0.62	0.48
	Class 4	–9.53	2.88	3.64	7.63	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:Bloomberg Index Services Ltd.

[2]Source:Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[3]Source:Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

[4]Periodsgreater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[5]
				Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	–9.76%	0.38%	1.19%	1.65%	0.40%	0.30%
	Class 1A	–10.03	0.14	0.95	1.40	0.65	0.55
	Class 2	–9.94	0.14	0.94	1.40	0.65	0.55
	Class 4	–10.16	–0.11	0.75	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios refl ect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[3]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

[4]Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

[5]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,¹ which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
	Class 1A	1.32	0.97	0.39	2.95	0.55
	Class 2	1.17	0.72	0.24	2.91	0.55
	Class 3	1.19	0.80	0.31	2.98	0.48
	Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022	Commercial paper	76.5%
	Federal agency bills & notes	21.5
	Other assets less liabilities	2.0
	Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,¹ which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since December 2, 1985)	expense ratio	expense ratio

	Class 1	–10.75%	0.85%	1.17%	5.17%	0.34%	0.24%
	Class 1A	–10.93	0.61	0.93	4.92	0.59	0.49
	Class 2	–10.95	0.61	0.92	4.91	0.59	0.49
	Class 3	–10.90	0.67	0.99	4.99	0.52	0.42
	Class 4	–11.19	0.37	0.70	4.66	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

	Past results are not predictive of results in future periods.
	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	[1]Source:Bloomberg Index Services Ltd. [2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[4]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
	Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

[4]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
	Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source:  MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

[3]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
	Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
	Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2022[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since September 28, 2012)	expense ratio	expense ratio

	Class P1	–13.75%	3.09%	5.95%	5.92%	0.70%	0.65%
	Class P2	–13.97	2.83	5.69	5.66	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

[4]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%		Shares	Value (000)
Information technology 22.59%	Microsoft Corp.	1,807,800	$ 433,547
	ASML Holding NV	458,318	248,089
	ASML Holding NV (New York registered) (ADR)	227,600	124,361
	Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
	Applied Materials, Inc.	875,000	85,208
	Broadcom, Inc.	125,300	70,059
	Fiserv, Inc.[1]	497,600	50,292
	Adyen NV1	34,330	47,506
	Samsung Electronics Co., Ltd.	785,100	34,621
	Apple, Inc.	242,400	31,495
	Hexagon AB, Class B	2,920,500	30,700
	MongoDB, Inc., Class A1	139,000	27,361
	Keyence Corp.	69,400	27,170
	NVIDIA Corp.	167,500	24,478
	Mastercard, Inc., Class A	53,300	18,534
	EPAM Systems, Inc.[1]	50,700	16,616
	Visa, Inc., Class A	70,197	14,584
	Capgemini SE	85,000	14,256
	Network International Holdings PLC[1]	3,731,800	13,366
	DocuSign, Inc.[1]	180,000	9,976
	Shopify, Inc., Class A, subordinate voting shares[1]	195,000	6,768

			1,566,999

Health care 21.87%	Novo Nordisk A/S, Class B	1,706,930	231,118
	UnitedHealth Group, Inc.	335,800	178,034
	DexCom, Inc.[1]	1,012,000	114,599
	ResMed, Inc.	509,000	105,938
	AstraZeneca PLC	748,300	101,556
	Pfizer, Inc.	1,884,219	96,547
	Cigna Corp.	259,119	85,857
	Merck & Co., Inc.	620,000	68,789
	Regeneron Pharmaceuticals, Inc.[1]	95,036	68,568
	Eli Lilly and Company	158,300	57,912
	EssilorLuxottica	266,943	48,609
	Gilead Sciences, Inc.	457,317	39,261
	Mettler-Toledo International, Inc.[1]	25,400	36,714
	NovoCure, Ltd.[1]	340,000	24,939
	Alnylam Pharmaceuticals, Inc.[1]	104,200	24,763
	CVS Health Corp.	243,600	22,701
	Danaher Corp.	82,100	21,791
	Bayer AG	363,860	18,787
	Seagen, Inc.[1]	127,200	16,346
	Novartis AG	165,600	15,000
	Zoetis, Inc., Class A	98,300	14,406
	Eurofins Scientific SE, non-registered shares	182,400	13,135
	Sanofi	135,000	13,063
	Vertex Pharmaceuticals, Inc.[1]	43,700	12,620
	Olympus Corp.	665,800	11,769
	Centene Corp.[1]	143,500	11,768
	Genus PLC	270,000	9,731
	Thermo Fisher Scientific, Inc.	17,472	9,622
	Siemens Healthineers AG	178,000	8,905
	Bachem Holding AG	101,500	8,853
	Virbac SA	36,000	8,825
	Catalent, Inc.[1]	166,200	7,481
	Rede D’Or Sao Luiz SA	1,073,663	6,015

46	American Funds Insurance Series

Global Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Organon & Co.	62,000	$1,732
	Viatris, Inc.	110,678	1,232
	EUROAPI[1]	5,869	87

			1,517,073

Consumer discretionary 13.94%	Chipotle Mexican Grill, Inc.[1]	141,600	196,468
	LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
	Floor & Decor Holdings, Inc., Class A1	914,698	63,690
	MGM China Holdings, Ltd.[1]	54,589,200	60,155
	Renault SA1	1,688,781	56,267
	Prosus NV, Class N	760,993	52,246
	Amazon.com, Inc.[1]	524,248	44,037
	NIKE, Inc., Class B	352,600	41,258
	Cie. Financière Richemont SA, Class A	291,500	37,722
	Wynn Macau, Ltd.[1]	21,430,000	23,884
	Coupang, Inc., Class A1	1,445,604	21,265
	YUM! Brands, Inc.	166,000	21,261
	Booking Holdings, Inc.[1]	9,900	19,951
	Domino’s Pizza Enterprises, Ltd.	430,000	19,367
	MercadoLibre, Inc.[1]	22,250	18,829
	Home Depot, Inc.	59,500	18,794
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	17,935
	IDP Education, Ltd.	871,300	16,102
	Evolution AB	140,000	13,673
	Dollar Tree Stores, Inc.[1]	95,000	13,437
	Moncler SpA	217,370	11,571
	Entain PLC	665,250	10,666
	Target Corp.	60,500	9,017
	Tesla, Inc.[1]	60,000	7,391

			967,021

Financials 8.92%	AIA Group, Ltd.	10,109,600	111,378
	Tradeweb Markets, Inc., Class A	1,634,960	106,158
	AXA SA	1,692,893	47,182
	Kotak Mahindra Bank, Ltd.	1,696,000	37,316
	Aon PLC, Class A	101,000	30,314
	Prudential PLC	2,203,282	29,816
	HDFC Bank, Ltd.	1,464,450	28,828
	Citigroup, Inc.	569,715	25,768
	Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
	Société Générale	1,011,450	25,378
	Blackstone, Inc., nonvoting shares	312,000	23,147
	China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
	Zurich Insurance Group AG	42,200	20,166
	Banco Santander, SA	5,334,500	15,976
	Wells Fargo & Company	377,200	15,575
	London Stock Exchange Group PLC	165,000	14,237
	AU Small Finance Bank, Ltd.	1,416,725	11,157
	Bank of America Corp.	320,200	10,605
	HDFC Life Insurance Company, Ltd.	1,406,500	9,600
	Tokio Marine Holdings, Inc.	368,300	7,884
	Jackson Financial, Inc., Class A	44,327	1,542
	Moscow Exchange MICEX-RTS PJSC[1,2]	12,640,000	—	[3]

			618,910

Consumer staples 8.57%	British American Tobacco PLC	3,329,455	132,095
	Philip Morris International, Inc.	1,086,204	109,935
	Altria Group, Inc.	1,523,500	69,639
	Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series	47

Global Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Keurig Dr Pepper, Inc.	1,624,000	$ 57,912
	Nestlé SA	460,353	53,164
	Monster Beverage Corp.[1]	336,502	34,165
	Costco Wholesale Corp.	39,170	17,881
	Carrefour SA, non-registered shares	1,055,594	17,662
	Pernod Ricard SA	73,000	14,349
	Simply Good Foods Co.[1]	263,800	10,032
	Bunge, Ltd.	85,000	8,481

			594,149

Industrials 7.54%	Carrier Global Corp.	1,366,400	56,364
	Caterpillar, Inc.	231,600	55,482
	Boeing Company[1]	239,000	45,527
	MTU Aero Engines AG	167,000	36,146
	Alliance Global Group, Inc.	156,400,700	33,466
	Airbus SE, non-registered shares	245,400	29,179
	DSV A/S	171,230	27,158
	NIBE Industrier AB, Class B	2,328,700	21,776
	Techtronic Industries Co., Ltd.	1,883,000	20,967
	CSX Corp.	635,000	19,672
	Safran SA	156,300	19,532
	GT Capital Holdings, Inc.	2,454,611	19,234
	Rentokil Initial PLC	2,380,000	14,628
	Kone OYJ, Class B	273,500	14,166
	Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
	ASSA ABLOY AB, Class B	611,000	13,146
	L3Harris Technologies, Inc.	62,600	13,034
	Recruit Holdings Co., Ltd.	374,200	11,901
	Daikin Industries, Ltd.	74,600	11,476
	Rheinmetall AG	52,200	10,397
	BayCurrent Consulting, Inc.	321,000	10,037
	SMC Corp.	22,500	9,523
	Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
	Nidec Corp.	143,000	7,447

			523,204

Energy 4.84%	TotalEnergies SE	1,210,900	75,578
	Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
	Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
	Reliance Industries, Ltd.	1,601,273	49,121
	Tourmaline Oil Corp.	430,700	21,732
	Equinor ASA	592,000	21,234
	Aker BP ASA	599,979	18,702
	Halliburton Company	235,128	9,252
	Gaztransport & Technigaz SA	75,000	8,013
	Gazprom PJSC[2]	8,346,000	—	[3]
	LUKOIL Oil Co. PJSC[2]	246,300	—	[3]

			335,911

Materials 3.25%	Sherwin-Williams Company	385,500	91,491
	Linde PLC	169,940	55,431
	Vale SA, ordinary nominative shares	1,577,389	26,554
	First Quantum Minerals, Ltd.	706,200	14,755
	Shin-Etsu Chemical Co., Ltd.	113,500	13,828
	Corteva, Inc.	201,300	11,832
	Koninklijke DSM NV	93,100	11,414

			225,305

48	American Funds Insurance Series

Global Growth Fund  (continued)

Common stocks (continued)			Shares	Value (000)
Communication services 2.68%	Alphabet, Inc., Class A1		1,236,600	$ 109,105
	Meta Platforms, Inc., Class A1		190,923	22,976
	Publicis Groupe SA		273,000	17,336
	Sea, Ltd., Class A (ADR)[1]		273,336	14,222
	Tencent Holdings, Ltd.		297,100	12,627
	Bharti Airtel, Ltd.		945,000	9,186

				185,452

Real estate 018.%	Goodman Logistics (HK), Ltd. REIT		1,027,500	12,072

Utilities 0.11%	Brookfield Infrastructure Partners, LP		247,500	7,666

	Total common stocks (cost: $4,798,092,000)			6,553,762

Preferred securities 1.66%
Health care 1.36%	Sartorius AG, nonvoting non-registered preferred shares		239,000	94,514

Information technology 0.30%	Samsung Electronics Co., Ltd., nonvoting preferred shares		512,300	20,614

	Total preferred securities (cost: $27,546,000)			115,128

Short-term securities 4.03%

Money market investments 2.37%
	Capital Group Central Cash Fund 4.31%[4,5]		1,645,519	164,535

		Weighted average yield at acquisition	Principal amount (000)

Commercial paper 1.66%
	KfW 1/27/2023[6]	3.890%	USD65,000	64,782
	Toronto-Dominion Bank 1/27/2023[6]	4.130	50,000	49,833

				114,615

	Total short-term securities (cost: $279,166,000)			279,150

	Total investment securities 100.18% (cost: $5,104,804,000)			6,948,040
	Other assets less liabilities (0.18)%			(12,386)

	Net assets 100.00%			$6,935,654

American Funds Insurance Series	49

Global Growth Fund  (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4]	$376,714	$1,480,091	$1,692,180		$(71)	$(19)	$164,535	$9,353

Money market investments purchased with collateralfrom securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[4]	1,808		1,808	[7]			—	—	[8]

Total 2.37%					$(71)	$(19)	$164,535	$9,353

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.

[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%		Shares	Value (000)
Industrials 20.67%	International Container Terminal Services, Inc.	11,690,490	$42,075
	Visional, Inc.[1]	504,850	33,522
	Stericycle, Inc.[1]	571,050	28,490
	Japan Airport Terminal Co., Ltd.[1]	559,900	27,843
	IMCD NV	177,337	25,330
	Fasadgruppen Group AB	2,370,503	23,995
	Trelleborg AB, Class B	982,292	22,727
	Boyd Group Services, Inc.	146,809	22,678
	Cleanaway Waste Management, Ltd.	12,501,414	22,274
	Interpump Group SpA	454,700	20,598
	Saia, Inc.[1]	80,994	16,983
	CG Power and Industrial Solutions, Ltd.[1]	4,880,108	15,908
	Instalco AB	4,098,065	15,622
	Montrose Environmental Group, Inc.[1]	348,186	15,456
	Alfen NV1	162,431	14,668
	Dürr AG	426,625	14,396
	ALS, Ltd.	1,639,100	13,632
	Cargotec OYJ, Class B, non-registered shares	300,450	13,341
	Wizz Air Holdings PLC[1]	522,941	11,979
	Daiseki Co., Ltd.	313,600	10,798
	AirTAC International Group	355,062	10,747
	Woodward, Inc.	105,000	10,144
	Rumo SA	2,802,100	9,877
	Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
	The AZEK Co., Inc., Class A1	482,390	9,802
	Comfort Systems USA, Inc.	84,100	9,678
	Centre Testing International Group Co., Ltd.	2,684,839	8,615
	Melrose Industries PLC	5,266,169	8,561
	DL E&C Co., Ltd.	287,442	7,732
	Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
	Engcon AB, Class B1,2	1,070,647	6,833
	Carel Industries SpA	252,900	6,357
	Burckhardt Compression Holding AG	9,963	5,929
	Kajaria Ceramics, Ltd.	422,763	5,916
	Hensoldt AG	248,197	5,873
	Diploma PLC	161,300	5,420
	SIS, Ltd.[1]	1,128,949	5,353
	GVS SpA[1,2]	1,192,262	5,159
	Reliance Worldwide Corp., Ltd.	2,548,379	5,127
	Addtech AB, Class B	353,050	5,054
	KEI Industries, Ltd.	267,444	4,724
	First Advantage Corp.[1]	361,017	4,693
	Vicor Corp.[1]	85,683	4,605
	Harsha Engineers International, Ltd.[1]	970,777	4,488
	ICF International, Inc.	43,592	4,318
	Sulzer AG	54,789	4,278
	Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	3,847
	LIXIL Corp.	196,500	2,995
	Trex Co., Inc.[1]	59,516	2,519
	Aalberts NV, non-registered shares	64,502	2,508
	Dätwyler Holding, Inc., non-registered shares	12,348	2,466
	Antares Vision SpA[1]	281,100	2,418
	Chart Industries, Inc.[1]	16,174	1,864
	Matson, Inc.	8,674	542

			608,236

Information technology 18.70%	Wolfspeed, Inc.[1]	790,681	54,589
	eMemory Technology, Inc.	910,430	39,481
	Net One Systems Co., Ltd.	1,201,156	31,223
	Nordic Semiconductor ASA[1]	1,677,583	28,098

American Funds Insurance Series	51

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Confluent, Inc., Class A1	1,096,085	$24,377
	PAR Technology Corp.[1,2]	837,615	21,837
	SUMCO Corp.	1,466,300	19,620
	ALTEN SA, non-registered shares	142,299	17,869
	Kingdee International Software Group Co., Ltd.[1]	7,337,224	15,619
	Extreme Networks, Inc.[1]	828,378	15,168
	BE Semiconductor Industries NV	235,536	14,308
	Smartsheet, Inc., Class A1	346,627	13,643
	Euronet Worldwide, Inc.[1]	144,187	13,608
	Ceridian HCM Holding, Inc.[1]	211,500	13,568
	Silicon Laboratories, Inc.[1]	95,000	12,889
	Tanla Platforms, Ltd.	1,477,291	12,708
	MACOM Technology Solutions Holdings, Inc.[1]	190,000	11,966
	Keywords Studios PLC	344,606	11,355
	Alphawave IP Group PLC[1,2]	8,897,291	10,900
	SHIFT, Inc.[1]	59,200	10,521
	SINBON Electronics Co., Ltd.	1,142,550	10,218
	OVH Groupe SAS[1,2]	591,394	10,169
	Qorvo, Inc.[1]	110,518	10,017
	Pegasystems, Inc.	288,141	9,866
	GitLab, Inc., Class A1,2	213,816	9,716
	SimCorp AS	139,192	9,512
	CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	8,988
	Aspen Technology, Inc.[1]	36,561	7,510
	Credo Technology Group Holding, Ltd.[1]	555,400	7,392
	INFICON Holding AG	7,397	6,462
	Cognex Corp.	116,600	5,493
	Bentley Systems, Inc., Class B	142,373	5,262
	Unity Software, Inc.[1,2]	183,231	5,239
	Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
	AvidXchange Holdings, Inc.[1]	489,768	4,868
	Topicus.com, Inc., subordinate voting shares[1]	87,540	4,596
	MongoDB, Inc., Class A1	23,300	4,586
	Truecaller AB, Class B1,2	1,289,744	4,044
	Linklogis, Inc., Class B1,2	6,753,115	3,482
	Softcat PLC	222,430	3,192
	Globant SA1	17,730	2,981
	Rapid7, Inc.[1]	71,250	2,421
	Kingboard Holdings, Ltd.	710,000	2,261
	TELUS International (Cda), Inc., subordinate voting shares[1,2]	102,669	2,032
	GlobalWafers Co., Ltd.	145,000	2,014
	LEM Holding SA	990	1,922
	Cvent Holding Corp.[1]	344,800	1,862
	HashiCorp, Inc., Class A1	54,600	1,493
	Bechtle AG, non-registered shares	40,616	1,437
	Marqeta, Inc., Class A1	212,881	1,301
	Semtech Corp.[1]	32,200	924
	Yotpo, Ltd.[1,3,4]	678,736	842

			550,394

Consumer discretionary 17.91%	Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	41,404
	Skechers USA, Inc., Class A1	700,000	29,365
	Five Below, Inc.[1]	165,181	29,216
	Thor Industries, Inc.	370,472	27,967
	Mattel, Inc.[1]	1,400,000	24,976
	Wyndham Hotels & Resorts, Inc.	332,330	23,698
	Entain PLC	1,424,930	22,847
	YETI Holdings, Inc.[1]	547,131	22,602
	NEXTAGE Co., Ltd.	1,036,500	19,999
	Domino’s Pizza Enterprises, Ltd.[2]	443,338	19,968
	Light & Wonder, Inc.[1]	299,658	17,560

52	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Asbury Automotive Group, Inc.[1]	97,426	$17,464
	Inchcape PLC	1,719,150	16,969
	Evolution AB	172,264	16,824
	DraftKings, Inc., Class A1,2	1,400,364	15,950
	Lands’ End, Inc.[1,5]	2,100,000	15,939
	Helen of Troy, Ltd.[1]	141,542	15,698
	TopBuild Corp.[1]	82,261	12,873
	WH Smith PLC	701,756	12,524
	Kindred Group PLC (SDR)	1,164,011	12,150
	Shoei Co., Ltd.	281,700	11,006
	Tongcheng Travel Holdings, Ltd.[1]	4,538,400	10,922
	Golden Entertainment, Inc.[1]	256,800	9,604
	Chervon Holdings, Ltd.[2]	1,635,700	9,023
	Musti Group OYJ	495,800	8,297
	MRF, Ltd.	7,160	7,650
	Tube Investments of India, Ltd.	204,200	6,852
	Melco International Development, Ltd.[1]	6,130,000	6,655
	Compagnie Plastic Omnium SA	337,633	4,898
	Zhongsheng Group Holdings, Ltd.	938,500	4,784
	Everi Holdings, Inc.[1]	330,000	4,736
	Leslie’s, Inc.[1]	353,358	4,315
	On Holding AG, Class A1	238,410	4,091
	Elior Group SA1,2	1,153,174	4,066
	Persimmon PLC	255,136	3,766
	Haichang Ocean Park Holdings, Ltd.[1]	17,691,000	3,617
	IDP Education, Ltd.	150,966	2,790
	Arco Platform, Ltd., Class A1,2	158,600	2,141
	DESCENTE, Ltd.	81,425	2,003

			527,209

Health care 17.06%	Insulet Corp.[1]	322,368	94,901
	Haemonetics Corp.[1]	960,147	75,516
	Globus Medical, Inc., Class A1	464,688	34,512
	Oak Street Health, Inc.[1]	1,542,490	33,179
	Integra LifeSciences Holdings Corp.[1]	527,958	29,603
	Max Healthcare Institute, Ltd.[1]	4,669,887	24,816
	CONMED Corp.	200,920	17,810
	CanSino Biologics, Inc., Class H	1,864,200	15,948
	Vaxcyte, Inc.[1]	274,959	13,184
	Ocumension Therapeutics[1]	9,650,966	12,105
	Hapvida Participações e Investimentos SA1	12,352,106	11,885
	Bachem Holding AG	135,555	11,823
	Angelalign Technology, Inc.	640,800	10,100
	ICON PLC[1]	46,061	8,947
	Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
	CompuGroup Medical SE & Co. KGaA	228,815	8,808
	Ambu AS, Class B, non-registered shares[1]	683,462	8,672
	Penumbra, Inc.[1]	36,200	8,053
	Netcare, Ltd.	8,818,088	7,527
	iRhythm Technologies, Inc.[1]	79,700	7,466
	Denali Therapeutics, Inc.[1]	257,903	7,172
	Encompass Health Corp.	117,866	7,050
	New Horizon Health, Ltd.[1]	3,007,844	6,730
	Medmix AG	324,953	6,200
	Health Catalyst, Inc.[1]	568,785	6,046
	Hypera SA, ordinary nominative shares	582,885	4,990
	Amplifon SpA	141,536	4,228
	The Ensign Group, Inc.	39,450	3,732
	Masimo Corp.[1]	23,687	3,505
	Amvis Holdings, Inc.	122,400	3,113
	Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series	53

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Gland Pharma, Ltd.[1]	90,000	$1,715
	Beam Therapeutics, Inc.[1]	22,757	890
	DiaSorin Italia SpA	292	41

			502,073

Financials 8.75%	Star Health & Allied Insurance Co., Ltd.[1]	6,037,336	41,333
	Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
	Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
	Independent Bank Group, Inc.	280,449	16,849
	Stifel Financial Corp.	271,050	15,821
	Glacier Bancorp, Inc.	286,088	14,139
	Fukuoka Financial Group, Inc.	572,200	13,049
	IIFL Finance, Ltd.	2,116,842	12,316
	IIFL Wealth Management, Ltd.	513,500	11,028
	Janus Henderson Group PLC	440,000	10,349
	Bridgepoint Group PLC	3,459,845	8,017
	Remgro, Ltd.	965,035	7,551
	Five-Star Business Finance, Ltd.[1]	993,023	7,268
	Patria Investments, Ltd., Class A	508,200	7,079
	Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
	SiriusPoint, Ltd.[1]	1,100,000	6,490
	Aavas Financiers, Ltd.[1]	272,734	6,072
	Eastern Bankshares, Inc.	278,164	4,798
	AU Small Finance Bank, Ltd.	483,716	3,809
	SouthState Corp.	46,350	3,539
	Allfunds Group PLC	470,000	3,284
	East West Bancorp, Inc.	49,700	3,275
	Capitec Bank Holdings, Ltd.	15,161	1,658
	PT Bank Raya Indonesia Tbk[1]	23,860,996	619

			257,359

Materials 3.56%	JSR Corp.	1,140,088	22,469
	LANXESS AG	441,240	17,807
	OZ Minerals, Ltd.	648,901	12,142
	Navin Fluorine International, Ltd.	175,000	8,586
	PI Industries, Ltd.	188,382	7,772
	Zeon Corp.	768,700	7,730
	Vidrala, SA, non-registered shares	64,918	5,581
	MMG, Ltd.[1]	14,608,000	3,728
	Materion Corp.	41,809	3,659
	Toyo Gosei Co., Ltd.[2]	63,400	3,485
	Recticel SA/NV	175,000	2,921
	Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
	Livent Corp.[1]	130,000	2,583
	Perimeter Solutions SA1,2	221,167	2,021
	Huhtamäki OYJ	42,500	1,455
	Covestro AG, non-registered shares	2,600	102

			104,865

Real estate 2.53%	Altus Group, Ltd.	551,189	21,999
	Embassy Office Parks REIT	4,939,400	20,043
	Macrotech Developers, Ltd.[1]	582,697	7,685
	JHSF Participações SA	5,823,950	5,537
	Mindspace Business Parks REIT	1,250,000	5,054
	ESR-Logos REIT	15,133,928	4,166

54	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
	Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
	Ayala Land, Inc.	3,718,100	2,069

			74,392

Energy 1.89%	Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
	Subsea 7 SA	1,050,980	12,088
	DT Midstream, Inc.	166,383	9,194
	Weatherford International[1]	82,600	4,206
	Worley, Ltd.	350,000	3,577
	Aegis Logistics, Ltd.	199,283	838
	Helmerich & Payne, Inc.	7,700	382

			55,703

Communication services 1.77%	JCDecaux SE1	976,059	18,563
	Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
	Rightmove PLC	816,439	5,055
	Bandwidth, Inc., Class A1	206,800	4,746
	VTEX, Class A1	993,126	3,724
	Trustpilot Group PLC[1]	2,966,832	3,473

			52,175

Utilities 1.62%	ACEN Corp.	143,954,250	19,747
	ENN Energy Holdings, Ltd.	1,205,597	16,819
	Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
	Neoenergia SA	1,442,015	4,220
	SembCorp Industries, Ltd.	282,600	712

			47,631

Consumer staples 1.54%	Grocery Outlet Holding Corp.[1]	621,782	18,150
	Shop Apotheke Europe NV, non-registered shares[1]	169,500	8,003
	Monde Nissin Corp.	39,914,950	7,960
	Scandinavian Tobacco Group A/S	305,111	5,352
	AAK AB	223,527	3,819
	Hilton Food Group PLC	250,077	1,688
	Zur Rose Group AG1,2	9,250	257

			45,229

	Total common stocks (cost: $2,451,546,000)		2,825,266

Preferred securities 0.87%
Information technology 0.62%	SmartHR, Inc., Series D, preferred shares[1,3,4]	3,006	10,752
	Yotpo, Ltd., Series F, preferred shares[1,3,4]	2,158,609	2,677
	Yotpo, Ltd., Series B, preferred shares[1,3,4]	287,894	357
	Yotpo, Ltd., Series C, preferred shares[1,3,4]	274,070	340
	Yotpo, Ltd., Series A-1, preferred shares[1,3,4]	183,819	228
	Yotpo, Ltd., Series A, preferred shares[1,3,4]	89,605	111
	Yotpo, Ltd., Series C-1, preferred shares[1,3,4]	75,980	94
	Yotpo, Ltd., Series D, preferred shares[1,3,4]	42,368	52
	Yotpo, Ltd., Series B-1, preferred shares[1,3,4]	33,838	42
	Outreach Corp., Series G, preferred shares[1,3,4]	154,354	3,603

			18,256

American Funds Insurance Series	55

Global Small Capitalization Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Industrials 0.24%	Azul SA (ADR), preferred nominative shares[1,2]	1,128,836	$6,897
	Azul SA, preferred nominative shares[1]	109,500	229

			7,126

Health care 0.01%	PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4]	2,931,405	196

	Total preferred securities (cost: $45,236,000)		25,578

Rights & warrants 0.34%
Information technology 0.34%	OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/2023[1,6]	526,700	10,007

	Total rights & warrants (cost: $18,773,000)		10,007

Short-term securities 5.05%

Money market investments 3.25%
	Capital Group Central Cash Fund 4.31%[5,7]	958,183	95,809

Money market investments purchased with collateral from securities on loan 1.80%
	Capital Group Central Cash Fund 4.31%[5,7,8]	232,377	23,235
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	18,552,259	18,553
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	10,793,666	10,794
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[7,8]	271,134	271

			52,853

	Total short-term securities (cost: $148,644,000)		148,662

	Total investment securities 102.26% (cost: $2,664,199,000)		3,009,513
	Other assets less liabilities (2.26)%		(66,610)

	Net assets 100.00%		$2,942,903

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.[1]	$41,223	$—	$—		$—	$(25,284)	$15,939	$—

Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[7]	203,087	779,439	886,686		(30)	(1)	95,809	3,871
Money market investments purchased with collateral from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%[7,8]	32,260		9,025	[9]			23,235	—	[10]

Total short-term securities							119,044

Total 4.58%					$(30)	$(25,285)	$134,983	$3,871

56	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418	.86%
SmartHR, Inc., Series D, preferred shares[1,3]	5/28/2021	14,344	10,752	.37
Yotpo, Ltd., Series F, preferred shares[1,3]	2/25/2021	4,748	2,677	.09
Yotpo, Ltd.[1,3]	3/16/2021	1,418	842	.03
Yotpo, Ltd., Series B, preferred shares[1,3]	3/16/2021	602	357	.01
Yotpo, Ltd., Series C, preferred shares[1,3]	3/16/2021	573	340	.01
Yotpo, Ltd., Series A-1, preferred shares[1,3]	3/16/2021	384	228	.01
Yotpo, Ltd., Series A, preferred shares[1,3]	3/16/2021	187	111	.01
Yotpo, Ltd., Series C-1, preferred shares[1,3]	3/16/2021	159	94	.00
Yotpo, Ltd., Series D, preferred shares[1,3]	3/16/2021	89	52	.00
Yotpo, Ltd., Series B-1, preferred shares[1,3]	3/16/2021	71	42	.00
Outreach Corp., Series G, preferred shares[1,3]	5/27/2021	4,517	3,603	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3]	2/7/2020	6,000	196	.01

Total		$41,372	$44,712	1.52%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.

[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%		Shares	Value (000)
Information technology 20.03%	Microsoft Corp.	6,282,998	$1,506,789
	Broadcom, Inc.	1,265,075	707,341
	ASML Holding NV	736,108	398,458
	ASML Holding NV (New York registered) (ADR)	189,937	103,781
	Visa, Inc., Class A	1,198,388	248,977
	Apple, Inc.	1,694,416	220,156
	Mastercard, Inc., Class A	566,983	197,157
	Fiserv, Inc.[1]	1,615,000	163,228
	Synopsys, Inc.[1]	467,600	149,300
	Motorola Solutions, Inc.	510,100	131,458
	Shopify, Inc., Class A, subordinate voting shares[1]	3,665,992	127,247
	Applied Materials, Inc.	1,199,328	116,791
	Wolfspeed, Inc.[1]	1,655,641	114,305
	RingCentral, Inc., Class A1	3,132,381	110,886
	ServiceNow, Inc.[1]	269,875	104,784
	Salesforce, Inc.[1]	787,000	104,348
	Micron Technology, Inc.	2,048,078	102,363
	NVIDIA Corp.	665,500	97,256
	Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
	Cloudflare, Inc., Class A1	1,858,800	84,036
	Amadeus IT Group SA, Class A, non-registered shares[1]	1,612,361	83,150
	Genpact, Ltd.	1,524,231	70,602
	Keyence Corp.	165,500	64,794
	Fidelity National Information Services, Inc.	884,718	60,028
	Toast, Inc., Class A1	3,143,518	56,678
	CDW Corp.	311,859	55,692
	MongoDB, Inc., Class A1	279,700	55,056
	SAP SE	477,361	49,263
	Constellation Software, Inc.	31,255	48,798
	GoDaddy, Inc., Class A1	645,081	48,265
	Samsung Electronics Co., Ltd.	1,085,000	47,846
	Unity Software, Inc.[1,2]	1,660,000	47,459
	Ceridian HCM Holding, Inc.[1]	712,011	45,676
	Trimble, Inc.[1]	840,920	42,517
	Concentrix Corp.	305,551	40,687
	Block, Inc., Class A1	635,970	39,964
	DocuSign, Inc.[1]	718,524	39,821
	Bill.com Holdings, Inc.[1]	358,729	39,087
	MicroStrategy, Inc., Class A1	236,458	33,475
	NetApp, Inc.	527,540	31,684
	Silicon Laboratories, Inc.[1]	231,815	31,450
	MKS Instruments, Inc.	360,705	30,563
	Intel Corp.	1,136,000	30,025
	Smartsheet, Inc., Class A1	729,700	28,721
	Adobe, Inc.[1]	69,034	23,232
	VeriSign, Inc.[1]	110,053	22,609
	Ciena Corp.[1]	416,000	21,208
	Nuvei Corp., subordinate voting shares[1]	806,616	20,499
	Intuit, Inc.	52,500	20,434
	TE Connectivity, Ltd.	156,600	17,978
	Alteryx, Inc., Class A1	286,092	14,496
	Enphase Energy, Inc.[1]	45,303	12,004
	TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	10,564
	Globant SA1	57,138	9,608
	Kulicke and Soffa Industries, Inc.	151,860	6,721
	Stripe, Inc., Class B1,3,4	168,598	4,704

			6,189,159

58	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care 17.31%	Regeneron Pharmaceuticals, Inc.[1]	1,123,014	$810,243
	UnitedHealth Group, Inc.	1,508,620	799,840
	Intuitive Surgical, Inc.[1]	2,058,000	546,090
	Alnylam Pharmaceuticals, Inc.[1]	2,075,046	493,135
	Centene Corp.[1]	3,895,936	319,506
	Thermo Fisher Scientific, Inc.	532,200	293,077
	Vertex Pharmaceuticals, Inc.[1]	879,601	254,011
	Seagen, Inc.[1]	1,746,784	224,479
	Moderna, Inc.[1]	1,200,000	215,544
	NovoCure, Ltd.[1]	2,388,098	175,167
	Eli Lilly and Company	463,663	169,627
	Pfizer, Inc.	1,675,000	85,827
	CVS Health Corp.	909,400	84,747
	Horizon Therapeutics PLC[1]	689,825	78,502
	AstraZeneca PLC	550,784	74,750
	Edwards Lifesciences Corp.[1]	906,411	67,627
	Danaher Corp.	216,235	57,393
	Molina Healthcare, Inc.[1]	145,723	48,121
	Abbott Laboratories	426,712	46,849
	Verily Life Sciences, LLC[1,3,4]	300,178	45,222
	Zimmer Biomet Holdings, Inc.	353,900	45,122
	Ascendis Pharma A/S (ADR)[1]	364,721	44,543
	Zoetis, Inc., Class A	297,320	43,572
	Mettler-Toledo International, Inc.[1]	26,000	37,582
	Humana, Inc.	65,982	33,795
	Align Technology, Inc.[1]	160,000	33,744
	Karuna Therapeutics, Inc.[1]	170,239	33,452
	Guardant Health, Inc.[1]	1,166,810	31,737
	Novo Nordisk A/S, Class B	225,077	30,475
	Catalent, Inc.[1]	409,100	18,414
	Oak Street Health, Inc.[1]	806,352	17,345
	Exact Sciences Corp.[1]	341,000	16,883
	DexCom, Inc.[1]	148,800	16,850
	Pacific Biosciences of California, Inc.[1]	1,613,190	13,196
	CRISPR Therapeutics AG1	262,678	10,678
	Galapagos NV1	231,294	10,259
	R1 RCM, Inc.[1]	912,865	9,996
	Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,472
	Fate Therapeutics, Inc.[1]	233,700	2,358
	Biohaven, Ltd.[1]	65,550	910
	Sana Biotechnology, Inc.[1,2]	179,600	710

			5,348,850

Consumer discretionary 16.94%	Tesla, Inc.[1]	10,830,000	1,334,039
	D.R. Horton, Inc.	5,494,844	489,810
	Amazon.com, Inc.[1]	4,125,222	346,519
	Home Depot, Inc.	1,031,000	325,652
	Dollar Tree Stores, Inc.[1]	1,965,915	278,059
	Las Vegas Sands Corp.[1]	5,500,000	264,385
	LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
	Chipotle Mexican Grill, Inc.[1]	120,100	166,637
	Dollar General Corp.	657,120	161,816
	Target Corp.	1,030,200	153,541
	Hermès International	94,901	146,446
	Burlington Stores, Inc.[1]	664,250	134,683
	Royal Caribbean Cruises, Ltd.[1]	2,282,305	112,814
	Aramark	2,454,864	101,484
	DoorDash, Inc., Class A1	2,000,000	97,640
	Etsy, Inc.[1]	770,678	92,312
	Airbnb, Inc., Class A1	1,044,500	89,305
	NVR, Inc.[1]	18,380	84,779

American Funds Insurance Series	59

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	NIKE, Inc., Class B	543,416	$63,585
	Norwegian Cruise Line Holdings, Ltd.[1,2]	5,159,551	63,153
	Darden Restaurants, Inc.	387,870	53,654
	O’Reilly Automotive, Inc.[1]	63,500	53,596
	Booking Holdings, Inc.[1]	25,450	51,289
	Salvatore Ferragamo SpA	2,174,477	38,488
	Toll Brothers, Inc.	744,683	37,175
	YUM! Brands, Inc.	275,700	35,312
	Floor & Decor Holdings, Inc., Class A1	420,000	29,245
	Polaris, Inc.	280,000	28,280
	adidas AG	200,959	27,433
	Caesars Entertainment, Inc.[1]	653,214	27,174
	Adient PLC[1]	722,000	25,046
	VF Corp.	872,859	24,100
	General Motors Company	660,000	22,202
	LGI Homes, Inc.[1]	181,100	16,770
	YETI Holdings, Inc.[1]	405,000	16,730
	Hilton Worldwide Holdings, Inc.	100,828	12,741

			5,233,271

Communication services 12.87%	Meta Platforms, Inc., Class A1	9,903,206	1,191,752
	Netflix, Inc.[1]	3,896,520	1,149,006
	Alphabet, Inc., Class C1	5,949,690	527,916
	Alphabet, Inc., Class A1	2,232,320	196,958
	Charter Communications, Inc., Class A1	469,410	159,177
	Verizon Communications, Inc.	3,720,000	146,568
	Take-Two Interactive Software, Inc.[1]	1,177,716	122,635
	Snap, Inc., Class A, nonvoting shares[1]	11,280,711	100,962
	Frontier Communications Parent, Inc.[1]	3,168,010	80,721
	T-Mobile US, Inc.[1]	543,849	76,139
	Comcast Corp., Class A	1,822,263	63,724
	Pinterest, Inc., Class A1	1,752,664	42,555
	Electronic Arts, Inc.	304,581	37,214
	Iridium Communications, Inc.[1]	604,439	31,068
	Tencent Holdings, Ltd.	605,000	25,714
	ZoomInfo Technologies, Inc.[1]	785,400	23,648

			3,975,757

Industrials 10.90%	Uber Technologies, Inc.[1]	14,666,767	362,709
	TransDigm Group, Inc.	562,400	354,115
	Carrier Global Corp.	7,599,761	313,490
	Jacobs Solutions, Inc.	2,554,200	306,683
	Delta Air Lines, Inc.[1]	7,215,000	237,085
	United Rentals, Inc.[1]	462,000	164,204
	Caterpillar, Inc.	676,300	162,014
	Waste Connections, Inc.	1,101,159	145,970
	MTU Aero Engines AG	541,769	117,261
	General Electric Co.	1,368,072	114,631
	Airbus SE, non-registered shares	955,893	113,658
	Ryanair Holdings PLC (ADR)[1]	1,500,325	112,164
	Ryanair Holdings PLC[1]	96,554	1,264
	Robert Half International, Inc.	1,323,800	97,736
	Old Dominion Freight Line, Inc.	329,800	93,591
	Boeing Company[1]	395,000	75,243
	United Airlines Holdings, Inc.[1]	1,695,914	63,936
	Middleby Corp.[1]	449,500	60,188
	Axon Enterprise, Inc.[1]	347,957	57,736
	Equifax, Inc.	290,691	56,499
	Northrop Grumman Corp.	98,700	53,852
	Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Canadian Pacific Railway, Ltd.	496,000	$36,997
	AMETEK, Inc.	253,600	35,433
	Rockwell Automation	129,246	33,290
	HEICO Corp.	195,000	29,960
	Advanced Drainage Systems, Inc.	350,426	28,724
	ITT, Inc.	343,000	27,817
	Armstrong World Industries, Inc.	374,203	25,666
	Safran SA	185,870	23,227
	Saia, Inc.[1]	75,433	15,817

			3,368,401

Energy 5.92%	Halliburton Company	12,143,661	477,853
	Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
	Schlumberger, Ltd.	2,340,000	125,096
	Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
	Permian Resources Corp., Class A	11,260,000	105,844
	Tourmaline Oil Corp.	1,838,700	92,777
	TotalEnergies SE	1,469,000	91,688
	EQT Corp.	2,268,000	76,726
	Pioneer Natural Resources Company	328,000	74,912
	EOG Resources, Inc.	466,699	60,447
	ConocoPhillips	472,041	55,701
	MEG Energy Corp.[1]	3,810,000	53,042
	Hess Corp.	354,000	50,204
	Coterra Energy, Inc.	1,275,197	31,332
	Range Resources Corp.	907,000	22,693
	Suncor Energy, Inc.	540,794	17,154
	Equitrans Midstream Corp.	936,942	6,278

			1,829,309

Financials 5.82%	Bank of America Corp.	14,780,700	489,537
	Capital One Financial Corp.	1,399,000	130,051
	First Republic Bank	943,211	114,968
	KKR & Co., Inc.	2,409,043	111,828
	Apollo Asset Management, Inc.	1,557,942	99,381
	T. Rowe Price Group, Inc.	642,000	70,017
	MSCI, Inc.	146,390	68,096
	Marsh & McLennan Companies, Inc.	403,461	66,765
	Western Alliance Bancorporation	1,071,775	63,835
	Wells Fargo & Company	1,511,200	62,397
	Blackstone, Inc., nonvoting shares	738,000	54,752
	Signature Bank	446,233	51,415
	S&P Global, Inc.	141,000	47,227
	Aon PLC, Class A	155,700	46,732
	JPMorgan Chase & Co.	313,702	42,067
	Morgan Stanley	426,474	36,259
	Progressive Corp.	265,951	34,496
	Blue Owl Capital, Inc., Class A	2,891,712	30,652
	Arch Capital Group, Ltd.[1]	458,700	28,797
	Goldman Sachs Group, Inc.	74,300	25,513
	Tradeweb Markets, Inc., Class A	390,000	25,323
	Ares Management Corp., Class A	310,500	21,251
	SVB Financial Group[1]	87,300	20,091
	Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
	Brookfield Corp., Class A	585,103	18,407
	Trupanion, Inc.[1,2]	287,655	13,672
	Brookfield Asset Management, Ltd., Class A	146,275	4,194

			1,796,618

American Funds Insurance Series	61

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Materials 3.15%	Silgan Holdings, Inc.	2,858,000	$ 148,159
	Wheaton Precious Metals Corp.	3,674,000	143,580
	Linde PLC	373,860	121,946
	Grupo México, SAB de CV, Series B	25,356,800	89,018
	Barrick Gold Corp.	4,058,000	69,716
	CF Industries Holdings, Inc.	743,000	63,304
	ATI, Inc.[1]	2,070,860	61,836
	Royal Gold, Inc.	517,000	58,276
	Franco-Nevada Corp.	390,000	53,163
	Nutrien, Ltd. (CAD denominated)	665,949	48,618
	Steel Dynamics, Inc.	394,900	38,582
	Albemarle Corp.	144,809	31,403
	Mosaic Co.	678,459	29,764
	Summit Materials, Inc., Class A	570,855	16,206

			973,571

Consumer staples 2.28%	Costco Wholesale Corp.	253,000	115,494
	British American Tobacco PLC	2,768,763	109,850
	Performance Food Group Co.[1]	1,743,000	101,774
	Constellation Brands, Inc., Class A	334,017	77,408
	Archer Daniels Midland Company	784,800	72,869
	Altria Group, Inc.	1,440,000	65,822
	Monster Beverage Corp.[1]	577,600	58,644
	Estée Lauder Companies, Inc., Class A	211,111	52,379
	Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
	Philip Morris International, Inc.	201,113	20,355

			705,941

Utilities 0.79%	PG&E Corp.[1]	9,227,065	150,032
	AES Corp.	1,085,884	31,230
	CenterPoint Energy, Inc.	953,746	28,603
	Constellation Energy Corp.	242,227	20,882
	Edison International	199,191	12,673

			243,420

Real estate 0.11%	Equinix, Inc. REIT	51,784	33,920

	Total common stocks (cost: $20,777,099,000)		29,698,217

Preferred securities 0.19%
Information technology 0.16%	PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,501
	Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
	Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,385
	Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,469

			49,721

Industrials 0.03%	ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	5,775
	Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640

			8,415

	Total preferred securities (cost: $68,091,000)		58,136

62	American Funds Insurance Series

Growth Fund  (continued)

Convertible stocks 0.03%		Shares	Value (000)
Financials 0.03%	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	125,800	$7,202

	Total convertible stocks (cost: $7,758,000)		7,202

Convertible bonds & notes 0.02%		Principal amount (000)
Consumer staples 0.01%	JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD46,459	4,646

Industrials 0.01%	Einride AB, convertible notes, 7.00% 2/1/2023[3,4]	2,500	2,500

	Total convertible bonds & notes (cost: $46,042,000)		7,146

Bonds, notes & other debt instruments 0.05%

Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]	19,060	15,245

	Total bonds, notes & other debt instruments (cost: $14,159,000)		15,245

Short-term securities 3.86%		Shares

Money market investments 3.70%
	Capital Group Central Cash Fund 4.31%[7,8]	11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%
	Capital Group Central Cash Fund 4.31%[7,8,9]	244,125	24,410
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	13,667,057	13,667
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	12,203,079	12,203

			50,280

	Total short-term securities (cost: $1,192,617,000)		1,192,835

	Total investment securities 100.27% (cost: $22,105,766,000)		30,978,781
	Other assets less liabilities (0.27)%		(82,433)

	Net assets 100.00%		$30,896,348

Investments in affiliates[8]

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7]	$1,610,187	$4,675,615		$5,142,944	$(325)	$22	$1,142,555	$22,361

Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%[7,9]	20,304	4,106	[10]				24,410	—	[11]

Total 3.78%					$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series	63

Growth Fund  (continued)

Restricted securities[4]
	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Verily Life Sciences, LLC[1,3]	12/21/2018	$37,000	$45,222	.14%
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,501	.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,469	.00
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	5,775	.02
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
Einride AB, convertible notes, 7.00% 2/1/2023[3]	1/7/2022	2,500	2,500	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-11/3/2022	43,542	4,646	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,385	.01

Total		$135,750	$93,842	.30%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented ..18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%		Shares	Value (000)
Industrials 16.64%	Recruit Holdings Co., Ltd.	7,310,189	$232,492
	Airbus SE, non-registered shares	1,657,958	197,135
	Safran SA	718,500	89,786
	Melrose Industries PLC	36,613,980	59,524
	Siemens AG	418,132	58,034
	MTU Aero Engines AG	229,720	49,721
	Ashtead Group PLC	645,000	36,847
	DSV A/S	230,223	36,515
	NIBE Industrier AB, Class B	3,878,804	36,271
	Thales SA	271,438	34,700
	Techtronic Industries Co., Ltd.	2,724,000	30,332
	Legrand SA	358,100	28,833
	International Container Terminal Services, Inc.	7,953,240	28,625
	Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
	ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
	Diploma PLC	540,545	18,165
	Rumo SA	5,039,366	17,763
	Grab Holdings, Ltd., Class A1	5,356,295	17,247
	Brenntag SE	259,299	16,578
	CCR SA, ordinary nominative shares	5,580,000	11,435
	SMC Corp.	26,900	11,385
	Airports of Thailand PCL, foreign registered shares[1]	5,078,900	11,000
	Kingspan Group PLC	153,796	8,281
	Larsen & Toubro, Ltd.	327,351	8,232
	Bureau Veritas SA	292,900	7,709
	AB Volvo, Class B	396,824	7,185
	LIXIL Corp.	441,700	6,731
	Fluidra, SA, non-registered shares	432,985	6,715
	BAE Systems PLC	617,024	6,377
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578

			1,118,124

Information technology 13.74%	SK hynix, Inc.	3,255,725	195,968
	Shopify, Inc., Class A, subordinate voting shares[1]	4,215,370	146,315
	ASML Holding NV	210,218	113,792
	Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
	Nice, Ltd. (ADR)[1]	432,150	83,102
	Fujitsu, Ltd.	437,900	57,990
	Lasertec Corp.	320,511	53,238
	Samsung Electronics Co., Ltd.	631,500	27,848
	NXP Semiconductors NV	173,200	27,371
	Disco Corp.	65,800	18,915
	Atlassian Corp., Class A1	107,001	13,769
	OBIC Co., Ltd.	83,700	12,374
	Constellation Software, Inc.	7,730	12,069
	TELUS International (Cda), Inc., subordinate voting shares[1]	526,752	10,424
	Suse SA1,2	576,586	10,410
	Kingdee International Software Group Co., Ltd.[1]	4,786,000	10,188
	Dassault Systemes SE	277,000	9,991
	ASM International NV	25,152	6,368
	Infosys, Ltd.	329,392	5,967
	Tata Consultancy Services, Ltd.	113,863	4,483
	Canva, Inc.[1,3,4]	4,819	4,282
	PagSeguro Digital, Ltd., Class A1	426,548	3,728

			923,342

Health care 12.52%	Daiichi Sankyo Company, Ltd.	9,749,808	312,457
	Novo Nordisk A/S, Class B	1,255,260	169,962
	Olympus Corp.	5,808,100	102,662
	Bayer AG	841,261	43,436

American Funds Insurance Series	65

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Siemens Healthineers AG	833,668	$41,705
	Grifols, SA, Class A, non-registered shares[1]	2,789,283	32,345
	Grifols, SA, Class B (ADR)[1]	793,690	6,747
	WuXi Biologics (Cayman), Inc.[1]	2,504,066	19,224
	HOYA Corp.	198,300	19,187
	M3, Inc.	644,835	17,566
	EssilorLuxottica	80,200	14,604
	Insulet Corp.[1]	46,653	13,734
	Takeda Pharmaceutical Company, Ltd.	361,300	11,285
	Hapvida Participações e Investimentos SA1	8,863,653	8,528
	Ambu AS, Class B, non-registered shares[1]	662,880	8,411
	Eurofins Scientific SE, non-registered shares	98,473	7,091
	WuXi AppTec Co., Ltd., Class A	288,960	3,345
	WuXi AppTec Co., Ltd., Class H	312,000	3,297
	bioMérieux SA	58,300	6,131

			841,717

Materials 10.64%	First Quantum Minerals, Ltd.	10,951,800	228,823
	Fortescue Metals Group, Ltd.	12,796,750	178,403
	Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
	Vale SA, ordinary nominative shares	770,681	12,974
	Shin-Etsu Chemical Co., Ltd.	563,500	68,654
	JSR Corp.	1,681,700	33,144
	Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
	Wacker Chemie AG	147,773	18,887
	Linde PLC	35,287	11,510
	Koninklijke DSM NV	93,550	11,469
	BASF SE	136,760	6,789
	Yunnan Energy New Material Co., Ltd., Class A	19,136	362

			714,773

Energy 10.48%	Reliance Industries, Ltd.	9,393,560	288,158
	Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
	Neste OYJ	1,756,952	81,150
	Woodside Energy Group, Ltd.	3,071,566	74,317
	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
	TotalEnergies SE	1,147,298	71,609
	Shell PLC (GBP denominated)	573,839	16,307
	Cenovus Energy, Inc. (CAD denominated)	725,880	14,084

			703,998

Consumer discretionary 9.06%	MercadoLibre, Inc.[1]	128,451	108,700
	Evolution AB	960,556	93,812
	Sony Group Corp.	920,500	70,194
	Galaxy Entertainment Group, Ltd.	9,204,000	60,944
	LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
	Flutter Entertainment PLC[1]	313,163	42,911
	Ferrari NV (EUR denominated)	177,292	37,933
	Kering SA	70,951	36,312
	Maruti Suzuki India, Ltd.	303,300	30,675
	Entain PLC	1,832,094	29,375
	Coupang, Inc., Class A1	1,304,214	19,185
	Mercedes-Benz Group AG	136,786	8,976
	InterContinental Hotels Group PLC	155,468	8,949
	Aptiv PLC[1]	84,000	7,823

			608,588

66	American Funds Insurance Series

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials 9.05%	Kotak Mahindra Bank, Ltd.	7,207,964	$158,591
	AIA Group, Ltd.	12,210,576	134,524
	Aegon NV	12,263,736	62,212
	HDFC Bank, Ltd.	2,216,455	43,632
	HDFC Bank, Ltd. (ADR)	207,750	14,212
	Nu Holdings, Ltd., Class A1	8,115,368	33,030
	Bajaj Finance, Ltd.	396,342	31,369
	ING Groep NV	2,331,678	28,447
	Axis Bank, Ltd.	1,917,190	21,549
	FinecoBank SpA	1,211,135	20,184
	Futu Holdings, Ltd. (ADR)[1]	375,890	15,280
	China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
	B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
	Allfunds Group PLC	1,266,915	8,853
	Bajaj Finserv, Ltd.	325,950	6,074
	XP, Inc., Class A1	292,000	4,479

			608,098

Communication services 6.20%	Sea, Ltd., Class A (ADR)[1]	3,557,478	185,096
	Bharti Airtel, Ltd.	12,732,125	123,766
	Bharti Airtel, Ltd., interim shares	836,308	4,373
	Universal Music Group NV	1,717,633	41,462
	Informa PLC	3,630,108	27,216
	Ubisoft Entertainment SA1	518,403	14,715
	Singapore Telecommunications, Ltd.	5,800,500	11,136
	Vivendi SE	907,392	8,683
	Yandex NV, Class A1,3	313,000	—	[5]

			416,447

Consumer staples 4.31%	Kweichow Moutai Co., Ltd., Class A	224,223	55,485
	Danone SA	878,392	46,277
	Seven & i Holdings Co., Ltd.	984,200	42,102
	Treasury Wine Estates, Ltd.	4,139,490	38,250
	British American Tobacco PLC	911,000	36,144
	Kobe Bussan Co., Ltd.	754,900	21,791
	CP ALL PCL, foreign registered shares	9,053,300	17,849
	Nestlé SA	78,463	9,061
	Dabur India, Ltd.	933,875	6,324
	Shiseido Company, Ltd.	122,000	6,012
	Essity Aktiebolag, Class B	211,237	5,544
	Pernod Ricard SA	22,974	4,516
	Diageo PLC	13,194	583

			289,938

Utilities 1.77%	ENN Energy Holdings, Ltd.	8,532,700	119,038

Real estate 0.58%	ESR Group, Ltd.	14,852,600	31,175
	Ayala Land, Inc.	14,181,500	7,891

			39,066

	Total common stocks (cost: $5,702,657,000)		6,383,129

Preferred securities 0.79%
Health care 0.29%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	19,221

American Funds Insurance Series	67

International Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Energy 0.20%	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829

Financials 0.16%	Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635

Consumer discretionary 0.13%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	88,248	8,953

Information technology 0.01%	Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	375
	Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	16
	Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1

			392

	Total preferred securities (cost: $78,028,000)		53,030

Rights & warrants 0.13%
Health care 0.13%	WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,6]	729,706	8,446

	Total rights & warrants (cost: $8,772,000)		8,446

Short-term securities 4.57%
Money market investments 4.55%
	Capital Group Central Cash Fund 4.31%[7,8]	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	603,851	604
	Capital Group Central Cash Fund 4.31%[7,8,9]	4,223	422
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	420,189	420

			1,446

	Total short-term securities (cost: $307,420,000)		307,469

	Total investment securities 100.48% (cost: $6,096,877,000)		6,752,074
	Other assets less liabilities (0.48)%		(32,493)

	Net assets 100.00%		$6,719,581

68	American Funds Insurance Series

International Fund  (continued)

Investments in affiliates[8]

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7]	$977,398	$1,494,158	$2,165,364		$(112)	$(57)	$306,023	$9,392

Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,9]	34,059		33,637	[10]			422	—	[11]

Total 4.56%					$(112)	$(57)	$306,445	$9,392

Restricted securities[4]
	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$4,282	.06%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	375	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	16	.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00

Total		$8,967	$4,674	.07%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented ..02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.

[5]	Amount less than one thousand.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented .13% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%		Shares	Value (000)
Information technology 14.17%	Microsoft Corp.	343,380	$82,348
	Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
	Broadcom, Inc.	50,719	28,359
	ASML Holding NV	52,210	28,261
	Micron Technology, Inc.	505,143	25,247
	Wolfspeed, Inc.[1]	312,105	21,548
	Mastercard, Inc., Class A	47,073	16,369
	Apple, Inc.	114,398	14,864
	Tata Consultancy Services, Ltd.	274,095	10,793
	Visa, Inc., Class A	50,545	10,501
	Keyence Corp.	23,700	9,279
	Infosys, Ltd. (ADR)	342,942	6,176
	Infosys, Ltd.	131,247	2,378
	SAP SE	70,089	7,233
	Silergy Corp.	459,376	6,514
	Synopsys, Inc.[1]	20,004	6,387
	TELUS International (Cda), Inc., subordinate voting shares[1]	321,870	6,370
	Samsung Electronics Co., Ltd.	143,145	6,312
	NVIDIA Corp.	42,638	6,231
	EPAM Systems, Inc.[1]	18,611	6,100
	PagSeguro Digital, Ltd., Class A1	674,012	5,891
	Edenred SA	100,382	5,462
	Accenture PLC, Class A	20,142	5,375
	Network International Holdings PLC[1]	1,472,831	5,275
	Nokia Corp.	1,113,649	5,174
	Tokyo Electron, Ltd.	15,700	4,664
	Nice, Ltd. (ADR)[1]	23,806	4,578
	Kingdee International Software Group Co., Ltd.[1]	2,128,000	4,530
	Lasertec Corp.	27,100	4,501
	Amadeus IT Group SA, Class A, non-registered shares[1]	70,704	3,646
	Applied Materials, Inc.	36,011	3,507
	MediaTek, Inc.	142,000	2,884
	ASM International NV	10,858	2,749
	SK hynix, Inc.	41,006	2,468
	Trimble, Inc.[1]	41,404	2,093
	Logitech International SA	31,053	1,927
	Euronet Worldwide, Inc.[1]	19,369	1,828
	KLA Corp.	4,743	1,788
	Coforge, Ltd.	33,028	1,544
	Cognizant Technology Solutions Corp., Class A	25,905	1,482
	Globant SA1	8,094	1,361
	Hamamatsu Photonics KK	25,400	1,222
	Hundsun Technologies, Inc., Class A	198,090	1,153
	Atlassian Corp., Class A1	8,731	1,124
	VeriSign, Inc.[1]	4,446	913
	MKS Instruments, Inc.	8,486	719
	StoneCo, Ltd., Class A1	67,249	635
	Autodesk, Inc.[1]	3,359	628
	Disco Corp.	2,100	604
	Advanced Micro Devices, Inc.[1]	8,455	548
	Canva, Inc.[1,2,3]	385	342
	Intel Corp.	3,575	95

			436,824

Financials 13.94%	Kotak Mahindra Bank, Ltd.	2,819,943	62,045
	AIA Group, Ltd.	4,251,600	46,840
	Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
	HDFC Bank, Ltd.	1,423,436	28,021
	B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
	Capitec Bank Holdings, Ltd.	206,384	22,575
	Bajaj Finance, Ltd.	215,621	17,066

70	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	ICICI Bank, Ltd.	967,310	$ 10,368
	ICICI Bank, Ltd. (ADR)	290,583	6,361
	AU Small Finance Bank, Ltd.	1,923,084	15,145
	Bank Central Asia Tbk PT	20,947,600	11,484
	UniCredit SpA	750,471	10,672
	Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
	Nu Holdings, Ltd., Class A1	2,383,890	9,702
	Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
	XP, Inc., Class A1	602,058	9,236
	China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
	Discovery, Ltd.[1]	1,031,032	7,486
	Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
	Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
	Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
	Bank of Baroda	2,476,327	5,528
	Moody’s Corp.	17,666	4,922
	United Overseas Bank, Ltd.	191,900	4,401
	Canara Bank	1,094,165	4,386
	Erste Group Bank AG	135,838	4,332
	East Money Information Co., Ltd., Class A	1,416,356	3,955
	Alpha Services and Holdings SA1	3,535,444	3,772
	Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
	Bajaj Finserv, Ltd.	176,756	3,294
	Standard Bank Group, Ltd.	330,214	3,261
	Aon PLC, Class A	10,455	3,138
	DBS Group Holdings, Ltd.	122,873	3,111
	Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
	China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
	Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
	Bank of Ningbo Co., Ltd., Class A	498,700	2,329
	S&P Global, Inc.	6,883	2,305
	National Bank of Greece SA1	482,747	1,931
	Piramal Enterprises, Ltd.	169,260	1,690
	Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,294,654	1,515
	Lufax Holding, Ltd. (ADR)	751,404	1,458
	China Construction Bank Corp., Class H	2,110,000	1,322
	TISCO Financial Group PCL, foreign registered shares	343,800	983
	Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
	HDFC Life Insurance Company, Ltd.	23,813	162
	Moscow Exchange MICEX-RTS PJSC[1,2]	438,203	—	[4]
	Sberbank of Russia PJSC[1,2]	2,662,164	—	[4]

			429,885

Health care 13.14%	Novo Nordisk A/S, Class B	469,272	63,539
	Thermo Fisher Scientific, Inc.	72,737	40,056
	Eli Lilly and Company	98,730	36,119
	AstraZeneca PLC	199,832	27,120
	Max Healthcare Institute, Ltd.[1]	4,642,420	24,670
	PerkinElmer, Inc.	129,804	18,201
	Abbott Laboratories	165,381	18,157
	BeiGene, Ltd. (ADR)[1]	65,681	14,446
	BeiGene, Ltd.[1]	44,100	753
	Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
	EssilorLuxottica	72,078	13,125
	Danaher Corp.	48,758	12,941
	Rede D’Or Sao Luiz SA	1,633,717	9,153
	Hypera SA, ordinary nominative shares	1,024,373	8,770
	Pfizer, Inc.	167,880	8,602
	Laurus Labs, Ltd.	1,901,101	8,597
	WuXi Biologics (Cayman), Inc.[1]	1,102,600	8,465

American Funds Insurance Series	71

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	CSL, Ltd.	41,156	$8,025
	Olympus Corp.	386,100	6,825
	Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
	CanSino Biologics, Inc., Class H	673,696	5,763
	WuXi AppTec Co., Ltd., Class H	268,500	2,837
	WuXi AppTec Co., Ltd., Class A	203,359	2,354
	Siemens Healthineers AG	100,533	5,029
	Hapvida Participações e Investimentos SA1	4,948,421	4,761
	Zoetis, Inc., Class A	31,997	4,689
	Innovent Biologics, Inc.[1]	1,062,373	4,561
	Straumann Holding AG	28,092	3,181
	Legend Biotech Corp. (ADR)[1]	63,359	3,163
	Hutchmed China, Ltd.[1,5]	786,002	2,418
	Shionogi & Co., Ltd.	46,400	2,308
	Teva Pharmaceutical Industries, Ltd. (ADR)[1]	238,996	2,180
	Mettler-Toledo International, Inc.[1]	1,435	2,074
	OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
	Align Technology, Inc.[1]	7,299	1,539
	Asahi Intecc Co., Ltd.	91,600	1,510
	Genus PLC	40,970	1,477
	Angelalign Technology, Inc.	85,000	1,340
	Medtronic PLC	16,413	1,276
	Merck KGaA	5,502	1,066
	Bayer AG	16,010	827
	Zai Lab, Ltd. (ADR)[1]	16,060	493
	Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272

			405,179

Industrials 10.83%	Airbus SE, non-registered shares	370,290	44,028
	General Electric Co.	229,310	19,214
	Larsen & Toubro, Ltd.	722,885	18,180
	Safran SA	141,435	17,674
	IMCD NV	113,074	16,151
	DSV A/S	97,381	15,445
	Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
	Copa Holdings, SA, Class A1	172,274	14,328
	Carrier Global Corp.	342,044	14,109
	International Container Terminal Services, Inc.	3,660,200	13,173
	Grab Holdings, Ltd., Class A1	3,941,298	12,691
	Rumo SA	3,544,401	12,493
	Caterpillar, Inc.	38,431	9,207
	ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
	Daikin Industries, Ltd.	45,200	6,953
	Mitsui & Co., Ltd.	239,100	6,952
	InPost SA1	768,099	6,492
	TransDigm Group, Inc.	9,831	6,190
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
	Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
	Thales SA	39,462	5,045
	Interpump Group SpA	109,354	4,954
	Boeing Company[1]	25,403	4,839
	Raytheon Technologies Corp.	39,064	3,942
	Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
	Wizz Air Holdings PLC[1]	153,309	3,512
	Siemens AG	24,155	3,353
	Centre Testing International Group Co., Ltd.	953,496	3,059
	SMC Corp.	7,000	2,963
	BAE Systems PLC	273,358	2,825
	Spirax-Sarco Engineering PLC	21,156	2,718
	Epiroc AB, Class B	153,337	2,472
	Bharat Electronics, Ltd.	1,997,357	2,412

72	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Legrand SA	28,999	$2,335
	Bureau Veritas SA	85,112	2,240
	ABB, Ltd.	71,165	2,168
	AirTAC International Group	70,000	2,119
	Techtronic Industries Co., Ltd.	180,500	2,010
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
	Hitachi, Ltd.	32,800	1,651
	Atlas Copco AB, Class B	128,644	1,374
	Nidec Corp.	25,100	1,307
	Haitian International Holdings, Ltd.	485,000	1,297
	Experian PLC	27,683	942
	CCR SA, ordinary nominative shares	343,384	704
	Vicor Corp.[1]	8,616	463
	Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434

			333,964

Consumer discretionary 10.70%	LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
	MercadoLibre, Inc.[1]	33,916	28,701
	Midea Group Co., Ltd., Class A	3,015,168	22,397
	Hermès International	13,597	20,982
	Evolution AB	195,296	19,073
	Li Ning Co., Ltd.	2,222,001	19,068
	Galaxy Entertainment Group, Ltd.	2,661,000	17,620
	General Motors Company	464,326	15,620
	H World Group, Ltd. (ADR)	205,118	8,701
	H World Group, Ltd.	611,320	2,631
	YUM! Brands, Inc.	70,324	9,007
	Trip.com Group, Ltd. (ADR)[1]	243,784	8,386
	Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
	Kering SA	13,551	6,935
	NIKE, Inc., Class B	56,533	6,615
	Jumbo SA	367,791	6,278
	Astra International Tbk PT	16,312,800	5,943
	IDP Education, Ltd.	294,204	5,437
	Industria de Diseño Textil, SA	198,585	5,288
	Marriott International, Inc., Class A	35,444	5,277
	JD.com, Inc., Class A	181,431	5,100
	Titan Co., Ltd.	153,168	4,794
	Tesla, Inc.[1]	36,323	4,474
	adidas AG	32,573	4,447
	Prosus NV, Class N	63,003	4,325
	Alibaba Group Holding, Ltd.[1]	377,472	4,168
	Americanas SA, ordinary nominative shares	1,839,202	3,362
	Lear Corp.	22,412	2,779
	Airbnb, Inc., Class A1	32,220	2,755
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	2,734
	Maruti Suzuki India, Ltd.	24,671	2,495
	Aptiv PLC[1]	23,648	2,202
	Booking Holdings, Inc.[1]	1,083	2,183
	InterContinental Hotels Group PLC	37,749	2,173
	JD Health International, Inc.[1]	233,200	2,133
	Naspers, Ltd., Class N	10,720	1,767
	Stellantis NV	121,859	1,726
	Inchcape PLC	158,322	1,563
	Shangri-La Asia, Ltd.[1]	1,882,000	1,542
	Magazine Luiza SA1	2,856,097	1,482
	Levi Strauss & Co., Class A	89,390	1,387
	Sands China, Ltd.[1]	367,200	1,216
	Renault SA1	31,040	1,034
	FSN E-Commerce Ventures, Ltd.	499,594	932
	Flutter Entertainment PLC[1]	6,201	850

American Funds Insurance Series	73

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Cie. Financière Richemont SA, Class A	6,488	$840
	Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
	Jiumaojiu International Holdings, Ltd.	196,000	517
	Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
	Ozon Holdings PLC (ADR)[1,2]	209,599	—	[4]

			330,035

Materials 7.96%	Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
	Vale SA, ordinary nominative shares	1,563,228	26,316
	First Quantum Minerals, Ltd.	1,427,502	29,826
	Freeport-McMoRan, Inc.	632,561	24,037
	Asian Paints, Ltd.	524,675	19,588
	Albemarle Corp.	72,979	15,826
	Linde PLC	43,780	14,280
	Sika AG	54,150	13,066
	Pidilite Industries, Ltd.	359,013	11,037
	Barrick Gold Corp.	348,685	5,990
	Shin-Etsu Chemical Co., Ltd.	46,300	5,641
	LANXESS AG	133,996	5,408
	Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
	Wacker Chemie AG	33,237	4,248
	Gerdau SA (ADR)	743,704	4,120
	Givaudan SA	1,316	4,012
	Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
	Fresnillo PLC	299,094	3,247
	Jindal Steel & Power, Ltd.	427,648	2,989
	Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
	Wheaton Precious Metals Corp.	52,459	2,050
	OCI NV	50,734	1,810
	Amcor PLC (CDI)	142,086	1,703
	Arkema SA	18,241	1,645
	CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
	Umicore SA	37,150	1,371
	Koninklijke DSM NV	11,145	1,366
	Grupo México, SAB de CV, Series B	372,626	1,308
	Corteva, Inc.	19,893	1,169
	Glencore PLC	166,729	1,115
	Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
	BASF SE	13,092	650
	Navin Fluorine International, Ltd.	7,411	364
	Polymetal International PLC[1]	76,572	228
	Alrosa PJSC[1,2]	1,123,215	—	[4]

			245,478

Consumer staples 6.23%	Kweichow Moutai Co., Ltd., Class A	119,607	29,597
	ITC, Ltd.	4,065,758	16,297
	Bunge, Ltd.	149,915	14,957
	Anheuser-Busch InBev SA/NV	179,767	10,807
	Nestlé SA	92,198	10,648
	Constellation Brands, Inc., Class A	41,910	9,713
	Philip Morris International, Inc.	89,011	9,009
	Varun Beverages, Ltd.	520,713	8,291
	Ajinomoto Co., Inc.	270,999	8,263
	Monster Beverage Corp.[1]	79,331	8,054
	Carlsberg A/S, Class B	47,845	6,334
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
	Pernod Ricard SA	31,035	6,100
	Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
	Avenue Supermarts, Ltd.[1]	96,957	4,752
	Japan Tobacco, Inc.	232,900	4,709

74	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Arca Continental, SAB de CV	559,188	$ 4,541
	Dabur India, Ltd.	536,320	3,632
	Uni-Charm Corp.	86,000	3,298
	Mondelez International, Inc.	48,376	3,224
	British American Tobacco PLC	57,762	2,292
	L’Oréal SA, non-registered shares	6,141	2,203
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
	Proya Cosmetics Co., Ltd., Class A	83,620	2,015
	Danone SA	34,906	1,839
	United Spirits, Ltd.[1]	150,135	1,593
	Essity Aktiebolag, Class B	59,261	1,555
	Monde Nissin Corp.	7,788,000	1,553
	Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
	Reckitt Benckiser Group PLC	18,928	1,317
	Diageo PLC	9,646	426
	X5 Retail Group NV (GDR)[1,2]	88,147	–	[4]

			192,022

Communication services 5.12%	Sea, Ltd., Class A (ADR)[1]	440,837	22,937
	Alphabet, Inc., Class C1	170,931	15,167
	Alphabet, Inc., Class A1	70,628	6,231
	Bharti Airtel, Ltd.	1,936,137	18,821
	Bharti Airtel, Ltd., interim shares	80,154	419
	Tencent Holdings, Ltd.	398,700	16,946
	MTN Group, Ltd.	1,937,113	14,510
	América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
	Netflix, Inc.[1]	32,399	9,554
	Meta Platforms, Inc., Class A1	66,844	8,044
	Telefónica, SA, non-registered shares	2,013,890	7,294
	NetEase, Inc.	215,200	3,137
	NetEase, Inc. (ADR)	26,801	1,946
	Vodafone Group PLC	4,478,968	4,540
	Indus Towers, Ltd.	1,704,995	3,916
	Activision Blizzard, Inc.	51,137	3,914
	Singapore Telecommunications, Ltd.	1,920,800	3,688
	JCDecaux SE1	88,804	1,689
	Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
	TIM SA	649,389	1,525
	Informa PLC	166,372	1,247
	Sitios Latinoamerica, SAB de CV, Class B1[1]	531,908	255
	Yandex NV, Class A1,2	378,730	—	[4]

			157,953

Energy 4.96%	Reliance Industries, Ltd.	1,922,257	58,967
	TotalEnergies SE	429,775	26,824
	Baker Hughes Co., Class A	400,704	11,833
	New Fortress Energy, Inc., Class A	199,711	8,472
	BP PLC	1,438,591	8,366
	Exxon Mobil Corp.	66,625	7,349
	Hess Corp.	42,526	6,031
	Cheniere Energy, Inc.	33,338	4,999
	Aker BP ASA	160,241	4,995
	Chevron Corp.	24,508	4,399
	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
	Shell PLC (GBP denominated)	88,634	2,519
	INPEX Corp.	229,000	2,444
	TechnipFMC PLC[1]	171,689	2,093

American Funds Insurance Series	75

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Galp Energia, SGPS, SA, Class B	76,673	$1,037
	Gazprom PJSC[2]	945,858	—	[4]
	Rosneft Oil Co. PJSC[2]	588,661	—	[4]

			152,890

Utilities 1.73%	ENN Energy Holdings, Ltd.	1,596,100	22,267
	AES Corp.	494,900	14,233
	Engie SA	433,528	6,210
	Enel SpA	717,325	3,858
	Power Grid Corporation of India, Ltd.	1,407,075	3,622
	China Resources Gas Group, Ltd.	848,600	3,161
	China Gas Holdings, Ltd.	67,400	97

			53,448

Real estate 1.59%	Macrotech Developers, Ltd.[1]	1,294,321	17,070
	American Tower Corp. REIT	36,333	7,698
	ESR Group, Ltd.	2,725,200	5,720
	CK Asset Holdings, Ltd.	920,500	5,667
	BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
	China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
	CTP NV	192,994	2,273
	Embassy Office Parks REIT	367,228	1,490
	China Overseas Land & Investment, Ltd.	222,115	586
	Country Garden Services Holdings Co., Ltd.	180,000	446
	Ayala Land, Inc.	198,600	110

			49,121

	Total common stocks (cost: $2,233,829,000)		2,786,799

Preferred securities 1.05%
Consumer discretionary 0.38%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	43,971	4,461
	Getir BV, Series D, preferred shares[1,2,3]	7,768	3,736
	Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346

			11,543

Materials 0.28%	Gerdau SA, preferred nominative shares	1,533,179	8,529

Real estate 0.17%	QuintoAndar, Ltd., Series E, preferred shares[1,2,3]	32,657	4,267
	QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3]	8,400	1,098

			5,365

Financials 0.13%	Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
	Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
	Banco Bradesco SA, preferred nominative shares	619,768	1,778

			4,102

Energy	Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
0.06%	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725

			1,929

Health care 0.02%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	71,554	605

76	American Funds Insurance Series

New World Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Industrials 0.01%	GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	169,406	$235

Information technology 0.00%	Canva, Inc., Series A, noncumulative preferred shares[1,2,3]	34	30

	Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]	1	1

			31

	Total preferred securities (cost: $30,813,000)		32,339

Rights & warrants 0.00%
Materials 0.00%	Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]	43,474	172

Consumer discretionary 0.00%	Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]	37,386	31

	Total rights & warrants (cost: $183,000)		203

Bonds, notes & other debt instruments 3.26%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 2.66%
	Abu Dhabi (Emirate of) 2.50% 9/30/2029[6]	USD1,000	899
	Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]	885	732
	Angola (Republic of) 8.25% 5/9/2028	500	457
	Angola (Republic of) 8.00% 11/26/2029[6]	1,100	968
	Angola (Republic of) 8.75% 4/14/2032[6]	280	243
	Argentine Republic 1.00% 7/9/2029	32	9
	Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]	5,341	1,454
	Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]	2,217	568
	Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]	1,318	420
	Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]	5,279	1,502
	Armenia (Republic of) 7.15% 3/26/2025	290	294
	Bahrain (Kingdom of) 6.75% 9/20/2029[6]	200	200
	Brazil (Federative Republic of) 10.00% 1/1/2027	BRL19,869	3,461
	Brazil (Federative Republic of) 6.00% 5/15/2027[8]	16,377	3,109
	Chile (Republic of) 3.10% 5/7/2041	USD375	271
	Chile (Republic of) 4.34% 3/7/2042	645	547
	China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY36,200	5,205
	China (People’s Republic of), Series INBK, 3.72% 4/12/2051	34,650	5,410
	Colombia (Republic of) 4.50% 1/28/2026	USD280	264
	Colombia (Republic of) 3.25% 4/22/2032	700	511
	Colombia (Republic of) 8.00% 4/20/2033	200	201
	Colombia (Republic of) 7.375% 9/18/2037	1,090	1,025
	Colombia (Republic of) 5.625% 2/26/2044	520	384
	Colombia (Republic of) 5.20% 5/15/2049	755	517
	Colombia (Republic of) 4.125% 5/15/2051	350	211
	Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	127
	Dominican Republic 6.875% 1/29/2026	USD370	374
	Dominican Republic 8.625% 4/20/2027[6]	575	600
	Dominican Republic 5.50% 2/22/2029[6]	275	254
	Dominican Republic 11.375% 7/6/2029	DOP12,800	221
	Dominican Republic 6.00% 2/22/2033[6]	USD150	136
	Dominican Republic 7.45% 4/30/2044[6]	1,125	1,053
	Dominican Republic 7.45% 4/30/2044	1,000	936
	Dominican Republic 5.875% 1/30/2060[6]	280	206
	Egypt (Arab Republic of) 5.875% 2/16/2031[6]	365	255

American Funds Insurance Series	77

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR550	$411
Egypt (Arab Republic of) 7.625% 5/29/2032[6]	USD900	669
Egypt (Arab Republic of) 7.625% 5/29/2032	275	204
Egypt (Arab Republic of) 8.50% 1/31/2047	800	536
Egypt (Arab Republic of) 8.875% 5/29/2050	850	578
Egypt (Arab Republic of) 8.75% 9/30/2051	755	510
Egypt (Arab Republic of) 8.15% 11/20/2059[6]	500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024	880	553
Export-Import Bank of India 3.25% 1/15/2030	1,180	1,025
Gabonese Republic 6.95% 6/16/2025	540	513
Gabonese Republic 7.00% 11/24/2031	300	247
Ghana (Republic of) 6.375% 2/11/2027	485	188
Ghana (Republic of) 7.875% 3/26/2027	200	79
Ghana (Republic of) 7.75% 4/7/2029[6]	1,125	423
Ghana (Republic of) 7.625% 5/16/2029	460	174
Ghana (Republic of) 8.125% 3/26/2032	2,130	782
Honduras (Republic of) 6.25% 1/19/2027	1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030	678	547
Honduras (Republic of) 5.625% 6/24/2030[6]	281	227
Indonesia (Republic of) 6.625% 2/17/2037	500	568
Indonesia (Republic of) 5.25% 1/17/2042	840	828
Iraq (Republic of) 6.752% 3/9/2023	960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[6]	800	773
Kazakhstan (Republic of) 6.50% 7/21/2045[6]	800	836
Kenya (Republic of) 6.875% 6/24/2024	200	185
Kenya (Republic of) 8.25% 2/28/2048[6]	1,800	1,402
Mongolia (State of) 8.75% 3/9/2024	370	359
Mongolia (State of) 4.45% 7/7/2031	300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]	880	678
Oman (Sultanate of) 4.875% 2/1/2025[6]	565	556
Oman (Sultanate of) 5.375% 3/8/2027	750	736
Oman (Sultanate of) 6.25% 1/25/2031[6]	600	606
Pakistan (Islamic Republic of) 8.25% 9/30/2025[6]	410	199
Pakistan (Islamic Republic of) 6.00% 4/8/2026[6]	380	153
Pakistan (Islamic Republic of) 6.875% 12/5/2027[6]	1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036	200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051	850	300
Panama (Republic of) 3.75% 4/17/2026[6]	678	639
Panama (Republic of) 4.50% 5/15/2047	1,155	892
Panama (Republic of) 4.50% 4/16/2050	200	152
Panama (Republic of) 4.30% 4/29/2053	400	290
Panama (Republic of) 4.50% 1/19/2063	200	142
Paraguay (Republic of) 4.70% 3/27/2027[6]	400	395
Paraguay (Republic of) 4.95% 4/28/2031	320	310
Peru (Republic of) 3.00% 1/15/2034	425	336
Peru (Republic of) 6.55% 3/14/2037	1,070	1,131
Peru (Republic of) 3.55% 3/10/2051	370	265
Peru (Republic of) 2.78% 12/1/2060	365	214
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]	400	359
Philippines (Republic of) 1.648% 6/10/2031	580	465
Philippines (Republic of) 6.375% 10/23/2034	820	911
Philippines (Republic of) 3.95% 1/20/2040	700	595
Philippines (Republic of) 3.70% 3/1/2041	505	414
Philippines (Republic of) 2.95% 5/5/2045	790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048	200	188
Qatar (State of) 4.50% 4/23/2028[6]	2,000	2,016
Qatar (State of) 4.50% 4/23/2028	600	605
Romania 2.00% 1/28/2032	EUR1,375	987
Romania 2.00% 4/14/2033	300	207
Romania 5.125% 6/15/2048[6]	USD500	399
Russian Federation 4.25% 6/23/2027[9]	1,000	430

78	American Funds Insurance Series

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Russian Federation 4.375% 3/21/2029[6,9]	USD800	$ 328
	Russian Federation 5.10% 3/28/2035[9]	1,600	656
	Russian Federation 5.25% 6/23/2047[9]	1,200	492
	Senegal (Republic of) 4.75% 3/13/2028	EUR950	880
	South Africa (Republic of) 5.875% 6/22/2030	USD1,200	1,120
	South Africa (Republic of) 5.875% 4/20/2032	400	362
	Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]	450	147
	Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]	1,904	614
	Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]	1,270	407
	Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]	471	150
	Tunisia (Republic of) 6.75% 10/31/2023	EUR465	420
	Tunisia (Republic of) 6.75% 10/31/2023	310	280
	Tunisia (Republic of) 5.625% 2/17/2024	500	422
	Tunisia (Republic of) 5.75% 1/30/2025	USD625	435
	Turkey (Republic of) 11.875% 1/15/2030	800	954
	Turkey (Republic of) 5.875% 6/26/2031	1,170	963
	Turkey (Republic of) 4.875% 4/16/2043	400	261
	Turkey (Republic of) 5.75% 5/11/2047	2,005	1,373
	Ukraine 8.994% 2/1/2026[9]	600	134
	Ukraine 7.75% 9/1/2029[9]	2,328	503
	Ukraine 9.75% 11/1/2030[9]	900	187
	Ukraine 7.375% 9/25/2034[9]	2,180	416
	United Mexican States 4.50% 4/22/2029	300	287
	United Mexican States 4.75% 4/27/2032	870	817
	United Mexican States 4.75% 3/8/2044	1,090	884
	United Mexican States 3.75% 4/19/2071	200	125
	United Mexican States, Series M, 7.50% 6/3/2027	MXN20,360	986
	United Mexican States, Series M, 7.75% 5/29/2031	43,000	2,044
	Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	USD1,383	121
	Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]	299	26
	Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]	129	11
	Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]	64	6
	Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]	170	16
	Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]	319	29
	Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	64	5
	Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]	1,149	92
	Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]	950	67
	Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]	106	10
	Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]	85	7
	Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]	107	10

			82,039

Corporate bonds, notes & loans 0.51%
Energy 0.17%	Oleoducto Central SA 4.00% 7/14/2027[6]	255	225
	Oleoducto Central SA 4.00% 7/14/2027	200	177
	Petrobras Global Finance Co. 6.85% 6/5/2115	314	266
	Petróleos Mexicanos 6.875% 8/4/2026	800	757
	Petróleos Mexicanos 6.49% 1/23/2027	1,670	1,525
	Petróleos Mexicanos 8.75% 6/2/2029	1,105	1,038
	Petróleos Mexicanos 6.70% 2/16/2032	622	490
	Petrorio Luxembourg SARL 6.125% 6/9/2026	200	191
	PTT Exploration and Production PCL 2.993% 1/15/2030	200	174
	Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]	630	420

			5,263

American Funds Insurance Series	79

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials 0.09%	Bangkok Bank PCL 3.733% 9/25/2034
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	USD800	$ 670
	CMB International Leasing Management, Ltd. 2.75% 8/12/2030	895	687
	HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds
	(5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]	600	516
	Power Financial Corp., Ltd. 6.15% 12/6/2028	432	439
	Power Financial Corp., Ltd. 4.50% 6/18/2029	273	253
	Power Financial Corp., Ltd. 3.35% 5/16/2031	310	258

			2,823

Consumer discretionary 0.07%	Alibaba Group Holding, Ltd. 4.20% 12/6/2047	600	461
	Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	256
	Arcos Dorados BV 6.125% 5/27/2029	450	437
	Meituan Dianping 3.05% 10/28/2030[6]	800	618
	MercadoLibre, Inc. 3.125% 1/14/2031	400	310
	Sands China, Ltd. 4.875% 6/18/2030	220	193

			2,275

Materials 0.05%	Braskem Idesa SAPI 7.45% 11/15/2029	775	613
	Braskem Idesa SAPI 7.45% 11/15/2029[6]	300	237
	GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]	230	204
	Sasol Financing USA, LLC 5.875% 3/27/2024	500	491

			1,545

Utilities 0.04%	AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]	280	244
	Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]	412	328
	Enfragen Energia Sur SA 5.375% 12/30/2030	969	679

			1,251

Communication services 0.04%	Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050	357	238
	PLDT, Inc. 2.50% 1/23/2031	210	165
	Tencent Holdings, Ltd. 3.975% 4/11/2029	400	369
	Tencent Holdings, Ltd. 3.24% 6/3/2050[6]	580	368

			1,140

Consumer staples 0.02%	Marfrig Global Foods SA 3.95% 1/29/2031	320	246
	NBM US Holdings, Inc. 6.625% 8/6/2029[3]	420	407

			653

Industrials 0.02%	Mexico City Airport Trust 4.25% 10/31/2026	475	454

Health care 0.01%	Rede D’Or Finance SARL 4.50% 1/22/2030	480	414

	Total corporate bonds, notes & loans		15,818

U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%	U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/2024[10,11]	2,730	2,729

	Total bonds, notes & other debt instruments (cost: $123,585,000)		100,586

80	American Funds Insurance Series

New World Fund  (continued)

Short-term securities 5.44%	Shares	Value (000)

Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12,13]	1,673,444	$167,328

Money market investments purchased with collateral from securities on loan 0.01%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[12,14]	149,334	150
Capital Group Central Cash Fund 4.31%[12,13,14]	862	86
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[12,14]	58,955	59

		295

Total short-term securities (cost: $167,602,000)		167,623

Total investment securities 100.12% (cost: $2,556,012,000)		3,087,550
Other assets less liabilities (0.12)%		(3,766)

Net assets 100.00%		$3,083,784

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	40	March 2023	USD4,514	$(18)
5 Year U.S. Treasury Note Futures	Short	14	March 2023	(1,511)	3
10 Year Euro-Bund Futures	Short	18	March 2023	(2,561)	126
10 Year Ultra U.S. Treasury Note Futures	Short	43	March 2023	(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,118	(48)

					$93

Forward currency contracts

				Unrealized
Contract amount				(depreciation) appreciation
Currency purchased	Currency sold		Settlement	at 12/31/2022
(000)	(000)	Counterparty	date	(000)
USD 77	EUR 73	Goldman Sachs	1/11/2023	$(1)
USD 1,484	EUR 1,409	Goldman Sachs	1/12/2023	(25)
EUR 8	USD 9	Barclays Bank PLC	1/13/2023	–[4]
USD 1,683	EUR 1,593	JPMorgan Chase	1/13/2023	(24)

				$(50)

American Funds Insurance Series	81

New World Fund  (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)

CDX.EM.38	1.00%	Quarterly	12/20/2027	USD2,230	$131	$129	$2

Investments in affiliates[13]

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12]	$216,764	$756,276	$805,673		$(44)	$5	$167,328	$4,331

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[12,14]	4,255		4,169	[15]			86	–	[16]

Total 5.43%					$(44)	$5	$167,414	$4,331

Restricted securities[3]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,267	.14%

QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,098	.04

Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,736	.12

NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407	.01

Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	342	.01

Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	30	.00

Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00

Total		$11,594	$9,881	.32%

82	American Funds Insurance Series

New World Fund  (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.

[4]	Amount less than one thousand.
[5]

All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented ..01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.

[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.
[11]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%		Shares	Value (000)
Health care 21.99%	UnitedHealth Group, Inc.	706,573	$ 374,611
	Pfizer, Inc.	5,089,889	260,806
	CVS Health Corp.	2,030,283	189,202
	Eli Lilly and Company	436,276	159,607
	Johnson & Johnson	897,185	158,488
	AbbVie, Inc.	926,694	149,763
	AstraZeneca PLC (ADR)	1,747,998	118,514
	Humana, Inc.	211,641	108,400
	Gilead Sciences, Inc.	1,234,157	105,952
	Abbott Laboratories	676,709	74,296
	Cigna Corp.	197,196	65,339
	Elevance Health, Inc.	118,687	60,883
	Danaher Corp.	228,637	60,685
	Bristol-Myers Squibb Company	577,839	41,576
	Novo Nordisk A/S, Class B (ADR)	214,095	28,976
	Zimmer Biomet Holdings, Inc.	179,120	22,838
	Thermo Fisher Scientific, Inc.	38,181	21,026
	Regeneron Pharmaceuticals, Inc.[1]	25,933	18,710
	Zoetis, Inc., Class A	100,063	14,664
	Roche Holding AG (ADR)	322,207	12,614
	Molina Healthcare, Inc.[1]	37,656	12,435
	Edwards Lifesciences Corp.[1]	85,300	6,364
	Baxter International, Inc.	114,187	5,820
	ResMed, Inc.	24,754	5,152

			2,076,721

Information technology 17.56%	Broadcom, Inc.	919,032	513,857
	Microsoft Corp.	1,830,263	438,934
	Apple, Inc.	765,754	99,494
	ASML Holding NV (New York registered) (ADR)	157,302	85,950
	Intel Corp.	2,778,330	73,431
	Visa, Inc., Class A	290,482	60,351
	Fidelity National Information Services, Inc.	587,989	39,895
	Motorola Solutions, Inc.	149,004	38,400
	Mastercard, Inc., Class A	110,216	38,325
	SAP SE (ADR)	370,066	38,187
	KLA Corp.	90,564	34,145
	Applied Materials, Inc.	344,981	33,594
	Paychex, Inc.	238,707	27,585
	TE Connectivity, Ltd.	233,588	26,816
	Automatic Data Processing, Inc.	91,188	21,781
	Texas Instruments, Inc.	119,302	19,711
	NetApp, Inc.	285,109	17,124
	Synopsys, Inc.[1]	47,178	15,064
	Oracle Corp.	116,989	9,563
	QUALCOMM, Inc.	85,889	9,443
	EPAM Systems, Inc.[1]	21,637	7,091
	Analog Devices, Inc.	28,186	4,623
	Micron Technology, Inc.	74,256	3,711
	Ciena Corp.[1]	17,550	895

			1,657,970

Financials 13.67%	Marsh & McLennan Companies, Inc.	1,329,999	220,088
	JPMorgan Chase & Co.	1,231,233	165,108
	BlackRock, Inc.	152,050	107,747
	Chubb, Ltd.	450,474	99,375
	CME Group, Inc., Class A	530,969	89,288
	Wells Fargo & Company	1,821,863	75,225
	Bank of America Corp.	1,370,945	45,406
	Citizens Financial Group, Inc.	1,109,159	43,668

84	American Funds Insurance Series

Washington Mutual Investors Fund  (continued)

Common stocks (continued)		Shares	Value (000)

Financials (continued)	Discover Financial Services	414,920	$40,592
	Intercontinental Exchange, Inc.	394,483	40,470
	Morgan Stanley	458,540	38,985
	S&P Global, Inc.	111,373	37,303
	Capital One Financial Corp.	348,076	32,357
	Blackstone, Inc., nonvoting shares	403,946	29,969
	Apollo Asset Management, Inc.	443,289	28,277
	Nasdaq, Inc.	458,289	28,116
	KKR & Co., Inc.	601,229	27,909
	Goldman Sachs Group, Inc.	78,842	27,073
	Aon PLC, Class A	75,142	22,553
	PNC Financial Services Group, Inc.	130,342	20,586
	Toronto-Dominion Bank[2]	236,859	15,339
	KeyCorp	770,460	13,422
	Canadian Imperial Bank of Commerce	314,940	12,739
	Arthur J. Gallagher & Co.	56,249	10,605
	Moody’s Corp.	26,105	7,273
	Fifth Third Bancorp	192,883	6,329
	Charles Schwab Corp.	38,738	3,225
	Progressive Corp.	14,654	1,901

			1,290,928

Industrials 11.24%	Northrop Grumman Corp.	340,603	185,836
	Lockheed Martin Corp.	220,356	107,201
	Raytheon Technologies Corp.	991,865	100,099
	Caterpillar, Inc.	415,519	99,542
	Norfolk Southern Corp.	312,913	77,108
	CSX Corp.	2,421,254	75,011
	L3Harris Technologies, Inc.	323,116	67,276
	Honeywell International, Inc.	292,363	62,653
	Boeing Company[1]	256,666	48,892
	Waste Connections, Inc.	206,205	27,335
	Equifax, Inc.	124,702	24,237
	ABB, Ltd. (ADR)	753,846	22,962
	United Parcel Service, Inc., Class B	123,077	21,396
	Robert Half International, Inc.	278,467	20,559
	Union Pacific Corp.	99,249	20,552
	Rockwell Automation	59,498	15,325
	Carrier Global Corp.	317,975	13,117
	Huntington Ingalls Industries, Inc.	47,307	10,913
	PACCAR, Inc.	108,835	10,771
	Republic Services, Inc.	78,273	10,096
	Johnson Controls International PLC	152,323	9,749
	BAE Systems PLC (ADR)[2]	212,361	8,950
	HEICO Corp.	56,216	8,637
	Air Lease Corp., Class A	157,245	6,041
	RELX PLC (ADR)	186,041	5,157
	Waste Management, Inc.	11,150	1,749

			1,061,164

Consumer discretionary 8.11%	Home Depot, Inc.	574,803	181,557
	YUM! Brands, Inc.	682,736	87,445
	Target Corp.	566,187	84,385
	General Motors Company	1,894,289	63,724
	Darden Restaurants, Inc.	417,284	57,723
	Lennar Corp., Class A	515,314	46,636
	Wynn Resorts, Ltd.[1]	470,851	38,831
	NIKE, Inc., Class B	321,417	37,609
	TJX Companies, Inc.	469,822	37,398
	Dollar General Corp.	115,057	28,333

American Funds Insurance Series	85

Washington Mutual Investors Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	D.R. Horton, Inc.	283,590	$ 25,279
	Starbucks Corp.	247,055	24,508
	Chipotle Mexican Grill, Inc.[1]	9,251	12,836
	VF Corp.	440,631	12,166
	Aptiv PLC[1]	104,868	9,766
	McDonald’s Corp.	21,948	5,784
	Royal Caribbean Cruises, Ltd.[1]	110,264	5,450
	Polaris, Inc.	52,835	5,336
	Amazon.com, Inc.[1]	17,265	1,450

			766,216

Consumer staples 6.76%	Archer Daniels Midland Company	1,568,943	145,676
	Philip Morris International, Inc.	1,242,650	125,769
	Keurig Dr Pepper, Inc.	1,386,913	49,457
	Kraft Heinz Company	1,133,294	46,136
	Procter & Gamble Company	266,724	40,425
	Reckitt Benckiser Group PLC (ADR)[2]	2,494,590	35,149
	Nestlé SA (ADR)	289,515	33,393
	General Mills, Inc.	345,460	28,967
	Hormel Foods Corp.	592,388	26,983
	Mondelez International, Inc.	372,276	24,812
	Costco Wholesale Corp.	50,498	23,052
	Church & Dwight Co., Inc.	148,770	11,992
	Walgreens Boots Alliance, Inc.	316,943	11,841
	Unilever PLC (ADR)	182,723	9,200
	British American Tobacco PLC (ADR)	222,076	8,879
	Kimberly-Clark Corp.	55,351	7,514
	Danone (ADR)	694,054	7,298
	Conagra Brands, Inc.	57,435	2,223

			638,766

Energy 5.90%	Pioneer Natural Resources Company	558,497	127,555
	Chevron Corp.	509,098	91,378
	ConocoPhillips	757,878	89,430
	Baker Hughes Co., Class A	2,518,351	74,367
	Exxon Mobil Corp.	576,453	63,583
	EOG Resources, Inc.	297,609	38,546
	Canadian Natural Resources, Ltd.	665,647	36,963
	TC Energy Corp.	678,590	27,049
	Enbridge, Inc.	208,235	8,142

			557,013

Communication services 3.97%	Comcast Corp., Class A	6,323,705	221,140
	Alphabet, Inc., Class C1	732,176	64,966
	Alphabet, Inc., Class A1	442,820	39,070
	Meta Platforms, Inc., Class A1	262,927	31,641
	Activision Blizzard, Inc.	138,758	10,622
	Electronic Arts, Inc.	36,898	4,508
	Deutsche Telekom AG (ADR)	142,813	2,853

			374,800

Utilities 2.63%	Constellation Energy Corp.	810,638	69,885
	Sempra Energy	407,271	62,940
	Entergy Corp.	349,992	39,374
	CMS Energy Corp.	446,368	28,268
	Public Service Enterprise Group, Inc.	235,300	14,417
	NextEra Energy, Inc.	142,120	11,881

86	American Funds Insurance Series

Washington Mutual Investors Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	Xcel Energy, Inc.	110,238	$ 7,729
	Dominion Energy, Inc.	123,750	7,588
	Evergy, Inc.	95,960	6,039

			248,121

Materials 2.24%	Linde PLC	198,540	64,760
	Rio Tinto PLC (ADR)	501,584	35,713
	Corteva, Inc.	497,904	29,267
	Air Products and Chemicals, Inc.	64,476	19,875
	LyondellBasell Industries NV	219,873	18,256
	Nucor Corp.	125,314	16,518
	Huntsman Corp.	442,172	12,151
	Albemarle Corp.	55,023	11,932
	H.B. Fuller Co.	49,263	3,528

			212,000

Real estate 1.28%	Extra Space Storage, Inc. REIT	363,771	53,540
	American Tower Corp. REIT	109,250	23,146
	Equinix, Inc. REIT	27,909	18,281
	Digital Realty Trust, Inc. REIT	174,296	17,477
	Regency Centers Corp. REIT	115,400	7,212
	Welltower, Inc. REIT	15,517	1,017

			120,673

	Total common stocks (cost: $7,295,957,000)		9,004,372

Convertible stocks 0.35%
Health care 0.20%	Becton, Dickinson and Company, Series B, convertible preferred shares,
	6.00% 6/1/2023	197,800	9,906
	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	6,821	9,253

			19,159

Utilities 0.08%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
	American Electric Power Company, Inc., convertible preferred units,
	6.125% 8/15/2023	56,400	2,909

			7,461

Financials 0.07%	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487

	Total convertible stocks (cost: $33,103,000)		33,107

Short-term securities 4.19%

Money market investments 4.07%
	Capital Group Central Cash Fund 4.31%[3,4]	3,847,079	384,669

American Funds Insurance Series	87

Washington Mutual Investors Fund  (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[3,4,5]	63,391	$6,338
State Street Institutional U.S. Government Money Market Fund,
Institutional Class 4.09%[3,5]	2,494,000	2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[3,5]	1,460,582	1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[3,5]	1,324,956	1,325

		11,618

Total short-term securities (cost: $396,237,000)		396,287

Total investment securities 99.89% (cost: $7,725,297,000)		9,433,766
Other assets less liabilities 0.11%		9,934

Net assets 100.00%		$9,443,700

Investments in affiliates[4]

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3]	$321,870	$1,392,905	$1,330,045		$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%[3,5]	9,273		2,935	[6]			6,338	–	[7]

Total 4.14%					$(71)	$10	$391,007	$6,762

[1]Security	did not produce income during the last 12 months.
[2]All

or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented ..13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]Rate	represents the seven-day yield at 12/31/2022.
[4]Part	of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]Security	purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]Represents	net activity. Refer to Note 5 for more information on securities lending.
[7]Dividend	income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%		Shares	Value (000)
Information technology 15.74%	Broadcom, Inc.	91,368	$51,087
	Microsoft Corp.	200,685	48,128
	Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
	ASML Holding NV	48,522	26,265
	Apple, Inc.	111,767	14,522
	EPAM Systems, Inc.[1]	37,912	12,425
	Tokyo Electron, Ltd.	35,800	10,635
	Capgemini SE	47,477	7,963
	Micron Technology, Inc.	141,746	7,085
	Accenture PLC, Class A	24,538	6,548
	Mastercard, Inc., Class A	15,969	5,553
	Logitech International SA	65,146	4,043
	NVIDIA Corp.	25,359	3,706
	Delta Electronics, Inc.	337,000	3,139
	Keyence Corp.	7,600	2,975
	Hexagon AB, Class B	260,158	2,735
	Ceridian HCM Holding, Inc.[1]	38,252	2,454
	Shopify, Inc., Class A, subordinate voting shares[1]	69,098	2,398
	OBIC Co., Ltd.	16,200	2,395
	Applied Materials, Inc.	23,343	2,273
	Synopsys, Inc.[1]	6,800	2,171
	MediaTek, Inc.	93,000	1,889
	Worldline SA, non-registered shares[1]	44,297	1,729
	TE Connectivity, Ltd.	13,147	1,509
	Lasertec Corp.	8,872	1,474
	Fujitsu, Ltd.	11,000	1,457
	SK hynix, Inc.	22,772	1,371
	ServiceNow, Inc.[1]	3,191	1,239
	Oracle Corp.	15,041	1,229
	Disco Corp.	3,900	1,121
	GlobalWafers Co., Ltd.	71,000	986
	Snowflake, Inc., Class A1	5,882	844
	Zscaler, Inc.[1]	7,066	791
	Infosys, Ltd.	41,700	755
	Nomura Research Institute, Ltd.	28,600	680
	SS&C Technologies Holdings, Inc.	10,174	530
	PagSeguro Digital, Ltd., Class A1	22,705	198
	Wolfspeed, Inc.[1]	1,813	125
	Fidelity National Information Services, Inc.	1,708	116

			271,578

Health care 15.17%	UnitedHealth Group, Inc.	74,724	39,617
	Abbott Laboratories	241,728	26,539
	Eli Lilly and Company	58,184	21,286
	Gilead Sciences, Inc.	178,860	15,355
	AstraZeneca PLC	104,122	14,131
	Pfizer, Inc.	261,843	13,417
	Novo Nordisk A/S, Class B	84,097	11,387
	Thermo Fisher Scientific, Inc.	20,658	11,376
	Daiichi Sankyo Company, Ltd.	344,500	11,040
	Centene Corp.[1]	118,976	9,757
	Novartis AG	96,113	8,706
	Siemens Healthineers AG	144,724	7,240
	Stryker Corp.	28,725	7,023
	AbbVie, Inc.	34,990	5,655
	Amgen, Inc.	18,534	4,868
	Takeda Pharmaceutical Company, Ltd.	146,400	4,573
	CVS Health Corp.	47,511	4,428
	Olympus Corp.	213,300	3,770
	Medtronic PLC	42,451	3,299
	Vertex Pharmaceuticals, Inc.[1]	10,220	2,951

American Funds Insurance Series	89

Capital World Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	ResMed, Inc.	13,349	$ 2,778
	Shionogi & Co., Ltd.	52,400	2,607
	Insulet Corp.[1]	8,552	2,518
	PerkinElmer, Inc.	17,633	2,472
	Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
	Bayer AG	46,783	2,416
	EssilorLuxottica	12,616	2,297
	DexCom, Inc.[1]	19,845	2,247
	Cigna Corp.	6,618	2,193
	Intuitive Surgical, Inc.[1]	7,213	1,914
	Zoetis, Inc., Class A	11,180	1,638
	CSL, Ltd.	8,133	1,586
	Alcon, Inc.	21,412	1,471
	Rede D’Or Sao Luiz SA	255,608	1,432
	BioNTech SE (ADR)	8,468	1,272
	Guardant Health, Inc.[1]	32,188	876
	Eurofins Scientific SE, non-registered shares	12,151	875
	Penumbra, Inc.[1]	3,640	810
	Catalent, Inc.[1]	13,075	588
	Molina Healthcare, Inc.[1]	1,089	360
	Agilon Health, Inc.[1]	19,961	322
	HOYA Corp.	1,300	126
	EUROAPI[1]	2,830	42

			261,716

Financials 12.95%	Zurich Insurance Group AG	40,892	19,541
	AIA Group, Ltd.	1,331,999	14,675
	Kotak Mahindra Bank, Ltd.	641,387	14,112
	Toronto-Dominion Bank (CAD denominated)	196,293	12,710
	JPMorgan Chase & Co.	73,488	9,855
	HDFC Bank, Ltd.	379,442	7,470
	HDFC Bank, Ltd. (ADR)	14,868	1,017
	B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
	DNB Bank ASA	401,356	7,946
	Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
	Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
	Nasdaq, Inc.	110,650	6,788
	PNC Financial Services Group, Inc.	39,710	6,272
	Wells Fargo & Company	142,901	5,900
	Morgan Stanley	64,543	5,487
	Chubb, Ltd.	23,142	5,105
	ING Groep NV	395,598	4,827
	American International Group, Inc.	75,453	4,772
	Aon PLC, Class A	15,659	4,700
	HDFC Life Insurance Company, Ltd.	681,398	4,651
	CME Group, Inc., Class A	27,577	4,637
	Discover Financial Services	44,649	4,368
	DBS Group Holdings, Ltd.	167,200	4,233
	Blackstone, Inc., nonvoting shares	54,273	4,027
	Intercontinental Exchange, Inc.	35,038	3,595
	KBC Groep NV	54,921	3,526
	S&P Global, Inc.	8,773	2,938
	Citigroup, Inc.	60,832	2,751
	FinecoBank SpA	153,752	2,562
	Israel Discount Bank Ltd., Class A	471,720	2,479
	Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
	AXA SA	80,016	2,230
	BNP Paribas SA	35,889	2,042
	ICICI Bank, Ltd.	188,346	2,019
	Apollo Asset Management, Inc.	31,437	2,005
	Banco Santander, SA	631,521	1,891

90	American Funds Insurance Series

Capital World Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	National Bank of Canada	26,966	$ 1,817
	Arthur J. Gallagher & Co.	9,509	1,793
	Fifth Third Bancorp	48,163	1,580
	Goldman Sachs Group, Inc.	4,548	1,562
	Power Corporation of Canada, subordinate voting shares[2]	63,342	1,490
	Blue Owl Capital, Inc., Class A	136,448	1,446
	Macquarie Group, Ltd.	12,033	1,366
	XP, Inc., Class A1	86,047	1,320
	Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
	United Overseas Bank, Ltd.	54,800	1,257
	Marsh & McLennan Companies, Inc.	7,341	1,215
	Bajaj Finance, Ltd.	15,022	1,189
	China Merchants Bank Co., Ltd., Class H	130,403	723
	China Merchants Bank Co., Ltd., Class A	86,187	462
	Axis Bank, Ltd.	100,962	1,135
	Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
	Tryg A/S	45,292	1,074
	East Money Information Co., Ltd., Class A	379,800	1,061
	Aegon NV	196,376	996
	Lufax Holding, Ltd. (ADR)	180,760	351
	Sberbank of Russia PJSC[1,3]	3,196,952	–	[4]

			223,353

Industrials 12.59%	Airbus SE, non-registered shares	165,602	19,690
	General Electric Co.	226,107	18,945
	BAE Systems PLC	1,376,080	14,222
	Raytheon Technologies Corp.	121,846	12,297
	Carrier Global Corp.	262,272	10,819
	Recruit Holdings Co., Ltd.	317,150	10,087
	Safran SA	80,040	10,002
	Lockheed Martin Corp.	20,070	9,764
	Deere & Company	21,851	9,369
	Siemens AG	59,301	8,230
	Caterpillar, Inc.	31,794	7,617
	Boeing Company[1]	39,550	7,534
	CSX Corp.	174,517	5,406
	L3Harris Technologies, Inc.	25,925	5,398
	Mitsui & Co., Ltd.	152,400	4,431
	LIXIL Corp.	288,000	4,389
	Melrose Industries PLC	2,436,274	3,961
	RELX PLC	119,741	3,318
	RELX PLC (ADR)	15,132	419
	TransDigm Group, Inc.	5,844	3,680
	Bureau Veritas SA	137,541	3,620
	Johnson Controls International PLC	55,085	3,525
	Daikin Industries, Ltd.	19,600	3,015
	Brenntag SE	39,862	2,549
	Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
	Canadian Pacific Railway, Ltd.	31,797	2,372
	Legrand SA	28,600	2,303
	Bunzl PLC	68,998	2,303
	ASSA ABLOY AB, Class B	104,956	2,258
	Northrop Grumman Corp.	3,877	2,115
	Schneider Electric SE	13,179	1,853
	Thales SA	14,244	1,821
	Waste Connections, Inc.	13,211	1,751
	BayCurrent Consulting, Inc.	54,200	1,695
	Rockwell Automation	6,529	1,682
	VINCI SA	15,814	1,579
	Rentokil Initial PLC	256,104	1,574
	Nidec Corp.	22,100	1,151

American Funds Insurance Series	91

Capital World Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	SMC Corp.	2,700	$ 1,143
	AB Volvo, Class B	62,128	1,125
	MTU Aero Engines AG	5,108	1,106
	Atlas Copco AB, Class B	89,617	957
	Adecco Group AG	28,154	926
	ManpowerGroup, Inc.	11,115	925
	Larsen & Toubro, Ltd.	35,295	888
	International Consolidated Airlines Group SA (CDI)[1,2]	287,033	427
	Honeywell International, Inc.	1,401	300
	Deutsche Post AG	3,901	147

			217,226

Consumer discretionary 9.00%	LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
	Home Depot, Inc.	63,297	19,993
	General Motors Company	304,882	10,256
	Amazon.com, Inc.[1]	98,471	8,272
	Booking Holdings, Inc.[1]	3,555	7,164
	Flutter Entertainment PLC[1]	45,621	6,251
	Restaurant Brands International, Inc.	44,121	2,853
	Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
	Cie. Financière Richemont SA, Class A	40,890	5,291
	Sony Group Corp.	66,800	5,094
	Dollar Tree Stores, Inc.[1]	33,180	4,693
	Marriott International, Inc., Class A	29,974	4,463
	Lennar Corp., Class A	39,345	3,561
	Target Corp.	22,747	3,390
	Industria de Diseño Textil, SA	117,969	3,141
	Sands China, Ltd.[1]	935,200	3,098
	Shimano, Inc.	19,200	3,059
	Chipotle Mexican Grill, Inc.[1]	2,122	2,944
	Evolution AB	25,292	2,470
	Rivian Automotive, Inc., Class A1	126,108	2,324
	NIKE, Inc., Class B	19,311	2,260
	Pan Pacific International Holdings Corp.	119,900	2,226
	YUM! Brands, Inc.	16,678	2,136
	Astra International Tbk PT	5,716,600	2,083
	InterContinental Hotels Group PLC	34,581	1,991
	Darden Restaurants, Inc.	14,208	1,965
	Stellantis NV	128,257	1,818
	JD.com, Inc., Class A	52,947	1,488
	Tesla, Inc.[1]	12,036	1,483
	Midea Group Co., Ltd., Class A	194,700	1,446
	Li Ning Co., Ltd.	163,000	1,399
	Kindred Group PLC (SDR)	127,475	1,331
	Wynn Macau, Ltd.[1]	826,400	921
	Royal Caribbean Cruises, Ltd.[1]	17,446	862
	Aristocrat Leisure, Ltd.	39,792	822
	Entain PLC	17,337	278
	Hermès International	105	162

			155,287

Consumer staples 7.57%	Philip Morris International, Inc.	309,980	31,373
	Nestlé SA	110,820	12,798
	Keurig Dr Pepper, Inc.	316,125	11,273
	British American Tobacco PLC	243,321	9,654
	Kroger Co.	171,853	7,661
	Kweichow Moutai Co., Ltd., Class A	28,600	7,077
	Ocado Group PLC[1]	898,794	6,764
	Imperial Brands PLC	257,311	6,429
	Seven & i Holdings Co., Ltd.	137,500	5,882

92	American Funds Insurance Series

Capital World Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Bunge, Ltd.	52,225	$ 5,210
	Ajinomoto Co., Inc.	131,100	3,997
	Danone SA	68,733	3,621
	Arca Continental, SAB de CV	432,054	3,509
	Treasury Wine Estates, Ltd.	365,056	3,373
	Varun Beverages, Ltd.	177,457	2,825
	Altria Group, Inc.	56,773	2,595
	ITC, Ltd.	565,239	2,266
	Constellation Brands, Inc., Class A	9,208	2,134
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
	Essity Aktiebolag, Class B	31,422	825

			130,634

Materials 7.02%	Vale SA, ordinary nominative shares	1,606,974	27,052
	Vale SA (ADR), ordinary nominative shares	880,043	14,934
	Fortescue Metals Group, Ltd.	1,251,957	17,454
	Rio Tinto PLC	167,527	11,755
	Freeport-McMoRan, Inc.	262,321	9,968
	Linde PLC	21,113	6,887
	Shin-Etsu Chemical Co., Ltd.	39,100	4,764
	BHP Group, Ltd. (CDI)	116,082	3,579
	Air Products and Chemicals, Inc.	8,996	2,773
	Albemarle Corp.	11,198	2,428
	CRH PLC	60,032	2,377
	Air Liquide SA, bonus shares[1]	8,561	1,218
	Air Liquide SA, non-registered shares	7,503	1,067
	Barrick Gold Corp. (CAD denominated)	121,716	2,086
	Dow, Inc.	40,669	2,049
	Akzo Nobel NV	29,669	1,980
	Glencore PLC	279,444	1,869
	Amcor PLC (CDI)	147,168	1,764
	Evonik Industries AG	82,596	1,586
	First Quantum Minerals, Ltd.	70,833	1,480
	HeidelbergCement AG	25,414	1,449
	Lynas Rare Earths, Ltd.[1]	121,178	643

			121,162

Energy 6.30%	Canadian Natural Resources, Ltd. (CAD denominated)[2]	429,516	23,852
	Baker Hughes Co., Class A	428,998	12,668
	TotalEnergies SE	178,299	11,129
	EOG Resources, Inc.	74,135	9,602
	Tourmaline Oil Corp.	123,757	6,244
	BP PLC	932,803	5,424
	Reliance Industries, Ltd.	147,765	4,533
	Cameco Corp. (CAD denominated)	147,245	3,337
	Cameco Corp.	46,300	1,050
	Shell PLC (GBP denominated)	149,201	4,240
	Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
	Woodside Energy Group, Ltd.	119,566	2,893
	Woodside Energy Group, Ltd. (CDI)	37,610	908
	ConocoPhillips	29,431	3,473
	Aker BP ASA	101,330	3,159
	TC Energy Corp. (CAD denominated)	76,353	3,044
	Suncor Energy, Inc.	84,173	2,670
	Var Energi ASA	735,288	2,537
	Exxon Mobil Corp.	18,586	2,050
	Halliburton Company	44,744	1,761
	Gazprom PJSC[3]	2,248,304	–	[4]

			108,585

American Funds Insurance Series	93

Capital World Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 4.97%	Alphabet, Inc., Class C1	185,056	$ 16,420
	Alphabet, Inc., Class A1	90,146	7,954
	Netflix, Inc.[1]	30,480	8,988
	Comcast Corp., Class A	225,329	7,880
	SoftBank Corp.	536,785	6,069
	NetEase, Inc.	348,000	5,073
	Publicis Groupe SA	78,301	4,972
	Meta Platforms, Inc., Class A1	38,469	4,629
	Sea, Ltd., Class A (ADR)[1]	85,765	4,462
	Universal Music Group NV	148,872	3,594
	Bharti Airtel, Ltd.	357,140	3,472
	Bharti Airtel, Ltd., interim shares	13,994	73
	Deutsche Telekom AG1	161,959	3,230
	Singapore Telecommunications, Ltd.	1,510,800	2,901
	Omnicom Group, Inc.	21,678	1,768
	Nippon Telegraph and Telephone Corp.	53,400	1,524
	Tencent Holdings, Ltd.	34,300	1,458
	Take-Two Interactive Software, Inc.[1]	12,130	1,263
	Yandex NV, Class A1,3	151,598	–	[4]

			85,730

Utilities 2.91%	DTE Energy Company	51,844	6,093
	Iberdrola, SA, non-registered shares	502,226	5,875
	PG&E Corp.[1]	322,958	5,251
	NextEra Energy, Inc.	55,877	4,671
	E.ON SE	439,329	4,385
	China Resources Gas Group, Ltd.	1,106,532	4,121
	Engie SA	236,678	3,390
	Engie SA, bonus shares	41,586	596
	Edison International	52,162	3,318
	Enel SpA	583,497	3,138
	Exelon Corp.	59,727	2,582
	Power Grid Corporation of India, Ltd.	862,367	2,220
	AES Corp.	47,865	1,377
	Endesa, SA	67,522	1,274
	Constellation Energy Corp.	12,539	1,081
	Public Service Enterprise Group, Inc.	14,569	893

			50,265

Real estate 1.01%	Crown Castle, Inc. REIT	39,469	5,353
	Longfor Group Holdings, Ltd.	866,238	2,655
	American Tower Corp. REIT	12,107	2,565
	China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
	W. P. Carey, Inc. REIT	22,705	1,774
	Americold Realty Trust, Inc. REIT	62,231	1,762
	Sun Hung Kai Properties, Ltd.	70,500	965
	Iron Mountain, Inc. REIT	11,618	579

			17,476

	Total common stocks (cost: $1,368,680,000)		1,643,012

Preferred securities 0.16%
Consumer discretionary 0.12%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	19,788	2,007

94	American Funds Insurance Series

Capital World Growth and Income Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Health care 0.03%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	$ 505

Financials 0.01%	Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	58,870	138
	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	61,516	125

			263

	Total preferred securities (cost: $3,231,000)		2,775

Convertible bonds & notes 0.05%		Principal amount (000)
Communication services 0.05%	Sea, Ltd., convertible notes, 2.375% 12/1/2025	USD952	940

	Total convertible bonds & notes (cost: $2,437,000)		940

Bonds, notes & other debt instruments 0.35%

Corporate bonds, notes & loans 0.29%
Health care 0.15%	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	1,600	1,572
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	1,100	964

			2,536

Consumer discretionary 0.07%	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]	647	695
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]	390	312
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]	151	152
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]	125	129

			1,288

Energy 0.04%	TransCanada PipeLines, Ltd. 5.10% 3/15/2049	800	729

Financials 0.03%	Lloyds Banking Group PLC 3.369% 12/14/2046[6]	709	462

	Total corporate bonds, notes & loans		5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%
	United Mexican States, Series M, 8.00% 12/7/2023	MXN20,000	1,001

	Total bonds, notes & other debt instruments (cost: $6,581,000)		6,016

Short-term securities 4.42%	Weighted average yield at acquisition

Commercial paper 4.04%
DBS Bank, Ltd. 1/5/2023[5]	3.640%	USD37,100	37,073
DNB Bank ASA 3/2/2023[5]	4.273	33,000	32,755

			69,828

American Funds Insurance Series	95

Capital World Growth and Income Fund  (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.34%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	2,893,689	$ 2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	2,827,563	2,827
Capital Group Central Cash Fund 4.31%[7,8,9]	1,112	111

		5,832

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7,9]	6,929	693

Total short-term securities (cost: $76,365,000)		76,353

Total investment securities 100.21% (cost: $1,457,294,000)		1,729,096
Other assets less liabilities (0.21)%		(3,698)

Net assets 100.00%		$1,725,398

Investments in affiliates[9]

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (000)		Net unrealized depreciation (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 0.05%
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,8]	$ 293	$	$ 182	[10]	$		$		$111	$–	[11]

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7]	12,989	493,820	506,123			8		(1)	693	1,469

Total 0.05%						$8		$(1)	$804	$1,469

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented ..36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.

[6]	Step bond; coupon rate may change at a later date. 7Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

96	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%		Shares	Value (000)
Information technology 20.19%	Microsoft Corp.	7,759,381	$ 1,860,855
	Broadcom, Inc.	2,430,747	1,359,104
	Mastercard, Inc., Class A	1,487,948	517,404
	Apple, Inc.	2,169,231	281,848
	Visa, Inc., Class A	1,346,541	279,757
	ASML Holding NV	215,068	116,417
	ASML Holding NV (New York registered) (ADR)	137,293	75,017
	Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
	Automatic Data Processing, Inc.	718,796	171,692
	Fidelity National Information Services, Inc.	2,472,310	167,746
	Accenture PLC, Class A	625,335	166,864
	Applied Materials, Inc.	1,686,100	164,192
	Concentrix Corp.	904,367	120,426
	Micron Technology, Inc.	2,363,454	118,125
	ServiceNow, Inc.[1]	294,412	114,311
	GoDaddy, Inc., Class A1	1,402,444	104,931
	Global Payments, Inc.	973,628	96,701
	FleetCor Technologies, Inc.[1]	420,507	77,239
	Analog Devices, Inc.	398,402	65,350
	QUALCOMM, Inc.	564,911	62,106
	Fiserv, Inc.[1]	536,700	54,244
	Texas Instruments, Inc.	309,811	51,187
	Adobe, Inc.[1]	143,116	48,163
	TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	45,576
	KLA Corp.	116,000	43,736
	MKS Instruments, Inc.	481,000	40,755
	Cognizant Technology Solutions Corp., Class A	682,850	39,052
	NVIDIA Corp.	239,765	35,039
	Snowflake, Inc., Class A1	225,042	32,303
	Datadog, Inc., Class A1	365,800	26,886
	Intel Corp.	1,000,000	26,430
	Ceridian HCM Holding, Inc.[1]	350,352	22,475
	Trimble, Inc.[1]	443,800	22,439
	Lam Research Corp.	50,039	21,031
	Dye & Durham, Ltd.[2]	1,322,100	16,023
	Paychex, Inc.	127,131	14,691
	VeriSign, Inc.[1]	61,000	12,532
	Atlassian Corp., Class A1	52,744	6,787
	Euronet Worldwide, Inc.[1]	27,800	2,624

			6,658,747

Industrials 14.17%	Raytheon Technologies Corp.	7,634,279	770,451
	General Electric Co.	6,238,229	522,701
	Northrop Grumman Corp.	633,267	345,517
	TFI International, Inc.	2,669,105	267,551
	Carrier Global Corp.	5,549,584	228,920
	TransDigm Group, Inc.	340,571	214,441
	Woodward, Inc.	2,204,500	212,977
	General Dynamics Corp.	848,975	210,639
	Airbus SE, non-registered shares	1,617,590	192,335
	Waste Connections, Inc.	1,425,463	188,959
	L3Harris Technologies, Inc.	840,290	174,957
	Old Dominion Freight Line, Inc.	525,000	148,985
	BWX Technologies, Inc.	2,159,505	125,424
	Norfolk Southern Corp.	482,759	118,962
	United Rentals, Inc.[1]	296,000	105,204
	ITT, Inc.	1,244,379	100,919
	Waste Management, Inc.	625,300	98,097
	Equifax, Inc.	490,008	95,238
	Air Lease Corp., Class A	2,097,300	80,578
	Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series	97

Growth-Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Fortive Corp.	1,085,000	$ 69,711
	United Airlines Holdings, Inc.[1]	1,810,598	68,260
	Safran SA	539,713	67,444
	Lockheed Martin Corp.	110,000	53,514
	GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
	CSX Corp.	1,171,873	36,305
	Otis Worldwide Corp.	268,100	20,995
	Fastenal Co.	379,747	17,970
	Boeing Company[1]	62,500	11,906

			4,673,879

Health care 13.30%	UnitedHealth Group, Inc.	2,035,435	1,079,147
	Abbott Laboratories	6,014,324	660,313
	AbbVie, Inc.	3,742,689	604,856
	Novo Nordisk A/S, Class B	2,431,449	329,218
	Humana, Inc.	487,426	249,655
	AstraZeneca PLC	1,209,323	164,124
	AstraZeneca PLC (ADR)	721,200	48,897
	Elevance Health, Inc.	366,614	188,062
	Thermo Fisher Scientific, Inc.	265,602	146,264
	Bristol-Myers Squibb Company	1,994,278	143,488
	Eli Lilly and Company	360,974	132,059
	Pfizer, Inc.	2,180,169	111,712
	PerkinElmer, Inc.	769,600	107,913
	Seagen, Inc.[1]	654,515	84,112
	Horizon Therapeutics PLC[1]	421,815	48,002
	Zoetis, Inc., Class A	305,121	44,715
	Tandem Diabetes Care, Inc.[1]	910,186	40,913
	Stryker Corp.	148,897	36,404
	Medtronic PLC	413,597	32,145
	Roche Holding AG, nonvoting non-registered shares	85,502	26,870
	Penumbra, Inc.[1]	117,381	26,113
	Edwards Lifesciences Corp.[1]	317,059	23,656
	Zimmer Biomet Holdings, Inc.	171,174	21,825
	Takeda Pharmaceutical Company, Ltd.	464,600	14,511
	NovoCure, Ltd.[1]	193,600	14,200
	Vir Biotechnology, Inc.[1]	258,400	6,540

			4,385,714

Financials 8.78%	JPMorgan Chase & Co.	3,394,830	455,247
	Chubb, Ltd.	1,451,726	320,251
	Marsh & McLennan Companies, Inc.	1,709,201	282,839
	Arthur J. Gallagher & Co.	1,189,650	224,297
	Nasdaq, Inc.	2,761,260	169,403
	BlackRock, Inc.	202,957	143,821
	Morgan Stanley	1,592,297	135,377
	Aon PLC, Class A	442,013	132,666
	B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
	Berkshire Hathaway, Inc., Class B1	285,000	88,037
	State Street Corp.	1,077,260	83,563
	Webster Financial Corp.	1,701,139	80,532
	American International Group, Inc.	1,272,230	80,456
	Signature Bank	669,947	77,191
	S&P Global, Inc.	228,138	76,413
	Moody’s Corp.	216,306	60,267
	Power Corporation of Canada, subordinate voting shares[2]	2,293,100	53,940
	Wells Fargo & Company	1,298,041	53,596
	Blue Owl Capital, Inc., Class A	4,749,165	50,341
	MSCI, Inc.	98,300	45,726
	TPG, Inc., Class A	1,347,552	37,502

98	American Funds Insurance Series

Growth-Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	LPL Financial Holdings, Inc.	169,900	$36,727
	Western Alliance Bancorporation	486,936	29,002
	Citizens Financial Group, Inc.	728,750	28,691
	Bank of America Corp.	791,332	26,209
	PNC Financial Services Group, Inc.	152,679	24,114
	CME Group, Inc., Class A	5,500	925

			2,896,787

Consumer discretionary 7.82%	Amazon.com, Inc.[1]	5,804,151	487,549
	General Motors Company	8,736,000	293,879
	Dollar Tree Stores, Inc.[1]	1,279,006	180,903
	Home Depot, Inc.	551,165	174,091
	Hilton Worldwide Holdings, Inc.	1,177,320	148,766
	Royal Caribbean Cruises, Ltd.[1]	2,958,586	146,243
	Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
	D.R. Horton, Inc.	1,325,599	118,164
	Chipotle Mexican Grill, Inc.[1]	70,670	98,054
	Burlington Stores, Inc.[1]	399,428	80,988
	InterContinental Hotels Group PLC	1,396,700	80,392
	Starbucks Corp.	767,500	76,136
	NIKE, Inc., Class B	629,740	73,686
	Dollar General Corp.	291,102	71,684
	Lear Corp.	569,068	70,576
	Kering SA	101,695	52,046
	Aptiv PLC[1]	447,289	41,656
	Darden Restaurants, Inc.	296,000	40,946
	CarMax, Inc.[1]	650,000	39,578
	Churchill Downs, Inc.	185,426	39,205
	Airbnb, Inc., Class A1	350,000	29,925
	Norwegian Cruise Line Holdings, Ltd.[1]	2,177,187	26,649
	YUM! Brands, Inc.	196,630	25,184
	NVR, Inc.[1]	5,298	24,437
	Rivian Automotive, Inc., Class A1	1,071,576	19,749
	McDonald’s Corp.	25,000	6,588

			2,578,494

Communication services 7.52%	Alphabet, Inc., Class C1	5,068,984	449,771
	Alphabet, Inc., Class A1	4,841,135	427,133
	Netflix, Inc.[1]	1,812,523	534,477
	Comcast Corp., Class A	11,970,266	418,600
	Meta Platforms, Inc., Class A1	3,113,843	374,720
	Charter Communications, Inc., Class A1	378,097	128,213
	Electronic Arts, Inc.	843,700	103,083
	T-Mobile US, Inc.[1]	181,772	25,448
	Take-Two Interactive Software, Inc.[1]	178,984	18,638

			2,480,083

Consumer staples 5.80%	Philip Morris International, Inc.	6,790,089	687,225
	British American Tobacco PLC	9,433,859	374,286
	Keurig Dr Pepper, Inc.	6,469,367	230,698
	General Mills, Inc.	1,378,800	115,612
	Mondelez International, Inc.	1,506,161	100,386
	Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
	Anheuser-Busch InBev SA/NV	1,339,531	80,530
	Archer Daniels Midland Company	670,100	62,219
	Constellation Brands, Inc., Class A	237,807	55,112
	Bunge, Ltd.	538,852	53,761

American Funds Insurance Series	99

Growth-Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Procter & Gamble Company	180,677	$27,383
	Kraft Heinz Company	567,200	23,091
	Monster Beverage Corp.[1]	178,560	18,129

			1,911,910

Energy 4.78%	Chevron Corp.	2,053,300	368,547
	ConocoPhillips	2,749,013	324,383
	Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
	Baker Hughes Co., Class A	7,353,936	217,162
	EOG Resources, Inc.	620,310	80,343
	TC Energy Corp. (CAD denominated)[2]	1,849,358	73,728
	Exxon Mobil Corp.	660,220	72,822
	Equitrans Midstream Corp.	10,215,807	68,446
	Suncor Energy, Inc.	1,451,133	46,031
	Cheniere Energy, Inc.	238,735	35,801
	Diamondback Energy, Inc.	117,500	16,072

			1,578,057

Utilities 4.04%	PG&E Corp.[1]	25,776,996	419,134
	Edison International	2,689,330	171,095
	Entergy Corp.	1,304,500	146,756
	Constellation Energy Corp.	1,414,838	121,973
	Sempra Energy	690,000	106,633
	CenterPoint Energy, Inc.	2,840,104	85,175
	AES Corp.	2,803,707	80,635
	Enel SpA	12,931,498	69,549
	NextEra Energy, Inc.	585,000	48,906
	DTE Energy Company	401,000	47,129
	CMS Energy Corp.	551,001	34,895

			1,331,880

Materials 3.24%	Linde PLC	1,122,332	366,082
	Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
	Vale SA, ordinary nominative shares	3,404,848	57,318
	LyondellBasell Industries NV	1,735,980	144,138
	Albemarle Corp.	540,457	117,204
	Freeport-McMoRan, Inc.	2,382,960	90,553
	Corteva, Inc.	1,405,942	82,641
	ATI, Inc.[1]	1,769,447	52,836
	Barrick Gold Corp.	2,373,000	40,768
	Sherwin-Williams Company	101,038	23,979

			1,068,166

Real estate 1.84%	VICI Properties, Inc. REIT	9,124,903	295,647
	Equinix, Inc. REIT	298,158	195,302
	Crown Castle, Inc. REIT	864,782	117,299

			608,248

	Total common stocks (cost: $19,921,309,000)		30,171,965

Convertible stocks 0.83%
Health care 0.51%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	123,957	168,154

100	American Funds Insurance Series

Growth-Income Fund  (continued)

Convertible stocks (continued)		Shares	Value (000)
Consumer discretionary 0.14%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023	420,075	$45,082

Utilities 0.09%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	617,200	30,977

Financials 0.09%	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	527,700	30,211

	Total convertible stocks (cost: $288,316,000)		274,424

Bonds, notes & other debt instruments 0.02%		Principal amount (000)

Corporate bonds, notes & loans 0.02%
Industrials 0.02%	Boeing Company 4.875% 5/1/2025	USD4,706	4,674

Consumer discretionary 0.00%	General Motors Financial Co. 4.30% 7/13/2025	160	155
	General Motors Financial Co. 5.25% 3/1/2026	827	815

			970

Energy 0.00%	Weatherford International, Ltd. 11.00% 12/1/2024[3]	265	272

	Total corporate bonds, notes & loans		5,916

	Total bonds, notes & other debt instruments (cost: $5,868,000)		5,916

Short-term securities 8.45%		Shares

Money market investments 7.77%
	Capital Group Central Cash Fund 4.31%[4,5]	25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[4,6]	92,462,113	92,462
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[4,6]	91,131,298	91,131
	Capital Group Central Cash Fund 4.31%[4,5,6]	402,344	40,231

			223,824

	Total short-term securities (cost: $2,788,688,000)		2,789,014

	Total investment securities 100.78% (cost: $23,004,181,000)		33,241,319
	Other assets less liabilities (0.78)%		(258,352)

	Net assets 100.00%		$32,982,967

American Funds Insurance Series	101

Growth-Income Fund  (continued)

Investments in affiliates[5]
	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4]	$1,220,761	$5,840,874		$4,496,259	$(316)	$130	$2,565,190	$40,278

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[4,6]	39,148	1,083	[7]				40,231	–	[8]

Total 7.89%					$(316)	$130	$2,605,421	$40,278

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.

[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]Security	purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%		Shares	Value (000)
Financials 16.53%	AIA Group, Ltd.	408,000	$ 4,495
	Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
	AXA SA	114,432	3,189
	Zurich Insurance Group AG	5,399	2,580
	HDFC Bank, Ltd.	118,266	2,328
	Tokio Marine Holdings, Inc.	105,200	2,252
	UniCredit SpA	132,526	1,885
	Toronto-Dominion Bank (CAD denominated)	28,953	1,875
	Société Générale	70,627	1,772
	DNB Bank ASA	78,454	1,553
	Euronext NV	20,312	1,506
	Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
	Aon PLC, Class A	4,301	1,291
	Hana Financial Group, Inc.	37,354	1,250
	London Stock Exchange Group PLC	12,717	1,097
	Hang Seng Bank, Ltd.	66,200	1,096
	B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
	UBS Group AG	54,178	1,010
	Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
	Banco Santander, SA	307,795	922
	Resona Holdings, Inc.	167,200	918
	XP, Inc., Class A1	53,223	816
	Prudential PLC	55,866	756
	Erste Group Bank AG	22,556	719
	DBS Group Holdings, Ltd.	26,695	676
	Bank Leumi Le-Israel BM	77,681	648
	Discovery, Ltd.[1]	88,847	645
	Tryg A/S	25,561	606
	ABN AMRO Bank NV	42,512	587
	HDFC Life Insurance Company, Ltd.	82,955	566
	China Merchants Bank Co., Ltd., Class H	98,500	546
	Kotak Mahindra Bank, Ltd.	23,335	513
	Israel Discount Bank Ltd., Class A	87,914	462
	Banca Generali SpA	13,051	449
	ICICI Bank, Ltd. (ADR)	18,198	398
	Islandsbanki hf.	466,167	394
	Skandinaviska Enskilda Banken AB, Class A	32,490	374
	Brookfield Corp., Class A (CAD denominated)	10,905	343
	Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
	ICICI Securities, Ltd.	45,682	275
	Postal Savings Bank of China Co., Ltd., Class H	437,000	270
	ING Groep NV	21,878	267
	EQT AB	11,659	248
	United Overseas Bank, Ltd.	5,400	124
	AU Small Finance Bank, Ltd.	12,289	97
	Brookfield Asset Management, Ltd., Class A (CAD denominated)[1]	2,726	78
	Moscow Exchange MICEX-RTS PJSC[1,2]	346,177	–	[3]
	Sberbank of Russia PJSC[1,2]	476,388	–	[3]

			49,751

Industrials 11.96%	Airbus SE, non-registered shares	51,245	6,093
	BAE Systems PLC	413,069	4,269
	Alliance Global Group, Inc.	7,895,900	1,689
	ABB, Ltd.	50,534	1,539
	Rheinmetall AG	7,314	1,457
	SMC Corp.	3,100	1,312
	Daikin Industries, Ltd.	8,400	1,292
	RELX PLC	46,516	1,289
	Brenntag SE	19,924	1,274
	Bunzl PLC	34,974	1,167
	CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series	103

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Ryanair Holdings PLC (ADR)[1]	13,626	$ 1,019
	Safran SA	7,664	958
	InPost SA1	109,547	926
	Cathay Pacific Airways, Ltd.[1,4]	787,000	856
	LIXIL Corp.	50,900	776
	Mitsui & Co., Ltd.	25,200	733
	Waste Connections, Inc. (CAD denominated)	5,192	688
	Experian PLC	17,789	606
	TFI International, Inc. (CAD denominated)	5,936	594
	Techtronic Industries Co., Ltd.	50,500	562
	Caterpillar, Inc.	2,260	541
	BELIMO Holding AG	1,112	531
	Epiroc AB, Class A	19,779	362
	Epiroc AB, Class B	10,197	164
	Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
	Interpump Group SpA	9,158	415
	Deutsche Post AG	9,640	363
	Siemens AG	2,589	359
	Nidec Corp.	6,900	359
	DSV A/S	2,161	343
	Japan Airlines Co., Ltd.[1]	16,500	338
	Adecco Group AG	10,191	335
	Kone OYJ, Class B	5,245	272
	ASSA ABLOY AB, Class B	11,710	252
	Wizz Air Holdings PLC[1]	9,714	222
	SITC International Holdings Co., Ltd.	79,659	176
	Hitachi, Ltd.	2,400	121
	Polycab India, Ltd.	2,077	64
	Husqvarna AB, Class B	1,503	11

			35,996

Consumer discretionary 11.78%	Evolution AB	44,081	4,305
	LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
	MGM China Holdings, Ltd.[1]	2,330,000	2,568
	Renault SA1	75,272	2,508
	Sands China, Ltd.[1]	568,372	1,883
	Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
	InterContinental Hotels Group PLC	25,528	1,469
	Wynn Macau, Ltd.[1]	1,317,200	1,468
	Prosus NV, Class N	19,085	1,310
	Midea Group Co., Ltd., Class A	170,800	1,269
	Galaxy Entertainment Group, Ltd.	184,000	1,218
	Sodexo SA	11,689	1,118
	adidas AG	8,004	1,093
	Li Ning Co., Ltd.	122,500	1,051
	B&M European Value Retail SA	203,086	1,012
	Nitori Holdings Co., Ltd.	6,200	804
	Industria de Diseño Textil, SA	29,903	796
	Paltac Corp.	21,900	767
	Valeo SA, non-registered shares	40,170	716
	Stellantis NV	43,832	621
	OPAP SA	41,296	585
	Entain PLC	33,218	533
	Coupang, Inc., Class A1	32,030	471
	D’Ieteren Group	2,035	392
	Americanas SA, ordinary nominative shares	149,913	274
	Games Workshop Group PLC	2,532	262
	IDP Education, Ltd.	13,164	243
	JD.com, Inc., Class A	7,174	202
	Pan Pacific International Holdings Corp.	9,000	167
	Kering SA	287	147

104	American Funds Insurance Series

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Balkrishna Industries, Ltd.	4,894	$ 126
	Dixon Technologies (India), Ltd.	1,902	90
	MercadoLibre, Inc.[1]	88	75

			35,467

Consumer staples 11.46%	British American Tobacco PLC	196,339	7,790
	Philip Morris International, Inc.	65,119	6,591
	Nestlé SA	26,069	3,011
	Anheuser-Busch InBev SA/NV	40,759	2,450
	Carlsberg A/S, Class B	18,056	2,390
	Kweichow Moutai Co., Ltd., Class A	9,490	2,348
	Pernod Ricard SA	6,241	1,227
	Japan Tobacco, Inc.	58,100	1,175
	Asahi Group Holdings, Ltd.	33,300	1,037
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
	Arca Continental, SAB de CV	108,287	879
	Carrefour SA, non-registered shares	47,224	790
	KT&G Corp.	9,986	722
	Varun Beverages, Ltd.	43,375	691
	Ocado Group PLC[1]	80,608	607
	Imperial Brands PLC	20,722	518
	L’Oréal SA, non-registered shares	1,190	427
	Reckitt Benckiser Group PLC	5,140	357
	Haleon PLC[1]	60,392	241
	Danone SA	4,351	229
	Avenue Supermarts, Ltd.[1]	2,324	114

			34,486

Information technology 10.82%	Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
	ASML Holding NV	10,887	5,893
	Edenred SA	50,178	2,730
	Tokyo Electron, Ltd.	8,300	2,466
	Samsung Electronics Co., Ltd.	41,896	1,848
	MediaTek, Inc.	87,000	1,767
	Broadcom, Inc.	2,678	1,497
	SAP SE	13,056	1,347
	Keyence Corp.	2,700	1,057
	Kingdee International Software Group Co., Ltd.[1]	444,000	945
	Logitech International SA	14,465	898
	Nokia Corp.	184,789	859
	TDK Corp.	25,500	828
	Capgemini SE	4,791	804
	ASM International NV	2,074	525
	Vanguard International Semiconductor Corp.	186,000	468
	Halma PLC	12,131	290
	Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	238
	Nice, Ltd. (ADR)[1]	888	171
	Fujitsu, Ltd.	1,000	132
	eMemory Technology, Inc.	3,000	130
	Nomura Research Institute, Ltd.	5,300	126

			32,554

Health care 10.34%	AstraZeneca PLC	77,983	10,584
	Novo Nordisk A/S, Class B	49,782	6,740
	Sanofi	28,623	2,770
	EssilorLuxottica	10,095	1,838
	Siemens Healthineers AG	34,852	1,744
	Bayer AG	32,378	1,672
	GSK PLC	49,438	860

American Funds Insurance Series	105

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Genus PLC	21,154	$ 762
	Grifols, SA, Class B (ADR)[1]	88,384	751
	EUROAPI[1]	39,510	586
	Shionogi & Co., Ltd.	9,600	478
	Lonza Group AG	927	456
	Roche Holding AG, nonvoting non-registered shares	1,328	417
	Novartis AG	4,476	405
	BeiGene, Ltd. (ADR)[1]	1,387	305
	Hypera SA, ordinary nominative shares	30,419	260
	Innovent Biologics, Inc.[1]	48,500	208
	CanSino Biologics, Inc., Class H4	22,800	195
	HOYA Corp.	1,000	97

			31,128

Energy 7.77%	TotalEnergies SE	89,101	5,561
	BP PLC	643,014	3,739
	TechnipFMC PLC[1]	186,903	2,279
	Equinor ASA	57,576	2,065
	TC Energy Corp. (CAD denominated)	42,686	1,702
	Schlumberger, Ltd.	30,187	1,614
	Canadian Natural Resources, Ltd. (CAD denominated)[4]	25,703	1,427
	Aker BP ASA	43,949	1,370
	Cameco Corp. (CAD denominated)	52,625	1,193
	Reliance Industries, Ltd.	18,972	582
	Gaztransport & Technigaz SA	4,690	501
	Tourmaline Oil Corp.	9,772	493
	Woodside Energy Group, Ltd.	18,414	446
	INPEX Corp.	31,500	336
	Var Energi ASA	20,924	72
	Sovcomflot PAO[1,2]	356,717	–	[3]
	Gazprom PJSC[2]	671,150	–	[3]
	LUKOIL Oil Co. PJSC[2]	9,706	–	[3]

			23,380

Materials 5.76%	Vale SA, ordinary nominative shares	198,640	3,344
	Vale SA (ADR), ordinary nominative shares	80,910	1,373
	Linde PLC	7,570	2,469
	Glencore PLC	306,363	2,049
	Barrick Gold Corp.	94,562	1,625
	Barrick Gold Corp. (CAD denominated)	13,543	232
	UPM-Kymmene OYJ	23,659	887
	Rio Tinto PLC	10,464	734
	Asahi Kasei Corp.	99,900	710
	Air Liquide SA, non-registered shares	4,908	698
	Fresnillo PLC	58,201	632
	Koninklijke DSM NV	5,120	628
	Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
	Fortescue Metals Group, Ltd.	42,173	588
	Sika AG	1,500	362
	Shin-Etsu Chemical Co., Ltd.	1,900	231
	Givaudan SA	52	158
	Alrosa PJSC[1,2]	53,607	–	[3]

			17,334

Communication services 5.66%	Koninklijke KPN NV	752,688	2,329
	Nippon Telegraph and Telephone Corp.	81,600	2,329
	Tencent Holdings, Ltd.	50,600	2,151
	Telefónica, SA, non-registered shares	402,982	1,459
	Publicis Groupe SA	22,225	1,411

106	American Funds Insurance Series

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Sea, Ltd., Class A (ADR)[1]	21,542	$ 1,121
	BT Group PLC	635,302	863
	SoftBank Corp.	76,200	862
	Vodafone Group PLC	839,939	851
	América Móvil, SAB de CV, Series L (ADR)	41,487	755
	Singapore Telecommunications, Ltd.	319,600	614
	Deutsche Telekom AG1	29,435	587
	Indus Towers, Ltd.	246,737	567
	Viaplay Group AB, Class B1	20,606	393
	MTN Group, Ltd.	44,802	336
	Universal Music Group NV	9,460	228
	NetEase, Inc.	10,800	157
	Sitios Latinoamerica, SAB de CV, Class B1[1]	40,380	19
	Yandex NV, Class A1,2	5,000	–	[3]

			17,032

Utilities 3.07%	Engie SA	190,787	2,733
	Enel SpA	397,417	2,137
	ENN Energy Holdings, Ltd.	118,100	1,648
	Brookfield Infrastructure Partners, LP	36,875	1,142
	National Grid PLC	43,151	518
	Iberdrola, SA, non-registered shares	37,788	442
	China Resources Gas Group, Ltd.	106,200	396
	Veolia Environnement	9,023	232

			9,248

Real estate 1.60%	CK Asset Holdings, Ltd.	327,000	2,014
	Longfor Group Holdings, Ltd.	351,500	1,077
	Link REIT	108,007	793
	Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,561	551
	Embassy Office Parks REIT	94,895	385

			4,820

	Total common stocks (cost: $287,727,000)		291,196

Preferred securities 0.63%
Materials 0.40%	Gerdau SA, preferred nominative shares	216,930	1,207

Consumer discretionary 0.14%	Volkswagen AG, nonvoting preferred shares	3,468	432

Information technology 0.09%	Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261

	Total preferred securities (cost: $2,271,000)		1,900

Short-term securities 2.11%

Money market investments 1.82%
	Capital Group Central Cash Fund 4.31%[5,6]	54,926	5,492

American Funds Insurance Series	107

International Growth and Income Fund  (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,7]	851,683	$ 852
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,7]	14,166	14

		866

Total short-term securities (cost: $6,355,000)		6,358

Total investment securities 99.49% (cost: $296,353,000)		299,454
Other assets less liabilities 0.51%		1,543

Net assets 100.00%		$300,997

Forward currency contracts

				Unrealized
Contract amount				appreciation
Currency purchased	Currency sold		Settlement	at 12/31/2022
(000)	(000)	Counterparty	date	(000)
USD 612	GBP 502	UBS AG	1/12/2023	$5

Investments in affiliates[6]

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)

Short-term securities 1.82%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5]	$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]

All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented ..48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key	to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%		Shares	Value (000)
Financials 13.77%	Zurich Insurance Group AG	39,942	$ 19,087
	Toronto-Dominion Bank (CAD denominated)	162,719	10,536
	JPMorgan Chase & Co.	68,717	9,215
	PNC Financial Services Group, Inc.	49,137	7,761
	Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
	CME Group, Inc., Class A	45,573	7,664
	DBS Group Holdings, Ltd.	300,006	7,595
	Morgan Stanley	88,772	7,547
	DNB Bank ASA	301,733	5,974
	Power Corporation of Canada, subordinate voting shares	201,698	4,745
	BlackRock, Inc.	6,520	4,620
	B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
	Tryg A/S	138,292	3,280
	Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
	Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
	Webster Financial Corp.	61,978	2,934
	AIA Group, Ltd.	253,600	2,794
	American International Group, Inc.	43,993	2,782
	Principal Financial Group, Inc.	31,762	2,665
	Blackstone, Inc., nonvoting shares	33,399	2,478
	KBC Groep NV	33,615	2,158
	United Overseas Bank, Ltd.	89,200	2,046
	State Street Corp.	26,015	2,018
	Kaspi.kz JSC[1]	21,756	1,555
	Kaspi.kz JSC (GDR)	5,969	426
	East West Bancorp, Inc.	29,501	1,944
	ING Groep NV	157,320	1,919
	Wells Fargo & Company	45,898	1,895
	China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
	National Bank of Canada	24,069	1,622
	Travelers Companies, Inc.	8,641	1,620
	Swedbank AB, Class A	88,691	1,507
	Citizens Financial Group, Inc.	36,461	1,436
	KeyCorp	75,308	1,312
	China Merchants Bank Co., Ltd., Class A	131,100	703
	China Merchants Bank Co., Ltd., Class H	94,500	524
	IIFL Wealth Management, Ltd.	55,104	1,183
	Franklin Resources, Inc.	42,738	1,127
	OneMain Holdings, Inc.	33,517	1,116
	EFG International AG	113,913	1,086
	BNP Paribas SA	17,927	1,020
	Great-West Lifeco, Inc.	43,284	1,001
	Truist Financial Corp.	23,131	995
	Corebridge Financial, Inc.	44,617	895
	Hang Seng Bank, Ltd.	52,200	864
	Euronext NV	11,304	838
	Hong Kong Exchanges and Clearing, Ltd.	18,300	791
	Bank Central Asia Tbk PT	1,423,700	781
	TPG, Inc., Class A	26,918	749
	Citigroup, Inc.	16,200	733
	Patria Investments, Ltd., Class A	47,813	666
	Banco Santander, SA	201,758	604
	Vontobel Holding AG	7,885	524
	Macquarie Group, Ltd.	4,045	459
	Hana Financial Group, Inc.	10,680	357
	Cullen/Frost Bankers, Inc.	1,968	263
	UniCredit SpA	12,643	180
	SouthState Corp.	2,204	168
	Moscow Exchange MICEX-RTS PJSC[2,3]	875,002	–	[4]
	Sberbank of Russia PJSC[2,3]	204,176	–	[4]

			156,843

American Funds Insurance Series	109

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples 10.07%	Philip Morris International, Inc.	259,908	$ 26,305
	British American Tobacco PLC	471,482	18,706
	General Mills, Inc.	102,770	8,617
	Altria Group, Inc.	188,250	8,605
	PepsiCo, Inc.	47,154	8,519
	Nestlé SA	70,531	8,145
	Kimberly-Clark Corp.	39,311	5,337
	Imperial Brands PLC	207,379	5,181
	ITC, Ltd.	1,060,348	4,250
	Unilever PLC (GBP denominated)	57,668	2,909
	Carlsberg A/S, Class B	19,656	2,602
	Keurig Dr Pepper, Inc.	72,760	2,595
	Danone SA	48,454	2,553
	Anheuser-Busch InBev SA/NV	37,592	2,260
	Kraft Heinz Company	32,392	1,319
	Seven & i Holdings Co., Ltd.	29,600	1,266
	Procter & Gamble Company	7,687	1,165
	Mondelez International, Inc.	14,725	981
	Vector Group, Ltd.	69,487	824
	Essity Aktiebolag, Class B	23,218	610
	Viscofan, SA, non-registered shares	9,124	589
	Reckitt Benckiser Group PLC	7,982	555
	Scandinavian Tobacco Group A/S	21,667	380
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
	Coca-Cola HBC AG (CDI)	7,021	168

			114,672

Health care 9.47%	AbbVie, Inc.	173,251	27,999
	Amgen, Inc.	53,879	14,151
	Gilead Sciences, Inc.	153,232	13,155
	AstraZeneca PLC	60,447	8,204
	Abbott Laboratories	66,565	7,308
	Medtronic PLC	82,068	6,378
	Novartis AG	65,737	5,955
	Bristol-Myers Squibb Company	74,164	5,336
	Pfizer, Inc.	89,394	4,581
	UnitedHealth Group, Inc.	6,954	3,687
	Roche Holding AG, nonvoting non-registered shares	10,419	3,274
	Takeda Pharmaceutical Company, Ltd.	87,100	2,720
	Royalty Pharma PLC, Class A	42,309	1,672
	Merck & Co., Inc.	7,825	868
	EBOS Group, Ltd.	30,676	850
	CVS Health Corp.	7,431	692
	Bayer AG	12,641	653
	GSK PLC	17,925	312
	Koninklijke Philips NV (EUR denominated)	4,898	74
	Organon & Co.	662	18

			107,887

Industrials 7.34%	Raytheon Technologies Corp.	239,595	24,180
	Lockheed Martin Corp.	11,445	5,568
	BAE Systems PLC	526,461	5,441
	Honeywell International, Inc.	24,790	5,312
	Siemens AG	36,680	5,091
	RELX PLC	131,761	3,650
	RELX PLC (ADR)	8,177	227
	Kone OYJ, Class B	71,780	3,718
	L3Harris Technologies, Inc.	16,708	3,479
	Deutsche Post AG	64,678	2,435
	VINCI SA	24,215	2,418

110	American Funds Insurance Series

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Singapore Technologies Engineering, Ltd.	898,600	$ 2,249
	Trinity Industries, Inc.	72,684	2,149
	BOC Aviation, Ltd.	194,500	1,617
	Illinois Tool Works, Inc.	7,243	1,596
	ITOCHU Corp.	44,400	1,388
	SGS SA	589	1,364
	Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
	Trelleborg AB, Class B	47,577	1,101
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
	AB Volvo, Class B	58,146	1,053
	Norfolk Southern Corp.	3,965	977
	LIXIL Corp.	54,600	832
	Ventia Services Group Pty, Ltd.	490,862	796
	United Parcel Service, Inc., Class B	4,455	774
	Union Pacific Corp.	3,606	747
	Marubeni Corp.	56,900	650
	General Dynamics Corp.	2,526	627
	Waste Management, Inc.	3,955	620
	Carrier Global Corp.	13,015	537
	Airbus SE, non-registered shares	3,671	436
	Sulzer AG	4,695	367

			83,610

Information technology 6.92%	Broadcom, Inc.	65,566	36,661
	Microsoft Corp.	63,062	15,124
	Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
	Paychex, Inc.	17,290	1,998
	Texas Instruments, Inc.	11,533	1,905
	KLA Corp.	4,878	1,839
	Vanguard International Semiconductor Corp.	618,700	1,558
	Automatic Data Processing, Inc.	6,477	1,547
	QUALCOMM, Inc.	11,372	1,250
	Western Union Company	83,565	1,151
	Tokyo Electron, Ltd.	3,500	1,040
	SAP SE	10,071	1,039
	Analog Devices, Inc.	5,930	973
	NetApp, Inc.	14,882	894
	GlobalWafers Co., Ltd.	46,938	652
	Fidelity National Information Services, Inc.	9,497	644
	Intel Corp.	18,944	501
	MediaTek, Inc.	24,000	487
	Tripod Technology Corp.	152,000	465
	SINBON Electronics Co., Ltd.	42,446	380
	BE Semiconductor Industries NV	3,388	206

			78,823

Utilities 6.24%	Dominion Energy, Inc.	102,936	6,312
	Iberdrola, SA, non-registered shares	496,459	5,807
	DTE Energy Company	49,064	5,766
	National Grid PLC	476,775	5,727
	Engie SA	335,814	4,810
	Engie SA, bonus shares	36,900	529
	Power Grid Corporation of India, Ltd.	2,007,912	5,169
	E.ON SE	486,449	4,855
	The Southern Co.	62,100	4,434
	Edison International	60,608	3,856
	Duke Energy Corp.	32,752	3,373
	AES Corp.	108,568	3,122
	Entergy Corp.	26,522	2,984
	Exelon Corp.	49,566	2,143

American Funds Insurance Series	111

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	Public Service Enterprise Group, Inc.	28,665	$ 1,756
	SSE PLC	77,332	1,595
	CenterPoint Energy, Inc.	51,179	1,535
	Sempra Energy	9,762	1,509
	ENN Energy Holdings, Ltd.	93,600	1,306
	Enel SpA	240,213	1,292
	NextEra Energy, Inc.	13,466	1,126
	Evergy, Inc.	15,369	967
	Power Assets Holdings, Ltd.	106,500	583
	CMS Energy Corp.	3,992	253
	American Electric Power Company, Inc.	1,512	144
	SembCorp Industries, Ltd.	44,800	113

			71,066

Energy 6.00%	Canadian Natural Resources, Ltd. (CAD denominated)[5]	195,057	10,832
	Chevron Corp.	47,686	8,559
	TC Energy Corp. (CAD denominated)	181,889	7,252
	TC Energy Corp.	16,085	641
	Exxon Mobil Corp.	69,719	7,690
	TotalEnergies SE	90,216	5,631
	BP PLC	806,006	4,687
	EOG Resources, Inc.	34,736	4,499
	Shell PLC (GBP denominated)	115,306	3,277
	Shell PLC (ADR)	8,467	482
	Woodside Energy Group, Ltd.	86,228	2,086
	Woodside Energy Group, Ltd. (CDI)	23,081	557
	ConocoPhillips	20,510	2,420
	Pioneer Natural Resources Company	10,296	2,352
	Schlumberger, Ltd.	36,843	1,970
	Enbridge, Inc. (CAD denominated)	40,329	1,576
	Baker Hughes Co., Class A	52,596	1,553
	Equitrans Midstream Corp.	213,059	1,427
	DT Midstream, Inc.	13,716	758
	Galp Energia, SGPS, SA, Class B	11,022	149
	Gazprom PJSC[2]	880,428	–	[4]

			68,398

Real estate 5.99%	VICI Properties, Inc. REIT	586,804	19,012
	Crown Castle, Inc. REIT	113,151	15,348
	Equinix, Inc. REIT	10,699	7,008
	Gaming and Leisure Properties, Inc. REIT	93,929	4,893
	Federal Realty Investment Trust REIT	28,164	2,846
	Link REIT	372,507	2,735
	American Tower Corp. REIT	9,879	2,093
	CK Asset Holdings, Ltd.	318,000	1,958
	Boston Properties, Inc. REIT	22,486	1,520
	Charter Hall Group REIT	146,326	1,192
	Longfor Group Holdings, Ltd.	353,000	1,082
	POWERGRID Infrastructure Investment Trust	681,036	1,047
	Embassy Office Parks REIT	245,585	996
	Mindspace Business Parks REIT	214,689	868
	Extra Space Storage, Inc. REIT	5,810	855
	Americold Realty Trust, Inc. REIT	30,182	854
	Sun Hung Kai Properties, Ltd.	61,255	838
	CTP NV	68,103	802
	Digital Realty Trust, Inc. REIT	6,950	697

112	American Funds Insurance Series

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Kimco Realty Corp. REIT	31,388	$ 665
	Prologis, Inc. REIT	4,763	537
	CubeSmart REIT	8,847	356

			68,202

Materials 2.91%	Vale SA (ADR), ordinary nominative shares	349,433	5,930
	Vale SA, ordinary nominative shares	225,247	3,792
	Rio Tinto PLC	79,626	5,587
	Air Products and Chemicals, Inc.	9,631	2,969
	Linde PLC	8,936	2,915
	BHP Group, Ltd. (CDI)	82,385	2,540
	International Flavors & Fragrances, Inc.	21,588	2,263
	LyondellBasell Industries NV	18,557	1,541
	Evonik Industries AG	54,480	1,046
	Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
	BASF SE	16,131	801
	UPM-Kymmene OYJ	19,684	738
	Asahi Kasei Corp.	96,900	688
	Fortescue Metals Group, Ltd.	28,457	397
	Nexa Resources SA5	51,286	309
	WestRock Co.	7,448	262
	Shin-Etsu Chemical Co., Ltd.	1,900	231
	Smurfit Kappa Group PLC	4,754	176

			33,181

Consumer discretionary 2.90%	Starbucks Corp.	41,213	4,088
	Home Depot, Inc.	12,852	4,059
	Industria de Diseño Textil, SA	149,994	3,994
	Midea Group Co., Ltd., Class A	513,775	3,816
	McDonald’s Corp.	11,404	3,005
	Kering SA	5,640	2,887
	Restaurant Brands International, Inc.	38,245	2,473
	LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
	YUM! Brands, Inc.	10,281	1,317
	Galaxy Entertainment Group, Ltd.	196,000	1,298
	Cie. Financière Richemont SA, Class A	7,967	1,031
	Darden Restaurants, Inc.	7,101	982
	Mercedes-Benz Group AG	8,466	556
	OPAP SA	27,844	395
	Pearson PLC	26,653	302
	Inchcape PLC	26,460	261
	Kindred Group PLC (SDR)	24,452	255
	VF Corp.	4,833	134
	Thule Group AB	4,224	88

			33,019

Communication services 2.85%	Comcast Corp., Class A	222,680	7,787
	Verizon Communications, Inc.	113,150	4,458
	SoftBank Corp.	380,300	4,300
	Singapore Telecommunications, Ltd.	1,528,600	2,935
	Koninklijke KPN NV	918,661	2,842
	BCE, Inc.	54,651	2,401
	Nippon Telegraph and Telephone Corp.	75,100	2,143
	HKT Trust and HKT, Ltd., units	1,127,240	1,378
	Warner Music Group Corp., Class A	33,470	1,172
	Omnicom Group, Inc.	10,871	887
	WPP PLC	81,366	808

American Funds Insurance Series	113

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Indus Towers, Ltd.	211,665	$ 486
	América Móvil, SAB de CV, Series L (ADR)	24,725	450
	ProSiebenSat.1 Media SE	40,927	366

			32,413

	Total common stocks (cost: $704,847,000)		848,114

Preferred securities 0.05%
Information technology 0.05%	Samsung Electronics Co., Ltd., nonvoting preferred shares	13,546	545

	Total preferred securities (cost: $456,000)		545

Rights & warrants 0.00%
Consumer discretionary 0.00%	Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[3]	7,130	6

	Total rights & warrants (cost: $0)		6

Convertible stocks 0.44%
Utilities 0.28%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	35,900	1,802
	AES Corp., convertible preferred units, 6.875% 2/15/2024	8,659	883
	American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	9,704	501

			3,186

Health care 0.10%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[5]	841	1,141

Consumer discretionary 0.06%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023	6,448	692

	Total convertible stocks (cost: $4,623,000)		5,019

Investment funds 2.46%
	Capital Group Central Corporate Bond Fund[6]	3,442,868	28,059

	Total investment funds (cost: $33,742,000)		28,059

Bonds, notes & other debt instruments 18.22%		Principal amount (000)

U.S. Treasury bonds & notes 9.44%
U.S. Treasury 7.06%	U.S. Treasury 0.125% 1/31/2023	USD2,200	2,193
	U.S. Treasury 0.375% 10/31/2023	875	844
	U.S. Treasury 0.125% 12/15/2023	8,410	8,057
	U.S. Treasury 2.50% 4/30/2024	2,224	2,161
	U.S. Treasury 3.25% 8/31/2024	554	542
	U.S. Treasury 0.625% 10/15/2024	11,050	10,322
	U.S. Treasury 0.75% 11/15/2024	3,525	3,291
	U.S. Treasury 4.50% 11/30/2024	3,677	3,678
	U.S. Treasury 4.00% 12/15/2025	4,257	4,230
	U.S. Treasury 0.75% 3/31/2026	1	1
	U.S. Treasury 0.75% 4/30/2026	1,093	977
	U.S. Treasury 0.75% 5/31/2026	3,850	3,435

114	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 1.875% 6/30/2026	USD6,300		$ 5,845
	U.S. Treasury 1.125% 10/31/2026	995		890
	U.S. Treasury 2.00% 11/15/2026[7]	2,800		2,589
	U.S. Treasury 0.50% 4/30/2027	2,900		2,498
	U.S. Treasury 6.125% 11/15/2027	950		1,037
	U.S. Treasury 3.875% 11/30/2027	15,438		15,354
	U.S. Treasury 1.25% 3/31/2028	1,350		1,174
	U.S. Treasury 3.875% 11/30/2029	1,360		1,351
	U.S. Treasury 6.25% 5/15/2030	890		1,016
	U.S. Treasury 4.125% 11/15/2032	1,610		1,642
	U.S. Treasury 1.125% 5/15/2040[7]	2,400		1,506
	U.S. Treasury 2.00% 11/15/2041	300		215
	U.S. Treasury 4.00% 11/15/2042	806		790
	U.S. Treasury 2.375% 5/15/2051	197		142
	U.S. Treasury 3.00% 8/15/2052[7]	5,411		4,486
	U.S. Treasury 4.00% 11/15/2052	115		116

				80,382

U.S. Treasury inflation-protected securities 2.38%	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[8]	2,610		2,605
	U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[8]	3,400		3,367
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[8]	1,818		1,797
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[8]	1,220		1,195
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]	1,581		1,539
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[8]	1,887		1,828
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[8]	2,752		2,652
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[8]	539		518
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[8]	1,269		1,210
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[8]	377		362
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[8]	230		218
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[8]	2,388		2,245
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[8]	2,253		2,250
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[8]	242		227
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[8]	2,143		1,925
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[8]	1,831		1,625
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[8]	139		123
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[8]	201		169
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7,8]	2,031		1,311

				27,166

	Total U.S. Treasury bonds & notes			107,548

Mortgage-backed obligations 6.13%
Federal agency mortgage-backed obligations 5.40%	Fannie Mae Pool #695412 5.00% 6/1/2033[9]	–	[4]	–	[4]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[9]	2		2
	Fannie Mae Pool #931768 5.00% 8/1/2039[9]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[9]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[9]	2		2
	Fannie Mae Pool #AE0311 3.50% 8/1/2040[9]	9		8
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[9]	8		8
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[9]	7		6
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[9]	7		7
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[9]	5		5
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[9]	2		2
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[9]	4		4
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[9]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[9]	2		2
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[9]	2		2
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[9]	150		138
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[9]	1		1

American Funds Insurance Series	115

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[9]	USD39	$ 37
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[9]	20	19
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[9]	27	25
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[9]	8	8
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[9]	5	5
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[9]	38	35
	Fannie Mae Pool #CA5540 3.00% 4/1/2050[9]	3,219	2,861
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[9]	376	337
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[9]	23	21
	Fannie Mae Pool #BV0790 3.50% 1/1/2052[9]	97	88
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[9]	1,017	907
	Fannie Mae Pool #CB3236 3.00% 3/1/2052[9]	424	373
	Fannie Mae Pool #FS3275 3.00% 4/1/2052[9]	787	691
	Fannie Mae Pool #MA4600 3.50% 5/1/2052[9]	1,452	1,321
	Fannie Mae Pool #BT8370 3.50% 6/1/2052[9]	291	265
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[9]	353	332
	Fannie Mae Pool #MA4782 3.50% 10/1/2052[9]	880	800
	Fannie Mae Pool #MA4877 6.50% 12/1/2052[9]	103	106
	Fannie Mae Pool #MA4902 3.50% 1/1/2053[9]	53	48
	Fannie Mae Pool #MA4866 4.00% 1/1/2053[9]	828	777
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[9]	30	30
	Fannie Mae Pool #MA4895 6.50% 1/1/2053[9]	118	121
	Fannie Mae Pool #BF0142 5.50% 8/1/2056[9]	391	404
	Fannie Mae Pool #BF0342 5.50% 1/1/2059[9]	266	272
	Fannie Mae Pool #BM6737 4.50% 11/1/2059[9]	704	691
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[9]	458	401
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[9]	1	1
	Freddie Mac Pool #G67711 4.00% 3/1/2048[9]	234	225
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[9]	20	19
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[9]	19	18
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[9]	10	9
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[9]	28	27
	Freddie Mac Pool #Q57242 4.50% 7/1/2048[9]	13	13
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[9]	51	51
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[9]	28	27
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[9]	20	20
	Freddie Mac Pool #ZT1704 4.50% 1/1/2049[9]	1,234	1,218
	Freddie Mac Pool #QD2877 3.00% 12/1/2051[9]	130	114
	Freddie Mac Pool #SD1374 3.00% 3/1/2052[9]	430	378
	Freddie Mac Pool #SD1937 3.00% 3/1/2052[9]	243	214
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[9]	340	319
	Freddie Mac Pool #RA7556 4.50% 6/1/2052[9]	936	903
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[9]	605	531
	Freddie Mac Pool #SD1584 4.50% 9/1/2052[9]	206	202
	Freddie Mac Pool #QF1730 4.00% 10/1/2052[9]	838	787
	Freddie Mac Pool #SD8256 4.00% 10/1/2052[9]	100	94
	Freddie Mac Pool #SD8264 3.50% 11/1/2052[9]	200	182
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[9]	1,959	1,887
	Freddie Mac Pool #SD8281 6.50% 12/1/2052[9]	406	416
	Freddie Mac Pool #SD8285 3.50% 1/1/2053[9]	14	13
	Freddie Mac Pool #SD8286 4.00% 1/1/2053[9]	200	188
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[9]	35	35
	Freddie Mac Pool #SD8282 6.50% 1/1/2053[9]	457	468
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[9,10]	115	108
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[9]	235	219
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[9,10]	233	218
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[9,10]	97	88

116	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[9]	USD80		$ 73
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[9]	20		19
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[9]	1,001		905
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[9]	408		386
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[9]	629		594
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[9]	18		17
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[9]	10		9
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[9]	922		881
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[9]	1,293		1,191
	Government National Mortgage Assn. 4.00% 1/1/2053[9,11]	3,400		3,218
	Government National Mortgage Assn. 4.50% 1/1/2053[9,11]	60		58
	Government National Mortgage Assn. 5.00% 2/1/2053[9,11]	8,731		8,652
	Government National Mortgage Assn. 5.50% 2/1/2053[9,11]	1,017		1,022
	Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[9]	454		441
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[9]	2,927		2,773
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[9]	1,054		1,024
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[9]	54		52
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[9]	300		291
	Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[9]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[9]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[9]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/2064[9]	1		1
	Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[9]	–	[4]	–	[4]
	Uniform Mortgage-Backed Security 2.50% 1/1/2038[9,11]	1,708		1,563
	Uniform Mortgage-Backed Security 2.00% 1/1/2053[9,11]	60		49
	Uniform Mortgage-Backed Security 2.50% 1/1/2053[9,11]	140		119
	Uniform Mortgage-Backed Security 4.00% 1/1/2053[9,11]	340		319
	Uniform Mortgage-Backed Security 4.50% 1/1/2053[9,11]	340		327
	Uniform Mortgage-Backed Security 5.00% 1/1/2053[9,11]	1,250		1,232
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[9,11]	13,500		13,538
	Uniform Mortgage-Backed Security 6.50% 1/1/2053[9,11]	1,836		1,880
	Uniform Mortgage-Backed Security 4.00% 2/1/2053[9,11]	172		161
	Uniform Mortgage-Backed Security 5.50% 2/1/2053[9,11]	80		80
	Uniform Mortgage-Backed Security 6.00% 2/1/2053[9,11]	470		477

				61,513

Collateralized mortgage-backed obligations (privately originated) 0.42%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,9,10]	141		112
	BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,9,10]	84		75
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,9]	90		78
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,9,10]	71		69
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,9,10]	136		129
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,9,10]	104		99
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,9,10]	185		175
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,9,10]	10		10
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[1,9,10]	4		4
	Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[1,9]	59		61
	Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,9]	67		66

American Funds Insurance Series	117

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,9,10]	USD117	$ 95
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[9,10]	252	261
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[1,9,10]	109	109
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[1,9,10]	19	19
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[1,9,10]	34	34
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[1,9,10]	64	65
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.089% 1/25/2050[1,9,10]	188	187
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[1,9,10]	408	407
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 9.489% 6/27/2050[1,9,10]	108	112
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[1,9,10]	540	575
	Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,9]	196	184
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,9,12]	200	185
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,9,10]	78	71
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,9,12]	132	119
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,9,10]	202	195
	NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.139% 5/25/2055[1,9,10]	281	277
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,9]	100	91
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,9,10]	66	62
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,9,10]	20	19
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,9,10]	20	19
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,9,10]	40	39
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,9,10]	49	47
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,9,10]	24	23
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,9]	472	420
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,2]	100	89
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,9]	196	170

			4,752

Commercial mortgage-backed securities 0.31%	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,9,10]	110	108
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[1,9,10]	329	322
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,9,10]	332	330
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[1,9,10]	548	529
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,9,10]	266	253
	BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[1,9,10]	100	93
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[1,9,10]	155	152
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[1,9,10]	173	167

118	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[1,9,10]	USD99	$ 94
	BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[1,9,10]	100	95
	BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/2039[1,9,10]	99	99
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[1,9,10]	98	95
	GreatWolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[1,9,10]	24	23
	GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/2025[1,9,10]	229	223
	Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 5.468% 5/17/2038[1,9,10]	300	292
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,9,10]	100	78
	La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[1,9,10]	50	49
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,9,10]	62	59
	Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 7.639% 10/15/2049[1,9,10]	141	133
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[1,9,10]	361	348

			3,542

	Total mortgage-backed obligations		69,807

Corporate bonds, notes & loans 1.72%
Health care 0.28%	AbbVie, Inc. 3.20% 11/21/2029	25	23
	AbbVie, Inc. 4.25% 11/21/2049	39	33
	Amgen, Inc. 4.05% 8/18/2029	145	136
	Amgen, Inc. 4.20% 3/1/2033	133	123
	Amgen, Inc. 4.20% 2/22/2052	19	15
	Amgen, Inc. 4.875% 3/1/2053	45	40
	AstraZeneca PLC 3.375% 11/16/2025	200	193
	AstraZeneca PLC 3.00% 5/28/2051	11	8
	Centene Corp. 4.625% 12/15/2029	530	486
	Centene Corp. 3.375% 2/15/2030	179	152
	Centene Corp. 2.625% 8/1/2031	40	31
	Gilead Sciences, Inc. 1.65% 10/1/2030	8	6
	HCA, Inc. 2.375% 7/15/2031	18	14
	Humana, Inc. 3.70% 3/23/2029	12	11
	Merck & Co., Inc. 1.70% 6/10/2027	118	105
	Merck & Co., Inc. 3.40% 3/7/2029	110	103
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	8	6
	Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050	2	1
	Shire PLC 3.20% 9/23/2026	270	254
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	700	687
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	650	570
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	300	184
	Zoetis, Inc. 5.60% 11/16/2032	25	26

			3,207

Energy 0.27%	Apache Corp. 4.25% 1/15/2030	385	341
	Baker Hughes Holdings, LLC 2.061% 12/15/2026	8	7
	BP Capital Markets America, Inc. 3.633% 4/6/2030	360	331
	Cenovus Energy, Inc. 5.40% 6/15/2047	73	66
	EQT Corp. 5.00% 1/15/2029	35	33
	EQT Corp. 3.625% 5/15/2031[1]	20	17

American Funds Insurance Series	119

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)	Equinor ASA 2.375% 5/22/2030	USD365	$ 311
	Exxon Mobil Corp. 2.995% 8/16/2039	200	154
	Exxon Mobil Corp. 3.452% 4/15/2051	25	19
	Kinder Morgan, Inc. 5.45% 8/1/2052	11	10
	MPLX, LP 4.95% 9/1/2032	20	19
	MPLX, LP 4.95% 3/14/2052	20	16
	New Fortress Energy, Inc. 6.50% 9/30/2026[1]	80	75
	NGL Energy Operating, LLC 7.50% 2/1/2026[1]	80	71
	ONEOK, Inc. 3.10% 3/15/2030	42	35
	ONEOK, Inc. 7.15% 1/15/2051	97	99
	Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035	150	109
	Petróleos Mexicanos 6.50% 1/23/2029	20	17
	Petróleos Mexicanos 8.75% 6/2/2029	177	166
	Sabine Pass Liquefaction, LLC 4.50% 5/15/2030	142	132
	Shell International Finance BV 2.00% 11/7/2024	420	400
	TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[12]	540	515
	TransCanada PipeLines, Ltd. 5.10% 3/15/2049	150	137
	Williams Companies, Inc. 5.30% 8/15/2052	40	36

			3,116

Communication services 0.24%	América Móvil, SAB de CV, 8.46% 12/18/2036	MXN1,300	58
	AT&T, Inc. 3.50% 6/1/2041	USD75	56
	CCO Holdings, LLC 4.25% 2/1/2031[1]	360	290
	CCO Holdings, LLC 4.75% 2/1/2032[1]	25	20
	CCO Holdings, LLC 4.25% 1/15/2034[1]	175	130
	Charter Communications Operating, LLC 3.70% 4/1/2051	25	15
	Meta Platforms, Inc. 3.85% 8/15/2032	160	141
	Meta Platforms, Inc. 4.45% 8/15/2052	95	76
	Netflix, Inc. 4.875% 4/15/2028	150	145
	SBA Tower Trust 1.631% 11/15/2026[1]	253	215
	Sprint Corp. 6.875% 11/15/2028	325	338
	Sprint Corp. 8.75% 3/15/2032	90	107
	T-Mobile US, Inc. 3.875% 4/15/2030	625	568
	T-Mobile US, Inc. 2.55% 2/15/2031	253	207
	Verizon Communications, Inc. 1.75% 1/20/2031	142	111
	Walt Disney Company 4.625% 3/23/2040	120	113
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]	56	46
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]	47	36
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]	88	64

			2,736

Utilities 0.23%	AEP Transmission Co., LLC 3.80% 6/15/2049	45	35
	Duke Energy Florida, LLC 5.95% 11/15/2052	25	27
	Edison International 4.125% 3/15/2028	132	123
	Edison International 6.95% 11/15/2029	25	26
	FirstEnergy Corp. 2.65% 3/1/2030	493	403
	FirstEnergy Corp. 2.25% 9/1/2030	107	85
	ITC Holdings Corp. 3.35% 11/15/2027	25	23
	Pacific Gas and Electric Co. 3.25% 2/16/2024	1,025	1,001
	Pacific Gas and Electric Co. 2.95% 3/1/2026	97	89
	Pacific Gas and Electric Co. 3.75% 7/1/2028	105	93
	Pacific Gas and Electric Co. 4.65% 8/1/2028	284	262
	Pacific Gas and Electric Co. 2.50% 2/1/2031	375	292
	Southern California Edison Co., Series C, 3.60% 2/1/2045	206	149
	Union Electric Co. 3.90% 4/1/2052	25	20
	WEC Energy Group, Inc. 5.15% 10/1/2027	25	25

			2,653

120	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.20%	AerCap Ireland Capital DAC 3.30% 1/30/2032	USD150	$ 118
	American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[12]	82	78
	Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[12]	40	39
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]	231	177
	Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[12]	84	80
	Charles Schwab Corp. 2.45% 3/3/2027	25	23
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[12]	35	28
	CME Group, Inc. 2.65% 3/15/2032	50	42
	Corebridge Financial, Inc. 3.85% 4/5/2029[1]	180	164
	Corebridge Financial, Inc. 3.90% 4/5/2032[1]	32	28
	Corebridge Financial, Inc. 4.35% 4/5/2042[1]	7	6
	Corebridge Financial, Inc. 4.40% 4/5/2052[1]	49	39
	Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,12]	250	257
	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,12]	200	184
	Discover Financial Services 6.70% 11/29/2032	25	25
	Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[12]	75	59
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]	40	33
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	18	17
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	16	15
	JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[12]	100	100
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]	40	39
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[12]	227	174
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[12]	17	14
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[12]	25	24
	Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[12]	20	19
	Navient Corp. 5.00% 3/15/2027	150	132
	New York Life Global Funding 3.00% 1/10/2028[1]	150	138
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[12]	38	24
	Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[12]	45	44
	Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[12]	105	89
	Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[12]	35	33

			2,242

Consumer discretionary 0.19%	Bayerische Motoren Werke AG 3.45% 4/1/2027[1]	25	23
	Bayerische Motoren Werke AG 4.15% 4/9/2030[1]	290	276
	Bayerische Motoren Werke AG 3.70% 4/1/2032[1]	25	22
	Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]	495	476
	Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]	175	162
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]	150	126
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]	150	117
	Ford Motor Co. 2.30% 2/10/2025	200	183
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	200	193
	Grand Canyon University 4.125% 10/1/2024	200	188
	McDonald’s Corp. 4.60% 9/9/2032	15	15
	McDonald’s Corp. 5.15% 9/9/2052	10	10
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]	160	172
	Toyota Motor Credit Corp. 5.40% 11/10/2025	228	232

			2,195

Industrials 0.10%	Ashtead Capital, Inc. 5.50% 8/11/2032[1]	200	192
	Boeing Company 4.508% 5/1/2023	270	270
	Boeing Company 2.75% 2/1/2026	91	84
	Boeing Company 3.625% 2/1/2031	280	246
	Boeing Company 5.805% 5/1/2050	95	89

American Funds Insurance Series	121

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD78	$ 65
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	102	69
	CSX Corp. 4.75% 11/15/2048	50	45
	CSX Corp. 4.50% 11/15/2052	35	31
	Lockheed Martin Corp. 5.10% 11/15/2027	19	19
	Masco Corp. 3.125% 2/15/2051	10	6
	Union Pacific Corp. 2.80% 2/14/2032	17	15
	Union Pacific Corp. 3.50% 2/14/2053	20	15

			1,146

Consumer staples 0.09%	7-Eleven, Inc. 0.80% 2/10/2024[1]	50	48
	7-Eleven, Inc. 1.30% 2/10/2028[1]	30	25
	7-Eleven, Inc. 1.80% 2/10/2031[1]	207	159
	Altria Group, Inc. 3.875% 9/16/2046	22	15
	Altria Group, Inc. 3.70% 2/4/2051	28	18
	Anheuser-Busch InBev NV 4.50% 6/1/2050	20	18
	British American Tobacco PLC 4.70% 4/2/2027	105	101
	British American Tobacco PLC 4.448% 3/16/2028	150	139
	British American Tobacco PLC 4.54% 8/15/2047	82	58
	British American Tobacco PLC 4.758% 9/6/2049	121	88
	Kraft Heinz Company 3.00% 6/1/2026	93	87
	Kraft Heinz Company 4.875% 10/1/2049	170	148
	Kraft Heinz Company 5.50% 6/1/2050	75	72
	Philip Morris International, Inc. 5.125% 11/17/2027	43	43
	Philip Morris International, Inc. 5.625% 11/17/2029	23	23
	Philip Morris International, Inc. 5.75% 11/17/2032	16	16

			1,058

Information technology 0.07%	Apple, Inc. 3.35% 8/8/2032	20	18
	Apple, Inc. 3.95% 8/8/2052	20	17
	Broadcom, Inc. 4.00% 4/15/2029[1]	3	3
	Broadcom, Inc. 4.15% 4/15/2032[1]	11	10
	Broadcom, Inc. 3.137% 11/15/2035[1]	2	1
	Broadcom, Inc. 3.75% 2/15/2051[1]	91	63
	Lenovo Group, Ltd. 5.875% 4/24/2025	400	390
	Oracle Corp. 2.875% 3/25/2031	64	53
	Oracle Corp. 3.60% 4/1/2050	150	102
	ServiceNow, Inc. 1.40% 9/1/2030	130	100

			757

Materials 0.03%	Celanese US Holdings, LLC 6.379% 7/15/2032	10	9
	Dow Chemical Co. 3.60% 11/15/2050	75	54
	International Flavors & Fragrances, Inc. 1.832% 10/15/2027[1]	100	84
	International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]	10	7
	LYB International Finance III, LLC 3.625% 4/1/2051	102	69
	Nutrien, Ltd. 5.90% 11/7/2024	84	85
	South32 Treasury, Ltd. 4.35% 4/14/2032[1]	10	9

			317

Real estate 0.02%	American Tower Corp. 4.05% 3/15/2032	11	10
	Equinix, Inc. 1.55% 3/15/2028	25	21
	Equinix, Inc. 3.20% 11/18/2029	144	125
	Equinix, Inc. 2.50% 5/15/2031	47	38

			194

	Total corporate bonds, notes & loans		19,621

122	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations 0.84%
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,9]	USD96	$ 93
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[9]	100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,9]	86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,9]	87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,9]	100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[9,10]	132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,9]	197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,9]	100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,9]	69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[9,10]	103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,9]	354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,9]	89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,9]	91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,9]	91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,9]	319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,9]	493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[9]	36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[9]	44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,9]	131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[9,10]	70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/2029[1,9]	7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,9]	506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,9]	85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,9]	133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[9,10]	76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[9,10]	78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,9]	184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,9]	247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,9]	100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,9]	268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,9]	100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,9]	100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[9,10]	100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,9]	46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,9]	143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,9]	211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,9]	423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,9,10]	218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,9]	935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]	199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[9,10]	236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,9]	100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,9]	100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,9]	100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[9]	158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[9]	577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,9]	73	62

American Funds Insurance Series	123

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,9]	USD211	$ 188
	Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,9,10]	335	297
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[9,10]	27	27
	Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[9,12]	160	157
	Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[9,12]	451	454
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]	102	100
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,9]	492	487
	Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,9]	80	79
	Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,9]	100	100

			9,532

Bonds & notes of governments & government agencies outside the U.S. 0.07%
	Peru (Republic of) 2.783% 1/23/2031	190	158
	Portuguese Republic 5.125% 10/15/2024	18	18
	Qatar (State of) 4.50% 4/23/2028	200	201
	Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	191
	United Mexican States 3.25% 4/16/2030	200	175

			743

Municipals 0.02%
California 0.00%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	15	12

Illinois 0.02%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	225	216

	Total municipals		228

	Total bonds, notes & other debt instruments (cost: $218,921,000)		207,479

Short-term securities 7.36%		Shares

Money market investments 6.84%
	Capital Group Central Cash Fund 4.31%[6,13]	779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[13,14]	2,241,328	2,241
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[13,14]	1,944,356	1,945
	Capital Group Central Cash Fund 4.31%[6,13,14]	17,119	1,712

			5,898

	Total short-term securities (cost: $83,839,000)		83,850

	Total investment securities 102.99% (cost: $1,046,428,000)		1,173,072
	Other assets less liabilities (2.99)%		(34,006)

	Net assets 100.00%		$1,139,066

124	American Funds Insurance Series

Capital Income Builder  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)

2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD41,631	$49
5 Year U.S. Treasury Note Futures	Long	357	March 2023	38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023	828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023	(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023	1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023	8,193	(62)

					$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
								Unrealized
							Upfront	(depreciation)
Receive		Pay			Notional	Value at	premium	appreciation
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$ (90)	$–	$ (90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	–	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	–	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	–	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	–	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	–	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	–	388

						$1,520	$–	$1,520

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount[15] (000)	Value at 12/31/2022[16] (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)

5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138	$127	$174	$(47)

American Funds Insurance Series	125

Capital Income Builder  (continued)

Investments in affiliates[6]
	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$ 6,708	$ 3,076		$(677)	$(5,200)	$28,059	$900

Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[13]	42,892	254,586	219,519		(14)	7	77,952	1,714

Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%[13,14]	1,954		242	[17]			1,712	–	[18]

Total short-term securities							79,664

Total 9.45%					$(691)	$(5,193)	$107,723	$2,614

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.

[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	Amount less than one thousand.
[5]

All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented ..55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Rate represents the seven-day yield at 12/31/2022.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts	EFFR = Effective Federal Funds Rate	MXN = Mexican pesos
Assn. = Association	EUR = Euros	REIT = Real Estate Investment Trust
CAD = Canadian dollars	G.O. = General Obligation	SDR = Swedish Depositary Receipts
CDI = CREST Depository Interest	GBP = British pounds	SOFR = Secured Overnight Financing Rate
CME = CME Group	GDR = Global Depositary Receipts	TBA = To be announced
DAC = Designated Activity Company	LIBOR = London Interbank Offered Rate	USD = U.S. dollars

Refer to the notes to financial statements.

126	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%		Shares	Value (000)
Health care 13.40%	UnitedHealth Group, Inc.	929,300	$ 492,696
	Johnson & Johnson	2,030,000	358,600
	Pfizer, Inc.	5,493,542	281,489
	Humana, Inc.	500,000	256,095
	Gilead Sciences, Inc.	2,665,000	228,790
	Cigna Corp.	650,000	215,371
	AbbVie, Inc.	1,221,978	197,484
	Abbott Laboratories	1,600,000	175,664
	Eli Lilly and Company	400,469	146,508
	Vertex Pharmaceuticals, Inc.[1]	505,500	145,978
	CVS Health Corp.	1,453,100	135,414
	Regeneron Pharmaceuticals, Inc.[1]	187,220	135,077
	Centene Corp.[1]	1,235,513	101,324
	Bristol-Myers Squibb Company	1,374,818	98,918
	AstraZeneca PLC	461,000	62,565
	AstraZeneca PLC (ADR)	249,881	16,942
	Thermo Fisher Scientific, Inc.	116,000	63,880
	Alnylam Pharmaceuticals, Inc.[1]	261,834	62,225
	Novo Nordisk A/S, Class B	246,400	33,363
	AbCellera Biologics, Inc.[1,2]	2,871,293	29,086
	Seagen, Inc.[1]	170,500	21,911
	Rotech Healthcare, Inc.[1,3,4]	184,138	19,703
	Elevance Health, Inc.	37,542	19,258
	Zoetis, Inc., Class A	95,618	14,013
	Karuna Therapeutics, Inc.[1]	57,100	11,220

			3,323,574

Consumer discretionary 9.59%	Aramark	11,375,152	470,249
	Home Depot, Inc.	1,206,200	380,990
	General Motors Company	6,575,000	221,183
	Booking Holdings, Inc.[1]	87,604	176,546
	Lennar Corp., Class A	1,357,800	122,881
	Dollar General Corp.	493,075	121,420
	LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
	Amazon.com, Inc.[1]	1,340,400	112,594
	Target Corp.	750,000	111,780
	Etsy, Inc.[1]	840,578	100,684
	Entain PLC	6,000,000	96,202
	Burlington Stores, Inc.[1]	431,484	87,488
	D.R. Horton, Inc.	870,000	77,552
	Royal Caribbean Cruises, Ltd.[1]	1,014,324	50,138
	YUM! Brands, Inc.	277,000	35,478
	Dollar Tree Stores, Inc.[1]	185,000	26,166
	YETI Holdings, Inc.[1]	495,471	20,468
	Darden Restaurants, Inc.	142,000	19,643
	Chipotle Mexican Grill, Inc.[1]	9,709	13,471
	Li Auto, Inc., Class A (ADR)[1,2]	350,694	7,154
	Xpeng, Inc., Class A (ADR)[1,2]	703,800	6,996

			2,379,455

Financials 9.21%	Aon PLC, Class A	807,600	242,393
	Chubb, Ltd.	800,000	176,480
	Apollo Asset Management, Inc.	2,630,627	167,808
	Synchrony Financial	4,100,000	134,726
	JPMorgan Chase & Co.	973,100	130,493
	First Republic Bank	1,000,000	121,890
	Bank of America Corp.	3,000,000	99,360
	Arthur J. Gallagher & Co.	476,724	89,881
	Capital One Financial Corp.	850,000	79,016
	Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series	127

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Goldman Sachs Group, Inc.	213,000	$ 73,140
	Ares Management Corp., Class A	1,015,403	69,494
	KKR & Co., Inc.	1,497,000	69,491
	Nasdaq, Inc.	1,098,300	67,381
	Charles Schwab Corp.	801,126	66,702
	CME Group, Inc., Class A	380,200	63,934
	Discover Financial Services	600,000	58,698
	Toronto-Dominion Bank (CAD denominated)[2]	885,700	57,348
	SLM Corp.	3,345,000	55,527
	Intercontinental Exchange, Inc.	538,487	55,243
	Blackstone, Inc., nonvoting shares	737,500	54,715
	S&P Global, Inc.	118,700	39,757
	Brookfield Corp., Class A	1,260,000	39,640
	The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
	Morgan Stanley	339,372	28,853
	Antin Infrastructure Partners SA	1,243,300	27,033
	EQT AB	1,250,263	26,646
	Wells Fargo & Company	570,000	23,535
	Progressive Corp.	105,000	13,620
	Bridgepoint Group PLC	5,809,554	13,461
	OneMain Holdings, Inc.	300,000	9,993
	Brookfield Asset Management, Ltd., Class A	315,000	9,031
	Islandsbanki hf.	9,555,235	8,073
	Jonah Energy Parent, LLC[3]	32,117	1,899
	Sberbank of Russia PJSC[1,3]	8,880,000	–	[5]

			2,283,769

Information technology 8.88%	Microsoft Corp.	3,355,454	804,705
	Broadcom, Inc.	1,249,134	698,428
	ASML Holding NV (New York registered) (ADR)	316,764	173,080
	MKS Instruments, Inc.	1,600,000	135,568
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
	Mastercard, Inc., Class A	195,977	68,147
	NVIDIA Corp.	332,696	48,620
	MediaTek, Inc.	1,463,000	29,717
	Oracle Corp.	321,820	26,306
	Paychex, Inc.	205,595	23,759
	GoDaddy, Inc., Class A1	281,000	21,024
	Apple, Inc.	150,000	19,490
	KLA Corp.	49,000	18,474
	MicroStrategy, Inc., Class A1	96,100	13,605
	Applied Materials, Inc.	135,000	13,146
	Snowflake, Inc., Class A1	85,810	12,317

			2,201,361

Consumer staples 6.59%	Philip Morris International, Inc.	9,438,592	955,280
	Nestlé SA	1,954,200	225,682
	Archer Daniels Midland Company	1,880,000	174,558
	British American Tobacco PLC (ADR)	2,634,146	105,313
	British American Tobacco PLC	1,080,000	42,849
	Altria Group, Inc.	1,570,000	71,764
	Avenue Supermarts, Ltd.[1]	970,539	47,566
	Costco Wholesale Corp.	26,000	11,869

			1,634,881

Industrials 6.22%	Northrop Grumman Corp.	933,553	509,356
	Lockheed Martin Corp.	474,900	231,034
	L3Harris Technologies, Inc.	1,094,000	227,782
	Boeing Company[1]	1,039,506	198,015

128	American Funds Insurance Series

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Caterpillar, Inc.	618,000	$148,048
	CSX Corp.	2,628,369	81,427
	Raytheon Technologies Corp.	395,000	39,863
	General Electric Co.	288,000	24,132
	Huntington Ingalls Industries, Inc.	100,000	23,068
	AMETEK, Inc.	140,000	19,561
	Chart Industries, Inc.[1]	130,200	15,003
	Copart, Inc.[1]	232,000	14,126
	Storskogen Group AB, Class B	16,853,587	12,088

			1,543,503

Communication services 4.72%	Alphabet, Inc., Class C1	2,992,500	265,525
	Alphabet, Inc., Class A1	1,269,460	112,004
	Charter Communications, Inc., Class A1	821,000	278,401
	Meta Platforms, Inc., Class A1	1,777,348	213,886
	Netflix, Inc.[1]	384,527	113,390
	Comcast Corp., Class A	2,874,400	100,518
	ZoomInfo Technologies, Inc.[1]	1,747,900	52,629
	Activision Blizzard, Inc.	400,000	30,620
	Electronic Arts, Inc.	35,000	4,276

			1,171,249

Energy 4.12%	Canadian Natural Resources, Ltd. (CAD denominated)[2]	7,515,800	417,366
	Pioneer Natural Resources Company	752,000	171,749
	ConocoPhillips	1,252,000	147,736
	Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
	Hess Corp.	400,000	56,728
	Chevron Corp.	270,000	48,462
	TC Energy Corp.	631,700	25,180
	Equitrans Midstream Corp.	718,490	4,814
	Diamond Offshore Drilling, Inc.[1]	266,381	2,770
	Altera Infrastructure, LP1,3	6,273	497
	Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	53
	McDermott International, Ltd.[1]	30,762	10
	Bighorn Permian Resources, LLC[3]	4,392	–	[5]

			1,020,878

Materials 3.45%	Corteva, Inc.	4,365,508	256,605
	Mosaic Co.	1,940,000	85,108
	Linde PLC	256,541	83,678
	Royal Gold, Inc.	700,000	78,904
	Wheaton Precious Metals Corp.	1,785,000	69,758
	Nucor Corp.	500,000	65,905
	Franco-Nevada Corp.	347,089	47,313
	First Quantum Minerals, Ltd.	2,100,000	43,877
	ATI, Inc.[1]	1,350,000	40,311
	Vale SA, ordinary nominative shares	1,750,000	29,460
	Nutrien, Ltd. (CAD denominated)	400,272	29,222
	Lundin Mining Corp.[2]	4,320,000	26,513

			856,654

Real estate 0.96%	VICI Properties, Inc. REIT	2,769,449	89,730
	Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
	Equinix, Inc. REIT	63,445	41,559
	Crown Castle, Inc. REIT	166,000	22,516

			236,814

American Funds Insurance Series	129

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 0.64%	CenterPoint Energy, Inc.	1,717,846	$ 51,518
	Exelon Corp.	779,231	33,686
	AES Corp.	983,067	28,273
	Sempra Energy	132,039	20,405
	FirstEnergy Corp.	307,000	12,876
	Constellation Energy Corp.	138,666	11,955

			158,713

	Total common stocks (cost: $11,870,390,000)		16,810,851

Preferred securities 0.00%
Industrials 0.00%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,6]	450	189

	Total preferred securities (cost: $466,000)		189

Rights & warrants 0.00%
Energy 0.00%	Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]	4	–	[5]

	Total rights & warrants (cost: $0)		–	[5]

Convertible stocks 0.26%
Health care 0.26%	Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024[3,4]	50,000	63,388

	Total convertible stocks (cost: $50,000,000)		63,388

Investment funds 5.51%
	Capital Group Central Corporate Bond Fund[7]	167,745,028	1,367,122

	Total investment funds (cost: $1,676,023,000)		1,367,122

Bonds, notes & other debt instruments 21.72%		Principal amount (000)
Mortgage-backed obligations 7.58%
Federal agency mortgage-backed obligations 7.02%	Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD2	2
	Fannie Mae Pool #AE2321 4.00% 8/1/2025[8]	1	1
	Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]	1	1
	Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]	1	1
	Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]	168	165
	Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]	2	1
	Fannie Mae Pool #890329 4.00% 4/1/2026[8]	27	26
	Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]	2	2
	Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]	13	12
	Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]	185	181
	Fannie Mae Pool #254767 5.50% 6/1/2033[8]	208	214
	Fannie Mae Pool #555956 5.50% 12/1/2033[8]	131	135
	Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]	411	403
	Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]	162	158
	Fannie Mae Pool #929185 5.50% 1/1/2036[8]	383	396
	Fannie Mae Pool #893641 6.00% 9/1/2036[8]	776	811
	Fannie Mae Pool #893688 6.00% 10/1/2036[8]	164	171
	Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]	5,967	5,542
	Fannie Mae Pool #907239 6.00% 12/1/2036[8]	54	56
	Fannie Mae Pool #928031 6.00% 1/1/2037[8]	63	65
	Fannie Mae Pool #888292 6.00% 3/1/2037[8]	547	571
	Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]	111	114

130	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #190379 5.50% 5/1/2037[8]	USD55		$57
	Fannie Mae Pool #924952 6.00% 8/1/2037[8]	865		903
	Fannie Mae Pool #888637 6.00% 9/1/2037[8]	10		10
	Fannie Mae Pool #995674 6.00% 5/1/2038[8]	310		324
	Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]	938		984
	Fannie Mae Pool #995224 6.00% 9/1/2038[8]	8		8
	Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]	286		298
	Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]	196		201
	Fannie Mae Pool #889983 6.00% 10/1/2038[8]	18		19
	Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]	689		717
	Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]	110		114
	Fannie Mae Pool #995391 6.00% 11/1/2038[8]	14		15
	Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]	–	[5]	–	[5]
	Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]	62		65
	Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]	182		190
	Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]	242		248
	Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]	413		428
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]	7,655		6,462
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]	8,791		7,421
	Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]	22,809		18,688
	Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]	14,931		12,603
	Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]	3,155		2,956
	Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]	2,218		2,169
	Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]	1,262		1,234
	Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]	1,052		1,015
	Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]	5,278		4,945
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]	8,847		8,192
	Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]	1,320		1,231
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]	2,806		2,610
	Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]	113		109
	Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]	373		335
	Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]	1,322		1,263
	Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]	1,482		1,375
	Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]	2,160		2,005
	Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]	470		421
	Fannie Mae Pool #256975 7.00% 10/1/2047[8]	2		2
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]	1,522		1,415
	Fannie Mae Pool #257036 7.00% 11/1/2047[8]	6		7
	Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]	2,648		2,535
	Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]	11		10
	Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]	11		11
	Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]	16,898		15,676
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]	2,314		2,144
	Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]	1,745		1,556
	Fannie Mae Pool #CA5659 2.50% 5/1/2050[8]	2,353		1,999
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]	5,666		4,869
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]	12,778		11,002
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]	1,607		1,386
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]	14,598		13,142
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]	4,022		3,458
	Fannie Mae Pool #CA9291 2.50% 2/1/2051[8]	52		44
	Fannie Mae Pool #CA9390 2.50% 3/1/2051[8]	666		565
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]	4,822		3,945
	Fannie Mae Pool #FM7741 2.50% 5/1/2051[8]	816		693
	Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]	4,876		4,347
	Fannie Mae Pool #FM8436 2.50% 9/1/2051[8]	45		39
	Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]	165		145
	Fannie Mae Pool #BU0616 2.50% 11/1/2051[8]	49		42
	Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]	9,882		8,696
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]	17,352		14,835
	Fannie Mae Pool #CB2402 2.50% 12/1/2051[8]	10,959		9,290

American Funds Insurance Series	131

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	USD7,995	$6,825
	Fannie Mae Pool #BU8372 2.50% 12/1/2051[8]	955	812
	Fannie Mae Pool #CB2323 2.50% 12/1/2051[8]	947	805
	Fannie Mae Pool #CB2312 2.50% 12/1/2051[8]	366	311
	Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]	196	168
	Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]	94	81
	Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]	95	81
	Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]	93	80
	Fannie Mae Pool #FS0235 2.50% 1/1/2052[8]	12,638	10,713
	Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]	13,050	11,488
	Fannie Mae Pool #FS0303 3.00% 1/1/2052[8]	978	859
	Fannie Mae Pool #CB3666 2.50% 2/1/2052[8]	24,794	21,026
	Fannie Mae Pool #FS0546 2.50% 2/1/2052[8]	11,820	10,020
	Fannie Mae Pool #BV4367 2.50% 2/1/2052[8]	818	695
	Fannie Mae Pool #FS0613 2.50% 2/1/2052[8]	736	625
	Fannie Mae Pool #BV9531 2.50% 2/1/2052[8]	721	612
	Fannie Mae Pool #BU8226 2.50% 2/1/2052[8]	612	520
	Fannie Mae Pool #BV4259 2.50% 2/1/2052[8]	596	507
	Fannie Mae Pool #BV3216 2.50% 2/1/2052[8]	487	413
	Fannie Mae Pool #BU7298 2.50% 2/1/2052[8]	361	306
	Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]	75	63
	Fannie Mae Pool #BV3495 2.50% 2/1/2052[8]	64	55
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]	67,926	60,633
	Fannie Mae Pool #CB2896 3.00% 2/1/2052[8]	7,625	6,703
	Fannie Mae Pool #CB5013 2.50% 3/1/2052[8]	3,992	3,392
	Fannie Mae Pool #BV6631 2.50% 3/1/2052[8]	921	782
	Fannie Mae Pool #BV8086 2.50% 3/1/2052[8]	596	508
	Fannie Mae Pool #BT8111 2.50% 3/1/2052[8]	593	503
	Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]	525	446
	Fannie Mae Pool #BU8885 2.50% 3/1/2052[8]	507	431
	Fannie Mae Pool #FS0831 3.00% 3/1/2052[8]	16,034	14,095
	Fannie Mae Pool #CB3170 3.00% 3/1/2052[8]	7,000	6,156
	Fannie Mae Pool #CB3410 3.00% 3/1/2052[8]	158	139
	Fannie Mae Pool #MA4578 2.50% 4/1/2052[8]	31,872	27,036
	Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]	966	820
	Fannie Mae Pool #BV4656 2.50% 4/1/2052[8]	873	741
	Fannie Mae Pool #BV2996 2.50% 4/1/2052[8]	814	691
	Fannie Mae Pool #CB3351 2.50% 4/1/2052[8]	739	628
	Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]	730	620
	Fannie Mae Pool #FS1922 2.50% 4/1/2052[8]	716	608
	Fannie Mae Pool #BV8569 2.50% 4/1/2052[8]	683	580
	Fannie Mae Pool #BV7698 2.50% 4/1/2052[8]	620	526
	Fannie Mae Pool #BV7717 2.50% 4/1/2052[8]	593	504
	Fannie Mae Pool #BU8933 3.00% 4/1/2052[8]	1,825	1,604
	Fannie Mae Pool #CB3364 3.00% 4/1/2052[8]	457	402
	Fannie Mae Pool #BU8825 2.50% 5/1/2052[8]	1,018	864
	Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]	885	752
	Fannie Mae Pool #BV9818 2.50% 5/1/2052[8]	790	672
	Fannie Mae Pool #BW0160 2.50% 5/1/2052[8]	665	565
	Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]	162	137
	Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]	89	76
	Fannie Mae Pool #FS1877 3.00% 5/1/2052[8]	5,704	5,012
	Fannie Mae Pool #BV7238 3.00% 5/1/2052[8]	1,886	1,658
	Fannie Mae Pool #CB3495 3.00% 5/1/2052[8]	1,867	1,640
	Fannie Mae Pool #BT7819 3.00% 5/1/2052[8]	138	121
	Fannie Mae Pool #BW1436 4.50% 5/1/2052[8]	3,137	3,023
	Fannie Mae Pool #MA4624 3.00% 6/1/2052[8]	1,431	1,257
	Fannie Mae Pool #BW2935 3.00% 6/1/2052[8]	747	657
	Fannie Mae Pool #BW1449 3.00% 6/1/2052[8]	400	352
	Fannie Mae Pool #BV9701 3.00% 6/1/2052[8]	114	100
	Fannie Mae Pool #BW5663 4.50% 6/1/2052[8]	2,906	2,800

132	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB4534 4.50% 6/1/2052[8]	USD2,080	$2,004
	Fannie Mae Pool #FS2239 2.50% 7/1/2052[8]	10,586	8,987
	Fannie Mae Pool #MA4652 2.50% 7/1/2052[8]	7,000	5,940
	Fannie Mae Pool #BV7868 2.50% 7/1/2052[8]	996	845
	Fannie Mae Pool #BV2584 2.50% 7/1/2052[8]	602	510
	Fannie Mae Pool #BW5528 2.50% 7/1/2052[8]	525	445
	Fannie Mae Pool #BW6043 2.50% 7/1/2052[8]	62	53
	Fannie Mae Pool #BW5579 3.50% 7/1/2052[8]	2,000	1,819
	Fannie Mae Pool #CB4159 4.00% 7/1/2052[8]	1,519	1,427
	Fannie Mae Pool #FS2555 4.50% 7/1/2052[8]	125	120
	Fannie Mae Pool #MA4743 2.50% 8/1/2052[8]	6,986	5,925
	Fannie Mae Pool #BW7293 3.50% 8/1/2052[8]	3,000	2,729
	Fannie Mae Pool #CB4363 3.50% 8/1/2052[8]	960	874
	Fannie Mae Pool #BV7903 3.50% 8/1/2052[8]	200	182
	Fannie Mae Pool #BV8024 4.00% 8/1/2052[8]	1,924	1,807
	Fannie Mae Pool #BW7302 4.00% 8/1/2052[8]	289	272
	Fannie Mae Pool #BW4199 4.50% 8/1/2052[8]	2,996	2,887
	Fannie Mae Pool #BW3035 4.50% 8/1/2052[8]	2,532	2,440
	Fannie Mae Pool #BW5789 4.50% 8/1/2052[8]	999	963
	Fannie Mae Pool #BW6395 4.50% 8/1/2052[8]	999	962
	Fannie Mae Pool #BW7349 3.00% 9/1/2052[8]	1,886	1,658
	Fannie Mae Pool #BW7780 3.00% 9/1/2052[8]	219	192
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[8]	56,336	52,898
	Fannie Mae Pool #BW7326 4.00% 9/1/2052[8]	1,648	1,547
	Fannie Mae Pool #BW9348 4.00% 9/1/2052[8]	1,429	1,342
	Fannie Mae Pool #BW8103 4.00% 9/1/2052[8]	1,353	1,271
	Fannie Mae Pool #MA4733 4.50% 9/1/2052[8]	12,197	11,752
	Fannie Mae Pool #BV0957 4.50% 9/1/2052[8]	3,075	2,962
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]	2,185	2,105
	Fannie Mae Pool #BW1201 5.00% 9/1/2052[8]	2,361	2,331
	Fannie Mae Pool #MA4824 2.50% 10/1/2052[8]	94	80
	Fannie Mae Pool #MA4782 3.50% 10/1/2052[8]	3,000	2,729
	Fannie Mae Pool #BW8980 4.00% 10/1/2052[8]	5,340	5,014
	Fannie Mae Pool #BW1210 4.00% 10/1/2052[8]	4,034	3,788
	Fannie Mae Pool #BW7356 4.00% 10/1/2052[8]	3,356	3,151
	Fannie Mae Pool #BX0509 4.00% 10/1/2052[8]	1,444	1,356
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[8]	14,120	13,605
	Fannie Mae Pool #CB4959 4.50% 10/1/2052[8]	9,275	8,936
	Fannie Mae Pool #BV0961 4.50% 10/1/2052[8]	3,995	3,849
	Fannie Mae Pool #BW8981 4.50% 10/1/2052[8]	2,309	2,224
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]	998	962
	Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]	3,500	3,455
	Fannie Mae Pool #MA4887 2.50% 11/1/2052[8]	1,448	1,228
	Fannie Mae Pool #MA4854 2.50% 11/1/2052[8]	902	765
	Fannie Mae Pool #BW1309 2.50% 11/1/2052[8]	813	690
	Fannie Mae Pool #MA4885 3.00% 11/1/2052[8]	801	704
	Fannie Mae Pool #FS3279 3.50% 11/1/2052[8]	9,999	9,099
	Fannie Mae Pool #MA4803 3.50% 11/1/2052[8]	1,000	910
	Fannie Mae Pool #MA4804 4.00% 11/1/2052[8]	6,621	6,217
	Fannie Mae Pool #BW1310 4.00% 11/1/2052[8]	1,509	1,417
	Fannie Mae Pool #BX3075 4.50% 11/1/2052[8]	2,973	2,865
	Fannie Mae Pool #MA4911 3.00% 12/1/2052[8]	650	571
	Fannie Mae Pool #MA4838 3.50% 12/1/2052[8]	4,500	4,093
	Fannie Mae Pool #MA4839 4.00% 12/1/2052[8]	4,000	3,756
	Fannie Mae Pool #MA4841 5.00% 12/1/2052[8]	6,256	6,175
	Fannie Mae Pool #MA4877 6.50% 12/1/2052[8]	1,000	1,026
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]	7,999	7,896
	Fannie Mae Pool #BX4609 5.00% 1/1/2053[8]	1,277	1,261
	Fannie Mae Pool #MA4869 5.50% 1/1/2053[8]	100	100
	Fannie Mae Pool #MA4895 6.50% 1/1/2053[8]	7,427	7,618
	Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]	11,696	11,413

American Funds Insurance Series	133

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	USD4,130	$3,619
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]	24	26
	Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]	84	86
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[8,9]	1,660	1,644
	Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/2023[8,9]	1,909	1,877
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[8,9]	1,338	1,314
	Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/2024[8,9]	3,273	3,169
	Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/2026[8,9]	7,323	6,758
	Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,9]	2,602	2,446
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]	39	32
	Freddie Mac Pool #C91912 3.00% 2/1/2037[8]	11,022	10,254
	Freddie Mac Pool #G03978 5.00% 3/1/2038[8]	420	429
	Freddie Mac Pool #G04553 6.50% 9/1/2038[8]	48	51
	Freddie Mac Pool #G08347 4.50% 6/1/2039[8]	67	67
	Freddie Mac Pool #C03518 5.00% 9/1/2040[8]	572	580
	Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]	1,648	1,586
	Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]	1,303	1,275
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]	758	732
	Freddie Mac Pool #760014 2.74% 8/1/2045[8,9]	179	173
	Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]	5,730	5,510
	Freddie Mac Pool #G60344 4.00% 12/1/2045[8]	4,930	4,740
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]	4,452	4,029
	Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]	204	200
	Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]	242	238
	Freddie Mac Pool #760015 2.561% 1/1/2047[8,9]	444	420
	Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]	1,150	1,068
	Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]	2,336	2,234
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]	33,078	27,081
	Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]	17,984	14,872
	Freddie Mac Pool #QC2344 2.50% 4/1/2051[8]	966	821
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]	30,665	25,100
	Freddie Mac Pool #SD8151 2.50% 6/1/2051[8]	330	281
	Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]	10,333	8,855
	Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]	7,074	6,091
	Freddie Mac Pool #RA5759 2.50% 9/1/2051[8]	2,039	1,728
	Freddie Mac Pool #QC7910 2.50% 9/1/2051[8]	931	795
	Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]	911	774
	Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]	6,901	6,123
	Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]	701	616
	Freddie Mac Pool #RA6107 2.50% 10/1/2051[8]	5,385	4,568
	Freddie Mac Pool #QC8778 2.50% 10/1/2051[8]	462	392
	Freddie Mac Pool #QC9156 2.50% 10/1/2051[8]	327	278
	Freddie Mac Pool #QC7814 2.50% 10/1/2051[8]	27	23
	Freddie Mac Pool #RA6231 2.50% 11/1/2051[8]	1,993	1,690
	Freddie Mac Pool #QC9944 2.50% 11/1/2051[8]	1,474	1,251
	Freddie Mac Pool #QD1746 2.50% 11/1/2051[8]	933	792
	Freddie Mac Pool #QC9788 2.50% 11/1/2051[8]	930	790
	Freddie Mac Pool #QD1523 2.50% 11/1/2051[8]	218	185
	Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]	6,952	5,934
	Freddie Mac Pool #RA7081 2.50% 12/1/2051[8]	2,698	2,288
	Freddie Mac Pool #QD3362 2.50% 12/1/2051[8]	854	725
	Freddie Mac Pool #RA6433 2.50% 12/1/2051[8]	43	37
	Freddie Mac Pool #RA6485 3.00% 12/1/2051[8]	1,935	1,701
	Freddie Mac Pool #RA6428 3.00% 12/1/2051[8]	420	369
	Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]	5,650	4,790
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]	2,429	2,077
	Freddie Mac Pool #SD0854 2.50% 1/1/2052[8]	1,987	1,688
	Freddie Mac Pool #RA6615 2.50% 1/1/2052[8]	600	510
	Freddie Mac Pool #QD5254 2.50% 1/1/2052[8]	597	507
	Freddie Mac Pool #SD8194 2.50% 2/1/2052[8]	642	545
	Freddie Mac Pool #QD9066 2.50% 2/1/2052[8]	501	426

134	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QD6379 2.50% 2/1/2052[8]	USD97	$83
	Freddie Mac Pool #QD6971 2.50% 2/1/2052[8]	63	54
	Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]	32	27
	Freddie Mac Pool #RA6806 3.00% 2/1/2052[8]	2,000	1,758
	Freddie Mac Pool #QD6948 3.00% 2/1/2052[8]	1,906	1,676
	Freddie Mac Pool #RA6608 3.00% 2/1/2052[8]	954	838
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]	1,195	1,089
	Freddie Mac Pool #QD8976 2.50% 3/1/2052[8]	952	809
	Freddie Mac Pool #QE0957 2.50% 3/1/2052[8]	875	743
	Freddie Mac Pool #RA6959 2.50% 3/1/2052[8]	766	651
	Freddie Mac Pool #QE0615 2.50% 3/1/2052[8]	606	515
	Freddie Mac Pool #SD8200 2.50% 3/1/2052[8]	437	371
	Freddie Mac Pool #QD8152 2.50% 3/1/2052[8]	367	312
	Freddie Mac Pool #QD8673 3.00% 3/1/2052[8]	1,542	1,356
	Freddie Mac Pool #RA6992 3.00% 3/1/2052[8]	1,097	964
	Freddie Mac Pool #SD8205 2.50% 4/1/2052[8]	6,581	5,582
	Freddie Mac Pool #QD9911 2.50% 4/1/2052[8]	2,676	2,269
	Freddie Mac Pool #QE0800 2.50% 4/1/2052[8]	2,628	2,231
	Freddie Mac Pool #QE0170 2.50% 4/1/2052[8]	1,711	1,451
	Freddie Mac Pool #QE3079 2.50% 4/1/2052[8]	932	792
	Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]	850	722
	Freddie Mac Pool #QE0407 2.50% 4/1/2052[8]	769	653
	Freddie Mac Pool #QE5290 2.50% 4/1/2052[8]	740	628
	Freddie Mac Pool #QE0025 2.50% 4/1/2052[8]	549	466
	Freddie Mac Pool #QE0799 2.50% 4/1/2052[8]	123	105
	Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]	94	80
	Freddie Mac Pool #QE2101 2.50% 4/1/2052[8]	45	38
	Freddie Mac Pool #SD8206 3.00% 4/1/2052[8]	800	703
	Freddie Mac Pool #RA7063 3.50% 4/1/2052[8]	22,000	20,028
	Freddie Mac Pool #QE2352 2.50% 5/1/2052[8]	40	34
	Freddie Mac Pool #QE1793 3.00% 5/1/2052[8]	1,910	1,679
	Freddie Mac Pool #QE3080 3.00% 5/1/2052[8]	400	351
	Freddie Mac Pool #RA7386 3.50% 5/1/2052[8]	7,332	6,669
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]	4,451	3,913
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]	2,336	2,193
	Freddie Mac Pool #QE6097 2.50% 7/1/2052[8]	83	71
	Freddie Mac Pool #QE5714 3.50% 7/1/2052[8]	4,000	3,639
	Freddie Mac Pool #QE6274 3.50% 7/1/2052[8]	4,000	3,638
	Freddie Mac Pool #SD8226 3.50% 7/1/2052[8]	2,667	2,426
	Freddie Mac Pool #QE5983 3.50% 7/1/2052[8]	2,000	1,819
	Freddie Mac Pool #QE7680 4.50% 7/1/2052[8]	2,533	2,441
	Freddie Mac Pool #RA7747 2.50% 8/1/2052[8]	2,681	2,273
	Freddie Mac Pool #QE8026 2.50% 8/1/2052[8]	1,675	1,421
	Freddie Mac Pool #SD8234 2.50% 8/1/2052[8]	32	27
	Freddie Mac Pool #RA7749 3.50% 8/1/2052[8]	13,390	12,181
	Freddie Mac Pool #QE9057 4.00% 8/1/2052[8]	1,231	1,156
	Freddie Mac Pool #QE7157 4.00% 8/1/2052[8]	224	210
	Freddie Mac Pool #SD1576 5.00% 8/1/2052[8]	3,206	3,165
	Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]	9,650	8,185
	Freddie Mac Pool #QF0923 2.50% 9/1/2052[8]	597	506
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[8]	17,971	15,797
	Freddie Mac Pool #SD8243 3.50% 9/1/2052[8]	4,039	3,675
	Freddie Mac Pool #SD8244 4.00% 9/1/2052[8]	4,000	3,756
	Freddie Mac Pool #QE9625 4.00% 9/1/2052[8]	1,586	1,489
	Freddie Mac Pool #QF0152 4.50% 9/1/2052[8]	1,531	1,475
	Freddie Mac Pool #SD8246 5.00% 9/1/2052[8]	79,771	78,743
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]	1,321	1,304
	Freddie Mac Pool #QF1751 2.50% 10/1/2052[8]	946	803
	Freddie Mac Pool #SD8271 2.50% 10/1/2052[8]	579	491
	Freddie Mac Pool #QF1464 4.00% 10/1/2052[8]	1,521	1,429
	Freddie Mac Pool #QF1489 4.00% 10/1/2052[8]	1,281	1,203

American Funds Insurance Series	135

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8256 4.00% 10/1/2052[8]	USD1,000	$939
	Freddie Mac Pool #QF1925 4.00% 10/1/2052[8]	1,000	939
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[8]	53,823	51,858
	Freddie Mac Pool #QF3304 5.00% 10/1/2052[8]	3,694	3,646
	Freddie Mac Pool #SD8291 2.50% 11/1/2052[8]	855	725
	Freddie Mac Pool #SD8283 2.50% 11/1/2052[8]	634	538
	Freddie Mac Pool #SD8273 3.50% 11/1/2052[8]	4,000	3,639
	Freddie Mac Pool #SD8264 3.50% 11/1/2052[8]	4,000	3,639
	Freddie Mac Pool #QF3364 4.00% 11/1/2052[8]	2,477	2,326
	Freddie Mac Pool #SD8265 4.00% 11/1/2052[8]	251	235
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]	4	3
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[8]	1,295	1,248
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]	6,999	6,909
	Freddie Mac Pool #SD8281 6.50% 12/1/2052[8]	14,617	14,994
	Freddie Mac Pool #SD8284 3.00% 1/1/2053[8]	11,360	9,985
	Freddie Mac Pool #SD8285 3.50% 1/1/2053[8]	5,499	5,003
	Freddie Mac Pool #SD8286 4.00% 1/1/2053[8]	336	315
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[8]	3,778	3,729
	Freddie Mac Pool #SD8282 6.50% 1/1/2053[8]	706	724
	Freddie Mac, Series T041, Class 3A, 4.402% 7/25/2032[8,9]	187	179
	Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/2025[8,9]	9,778	9,538
	Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/2026[8]	7,370	7,077
	Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/2028[8]	3,237	3,158
	Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032[8]	19,961	16,758
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]	2,646	2,476
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]	1,149	1,082
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]	5,121	4,758
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]	5,074	4,744
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]	911	831
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]	755	684
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]	1,823	1,730
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]	1,942	1,757
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]	9,501	8,965
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]	5,448	5,052
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]	2,154	2,056
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]	4,272	4,072
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]	2,455	2,255
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]	2,682	2,465
	Government National Mortgage Assn. 2.00% 1/1/2053[8,10]	68,784	57,662
	Government National Mortgage Assn. 2.50% 1/1/2053[8,10]	5,866	5,085
	Government National Mortgage Assn. 3.00% 1/1/2053[8,10]	83,663	74,514
	Government National Mortgage Assn. 3.50% 1/1/2053[8,10]	16,502	15,165
	Government National Mortgage Assn. 4.00% 1/1/2053[8,10]	3,200	3,029
	Government National Mortgage Assn. 4.50% 1/1/2053[8,10]	33,456	32,460
	Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]	437	417
	Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]	342	332
	Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]	204	200

136	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	USD1,762	$1,734
	Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]	490	482
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]	1,260	1,193
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[8]	10,566	10,009
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[8]	1,000	947
	Uniform Mortgage-Backed Security 1.50% 1/1/2038[8,10]	25,420	22,012
	Uniform Mortgage-Backed Security 2.50% 1/1/2038[8,10]	638	584
	Uniform Mortgage-Backed Security 2.00% 1/1/2053[8,10]	108,193	88,062
	Uniform Mortgage-Backed Security 4.00% 1/1/2053[8,10]	7,100	6,660
	Uniform Mortgage-Backed Security 4.50% 1/1/2053[8,10]	9,560	9,203
	Uniform Mortgage-Backed Security 5.00% 1/1/2053[8,10]	4,884	4,813
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[8,10]	60,890	61,059
	Uniform Mortgage-Backed Security 6.00% 1/1/2053[8,10]	12,770	12,962
	Uniform Mortgage-Backed Security 4.00% 2/1/2053[8,10]	15,948	14,963
	Uniform Mortgage-Backed Security 5.00% 2/1/2053[8,10]	35,408	34,891
	Uniform Mortgage-Backed Security 5.50% 2/1/2053[8,10]	16,800	16,838
	Uniform Mortgage-Backed Security 6.00% 2/1/2053[8,10]	36,230	36,745

			1,739,465

Commercial mortgage-backed securities 0.44%	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]	2,909	2,435
	Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/2064[8,9]	2,550	2,246
	Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 5.293% 8/15/2036[6,8,9]	2,000	1,966
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]	1,000	927
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]	2,960	2,466
	BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 4.907% 9/15/2034[6,8,9]	5,954	5,711
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[6,8,9]	4,505	4,346
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[6,8,9]	7,968	7,593
	BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[6,8,9]	5,968	5,613
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[6,8,9]	7,481	7,216
	BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[6,8,9]	1,351	1,290
	BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[6,8,9]	1,220	1,156
	BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[6,8,9]	5,254	5,063
	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]	470	459
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]	4,735	4,540
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]	780	758
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[6,8,9]	1,537	1,495
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[6,8,9]	1,403	1,351
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[6,8,9]	1,465	1,410
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]	3,795	2,918
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]	2,489	2,059
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]	1,964	1,682
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]	868	708
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]	523	407

American Funds Insurance Series	137

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]	USD1,431	$1,171
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[6,8,9]	1,236	1,184
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 5.718% 10/15/2038[6,8,9]	1,904	1,803
	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]	13,772	11,780
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[6,8,9]	3,950	3,837
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]	556	541
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]	467	454
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]	2,194	1,756
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[6,8,9]	4,808	4,631
	StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/2039[6,8,9]	10,709	10,352
	WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/2027[6,8,9]	6,379	6,373

			109,697

Collateralized mortgage-backed obligations (privately originated) 0.12%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]	1,101	870
	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[6,8,9]	496	496
	Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]	1,181	1,140
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[6,8,9]	192	190
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]	4,096	3,664
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[6,8,9]	2,081	1,788
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]	148	141
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]	2,051	2,196
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]	6,250	6,425
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 7.689% 10/25/2027[8,9]	235	237
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[6,8,9]	996	998
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]	4,304	3,724
	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/2059[6,8,9]	1,042	1,042
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]	314	300
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[6,8,9]	4,040	3,909
	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]	2,784	2,248
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/2063[6,8,9]	355	328

			29,696

	Total mortgage-backed obligations		1,878,858

U.S. Treasury bonds & notes 6.52%
U.S. Treasury 4.53%	U.S. Treasury 0.125% 2/28/2023	44,825	44,537
	U.S. Treasury 2.50% 5/15/2024	700	679
	U.S. Treasury 2.50% 5/31/2024	100,000	97,016
	U.S. Treasury 3.25% 8/31/2024	22,613	22,143
	U.S. Treasury 1.50% 9/30/2024	907	862
	U.S. Treasury 4.50% 11/30/2024	760	760

138	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 1.00% 12/15/2024	USD10,725	$ 10,038
	U.S. Treasury 3.00% 7/15/2025	3,165	3,066
	U.S. Treasury 4.00% 12/15/2025	32,029	31,829
	U.S. Treasury 0.375% 1/31/2026	45,000	40,052
	U.S. Treasury 0.50% 2/28/2026	42,515	37,903
	U.S. Treasury 1.625% 5/15/2026	1,500	1,381
	U.S. Treasury 1.50% 8/15/2026	500	456
	U.S. Treasury 0.75% 8/31/2026	52	46
	U.S. Treasury 0.875% 9/30/2026	565	502
	U.S. Treasury 1.125% 10/31/2026	471	421
	U.S. Treasury 1.125% 2/28/2027	762	678
	U.S. Treasury 2.375% 5/15/2027	880	820
	U.S. Treasury 2.625% 5/31/2027	96,250	90,738
	U.S. Treasury 0.50% 6/30/2027	36,300	31,057
	U.S. Treasury 4.125% 9/30/2027	90,000	90,345
	U.S. Treasury 3.875% 11/30/2027	39,923	39,707
	U.S. Treasury 0.625% 12/31/2027	7,109	6,025
	U.S. Treasury 2.875% 5/15/2028	5,217	4,926
	U.S. Treasury 1.25% 9/30/2028	3,142	2,699
	U.S. Treasury 1.50% 11/30/2028	50,000	43,417
	U.S. Treasury 1.375% 12/31/2028	10,900	9,398
	U.S. Treasury 2.875% 4/30/2029	50,000	46,843
	U.S. Treasury 3.875% 11/30/2029	1,662	1,651
	U.S. Treasury 1.50% 2/15/2030	36,651	31,236
	U.S. Treasury 0.625% 5/15/2030	20,225	16,012
	U.S. Treasury 2.875% 5/15/2032	50,000	46,102
	U.S. Treasury 4.125% 11/15/2032	96,356	98,276
	U.S. Treasury 1.125% 5/15/2040	62,775	39,393
	U.S. Treasury 1.375% 11/15/2040	52,695	34,328
	U.S. Treasury 1.75% 8/15/2041	47,854	32,834
	U.S. Treasury 2.00% 11/15/2041	1,181	846
	U.S. Treasury 4.00% 11/15/2042	21,751	21,312
	U.S. Treasury 2.50% 2/15/2046	3,755	2,822
	U.S. Treasury 3.00% 5/15/2047	9,355	7,690
	U.S. Treasury 3.00% 2/15/2048	336	277
	U.S. Treasury 2.00% 2/15/2050	13,825	9,184
	U.S. Treasury 1.375% 8/15/2050	12,500	6,993
	U.S. Treasury 2.375% 5/15/2051	4,757	3,430
	U.S. Treasury 2.00% 8/15/2051	1,356	893
	U.S. Treasury 2.25% 2/15/2052[11]	72,025	50,351
	U.S. Treasury 3.00% 8/15/2052[11]	73,627	61,049

			1,123,023

U.S. Treasury inflation- protected securities 1.99%	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]	22,067	21,475
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[12]	76,769	74,363
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[12]	98,718	95,142
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]	25,161	24,151
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]	4,649	4,467
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]	3,905	3,711
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]	43,574	40,962
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]	15,266	14,319
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]	50,295	50,231
	U.S. Treasury Inflation-Protected Security 0.75% 7/15/2028[12]	20,774	19,790
	U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[12]	23,419	22,309

American Funds Insurance Series	139

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation -protected securities (continued)	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]	USD27,071	$ 24,019
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[12]	60,545	52,974
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]	55,158	46,174

			494,087

	Total U.S. Treasury bonds & notes		1,617,110

Corporate bonds, notes & loans 5.63%
Financials 1.27%	ACE INA Holdings, Inc. 3.35% 5/3/2026	880	843
	ACE INA Holdings, Inc. 4.35% 11/3/2045	400	348
	Advisor Group Holdings, LLC 6.25% 3/1/2028[6]	4,470	4,115
	AerCap Ireland Capital DAC 2.45% 10/29/2026	5,457	4,779
	AerCap Ireland Capital DAC 3.00% 10/29/2028	4,501	3,779
	AerCap Ireland Capital DAC 3.30% 1/30/2032	2,838	2,226
	AerCap Ireland Capital DAC 3.85% 10/29/2041	1,970	1,400
	AG Merger Sub II, Inc. 10.75% 8/1/2027[6]	2,420	2,453
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]	1,072	1,083
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,13]	7,750	7,899
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]	2,100	1,884
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]	2,295	1,890
	Ally Financial, Inc. 8.00% 11/1/2031	3,000	3,127
	American International Group, Inc. 2.50% 6/30/2025	10,533	9,926
	AmWINS Group, Inc. 4.875% 6/30/2029[6]	1,348	1,145
	Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]	1,250	1,034
	Banco Santander, SA 5.147% 8/18/2025	2,400	2,376
	Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[13]	2,428	2,034
	Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]	6,000	5,978
	Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)[13]	2,500	2,225
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[13]	1,565	1,373
	Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]	2,345	2,127
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]	1,000	766
	Bank of Nova Scotia 1.625% 5/1/2023	5,000	4,948
	Berkshire Hathaway, Inc. 2.75% 3/15/2023	1,615	1,608
	Berkshire Hathaway, Inc. 3.125% 3/15/2026	500	480
	Blackstone Private Credit Fund 7.05% 9/29/2025[6]	2,510	2,493
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,13]	2,400	1,961
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]	3,370	2,937
	Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[13]	8,000	8,043
	Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[13]	3,254	2,743
	CME Group, Inc. 3.75% 6/15/2028	3,425	3,297
	Coinbase Global, Inc. 3.375% 10/1/2028[6]	2,625	1,391
	Coinbase Global, Inc. 3.625% 10/1/2031[6]	2,875	1,388
	Compass Diversified Holdings 5.25% 4/15/2029[6]	820	703
	Compass Diversified Holdings 5.00% 1/15/2032[6]	715	569
	Corebridge Financial, Inc. 3.50% 4/4/2025[6]	642	616
	Corebridge Financial, Inc. 3.65% 4/5/2027[6]	914	853
	Corebridge Financial, Inc. 3.85% 4/5/2029[6]	621	567
	Corebridge Financial, Inc. 3.90% 4/5/2032[6]	351	307
	Corebridge Financial, Inc. 4.35% 4/5/2042[6]	203	167
	Corebridge Financial, Inc. 4.40% 4/5/2052[6]	489	390
	Crédit Agricole SA 4.375% 3/17/2025[6]	850	822
	Credit Suisse Group AG 3.80% 6/9/2023	1,875	1,826
	Credit Suisse Group AG 4.207% 6/12/2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[6,13]	4,500	4,388
	Credit Suisse Group AG 3.625% 9/9/2024	1,500	1,400
	Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,13]	1,568	1,387
	Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,13]	1,250	1,069

140	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	USD800	$ 642
	Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,13]	6,000	5,817
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[13]	2,212	1,954
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[13]	2,788	2,367
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[13]	5,000	4,257
	Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,9,14]	709	616
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,14]	945	758
	DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,13]	7,750	7,758
	FS Energy and Power Fund 7.50% 8/15/2023[6]	1,995	2,001
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[13]	2,198	1,925
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[13]	4,000	3,567
	Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]	390	357
	Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]	2,323	1,858
	Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[13]	2,000	1,448
	Groupe BPCE SA 2.75% 1/11/2023[6]	600	600
	Groupe BPCE SA 5.70% 10/22/2023[6]	2,250	2,234
	Groupe BPCE SA 5.15% 7/21/2024[6]	3,710	3,634
	Groupe BPCE SA 1.00% 1/20/2026[6]	3,000	2,633
	Hightower Holding, LLC 6.75% 4/15/2029[6]	870	731
	HSBC Holdings PLC 4.25% 3/14/2024	3,000	2,948
	HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[13]	625	587
	HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[13]	3,000	2,733
	HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[13]	1,500	1,316
	Intercontinental Exchange, Inc. 2.65% 9/15/2040	7,425	5,166
	Intesa Sanpaolo SpA 3.375% 1/12/2023[6]	750	750
	Intesa Sanpaolo SpA 5.017% 6/26/2024[6]	1,730	1,664
	Intesa Sanpaolo SpA 3.25% 9/23/2024[6]	750	712
	Intesa Sanpaolo SpA 3.875% 7/14/2027[6]	300	268
	Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,13]	4,600	4,680
	JPMorgan Chase & Co. 3.559% 4/23/2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]	4,725	4,694
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[13]	6,000	5,831
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]	4,000	3,826
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]	3,740	3,652
	JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]	299	278
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]	3,982	3,803
	Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[13]	1,222	1,077
	Lloyds Banking Group PLC 4.05% 8/16/2023	2,000	1,987
	Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[13]	800	693
	LPL Holdings, Inc. 4.625% 11/15/2027[6]	2,700	2,527
	LPL Holdings, Inc. 4.375% 5/15/2031[6]	1,805	1,537
	Marsh & McLennan Companies, Inc. 3.875% 3/15/2024	820	809
	Marsh & McLennan Companies, Inc. 4.375% 3/15/2029	1,705	1,651
	Marsh & McLennan Companies, Inc. 4.90% 3/15/2049	719	665
	Marsh & McLennan Companies, Inc. 2.90% 12/15/2051	920	594
	MGIC Investment Corp. 5.25% 8/15/2028	1,175	1,085
	Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]	300	298
	Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]	2,450	2,410

American Funds Insurance Series	141

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Morgan Stanley 3.125% 7/27/2026	USD325	$304
	MSCI, Inc. 3.625% 11/1/2031[6]	2,225	1,843
	National Australia Bank, Ltd. 1.887% 1/12/2027[6]	5,000	4,450
	Navient Corp. 5.50% 1/25/2023	1,594	1,594
	Navient Corp. 6.125% 3/25/2024	8,030	7,879
	Navient Corp. 5.875% 10/25/2024	1,005	974
	Navient Corp. 6.75% 6/15/2026	300	285
	Navient Corp. 5.50% 3/15/2029	5,980	4,888
	New York Life Global Funding 2.35% 7/14/2026[6]	590	544
	Northwestern Mutual Global Funding 1.75% 1/11/2027[6]	2,500	2,211
	OneMain Finance Corp. 3.875% 9/15/2028	756	602
	Owl Rock Capital Corp. 4.00% 3/30/2025	102	96
	Owl Rock Capital Corp. 3.75% 7/22/2025	2,874	2,658
	Owl Rock Capital Corp. 3.40% 7/15/2026	1,290	1,128
	Owl Rock Capital Corp. II 4.625% 11/26/2024[6]	2,305	2,194
	Owl Rock Capital Corp. III 3.125% 4/13/2027	2,520	2,078
	Owl Rock Core Income Corp. 4.70% 2/8/2027	2,500	2,258
	Oxford Finance, LLC 6.375% 2/1/2027[6]	1,125	1,049
	PNC Financial Services Group, Inc. 3.90% 4/29/2024	2,000	1,977
	Power Financial Corp., Ltd. 5.25% 8/10/2028	383	373
	Power Financial Corp., Ltd. 6.15% 12/6/2028	350	356
	Power Financial Corp., Ltd. 4.50% 6/18/2029	554	513
	Power Financial Corp., Ltd. 3.95% 4/23/2030	1,213	1,067
	Prudential Financial, Inc. 4.35% 2/25/2050	2,205	1,879
	Prudential Financial, Inc. 3.70% 3/13/2051	755	580
	Quicken Loans, LLC 3.625% 3/1/2029[6]	1,505	1,195
	Rabobank Nederland 4.375% 8/4/2025	4,500	4,397
	Rocket Mortgage, LLC 2.875% 10/15/2026[6]	2,110	1,812
	Royal Bank of Canada 1.15% 6/10/2025	4,711	4,316
	Ryan Specialty Group, LLC 4.375% 2/1/2030[6]	270	234
	Springleaf Finance Corp. 6.125% 3/15/2024	2,550	2,472
	Starwood Property Trust, Inc. 5.50% 11/1/2023[6]	1,160	1,152
	Starwood Property Trust, Inc. 4.375% 1/15/2027[6]	1,540	1,350
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,13]	2,800	2,591
	Toronto-Dominion Bank 2.65% 6/12/2024	625	605
	Toronto-Dominion Bank 0.75% 9/11/2025	5,375	4,803
	Toronto-Dominion Bank 1.25% 9/10/2026	2,425	2,124
	Toronto-Dominion Bank 1.95% 1/12/2027	2,500	2,231
	Toronto-Dominion Bank 2.45% 1/12/2032	1,500	1,219
	Travelers Companies, Inc. 4.00% 5/30/2047	860	699
	U.S. Bancorp 2.375% 7/22/2026	4,000	3,696
	UBS Group AG 4.125% 9/24/2025[6]	2,750	2,677
	UniCredit SpA 4.625% 4/12/2027[6]	625	586
	Wells Fargo & Company 2.164% 2/11/2026
	(3-month USD-LIBOR + 0.75% on 2/11/2025)[13]	8,000	7,464
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[13]	4,337	4,024
	Westpac Banking Corp. 2.75% 1/11/2023	1,750	1,749
	Westpac Banking Corp. 2.894% 2/4/2030
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[13]	3,000	2,753
	Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[13]	3,325	2,478
	Westpac Banking Corp. 2.963% 11/16/2040	1,500	996

			315,964

Energy 0.62%	Altera Infrastructure, LP 8.50% 7/15/2023[3,6,15]	3,550	663
	Antero Midstream Partners, LP 5.375% 6/15/2029[6]	2,170	1,987
	Antero Resources Corp. 7.625% 2/1/2029[6]	955	962
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]	2,000	1,943

142	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	USD1,270	$1,134
	Bonanza Creek Energy, Inc. 5.00% 10/15/2026[6]	480	439
	BP Capital Markets America, Inc. 2.772% 11/10/2050	681	438
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	961	895
	Canadian Natural Resources, Ltd. 4.95% 6/1/2047	1,559	1,360
	Cheniere Energy, Inc. 4.625% 10/15/2028	4,645	4,207
	Chesapeake Energy Corp. 4.875% 4/15/2022[15]	7,225	163
	Chesapeake Energy Corp. 5.50% 2/1/2026[6]	685	662
	Chesapeake Energy Corp. 5.875% 2/1/2029[6]	2,240	2,126
	CNX Midstream Partners, LP 4.75% 4/15/2030[6]	1,055	867
	CNX Resources Corp. 7.25% 3/14/2027[6]	1,725	1,715
	CNX Resources Corp. 6.00% 1/15/2029[6]	2,675	2,465
	CNX Resources Corp. 7.375% 1/15/2031[6]	553	531
	Comstock Resources, Inc. 5.875% 1/15/2030[6]	450	387
	Constellation Oil Services Holding SA 13.50% 6/30/2025[3,6]	1,120	1,120
	Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[16]	434	257
	Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]	4,265	4,250
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,16]	204	194
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[16]	185	176
	DT Midstream, Inc. 4.375% 6/15/2031[6]	1,680	1,412
	Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038	300	331
	Enbridge, Inc. 4.00% 10/1/2023	278	276
	Enbridge, Inc. 2.50% 1/15/2025	300	284
	Enbridge, Inc. 3.70% 7/15/2027	62	58
	Energy Transfer Operating, LP 5.00% 5/15/2050	1,869	1,502
	Energy Transfer Partners, LP 4.50% 4/15/2024	1,210	1,193
	Energy Transfer Partners, LP 4.75% 1/15/2026	2,494	2,432
	Enterprise Products Operating, LLC 4.90% 5/15/2046	500	437
	EQM Midstream Partners, LP 4.125% 12/1/2026	686	612
	EQM Midstream Partners, LP 6.50% 7/1/2027[6]	1,690	1,618
	EQM Midstream Partners, LP 5.50% 7/15/2028	3,088	2,767
	EQM Midstream Partners, LP 7.50% 6/1/2030[6]	642	619
	EQM Midstream Partners, LP 4.75% 1/15/2031[6]	1,635	1,340
	EQT Corp. 5.00% 1/15/2029	340	320
	EQT Corp. 7.25% 2/1/2030[13]	1,110	1,153
	EQT Corp. 3.625% 5/15/2031[6]	400	340
	Equinor ASA 3.00% 4/6/2027	4,000	3,739
	Equinor ASA 3.625% 9/10/2028	3,685	3,494
	Exxon Mobil Corp. 2.019% 8/16/2024	643	615
	Exxon Mobil Corp. 2.44% 8/16/2029	1,963	1,719
	Exxon Mobil Corp. 3.452% 4/15/2051	1,000	758
	Genesis Energy, LP 6.50% 10/1/2025	4,280	4,097
	Genesis Energy, LP 6.25% 5/15/2026	1,805	1,654
	Genesis Energy, LP 8.00% 1/15/2027	4,612	4,362
	Genesis Energy, LP 7.75% 2/1/2028	470	433
	Halliburton Company 3.80% 11/15/2025	6	6
	Harvest Midstream I, LP 7.50% 9/1/2028[6]	850	813
	Hess Midstream Operations, LP 4.25% 2/15/2030[6]	960	822
	Hess Midstream Operations, LP 5.50% 10/15/2030[6]	400	366
	Hess Midstream Partners, LP 5.125% 6/15/2028[6]	2,155	1,997
	Hilcorp Energy I, LP 6.00% 4/15/2030[6]	350	312
	Hilcorp Energy I, LP 6.00% 2/1/2031[6]	460	398
	Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[6]	545	536
	Kinder Morgan, Inc. 5.45% 8/1/2052	1,238	1,118
	Marathon Oil Corp. 4.40% 7/15/2027	1,005	961
	MPLX, LP 4.125% 3/1/2027	500	473
	MPLX, LP 2.65% 8/15/2030	4,273	3,472
	MPLX, LP 4.50% 4/15/2038	750	635
	MPLX, LP 4.70% 4/15/2048	1,101	874
	New Fortress Energy, Inc. 6.75% 9/15/2025[6]	1,065	1,010
	New Fortress Energy, Inc. 6.50% 9/30/2026[6]	2,435	2,266

American Funds Insurance Series	143

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	NGL Energy Operating, LLC 7.50% 2/1/2026[6]	USD14,165	$ 12,637
	NGL Energy Partners, LP 6.125% 3/1/2025	3,422	2,794
	Oasis Petroleum, Inc. 6.375% 6/1/2026[6]	1,945	1,897
	ONEOK, Inc. 5.85% 1/15/2026	347	352
	Parkland Corp. 4.625% 5/1/2030[6]	1,035	858
	Petróleos Mexicanos 6.875% 10/16/2025	3,755	3,682
	Petróleos Mexicanos 5.35% 2/12/2028	1,870	1,578
	Petróleos Mexicanos 6.75% 9/21/2047	1,996	1,278
	Pioneer Natural Resources Company 2.15% 1/15/2031	1,669	1,323
	Plains All American Pipeline, LP 3.80% 9/15/2030	113	98
	Range Resources Corp. 8.25% 1/15/2029	1,040	1,073
	Range Resources Corp. 4.75% 2/15/2030[6]	1,670	1,474
	Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]	2,689	2,421
	Southwestern Energy Co. 7.75% 10/1/2027	2,450	2,501
	Southwestern Energy Co. 8.375% 9/15/2028	395	408
	Southwestern Energy Co. 5.375% 2/1/2029	1,355	1,258
	Southwestern Energy Co. 5.375% 3/15/2030	1,945	1,778
	Southwestern Energy Co. 4.75% 2/1/2032	960	822
	Statoil ASA 3.25% 11/10/2024	2,850	2,780
	Statoil ASA 4.25% 11/23/2041	2,000	1,769
	Sunoco, LP 4.50% 5/15/2029	1,050	920
	Sunoco, LP 4.50% 4/30/2030	1,255	1,091
	Targa Resources Partners, LP 5.50% 3/1/2030	2,260	2,130
	Total SE 2.986% 6/29/2041	88	66
	TransCanada PipeLines, Ltd. 4.25% 5/15/2028	1,090	1,034
	TransCanada PipeLines, Ltd. 4.10% 4/15/2030	598	549
	TransCanada PipeLines, Ltd. 4.75% 5/15/2038	2,000	1,790
	TransCanada PipeLines, Ltd. 4.875% 5/15/2048	700	615
	Valero Energy Corp. 4.00% 4/1/2029	4,000	3,773
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]	840	717
	Weatherford International, Ltd. 11.00% 12/1/2024[6]	497	509
	Weatherford International, Ltd. 6.50% 9/15/2028[6]	2,380	2,337
	Weatherford International, Ltd. 8.625% 4/30/2030[6]	7,690	7,398
	Western Gas Partners, LP 4.50% 3/1/2028	3,018	2,785
	Western Midstream Operating, LP 4.30% 2/1/2030[13]	1,125	985
	Williams Companies, Inc. 3.50% 11/15/2030	1,094	959

			153,004

Health care 0.60%	AbbVie, Inc. 3.80% 3/15/2025	206	201
	AbbVie, Inc. 2.95% 11/21/2026	1,445	1,346
	AdaptHealth, LLC 5.125% 3/1/2030[6]	830	708
	AmerisourceBergen Corp. 0.737% 3/15/2023	1,291	1,280
	Amgen, Inc. 4.40% 2/22/2062	1,697	1,352
	Anthem, Inc. 2.375% 1/15/2025	818	777
	AstraZeneca Finance, LLC 1.20% 5/28/2026	3,786	3,375
	AstraZeneca Finance, LLC 1.75% 5/28/2028	1,871	1,609
	AstraZeneca Finance, LLC 2.25% 5/28/2031	742	619
	AstraZeneca PLC 3.375% 11/16/2025	1,140	1,101
	Bausch Health Companies, Inc. 5.00% 1/30/2028[6]	1,735	836
	Bausch Health Companies, Inc. 4.875% 6/1/2028[6]	7,450	4,753
	Bausch Health Companies, Inc. 5.00% 2/15/2029[6]	1,000	481
	Baxter International, Inc. 1.322% 11/29/2024	7,109	6,623
	Baxter International, Inc. 1.915% 2/1/2027	4,739	4,208
	Baxter International, Inc. 2.272% 12/1/2028	3,180	2,718
	Bayer US Finance II, LLC 3.875% 12/15/2023[6]	1,685	1,661
	Becton, Dickinson and Company 3.363% 6/6/2024	198	194
	Boston Scientific Corp. 3.45% 3/1/2024	313	307
	Centene Corp. 4.25% 12/15/2027	565	531
	Centene Corp. 2.45% 7/15/2028	1,325	1,121

144	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Centene Corp. 4.625% 12/15/2029	USD1,265	$ 1,159
	Cigna Corp. 3.75% 7/15/2023	245	243
	Community Health Systems, Inc. 5.625% 3/15/2027[6]	1,960	1,684
	Community Health Systems, Inc. 5.25% 5/15/2030[6]	3,675	2,778
	Eli Lilly and Company 3.375% 3/15/2029	1,353	1,269
	GlaxoSmithKline PLC 3.625% 5/15/2025	2,825	2,761
	HCA, Inc. 3.375% 3/15/2029[6]	804	708
	HCA, Inc. 3.50% 9/1/2030	4,050	3,503
	HCA, Inc. 3.625% 3/15/2032[6]	1,000	849
	HCA, Inc. 4.375% 3/15/2042[6]	1,500	1,201
	HCA, Inc. 4.625% 3/15/2052[6]	1,450	1,135
	Jazz Securities DAC 4.375% 1/15/2029[6]	1,975	1,764
	Merck & Co., Inc. 1.90% 12/10/2028	600	516
	Merck & Co., Inc. 2.75% 12/10/2051	1,103	742
	Molina Healthcare, Inc. 4.375% 6/15/2028[6]	440	402
	Molina Healthcare, Inc. 3.875% 11/15/2030[6]	2,899	2,461
	Molina Healthcare, Inc. 3.875% 5/15/2032[6]	3,855	3,207
	Novant Health, Inc. 3.168% 11/1/2051	3,750	2,608
	Novartis Capital Corp. 1.75% 2/14/2025	1,250	1,179
	Novartis Capital Corp. 2.00% 2/14/2027	2,386	2,174
	Owens & Minor, Inc. 4.375% 12/15/2024	5,615	5,436
	Owens & Minor, Inc. 4.50% 3/31/2029[6]	4,175	3,334
	Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]	7,303	5,566
	Pfizer, Inc. 2.95% 3/15/2024	219	214
	Shire PLC 2.875% 9/23/2023	1,365	1,342
	Summa Health 3.511% 11/15/2051	1,655	1,123
	Tenet Healthcare Corp. 4.875% 1/1/2026[6]	11,225	10,638
	Tenet Healthcare Corp. 4.25% 6/1/2029[6]	2,060	1,788
	Tenet Healthcare Corp. 4.375% 1/15/2030[6]	1,925	1,670
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	7,016	6,891
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	935	931
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	17,790	15,594
	Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029	7,495	6,684
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	3,550	2,178
	UnitedHealth Group, Inc. 1.15% 5/15/2026	2,610	2,334
	UnitedHealth Group, Inc. 5.30% 2/15/2030	2,500	2,582
	UnitedHealth Group, Inc. 2.00% 5/15/2030	974	806
	UnitedHealth Group, Inc. 4.20% 5/15/2032	767	730
	UnitedHealth Group, Inc. 3.05% 5/15/2041	3,875	2,928
	UnitedHealth Group, Inc. 3.25% 5/15/2051	2,504	1,804
	UnitedHealth Group, Inc. 4.75% 5/15/2052	1,250	1,161
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[6]	6,275	5,344

			149,222

Consumer discretionary 0.59%	Allied Universal Holdco, LLC 4.625% 6/1/2028[6]	1,660	1,374
	Amazon.com, Inc. 2.70% 6/3/2060	2,765	1,679
	American Honda Finance Corp. 3.50% 2/15/2028	750	702
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]	2,115	1,785
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]	1,065	865
	Bayerische Motoren Werke AG 2.25% 9/15/2023[6]	300	294
	Caesars Entertainment, Inc. 6.25% 7/1/2025[6]	2,815	2,741
	Carnival Corp. 4.00% 8/1/2028[6]	3,875	3,167
	Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]	2,000	1,920
	Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]	2,400	2,118
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]	450	421
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]	1,350	1,137
	Fertitta Entertainment, Inc. 4.625% 1/15/2029[6]	3,580	3,034
	Fertitta Entertainment, Inc. 6.75% 1/15/2030[6]	1,790	1,447
	First Student Bidco, Inc. 4.00% 7/31/2029[6]	1,300	1,077

American Funds Insurance Series	145

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD3,855	$3,714
	Ford Motor Credit Company, LLC 4.542% 8/1/2026	2,455	2,266
	Ford Motor Credit Company, LLC 2.70% 8/10/2026	2,110	1,835
	General Motors Financial Co. 2.35% 2/26/2027	783	685
	Hanesbrands, Inc. 4.875% 5/15/2026[6]	2,700	2,417
	Hilton Grand Vacations Borrower 5.00% 6/1/2029[6]	3,580	3,083
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[6]	1,885	1,581
	Home Depot, Inc. 1.50% 9/15/2028	3,000	2,556
	Home Depot, Inc. 3.90% 12/6/2028	825	796
	Home Depot, Inc. 2.95% 6/15/2029	4,000	3,627
	Home Depot, Inc. 1.875% 9/15/2031	3,000	2,405
	Home Depot, Inc. 4.25% 4/1/2046	2,000	1,742
	Home Depot, Inc. 4.50% 12/6/2048	428	391
	Hyundai Capital America 1.00% 9/17/2024[6]	3,025	2,797
	Hyundai Capital America 1.50% 6/15/2026[6]	850	737
	Hyundai Capital America 1.65% 9/17/2026[6]	3,075	2,707
	Hyundai Capital America 2.375% 10/15/2027[6]	2,579	2,210
	Hyundai Capital America 2.10% 9/15/2028[6]	3,075	2,529
	International Game Technology PLC 6.50% 2/15/2025[6]	1,880	1,895
	International Game Technology PLC 5.25% 1/15/2029[6]	6,490	6,059
	KB Home 7.25% 7/15/2030	1,295	1,260
	Kontoor Brands, Inc. 4.125% 11/15/2029[6]	910	745
	Lindblad Expeditions, LLC 6.75% 2/15/2027[6]	775	704
	Lithia Motors, Inc. 3.875% 6/1/2029[6]	2,900	2,388
	Lithia Motors, Inc. 4.375% 1/15/2031[6]	1,025	836
	Marriott International, Inc. 2.75% 10/15/2033	2,500	1,914
	McDonald’s Corp. 4.60% 9/9/2032	1,275	1,251
	Melco International Development, Ltd. 5.75% 7/21/2028[6]	1,710	1,433
	Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]	1,500	1,510
	Mercedes-Benz Finance North America, LLC 5.25% 11/29/2027[6]	2,875	2,895
	NCL Corp., Ltd. 5.875% 2/15/2027[6]	2,450	2,125
	NCL Corp., Ltd. 7.75% 2/15/2029[6]	1,375	1,037
	Neiman Marcus Group, LLC 7.125% 4/1/2026[6]	1,345	1,263
	Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[6,9]	780	213
	Party City Holdings, Inc. 8.75% 2/15/2026[6]	3,440	998
	Penske Automotive Group, Inc. 3.75% 6/15/2029	1,375	1,118
	Premier Entertainment Sub, LLC 5.625% 9/1/2029[6]	1,690	1,248
	Premier Entertainment Sub, LLC 5.875% 9/1/2031[6]	1,690	1,198
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]	715	491
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[6]	2,423	2,604
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]	3,120	2,526
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]	3,520	2,855
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]	1,408	1,417
	Sally Holdings, LLC 5.625% 12/1/2025	2,705	2,610
	Sands China, Ltd. 5.625% 8/8/2025	1,302	1,247
	Sands China, Ltd. 2.80% 3/8/2027[13]	2,075	1,780
	Scientific Games Corp. 7.00% 5/15/2028[6]	750	717
	Scientific Games Corp. 7.25% 11/15/2029[6]	2,240	2,154
	Sonic Automotive, Inc. 4.625% 11/15/2029[6]	3,035	2,434
	Sonic Automotive, Inc. 4.875% 11/15/2031[6]	1,325	1,043
	Stellantis Finance US, Inc. 1.711% 1/29/2027[6]	2,200	1,891
	Stellantis Finance US, Inc. 5.625% 1/12/2028[6]	2,500	2,480
	Stellantis Finance US, Inc. 2.691% 9/15/2031[6]	2,150	1,646
	Stellantis Finance US, Inc. 6.375% 9/12/2032[6]	2,000	1,980
	Tempur Sealy International, Inc. 4.00% 4/15/2029[6]	850	715
	The Gap, Inc. 3.625% 10/1/2029[6]	486	343
	The Gap, Inc. 3.875% 10/1/2031[6]	323	226
	Toyota Motor Credit Corp. 0.80% 1/9/2026	429	383
	Toyota Motor Credit Corp. 1.90% 1/13/2027	2,500	2,234
	Travel + Leisure Co. 4.50% 12/1/2029[6]	2,100	1,714
	Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]	3,770	3,734

146	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]	USD3,845	$3,786
	Volkswagen Group of America Finance, LLC 3.20% 9/26/2026[6]	3,201	2,972
	Wheel Pros, Inc. 6.50% 5/15/2029[6]	1,750	621
	Wyndham Destinations, Inc. 4.625% 3/1/2030[6]	1,300	1,080
	Wyndham Worldwide Corp. 4.375% 8/15/2028[6]	2,255	2,027
	Wynn Las Vegas, LLC 4.25% 5/30/2023[6]	2,193	2,165

			145,804

Communication services 0.53%	Alphabet, Inc. 1.998% 8/15/2026	3,000	2,762
	Alphabet, Inc. 1.90% 8/15/2040	1,375	918
	Alphabet, Inc. 2.25% 8/15/2060	1,265	719
	AT&T, Inc. 3.50% 9/15/2053	5,140	3,492
	CCO Holdings, LLC 4.75% 3/1/2030[6]	2,500	2,162
	CCO Holdings, LLC 4.50% 8/15/2030[6]	3,500	2,899
	CCO Holdings, LLC 4.25% 2/1/2031[6]	3,875	3,117
	CCO Holdings, LLC 4.75% 2/1/2032[6]	2,150	1,747
	CCO Holdings, LLC 4.50% 5/1/2032	2,710	2,162
	Charter Communications Operating, LLC 4.908% 7/23/2025	500	491
	Charter Communications Operating, LLC 3.70% 4/1/2051	2,000	1,223
	Charter Communications Operating, LLC 3.90% 6/1/2052	3,000	1,895
	Comcast Corp. 2.35% 1/15/2027	4,000	3,640
	Comcast Corp. 3.20% 7/15/2036	375	305
	Comcast Corp. 2.80% 1/15/2051	791	503
	Comcast Corp. 2.887% 11/1/2051	2,571	1,663
	CSC Holdings, LLC 3.375% 2/15/2031[6]	1,875	1,226
	DIRECTV Financing, LLC 5.875% 8/15/2027[6]	3,655	3,277
	DISH Network Corp. 11.75% 11/15/2027[6]	3,700	3,815
	Embarq Corp. 7.995% 6/1/2036	6,465	3,020
	Fox Corp. 4.03% 1/25/2024	1,120	1,107
	Frontier Communications Corp. 5.875% 10/15/2027[6]	2,225	2,071
	Frontier Communications Corp. 5.00% 5/1/2028[6]	5,550	4,851
	Frontier Communications Corp. 6.75% 5/1/2029[6]	4,400	3,646
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	1,850	1,434
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]	1,900	1,495
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]	1,100	1,121
	Gray Escrow II, Inc. 5.375% 11/15/2031[6]	900	650
	iHeartCommunications, Inc. 5.25% 8/15/2027[6]	3,093	2,625
	Intelsat Jackson Holding Co. 6.50% 3/15/2030[6]	2,891	2,592
	Ligado Networks, LLC 15.50% PIK 11/1/2023[6,16]	4,712	1,537
	Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]	1,350	1,154
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]	3,205	2,649
	Netflix, Inc. 4.875% 4/15/2028	1,250	1,210
	Netflix, Inc. 5.875% 11/15/2028	2,175	2,210
	Netflix, Inc. 6.375% 5/15/2029	50	52
	Netflix, Inc. 5.375% 11/15/2029[6]	25	24
	News Corp. 3.875% 5/15/2029[6]	875	760
	News Corp. 5.125% 2/15/2032[6]	550	501
	Nexstar Broadcasting, Inc. 4.75% 11/1/2028[6]	3,175	2,751
	SBA Tower Trust 1.631% 11/15/2026[6]	8,707	7,408
	Scripps Escrow II, Inc. 3.875% 1/15/2029[6]	2,325	1,869
	Sinclair Television Group, Inc. 4.125% 12/1/2030[6]	1,175	882
	Sirius XM Radio, Inc. 4.00% 7/15/2028[6]	3,575	3,118
	Sirius XM Radio, Inc. 4.125% 7/1/2030[6]	950	786
	Sirius XM Radio, Inc. 3.875% 9/1/2031[6]	1,975	1,545
	Sprint Corp. 6.875% 11/15/2028	2,525	2,627
	Take-Two Interactive Software, Inc. 3.30% 3/28/2024	3,175	3,102
	Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,438	2,165
	T-Mobile US, Inc. 1.50% 2/15/2026	500	448
	T-Mobile US, Inc. 2.05% 2/15/2028	325	280

American Funds Insurance Series	147

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Univision Communications, Inc. 6.625% 6/1/2027[6]	USD5,800	$5,608
	Univision Communications, Inc. 4.50% 5/1/2029[6]	3,475	2,913
	Univision Communications, Inc. 7.375% 6/30/2030[6]	225	215
	Verizon Communications, Inc. 2.875% 11/20/2050	2,453	1,548
	Virgin Media O2 4.25% 1/31/2031[6]	4,525	3,673
	Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]	2,115	1,771
	VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]	225	183
	Vodafone Group PLC 5.25% 5/30/2048	500	443
	Vodafone Group PLC 4.25% 9/17/2050	4,350	3,337
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025[6]	3,807	3,623
	WarnerMedia Holdings, Inc. 3.755% 3/15/2027[6]	1,018	918
	WarnerMedia Holdings, Inc. 4.054% 3/15/2029[6]	1,435	1,244
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032[6]	2,903	2,399
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042[6]	2,500	1,922
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052[6]	1,500	1,096
	Ziggo Bond Co. BV 5.125% 2/28/2030[6]	1,775	1,436
	Ziggo Bond Finance BV 4.875% 1/15/2030[6]	725	608

			132,643

Industrials 0.53%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]	1,005	968
	Allison Transmission Holdings, Inc. 3.75% 1/30/2031[6]	3,445	2,838
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]	1,025	929
	Avis Budget Group, Inc. 5.375% 3/1/2029[6]	2,450	2,099
	Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]	1,587	1,520
	Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]	1,126	1,022
	Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]	1,975	1,802
	Boeing Company 4.875% 5/1/2025	1,555	1,545
	Boeing Company 3.10% 5/1/2026	251	236
	Boeing Company 3.25% 2/1/2028	4,000	3,639
	Boeing Company 5.15% 5/1/2030	1,100	1,076
	Boeing Company 3.60% 5/1/2034	6,250	5,016
	Boeing Company 5.805% 5/1/2050	4,000	3,729
	Bombardier, Inc. 7.125% 6/15/2026[6]	4,100	3,985
	Bombardier, Inc. 7.875% 4/15/2027[6]	8,070	7,844
	Bombardier, Inc. 6.00% 2/15/2028[6]	1,010	935
	BWX Technologies, Inc. 4.125% 4/15/2029[6]	1,025	899
	Canadian Pacific Railway, Ltd. 1.75% 12/2/2026	1,385	1,236
	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	1,738	1,444
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	829	561
	Chart Industries, Inc. 7.50% 1/1/2030[6]	1,347	1,356
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]	590	512
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]	520	443
	CoreLogic, Inc. 4.50% 5/1/2028[6]	6,075	4,669
	Covanta Holding Corp. 4.875% 12/1/2029[6]	1,035	849
	CSX Corp. 4.25% 3/15/2029	1,062	1,024
	CSX Corp. 2.50% 5/15/2051	1,125	688
	Honeywell International, Inc. 2.30% 8/15/2024	2,640	2,536
	Honeywell International, Inc. 1.35% 6/1/2025	5,947	5,503
	Honeywell International, Inc. 2.70% 8/15/2029	1,470	1,310
	Icahn Enterprises Finance Corp. 4.75% 9/15/2024	2,090	2,009
	Icahn Enterprises, LP 5.25% 5/15/2027	1,185	1,088
	Icahn Enterprises, LP 4.375% 2/1/2029	1,525	1,292
	L3Harris Technologies, Inc. 1.80% 1/15/2031	2,625	2,021
	Lockheed Martin Corp. 5.10% 11/15/2027	951	974
	Lockheed Martin Corp. 5.25% 1/15/2033	1,742	1,802
	Lockheed Martin Corp. 5.70% 11/15/2054	1,849	1,949
	LSC Communications, Inc. 8.75% 10/15/2023[3,6,15]	4,063	12
	Masco Corp. 1.50% 2/15/2028	774	642
	Masco Corp. 2.00% 2/15/2031	497	384

148	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Masco Corp. 3.125% 2/15/2051	USD230	$ 144
	MasTec, Inc. 4.50% 8/15/2028[6]	1,425	1,279
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]	1,980	1,973
	Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,852
	Northrop Grumman Corp. 2.93% 1/15/2025	1,820	1,747
	Northrop Grumman Corp. 3.25% 1/15/2028	3,495	3,229
	Otis Worldwide Corp. 2.293% 4/5/2027	2,135	1,914
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]	195	169
	Rolls-Royce PLC 5.75% 10/15/2027[6]	1,940	1,851
	Siemens AG 1.20% 3/11/2026[6]	3,887	3,468
	Siemens AG 1.70% 3/11/2028[6]	3,700	3,167
	SkyMiles IP, Ltd. 4.75% 10/20/2028[6]	2,950	2,777
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]	507	534
	The Brink’s Co. 4.625% 10/15/2027[6]	2,385	2,186
	TransDigm, Inc. 6.25% 3/15/2026[6]	3,476	3,436
	TransDigm, Inc. 5.50% 11/15/2027	2,200	2,070
	Triumph Group, Inc. 8.875% 6/1/2024[6]	2,295	2,339
	Triumph Group, Inc. 6.25% 9/15/2024[6]	4,775	4,534
	Triumph Group, Inc. 7.75% 8/15/2025	3,950	3,366
	Union Pacific Corp. 2.40% 2/5/2030	2,414	2,071
	Union Pacific Corp. 2.95% 3/10/2052	1,000	681
	Union Pacific Corp. 3.839% 3/20/2060	546	425
	Union Pacific Corp. 3.799% 4/6/2071	545	405
	United Airlines, Inc. 4.375% 4/15/2026[6]	975	905
	United Airlines, Inc. 4.625% 4/15/2029[6]	2,225	1,941
	United Rentals, Inc. 3.875% 2/15/2031	2,050	1,723
	United Technologies Corp. 3.65% 8/16/2023	52	52
	United Technologies Corp. 3.95% 8/16/2025	3,155	3,085
	United Technologies Corp. 4.125% 11/16/2028	1,075	1,031
	Vertical U.S. Newco, Inc. 5.25% 7/15/2027[6]	2,000	1,779

			130,519

Materials 0.40%	Alcoa Nederland Holding BV 4.125% 3/31/2029[6]	1,175	1,044
	Allegheny Technologies, Inc. 4.875% 10/1/2029	710	628
	Allegheny Technologies, Inc. 5.125% 10/1/2031	1,110	983
	Anglo American Capital PLC 2.25% 3/17/2028[6]	484	408
	Anglo American Capital PLC 2.625% 9/10/2030[6]	2,500	2,037
	Anglo American Capital PLC 3.95% 9/10/2050[6]	1,281	942
	Arconic Rolled Products Corp. 6.125% 2/15/2028[6]	750	705
	Avient Corp. 7.125% 8/1/2030[6]	855	837
	Ball Corp. 6.875% 3/15/2028	1,415	1,455
	Ball Corp. 3.125% 9/15/2031	3,520	2,832
	CAN-PACK SA 3.875% 11/15/2029[6]	935	738
	Celanese US Holdings, LLC 6.165% 7/15/2027	3,500	3,458
	Chevron Phillips Chemical Co., LLC 3.30% 5/1/2023[6]	595	591
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	9,000	8,613
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]	1,825	1,622
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]	1,351	1,195
	CVR Partners, LP 6.125% 6/15/2028[6]	745	669
	Dow Chemical Co. 3.60% 11/15/2050	1,328	955
	First Quantum Minerals, Ltd. 6.50% 3/1/2024[6]	2,204	2,159
	First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]	11,350	11,071
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]	3,625	3,438
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]	4,240	3,987
	FXI Holdings, Inc. 7.875% 11/1/2024[6]	2,321	1,933
	FXI Holdings, Inc. 12.25% 11/15/2026[6]	4,492	3,726
	Glencore Funding, LLC 4.125% 3/12/2024[6]	945	930
	International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]	5,400	4,541
	Kaiser Aluminum Corp. 4.625% 3/1/2028[6]	2,495	2,181

American Funds Insurance Series	149

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	LSB Industries, Inc. 6.25% 10/15/2028[6]	USD860	$ 788
	LYB International Finance III, LLC 2.25% 10/1/2030	1,198	953
	LYB International Finance III, LLC 3.625% 4/1/2051	2,537	1,708
	LYB International Finance III, LLC 3.80% 10/1/2060	1,186	774
	Methanex Corp. 5.125% 10/15/2027	6,300	5,854
	Mineral Resources, Ltd. 8.50% 5/1/2030[6]	1,525	1,548
	Mosaic Co. 4.05% 11/15/2027	1,050	991
	Nova Chemicals Corp. 4.25% 5/15/2029[6]	1,875	1,536
	Novelis Corp. 3.875% 8/15/2031[6]	1,115	912
	Praxair, Inc. 1.10% 8/10/2030	2,938	2,258
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]	3,485	2,997
	SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]	1,230	992
	Sherwin-Williams Company 3.125% 6/1/2024	275	267
	Sherwin-Williams Company 3.80% 8/15/2049	5,208	3,891
	South32 Treasury, Ltd. 4.35% 4/14/2032[6]	1,527	1,311
	SPCM SA 3.375% 3/15/2030[6]	600	484
	Venator Finance SARL 9.50% 7/1/2025[6]	1,825	1,323
	Venator Finance SARL 5.75% 7/15/2025[6]	5,845	2,005
	Warrior Met Coal, Inc. 7.875% 12/1/2028[6]	3,400	3,356
	Westlake Chemical Corp. 4.375% 11/15/2047	500	378

			98,004

Utilities 0.31%	Ameren Corp. 2.50% 9/15/2024	969	927
	Calpine Corp. 3.75% 3/1/2031[6]	1,975	1,593
	Commonwealth Edison Co. 4.35% 11/15/2045	1,085	931
	Commonwealth Edison Co. 3.85% 3/15/2052	2,600	2,083
	Dominion Resources, Inc., junior subordinated, 3.071% 8/15/2024[13]	920	887
	Duke Energy Carolinas, LLC 3.95% 11/15/2028	1,250	1,202
	Duke Energy Corp. 4.50% 8/15/2032	2,000	1,879
	Duke Energy Corp. 3.50% 6/15/2051	2,000	1,398
	Duke Energy Florida, LLC 3.20% 1/15/2027	1,445	1,366
	Duke Energy Indiana, Inc. 3.25% 10/1/2049	1,225	856
	Duke Energy Progress, LLC 3.70% 10/15/2046	457	348
	Duke Energy Progress, LLC 2.50% 8/15/2050	202	122
	Duke Energy Progress, LLC 2.90% 8/15/2051	91	60
	Edison International 3.55% 11/15/2024	2,200	2,125
	EDP Finance BV 3.625% 7/15/2024[6]	4,100	3,959
	Electricité de France SA 4.75% 10/13/2035[6]	1,250	1,057
	Electricité de France SA 4.875% 9/21/2038[6]	2,750	2,246
	Electricité de France SA 5.60% 1/27/2040	525	481
	Emera US Finance, LP 3.55% 6/15/2026	320	300
	Enersis Américas SA 4.00% 10/25/2026	245	233
	Entergy Corp. 2.80% 6/15/2030	3,325	2,816
	Eversource Energy 3.80% 12/1/2023	2,730	2,700
	FirstEnergy Corp. 3.40% 3/1/2050	2,250	1,489
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]	675	590
	NRG Energy, Inc. 3.625% 2/15/2031[6]	1,875	1,429
	Pacific Gas and Electric Co. 2.10% 8/1/2027	125	107
	Pacific Gas and Electric Co. 2.50% 2/1/2031	2,941	2,289
	Pacific Gas and Electric Co. 3.30% 8/1/2040	100	68
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,250	781
	PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049	4,000	3,293
	PG&E Corp. 5.00% 7/1/2028	3,750	3,429
	PG&E Corp. 5.25% 7/1/2030	3,400	3,099
	Public Service Electric and Gas Co. 3.60% 12/1/2047	548	419
	Public Service Electric and Gas Co. 3.15% 1/1/2050	2,451	1,727
	Southern California Edison Co. 2.85% 8/1/2029	4,450	3,877
	Southern California Edison Co. 6.00% 1/15/2034	2,500	2,620
	Southern California Edison Co. 5.75% 4/1/2035	675	675

150	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Southern California Edison Co. 5.35% 7/15/2035	USD3,000	$ 2,915
	Southern California Edison Co. 4.00% 4/1/2047	264	208
	Talen Energy Corp. 7.25% 5/15/2027[6]	8,334	8,664
	Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[9,14]	2,815	2,861
	Talen Energy Supply, LLC 7.625% 6/1/2028[6]	1,180	1,232
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]	1,030	903
	Virginia Electric and Power Co. 2.40% 3/30/2032	2,575	2,088
	Xcel Energy, Inc. 2.60% 12/1/2029	1,950	1,669

			76,001

Real estate 0.28%	Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	315	305
	Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,220	1,148
	Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,940	1,654
	Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,320	1,155
	Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	4,095	3,056
	Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	410	349
	American Tower Corp. 1.45% 9/15/2026	2,369	2,070
	American Tower Corp. 3.55% 7/15/2027	1,425	1,322
	American Tower Corp. 3.60% 1/15/2028	1,000	921
	American Tower Corp. 1.50% 1/31/2028	2,500	2,073
	American Tower Corp. 2.30% 9/15/2031	1,500	1,170
	American Tower Corp. 2.95% 1/15/2051	2,000	1,247
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]	2,260	1,712
	Essex Portfolio, LP 3.875% 5/1/2024	1,000	980
	Essex Portfolio, LP 3.50% 4/1/2025	6,825	6,587
	Extra Space Storage, Inc. 2.35% 3/15/2032	1,385	1,051
	GLP Capital, LP 3.35% 9/1/2024	1,263	1,212
	Hospitality Properties Trust 4.35% 10/1/2024	560	510
	Host Hotels & Resorts, LP 4.50% 2/1/2026	355	341
	Howard Hughes Corp. 5.375% 8/1/2028[6]	1,450	1,309
	Howard Hughes Corp. 4.125% 2/1/2029[6]	1,860	1,560
	Howard Hughes Corp. 4.375% 2/1/2031[6]	2,690	2,180
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,401	1,780
	Iron Mountain, Inc. 5.25% 7/15/2030[6]	3,785	3,298
	Iron Mountain, Inc. 4.50% 2/15/2031[6]	2,650	2,184
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	2,645	2,100
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	1,940	1,482
	Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031	2,260	1,704
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]	3,757	3,163
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]	2,280	1,933
	Public Storage 1.85% 5/1/2028	2,490	2,140
	Public Storage 1.95% 11/9/2028	2,027	1,733
	Public Storage 2.30% 5/1/2031	719	585
	RHP Hotel Properties, LP 4.50% 2/15/2029[6]	1,300	1,123
	RLJ Lodging Trust, LP 4.00% 9/15/2029[6]	1,240	1,007
	Scentre Group 3.50% 2/12/2025[6]	3,075	2,945
	Scentre Group 3.25% 10/28/2025[6]	1,000	939
	Scentre Group 3.75% 3/23/2027[6]	2,430	2,241
	Sun Communities Operating, LP 2.30% 11/1/2028	1,845	1,540
	Sun Communities Operating, LP 2.70% 7/15/2031	876	694
	UDR, Inc. 2.95% 9/1/2026	760	699
	VICI Properties, LP 3.875% 2/15/2029[6]	1,367	1,200
	VICI Properties, LP 4.625% 12/1/2029[6]	532	485
	VICI Properties, LP 4.125% 8/15/2030[6]	971	851

			69,738

American Funds Insurance Series	151

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology 0.27%	Adobe, Inc. 1.90% 2/1/2025	USD366	$ 346
	Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[9,14]	225	200
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,14]	4,150	3,121
	Analog Devices, Inc. 1.70% 10/1/2028	1,286	1,092
	Analog Devices, Inc. 2.10% 10/1/2031	1,212	982
	Analog Devices, Inc. 2.80% 10/1/2041	2,961	2,179
	Analog Devices, Inc. 2.95% 10/1/2051	1,955	1,327
	Apple, Inc. 3.00% 2/9/2024	625	613
	Apple, Inc. 3.35% 2/9/2027	40	38
	Apple, Inc. 1.20% 2/8/2028	5,000	4,245
	Apple, Inc. 3.95% 8/8/2052	3,500	2,994
	Block, Inc. 3.50% 6/1/2031	2,325	1,858
	Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]	1,000	882
	Broadcom, Inc. 1.95% 2/15/2028[6]	1,407	1,191
	Broadcom, Inc. 2.60% 2/15/2033[6]	2,524	1,901
	Broadcom, Inc. 3.469% 4/15/2034[6]	1,771	1,418
	CommScope Finance, LLC 6.00% 3/1/2026[6]	1,600	1,480
	Diebold Nixdorf, Inc. 9.375% 7/15/2025[6]	10,434	7,462
	Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[3,6,16]	6,909	4,162
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,9,14]	4,731	3,186
	Fidelity National Information Services, Inc. 3.10% 3/1/2041	302	209
	Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[9,14]	EUR1,343	1,243
	Fiserv, Inc. 3.50% 7/1/2029	USD471	425
	Fiserv, Inc. 2.65% 6/1/2030	3,605	3,039
	Gartner, Inc. 4.50% 7/1/2028[6]	650	607
	Intuit, Inc. 0.95% 7/15/2025	1,530	1,394
	Intuit, Inc. 1.35% 7/15/2027	1,395	1,209
	Intuit, Inc. 1.65% 7/15/2030	1,845	1,484
	Mastercard, Inc. 2.00% 11/18/2031	3,874	3,120
	Microsoft Corp. 2.921% 3/17/2052	4,814	3,431
	NCR Corp. 5.125% 4/15/2029[6]	1,650	1,383
	PayPal Holdings, Inc. 2.65% 10/1/2026	662	612
	PayPal Holdings, Inc. 2.30% 6/1/2030	616	507
	Sabre GLBL, Inc. 7.375% 9/1/2025[6]	946	911
	Sabre GLBL, Inc. 11.25% 12/15/2027[6]	1,157	1,192
	Sabre Holdings Corp. 9.25% 4/15/2025[6]	3,122	3,115
	Synaptics, Inc. 4.00% 6/15/2029[6]	875	738
	Unisys Corp. 6.875% 11/1/2027[6]	725	558
	VeriSign, Inc. 2.70% 6/15/2031	625	511
	Veritas US, Inc. 7.50% 9/1/2025[6]	835	577
	Viavi Solutions, Inc. 3.75% 10/1/2029[6]	725	611

			67,553

Consumer staples 0.23%	7-Eleven, Inc. 0.80% 2/10/2024[6]	1,700	1,618
	7-Eleven, Inc. 0.95% 2/10/2026[6]	825	723
	7-Eleven, Inc. 1.30% 2/10/2028[6]	2,500	2,076
	Albertsons Companies, Inc. 3.50% 3/15/2029[6]	1,230	1,035
	Altria Group, Inc. 3.40% 2/4/2041	1,500	1,000
	Altria Group, Inc. 3.70% 2/4/2051	1,395	879
	Anheuser-Busch InBev NV 4.00% 4/13/2028	845	806
	Anheuser-Busch InBev NV 4.35% 6/1/2040	2,500	2,208
	Anheuser-Busch InBev NV 4.60% 4/15/2048	1,500	1,311
	British American Tobacco PLC 3.222% 8/15/2024	2,826	2,723
	British American Tobacco PLC 3.215% 9/6/2026	3,323	3,070
	British American Tobacco PLC 4.54% 8/15/2047	940	668
	Central Garden & Pet Co. 4.125% 4/30/2031[6]	1,395	1,157
	Coca-Cola Company 1.00% 3/15/2028	940	787
	Conagra Brands, Inc. 1.375% 11/1/2027	4,615	3,852
	Constellation Brands, Inc. 3.60% 2/15/2028	625	580

152	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Constellation Brands, Inc. 2.25% 8/1/2031	USD1,487	$ 1,185
	Coty, Inc. 4.75% 1/15/2029[6]	1,680	1,523
	Imperial Tobacco Finance PLC 6.125% 7/27/2027[6]	845	842
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]	2,990	2,590
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]	2,210	1,955
	PepsiCo, Inc. 2.625% 10/21/2041	5,000	3,721
	PepsiCo, Inc. 3.625% 3/19/2050	777	639
	PepsiCo, Inc. 2.75% 10/21/2051	1,723	1,200
	Philip Morris International, Inc. 2.875% 5/1/2024	788	765
	Philip Morris International, Inc. 3.25% 11/10/2024	2,000	1,936
	Philip Morris International, Inc. 0.875% 5/1/2026	2,990	2,630
	Philip Morris International, Inc. 5.125% 11/17/2027	3,073	3,101
	Philip Morris International, Inc. 3.375% 8/15/2029	788	711
	Philip Morris International, Inc. 5.625% 11/17/2029	1,482	1,507
	Philip Morris International, Inc. 1.75% 11/1/2030	2,956	2,322
	Philip Morris International, Inc. 5.75% 11/17/2032	938	959
	Post Holdings, Inc. 4.625% 4/15/2030[6]	2,886	2,496
	Prestige Brands International, Inc. 3.75% 4/1/2031[6]	1,115	921
	Reynolds American, Inc. 5.85% 8/15/2045	2,030	1,737
	Simmons Foods, Inc. 4.625% 3/1/2029[6]	560	457

			57,690

	Total corporate bonds, notes & loans		1,396,142

Asset-backed obligations 1.68%
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]	1,050	1,005
	Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[6,8,9]	2,205	2,182
	Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[6,8,9]	1,639	1,612
	American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 4.698% 4/15/2026[8,9]	9,000	8,995
	Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[6,8,9]	2,566	2,538
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A, 2.97% 3/20/2024[6,8]	960	957
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]	1,114	1,103
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]	3,100	3,049
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]	539	489
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]	138	124
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]	11,617	10,133
	BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]	6,633	6,706
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[6,8,9]	3,660	3,614
	Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]	531	494
	Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]	4,807	4,092
	Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]	665	582
	Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[6,8,9]	5,164	5,089
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]	5,191	4,639
	CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]	1,746	1,444
	CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]	6,093	5,277
	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 4.981% 4/22/2026[8,9]	4,960	4,963

American Funds Insurance Series	153

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]	USD1,446	$ 1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]	5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]	1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]	1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 4.708% 3/15/2026[8,9]	11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/2026[8]	256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]	6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[6,8,9]	5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]	351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]	6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]	3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]	5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]	1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]	5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]	3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]	4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]	6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]	9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]	8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]	685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]	275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]	2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]	10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]	12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]	4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]	5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]	474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[3,6,8]	5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]	8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]	634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]	405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]	8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]	5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]	685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]	429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]	4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]	8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[6,8,9]	1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[6,8,9]	5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[6,8,9]	2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A,
1.54% 3/20/2026[6,8]	4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[6,8]	1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]	2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]	5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]	5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]	6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]	10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]	5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]	10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1,
1.91% 10/20/2061[6,8]	23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[6,8,9]	1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[6,8,9]	1,415	1,405

154	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[6,8,9]	USD437	$ 433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 4.879% 10/15/2029[6,8,9]	8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 5.479% 10/15/2029[6,8,9]	5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/2031[6,8,9]	5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]	2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/2031[6,8,9]	9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[6,8,9]	4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]	4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]	646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]	1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]	4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.048% 1/15/2053[6,8,9]	6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]	3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]	4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]	4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]	2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]	2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/2031[6,8,9]	7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]	3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]	1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]	801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]	924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]	2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]	3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]	889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]	7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]	10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]	1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]	6,521	6,506

		417,313

Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]	6,600	6,096
European Investment Bank 0.75% 10/26/2026	6,194	5,433
OMERS Finance Trust 3.50% 4/19/2032[6]	4,315	3,905
OMERS Finance Trust 4.00% 4/19/2052[6]	4,315	3,459
Panama (Republic of) 3.298% 1/19/2033	4,365	3,545
Panama (Republic of) 4.50% 1/19/2063	1,035	733
Peru (Republic of) 1.862% 12/1/2032	2,525	1,848
Peru (Republic of) 2.78% 12/1/2060	3,775	2,214
Qatar (State of) 3.375% 3/14/2024[6]	2,315	2,271
Qatar (State of) 4.00% 3/14/2029[6]	745	733
Qatar (State of) 4.817% 3/14/2049[6]	750	731
Swedish Export Credit Corp. 3.625% 9/3/2024	5,089	4,993
United Mexican States 2.659% 5/24/2031	2,703	2,187
United Mexican States 4.875% 5/19/2033	1,790	1,647
United Mexican States 3.771% 5/24/2061	1,528	971

		40,766

American Funds Insurance Series	155

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals 0.14%
California 0.02%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD1,200	$1,079
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027	1,660	1,454
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	495	398
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042	1,170	869
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046	2,470	2,288

			6,088

Connecticut 0.00%	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 11/15/2044	5	5
	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044	10	10

			15

Florida 0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	5,335	4,649
	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	5,365	4,399

			9,048

Guam 0.00%	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036	240	196
	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043	315	246

			442

Illinois 0.01%	G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033	4,125	3,952

Maryland 0.00%	Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040	10	10

Minnesota 0.00%	Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038	30	30

New York 0.03%	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)	2,865	2,556
	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028	4,745	4,036

			6,592

Ohio 0.02%	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	5,110	4,314

South Carolina 0.00%	Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041	10	10

156	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
South Dakota 0.00%	Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 5/1/2034	USD5	$ 5

Tennessee 0.00%	Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043	5	5

Wisconsin 0.02%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	5,865	5,213

	Total municipals		35,724

	Total bonds, notes & other debt instruments (cost: $5,829,150,000)		5,385,913

Short-term securities 6.82%		Shares

Money market investments 6.61%
	Capital Group Central Cash Fund 4.31%[7,17]	16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[17,18]	20,644,758	20,645
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[17,18]	17,940,546	17,940
	Capital Group Central Cash Fund 4.31%[7,17,18]	126,229	12,622

			51,207

	Total short-term securities (cost: $1,690,721,000)		1,690,923

	Total investment securities 102.09% (cost: $21,116,750,000)		25,318,386
	Other assets less liabilities (2.09)%		(517,812)

	Net assets 100.00%		$24,800,574

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	543	March 2023	USD111,357	$ 139
5 Year U.S. Treasury Note Futures	Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures	Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures	Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures	Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,119	(123)

					$(1,166)

American Funds Insurance Series	157

Asset Allocation Fund  (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates[7]
	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)

Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[19]	$7,086	$–		$2,674	$(14,288)	$ 9,876	$–	$–

Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203		40,000	(10,186)	(283,156)	1,367,122	43,890

Short-term securities 6.66%

Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[17]	1,417,334	4,300,144		4,077,429	(250)	(83)	1,639,716	36,585

Money market investments purchased with collateralfrom securities on loan 0.05%
Capital Group Central Cash Fund 4.31%[17,18]	8,492	4,130	[20]				12,622	–	[21]

Total short-term securities							1,652,338

Total 12.17%					$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities[4]
	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024 [3]	7/9/2021	$50,000	$63,388	.26%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,703	.08

Total		$56,949	$83,091	.34%

158	American Funds Insurance Series

Asset Allocation Fund  (continued)

[1]	Security did not produce income during the last 12 months.

[2]

All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented ..27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.

[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.

[5]	Amount less than one thousand.

[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.

[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Purchased on a TBA basis.

[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.

[12]	Index-linked bond whose principal amount moves with a government price index.

[13]	Step bond; coupon rate may change at a later date.

[14]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.

[15]	Scheduled interest and/or principal payment was not received.

[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

[17]	Rate represents the seven-day yield at 12/31/2022.

[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

[19]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.

[20]	Represents net activity. Refer to Note 5 for more information on securities lending.

[21]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts	EURIBOR = Euro Interbank Offered Rate
Agcy. = Agency	Fin. = Finance
AMT = Alternative Minimum Tax	Fncg. = Financing
Assn. = Association	G.O. = General Obligation
Auth. = Authority	LIBOR = London Interbank Offered Rate
CAD = Canadian dollars	PIK = Payment In Kind
CLO = Collateralized Loan Obligations	Ref. = Refunding
CME = CME Group	REIT = Real Estate Investment Trust
CMO = Collateralized Mortgage Obligations	Rev. = Revenue
DAC = Designated Activity Company	SOFR = Secured Overnight Financing Rate
Dept. = Department	TBA = To be announced
Dev. = Development	USD = U.S. dollars
EUR = Euros

Refer to the notes to financial statements.

American Funds Insurance Series	159

American Funds Global Balanced Fund

(formerly Global Balanced Fund)

Investment portfolio December 31, 2022

Common stocks 58.58%		Shares	Value (000)
Financials 10.64%	Zurich Insurance Group AG	10,777	$ 5,150
	B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
	HDFC Bank, Ltd. (ADR)	25,988	1,778
	HDFC Bank, Ltd.	79,465	1,564
	DNB Bank ASA	156,181	3,092
	AIA Group, Ltd.	195,894	2,158
	Toronto-Dominion Bank (CAD denominated)	32,954	2,134
	PNC Financial Services Group, Inc.	11,839	1,870
	Kotak Mahindra Bank, Ltd.	78,279	1,722
	DBS Group Holdings, Ltd.	55,100	1,395
	Citigroup, Inc.	30,627	1,385
	BlackRock, Inc.	1,886	1,337
	ING Groep NV	98,239	1,199
	United Overseas Bank, Ltd.	47,600	1,092
	BNP Paribas SA	12,920	735
	Nasdaq, Inc.	11,966	734
	JPMorgan Chase & Co.	5,371	720
	KBC Groep NV	11,130	715
	Münchener Rückversicherungs-Gesellschaft AG	1,931	628
	Aegon NV	122,629	622
	Bank Central Asia Tbk PT	1,108,100	608
	Tryg A/S	24,243	575
	Banco Santander, SA	176,586	529
	Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
	Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
	FinecoBank SpA	26,543	442
	Great-West Lifeco, Inc.	17,334	401
	CME Group, Inc., Class A	2,292	385
	Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
	Allfunds Group PLC	18,078	126
	Lufax Holding, Ltd. (ADR)	47,602	92

			39,127

Industrials 8.37%	Raytheon Technologies Corp.	71,227	7,188
	General Electric Co.	39,535	3,313
	BAE Systems PLC	264,063	2,729
	Thales SA	20,022	2,560
	General Dynamics Corp.	8,468	2,101
	Carrier Global Corp.	49,012	2,022
	L3Harris Technologies, Inc.	9,073	1,889
	Siemens AG	13,373	1,856
	Honeywell International, Inc.	6,585	1,411
	RELX PLC	46,732	1,295
	CSX Corp.	38,467	1,192
	LIXIL Corp.	54,500	831
	Deutsche Post AG	17,657	665
	Safran SA	4,525	565
	Trelleborg AB, Class B	11,334	262
	Brenntag SE	3,756	240
	Melrose Industries PLC	141,781	230
	Airbus SE, non-registered shares	1,805	215
	NIBE Industrier AB, Class B	21,550	201

			30,765

Health care 7.78%	Abbott Laboratories	57,298	6,291
	Gilead Sciences, Inc.	30,992	2,661
	Novartis AG	28,897	2,617
	Siemens Healthineers AG	51,525	2,578
	UnitedHealth Group, Inc.	4,540	2,407

160	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Thermo Fisher Scientific, Inc.	3,354	$ 1,847
	AstraZeneca PLC	12,615	1,712
	Merck KGaA	8,165	1,581
	AbbVie, Inc.	8,136	1,315
	Stryker Corp.	3,999	978
	Amgen, Inc.	3,365	884
	Medtronic PLC	11,261	875
	Eurofins Scientific SE, non-registered shares	11,316	815
	BioMarin Pharmaceutical, Inc.[1]	6,615	685
	Humana, Inc.	1,166	597
	Bayer AG	10,117	522
	Takeda Pharmaceutical Company, Ltd.	8,400	262

			28,627

Information technology 6.47%	Broadcom, Inc.	16,303	9,115
	Microsoft Corp.	31,123	7,464
	Micron Technology, Inc.	44,625	2,230
	Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
	GlobalWafers Co., Ltd.	86,000	1,195
	ServiceNow, Inc.[1]	2,184	848
	Accenture PLC, Class A	3,024	807
	Apple, Inc.	3,194	415
	Applied Materials, Inc.	2,383	232
	Texas Instruments, Inc.	380	63

			23,783

Consumer staples 5.34%	Nestlé SA	35,802	4,135
	Philip Morris International, Inc.	36,010	3,645
	ITC, Ltd.	833,272	3,340
	Imperial Brands PLC	95,936	2,397
	Seven & i Holdings Co., Ltd.	39,200	1,677
	Pernod Ricard SA	5,580	1,097
	British American Tobacco PLC	27,475	1,090
	Heineken NV	7,506	705
	Altria Group, Inc.	14,317	654
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
	Treasury Wine Estates, Ltd.	27,708	256
	Kweichow Moutai Co., Ltd., Class A	721	178

			19,639

Utilities 4.80%	DTE Energy Company	29,637	3,483
	Power Grid Corporation of India, Ltd.	1,007,658	2,594
	NextEra Energy, Inc.	28,214	2,359
	Duke Energy Corp.	16,849	1,735
	E.ON SE	157,688	1,574
	Entergy Corp.	10,025	1,128
	Iberdrola, SA, non-registered shares	77,458	906
	ENN Energy Holdings, Ltd.	64,000	893
	Dominion Energy, Inc.	14,276	875
	National Grid PLC	65,238	784
	Enel SpA	122,240	657
	SembCorp Industries, Ltd.	187,100	471
	Public Service Enterprise Group, Inc.	3,391	208

			17,667

American Funds Insurance Series	161

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Materials 4.33%	Freeport-McMoRan, Inc.	87,143	$3,311
	Linde PLC	6,504	2,122
	BHP Group, Ltd. (CDI)	62,248	1,919
	Evonik Industries AG	96,394	1,851
	Fortescue Metals Group, Ltd.	126,401	1,762
	Rio Tinto PLC	20,187	1,417
	Shin-Etsu Chemical Co., Ltd.	11,000	1,340
	Vale SA (ADR), ordinary nominative shares	64,102	1,088
	UPM-Kymmene OYJ	15,079	565
	International Flavors & Fragrances, Inc.	2,739	287
	Air Liquide SA, non-registered shares	1,874	267

			15,929

Energy 4.02%	Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
	Neste OYJ	40,724	1,881
	Shell PLC (GBP denominated)	54,477	1,548
	Chevron Corp.	8,045	1,444
	BP PLC	184,567	1,073
	DT Midstream, Inc.	10,284	568
	Baker Hughes Co., Class A	17,643	521
	TC Energy Corp. (CAD denominated)	12,080	482
	Woodside Energy Group, Ltd. (CDI)	10,942	264

			14,776

Communication services 3.14%	Alphabet, Inc., Class A1	19,243	1,698
	Alphabet, Inc., Class C1	7,907	701
	Netflix, Inc.[1]	8,029	2,368
	Singapore Telecommunications, Ltd.	782,600	1,502
	Comcast Corp., Class A	30,643	1,072
	BCE, Inc.	22,635	995
	Omnicom Group, Inc.	10,624	867
	Universal Music Group NV	31,035	749
	SoftBank Corp.	54,400	615
	Meta Platforms, Inc., Class A1	4,089	492
	Electronic Arts, Inc.	4,021	491

			11,550

Consumer discretionary 2.27%	LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
	Cie. Financière Richemont SA, Class A	8,551	1,107
	Ferrari NV	3,990	855
	Ferrari NV (EUR denominated)	1,039	222
	General Motors Company	27,725	933
	Tesla, Inc.[1]	7,350	905
	InterContinental Hotels Group PLC	12,297	708
	Starbucks Corp.	4,596	456
	Royal Caribbean Cruises, Ltd.[1]	8,302	410
	Astra International Tbk PT	1,050,300	383
	Aptiv PLC[1]	2,518	234
	D.R. Horton, Inc.	2,232	199
	Airbnb, Inc., Class A1	1,851	158
	JD.com, Inc., Class A	1,200	34

			8,364

162	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Real estate 1.42%	Embassy Office Parks REIT	342,621	$ 1,390
	Equinix, Inc. REIT	2,059	1,349
	CTP NV	104,148	1,226
	Digital Realty Trust, Inc. REIT	4,683	470
	Crown Castle, Inc. REIT	3,025	410
	Americold Realty Trust, Inc. REIT	12,798	362

			5,207

	Total common stocks (cost: $194,190,000)		215,434

Preferred securities 0.40%
Financials 0.25%	Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	223,000	522
	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	192,000	389

			911

Consumer discretionary 0.15%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	5,497	558

	Total preferred securities (cost: $1,986,000)		1,469

Convertible stocks 0.34%
Utilities 0.23%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	16,500	828

Health care 0.11%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023	300	407

	Total convertible stocks (cost: $1,214,000)		1,235

Investment funds 1.50%
	Capital Group Central Corporate Bond Fund[2]	678,772	5,532

	Total investment funds (cost: $5,481,000)		5,532

Bonds, notes & other debt instruments 34.19%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 13.26%
	Abu Dhabi (Emirate of) 0.75% 9/2/2023[3]	USD275	267
	Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	83
	Asian Development Bank 1.125% 6/10/2025	GBP100	112
	Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD310	200
	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	1,055	591
	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	150	79
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	2,250	1,388
	Austria (Republic of) 0% 2/20/2031	EUR660	553
	Brazil (Federative Republic of) 10.00% 1/1/2023	BRL600	108
	Brazil (Federative Republic of) 0% 1/1/2024	1,700	284
	Brazil (Federative Republic of) 10.00% 1/1/2025	900	163
	Canada 0.75% 10/1/2024	CAD1,125	785
	Canada 2.25% 6/1/2025	1,400	998
	Canada 0.25% 3/1/2026	570	378
	Canada 3.50% 3/1/2028	1,009	749
	Chile (Republic of) 4.70% 9/1/2030	CLP245,000	279

American Funds Insurance Series	163

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY2,110	$336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050	1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050	10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025	3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031	5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR110	105
European Investment Bank 0.25% 1/20/2032	860	717
European Union 0% 7/6/2026	100	97
European Union 0.25% 10/22/2026	50	48
French Republic O.A.T. 0.75% 2/25/2028	640	618
French Republic O.A.T. 0% 11/25/2030	1,320	1,128
French Republic O.A.T. 0% 5/25/2032	650	527
French Republic O.A.T. 2.00% 11/25/2032	610	596
French Republic O.A.T. 3.25% 5/25/2045	160	171
Germany (Federal Republic of) 0% 4/16/2027	950	915
Germany (Federal Republic of) 0% 8/15/2031	2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032	540	463
Germany (Federal Republic of) 1.70% 8/15/2032	1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038	640	548
Germany (Federal Republic of) 0% 8/15/2050	200	112
Germany (Federal Republic of) 0% 8/15/2052	260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024	110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025	300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032	790	668
India (Republic of) 5.15% 11/9/2025	INR8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031	1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR200	213
Israel (State of) 1.50% 1/18/2027	100	100
Italy (Republic of) 1.35% 4/1/2030	660	581
Italy (Republic of) 2.50% 12/1/2032	650	583
Japan, Series 17, 0.10% 9/10/2023[4]	JPY10,900	84
Japan, Series 18, 0.10% 3/10/2024[4]	21,660	169
Japan, Series 19, 0.10% 9/10/2024[4]	31,620	247
Japan, Series 150, 0.005% 12/20/2026	84,950	644
Japan, Series 22, 0.10% 3/10/2027[4]	26,454	211
Japan, Series 346, 0.10% 3/20/2027	134,150	1,018
Japan, Series 363, 0.10% 6/20/2031	56,000	412
Japan, Series 365, 0.10% 12/20/2031	317,600	2,340
Japan, Series 152, 1.20% 3/20/2035	264,400	2,109
Japan, Series 179, 0.50% 12/20/2041	71,600	476
Japan, Series 42, 1.70% 3/20/2044	50,150	408
Japan, Series 37, 0.60% 6/20/2050	26,950	162
Japan, Series 74, 1.00% 3/20/2052	178,400	1,178
Japan, Series 76, 1.40% 9/20/2052	80,350	586
KfW 1.125% 7/4/2025	GBP95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR100	107
Morocco (Kingdom of) 1.50% 11/27/2031	100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD170	101
Peru (Republic of) 2.392% 1/23/2026	USD90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY100,000	753

164	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Philippines (Republic of) 0.25% 4/28/2025	EUR100	$99
	Philippines (Republic of) 1.648% 6/10/2031	USD200	160
	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	74
	Portuguese Republic 0.475% 10/18/2030	EUR230	199
	Romania 2.125% 3/7/2028	130	117
	Romania 3.624% 5/26/2030	392	344
	Romania 2.00% 1/28/2032	100	72
	Romania 2.00% 4/14/2033	200	138
	Romania 3.375% 2/8/2038	80	58
	Romania 4.625% 4/3/2049	39	30
	Romania 3.375% 1/28/2050	73	45
	Russian Federation 7.00% 8/16/2023[5,6]	RUB16,600	77
	Russian Federation 2.875% 12/4/2025[5]	EUR200	90
	Russian Federation 4.25% 6/23/2027[5]	USD200	86
	Russian Federation 4.375% 3/21/2029[5]	200	82
	Russian Federation 6.90% 5/23/2029[5]	RUB28,250	123
	Russian Federation 7.65% 4/10/2030[5]	38,320	166
	Russian Federation 5.90% 3/12/2031[5]	5,620	24
	Russian Federation 6.90% 7/23/2031[5]	18,200	79
	Russian Federation 8.50% 9/17/2031[5]	5,530	24
	Russian Federation 7.70% 3/23/2033[5]	23,030	100
	Russian Federation 7.25% 5/10/2034[5]	8,140	35
	Serbia (Republic of) 3.125% 5/15/2027	EUR385	356
	Serbia (Republic of) 2.05% 9/23/2036	185	112
	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR3,000	157
	Spain (Kingdom of) 0% 1/31/2027	EUR335	317
	Spain (Kingdom of) 0.80% 7/30/2027	490	474
	Spain (Kingdom of) 0.50% 10/31/2031	395	329
	Spain (Kingdom of) 0.70% 4/30/2032	830	693
	Tunisia (Republic of) 6.75% 10/31/2023	260	235
	Tunisia (Republic of) 6.75% 10/31/2023	150	135
	Ukraine 6.876% 5/21/2031[3,5]	USD250	48
	Ukraine 6.876% 5/21/2031[5]	200	38
	United Kingdom 2.75% 9/7/2024	GBP50	60
	United Kingdom 1.25% 7/22/2027	410	447
	United Kingdom 0.375% 10/22/2030	490	463
	United Kingdom 0.25% 7/31/2031	160	145
	United Kingdom 1.00% 1/31/2032	1,490	1,427
	United Kingdom 4.25% 6/7/2032	1,165	1,474
	United Kingdom 3.25% 1/22/2044	174	187
	United Kingdom 1.25% 7/31/2051	413	270
	United Mexican States, Series M, 5.75% 3/5/2026	MXN18,200	846
	United Mexican States, Series M, 7.50% 6/3/2027	1,950	94
	United Mexican States, Series M, 7.75% 5/29/2031	5,000	238
	United Mexican States, Series M, 8.00% 11/7/2047	5,120	235
	United Mexican States, Series M, 8.00% 7/31/2053	18,880	864

			48,783

U.S. Treasury bonds & notes 12.04%
U.S. Treasury 11.52%	U.S. Treasury 2.50% 3/31/2023	USD1,182	1,177
	U.S. Treasury 2.75% 4/30/2023	1,485	1,477
	U.S. Treasury 1.50% 2/29/2024	5,058	4,876
	U.S. Treasury 2.50% 4/30/2024	995	967
	U.S. Treasury 3.25% 8/31/2024	706	691
	U.S. Treasury 1.50% 10/31/2024	1,300	1,232
	U.S. Treasury 1.00% 12/15/2024	620	580
	U.S. Treasury 1.75% 3/15/2025	98	93
	U.S. Treasury 3.00% 7/15/2025	1,016	984

American Funds Insurance Series	165

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 3.125% 8/15/2025	USD18	$17
	U.S. Treasury 0.25% 8/31/2025	833	749
	U.S. Treasury 4.50% 11/15/2025	178	179
	U.S. Treasury 0.375% 11/30/2025	50	45
	U.S. Treasury 0.50% 2/28/2026	500	446
	U.S. Treasury 0.75% 3/31/2026	2,075	1,861
	U.S. Treasury 0.875% 6/30/2026	74	66
	U.S. Treasury 2.25% 2/15/2027	298	277
	U.S. Treasury 1.875% 2/28/2027	6,696	6,133
	U.S. Treasury 2.50% 3/31/2027	1,025	962
	U.S. Treasury 2.75% 4/30/2027	6,460	6,125
	U.S. Treasury 2.75% 7/31/2027	46	43
	U.S. Treasury 3.125% 8/31/2027	2,160	2,078
	U.S. Treasury 4.125% 9/30/2027	268	269
	U.S. Treasury 4.125% 10/31/2027	357	358
	U.S. Treasury 2.875% 5/15/2028	1,275	1,204
	U.S. Treasury 2.875% 8/15/2028	557	525
	U.S. Treasury 0.625% 5/15/2030	823	652
	U.S. Treasury 0.625% 8/15/2030	650	512
	U.S. Treasury 1.625% 5/15/2031	375	316
	U.S. Treasury 1.25% 8/15/2031	395	321
	U.S. Treasury 1.375% 11/15/2031	834	680
	U.S. Treasury 1.875% 2/15/2032	779	661
	U.S. Treasury 2.875% 5/15/2032	640	590
	U.S. Treasury 2.75% 8/15/2032	1,279	1,164
	U.S. Treasury 4.125% 11/15/2032	195	199
	U.S. Treasury 1.875% 2/15/2041[7]	920	652
	U.S. Treasury 2.25% 5/15/2041[7]	525	395
	U.S. Treasury 2.875% 11/15/2046	400	322
	U.S. Treasury 1.25% 5/15/2050	140	76
	U.S. Treasury 2.375% 5/15/2051	490	353
	U.S. Treasury 2.00% 8/15/2051	560	369
	U.S. Treasury 1.875% 11/15/2051[7]	686	437
	U.S. Treasury 2.25% 2/15/2052[7]	765	535
	U.S. Treasury 2.875% 5/15/2052	273	220
	U.S. Treasury 3.00% 8/15/2052	510	423
	U.S. Treasury 4.00% 11/15/2052	70	70

			42,361

U.S. Treasury inflation-protected securities 0.52%	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[4]	829	803
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[4]	575	555
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]	367	346
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]	249	208

			1,912

	Total U.S. Treasury bonds & notes		44,273

Corporate bonds, notes & loans 5.64%
Financials 1.80%	ACE INA Holdings, Inc. 3.35% 5/3/2026	10	10
	ACE INA Holdings, Inc. 4.35% 11/3/2045	20	17
	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[8]	EUR200	167
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,8]	USD200	204
	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[8]	EUR100	106
	Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]	100	101
	Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD200	188
	Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]	500	451
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]	160	140

166	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	USD236	$214
	Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[8]	20	16
	Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]	475	472
	Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]	103	96
	Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]	175	166
	Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[8]	310	269
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]	110	99
	Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]	29	27
	Commonwealth Bank of Australia 2.688% 3/11/2031[3]	225	174
	Corebridge Financial, Inc. 3.90% 4/5/2032[3]	59	52
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]	160	136
	Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]	EUR100	95
	Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]	210	162
	Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[8]	USD78	64
	Groupe BPCE SA 5.70% 10/22/2023[3]	200	199
	Groupe BPCE SA 1.00% 4/1/2025	EUR100	101
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[8]	USD200	191
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]	186	164
	JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]	160	150
	Morgan Stanley 3.125% 7/27/2026	110	103
	Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]	200	175
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]	126	111
	Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]	72	60
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR510	485
	New York Life Insurance Company 3.75% 5/15/2050[3]	USD23	18
	Nordea Bank AB 3.60% 6/6/2025[3]	200	193
	Royal Bank of Canada 1.20% 4/27/2026	175	156
	UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[3,8]	450	442
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]	210	195
	Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]	400	354
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]	100	85

			6,608

Utilities 0.89%	Alabama Power Co. 3.00% 3/15/2052	250	166
	CMS Energy Corp. 3.00% 5/15/2026	150	140
	Consumers Energy Co. 3.60% 8/15/2032	250	228
	Duke Energy Carolinas, LLC 3.05% 3/15/2023	280	279
	Duke Energy Progress, LLC 3.70% 9/1/2028	75	71
	E.ON SE 1.625% 3/29/2031	EUR240	216
	Edison International 4.125% 3/15/2028	USD160	149
	Enel Finance International SA 1.875% 7/12/2028[3]	200	159
	Enersis Américas SA 4.00% 10/25/2026	35	33
	Entergy Louisiana, LLC 4.75% 9/15/2052	100	90
	Exelon Corp. 3.40% 4/15/2026	150	143
	FirstEnergy Corp. 3.50% 4/1/2028[3]	35	32
	Florida Power & Light Company 2.875% 12/4/2051	120	81
	Interstate Power and Light Co. 2.30% 6/1/2030	50	41
	NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029	232	201
	Niagara Mohawk Power Corp. 3.508% 10/1/2024[3]	85	82
	Pacific Gas and Electric Co. 2.95% 3/1/2026	25	23
	Pacific Gas and Electric Co. 2.10% 8/1/2027	100	86

American Funds Insurance Series	167

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Pacific Gas and Electric Co. 3.00% 6/15/2028	USD140	$121
	Pacific Gas and Electric Co. 4.65% 8/1/2028	114	105
	Pacific Gas and Electric Co. 4.55% 7/1/2030	31	28
	Pacific Gas and Electric Co. 2.50% 2/1/2031	600	467
	Pacific Gas and Electric Co. 3.25% 6/1/2031	50	41
	Pacific Gas and Electric Co. 3.50% 8/1/2050	137	86
	Xcel Energy, Inc. 3.35% 12/1/2026	216	203

			3,271

Consumer discretionary 0.62%	Amazon.com, Inc. 2.80% 8/22/2024	45	44
	Bayerische Motoren Werke AG 3.90% 4/9/2025[3]	70	69
	Bayerische Motoren Werke AG 4.15% 4/9/2030[3]	70	67
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]	150	140
	General Motors Financial Co. 2.40% 4/10/2028	150	126
	Hyundai Capital America 1.50% 6/15/2026[3]	250	217
	Hyundai Capital America 2.375% 10/15/2027[3]	109	93
	Hyundai Capital Services, Inc. 3.75% 3/5/2023[3]	250	249
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[3]	222	239
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]	185	148
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3]	70	70
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3]	59	61
	Stellantis Finance US, Inc. 5.625% 1/12/2028[3]	400	397
	Stellantis Finance US, Inc. 2.691% 9/15/2031[3]	200	153
	Toyota Motor Credit Corp. 3.375% 4/1/2030	33	30
	Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[8]	EUR200	175

			2,278

Health care 0.45%	Aetna, Inc. 2.80% 6/15/2023	USD10	10
	Amgen, Inc. 1.90% 2/21/2025	40	37
	Amgen, Inc. 2.20% 2/21/2027	30	27
	Amgen, Inc. 4.20% 3/1/2033	280	260
	AstraZeneca Finance, LLC 2.25% 5/28/2031	69	57
	AstraZeneca PLC 3.50% 8/17/2023	150	149
	Becton, Dickinson and Company 3.734% 12/15/2024	10	10
	Becton, Dickinson and Company 3.70% 6/6/2027	43	41
	Becton, Dickinson and Company 2.823% 5/20/2030	28	24
	Becton, Dickinson and Company 4.298% 8/22/2032	320	300
	Cigna Corp. 4.125% 11/15/2025	80	78
	EMD Finance, LLC 3.25% 3/19/2025[3]	250	240
	Stryker Corp. 0.75% 3/1/2029	EUR210	188
	Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026	100	102
	UnitedHealth Group, Inc. 4.00% 5/15/2029	USD135	129

			1,652

Communication services 0.42%	AT&T, Inc. 2.75% 6/1/2031	375	312
	AT&T, Inc. 2.55% 12/1/2033	64	49
	Comcast Corp. 0% 9/14/2026	EUR100	94
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	56
	Netflix, Inc. 3.875% 11/15/2029[9]	EUR200	201
	Orange SA 9.00% 3/1/2031[8]	USD65	80
	T-Mobile US, Inc. 2.05% 2/15/2028	200	172
	Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	121

168	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Verizon Communications, Inc. 2.55% 3/21/2031	USD325	$268
	Verizon Communications, Inc. 0.75% 3/22/2032	EUR100	80
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042[3]	USD168	129

			1,562

Information technology 0.38%	Apple, Inc. 3.35% 8/8/2032	580	528
	Broadcom, Inc. 4.00% 4/15/2029[3]	21	19
	Broadcom, Inc. 4.15% 11/15/2030	70	63
	Broadcom, Inc. 3.419% 4/15/2033[3]	53	43
	Broadcom, Inc. 3.137% 11/15/2035[3]	15	11
	Lenovo Group, Ltd. 5.875% 4/24/2025	269	262
	Mastercard, Inc. 2.00% 11/18/2031	102	82
	Microsoft Corp. 2.40% 8/8/2026	187	175
	Oracle Corp. 2.65% 7/15/2026	216	199

			1,382

Industrials 0.32%	Boeing Company 4.508% 5/1/2023	400	399
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	164	111
	Carrier Global Corp. 2.242% 2/15/2025	6	6
	Carrier Global Corp. 2.493% 2/15/2027	7	6
	CSX Corp. 3.80% 4/15/2050	6	5
	CSX Corp. 2.50% 5/15/2051	75	46
	Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]	95	92
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]	200	181
	Singapore Airlines, Ltd. 3.375% 1/19/2029	200	181
	United Technologies Corp. 4.125% 11/16/2028	170	163

			1,190

Consumer staples 0.26%	Altria Group, Inc. 2.20% 6/15/2027	EUR270	260
	Anheuser-Busch InBev NV 4.00% 4/13/2028	USD100	95
	Anheuser-Busch InBev NV 4.75% 1/23/2029	220	218
	British American Tobacco PLC 3.215% 9/6/2026	62	57
	British American Tobacco PLC 4.70% 4/2/2027	67	64
	British American Tobacco PLC 3.557% 8/15/2027	105	96
	British American Tobacco PLC 3.462% 9/6/2029	75	65
	Philip Morris International, Inc. 5.75% 11/17/2032	110	113

			968

Energy 0.24%	Canadian Natural Resources, Ltd. 2.95% 7/15/2030	161	136
	Halliburton Company 3.80% 11/15/2025	2	2
	Kinder Morgan, Inc. 4.30% 6/1/2025	165	162
	Petróleos Mexicanos 6.75% 9/21/2047	107	69
	Qatar Petroleum 3.125% 7/12/2041[3]	270	208
	Statoil ASA 3.70% 3/1/2024	50	49
	TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]	288	275

			901

Real estate 0.14%	American Tower Corp. 0.875% 5/21/2029	EUR250	214
	Equinix, Inc. 2.15% 7/15/2030	USD176	140
	Essex Portfolio, LP 3.50% 4/1/2025	120	116
	Essex Portfolio, LP 3.375% 4/15/2026	40	38

			508

American Funds Insurance Series	169

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Corporate bonds, notes & loans (continued)
Materials 0.12%	Celanese US Holdings, LLC 5.337% 1/19/2029	EUR300		$305
	Celanese US Holdings, LLC 6.379% 7/15/2032	USD50		48
	Vale Overseas, Ltd. 3.75% 7/8/2030	94		82

				435

	Total corporate bonds, notes & loans			20,755

Mortgage-backed obligations 2.58%
Federal agency mortgage-backed obligations 1.56%	Fannie Mae Pool #FM7100 3.50% 6/1/2050[10]	350		324
	Fannie Mae Pool #CB2402 2.50% 12/1/2051[10]	315		267
	Fannie Mae Pool #BV9612 2.50% 4/1/2052[10]	271		230
	Fannie Mae Pool #FS2555 4.50% 7/1/2052[10]	148		143
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[10]	471		442
	Fannie Mae Pool #BW3812 4.50% 9/1/2052[10]	120		116
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[10]	135		130
	Fannie Mae Pool #BW7796 5.00% 10/1/2052[10]	840		829
	Fannie Mae Pool #BW1299 4.00% 11/1/2052[10]	57		53
	Fannie Mae Pool #BW1385 4.00% 12/1/2052[10]	290		272
	Freddie Mac Pool #ZJ9038 5.00% 6/1/2023[10]	–	[11]	–	[11]
	Freddie Mac Pool #QE8253 4.50% 8/1/2052[10]	200		193
	Freddie Mac Pool #SD8256 4.00% 10/1/2052[10]	100		94
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[10]	513		494
	Freddie Mac Pool #QF2182 4.50% 10/1/2052[10]	84		81
	Freddie Mac Pool #QF3955 4.00% 12/1/2052[10]	238		224
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[10]	75		72
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[10]	580		546
	Government National Mortgage Assn. 3.50% 1/1/2053[10,12]	1,350		1,241

				5,751

Other mortgage-backed securities 1.02%	Nordea Kredit 0.50% 10/1/2040[10]	DKK1,615		181
	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[10]	502		62
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[10]	7,234		809
	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[10]	1,281		158
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[10]	20,442		2,228
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[10]	1,365		136
	Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[10]	590		63
	Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[10]	862		90
	Realkredit Danmark AS 1.00% 10/1/2053[10]	194		20

				3,747

	Total mortgage-backed obligations			9,498

Asset-backed obligations 0.63%
	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[10,13]	USD203		203
	CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[10,13]	128		128
	Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[10]	56		56
	Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[10]	66		66
	Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[10,13]	111		111
	GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[10,13]	110		110
	GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[10,13]	121		121
	Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[10,13]	120		120

170	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[10]	USD302	$ 295
	Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[10,13]	283	283
	Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[10]	193	193
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[10,13]	40	40
	Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]	250	245
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[10]	155	153
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[3,10]	181	180

			2,304

Municipals 0.04%
Ohio 0.02%	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	100	72

Texas 0.02%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	80	57

	Total municipals		129

	Total bonds, notes & other debt instruments (cost: $141,023,000)		125,742

Short-term securities 4.34%	Weighted average yield at acquisition

Commercial paper 3.27%
British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/2023[3]	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/2023[3]	4.132	5,000	4,983

			12,021

		Shares

Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[2,14]		39,285	3,928

Total short-term securities (cost: $15,953,000)			15,949

Total investment securities 99.35% (cost: $359,847,000)			365,361
Other assets less liabilities 0.65%			2,399

Net assets 100.00%			$367,760

American Funds Insurance Series	171

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2023	USD1,025	$1
5 Year Euro-Bobl Futures	Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures	Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures	Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures	Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures	Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures	Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures	Short	6	March 2023	(674)	4
10 Year UK Gilt Futures	Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures	Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures	Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures	Short	6	March 2023	(806)	6
					$(373)

Forward currency contracts
Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)

KRW	1,761,900	USD	1,337	Citibank	1/9/2023	$ 63
USD	687	KRW	894,770	Bank of America	1/9/2023	(23)
EUR	2,560	DKK	19,040	Standard Chartered Bank	1/10/2023	(1)
USD	203	NZD	320	HSBC Bank	1/10/2023	(1)
SEK	1,270	USD	122	UBS AG	1/10/2023	(1)
USD	511	MYR	2,250	JPMorgan Chase	1/10/2023	(3)
USD	640	AUD	950	HSBC Bank	1/10/2023	(7)
USD	445	MXN	8,853	Goldman Sachs	1/10/2023	(8)
EUR	4,105	USD	4,324	Goldman Sachs	1/12/2023	74
CAD	1,450	USD	1,063	HSBC Bank	1/12/2023	8
USD	74	CAD	100	HSBC Bank	1/12/2023	– [11]
NZD	470	USD	299	Morgan Stanley	1/12/2023	(1)
USD	1,585	EUR	1,500	BNP Paribas	1/12/2023	(21)
JPY	169,239	USD	1,256	Bank of America	1/13/2023	35
JPY	89,090	USD	656	Bank of America	1/13/2023	24
USD	278	COP	1,337,640	Citibank	1/13/2023	3
USD	563	CAD	760	Standard Chartered Bank	1/13/2023	2
USD	98	GBP	80	Morgan Stanley	1/13/2023	1
GBP	240	USD	292	Bank of New York Mellon	1/13/2023	(2)
USD	303	MXN	6,020	UBS AG	1/13/2023	(5)
JPY	466,020	USD	3,428	Standard Chartered Bank	1/20/2023	133
JPY	81,321	AUD	890	HSBC Bank	1/20/2023	15
JPY	51,480	USD	380	Standard Chartered Bank	1/20/2023	14
USD	112	CLP	100,000	Bank of America	1/23/2023	(6)
USD	564	BRL	3,025	Citibank	1/23/2023	(7)
JPY	118,440	USD	821	Standard Chartered Bank	1/27/2023	85
JPY	172,080	USD	1,271	BNP Paribas	1/27/2023	46
JPY	45,290	USD	313	UBS AG	1/27/2023	33
JPY	78,800	USD	585	Goldman Sachs	1/27/2023	18
PLN	4,260	USD	922	Citibank	2/2/2023	47

172	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)
						Unrealized appreciation (depreciation) at 12/31/2022 (000)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date
USD	245	PLN	1,150	UBS AG	2/2/2023	$ (17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10

						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD375	$ (6)	$–	$ (6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	3,197	(51)	–	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	1,178	(20)	–	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	2,945	(48)	–	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	486	(8)	–	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	486	(8)	–	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	533	(9)	–	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	1,001	(17)	–	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	1,000	(18)	–	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	1,019	(19)	–	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	1,023	(19)	–	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	904	(17)	–	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	1,031	(20)	–	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	1,029	(19)	–	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	1,029	(19)	–	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	1,144	(21)	–	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023	5,500	(47)	–	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	(24)	–	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	(24)	–	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	123	(2)	–	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP3,050	(77)	–	(77)
2.42%	Annual	SONIA	Annual	5/5/2024	6,100	(160)	–	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024	4,180	(84)	–	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024	7,720	(88)	–	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN2,000	(7)	–	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	2,600	(10)	–	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	3,200	(12)	–	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	8,600	(31)	–	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	8,900	(32)	–	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	11,300	(42)	–	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	2,500	(6)	–	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	3,701	(8)	–	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026	6,100	(13)	–	(13)

American Funds Insurance Series	173

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN6,000	$ (13)	$–	$ (13)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	7,639	(18)	–	(18)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027	20,400	8	–	8

						$(1,009)	$–	$(1,009)

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount[15] (000)	Value at 12/31/2022[16] (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	USD2,580	$20	$13	$7

Investments in affiliates[2]

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	gain	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Investment funds 1.50%
Capital Group Central Corporate Bond Fund	$ –	$ 5,481	$ –	$–	$51	$5,532	$ 50

Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[14]	1,127	144,034	141,236	3	–	3,928	343

Total 2.57%				$3	$51	$9,460	$393

Restricted securities[9]
				Percent
	Acquisition	Cost	Value	of net

	date(s)	(000)	(000)	assets
Netflix, Inc. 3.875% 11/15/2029	7/11/20222-7/12/2022	$191	$201	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	251	162	.04

Total		$442	$363	.10%

174	American Funds Insurance Series

American Funds Global Balanced Fund  (continued)

(formerly Global Balanced Fund)

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Value determined using significant unobservable inputs.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.

[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Amount less than one thousand.
[12]	Purchased on a TBA basis.
[13]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[14]	Rate represents the seven-day yield at 12/31/2022.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key	to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

Refer	to the notes to financial statements.

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

American Funds Insurance Series	175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 34.59%
Financials 9.65%	ACE INA Holdings, Inc. 3.35% 5/3/2026	USD2,025	$ 1,941
	ACE INA Holdings, Inc. 4.35% 11/3/2045	2,220	1,933
	AerCap Ireland Capital DAC 1.65% 10/29/2024	5,996	5,535
	AerCap Ireland Capital DAC 6.50% 7/15/2025	1,798	1,824
	AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,503
	AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	9,010
	AerCap Ireland Capital DAC 3.00% 10/29/2028	10,345	8,686
	AerCap Ireland Capital DAC 3.30% 1/30/2032	11,338	8,891
	AerCap Ireland Capital DAC 3.40% 10/29/2033	5,120	3,896
	AerCap Ireland Capital DAC 3.85% 10/29/2041	1,254	891
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023	3,130	3,013
	Ally Financial, Inc. 5.125% 9/30/2024	1,500	1,486
	Ally Financial, Inc. 8.00% 11/1/2031	8,075	8,418
	American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[1]	4,501	4,265
	Arthur J. Gallagher & Co. 3.50% 5/20/2051	1,073	754
	Banco Santander, SA 5.147% 8/18/2025	4,000	3,960
	Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]	1,400	1,198
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]	1,970	1,818
	Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)[1]	981	869
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	7,989	7,009
	Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]	2,635	2,524
	Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]	11,107	10,866
	Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]	1,502	1,553
	Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]	10,129	9,189
	Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]	2,773	2,338
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]	21,177	16,224
	Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]	8,343	6,698
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	36,155	27,930
	Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)[1]	2,613	2,053
	Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]	4,089	3,305
	Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]	10,180	9,340
	Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]	7,947	7,568
	Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]	4,850	4,814
	Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]	4,525	4,496
	BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]	7,581	6,634
	BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]	13,134	11,569
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	3,594	2,936
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	4,177	3,276
	Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032	1,303	1,152
	Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]	4,525	4,334
	Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]	2,430	2,382
	Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]	4,650	4,509
	China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	1,126	880
	CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)[1]	5,410	5,364
	Citigroup, Inc. 4.60% 3/9/2026	1,800	1,770
	Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]	8,740	7,591
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]	5,520	4,984
	Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[1]	3,386	3,282
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]	1,030	834
	Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]	5,350	4,590
	Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[1]	1,718	1,614
	Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]	2,781	2,878
	Corebridge Financial, Inc. 3.50% 4/4/2025[2]	1,439	1,381
	Corebridge Financial, Inc. 3.65% 4/5/2027[2]	4,493	4,195
	Corebridge Financial, Inc. 3.85% 4/5/2029[2]	5,794	5,289
	Corebridge Financial, Inc. 3.90% 4/5/2032[2]	5,959	5,221
	Corebridge Financial, Inc. 4.35% 4/5/2042[2]	361	298

176	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Corebridge Financial, Inc. 4.40% 4/5/2052[2]	USD1,352	$ 1,078
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	4,450	4,060
	Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]	2,450	2,145
	Credit Suisse Group AG 3.80% 6/9/2023	15,327	14,927
	Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]	850	752
	Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]	7,609	6,505
	Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]	11,200	8,973
	Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]	1,265	1,154
	Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	5,476	4,262
	Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	7,369	5,106
	Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]	576	507
	Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]	6,658	6,835
	Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]	2,990	2,565
	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]	2,975	2,740
	Deutsche Bank AG 3.95% 2/27/2023	6,350	6,328
	Deutsche Bank AG 0.898% 5/28/2024	2,500	2,339
	Deutsche Bank AG 3.70% 5/30/2024	5,150	5,007
	Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]	10,475	10,120
	Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]	3,673	3,512
	Deutsche Bank AG 4.10% 1/13/2026	7,305	7,029
	Deutsche Bank AG 4.10% 1/13/2026	857	824
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	41,608	36,749
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]	4,315	3,664
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]	7,258	6,179
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	2,900	2,331
	Discover Financial Services 6.70% 11/29/2032	1,475	1,504
	DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]	1,200	1,045
	GE Capital Funding, LLC 4.55% 5/15/2032	973	927
	Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]	3,030	2,660
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	13,275	11,468
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]	13,961	12,226
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]	1,758	1,568
	Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]	7,403	6,907
	Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]	1,534	1,473
	Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]	9,600	8,786
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]	10,422	8,490
	Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]	3,160	2,161
	Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]	1,750	1,665
	Groupe BPCE SA 2.75% 1/11/2023[2]	6,875	6,871
	Groupe BPCE SA 5.70% 10/22/2023[2]	28,166	27,963
	Groupe BPCE SA 5.15% 7/21/2024[2]	5,481	5,369
	Groupe BPCE SA 1.625% 1/14/2025[2]	2,980	2,776
	Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	6,350	5,649
	Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]	6,195	5,908
	HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]	5,270	4,571
	HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]	6,410	5,913
	HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]	5,917	4,786
	HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]	5,250	4,074
	HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]	3,595	3,339
	Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027	669	585
	Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027	6,335	5,422
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[3]	2,750	2,741
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[3]	397	374
	Huarong Finance II Co., Ltd. 5.50% 1/16/2025	6,669	6,328

American Funds Insurance Series	177

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD480	$ 444
	Huarong Finance II Co., Ltd. 4.625% 6/3/2026	200	177
	Huarong Finance II Co., Ltd. 4.875% 11/22/2026	2,106	1,886
	Intercontinental Exchange, Inc. 4.35% 6/15/2029	8,710	8,433
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	4,601	4,408
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	5,327	4,963
	Intesa Sanpaolo SpA 3.375% 1/12/2023[2]	10,035	10,030
	Intesa Sanpaolo SpA 5.017% 6/26/2024[2]	68,143	65,545
	Intesa Sanpaolo SpA 3.25% 9/23/2024[2]	770	731
	Intesa Sanpaolo SpA 5.71% 1/15/2026[2]	15,400	14,816
	Intesa Sanpaolo SpA 3.875% 7/14/2027[2]	6,250	5,581
	Intesa Sanpaolo SpA 3.875% 1/12/2028[2]	1,986	1,753
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]	2,060	1,714
	JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]	5,870	5,475
	JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]	11,105	10,289
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[1]	3,620	3,518
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	1,832	1,612
	JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]	5,965	5,172
	JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]	4,350	3,941
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]	12,080	11,555
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]	8,465	8,265
	JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]	9,600	8,729
	JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]	2,453	2,053
	JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]	11,980	11,186
	JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]	1,766	1,449
	JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]	4,802	3,858
	JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]	5,313	4,213
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]	553	452
	JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]	1,907	1,771
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]	5,475	5,229
	Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]	2,415	2,128
	Keb Hana Bank 3.25% 3/30/2027[2]	1,315	1,227
	Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]	2,675	2,493
	Marsh & McLennan Companies, Inc. 2.375% 12/15/2031	367	297
	Marsh & McLennan Companies, Inc. 2.90% 12/15/2051	505	326
	MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,405	1,521
	MetLife, Inc. 3.60% 11/13/2025	3,490	3,395
	MetLife, Inc. 5.00% 7/15/2052	165	158
	Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]	2,960	2,724
	Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]	6,200	5,383
	Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]	2,225	1,930
	Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]	2,970	2,618
	Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]	2,945	2,781
	Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]	1,197	1,146
	Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]	4,615	4,026
	Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]	2,390	2,379
	Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]	3,065	2,901
	Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]	2,300	2,200

178	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	USD10,488	$ 9,114
	Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[1]	3,671	3,497
	Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[1]	2,007	2,075
	Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]	26,412	20,326
	Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]	2,813	2,209
	Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[1]	6,616	5,369
	Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]	3,375	3,181
	Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]	3,810	4,004
	Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]	2,286	2,096
	MSCI, Inc. 3.25% 8/15/2033[2]	2,750	2,128
	Navient Corp. 6.75% 6/25/2025	425	409
	OneMain Holdings, Inc. 7.125% 3/15/2026	250	238
	Rede D’Or Finance SARL 4.50% 1/22/2030[2]	1,572	1,355
	Santander Holdings USA, Inc. 3.50% 6/7/2024	8,325	8,092
	Santander Holdings USA, Inc. 2.49% 1/6/2028[1]	3,625	3,115
	State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]	1,640	1,520
	Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027	1,100	977
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	1,530	971
	Synchrony Financial 4.375% 3/19/2024	3,640	3,576
	Toronto-Dominion Bank 1.95% 1/12/2027	1,060	946
	Travelers Companies, Inc. 2.55% 4/27/2050	768	478
	U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]	2,440	2,387
	UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]	4,000	3,446
	UniCredit SpA 4.625% 4/12/2027[2]	1,395	1,307
	UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]	16,130	14,182
	Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	415
	Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	20,480	19,382
	Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]	3,524	3,428
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	9,236	8,569
	Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]	7,450	7,289
	Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]	7,665	6,478
	Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]	3,675	3,500
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	20,666	17,607
	Willis North America, Inc. 4.65% 6/15/2027	1,290	1,248

			986,796

Utilities 4.42%	AEP Texas, Inc. 3.45% 5/15/2051	1,475	1,048
	Alabama Power Co. 3.00% 3/15/2052	3,697	2,458
	Alfa Desarrollo SpA 4.55% 9/27/2051[2]	1,001	763
	Ameren Corp. 4.50% 3/15/2049	2,875	2,634
	Baltimore Gas & Electric 4.55% 6/1/2052	525	467
	Berkshire Hathaway Energy Company 4.50% 2/1/2045	5,895	5,161
	Comisión Federal de Electricidad 4.688% 5/15/2029[2]	3,655	3,249
	Comisión Federal de Electricidad 3.875% 7/26/2033[2]	1,340	1,019
	Connecticut Light and Power Co. 2.05% 7/1/2031	1,775	1,430
	Consumers Energy Co. 4.05% 5/15/2048	1,413	1,173
	Consumers Energy Co. 3.75% 2/15/2050	5,625	4,416
	Consumers Energy Co. 3.10% 8/15/2050	4,123	2,883
	Consumers Energy Co. 3.50% 8/1/2051	235	178
	Duke Energy Corp. 3.75% 4/15/2024	3,826	3,760
	Duke Energy Corp. 4.50% 8/15/2032	7,811	7,340
	Duke Energy Corp. 3.50% 6/15/2051	1,139	796
	Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,098
	Duke Energy Florida, LLC 3.00% 12/15/2051	711	480
	Duke Energy Florida, LLC 5.95% 11/15/2052	575	616

American Funds Insurance Series	179

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Duke Energy Progress, LLC 3.70% 9/1/2028	USD3,750	$ 3,530
	Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,407
	Duke Energy Progress, LLC 2.50% 8/15/2050	644	389
	Edison International 3.55% 11/15/2024	6,850	6,618
	Edison International 4.95% 4/15/2025	175	172
	Edison International 5.75% 6/15/2027	3,181	3,196
	Edison International 4.125% 3/15/2028	3,644	3,387
	Edison International 6.95% 11/15/2029	2,525	2,643
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR2,800	2,346
	Emera US Finance, LP 0.833% 6/15/2024	USD600	560
	Emera US Finance, LP 2.639% 6/15/2031	4,400	3,456
	Enel Società per Azioni 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]	1,000	1,003
	ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]	1,310	1,143
	Entergy Louisiana, LLC 4.20% 9/1/2048	6,325	5,207
	Entergy Louisiana, LLC 4.75% 9/15/2052	1,525	1,377
	Eversource Energy 3.80% 12/1/2023	5,000	4,945
	FirstEnergy Corp. 1.60% 1/15/2026	20,066	17,774
	FirstEnergy Corp. 3.50% 4/1/2028[2]	2,400	2,191
	FirstEnergy Corp. 4.10% 5/15/2028[2]	425	401
	FirstEnergy Corp. 2.65% 3/1/2030	12,524	10,234
	FirstEnergy Corp. 2.25% 9/1/2030	13,707	10,904
	FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]	12,178	11,355
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]	4,000	3,498
	Florida Power & Light Company 2.45% 2/3/2032	4,890	4,087
	Florida Power & Light Company 2.875% 12/4/2051	9,334	6,305
	Georgia Power Co. 3.70% 1/30/2050	275	206
	Interchile SA 4.50% 6/30/2056[2]	465	385
	Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]	10,190	9,649
	Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]	340	299
	ITC Holdings Corp. 3.35% 11/15/2027	1,118	1,031
	Jersey Central Power & Light Co. 2.75% 3/1/2032[2]	525	425
	Mississippi Power Co. 4.25% 3/15/2042	5,020	4,093
	Monongahela Power Co. 3.55% 5/15/2027[2]	1,700	1,600
	NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027	2,772	2,457
	Northern States Power Co. 4.50% 6/1/2052	3,328	3,035
	Oncor Electric Delivery Company, LLC 4.15% 6/1/2032[2]	1,035	980
	Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[2]	975	958
	Pacific Gas and Electric Co. 3.25% 6/15/2023	5,615	5,554
	Pacific Gas and Electric Co. 3.40% 8/15/2024	2,000	1,920
	Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	25,623
	Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	9,956
	Pacific Gas and Electric Co. 3.30% 3/15/2027	5,850	5,212
	Pacific Gas and Electric Co. 3.30% 12/1/2027	12,289	10,865
	Pacific Gas and Electric Co. 3.75% 7/1/2028	13,075	11,621
	Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,278
	Pacific Gas and Electric Co. 4.55% 7/1/2030	35,299	32,078
	Pacific Gas and Electric Co. 2.50% 2/1/2031	19,695	15,326
	Pacific Gas and Electric Co. 3.25% 6/1/2031	1,300	1,060
	Pacific Gas and Electric Co. 3.30% 8/1/2040	8,898	6,055
	Pacific Gas and Electric Co. 3.75% 8/15/2042	9,466	6,383
	Pacific Gas and Electric Co. 4.75% 2/15/2044	336	258
	Pacific Gas and Electric Co. 3.50% 8/1/2050	6,836	4,272
	Public Service Electric and Gas Co. 3.20% 5/15/2029	6,000	5,456
	Public Service Electric and Gas Co. 1.90% 8/15/2031	775	618
	Public Service Electric and Gas Co. 3.10% 3/15/2032	7,500	6,577
	Puget Energy, Inc. 3.65% 5/15/2025	300	286
	Southern California Edison Co. 4.20% 3/1/2029	11,000	10,485
	Southern California Edison Co. 2.85% 8/1/2029	8,200	7,144
	Southern California Edison Co. 2.50% 6/1/2031	5,149	4,256

180	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Southern California Edison Co. 5.95% 11/1/2032	USD1,100	$ 1,166
	Southern California Edison Co. 5.75% 4/1/2035	4,549	4,546
	Southern California Edison Co. 5.35% 7/15/2035	6,450	6,267
	Southern California Edison Co. 5.625% 2/1/2036	7,051	6,888
	Southern California Edison Co. 5.55% 1/15/2037	3,844	3,774
	Southern California Edison Co. 5.95% 2/1/2038	5,121	5,188
	Southern California Edison Co. 4.00% 4/1/2047	9,402	7,391
	Southern California Edison Co. 4.125% 3/1/2048	5,765	4,628
	Southern California Edison Co. 4.875% 3/1/2049	555	491
	Southern California Edison Co. 3.65% 2/1/2050	8,086	5,943
	Southern California Edison Co., Series C, 3.60% 2/1/2045	2,717	1,960
	Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,179
	Southwestern Electric Power Co. 3.25% 11/1/2051	2,270	1,502
	Union Electric Co. 2.15% 3/15/2032	3,175	2,518
	Virginia Electric and Power Co. 2.30% 11/15/2031	2,425	1,958
	Virginia Electric and Power Co. 2.40% 3/30/2032	5,345	4,333
	WEC Energy Group, Inc. 2.20% 12/15/2028	1,575	1,336
	Wisconsin Electric Power Co. 2.85% 12/1/2051	375	241
	Wisconsin Power and Light Co. 1.95% 9/16/2031	525	413
	Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	793
	Xcel Energy, Inc. 3.30% 6/1/2025	5,650	5,428
	Xcel Energy, Inc. 1.75% 3/15/2027	5,660	4,966
	Xcel Energy, Inc. 2.60% 12/1/2029	2,925	2,504
	Xcel Energy, Inc. 2.35% 11/15/2031	9,059	7,263
	Xcel Energy, Inc. 4.60% 6/1/2032	11,675	11,185

			451,359

Consumer discretionary 4.21%	Allied Universal Holdco, LLC 4.625% 6/1/2028[2]	335	277
	Amazon.com, Inc. 3.30% 4/13/2027	1,760	1,673
	Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,321
	Amazon.com, Inc. 3.45% 4/13/2029	1,305	1,222
	Amazon.com, Inc. 3.60% 4/13/2032	6,830	6,271
	Amazon.com, Inc. 2.875% 5/12/2041	650	488
	Amazon.com, Inc. 3.10% 5/12/2051	9,380	6,727
	Amazon.com, Inc. 3.95% 4/13/2052	1,635	1,362
	Amazon.com, Inc. 3.25% 5/12/2061	4,100	2,828
	Amazon.com, Inc. 4.10% 4/13/2062	470	391
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]	255	207
	Bath & Body Works, Inc. 6.875% 11/1/2035	740	659
	Bayerische Motoren Werke AG 1.25% 8/12/2026[2]	100	88
	Bayerische Motoren Werke AG 3.45% 4/1/2027[2]	1,075	1,016
	Bayerische Motoren Werke AG 1.95% 8/12/2031[2]	620	486
	Bayerische Motoren Werke AG 3.70% 4/1/2032[2]	1,350	1,210
	Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]	3,015	2,898
	Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]	4,950	4,597
	Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]	1,750	1,680
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]	4,140	3,875
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]	3,975	3,348
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]	9,625	7,486
	DaimlerChrysler North America Holding Corp. 3.35% 2/22/2023[2]	2,000	1,993
	DaimlerChrysler North America Holding Corp. 1.75% 3/10/2023[2]	8,000	7,953
	Ford Motor Co. 2.90% 2/10/2029	1,065	852
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	3,870	3,729
	Ford Motor Credit Company, LLC 4.271% 1/9/2027	18,542	16,803
	Ford Motor Credit Company, LLC 4.125% 8/17/2027	39,080	35,066
	Ford Motor Credit Company, LLC 3.815% 11/2/2027	3,790	3,337
	Ford Motor Credit Company, LLC 7.35% 11/4/2027	6,289	6,460
	Ford Motor Credit Company, LLC 5.113% 5/3/2029	4,205	3,817
	General Motors Company 4.35% 4/9/2025	11,358	11,059

American Funds Insurance Series	181

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	General Motors Company 6.125% 10/1/2025	USD23,743	$24,188
	General Motors Company 5.40% 10/15/2029	781	747
	General Motors Company 5.40% 4/1/2048	7,200	5,915
	General Motors Financial Co. 3.25% 1/5/2023	964	964
	General Motors Financial Co. 1.05% 3/8/2024	4,200	3,990
	General Motors Financial Co. 1.50% 6/10/2026	6,712	5,837
	General Motors Financial Co. 2.35% 2/26/2027	9,771	8,547
	General Motors Financial Co. 2.40% 4/10/2028	13,909	11,722
	General Motors Financial Co. 2.40% 10/15/2028	464	386
	General Motors Financial Co. 3.60% 6/21/2030	465	392
	General Motors Financial Co. 2.35% 1/8/2031	6,075	4,594
	General Motors Financial Co. 2.70% 6/10/2031	5,495	4,223
	Grand Canyon University 4.125% 10/1/2024	4,190	3,941
	Home Depot, Inc. 2.95% 6/15/2029	6,081	5,515
	Home Depot, Inc. 4.50% 12/6/2048	1,915	1,747
	Hyundai Capital America 2.375% 2/10/2023[2]	9,977	9,955
	Hyundai Capital America 1.25% 9/18/2023[2]	3,150	3,054
	Hyundai Capital America 0.875% 6/14/2024[2]	380	355
	Hyundai Capital America 3.40% 6/20/2024[2]	8,180	7,899
	Hyundai Capital America 1.00% 9/17/2024[2]	2,750	2,543
	Hyundai Capital America 2.65% 2/10/2025[2]	12,372	11,645
	Hyundai Capital America 1.80% 10/15/2025[2]	13,274	11,952
	Hyundai Capital America 1.30% 1/8/2026[2]	6,000	5,254
	Hyundai Capital America 1.50% 6/15/2026[2]	7,475	6,485
	Hyundai Capital America 1.65% 9/17/2026[2]	7,275	6,403
	Hyundai Capital America 3.00% 2/10/2027[2]	9,000	8,090
	Hyundai Capital America 2.375% 10/15/2027[2]	7,543	6,465
	Hyundai Capital America 1.80% 1/10/2028[2]	5,965	4,901
	Hyundai Capital America 2.00% 6/15/2028[2]	5,775	4,714
	Hyundai Capital America 2.10% 9/15/2028[2]	3,010	2,476
	Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]	3,695	3,213
	KIA Corp. 2.375% 2/14/2025[2]	1,580	1,467
	Marriott International, Inc. 5.75% 5/1/2025	330	333
	Marriott International, Inc. 3.125% 6/15/2026	410	384
	Marriott International, Inc. 5.00% 10/15/2027	4,470	4,418
	Marriott International, Inc. 2.75% 10/15/2033	2,226	1,705
	McDonald’s Corp. 2.125% 3/1/2030	2,482	2,082
	McDonald’s Corp. 4.60% 9/9/2032	1,765	1,731
	McDonald’s Corp. 4.45% 3/1/2047	3,535	3,082
	McDonald’s Corp. 3.625% 9/1/2049	2,938	2,224
	McDonald’s Corp. 5.15% 9/9/2052	730	704
	Meituan Dianping 3.05% 10/28/2030[2]	3,200	2,471
	Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]	240	235
	Nissan Motor Co., Ltd. 3.522% 9/17/2025[2]	800	744
	Nissan Motor Co., Ltd. 2.00% 3/9/2026[2]	12,000	10,333
	Nissan Motor Co., Ltd. 2.75% 3/9/2028[2]	11,200	9,089
	Nissan Motor Co., Ltd. 4.81% 9/17/2030[2]	16,083	13,685
	Sands China, Ltd. 2.80% 3/8/2027[1]	2,368	2,031
	Starbucks Corp. 3.75% 12/1/2047	3,785	2,891
	Stellantis Finance US, Inc. 1.711% 1/29/2027[2]	6,921	5,948
	Stellantis Finance US, Inc. 5.625% 1/12/2028[2]	825	818
	Stellantis Finance US, Inc. 2.691% 9/15/2031[2]	6,554	5,016
	Stellantis Finance US, Inc. 6.375% 9/12/2032[2]	12,065	11,946
	Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,505
	Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]	15,000	14,858
	Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]	546	523
	Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]	2,636	2,520

182	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]	USD2,550	$ 2,139
	Wyndham Destinations, Inc. 6.625% 7/31/2026[2]	675	662
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]	410	352

			430,187

Health care 3.84%	AbbVie, Inc. 3.20% 11/21/2029	8,482	7,666
	AbbVie, Inc. 4.25% 11/21/2049	8	7
	Amgen, Inc. 3.00% 2/22/2029	325	288
	Amgen, Inc. 4.05% 8/18/2029	8,400	7,869
	Amgen, Inc. 2.45% 2/21/2030	5,131	4,329
	Amgen, Inc. 4.20% 3/1/2033	9,522	8,839
	Amgen, Inc. 4.875% 3/1/2053	4,975	4,440
	Amgen, Inc. 4.40% 2/22/2062	196	156
	Anthem, Inc. 2.375% 1/15/2025	1,534	1,457
	Anthem, Inc. 4.10% 5/15/2032	8,711	8,128
	Anthem, Inc. 4.55% 5/15/2052	1,721	1,504
	AstraZeneca Finance, LLC 1.75% 5/28/2028	1,429	1,229
	AstraZeneca Finance, LLC 2.25% 5/28/2031	2,087	1,741
	AstraZeneca PLC 4.00% 1/17/2029	5,920	5,694
	Bausch Health Companies, Inc. 4.875% 6/1/2028[2]	830	529
	Baxter International, Inc. 2.539% 2/1/2032	3,906	3,113
	Bayer US Finance II, LLC 4.25% 12/15/2025[2]	17,570	17,043
	Becton, Dickinson and Company 4.298% 8/22/2032	545	512
	Centene Corp. 4.25% 12/15/2027	14,860	13,969
	Centene Corp. 2.45% 7/15/2028	12,410	10,499
	Centene Corp. 4.625% 12/15/2029	14,945	13,691
	Centene Corp. 3.375% 2/15/2030	15,718	13,323
	Centene Corp. 2.50% 3/1/2031	8,550	6,707
	Centene Corp. 2.625% 8/1/2031	2,510	1,977
	Danaher Corp. 2.80% 12/10/2051	1,090	725
	Eli Lilly and Company 3.375% 3/15/2029	1,255	1,177
	GE Healthcare Holding, LLC 5.65% 11/15/2027[2]	4,895	4,961
	GE Healthcare Holding, LLC 5.857% 3/15/2030[2]	1,145	1,175
	GE Healthcare Holding, LLC 5.905% 11/22/2032[2]	8,640	8,980
	GE Healthcare Holding, LLC 6.377% 11/22/2052[2]	375	401
	Gilead Sciences, Inc. 1.65% 10/1/2030	1,570	1,249
	HCA, Inc. 3.125% 3/15/2027[2]	755	688
	HCA, Inc. 2.375% 7/15/2031	2,318	1,810
	HCA, Inc. 3.625% 3/15/2032[2]	5,000	4,244
	HCA, Inc. 4.625% 3/15/2052[2]	390	305
	Johnson & Johnson 0.95% 9/1/2027	12,753	11,001
	Johnson & Johnson 2.10% 9/1/2040	825	571
	Johnson & Johnson 2.25% 9/1/2050	1,933	1,205
	Laboratory Corporation of America Holdings 1.55% 6/1/2026	1,058	938
	Laboratory Corporation of America Holdings 4.70% 2/1/2045	4,160	3,584
	Merck & Co., Inc. 1.70% 6/10/2027	3,093	2,747
	Merck & Co., Inc. 2.75% 12/10/2051	808	544
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	1,918	1,486
	Roche Holdings, Inc. 1.93% 12/13/2028[2]	7,845	6,720
	Roche Holdings, Inc. 2.076% 12/13/2031[2]	12,562	10,254
	Roche Holdings, Inc. 2.607% 12/13/2051[2]	645	421
	Shire PLC 3.20% 9/23/2026	13,588	12,762
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	45,000	44,821
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	68,853	60,352
	Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028	26,824	26,215
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	46,666	28,634
	UnitedHealth Group, Inc. 3.75% 7/15/2025	5,410	5,294
	UnitedHealth Group, Inc. 3.70% 5/15/2027	1,184	1,147
	UnitedHealth Group, Inc. 4.00% 5/15/2029	2,231	2,136

American Funds Insurance Series	183

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	UnitedHealth Group, Inc. 2.00% 5/15/2030	USD855	$ 707
	UnitedHealth Group, Inc. 4.20% 5/15/2032	3,169	3,018
	UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	982
	UnitedHealth Group, Inc. 4.25% 6/15/2048	960	834
	UnitedHealth Group, Inc. 3.25% 5/15/2051	927	668
	UnitedHealth Group, Inc. 4.75% 5/15/2052	1,400	1,300
	UnitedHealth Group, Inc. 4.95% 5/15/2062	294	277
	UnitedHealth Group, Inc. 6.05% 2/15/2063	230	251
	Zoetis, Inc. 5.60% 11/16/2032	2,850	2,964

			392,258

Communication services 3.31%	AT&T, Inc. 1.70% 3/25/2026	19,000	17,145
	AT&T, Inc. 1.65% 2/1/2028	4,700	3,977
	AT&T, Inc. 4.30% 2/15/2030	15,940	15,047
	AT&T, Inc. 2.55% 12/1/2033	15,003	11,574
	AT&T, Inc. 3.50% 9/15/2053	19,935	13,545
	CCO Holdings, LLC 4.75% 2/1/2032[2]	1,265	1,028
	CCO Holdings, LLC 4.25% 1/15/2034[2]	3,875	2,867
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[2]	4,800	4,484
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029	1,351	1,090
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031	8,212	6,412
	CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033	2,642	2,268
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048	5,000	4,114
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053	1,240	962
	CenturyLink, Inc. 4.00% 2/15/2027[2]	10,381	8,821
	Comcast Corp. 3.15% 2/15/2028	7,200	6,660
	Comcast Corp. 4.00% 3/1/2048	5,000	4,033
	Meta Platforms, Inc. 4.45% 8/15/2052	3,775	3,019
	Netflix, Inc. 4.875% 4/15/2028	23,259	22,511
	Netflix, Inc. 5.875% 11/15/2028	29,196	29,664
	Netflix, Inc. 6.375% 5/15/2029	5,078	5,235
	Netflix, Inc. 5.375% 11/15/2029[2]	15,350	14,917
	Netflix, Inc. 4.875% 6/15/2030[2]	18,215	17,018
	News Corp. 5.125% 2/15/2032[2]	1,300	1,185
	SBA Tower Trust 1.631% 11/15/2026[2]	6,741	5,735
	Sirius XM Radio, Inc. 4.00% 7/15/2028[2]	675	589
	Sprint Corp. 7.625% 2/15/2025	6,665	6,895
	Tencent Holdings, Ltd. 2.39% 6/3/2030[2]	10,000	8,153
	T-Mobile US, Inc. 3.50% 4/15/2025	3,275	3,152
	T-Mobile US, Inc. 2.25% 2/15/2026	2,388	2,177
	T-Mobile US, Inc. 2.625% 4/15/2026	9,691	8,899
	T-Mobile US, Inc. 3.75% 4/15/2027	5,000	4,717
	T-Mobile US, Inc. 2.625% 2/15/2029	3,117	2,643
	T-Mobile US, Inc. 2.40% 3/15/2029	1,224	1,035
	T-Mobile US, Inc. 3.875% 4/15/2030	4,500	4,087
	T-Mobile US, Inc. 2.875% 2/15/2031	17,956	14,862
	T-Mobile US, Inc. 3.00% 2/15/2041	2,100	1,490
	T-Mobile US, Inc. 3.40% 10/15/2052	12,280	8,307
	Verizon Communications, Inc. 4.329% 9/21/2028	1,539	1,483
	Verizon Communications, Inc. 1.75% 1/20/2031	15,450	12,023
	Verizon Communications, Inc. 2.55% 3/21/2031	7,535	6,215
	Verizon Communications, Inc. 2.355% 3/15/2032	2,815	2,239
	Verizon Communications, Inc. 3.40% 3/22/2041	2,050	1,549
	Verizon Communications, Inc. 2.875% 11/20/2050	3,000	1,894
	Verizon Communications, Inc. 3.55% 3/22/2051	1,975	1,416
	Verizon Communications, Inc. 3.875% 3/1/2052	3,155	2,408
	Vodafone Group PLC 4.25% 9/17/2050	3,050	2,340
	WarnerMedia Holdings, Inc. 3.428% 3/15/2024[2]	6,552	6,364
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025[2]	3,056	2,909

184	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	WarnerMedia Holdings, Inc. 3.755% 3/15/2027[2]	USD9,501	$ 8,569
	WarnerMedia Holdings, Inc. 4.054% 3/15/2029[2]	1,316	1,141
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032[2]	4,932	4,075
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042[2]	3,147	2,419
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052[2]	10,630	7,769
	WarnerMedia Holdings, Inc. 5.391% 3/15/2062[2]	2,802	2,057
	ZipRecruiter, Inc. 5.00% 1/15/2030[2]	1,500	1,239

			338,426

Industrials 3.13%	ADT Security Corp. 4.125% 8/1/2029[2]	510	434
	Air Lease Corp. 0.80% 8/18/2024	3,175	2,926
	Air Lease Corp. 2.875% 1/15/2026	10,172	9,423
	Air Lease Corp. 2.20% 1/15/2027	4,341	3,789
	Air Lease Corp. 2.10% 9/1/2028	2,450	2,000
	Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]	12,514	11,987
	Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]	8,333	7,181
	Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]	3,302	2,997
	Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]	8,000	6,857
	Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]	2,142	1,715
	BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]	1,680	1,590
	Boeing Company 4.508% 5/1/2023	11,358	11,338
	Boeing Company 1.95% 2/1/2024	5,646	5,441
	Boeing Company 2.80% 3/1/2024	500	485
	Boeing Company 4.875% 5/1/2025	32,512	32,292
	Boeing Company 2.75% 2/1/2026	18,384	17,057
	Boeing Company 2.196% 2/4/2026	18,411	16,748
	Boeing Company 3.10% 5/1/2026	649	611
	Boeing Company 2.70% 2/1/2027	6,473	5,852
	Boeing Company 5.04% 5/1/2027	14,350	14,215
	Boeing Company 3.25% 2/1/2028	11,379	10,353
	Boeing Company 3.25% 3/1/2028	1,925	1,724
	Boeing Company 5.15% 5/1/2030	42,874	41,935
	Boeing Company 3.625% 2/1/2031	1,602	1,408
	Boeing Company 3.90% 5/1/2049	1,411	997
	Boeing Company 5.805% 5/1/2050	4,122	3,843
	Canadian Pacific Railway, Ltd. 1.75% 12/2/2026	1,982	1,769
	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	3,131	2,602
	Canadian Pacific Railway, Ltd. 3.00% 12/2/2041	1,677	1,271
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	3,111	2,106
	Carrier Global Corp. 3.377% 4/5/2040	15,000	11,443
	CSX Corp. 4.10% 11/15/2032	8,010	7,534
	CSX Corp. 4.50% 11/15/2052	6,670	5,828
	Dun & Bradstreet Corp. 5.00% 12/15/2029[2]	2,798	2,398
	Eaton Corp. 4.15% 3/15/2033	1,518	1,416
	Eaton Corp. 4.70% 8/23/2052	535	487
	General Dynamics Corp. 3.625% 4/1/2030	675	629
	Mexico City Airport Trust 5.50% 10/31/2046	1,959	1,512
	Mexico City Airport Trust 5.50% 7/31/2047	5,909	4,564
	Mexico City Airport Trust 5.50% 7/31/2047[2]	1,132	874
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]	2,690	2,441
	Norfolk Southern Corp. 4.55% 6/1/2053	1,188	1,039
	Northrop Grumman Corp. 3.25% 1/15/2028	10,845	10,021
	Raytheon Technologies Corp. 1.90% 9/1/2031	3,087	2,431
	Raytheon Technologies Corp. 2.375% 3/15/2032	1,321	1,073
	Raytheon Technologies Corp. 2.82% 9/1/2051	665	434
	Raytheon Technologies Corp. 3.03% 3/15/2052	1,190	812
	Republic Services, Inc. 2.375% 3/15/2033	1,635	1,309
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]	503	530

American Funds Insurance Series	185

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[2]	USD2,550	$ 1,962
	Triton Container International, Ltd. 1.15% 6/7/2024[2]	1,609	1,489
	Triton Container International, Ltd. 3.15% 6/15/2031[2]	2,482	1,934
	Union Pacific Corp. 2.15% 2/5/2027	2,213	2,002
	Union Pacific Corp. 2.40% 2/5/2030	4,454	3,820
	Union Pacific Corp. 2.375% 5/20/2031	3,938	3,326
	Union Pacific Corp. 2.80% 2/14/2032	6,734	5,832
	Union Pacific Corp. 3.375% 2/14/2042	530	424
	Union Pacific Corp. 3.25% 2/5/2050	7,000	5,078
	Union Pacific Corp. 2.95% 3/10/2052	1,405	957
	United Rentals, Inc. 5.50% 5/15/2027	2,500	2,472
	United Technologies Corp. 3.125% 5/4/2027	4,551	4,245
	United Technologies Corp. 4.125% 11/16/2028	4,974	4,771
	Waste Management, Inc. 4.15% 4/15/2032	2,155	2,057

			320,090

Energy 2.54%	Antero Resources Corp. 5.375% 3/1/2030[2]	280	260
	Apache Corp. 4.625% 11/15/2025	645	624
	Apache Corp. 4.25% 1/15/2030	2,465	2,186
	Apache Corp. 5.35% 7/1/2049	800	648
	Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,020
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	754	702
	Canadian Natural Resources, Ltd. 3.85% 6/1/2027	1,151	1,086
	Cenovus Energy, Inc. 5.375% 7/15/2025	2,763	2,756
	Cenovus Energy, Inc. 4.25% 4/15/2027	13,613	13,032
	Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,378
	Cenovus Energy, Inc. 5.25% 6/15/2037	770	704
	Cenovus Energy, Inc. 5.40% 6/15/2047	14,816	13,323
	Cheniere Energy Partners, LP 3.25% 1/31/2032	937	746
	Chevron Corp. 2.954% 5/16/2026	3,365	3,196
	Chevron Corp. 3.078% 5/11/2050	692	500
	Devon Energy Corp. 4.50% 1/15/2030	5,197	4,850
	DT Midstream, Inc. 4.125% 6/15/2029[2]	555	478
	Ecopetrol SA 5.875% 5/28/2045	452	316
	Enbridge, Inc. 4.00% 10/1/2023	1,500	1,488
	Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]	7,850	6,682
	Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2049)[1]	500	373
	EQT Corp. 5.70% 4/1/2028	1,223	1,218
	EQT Corp. 7.25% 2/1/2030[1]	7,500	7,791
	Equinor ASA 3.625% 9/10/2028	4,928	4,673
	Equinor ASA 3.125% 4/6/2030	20,000	18,004
	Equinor ASA 3.25% 11/18/2049	5,687	4,159
	Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,417
	Exxon Mobil Corp. 2.61% 10/15/2030	1,040	911
	Occidental Petroleum Corp. 8.875% 7/15/2030	630	712
	Odebrecht Drilling Norbe 7.35% PIK 12/1/2026[2,4]	40	22
	Odebrecht Drilling Norbe 0% perpetual bonds[2]	1,150	3
	Oleoducto Central SA 4.00% 7/14/2027[2]	1,715	1,516
	Oleoducto Central SA 4.00% 7/14/2027	350	309
	Petróleos Mexicanos 3.50% 1/30/2023	1,500	1,496
	Petróleos Mexicanos 6.875% 10/16/2025	5,000	4,903
	Petróleos Mexicanos 6.875% 8/4/2026	24,876	23,550
	Petróleos Mexicanos 6.49% 1/23/2027	20,653	18,867
	Petróleos Mexicanos 6.50% 3/13/2027	31,829	29,102
	Petróleos Mexicanos 6.50% 1/23/2029	3,139	2,694
	Petróleos Mexicanos 8.75% 6/2/2029	5,805	5,451
	Petróleos Mexicanos 6.70% 2/16/2032	14,854	11,693

186	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Qatar Petroleum 2.25% 7/12/2031[2]	USD22,020	$ 18,281
	Qatar Petroleum 3.125% 7/12/2041[2]	7,310	5,644
	Qatar Petroleum 3.30% 7/12/2051[2]	2,185	1,619
	SA Global Sukuk, Ltd. 1.602% 6/17/2026[2]	7,645	6,842
	Sabine Pass Liquefaction, LLC 5.75% 5/15/2024	5,148	5,152
	Shell International Finance BV 3.875% 11/13/2028	9,410	9,081
	Shell International Finance BV 2.75% 4/6/2030	1,186	1,043
	Southwestern Energy Co. 5.95% 1/23/2025[1]	495	487
	Total Capital Canada, Ltd. 2.75% 7/15/2023	2,140	2,113
	Total Capital International 3.455% 2/19/2029	885	822
	TransCanada PipeLines, Ltd. 4.10% 4/15/2030	1,578	1,449
	Western Midstream Operating, LP 3.35% 2/1/2025[1]	2,782	2,637
	Western Midstream Operating, LP 4.30% 2/1/2030[1]	2,202	1,927
	Western Midstream Operating, LP 5.50% 2/1/2050[1]	3,079	2,542
	Williams Partners, LP 4.50% 11/15/2023	500	497
	Williams Partners, LP 4.30% 3/4/2024	595	588

			259,563

Consumer staples 1.83%	7-Eleven, Inc. 1.80% 2/10/2031[2]	4,676	3,582
	7-Eleven, Inc. 2.80% 2/10/2051[2]	5,000	3,082
	Altria Group, Inc. 4.40% 2/14/2026	4,585	4,494
	Altria Group, Inc. 4.50% 5/2/2043	1,585	1,196
	Altria Group, Inc. 5.95% 2/14/2049	8,434	7,539
	Anheuser-Busch InBev NV 4.75% 1/23/2029	7,500	7,419
	Anheuser-Busch InBev NV 5.55% 1/23/2049	5,000	4,971
	Anheuser-Busch InBev NV 4.50% 6/1/2050	1,355	1,192
	British American Tobacco International Finance PLC 3.95% 6/15/2025[2]	16,879	16,226
	British American Tobacco International Finance PLC 1.668% 3/25/2026	4,070	3,611
	British American Tobacco PLC 3.557% 8/15/2027	9,561	8,750
	British American Tobacco PLC 4.448% 3/16/2028	3,065	2,844
	British American Tobacco PLC 2.259% 3/25/2028	4,348	3,616
	British American Tobacco PLC 4.742% 3/16/2032	2,675	2,381
	British American Tobacco PLC 4.39% 8/15/2037	1,500	1,171
	British American Tobacco PLC 4.54% 8/15/2047	13,490	9,582
	British American Tobacco PLC 4.758% 9/6/2049	21,450	15,620
	British American Tobacco PLC 5.65% 3/16/2052	430	356
	Conagra Brands, Inc. 5.30% 11/1/2038	436	412
	Conagra Brands, Inc. 5.40% 11/1/2048	57	53
	Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,035
	Constellation Brands, Inc. 4.35% 5/9/2027	890	868
	Constellation Brands, Inc. 2.875% 5/1/2030	620	529
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,185
	Constellation Brands, Inc. 4.75% 5/9/2032	2,284	2,205
	Imperial Tobacco Finance PLC 6.125% 7/27/2027[2]	1,810	1,804
	JBS USA Lux SA 2.50% 1/15/2027[2]	3,880	3,399
	JBS USA Lux SA 3.00% 2/2/2029[2]	2,709	2,248
	JBS USA Lux SA 5.50% 1/15/2030[2]	435	415
	JBS USA Lux SA 3.625% 1/15/2032[2]	1,430	1,160
	JBS USA Lux SA 3.00% 5/15/2032[2]	3,430	2,635
	JBS USA Lux SA 5.75% 4/1/2033[2]	7,368	7,046
	Kraft Heinz Company 5.50% 6/1/2050	2,725	2,619
	PepsiCo, Inc. 1.95% 10/21/2031	6,979	5,658
	Philip Morris International, Inc. 5.00% 11/17/2025	6,555	6,592
	Philip Morris International, Inc. 5.125% 11/17/2027	4,898	4,942
	Philip Morris International, Inc. 5.625% 11/17/2029	4,309	4,382
	Philip Morris International, Inc. 5.75% 11/17/2032	6,327	6,470
	Philip Morris International, Inc. 4.125% 3/4/2043	4,117	3,270
	Philip Morris International, Inc. 4.875% 11/15/2043	5,433	4,774
	PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031	3,110	2,590

American Funds Insurance Series	187

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD685	$ 507
	Reynolds American, Inc. 4.45% 6/12/2025	14,570	14,267
	Reynolds American, Inc. 5.85% 8/15/2045	1,688	1,445
	Wal-Mart Stores, Inc. 4.15% 9/9/2032	570	557
	Wal-Mart Stores, Inc. 4.50% 9/9/2052	480	460

			187,159

Information technology 0.82%	Analog Devices, Inc. 2.80% 10/1/2041	521	383
	Apple, Inc. 2.70% 8/5/2051	7,080	4,701
	Apple, Inc. 3.95% 8/8/2052	1,805	1,544
	Block, Inc. 2.75% 6/1/2026	1,975	1,767
	Block, Inc. 3.50% 6/1/2031	825	659
	Broadcom Corp. 3.875% 1/15/2027	7,027	6,657
	Broadcom, Inc. 4.00% 4/15/2029[2]	1,470	1,338
	Broadcom, Inc. 4.15% 4/15/2032[2]	2,270	1,999
	Broadcom, Inc. 3.469% 4/15/2034[2]	33,872	27,121
	Broadcom, Inc. 3.137% 11/15/2035[2]	2,149	1,587
	Broadcom, Inc. 3.187% 11/15/2036[2]	4,803	3,465
	Broadcom, Inc. 4.926% 5/15/2037[2]	4,049	3,547
	Global Payments, Inc. 2.90% 11/15/2031	1,005	795
	Oracle Corp. 1.65% 3/25/2026	4,867	4,363
	Oracle Corp. 2.30% 3/25/2028	6,875	5,967
	Oracle Corp. 2.875% 3/25/2031	3,345	2,782
	Oracle Corp. 3.95% 3/25/2051	4,869	3,490
	PayPal Holdings, Inc. 5.05% 6/1/2052	3,775	3,439
	salesforce.com, inc. 1.95% 7/15/2031	3,775	3,019
	salesforce.com, inc. 2.70% 7/15/2041	875	628
	salesforce.com, inc. 2.90% 7/15/2051	5,140	3,393
	salesforce.com, inc. 3.05% 7/15/2061	265	170
	VeriSign, Inc. 2.70% 6/15/2031	1,494	1,220

			84,034

Real estate 0.70%	American Tower Corp. 1.45% 9/15/2026	657	574
	American Tower Corp. 3.65% 3/15/2027	2,291	2,143
	Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[2]	395	318
	Corporate Office Properties, LP 2.00% 1/15/2029	1,139	876
	Corporate Office Properties, LP 2.75% 4/15/2031	1,547	1,161
	Corporate Office Properties, LP 2.90% 12/1/2033	564	402
	Equinix, Inc. 2.90% 11/18/2026	3,287	3,009
	Equinix, Inc. 3.20% 11/18/2029	3,846	3,356
	Equinix, Inc. 2.50% 5/15/2031	7,760	6,254
	Equinix, Inc. 3.90% 4/15/2032	1,155	1,029
	Equinix, Inc. 3.40% 2/15/2052	1,201	823
	Extra Space Storage, Inc. 2.35% 3/15/2032	698	530
	FibraSOMA 4.375% 7/22/2031[2]	1,475	1,105
	Hospitality Properties Trust 4.50% 3/15/2025	855	739
	Hospitality Properties Trust 3.95% 1/15/2028	1,710	1,217
	Howard Hughes Corp. 4.375% 2/1/2031[2]	675	547
	Invitation Homes Operating Partnership, LP 2.30% 11/15/2028	767	636
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,048	1,518
	Invitation Homes Operating Partnership, LP 2.70% 1/15/2034	660	483
	Iron Mountain, Inc. 4.875% 9/15/2027[2]	1,605	1,479
	Iron Mountain, Inc. 5.25% 3/15/2028[2]	3,500	3,226
	Iron Mountain, Inc. 5.25% 7/15/2030[2]	675	588
	Omega Healthcare Investors, Inc. 4.375% 8/1/2023	186	185
	Piedmont Operating Partnership, LP 4.45% 3/15/2024	1,000	983
	Public Storage 1.95% 11/9/2028	993	849
	Public Storage 2.30% 5/1/2031	3,195	2,601

188	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Scentre Group 3.50% 2/12/2025[2]	USD4,565	$ 4,372
	Sun Communities Operating, LP 2.30% 11/1/2028	1,026	856
	Sun Communities Operating, LP 2.70% 7/15/2031	3,877	3,070
	VICI Properties, LP 4.375% 5/15/2025	670	652
	VICI Properties, LP 4.75% 2/15/2028	6,844	6,505
	VICI Properties, LP 4.95% 2/15/2030	5,515	5,257
	VICI Properties, LP 4.125% 8/15/2030[2]	425	373
	VICI Properties, LP 5.125% 5/15/2032	11,766	10,917
	VICI Properties, LP 5.625% 5/15/2052	2,695	2,388

			71,021

Materials 0.13%	Air Products and Chemicals, Inc. 2.70% 5/15/2040	2,911	2,178
	Celanese US Holdings, LLC 6.05% 3/15/2025	195	194
	Celanese US Holdings, LLC 6.165% 7/15/2027	2,875	2,840
	Celanese US Holdings, LLC 6.33% 7/15/2029	775	755
	Celanese US Holdings, LLC 6.379% 7/15/2032	2,055	1,960
	Glencore Funding, LLC 2.625% 9/23/2031[2]	790	631
	Glencore Funding, LLC 3.375% 9/23/2051[2]	370	242
	International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]	3,536	2,813
	Methanex Corp. 5.125% 10/15/2027	510	474
	Nova Chemicals Corp. 4.25% 5/15/2029[2]	425	348
	South32 Treasury, Ltd. 4.35% 4/14/2032[2]	1,384	1,188

			13,623

Municipals 0.01%	Aeropuerto International de Tocume SA 4.00% 8/11/2041[2]	730	603
	Aeropuerto International de Tocume SA 5.125% 8/11/2061[2]	565	464

			1,067

	Total corporate bonds, notes & loans		3,535,583

U.S. Treasury bonds & notes 27.43%
U.S. Treasury 14.76%	U.S. Treasury 0.125% 5/31/2023	39,035	38,325
	U.S. Treasury 2.25% 12/31/2023	24,768	24,174
	U.S. Treasury 1.50% 2/29/2024	9,807	9,455
	U.S. Treasury 2.50% 4/30/2024	22,390	21,755
	U.S. Treasury 0.375% 9/15/2024	15,740	14,672
	U.S. Treasury 4.50% 11/30/2024	38,095	38,103
	U.S. Treasury 3.00% 7/15/2025	97,643	94,593
	U.S. Treasury 4.00% 12/15/2025	67,475	67,053
	U.S. Treasury 0.375% 12/31/2025	44,080	39,409
	U.S. Treasury 0.375% 1/31/2026	40,000	35,602
	U.S. Treasury 0.75% 5/31/2026	20,625	18,401
	U.S. Treasury 0.75% 8/31/2026	26,766	23,705
	U.S. Treasury 1.375% 8/31/2026	45,000	40,809
	U.S. Treasury 0.50% 4/30/2027	45,625	39,295
	U.S. Treasury 2.75% 4/30/2027	11,500	10,903
	U.S. Treasury 2.25% 11/15/2027[5]	105,830	97,546
	U.S. Treasury 6.125% 11/15/2027	24,000	26,188
	U.S. Treasury 3.875% 11/30/2027	46,272	46,021
	U.S. Treasury 1.25% 5/31/2028	21,480	18,605
	U.S. Treasury 3.875% 11/30/2029	149	148
	U.S. Treasury 3.875% 12/31/2029	5,750	5,710
	U.S. Treasury 1.625% 5/15/2031	1,630	1,372
	U.S. Treasury 4.125% 11/15/2032	15,000	15,299
	U.S. Treasury 4.25% 5/15/2039	106,700	110,123
	U.S. Treasury 1.125% 5/15/2040	124,213	77,947
	U.S. Treasury 1.375% 11/15/2040	40,000	26,058
	U.S. Treasury 1.875% 2/15/2041	46,900	33,221

American Funds Insurance Series	189

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 2.00% 11/15/2041	USD247		$ 177
	U.S. Treasury 2.375% 2/15/2042	3,271		2,500
	U.S. Treasury 4.00% 11/15/2042	766		751
	U.S. Treasury 3.00% 2/15/2049	123,340		102,162
	U.S. Treasury 1.25% 5/15/2050	21,285		11,514
	U.S. Treasury 2.00% 8/15/2051	1,587		1,044
	U.S. Treasury 1.875% 11/15/2051	4,670		2,974
	U.S. Treasury 3.00% 8/15/2052[5]	493,436		409,137
	U.S. Treasury 4.00% 11/15/2052	3,800		3,820

				1,508,571

U.S. Treasury inflation-protected securities 12.67%	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[6]	206,245		205,862
	U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[6]	85,927		85,102
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[6]	6,574		6,498
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[6]	255,440		250,190
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]	29,208		28,425
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]	250,395		242,546
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[6]	57,910		55,812
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[6]	26,921		25,840
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]	28,626		27,283
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]	71,002		68,225
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[6]	3,300		3,168
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]	13,368		12,538
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]	66,635		62,091
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[6]	85,852		80,941
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]	21,184		21,157
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[5,6]	90,600		85,240
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]	20,209		17,930
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]	13,385		11,811
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]	6,118		3,947

				1,294,606

	Total U.S. Treasury bonds & notes			2,803,177

Mortgage-backed obligations 25.81%
Federal agency mortgage-backed obligations 23.23%	Fannie Mae Pool #254764 5.50% 6/1/2023[7]	–	[8]	–	[8]
	Fannie Mae Pool #AB1068 4.50% 5/1/2025[7]	37		37
	Fannie Mae Pool #256133 4.50% 1/1/2026[7]	32		31
	Fannie Mae Pool #AR3058 3.00% 1/1/2028[7]	75		72
	Fannie Mae Pool #AS8018 3.00% 9/1/2031[7]	44		42
	Fannie Mae Pool #BM4741 3.00% 4/1/2032[7]	28		27
	Fannie Mae Pool #913966 6.00% 2/1/2037[7]	34		36
	Fannie Mae Pool #945680 6.00% 9/1/2037[7]	426		444
	Fannie Mae Pool #924866 2.765% 10/1/2037[3,7]	419		410
	Fannie Mae Pool #988588 5.50% 8/1/2038[7]	185		192
	Fannie Mae Pool #889982 5.50% 11/1/2038[7]	919		953
	Fannie Mae Pool #AB1297 5.00% 8/1/2040[7]	191		194
	Fannie Mae Pool #AH8144 5.00% 4/1/2041[7]	805		810
	Fannie Mae Pool #AH9479 5.00% 4/1/2041[7]	754		764
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[7]	952		963
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[7]	524		530
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[7]	444		452
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[7]	321		325
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]	9,994		8,437
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[7]	2,628		2,218
	Fannie Mae Pool #AZ3904 4.00% 5/1/2045[7]	42		40
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]	2,819		2,610
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]	896		833
	Fannie Mae Pool #BD1968 4.00% 7/1/2046[7]	792		757

190	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BD5477 4.00% 7/1/2046[7]	USD137	$ 132
	Fannie Mae Pool #BE0592 4.00% 11/1/2046[7]	313	295
	Fannie Mae Pool #MA3058 4.00% 7/1/2047[7]	42	40
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]	4,696	4,364
	Fannie Mae Pool #CA0706 4.00% 11/1/2047[7]	91	87
	Fannie Mae Pool #BM4413 4.50% 12/1/2047[7]	2,854	2,812
	Fannie Mae Pool #CA1189 3.50% 2/1/2048[7]	1,384	1,285
	Fannie Mae Pool #BJ5749 4.00% 5/1/2048[7]	16	16
	Fannie Mae Pool #BF0293 3.00% 7/1/2048[7]	6,893	6,129
	Fannie Mae Pool #BF0318 3.50% 8/1/2048[7]	5,642	5,198
	Fannie Mae Pool #FM4891 3.50% 10/1/2048[7]	20,838	19,368
	Fannie Mae Pool #BM4676 4.00% 10/1/2048[7]	13	12
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]	738	684
	Fannie Mae Pool #CA3807 3.00% 7/1/2049[7]	1,416	1,267
	Fannie Mae Pool #CA3806 3.00% 7/1/2049[7]	913	818
	Fannie Mae Pool #FM1262 4.00% 7/1/2049[7]	22,731	21,695
	Fannie Mae Pool #FM0007 3.50% 9/1/2049[7]	15,691	14,461
	Fannie Mae Pool #FM1589 3.50% 9/1/2049[7]	4,398	4,048
	Fannie Mae Pool #FM1954 3.50% 11/1/2049[7]	6,796	6,252
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]	6,170	5,302
	Fannie Mae Pool #FM5507 3.00% 7/1/2050[7]	18,556	16,591
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]	6,665	5,981
	Fannie Mae Pool #BP6715 2.00% 9/1/2050[7]	1	1
	Fannie Mae Pool #CA7028 2.50% 9/1/2050[7]	1,108	957
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[7]	1,935	1,646
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[7]	314	270
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]	7,463	6,437
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]	18,989	17,095
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[7]	12,762	10,450
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]	6,306	5,420
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]	21,666	17,724
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[7]	33	27
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[7]	20	16
	Fannie Mae Pool #FM7510 3.00% 6/1/2051[7]	242	213
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[7]	533	457
	Fannie Mae Pool #FM8442 2.50% 8/1/2051[7]	9,106	7,723
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[7]	1,264	1,074
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[7]	156	128
	Fannie Mae Pool #CB2402 2.50% 12/1/2051[7]	4,932	4,181
	Fannie Mae Pool #FM9846 2.50% 12/1/2051[7]	569	483
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]	27	25
	Fannie Mae Pool #FS2776 2.50% 1/1/2052[7]	3,264	2,769
	Fannie Mae Pool #CB2765 2.00% 2/1/2052[7]	6,870	5,649
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]	41,218	36,792
	Fannie Mae Pool #CB3744 2.50% 3/1/2052[7]	1,000	848
	Fannie Mae Pool #CB3170 3.00% 3/1/2052[7]	392	345
	Fannie Mae Pool #BV7773 2.50% 4/1/2052[7]	9,356	7,942
	Fannie Mae Pool #BV5370 2.50% 4/1/2052[7]	8,486	7,196
	Fannie Mae Pool #BV2994 2.50% 4/1/2052[7]	3,401	2,887
	Fannie Mae Pool #MA4578 2.50% 4/1/2052[7]	780	662
	Fannie Mae Pool #BV7521 2.50% 5/1/2052[7]	1,000	848
	Fannie Mae Pool #CB3495 3.00% 5/1/2052[7]	1,174	1,031
	Fannie Mae Pool #MA4599 3.00% 5/1/2052[7]	500	439
	Fannie Mae Pool #BV9975 2.50% 6/1/2052[7]	3,301	2,802
	Fannie Mae Pool #BV2452 3.00% 6/1/2052[7]	739	649
	Fannie Mae Pool #CB4159 4.00% 7/1/2052[7]	1,689	1,586
	Fannie Mae Pool #BW1001 4.50% 7/1/2052[7]	675	651
	Fannie Mae Pool #BV2562 4.50% 7/1/2052[7]	522	503
	Fannie Mae Pool #MA4699 3.50% 8/1/2052[7]	900	819
	Fannie Mae Pool #MA4700 4.00% 8/1/2052[7]	2,823	2,651
	Fannie Mae Pool #BV8024 4.00% 8/1/2052[7]	2,138	2,008

American Funds Insurance Series	191

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BW9409 4.50% 8/1/2052[7]	USD1,998		$ 1,925
	Fannie Mae Pool #BW5751 4.50% 8/1/2052[7]	1,983		1,910
	Fannie Mae Pool #BW2284 4.50% 8/1/2052[7]	1,944		1,873
	Fannie Mae Pool #BW6191 4.50% 8/1/2052[7]	999		965
	Fannie Mae Pool #BW7611 4.50% 8/1/2052[7]	974		938
	Fannie Mae Pool #BW8077 4.50% 8/1/2052[7]	90		86
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[7]	9,060		8,508
	Fannie Mae Pool #BW7326 4.00% 9/1/2052[7]	1,831		1,720
	Fannie Mae Pool #BW9348 4.00% 9/1/2052[7]	1,588		1,491
	Fannie Mae Pool #BW8103 4.00% 9/1/2052[7]	1,504		1,412
	Fannie Mae Pool #BV0952 4.50% 9/1/2052[7]	4,153		4,001
	Fannie Mae Pool #BW3812 4.50% 9/1/2052[7]	3,994		3,848
	Fannie Mae Pool #BW9386 4.50% 9/1/2052[7]	2,996		2,888
	Fannie Mae Pool #BV0957 4.50% 9/1/2052[7]	2,996		2,887
	Fannie Mae Pool #BW8692 4.50% 9/1/2052[7]	999		963
	Fannie Mae Pool #BW9180 4.50% 9/1/2052[7]	420		405
	Fannie Mae Pool #BW8497 4.50% 9/1/2052[7]	65		63
	Fannie Mae Pool #BW7702 4.50% 9/1/2052[7]	42		40
	Fannie Mae Pool #MA4761 5.00% 9/1/2052[7]	36,426		35,956
	Fannie Mae Pool #BW1295 3.50% 10/1/2052[7]	574		522
	Fannie Mae Pool #BW8980 4.00% 10/1/2052[7]	5,933		5,571
	Fannie Mae Pool #BW1210 4.00% 10/1/2052[7]	4,482		4,208
	Fannie Mae Pool #BW7356 4.00% 10/1/2052[7]	3,728		3,500
	Fannie Mae Pool #BX0509 4.00% 10/1/2052[7]	1,604		1,506
	Fannie Mae Pool #CB4794 4.50% 10/1/2052[7]	15,949		15,370
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[7]	10,684		10,294
	Fannie Mae Pool #BW8745 4.50% 10/1/2052[7]	4,974		4,792
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]	2,995		2,885
	Fannie Mae Pool #BW7795 4.50% 10/1/2052[7]	496		478
	Fannie Mae Pool #BW8592 4.50% 10/1/2052[7]	149		143
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[7]	294		303
	Fannie Mae Pool #MA4854 2.50% 11/1/2052[7]	902		765
	Fannie Mae Pool #MA4803 3.50% 11/1/2052[7]	7,069		6,431
	Fannie Mae Pool #MA4804 4.00% 11/1/2052[7]	9,106		8,550
	Fannie Mae Pool #BW1310 4.00% 11/1/2052[7]	1,677		1,574
	Fannie Mae Pool #BX1042 4.50% 11/1/2052[7]	548		528
	Fannie Mae Pool #BX1516 4.50% 11/1/2052[7]	542		523
	Fannie Mae Pool #BX1035 4.50% 11/1/2052[7]	308		297
	Fannie Mae Pool #BX3075 4.50% 11/1/2052[7]	291		280
	Fannie Mae Pool #BX2558 4.50% 11/1/2052[7]	62		60
	Fannie Mae Pool #MA4805 4.50% 11/1/2052[7]	36		35
	Fannie Mae Pool #BW1380 4.50% 12/1/2052[7]	13,486		12,993
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[7]	4,721		4,549
	Fannie Mae Pool #MA4841 5.00% 12/1/2052[7]	4,013		3,961
	Fannie Mae Pool #MA4877 6.50% 12/1/2052[7]	58,203		59,707
	Fannie Mae Pool #BX4022 6.50% 12/1/2052[7]	200		205
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[7]	8,583		8,472
	Fannie Mae Pool #MA4895 6.50% 1/1/2053[7]	4,225		4,335
	Fannie Mae Pool #BF0145 3.50% 3/1/2057[7]	11,899		10,887
	Fannie Mae Pool #BF0264 3.50% 5/1/2058[7]	9,059		8,322
	Fannie Mae Pool #BF0332 3.00% 1/1/2059[7]	19,463		17,158
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]	22,447		19,666
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[7]	1,326		1,293
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,7]	–	[8]	–	[8]
	Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[7]	7		7
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]	17		19
	Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/2042[3,7]	21		21
	Freddie Mac Pool #ZS8507 3.00% 11/1/2028[7]	113		108
	Freddie Mac Pool #ZK7590 3.00% 1/1/2029[7]	2,445		2,346
	Freddie Mac Pool #A15120 5.50% 10/1/2033[7]	51		52
	Freddie Mac Pool #QN1073 3.00% 12/1/2034[7]	46		44

192	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #G05196 5.50% 10/1/2038[7]	USD50	$ 52
	Freddie Mac Pool #G05267 5.50% 12/1/2038[7]	37	39
	Freddie Mac Pool #G06020 5.50% 12/1/2039[7]	72	75
	Freddie Mac Pool #G05860 5.50% 2/1/2040[7]	265	275
	Freddie Mac Pool #A93948 4.50% 9/1/2040[7]	157	156
	Freddie Mac Pool #G06868 4.50% 4/1/2041[7]	177	176
	Freddie Mac Pool #G06841 5.50% 6/1/2041[7]	422	439
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[7]	2,632	2,222
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[7]	2,569	2,169
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[7]	5,501	4,643
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]	20,778	18,802
	Freddie Mac Pool #ZT2100 3.00% 4/1/2047[7]	109	98
	Freddie Mac Pool #G08789 4.00% 11/1/2047[7]	628	603
	Freddie Mac Pool #G61733 3.00% 12/1/2047[7]	5,178	4,642
	Freddie Mac Pool #G67709 3.50% 3/1/2048[7]	13,489	12,616
	Freddie Mac Pool #G61628 3.50% 9/1/2048[7]	330	307
	Freddie Mac Pool #Q58494 4.00% 9/1/2048[7]	1,273	1,217
	Freddie Mac Pool #ZN4842 3.50% 4/1/2049[7]	751	693
	Freddie Mac Pool #RA1369 3.50% 9/1/2049[7]	1,997	1,840
	Freddie Mac Pool #SD7508 3.50% 10/1/2049[7]	10,988	10,187
	Freddie Mac Pool #QA4673 3.00% 11/1/2049[7]	29,606	26,538
	Freddie Mac Pool #SD8090 2.00% 9/1/2050[7]	1,362	1,115
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]	2,836	2,321
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[7]	115	94
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[7]	191	156
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]	2,916	2,387
	Freddie Mac Pool #SD1852 2.50% 6/1/2051[7]	13,776	11,687
	Freddie Mac Pool #QC2817 2.50% 6/1/2051[7]	2,789	2,389
	Freddie Mac Pool #QC7173 2.50% 9/1/2051[7]	3,203	2,723
	Freddie Mac Pool #QD1746 2.50% 11/1/2051[7]	3,044	2,585
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[7]	1,671	1,434
	Freddie Mac Pool #RA6485 3.00% 12/1/2051[7]	35,637	31,327
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]	11,001	9,407
	Freddie Mac Pool #QD5725 2.50% 1/1/2052[7]	2,995	2,544
	Freddie Mac Pool #QD4799 2.50% 1/1/2052[7]	1,000	848
	Freddie Mac Pool #RA6608 3.00% 2/1/2052[7]	888	780
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]	867	790
	Freddie Mac Pool #QE0327 2.50% 4/1/2052[7]	1,000	849
	Freddie Mac Pool #QE2020 2.50% 5/1/2052[7]	7,000	5,941
	Freddie Mac Pool #SD8219 2.50% 6/1/2052[7]	73,484	62,311
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]	3,363	2,957
	Freddie Mac Pool #QE4855 3.50% 6/1/2052[7]	68	62
	Freddie Mac Pool #QE4084 6.50% 6/1/2052[7]	333	345
	Freddie Mac Pool #SD8234 2.50% 8/1/2052[7]	5,524	4,684
	Freddie Mac Pool #SD8237 4.00% 8/1/2052[7]	2,186	2,053
	Freddie Mac Pool #QE9057 4.00% 8/1/2052[7]	1,368	1,285
	Freddie Mac Pool #QE8065 4.50% 8/1/2052[7]	4,104	3,954
	Freddie Mac Pool #QE7539 4.50% 8/1/2052[7]	2,160	2,083
	Freddie Mac Pool #QE8253 4.50% 8/1/2052[7]	1,712	1,649
	Freddie Mac Pool #QE6903 4.50% 8/1/2052[7]	248	239
	Freddie Mac Pool #QE7702 4.50% 8/1/2052[7]	35	34
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]	73	64
	Freddie Mac Pool #QE9625 4.00% 9/1/2052[7]	1,763	1,655
	Freddie Mac Pool #SD8244 4.00% 9/1/2052[7]	1,457	1,368
	Freddie Mac Pool #QE9919 4.50% 9/1/2052[7]	23,534	22,676
	Freddie Mac Pool #QF0313 4.50% 9/1/2052[7]	9,988	9,636
	Freddie Mac Pool #QF0660 4.50% 9/1/2052[7]	2,996	2,889
	Freddie Mac Pool #QE9813 4.50% 9/1/2052[7]	406	392
	Freddie Mac Pool #QF0820 4.50% 9/1/2052[7]	366	353
	Freddie Mac Pool #RA7930 4.50% 9/1/2052[7]	306	295
	Freddie Mac Pool #QF1205 4.50% 9/1/2052[7]	298	287

American Funds Insurance Series	193

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QF0311 5.00% 9/1/2052[7]	USD17,998	$ 17,766
	Freddie Mac Pool #QF2029 3.00% 10/1/2052[7]	696	612
	Freddie Mac Pool #QF1464 4.00% 10/1/2052[7]	1,691	1,588
	Freddie Mac Pool #QF2379 4.50% 10/1/2052[7]	4,994	4,816
	Freddie Mac Pool #QF1254 4.50% 10/1/2052[7]	3,226	3,108
	Freddie Mac Pool #QF1849 4.50% 10/1/2052[7]	2,140	2,062
	Freddie Mac Pool #QF2136 4.50% 10/1/2052[7]	1,908	1,838
	Freddie Mac Pool #QF0819 4.50% 10/1/2052[7]	863	833
	Freddie Mac Pool #QF2380 4.50% 10/1/2052[7]	632	611
	Freddie Mac Pool #QF2845 4.50% 10/1/2052[7]	537	518
	Freddie Mac Pool #QF2182 4.50% 10/1/2052[7]	303	292
	Freddie Mac Pool #QF0866 4.50% 10/1/2052[7]	126	121
	Freddie Mac Pool #SD8263 3.00% 11/1/2052[7]	14,713	12,932
	Freddie Mac Pool #SD8264 3.50% 11/1/2052[7]	4,331	3,940
	Freddie Mac Pool #QF3144 3.50% 11/1/2052[7]	673	614
	Freddie Mac Pool #SD1896 4.00% 11/1/2052[7]	20,313	19,355
	Freddie Mac Pool #SD1894 4.00% 11/1/2052[7]	7,177	6,853
	Freddie Mac Pool #QF3364 4.00% 11/1/2052[7]	2,753	2,585
	Freddie Mac Pool #QF2936 4.50% 11/1/2052[7]	2,907	2,801
	Freddie Mac Pool #QF2846 4.50% 11/1/2052[7]	998	961
	Freddie Mac Pool #QF3276 5.50% 11/1/2052[7]	703	707
	Freddie Mac Pool #QF2862 6.50% 11/1/2052[7]	100	103
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[7]	53	54
	Freddie Mac Pool #QF3956 4.50% 12/1/2052[7]	18,992	18,299
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[7]	2,480	2,390
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]	32,354	31,937
	Freddie Mac Pool #QF4754 5.00% 12/1/2052[7]	3,000	2,961
	Freddie Mac Pool #QF4185 6.50% 12/1/2052[7]	668	685
	Freddie Mac Pool #SD8284 3.00% 1/1/2053[7]	4,597	4,040
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[7]	1,671	1,649
	Freddie Mac Pool #SD8282 6.50% 1/1/2053[7]	59,134	60,661
	Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[7]	58	58
	Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[7]	125	126
	Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[7]	121	100
	Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[7]	118	99
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]	8,360	7,937
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]	1,930	1,821
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[7]	10,720	10,343
	Government National Mortgage Assn. 2.00% 1/1/2053[7,9]	14,785	12,394
	Government National Mortgage Assn. 3.00% 1/1/2053[7,9]	9,533	8,491
	Government National Mortgage Assn. 3.50% 1/1/2053[7,9]	33,185	30,495
	Government National Mortgage Assn. 4.00% 1/1/2053[7,9]	33,300	31,515
	Government National Mortgage Assn. 5.00% 1/1/2053[7,9]	75,701	75,023
	Government National Mortgage Assn. 5.50% 1/1/2053[7,9]	4,775	4,803
	Government National Mortgage Assn. 5.50% 2/1/2053[7,9]	51,027	51,288
	Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[7]	12,379	11,844
	Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[7]	35	35
	Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[7]	5,200	5,081
	Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[7]	11,395	10,581
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]	10,072	9,541
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[7]	18,573	17,594
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[7]	62,302	60,506
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[7]	485	471
	Uniform Mortgage-Backed Security 2.50% 1/1/2038[7,9]	7,545	6,905
	Uniform Mortgage-Backed Security 2.00% 1/1/2053[7,9]	210,537	171,362
	Uniform Mortgage-Backed Security 2.50% 1/1/2053[7,9]	62,762	53,158
	Uniform Mortgage-Backed Security 3.00% 1/1/2053[7,9]	11,245	9,871
	Uniform Mortgage-Backed Security 4.00% 1/1/2053[7,9]	2,735	2,565

194	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 4.50% 1/1/2053[7,9]	USD5,931	$ 5,709
	Uniform Mortgage-Backed Security 5.00% 1/1/2053[7,9]	42,025	41,417
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[7,9]	212,640	213,231
	Uniform Mortgage-Backed Security 6.00% 1/1/2053[7,9]	10,275	10,430
	Uniform Mortgage-Backed Security 3.50% 2/1/2053[7,9]	10,960	9,965
	Uniform Mortgage-Backed Security 4.00% 2/1/2053[7,9]	76,136	71,431
	Uniform Mortgage-Backed Security 5.00% 2/1/2053[7,9]	13,100	12,908
	Uniform Mortgage-Backed Security 6.00% 2/1/2053[7,9]	112,000	113,591
	Uniform Mortgage-Backed Security 6.50% 2/1/2053[7,9]	215,026	219,946

			2,374,821

Commercial mortgage-backed securities 1.51%	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[7]	770	722
	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[7]	100	92
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[7]	205	191
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[7]	127	117
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,7]	2,444	2,335
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[7]	1,018	900
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]	295	247
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[7]	2,541	2,427
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,7]	781	757
	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[2,3,7]	8,575	8,420
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[2,3,7]	3,822	3,739
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[2,3,7]	8,476	8,431
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[2,3,7]	14,727	14,207
	BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 5.268% 9/15/2036[2,3,7]	570	539
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[2,3,7]	5,292	5,043
	BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[2,3,7]	995	936
	BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[2,3,7]	996	931
	BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.065% 11/15/2036[2,3,7]	12,622	12,131
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[2,3,7]	5,441	5,335
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[2,3,7]	3,741	3,608
	BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[2,3,7]	433	413
	BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[2,3,7]	293	278
	BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[2,3,7]	740	699
	BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[2,3,7]	9,979	9,616
	BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 5.568% 11/15/2038[2,3,7]	339	325
	BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[2,3,7]	100	95
	BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 6.168% 11/15/2038[2,3,7]	151	143
	BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/2039[2,3,7]	3,198	3,185

American Funds Insurance Series	195

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[7]	USD610	$ 574
	Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[7]	350	339
	CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[7]	1,137	1,080
	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[7]	200	182
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[2,3,7]	2,811	2,735
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[2,3,7]	641	618
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[2,3,7]	875	841
	Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 6.568% 7/15/2038[2,3,7]	670	643
	Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,7]	304	284
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]	1,897	1,458
	Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[2,3,7]	3,894	3,786
	GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/2024[2,3,7]	1,317	1,300
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[7]	400	369
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[7]	100	93
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]	1,536	1,271
	ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/2039[2,3,7]	3,391	3,398
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[7]	3,280	3,206
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[7]	640	599
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[7]	240	221
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]	7,867	6,739
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,7]	2,040	1,906
	La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[2,3,7]	848	831
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[2,3,7]	1,576	1,510
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[2,3,7]	154	150
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[7]	5,446	5,277
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[7]	410	389
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[7]	245	230
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[7]	730	670
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]	4,065	3,253
	SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 4.894% 7/15/2036[2,3,7]	9,351	8,989
	SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 5.244% 7/15/2036[2,3,7]	1,000	954
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[2,3,7]	8,739	8,418
	SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 5.398% 11/15/2038[2,3,7]	263	251
	SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 5.647% 11/15/2038[2,3,7]	141	134

196	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[7]	USD2,373	$ 2,267
	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[7]	2,550	2,406
	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[7]	1,019	892
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[7]	205	192

			154,317

Collateralized mortgage-backed obligations (privately originated) 1.07%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,7]	2,864	2,263
	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,7]	131	119
	Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,7]	6,000	5,521
	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[2,3,7]	414	414
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,7]	923	830
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,7]	586	556
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]	4,867	4,221
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[2,3,7]	425	413
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,7]	3,032	2,858
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,7]	1,700	1,616
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,7]	6,893	6,513
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,7]	204	186
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,7]	1,660	1,406
	Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 6.678% 5/25/2042[2,3,7]	326	330
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]	1,575	1,409
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[2,3,7]	1,611	1,384
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]	2,051	2,196
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]	2,604	2,677
	Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,7]	2,073	1,674
	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,7]	1,937	1,562
	Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,7]	2,038	1,646
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,7]	3,206	2,589
	Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,7]	2,222	1,794
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[3,7]	1,497	1,548
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[2,3,7]	1,537	1,531
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[2,3,7]	73	73
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/2042[2,3,7]	278	281
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[2,3,7]	611	612
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[2,3,7]	1,519	1,552
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[2,3,7]	3,005	3,000
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[2,3,7]	949	1,011
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,7]	3,494	2,935
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]	5,380	4,654
	Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,7]	882	712
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,7]	3,534	3,273

American Funds Insurance Series	197

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,7]	USD858		$ 780
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,7]	2,644		2,380
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[2,3,7]	16,160		15,635
	MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,7]	3,088		2,720
	PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,7]	3,558		2,965
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]	1,132		1,028
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,7]	3,346		3,155
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]	10,737		9,539
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[2,10]	1,680		1,486
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]	5,033		4,381

				109,428

	Total mortgage-backed obligations			2,638,566

Asset-backed obligations 4.52%
	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,7]	701		665
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]	672		643
	Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]	765		744
	AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[2,3,7]	–	[8]	–	[8]
	American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,7]	1,178		1,169
	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,7]	2,500		2,429
	American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,7]	360		353
	American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,7]	1,055		1,038
	American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,7]	806		760
	American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]	1,136		1,097
	American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]	2,781		2,631
	American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]	396		376
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[7]	997		935
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[7]	1,109		1,009
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[7]	2,613		2,319
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]	2,755		2,710
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,7]	2,210		2,137
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,7]	7,689		7,124
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]	2,427		2,203
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]	623		560
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C, 4.25% 2/20/2027[2,7]	1,279		1,144
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]	3,445		3,005
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,7]	531		449
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,7]	193		161
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[2,3,7]	575		568

198	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,7]	USD180	$ 170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,7]	269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,7]	3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,7]	497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/2025[7]	400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[7]	210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[7]	206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[7]	538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]	15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,7]	6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,7]	671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]	802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]	18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]	1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]	3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]	368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]	6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,7]	1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]	15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,7]	6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]	2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]	4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,7]	436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/2025[2,7]	249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/2025[2,7]	405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,7]	1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,7]	514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,7]	590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,7]	2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,7]	2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/2025[7]	86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[7]	3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[7]	5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[7]	4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,7]	2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,7]	1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,7]	817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,7]	825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,7]	449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,7]	1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,7]	1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,7]	832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]	428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,7]	897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]	1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,7]	3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[7]	401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,7]	3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/2025[7]	721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[7]	1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]	587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,7]	893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[7]	1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[7]	1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[7]	3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[7]	568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[7]	2,612	2,388

American Funds Insurance Series	199

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[7]	USD1,201	$ 1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]	17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,7]	1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]	1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,7]	17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]	30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]	2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]	1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,7]	158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]	2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]	9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]	2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]	214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/2024[7]	301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/2024[7]	425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]	2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[2,7,10]	8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]	12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]	1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]	810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]	17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]	1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]	859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,7]	866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,7]	304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,7]	1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,7]	438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,7]	623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[2,3,7]	892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[2,3,7]	574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[2,7]	1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/2026[2,7]	230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10,11]	1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10,11]	150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]	4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,7]	2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]	895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]	4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]	314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]	5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]	12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[2,3,7]	4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]	50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[2,3,7]	273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,7]	240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[2,3,7]	256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,7]	7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]	1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,7]	804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,7]	1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 5.639% 7/25/2051[2,3,7]	577	558

200	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[7]	USD1,584	$ 1,574
	Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/2025[7]	523	521
	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/2026[7]	1,480	1,467
	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[7]	2,812	2,736
	Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[7]	2,211	2,120
	Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[7]	917	892
	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[7]	1,802	1,686
	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[7]	1,677	1,613
	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[7]	2,236	2,073
	Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[7]	856	828
	SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,7]	2,641	2,190
	SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,7]	487	397
	SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]	2,392	1,923
	SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]	3,233	2,805
	Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]	451	381
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]	1,243	1,108
	Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]	1,441	1,245
	SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]	2,300	2,092
	TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]	2,971	2,610
	Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,7]	1,252	1,135
	Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]	2,223	1,939
	Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]	6,190	5,211
	Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,7]	346	288
	Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]	5,200	4,431
	TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,7]	4,358	3,747
	TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,7]	130	107
	Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]	6,000	5,785
	Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]	10,418	8,932
	Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]	3,563	2,978
	Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,7]	346	285
	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,7]	1,557	1,518
	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,7]	3,023	2,866
	Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,7]	1,690	1,632
	Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,7]	2,181	2,050
	Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,7]	1,446	1,318

			461,708

Municipals 1.62%
California 0.03%	G.O. Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,541
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	650	523

			3,064

Illinois 1.47%	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	65	61
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	30,835	26,399
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	8,945	7,689
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025	2,500	2,155
	G.O. Bonds, Series 2013-B, 4.31% 4/1/2023	2,125	2,122
	G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023	6,228	6,231
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	107,000	102,807
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023	3,210	3,215

			150,679

American Funds Insurance Series	201

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
New York 0.05%	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034	USD6,390	$ 4,881

Texas 0.03%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	4,075	2,899

Wisconsin 0.04%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	4,580	4,071

	Total municipals		165,594

Bonds & notes of governments & government agencies outside the U.S. 1.29%
	Chile (Republic of) 3.50% 1/31/2034	600	513
	Chile (Republic of) 3.10% 5/7/2041	2,340	1,689
	Chile (Republic of) 4.34% 3/7/2042	1,320	1,120
	Chile (Republic of) 4.00% 1/31/2052	580	450
	Colombia (Republic of) 4.125% 5/15/2051	3,120	1,878
	Colombia (Republic of), Series B, 5.75% 11/3/2027	COP24,813,800	3,883
	Dominican Republic 5.95% 1/25/2027[2]	USD8,100	7,954
	Indonesia (Republic of) 4.65% 9/20/2032	2,690	2,638
	Indonesia (Republic of) 3.35% 3/12/2071	1,660	1,109
	Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR31,265,000	1,936
	Israel (State of) 1.00% 3/31/2030	ILS11,800	2,799
	Israel (State of) 3.375% 1/15/2050	USD4,750	3,670
	Israel (State of) 3.875% 7/3/2050	4,775	4,036
	Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR5,290	1,193
	Panama (Republic of) 3.362% 6/30/2031	USD15,625	12,695
	Panama (Republic of) 3.87% 7/23/2060	7,500	4,863
	Panama (Republic of) 4.50% 1/19/2063	395	280
	Paraguay (Republic of) 5.00% 4/15/2026	1,250	1,248
	Peru (Republic of) 6.35% 8/12/2028	PEN5,840	1,463
	Peru (Republic of) 5.94% 2/12/2029	6,005	1,450
	Peru (Republic of) 2.783% 1/23/2031	USD2,155	1,788
	Peru (Republic of) 6.15% 8/12/2032	PEN12,950	2,998
	Peru (Republic of) 3.60% 1/15/2072	USD7,640	4,999
	Philippines (Republic of) 3.229% 3/29/2027	475	457
	Philippines (Republic of) 3.20% 7/6/2046	4,900	3,598
	Philippines (Republic of) 4.20% 3/29/2047	272	234
	Poland (Republic of) 5.75% 11/16/2032	555	593
	Portuguese Republic 5.125% 10/15/2024	24,775	24,868
	PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023[2]	1,020	1,023
	PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025[2]	1,270	1,251
	PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[2]	340	324
	PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050[2]	1,150	966
	Qatar (State of) 4.50% 4/23/2028[2]	5,100	5,141
	Qatar (State of) 5.103% 4/23/2048[2]	3,400	3,425
	Romania 3.75% 2/7/2034	EUR5,625	4,515
	Saudi Arabia (Kingdom of) 3.628% 4/20/2027[2]	USD5,000	4,846
	Saudi Arabia (Kingdom of) 3.625% 3/4/2028[2]	11,435	10,939
	United Mexican States 4.875% 5/19/2033	2,175	2,001
	United Mexican States 3.50% 2/12/2034	1,030	827
	United Mexican States 4.40% 2/12/2052	440	325

			131,985

202	American Funds Insurance Series

The Bond Fund of America  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Federal agency bonds & notes 0.11%

Fannie Mae 2.125% 4/24/2026	USD11,910	$ 11,160

Total bonds, notes & other debt instruments (cost: $10,540,248,000)		9,747,773

Short-term securities 13.95%	Shares

Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12,13]	14,258,627	1,425,720

Total short-term securities (cost: $1,425,522,000)		1,425,720

Total investment securities 109.32% (cost: $11,965,770,000)		11,173,493
Other assets less liabilities (9.32)%		(952,411)

Net assets 100.00%		$10,221,082

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	658	June 2023	USD(156,415)	$2,698
2 Year U.S. Treasury Note Futures	Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures	Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures	Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures	Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures	Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures	Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,708	March 2023	229,406	(7,297)

					$(6,953)

Forward currency contracts

						Unrealized appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2022
(000)		(000)		Counterparty	date	(000)
USD	1,965	IDR	30,407,000	Citibank	1/9/2023	$11
USD	3,158	ILS	10,725	HSBC Bank	1/11/2023	106
USD	1,173	MYR	5,150	HSBC Bank	1/11/2023	(4)
USD	1,248	EUR	1,180	Morgan Stanley	1/11/2023	(16)
USD	4,761	COP	22,893,650	Citibank	1/13/2023	52
USD	5,947	EUR	5,628	JPMorgan Chase	1/13/2023	(84)
USD	613	EUR	582	JPMorgan Chase	1/20/2023	(11)
USD	5,952	PEN	22,885	Citibank	1/23/2023	(59)
JPY	3,460,300	USD	24,759	Morgan Stanley	2/17/2023	1,783
JPY	3,432,900	USD	25,173	Morgan Stanley	2/17/2023	1,158
JPY	3,448,400	USD	25,841	Morgan Stanley	3/17/2023	711

						$3,647

American Funds Insurance Series	203

The Bond Fund of America  (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
Receive		Pay					Upfront	appreciation
					Notional	Value at	premium	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$3,103	$–	$3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	–	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	–	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	–	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	–	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	–	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	–	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	–	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	–	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	–	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	–	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	–	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	–	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	–	3,753

						$9,076	$–	$9,076

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium (received) paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$(310)	$ (287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)

					$(1,542)	$5,467	$ (7,009)

Investments in affiliates[13]

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)

Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12]	$1,311,257	$4,011,285	$3,896,680	$(218)	$76	$1,425,720	$34,880

204	American Funds Insurance Series

The Bond Fund of America  (continued)

Restricted securities[11]

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10]	12/6/2022	$1,006	$1,006	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10]	12/6/2022	150	150	.00

Total		$1,156	$1,156	.01%

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.

[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Value determined using significant unobservable inputs.
[11]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.

[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%		Principal amount (000)	Value (000)
Euros 19.79%	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]	EUR2,800	$ 2,333
	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	4,200	4,471
	Altria Group, Inc. 1.00% 2/15/2023	1,020	1,089
	Altria Group, Inc. 2.20% 6/15/2027	2,900	2,795
	Altria Group, Inc. 3.125% 6/15/2031	800	711
	American Honda Finance Corp. 1.95% 10/18/2024	560	584
	American Tower Corp. 0.45% 1/15/2027	2,525	2,321
	American Tower Corp. 0.875% 5/21/2029	1,470	1,257
	AT&T, Inc. 1.60% 5/19/2028	2,350	2,237
	Austria (Republic of) 0% 2/20/2031	6,900	5,785
	Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]	500	504
	Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	5,177
	CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	2,400	2,345
	Celanese US Holdings, LLC 4.777% 7/19/2026	235	240
	Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]	700	665
	Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	273
	Dow Chemical Co. 0.50% 3/15/2027	1,110	1,035
	E.ON SE 1.625% 3/29/2031	810	731
	Egypt (Arab Republic of) 5.625% 4/16/2030	300	224
	Equinor ASA 1.375% 5/22/2032	2,550	2,267
	European Investment Bank 0.25% 1/20/2032	4,900	4,085
	European Investment Bank 1.50% 6/15/2032	1,000	932
	European Union 0% 7/6/2026	1,600	1,545
	European Union 0.25% 10/22/2026	610	591
	European Union 0% 7/4/2031	705	584
	European Union 0% 7/4/2035	220	159
	European Union 0.20% 6/4/2036	1,500	1,080
	Finland (Republic of) 1.50% 9/15/2032	3,380	3,154
	French Republic O.A.T. 0.75% 2/25/2028	4,500	4,347
	French Republic O.A.T. 0% 11/25/2030	19,550	16,712
	French Republic O.A.T. 0% 5/25/2032	2,120	1,718
	French Republic O.A.T. 2.00% 11/25/2032	4,260	4,162
	French Republic O.A.T. 0.50% 5/25/2040	2,080	1,414
	French Republic O.A.T. 0.75% 5/25/2052	5,930	3,416
	Germany (Federal Republic of) 0% 4/11/2025	2,100	2,124
	Germany (Federal Republic of) 0% 10/9/2026	6,060	5,908
	Germany (Federal Republic of) 0% 4/16/2027	32,700	31,482
	Germany (Federal Republic of) 1.30% 10/15/2027	3,580	3,626
	Germany (Federal Republic of) 0% 2/15/2030	13,340	12,029
	Germany (Federal Republic of) 0% 8/15/2030	15,050	13,413
	Germany (Federal Republic of) 0% 8/15/2031	12,600	10,944
	Germany (Federal Republic of) 1.70% 8/15/2032	10,906	10,887
	Germany (Federal Republic of) 1.00% 5/15/2038	6,040	5,175
	Germany (Federal Republic of) 0% 8/15/2050	1,200	673
	Germany (Federal Republic of) 0% 8/15/2052	2,650	1,421
	Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]	5,000	5,327
	Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]	2,705	2,091
	Greece (Hellenic Republic of) 3.375% 2/15/2025	5,825	6,236
	Greece (Hellenic Republic of) 1.75% 6/18/2032	5,970	5,047
	Groupe BPCE SA 4.625% 7/18/2023	1,200	1,296
	Groupe BPCE SA 1.00% 4/1/2025	2,900	2,925
	Intesa Sanpaolo SpA 6.625% 9/13/2023	510	557
	Israel (State of) 2.875% 1/29/2024	1,180	1,258
	Italy (Republic of) 1.85% 7/1/2025	17,700	18,218
	Italy (Republic of) 1.35% 4/1/2030	7	6
	Italy (Republic of) 2.50% 12/1/2032	9,610	8,613
	JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	2,944

206	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	KfW 0.125% 6/30/2025	EUR590	$ 590
	Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	2,472
	Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]	580	592
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]	1,535	1,460
	Morocco (Kingdom of) 3.50% 6/19/2024	1,400	1,492
	Morocco (Kingdom of) 1.50% 11/27/2031	3,300	2,617
	Philippines (Republic of) 0.25% 4/28/2025	875	870
	Portuguese Republic 0.475% 10/18/2030	1,610	1,395
	Quebec (Province of) 0.25% 5/5/2031	920	764
	Quebec (Province of) 0.50% 1/25/2032	1,155	957
	Romania 2.125% 3/7/2028	1,440	1,291
	Romania 1.75% 7/13/2030	2,560	1,913
	Romania 2.00% 1/28/2032	1,605	1,153
	Romania 3.75% 2/7/2034	530	425
	Russian Federation 2.875% 12/4/2025[3]	3,000	1,349
	Russian Federation 2.875% 12/4/2025[3]	1,500	674
	Serbia (Republic of) 3.125% 5/15/2027	847	783
	Serbia (Republic of) 1.50% 6/26/2029	3,353	2,584
	Spain (Kingdom of) 0% 1/31/2027	2,325	2,198
	Spain (Kingdom of) 0.80% 7/30/2027	8,970	8,674
	Spain (Kingdom of) 1.45% 4/30/2029	1,890	1,824
	Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,191
	Spain (Kingdom of) 0.50% 10/31/2031	4,645	3,873
	Spain (Kingdom of) 0.70% 4/30/2032	4,785	3,993
	Spain (Kingdom of) 1.90% 10/31/2052	1,010	695
	State Grid Overseas Investment, Ltd. 1.375% 5/2/2025	441	442
	State Grid Overseas Investment, Ltd. 2.125% 5/2/2030	200	177
	Stryker Corp. 0.25% 12/3/2024	480	483
	Stryker Corp. 0.75% 3/1/2029	980	877
	Stryker Corp. 1.00% 12/3/2031	450	376
	TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]	2,000	2,025
	Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	1,684
	Tunisia (Republic of) 6.75% 10/31/2023	5,109	4,612
	Tunisia (Republic of) 6.75% 10/31/2023	1,295	1,169
	Ukraine 6.75% 6/20/2028	3,119	619
	Ukraine 6.75% 6/20/2028	1,225	243
	Ukraine 4.375% 1/27/2032	2,705	476
	Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]	1,300	1,140

			293,295

Japanese yen 7.50%	Japan, Series 18, 0.10% 3/10/2024[4]	JPY1,064,481	8,293
	Japan, Series 19, 0.10% 9/10/2024[4]	463,865	3,628
	Japan, Series 346, 0.10% 3/20/2027	777,900	5,905
	Japan, Series 356, 0.10% 9/20/2029	1,720,800	12,847
	Japan, Series 116, 2.20% 3/20/2030	576,100	4,933
	Japan, Series 26, 0.005% 3/10/2031[4]	527,493	4,178
	Japan, Series 362, 0.10% 3/20/2031	737,200	5,435
	Japan, Series 365, 0.10% 12/20/2031	520,150	3,832
	Japan, Series 145, 1.70% 6/20/2033	742,700	6,290
	Japan, Series 152, 1.20% 3/20/2035	987,100	7,875
	Japan, Series 21, 2.30% 12/20/2035	720,000	6,451
	Japan, Series 162, 0.60% 9/20/2037	1,617,000	11,642
	Japan, Series 179, 0.50% 12/20/2041	196,950	1,309
	Japan, Series 37, 0.60% 6/20/2050	694,500	4,183
	Japan, Series 70, 0.70% 3/20/2051	276,100	1,694
	Japan, Series 73, 0.70% 12/20/2051	1,568,700	9,576

American Funds Insurance Series	207

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Japanese yen (continued)	Japan, Series 74, 1.00% 3/20/2052	JPY626,900	$4,140
	Japan, Series 76, 1.40% 9/20/2052	296,450	2,162
	Philippines (Republic of) 0.001% 4/12/2024	900,000	6,778

			111,151

British pounds 4.17%	American Honda Finance Corp. 0.75% 11/25/2026	GBP1,420	1,470
	Asian Development Bank 1.125% 6/10/2025	1,240	1,393
	KfW 1.125% 7/4/2025	1,165	1,305
	Lloyds Banking Group PLC 7.625% 4/22/2025	655	835
	Quebec (Province of) 2.25% 9/15/2026	1,870	2,083
	United Kingdom 0.125% 1/30/2026	425	463
	United Kingdom 1.25% 7/22/2027	3,060	3,335
	United Kingdom 4.25% 12/7/2027	5,910	7,336
	United Kingdom 4.75% 12/7/2030	8,230	10,732
	United Kingdom 0.25% 7/31/2031	11,850	10,738
	United Kingdom 1.00% 1/31/2032	10,970	10,504
	United Kingdom 4.25% 6/7/2032	3,010	3,809
	United Kingdom 0.625% 7/31/2035	210	171
	United Kingdom 0.875% 1/31/2046	4,916	3,151
	United Kingdom 1.25% 7/31/2051	6,635	4,338
	United Kingdom 1.125% 10/22/2073	225	119

			61,782

Chinese yuan renminbi 2.84%	China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY25,660	3,646
	China (People’s Republic of), Series 1910, 3.86% 7/22/2049	103,240	16,440
	China (People’s Republic of), Series INBK, 3.39% 3/16/2050	26,230	3,854
	China (People’s Republic of), Series INBK, 3.81% 9/14/2050	51,550	8,146
	China (People’s Republic of), Series INBK, 3.53% 10/18/2051	45,510	6,877
	China Development Bank Corp., Series 1814, 4.15% 10/26/2025	20,900	3,133

			42,096

Canadian dollars 2.31%	Canada 0.75% 10/1/2024	CAD14,570	10,169
	Canada 0.25% 3/1/2026	5,800	3,847
	Canada 3.50% 3/1/2028	24,018	17,831
	Canada 2.75% 12/1/2048	3,500	2,337

			34,184

Mexican pesos 2.13%	Petróleos Mexicanos 7.19% 9/12/2024	MXN42,534	2,024
	United Mexican States 4.50% 12/4/2025[4]	16,544	845
	United Mexican States, Series M, 5.75% 3/5/2026	44,700	2,078
	United Mexican States, Series M, 7.50% 6/3/2027	251,720	12,188
	United Mexican States, Series M20, 8.50% 5/31/2029	140,400	7,013
	United Mexican States, Series M30, 8.50% 11/18/2038	21,100	1,025
	United Mexican States, Series M, 8.00% 11/7/2047	7,830	359
	United Mexican States, Series M, 8.00% 7/31/2053	133,170	6,095

			31,627

Australian dollars 1.63%	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD5,789	3,061
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	12,355	7,622
	Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	20,520	13,529

			24,212

208	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Danish kroner 1.62%	Nordea Kredit 0.50% 10/1/2040[5]	DKK17,477	$ 1,955
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]	90,967	10,167
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	106,007	11,555
	Realkredit Danmark AS 1.00% 10/1/2053[5]	2,712	285

			23,962

South Korean won 0.52%	South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW5,183,670	3,908
	South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,821

			7,729

Colombian pesos 0.48%	Colombia (Republic of), Series B, 7.00% 3/26/2031	COP31,310,800	4,575
	Colombia (Republic of), Series B, 7.25% 10/26/2050	21,884,200	2,569

			7,144

Chilean pesos 0.41%	Chile (Republic of) 4.00% 3/1/2023	CLP2,300,000	2,681
	Chile (Republic of) 1.50% 3/1/2026[4]	808,331	933
	Chile (Republic of) 5.00% 10/1/2028	955,000	1,089
	Chile (Republic of) 4.70% 9/1/2030	1,205,000	1,371

			6,074

Indonesian rupiah 0.37%	Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR22,733,000	1,495
	Indonesia (Republic of), Series 95, 6.375% 8/15/2028	3,136,000	200
	Indonesia (Republic of), Series 78, 8.25% 5/15/2029	23,729,000	1,643
	Indonesia (Republic of), Series 82, 7.00% 9/15/2030	2,930,000	190
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	27,353,000	1,926

			5,454

Russian rubles 0.23%	Russian Federation 7.00% 8/16/2023[3,6]	RUB430,300	1,984
	Russian Federation 7.65% 4/10/2030[3]	316,110	1,371

			3,355

Brazilian reais 0.21%	Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL13,461	2,531
	Brazil (Federative Republic of) 10.00% 1/1/2025	3,300	598

			3,129

South African rand 0.20%	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR30,120	1,581
	South Africa (Republic of), Series R-2048, 8.75% 2/28/2048	30,850	1,420

			3,001

Dominican pesos 0.15%	Dominican Republic 8.90% 2/15/2023	DOP128,000	2,271

Malaysian ringgits 0.15%	Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR10,588	2,222

Ukrainian hryvnia 0.11%	Ukraine 15.97% 4/19/2023[6]	UAH78,370	1,592

Indian rupees 0.08%	India (Republic of) 5.15% 11/9/2025	INR96,010	1,102

American Funds Insurance Series	209

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Romanian leu 0.07%	Romania 4.75% 2/24/2025	RON5,000	$1,038

Polish zloty 0.06%	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	879

Norwegian kroner 0.04%	Norway (Kingdom of) 2.125% 5/18/2032	NOK6,615	619

U.S. dollars 45.21%	1375209 BC, Ltd. 9.00% 1/30/2028[7]	USD60	59
	7-Eleven, Inc. 0.95% 2/10/2026[7]	520	456
	7-Eleven, Inc. 1.30% 2/10/2028[7]	2,180	1,810
	7-Eleven, Inc. 1.80% 2/10/2031[7]	2,015	1,544
	ACE INA Holdings, Inc. 3.35% 5/3/2026	195	187
	ACE INA Holdings, Inc. 4.35% 11/3/2045	425	370
	Advisor Group Holdings, LLC 6.25% 3/1/2028[7]	295	272
	AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	1,841
	Aeropuerto International de Tocume SA 5.125% 8/11/2061[7]	660	542
	Aetna, Inc. 2.80% 6/15/2023	340	336
	AG Merger Sub II, Inc. 10.75% 8/1/2027[7]	256	260
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[7]	103	104
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,7]	1,225	1,249
	Alabama Power Co. 3.00% 3/15/2052	980	651
	Albertsons Companies, Inc. 4.625% 1/15/2027[7]	125	116
	Albertsons Companies, Inc. 3.50% 3/15/2029[7]	340	286
	Alcoa Nederland Holding BV 4.125% 3/31/2029[7]	75	67
	Allegheny Technologies, Inc. 4.875% 10/1/2029	25	22
	Allegheny Technologies, Inc. 5.125% 10/1/2031	45	40
	Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[7]	280	252
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[7]	90	74
	Allied Universal Holdco, LLC 9.75% 7/15/2027[7]	175	153
	Allied Universal Holdco, LLC 6.00% 6/1/2029[7]	300	218
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[8,9]	570	429
	Altera Infrastructure, LP 8.50% 7/15/2023[3,6,7]	555	104
	Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,644
	American Electric Power Company, Inc. 1.00% 11/1/2025	250	224
	American Express Co. 3.375% 5/3/2024	4,202	4,119
	Amgen, Inc. 2.20% 2/21/2027	445	400
	AmWINS Group, Inc. 4.875% 6/30/2029[7]	220	187
	Anglo American Capital PLC 3.95% 9/10/2050[7]	521	383
	Angola (Republic of) 9.50% 11/12/2025	3,580	3,693
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[7]	200	152
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[7]	130	95
	Apple, Inc. 3.35% 8/8/2032	1,600	1,457
	Ardagh Group SA 6.50% Cash 6/30/2027[7,10]	210	146
	Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[7]	180	149
	Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]	1,921	523
	Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]	3,025	775
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[7]	55	45
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[8,9]	120	106
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[7]	160	157
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[7]	55	49
	AssuredPartners, Inc. 7.00% 8/15/2025[7]	120	116
	AssuredPartners, Inc. 5.625% 1/15/2029[7]	365	301
	AstraZeneca PLC 3.50% 8/17/2023	2,700	2,678
	AT&T, Inc. 3.50% 9/15/2053	2,070	1,406
	Atkore, Inc. 4.25% 6/1/2031[7]	25	21
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 7.134% 9/22/2028[8,9]	149	147

210	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[8,9]	USD213	$ 207
	Avantor Funding, Inc. 4.625% 7/15/2028[7]	160	146
	Avantor Funding, Inc. 3.875% 11/1/2029[7]	90	76
	B&G Foods, Inc. 5.25% 4/1/2025	65	57
	B&G Foods, Inc. 5.25% 9/15/2027	220	169
	Ball Corp. 6.875% 3/15/2028	108	111
	Bank of America Corp. 2.456% 10/22/2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	801
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]	6,260	5,778
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	3,745	3,286
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	4,780	3,693
	Bank of Nova Scotia 2.45% 2/2/2032	2,100	1,695
	Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]	2,350	2,335
	Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]	1,290	1,252
	Bath & Body Works, Inc. 6.625% 10/1/2030[7]	120	113
	Bath & Body Works, Inc. 6.875% 11/1/2035	75	67
	Bausch Health Americas, Inc. 9.25% 4/1/2026[7]	80	56
	Bausch Health Companies, Inc. 5.75% 8/15/2027[7]	140	96
	Bausch Health Companies, Inc. 14.00% 10/15/2030[7]	160	96
	Bausch Health Companies, Inc. 5.25% 2/15/2031[7]	160	78
	Bayer AG 3.375% 10/8/2024[7]	840	812
	Bayer US Finance II, LLC 4.25% 12/15/2025[7]	203	197
	Bayerische Motoren Werke AG 3.90% 4/9/2025[7]	900	881
	Bayerische Motoren Werke AG 4.15% 4/9/2030[7]	900	857
	Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[7]	30	18
	Becton, Dickinson and Company 4.298% 8/22/2032	320	300
	Berkshire Hathaway Energy Company 2.85% 5/15/2051	300	198
	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[7]	400	350
	Blue Racer Midstream, LLC 7.625% 12/15/2025[7]	65	65
	BMC Software, Inc. 9.125% 3/1/2026[7]	160	151
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[8,9]	25	23
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,7]	700	572
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,7]	1,275	1,000
	Boeing Company 5.15% 5/1/2030	2,855	2,792
	Boeing Company 3.625% 2/1/2031	1,127	990
	Bombardier, Inc. 7.125% 6/15/2026[7]	60	58
	Bombardier, Inc. 6.00% 2/15/2028[7]	65	60
	Bombardier, Inc. 7.45% 5/1/2034[7]	125	126
	Booz Allen Hamilton, Inc. 3.875% 9/1/2028[7]	43	38
	Booz Allen Hamilton, Inc. 4.00% 7/1/2029[7]	132	116
	Boyd Gaming Corp. 4.75% 12/1/2027	120	112
	Boyd Gaming Corp. 4.75% 6/15/2031[7]	45	39
	Boyne USA, Inc. 4.75% 5/15/2029[7]	107	95
	Braskem Netherlands Finance BV 4.50% 1/31/2030[7]	745	635
	British American Tobacco PLC 2.789% 9/6/2024	1,150	1,101
	British American Tobacco PLC 3.215% 9/6/2026	955	882
	British American Tobacco PLC 3.557% 8/15/2027	1,545	1,414
	British American Tobacco PLC 3.462% 9/6/2029	1,150	991
	Broadcom, Inc. 4.00% 4/15/2029[7]	250	228
	Broadcom, Inc. 3.419% 4/15/2033[7]	698	562
	Broadcom, Inc. 3.469% 4/15/2034[7]	48	38
	Broadcom, Inc. 3.137% 11/15/2035[7]	185	137
	Broadcom, Inc. 3.75% 2/15/2051[7]	926	643
	BroadStreet Partners, Inc. 5.875% 4/15/2029[7]	160	136
	BWX Technologies, Inc. 4.125% 4/15/2029[7]	195	171
	Caesars Entertainment, Inc. 6.25% 7/1/2025[7]	35	34
	Caesars Entertainment, Inc. 4.625% 10/15/2029[7]	15	12
	Caesars Resort Collection, LLC 5.75% 7/1/2025[7]	165	162
	California Resources Corp. 7.125% 2/1/2026[7]	100	96

American Funds Insurance Series	211

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Callon Petroleum Co. 7.50% 6/15/2030[7]	USD30	$ 27
	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	798	663
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	1,378	933
	CAN-PACK SA 3.875% 11/15/2029[7]	90	71
	Carnival Corp. 6.00% 5/1/2029[7]	100	67
	CCO Holdings, LLC 4.75% 3/1/2030[7]	135	117
	CCO Holdings, LLC 4.50% 8/15/2030[7]	255	211
	CCO Holdings, LLC 4.25% 2/1/2031[7]	155	125
	CCO Holdings, LLC 4.50% 6/1/2033[7]	162	125
	CCO Holdings, LLC 4.25% 1/15/2034[7]	70	52
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[7]	125	117
	CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028	2,650	2,394
	CDI Escrow Issuer, Inc. 5.75% 4/1/2030[7]	70	63
	CDK Global, Inc. 7.25% 6/15/2029[7]	55	54
	Cedar Fair, LP 5.50% 5/1/2025[7]	120	119
	Centene Corp. 2.45% 7/15/2028	40	34
	Centene Corp. 4.625% 12/15/2029	325	298
	Centene Corp. 2.50% 3/1/2031	155	122
	Central Garden & Pet Co. 4.125% 10/15/2030	74	61
	Central Garden & Pet Co. 4.125% 4/30/2031[7]	110	91
	Charles River Laboratories International, Inc. 4.25% 5/1/2028[7]	35	32
	Charles River Laboratories International, Inc. 4.00% 3/15/2031[7]	70	61
	Cheniere Energy Partners, LP 4.50% 10/1/2029	160	144
	Cheniere Energy Partners, LP 4.00% 3/1/2031	75	64
	Cheniere Energy Partners, LP 3.25% 1/31/2032	56	45
	Chesapeake Energy Corp. 4.875% 4/15/2022[3]	915	21
	Chesapeake Energy Corp. 5.875% 2/1/2029[7]	130	123
	Chesapeake Energy Corp. 6.75% 4/15/2029[7]	30	29
	Ciena Corp. 4.00% 1/31/2030[7]	80	71
	Cigna Corp. 2.375% 3/15/2031	375	308
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[7]	45	39
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[7]	55	47
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[7]	130	115
	CMS Energy Corp. 3.875% 3/1/2024	100	98
	CMS Energy Corp. 3.00% 5/15/2026	1,200	1,118
	CNX Resources Corp. 7.25% 3/14/2027[7]	240	239
	Coinbase Global, Inc. 3.375% 10/1/2028[7]	55	29
	Coinbase Global, Inc. 3.625% 10/1/2031[7]	85	41
	Colombia (Republic of) 3.875% 4/25/2027	350	311
	Commonwealth Bank of Australia 2.688% 3/11/2031[7]	4,650	3,593
	Compass Diversified Holdings 5.25% 4/15/2029[7]	307	263
	Compass Diversified Holdings 5.00% 1/15/2032[7]	65	52
	Comstock Resources, Inc. 6.75% 3/1/2029[7]	110	99
	Comstock Resources, Inc. 5.875% 1/15/2030[7]	65	56
	Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[10]	1,097	649
	Constellium SE 3.75% 4/15/2029[7]	125	102
	Consumers Energy Co. 3.375% 8/15/2023	345	342
	Consumers Energy Co. 3.60% 8/15/2032	1,600	1,462
	Corebridge Financial, Inc. 3.90% 4/5/2032[7]	748	655
	CoreLogic, Inc. 4.50% 5/1/2028[7]	364	280
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[8,9]	65	47
	Corporate Office Properties, LP 2.75% 4/15/2031	1,212	910
	Covanta Holding Corp. 4.875% 12/1/2029[7]	25	21
	Crédit Agricole SA 4.375% 3/17/2025[7]	1,100	1,064
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,7]	2,675	2,441
	Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,7]	1,000	693
	Crestwood Midstream Partners, LP 6.00% 2/1/2029[7]	85	78
	Crestwood Midstream Partners, LP 8.00% 4/1/2029[7]	100	100
	Crown Castle International Corp. 2.50% 7/15/2031	767	620
	CSX Corp. 3.80% 4/15/2050	75	59
	CVR Partners, LP 6.125% 6/15/2028[7]	100	90
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[7]	725	679

212	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Danske Bank AS 3.875% 9/12/2023[7]	USD1,675	$1,654
	Darling Ingredients, Inc. 6.00% 6/15/2030[7]	245	240
	DaVita, Inc. 4.625% 6/1/2030[7]	65	52
	Deluxe Corp. 8.00% 6/1/2029[7]	20	16
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	751
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]	1,160	985
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,166
	Development Bank of Mongolia, LLC 7.25% 10/23/2023	1,980	1,777
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,9,10]	25	24
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[10]	22	21
	Diamond Sports Group, LLC 6.625% 8/15/2027[7]	310	3
	Diebold Nixdorf, Inc. 9.375% 7/15/2025[7]	309	221
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[6,8,9]	93	63
	Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,8,9]	17	15
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,8]	22	18
	DIRECTV Financing, LLC 5.875% 8/15/2027[7]	110	99
	DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[8,9]	102	99
	Discovery Communications, Inc. 3.625% 5/15/2030	468	387
	DISH DBS Corp. 5.25% 12/1/2026[7]	15	13
	DISH Network Corp. 11.75% 11/15/2027[7]	260	268
	Dominican Republic 5.50% 1/27/2025[7]	1,375	1,366
	Dominican Republic 8.625% 4/20/2027[7]	225	235
	Dominican Republic 5.50% 2/22/2029[7]	350	323
	Dominican Republic 6.40% 6/5/2049[7]	813	660
	Duke Energy Progress, LLC 2.00% 8/15/2031	2,360	1,871
	Dun & Bradstreet Corp. 5.00% 12/15/2029[7]	197	169
	Edison International 4.125% 3/15/2028	2,390	2,222
	Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]	100	84
	Electricité de France SA 4.875% 9/21/2038[7]	795	649
	Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]	1,030	819
	Enbridge, Inc. 4.00% 10/1/2023	600	595
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[7]	205	156
	Enel Finance International SA 1.375% 7/12/2026[7]	1,248	1,077
	Enel Finance International SA 1.875% 7/12/2028[7]	1,227	977
	Entegris Escrow Corp. 4.75% 4/15/2029[7]	45	41
	Entergy Corp. 0.90% 9/15/2025	750	669
	Entergy Louisiana, LLC 4.75% 9/15/2052	1,275	1,151
	EQM Midstream Partners, LP 6.50% 7/1/2027[7]	225	215
	EQM Midstream Partners, LP 7.50% 6/1/2030[7]	45	43
	EQM Midstream Partners, LP 6.50% 7/15/2048	40	30
	EQT Corp. 7.25% 2/1/2030[1]	40	42
	Equinix, Inc. 1.80% 7/15/2027	1,145	982
	Equinix, Inc. 2.15% 7/15/2030	3,216	2,566
	Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024	3,910	2,457
	Fair Isaac Corp. 4.00% 6/15/2028[7]	120	109
	Fannie Mae Pool #MA2754 3.00% 9/1/2026[5]	59	57
	Fannie Mae Pool #AO4151 3.50% 6/1/2042[5]	108	101
	Fannie Mae Pool #AP7888 3.50% 10/1/2042[5]	338	316
	Fannie Mae Pool #AQ0770 3.50% 11/1/2042[5]	131	123
	Fannie Mae Pool #FM8399 2.50% 8/1/2051[5]	889	759
	Fannie Mae Pool #BT9589 2.50% 8/1/2051[5]	34	29
	Fannie Mae Pool #CB1552 2.50% 9/1/2051[5]	998	848
	Fannie Mae Pool #BQ7435 2.50% 9/1/2051[5]	97	83
	Fannie Mae Pool #MA4414 2.50% 9/1/2051[5]	33	28
	Fannie Mae Pool #FS0031 2.50% 10/1/2051[5]	336	284
	Fannie Mae Pool #BT3056 2.50% 11/1/2051[5]	721	613
	Fannie Mae Pool #CB2402 2.50% 12/1/2051[5]	3,207	2,718
	Fannie Mae Pool #BU3413 2.50% 12/1/2051[5]	807	685
	Fannie Mae Pool #BU3058 2.50% 12/1/2051[5]	268	227

American Funds Insurance Series	213

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Fannie Mae Pool #BV2930 2.50% 1/1/2052[5]	USD998	$ 846
	Fannie Mae Pool #BU8226 2.50% 2/1/2052[5]	1,260	1,070
	Fannie Mae Pool #BU1339 2.50% 2/1/2052[5]	275	234
	Fannie Mae Pool #BV0307 2.50% 2/1/2052[5]	273	232
	Fannie Mae Pool #BQ7473 2.50% 2/1/2052[5]	158	134
	Fannie Mae Pool #CB2866 2.50% 2/1/2052[5]	95	81
	Fannie Mae Pool #BV2189 2.50% 2/1/2052[5]	62	53
	Fannie Mae Pool #CB2876 2.50% 2/1/2052[5]	31	27
	Fannie Mae Pool #CB2809 2.50% 2/1/2052[5]	32	27
	Fannie Mae Pool #BV3694 2.50% 2/1/2052[5]	32	27
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]	2,865	2,557
	Fannie Mae Pool #BV4040 2.50% 3/1/2052[5]	1,645	1,398
	Fannie Mae Pool #BV7520 2.50% 3/1/2052[5]	864	734
	Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]	809	690
	Fannie Mae Pool #BU6885 2.50% 3/1/2052[5]	808	686
	Fannie Mae Pool #BV5642 2.50% 3/1/2052[5]	94	80
	Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]	4,881	4,140
	Fannie Mae Pool #BV5332 2.50% 4/1/2052[5]	1,929	1,638
	Fannie Mae Pool #BQ7478 2.50% 4/1/2052[5]	1,222	1,038
	Fannie Mae Pool #CB3350 2.50% 4/1/2052[5]	1,011	859
	Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]	998	848
	Fannie Mae Pool #BU8916 2.50% 4/1/2052[5]	785	666
	Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]	91	77
	Fannie Mae Pool #MA4600 3.50% 5/1/2052[5]	2,782	2,531
	Fannie Mae Pool #BV8959 2.50% 6/1/2052[5]	127	108
	Fannie Mae Pool #FS2239 2.50% 7/1/2052[5]	6,973	5,920
	Fannie Mae Pool #FS2555 4.50% 7/1/2052[5]	1,105	1,065
	Fannie Mae Pool #BW6395 4.50% 8/1/2052[5]	999	963
	Fannie Mae Pool #BW5789 4.50% 8/1/2052[5]	371	357
	Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]	2,820	2,783
	Fannie Mae Pool #MA4761 5.00% 9/1/2052[5]	524	517
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]	2,209	2,128
	Fannie Mae Pool #MA4785 5.00% 10/1/2052[5]	1,300	1,283
	Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]	854	802
	Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]	442	415
	Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]	3,000	2,961
	Fannie Mae Pool #MA4866 4.00% 1/1/2053[5]	238	223
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]	1,000	987
	Fertitta Entertainment, Inc. 4.625% 1/15/2029[7]	25	21
	Fertitta Entertainment, Inc. 6.75% 1/15/2030[7]	25	20
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[7]	325	308
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[7]	240	226
	First Student Bidco, Inc. 4.00% 7/31/2029[7]	85	70
	FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]	1,800	1,678
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[7]	2,325	2,033
	Florida Power & Light Company 2.875% 12/4/2051	1,465	990
	Ford Motor Co. 3.25% 2/12/2032	20	15
	Ford Motor Credit Company, LLC 3.81% 1/9/2024	290	282
	Ford Motor Credit Company, LLC 2.90% 2/16/2028	200	165
	Ford Motor Credit Company, LLC 4.00% 11/13/2030	125	103
	Freddie Mac Pool #ZS8588 3.00% 11/1/2030[5]	47	45
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]	3,975	3,742
	Freddie Mac Pool #QC7173 2.50% 9/1/2051[5]	132	112
	Freddie Mac Pool #QC9156 2.50% 10/1/2051[5]	866	736
	Freddie Mac Pool #QD1523 2.50% 11/1/2051[5]	757	643
	Freddie Mac Pool #QD2521 2.50% 12/1/2051[5]	67	57
	Freddie Mac Pool #SD0853 2.50% 1/1/2052[5]	885	750
	Freddie Mac Pool #QD9066 2.50% 2/1/2052[5]	210	179
	Freddie Mac Pool #QD7063 2.50% 2/1/2052[5]	95	81
	Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]	730	619
	Freddie Mac Pool #QD9460 2.50% 3/1/2052[5]	663	562
	Freddie Mac Pool #RA6959 2.50% 3/1/2052[5]	27	23

214	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Freddie Mac Pool #QD9200 2.50% 4/1/2052[5]	USD919	$ 780
	Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]	900	765
	Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]	840	713
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[5]	3,563	3,345
	Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]	1,276	1,260
	Freddie Mac Pool #QE8063 4.00% 8/1/2052[5]	300	282
	Freddie Mac Pool #QE8065 4.50% 8/1/2052[5]	3,700	3,565
	Freddie Mac Pool #QF0152 4.50% 9/1/2052[5]	500	482
	Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]	1,000	939
	Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]	400	376
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]	8,419	8,111
	Freddie Mac Pool #QF0866 4.50% 10/1/2052[5]	2,226	2,151
	Freddie Mac Pool #QF1486 4.50% 10/1/2052[5]	400	385
	Freddie Mac Pool #QF3304 5.00% 10/1/2052[5]	800	790
	Freddie Mac Pool #SD8264 3.50% 11/1/2052[5]	4,668	4,246
	Freddie Mac Pool #QF3985 4.00% 11/1/2052[5]	308	290
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]	598	576
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]	4,753	4,692
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]	507	501
	Frontier Communications Corp. 5.875% 10/15/2027[7]	100	93
	Frontier Communications Corp. 5.00% 5/1/2028[7]	65	57
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	250	194
	FS Energy and Power Fund 7.50% 8/15/2023[7]	150	150
	FXI Holdings, Inc. 12.25% 11/15/2026[7]	497	412
	Gartner, Inc. 3.75% 10/1/2030[7]	70	60
	General Motors Financial Co. 1.05% 3/8/2024	725	689
	Genesis Energy, LP 8.00% 1/15/2027	125	118
	Georgia (Republic of) 2.75% 4/22/2026[7]	400	363
	GoDaddy Operating Co. 3.50% 3/1/2029[7]	80	67
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	933
	Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	726	565
	Government National Mortgage Assn. 3.50% 1/1/2053[5,11]	7,440	6,837
	Gray Escrow II, Inc. 5.375% 11/15/2031[7]	30	22
	Group 1 Automotive, Inc. 4.00% 8/15/2028[7]	145	123
	Groupe BPCE SA 5.15% 7/21/2024[7]	1,800	1,763
	Grupo Energia Bogota SA ESP 4.875% 5/15/2030[7]	660	593
	Hanesbrands, Inc. 4.625% 5/15/2024[7]	120	116
	Hanesbrands, Inc. 4.875% 5/15/2026[7]	100	90
	Harsco Corp. 5.75% 7/31/2027[7]	200	158
	Harvest Midstream I, LP 7.50% 9/1/2028[7]	25	24
	HCA, Inc. 5.625% 9/1/2028	120	120
	HealthEquity, Inc. 4.50% 10/1/2029[7]	30	26
	Hess Midstream Operations, LP 5.50% 10/15/2030[7]	34	31
	Hightower Holding, LLC 6.75% 4/15/2029[7]	235	198
	Hilcorp Energy I, LP 6.00% 4/15/2030[7]	105	94
	Hilcorp Energy I, LP 6.00% 2/1/2031[7]	115	100
	Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030	25	23
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[7]	155	130
	Honduras (Republic of) 6.25% 1/19/2027	2,083	1,843
	Honduras (Republic of) 5.625% 6/24/2030	958	773
	Howard Hughes Corp. 5.375% 8/1/2028[7]	275	248
	Howard Hughes Corp. 4.125% 2/1/2029[7]	195	164
	Howard Hughes Corp. 4.375% 2/1/2031[7]	120	97
	Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[7]	60	58
	HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	287
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	3,995
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]	921	706
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[9]	3,326	3,316
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[9]	363	342
	Huarong Finance II Co., Ltd. 5.50% 1/16/2025	880	835

American Funds Insurance Series	215

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD1,007	$ 931
	HUB International, Ltd. 7.00% 5/1/2026[7]	315	309
	Hyundai Capital America 0.875% 6/14/2024[7]	1,200	1,120
	Hyundai Capital America 1.50% 6/15/2026[7]	2,375	2,061
	Hyundai Capital America 1.65% 9/17/2026[7]	269	237
	Hyundai Capital America 2.00% 6/15/2028[7]	600	490
	Hyundai Capital Services, Inc. 3.75% 3/5/2023[7]	2,450	2,442
	iHeartCommunications, Inc. 5.25% 8/15/2027[7]	80	68
	Ingles Markets, Inc. 4.00% 6/15/2031[7]	140	118
	Intesa Sanpaolo SpA 5.017% 6/26/2024[7]	3,270	3,145
	Intesa Sanpaolo SpA 7.00% 11/21/2025[7]	225	230
	Iraq (Republic of) 6.752% 3/9/2023[7]	545	539
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[7]	55	46
	Iron Mountain, Inc. 5.25% 7/15/2030[7]	235	205
	Israel (State of) 3.375% 1/15/2050	1,470	1,136
	Israel (State of) 3.875% 7/3/2050	795	672
	Jacobs Entertainment, Inc. 6.75% 2/15/2029[7]	25	23
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]	45	43
	Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[8,9]	64	60
	KB Home 6.875% 6/15/2027	50	50
	Keb Hana Bank 3.25% 3/30/2027[7]	1,370	1,278
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	110	87
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	245	187
	Kinetik Holdings, LP 5.875% 6/15/2030[7]	50	47
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[7]	85	74
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[7]	140	115
	LABL Escrow Issuer, LLC 10.50% 7/15/2027[7]	45	42
	Lamar Media Corp. 3.75% 2/15/2028	135	121
	Lamar Media Corp. 3.625% 1/15/2031	160	132
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[7]	200	177
	Lamb Weston Holdings, Inc. 4.375% 1/31/2032[7]	60	53
	Las Vegas Sands Corp. 3.20% 8/8/2024	25	24
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[7]	110	88
	Level 3 Financing, Inc. 3.75% 7/15/2029[7]	210	151
	Levi Strauss & Co. 3.50% 3/1/2031[7]	115	91
	Ligado Networks, LLC 15.50% PIK 11/1/2023[7,10]	124	40
	Lindblad Expeditions, LLC 6.75% 2/15/2027[7]	5	5
	Lithia Motors, Inc. 4.625% 12/15/2027[7]	120	108
	Live Nation Entertainment, Inc. 4.75% 10/15/2027[7]	130	116
	Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	6,067
	LPL Holdings, Inc. 4.625% 11/15/2027[7]	485	454
	LPL Holdings, Inc. 4.00% 3/15/2029[7]	25	22
	LSB Industries, Inc. 6.25% 10/15/2028[7]	126	115
	LSC Communications, Inc. 8.75% 10/15/2023[3,6,7]	431	1
	Mallinckrodt PLC 10.00% 4/15/2025[7]	440	379
	Marriott International, Inc. 2.75% 10/15/2033	5	4
	Mastercard, Inc. 2.00% 11/18/2031	600	483
	Match Group, Inc. 5.625% 2/15/2029[7]	130	121
	Meituan Dianping 2.125% 10/28/2025	1,730	1,532
	Meituan Dianping 3.05% 10/28/2030[7]	3,095	2,390
	Methanex Corp. 5.125% 10/15/2027	55	51
	Methanex Corp. 5.25% 12/15/2029	170	151
	Mexico City Airport Trust 5.50% 7/31/2047	432	334
	MGM Resorts International 5.50% 4/15/2027	90	84
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[7]	145	120
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[7]	63	63
	Mineral Resources, Ltd. 8.00% 11/1/2027[7]	155	159
	Mineral Resources, Ltd. 8.50% 5/1/2030[7]	25	25
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[7]	3,236	2,937
	Mohegan Gaming & Entertainment 8.00% 2/1/2026[7]	105	98

216	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Molina Healthcare, Inc. 4.375% 6/15/2028[7]	USD80	$ 73
	Molina Healthcare, Inc. 3.875% 11/15/2030[7]	75	64
	MoneyGram International, Inc. 5.375% 8/1/2026[7]	50	51
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	1,901
	Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]	1,396	1,057
	Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[7]	155	123
	MSCI, Inc. 3.875% 2/15/2031[7]	215	179
	MSCI, Inc. 3.625% 11/1/2031[7]	350	290
	Murphy Oil Corp. 5.625% 5/1/2027	15	15
	Murphy Oil USA, Inc. 4.75% 9/15/2029	48	44
	Nabors Industries, Inc. 7.375% 5/15/2027[7]	55	53
	National Financial Partners Corp. 6.875% 8/15/2028[7]	105	87
	Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[7]	135	104
	Navient Corp. 5.00% 3/15/2027	45	39
	Navient Corp. 4.875% 3/15/2028	145	119
	NCL Corp., Ltd. 5.875% 2/15/2027[7]	80	69
	NCR Corp. 5.25% 10/1/2030[7]	15	12
	Neiman Marcus Group, LLC 7.125% 4/1/2026[7]	85	80
	Netflix, Inc. 4.875% 4/15/2028	45	44
	Netflix, Inc. 4.875% 6/15/2030[7]	225	210
	New Fortress Energy, Inc. 6.75% 9/15/2025[7]	50	47
	New Fortress Energy, Inc. 6.50% 9/30/2026[7]	255	237
	New York Life Global Funding 1.20% 8/7/2030[7]	2,725	2,094
	Newell Rubbermaid, Inc. 4.70% 4/1/2026	80	75
	Nexstar Broadcasting, Inc. 4.75% 11/1/2028[7]	255	221
	Nexstar Escrow Corp. 5.625% 7/15/2027[7]	115	106
	NGL Energy Operating, LLC 7.50% 2/1/2026[7]	215	192
	NGL Energy Partners, LP 7.50% 11/1/2023	200	195
	Niagara Mohawk Power Corp. 3.508% 10/1/2024[7]	180	173
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[7]	335	322
	NorthRiver Midstream Finance, LP 5.625% 2/15/2026[7]	105	100
	NortonLifeLock, Inc. 7.125% 9/30/2030[7]	160	157
	Nova Chemicals Corp. 5.25% 6/1/2027[7]	20	18
	Novelis Corp. 4.75% 1/30/2030[7]	80	71
	Novelis Corp. 3.875% 8/15/2031[7]	20	16
	NuStar Logistics, LP 5.625% 4/28/2027	80	75
	Oasis Petroleum, Inc. 6.375% 6/1/2026[7]	35	34
	Occidental Petroleum Corp. 6.375% 9/1/2028	194	196
	Occidental Petroleum Corp. 8.875% 7/15/2030	25	28
	Occidental Petroleum Corp. 6.625% 9/1/2030	125	129
	Occidental Petroleum Corp. 6.125% 1/1/2031	65	66
	Occidental Petroleum Corp. 6.45% 9/15/2036	18	18
	Occidental Petroleum Corp. 6.60% 3/15/2046	15	15
	State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	1,410	1,008
	Oleoducto Central SA 4.00% 7/14/2027[7]	2,535	2,241
	Oleoducto Central SA 4.00% 7/14/2027	630	557
	Open Text Corp. 3.875% 2/15/2028[7]	25	22
	Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[8,9]	155	151
	Option Care Health, Inc. 4.375% 10/31/2029[7]	25	22
	Oracle Corp. 2.65% 7/15/2026	2,327	2,142
	Oracle Corp. 3.25% 11/15/2027	1,880	1,730
	Oracle Corp. 3.60% 4/1/2050	980	664
	Oracle Corp. 3.95% 3/25/2051	22	16
	Orange SA 9.00% 3/1/2031[1]	2,434	2,985
	Oxford Finance, LLC 6.375% 2/1/2027[7]	30	28
	Pacific Gas and Electric Co. 4.65% 8/1/2028	542	499
	Pacific Gas and Electric Co. 3.30% 8/1/2040	6,850	4,661
	Panama (Republic of) 3.75% 4/17/2026[7]	465	439
	Panther BF Aggregator 2, LP 6.25% 5/15/2026[7]	44	43
	Panther BF Aggregator 2, LP 8.50% 5/15/2027[7]	85	83
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[7]	65	55

American Funds Insurance Series	217

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Party City Holdings, Inc. 8.75% 2/15/2026[7]	USD5	$ 1
	Performance Food Group, Inc. 5.50% 10/15/2027[7]	11	10
	Peru (Republic of) 2.392% 1/23/2026	500	461
	Petrobras Global Finance Co. 6.75% 6/3/2050	29	25
	Petrobras Global Finance Co. 5.50% 6/10/2051	21	16
	Petróleos Mexicanos 4.625% 9/21/2023	714	704
	Petróleos Mexicanos 6.875% 10/16/2025	660	647
	Petróleos Mexicanos 6.875% 8/4/2026	865	819
	Petróleos Mexicanos 6.49% 1/23/2027	406	371
	Petróleos Mexicanos 6.50% 3/13/2027	1,493	1,365
	Petróleos Mexicanos 6.84% 1/23/2030	681	564
	Petróleos Mexicanos 6.70% 2/16/2032	779	613
	Petróleos Mexicanos 6.75% 9/21/2047	346	222
	Petróleos Mexicanos 7.69% 1/23/2050	55	38
	Petróleos Mexicanos 6.95% 1/28/2060	201	128
	PG&E Corp. 5.00% 7/1/2028	145	133
	PG&E Corp. 5.25% 7/1/2030	175	160
	PGT Innovations, Inc. 4.375% 10/1/2029[7]	5	4
	Philip Morris International, Inc. 5.125% 11/17/2027	315	318
	Philip Morris International, Inc. 5.625% 11/17/2029	420	427
	Philip Morris International, Inc. 2.10% 5/1/2030	634	514
	Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,589
	Picard Midco, Inc. 6.50% 3/31/2029[7]	235	198
	Post Holdings, Inc. 5.625% 1/15/2028[7]	85	80
	Post Holdings, Inc. 5.50% 12/15/2029[7]	80	73
	Post Holdings, Inc. 4.625% 4/15/2030[7]	444	384
	Procter & Gamble Company 3.00% 3/25/2030	338	310
	PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023	960	963
	PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[7]	500	477
	Qatar Petroleum 3.125% 7/12/2041[7]	2,895	2,235
	Radiology Partners, Inc. 9.25% 2/1/2028[7]	245	138
	Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[8,9]	10	8
	Range Resources Corp. 4.75% 2/15/2030[7]	145	128
	Raptor Acquisition Corp. 4.875% 11/1/2026[7]	180	160
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[7]	25	17
	RLJ Lodging Trust, LP 4.00% 9/15/2029[7]	25	20
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[7]	20	17
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]	57	61
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[7]	40	32
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]	160	165
	RP Escrow Issuer, LLC 5.25% 12/15/2025[7]	190	145
	Russian Federation 4.25% 6/23/2027[3]	1,400	602
	Ryan Specialty Group, LLC 4.375% 2/1/2030[7]	45	39
	Sabre GLBL, Inc. 11.25% 12/15/2027[7]	75	77
	Sally Holdings, LLC 5.625% 12/1/2025	48	46
	Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,485
	Scentre Group 3.50% 2/12/2025[7]	210	201
	Scentre Group 3.75% 3/23/2027[7]	110	101
	Scientific Games Corp. 7.00% 5/15/2028[7]	20	19
	Scientific Games Holdings, LP 6.625% 3/1/2030[7]	46	39
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[7]	115	99
	Scotts Miracle-Gro Co. 4.50% 10/15/2029	140	114
	Scotts Miracle-Gro Co. 4.375% 2/1/2032	55	42
	Sealed Air Corp. 5.00% 4/15/2029[7]	40	38
	ServiceNow, Inc. 1.40% 9/1/2030	1,830	1,404
	Silgan Holdings, Inc. 4.125% 2/1/2028	80	74
	Simmons Foods, Inc. 4.625% 3/1/2029[7]	160	130
	Singapore Airlines, Ltd. 3.375% 1/19/2029	3,710	3,353
	Sirius XM Radio, Inc. 4.00% 7/15/2028[7]	195	170
	Sirius XM Radio, Inc. 3.875% 9/1/2031[7]	170	133
	SkyMiles IP, Ltd. 4.75% 10/20/2028[7]	25	24

218	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	SM Energy Co. 5.625% 6/1/2025	USD55	$ 53
	SM Energy Co. 6.50% 7/15/2028	45	43
	Sonic Automotive, Inc. 4.625% 11/15/2029[7]	45	36
	Sonic Automotive, Inc. 4.875% 11/15/2031[7]	20	16
	Southern California Edison Co. 2.85% 8/1/2029	200	174
	Southwestern Energy Co. 5.95% 1/23/2025[1]	110	108
	Southwestern Energy Co. 7.75% 10/1/2027	20	20
	Southwestern Energy Co. 8.375% 9/15/2028	30	31
	Southwestern Energy Co. 5.375% 3/15/2030	135	123
	Southwestern Energy Co. 4.75% 2/1/2032	105	90
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[7]	17	18
	Sprint Corp. 7.625% 3/1/2026	130	137
	Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]	2,890	917
	Stellantis Finance US, Inc. 1.711% 1/29/2027[7]	1,500	1,289
	Stellantis Finance US, Inc. 5.625% 1/12/2028[7]	2,560	2,539
	Stellantis Finance US, Inc. 2.691% 9/15/2031[7]	453	347
	Stericycle, Inc. 3.875% 1/15/2029[7]	110	96
	Studio City Finance, Ltd. 6.00% 7/15/2025[7]	200	174
	Sunoco, LP 4.50% 5/15/2029	290	254
	Sunoco, LP 4.50% 4/30/2030	35	30
	Surgery Center Holdings 10.00% 4/15/2027[7]	103	105
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	12	8
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,7]	800	740
	Talen Energy Corp. 7.25% 5/15/2027[7]	205	213
	Tencent Holdings, Ltd. 3.24% 6/3/2050[7]	3,450	2,188
	Tenet Healthcare Corp. 4.875% 1/1/2026[7]	245	232
	Tenet Healthcare Corp. 6.125% 10/1/2028[7]	25	22
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	4,600	4,518
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	3,710	3,695
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	110	96
	State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	1,780	1,266
	Thermo Fisher Scientific, Inc. 4.80% 11/21/2027	630	633
	Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[8,9]	245	218
	T-Mobile US, Inc. 2.40% 3/15/2029	1,079	913
	Toyota Motor Credit Corp. 3.375% 4/1/2030	453	412
	TransDigm, Inc. 6.25% 3/15/2026[7]	65	64
	TransDigm, Inc. 5.50% 11/15/2027	35	33
	TransDigm, Inc. 4.875% 5/1/2029	80	70
	Transocean Guardian, Ltd. 5.875% 1/15/2024[7]	10	10
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[7]	66	64
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,7]	100	88
	Triumph Group, Inc. 6.25% 9/15/2024[7]	35	33
	U.S. Treasury 0.125% 1/31/2023	12,320	12,282
	U.S. Treasury 2.625% 2/28/2023	6,900	6,882
	U.S. Treasury 1.875% 8/31/2024	4,515	4,320
	U.S. Treasury 3.25% 8/31/2024	1,065	1,043
	U.S. Treasury 0.25% 8/31/2025	20,534	18,475
	U.S. Treasury 2.875% 11/30/2025	5,400	5,198
	U.S. Treasury 4.00% 12/15/2025	1,992	1,980
	U.S. Treasury 0.375% 1/31/2026	14,610	13,004
	U.S. Treasury 0.75% 8/31/2026	4,361	3,862
	U.S. Treasury 0.875% 9/30/2026	11,098	9,858
	U.S. Treasury 1.125% 10/31/2026	1,698	1,519
	U.S. Treasury 2.50% 3/31/2027	9,560	8,975
	U.S. Treasury 3.875% 11/30/2027	105,639	105,067
	U.S. Treasury 1.625% 8/15/2029	10,760	9,336
	U.S. Treasury 1.375% 11/15/2031[12]	25,783	20,999

American Funds Insurance Series	219

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	U.S. Treasury 1.875% 2/15/2032	USD2,000	$ 1,696
	U.S. Treasury 4.125% 11/15/2032	1,169	1,192
	U.S. Treasury 1.125% 5/15/2040	9,170	5,754
	U.S. Treasury 1.875% 2/15/2041[12]	18,740	13,274
	U.S. Treasury 1.75% 8/15/2041	6,050	4,151
	U.S. Treasury 2.375% 2/15/2042	2,872	2,195
	U.S. Treasury 3.00% 8/15/2048	5,045	4,164
	U.S. Treasury 2.00% 8/15/2051	5,755	3,788
	U.S. Treasury 3.00% 8/15/2052[12]	29,749	24,666
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]	3,239	2,089
	UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,7]	1,950	1,897
	UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,7]	2,265	2,228
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[8,9]	75	69
	Ukraine 7.75% 9/1/2024[3]	6,210	1,544
	Ukraine 7.75% 9/1/2026[3]	1,570	338
	Ukraine 6.876% 5/21/2031[3]	1,269	244
	Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,11]	2,100	2,070
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,11]	10,300	10,329
	Unisys Corp. 6.875% 11/1/2027[7]	35	27
	United Natural Foods, Inc. 6.75% 10/15/2028[7]	235	226
	United Rentals, Inc. 4.875% 1/15/2028	30	29
	United Rentals, Inc. 6.00% 12/15/2029[7]	315	314
	Univision Communications, Inc. 4.50% 5/1/2029[7]	240	201
	Univision Communications, Inc. 7.375% 6/30/2030[7]	145	139
	US Foods, Inc. 4.625% 6/1/2030[7]	35	31
	Vail Resorts, Inc. 6.25% 5/15/2025[7]	120	120
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[7]	75	64
	Valvoline, Inc. 3.625% 6/15/2031[7]	85	70
	Venator Finance SARL 9.50% 7/1/2025[7]	185	134
	Venator Finance SARL 5.75% 7/15/2025[7]	140	48
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[7]	35	31
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[7]	125	107
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[7]	65	53
	Verizon Communications, Inc. 3.15% 3/22/2030	575	508
	Verizon Communications, Inc. 2.55% 3/21/2031	2,100	1,732
	VICI Properties, LP 4.375% 5/15/2025	1,563	1,520
	VICI Properties, LP 4.625% 12/1/2029[7]	15	14
	VICI Properties, LP 4.125% 8/15/2030[7]	420	368
	VZ Secured Financing BV 5.00% 1/15/2032[7]	200	163
	W. R. Grace Holdings, LLC 5.625% 8/15/2029[7]	20	16
	Warner Music Group 3.75% 12/1/2029[7]	125	108
	Warner Music Group 3.875% 7/15/2030[7]	135	117
	Warner Music Group 3.00% 2/15/2031[7]	80	64
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032[7]	917	758
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042[7]	1,928	1,482
	Warrior Met Coal, Inc. 7.875% 12/1/2028[7]	140	138
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[7]	320	302
	WEA Finance, LLC 3.75% 9/17/2024[7]	535	506
	Weatherford International, Ltd. 11.00% 12/1/2024[7]	5	5
	Weatherford International, Ltd. 6.50% 9/15/2028[7]	65	64
	Weatherford International, Ltd. 8.625% 4/30/2030[7]	65	63
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	5,788	5,370
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	1,600	1,363
	WESCO Distribution, Inc. 7.125% 6/15/2025[7]	180	183
	WESCO Distribution, Inc. 7.25% 6/15/2028[7]	245	249
	Western Global Airlines, LLC 10.375% 8/15/2025[7]	15	11
	Western Midstream Operating, LP 3.35% 2/1/2025[1]	85	81
	Western Midstream Operating, LP 4.75% 8/15/2028	65	59
	Western Midstream Operating, LP 5.50% 2/1/2050[1]	25	21

220	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD1,250	$ 1,147
	WeWork Companies, LLC 5.00% 7/10/2025[7]	50	17
	Wyndham Destinations, Inc. 6.625% 7/31/2026[7]	65	64
	Wynn Las Vegas, LLC 4.25% 5/30/2023[7]	38	38
	Wynn Resorts Finance, LLC 7.75% 4/15/2025[7]	180	179
	Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[8,9]	110	100
	Ziggo Bond Co. BV 5.125% 2/28/2030[7]	200	162
	Ziggo Bond Finance BV 4.875% 1/15/2030[7]	300	252

			669,959

	Total bonds, notes & other debt instruments (cost: $1,515,444,000)		1,337,877

Investment funds 3.29%		Shares
U.S. dollars 3.29%	Capital Group Central Corporate Bond Fund[13]	5,972,524	48,676

	Total investment funds (cost: $47,079,000)		48,676

Preferred securities 0.00%
U.S. dollars 0.00%	ACR III LSC Holdings, LLC, Series B, preferred shares[6,7,14]	48	20

	Total preferred securities (cost: $49,000)		20

Common stocks 0.01%
U.S. dollars 0.01%	Constellation Oil Services Holding SA, Class B-1[6,14]	1,214,969	134
	Bighorn Permian Resources, LLC[6]	531	—	[15]

	Total common stocks (cost: $0)		134

Short-term securities 6.79%	Weighted average yield at acquisition	Principal amount (000)

Commercial paper 6.78%
DNB Bank ASA 3/2/2023[7]	4.273%	USD35,000	34,740
NRW.Bank 2/6/2023[7]	4.192	31,100	30,957
Oesterreich Kontrollbank 2/21/2023	4.245	35,000	34,773

			100,470

		Shares

Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[13,16]		1,674	167

Total short-term securities (cost: $100,664,000)			100,637

Total investment securities 100.37% (cost: $1,663,236,000)			1,487,344
Other assets less liabilities (0.37)%			(5,450)

Net assets 100.00%			$1,481,894

American Funds Insurance Series	221

Capital World Bond Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	60	March 2023	USD6,771	$ (87)
2 Year U.S. Treasury Note Futures	Long	130	March 2023	26,660	31
5 Year Euro-Bobl Futures	Long	236	March 2023	29,242	(987)
5 Year U.S. Treasury Note Futures	Long	1,196	March 2023	129,084	(139)
10 Year Euro-Bund Futures	Long	95	March 2023	13,518	(880)
10 Year Italy Government Bond Futures	Long	71	March 2023	8,278	(663)
10 Year Japanese Government Bond Futures	Long	9	March 2023	9,975	(41)
10 Year U.S. Treasury Note Futures	Long	328	March 2023	36,833	(201)
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2023	(20,699)	123
10 Year UK Gilt Futures	Short	44	March 2023	(5,314)	335
20 Year U.S. Treasury Bond Futures	Long	65	March 2023	8,147	(131)
30 Year Euro-Buxl Futures	Long	57	March 2023	8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures	Short	170	March 2023	(22,833)	183

					$(3,987)

Forward currency contracts
						Unrealized appreciation (depreciation)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)

KRW	8,431,290	USD	6,478	Bank of America	1/9/2023	$ 219
HUF	1,284,310	EUR	3,067	UBS AG	1/10/2023	145
PLN	20,540	EUR	4,330	HSBC Bank	1/10/2023	45
DKK	17,400	USD	2,465	UBS AG	1/10/2023	42
PLN	3,330	USD	739	UBS AG	1/10/2023	20
SEK	23,400	USD	2,256	UBS AG	1/10/2023	(12)
USD	6,519	AUD	9,680	HSBC Bank	1/10/2023	(75)
USD	2,058	HUF	818,090	UBS AG	1/10/2023	(127)
EUR	6,800	USD	7,143	Bank of America	1/11/2023	142
CNH	154,697	USD	22,271	Citibank	1/11/2023	105
USD	1,405	EUR	1,320	Bank of America	1/11/2023	(9)
USD	2,019	EUR	1,900	Bank of America	1/11/2023	(17)
SEK	22,100	USD	2,141	Bank of America	1/11/2023	(22)
NZD	1,070	USD	682	Morgan Stanley	1/12/2023	(2)
JPY	2,083,770	USD	15,470	Bank of America	1/13/2023	438
CNH	146,490	USD	21,104	JPMorgan Chase	1/13/2023	89
USD	4,476	GBP	3,660	Morgan Stanley	1/13/2023	50
PLN	18,110	EUR	3,807	UBS AG	1/13/2023	50
CHF	2,790	USD	2,985	UBS AG	1/13/2023	37
USD	3,682	CAD	4,970	Standard Chartered Bank	1/13/2023	11
EUR	9,477	DKK	70,470	BNP Paribas	1/13/2023	(1)
USD	807	NOK	7,930	UBS AG	1/13/2023	(3)
USD	19,831	MXN	394,043	UBS AG	1/13/2023	(336)
EUR	6,752	PLN	31,970	HSBC Bank	1/17/2023	(48)
JPY	6,231,228	USD	45,941	Standard Chartered Bank	1/20/2023	1,678
JPY	3,696,640	USD	27,194	Standard Chartered Bank	1/20/2023	1,056
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	232
JPY	573,812	AUD	6,280	HSBC Bank	1/20/2023	105
CAD	16,753	USD	12,310	Bank of America	1/20/2023	64
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(92)
USD	14,203	DKK	100,190	Bank of America	1/20/2023	(244)

222	American Funds Insurance Series

Capital World Bond Fund  (continued)

Forward currency contracts (continued)
						Unrealized appreciation (depreciation)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)

USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$ (266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP	10,038,860	Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65

						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)

1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD4,428	$(70)	$–	$ (70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	37,736	(600)	–	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	13,908	(231)	–	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	34,764	(572)	–	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	5,734	(95)	–	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	5,734	(95)	–	(95)

1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	6,295	(106)	–	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	11,830	(206)	–	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	11,817	(215)	–	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	12,043	(220)	–	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	12,093	(221)	–	(221)

1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	10,675	(203)	–	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	12,176	(230)	–	(230)

1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	12,163	(228)	–	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	12,163	(228)	–	(228)

1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	13,521	(252)	–	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	(283)	–	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	(284)	–	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	1,440	(24)	–	(24)

2.495%	Annual	SONIA	Annual	5/5/2024	GBP7,210	(183)	–	(183)
2.42%	Annual	SONIA	Annual	5/5/2024	42,400	(1,114)	–	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024	40,870	(1,101)	–	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024	40,530	(1,386)	–	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024	41,140	(468)	–	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN47,800	(198)	–	(198)

American Funds Insurance Series	223

Capital World Bond Fund  (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium paid (000)		Unrealized depreciation at 12/31/2022 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date

6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN48,400	$(205)	$–		$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	58,800	(253)	–	[15]	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	14,000	(52)	–		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	13,900	(53)	–		(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	14,200	(55)	–		(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	43,000	(160)	–	[15]	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	14,100	(53)	–		(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	27,800	(106)	–		(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	62,600	(226)	–		(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	172,500	(623)	–		(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	28,900	(64)	–		(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	43,375	(94)	–		(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	89,445	(209)	–		(209)

						$(10,966)	$–	[15]	$(10,966)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650	$331	$350	$(19)

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2022[18] (000)	Upfront premium (received) paid (000)	Unrealized appreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138		$118	$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747		781	547	234

						$899	$413	$486

Investments in affiliates[13]
	Value of			Net	Net unrealized		Value of
	affiliates at			realized	appreciation		affiliates at	Dividend
	1/1/2022	Additions	Reductions	gain	(depreciation	)	12/31/2022	income

	(000)	(000)	(000)	(000)	(000)		(000)	(000)
Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$–	$47,078	$–	$–	$1,598		$48,676	$306

Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[16]	144,080	923,691	1,067,610	17	(11)		167	2,751

Total 3.30%				$17	$1,587		$48,843	$3,057

224	American Funds Insurance Series

Capital World Bond Fund  (continued)

Restricted securities[2]

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327	.36%

Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091	.14

Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	6,045	5,177	.35

JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,381	2,944	.20

Total		$18,354	$15,539	1.05%

[1]	Step bond; coupon rate may change at a later date.
[2]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.

[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.

[8]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.

[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 88.51%
Energy 14.19%	Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[1]	USD295	$ 293
	Altera Infrastructure, LP 8.50% 7/15/2023[1,2,3]	2,009	375
	Antero Midstream Partners, LP 5.375% 6/15/2029[1]	570	522
	Antero Resources Corp. 7.625% 2/1/2029[1]	244	246
	Antero Resources Corp. 5.375% 3/1/2030[1]	230	214
	Apache Corp. 6.00% 1/15/2037	165	153
	Apache Corp. 5.10% 9/1/2040	695	578
	Apache Corp. 4.75% 4/15/2043	265	200
	Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 11/1/2025[1,4,5]	228	242
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]	2,040	1,982
	Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]	170	210
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]	271	266
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]	1,245	1,112
	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]	1,610	1,409
	Blue Racer Midstream, LLC 7.625% 12/15/2025[1]	496	493
	Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]	905	829
	California Resources Corp. 7.125% 2/1/2026[1]	390	375
	Callon Petroleum Co. 7.50% 6/15/2030[1]	515	472
	Centennial Resource Production, LLC 6.875% 4/1/2027[1]	440	416
	Cheniere Energy Partners, LP 4.50% 10/1/2029	938	846
	Cheniere Energy Partners, LP 4.00% 3/1/2031	413	352
	Cheniere Energy Partners, LP 3.25% 1/31/2032	615	490
	Cheniere Energy, Inc. 4.625% 10/15/2028	3,831	3,470
	Chesapeake Energy Corp. 4.875% 4/15/2022[2]	4,300	97
	Chesapeake Energy Corp. 5.50% 2/1/2026[1]	1,000	966
	Chesapeake Energy Corp. 5.875% 2/1/2029[1]	1,670	1,585
	Chesapeake Energy Corp. 6.75% 4/15/2029[1]	380	371
	CNX Midstream Partners, LP 4.75% 4/15/2030[1]	280	230
	CNX Resources Corp. 7.25% 3/14/2027[1]	1,168	1,161
	CNX Resources Corp. 6.00% 1/15/2029[1]	1,669	1,538
	CNX Resources Corp. 7.375% 1/15/2031[1]	856	822
	Comstock Resources, Inc. 6.75% 3/1/2029[1]	910	823
	Comstock Resources, Inc. 5.875% 1/15/2030[1]	770	663
	Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[6]	3,114	1,843
	Continental Resources, Inc. 5.75% 1/15/2031[1]	365	341
	Crestwood Midstream Partners, LP 5.75% 4/1/2025	250	244
	Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]	290	270
	Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]	575	528
	Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]	1,675	1,669
	Devon Energy Corp. 5.875% 6/15/2028	202	205
	Devon Energy Corp. 4.50% 1/15/2030	493	460
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,5,6]	68	65
	Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6]	62	58
	DT Midstream, Inc. 4.125% 6/15/2029[1]	1,503	1,294
	DT Midstream, Inc. 4.375% 6/15/2031[1]	832	699
	Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]	945	914
	Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]	1,080	1,002
	Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]	80	70
	Energean PLC 6.50% 4/30/2027[1]	380	354
	EnLink Midstream Partners, LLC 5.625% 1/15/2028[1]	445	425
	EQM Midstream Partners, LP 4.125% 12/1/2026	127	113
	EQM Midstream Partners, LP 7.50% 6/1/2027[1]	405	397
	EQM Midstream Partners, LP 6.50% 7/1/2027[1]	2,345	2,245
	EQM Midstream Partners, LP 5.50% 7/15/2028	881	789
	EQM Midstream Partners, LP 4.50% 1/15/2029[1]	835	703
	EQM Midstream Partners, LP 7.50% 6/1/2030[1]	1,078	1,040
	EQM Midstream Partners, LP 4.75% 1/15/2031[1]	1,645	1,348
	EQM Midstream Partners, LP 6.50% 7/15/2048	910	684
	EQT Corp. 6.125% 2/1/2025[7]	250	251
	EQT Corp. 5.00% 1/15/2029	290	273

226	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	EQT Corp. 7.25% 2/1/2030[7]	USD300	$ 312
	EQT Corp. 3.625% 5/15/2031[1]	500	424
	Genesis Energy, LP 5.625% 6/15/2024	120	116
	Genesis Energy, LP 6.50% 10/1/2025	1,886	1,805
	Genesis Energy, LP 6.25% 5/15/2026	320	293
	Genesis Energy, LP 8.00% 1/15/2027	2,825	2,672
	Genesis Energy, LP 7.75% 2/1/2028	87	80
	Harbour Energy PLC 5.50% 10/15/2026[1]	1,545	1,387
	Harvest Midstream I, LP 7.50% 9/1/2028[1]	1,947	1,863
	Hess Midstream Operations, LP 4.25% 2/15/2030[1]	1,300	1,113
	Hess Midstream Operations, LP 5.50% 10/15/2030[1]	630	577
	Hess Midstream Partners, LP 5.125% 6/15/2028[1]	851	788
	Hilcorp Energy I, LP 6.25% 11/1/2028[1]	145	132
	Hilcorp Energy I, LP 5.75% 2/1/2029[1]	985	878
	Hilcorp Energy I, LP 6.00% 4/15/2030[1]	922	821
	Hilcorp Energy I, LP 6.00% 2/1/2031[1]	728	631
	Hilcorp Energy I, LP 6.25% 4/15/2032[1]	835	722
	Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[1]	220	216
	Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/2028[1]	260	237
	Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[1]	460	442
	Independence Energy Finance, LLC 7.25% 5/1/2026[1]	500	472
	Kinetik Holdings, LP 5.875% 6/15/2030[1]	500	470
	Murphy Oil Corp. 5.75% 8/15/2025	139	137
	Murphy Oil Corp. 5.625% 5/1/2027	135	131
	Murphy Oil Corp. 6.375% 7/15/2028	415	400
	Murphy Oil USA, Inc. 4.75% 9/15/2029	820	752
	Murphy Oil USA, Inc. 3.75% 2/15/2031[1]	1,065	878
	Nabors Industries, Inc. 7.375% 5/15/2027[1]	1,540	1,494
	Nabors Industries, Ltd. 7.25% 1/15/2026[1]	320	302
	Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]	1,250	1,216
	New Fortress Energy, Inc. 6.75% 9/15/2025[1]	1,625	1,541
	New Fortress Energy, Inc. 6.50% 9/30/2026[1]	4,175	3,885
	NGL Energy Operating, LLC 7.50% 2/1/2026[1]	8,670	7,735
	NGL Energy Partners, LP 6.125% 3/1/2025	2,054	1,677
	NGL Energy Partners, LP 7.50% 4/15/2026	650	498
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]	1,805	1,735
	NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]	625	593
	NuStar Logistics, LP 6.00% 6/1/2026	286	276
	Oasis Petroleum, Inc. 6.375% 6/1/2026[1]	995	970
	Occidental Petroleum Corp. 5.875% 9/1/2025	710	709
	Occidental Petroleum Corp. 6.375% 9/1/2028	225	227
	Occidental Petroleum Corp. 8.875% 7/15/2030	650	735
	Occidental Petroleum Corp. 6.625% 9/1/2030	990	1,025
	Occidental Petroleum Corp. 6.125% 1/1/2031	640	647
	Occidental Petroleum Corp. 6.45% 9/15/2036	125	128
	Occidental Petroleum Corp. 6.60% 3/15/2046	605	624
	Occidental Petroleum Corp. 4.20% 3/15/2048	165	127
	Parkland Corp. 4.625% 5/1/2030[1]	835	692
	Patterson-UTI Energy, Inc. 5.15% 11/15/2029	80	72
	PDC Energy, Inc. 5.75% 5/15/2026	600	574
	Petrobras Global Finance Co. 6.75% 6/3/2050	288	252
	Petrobras Global Finance Co. 5.50% 6/10/2051	202	155
	Petróleos Mexicanos 6.875% 10/16/2025	350	343
	Petróleos Mexicanos 8.75% 6/2/2029	732	687
	Petrorio Luxembourg SARL 6.125% 6/9/2026[1]	320	305
	Range Resources Corp. 4.875% 5/15/2025	362	344
	Range Resources Corp. 8.25% 1/15/2029	900	929
	Range Resources Corp. 4.75% 2/15/2030[1]	970	856
	Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]	550	495
	Sabine Pass Liquefaction, LLC 4.50% 5/15/2030	371	345
	Sanchez Energy Corp. 7.25% 2/15/2023[1,2]	739	12

American Funds Insurance Series	227

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	SM Energy Co. 5.625% 6/1/2025	USD430	$ 413
	Southwestern Energy Co. 5.95% 1/23/2025[7]	215	212
	Southwestern Energy Co. 7.75% 10/1/2027	272	278
	Southwestern Energy Co. 8.375% 9/15/2028	565	584
	Southwestern Energy Co. 5.375% 2/1/2029	340	316
	Southwestern Energy Co. 5.375% 3/15/2030	2,470	2,257
	Southwestern Energy Co. 4.75% 2/1/2032	1,225	1,049
	Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/2031[1]	335	285
	Sunoco, LP 6.00% 4/15/2027	547	540
	Sunoco, LP 5.875% 3/15/2028	290	275
	Sunoco, LP 4.50% 5/15/2029	1,735	1,520
	Sunoco, LP 4.50% 4/30/2030	1,680	1,461
	Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]	85	86
	Targa Resources Partners, LP 6.50% 7/15/2027	133	134
	Targa Resources Partners, LP 6.875% 1/15/2029	915	924
	Targa Resources Partners, LP 5.50% 3/1/2030	802	756
	Targa Resources Partners, LP 4.875% 2/1/2031	695	629
	Transocean Guardian, Ltd. 5.875% 1/15/2024[1]	92	90
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]	337	328
	Transocean, Inc. 6.125% 8/1/2025[1]	178	174
	Transocean, Inc. 7.25% 11/1/2025[1]	500	443
	Transocean, Inc. 11.50% 1/30/2027[1]	95	95
	Transocean, Inc. 6.80% 3/15/2038	300	190
	USA Compression Partners, LP 6.875% 4/1/2026	669	643
	USA Compression Partners, LP 6.875% 9/1/2027	247	231
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]	2,795	2,386
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]	650	532
	Weatherford International, Ltd. 11.00% 12/1/2024[1]	185	189
	Weatherford International, Ltd. 6.50% 9/15/2028[1]	2,130	2,091
	Weatherford International, Ltd. 8.625% 4/30/2030[1]	3,485	3,353
	Western Gas Partners, LP 4.50% 3/1/2028	979	904
	Western Midstream Operating, LP 3.35% 2/1/2025[7]	369	350
	Western Midstream Operating, LP 4.75% 8/15/2028	160	146
	Western Midstream Operating, LP 4.30% 2/1/2030[7]	480	420
	Western Midstream Operating, LP 5.50% 2/1/2050[7]	770	636

			117,959

Consumer discretionary 12.43%	Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]	525	490
	Affinity Gaming 6.875% 12/15/2027[1]	1,040	883
	Allied Universal Holdco, LLC 6.625% 7/15/2026[1]	508	466
	Allied Universal Holdco, LLC 9.75% 7/15/2027[1]	716	624
	Allied Universal Holdco, LLC 4.625% 6/1/2028[1]	490	406
	Allied Universal Holdco, LLC 6.00% 6/1/2029[1]	2,790	2,029
	Asbury Automotive Group, Inc. 4.50% 3/1/2028	250	220
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]	1,545	1,304
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]	1,070	882
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]	280	227
	AutoNation, Inc. 2.40% 8/1/2031	610	440
	Bath & Body Works, Inc. 6.625% 10/1/2030[1]	540	508
	Bath & Body Works, Inc. 6.875% 11/1/2035	1,316	1,172
	Bath & Body Works, Inc. 6.75% 7/1/2036	655	577
	Beazer Homes USA, Inc. 5.875% 10/15/2027	540	473
	Boyd Gaming Corp. 4.75% 12/1/2027	441	411
	Boyd Gaming Corp. 4.75% 6/15/2031[1]	345	301
	Boyne USA, Inc. 4.75% 5/15/2029[1]	570	505
	Caesars Entertainment, Inc. 6.25% 7/1/2025[1]	1,085	1,056
	Caesars Entertainment, Inc. 8.125% 7/1/2027[1]	665	655
	Caesars Entertainment, Inc. 4.625% 10/15/2029[1]	560	457
	Caesars Resort Collection, LLC 5.75% 7/1/2025[1]	345	338

228	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Carnival Corp. 10.50% 2/1/2026[1]	USD1,405	$1,414
	Carnival Corp. 4.00% 8/1/2028[1]	3,000	2,452
	Carnival Corp. 6.00% 5/1/2029[1]	655	438
	Carnival Corp. 10.50% 6/1/2030[1]	100	81
	CDI Escrow Issuer, Inc. 5.75% 4/1/2030[1]	615	552
	CEC Entertainment, Inc. 6.75% 5/1/2026[1]	320	298
	Dana, Inc. 4.25% 9/1/2030	200	161
	Dana, Inc. 4.50% 2/15/2032	375	300
	Empire Communities Corp. 7.00% 12/15/2025[1]	475	430
	Empire Resorts, Inc. 7.75% 11/1/2026[1]	470	378
	Everi Holdings, Inc. 5.00% 7/15/2029[1]	95	82
	Fertitta Entertainment, Inc. 4.625% 1/15/2029[1]	1,260	1,068
	Fertitta Entertainment, Inc. 6.75% 1/15/2030[1]	4,090	3,307
	First Student Bidco, Inc. 4.00% 7/31/2029[1]	2,135	1,769
	Ford Motor Co. 5.291% 12/8/2046	70	54
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	2,215	2,134
	Ford Motor Credit Company, LLC 3.375% 11/13/2025	465	421
	Ford Motor Credit Company, LLC 4.542% 8/1/2026	1,460	1,348
	Ford Motor Credit Company, LLC 2.70% 8/10/2026	350	304
	Ford Motor Credit Company, LLC 4.271% 1/9/2027	525	476
	Ford Motor Credit Company, LLC 4.95% 5/28/2027	370	346
	Ford Motor Credit Company, LLC 4.125% 8/17/2027	835	749
	Ford Motor Credit Company, LLC 3.815% 11/2/2027	880	775
	Ford Motor Credit Company, LLC 2.90% 2/16/2028	300	248
	Ford Motor Credit Company, LLC 5.113% 5/3/2029	200	182
	Ford Motor Credit Company, LLC 4.00% 11/13/2030	570	469
	Group 1 Automotive, Inc. 4.00% 8/15/2028[1]	615	522
	Hanesbrands, Inc. 4.625% 5/15/2024[1]	1,945	1,887
	Hanesbrands, Inc. 4.875% 5/15/2026[1]	1,624	1,454
	Hilton Grand Vacations Borrower 5.00% 6/1/2029[1]	591	509
	Hilton Worldwide Holdings, Inc. 3.75% 5/1/2029[1]	200	173
	Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030	408	370
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]	1,520	1,275
	International Game Technology PLC 6.50% 2/15/2025[1]	911	918
	International Game Technology PLC 4.125% 4/15/2026[1]	915	855
	International Game Technology PLC 5.25% 1/15/2029[1]	4,120	3,846
	Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]	505	456
	KB Home 6.875% 6/15/2027	330	333
	KB Home 7.25% 7/15/2030	330	321
	Kontoor Brands, Inc. 4.125% 11/15/2029[1]	370	303
	Las Vegas Sands Corp. 3.20% 8/8/2024	400	378
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]	2,565	2,057
	Levi Strauss & Co. 3.50% 3/1/2031[1]	430	342
	Lindblad Expeditions, LLC 6.75% 2/15/2027[1]	205	186
	Lithia Motors, Inc. 4.625% 12/15/2027[1]	270	244
	Lithia Motors, Inc. 3.875% 6/1/2029[1]	1,165	959
	Lithia Motors, Inc. 4.375% 1/15/2031[1]	830	677
	LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/2026[1]	335	297
	M.D.C. Holdings, Inc. 6.00% 1/15/2043	573	468
	Marriott International, Inc. 3.50% 10/15/2032	470	392
	Marriott International, Inc. 2.75% 10/15/2033	430	329
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]	370	307
	Mattel, Inc. 3.75% 4/1/2029[1]	490	431
	Melco International Development, Ltd. 4.875% 6/6/2025[1]	440	405
	Melco International Development, Ltd. 5.75% 7/21/2028[1]	595	498
	Melco International Development, Ltd. 5.375% 12/4/2029[1]	1,221	982
	Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]	300	264
	Merlin Entertainment 5.75% 6/15/2026[1]	492	461
	MGM Resorts International 6.00% 3/15/2023	281	281
	MGM Resorts International 5.50% 4/15/2027	401	374
	Mohegan Gaming & Entertainment 8.00% 2/1/2026[1]	370	347

American Funds Insurance Series	229

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 9.318% 9/9/2026[4,5]	USD512	$506
	NCL Corp., Ltd. 3.625% 12/15/2024[1]	300	257
	NCL Corp., Ltd. 5.875% 3/15/2026[1]	405	319
	NCL Corp., Ltd. 5.875% 2/15/2027[1]	1,510	1,310
	NCL Corp., Ltd. 7.75% 2/15/2029[1]	360	271
	Neiman Marcus Group, LLC 7.125% 4/1/2026[1]	1,650	1,549
	Panther BF Aggregator 2, LP 6.25% 5/15/2026[1]	140	137
	Panther BF Aggregator 2, LP 8.50% 5/15/2027[1]	455	445
	Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[1,5]	240	65
	Party City Holdings, Inc. 8.75% 2/15/2026[1]	7,577	2,197
	Party City Holdings, Inc. 6.625% 8/1/2026[1]	500	13
	Penske Automotive Group, Inc. 3.75% 6/15/2029	670	545
	PetSmart, Inc. 4.75% 2/15/2028[1]	710	644
	PetSmart, Inc. 7.75% 2/15/2029[1]	1,190	1,120
	Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]	1,065	787
	Premier Entertainment Sub, LLC 5.875% 9/1/2031[1]	375	266
	QVC, Inc. 4.85% 4/1/2024	75	70
	QVC, Inc. 4.375% 9/1/2028	121	73
	Raptor Acquisition Corp. 4.875% 11/1/2026[1]	550	489
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[1]	480	330
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]	2,371	2,548
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]	1,820	1,473
	Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]	715	602
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]	1,365	1,107
	Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028	1,370	1,009
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]	710	568
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]	1,775	1,786
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]	1,010	1,039
	Sally Holdings, LLC 5.625% 12/1/2025	1,030	994
	Sands China, Ltd. 5.625% 8/8/2025	275	263
	Sands China, Ltd. 5.90% 8/8/2028	200	188
	Sands China, Ltd. 4.875% 6/18/2030	550	484
	Sands China, Ltd. 3.75% 8/8/2031[7]	560	441
	Scientific Games Corp. 8.625% 7/1/2025[1]	1,215	1,242
	Scientific Games Corp. 7.00% 5/15/2028[1]	985	941
	Scientific Games Corp. 7.25% 11/15/2029[1]	960	923
	Scientific Games Holdings, LP 6.625% 3/1/2030[1]	845	715
	Sonic Automotive, Inc. 4.625% 11/15/2029[1]	1,565	1,255
	Sonic Automotive, Inc. 4.875% 11/15/2031[1]	2,180	1,717
	Studio City Finance, Ltd. 6.00% 7/15/2025[1]	690	599
	Studio City Finance, Ltd. 5.00% 1/15/2029[1]	550	407
	Tempur Sealy International, Inc. 4.00% 4/15/2029[1]	435	366
	The Gap, Inc. 3.625% 10/1/2029[1]	170	120
	The Gap, Inc. 3.875% 10/1/2031[1]	108	76
	The Home Co., Inc. 7.25% 10/15/2025[1]	660	568
	Travel + Leisure Co. 6.00% 4/1/2027	205	195
	Travel + Leisure Co. 4.50% 12/1/2029[1]	1,155	943
	Universal Entertainment Corp. 8.50% 12/11/2024[1]	2,945	2,751
	Vail Resorts, Inc. 6.25% 5/15/2025[1]	315	316
	VICI Properties, LP 4.25% 12/1/2026[1]	462	432
	VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]	447	443
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]	1,245	1,175
	Wheel Pros, Inc. 6.50% 5/15/2029[1]	1,280	454
	Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/2028[4,5]	948	647
	Wyndham Destinations, Inc. 6.625% 7/31/2026[1]	695	681
	Wyndham Destinations, Inc. 4.625% 3/1/2030[1]	400	332
	Wyndham Worldwide Corp. 4.375% 8/15/2028[1]	765	688
	Wynn Las Vegas, LLC 4.25% 5/30/2023[1]	861	850
	Wynn Macau, Ltd. 5.625% 8/26/2028[1]	900	771

230	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]	USD494	$492
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]	482	414
	Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[4,5]	465	421

			103,390

Communication services 10.50%	Altice France Holding SA 10.50% 5/15/2027[1]	1,650	1,262
	Altice France SA 5.125% 7/15/2029[1]	1,677	1,260
	Brightstar Escrow Corp. 9.75% 10/15/2025[1]	140	129
	Cablevision Systems Corp. 5.375% 2/1/2028[1]	457	369
	CCO Holdings, LLC 5.00% 2/1/2028[1]	586	533
	CCO Holdings, LLC 6.375% 9/1/2029[1]	300	283
	CCO Holdings, LLC 4.75% 3/1/2030[1]	3,437	2,972
	CCO Holdings, LLC 4.50% 8/15/2030[1]	3,029	2,509
	CCO Holdings, LLC 4.25% 2/1/2031[1]	3,065	2,465
	CCO Holdings, LLC 4.75% 2/1/2032[1]	1,225	996
	CCO Holdings, LLC 4.50% 5/1/2032	1,024	817
	CCO Holdings, LLC 4.50% 6/1/2033[1]	1,330	1,023
	CCO Holdings, LLC 4.25% 1/15/2034[1]	2,040	1,510
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/2026[1]	102	99
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/2029[1]	360	326
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031	140	109
	Centerfield Media Parent, Inc. 6.625% 8/1/2026[1]	960	616
	Cinemark USA, Inc. 5.875% 3/15/2026[1]	278	232
	Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/2028[1]	570	417
	Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/2029[1]	315	232
	Cogent Communications Group, Inc. 3.50% 5/1/2026[1]	450	409
	Connect Finco SARL 6.75% 10/1/2026[1]	725	673
	Consolidated Communications, Inc. 5.00% 10/1/2028[1]	225	166
	CSC Holdings, LLC 6.50% 2/1/2029[1]	600	492
	CSC Holdings, LLC 3.375% 2/15/2031[1]	700	458
	Diamond Sports Group, LLC 5.375% 8/15/2026[1]	503	60
	Diamond Sports Group, LLC 6.625% 8/15/2027[1]	1,056	12
	DIRECTV Financing, LLC 5.875% 8/15/2027[1]	3,010	2,699
	DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[4,5]	1,655	1,613
	DISH Network Corp. 11.75% 11/15/2027[1]	3,950	4,073
	Embarq Corp. 7.995% 6/1/2036	2,867	1,339
	Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 12.134% 7/31/2028[4,5]	365	361
	Frontier Communications Corp. 5.875% 10/15/2027[1]	1,455	1,354
	Frontier Communications Corp. 5.00% 5/1/2028[1]	3,780	3,304
	Frontier Communications Corp. 6.75% 5/1/2029[1]	1,990	1,649
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	1,390	1,077
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]	750	590
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]	970	988
	Gray Escrow II, Inc. 5.375% 11/15/2031[1]	925	668
	Gray Television, Inc. 5.875% 7/15/2026[1]	203	181
	Gray Television, Inc. 7.00% 5/15/2027[1]	1,018	904
	Gray Television, Inc. 4.75% 10/15/2030[1]	397	288
	iHeartCommunications, Inc. 5.25% 8/15/2027[1]	1,995	1,693
	iHeartCommunications, Inc. 4.75% 1/15/2028[1]	250	204
	Iliad Holding SAS 6.50% 10/15/2026[1]	630	585
	Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[4,5]	385	357
	Lamar Media Corp. 3.75% 2/15/2028	61	55
	Lamar Media Corp. 4.875% 1/15/2029	300	277
	Lamar Media Corp. 4.00% 2/15/2030	260	228
	Level 3 Financing, Inc. 3.75% 7/15/2029[1]	855	616

American Funds Insurance Series	231

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Ligado Networks, LLC 15.50% PIK 11/1/2023[1,6]	USD2,149	$701
	Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]	250	223
	Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]	425	363
	Match Group, Inc. 4.625% 6/1/2028[1]	308	275
	Match Group, Inc. 5.625% 2/15/2029[1]	300	280
	McGraw-Hill Education, Inc. 5.75% 8/1/2028[1]	520	438
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]	3,110	2,570
	Netflix, Inc. 4.875% 4/15/2028	310	300
	News Corp. 3.875% 5/15/2029[1]	1,620	1,408
	News Corp. 5.125% 2/15/2032[1]	1,760	1,604
	Nexstar Broadcasting, Inc. 4.75% 11/1/2028[1]	2,910	2,522
	Nexstar Escrow Corp. 5.625% 7/15/2027[1]	324	298
	Scripps Escrow II, Inc. 3.875% 1/15/2029[1]	750	603
	Sinclair Television Group, Inc. 4.125% 12/1/2030[1]	710	533
	Sirius XM Radio, Inc. 3.125% 9/1/2026[1]	1,600	1,423
	Sirius XM Radio, Inc. 4.00% 7/15/2028[1]	2,385	2,080
	Sirius XM Radio, Inc. 4.125% 7/1/2030[1]	445	368
	Sirius XM Radio, Inc. 3.875% 9/1/2031[1]	2,590	2,026
	Sprint Corp. 7.625% 3/1/2026	480	506
	Sprint Corp. 6.875% 11/15/2028	1,656	1,723
	Sprint Corp. 8.75% 3/15/2032	1,751	2,088
	TEGNA, Inc. 5.00% 9/15/2029	366	348
	T-Mobile US, Inc. 3.375% 4/15/2029	860	759
	Univision Communications, Inc. 5.125% 2/15/2025[1]	3,195	3,049
	Univision Communications, Inc. 6.625% 6/1/2027[1]	3,050	2,949
	Univision Communications, Inc. 4.50% 5/1/2029[1]	4,500	3,772
	Univision Communications, Inc. 7.375% 6/30/2030[1]	935	895
	Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/2029[4,5]	69	69
	UPC Broadband Finco BV 4.875% 7/15/2031[1]	430	359
	Virgin Media O2 4.25% 1/31/2031[1]	1,975	1,603
	Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]	990	829
	VZ Secured Financing BV 5.00% 1/15/2032[1]	1,060	863
	Warner Music Group 3.75% 12/1/2029[1]	1,645	1,417
	Warner Music Group 3.875% 7/15/2030[1]	780	673
	Warner Music Group 3.00% 2/15/2031[1]	225	180
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]	298	246
	Ziggo Bond Co. BV 5.125% 2/28/2030[1]	419	339
	Ziggo Bond Finance BV 4.875% 1/15/2030[1]	1,350	1,132

			87,346

Materials 9.94%	Alcoa Nederland Holding BV 5.50% 12/15/2027[1]	510	492
	Alcoa Nederland Holding BV 4.125% 3/31/2029[1]	430	382
	Allegheny Technologies, Inc. 5.875% 12/1/2027	180	172
	Allegheny Technologies, Inc. 4.875% 10/1/2029	1,575	1,394
	Allegheny Technologies, Inc. 5.125% 10/1/2031	1,170	1,036
	ArcelorMittal 7.00% 10/15/2039	488	497
	ArcelorMittal 6.75% 3/1/2041	755	731
	Arconic Corp. 6.00% 5/15/2025[1]	360	355
	Arconic Rolled Products Corp. 6.125% 2/15/2028[1]	200	188
	Ardagh Group SA 6.50% Cash 6/30/2027[1,6]	422	294
	Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]	750	735
	Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/2028[1]	500	425
	Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]	550	437
	Ardagh Packaging Finance 4.125% 8/15/2026[1]	900	782
	Avient Corp. 7.125% 8/1/2030[1]	335	328
	Axalta Coating Systems, LLC 4.75% 6/15/2027[1]	460	426
	Ball Corp. 6.875% 3/15/2028	1,065	1,095
	Ball Corp. 2.875% 8/15/2030	160	128

232	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Ball Corp. 3.125% 9/15/2031	USD1,660	$1,335
	BWAY Parent Co., Inc. 5.50% 4/15/2024[1]	1,464	1,427
	BWAY Parent Co., Inc. 7.25% 4/15/2025[1]	625	579
	BWAY Parent Co., Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 7.37% 4/3/2024[4,5]	255	250
	CAN-PACK SA 3.875% 11/15/2029[1]	1,300	1,026
	Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]	262	263
	Cleveland-Cliffs, Inc. 7.00% 3/15/2027	297	281
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	3,243	3,104
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]	1,981	1,761
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]	2,875	2,543
	Crown Holdings, Inc. 5.25% 4/1/2030[1]	240	227
	CVR Partners, LP 6.125% 6/15/2028[1]	1,125	1,011
	Element Solutions, Inc. 3.875% 9/1/2028[1]	410	349
	First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]	3,893	3,797
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]	2,926	2,775
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]	7,610	7,156
	Freeport-McMoRan, Inc. 4.25% 3/1/2030	437	398
	Freeport-McMoRan, Inc. 5.45% 3/15/2043	411	372
	FXI Holdings, Inc. 7.875% 11/1/2024[1]	6,248	5,204
	FXI Holdings, Inc. 12.25% 11/15/2026[1]	7,432	6,165
	GPC Merger Sub, Inc. 7.125% 8/15/2028[1]	334	279
	Graphic Packaging International, LLC 3.75% 2/1/2030[1]	790	673
	Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/2029[4,5]	454	391
	Kaiser Aluminum Corp. 4.625% 3/1/2028[1]	638	558
	LABL, Inc. 5.875% 11/1/2028[1]	730	637
	LABL, Inc. 8.25% 11/1/2029[1]	490	391
	LSB Industries, Inc. 6.25% 10/15/2028[1]	1,620	1,484
	Methanex Corp. 5.125% 10/15/2027	3,870	3,596
	Methanex Corp. 5.25% 12/15/2029	1,217	1,082
	Methanex Corp. 5.65% 12/1/2044	465	355
	Mineral Resources, Ltd. 8.00% 11/1/2027[1]	1,292	1,323
	Mineral Resources, Ltd. 8.50% 5/1/2030[1]	1,270	1,289
	Neon Holdings, Inc. 10.125% 4/1/2026[1]	595	508
	Nova Chemicals Corp. 4.875% 6/1/2024[1]	760	737
	Nova Chemicals Corp. 5.25% 6/1/2027[1]	2,036	1,834
	Nova Chemicals Corp. 4.25% 5/15/2029[1]	2,330	1,908
	Novelis Corp. 3.25% 11/15/2026[1]	825	741
	Novelis Corp. 4.75% 1/30/2030[1]	563	500
	Novelis Corp. 3.875% 8/15/2031[1]	1,122	918
	Olin Corp. 5.625% 8/1/2029	200	190
	Olin Corp. 5.00% 2/1/2030	180	165
	Owens-Illinois, Inc. 5.875% 8/15/2023[1]	191	190
	Owens-Illinois, Inc. 6.375% 8/15/2025[1]	265	260
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]	2,185	1,879
	SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]	1,225	988
	Scotts Miracle-Gro Co. 4.50% 10/15/2029	379	308
	Scotts Miracle-Gro Co. 4.375% 2/1/2032	455	344
	Sealed Air Corp. 4.00% 12/1/2027[1]	316	287
	Sealed Air Corp. 5.00% 4/15/2029[1]	690	650
	Silgan Holdings, Inc. 4.125% 2/1/2028	377	350
	SPCM SA 3.375% 3/15/2030[1]	400	323
	Summit Materials, LLC 6.50% 3/15/2027[1]	360	353
	Summit Materials, LLC 5.25% 1/15/2029[1]	755	704
	Trivium Packaging BV 5.50% 8/15/2026[1]	330	303
	Trivium Packaging BV 8.50% 8/15/2027[1]	703	646
	Tronox, Ltd. 4.625% 3/15/2029[1]	730	608
	Valvoline, Inc. 4.25% 2/15/2030[1]	353	343
	Valvoline, Inc. 3.625% 6/15/2031[1]	410	337
	Venator Finance SARL 9.50% 7/1/2025[1]	1,538	1,115

American Funds Insurance Series	233

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Venator Finance SARL 5.75% 7/15/2025[1]	USD3,501	$1,201
	W. R. Grace Holdings, LLC 5.625% 8/15/2029[1]	440	356
	Warrior Met Coal, Inc. 7.875% 12/1/2028[1]	1,680	1,658

			82,682

Health care 9.93%	1375209 BC, Ltd. 9.00% 1/30/2028[1]	720	705
	AdaptHealth, LLC 5.125% 3/1/2030[1]	625	533
	Avantor Funding, Inc. 4.625% 7/15/2028[1]	2,380	2,167
	Avantor Funding, Inc. 3.875% 11/1/2029[1]	500	420
	Bausch Health Americas, Inc. 9.25% 4/1/2026[1]	1,789	1,255
	Bausch Health Americas, Inc. 8.50% 1/31/2027[1]	252	132
	Bausch Health Companies, Inc. 9.00% 12/15/2025[1]	1,591	1,258
	Bausch Health Companies, Inc. 6.125% 2/1/2027[1]	245	169
	Bausch Health Companies, Inc. 5.75% 8/15/2027[1]	865	590
	Bausch Health Companies, Inc. 7.00% 1/15/2028[1]	413	200
	Bausch Health Companies, Inc. 5.00% 1/30/2028[1]	1,357	653
	Bausch Health Companies, Inc. 4.875% 6/1/2028[1]	3,390	2,163
	Bausch Health Companies, Inc. 5.00% 2/15/2029[1]	310	149
	Bausch Health Companies, Inc. 7.25% 5/30/2029[1]	340	165
	Bausch Health Companies, Inc. 5.25% 1/30/2030[1]	1,712	824
	Bausch Health Companies, Inc. 14.00% 10/15/2030[1]	550	329
	Bausch Health Companies, Inc. 5.25% 2/15/2031[1]	3,762	1,828
	Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]	290	270
	Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]	285	227
	Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]	1,310	1,036
	Centene Corp. 4.25% 12/15/2027	344	323
	Centene Corp. 2.45% 7/15/2028	2,255	1,908
	Centene Corp. 4.625% 12/15/2029	2,035	1,864
	Centene Corp. 3.375% 2/15/2030	422	358
	Centene Corp. 3.00% 10/15/2030	720	592
	Centene Corp. 2.50% 3/1/2031	1,245	977
	Centene Corp. 2.625% 8/1/2031	400	315
	Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]	561	518
	Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]	680	602
	Charles River Laboratories International, Inc. 4.00% 3/15/2031[1]	400	347
	Community Health Systems, Inc. 8.00% 3/15/2026[1]	580	529
	Community Health Systems, Inc. 5.625% 3/15/2027[1]	1,645	1,414
	Community Health Systems, Inc. 6.00% 1/15/2029[1]	348	292
	Community Health Systems, Inc. 6.875% 4/15/2029[1]	240	124
	Community Health Systems, Inc. 5.25% 5/15/2030[1]	1,370	1,035
	Community Health Systems, Inc. 4.75% 2/15/2031[1]	100	73
	DaVita, Inc. 4.625% 6/1/2030[1]	850	686
	Encompass Health Corp. 4.50% 2/1/2028	496	451
	Encompass Health Corp. 4.75% 2/1/2030	285	251
	Endo DAC 6.00% 6/30/2028[1,2]	2,313	127
	Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/2027[1,2]	311	44
	Endo International PLC 5.875% 10/15/2024[1]	520	413
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[1]	660	502
	Grifols Escrow Issuer SA 4.75% 10/15/2028[1]	630	545
	HCA, Inc. 5.625% 9/1/2028	1,300	1,295
	HCA, Inc. 5.875% 2/1/2029	255	255
	HCA, Inc. 3.50% 9/1/2030	1,215	1,051
	HCA, Inc. 4.625% 3/15/2052[1]	233	182
	HCA, Inc. 7.50% 11/15/2095	250	269
	HealthEquity, Inc. 4.50% 10/1/2029[1]	600	525
	IMS Health Holdings, Inc. 5.00% 10/15/2026[1]	823	788
	Jazz Securities DAC 4.375% 1/15/2029[1]	461	412
	Mallinckrodt PLC 10.00% 4/15/2025[1]	939	808
	Minerva Merger Sub, Inc. 6.50% 2/15/2030[1]	640	473

234	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Molina Healthcare, Inc. 4.375% 6/15/2028[1]	USD1,055	$965
	Molina Healthcare, Inc. 3.875% 11/15/2030[1]	2,309	1,960
	Molina Healthcare, Inc. 3.875% 5/15/2032[1]	2,275	1,893
	Mozart Debt Merger Sub, Inc. 3.875% 4/1/2029[1]	220	178
	Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[1]	1,425	1,134
	Option Care Health, Inc. 4.375% 10/31/2029[1]	290	254
	Organon Finance 1, LLC 4.125% 4/30/2028[1]	535	475
	Owens & Minor, Inc. 4.375% 12/15/2024	1,185	1,147
	Owens & Minor, Inc. 4.50% 3/31/2029[1]	1,145	914
	Owens & Minor, Inc. 6.625% 4/1/2030[1]	675	581
	Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]	4,665	3,555
	Radiology Partners, Inc. 9.25% 2/1/2028[1]	1,873	1,054
	Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[4,5]	95	80
	RP Escrow Issuer, LLC 5.25% 12/15/2025[1]	1,175	899
	Select Medical Holdings Corp. 6.25% 8/15/2026[1]	554	528
	Surgery Center Holdings 10.00% 4/15/2027[1]	244	249
	Syneos Health, Inc. 3.625% 1/15/2029[1]	530	423
	Team Health Holdings, Inc. 6.375% 2/1/2025[1]	704	407
	Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/2027[4,5]	276	209
	Tenet Healthcare Corp. 4.625% 7/15/2024	130	127
	Tenet Healthcare Corp. 4.875% 1/1/2026[1]	5,600	5,307
	Tenet Healthcare Corp. 6.25% 2/1/2027[1]	500	481
	Tenet Healthcare Corp. 5.125% 11/1/2027[1]	265	247
	Tenet Healthcare Corp. 4.625% 6/15/2028[1]	890	798
	Tenet Healthcare Corp. 6.125% 10/1/2028[1]	740	664
	Tenet Healthcare Corp. 4.25% 6/1/2029[1]	990	859
	Tenet Healthcare Corp. 4.375% 1/15/2030[1]	1,340	1,162
	Tenet Healthcare Corp. 6.875% 11/15/2031	100	90
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	3,379	3,319
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	1,984	1,976
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	3,314	2,905
	Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027	570	516
	Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028	1,888	1,845
	Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029	6,865	6,123
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	412	253
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]	4,190	3,568

			82,566

Industrials 8.97%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]	990	954
	ADT Security Corp. 4.125% 8/1/2029[1]	200	170
	Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]	1,235	1,017
	Ashtead Capital, Inc. 5.50% 8/11/2032[1]	600	576
	Atkore, Inc. 4.25% 6/1/2031[1]	385	331
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[4,5]	2,899	2,813
	ATS Automation Tooling Systems, Inc. 4.125% 12/15/2028[1]	275	238
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]	885	802
	Avis Budget Group, Inc. 5.375% 3/1/2029[1]	1,215	1,041
	Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]	660	647
	Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]	2,098	1,680
	BlueLinx Holdings, Inc. 6.00% 11/15/2029[1]	500	416
	Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/2023[1]	132	132
	Bombardier, Inc. 7.50% 3/15/2025[1]	593	588
	Bombardier, Inc. 7.125% 6/15/2026[1]	3,395	3,300
	Bombardier, Inc. 7.875% 4/15/2027[1]	3,978	3,867
	Bombardier, Inc. 6.00% 2/15/2028[1]	1,335	1,236
	Bombardier, Inc. 7.45% 5/1/2034[1]	450	452

American Funds Insurance Series	235

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Builders FirstSource, Inc. 4.25% 2/1/2032[1]	USD735	$597
	BWX Technologies, Inc. 4.125% 6/30/2028[1]	515	464
	BWX Technologies, Inc. 4.125% 4/15/2029[1]	1,005	881
	Chart Industries, Inc. 7.50% 1/1/2030[1]	523	526
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]	1,595	1,384
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]	1,265	1,077
	Clean Harbors, Inc. 4.875% 7/15/2027[1]	766	727
	CoreLogic, Inc. 4.50% 5/1/2028[1]	4,279	3,288
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[4,5]	660	480
	Covanta Holding Corp. 4.875% 12/1/2029[1]	1,295	1,063
	Covanta Holding Corp. 5.00% 9/1/2030	1,590	1,287
	Dun & Bradstreet Corp. 5.00% 12/15/2029[1]	1,585	1,358
	Garda World Security Corp. 6.00% 6/1/2029[1]	150	122
	GFL Environmental, Inc. 3.50% 9/1/2028[1]	765	673
	Harsco Corp. 5.75% 7/31/2027[1]	700	554
	Herc Holdings, Inc. 5.50% 7/15/2027[1]	200	187
	Howmet Aerospace, Inc. 5.95% 2/1/2037	150	146
	Icahn Enterprises Finance Corp. 4.75% 9/15/2024	1,080	1,038
	Icahn Enterprises, LP 5.25% 5/15/2027	277	254
	Icahn Enterprises, LP 4.375% 2/1/2029	675	572
	JELD-WEN Holding, Inc. 4.875% 12/15/2027[1]	543	410
	LABL Escrow Issuer, LLC 6.75% 7/15/2026[1]	450	425
	LABL Escrow Issuer, LLC 10.50% 7/15/2027[1]	1,310	1,221
	LSC Communications, Inc. 8.75% 10/15/2023[1,2,3]	8,933	27
	LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,3,4,5]	301	1
	Masonite International Corp. 3.50% 2/15/2030[1]	530	429
	MasTec, Inc. 4.50% 8/15/2028[1]	460	413
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]	3,543	3,530
	Mueller Water Products, Inc. 4.00% 6/15/2029[1]	275	242
	Park River Holdings, Inc. 5.625% 2/1/2029[1]	775	517
	PGT Innovations, Inc. 4.375% 10/1/2029[1]	1,125	943
	Pitney Bowes, Inc. 6.875% 3/15/2027[1]	600	514
	PM General Purchaser, LLC 9.50% 10/1/2028[1]	2,428	1,855
	Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]	475	411
	Prime Security Services Borrower, LLC 6.25% 1/15/2028[1]	627	572
	R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]	375	351
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]	170	147
	Rolls-Royce PLC 5.75% 10/15/2027[1]	720	687
	Sensata Technologies, Inc. 3.75% 2/15/2031[1]	500	412
	SkyMiles IP, Ltd. 4.75% 10/20/2028[1]	1,975	1,859
	Spirit AeroSystems, Inc. 4.60% 6/15/2028	1,410	1,141
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]	980	1,033
	SRS Distribution, Inc. 4.625% 7/1/2028[1]	480	426
	Stericycle, Inc. 5.375% 7/15/2024[1]	1,135	1,120
	Stericycle, Inc. 3.875% 1/15/2029[1]	940	821
	The Brink’s Co. 4.625% 10/15/2027[1]	719	659
	The Hertz Corp. 5.00% 12/1/2029[1]	380	289
	Titan International, Inc. 7.00% 4/30/2028	750	709
	TransDigm, Inc. 6.25% 3/15/2026[1]	1,638	1,619
	TransDigm, Inc. 6.875% 5/15/2026	460	450
	TransDigm, Inc. 6.375% 6/15/2026	240	234
	TransDigm, Inc. 5.50% 11/15/2027	855	805
	TransDigm, Inc. 4.625% 1/15/2029	155	137
	TransDigm, Inc. 4.875% 5/1/2029	220	192
	Triumph Group, Inc. 8.875% 6/1/2024[1]	633	645
	Triumph Group, Inc. 6.25% 9/15/2024[1]	4,812	4,569
	Triumph Group, Inc. 7.75% 8/15/2025	1,260	1,074
	Uber Technologies, Inc. 8.00% 11/1/2026[1]	498	501
	United Airlines, Inc. 4.375% 4/15/2026[1]	285	265
	United Airlines, Inc. 4.625% 4/15/2029[1]	505	441

236	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	United Rentals, Inc. 4.875% 1/15/2028	USD680	$646
	United Rentals, Inc. 6.00% 12/15/2029[1]	910	906
	United Rentals, Inc. 3.875% 2/15/2031	525	441
	United Rentals, Inc. 3.75% 1/15/2032	450	368
	Vertical U.S. Newco, Inc. 5.25% 7/15/2027[1]	1,495	1,330
	WESCO Distribution, Inc. 7.125% 6/15/2025[1]	675	685
	WESCO Distribution, Inc. 7.25% 6/15/2028[1]	825	837
	Western Global Airlines, LLC 10.375% 8/15/2025[1]	475	357

			74,604

Financials 7.26%	Advisor Group Holdings, LLC 6.25% 3/1/2028[1]	2,191	2,017
	AG Merger Sub II, Inc. 10.75% 8/1/2027[1]	3,800	3,852
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]	1,058	1,069
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]	890	798
	Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]	1,741	1,569
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]	1,560	1,285
	AmWINS Group, Inc. 4.875% 6/30/2029[1]	1,260	1,070
	Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]	2,875	2,379
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[4,5]	1,245	1,096
	AssuredPartners, Inc. 8.00% 5/15/2027[1]	437	419
	AssuredPartners, Inc. 5.625% 1/15/2029[1]	365	301
	Blackstone Private Credit Fund 7.05% 9/29/2025[1]	640	636
	BroadStreet Partners, Inc. 5.875% 4/15/2029[1]	575	490
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]	1,115	972
	Coinbase Global, Inc. 3.375% 10/1/2028[1]	1,320	699
	Coinbase Global, Inc. 3.625% 10/1/2031[1]	1,090	526
	Compass Diversified Holdings 5.25% 4/15/2029[1]	4,150	3,557
	Compass Diversified Holdings 5.00% 1/15/2032[1]	1,230	979
	Credit Acceptance Corp. 5.125% 12/31/2024[1]	275	259
	Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,4,5]	823	715
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,4]	1,097	879
	FS Energy and Power Fund 7.50% 8/15/2023[1]	2,784	2,793
	Hightower Holding, LLC 6.75% 4/15/2029[1]	905	761
	HUB International, Ltd. 7.00% 5/1/2026[1]	2,080	2,040
	HUB International, Ltd. 5.625% 12/1/2029[1]	240	210
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]	725	603
	JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]	160	132
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[7]	490	468
	LPL Holdings, Inc. 4.625% 11/15/2027[1]	1,592	1,490
	LPL Holdings, Inc. 4.00% 3/15/2029[1]	1,900	1,656
	LPL Holdings, Inc. 4.375% 5/15/2031[1]	1,135	967
	MGIC Investment Corp. 5.25% 8/15/2028	525	485
	MSCI, Inc. 4.00% 11/15/2029[1]	900	785
	MSCI, Inc. 3.625% 9/1/2030[1]	66	55
	MSCI, Inc. 3.875% 2/15/2031[1]	1,450	1,208
	MSCI, Inc. 3.625% 11/1/2031[1]	2,055	1,702
	MSCI, Inc. 3.25% 8/15/2033[1]	945	731
	National Financial Partners Corp. 6.875% 8/15/2028[1]	739	611
	Navient Corp. 5.50% 1/25/2023	684	684
	Navient Corp. 6.125% 3/25/2024	1,047	1,027
	Navient Corp. 5.875% 10/25/2024	1,405	1,362
	Navient Corp. 6.75% 6/25/2025	550	529
	Navient Corp. 6.75% 6/15/2026	640	608
	Navient Corp. 5.00% 3/15/2027	2,883	2,529
	Navient Corp. 4.875% 3/15/2028	320	264
	Navient Corp. 5.50% 3/15/2029	2,280	1,864
	Navient Corp. 5.625% 8/1/2033	1,478	1,056
	OneMain Finance Corp. 3.875% 9/15/2028	206	164

American Funds Insurance Series	237

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	OneMain Holdings, Inc. 7.125% 3/15/2026	USD1,335	$1,272
	Owl Rock Capital Corp. 3.75% 7/22/2025	600	555
	Owl Rock Capital Corp. 3.40% 7/15/2026	290	254
	Owl Rock Capital Corp. II 4.625% 11/26/2024[1]	450	428
	Owl Rock Capital Corp. III 3.125% 4/13/2027	600	495
	Owl Rock Core Income Corp. 4.70% 2/8/2027	800	722
	Oxford Finance, LLC 6.375% 2/1/2027[1]	1,893	1,764
	Quicken Loans, LLC 3.625% 3/1/2029[1]	455	361
	Rocket Mortgage, LLC 2.875% 10/15/2026[1]	520	447
	Ryan Specialty Group, LLC 4.375% 2/1/2030[1]	615	533
	Springleaf Finance Corp. 6.125% 3/15/2024	367	356
	Springleaf Finance Corp. 6.625% 1/15/2028	340	314
	Starwood Property Trust, Inc. 4.375% 1/15/2027[1]	570	500

			60,352

Information technology 4.50%	Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[4,5]	270	239
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[4,5]	3,899	2,932
	Black Knight, Inc. 3.625% 9/1/2028[1]	410	357
	Block, Inc. 2.75% 6/1/2026	1,455	1,302
	Block, Inc. 3.50% 6/1/2031	1,570	1,255
	BMC Software, Inc. 7.125% 10/2/2025[1]	180	175
	BMC Software, Inc. 9.125% 3/1/2026[1]	240	227
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[4,5]	1,170	1,080
	Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]	450	399
	Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]	580	511
	CDK Global, Inc. 7.25% 6/15/2029[1]	1,460	1,430
	Ciena Corp. 4.00% 1/31/2030[1]	440	388
	CommScope Finance, LLC 6.00% 3/1/2026[1]	430	398
	CommScope Finance, LLC 8.25% 3/1/2027[1]	360	280
	CommScope Technologies, LLC 6.00% 6/15/2025[1]	380	347
	CommScope Technologies, LLC 5.00% 3/15/2027[1]	220	150
	Condor Merger Sub, Inc. 7.375% 2/15/2030[1]	400	322
	Diebold Nixdorf, Inc. 9.375% 7/15/2025[1]	7,523	5,380
	Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,3,6]	1,324	797
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,4,5]	2,084	1,404
	Elastic NV 4.125% 7/15/2029[1]	350	283
	Entegris Escrow Corp. 4.75% 4/15/2029[1]	790	722
	Fair Isaac Corp. 4.00% 6/15/2028[1]	1,195	1,087
	Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[4,5]	EUR846	783
	Gartner, Inc. 4.50% 7/1/2028[1]	USD2,098	1,960
	Gartner, Inc. 3.625% 6/15/2029[1]	154	135
	Gartner, Inc. 3.75% 10/1/2030[1]	1,001	864
	GoDaddy Operating Co. 5.25% 12/1/2027[1]	390	370
	GoDaddy Operating Co. 3.50% 3/1/2029[1]	210	176
	Imola Merger Corp. 4.75% 5/15/2029[1]	300	261
	MicroStrategy, Inc. 6.125% 6/15/2028[1]	325	233
	MoneyGram International, Inc. 5.375% 8/1/2026[1]	875	888
	NCR Corp. 5.125% 4/15/2029[1]	1,759	1,474
	NortonLifeLock, Inc. 7.125% 9/30/2030[1]	255	251
	Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[4,5]	355	347
	Rocket Software, Inc. 6.50% 2/15/2029[1]	455	359
	Sabre GLBL, Inc. 7.375% 9/1/2025[1]	133	128
	Sabre GLBL, Inc. 11.25% 12/15/2027[1]	877	904
	Sabre Holdings Corp. 9.25% 4/15/2025[1]	1,152	1,149
	Synaptics, Inc. 4.00% 6/15/2029[1]	375	316
	Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[4,5]	1,255	1,117
	UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/2026[4,5]	465	443
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[4,5]	1,970	1,820

238	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Unisys Corp. 6.875% 11/1/2027[1]	USD1,385	$ 1,065
	VeriSign, Inc. 5.25% 4/1/2025	132	132
	Veritas US, Inc. 7.50% 9/1/2025[1]	285	197
	Viavi Solutions, Inc. 3.75% 10/1/2029[1]	230	194
	Xerox Corp. 5.50% 8/15/2028[1]	435	349

			37,380

Consumer staples 4.14%	Albertsons Companies, Inc. 4.625% 1/15/2027[1]	1,060	987
	Albertsons Companies, Inc. 5.875% 2/15/2028[1]	190	181
	Albertsons Companies, Inc. 3.50% 3/15/2029[1]	3,468	2,917
	Albertsons Companies, Inc. 4.875% 2/15/2030[1]	615	550
	B&G Foods, Inc. 5.25% 4/1/2025	1,377	1,210
	B&G Foods, Inc. 5.25% 9/15/2027	2,093	1,608
	Central Garden & Pet Co. 4.125% 10/15/2030	600	494
	Central Garden & Pet Co. 4.125% 4/30/2031[1]	1,005	833
	Coty, Inc. 5.00% 4/15/2026[1]	700	665
	Coty, Inc. 6.50% 4/15/2026[1]	460	442
	Coty, Inc. 4.75% 1/15/2029[1]	1,260	1,142
	Darling Ingredients, Inc. 5.25% 4/15/2027[1]	329	317
	Darling Ingredients, Inc. 6.00% 6/15/2030[1]	1,205	1,180
	Edgewell Personal Care Co. 5.50% 6/1/2028[1]	275	258
	Energizer Holdings, Inc. 4.375% 3/31/2029[1]	545	463
	Ingles Markets, Inc. 4.00% 6/15/2031[1]	345	291
	Kraft Heinz Company 3.875% 5/15/2027	275	263
	Kraft Heinz Company 4.375% 6/1/2046	306	250
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]	1,953	1,692
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]	3,040	2,504
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]	2,615	2,313
	Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]	715	626
	Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[4,5]	784	753
	Performance Food Group, Inc. 5.50% 10/15/2027[1]	705	666
	Performance Food Group, Inc. 4.25% 8/1/2029[1]	483	419
	Post Holdings, Inc. 5.625% 1/15/2028[1]	1,199	1,130
	Post Holdings, Inc. 5.50% 12/15/2029[1]	811	736
	Post Holdings, Inc. 4.625% 4/15/2030[1]	3,355	2,901
	Post Holdings, Inc. 4.50% 9/15/2031[1]	1,350	1,137
	Prestige Brands International, Inc. 5.125% 1/15/2028[1]	103	97
	Prestige Brands International, Inc. 3.75% 4/1/2031[1]	1,275	1,053
	Simmons Foods, Inc. 4.625% 3/1/2029[1]	993	810
	TreeHouse Foods, Inc. 4.00% 9/1/2028	1,415	1,205
	United Natural Foods, Inc. 6.75% 10/15/2028[1]	2,030	1,954
	US Foods, Inc. 4.625% 6/1/2030[1]	460	406

			34,453

Real estate 3.45%	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]	2,213	1,677
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]	957	699
	Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]	1,304	1,193
	Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]	194	162
	Forestar Group, Inc. 3.85% 5/15/2026[1]	465	408
	Forestar Group, Inc. 5.00% 3/1/2028[1]	92	79
	Hospitality Properties Trust 4.35% 10/1/2024	145	132
	Howard Hughes Corp. 5.375% 8/1/2028[1]	1,447	1,306
	Howard Hughes Corp. 4.125% 2/1/2029[1]	2,043	1,714
	Howard Hughes Corp. 4.375% 2/1/2031[1]	2,258	1,830
	Iron Mountain, Inc. 4.875% 9/15/2027[1]	1,616	1,489
	Iron Mountain, Inc. 5.25% 3/15/2028[1]	1,214	1,119
	Iron Mountain, Inc. 5.00% 7/15/2028[1]	367	330

American Funds Insurance Series	239

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Iron Mountain, Inc. 5.25% 7/15/2030[1]	USD2,880	$ 2,509
	Iron Mountain, Inc. 4.50% 2/15/2031[1]	950	783
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	2,505	1,989
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	2,545	1,944
	Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031	2,050	1,546
	Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]	740	697
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]	1,429	1,203
	Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]	100	81
	Medical Properties Trust, Inc. 5.00% 10/15/2027	638	538
	Medical Properties Trust, Inc. 3.50% 3/15/2031	239	164
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]	820	695
	RHP Hotel Properties, LP 4.50% 2/15/2029[1]	535	462
	RLJ Lodging Trust, LP 4.00% 9/15/2029[1]	800	650
	VICI Properties, LP 3.50% 2/15/2025[1]	261	247
	VICI Properties, LP 4.625% 6/15/2025[1]	620	595
	VICI Properties, LP 3.875% 2/15/2029[1]	1,111	975
	VICI Properties, LP 4.625% 12/1/2029[1]	184	168
	VICI Properties, LP 4.125% 8/15/2030[1]	330	289
	WeWork Companies, LLC 5.00% 7/10/2025[1]	2,985	992

			28,665

Utilities 3.20%	AmeriGas Partners, LP 5.875% 8/20/2026	80	76
	AmeriGas Partners, LP 5.75% 5/20/2027	324	302
	Calpine Corp. 4.50% 2/15/2028[1]	150	134
	Calpine Corp. 5.125% 3/15/2028[1]	518	463
	Calpine Corp. 3.75% 3/1/2031[1]	500	403
	DPL, Inc. 4.125% 7/1/2025	555	522
	Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	1,155	1,113
	FirstEnergy Corp. 2.65% 3/1/2030	624	510
	FirstEnergy Corp. 2.25% 9/1/2030	980	780
	FirstEnergy Corp. 7.375% 11/15/2031	337	380
	FirstEnergy Corp. 3.40% 3/1/2050	510	337
	FirstEnergy Corp., Series C, 5.35% 7/15/2047[7]	475	425
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]	265	232
	FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]	100	81
	NextEra Energy Partners, LP 4.25% 7/15/2024[1]	122	118
	NRG Energy, Inc. 3.625% 2/15/2031[1]	845	644
	Pacific Gas and Electric Co. 5.45% 6/15/2027	335	331
	Pacific Gas and Electric Co. 2.10% 8/1/2027	116	99
	Pacific Gas and Electric Co. 3.30% 12/1/2027	124	110
	Pacific Gas and Electric Co. 3.75% 7/1/2028	10	9
	Pacific Gas and Electric Co. 4.55% 7/1/2030	213	194
	Pacific Gas and Electric Co. 2.50% 2/1/2031	393	306
	Pacific Gas and Electric Co. 3.25% 6/1/2031	107	87
	Pacific Gas and Electric Co. 3.30% 8/1/2040	280	190
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,000	625
	PG&E Corp. 5.00% 7/1/2028	3,150	2,881
	PG&E Corp. 5.25% 7/1/2030	3,040	2,771
	Talen Energy Corp. 10.50% 1/15/2026[1,2]	2,987	1,434
	Talen Energy Corp. 7.25% 5/15/2027[1]	5,189	5,395
	Talen Energy Corp. 6.625% 1/15/2028[1]	130	133
	Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[4,5]	3,085	3,116
	Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[4,5]	500	508
	Talen Energy Supply, LLC 7.625% 6/1/2028[1]	489	511

240	American Funds Insurance Series

American High-Income Trust  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Targa Resources Partners, LP 4.00% 1/15/2032	USD190	$ 160
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]	1,190	1,043
	Vistra Operations Co., LLC 3.55% 7/15/2024[1]	231	222

			26,645

	Total corporate bonds, notes & loans		736,042

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,3]	712	630

	Total bonds, notes & other debt instruments (cost: $842,910,000)		736,672

Convertible bonds & notes 0.06%
Communication services 0.05%	DISH DBS Corp., convertible notes, 3.375% 8/15/2026	635	399

Energy 0.01%	Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]	79	79

	Total convertible bonds & notes (cost: $720,000)		478

Convertible stocks 0.11%		Shares
Utilities 0.06%	PG&E Corp., convertible preferred units, 5.50% 8/16/2023	3,350	483

Financials 0.05%	2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[1]	411	472

	Total convertible stocks (cost: $657,000)		955

Common stocks 4.45%
Health care 2.60%	Rotech Healthcare, Inc.[3,8,9]	201,793	21,591

Energy 1.15%	Chesapeake Energy Corp.	29,829	2,815
	Weatherford International[8]	33,659	1,714
	Ascent Resources - Utica, LLC, Class A3,8,9	6,297,894	1,260
	Denbury, Inc.[8]	13,380	1,164
	Diamond Offshore Drilling, Inc.[8]	110,972	1,154
	California Resources Corp.	17,202	748
	Constellation Oil Services Holding SA, Class B-1[3,8]	3,449,949	380
	Altera Infrastructure, LP3,8	3,550	282
	McDermott International, Ltd.[8]	82,509	26
	Mesquite Energy, Inc.[3,8]	3,558	21
	Bighorn Permian Resources, LLC[3]	2,894	–	[10]

			9,564

Financials 0.32%	Jonah Energy Parent, LLC[3]	38,716	2,289
	Navient Corp.	20,000	329

			2,618

American Funds Insurance Series	241

American High-Income Trust  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary 0.29%	NMG Parent, LLC[8]	9,965	$ 1,520
	MYT Holding Co., Class B3,8	608,846	913

			2,433

Information technology 0.05%	MoneyGram International, Inc.[8]	41,400	451

Communication services 0.04%	Intelsat SA3,8	8,164	196
	iHeartMedia, Inc., Class A8	22,639	139

			335

	Total common stocks (cost: $13,251,000)		36,992

Preferred securities 0.32%
Consumer discretionary 0.27%	MYT Holdings, LLC, Series A, 10.00% preferred shares[3,8]	2,095,904	2,201

Industrials 0.05%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,8]	1,022	428

	Total preferred securities (cost: $2,933,000)		2,629

Rights & warrants 0.10%
Consumer discretionary 0.10%	NMG Parent, LLC, warrants, expire 9/24/2027[8]	27,111	826

Communication services 0.00%	Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
	Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6

			12

	Total rights & warrants (cost: $173,000)		838

Short-term securities 4.64%
Money market investments 4.64%
	Capital Group Central Cash Fund 4.31%[11,12]	385,690	38,565

	Total short-term securities (cost: $38,557,000)		38,565

	Total investment securities 98.27% (cost: $899,201,000)		817,129

	Other assets less liabilities 1.73%		14,425

	Net assets 100.00%		$831,554

242	American Funds Insurance Series

American High-Income Trust  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)

5 Year U.S. Treasury Note Futures	Long	63	March 2023	USD6,799	$(98)
10 Year U.S. Treasury Note Futures	Short	14	March 2023	(1,572)	10
30 Year Ultra U.S. Treasury Bond Futures	Short	1	March 2023	(134)	– [10]

					$(88)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)		Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)

CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD8,050		$(50)	$104	$(154)

Investments in affiliates[12]

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11]	$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610

Restricted securities[9]

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.[3,8]	9/26/2013	$4,331	$21,591	2.60%
Ascent Resources - Utica, LLC, Class A3,8	11/15/2016	302	1,260	.15

Total		$4,633	$22,851	2.75%

American Funds Insurance Series	243

American High-Income Trust  (continued)

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.

[2]	Scheduled interest and/or principal payment was not received.
[3]	Value determined using significant unobservable inputs.
[4]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.

[5]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Security did not produce income during the last 12 months.
[9]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.

[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 12/31/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations
CME = CME Group
CVR = Contingent Value Rights
DAC = Designated Activity Company
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
LIBOR = London Interbank Offered Rate
PIK = Payment In Kind
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing
Rate USD = U.S. dollars

Refer to the notes to financial statements.

244	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%		Principal amount (000)		Value (000)

Mortgage-backed obligations 80.19%
Federal agency mortgage-backed obligations 77.35%	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	–2	$–	[2]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	2		2
	Fannie Mae Pool #256583 5.00% 12/1/2036[1]	32		32
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	2		2
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	8		8
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]	19		16
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	7		6
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]	7		7
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	5		5
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	370		312
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	2		2
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	530		447
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	4		4
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	120		102
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	2		2
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	2		2
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	374		346
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	11
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	39		37
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	20		19
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	27		25
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	8		8
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	5		5
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	98		91
	Fannie Mae Pool #CA5496 3.00% 4/1/2050[1,3]	1,215		1,089
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]	54		46
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]	560		482
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	126		109
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	82		70
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	13		10
	Fannie Mae Pool #CA8955 2.50% 2/1/2051[1]	66		57
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]	116		95
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	1		1
	Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]	211		188
	Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]	278		247
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	28		24
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	450		382
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	3		2
	Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]	464		397
	Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	230		197
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]	764		653
	Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]	295		251
	Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]	247		212
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	100		89
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	280		248
	Fannie Mae Pool #BV3870 2.50% 2/1/2052[1]	405		344
	Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]	380		325
	Fannie Mae Pool #BV8569 2.50% 4/1/2052[1]	1,274		1,081
	Fannie Mae Pool #MA4578 2.50% 4/1/2052[1]	204		173
	Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]	179		152
	Fannie Mae Pool #BW0004 3.50% 7/1/2052[1]	300		273
	Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]	22		20
	Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]	1,967		1,847
	Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]	28		26
	Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]	24		22
	Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]	21		20
	Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]	20		18
	Fannie Mae Pool #BW9823 4.50% 9/1/2052[1]	45		44

American Funds Insurance Series	245

American Funds Mortgage Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB5208 5.00% 9/1/2052[1]	USD599	$ 591
	Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]	77	72
	Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]	58	54
	Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]	48	45
	Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]	21	20
	Fannie Mae Pool #BW7795 4.50% 10/1/2052[1]	477	460
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]	4	4
	Fannie Mae Pool #BW7121 5.00% 10/1/2052[1]	577	570
	Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]	203	200
	Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]	38	34
	Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]	575	540
	Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]	22	21
	Fannie Mae Pool #BX1516 4.50% 11/1/2052[1]	469	452
	Fannie Mae Pool #MA4841 5.00% 12/1/2052[1]	1,000	987
	Fannie Mae Pool #MA4866 4.00% 1/1/2053[1]	68	64
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]	495	489
	Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]	146	134
	Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]	173	159
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	53	46
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	56	54
	Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]	1	1
	Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]	2	2
	Freddie Mac Pool #A18781 5.00% 3/1/2034[1]	623	637
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	102	86
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	94	79
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	597	504
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	1	1
	Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]	39	38
	Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]	23	22
	Freddie Mac Pool #760014 2.74% 8/1/2045[1,4]	335	324
	Freddie Mac Pool #760015 2.561% 1/1/2047[1,4]	63	60
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	18	17
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	28	26
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	20	19
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	19	18
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]	10	9
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	28	27
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	51	51
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	28	27
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	20	20
	Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,3]	1,531	1,360
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	19	18
	Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	160	143
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	597	488
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	2	2
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	3	3
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	327	268
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	80	65
	Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]	1,100	947
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	68	58
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	396	338
	Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]	196	179
	Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]	404	361
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]	1,203	1,113
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	9	9
	Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]	3,355	2,879
	Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]	325	289
	Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]	197	168
	Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]	1,523	1,430
	Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]	18	17
	Freddie Mac Pool #SD8238 4.50% 8/1/2052[1]	10	10

246	American Funds Insurance Series

American Funds Mortgage Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	USD651	$ 612
	Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]	23	21
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	715	706
	Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]	22	21
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]	14	13
	Freddie Mac Pool #SD8264 3.50% 11/1/2052[1]	1,232	1,121
	Freddie Mac Pool #SD8273 3.50% 11/1/2052[1]	124	112
	Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]	35	33
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	407	400
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]	920	944
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]	1,793	1,728
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]	55	54
	Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]	210	197
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	132	130
	Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]	200	205
	Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]	207	196
	Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]	1,767	1,671
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]	134	126
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	101	91
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	209	194
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]	155	145
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	112	98
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	147	140
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	31	28
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	18	17
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]	306	293
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	14	13
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	469	453
	Government National Mortgage Assn. 2.00% 1/1/2053[1,5]	174	146
	Government National Mortgage Assn. 2.50% 1/1/2053[1,5]	207	180
	Government National Mortgage Assn. 3.00% 1/1/2053[1,5]	388	346
	Government National Mortgage Assn. 3.50% 1/1/2053[1,5]	178	163
	Government National Mortgage Assn. 5.00% 1/1/2053[1,5]	7,330	7,264
	Government National Mortgage Assn. 5.50% 1/1/2053[1,5]	1,198	1,205
	Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]	693	678
	Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]	510	488
	Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]	54	52
	Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]	526	502
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	81	86
	Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]	83	79
	Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]	169	170
	Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]	12	12
	Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]	83	84
	Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]	131	119
	Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]	198	182
	Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]	90	84
	Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]	1,034	997
	Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]	800	777
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]	140	133
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]	1,852	1,798

American Funds Insurance Series	247

American Funds Mortgage Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	USD100	$97
	Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/2065[1]	195	192
	Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/2065[1]	65	64
	Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]	128	126
	Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/2066[1]	519	510
	Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]	1	1
	Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,5]	125	122
	Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,5]	1,191	969
	Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,5]	1,882	1,812
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,5]	4,837	4,851
	Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,5]	1,958	1,988
	Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,5]	3,690	3,780
	Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,5]	130	122
	Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,5]	1,132	1,148

			68,880

Collateralized mortgage-backed obligations (privately originated) 1.79%	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,4,6]	74	72
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]	95	89
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]	306	291
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]	181	171
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]	87	74
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[1,4,6]	159	137
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]	28	24
	GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]	212	171
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,4,6]	175	169
	Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/2056[1,4,6]	38	37
	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]	138	111
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]	95	89
	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]	100	97
	Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/2055[1,4,6]	10	10
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]	41	41
	Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/2057[1,4,6]	10	10

			1,593

Commercial mortgage-backed securities 1.05%	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,4,6]	100	98
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,4,6]	100	99
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,4,6]	606	578
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,4,6]	164	158

			933

	Total mortgage-backed obligations		71,406

U.S. Treasury bonds & notes 12.04%
U.S. Treasury inflation-protected securities 10.83%	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[7]	714	713
	U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[7]	355	352
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[7]	522	516
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[3,7]	3,621	3,546
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]	2,024	1,970
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]	658	637
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]	107	104

248	American Funds Insurance Series

American Funds Mortgage Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	USD65	$ 61
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]	1,202	1,067
	U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]	426	357
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]	385	322

			9,645

U.S. Treasury 1.21%	U.S. Treasury 0.875% 1/31/2024	10	9
	U.S. Treasury 1.25% 8/15/2031	443	360
	U.S. Treasury 1.875% 2/15/2032	10	8
	U.S. Treasury 1.875% 2/15/2041[3]	690	489
	U.S. Treasury 2.375% 2/15/2042	150	115
	U.S. Treasury 3.25% 5/15/2042	60	53
	U.S. Treasury 1.875% 11/15/2051	65	41

			1,075

	Total U.S. Treasury bonds & notes		10,720

Asset-backed obligations 2.68%
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[1,4,6]	250	247
	Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]	54	50
	Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]	54	51
	Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]	540	545
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]	286	256
	CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,6]	67	66
	Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]	86	79
	Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]	116	101
	Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]	215	183
	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]	193	171
	Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,4,6]	160	155
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]	530	449
	Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/2025[1]	35	35

			2,388

	Total bonds, notes & other debt instruments (cost: $87,116,000)		84,514

Short-term securities 25.67%	Weighted average yield at acquisition

Commercial paper 14.04%
Chariot Funding, LLC 1/27/2023[6]	4.150%	2,000	1,993
Citigroup Global Markets, Inc. 2/21/2023[6]	4.580	2,000	1,987
Henkel of America, Inc. 2/1/2023[6]	4.300	2,000	1,992
Honeywell International, Inc. 2/1/2023[6]	4.100	2,000	1,992
Johnson & Johnson 1/30/2023[6]	4.190	1,000	996
Procter & Gamble Co. 2/9/2023[6]	4.300	500	498
Procter & Gamble Co. 2/10/2023[6]	4.250	1,500	1,492
Roche Holdings, Inc. 1/3/2023[6]	4.230	1,050	1,050
Starbird Funding Corp. 1/3/2023[6]	4.300	500	500

			12,500

American Funds Insurance Series	249

American Funds Mortgage Fund  (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes 11.63%
Federal Farm Credit Banks 1/12/2023	3.880%	USD4,500	$4,495
Federal Home Loan Bank 1/11/2023	4.120	1,500	1,498
Federal Home Loan Bank 2/28/2023	4.350	1,500	1,490
Federal Home Loan Bank 3/3/2023	4.370	1,000	993
Federal Home Loan Bank 3/22/2023	4.440	1,000	990
Federal Home Loan Bank 3/24/2023	4.462	900	891

			10,357

Total short-term securities (cost: $22,859,000)			22,857

Total investment securities 120.58% (cost: $109,975,000)			107,371
Other assets less liabilities (20.58)%			(18,328)

Net assets 100.00%			$89,043

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	12	June 2023	USD(2,853)	$49
2 Year U.S. Treasury Note Futures	Short	5	March 2023	(1,025)	(1)
5 Year U.S. Treasury Note Futures	Long	144	March 2023	15,542	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	47	March 2023	5,559	(60)
10 Year U.S. Treasury Note Futures	Long	5	March 2023	562	(3)
20 Year U.S. Treasury Bond Futures	Long	18	March 2023	2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures	Long	12	March 2023	1,612	(13)

					$(75)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium	Unrealized appreciation

Rate	Payment frequency	Rate	Payment frequency				paid (000)	at 12/31/2022 (000)

3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD1,800	$795	$5	$ 790

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.

[7]	Index-linked bond whose principal amount moves with a government price index.

250	American Funds Insurance Series

American Funds Mortgage Fund  (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

Short-term securities 97.99%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 76.48%
British Columbia (Province of) 3/6/2023	4.470%	USD7,400	$7,339
CAFCO, LLC 2/3/2023[1]	4.300	1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490	12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080	10,000	9,988
Chariot Funding, LLC 1/23/2023[1]	4.400	5,000	4,985
CHARTA, LLC 1/17/2023[1]	4.330	10,000	9,978
DBS Bank, Ltd. 3/14/2023[1]	4.548	10,000	9,906
DNB Bank ASA 3/13/2023[1]	4.535	13,000	12,885
Export Development Canada 2/6/2023	4.300	11,810	11,756
Fairway Finance Company, LLC 1/18/2023[1]	4.250	4,000	3,991
Gotham Funding Corp. 1/10/2023[1]	4.200	3,000	2,996
Gotham Funding Corp. 3/28/2023[1]	4.600	10,000	9,883
Johnson & Johnson 2/27/2023[1]	4.330	8,700	8,637
Johnson & Johnson 3/6/2023[1]	4.430	5,000	4,959
KfW 2/15/2023[1]	4.380	12,000	11,932
Komatsu Finance America, Inc. 1/13/2023[1]	4.330	5,000	4,992
Komatsu Finance America, Inc. 1/18/2023[1]	4.200	4,000	3,991
Liberty Street Funding, LLC 1/18/2023[1]	4.400	10,850	10,825
Linde, Inc. 1/5/2023	4.010	13,000	12,991
LMA-Americas, LLC 1/27/2023[1]	4.300	10,000	9,966
L’Oréal USA, Inc. 1/26/2023[1]	4.240	10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/2023[1]	4.400	10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/2023[1]	4.650	9,700	9,596
Mizuho Bank, Ltd. 1/31/2023[1]	4.405	12,000	11,954
Nestlé Finance International, Ltd. 1/19/2023[1]	4.280	6,000	5,986
NRW.Bank 3/8/2023[1]	4.450	8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390	13,000	12,926
Procter & Gamble Co. 2/10/2023[1]	4.250	13,050	12,984
Québec (Province of) 2/1/2023[1]	4.230	10,000	9,960
Siemens Capital Co., LLC 1/18/2023[1]	4.080	8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/2023[1]	4.150	6,500	6,485
Starbird Funding Corp. 1/3/2023[1]	4.300	11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/2023[1]	4.300	9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/2023[1]	4.600	6,000	5,972
Toronto-Dominion Bank 1/20/2023[1]	4.300	10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/2023[1]	4.280	13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340	3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/2023[1]	4.120	1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/2023[1]	4.450	6,000	5,951

			330,606

Federal agency bills & notes 21.51%
Federal Home Loan Bank 2/1/2023	4.130	15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300	4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314	36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357	23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370	5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440	6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462	2,800	2,771

			92,973

Total short-term securities (cost: $423,636,000)			423,579

Total investment securities 97.99% (cost: $423,636,000)			423,579

Other assets less liabilities 2.01%			8,682

Net assets 100.00%			$432,261

252	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%		Principal amount (000)		Value (000)

Mortgage-backed obligations 48.21%
Federal agency mortgage-backed obligations 48.21%	Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD10		$11
	Fannie Mae Pool #735070 6.50% 10/1/2024[1]	1		1
	Fannie Mae Pool #745316 6.50% 2/1/2026[1]	56		58
	Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]	45		46
	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	1		1
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	6		6
	Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]	666		642
	Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]	1,376		1,326
	Fannie Mae Pool #940890 6.50% 6/1/2037[1]	–	[2]	–	[2]
	Fannie Mae Pool #256828 7.00% 7/1/2037[1]	3		3
	Fannie Mae Pool #256860 6.50% 8/1/2037[1]	11		11
	Fannie Mae Pool #888698 7.00% 10/1/2037[1]	13		14
	Fannie Mae Pool #970343 6.00% 2/1/2038[1]	14		14
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	5		6
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	20		20
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	9		9
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]	372		376
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]	205		207
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	33		33
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]	174		176
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	26		25
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]	125		127
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	18		18
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	2,961		2,500
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	10		10
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	1,366		1,153
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	18		18
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	884		746
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	5		5
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	8		7
	Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]	41		39
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	8		7
	Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]	63		59
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	4,487		4,155
	Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]	57		53
	Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]	17		15
	Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]	8		7
	Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]	7		6
	Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]	5		5
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	5		5
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	154		148
	Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]	3,243		3,018
	Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]	43		40
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	79		75
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	106		102
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	31		30
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	20		20
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	1,170		1,084
	Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]	436		408
	Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]	113		105
	Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]	582		545
	Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]	326		304
	Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]	3,675		3,277
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]	926		798
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	604		514
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	195		168
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	228		187
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]	926		757
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	11		9
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]	6		5
	Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]	5,752		5,108

254	American Funds Insurance Series

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	USD195	$167
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	702	596
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	51	41
	Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]	1,512	1,284
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]	1,266	1,082
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	845	755
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	2,361	2,088
	Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]	199	171
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	3,881	3,465
	Fannie Mae Pool #CB3495 3.00% 5/1/2052[1]	5,807	5,103
	Fannie Mae Pool #MA4600 3.50% 5/1/2052[1]	17,861	16,244
	Fannie Mae Pool #CB3897 3.50% 6/1/2052[1]	17,000	15,465
	Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]	3,250	3,052
	Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]	64	63
	Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]	62	61
	Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]	234	220
	Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]	6,346	5,959
	Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]	296	278
	Fannie Mae Pool #BW9411 5.00% 8/1/2052[1]	926	914
	Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]	60	59
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]	2,012	1,890
	Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]	254	238
	Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]	219	206
	Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]	208	195
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]	1,848	1,780
	Fannie Mae Pool #BW6231 4.50% 9/1/2052[1]	223	215
	Fannie Mae Pool #BW1201 5.00% 9/1/2052[1]	4,200	4,146
	Fannie Mae Pool #BV0954 5.00% 9/1/2052[1]	1,797	1,774
	Fannie Mae Pool #BW8088 5.00% 9/1/2052[1]	327	323
	Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]	821	771
	Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]	620	582
	Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]	516	484
	Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]	222	209
	Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]	5,035	4,851
	Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]	999	965
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]	998	962
	Fannie Mae Pool #BW8981 4.50% 10/1/2052[1]	995	958
	Fannie Mae Pool #BW8996 4.50% 10/1/2052[1]	994	958
	Fannie Mae Pool #CB4959 4.50% 10/1/2052[1]	993	956
	Fannie Mae Pool #BX0902 5.00% 10/1/2052[1]	916	904
	Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]	478	472
	Fannie Mae Pool #BX0892 5.00% 10/1/2052[1]	102	101
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]	300	308
	Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]	612	557
	Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]	2,492	2,340
	Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]	232	218
	Fannie Mae Pool #BX1766 5.00% 11/1/2052[1]	1,900	1,875
	Fannie Mae Pool #MA4806 5.00% 11/1/2052[1]	1,313	1,296
	Fannie Mae Pool #BX1761 5.00% 11/1/2052[1]	921	909
	Fannie Mae Pool #BX1274 5.50% 11/1/2052[1]	165	166
	Fannie Mae Pool #MA4852 6.50% 11/1/2052[1]	244	251
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]	995	959
	Fannie Mae Pool #BX1072 5.00% 12/1/2052[1]	1,943	1,918
	Fannie Mae Pool #BX4020 5.00% 12/1/2052[1]	29	29
	Fannie Mae Pool #MA4877 6.50% 12/1/2052[1]	39,345	40,362
	Fannie Mae Pool #BX1071 6.50% 12/1/2052[1]	82	85
	Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]	1,457	1,438
	Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]	2,000	2,032
	Fannie Mae Pool #MA4895 6.50% 1/1/2053[1]	8,828	9,056
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	1,429	1,252
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	459	448

American Funds Insurance Series	255

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	USD	–2	$–	[2]
	Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]	–	[2]	–	[2]
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[1,3]	186		185
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]	368		361
	Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]	2		2
	Freddie Mac Pool #1H1354 4.336% 11/1/2036[1,3]	53		54
	Freddie Mac Pool #C03518 5.00% 9/1/2040[1]	279		283
	Freddie Mac Pool #G06459 5.00% 5/1/2041[1]	660		669
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	794		670
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	772		651
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	1,823		1,538
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	3		3
	Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]	30		28
	Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]	31		29
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]	145		140
	Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]	208		194
	Freddie Mac Pool #760014 2.74% 8/1/2045[1,3]	268		259
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	50		46
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	78		72
	Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]	57		53
	Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]	56		52
	Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]	40		38
	Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]	35		33
	Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]	34		32
	Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]	22		20
	Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]	17		16
	Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]	14		14
	Freddie Mac Pool #G67711 4.00% 3/1/2048[1]	1,407		1,351
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	78		75
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	74		71
	Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]	27		25
	Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]	17		16
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	114		109
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	204		202
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	110		109
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	80		79
	Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]	21		21
	Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]	194		180
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	51		48
	Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]	393		368
	Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]	204		191
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	2,906		2,379
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	37		30
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	62		51
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	2,959		2,422
	Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]	14,344		12,316
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	488		400
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	531		456
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	333		285
	Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]	3,397		3,035
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]	14,059		13,011
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	216		197
	Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]	308		274
	Freddie Mac Pool #8D0226 2.521% 5/1/2052[1,3]	513		462
	Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]	635		539
	Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]	4,913		4,613
	Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]	189		178
	Freddie Mac Pool #QE6926 5.00% 8/1/2052[1]	862		851
	Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]	817		806
	Freddie Mac Pool #QE8695 5.00% 8/1/2052[1]	59		58
	Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]	58		57

256	American Funds Insurance Series

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	USD54	$54
	Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	3,275	3,076
	Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]	244	229
	Freddie Mac Pool #QF0671 4.50% 9/1/2052[1]	503	485
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	11,870	11,717
	Freddie Mac Pool #QF0311 5.00% 9/1/2052[1]	1,324	1,307
	Freddie Mac Pool #QF0151 5.00% 9/1/2052[1]	799	789
	Freddie Mac Pool #SD8246 5.00% 9/1/2052[1]	225	222
	Freddie Mac Pool #QF0706 5.00% 9/1/2052[1]	64	64
	Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]	234	220
	Freddie Mac Pool #QF2136 4.50% 10/1/2052[1]	999	962
	Freddie Mac Pool #QF1431 4.50% 10/1/2052[1]	999	962
	Freddie Mac Pool #QF1765 4.50% 10/1/2052[1]	995	958
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]	743	716
	Freddie Mac Pool #QF1305 5.00% 10/1/2052[1]	74	73
	Freddie Mac Pool #SD1710 5.00% 10/1/2052[1]	26	26
	Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]	381	358
	Freddie Mac Pool #QF2445 4.50% 11/1/2052[1]	4,769	4,595
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	1,272	1,249
	Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]	999	965
	Freddie Mac Pool #QF2846 4.50% 11/1/2052[1]	998	961
	Freddie Mac Pool #QF2936 4.50% 11/1/2052[1]	969	934
	Freddie Mac Pool #QF2976 5.00% 11/1/2052[1]	81	80
	Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]	36,151	34,831
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]	1,866	1,842
	Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]	2,000	2,052
	Freddie Mac Pool #SD8285 3.50% 1/1/2053[1]	346	314
	Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]	199	187
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	7,348	7,253
	Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]	10,431	10,701
	Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]	1	1
	Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/2023[1]	134	133
	Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]	2,526	2,502
	Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]	1,363	1,328
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]	4,525	4,234
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]	822	724
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	333	300
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	4,525	4,204
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]	4,135	3,866
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	910	800
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]	1,311	1,197
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	509	484
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]	4,148	3,753
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]	252	239
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]	763	689
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]	587	556
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]	2,148	2,027

American Funds Insurance Series	257

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	USD731	$661
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	396	358
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]	1,819	1,687
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]	4,262	4,070
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	18,482	17,646
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]	4,786	4,398
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]	1,377	1,231
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]	435	356
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	4,668	4,503
	Government National Mortgage Assn. 2.00% 1/1/2053[1,4]	1,395	1,169
	Government National Mortgage Assn. 2.50% 1/1/2053[1,4]	2,486	2,155
	Government National Mortgage Assn. 3.00% 1/1/2053[1,4]	1,755	1,563
	Government National Mortgage Assn. 3.50% 1/1/2053[1,4]	2,260	2,077
	Government National Mortgage Assn. 5.00% 1/1/2053[1,4]	6,848	6,787
	Government National Mortgage Assn. 5.50% 1/1/2053[1,4]	14,351	14,436
	Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]	84	89
	Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]	21	21
	Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	164	176
	Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]	28	29
	Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]	186	190
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	81	86
	Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]	2,598	2,758
	Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]	870	894
	Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]	570	562
	Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]	19	17
	Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]	675	656
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]	28,092	26,611
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]	32,820	31,874
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[1]	3,100	2,936
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	13,100	12,722
	Uniform Mortgage-Backed Security 2.00% 1/1/2038[1,4]	1,115	992
	Uniform Mortgage-Backed Security 2.50% 1/1/2038[1,4]	2,275	2,082
	Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,4]	920	897
	Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,4]	14,849	12,086
	Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,4]	4,574	4,402
	Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,4]	53,779	53,928
	Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,4]	29,742	30,190
	Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,4]	81,263	83,237
	Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,4]	1,392	1,306
	Uniform Mortgage-Backed Security 5.50% 2/1/2053[1,4]	31,200	31,271
	Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,4]	19,158	19,430

			723,593

U.S. Treasury bonds & notes 39.79%
U.S. Treasury inflation-protected securities 26.16%	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[5]	21,974	21,933
	U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[5]	31,116	30,816
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[5]	21,857	21,606
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[5]	55,898	54,749
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]	14,570	14,179
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]	56,967	55,181
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]	26,585	25,622

258	American Funds Insurance Series

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]	USD8,421		$ 8,026
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]	57,803		55,543
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]	7,805		7,419
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]	3,380		3,245
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]	5,750		5,406
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]	34,217		32,092
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]	7,315		6,817
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]	12,137		12,122
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[5]	7,293		6,528
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[5]	6,877		6,102
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[5]	1,001		883
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]	4,412		3,860
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]	422		446
	U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5]	8,558		7,171
	U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]	4,523		3,648
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]	4,914		4,114
	U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]	337		227
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]	6,032		3,891
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]	1,459		943

				392,569

U.S. Treasury 13.63%	U.S. Treasury 0.50% 11/30/2023	12,069		11,611
	U.S. Treasury 2.125% 11/30/2023	–	[2]	–	[2]
	U.S. Treasury 0.125% 12/15/2023	1,934		1,853
	U.S. Treasury 2.25% 12/31/2023	1,332		1,300
	U.S. Treasury 2.50% 1/31/2024	26,000		25,395
	U.S. Treasury 1.50% 2/29/2024	369		356
	U.S. Treasury 3.00% 7/31/2024	3,685		3,594
	U.S. Treasury 2.75% 5/15/2025	7,459		7,193
	U.S. Treasury 3.125% 8/15/2025	390		379
	U.S. Treasury 3.50% 9/15/2025	28,000		27,447
	U.S. Treasury 4.00% 12/15/2025	5,694		5,659
	U.S. Treasury 2.625% 7/31/2029	19,809		18,245
	U.S. Treasury 3.125% 8/31/2029	22,521		21,382
	U.S. Treasury 3.875% 12/31/2029	2,905		2,885
	U.S. Treasury 2.75% 8/15/2032	7,500		6,828
	U.S. Treasury 1.125% 5/15/2040	7,000		4,393
	U.S. Treasury 2.50% 2/15/2045	4,850		3,668
	U.S. Treasury 2.50% 2/15/2046	3,900		2,931
	U.S. Treasury 2.50% 5/15/2046	5,400		4,049
	U.S. Treasury 2.875% 11/15/2046	2,700		2,174
	U.S. Treasury 2.875% 5/15/2049	6,300		5,095
	U.S. Treasury 2.25% 8/15/2049	1,635		1,157
	U.S. Treasury 1.25% 5/15/2050[6]	19,460		10,527
	U.S. Treasury 1.375% 8/15/2050	4,330		2,423
	U.S. Treasury 1.625% 11/15/2050[6]	26,165		15,671
	U.S. Treasury 1.875% 2/15/2051[6]	6,672		4,264
	U.S. Treasury 2.00% 8/15/2051	5,546		3,650
	U.S. Treasury 1.875% 11/15/2051	3,164		2,015
	U.S. Treasury 2.875% 5/15/2052	350		282
	U.S. Treasury 3.00% 8/15/2052	7,025		5,825
	U.S. Treasury 4.00% 11/15/2052	2,290		2,302

				204,553

	Total U.S. Treasury bonds & notes			597,122

American Funds Insurance Series	259

U.S. Government Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Federal agency bonds & notes 5.28%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD308	$ 296
Fannie Mae 7.125% 1/15/2030	2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028	6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036	300	328
Private Export Funding Corp. 3.55% 1/15/2024	3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028	3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025	3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027	5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035	1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036	875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060	250	232
TVA Southaven 3.846% 8/15/2033	887	820
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023	1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025	14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026	1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023	1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024	2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025	2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026	2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027	11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028	3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029	2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030	2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031	2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032	2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033	2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034	651	589

		79,196

Total bonds, notes & other debt instruments (cost: $1,480,306,000)		1,399,911

Short-term securities 21.20%	Weighted average yield at acquisition

Commercial paper 13.42%
CAFCO, LLC 2/3/2023[7]	4.300%	8,750	8,713
Chariot Funding, LLC 1/3/2023[7]	3.880	10,000	9,995
Chariot Funding, LLC 1/27/2023[7]	4.150	8,000	7,973
Chariot Funding, LLC 2/10/2023[7]	4.657	15,000	14,923
CHARTA, LLC 1/11/2023[7]	3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/2023[7]	4.580	6,000	5,959
Coca-Cola Co. 2/21/2023[7]	4.200	15,000	14,903
Honeywell International, Inc. 2/1/2023[7]	4.100	3,000	2,988
Honeywell International, Inc. 2/21/2023[7]	4.310	15,300	15,201
Honeywell International, Inc. 2/27/2023[7]	4.300	6,050	6,006

260	American Funds Insurance Series

U.S. Government Securities Fund  (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper (continued)
Johnson & Johnson 1/30/2023[7]	4.190%	USD9,000	$ 8,967
Johnson & Johnson 2/13/2023[7]	4.220	10,000	9,946
Linde, Inc. 2/6/2023	4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023	4.110	20,000	19,983
Procter & Gamble Co. 2/9/2023[7]	4.300	14,500	14,428
Procter & Gamble Co. 2/10/2023[7]	4.250	18,500	18,406
Roche Holdings, Inc. 1/3/2023[7]	4.230	13,950	13,944
Starbird Funding Corp. 1/3/2023[7]	4.300	8,500	8,496

			201,435

Federal agency bills & notes 6.19%
Federal Farm Credit Banks 1/12/2023	3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023	3.900	850	850
Federal Home Loan Bank 1/11/2023	4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023	4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023	4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023	4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023	4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023	4.370	20,000	19,856

			92,805

U.S. Treasury bills 1.59%
U.S. Treasury 11/2/2023	4.527	24,780	23,854

Total short-term securities (cost: $318,108,000)			318,094

Total investment securities 114.48% (cost: $1,798,414,000)			1,718,005
Other assets less liabilities (14.48)%			(217,283)

Net assets 100.00%			$1,500,722

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	270	June 2023	USD(64,183)	$ 920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111

					$ (3,176)

American Funds Insurance Series	261

U.S. Government Securities Fund  (continued)

Swap contracts

Interest rate swaps

        Centrally cleared interest rate swaps

Receive		Pay				Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 12/31/2022 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD30,500	$1,078	$–	$1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	–	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	–	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	–	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	–	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	–	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	–	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	–	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	–	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	–	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	–	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	–	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	–	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	–	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	–	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	–	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	–	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	–	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	–	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	–	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	–	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	–	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	–	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	–	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	–	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	–	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	–	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	–	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	–	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	–	31

						$8,796	$–	$8,796

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.
[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations
Assn. = Association	SOFR = Secured Overnight Financing Rate
EFFR = Effective Federal Funds Rate	TBA = To be announced
LIBOR = London Interbank Offered Rate	USD = U.S. dollars

Refer to the notes to financial statements.

262	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,078,871	$387,467

Total growth funds (cost: $439,303,000)		387,467

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,634,107	34,197

Total fixed income funds (cost: $35,683,000)		34,197

Short-term securities 2.48%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	11,266,894	11,267

Total short-term securities (cost: $11,267,000)		11,267

Options purchased 0.04%
Options purchased*		205

Total options purchased (cost: $1,216,000)		205

Total investment securities 95.35% (cost: $487,469,000)		433,136
Other assets less liabilities 4.65%		21,106

Net assets 100.00%		$454,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD13,438	USD2,600.00	3/17/2023	$ 13
S&P 500 Index	70	26,877	2,700.00	3/17/2023	29
S&P 500 Index	175	67,191	2,800.00	3/17/2023	87
S&P 500 Index	5	1,920	2,850.00	3/17/2023	2
S&P 500 Index	110	42,234	2,900.00	3/17/2023	74

					$205

American Funds Insurance Series	263

Managed Risk Growth Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD30,544	$ (47)
Nikkei 225 Index Contracts	Short	3	March 2023	(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023	(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023	(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023	(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023	(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023	(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023	(12,714)	544
Euro Currency Contracts	Short	101	March 2023	(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023	(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023	(230,502)	6,305

					$7,485

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 85.30%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443

Total 92.83%				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%	Shares	Value (000)

American Funds Insurance Series – International Fund, Class 1	6,952,007	$106,435

Total growth funds (cost: $119,403,000)		106,435

Fixed income funds 9.95%

American Funds Insurance Series – The Bond Fund of America, Class 1	1,331,210	12,527

Total fixed income funds (cost: $13,253,000)		12,527

Short-term securities 2.09%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	2,635,506	2,636

Total short-term securities (cost: $2,636,000)		2,636

Options purchased 0.14%

Options purchased*		169

Total options purchased (cost: $399,000)		169

Total investment securities 96.69% (cost: $135,691,000)		121,767
Other assets less liabilities 3.31%		4,167

Net assets 100.00%		$125,934

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
iShares MSCI EAFE ETF	50	USD328	USD47.00	3/17/2023	$ –	[2]
iShares MSCI EAFE ETF	1,700	11,159	48.00	3/17/2023	13
iShares MSCI EAFE ETF	450	2,954	55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375	9,025	43.00	6/16/2023	34
iShares MSCI EAFE ETF	350	2,297	45.00	6/16/2023	15
iShares MSCI EAFE ETF	200	1,313	46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700	11,159	50.00	6/16/2023	87

					$169

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD8,095	$ (13)
S&P 500 E-mini Index Contracts	Short	66	March 2023	(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023	(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023	(27,194)	428

					$1,011

American Funds Insurance Series	265

Managed Risk International Fund  (continued)

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.51%
American Funds Insurance Series – International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160

Total 94.46%				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	21,639,334	$274,603

Total growth-and-income funds (cost: $299,529,000)		274,603

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,235,124	32,319

Total fixed income funds (cost: $34,728,000)		32,319

Short-term securities 2.32%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	7,500,680	7,501

Total short-term securities (cost: $7,501,000)		7,501

Options purchased 0.09%
Options purchased*		274

Total options purchased (cost: $1,254,000)		274

Total investment securities 97.29% (cost: $343,012,000)		314,697
Other assets less liabilities 2.71%		8,775

Net assets 100.00%		$323,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	15	USD5,759	USD2,500.00	3/17/2023	$ 4
S&P 500 Index	15	5,759	2,600.00	3/17/2023	6
S&P 500 Index	80	30,716	2,700.00	3/17/2023	33
S&P 500 Index	130	49,913	2,800.00	3/17/2023	65
S&P 500 Index	45	17,278	2,850.00	3/17/2023	24
S&P 500 Index	105	40,315	2,900.00	3/17/2023	70
S&P 500 Index	30	11,519	2,825.00	6/16/2023	72

					$274

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD15,758	$ (81)
Russell 2000 Mini Index Contracts	Short	1	March 2023	(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023	(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023	(1,903)	70
Euro Currency Contracts	Short	15	March 2023	(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023	(2,799)	(5)

American Funds Insurance Series	267

Managed Risk Washington Mutual Investors Fund  (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
British Pound Currency Contracts	Short	38	March 2023	USD(2,870)	$ 68
S&P 500 E-mini Index Contracts	Short	563	March 2023	(108,687)	2,521

					$2,602

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 84.89%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	–

Total 94.88%				$32,672	$(128,265)	$306,922	$7,293	$61,850

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,417,153	$1,677,875

Total growth-and-income funds (cost: $1,757,211,000)		1,677,875

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	33,434,013	314,614

Total fixed income funds (cost: $348,317,000)		314,614

Short-term securities 2.25%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	47,304,896	47,305

Total short-term securities (cost: $47,305,000)		47,305

Options purchased 0.12%
Options purchased*		2,485

Total options purchased (cost: $13,461,000)		2,485

Total investment securities 97.18% (cost: $2,166,294,000)		2,042,279
Other assets less liabilities 2.82%		59,165

Net assets 100.00%		$2,101,444

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	420	USD161,259	USD2,700.00	3/17/2023	$172
S&P 500 Index	1,500	575,925	2,800.00	3/17/2023	750
S&P 500 Index	1,575	604,721	2,850.00	3/17/2023	838
S&P 500 Index	1,080	414,666	2,900.00	3/17/2023	725

					$2,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,001	March 2023	USD108,038	$ (177)
Nikkei 225 Index Contracts	Short	1	March 2023	(197)	3
Japanese Yen Currency Contracts	Short	3	March 2023	(289)	(4)
Russell 2000 Mini Index Contracts	Short	52	March 2023	(4,604)	100
Mini MSCI Emerging Market Index Contracts	Short	230	March 2023	(11,033)	137
FTSE 100 Index Contracts	Short	189	March 2023	(17,066)	(33)
British Pound Currency Contracts	Short	235	March 2023	(17,748)	433
Euro Stoxx 50 Index Contracts	Short	579	March 2023	(23,445)	892
Euro Currency Contracts	Short	187	March 2023	(25,138)	(70)

American Funds Insurance Series	269

Managed Risk Growth-Income Fund  (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597

					$16,651

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 79.84%
American Funds Insurance Series – Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897

Total 94.81%				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	93,886,027	$2,084,270

Total asset allocation funds (cost: $2,174,894,000)		2,084,270

Short-term securities 3.19%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	69,776,962	69,777

Total short-term securities (cost: $69,777,000)		69,777

Options purchased 0.02%
Options purchased*		383

Total options purchased (cost: $1,887,000)		383

Total investment securities 98.40% (cost: $2,246,558,000)		2,154,430
Other assets less liabilities 1.60%		35,042

Net assets 100.00%		$2,189,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	410	USD157,419	USD2,850.00	3/17/2023	$218
S&P 500 Index	245	94,068	2,900.00	3/17/2023	165
					$383

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,028	March 2023	USD110,952	$ (162)
Mini MSCI Emerging Market Index Contracts	Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts	Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts	Short	93	March 2023	(8,235)	157
British Pound Currency Contracts	Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts	Short	399	March 2023	(16,156)	623
Euro Currency Contracts	Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts	Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts	Short	2,599	March 2023	(501,737)	12,185
					$13,582

American Funds Insurance Series	271

Managed Risk Asset Allocation Fund  (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)

Asset allocation funds 95.19%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530		$29,811,816		$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983		1,166,965		306,445	167,414
Cash	695	32		1,221		1,055	671
Cash collateral received for securities on loan	–	5,872		5,587		161	32
Cash collateral pledged for futures contracts	–	–		–		–	161
Cash collateral pledged for swap contracts	–	–		–		–	–
Cash denominated in currencies other than U.S. dollars	6,010	86		1,197		1,640	929
Unrealized appreciation on open forward currency contracts	–	–		–		–	–	*
Unrealized appreciation on unfunded commitments	–	–		–		–	–
Receivables for:
Sales of investments	9,427	47		4,581		1,634	4,534
Sales of fund’s shares	1,203	347		53,171		1,486	1,478
Dividends and interest	5,076	2,430		18,226		14,915	5,113
Variation margin on futures contracts	–	–		–		–	27
Variation margin on centrally cleared swap contracts	–	–		–		–	–	*
Securities lending income	7	270		48		17	42
Currency translations	961	–		–		47	90
Other	–	–	*	–	*	–	–

	6,971,419	3,018,597		31,062,812		6,773,029	3,100,627

Liabilities:
Collateral for securities on loan	–	58,725		55,867		1,607	327
Unrealized depreciation on open forward currency contracts	–	–		–		–	50
Unrealized depreciation on unfunded commitments	–	–		–		–	–
Payables for:		–
Purchases of investments	3,893	1,234		69,568		2,056	2,377
Repurchases of fund’s shares	23,378	5,067		24,857		18,617	2,624
Investment advisory services	2,202	1,519		8,498		2,792	1,351
Insurance administrative fees	361	162		1,629		235	448
Services provided by related parties	1,005	515		4,478		946	393
Trustees’ deferred compensation	85	56		478		174	41
Variation margin on futures contracts	–	–		–		–	41
Variation margin on centrally cleared swap contracts	–	–		–		–	–	*
Non-U.S. taxes	4,611	8,270		886		26,641	8,988
Other	230	146		203		380	203

	35,765	75,694		166,464		53,448	16,843

Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405		$20,120,055		$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498		10,776,293		255,849	505,409

Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Investment securities on loan, at value	$ –	$ 59,781		$ 54,504		$ 1,530	$ 311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368		20,939,019		5,790,481	2,388,619
Affiliated issuers	164,509	133,831		1,166,747		306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85		1,195		1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	–	–	–	–	–
Cash collateral pledged for swap contracts	–	–	–	–	–
Cash denominated in currencies other than U.S. dollars	–	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	–	–	–	5	–
Unrealized appreciation on unfunded commitments	–	–	–	–	–
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	–	–	–	–	2
Variation margin on centrally cleared swap contracts	–	–	–	–	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	–	75	101
Other	–	–	–	–	–

	9,470,577	1,738,785	33,337,176	303,228	1,197,594

Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	–	–	–	–	–
Unrealized depreciation on unfunded commitments	–	–	–	–	–
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	–	–	–	–	95
Variation margin on centrally cleared swap contracts	–	–	–	–	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20

	26,877	13,387	354,209	2,231	58,528

Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532

Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Investment securities on loan, at value	$ 12,432	$ 6,155	$ 240,456	$ 1,435	$ 6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	–	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust

Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773		$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720		48,843	38,565
Cash	4,463	142	3,761		431	1,024
Cash collateral received for securities on loan	5,690	–	–		–	–
Cash collateral pledged for futures contracts	–	–	–		–	99
Cash collateral pledged for swap contracts	–	–	–		–	517
Cash denominated in currencies other than U.S. dollars	592	86	—	*	732	5
Unrealized appreciation on open forward currency contracts	–	686	3,821		7,008	–
Unrealized appreciation on unfunded commitments	–	–	–		12	572
Receivables for:
Sales of investments	139,321	2,041	780,689		21	1,605
Sales of fund’s shares	1,899	327	10,460		165	585
Dividends and interest	74,681	1,624	71,420		10,334	13,187
Variation margin on futures contracts	194	29	494		326	2
Variation margin on centrally cleared swap contracts	11	16	345		149	3
Securities lending income	88	–	–		–	–
Currency translations	79	18	70		429	–
Other	–	–	–		–	3

	25,545,404	370,330	12,044,553		1,506,951	834,731

Liabilities:
Collateral for securities on loan	56,897	–	–		–	–
Unrealized depreciation on open forward currency contracts	–	150	174		2,455	–
Unrealized depreciation on unfunded commitments	9	–	–		1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910		19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453		677	164
Investment advisory services	5,696	137	1,428		550	190
Insurance administrative fees	3,321	69	614		33	49
Services provided by related parties	2,697	66	1,048		217	153
Trustees’ deferred compensation	304	4	124		26	32
Variation margin on futures contracts	630	55	2,321		722	6
Variation margin on centrally cleared swap contracts	13	23	394		222	2
Non-U.S. taxes	3,511	100	5		51	–
Other	100	19	—	*	104	32

	744,830	2,570	1,823,471		25,057	3,177

Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514		$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)		(326,794)	(371,704)

Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Investment securities on loan, at value	$ 67,688	$ –	$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249		1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521		47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	–	*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371		$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	–		–	–	421,664	118,962
Cash	2,692		9,083	40,936	–	–
Cash collateral received for securities on loan	–		–	–	–	–
Cash collateral pledged for futures contracts	–		–	–	15,705	2,698
Cash collateral pledged for swap contracts	–		–	–	–	–
Cash denominated in currencies other than U.S. dollars	–		–	–	–	–
Unrealized appreciation on open forward currency contracts	–		–	–	–	–
Unrealized appreciation on unfunded commitments	–		–	–	–	–
Receivables for:
Sales of investments	9,780		–	134,003	6,691	1,022
Sales of fund’s shares	42		322	2,930	237	18
Dividends and interest	261		29	5,528	57	13
Variation margin on futures contracts	2		–	185	1,011	602
Variation margin on centrally cleared swap contracts	5		–	385	–	–
Securities lending income	–		–	–	–	–
Currency translations	–		–	–	–	–
Other	1		–	–	–	–

	120,154		433,013	1,901,972	456,837	126,120

Liabilities:
Collateral for securities on loan	–		–	–	–	–
Unrealized depreciation on open forward currency contracts	–		–	–	–	–
Unrealized depreciation on unfunded commitments	–		–	–	–	–
Payables for:
Purchases of investments	31,002		–	398,190	2,108	19
Repurchases of fund’s shares	22		504	1,200	4	43
Investment advisory services	13		95	226	39	11
Insurance administrative fees	25		50	119	287	80
Services provided by related parties	21		92	310	93	26
Trustees’ deferred compensation	3		11	44	3	1
Variation margin on futures contracts	25		–	744	61	6
Variation margin on centrally cleared swap contracts	—	*	–	415	–	–
Non-U.S. taxes	–		–	–	–	–
Other	—	*	–	2	–	–

	31,111		752	401,250	2,595	186

Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881		$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)		2,638	(242,438)	(17,515)	(22,941)

Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Investment securities on loan, at value	$ –		$ –	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	109,975		423,636	1,798,414	12,483	3,035
Affiliated issuers	–		–	–	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	–		–	–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 7,775	$ 49,790	$ 70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	–	–	–
Cash collateral received for securities on loan	–	–	–
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	–	–	–
Cash denominated in currencies other than U.S. dollars	–	–	–
Unrealized appreciation on open forward currency contracts	–	–	–
Unrealized appreciation on unfunded commitments	–	–	–
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	–	–	–
Securities lending income	–	–	–
Currency translations	–	–	–
Other	–	–	–

	323,943	2,114,513	2,192,873

Liabilities:
Collateral for securities on loan	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–
Unrealized depreciation on unfunded commitments	–	–	–
Payables for:
Purchases of investments	63	10,953	–
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	–	–	–
Non-U.S. taxes	–	–	–
Other	–	–	–

	471	13,069	3,401

Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$321,451	$1,965,919	$2,033,928
Total distributable earnings (accumulated loss)	2,021	135,525	155,544

Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Investment securities on loan, at value	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58

Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86

Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*Amount less than one thousand.

† Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements  (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 99,453	$ 23,688	$ 315,299	$ 164,844	$ 57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338

	109,890	30,132	341,614	182,033	69,677
Fees and expenses[1]:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	– [2]	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51

Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	–	3,759
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	5,162	1,011	1	–	3,759

Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165

Net investment income	63,824	1,656	165,240	132,306	44,512

Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	–	–	–	–	100
Forward currency contracts	–	–	–	–	379
Swap contracts	–	–	–	–	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	–	–	–	–	129
Forward currency contracts	–	–	–	–	(30)
Swap contracts	–	–	–	–	2
Currency translations	395	(145)	(48)	(351)	(1,943)

	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)

Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)

Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements  (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$49,442	$ 601,261	$11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	–	4,766
European Union withholding tax reclaims	–	–	3,119	995	103
Interest from European Union withholding tax reclaims	–	–	292	35	–
Securities lending income (net of fees)	293	147	836	29	65

	236,671	51,538	647,108	12,448	40,178
Fees and expenses[1]:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	— [2]	6	— [2]	— [2]
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1

Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	–	295	1,989
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	14,561	2,866	–	295	1,989

Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707

Net investment income	197,559	40,174	505,414	9,759	34,471

Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	–	–	–	–	(7,468)
Forward currency contracts	–	–	–	(54)	7
Swap contracts	–	–	–	–	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	–	–	–	–	(311)
Forward currency contracts	–	–	–	5	(2)
Swap contracts	–	–	–	–	36
Currency translations	(3)	(154)	(173)	1	64

	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)

Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)

Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements  (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	–	–	–	–
Interest from European Union withholding tax reclaims	9	–	–	–	–
Securities lending income (net of fees)	631	7	–	–	–

	648,206	10,122	366,299	47,759	56,561
Fees and expenses[1]:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	–2	2	–2	– [2]
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	–2	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18

Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	–	25	21,118	611	1,428
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	–	25	21,118	611	1,428

Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724

Net investment income	529,656	6,810	331,906	37,525	51,837

Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	–	(1,292)	1,795	(18,216)	–
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	–	725	4,002	4,071	–
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)

	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)

Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)

Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements  (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ –	$ –		$ –	$265	$55
Affiliated issuers	–	–		–	3,820	2,700
	–	–		–	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293		52,923	–	–
European Union withholding tax reclaims	–	–		–	–	–
Interest from European Union withholding tax reclaims	–	–		–	–	–
Securities lending income (net of fees)	–	–		–	–	–
	2,336	7,293		52,923	4,085	2,755
Fees and expenses[1]:
Investment advisory services	350	1,110		5,345	746	208
Distribution services	228	889		3,494	1,219	342
Insurance administrative services	105	173		522	1,244	346
Transfer agent services	–2	–	[2]	– [2]	– [2]	– [2]
Administrative services	31	121		503	–	–
Accounting and administrative services	–	–		–	58	49
Reports to shareholders	5	7		21	2	1
Registration statement and prospectus	2	3		7	4	2
Trustees’ compensation	– [2]	–	[2]	2	1	– [2]
Auditing and legal	44	43		46	16	16
Custodian	17	1		29	6	7
Other	– [2]	–	[2]	1	– [2]	– [2]

Total fees and expenses before waivers/reimbursement	782	2,347		9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	–		2,256	249	69
Miscellaneous fee reimbursement	–	–		–	–	32

Total waivers/reimbursement of fees and expenses	158	–		2,256	249	101

Total fees and expenses after waivers/reimbursement	624	2,347		7,714	3,047	870

Net investment income	1,712	4,946		45,209	1,038	1,885

Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(9,212)	–	[2]	(104,839)	(3,857)	(1,108)
Affiliated issuers	–	–		–	(26,901)	(9,724)
Futures contracts	(2,688)	–		(52,928)	1,884	4,007
Forward currency contracts	–	–		–	–	–
Swap contracts	3,147	–		20,919	–	–
Currency transactions	–	–		–	127	29
Capital gain distributions received from affiliated issuers	–	–		–	60,533	16,270

	(8,753)	–	[2]	(136,848)	31,786	9,474
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,365)	(59)		(99,107)	399	327
Affiliated issuers	–	–		–	(191,173)	(38,192)
Futures contracts	(79)	–		(3,785)	8,824	1,394
Forward currency contracts	–	–		–	–	–
Swap contracts	(1,585)	–		(7,297)	–	–
Currency translations	–	–		–	–	–

	(5,029)	(59)		(110,189)	(181,950)	(36,471)

Net realized gain (loss) and unrealized depreciation	(13,782)	(59)		(247,037)	(150,164)	(26,997)

Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887		$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Financial statements  (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	–	–	–
European Union withholding tax reclaims	–	–	–
Interest from European Union withholding tax reclaims	–	–	–
Securities lending income (net of fees)	–	–	–

	7,451	38,322	47,821
Fees and expenses[1]:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	– [2]	– [2]	– [2]
Administrative services	–	–	–
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	– [2]	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	– [2]	1	1

Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	–	–	–

Total waivers/reimbursement of fees and expenses	166	1,135	1,192

Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414

Net investment income	5,383	29,534	33,407

Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217

	86,734	246,288	232,971
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency translations	–	–	–

	(125,509)	(718,267)	(652,457)

Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)

Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

1 Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

2 Amount less than one thousand.

3 Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	285

Financial statements  (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345

Net (decrease) increase in net assets resulting from operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187

Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)

Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473

Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702
Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044

End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$30,896,348	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,

	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431

Net (decrease) increase in net assets resulting from operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480

Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)

Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)

Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071

Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066

End of year	$6,719,581	$9,429,353	$3,083,784	$4,447,444	$9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286	American Funds Insurance Series

Financial statements  (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)

Net (decrease) increase in net assets resulting from operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540

Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)

Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)

Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)
Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883

End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$300,997	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund*

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602

Net (decrease) increase in net assets resulting from operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307

Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)

Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244

Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132

End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	287

Financial statements  (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386

Net (decrease) increase in net assets resulting from operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047

Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)

Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225

Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856
Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579

End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	– †	– †	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)

Net (decrease) increase in net assets resulting from operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)

Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	–	(60,476)	(209,728)

Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927

Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642

Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657

End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288	American Funds Insurance Series

Financial statements  (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$ 1,038	$ (392)	$1,885	$ 2,984	$ 5,383	$ 3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411

Net (decrease) increase in net assets resulting from operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579

Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)

Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)

Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677
Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360

End of year	$454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,

	2022	2021	2022	2021
Operations:
Net investment income (loss)	$ 29,534	$ 23,938	$ 33,407	$ 29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648

Net (decrease) increase in net assets resulting from operations	(442,445)	365,509	(386,079)	332,507

Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)

Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)

Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249

Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*Formerly	Global Balanced Fund.

†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily exchange-traded options and futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America – To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund – To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290	American Funds Insurance Series

American Funds Mortgage Fund – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund – To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash – Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income – Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	291

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series	293

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$923,708	$643,291	$–		$1,566,999
Health care	1,027,635	489,438	–		1,517,073
Consumer discretionary	493,333	473,688	–		967,021
Financials	213,109	405,801	–	*	618,910
Consumer staples	308,045	286,104	–		594,149
Industrials	203,723	319,481	–		523,204
Energy	163,263	172,648	–	*	335,911
Materials	200,063	25,242	–		225,305
Communication services	146,303	39,149	–		185,452
Real estate	–	12,072	–		12,072
Utilities	7,666	–	–		7,666
Preferred securities	–	115,128	–		115,128
Short-term securities	164,535	114,615	–		279,150
Total	$3,851,383	$3,096,657	$–	*	$6,948,040

*Amount	less than one thousand.

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Industrials	$145,496	$462,740	$–	$608,236
Information technology	278,192	271,360	842	550,394
Consumer discretionary	319,599	207,610	–	527,209
Health care	368,441	133,632	–	502,073
Financials	82,339	175,020	–	257,359
Materials	8,263	96,602	–	104,865
Real estate	35,375	39,017	–	74,392
Energy	13,782	16,503	25,418	55,703
Communication services	25,084	27,091	–	52,175
Utilities	10,353	37,278	–	47,631
Consumer staples	18,150	27,079	–	45,229
Preferred securities	7,126	–	18,452	25,578
Rights & warrants	–	10,007	–	10,007
Short-term securities	148,662	–	–	148,662
Total	$1,460,862	$1,503,939	$44,712	$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3	*	Purchases	Sales	Net realized gain	Unrealized depreciation	†	Transfers out of Level 3	*	Ending value at 12/31/2022
Investment securities	$44,963	$—		$—	$—	$—		$(251)	$—		$44,712

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022											$(251)

*

Transfers  into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
			Price/Cash flow multiple	5.7x	5.7x	Increase
			EV/Sales multiple	6.2x	6.2x	Increase
Common stocks	$26,260	Market comparable companies	DLOM	16%	16%	Decrease
			Discount for lack of certainty	10%	10%	Decrease
			Risk discount	25%	25%	Decrease
		Transaction price	N/A	N/A	N/A	N/A
			EV/Sales multiple	6.2x -12.9x	11.0x	Increase
			Risk discount	25%	25%	Decrease
Preferred securities	18,452	Market comparable companies	Net adjustment (decrease) based on movement of market comparables	44%	44%	Decrease
			DLOM	10%	10%	Decrease
Total	$44,712

*	Weighted average is by relative fair value.
†

This  column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	–	5,233,271
Communication services	3,950,043	25,714	–	3,975,757
Industrials	3,112,991	255,410	–	3,368,401
Energy	1,737,621	91,688	–	1,829,309
Financials	1,796,618	–	–	1,796,618
Materials	973,571	–	–	973,571
Consumer staples	596,091	109,850	–	705,941
Utilities	243,420	–	–	243,420
Real estate	33,920	–	–	33,920
Preferred securities	–	21,366	36,770	58,136
Convertible stocks	7,202	–	–	7,202
Convertible bonds & notes	–	–	7,146	7,146
Bonds, notes & other debt instruments	–	15,245	–	15,245
Short-term securities	1,192,835	–	–	1,192,835
Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series	295

International Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$–		$1,118,124
Information technology	296,778	622,282	4,282		923,342
Health care	29,009	812,708	–		841,717
Materials	397,065	317,708	–		714,773
Energy	172,457	531,541	–		703,998
Consumer discretionary	135,708	472,880	–		608,588
Financials	78,042	530,056	–		608,098
Communication services	185,096	231,351	–	*	416,447
Consumer staples	–	289,938	–		289,938
Utilities	–	119,038	–		119,038
Real estate	–	39,066	–		39,066
Preferred securities	24,464	28,174	392		53,030
Rights & warrants	–	8,446	–		8,446
Short-term securities	307,469	–	–		307,469
Total	$1,690,948	$5,056,452	$4,674		$6,752,074

*Amount less than one thousand.

New World Fund

	Investment securities

	Level 1	Level 2		Level 3		Total

Assets:
Common stocks:
Information technology	$ 263,065	$ 173,417		$ 342		$ 436,824
Financials	67,929	361,956		–	*	429,885
Health care	188,331	216,848		–		405,179
Industrials	108,081	225,883		–		333,964
Consumer discretionary	105,950	224,085		–	*	330,035
Materials	162,789	82,689		–	*	245,478
Consumer staples	60,987	131,035		–	*	192,022
Communication services	81,746	76,207		–	*	157,953
Energy	47,738	105,152		–	*	152,890
Utilities	14,233	39,215		–		53,448
Real estate	12,965	36,156		–		49,121
Preferred securities	14,795	8,412		9,132		32,339
Rights & warrants	31	172		–		203
Bonds, notes & other debt instruments	–	100,586		–		100,586
Short-term securities	167,623	–				167,623
Total	$1,296,263	$1,781,813		$9,474		$3,087,550

	Other investments†

	Level 1	Level 2		Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$ 159	$ –		$–		$ 159
Unrealized appreciation on open forward currency contracts	–	–	*	–		– *
Unrealized appreciation on centrally cleared credit default swaps	–	2		–		2
Liabilities:
Unrealized depreciation on futures contracts	(66)	–		–		(66)
Unrealized depreciation on open forward currency contracts	–	(50)		–		(50)
Total	$ 93	$(48)		$–		$ 45

*Amount less than one thousand.

†Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$164,931	$106,647	$–		$271,578
Health care	186,991	74,725	–		261,716
Financials	110,259	113,094	–	*	223,353
Industrials	103,918	113,308	–		217,226
Consumer discretionary	81,430	73,857	–		155,287
Consumer staples	63,755	66,879	–		130,634
Materials	69,657	51,505	–		121,162
Energy	73,762	34,823	–	*	108,585
Communication services	53,364	32,366	–	*	85,730
Utilities	25,266	24,999	–		50,265
Real estate	12,033	5,443	–		17,476
Preferred securities	263	2,512	–		2,775
Convertible bonds & notes	–	940	–		940
Bonds, notes & other debt instruments	–	6,016	–		6,016
Short-term securities	6,525	69,828	–		76,353
Total	$952,154	$776,942	$–	*	$1,729,096

*Amount less than one thousand.

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 6,365,641	$ 293,106	$–	$ 6,658,747
Industrials	4,414,100	259,779	–	4,673,879
Health care	3,850,991	534,723	–	4,385,714
Financials	2,896,787	–	–	2,896,787
Consumer discretionary	2,446,056	132,438	–	2,578,494
Communication services	2,480,083	–	–	2,480,083
Consumer staples	1,457,094	454,816	–	1,911,910
Energy	1,578,057	–	–	1,578,057
Utilities	1,262,331	69,549	–	1,331,880
Materials	1,068,166	–	–	1,068,166
Real estate	608,248	–	–	608,248
Convertible stocks	274,424	–	–	274,424
Bonds, notes & other debt instruments	–	5,916	–	5,916
Short-term securities	2,789,014	–	–	2,789,014
Total	$31,490,992	$1,750,327	$–	$33,241,319

American Funds Insurance Series	297

International Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$6,118	$43,633	$–	*	$49,751
Industrials	4,511	31,485	–		35,996
Consumer discretionary	2,509	32,958	–		35,467
Consumer staples	7,470	27,016	–		34,486
Information technology	1,668	30,886	–		32,554
Health care	1,316	29,812	–		31,128
Energy	8,708	14,672	–	*	23,380
Materials	9,657	7,677	–	*	17,334
Communication services	1,895	15,137	–	*	17,032
Utilities	1,142	8,106	–		9,248
Real estate	–	4,820	–		4,820
Preferred securities	1,207	693	–		1,900
Short-term securities	6,358	–	–		6,358
Total	$52,559	$246,895	$–	*	$299,454

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$5	$–		$5

*Amount less than one thousand.

†Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$85,911	$70,932	$–	*	$156,843
Consumer staples	64,498	50,174	–		114,672
Health care	85,845	22,042	–		107,887
Industrials	47,860	35,750	–		83,610
Information technology	64,487	14,336	–		78,823
Utilities	39,280	31,786	–		71,066
Energy	52,011	16,387	–	*	68,398
Real estate	56,684	11,518	–		68,202
Materials	20,977	12,204	–		33,181
Consumer discretionary	16,058	16,961	–		33,019
Communication services	17,155	15,258	–		32,413
Preferred securities	–	545	–		545
Rights & warrants	6	–	–		6
Convertible stocks	5,019	–	–		5,019
Investment funds	28,059	–	–		28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	107,548	–		107,548
Mortgage-backed obligations	–	69,718	89		69,807
Corporate bonds, notes & loans	–	19,621	–		19,621
Asset-backed obligations	–	9,532	–		9,532
Bonds & notes of governments & government agencies outside the U.S.	–	743	–		743
Municipals	–	228	–		228
Short-term securities	83,850	–	–		83,850
Total	$667,700	$505,283	$89		$1,173,072

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 60	$ –	$–	$ 60
Unrealized appreciation on centrally cleared interest rate swaps	–	1,900	–	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	–	–	(139)
Unrealized depreciation on centrally cleared interest rate swaps	–	(380)	–	(380)
Unrealized depreciation on centrally cleared credit default swaps	–	(47)	–	(47)
Total	$(79)	$1,473	$–	$1,394

*Amount less than one thousand.
†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$ 3,207,943	$ 95,928	$ 19,703	$ 3,323,574
Consumer discretionary	2,162,881	216,574	–	2,379,455
Financials	2,206,657	75,213	1,899	2,283,769
Information technology	2,171,644	29,717	–	2,201,361
Consumer staples	1,318,784	316,097	–	1,634,881
Industrials	1,531,415	12,088	–	1,543,503
Communication services	1,171,249	–	–	1,171,249
Energy	1,020,328	–	550	1,020,878
Materials	856,654	–	–	856,654
Real estate	236,814	–	–	236,814
Utilities	158,713	–	–	158,713
Preferred securities	–	–	189	189
Rights & warrants	–	–	– *	– *
Convertible stocks	–	–	63,388	63,388
Investment funds	1,367,122	–	–	1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	1,878,858	–	1,878,858
U.S. Treasury bonds & notes	–	1,617,110	–	1,617,110
Corporate bonds, notes & loans	–	1,385,625	10,517	1,396,142
Asset-backed obligations	–	411,624	5,689	417,313
Bonds & notes of governments & government agencies outside the U.S.	–	40,766	–	40,766
Municipals	–	35,724	–	35,724
Short-term securities	1,690,923	–	–	1,690,923
Total	$19,101,127	$6,115,324	$101,935	$25,318,386

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 2,319	$ –	$ –	$ 2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	–	–	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	–	(1,623)	–	(1,623)
Total	$(1,166)	$(1,623)	$ –	$(2,789)

*Amount less than one thousand.
†Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	299

American Funds Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$ 16,259	$ 22,868	$ –	$ 39,127
Industrials	19,116	11,649	–	30,765
Health care	18,540	10,087	–	28,627
Information technology	21,174	2,609	–	23,783
Consumer staples	4,299	15,340	–	19,639
Utilities	9,788	7,879	–	17,667
Materials	6,808	9,121	–	15,929
Energy	10,010	4,766	–	14,776
Communication services	8,684	2,866	–	11,550
Consumer discretionary	4,150	4,214	–	8,364
Real estate	2,591	2,616	–	5,207
Preferred securities	911	558	–	1,469
Convertible stocks	1,235	–	–	1,235
Investment funds	5,532	–	–	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	48,706	77	48,783
U.S. Treasury bonds & notes	–	44,273	–	44,273
Corporate bonds, notes & loans	–	20,755	–	20,755
Mortgage-backed obligations	–	9,498	–	9,498
Asset-backed obligations	–	2,304	–	2,304
Municipals	–	129	–	129
Short-term securities	3,928	12,021	–	15,949
Total	$133,025	$232,259	$77	$365,361

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$58	$ –	$ –	$ 58
Unrealized appreciation on open forward currency contracts	–	686	–	686
Unrealized appreciation on centrally cleared interest rate swaps	–	8	–	8
Unrealized appreciation on centrally cleared credit default swaps	–	7	–	7

Liabilities:
Unrealized depreciation on futures contracts	(431)	–	–	(431)
Unrealized depreciation on open forward currency contracts	–	(150)	–	(150)
Unrealized depreciation on centrally cleared interest rate swaps	–	(1,017)	–	(1,017)
Total	$(373)	$ (466)	$ –	$ (839)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$ –	$3,535,583	$ –	$ 3,535,583
U.S. Treasury bonds & notes	–	2,803,177	–	2,803,177
Mortgage-backed obligations	–	2,637,080	1,486	2,638,566
Asset-backed obligations	–	452,311	9,397	461,708
Municipals	–	165,594	–	165,594
Bonds & notes of governments & government agencies outside the U.S.	–	131,985	–	131,985
Federal agency bonds & notes	–	11,160	–	11,160
Short-term securities	1,425,720	–	–	1,425,720
Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300	American Funds Insurance Series

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$6,241	$ –	$–	$6,241
Unrealized appreciation on open forward currency contracts	–	3,821	–	3,821
Unrealized appreciation on centrally cleared interest rate swaps	–	15,705	–	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	–	–	(13,194)
Unrealized depreciation on open forward currency contracts	–	(174)	–	(174)
Unrealized depreciation on centrally cleared interest rate swaps	–	(6,629)	–	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	–	(7,009)	–	(7,009)
Total	$(6,953)	$5,714	$–	$(1,239)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$293,295	$ –	$293,295
Japanese yen	–	111,151	–	111,151
British pounds	–	61,782	–	61,782
Chinese yuan renminbi	–	42,096	–	42,096
Canadian dollars	–	34,184	–	34,184
Mexican pesos	–	31,627	–	31,627
Australian dollars	–	24,212	–	24,212
Danish kroner	–	23,962	–	23,962
South Korean won	–	7,729	–	7,729
Colombian pesos	–	7,144	–	7,144
Chilean pesos	–	6,074	–	6,074
Indonesian rupiah	–	5,454	–	5,454
Russian rubles	–	1,371	1,984	3,355
Brazilian reais	–	3,129	–	3,129
South African rand	–	3,001	–	3,001
Dominican pesos	–	2,271	–	2,271
Malaysian ringgits	–	2,222	–	2,222
Ukrainian hryvnia	–	–	1,592	1,592
Indian rupees	–	1,102	–	1,102
Romanian leu	–	1,038	–	1,038
Polish zloty	–	879	–	879
Norwegian kroner	–	619	–	619
U.S. dollars	–	669,670	289	669,959
Investment funds	48,676	–	–	48,676
Preferred securities	–	–	20	20
Common stocks	–	–	134	134
Short-term securities	167	100,470	–	100,637
Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series	301

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 672	$ –	$–	$ 672
Unrealized appreciation on open forward currency contracts	–	7,008	–	7,008
Unrealized appreciation on centrally cleared credit default swaps	–	486	–	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	–	–	(4,659)
Unrealized depreciation on open forward currency contracts	–	(2,455)	–	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	–	(10,966)	–	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	–	(19)	–	(19)
Total	$(3,987)	$ (5,946)	$–	$ (9,933)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$ –	$731,844	$ 4,198	$736,042
Mortgage-backed obligations	–	–	630	630
Convertible bonds & notes	–	399	79	478
Convertible stocks	483	472	–	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	–	–	2,629	2,629
Rights & warrants	–	826	12	838
Short-term securities	38,565	–	–	38,565
Total	$47,588	$735,061	$34,480	$817,129

	Other investments[1]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 10	$ –	$ –	$ 10

Liabilities:
Unrealized depreciation on futures contracts	(98)	–	–	(98)
Unrealized depreciation on centrally cleared credit default swaps	–	(154)	–	(154)
Total	$(88)	$(154)	$ –	$(242)

[1]Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain	[3]	Unrealized depreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2022
Investment securities	$40,411	$3,989		$4,058	$(11,715)	$883			$(3,084)		$(62)	$34,480

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022												$(1,467)

[2]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
			Expected proceeds	N/A	N/A	N/A
		Estimated recovery	EV/EBITDA multiple	7.5x	7.5x	Increase
		value	DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A
Bonds, notes & other debt instruments	$4,828	Yield analysis	Yield	15.7%-16.0%	15.8%	Decrease
			Transaction price	N/A	N/A	N/A
		Transaction	Net adjustment (decrease) based on movement of market comparables	10%	10%
Convertible bonds & notes	79	Transaction	Transaction price	N/A	N/A	N/A
			Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
		Estimated recovery	Vendor price	N/A	N/A	N/A
		value	Risk discount	90%	90%	Decrease
Common stocks	26,932		Net adjustment (decrease) based on movement of market comparables	20%	20%	Decrease
			EV/EBITDA multiple	3.7x	3.7x	Increase
		Market comparable	EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
		companies	DLOM	17%	17%	Decrease
		Transaction	Transaction price	N/A	N/A	N/A
			Discount for lack of certainty	5%	5%	Decrease
		Indicative market quotation	Broker quote	N/A	N/A	N/A
		Indicative market quotation	Broker quote	N/A	N/A	N/A
Preferred securities	2,629	Market comparable	EV/EBITDA multiple	3.5x	3.5x	Increase
		companies	DLOM	30%	30%	Decrease
Rights & warrants	12	Indicative market quotation	Broker quote	N/A	N/A	N/A
Total	$34,480

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	303

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 71,406	$–	$ 71,406
U.S. Treasury bonds & notes	–	10,720	–	10,720
Asset-backed obligations	–	2,388	–	2,388
Short-term securities	–	22,857	–	22,857
Total	$ –	$107,371	$–	$107,371

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 49	$ –	$–	$ 49
Unrealized appreciation on centrally cleared interest rate swaps	–	790	–	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	–	–	(124)
Total	$ (75)	$ 790	$–	$715

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 723,593	$–	$ 723,593
U.S. Treasury bonds & notes	–	597,122	–	597,122
Federal agency bonds & notes	–	79,196	–	79,196
Short-term securities	–	318,094	–	318,094
Total	$ –	$1,718,005	$–	$1,718,005

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 14,523	$ –	$–	$ 14,523
Unrealized appreciation on centrally cleared interest rate swaps	–	30,519	–	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	–	–	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	–	(21,723)	–	(21,723)
Total	$ (3,176)	$ 8,796	$–	$ 5,620

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304	American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series	305

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306	American Funds Insurance Series

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates –i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series	307

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308	American Funds Insurance Series

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk – As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series	309

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received

Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Small Capitalization Fund	$ 59,781	$ 58,725	$ 4,519	$ 52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310	American Funds Insurance Series

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments – Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts – The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	311

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts – Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps – Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312	American Funds Insurance Series

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps	Credit default swaps
New World Fund	Not applicable	$25,541	$4,534		Not applicable	$2,230
International Growth and Income Fund	Not applicable	Not applicable	785		Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97	*	$24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable		Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040		35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045		516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743		384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable		Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable		4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable		1,287,321	Not applicable
Managed Risk Growth Fund	$269,349	170,792	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable		Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$159	Unrealized depreciation[1]	$ 66

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–[2]	Unrealized depreciation on open forward currency contracts	50

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	2	Unrealized depreciation[1]	–
			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$100	Net unrealized appreciation on futures contracts	$129

Forward currency	Currency	Net realized gain on forward currency contracts	379	Net unrealized depreciation on forward currency contracts	(30)

Swap	Credit	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	2
			$477		$101

International Growth and Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$–
		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(54)	Net unrealized appreciation on forward currency contracts	$5

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 60	Unrealized depreciation[1]	$139

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,900	Unrealized depreciation[1]	380

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47

			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(7,468)	Net unrealized depreciation on futures contracts	$(311)

Forward currency	Currency	Net realized gain on forward currency contracts	7	Net unrealized depreciation on forward currency contracts	(2)

Swap	Interest	Net realized gain on swap contracts	1,864	Net unrealized appreciation on swap contracts	69

Swap	Credit	Net realized gain on swap contracts	45	Net unrealized depreciation on swap contracts	(33)

			$(5,552)		$(277)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$2,319	Unrealized depreciation[1]	$3,485

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	1,623

			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$65,437	Net unrealized appreciation on futures contracts	$13,070

Swap	Credit	Net realized loss on swap	(73)	Net unrealized depreciation on	(1,575)

		contracts		swap contracts

			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 58	Unrealized depreciation[1]	$ 431

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	686	Unrealized depreciation on open forward currency contracts	150

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8	Unrealized depreciation[1]	1,017

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	–

			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 539	Net unrealized depreciation on futures contracts	$(454)

Forward currency	Currency	Net realized loss on forward currency contracts	(1,292)	Net unrealized appreciation on forward currency contracts	725

Swap	Interest	Net realized gain on swap contracts	94	Net unrealized depreciation on swap contracts	(772)

Swap	Credit	Net realized gain on swap contracts	48	Net unrealized appreciation on swap contracts	9

			$(611)		$(492)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 6,241	Unrealized depreciation[1]	$13,194

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,821	Unrealized depreciation on open forward currency contracts	174

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	15,705	Unrealized depreciation[1]	6,629

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	7,009

			$25,767		$27,006

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(136,499)	Net unrealized depreciation on futures contracts	$ (6,976)

Forward currency	Currency	Net realized gain on forward currency contracts	1,795	Net unrealized appreciation on forward currency contracts	4,002

Swap	Interest	Net realized gain on swap contracts	26,807	Net unrealized appreciation on swap contracts	20,061

Swap contracts	Credit	Net realized gain on swap	1,436	Net unrealized depreciation on swap contracts	(7,083)

			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 672	Unrealized depreciation[1]	$ 4,659

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,008	Unrealized depreciation on open forward currency contracts	2,455

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	10,966

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	486	Unrealized depreciation[1]	19

			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (7,447)	Net unrealized depreciation on futures contracts	$(3,811)

Forward currency	Currency	Net realized loss on forward currency contracts	(18,216)	Net unrealized appreciation on forward currency contracts	4,071

Swap	Interest	Net realized loss on swap contracts	(2,331)	Net unrealized depreciation on swap contracts	(7,110)

Swap	Credit	Net realized gain on swap contracts	1,535	Net unrealized appreciation on swap contracts	549

			$(26,459)		$(6,301)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$10	Unrealized depreciation[1]	$ 98

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	154

			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$1,533	Net unrealized appreciation on futures contracts	$123

Swap	Credit	Net realized loss on swap contracts	(82)	Net unrealized depreciation on swap contracts	(161)

			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 49	Unrealized depreciation[1]	$124

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	790	Unrealized depreciation[1]	—

			$839		$124

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(2,688)	Net unrealized depreciation on futures contracts	$ (79)

Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized depreciation on swap contracts	(1,585)

			$ 459		$(1,664)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$14,523	Unrealized depreciation[1]	$17,699

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	30,519	Unrealized depreciation[1]	21,723

			$45,042		$39,422

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(52,928)	Net unrealized depreciation on futures contracts	$ (3,785)

Swap	Interest	Net realized gain on swap contracts	20,919	Net unrealized depreciation on swap contracts	(7,297)

			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 205	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	47	Unrealized depreciation[1]	61

Futures	Equity	Unrealized appreciation[1]	7,547	Unrealized depreciation[1]	1

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	47
			$7,799		$109

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (3,857)	Net unrealized appreciation on investments in unaffiliated issuers	$ 399

Futures	Currency	Net realized gain on futures contracts	463	Net unrealized appreciation on futures contracts	52

Futures	Equity	Net realized gain on futures contracts	12,863	Net unrealized appreciation on futures contracts	8,762

Futures	Interest	Net realized loss on futures contracts	(11,442)	Net unrealized appreciation on futures contracts	10
			$ (1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 169	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	–	Unrealized depreciation[1]	–

Futures	Equity	Unrealized appreciation[1]	1,024	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	13

			$1,193		$13

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,108)	Net unrealized appreciation on investments in unaffiliated issuers	$ 327

Futures	Currency	Net realized gain on futures contracts	–	Net unrealized appreciation on futures contracts	–

Futures	Equity	Net realized gain on futures contracts	6,799	Net unrealized appreciation on futures contracts	57

Futures	Interest	Net realized loss on futures contracts	(2,792)	Net unrealized appreciation on futures contracts	1,337
			$ 2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 274	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	68	Unrealized depreciation[1]	5

Futures	Equity	Unrealized appreciation[1]	2,625	Unrealized depreciation[1]	5

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	81
			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,288)	Net unrealized appreciation on investments in unaffiliated issuers	$ 51

Futures	Currency	Net realized gain on futures contracts	270	Net unrealized appreciation on futures contracts	68

Futures	Equity	Net realized gain on futures contracts	1,194	Net unrealized appreciation on futures contracts	2,690

Futures	Interest	Net realized loss on futures contracts	(6,007)	Net unrealized depreciation on futures contracts	(53)
			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 2,485	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	433	Unrealized depreciation[1]	74

Futures	Equity	Unrealized appreciation[1]	16,502	Unrealized depreciation[1]	33

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(38,643)	Net unrealized appreciation on investments in unaffiliated issuers	$ 7,712

Futures	Currency	Net realized gain on futures contracts	1,635	Net unrealized appreciation on futures contracts	368

Futures	Equity	Net realized loss on futures contracts	(12,730)	Net unrealized appreciation on futures contracts	17,087

Futures	Interest	Net realized loss on futures contracts	(40,727)	Net unrealized depreciation on futures contracts	(116)
			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 383	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	196	Unrealized depreciation[1]	47

Futures	Equity	Unrealized appreciation[1]	13,613	Unrealized depreciation[1]	18

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (5,894)	Net unrealized appreciation on investments in unaffiliated issuers	$ 396

Futures	Currency	Net realized gain on futures contracts	1,468	Net unrealized appreciation on futures contracts	158

Futures	Equity	Net realized loss on futures contracts	(9,987)	Net unrealized appreciation on futures contracts	13,720

Futures	Interest	Net realized loss on futures contracts	(39,248)	Net unrealized depreciation on futures contracts	(55)
			$(53,661)		$14,219

[1]

Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral – Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series	321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund
	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Barclays Bank PLC	$ –	†	$ –	$ –		$ –		$ –†

Liabilities:
Goldman Sachs	$26		$ –	$ –		$ –		$26
JPMorgan Chase	24		–	–		–		24

Total	$50		$ –	$ –		$ –		$50

International Growth and Income Fund
	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
UBS AG	$5		$ –	$ –		$ –		$5

American Funds Global Balanced Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of America	$ 76		$ (29)	$ –		$(47)		$ –
BNP Paribas	66		(47)	–		–		19
Citibank	113		(28)	–		–		85
Goldman Sachs	92		(8)	–		–		84
HSBC Bank	33		(8)	–		–		25
Morgan Stanley	1		(1)	–		–		–
Standard Chartered Bank	272		(1)	–		–		271
UBS AG	33		(23)	–		–		10

Total	$686		$(145)	$ –		$(47)		$494

Liabilities:
Bank of America	$ 29		$ (29)	$ –		$ –		$ –
Bank of New York Mellon	2		–	–		–		2
BNP Paribas	47		(47)	–		–		–
Citibank	28		(28)	–		–		–
Goldman Sachs	8		(8)	–		–		–
HSBC Bank	8		(8)	–		–		–
JPMorgan Chase	3		–	–		–		3
Morgan Stanley	1		(1)	–		–		–
Standard Chartered Bank	1		(1)	–		–		–
UBS AG	23		(23)	–		–		–

Total	$ 150		$(145)	$ –		$ –		$ 5

Refer to the end of the tables for footnotes.

322	American Funds Insurance Series

The Bond Fund of America
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Citibank	$ 63	$(59)	$ –		$ –		$ 4
HSBC Bank	106	(4)	–		–		102
Morgan Stanley	3,652	(16)	–		(2,380)		1,256

Total	$3,821	$(79)	$ –		$(2,380)		$1,362

Liabilities:
Citibank	$ 59	$(59)	$ –		$ –		$ –
HSBC Bank	4	(4)	–		–		–
JPMorgan Chase	95	–	–		–		95
Morgan Stanley	16	(16)	–		–		–

Total	$ 174	$(79)	$ –		$ –		$ 95

Capital World Bond Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of America	$1,728	$(1,013)	$(59)		$ –		$ 656
BNP Paribas	433	(433)	–		–		–
Citibank	105	–	–		–		105
Goldman Sachs	128	(92)	–		–		36
HSBC Bank	215	(123)	–		(92)		–
JPMorgan Chase	89	–	–		–		89
Morgan Stanley	76	(76)	–		–		–
Standard Chartered Bank	3,616	(8)	–		(2,190)		1,418
UBS AG	618	(478)	–		–		140

Total	$7,008	$(2,223)	$(59)		$(2,282)		$2,444

Liabilities:
Bank of America	$1,013	$(1,013)	$ –		$ –		$ –
BNP Paribas	473	(433)	(40)		–		–
Goldman Sachs	92	(92)	–		–		–
HSBC Bank	123	(123)	–		–		–
Morgan Stanley	268	(76)	–		–		192
Standard Chartered Bank	8	(8)	–		–		–
UBS AG	478	(478)	–		–		–

Total	$2,455	$(2,223)	$(40)		$ –		$ 192

*Collateral is shown on a settlement basis.

†Amount less than one thousand.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series	323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$ 782	$ 700	$ 71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	–	–
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

Undistributed ordinary income	$ 18,515	$ 1,947	$ 58,974	$ 15,623	$ 8,333	$ 45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	–	–	89,689
Capital loss carryforward*	–	–	–	(374,845)	–	–

Gross unrealized appreciation on investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation) on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927

Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(2)	1	(1)	–	2,307	–

Refer to the end of the tables for footnote.

324	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund

Undistributed ordinary income	$ 6,716	$ 117,578	$ 1,209	$ 10,957	$ 120,979	$ 2,667
Undistributed long-term capital gains	–	1,825,597	–	–	958,605	44,806
Capital loss carryforward*	(72,176)	–	(23,828)	(28,240)	–	–
Gross unrealized appreciation on investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation) on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	1	(2)	1	–	(5)

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund

Undistributed ordinary income	$ 58,751	$ –	$ 9,376	$ 529	$ 2,708	$ 8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation) on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)

Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(18,935)	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 5,720	$ 1,966	$ 5,613	$ 29,224	$ 35,270

Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	–	12,234	23,718	–	–

Gross unrealized appreciation on investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation) on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)

Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087

Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 47,544	$285,173	$ 332,717	$–	$ 55,655	$ 55,655
Class 1A	209	1,252	1,461	–	39	39
Class 2	94,748	568,298	663,046	–	60,246	60,246
Class 4	13,417	80,475	93,892	–	7,215	7,215

Total	$155,918	$935,198	$1,091,116	$–	$123,155	$123,155

Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$319,915	$1,912,725	$2,232,640	$181,380	$2,073,422	$2,254,802
Class 1A	3,677	23,411	27,088	701	9,031	9,732
Class 2	311,929	2,152,577	2,464,506	167,439	2,610,409	2,777,848
Class 3	4,207	28,163	32,370	2,435	35,107	37,542
Class 4	43,665	340,245	383,910	17,483	340,551	358,034

Total	$683,393	$4,457,121	$5,140,514	$369,438	$5,068,520	$5,437,958

International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 94,903	$448,918	$ 543,821	$131,730	$–	$131,730
Class 1A	281	1,398	1,679	281	–	281
Class 2	86,539	450,228	536,767	105,815	–	105,815
Class 3	431	2,195	2,626	545	–	545
Class 4	9,244	52,350	61,594	10,725	–	10,725

Total	$191,398	$955,089	$1,146,487	$249,096	$–	$249,096

326	American Funds Insurance Series

New World Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 60,201	$129,123	$189,324	$26,785	$ 78,257	$105,042
Class 1A	317	724	1,041	77	273	350
Class 2	26,575	61,661	88,236	9,450	36,498	45,948
Class 4	22,718	56,063	78,781	5,794	28,566	34,360

Total	$109,811	$247,571	$357,382	$42,106	$143,594	$185,700

Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$351,097	$1,068,126	$1,419,223	$104,666	$ –	$104,666
Class 1A	3,359	10,665	14,024	2,211	–	2,211
Class 2	173,751	551,636	725,387	46,652	–	46,652
Class 4	61,406	196,768	258,174	12,620	–	12,620

Total	$589,613	$1,827,195	$2,416,808	$166,149	$ –	$166,149

Capital World Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$32,166	$109,599	$141,765	$14,543	$16,997	$31,540
Class 1A	337	1,188	1,525	99	67	166
Class 2	57,060	205,827	262,887	20,948	29,988	50,936
Class 4	10,246	37,875	48,121	3,094	4,436	7,530

Total	$99,809	$354,489	$454,298	$38,684	$51,488	$90,172

Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$597,601	$1,754,172	$2,351,773	$328,564	$239,575	$568,139
Class 1A	784	2,464	3,248	308	185	493
Class 2	328,556	1,071,265	1,399,821	164,258	145,765	310,023
Class 3	3,597	11,428	15,025	1,864	1,578	3,442
Class 4	41,526	145,017	186,543	16,599	16,418	33,017

Total	$972,064	$2,984,346	$3,956,410	$511,593	$403,521	$915,114

International Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 397	$ 6,104	$ 6,501	$ 4,585	$ –	$ 4,585
Class 1A	147	2,108	2,255	140	–	140
Class 2	4,951	81,276	86,227	6,218	–	6,218
Class 4	3,387	55,677	59,064	3,589	–	3,589

Total	$8,882	$145,165	$154,047	$14,532	$ –	$14,532

American Funds Insurance Series	327

Capital Income Builder

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$17,636	$–	$17,636	$16,222	$–	$16,222
Class 1A	270	–	270	218	–	218
Class 2	354	–	354	315	–	315
Class 4	13,728	–	13,728	13,009	–	13,009

Total	$31,988	$–	$31,988	$29,764	$–	$29,764

Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$476,426	$1,525,081	$2,001,507	$424,814	$579,353	$1,004,167
Class 1A	708	2,098	2,806	423	457	880
Class 2	124,332	440,697	565,029	108,045	154,751	262,796
Class 3	845	2,914	3,759	717	976	1,693
Class 4	142,374	538,249	680,623	107,752	164,028	271,780

Total	$744,685	$2,509,039	$3,253,724	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 72	$ 498	$ 570	$1,680	$ 6,058	$ 7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206

Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$235,158	$60,668	$295,826	$301,454	$133,858	$435,312
Class 1A	7,470	1,700	9,170	408	193	601
Class 2	98,333	27,763	126,096	138,464	69,578	208,042
Class 4	24,749	7,113	31,862	28,710	14,777	43,487

Total	$365,710	$97,244	$462,954	$469,036	$218,406	$687,442

Capital World Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457

Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

328	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$18,444		$–	$18,444		$11,054	$–	$11,054
Class 1A	100		–	100		59	–	59
Class 2	42,707		–	42,707		28,636	–	28,636
Class 3	694		–	694		429	–	429
Class 4	5,827		–	5,827		3,238	–	3,238

Total	$67,772		$–	$67,772		$43,416	$–	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 15		$–	$ 15		$6,294	$3,087	$ 9,381
Class 1A	37		–	37		39	18	57
Class 2	995		–	995		1,448	784	2,232
Class 4	746		–	746		936	551	1,487

Total	$1,793		$–	$1,793		$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 348		$–	$ 348		$–	$–	$–
Class 1A	–	†	–	–	†	–	–	–
Class 2	1,570		–	1,570		–	–	–
Class 3	26		–	26		–	–	–
Class 4	293		–	293		–	–	–

Total	$2,237		$–	$2,237		$–	$–	$–

U.S. Government Securities Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$10,360		$–	$10,360		$ 30,987	$ 9,355	$ 40,342
Class 1A	153		–	153		389	129	518
Class 2	42,631		–	42,631		108,143	36,124	144,267
Class 3	292		–	292		714	234	948
Class 4	7,040		–	7,040		17,596	6,057	23,653

Total	$60,476		$–	$60,476		$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series	329

Managed Risk Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 162	$ 1,634	$ 1,796	$ 106	$ 409	$ 515
Class P2	6,629	81,821	88,450	3,159	23,710	26,869

Total	$6,791	$83,455	$90,246	$3,265	$24,119	$27,384

Managed Risk International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 69	$–	$ 69	$ 14	$–	$ 14
Class P2	4,206	–	4,206	917	–	917

Total	$4,275	$–	$4,275	$931	$–	$931

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 127	$–	$ 127	$ 40	$–	$ 40
Class P2	14,544	–	14,544	5,979	–	5,979

Total	$14,671	$–	$14,671	$6,019	$–	$6,019

Managed Risk Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$43,232	$44,484	$87,716	$30,716	$29,380	$60,096
Class P2	5,626	6,461	12,087	3,713	4,359	8,072

Total	$48,858	$50,945	$99,803	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 176	$ 254	$ 430	$ 114	$–	$ 114
Class P2	51,616	86,918	138,534	38,113	–	38,113

Total	$51,792	$87,172	$138,964	$38,227	$–	$38,227

†Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330	American Funds Insurance Series

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
	Rates		Net asset levels (in billions)		Rates		Net asset levels (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.690%	.445%	$ .6	$ 8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series	331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2022, before waiver	For the year ended December 31, 2022, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332	American Funds Insurance Series

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,002
Class 1A	$ –	$ 37	4
Class 2	8,754	Not applicable	1,050
Class 4	1,500	1,500	180

Total class-specific expenses	$10,254	$1,537	$2,236

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 4,542
Class 1A	$ –	$ 407	49
Class 2	41,888	Not applicable	5,026
Class 3	403	Not applicable	67
Class 4	6,532	6,532	784

Total class-specific expenses	$48,823	$6,939	$10,468

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$308
Class 1A	$ –	$ 11	1
Class 2	4,837	Not applicable	581
Class 4	688	688	83

Total class-specific expenses	$5,525	$699	$973

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,036
Class 1A	$ –	$ 26	3
Class 2	8,573	Not applicable	1,029
Class 3	30	Not applicable	5
Class 4	982	982	118

Total class-specific expenses	$9,585	$1,008	$2,191

American Funds Insurance Series	333

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 535
Class 1A	$ –	$ 25	3
Class 2	2,101	Not applicable	252
Class 4	1,898	1,898	228

Total class-specific expenses	$3,999	$1,923	$1,018

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$175
Class 1A	$ –	$ 15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58

Total class-specific expenses	$3,172	$499	$558

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 4
Class 1A	$ –	$ 12	2
Class 2	432	Not applicable	52
Class 4	294	294	35

Total class-specific expenses	$726	$306	$93

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$4,850
Class 1A	$ –	$ 62	8
Class 2	11,503	Not applicable	1,380
Class 3	55	Not applicable	9
Class 4	14,002	14,002	1,680

Total class-specific expenses	$25,560	$14,064	$7,927

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$2,100
Class 1A	$ –	$ 354	43
Class 2	7,903	Not applicable	948
Class 4	2,027	2,027	243

Total class-specific expenses	$9,930	$2,381	$3,334

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,738
Class 1A	$ –	$ 243	29
Class 2	7,376	Not applicable	885
Class 4	2,639	2,639	317

Total class-specific expenses	$10,015	$2,882	$2,969

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 6,289
Class 1A	$ –	$ 73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505

Total class-specific expenses	$35,861	$4,286	$10,612

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$170
Class 1A	$ –	$ 24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160

Total class-specific expenses	$1,368	$1,362	$337

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 31
Class 1A	$ –	$ 7	1
Class 2	428	Not applicable	51
Class 4	293	293	35

Total class-specific expenses	$721	$300	$118

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$222
Class 1A	$ –	$ 4	–	*
Class 2	2,109	Not applicable	253
Class 4	142	142	17

Total class-specific expenses	$2,251	$146	$492

Refer to the end of the tables for footnote.

334	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 71
Class 1A	$ –	$ 3	–	*
Class 2	1,440	Not applicable	173
Class 3	16	Not applicable	3
Class 4	200	200	24

Total class-specific expenses	$1,656	$203	$271

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 14
Class 1A	$ –	$ –	–	*
Class 2	707	Not applicable	85
Class 3	9	Not applicable	1
Class 4	173	173	21

Total class-specific expenses	$889	$173	$121

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 3
Class 1A	$ –	$ 4	1
Class 2	127	Not applicable	15
Class 4	101	101	12

Total class-specific expenses	$228	$105	$31

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 81
Class 1A	$ –	$ 10	1
Class 2	2,967	Not applicable	356
Class 3	15	Not applicable	3
Class 4	512	512	62

Total class-specific expenses	$3,494	$522	$503

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 25
Class P2	$1,219	1,219

Total class-specific expenses	$1,219	$1,244

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 6
Class P2	$824	824

Total class-specific expenses	$824	$830

Managed Risk Asset Allocation Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 18
Class P2	$5,935	5,935

Total class-specific expenses	$5,935	$5,953

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 4
Class P2	$342	342

Total class-specific expenses	$342	$346

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,945
Class P2	$720	720

Total class-specific expenses	$720	$5,665

*Amount less than one thousand.

American Funds Insurance Series	335

Miscellaneous fee reimbursements – CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Decrease in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21		$(11)	$10
Global Small Capitalization Fund	10		(5)	5
Growth Fund	99		(54)	45
International Fund	21		(11)	10
New World Fund	10		(5)	5
Washington Mutual Investors Fund	27		(16)	11
Capital World Growth and Income Fund	5		(3)	2
Growth-Income Fund	98		(56)	42
International Growth and Income Fund	1		– *	1
Capital Income Builder	3		(2)	1
Asset Allocation Fund	73		(43)	30
American Funds Global Balanced Fund	1		(1)	–	*
The Bond Fund of America	31		(19)	12
Capital World Bond Fund	5		(3)	2
American High-Income Trust	3		(1)	2
American Funds Mortgage Fund	–	*	– *	–	*
Ultra-Short Bond Fund	1		(1)	–	*
U.S. Government Securities Fund	5		(3)	2
Managed Risk Growth Fund	2		(1)	1
Managed Risk International Fund	–	*	– *	–	*
Managed Risk Washington Mutual Investors Fund	1		(1)	–	*
Managed Risk Growth-Income Fund	6		(4)	2
Managed Risk Asset Allocation Fund	7		(4)	3

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF – Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

Fund	Purchases	Sales	Net realized (loss) gain
Global Growth Fund	$ 49,680	$ 71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series	337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$ 280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077

Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$ 597,636	19,200

Year ended December 31, 2021
Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515

Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$187,481	9,235	$ 331,498	19,030	$ (570,697)	(21,774)	$ (51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645

Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$ (723,872)	(30,226)	$ 721,994	51,877

Year ended December 31, 2021
Class 1	$216,763	6,235	$ 55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973

Total net increase (decrease)	$370,158	10,800	$ 123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746

Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

Year ended December 31, 2021
Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950

Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254

Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Year ended December 31, 2021
Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380

Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098

Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$ (77,021)	(1,240)

Year ended December 31, 2021
Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$ 118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990

Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$ 176,091	5,484

Washington Mutual Investors Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$ 699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643

Total net increase (decrease)	$ 632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021
Class 1	$ 740,227	42,419	$ 104,068	6,017	$(1,150,862)	(70,448)	$ (306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310

Total net increase (decrease)	$1,076,419	63,170	$ 165,551	9,631	$(1,730,230)	(106,418)	$ (488,260)	(33,617)

Capital World Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$ (10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093

Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$ 175,376	18,688

Year ended December 31, 2021
Class 1	$171,552	9,531	$ 30,555	1,698	$(117,328)	(6,578)	$ 84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321

Total net increase (decrease)	$246,410	13,800	$ 89,186	4,972	$(350,564)	(19,757)	$ (14,968)	(985)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059

Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

Year ended December 31, 2021
Class 1	$ 778,306	12,603	$ 567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340

Total net increase (decrease)	$1,238,633	20,199	$ 914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 2,793	220	$ 6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231

Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Year ended December 31, 2021
Class 1	$48,015	2,368	$ 4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898

Total net increase (decrease)	$86,234	4,302	$ 14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$ 80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238

Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$ 109,402	9,586

Year ended December 31, 2021
Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505

Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$ (81,691)	(6,794)

Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537

Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Year ended December 31, 2021
Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010

Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$37,857	3,046	$ 570	44	$(45,473)	(3,593)	$ (7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)

Total net increase (decrease)	$51,988	4,145	$ 2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

Year ended December 31, 2021
Class 1	$ 9,259	623	$ 7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816

Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$ (4,816)	(307)

The Bond Fund of America
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$ (915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326

Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$ (959,150)	(89,811)

Year ended December 31, 2021
Class 1	$2,441,954	212,866	$432,376	38,456	$ (737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840

Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)

Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021
Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859

Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$ (51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 29,406	3,042	$17,917	2,062	$ (58,971)	(6,116)	$ (11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112

Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$ (59,810)	(5,924)

Year ended December 31, 2021
Class 1	$160,559	15,547	$10,757	1,060	$ (19,514)	(1,906)	$ 151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649

Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 784	78	$ 15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249

Total net increase (decrease)	$15,331	1,562	$ 1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Year ended December 31, 2021
Class 1	$35,679	3,267	$ 9,382	880	$ (27,270)	(2,517)	$ 17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714

Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$ (38,526)	(3,561)	$ 29,279	2,699

Refer to the end of the tables for footnotes.

344	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	–	–	–	†	–	†	–	–	– †	– †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077

Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

Year ended December 31, 2021
Class 1	$16,242	1,439	$–		–		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	–	–	–		–		–	–	–	–
Class 2	86,233	7,864	–		–		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	–		–		(915)	(83)	338	30
Class 4	35,704	3,232	–		–		(29,389)	(2,660)	6,315	572

Total net increase (decrease)	$139,432	12,648	$–		–		$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund
	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)

Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021
Class 1	$213,039	17,786	$38,963		3,337		$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)

Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund
	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722

Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Year ended December 31, 2021
Class P1	$3,593	199	$515		30		$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)

Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	345

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)

Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Year ended December 31, 2021
Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)

Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)

Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021
Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)

Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)

Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021
Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)

Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)

Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

Year ended December 31, 2021
Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)

Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,020,468	$1,224,731		$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842		10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117		9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	–	–		–	–	5	–
Non-U.S. taxes paid on realized gains	1,408	5,338		–	8,023	4,440	–
Non-U.S. taxes provided on unrealized appreciation	5,103	9,184		–	25,364	8,906	–

	Capital World Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$749,437	$8,339,283		$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349		139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673		744	1,500	9,616	372
Non-U.S. taxes paid on interest income	–	–		–	–	–	11
Non-U.S. taxes paid on realized gains	173	–	†	51	46	–	43
Non-U.S. taxes provided on unrealized appreciation	568	–		58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$–	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	–	9,100,700
Non-U.S. taxes paid on interest income	22	135	–	–	–	–
Non-U.S. taxes paid on realized gains	–	333	–	–	–	–
Non-U.S. taxes provided on unrealized appreciation	–	117	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

348	American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Global Growth Fund

Class 1:
12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104	.53%	.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55	.55	.98

Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80	.80	.77

Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80	.80	.73

Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund

Class 1:
12/31/2022	$34.17	$.05	$(9.50)	$(9.45)	$–	$(8.50)	$(8.50)	$16.22	(29.37)%	$916		.72%	.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	–	(.77)	(.77)	34.17	6.98	1,707		.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75	.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73	.73	.42

Class 1A:
12/31/2022	33.93	– [4]	(9.43)	(9.43)	–	(8.50)	(8.50)	16.00	(29.54)	4		.97	.94	– [5]
12/31/2021	32.49	(.07)	2.28	2.21	–	(.77)	(.77)	33.93	6.73	5		.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99	.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	–	[6]	.98	.98	.21

Class 2:
12/31/2022	32.94	– [4]	(9.14)	(9.14)	–	(8.50)	(8.50)	15.30	(29.55)	1,762		.97	.94	– [5]
12/31/2021	31.56	(.10)	2.25	2.15	–	(.77)	(.77)	32.94	6.74	2,521		.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98	.98	.17

Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	–	(8.50)	(8.50)	15.28	(29.69)	261		1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	–	(.77)	(.77)	32.96	6.43	344		1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	– [4]	(1.58)	(1.58)	26.16	31.24	206		1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2022	$127.58	$.58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$76.29	(29.75)%	$13,660	.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34	.81
Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59	.60
Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59	.55
Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52	.62
Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

International Fund

Class 1:
12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157	.54%	1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	–	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	–	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53	1.62
Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	–	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	–	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78	1.32
Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	–	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	–	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78	1.40
Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	–	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	–	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71	1.48
Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	–	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	–	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

New World Fund

Class 1:
12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610	.68%	.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77	.77	1.11
Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91
Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85
Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Washington Mutual Investors Fund

Class 1:
12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507	.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41	.41	2.13
Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66	.66	1.84
Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66	.66	1.88
Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91	.91	1.62

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital World Growth and Income Fund

Class 1:
12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$548	.57%	.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63	.63	1.94
Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88	.88	1.74
Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88	.88	1.70
Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

Growth-Income Fund

Class 1:
12/31/2022	$67.35	$.85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692	.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28	1.65
Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53	1.43
Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53	1.40
Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46	1.47
Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78	1.15

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

International Growth and Income Fund

Class 1:
12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$8.94	(15.00)%	$13	.64%	.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	–	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	–	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	–	(.43)	15.35	(11.00)	1,034	.65	.65	2.62
Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	–	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	–	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	–	(.39)	15.33	(11.24)	2	.90	.90	2.35
Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	–	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	–	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	–	(.39)	15.30	(11.23)	230	.90	.90	2.38
Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	–	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	–	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	–	(.36)	15.22	(11.46)	71	1.15	1.15	2.10
Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital Income Builder

Class 1:
12/31/2022	$12.17	$.37	$(1.21)	$(.84)	$(.34)	$–	$(.34)	$10.99	(6.90)%	$586	.44%	.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	–	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	–	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	–	(.32)	10.73	18.16	533	.53	.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54	.54	3.08
Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	–	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	–	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	–	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	–	(.30)	10.72	17.90	6	.78	.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79	.79	2.82
Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	–	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	–	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	–	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	–	(.29)	10.72	17.89	6	.78	.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79	.79	2.83
Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	–	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	–	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	–	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	–	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138	.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28	2.04
Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53	1.82
Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53	1.78
Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46	1.85
Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

American Funds Global Balanced Fund

Class 1:
12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$–	$(.07)	$(.07)	$12.55	(14.33)%	$96	.59%	.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72	.72	1.82
Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98	.98	1.44
Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97	.97	1.57
Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	–	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

The Bond Fund of America

Class 1:
12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$9.41	(12.26)%	$6,370	.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	–	(.31)	11.17	9.70	6,481	.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38	.38	2.70
Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	–	(.30)	11.13	9.36	7	.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63	.63	2.50
Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	–	(.29)	11.02	9.36	3,561	.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63	.63	2.45
Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	–	(.27)	11.00	9.08	502	.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital World Bond Fund

Class 1:
12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$9.55	(17.43)%	$663	.51%	.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	–	(.22)	12.12	8.08	1,077	.58	.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57	.57	2.56
Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	–	(.19)	12.10	7.75	1	.83	.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82	.82	2.36
Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	–	(.19)	12.03	7.77	1,002	.83	.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82	.82	2.32
Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	–	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

American High-Income Trust

Class 1:
12/31/2022	$10.19	$.56	$(1.47)	$(.91)	$(.75)	$–	$(.75)	$8.53	(9.01)%	$224	.47%	.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	–	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	–	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	–	(.66)	9.87	12.85	525	.51	.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	–	(.65)	9.34	(2.15)	501	.50	.50	6.32
Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	–	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	–	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	–	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	–	(.63)	9.86	12.61	1	.75	.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	–	(.63)	9.33	(2.35)	1	.75	.75	6.11
Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	–	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	–	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	–	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	–	(.63)	9.70	12.55	667	.76	.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	–	(.62)	9.19	(2.34)	661	.75	.75	6.07
Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	–	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	–	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	–	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	–	(.64)	9.92	12.70	10	.69	.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	–	(.63)	9.38	(2.33)	10	.68	.68	6.14
Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	–	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	–	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	–	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	–	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	–	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]

American Funds Mortgage Fund

Class 1:
12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$–	$(.15)	$9.45	(9.76)%	$1	.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	–	(.28)	10.56	5.30	210	.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	–	(.23)	10.30	.58	209	.48	.48	1.97
Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	–	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	–	(.25)	10.55	5.09	1	.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	–	(.22)	10.28	.36	1	.73	.73	1.77
Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	–	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	–	(.26)	10.54	5.04	56	.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	–	(.20)	10.28	.32	57	.73	.73	1.72
Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	–	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	–	(.24)	10.44	4.80	28	.97	.97	1.71
12/31/2018	10.38	.15	(.15)	– [4]	(.19)	–	(.19)	10.19	.07	24	.98	.98	1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights  (continued)

		income (Loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2022	$11.27	$.17	$(.01)		$.16	$(.08)	$–	$(.08)	$11.35	1.42%	$51		.32%	1.48%
12/31/2021	11.31	(.03)	(.01)		(.04)	–	–	–	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	–	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	–	[4]	.22	(.23)	–	(.23)	11.30	1.92	30		.36	1.92
12/31/2018	11.29	.18	–	[4]	.18	(.16)	–	(.16)	11.31	1.58	37		.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)		.15	(.08)	–	(.08)	11.35	1.32	–	[6]	.31	1.40
12/31/2021	11.31	(.03)	–	[4]	(.03)	–	–	–	11.28	(.27)	–	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	–	(.03)	11.31	.32	–	[6]	.35	.26
12/31/2019	11.31	.22	–	[4]	.22	(.23)	–	(.23)	11.30	1.92	–	[6]	.37	1.90
12/31/2018	11.29	.18	–	[4]	.18	(.16)	–	(.16)	11.31	1.58	–	[6]	.35	1.60
Class 2:
12/31/2022	10.93	.13	–	[4]	.13	(.06)	–	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	–	[4]	(.06)	–	–	–	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	– [4]	–	[4]	– [4]	(.02)	–	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	–	[4]	.18	(.20)	–	(.20)	11.01	1.62	230		.61	1.66
12/31/2018	11.01	.15	–	[4]	.15	(.13)	–	(.13)	11.03	1.36	247		.60	1.34
Class 3:
12/31/2022	11.07	.13	–	[4]	.13	(.06)	–	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	–	[4]	(.05)	–	–	–	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	– [4]	.02		.02	(.03)	–	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	–	[4]	.20	(.21)	–	(.21)	11.13	1.76	3		.54	1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	–	(.13)	11.14	1.38	4		.53	1.42
Class 4:
12/31/2022	11.00	.12	(.03)		.09	(.04)	–	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	–	–	–	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	–	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	–	[4]	.16	(.18)	–	(.18)	11.13	1.40	22		.86	1.40
12/31/2018	11.13	.12	.01		.13	(.11)	–	(.11)	11.15	1.14	18		.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]

U.S. Government Securities Fund

Class 1:
12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$–	$(.44)	$9.99	(10.75)%	$242	.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	–	(.28)	12.34	5.69	1,418	.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	–	(.25)	11.94	.91	1,445	.36	.36	2.02
Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	–	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	–	(.26)	12.32	5.42	2	.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	–	(.23)	11.93	.70	1	.61	.61	1.82
Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	–	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	–	(.25)	12.21	5.31	1,343	.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	–	(.21)	11.82	.73	1,323	.61	.61	1.77
Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	–	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	–	(.26)	12.37	5.49	9	.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	–	(.22)	11.97	.71	9	.54	.54	1.84
Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	–	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	–	(.23)	12.22	5.14	124	.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	–	(.20)	11.84	.50	91	.86	.86	1.53

Refer to the end of the tables for footnotes.

366	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimburse- ments[7]		Ratio of expenses to average net assets after waivers/ reimburse- ments2,[7]				Ratio of net income to average net assets[2]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)						Net effective expense ratio2,8,[9]

Managed Risk Growth Fund

Class P1:
12/31/2022	$18.53	$.06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$9		.41%		.36%		.69%		.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]

Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46

Managed Risk International Fund

Class P1:
12/31/2022	$10.55	$.15	$(1.75)	$(1.60)	$(.34)	$–	$(.34)	$8.61	(15.27)%[10]	$2		.44%[10]		.37%[10]		.87%[10]		1.70%[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	–	(.09)	10.55	(3.92)[10]	2		.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2		.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1		.41	[10]	.33	[10]	.84	[10]	1.64	[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	–	[6]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]

Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	–	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	–	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49

Managed Risk Washington Mutual Investors Fund

Class P1:
12/31/2022	$12.95	$.23	$(1.38)	$(1.15)	$(.56)	$–	$(.56)	$11.24	(8.92)%[10]	$3		.41%[10]		.36%[10]		.75%[10]		1.96%[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	–	(.24)	12.95	17.46 [10]	2		.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2		.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1		.38	[10]	.33	[10]	.74	[10]	2.14	[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	–	[6]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]

Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	–	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	–	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[7]	Ratio of expenses to average net assets after waivers/ reimburse- ments2,[7]		Ratio of net income to average net assets[2]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Net effective expense ratio2,8,[9]

Managed Risk Growth-Income Fund

Class P1:
12/31/2022	$15.73	$.18	$(2.79)	$(2.61)	$(.30)	$(.31)	$(.61)	$12.51	(16.74)%	$1,833	.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)

Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25

Managed Risk Asset Allocation Fund

Class P1:
12/31/2022	$15.33	$.24	$(2.34)	$(2.10)	$(.32)	$(.48)	$(.80)	$12.43	(13.75)%	$7	.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	–	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67

Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	–	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights  (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[11,12]	Year ended December 31,
	2022	2021	2020	2019	2018

Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76

Portfolio turnover rate for all share classes including mortgage dollar roll transactions[11,12]	Year ended December 31,
	2022	2021	2020	2019	2018

Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	– [13]	– [13]	– [13]	– [13]	– [13]
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]Amount	less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]

This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.

[9]	Unaudited.
[10]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds“) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses.

Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	371

Expense example  (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio

Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Expense example  (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio

American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Expense example  (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period	[1,2]	Annualized expense ratio [2]	Effective expenses paid during period	[3]	Effective annualized expense ratio [4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$ 968.78	$1.84		.37%	$3.42		.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89		.37	3.52		.69
Class P2 – actual return	1,000.00	967.08	3.07		.62	4.71		.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16		.62	4.84		.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82		.36%	$4.40		.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	4.43		.87
Class P2 – actual return	1,000.00	1,003.52	3.13		.62	5.71		1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16		.62	5.75		1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87		.37%	$3.79		.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89		.37	3.82		.75
Class P2 – actual return	1,000.00	1,004.38	3.18		.63	5.10		1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.14		1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$ 989.69	$1.81		.36%	$3.26		.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.31		.65
Class P2 – actual return	1,000.00	989.03	3.06		.61	4.51		.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11		.61	4.58		.90
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82		.36%	$3.24		.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.26		.64
Class P2 – actual return	1,000.00	1,006.19	3.03		.60	4.50		.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06		.60	4.53		.89

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-today operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	377

This page intentionally left blank.

378	American Funds Insurance Series

This page intentionally left blank.

American Funds Insurance Series	379

This page intentionally left blank.

380	American Funds Insurance Series

This page intentionally left blank.

American Funds Insurance Series	381

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.
Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	383

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with

The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series’ superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]

Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. INGEARX-998-0223P Printed in USA RCG/PHX/8074-S90141 © 2023 Capital Group. All rights reserved.

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real estate equities were under extreme pressure in 2022. Global central banks continued to tighten monetary policy, albeit at a slower pace, in a bid to tame inflationary pressures that remained at historical levels, despite the potential impacts to growth and employment.

Market moves were marked by three distinct phases in consensus thinking in 2022. In stage one, markets moved to price in a change in bond yields, i.e., cost of equity. As sovereign bond yields make up the foundation of the discount rate applied to practically every asset on the planet, the increase in yields seen from the start of the year reduced the valuation of most asset classes. In stage two, markets priced in the impact of increases to cost of debt, first in the early years of company cashflows and then across the full cashflow forecast and out into perpetuity – assuming that the age of ultra-low debt was over. In combination with the increased bond yields, the overall market cost of capital moved substantially during the first half of 2022. In stage three, markets began to price in the impact of higher inflation, higher cost of capital and business and consumer confidence on economies. Consensus began to factor in the risk of top-line weakness, asset value declines and the resultant need for companies to take remedial action to shore up balance sheets.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock Global Real Estate Securities VP, Initial Class returned -28.19%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned -25.01%.

STRATEGY REVIEW

For the fiscal year ended December 31, 2022, Transamerica BlackRock Global Estate Securities VP (the “Portfolio”) underperformed the S&P Developed Property Net Total Return Index.

This underperformance was primarily driven by APAC (Asia-Pacific), where we saw the consolidation, then rapid easing of COVID-19 pandemic restrictions in China. EMEA (Europe, Middle East, and Africa) detraction was principally driven by the impacts of Russia’s invasion of Ukraine on inflation and energy supplies. The underperformance within the U.S. was mainly driven by the negative effects of higher interest rates on demand, as the U.S. Federal Reserve (“Fed”) sought to tamp down rising prices.

VICI Properties, Inc., REIT, Agree Realty Corp., REIT and Digital Realty Trust, Inc., REIT helped relative performance within the North America region, while Realty Income Corp., Outfront Media, Inc., REIT and SL Green Realty Corp., REIT detracted from performance during the fiscal year. Our allocations within U.S. Triple Net, U.S. Industrial and Canadian Residential sectors helped results within the Northern America region during the period, while allocations within U.S. Specialty, U.S. Retail and U.S. Office sectors detracted.

Within the APAC region, Hulic Co. Ltd., Mitsubishi Estate Co. Ltd. and Nippon Building Fund, Inc., REIT helped performance, while GDS Holdings Ltd., Mitsui Fudosan Co. Ltd. and Centuria Capital Group detracted from performance during the fiscal year. Our allocations to Singapore Developers, Japanese Developers and Australian REIT sectors helped performance, while allocations to Chinese Communications, Hong Kong Developers and Japanese REIT sectors detracted.

Within the EMEA region, LEG Immobilien SE, TAG Immobilien AG and AEdifica helped performance, while Vonovia SE, VGP NV and Aroundtown SA detracted from performance during the fiscal year. Allocations to Nordics and Israel regions helped performance, while allocations to Switzerland, Eurozone Communications and Eurozone Industrials sectors detracted from performance in 2022.

During the fiscal year, the Portfolio used CFDs and FX Forwards. These positions detracted from performance.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock (Singapore) Limited

BlackRock International Limited

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Other Investment Company	4.2
Repurchase Agreement	1.2
Net Other Assets (Liabilities) ^	(4.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	(28.19)%	0.34%	2.94%	05/01/1998
S&P Developed Property Net Total Return Index (A)	(25.01)%	(0.17)%	3.38%
Service Class	(28.38)%	0.08%	2.69%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility. The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$929.00	$3.89	$1,021.20	$4.08	0.80%
Service Class	1,000.00	926.70	5.05	1,020.00	5.30	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 7.9%
Centuria Capital Group (A)	2,724,465	$3,162,694
Charter Hall Group, REIT (A)	110,411	900,577
Dexus, REIT	620,747	3,275,426
Goodman Group, REIT (A)	687,243	8,122,909
GPT Group, REIT (A)	447,152	1,278,663
Lendlease Corp. Ltd. (A)	160,811	858,387
National Storage, REIT	2,735,082	4,320,260
NEXTDC Ltd. (A) (B)	971,692	6,020,347
Region RE Ltd., REIT	1,376,043	2,538,942

		30,478,205

Belgium - 1.1%
VGP NV (A)	28,279	2,355,103
Warehouses De Pauw CVA, REIT	67,186	1,920,243

		4,275,346

Canada - 2.6%
Allied Properties, REIT	174,235	3,294,251
Choice Properties, REIT	266,421	2,904,265
Summit Industrial Income, REIT	217,709	3,648,314

		9,846,830

France - 0.5%
Klepierre SA, REIT (B)	78,594	1,811,338

Germany - 1.6%
Vonovia SE	269,458	6,351,475

Hong Kong - 3.7%
CK Asset Holdings Ltd.	764,000	4,703,150
ESR Group Ltd. (C)	100	210
Link, REIT	770,700	5,657,728
Sun Hung Kai Properties Ltd.	201,500	2,757,073
Swire Properties Ltd.	247,800	629,861
Wharf Holdings Ltd. (A)	230,000	676,258

		14,424,280

Israel - 0.5%
Amot Investments Ltd.	109,376	642,450
Azrieli Group Ltd.	16,478	1,098,888

		1,741,338

Japan - 12.7%
Comforia Residential, Inc., REIT	150	338,997
Daito Trust Construction Co. Ltd.	18,000	1,857,056
Daiwa House Industry Co. Ltd.	164,500	3,809,170
Daiwa House Investment Corp., REIT	1,404	3,138,781
GLP J-REIT	1,048	1,208,187
Hankyu Hanshin, Inc., REIT	542	629,800
Heiwa Real Estate Co. Ltd.	8,000	223,408
Heiwa Real Estate, Inc., REIT	613	708,565
Hulic Co. Ltd. (A)	279,700	2,216,459
Japan Hotel Investment Corp., REIT	2,780	1,641,649
Japan Real Estate Investment Corp., REIT	781	3,433,686
Katitas Co. Ltd.	13,200	303,749
Keihanshin Building Co. Ltd.	97,400	948,470
Kenedix Office Investment Corp., REIT	1,021	2,489,485
Mitsubishi Estate Co. Ltd.	318,500	4,152,343
Mitsui Fudosan Co. Ltd.	426,900	7,862,064
Mitsui Fudosan Logistics Park, Inc., REIT	1,105	4,049,871
Nippon Building Fund, Inc., REIT (A)	1,085	4,861,170
Nippon Prologis, Inc., REIT	621	1,459,757
ORIX J-REIT, Inc.	2,081	2,957,227

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyu Fudosan Holdings Corp.	141,100	$ 675,181

		48,965,075

Republic of Korea - 0.6%
ESR Kendall Square Co. Ltd., REIT	570,136	1,802,073
LOTTE Co. Ltd., REIT	150,022	475,815

		2,277,888

Singapore - 2.2%
CapitaLand Integrated Commercial Trust, REIT	2,636,700	4,015,879
Capitaland Investment Ltd.	1,026,600	2,835,912
Cromwell European, REIT	1,088,122	1,747,169

		8,598,960

Spain - 2.2%
Cellnex Telecom SA (C)	148,394	4,911,589
Merlin Properties Socimi SA, REIT	387,384	3,638,773

		8,550,362

Sweden - 1.3%
Castellum AB (A)	414,163	5,010,909

Switzerland - 0.1%
Swiss Prime Site AG	6,451	559,182

United Kingdom - 4.7%
British Land Co. PLC, REIT	830,512	3,966,992
Derwent London PLC, REIT	114,755	3,285,199
Great Portland Estates PLC, REIT	465,472	2,785,525
LXI PLC, REIT	1,744,262	2,374,425
Segro PLC, REIT	280,521	2,589,642
UNITE Group PLC, REIT	272,982	3,003,197

		18,004,980

United States - 56.9%
Agree Realty Corp., REIT	94,109	6,675,151
Alexandria Real Estate Equities, Inc., REIT	47,535	6,924,423
American Tower Corp., REIT	18,725	3,967,079
AvalonBay Communities, Inc., REIT	76,337	12,329,952
Boston Properties, Inc., REIT	68,614	4,636,934
Cousins Properties, Inc., REIT	103,749	2,623,812
Digital Realty Trust, Inc., REIT	8,819	884,281
EPR Properties, REIT	210,615	7,944,398
Equinix, Inc., REIT	24,111	15,793,428
Equity Residential, REIT	95,865	5,656,035
Extra Space Storage, Inc., REIT	39,474	5,809,783
Federal Realty Investment Trust, REIT	20,925	2,114,262
Healthpeak Properties, Inc., REIT	202,001	5,064,165
Host Hotels & Resorts, Inc., REIT	320,894	5,150,349
Hudson Pacific Properties, Inc., REIT	168,295	1,637,510
Invitation Homes, Inc., REIT	257,966	7,646,112
Omega Healthcare Investors, Inc., REIT	89,789	2,509,603
Outfront Media, Inc., REIT	441,105	7,313,521
Physicians Realty Trust, REIT	318,257	4,605,179
Prologis, Inc., REIT	167,561	18,889,152
Public Storage, REIT	41,204	11,544,949
Regency Centers Corp., REIT	49,080	3,067,500
Rexford Industrial Realty, Inc., REIT	155,607	8,502,366
Ryman Hospitality Properties, Inc., REIT	36,469	2,982,435
SBA Communications Corp., REIT	14,238	3,991,054
Simon Property Group, Inc., REIT	80,546	9,462,544

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
SL Green Realty Corp., REIT (A)	77,129	$ 2,600,790
Spirit Realty Capital, Inc., REIT	137,568	5,493,090
STAG Industrial, Inc., REIT	161,590	5,220,973
Sun Communities, Inc., REIT	68,998	9,866,714
UDR, Inc., REIT	162,775	6,304,276
Ventas, Inc., REIT	180,778	8,144,049
VICI Properties, Inc., REIT	396,818	12,856,903
Welltower, Inc., REIT	15,630	1,024,547

		219,237,319

Total Common Stocks (Cost $460,747,648)		380,133,487

OTHER INVESTMENT COMPANY - 4.2%
Securities Lending Collateral - 4.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (D)	16,323,563	16,323,563

Total Other Investment Company (Cost $16,323,563)		16,323,563

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 1.80% (D), dated 12/30/2022, to be repurchased at $4,617,412 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $4,708,889.	$4,616,489	$ 4,616,489

Total Repurchase Agreement (Cost $4,616,489)		4,616,489

Total Investments (Cost $481,687,700)		401,073,539
Net Other Assets (Liabilities) - (4.0)%		(15,488,103)

Net Assets - 100.0%		$385,585,436

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/13/2023	USD	72,928	AUD	109,000	$—	$(1,326)
BNP	01/13/2023	USD	281,345	EUR	265,000	—	(2,590)
BOA	01/13/2023	USD	387,206	AUD	571,000	—	(1,776)
BOA	01/13/2023	USD	323,810	CAD	430,000	6,212	—
BOA	01/13/2023	USD	322,475	CHF	299,000	—	(1,368)
BOA	01/13/2023	USD	3,461,996	EUR	3,422,000	—	(204,513)
BOA	01/13/2023	USD	3,379	GBP	3,000	—	(249)
BOA	01/13/2023	USD	1,985,789	HKD	15,571,000	—	(9,819)
BOA	01/13/2023	USD	929,416	JPY	129,364,000	—	(58,058)
BOA	01/13/2023	USD	1,240,143	SEK	13,432,000	—	(48,108)
BOA	01/13/2023	USD	2,864,525	SGD	4,083,000	—	(184,787)
BOA	01/13/2023	SEK	33,454,000	USD	3,018,383	190,161	—
BOA	01/13/2023	NZD	2,308,000	USD	1,292,824	172,808	—
BOA	01/13/2023	CAD	2,975,000	USD	2,150,671	46,664	—
BOA	01/13/2023	EUR	1,835,000	USD	1,815,433	150,681	—
BOA	01/13/2023	JPY	383,693,000	USD	2,783,918	144,926	—
BOA	01/13/2023	AUD	2,815,000	USD	1,838,242	79,418	—
BOA	01/13/2023	GBP	576,000	USD	679,632	16,975	—
BOA	01/13/2023	SGD	163,000	USD	117,209	4,524	—
BOA	01/13/2023	KRW	536,059,000	USD	409,190	14,839	—
CITI	01/13/2023	USD	4,999,481	AUD	7,942,000	—	(410,843)
CITI	01/13/2023	USD	4,248,068	CAD	5,856,000	—	(77,174)
CITI	01/13/2023	USD	68,288	EUR	64,000	—	(284)
CITI	01/13/2023	USD	605,251	JPY	83,734,000	—	(33,915)
CITI	01/13/2023	USD	2,806,097	KRW	4,004,020,000	—	(361,128)
CITI	01/13/2023	AUD	51,000	USD	31,702	3,040	—
CITI	01/13/2023	EUR	1,925,000	USD	1,962,038	100,506	—
GSI	01/13/2023	USD	1,501,670	AUD	2,389,000	—	(125,787)
GSI	01/13/2023	USD	486,859	SEK	5,421,000	—	(33,064)
GSI	01/13/2023	ILS	18,437,000	USD	5,198,584	49,149	—
GSI	01/13/2023	CAD	696,000	USD	501,478	12,587	—
GSI	01/13/2023	HKD	10,099,000	USD	1,291,835	2,472	—
GSI	01/13/2023	SGD	1,150,000	USD	839,158	19,698	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/13/2023	USD	889,704	AUD	1,374,000	$—	$(46,305)
HSBC	01/13/2023	USD	940,576	CAD	1,268,000	4,031	—
HSBC	01/13/2023	USD	319,418	CHF	313,000	—	(19,588)
HSBC	01/13/2023	USD	780,127	EUR	749,000	—	(22,390)
HSBC	01/13/2023	USD	802,431	ILS	2,811,000	2,335	—
HSBC	01/13/2023	USD	3,253,334	JPY	444,322,000	—	(138,309)
HSBC	01/13/2023	USD	1,655,663	SEK	17,743,000	—	(46,053)
HSBC	01/13/2023	USD	278,797	SGD	386,000	—	(9,481)
HSBC	01/13/2023	SEK	16,208,000	USD	1,507,349	47,146	—
HSBC	01/13/2023	SGD	11,653,000	USD	8,124,196	578,629	—
HSBC	01/13/2023	NOK	4,405,000	USD	409,974	39,916	—
HSBC	01/13/2023	CAD	458,000	USD	334,063	4,215	—
HSBC	01/13/2023	KRW	1,000,378,000	USD	700,992	90,319	—
HSBC	01/13/2023	EUR	1,194,000	USD	1,238,489	40,824	—
HSBC	01/13/2023	AUD	2,985,000	USD	1,946,915	86,555	—
HSBC	01/13/2023	GBP	24,000	USD	28,412	613	—
HSBC	01/13/2023	HKD	17,128,000	USD	2,196,873	—	(1,716)
HSBC	01/13/2023	JPY	189,749,000	USD	1,381,131	67,280	—
JPM	01/13/2023	USD	4,478,426	EUR	4,583,000	—	(432,036)
JPM	01/13/2023	USD	9,867,154	GBP	8,780,000	—	(751,273)
JPM	01/13/2023	USD	6,997,578	JPY	1,022,519,000	—	(807,617)
JPM	01/13/2023	HKD	110,519,000	USD	14,143,451	20,872	—
JPM	01/13/2023	GBP	4,351,000	USD	4,894,913	367,134	—
JPM	01/13/2023	JPY	2,119,638,103	USD	14,546,769	1,633,066	—
JPM	01/13/2023	EUR	376,000	USD	391,629	11,236	—
SSB	01/13/2023	USD	3,911,508	AUD	5,848,000	—	(72,322)
SSB	01/13/2023	USD	868,023	CAD	1,191,000	—	(11,650)
SSB	01/13/2023	USD	465,748	CHF	456,000	—	(28,139)
SSB	01/13/2023	USD	138,106	EUR	130,000	—	(1,183)
SSB	01/13/2023	USD	1,227,348	GBP	1,080,000	—	(78,792)
SSB	01/13/2023	USD	5,430,215	JPY	790,177,000	—	(601,442)
SSB	01/13/2023	USD	206,916	NZD	367,000	—	(26,137)
SSB	01/13/2023	AUD	2,144,000	USD	1,347,925	112,631	—
SSB	01/13/2023	CHF	4,204,000	USD	4,260,907	292,389	—
SSB	01/13/2023	EUR	640,000	USD	626,981	58,748	—
SSB	01/13/2023	CAD	55,000	USD	40,052	571	—
SSB	01/13/2023	GBP	1,213,000	USD	1,447,851	19,136	—
SSB	01/13/2023	SGD	483,000	USD	350,116	10,604	—
SSB	01/13/2023	JPY	395,000	USD	2,868	147	—
UBS	01/13/2023	USD	3,029,003	AUD	4,740,000	—	(200,024)
UBS	01/13/2023	USD	1,158,862	EUR	1,157,000	—	(80,807)
UBS	01/13/2023	USD	2,385	GBP	2,000	—	(34)
UBS	01/13/2023	USD	10,270,997	HKD	80,249,000	—	(13,865)
UBS	01/13/2023	USD	1,811,362	ILS	6,299,000	18,474	—
UBS	01/13/2023	USD	5,268,196	JPY	769,369,000	—	(604,628)
UBS	01/13/2023	EUR	1,383,000	USD	1,350,953	130,864	—
UBS	01/13/2023	JPY	347,024,000	USD	2,353,859	295,080	—
UBS	01/13/2023	GBP	887,000	USD	1,055,736	16,991	—
UBS	01/13/2023	HKD	3,806,000	USD	488,249	—	(465)

Total						$4,964,466	$(5,549,045)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	79.5%	$318,674,793
Real Estate Management & Development	12.6	50,526,758
IT Services	1.5	6,020,347
Diversified Telecommunication Services	1.2	4,911,589

Investments	94.8	380,133,487
Short-Term Investments	5.2	20,940,052

Total Investments	100.0%	$401,073,539

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$229,084,149	$151,049,338	$—	$380,133,487
Other Investment Company	16,323,563	—	—	16,323,563
Repurchase Agreement	—	4,616,489	—	4,616,489

Total Investments	$245,407,712	$155,665,827	$—	$401,073,539

Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$4,964,466	$—	$4,964,466

Total Other Financial Instruments	$—	$4,964,466	$—	$4,964,466

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$(5,549,045)	$—	$(5,549,045)

Total Other Financial Instruments	$—	$(5,549,045)	$—	$(5,549,045)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,036,209, collateralized by cash collateral of $16,323,563 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,081,416. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $4,911,799, representing 1.3% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CURRENCY ABBREVIATIONS (continued):

HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $477,071,211) (including securities loaned of $26,036,209)	$396,457,050
Repurchase agreement, at value (cost $4,616,489)	4,616,489
Cash	30,000
Cash collateral pledged at broker for:
OTC derivatives (A)	360,000
Foreign currency, at value (cost $197,964)	198,314
Receivables and other assets:
Investments sold	7,123
Net income from securities lending	5,381
Shares of beneficial interest sold	19,403
Dividends	1,846,151
Interest	462
Tax reclaims	141,398
Unrealized appreciation on forward foreign currency contracts	4,964,466
Other assets	1,959

Total assets	408,648,196

Liabilities:
Cash collateral received upon return of:
Securities on loan	16,323,563
Cash collateral at broker for:
OTC derivatives (A)	90,000
Payables and other liabilities:
Investments purchased	554,912
Shares of beneficial interest redeemed	155,055
Investment management fees	253,329
Distribution and service fees	15,178
Transfer agent costs	557
Trustees, CCO and deferred compensation fees	4,436
Audit and tax fees	21,312
Custody fees	37,887
Legal fees	4,766
Printing and shareholder reports fees	41,279
Other accrued expenses	11,441
Unrealized depreciation on forward foreign currency contracts	5,549,045

Total liabilities	23,062,760

Net assets	$385,585,436

Net assets consist of:
Capital stock ($0.01 par value)	$417,915
Additional paid-in capital	648,611,166
Total distributable earnings (accumulated losses)	(263,443,645)

Net assets	$385,585,436

Net assets by class:
Initial Class	$315,322,244
Service Class	70,263,192

Shares outstanding:
Initial Class	34,588,502
Service Class	7,203,005

Net asset value and offering price per share:
Initial Class	$9.12
Service Class	9.75

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$22,491,121
Interest income	44,781
Net income from securities lending	143,266
Withholding taxes on foreign income	(1,011,384)

Total investment income	21,667,784

Expenses:
Investment management fees	5,462,565
Distribution and service fees:
Service Class	209,094
Transfer agent costs	7,439
Trustees, CCO and deferred compensation fees	29,628
Audit and tax fees	32,610
Custody fees	160,223
Legal fees	46,180
Insurance fees	632
Dividends, interest and fees for borrowings from CFD	11,814
Other	58,695

Total expenses	6,018,880

Net investment income (loss)	15,648,904

Net realized gain (loss) on:
Investments	(128,865,898)
Swap agreements	(503,901)
Forward foreign currency contracts	646,846
Foreign currency transactions	(445,550)

Net realized gain (loss)	(129,168,503)

Net change in unrealized appreciation (depreciation) on:
Investments	(183,226,701)
Swap agreements	(330,932)
Forward foreign currency contracts	(1,481,821)
Translation of assets and liabilities denominated in foreign currencies	7,243

Net change in unrealized appreciation (depreciation)	(185,032,211)

Net realized and change in unrealized gain (loss)	(314,200,714)

Net increase (decrease) in net assets resulting from operations	$(298,551,810)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$15,648,904	$20,276,340
Net realized gain (loss)	(129,168,503)	47,815,456
Net change in unrealized appreciation (depreciation)	(185,032,211)	71,339,717

Net increase (decrease) in net assets resulting from operations	(298,551,810)	139,431,513

Dividends and/or distributions to shareholders:
Initial Class	(22,344,430)	(22,236,504)
Service Class	(2,418,885)	(2,158,245)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,763,315)	(24,394,749)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,105,407	622,749,896
Service Class	4,719,107	10,489,341

	7,824,514	633,239,237

Dividends and/or distributions reinvested:
Initial Class	22,344,430	22,236,504
Service Class	2,418,885	2,158,245

	24,763,315	24,394,749

Cost of shares redeemed:
Initial Class	(384,083,427)	(117,160,066)
Service Class	(11,884,623)	(17,934,259)

	(395,968,050)	(135,094,325)

Net increase (decrease) in net assets resulting from capital share transactions	(363,380,221)	522,539,661

Net increase (decrease) in net assets	(686,695,346)	637,576,425

Net assets:
Beginning of year	1,072,280,782	434,704,357

End of year	$385,585,436	$1,072,280,782

Capital share transactions - shares:
Shares issued:
Initial Class	292,865	48,908,734
Service Class	408,474	804,641

	701,339	49,713,375

Shares reinvested:
Initial Class	2,203,593	1,771,833
Service Class	222,733	161,063

	2,426,326	1,932,896

Shares redeemed:
Initial Class	(41,259,558)	(9,479,979)
Service Class	(1,017,876)	(1,381,678)

	(42,277,434)	(10,861,657)

Net increase (decrease) in shares outstanding:
Initial Class	(38,763,100)	41,200,588
Service Class	(386,669)	(415,974)

	(39,149,769)	40,784,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.17	$10.69	$13.40	$10.80	$13.15

Investment operations:
Net investment income (loss) (A)	0.24	0.36	0.23	0.27	0.24
Net realized and unrealized gain (loss)	(3.91)	2.43	(0.53)	2.44	(1.48)

Total investment operations	(3.67)	2.79	(0.30)	2.71	(1.24)

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.31)	(1.51)	(0.11)	(1.11)
Net realized gains	—	—	(0.90)	—	—

Total dividends and/or distributions to shareholders	(0.38)	(0.31)	(2.41)	(0.11)	(1.11)

Net asset value, end of year	$9.12	$13.17	$10.69	$13.40	$10.80

Total return	(28.19)%	26.22%	(0.31)%	25.19%	(10.09)%

Ratio and supplemental data:
Net assets end of year (000’s)	$315,322	$965,695	$343,554	$907,719	$353,992
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.79%	0.82%	0.78%	0.92%
Including waiver and/or reimbursement and recapture	0.78%	0.79%	0.82%	0.78%	0.91%
Net investment income (loss) to average net assets	2.14%	2.88%	2.03%	2.17%	2.03%
Portfolio turnover rate	62%	62%	107%	93%	241%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.04	$11.39	$14.09	$11.35	$13.76

Investment operations:
Net investment income (loss) (A)	0.21	0.28	0.21	0.24	0.26
Net realized and unrealized gain (loss)	(4.16)	2.65	(0.53)	2.58	(1.60)

Total investment operations	(3.95)	2.93	(0.32)	2.82	(1.34)

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.28)	(1.48)	(0.08)	(1.07)
Net realized gains	—	—	(0.90)	—	—

Total dividends and/or distributions to shareholders	(0.34)	(0.28)	(2.38)	(0.08)	(1.07)

Net asset value, end of year	$9.75	$14.04	$11.39	$14.09	$11.35

Total return	(28.38)%	25.85%	(0.51)%	24.88%	(10.33)%

Ratio and supplemental data:
Net assets end of year (000’s)	$70,263	$106,586	$91,150	$97,213	$77,284
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.04%	1.06%	1.03%	1.17%
Including waiver and/or reimbursement and recapture	1.03%	1.04%	1.06%	1.03%	1.16%
Net investment income (loss) to average net assets	1.83%	2.16%	1.82%	1.82%	2.06%
Portfolio turnover rate	62%	62%	107%	93%	241%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$16,323,563	$—	$—	$—	$16,323,563
Total Borrowings	$16,323,563	$—	$—	$—	$16,323,563

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Schedule of Investments.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$4,964,466	$—	$—	$—	$4,964,466
Total	$—	$4,964,466	$—	$—	$—	$4,964,466

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(5,549,045)	$—	$—	$—	$(5,549,045)
Total	$—	$(5,549,045)	$—	$—	$—	$(5,549,045)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(503,901)	$—	$—	$(503,901)
Forward foreign currency contracts	—	646,846	—	—	—	646,846
Total	$—	$646,846	$(503,901)	$—	$—	$142,945

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(330,932)	$—	$—	$(330,932)
Forward foreign currency contracts	—	(1,481,821)	—	—	—	(1,481,821)
Total	$—	$(1,481,821)	$(330,932)	$—	$—	$(1,812,753)

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Total return swaps:
Average notional value — long	$2,631,968
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	109,825,807
Average contract amounts sold — in USD	105,046,848

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$827,208	$(508,678)	$—	$318,530	$508,678	$(508,678)	$—	$—
BNP Paribas	—	—	—	—	3,916	—	—	3,916
Citibank, N.A.	103,546	(103,546)	—	—	883,344	(103,546)	(360,000)	419,798
Goldman Sachs International	83,906	(83,906)	—	—	158,851	(83,906)	—	74,945
HSBC Bank USA	961,863	(283,842)	(70,000)	608,021	283,842	(283,842)	—	—
JPMorgan Chase Bank, N.A.	2,032,308	(1,990,926)	—	41,382	1,990,926	(1,990,926)	—	—
State Street Bank & Trust Co.	494,226	(494,226)	—	—	819,665	(494,226)	—	325,439
UBS AG	461,409	(461,409)	—	—	899,823	(461,409)	—	438,414

Total	$4,964,466	$(3,926,533)	$(70,000)	$967,933	$5,549,045	$(3,926,533)	$(360,000)	$1,262,512

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Real estate securities risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the Portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the Portfolio will also be subject to the risks associated with that one area or property type. The value of the Portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2023
Service Class	1.15	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 454,613,181	$ —	$ 807,150,794	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent difference is a prior year equalization true-up adjustment. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. This permanent reclassification is as follows:

Paid-in Capital	Total Distributable Earnings
$ 215,783	$ (215,783)

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 499,994,494	$ 3,496,773	$ (102,001,064)	$ (98,504,291)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 118,788,846	$ 60,499,126

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 24,763,315	$ —	$ —	$ 24,394,749	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,343,801	$ —	$ (179,287,972)	$ —	$ —	$ (98,499,474)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022,and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	52.8%
U.S. Government Agency Obligations	34.1
U.S. Government Obligations	8.3
Short-Term U.S. Government Obligations	4.1
Short-Term U.S. Government Agency Obligation	0.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	0.13
Duration †	0.03

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,012.70	$1.37	$1,023.80	$1.38	0.27%
Service Class	1,000.00	1,012.70	1.37	1,023.80	1.38	0.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.1%
Federal Farm Credit Bank Discount Notes 4.44%, 03/16/2023	$2,735,000	$2,710,713
Federal Farm Credit Banks Funding Corp. 2.25%, 06/07/2023	1,160,000	1,159,959
3-Month SOFR + 0.02%, 4.32% (A), 05/16/2023	5,425,000	5,424,951
3-Month SOFR + 0.03%, 4.33% (A), 07/25/2023	2,415,000	2,414,959
3-Month SOFR + 0.04%, 4.34% (A), 03/10/2023	2,030,000	2,030,058
3-Month SOFR + 0.05%, 4.35% (A), 08/22/2023 - 02/20/2024	13,680,000	13,680,000
3-Month SOFR + 0.06%, 4.36% (A), 11/22/2023 - 01/10/2024	6,020,000	6,020,000
3-Month SOFR + 0.09%, 4.39% (A), 08/26/2024	7,280,000	7,280,000
3-Month SOFR + 0.10%, 4.40% (A), 08/01/2024	1,830,000	1,830,000
4.44% (A), 11/07/2024	5,130,000	5,130,000
Federal Home Loan Bank
2.08%, 02/13/2023	6,545,000	6,545,000
3.25%, 01/09/2023	8,755,000	8,754,958
3.38%, 09/01/2023	5,420,000	5,412,206
3.41%, 02/10/2023	4,190,000	4,189,781
3-Month SOFR + 0.01%, 4.31% (A), 01/04/2023 - 01/25/2023	50,205,000	50,205,000
4.31% (A), 03/23/2023	11,115,000	11,115,000
3-Month SOFR + 0.02%, 4.32% (A), 03/02/2023 - 05/02/2023	14,510,000	14,510,000
4.32% (A), 03/13/2023	17,000,000	17,000,000
3-Month SOFR + 0.03%, 4.33% (A), 02/03/2023 - 03/02/2023	70,345,000	70,345,000
3-Month SOFR + 0.04%, 4.34% (A), 02/13/2023	14,065,000	14,065,000
4.34% (A), 02/17/2023	9,180,000	9,180,000
4.36% (A), 03/10/2023 - 04/18/2023	33,645,000	33,645,000
4.37% (A), 03/27/2023 - 03/28/2023	5,525,000	5,525,000
4.39% (A), 05/23/2023	5,625,000	5,625,000

Total U.S. Government Agency Obligations (Cost $303,797,585)		303,797,585

U.S. GOVERNMENT OBLIGATIONS - 8.3%
U.S. Treasury - 8.3%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + 0.04%, 4.43% (A), 10/31/2023	7,430,000	7,430,000
3-Month Treasury Money Market Yield + 0.05%, 4.45% (A), 01/31/2023	32,000,000	32,000,065
U.S. Treasury Notes
0.13%, 02/28/2023 - 04/30/2023	24,990,000	24,907,380
1.75%, 05/15/2023	2,060,000	2,056,729
2.63%, 02/28/2023	7,380,000	7,395,226

Total U.S. Government Obligations (Cost $73,789,400)		73,789,400

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
Federal Home Loan Bank Discount Notes 4.47% (B), 03/08/2023	$ 4,865,000	$ 4,826,157

Total Short-Term U.S. Government Agency Obligation (Cost $4,826,157)		4,826,157

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.1%
U.S. Treasury Bills
0.64% (B), 01/26/2023	3,800,000	3,798,337
1.17% (B), 02/23/2023	3,335,000	3,329,379
2.18% (B), 05/18/2023	1,350,000	1,339,211
2.75% (B), 01/12/2023	14,245,000	14,233,357
3.58% (B), 03/16/2023	11,870,000	11,785,456
4.62% (B), 11/30/2023	2,010,000	1,928,797

Total Short-Term U.S. Government Obligations (Cost $36,414,537)		36,414,537

REPURCHASE AGREEMENTS - 52.8%
Barclays Capital, Inc., 4.30% (B), dated 12/30/2022, to be repurchased at $66,031,533 on 01/03/2023. Collateralized by U.S. Government Obligations, 1.50% - 3.13%, due 02/15/2025 - 08/31/2029, and with a total value of $67,320,023.	66,000,000	66,000,000
BNP Paribas SA, 4.25% (B), dated 12/30/2022, to be repurchased at $50,023,611 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.00% - 4.60%, due 07/15/2024 - 02/15/2048, and with a total value of $51,000,000.	50,000,000	50,000,000
BNP Paribas SA, 4.30% (B), dated 12/30/2022, to be repurchased at $35,016,722 on 01/03/2023. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 6.50%, due 01/15/2023 - 12/20/2052, and with a total value of $35,771,871.	35,000,000	35,000,000
Citigroup Global Markets, Inc., 4.25% (B), dated 12/30/2022, to be repurchased at $85,040,139 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.38% - 4.13%, due 09/30/2027 - 11/15/2027, and with a total value of $86,700,034.	85,000,000	85,000,000
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $115,526 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $117,827.	115,503	115,503
Goldman Sachs & Co., 4.25% (B), dated 12/30/2022, to be repurchased at $45,021,250 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.00%, due 05/15/2023 - 11/15/2033, and with a total value of $45,900,000.	45,000,000	45,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Goldman Sachs & Co., 4.30% (B), dated 12/30/2022, to be repurchased at $25,011,944 on 01/03/2023. Collateralized by U.S. Government Obligations, 2.76% - 5.50%, due 02/15/2025 - 03/15/2062, and with a total value of $25,500,000.

	$ 25,000,000	$ 25,000,000
JPMorgan Chase & Co., 4.27% (B), dated 12/30/2022, to be repurchased at $30,014,233 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.13% - 2.50%, due 02/15/2024 - 05/15/2024, and with a total value of $30,600,002.	30,000,000	30,000,000
JPMorgan Chase & Co., 4.30% (B), dated 12/30/2022, to be repurchased at $15,007,167 on 01/03/2023. Collateralized by U.S. Government Agency Obligations, 2.50% - 5.50%, due 01/15/2032 - 07/20/2062, and with a total value of $15,300,000.	15,000,000	15,000,000
Merrill Lynch & Co., Inc., 4.25% (B), dated 12/30/2022, to be repurchased at $20,009,444 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a total value of $20,400,032.	20,000,000	20,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Merrill Lynch & Co., Inc., 4.30% (B), dated 12/30/2022, to be repurchased at $49,023,411 on 01/03/2023. Collateralized by U.S. Government Agency Obligations, 3.00% - 5.00%, due 11/20/2047 - 08/20/2051, and with a total value of $49,980,000.

	$ 49,000,000	$ 49,000,000
Toronto-Dominion Bank, 4.27% (B), dated 12/30/2022, to be repurchased at $35,016,606 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.50% - 2.88%, due 06/30/2023 - 02/15/2029, and with a total value of $35,700,098.	35,000,000	35,000,000
Toronto-Dominion Bank, 4.30% (B), dated 12/30/2022, to be repurchased at $15,007,167 on 01/03/2023. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 04/01/2051, and with a value of $15,450,001.	15,000,000	15,000,000

Total Repurchase Agreements (Cost $470,115,503)		470,115,503

Total Investments (Cost $888,943,182)		888,943,182
Net Other Assets (Liabilities) - 0.1%		992,447

Net Assets - 100.0%		$ 889,935,629

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$303,797,585	$—	$303,797,585
U.S. Government Obligations	—	73,789,400	—	73,789,400
Short-Term U.S. Government Agency Obligation	—	4,826,157	—	4,826,157
Short-Term U.S. Government Obligations	—	36,414,537	—	36,414,537
Repurchase Agreements	—	470,115,503	—	470,115,503

Total Investments	$—	$888,943,182	$—	$888,943,182

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $418,827,679)	$418,827,679
Repurchase agreement, at value (cost $470,115,503)	470,115,503
Receivables and other assets:
Shares of beneficial interest sold	312,197
Interest	2,137,396
Due from distributor	141,738
Prepaid expenses	2,253

Total assets	891,536,766

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,174,480
Investment management fees	180,486
Distribution and service fees	141,738
Transfer agent costs	1,047
Trustees, CCO and deferred compensation fees	3,153
Audit and tax fees	16,124
Custody fees	32,348
Legal fees	4,663
Printing and shareholder reports fees	34,978
Other accrued expenses	12,120

Total liabilities	1,601,137

Net assets	$889,935,629

Net assets consist of:
Capital stock ($0.01 par value)	$8,899,411
Additional paid-in capital	881,042,828
Total distributable earnings (accumulated losses)	(6,610)

Net assets	$889,935,629

Net assets by class:
Initial Class	$218,989,593
Service Class	670,946,036

Shares outstanding:
Initial Class	218,991,867
Service Class	670,949,201

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$14,291,983

Total investment income	14,291,983

Expenses:
Investment management fees	2,021,139
Distribution and service fees:
Service Class	1,574,004
Transfer agent costs	9,050
Trustees, CCO and deferred compensation fees	37,145
Audit and tax fees	30,126
Custody fees	127,043
Legal fees	39,562
Printing and shareholder reports fees	14,912
Other	50,018

Total expenses before waiver and/or reimbursement and recapture	3,902,999

Expenses waived and/or reimbursed:
Initial Class	(76,738)
Service Class	(1,795,786)

Net expenses	2,030,475

Net investment income (loss)	12,261,508

Net increase (decrease) in net assets resulting from operations	$12,261,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$12,261,508	$27,967

Net increase (decrease) in net assets resulting from operations	12,261,508	27,967

Dividends and/or distributions to shareholders:
Initial Class	(3,027,452)	(7,402)
Service Class	(9,234,056)	(20,566)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,261,508)	(27,968)

Capital share transactions:
Proceeds from shares sold:
Initial Class	96,163,507	128,565,664
Service Class	299,536,336	184,445,034

	395,699,843	313,010,698

Dividends and/or distributions reinvested:
Initial Class	3,027,489	7,440
Service Class	9,234,192	20,774

	12,261,681	28,214

Cost of shares redeemed:
Initial Class	(77,688,788)	(159,201,278)
Service Class	(190,023,272)	(304,222,426)

	(267,712,060)	(463,423,704)

Net increase (decrease) in net assets resulting from capital share transactions	140,249,464	(150,384,792)

Net increase (decrease) in net assets	140,249,464	(150,384,793)

Net assets:
Beginning of year	749,686,165	900,070,958

End of year	$889,935,629	$749,686,165

Capital share transactions - shares:
Shares issued:
Initial Class	96,162,951	128,565,664
Service Class	299,534,639	184,445,034

	395,697,590	313,010,698

Shares reinvested:
Initial Class	3,027,489	7,440
Service Class	9,234,192	20,774

	12,261,681	28,214

Shares redeemed:
Initial Class	(77,688,788)	(159,201,278)
Service Class	(190,023,272)	(304,222,426)

	(267,712,060)	(463,423,704)

Net increase (decrease) in shares outstanding:
Initial Class	21,501,652	(30,628,174)
Service Class	118,745,559	(119,756,618)

	140,247,211	(150,384,792)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.00	(B)	0.02	0.02
Net realized and unrealized gain (loss)	—		—		—		—	(0.00	)(B)

Total investment operations	0.01		0.00	(B)	0.00	(B)	0.02	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)	(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	1.39%		0.00%		0.29%		1.95%	1.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$218,990		$197,487		$228,116		$176,468	$204,590
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.28%		0.29%		0.37%		0.29%	0.32%
Including waiver and/or reimbursement and recapture	0.24	%(C)	0.07	%(C)	0.25	%(C)	0.29%	0.32	%(D)
Net investment income (loss) to average net assets	1.42%		0.00	%(E)	0.25%		1.96%	1.58%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.00	(B)	0.02	0.01
Net realized and unrealized gain (loss)	—		—		—		—	(0.00	)(B)

Total investment operations	0.01		0.00	(B)	0.00	(B)	0.02	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)	(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	1.39%		0.00%		0.25%		1.70%	0.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$670,946		$552,199		$671,955		$386,123	$370,614
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%		0.54%		0.62%		0.54%	0.57%
Including waiver and/or reimbursement and recapture	0.24	%(C)	0.07	%(C)	0.27	%(C)	0.54%	1.05	%(D)
Net investment income (loss) to average net assets	1.47%		0.00	%(E)	0.17%		1.70%	0.84%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Repurchase agreements risk: In a repurchase agreement, the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specified price. The securities purchased serve as the Portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.38%	May 1, 2023
Service Class	0.63	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Portfolio or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Portfolio. There can be no assurance that the Portfolio will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended December 31, 2022, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2020	2021	2022	Total
Initial Class	$245,822	$489,368	$76,738	$811,928
Service Class	743,940	1,356,271	221,781	2,321,992

As of December 31, 2022, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available
	2020	2021	2022	Total
Initial Class	$244,584	$489,318	$76,738	$810,640
Service Class	740,950	1,356,261	221,781	2,318,992

For the 36-month period ended December 31, 2022, the amounts waived from financial intermediaries are as follows:

	Amounts Waived
	2020 (A)	2021 (A)	2022 (A)	Total
Initial Class	$—	$—	$—	$—
Service Class	1,329,949	1,549,979	1,574,004	4,453,932

(A)	Not subject to recapture.

For the 36-month period ended December 31, 2022, the amounts waived by TAM due to the operating expense limitation are as follows:

	Amounts Waived
	2020	2021	2022	Total
Initial Class	$21,688	$—	$—	$21,688
Service Class	57,862	—	—	57,862

As of December 31, 2022, there are no amounts available for recapture by TAM due to the operating expense limitation.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassification in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$888,943,182	$—	$—	$—

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$6,632	$—

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,261,508	$ —	$ —	$ 27,968	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22	$ —	$ (6,632)	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

Macro performance in 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times to 4.50% during the year, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed markets central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Initial Class returned -15.06%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark, returned -13.01%, -19.21% and -14.49%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) is a global multi-asset portfolio consisting of exposure to both equities and fixed income obtained primarily by investing in underlying exchange-traded funds advised by our affiliate. The volatility control mechanism seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the benchmark over the 12-month period ended December 31, 2022. Tactical asset allocation decisions were positive over the period, driven predominantly by a preference for short-dated U.S. duration. A preference for European equities versus a basket of developed market equities modestly detracted early in the period. An overweight to Japanese equities also detracted. Volatility control trades detracted over the period, particularly in the fourth quarter of the year given higher equity returns. Markets were up in fourth quarter however, they were choppy. The choppiness led to higher volatility, which in line with the strategy caused the Portfolio to reduce its equity exposure.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	77.0%
U.S. Equity Funds	14.9
International Equity Funds	5.5
Other Investment Company	4.1
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(15.06)%	0.89%	2.77%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Russell 3000® Index (B)	(19.21)%	8.79%	12.13%
Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Blended Benchmark (A) (C) (D) (E) (F) (G)	(14.49)%	2.74%	4.36%
Service Class	(15.29)%	0.63%	2.51%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 47% Bloomberg US Aggregate Bond Index, 20% S&P 500® Index, 18% Bloomberg US Treasury 7-10 Year Index, 11% MSCI EAFE Index and 4% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(F) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$983.80	$2.45	$1,022.70	$2.50	0.49%
Service Class	1,000.00	982.30	3.70	1,021.50	3.77	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.4%
International Equity Funds - 5.5%
iShares Core MSCI EAFE ETF	194,199	$11,970,426
iShares MSCI EAFE ETF	19,823	1,301,182

		13,271,608

U.S. Equity Funds - 14.9%
iShares Core S&P 500 ETF	67,971	26,115,138
iShares Russell 2000 ETF (A)	55,443	9,667,042

		35,782,180

U.S. Fixed Income Funds - 77.0%
iShares 7-10 Year Treasury Bond ETF	390,786	37,429,483
iShares Core U.S. Aggregate Bond ETF	814,733	79,020,954
iShares iBoxx $ Investment Grade Corporate Bond ETF	116,498	12,282,384
iShares Short Treasury Bond ETF	347,198	38,164,004
iShares U.S. Treasury Bond ETF (A)	771,868	17,536,841

		184,433,666

Total Exchange-Traded Funds (Cost $261,000,907)		233,487,454

	Shares	Value
OTHER INVESTMENT COMPANY - 4.1%
Securities Lending Collateral - 4.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	9,804,939	$ 9,804,939

Total Other Investment Company (Cost $9,804,939)		9,804,939

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $4,016,041 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $4,095,577.	$4,015,238	4,015,238

Total Repurchase Agreement (Cost $4,015,238)		4,015,238

Total Investments (Cost $274,821,084)		247,307,631
Net Other Assets (Liabilities) - (3.2)%		(7,613,070)

Net Assets - 100.0%		$239,694,561

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$233,487,454	$—	$—	$233,487,454
Other Investment Company	9,804,939	—	—	9,804,939
Repurchase Agreement	—	4,015,238	—	4,015,238

Total Investments	$243,292,393	$4,015,238	$—	$247,307,631

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,604,352, collateralized by cash collateral of $9,804,939. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $270,805,846) (including securities loaned of $9,604,352)	$243,292,393
Repurchase agreement, at value (cost $4,015,238)	4,015,238
Receivables and other assets:
Investments sold	2,391,734
Net income from securities lending	4,923
Interest	402
Other assets	1,089

Total assets	249,705,779

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,804,939
Payables and other liabilities:
Shares of beneficial interest redeemed	13,858
Investment management fees	92,938
Distribution and service fees	51,081
Transfer agent costs	289
Trustees, CCO and deferred compensation fees	2,307
Audit and tax fees	14,518
Custody fees	936
Legal fees	1,486
Printing and shareholder reports fees	24,624
Other accrued expenses	4,242

Total liabilities	10,011,218

Net assets	$239,694,561

Net assets consist of:
Capital stock ($0.01 par value)	$289,800
Additional paid-in capital	285,741,733
Total distributable earnings (accumulated losses)	(46,336,972)

Net assets	$239,694,561

Net assets by class:
Initial Class	$3,956,257
Service Class	235,738,304

Shares outstanding:
Initial Class	475,025
Service Class	28,504,967

Net asset value and offering price per share:
Initial Class	$8.33
Service Class	8.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$5,188,047
Interest income from unaffiliated investments	34,275
Net income from securities lending	181,439

Total investment income	5,403,761

Expenses:
Investment management fees	1,351,417
Distribution and service fees:
Service Class	665,009
Transfer agent costs	2,820
Trustees, CCO and deferred compensation fees	11,407
Audit and tax fees	21,402
Custody fees	4,730
Legal fees	15,045
Printing and shareholder reports fees	16,661
Other	30,098

Total expenses before waiver and/or reimbursement and recapture	2,118,589

Expenses waived and/or reimbursed:
Initial Class	(2,221)
Service Class	(137,972)

Net expenses	1,978,396

Net investment income (loss)	3,425,365

Net realized gain (loss) on:
Unaffiliated investments	(22,132,306)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(29,426,993)

Net realized and change in unrealized gain (loss)	(51,559,299)

Net increase (decrease) in net assets resulting from operations	$(48,133,934)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$3,425,365	$3,475,100
Net realized gain (loss)	(22,132,306)	39,266,774
Net change in unrealized appreciation (depreciation)	(29,426,993)	(23,836,014)

Net increase (decrease) in net assets resulting from operations	(48,133,934)	18,905,860

Dividends and/or distributions to shareholders:
Initial Class	(629,211)	(143,694)
Service Class	(38,117,566)	(8,754,826)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(38,746,777)	(8,898,520)

Capital share transactions:
Proceeds from shares sold:
Initial Class	353,432	713,386
Service Class	7,164,841	4,250,724

	7,518,273	4,964,110

Dividends and/or distributions reinvested:
Initial Class	629,211	143,694
Service Class	38,117,566	8,754,826

	38,746,777	8,898,520

Cost of shares redeemed:
Initial Class	(701,626)	(582,983)
Service Class	(43,909,746)	(46,719,318)

	(44,611,372)	(47,302,301)

Net increase (decrease) in net assets resulting from capital share transactions	1,653,678	(33,439,671)

Net increase (decrease) in net assets	(85,227,033)	(23,432,331)

Net assets:
Beginning of year	324,921,594	348,353,925

End of year	$239,694,561	$324,921,594

Capital share transactions - shares:
Shares issued:
Initial Class	34,852	62,404
Service Class	693,842	376,727

	728,694	439,131

Shares reinvested:
Initial Class	73,335	12,506
Service Class	4,468,648	766,622

	4,541,983	779,128

Shares redeemed:
Initial Class	(69,471)	(51,079)
Service Class	(4,510,360)	(4,112,710)

	(4,579,831)	(4,163,789)

Net increase (decrease) in shares outstanding:
Initial Class	38,716	23,831
Service Class	652,130	(2,969,361)

	690,846	(2,945,530)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.56		$11.23		$10.89	$10.82	$11.32

Investment operations:
Net investment income (loss) (A)	0.15		0.15		0.14	0.23	0.23
Net realized and unrealized gain (loss)	(1.84)		0.52		0.60	0.97	(0.52)

Total investment operations	(1.69)		0.67		0.74	1.20	(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.16)		(0.24)	(0.26)	(0.21)
Net realized gains	(1.37)		(0.18)		(0.16)	(0.87)	—

Total dividends and/or distributions to shareholders	(1.54)		(0.34)		(0.40)	(1.13)	(0.21)

Net asset value, end of year	$8.33		$11.56		$11.23	$10.89	$10.82

Total return	(15.06)%		5.98%		6.99%	11.47%	(2.61)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,956		$5,046		$4,631	$4,481	$4,195
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.54%		0.58%		0.59%	0.59%	0.58%
Including waiver and/or reimbursement and recapture	0.49	%(C)	0.57	%(C)	0.59%	0.59%	0.58%
Net investment income (loss) to average net assets	1.52%		1.31%		1.31%	2.06%	2.07%
Portfolio turnover rate	145%		146%		82%	151%	135%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.48		$11.15		$10.82	$10.75	$11.25

Investment operations:
Net investment income (loss) (A)	0.12		0.12		0.11	0.20	0.20
Net realized and unrealized gain (loss)	(1.83)		0.52		0.59	0.97	(0.52)

Total investment operations	(1.71)		0.64		0.70	1.17	(0.32)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.21)	(0.23)	(0.18)
Net realized gains	(1.37)		(0.18)		(0.16)	(0.87)	—

Total dividends and/or distributions to shareholders	(1.50)		(0.31)		(0.37)	(1.10)	(0.18)

Net asset value, end of year	$8.27		$11.48		$11.15	$10.82	$10.75

Total return	(15.29)%		5.74%		6.65%	11.23%	(2.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$235,739		$319,876		$343,723	$366,838	$374,831
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.79%		0.83%		0.84%	0.84%	0.83%
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.82	%(C)	0.84%	0.84%	0.83%
Net investment income (loss) to average net assets	1.26%		1.03%		1.04%	1.80%	1.78%
Portfolio turnover rate	145%		146%		82%	151%	135%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$9,804,939	$—	$—	$—	$9,804,939
Total Borrowings	$9,804,939	$—	$—	$—	$9,804,939

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 385,871,246	$ 422,588,720

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 284,098,892	$ 40,521	$ (36,831,782)	$ (36,791,261)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 10,584,672	$ 2,346,915

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,419,507	$ 10,327,270	$ —	$ 3,950,520	$ 4,948,000	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,385,876	$ —	$ (12,931,587)	$ —	$ —	$ (36,791,261)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation — Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation — Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $10,327,270 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 452,003	$ 39,347

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Macro performance in 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times to 4.50% during the year, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed markets central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Initial Class returned -18.16%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned -19.21%, -13.01% and -15.82%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a global multi-asset Portfolio consisting of exposure to both equities and fixed income obtained primarily by investing in underlying exchange-traded funds advised by our affiliate. The portfolio management team seeks to generate alpha via tactical allocation across and within asset classes. The volatility control mechanism seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed its blended benchmark over the 12-month period ended December 31, 2022. Tactical asset allocation decisions were positive over the period, driven predominantly by a preference for short-dated U.S. duration. A preference for European equities versus a basket of developed market equities modestly detracted early in the period. An overweight to Japanese equities also detracted. Volatility control trades detracted over the period, particularly in the fourth quarter of the year given higher equity returns. Markets were up in fourth quarter however, they were choppy. The choppiness led to higher volatility, which in line with the strategy caused the Portfolio to reduce its equity exposure.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.7%
U.S. Fixed Income Funds	29.9
International Equity Funds	18.3
Other Investment Company	6.6
Repurchase Agreement	5.0
Net Other Assets (Liabilities)	(6.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(18.16)%	(1.81)%	2.46%	05/01/2011
Russell 3000® Index (A)	(19.21)%	8.79%	12.13%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Blended Benchmark (B) (C) (D) (E) (F) (G)	(15.82)%	5.16%	7.48%
Service Class	(18.31)%	(2.05)%	2.20%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 43% S&P 500® Index, 20% MSCI EAFE Index, 20% Bloomberg US Aggregate Bond Index, 10% Bloomberg US Treasury 7-10 Year Index and 7% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,000.90	$2.37	$1,022.80	$2.40	0.47%
Service Class	1,000.00	999.70	3.63	1,021.60	3.67	0.72

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 94.9%
International Equity Funds - 18.3%
iShares Core MSCI EAFE ETF	523,162	$32,247,706
iShares MSCI EAFE ETF	469,150	30,795,006

		63,042,712

U.S. Equity Funds - 46.7%
iShares Core S&P 500 ETF	354,359	136,148,271
iShares Russell 2000 ETF (A)	139,371	24,300,728

		160,448,999

U.S. Fixed Income Funds - 29.9%
iShares 7-10 Year Treasury Bond ETF (A)	278,505	26,675,209
iShares Core U.S. Aggregate Bond ETF	578,900	56,147,511
iShares iBoxx $ Investment Grade Corporate Bond ETF	73,482	7,747,207
iShares Short Treasury Bond ETF	79,777	8,769,088
iShares U.S. Treasury Bond ETF	156,813	3,562,791

		102,901,806

Total Exchange-Traded Funds (Cost $341,366,715)		326,393,517

	Shares	Value
OTHER INVESTMENT COMPANY - 6.6%
Securities Lending Collateral - 6.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	22,723,480	$ 22,723,480

Total Other Investment Company (Cost $22,723,480)		22,723,480

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $17,033,913 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $17,371,138.	$17,030,507	17,030,507

Total Repurchase Agreement (Cost $17,030,507)		17,030,507

Total Investments (Cost $381,120,702)		366,147,504
Net Other Assets (Liabilities) - (6.5)%		(22,378,295)

Net Assets - 100.0%		$343,769,209

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$326,393,517	$—	$—	$326,393,517
Other Investment Company	22,723,480	—	—	22,723,480
Repurchase Agreement	—	17,030,507	—	17,030,507

Total Investments	$349,116,997	$17,030,507	$—	$366,147,504

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $40,317,255, collateralized by cash collateral of $22,723,480 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $18,429,883. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $364,090,195) (including securities loaned of $40,317,255)	$349,116,997
Repurchase agreement, at value (cost $17,030,507)	17,030,507
Receivables and other assets:
Investments sold	13,875,962
Net income from securities lending	8,698
Shares of beneficial interest sold	546
Interest	1,703
Other assets	1,671

Total assets	380,036,084

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,723,480
Payables and other liabilities:
Investments purchased	13,266,390
Shares of beneficial interest redeemed	15,655
Investment management fees	133,499
Distribution and service fees	69,869
Transfer agent costs	411
Trustees, CCO and deferred compensation fees	3,720
Audit and tax fees	14,997
Custody fees	6,740
Legal fees	2,154
Printing and shareholder reports fees	24,735
Other accrued expenses	5,225

Total liabilities	36,266,875

Net assets	$343,769,209

Net assets consist of:
Capital stock ($0.01 par value)	$387,578
Additional paid-in capital	427,119,151
Total distributable earnings (accumulated losses)	(83,737,520)

Net assets	$343,769,209

Net assets by class:
Initial Class	$21,898,630
Service Class	321,870,579

Shares outstanding:
Initial Class	2,452,210
Service Class	36,305,618

Net asset value and offering price per share:
Initial Class	$8.93
Service Class	8.87

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$7,398,374
Interest income from unaffiliated investments	36,612
Net income from securities lending	300,263

Total investment income	7,735,249

Expenses:
Investment management fees	1,959,937
Distribution and service fees:
Service Class	921,537
Transfer agent costs	4,073
Trustees, CCO and deferred compensation fees	16,374
Audit and tax fees	23,321
Custody fees	19,023
Legal fees	21,760
Printing and shareholder reports fees	291
Other	35,205

Total expenses before waiver and/or reimbursement and recapture	3,001,521

Expenses waived and/or reimbursed:
Initial Class	(12,131)
Service Class	(191,150)

Net expenses	2,798,240

Net investment income (loss)	4,937,009

Net realized gain (loss) on:
Unaffiliated investments	(73,173,926)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(17,887,770)

Net realized and change in unrealized gain (loss)	(91,061,696)

Net increase (decrease) in net assets resulting from operations	$(86,124,687)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,937,009	$5,071,667
Net realized gain (loss)	(73,173,926)	53,938,722
Net change in unrealized appreciation (depreciation)	(17,887,770)	(22,570,235)

Net increase (decrease) in net assets resulting from operations	(86,124,687)	36,440,154

Dividends and/or distributions to shareholders:
Initial Class	(1,411,591)	(212,216)
Service Class	(20,703,776)	(2,507,563)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(22,115,367)	(2,719,779)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,024,437	959,540
Service Class	3,622,184	3,309,084

	4,646,621	4,268,624

Dividends and/or distributions reinvested:
Initial Class	1,411,591	212,216
Service Class	20,703,776	2,507,563

	22,115,367	2,719,779

Cost of shares redeemed:
Initial Class	(1,490,399)	(1,866,478)
Service Class	(57,178,823)	(70,369,563)

	(58,669,222)	(72,236,041)

Net increase (decrease) in net assets resulting from capital share transactions	(31,907,234)	(65,247,638)

Net increase (decrease) in net assets	(140,147,288)	(31,527,263)

Net assets:
Beginning of year	483,916,497	515,443,760

End of year	$343,769,209	$483,916,497

Capital share transactions - shares:
Shares issued:
Initial Class	102,474	86,034
Service Class	368,200	299,760

	470,674	385,794

Shares reinvested:
Initial Class	151,947	18,632
Service Class	2,243,096	221,516

	2,395,043	240,148

Shares redeemed:
Initial Class	(149,395)	(167,192)
Service Class	(5,866,577)	(6,348,478)

	(6,015,972)	(6,515,670)

Net increase (decrease) in shares outstanding:
Initial Class	105,026	(62,526)
Service Class	(3,255,281)	(5,827,202)

	(3,150,255)	(5,889,728)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.63		$10.86		$11.54	$11.32	$12.19

Investment operations:
Net investment income (loss) (A)	0.15		0.14		0.08	0.21	0.21
Net realized and unrealized gain (loss)	(2.24)		0.72		(0.31)	1.05	(0.89)

Total investment operations	(2.09)		0.86		(0.23)	1.26	(0.68)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.09)		(0.23)	(0.24)	(0.19)
Net realized gains	(0.45)		—		(0.22)	(0.80)	—

Total dividends and/or distributions to shareholders	(0.61)		(0.09)		(0.45)	(1.04)	(0.19)

Net asset value, end of year	$8.93		$11.63		$10.86	$11.54	$11.32

Total return	(18.16)%		7.94%		(1.85)%	11.59%	(5.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$21,899		$27,300		$26,178	$28,494	$27,579
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.53%		0.58%		0.58%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.48	%(C)	0.57	%(C)	0.58%	0.58%	0.57%
Net investment income (loss) to average net assets	1.52%		1.29%		0.79%	1.79%	1.72%
Portfolio turnover rate	309%		268%		105%	205%	323%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.54		$10.78		$11.45	$11.23	$12.10

Investment operations:
Net investment income (loss) (A)	0.12		0.11		0.06	0.18	0.17
Net realized and unrealized gain (loss)	(2.21)		0.71		(0.31)	1.04	(0.88)

Total investment operations	(2.09)		0.82		(0.25)	1.22	(0.71)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.06)		(0.20)	(0.20)	(0.16)
Net realized gains	(0.45)		—		(0.22)	(0.80)	—

Total dividends and/or distributions to shareholders	(0.58)		(0.06)		(0.42)	(1.00)	(0.16)

Net asset value, end of year	$8.87		$11.54		$10.78	$11.45	$11.23

Total return	(18.31)%		7.62%		(2.08)%	11.36%	(5.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$321,870		$456,616		$489,266	$574,986	$593,734
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.78%		0.83%		0.83%	0.83%	0.82%
Including waiver and/or reimbursement and recapture	0.73	%(C)	0.82	%(C)	0.83%	0.83%	0.82%
Net investment income (loss) to average net assets	1.24%		1.00%		0.53%	1.54%	1.45%
Portfolio turnover rate	309%		268%		105%	205%	323%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$22,723,480	$—	$—	$—	$22,723,480
Total Borrowings	$22,723,480	$—	$—	$—	$22,723,480

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars,

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,212,142,608	$ 1,277,456,383

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 422,122,182	$ 3,326,406	$ (59,301,084)	$ (55,974,678)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 32,102,363	$ 560,480

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,055,889	$ 17,059,478	$ —	$ 2,719,779	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,900,001	$ —	$ (32,662,843)	$ —	$ —	$ (55,974,678)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation — Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation — Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $17,059,478 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,080,264	$ 90,223

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Macro performance in 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times to 4.50% during the year, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed markets central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Initial Class returned -16.86%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark, returned -13.01%, -19.21% and -15.02%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (the “Portfolio”) is a global multi-asset Portfolio consisting of exposure to both equities and fixed income obtained primarily by investing in underlying exchange-traded funds advised by our affiliate. The portfolio management team seeks to generate alpha via tactical allocation across and within asset classes. The volatility control mechanism seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the benchmark over the 12-month period ended December 31, 2022. Tactical asset allocation decisions were positive over the period, driven predominantly by a preference for short-dated U.S. duration. A preference for European equities versus a basket of developed market equities modestly detracted early in the period. An overweight to Japanese equities also detracted. Volatility control trades detracted over the period, particularly in the fourth quarter of the year given higher equity returns. Markets were up in fourth quarter however, they were choppy. The choppiness led to higher volatility, which in line with the strategy caused the Portfolio to reduce its equity exposure.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	59.3%
U.S. Equity Funds	27.3
International Equity Funds	10.8
Other Investment Company	5.8
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(16.86)%	0.00%	2.78%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Russell 3000® Index (B)	(19.21)%	8.79%	12.13%
Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Blended Benchmark (A) (C) (D) (E) (F) (G)	(15.02)%	3.80%	5.70%
Service Class	(17.14)%	(0.26)%	2.52%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 35% Bloomberg US Aggregate Bond Index, 30% S&P 500® Index, 15% MSCI EAFE Index, 15% Bloomberg US Treasury 7-10 Year Index and 5% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$987.50	$2.35	$1,022.80	$2.40	0.47%
Service Class	1,000.00	986.80	3.61	1,021.60	3.67	0.72

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.4%
International Equity Funds - 10.8%
iShares Core MSCI EAFE ETF	512,851	$31,612,136
iShares MSCI EAFE ETF (A)	1,015,403	66,651,053

		98,263,189

U.S. Equity Funds - 27.3%
iShares Core S&P 500 ETF	535,683	205,814,765
iShares Russell 2000 ETF (A)	251,142	43,789,119

		249,603,884

U.S. Fixed Income Funds - 59.3%
iShares 7-10 Year Treasury Bond ETF (A)	1,205,227	115,436,642
iShares Core U.S. Aggregate Bond ETF	2,308,054	223,858,158
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	334,217	35,236,498
iShares Short Treasury Bond ETF	1,078,997	118,603,350
iShares U.S. Treasury Bond ETF (A)	2,170,058	49,303,718

		542,438,366

Total Exchange-Traded Funds (Cost $962,553,520)		890,305,439

OTHER INVESTMENT COMPANY - 5.8%
Securities Lending Collateral - 5.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	53,079,410	53,079,410

Total Other Investment Company (Cost $53,079,410)		53,079,410

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $13,779,899 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $14,052,734.	$13,777,144	$ 13,777,144

Total Repurchase Agreement (Cost $13,777,144)		13,777,144

Total Investments (Cost $1,029,410,074)		957,161,993
Net Other Assets (Liabilities) - (4.7)%		(42,817,672)

Net Assets - 100.0%		$914,344,321

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$890,305,439	$—	$—	$890,305,439
Other Investment Company	53,079,410	—	—	53,079,410
Repurchase Agreement	—	13,777,144	—	13,777,144

Total Investments	$943,384,849	$13,777,144	$—	$957,161,993

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $84,357,948, collateralized by cash collateral of $53,079,410 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $33,033,300. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $1,015,632,930) (including securities loaned of $84,357,948)	$943,384,849
Repurchase agreement, at value (cost $13,777,144)	13,777,144
Receivables and other assets:
Investments sold	38,264,168
Net income from securities lending	21,336
Shares of beneficial interest sold	14
Interest	1,378
Other assets	4,121

Total assets	995,453,010

Liabilities:
Cash collateral received upon return of:
Securities on loan	53,079,410
Payables and other liabilities:
Investments purchased	27,316,000
Shares of beneficial interest redeemed	54,680
Investment management fees	350,732
Distribution and service fees	197,599
Transfer agent costs	1,099
Trustees, CCO and deferred compensation fees	8,713
Audit and tax fees	17,706
Custody fees	10,983
Legal fees	5,672
Printing and shareholder reports fees	55,311
Other accrued expenses	10,784

Total liabilities	81,108,689

Net assets	$914,344,321

Net assets consist of:
Capital stock ($0.01 par value)	$1,037,411
Additional paid-in capital	1,113,823,134
Total distributable earnings (accumulated losses)	(200,516,224)

Net assets	$914,344,321

Net assets by class:
Initial Class	$2,041,626
Service Class	912,302,695

Shares outstanding:
Initial Class	229,368
Service Class	103,511,767

Net asset value and offering price per share:
Initial Class	$8.90
Service Class	8.81

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$20,139,363
Interest income from unaffiliated investments	56,527
Net income from securities lending	731,534

Total investment income	20,927,424

Expenses:
Investment management fees	5,102,859
Distribution and service fees:
Service Class	2,577,538
Transfer agent costs	10,770
Trustees, CCO and deferred compensation fees	43,462
Audit and tax fees	34,503
Custody fees	28,442
Legal fees	57,403
Printing and shareholder reports fees	39,775
Other	62,065

Total expenses before waiver and/or reimbursement and recapture	7,956,817

Expenses waived and/or reimbursed:
Initial Class	(1,164)
Service Class	(534,762)

Net expenses	7,420,891

Net investment income (loss)	13,506,533

Net realized gain (loss) on:
Unaffiliated investments	(141,265,403)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(79,398,061)

Net realized and change in unrealized gain (loss)	(220,663,464)

Net increase (decrease) in net assets resulting from operations	$(207,156,931)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$13,506,533	$13,474,394
Net realized gain (loss)	(141,265,403)	174,346,205
Net change in unrealized appreciation (depreciation)	(79,398,061)	(85,115,877)

Net increase (decrease) in net assets resulting from operations	(207,156,931)	102,704,722

Dividends and/or distributions to shareholders:
Initial Class	(298,548)	(28,817)
Service Class	(138,334,254)	(11,250,231)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(138,632,802)	(11,279,048)

Capital share transactions:
Proceeds from shares sold:
Initial Class	181,564	377,649
Service Class	3,522,992	4,285,993

	3,704,556	4,663,642

Dividends and/or distributions reinvested:
Initial Class	298,548	28,817
Service Class	138,334,254	11,250,231

	138,632,802	11,279,048

Cost of shares redeemed:
Initial Class	(432,927)	(349,779)
Service Class	(134,896,693)	(176,128,314)

	(135,329,620)	(176,478,093)

Net increase (decrease) in net assets resulting from capital share transactions	7,007,738	(160,535,403)

Net increase (decrease) in net assets	(338,781,995)	(69,109,729)

Net assets:
Beginning of year	1,253,126,316	1,322,236,045

End of year	$914,344,321	$1,253,126,316

Capital share transactions - shares:
Shares issued:
Initial Class	17,370	30,863
Service Class	325,526	354,908

	342,896	385,771

Shares reinvested:
Initial Class	32,380	2,345
Service Class	15,135,039	922,906

	15,167,419	925,251

Shares redeemed:
Initial Class	(39,562)	(28,982)
Service Class	(13,215,226)	(14,740,824)

	(13,254,788)	(14,769,806)

Net increase (decrease) in shares outstanding:
Initial Class	10,188	4,226
Service Class	2,245,339	(13,463,010)

	2,255,527	(13,458,784)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.46		$11.61		$11.67	$11.50	$12.18

Investment operations:
Net investment income (loss) (A)	0.16		0.16		0.12	0.23	0.23
Net realized and unrealized gain (loss)	(2.21)		0.83		0.27	1.04	(0.71)

Total investment operations	(2.05)		0.99		0.39	1.27	(0.48)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.14)		(0.24)	(0.26)	(0.20)
Net realized gains	(1.33)		—		(0.21)	(0.84)	—

Total dividends and/or distributions to shareholders	(1.51)		(0.14)		(0.45)	(1.10)	(0.20)

Net asset value, end of year	$8.90		$12.46		$11.61	$11.67	$11.50

Total return	(16.86)%		8.52%		3.59%	11.43%	(3.98)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,042		$2,732		$2,496	$2,710	$2,454
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.52%		0.56%		0.56%	0.56%	0.56%
Including waiver and/or reimbursement and recapture	0.47	%(C)	0.55	%(C)	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.56%		1.32%		1.11%	1.98%	1.95%
Portfolio turnover rate	245%		196%		99%	179%	214%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.35		$11.50		$11.57	$11.41	$12.08

Investment operations:
Net investment income (loss) (A)	0.13		0.12		0.10	0.20	0.20
Net realized and unrealized gain (loss)	(2.20)		0.84		0.25	1.02	(0.70)

Total investment operations	(2.07)		0.96		0.35	1.22	(0.50)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.11)		(0.21)	(0.22)	(0.17)
Net realized gains	(1.33)		—		(0.21)	(0.84)	—

Total dividends and/or distributions to shareholders	(1.47)		(0.11)		(0.42)	(1.06)	(0.17)

Net asset value, end of year	$8.81		$12.35		$11.50	$11.57	$11.41

Total return	(17.14)%		8.33%		3.25%	11.13%	(4.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$912,302		$1,250,394		$1,319,740	$1,422,002	$1,420,675
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.77%		0.81%		0.81%	0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.80	%(C)	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	1.31%		1.04%		0.87%	1.72%	1.68%
Portfolio turnover rate	245%		196%		99%	179%	214%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation—Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$53,079,410	$—	$—	$—	$53,079,410
Total Borrowings	$53,079,410	$—	$—	$—	$53,079,410

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,521,714,404	$ 2,659,165,038

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,094,425,822	$ 328,440	$ (137,592,269)	$ (137,263,829)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 71,781,778	$ 4,932,696

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 112,677,997	$ 25,954,805	$ —	$ 11,279,048	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 13,462,079	$ —	$ (76,714,474)	$ —	$ —	$ (137,263,829)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation — Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation — Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $25,954,805 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,049,234	$ 178,371

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Macro performance in 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times to 4.50% during the year, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed markets central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, Service Class returned -15.89%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Balanced VP Blended Benchmark, returned -18.11%, -13.01% and -15.10%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) is a global multi-asset Portfolio consisting of exposure to both equities and fixed income obtained primarily by investing in underlying exchange-traded funds advised by our affiliate. The portfolio management team seeks to generate alpha via tactical allocation across and within asset classes. The volatility control mechanism seeks to reduce volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed its blended benchmark over the 12-month period ended December 31, 2022. Tactical asset allocation decisions were positive over the period, driven predominantly by a preference for short-dated U.S. duration. A preference for European equities versus a basket of developed market equities modestly detracted early in the period. Volatility control trades detracted over the period, particularly in the fourth quarter of the year given higher equity returns. Markets were up in fourth quarter however, they were choppy. The choppiness led to higher volatility, which in line with the strategy caused the Portfolio to reduce its equity exposure.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	65.8%
U.S. Equity Fund	22.1
International Equity Funds	9.8
Other Investment Company	2.6
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(15.89)%	0.49%	2.71%	05/01/2012
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E)	(15.10)%	4.84%	6.79%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 35% S&P 500® Index, 25% Bloomberg US Aggregate Bond Index, 25% Bloomberg US Treasury 7-10 Year Index and 15% MSCI EAFE Index.

(D) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$986.60	$3.61	$1,021.60	$3.67	0.72%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.7%
International Equity Funds - 9.8%
iShares Core MSCI EAFE ETF	639,675	$39,429,567
iShares MSCI EAFE ETF	517,976	33,999,945

		73,429,512

U.S. Equity Fund - 22.1%
iShares Core S&P 500 ETF	431,638	165,839,636

U.S. Fixed Income Funds - 65.8%
iShares 7-10 Year Treasury Bond ETF (A)	1,782,560	170,733,597
iShares Core U.S. Aggregate Bond ETF	1,377,325	133,586,752
iShares iBoxx $ Investment Grade Corporate Bond ETF	191,487	20,188,474
iShares Short Treasury Bond ETF	1,297,832	142,657,693
iShares U.S. Treasury Bond ETF (A)	1,219,608	27,709,494

		494,876,010

Total Exchange-Traded Funds (Cost $791,179,715)		734,145,158

OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	19,206,425	19,206,425

Total Other Investment Company (Cost $19,206,425)		19,206,425

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $9,929,694 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $10,126,324.	$9,927,708	$ 9,927,708

Total Repurchase Agreement (Cost $9,927,708)		9,927,708

Total Investments (Cost $820,313,848)		763,279,291
Net Other Assets (Liabilities) - (1.6)%		(11,751,925)

Net Assets - 100.0%		$751,527,366

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$734,145,158	$—	$—	$734,145,158
Other Investment Company	19,206,425	—	—	19,206,425
Repurchase Agreement	—	9,927,708	—	9,927,708

Total Investments	$753,351,583	$9,927,708	$—	$763,279,291

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $19,558,765, collateralized by cash collateral of $19,206,425 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $758,442. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $810,386,140) (including securities loaned of $19,558,765)	$753,351,583
Repurchase agreement, at value (cost $9,927,708)	9,927,708
Receivables and other assets:
Investments sold	8,050,872
Net income from securities lending	10,046
Interest	993
Other assets	3,239

Total assets	771,344,441

Liabilities:
Cash collateral received upon return of:
Securities on loan	19,206,425
Payables and other liabilities:
Shares of beneficial interest redeemed	61,648
Investment management fees	288,924
Distribution and service fees	162,712
Transfer agent costs	903
Trustees, CCO and deferred compensation fees	6,458
Audit and tax fees	17,676
Custody fees	9,379
Legal fees	4,636
Printing and shareholder reports fees	47,914
Other accrued expenses	10,400

Total liabilities	19,817,075

Net assets	$751,527,366

Net assets consist of:
Capital stock ($0.01 par value)	$793,975
Additional paid-in capital	878,855,551
Total distributable earnings (accumulated losses)	(128,122,160)

Net assets	$751,527,366

Shares outstanding	79,397,494

Net asset value and offering price per share	$9.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$16,061,268
Interest income from unaffiliated investments	85,126
Net income from securities lending	302,534

Total investment income	16,448,928

Expenses:
Investment management fees	4,193,625
Distribution and service fees	2,114,107
Transfer agent costs	8,830
Trustees, CCO and deferred compensation fees	35,645
Audit and tax fees	32,333
Custody fees	39,171
Legal fees	47,171
Printing and shareholder reports fees	29,577
Other	51,239

Total expenses before waiver and/or reimbursement and recapture	6,551,698

Expense waived and/or reimbursed	(438,648)

Net expenses	6,113,050

Net investment income (loss)	10,335,878

Net realized gain (loss) on:
Unaffiliated investments	(9,120,120)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(157,116,327)

Net realized and change in unrealized gain (loss)	(166,236,447)

Net increase (decrease) in net assets resulting from operations	$(155,900,569)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$10,335,878	$9,610,779
Net realized gain (loss)	(9,120,120)	45,363,298
Net change in unrealized appreciation (depreciation)	(157,116,327)	35,307,676

Net increase (decrease) in net assets resulting from operations	(155,900,569)	90,281,753

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(71,483,514)	(102,021,662)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(71,483,514)	(102,021,662)

Capital share transactions:
Proceeds from shares sold	3,179,949	1,548,974
Dividends and/or distributions reinvested	71,483,514	102,021,662
Cost of shares redeemed	(106,935,562)	(124,193,182)

Net increase (decrease) in net assets resulting from capital share transactions	(32,272,099)	(20,622,546)

Net increase (decrease) in net assets	(259,656,182)	(32,362,455)

Net assets:
Beginning of year	1,011,183,548	1,043,546,003

End of year	$751,527,366	$1,011,183,548

Capital share transactions - shares:
Shares issued	291,809	121,546
Shares reinvested	7,301,687	8,424,580
Shares redeemed	(10,149,008)	(9,907,938)

Net increase (decrease) in shares outstanding	(2,555,512)	(1,361,812)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.34		$12.53		$12.98	$11.66	$12.23

Investment operations:
Net investment income (loss) (A)	0.13		0.12		0.07	0.20	0.19
Net realized and unrealized gain (loss)	(2.06)		1.00		(0.15)	1.66	(0.59)

Total investment operations	(1.93)		1.12		(0.08)	1.86	(0.40)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.07)		(0.21)	(0.21)	(0.17)
Net realized gains	(0.81)		(1.24)		(0.16)	(0.33)	—

Total dividends and/or distributions to shareholders	(0.94)		(1.31)		(0.37)	(0.54)	(0.17)

Net asset value, end of year	$9.47		$12.34		$12.53	$12.98	$11.66

Total return	(15.89)%		9.17%		(0.55)%	16.06%	(3.31)%

Ratio and supplemental data:
Net assets end of year (000’s)	$751,527		$1,011,184		$1,043,546	$1,134,418	$1,069,755
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.77%		0.84%		0.85%	0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.83	%(C)	0.85%	0.84%	0.84%
Net investment income (loss) to average net assets	1.22%		0.95%		0.58%	1.56%	1.53%
Portfolio turnover rate	227%		55%		127%	14%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation—Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$19,206,425	$—	$—	$—	$19,206,425
Total Borrowings	$19,206,425	$—	$—	$—	$19,206,425

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,873,382,602	$ 1,943,943,867

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 859,882,900	$ 194,835	$ (96,798,444)	$ (96,603,609)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 39,554,428

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 45,442,072	$ 26,041,442	$ —	$ 67,683,118	$ 34,338,544	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,286,542	$ —	$ (39,554,428)	$ —	$ (2,250,665)	$ (96,603,609)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $26,041,442 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,646,884	$ 132,752

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Macro performance in 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times to 4.50% during the year, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed markets central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, Service Class returned -16.92%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP Blended Benchmark, returned -18.11%, -13.01% and -15.76%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) is a global multi-asset Portfolio consisting of exposure to both equities and fixed income obtained primarily by investing in underlying exchange-traded funds advised by our affiliate. The portfolio management team seeks to generate alpha via tactical allocation across and within asset classes. The volatility control mechanism seeks to reduce volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed its blended benchmark over the 12-month period ended December 31, 2022. Tactical asset allocation decisions were positive over the period, driven predominantly by a preference for short-dated U.S. duration. A preference for European equities versus a basket of developed market equities modestly detracted early in the period. Volatility control trades detracted over the period, particularly in the fourth quarter of the year given higher equity returns. Markets were up in fourth quarter however, they were choppy. The choppiness led to higher volatility, which in line with the strategy caused the Portfolio to reduce its equity exposure.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	41.8%
U.S. Fixed Income Funds	38.4
International Equity Funds	17.6
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 year	10 year or Since Inception	Inception Date
Service Class	(16.92)%	0.69%	3.48%	05/01/2012
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D) (E)	(15.76)%	6.39%	8.79%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index, 20% MSCI EAFE Index, 15% Bloomberg US Aggregate Bond Index and 15% Bloomberg US Treasury 7-10 Year Index.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada

(E) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$996.70	$3.62	$1,021.60	$3.67	0.72%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.8%
International Equity Funds - 17.6%
iShares Core MSCI EAFE ETF	588,733	$36,289,502
iShares MSCI EAFE ETF	323,996	21,267,098

		57,556,600

U.S. Equity Fund - 41.8%
iShares Core S&P 500 ETF	356,740	137,063,075

U.S. Fixed Income Funds - 38.4%
iShares 7-10 Year Treasury Bond ETF	443,720	42,499,502
iShares Core U.S. Aggregate Bond ETF	376,995	36,564,745
iShares iBoxx $ Investment Grade Corporate Bond ETF	51,168	5,394,642
iShares Short Treasury Bond ETF	323,412	35,549,447
iShares U.S. Treasury Bond ETF	250,957	5,701,743

		125,710,079

Total Exchange-Traded Funds (Cost $338,303,537)		320,329,754

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.80% (A), dated 12/30/2022, to be repurchased at $6,131,369 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $6,252,808.	$6,130,143	$ 6,130,143

Total Repurchase Agreement (Cost $6,130,143)		6,130,143

Total Investments (Cost $344,433,680)		326,459,897
Net Other Assets (Liabilities) - 0.3%		1,102,369

Net Assets - 100.0%		$327,562,266

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$320,329,754	$—	$—	$320,329,754
Repurchase Agreement	—	6,130,143	—	6,130,143

Total Investments	$320,329,754	$6,130,143	$—	$326,459,897

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2022.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $338,303,537)	$320,329,754
Repurchase agreement, at value (cost $6,130,143)	6,130,143
Receivables and other assets:
Investments sold	12,493,538
Net income from securities lending	1,169
Interest	613
Other assets	1,428

Total assets	338,956,645

Liabilities:
Payables and other liabilities:
Investments purchased	10,890,018
Shares of beneficial interest redeemed	255,728
Investment management fees	127,216
Distribution and service fees	71,087
Transfer agent costs	392
Trustees, CCO and deferred compensation fees	3,154
Audit and tax fees	13,912
Custody fees	4,350
Legal fees	2,033
Printing and shareholder reports fees	20,215
Other accrued expenses	6,274

Total liabilities	11,394,379

Net assets	$327,562,266

Net assets consist of:
Capital stock ($0.01 par value)	$325,365
Additional paid-in capital	373,403,401
Total distributable earnings (accumulated losses)	(46,166,500)

Net assets	$327,562,266

Shares outstanding	32,536,456

Net asset value and offering price per share	$10.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$6,796,344
Interest income from unaffiliated investments	42,910
Net income from securities lending	117,158

Total investment income	6,956,412

Expenses:
Investment management fees	1,855,182
Distribution and service fees	927,591
Transfer agent costs	3,865
Trustees, CCO and deferred compensation fees	15,567
Audit and tax fees	21,598
Custody fees	18,630
Legal fees	20,709
Printing and shareholder reports fees	6,560
Other	31,350

Total expenses before waiver and/or reimbursement and recapture	2,901,052

Expense waived and/or reimbursed	(192,437)

Net expenses	2,708,615

Net investment income (loss)	4,247,797

Net realized gain (loss) on:
Unaffiliated investments	(4,034,108)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(74,115,041)

Net realized and change in unrealized gain (loss)	(78,149,149)

Net increase (decrease) in net assets resulting from operations	$(73,901,352)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,247,797	$4,147,007
Net realized gain (loss)	(4,034,108)	23,043,818
Net change in unrealized appreciation (depreciation)	(74,115,041)	33,613,886

Net increase (decrease) in net assets resulting from operations	(73,901,352)	60,804,711

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(38,388,003)	(41,437,410)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(38,388,003)	(41,437,410)

Capital share transactions:
Proceeds from shares sold	2,943,930	2,174,225
Dividends and/or distributions reinvested	38,388,003	41,437,410
Cost of shares redeemed	(54,019,645)	(60,963,918)

Net increase (decrease) in net assets resulting from capital share transactions	(12,687,712)	(17,352,283)

Net increase (decrease) in net assets	(124,977,067)	2,015,018

Net assets:
Beginning of year	452,539,333	450,524,315

End of year	$327,562,266	$452,539,333

Capital share transactions - shares:
Shares issued	242,400	158,764
Shares reinvested	3,673,493	3,146,349
Shares redeemed	(4,714,462)	(4,514,830)

Net increase (decrease) in shares outstanding	(798,569)	(1,209,717)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.58		$13.04		$13.70	$12.32	$13.09

Investment operations:
Net investment income (loss) (A)	0.13		0.12		0.04	0.19	0.17
Net realized and unrealized gain (loss)	(2.38)		1.72		(0.35)	1.85	(0.78)

Total investment operations	(2.25)		1.84		(0.31)	2.04	(0.61)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.04)		(0.21)	(0.19)	(0.16)
Net realized gains	(1.12)		(1.26)		(0.14)	(0.47)	—

Total dividends and/or distributions to shareholders	(1.26)		(1.30)		(0.35)	(0.66)	(0.16)

Net asset value, end of year	$10.07		$13.58		$13.04	$13.70	$12.32

Total return	(16.92)%		14.41%		(2.17)%	16.83%	(4.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$327,562		$452,539		$450,524	$504,075	$483,146
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.78%		0.86%		0.87%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.73	%(C)	0.85	%(C)	0.87%	0.86%	0.86%
Net investment income (loss) to average net assets	1.14%		0.92%		0.31%	1.47%	1.27%
Portfolio turnover rate	288%		43%		173%	16%	8%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation—Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,042,179,058	$ 1,078,648,565

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 364,164,536	$ 65,958	$ (37,770,597)	$ (37,704,639)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 11,907,293

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 34,894,705	$ 3,493,298	$ —	$ 32,936,644	$ 8,500,766	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,211,000	$ —	$ (11,907,293)	$ —	$ (765,568)	$ (37,704,639)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation — Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation — Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,493,298 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 920,677	$ 73,737

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2022 wrapped up one of the most notable years in market history. Both stocks and bonds fell double-digit percentages as represented by the S&P 500® Index, MSCI EAFE Index, and the Bloomberg US Aggregate Bond Index. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of broadly declining U.S. interest rates. The year ended with a total of 425 basis points in rate hikes by the U.S. Federal Reserve (“Fed”) and while the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous four consecutive 75 basis point hikes, it continued its commitment to fighting inflation.

Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the U.S. stock market (represented by the MSCI USA Index and S&P 500® Index) finished the year in negative territory, the fourth quarter of 2022 provided some relief, as these benchmarks rebounded after three consecutive quarterly declines. Emerging Markets (represented by the MSCI Emerging Markets Index) stocks also rallied, up 9.70% for the quarter. Developed markets outside the U.S. (represented by the MSCI EAFE Index), however, led the rebound by finishing the last quarter of 2022 up 17.34%, with much of this return coming from a weakening in the U.S. dollar in the period.

In the U.S., equity style factors largely outperformed the S&P 500® Index. Low Volatility, Value, Size and Momentum (represented by the MSCI USA Minimum Volatility Index, MSCI USA Enhanced Value Index, MSCI USA Low Size Index, MSCI USA Momentum SR Variant Index, respectively) all outperformed the S&P 500® Index for the year ended December 31, 2022. In the final quarter of 2022, each of the aforementioned factors outperformed the S&P 500® Index, with value representing the strongest performing factor for both the quarter and the year while the Quality factor (represented by the MSCI USA Quality Index) lagged the other factors over the quarter and the year.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Edge 40 VP, Initial Class returned -14.24%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock iShares Edge 40 VP Blended Benchmark, returned -14.42% and -13.46%, respectively.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) overperformed its primary benchmark, the Dow Jones Moderately Conservative Portfolio Index.

The Portfolio’s relative underweights to bonds and cash were the primary detractors from performance which was offset by equity allocations to the Low Volatility, Value, and Size factors.

The Portfolio is a fund of funds investing substantially all of its assets in underlying exchange-traded funds (“ETFs”) advised by our affiliate. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs. The smart beta ETFs are focused on reward risk factors in the equity space. These risk premia historically have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The equity allocation of the Portfolio is designed to capture long-term risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	59.5%
U.S. Equity Funds	30.4
International Equity Funds	10.1
Other Investment Company	9.0
Net Other Assets (Liabilities)	(9.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.24)%	1.97%	3.41%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	(14.42)%	1.76%	3.66%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	(13.46)%	3.54%	5.06%
Service Class	(14.44)%	1.73%	3.16%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 23.50% MSCI USA Diversified Multi-Factor Index, 10% ICE BofAML US Corporate Index, 7.80% MSCI EAFE Minimum Volatility Index, 6.50% MSCI USA Minimum Volatility Index and 2.20% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The ICE BofAML US Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(G) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(H) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$994.00	$1.51	$1,023.70	$1.53	0.30%
Service Class	1,000.00	993.00	2.76	1,022.40	2.80	0.55

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 10.1%
iShares MSCI EAFE Min Vol Factor ETF (A)	304,755	$ 19,377,847
iShares MSCI Emerging Markets Min Vol Factor ETF	103,730	5,502,876

		24,880,723

U.S. Equity Funds - 30.4%
iShares MSCI USA Min Vol Factor ETF (A)	225,257	16,241,030
iShares MSCI USA Momentum Factor ETF	111,897	16,329,129
iShares MSCI USA Quality Factor ETF (A)	140,415	16,001,693
iShares MSCI USA Size Factor ETF (A)	87,825	9,988,223
iShares MSCI USA Value Factor ETF	179,010	16,314,972

		74,875,047

U.S. Fixed Income Funds - 59.5%
iShares Broad USD Investment Grade Corporate Bond ETF (A)	495,590	24,338,425
iShares Core U.S. Aggregate Bond ETF	1,256,869	121,903,724

		146,242,149

Total Exchange-Traded Funds (Cost $246,352,247)		245,997,919

	Shares	Value
OTHER INVESTMENT COMPANY - 9.0%
Securities Lending Collateral - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	22,106,055	$ 22,106,055

Total Other Investment Company (Cost $22,106,055)		22,106,055

Total Investments (Cost $268,458,302)		268,103,974
Net Other Assets (Liabilities) - (9.0)%		(22,189,778)

Net Assets - 100.0%		$ 245,914,196

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$245,997,919	$—	$—	$245,997,919
Other Investment Company	22,106,055	—	—	22,106,055

Total Investments	$268,103,974	$—	$—	$268,103,974

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,888,183, collateralized by cash collateral of $22,106,055 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,328,875. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $268,458,302) (including securities loaned of $23,888,183)	$268,103,974
Foreign currency, at value (cost $666)	647
Receivables and other assets:
Investments sold	2,177,248
Net income from securities lending	9,576
Shares of beneficial interest sold	871
Dividends	142
Tax reclaims	18,184
Other assets	1,033

Total assets	270,311,675

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,106,055
Payables and other liabilities:
Investments purchased	1,671,213
Shares of beneficial interest redeemed	438,956
Due to custodian	18,634
Investment management fees	53,410
Distribution and service fees	49,101
Transfer agent costs	293
Trustees, CCO and deferred compensation fees	2,285
Audit and tax fees	19,936
Custody fees	6,891
Legal fees	1,510
Printing and shareholder reports fees	25,791
Other accrued expenses	3,404

Total liabilities	24,397,479

Net assets	$245,914,196

Net assets consist of:
Capital stock ($0.01 par value)	$301,575
Additional paid-in capital	238,073,237
Total distributable earnings (accumulated losses)	7,539,384

Net assets	$245,914,196

Net assets by class:
Initial Class	$19,923,111
Service Class	225,991,085

Shares outstanding:
Initial Class	2,425,509
Service Class	27,731,998

Net asset value and offering price per share:
Initial Class	$8.21
Service Class	8.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$6,032,647
Interest income from unaffiliated investments	577
Net income from securities lending	187,244

Total investment income	6,220,468

Expenses:
Investment management fees	827,509
Distribution and service fees:
Service Class	635,552
Transfer agent costs	2,868
Trustees, CCO and deferred compensation fees	11,630
Audit and tax fees	31,247
Custody fees	29,536
Legal fees	15,316
Printing and shareholder reports fees	14,978
Other	23,298

Total expenses before waiver and/or reimbursement and recapture	1,591,934

Expenses waived and/or reimbursed:
Initial Class	(10,810)
Service Class	(127,108)

Net expenses	1,454,016

Net investment income (loss)	4,766,452

Net realized gain (loss) on:
Unaffiliated investments	3,353,761
Foreign currency transactions	(42)

Net realized gain (loss)	3,353,719

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(54,595,993)
Translation of assets and liabilities denominated in foreign currencies	(1,224)

Net change in unrealized appreciation (depreciation)	(54,597,217)

Net realized and change in unrealized gain (loss)	(51,243,498)

Net increase (decrease) in net assets resulting from operations	$(46,477,046)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,766,452	$4,395,930
Net realized gain (loss)	3,353,719	11,258,130
Net change in unrealized appreciation (depreciation)	(54,597,217)	3,888,104

Net increase (decrease) in net assets resulting from operations	(46,477,046)	19,542,164

Dividends and/or distributions to shareholders:
Initial Class	(1,286,031)	(1,030,888)
Service Class	(14,351,762)	(11,082,234)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,637,793)	(12,113,122)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,122,716	2,079,012
Service Class	3,030,034	5,861,204

	4,152,750	7,940,216

Dividends and/or distributions reinvested:
Initial Class	1,286,031	1,030,888
Service Class	14,351,762	11,082,234

	15,637,793	12,113,122

Cost of shares redeemed:
Initial Class	(3,031,135)	(6,327,714)
Service Class	(41,862,970)	(38,612,952)

	(44,894,105)	(44,940,666)

Net increase (decrease) in net assets resulting from capital share transactions	(25,103,562)	(24,887,328)

Net increase (decrease) in net assets	(87,218,401)	(17,458,286)

Net assets:
Beginning of year	333,132,597	350,590,883

End of year	$245,914,196	$333,132,597

Capital share transactions - shares:
Shares issued:
Initial Class	124,939	206,034
Service Class	327,108	582,394

	452,047	788,428

Shares reinvested:
Initial Class	152,193	101,465
Service Class	1,710,580	1,099,428

	1,862,773	1,200,893

Shares redeemed:
Initial Class	(337,841)	(624,880)
Service Class	(4,715,104)	(3,837,593)

	(5,052,945)	(4,462,473)

Net increase (decrease) in shares outstanding:
Initial Class	(60,709)	(317,381)
Service Class	(2,677,416)	(2,155,771)

	(2,738,125)	(2,473,152)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.20		$9.98	$9.39	$9.61	$10.22

Investment operations:
Net investment income (loss) (A)	0.18		0.15	0.17	0.24	0.20
Net realized and unrealized gain (loss)	(1.62)		0.45	0.72	1.18	(0.62)

Total investment operations	(1.44)		0.60	0.89	1.42	(0.42)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.18)	(0.23)	(0.24)	(0.19)
Net realized gains	(0.38)		(0.20)	(0.07)	(1.40)	—

Total dividends and/or distributions to shareholders	(0.55)		(0.38)	(0.30)	(1.64)	(0.19)

Net asset value, end of year	$8.21		$10.20	$9.98	$9.39	$9.61

Total return	(14.24)%		6.09%	9.65%	15.31%	(4.14)%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,923		$25,371	$27,992	$25,439	$24,134
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.35%		0.34%	0.34%	0.34%	0.79%
Including waiver and/or reimbursement and recapture (C)	0.30	%(D)	0.29%	0.29%	0.30%	0.77%
Net investment income (loss) to average net assets	1.97%		1.50%	1.84%	2.42%	2.04%
Portfolio turnover rate	5%		6%	13%	4%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.12		$9.91	$9.32	$9.54	$10.15

Investment operations:
Net investment income (loss) (A)	0.15		0.13	0.15	0.21	0.18
Net realized and unrealized gain (loss)	(1.59)		0.44	0.72	1.18	(0.62)

Total investment operations	(1.44)		0.57	0.87	1.39	(0.44)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.16)	(0.21)	(0.21)	(0.17)
Net realized gains	(0.38)		(0.20)	(0.07)	(1.40)	—

Total dividends and/or distributions to shareholders	(0.53)		(0.36)	(0.28)	(1.61)	(0.17)

Net asset value, end of year	$8.15		$10.12	$9.91	$9.32	$9.54

Total return	(14.44)%		5.78%	9.45%	15.10%	(4.43)%

Ratio and supplemental data:
Net assets end of year (000’s)	$225,991		$307,762	$322,599	$316,279	$299,266
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%		0.59%	0.59%	0.59%	1.04%
Including waiver and/or reimbursement and recapture (C)	0.55	%(D)	0.54%	0.54%	0.55%	1.02%
Net investment income (loss) to average net assets	1.71%		1.26%	1.58%	2.17%	1.79%
Portfolio turnover rate	5%		6%	13%	4%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.
(D)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$22,106,055	$—	$—	$—	$22,106,055
Total Borrowings	$22,106,055	$—	$—	$—	$22,106,055

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A) (B)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(B)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2023
Service Class	0.56	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,443,232	$ 50,247,281

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 268,964,083	$ 16,430,521	$ (17,290,630)	$ (860,109)

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,393,859	$ 11,243,934	$ —	$ 5,330,871	$ 6,782,251	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,734,925	$ 3,666,676	$ —	$ —	$ —	$ (862,217)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,243,934 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 616,600	$ 60,862

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2022 wrapped up one of the most notable years in market history. Both stocks and bonds fell double-digit percentages as represented by the S&P 500® Index, MSCI EAFE Index, and the Bloomberg US Aggregate Bond Index. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of broadly declining U.S. interest rates. The year ended with a total of 425 basis points in rate hikes by the U.S. Federal Reserve (“Fed”) and while the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous four consecutive 75 basis point hikes, it continued its commitment to fighting inflation.

Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the U.S. stock market (represented by the MSCI USA Index and S&P 500® Index) finished the year in negative territory, the fourth quarter of 2022 provided some relief, as these benchmarks rebounded after three consecutive quarterly declines. Emerging Markets (represented by the MSCI Emerging Markets Index) stocks also rallied, up 9.70% for the quarter. Developed markets outside the U.S. (represented by the MSCI EAFE Index), however, led the rebound by finishing the last quarter of 2022 up 17.34%, with much of this return coming from a weakening in the U.S. dollar in the period.

In the U.S., equity style factors largely outperformed the S&P 500® Index. Low Volatility, Value, Size and Momentum (represented by the MSCI USA Minimum Volatility Index, MSCI USA Enhanced Value Index, MSCI USA Low Size Index, MSCI USA Momentum SR Variant Index, respectively) all outperformed the S&P 500® Index for the year ended December 31, 2022. In the final quarter of 2022, each of the aforementioned factors outperformed the S&P 500® Index, with value representing the strongest performing factor for both the quarter and the year while the Quality factor (represented by the MSCI USA Quality Index) lagged the other factors over the quarter and the year.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Edge 50 VP, Service Class returned -14.48%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock iShares Edge 50 VP Blended Benchmark, returned -14.97% and -13.28%, respectively.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) outperformed its primary benchmark, the Dow Jones Moderate Portfolio Index.

The Portfolio’s relative underweight to equity and contributions from allocations to the Low Volatility, Value, and Size factors drove the outperformance, while the equity allocation to the Quality factor detracted from performance.

The Portfolio is a fund of funds investing substantially all of its assets in underlying exchange-traded funds (“ETFs”) advised by our affiliate. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs, focused on reward risk factors. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term equity risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.4%
U.S. Equity Funds	38.1
International Equity Funds	12.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(14.48)%	2.70%	4.22%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	(14.97)%	3.26%	5.40%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	(13.28)%	4.33%	5.74%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 29.40% MSCI USA Diversified Multi-Factor Index, 9.40% MSCI EAFE Minimum Volatility Index, 8.60% MSCI USA Minimum Volatility Index and 2.60% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,000.00	$2.67	$1,022.50	$2.70	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.1%
International Equity Funds - 12.6%
iShares MSCI EAFE Min Vol Factor ETF	679,718	$43,219,869
iShares MSCI Emerging Markets Min Vol Factor ETF	225,419	11,958,478

		55,178,347

U.S. Equity Funds - 38.1%
iShares MSCI USA Min Vol Factor ETF (A)	501,292	36,143,153
iShares MSCI USA Momentum Factor ETF	247,745	36,153,428
iShares MSCI USA Quality Factor ETF	316,645	36,084,864
iShares MSCI USA Size Factor ETF	195,027	22,180,167
iShares MSCI USA Value Factor ETF	400,386	36,491,180

		167,052,792

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 49.4%
iShares Core U.S. Aggregate Bond ETF	2,238,025	$ 217,066,045

Total Exchange-Traded Funds (Cost $452,455,173)		439,297,184

Total Investments (Cost $452,455,173)		439,297,184
Net Other Assets (Liabilities) - (0.1)%		(270,473)

Net Assets - 100.0%		$439,026,711

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$439,297,184	$—	$—	$439,297,184

Total Investments	$439,297,184	$—	$—	$439,297,184

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $7,664,230 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,839,625. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $452,455,173) (including securities loaned of $7,664,230)	$439,297,184
Cash	4,880
Receivables and other assets:
Investments sold	5,088,009
Net income from securities lending	3,147
Dividends	51
Other assets	1,110

Total assets	444,394,381

Liabilities:
Payables and other liabilities:
Investments purchased	5,057,208
Shares of beneficial interest redeemed	83,536
Investment management fees	94,781
Distribution and service fees	94,781
Transfer agent costs	515
Trustees, CCO and deferred compensation fees	1,479
Audit and tax fees	16,035
Custody fees	1,619
Legal fees	2,531
Printing and shareholder reports fees	10,062
Other accrued expenses	5,123

Total liabilities	5,367,670

Net assets	$439,026,711

Net assets consist of:
Capital stock ($0.01 par value)	$370,460
Additional paid-in capital	441,869,531
Total distributable earnings (accumulated losses)	(3,213,280)

Net assets	$439,026,711

Shares outstanding	37,045,968

Net asset value and offering price per share	$11.85

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$9,923,530
Net income from securities lending	81,017

Total investment income	10,004,547

Expenses:
Investment management fees	1,410,600
Distribution and service fees	1,175,500
Transfer agent costs	4,946
Trustees, CCO and deferred compensation fees	19,967
Audit and tax fees	25,812
Custody fees	7,672
Legal fees	26,562
Printing and shareholder reports fees	13,523
Other	31,392

Total expenses before waiver and/or reimbursement and recapture	2,715,974

Expense waived and/or reimbursed	(235,100)

Net expenses	2,480,874

Net investment income (loss)	7,523,673

Net realized gain (loss) on:
Unaffiliated investments	2,705,989

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(87,847,535)

Net realized and change in unrealized gain (loss)	(85,141,546)

Net increase (decrease) in net assets resulting from operations	$(77,617,873)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$7,523,673	$6,165,688
Net realized gain (loss)	2,705,989	11,314,529
Net change in unrealized appreciation (depreciation)	(87,847,535)	21,234,149

Net increase (decrease) in net assets resulting from operations	(77,617,873)	38,714,366

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(17,450,374)	(12,987,077)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,450,374)	(12,987,077)

Capital share transactions:
Proceeds from shares sold	10,732,819	38,532,515
Dividends and/or distributions reinvested	17,450,374	12,987,077
Cost of shares redeemed	(34,448,188)	(25,855,212)

Net increase (decrease) in net assets resulting from capital share transactions	(6,264,995)	25,664,380

Net increase (decrease) in net assets	(101,333,242)	51,391,669

Net assets:
Beginning of year	540,359,953	488,968,284

End of year	$439,026,711	$540,359,953

Capital share transactions - shares:
Shares issued	818,373	2,755,658
Shares reinvested	1,431,532	908,823
Shares redeemed	(2,736,819)	(1,828,541)

Net increase (decrease) in shares outstanding	(486,914)	1,835,940

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.40		$13.70	$12.68	$11.04	$11.49

Investment operations:
Net investment income (loss) (A)	0.20		0.17	0.19	0.27	0.23
Net realized and unrealized gain (loss)	(2.27)		0.89	1.03	1.50	(0.52)

Total investment operations	(2.07)		1.06	1.22	1.77	(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.16)	(0.16)	(0.11)	(0.10)
Net realized gains	(0.31)		(0.20)	(0.04)	(0.02)	(0.06)

Total dividends and/or distributions to shareholders	(0.48)		(0.36)	(0.20)	(0.13)	(0.16)

Net asset value, end of year	$11.85		$14.40	$13.70	$12.68	$11.04

Total return	(14.48)%		7.74%	9.72%	16.04%	(2.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$439,027		$540,360	$488,968	$328,313	$149,894
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%		0.57%	0.58%	0.58%	0.60%
Including waiver and/or reimbursement and recapture (C)	0.53	%(D)	0.52%	0.53%	0.54%	0.56%
Net investment income (loss) to average net assets	1.60%		1.19%	1.48%	2.21%	2.03%
Portfolio turnover rate	7%		7%	11%	2%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A) (B)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(B)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 32,624,485	$ 48,083,207

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 453,171,706	$ 25,973,629	$ (39,848,151)	$ (13,874,522)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,144,344	$ 11,306,030	$ —	$ 5,885,733	$ 7,101,344	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,491,862	$ 3,169,380	$ —	$ —	$ —	$ (13,874,522)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,306,030 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,301,613	$ 128,621

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2022 wrapped up one of the most notable years in market history. Both stocks and bonds fell double-digit percentages as represented by the S&P 500® Index, MSCI EAFE Index, and the Bloomberg US Aggregate Bond Index. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of broadly declining U.S. interest rates. The year ended with a total of 425 basis points in rate hikes by the U.S. Federal Reserve (“Fed”) and while the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous four consecutive 75 basis point hikes, it continued its commitment to fighting inflation.

Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the U.S. stock market (represented by the MSCI USA Index and S&P 500® Index) finished the year in negative territory, the fourth quarter of 2022 provided some relief, as these benchmarks rebounded after three consecutive quarterly declines. Emerging Markets (represented by the MSCI Emerging Markets Index) stocks also rallied, up 9.70% for the quarter. Developed markets outside the U.S. (represented by the MSCI EAFE Index), however, led the rebound by finishing the last quarter of 2022 up 17.34%, with much of this return coming from a weakening in the U.S. dollar in the period.

In the U.S., equity style factors largely outperformed the S&P 500® Index. Low Volatility, Value, Size and Momentum (represented by the MSCI USA Minimum Volatility Index, MSCI USA Enhanced Value Index, MSCI USA Low Size Index, MSCI USA Momentum SR Variant Index, respectively) all outperformed the S&P 500® Index for the year ended December 31, 2022. In the final quarter of 2022, each of the aforementioned factors outperformed the S&P 500® Index, with value representing the strongest performing factor for both the quarter and the year while the Quality factor (represented by the MSCI USA Quality Index) lagged the other factors over the quarter and the year.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Edge 75 VP, Service Class returned -15.06%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock Smart Beta 75 VP Blended Benchmark, returned -15.59% and -13.66%, respectively.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) outperformed its primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index.

The Portfolio is a fund of funds investing substantially all of its assets in underlying exchange-traded funds (“ETFs”) advised by our affiliate. The Portfolio outperformed its benchmark due to a relative underweight to equity and the contribution from equity style factors. The Portfolio’s equity allocations to the Low Volatility, Value, and Size factors drove the outperformance, while the equity allocation to the Quality factor detracted from performance.

The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs, focused on reward risk factors. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term equity risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.8%
U.S. Fixed Income Fund	24.5
International Equity Funds	18.7
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(15.06)%	4.10%	6.07%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	(15.59)%	4.58%	7.30%
Transamerica BlackRock iShares Edge 75 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	(13.66)%	6.18%	8.13%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark is composed of the following benchmarks: 25% Bloomberg US Aggregate Bond Index, 44% MSCI USA Diversified Multi-Factor Index, 14.80% MSCI EAFE Minimum Volatility Index, 12% MSCI USA Minimum Volatility Index and 4.20% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,014.80	$2.74	$1,022.50	$2.75	0.54%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 18.7%
iShares MSCI EAFE Min Vol Factor ETF	368,624	$ 23,438,957
iShares MSCI Emerging Markets Min Vol Factor ETF	116,179	6,163,296

		29,602,253

U.S. Equity Funds - 56.8%
iShares MSCI USA Min Vol Factor ETF	274,564	19,796,065
iShares MSCI USA Momentum Factor ETF	134,512	19,629,336
iShares MSCI USA Quality Factor ETF	168,292	19,178,556
iShares MSCI USA Size Factor ETF	105,654	12,015,892
iShares MSCI USA Value Factor ETF	210,251	19,162,276

		89,782,125

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 24.5%
iShares Core U.S. Aggregate Bond ETF	400,176	$ 38,813,070

Total Exchange-Traded Funds (Cost $155,160,480)		158,197,448

Total Investments (Cost $155,160,480)		158,197,448
Net Other Assets (Liabilities) - 0.0% (A)		12,488

Net Assets - 100.0%		$ 158,209,936

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$158,197,448	$—	$—	$158,197,448

Total Investments	$158,197,448	$—	$—	$158,197,448

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $155,160,480)	$158,197,448
Cash	49,183
Receivables and other assets:
Investments sold	882,783
Net income from securities lending	3,430
Shares of beneficial interest sold	42,430
Dividends	5,549
Other assets	484

Total assets	159,181,307

Liabilities:
Payables and other liabilities:
Investments purchased	878,156
Shares of beneficial interest redeemed	1,094
Investment management fees	34,204
Distribution and service fees	34,204
Transfer agent costs	195
Trustees, CCO and deferred compensation fees	701
Audit and tax fees	14,796
Custody fees	857
Legal fees	979
Printing and shareholder reports fees	3,606
Other accrued expenses	2,579

Total liabilities	971,371

Net assets	$158,209,936

Net assets consist of:
Capital stock ($0.01 par value)	$122,082
Additional paid-in capital	148,024,387
Total distributable earnings (accumulated losses)	10,063,467

Net assets	$158,209,936

Shares outstanding	12,208,199

Net asset value and offering price per share	$12.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$3,637,514
Net income from securities lending	50,021

Total investment income	3,687,535

Expenses:
Investment management fees	542,822
Distribution and service fees	452,351
Transfer agent costs	1,896
Trustees, CCO and deferred compensation fees	7,553
Audit and tax fees	20,779
Custody fees	6,371
Legal fees	10,195
Printing and shareholder reports fees	6,162
Other	19,356

Total expenses before waiver and/or reimbursement and recapture	1,067,485

Expense waived and/or reimbursed	(90,470)

Net expenses	977,015

Net investment income (loss)	2,710,520

Net realized gain (loss) on:
Unaffiliated investments	4,426,204

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(38,954,386)

Net realized and change in unrealized gain (loss)	(34,528,182)

Net increase (decrease) in net assets resulting from operations	$(31,817,662)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$2,710,520	$2,447,890
Net realized gain (loss)	4,426,204	7,784,550
Net change in unrealized appreciation (depreciation)	(38,954,386)	15,386,735

Net increase (decrease) in net assets resulting from operations	(31,817,662)	25,619,175

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(10,193,185)	(6,612,514)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,193,185)	(6,612,514)

Capital share transactions:
Proceeds from shares sold	11,005,253	24,464,911
Dividends and/or distributions reinvested	10,193,185	6,612,514
Cost of shares redeemed	(39,966,186)	(26,149,119)

Net increase (decrease) in net assets resulting from capital share transactions	(18,767,748)	4,928,306

Net increase (decrease) in net assets	(60,778,595)	23,934,967

Net assets:
Beginning of year	218,988,531	195,053,564

End of year	$158,209,936	$218,988,531

Capital share transactions - shares:
Shares issued	777,467	1,576,303
Shares reinvested	767,559	414,838
Shares redeemed	(2,852,260)	(1,665,736)

Net increase (decrease) in shares outstanding	(1,307,234)	325,405

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.20		$14.79	$13.66	$11.50	$12.13

Investment operations:
Net investment income (loss) (A)	0.21		0.18	0.18	0.27	0.24
Net realized and unrealized gain (loss)	(2.62)		1.73	1.20	2.06	(0.70)

Total investment operations	(2.41)		1.91	1.38	2.33	(0.46)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.17)	(0.18)	(0.12)	(0.11)
Net realized gains	(0.63)		(0.33)	(0.07)	(0.05)	(0.06)

Total dividends and/or distributions to shareholders	(0.83)		(0.50)	(0.25)	(0.17)	(0.17)

Net asset value, end of year	$12.96		$16.20	$14.79	$13.66	$11.50

Total return	(15.06)%		12.94%	10.26%	20.28%	(3.91)%

Ratio and supplemental data:
Net assets end of year (000’s)	$158,210		$218,989	$195,054	$139,315	$74,474
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.59%		0.58%	0.59%	0.60%	0.62%
Including waiver and/or reimbursement and recapture (C)	0.54	%(D)	0.53%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.50%		1.16%	1.37%	2.11%	1.94%
Portfolio turnover rate	8%		14%	13%	4%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A) (B)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(B)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 13,788,793	$ 39,914,805

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 155,625,366	$ 12,186,175	$ (9,614,093)	$ 2,572,082

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,427,777	$ 7,765,408	$ —	$ 2,260,700	$ 4,351,814	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,685,974	$ 4,805,411	$ —	$ —	$ —	$ 2,572,082

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $7,765,408 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 728,169	$ 71,606

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2022 wrapped up one of the most notable years in market history. Both stocks and bonds fell double-digit percentages as represented by the S&P 500® Index, MSCI EAFE Index, and the Bloomberg US Aggregate Bond Index. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of broadly declining U.S. interest rates. The year ended with a total of 425 basis points in rate hikes by the U.S. Federal Reserve (“Fed”) and while the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous four consecutive 75 basis point hikes, it continued its commitment to fighting inflation.

Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the U.S. stock market (represented by the MSCI USA Index and S&P 500® Index) finished the year in negative territory, the fourth quarter of 2022 provided some relief, as these benchmarks rebounded after three consecutive quarterly declines. Emerging Markets (represented by the MSCI Emerging Markets Index) stocks also rallied, up 9.70% for the quarter. Developed markets outside the U.S. (represented by the MSCI EAFE Index), however, led the rebound by finishing the last quarter of 2022 up 17.34%, with much of this return coming from a weakening in the U.S. dollar in the period.

In the U.S., equity style factors largely outperformed the S&P 500® Index. Low Volatility, Value, Size and Momentum (represented by the MSCI USA Minimum Volatility Index, MSCI USA Enhanced Value Index, MSCI USA Low Size Index, MSCI USA Momentum SR Variant Index, respectively) all outperformed the S&P 500® Index for the year ended December 31, 2022. In the final quarter of 2022, each of the aforementioned factors outperformed the S&P 500® Index, with value representing the strongest performing factor for both the quarter and the year while the Quality factor (represented by the MSCI USA Quality Index) lagged the other factors over the quarter and the year.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock iShares Edge 100 VP, Service Class returned -15.76%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock iShares Edge 100 VP Blended Benchmark, returned -19.85% and -14.11%, respectively.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) outperformed its primary benchmark, the MSCI USA Index.

The Portfolio’s allocations to the Low Volatility, Value, and Size factors drove the outperformance, while the allocation to the Quality factor detracted from performance. The allocation to international equities, which outperformed U.S. equities largely because of the rapid deterioration of the U.S. dollar in the fourth quarter, also contributed to performance.

The Portfolio is a fund of funds investing substantially all of its assets in underlying exchange-traded funds (“ETFs”) advised by our affiliate. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs, focused on reward risk factors. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the Minimum Volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term equity risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	74.8%
International Equity Funds	25.1
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(15.76)%	5.26%	8.01%	03/21/2016
MSCI USA Index (A)	(19.85)%	8.75%	11.08%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark (B) (C) (D) (E) (F)	(14.11)%	7.96%	10.49%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark is composed of the following benchmarks: 58.70% MSCI USA Diversified Multi-Factor Index, 19.50% MSCI EAFE Minimum Volatility Index, 16.30% MSCI USA Minimum Volatility Index and 5.50% MSCI EM Minimum Volatility Index.

(C) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(D) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(E) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(F) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,030.40	$2.87	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 25.1%
iShares MSCI EAFE Min Vol Factor ETF	188,723	$11,999,952
iShares MSCI Emerging Markets Min Vol Factor ETF	60,373	3,202,788

		15,202,740

U.S. Equity Funds - 74.8%
iShares MSCI USA Min Vol Factor ETF (A)	136,149	9,816,343
iShares MSCI USA Momentum Factor ETF	68,835	10,045,091
iShares MSCI USA Quality Factor ETF (A)	84,505	9,630,190
iShares MSCI USA Size Factor ETF	53,295	6,061,171
iShares MSCI USA Value Factor ETF (A)	106,465	9,703,220

		45,256,015

Total Exchange-Traded Funds (Cost $56,503,175)		60,458,755

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	250,450	$ 250,450

Total Other Investment Company (Cost $250,450)		250,450

Total Investments (Cost $56,753,625)		60,709,205
Net Other Assets (Liabilities) - (0.3)%		(182,832)

Net Assets - 100.0%		$60,526,373

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$60,458,755	$—	$—	$60,458,755
Other Investment Company	250,450	—	—	250,450

Total Investments	$60,709,205	$—	$—	$60,709,205

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $245,308, collateralized by cash collateral of $250,450. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $56,753,625) (including securities loaned of $245,308)	$60,709,205
Cash	102,439
Receivables and other assets:
Net income from securities lending	1,764
Shares of beneficial interest sold	33,054
Other assets	232

Total assets	60,846,694

Liabilities:
Cash collateral received upon return of:
Securities on loan	250,450
Payables and other liabilities:
Shares of beneficial interest redeemed	23,523
Investment management fees	13,246
Distribution and service fees	13,246
Transfer agent costs	98
Trustees, CCO and deferred compensation fees	410
Audit and tax fees	14,424
Custody fees	638
Legal fees	479
Printing and shareholder reports fees	2,001
Other accrued expenses	1,806

Total liabilities	320,321

Net assets	$60,526,373

Net assets consist of:
Capital stock ($0.01 par value)	$43,475
Additional paid-in capital	46,348,941
Total distributable earnings (accumulated losses)	14,133,957

Net assets	$60,526,373

Shares outstanding	4,347,524

Net asset value and offering price per share	$13.92

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from unaffiliated investments	$1,632,276
Net income from securities lending	37,857

Total investment income	1,670,133

Expenses:
Investment management fees	262,780
Distribution and service fees	218,983
Transfer agent costs	943
Trustees, CCO and deferred compensation fees	3,562
Audit and tax fees	19,285
Custody fees	2,676
Legal fees	5,074
Printing and shareholder reports fees	3,556
Other	13,480

Total expenses before waiver and/or reimbursement and recapture	530,339

Expense waived and/or reimbursed	(43,797)
Recapture of previously waived and/or reimbursed fees	1,926

Net expenses	488,468

Net investment income (loss)	1,181,665

Net realized gain (loss) on:
Unaffiliated investments	9,063,472

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,925,112)

Net realized and change in unrealized gain (loss)	(16,861,640)

Net increase (decrease) in net assets resulting from operations	$(15,679,975)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$1,181,665	$1,093,489
Net realized gain (loss)	9,063,472	3,293,820
Net change in unrealized appreciation (depreciation)	(25,925,112)	11,846,444

Net increase (decrease) in net assets resulting from operations	(15,679,975)	16,233,753

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(4,379,977)	(3,204,951)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,379,977)	(3,204,951)

Capital share transactions:
Proceeds from shares sold	6,802,272	7,461,905
Dividends and/or distributions reinvested	4,379,977	3,204,951
Cost of shares redeemed	(35,899,930)	(7,056,643)

Net increase (decrease) in net assets resulting from capital share transactions	(24,717,681)	3,610,213

Net increase (decrease) in net assets	(44,777,633)	16,639,015

Net assets:
Beginning of year	105,304,006	88,664,991

End of year	$60,526,373	$105,304,006

Capital share transactions - shares:
Shares issued	433,001	450,688
Shares reinvested	307,799	189,083
Shares redeemed	(2,451,136)	(428,922)

Net increase (decrease) in shares outstanding	(1,710,336)	210,849

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$17.38		$15.16	$14.30	$12.01	$12.97

Investment operations:
Net investment income (loss) (A)	0.20		0.19	0.17	0.26	0.20
Net realized and unrealized gain (loss)	(2.93)		2.58	1.19	2.64	(0.86)

Total investment operations	(2.73)		2.77	1.36	2.90	(0.66)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.16)	(0.23)	(0.21)	(0.15)
Net realized gains	(0.55)		(0.39)	(0.27)	(0.40)	(0.15)

Total dividends and/or distributions to shareholders	(0.73)		(0.55)	(0.50)	(0.61)	(0.30)

Net asset value, end of year	$13.92		$17.38	$15.16	$14.30	$12.01

Total return	(15.76)%		18.36%	9.88%	24.58%	(5.32)%

Ratio and supplemental data:
Net assets end of year (000’s)	$60,526		$105,304	$88,665	$75,243	$55,102
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.61%		0.60%	0.61%	0.61%	0.61%
Including waiver and/or reimbursement and recapture (C)	0.56	%(D)	0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.35%		1.12%	1.27%	1.95%	1.54%
Portfolio turnover rate	10%		9%	13%	12%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$250,450	$—	$—	$—	$250,450
Total Borrowings	$250,450	$—	$—	$—	$250,450

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A) (B)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(B)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 8,690,560	$ 36,581,381

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 56,872,601	$ 5,514,690	$ (1,678,086)	$ 3,836,604

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,086,087	$ 3,293,890	$ —	$ 922,036	$ 2,282,915	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,170,625	$ 9,126,728	$ —	$ —	$ —	$ 3,836,604

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,293,890 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 449,579	$ 43,938

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Macro performance during the fiscal year ended December 31, 2022 was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve increased its benchmark interest rate seven times during the period to 4.50%, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to the inflationary pressures, Europe struggled with notable euro depreciation and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan stood nearly alone amongst developed market central banks having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation, before tweaking its yield curve control policy in the last weeks of December 2022.

Stock-bond correlations rose substantially and remained resolutely positive throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell by approximately -18% and bonds dropped by approximately -16% in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened against most foreign currencies in 2022. Emerging market equities also declined, with considerable performance variability among the emerging market countries. Among bonds’ sharp decline in 2022, shorter-term bonds outperformed longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PERFORMANCE

For the year ended December 31, 2022, Transamerica BlackRock Tactical Allocation VP, Service Class returned -16.21%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the MSCI EAFE Index, returned -19.21%, -13.01% and -14.01%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a global multi-asset fund of funds consisting of exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to underlying Transamerica funds with sub-advisers that seek to generate alpha via sector and security selection.

The tactical asset allocation was slightly additive to performance, however underlying fund selection detracted for the year. For most of the period, we maintained a preference for equities, expressed primarily through Japan and the U.S. later in the year. These positions were additive to performance. The Portfolio was short U.S. duration for the period, which was the largest positive contributor.

Underlying fund selection was challenged over the period. Transamerica T. Rowe Price Small Cap Equity VP and Transamerica JPMorgan Mid Cap Value VP were among the largest contributors while Transamerica Aegon Bond VP (previously Transamerica PIMCO Total Return VP) and Transamerica Morgan Stanley Capital Growth VP were notable detractors.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	41.4%
U.S. Mixed Allocation Fund	27.6
U.S. Fixed Income Fund	20.7
International Equity Funds	10.0
Repurchase Agreement	0.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	(16.06)%	2.93%	4.92%	05/01/2011
Service Class	(16.21)%	2.69%	4.66%	05/01/2009
Russell 3000® Index (A)	(19.21)%	8.79%	12.13%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
MSCI EAFE Index (C)	(14.01)%	2.03%	5.16%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)
Initial Class	$1,000.00	$999.30	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	999.20	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.5%
U.S. Equity Fund - 2.8%
SPDR S&P 500 ETF Trust	67,105	$25,662,965

U.S. Fixed Income Fund - 1.7%
Vanguard Total Bond Market ETF	223,322	16,043,453

Total Exchange-Traded Funds (Cost $41,272,279)		41,706,418

INVESTMENT COMPANIES - 95.2%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	13,521	37,432

International Equity Funds - 10.0%
Transamerica International Focus VP (C)	6,979,585	54,859,540
Transamerica TS&W International Equity VP (C)	3,046,426	38,537,295

		93,396,835

U.S. Equity Funds - 38.6%
Transamerica Aegon Sustainable Equity Income VP (C)	2,313,572	40,649,464
Transamerica JPMorgan Enhanced Index VP (C)	6,494,908	128,404,329
Transamerica JPMorgan Mid Cap Value VP (C)	1,940,108	28,364,385
Transamerica Large Cap Value (C)	4,892,717	59,935,787
Transamerica Morgan Stanley Capital Growth VP (C)	2,996,772	11,357,765
Transamerica T. Rowe Price Small Cap VP (C)	4,711,461	46,078,093
Transamerica WMC US Growth VP (C)	1,740,565	45,150,244

		359,940,067

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 19.0%
Transamerica Aegon Core Bond VP (C)	5,939,349	$ 63,194,675
Transamerica Bond (C)	12,420,199	99,113,185
Transamerica Short-Term Bond (C)	1,553,037	14,831,502

		177,139,362

U.S. Mixed Allocation Fund - 27.6%
Transamerica Aegon Bond VP (C)	28,119,669	258,138,558

Total Investment Companies (Cost $1,031,419,550)		888,652,254

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.80% (F), dated 12/30/2022, to be repurchased at $1,456,760 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $1,485,636.	$1,456,468	1,456,468

Total Repurchase Agreement (Cost $1,456,468)		1,456,468

Total Investments (Cost $1,074,148,297)		931,815,140
Net Other Assets (Liabilities) - 0.2%		1,799,638

Net Assets - 100.0%		$933,614,778

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$41,706,418	$—	$—	$41,706,418
Investment Companies	888,614,822	—	—	888,614,822
Repurchase Agreement	—	1,456,468	—	1,456,468

Total	$930,321,240	$1,456,468	$—	$931,777,708

Investment Companies Measured at Net Asset Value (E)				37,432

Total Investments				$931,815,140

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$39,661,175	$7,627,586	$—	$—	$(6,639,297)	$40,649,464	2,313,572	$2,027,586	$—
Transamerica Bond	157,545,392	13,667,445	(48,700,000)	(2,481,426)	(20,918,226)	99,113,185	12,420,199	4,167,445	—
Transamerica Global Allocation Liquidating Trust	31,133	—	—	—	6,299	37,432	13,521	—	—
Transamerica International Focus VP	71,937,823	18,445,378	(18,000,000)	1,559,673	(19,083,334)	54,859,540	6,979,585	1,688,538	2,956,839
Transamerica JPMorgan Core Bond VP	78,504,867	20,025,601	(23,300,000)	(3,212,970)	(8,822,823)	63,194,675	5,939,349	1,963,470	312,132
Transamerica JPMorgan Enhanced Index VP	134,966,946	41,797,099	(9,500,000)	868,782	(39,728,498)	128,404,329	6,494,908	2,353,508	12,443,591
Transamerica JPMorgan Mid Cap Value VP	26,658,727	8,742,866	—	—	(7,037,208)	28,364,385	1,940,108	596,783	4,246,084
Transamerica Large Cap Value	33,324,139	41,712,764	(7,500,000)	873,925	(8,475,041)	59,935,787	4,892,717	725,522	2,787,243
Transamerica Morgan Stanley Capital Growth VP	24,546,537	9,989,086	—	—	(23,177,858)	11,357,765	2,996,772	1,082,718	7,406,370
Transamerica PIMCO Total Return VP	442,441,372	31,075,618	(147,000,000)	(24,920,545)	(43,457,887)	258,138,558	28,119,669	8,575,618	—
Transamerica Short-Term Bond	638,863	59,093,659	(44,000,000)	(887,356)	(13,664)	14,831,502	1,553,037	293,659	—
Transamerica T. Rowe Price Small Cap VP	55,212,338	20,410,051	(3,500,000)	(162,500)	(25,881,796)	46,078,093	4,711,461	1,147,978	12,962,072
Transamerica TS&W International Equity VP	43,053,064	9,160,067	(5,000,000)	189,152	(8,864,988)	38,537,295	3,046,426	1,265,556	1,494,510
Transamerica WMC US Growth VP	109,340,595	13,669,846	(47,500,000)	12,762,921	(43,123,118)	45,150,244	1,740,565	798,775	6,771,071

Total	$1,217,862,971	$295,417,066	$(354,000,000)	$(15,410,344)	$(255,217,439)	$888,652,254	83,161,889	$26,687,156	$51,379,912

(D)	Restricted security. At December 31, 2022, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$37,432	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at December 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $1,031,419,550)	$888,652,254
Unaffiliated investments, at value (cost $41,272,279)	41,706,418
Repurchase agreement, at value (cost $1,456,468)	1,456,468
Cash	82
Receivables and other assets:
Investments sold	88,705,667
Net income from securities lending	939
Shares of beneficial interest sold	58
Dividends from affiliated investments	384,670
Dividends from unaffiliated investments	65,128
Interest	64
Other assets	4,156

Total assets	1,020,975,904

Liabilities:
Payables and other liabilities:
Investments purchased	86,866,208
Shares of beneficial interest redeemed	84,466
Investment management fees	105,166
Distribution and service fees	196,998
Transfer agent costs	1,115
Trustees, CCO and deferred compensation fees	9,312
Audit and tax fees	18,067
Custody fees	3,017
Legal fees	5,775
Printing and shareholder reports fees	60,051
Other accrued expenses	10,951

Total liabilities	87,361,126

Net assets	$933,614,778

Net assets consist of:
Capital stock ($0.01 par value)	$775,337
Additional paid-in capital	1,046,423,991
Total distributable earnings (accumulated losses)	(113,584,550)

Net assets	$933,614,778

Net assets by class:
Initial Class	$24,280,216
Service Class	909,334,562

Shares outstanding:
Initial Class	4,551,317
Service Class	72,982,377

Net asset value and offering price per share:
Initial Class	$5.33
Service Class	12.46

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$26,687,156
Dividend income from unaffiliated investments	984,765
Interest income from unaffiliated investments	24,764
Net income from securities lending	57,113

Total investment income	27,753,798

Expenses:
Investment management fees	1,354,378
Distribution and service fees:
Service Class	2,567,815
Transfer agent costs	10,946
Trustees, CCO and deferred compensation fees	44,304
Audit and tax fees	45,344
Custody fees	12,710
Legal fees	58,287
Printing and shareholder reports fees	24,931
Other	50,052

Total expenses	4,168,767

Net investment income (loss)	23,585,031

Net realized gain (loss) on:
Affiliated investments	(15,410,344)
Unaffiliated investments	(6,482,942)
Capital gain distributions received from affiliated investment companies	51,379,912

Net realized gain (loss)	29,486,626

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(255,217,439)
Unaffiliated investments	576,113

Net change in unrealized appreciation (depreciation)	(254,641,326)

Net realized and change in unrealized gain (loss)	(225,154,700)

Net increase (decrease) in net assets resulting from operations	$(201,569,669)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$23,585,031	$39,201,166
Net realized gain (loss)	29,486,626	91,125,425
Net change in unrealized appreciation (depreciation)	(254,641,326)	(31,274,498)

Net increase (decrease) in net assets resulting from operations	(201,569,669)	99,052,093

Dividends and/or distributions to shareholders:
Initial Class	(6,362,820)	(3,309,739)
Service Class	(122,946,336)	(74,955,587)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(129,309,156)	(78,265,326)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,362,510	994,379
Service Class	4,057,023	5,880,839

	5,419,533	6,875,218

Dividends and/or distributions reinvested:
Initial Class	6,362,820	3,309,739
Service Class	122,946,336	74,955,587

	129,309,156	78,265,326

Cost of shares redeemed:
Initial Class	(1,732,616)	(2,402,633)
Service Class	(150,860,759)	(198,535,318)

	(152,593,375)	(200,937,951)

Net increase (decrease) in net assets resulting from capital share transactions	(17,864,686)	(115,797,407)

Net increase (decrease) in net assets	(348,743,511)	(95,010,640)

Net assets:
Beginning of year	1,282,358,289	1,377,368,929

End of year	$933,614,778	$1,282,358,289

Capital share transactions - shares:
Shares issued:
Initial Class	213,768	111,323
Service Class	271,095	345,953

	484,863	457,276

Shares reinvested:
Initial Class	1,150,600	393,548
Service Class	9,515,970	4,461,642

	10,666,570	4,855,190

Shares redeemed:
Initial Class	(260,653)	(271,408)
Service Class	(10,623,108)	(11,658,906)

	(10,883,761)	(11,930,314)

Net increase (decrease) in shares outstanding:
Initial Class	1,103,715	233,463
Service Class	(836,043)	(6,851,311)

	267,672	(6,617,848)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$8.50	$8.87	$8.99	$8.68	$9.97

Investment operations:
Net investment income (loss) (A)	0.17	0.29	0.25	0.17	0.22
Net realized and unrealized gain (loss)	(1.47)	0.40	0.87	1.29	(0.58)

Total investment operations	(1.30)	0.69	1.12	1.46	(0.36)

Dividends and/or distributions to shareholders:
Net investment income	(0.60)	(0.48)	(0.33)	(0.40)	(0.20)
Net realized gains	(1.27)	(0.58)	(0.91)	(0.75)	(0.73)

Total dividends and/or distributions to shareholders	(1.87)	(1.06)	(1.24)	(1.15)	(0.93)

Net asset value, end of year	$5.33	$8.50	$8.87	$8.99	$8.68

Total return	(16.06)%	7.91%	13.40%	17.43%	(4.21)%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,280	$29,319	$28,518	$26,400	$24,853
Expenses to average net assets (B)	0.15%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets	2.52%	3.22%	2.83%	1.91%	2.29%
Portfolio turnover rate	42%	33%	67%	36%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.97	$16.72	$15.90	$14.57	$16.11

Investment operations:
Net investment income (loss) (A)	0.32	0.50	0.40	0.26	0.32
Net realized and unrealized gain (loss)	(3.01)	0.76	1.62	2.17	(0.97)

Total investment operations	(2.69)	1.26	2.02	2.43	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.43)	(0.29)	(0.35)	(0.16)
Net realized gains	(1.27)	(0.58)	(0.91)	(0.75)	(0.73)

Total dividends and/or distributions to shareholders	(1.82)	(1.01)	(1.20)	(1.10)	(0.89)

Net asset value, end of year	$12.46	$16.97	$16.72	$15.90	$14.57

Total return	(16.21)%	7.63%	13.19%	17.05%	(4.41)%

Ratio and supplemental data:
Net assets end of year (000’s)	$909,335	$1,253,039	$1,348,851	$1,363,259	$1,336,475
Expenses to average net assets (B)	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets	2.23%	2.92%	2.53%	1.65%	2.02%
Portfolio turnover rate	42%	33%	67%	36%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 438,905,664	$ 586,296,482

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,103,657,325	$ 1,434,074	$ (173,276,259)	$ (171,842,185)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 47,845,476	$ 81,463,680	$ —	$ 33,518,453	$ 44,746,873	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23,544,519	$ 34,713,116	$ —	$ —	$ —	$ (171,842,185)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $81,463,680 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,630,836	$ 229,671

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The macroeconomic backdrop in 2022 was challenging for asset prices globally as both macroeconomic and geopolitical uncertainty remained high throughout the year. The Russia-Ukraine unrest and impact on energy prices, COVID-19 flare ups in China and pressure from persistent wage inflation in the U.S. led to sustained high inflation and a hawkish, synchronized response from global central banks.

A strong labor market and significantly above target inflation paved the way for the U.S. Federal Reserve to hike policy rates by 4.25% in 2022 versus expectations of a 0.75% hike projected by Federal Open Market Committee median dots at the start of the year. This historically aggressive tightening cycle drove the 10-year U.S. Treasury note yield above 4.25% at its peak in late October from last year’s closing level of just 1.5%. The eurozone also experienced significant rate hikes from the European Central Bank as well as uncertainty in fiscal policy. Rising nominal and real inflation-adjusted bond yields resulted in equity market valuation compression with the S&P 500® Index forward 12-month price/earnings ratio declining to 18 at the end of 2022 from over 22 at the end of 2021.

2022 saw a significant breakdown of the historical negative correlation between equities and bonds. Both asset classes sold off simultaneously as higher inflation led to tighter monetary policy, which weighed on equity valuations and bond prices. As a result, 2022 turned out to be a very challenging year for conventional multi-asset portfolios, which largely rely on allocation to both equities and bonds to balance risk. There was significant dispersion in equity markets; the energy sector was up significantly while the consumer discretionary and technology sectors were down materially. Dispersion was also seen in debt markets in which shorter-duration bonds outperformed longer-duration bonds significantly given the historic rising interest-rate environment.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Goldman Sachs 70/30 Allocation VP, Service Class returned -17.10%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica 70/30 Allocation VP Blended Benchmark, returned -19.21% and -16.11%, respectively.

STRATEGY REVIEW

The Portfolio is a multi-asset fund-of-funds that seeks long-term capital appreciation with current income as a secondary objective through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. Over the fiscal year, the Portfolio posted negative returns and underperformed its secondary blended benchmark.

The Portfolio experienced negative performance across underlying equity and fixed income funds. The largest individual driver of negative returns was a U.S. large cap growth portfolio, Transamerica WMC US Growth VP. Growth equity funds were especially challenged over the period. While value outperformed growth, U.S. value funds were negative contributors to overall performance. Emerging markets equity, where the Portfolio maintained a slight overweight allocation relative to the benchmark, had negative returns and underperformed developed equities. Within fixed income, off-benchmark allocations to high-yield and inflation-protected debt, as well as strong security selection from Transamerica PineBridge Inflation Opportunities VP, helped fixed income allocations slightly outperform the fixed income component of the benchmark. An off-benchmark allocation to emerging market debt detracted.

Security selection from underlying funds overall detracted versus their respective benchmarks. This was largely driven by underlying equity fund selection, while underlying fixed income fund selection overall outperformed their respective benchmarks. Transamerica WMC US Growth VP, Transamerica Aegon Sustainable Equity Income VP and Transamerica Emerging Markets Opportunities drove underperformance. Transamerica PineBridge Inflation Opportunities VP outperformed its benchmark materially, driving the positive security selection impact from fixed income.

Asset allocation adjustments were made over the period to marginally tilt the Portfolio toward higher international large-cap exposure relative to U.S. large cap and reduce off-benchmark international small cap equity exposure. We also adjusted fixed income allocations to better align with the benchmark and reduced allocations to funds that include allocations to lower quality and off-benchmark fixed income, such as Transamerica Bond. The allocation to Transamerica Emerging Markets Debt was sold entirely to reduce off-benchmark risk.

Michael Carapucci

Neill Nuttall

Alexandra Wilson-Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	45.8%
U.S. Fixed Income Funds	28.2
International Equity Funds	23.2
Net Other Assets (Liabilities)	2.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Service Class	(17.10)%	6.72%	05/01/2020
Russell 3000® Index (A)	(19.21)%	12.51%
Transamerica 70/30 Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	(16.11)%	6.58%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica 70/30 Allocation VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg US Aggregate Bond Index, 18.90% MSCI EAFE Index and 2.10% MSCI Emerging Markets Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other portfolios. An investment in the Portfolio is subject to the risks associated with the underlying portfolios.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Investments in small- and medium-sized companies presents additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,016.10	$2.54	$1,022.70	$2.55	0.50%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 97.2%
International Equity Funds - 23.2%
Transamerica Emerging Markets Opportunities (A)	16,036	$119,631
Transamerica International Equity (A)	42,625	765,544
Transamerica International Small Cap Value (A)	4,450	55,227

		940,402

U.S. Equity Funds - 45.8%
Transamerica Aegon Sustainable Equity Income VP (A)	13,001	228,423
Transamerica Large Cap Value (A)	59,737	731,783
Transamerica Small Cap Growth (A)	8,022	46,207
Transamerica Small Cap Value (A)	9,485	50,552
Transamerica WMC US Growth VP (A)	30,801	798,982

		1,855,947

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.2%
Transamerica Bond (A)	18,302	$ 146,051
Transamerica Core Bond (A)	95,915	822,951
Transamerica High Yield Bond (A)	11,403	88,484
Transamerica Pinebridge Inflation Opportunities VP (A)	8,892	87,138

		1,144,624

Total Investment Companies (Cost $4,601,341)		3,940,973

Total Investments (Cost $4,601,341)		3,940,973
Net Other Assets (Liabilities) - 2.8%		114,989

Net Assets - 100.0%		$4,055,962

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,940,973	$—	$—	$3,940,973

Total Investments	$3,940,973	$—	$—	$3,940,973

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $4,601,341)	$3,940,973
Cash	128,973
Receivables and other assets:
Dividends from affiliated investments	876
Due from investment manager	5,609
Other assets	4

Total assets	4,076,435

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	876
Shares of beneficial interest redeemed	90
Distribution and service fees	866
Transfer agent costs	5
Trustees, CCO and deferred compensation fees	4
Audit and tax fees	15,618
Custody fees	861
Legal fees	20
Printing and shareholder reports fees	177
Other accrued expenses	1,956

Total liabilities	20,473

Net assets	$4,055,962

Net assets consist of:
Capital stock ($0.01 par value)	$3,797
Additional paid-in capital	4,565,890
Total distributable earnings (accumulated losses)	(513,725)

Net assets	$4,055,962

Shares outstanding	379,655

Net asset value and offering price per share	$10.68

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$89,565
Interest income from unaffiliated investments	318

Total investment income	89,883

Expenses:
Investment management fees	4,064
Distribution and service fees	9,768
Transfer agent costs	43
Trustees, CCO and deferred compensation fees	169
Audit and tax fees	28,926
Custody fees	3,345
Legal fees	249
Printing and shareholder reports fees	916
Index fees	10,543
Filing fees	6,801
Other	135

Total expenses before waiver and/or reimbursement and recapture	64,959

Expense waived and/or reimbursed	(45,282)
Recapture of previously waived and/or reimbursed fees	250

Net expenses	19,927

Net investment income (loss)	69,956

Net realized gain (loss) on:
Affiliated investments	(111,684)
Capital gain distributions received from affiliated investment companies	191,264

Net realized gain (loss)	79,580

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(888,970)

Net realized and change in unrealized gain (loss)	(809,390)

Net increase (decrease) in net assets resulting from operations	$(739,434)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$69,956	$83,918
Net realized gain (loss)	79,580	245,661
Net change in unrealized appreciation (depreciation)	(888,970)	30,889

Net increase (decrease) in net assets resulting from operations	(739,434)	360,468

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(321,886)	(82,350)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(321,886)	(82,350)

Capital share transactions:
Proceeds from shares sold	1,073,462	2,199,709
Dividends and/or distributions reinvested	321,886	82,350
Cost of shares redeemed	(84,668)	(50,775)
Contribution from investment manager	—	7,866

Net increase (decrease) in net assets resulting from capital share transactions	1,310,680	2,239,150

Net increase (decrease) in net assets	249,360	2,517,268

Net assets:
Beginning of year	3,806,602	1,289,334

End of year	$4,055,962	$3,806,602

Capital share transactions - shares:
Shares issued	86,639	167,280
Shares reinvested	29,183	6,015
Shares redeemed	(7,361)	(3,702)

Net increase (decrease) in shares outstanding	108,461	169,593

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020 (A)
Net asset value, beginning of period/year	$14.04		$12.69		$10.00

Investment operations:
Net investment income (loss) (B)	0.21		0.38		0.19
Net realized and unrealized gain (loss)	(2.60)		1.28		2.50

Total investment operations	(2.39)		1.66		2.69

Contribution from investment manager	—		0.03		—
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.12)		—
Net realized gains	(0.74)		(0.22)		—

Total dividends and/or distributions to shareholders	(0.97)		(0.34)		—

Net asset value, end of period/year	$10.68		$14.04		$12.69

Total return	(17.10)%		13.33	%(C)	26.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,056		$3,807		$1,289
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.66%		1.72%		6.01	%(G)
Including waiver and/or reimbursement and recapture	0.51	%(F)	0.50	%(F)	1.15	%(G)
Net investment income (loss) to average net assets	1.79%		2.78%		2.54	%(G)
Portfolio turnover rate	24%		23%		4	%(D)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Portfolio through its investments in Underlying Funds. If the expenses incurred by the Underlying Funds were included in these ratios they would have increased by 0.64% and 0.65%, for the years ended December 31, 2022, and December 31, 2021, respectively.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Asset class variation risk: The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the Portfolio’s assets invested in various underlying portfolios, the Portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
Prior to November 1, 2022
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2020 (A)	2021	2022	Total
$ 35,836	$ 37,766	$ 45,282	$ 118,884

(A)	The Portfolio commenced operations on May 1, 2020.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,075,127	$ 915,017

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,605,728	$ —	$ (664,755)	$ (664,755)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 124,390	$ 197,496	$ —	$ 33,841	$ 48,509	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 68,082	$ 82,948	$ —	$ —	$ —	$ (664,755)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $197,496 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,298	$ 1,806

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Numerous factors played a part in the poor market performance for 2022, including global monetary tightening, the Ukraine war, global trade crises in energy, commodities, and other resources, supply chain issues, and ongoing COVID restrictions in China. Amid the high volatility and inflationary environment, both stock and bond markets declined in tandem for the first time since the 1960s. Most major equity indices ended the year down, marking the worst year for equity investors since 2008. On the domestic front, the S&P 500® Index ended 2022 at -18.11%. Meanwhile, the effects of inflation and curtailing policies were also felt worldwide with the MSCI EAFE Index down -14.01% and MSCI Emerging Markets Index down -19.74% for the year ended December 31, 2022.

The Federal Reserve steadily increased rates throughout 2022 resulting in a total increase of 425 basis points to the overnight Federal Funds Rate, the largest net calendar increase since 1972. Both short-term and long-term treasury yields increased by several percentage points as investors began factoring in the Federal Reserve’s tightening path and continuing high inflation. Over 2022, the Bloomberg Global Aggregate Bond Index decreased by -16.25% and the Bloomberg US Aggregate Bond Index decreased by -13.01%, which was their worst calendar year on record since their inception in 1976.

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

In the last two months of 2022, global equities delivered positive returns as measured by the MSCI All Country World Index, up 3.52%, led by a strong November with a partial retraction in December. Bonds were also largely positive with the Bloomberg US Aggregate Bond Index up 3.21%.

November was a strong month for global equity and bond markets overall with the MSCI All Country World Index up 7.76% and Bloomberg US Aggregate Bond Index up 3.68%. Within equities, international developed outperformed U.S., and emerging markets equities outperformed developed equities. Emerging market equity performance was bolstered by signs that China’s COVID-19 restrictions were loosening and the property sector stabilizing. Bond yields declined in November on the heels of inflation coming in weaker than expected combined with less hawkish messaging from the U.S. Federal Reserve (“Fed”) which helped bonds and equities rally during the month. On the monetary policy front, the Fed hiked rates by 75 basis points in its November meeting, in line with market expectations. The Fed signaled its intention to slow down the pace of rate hikes going forward by noting it will consider the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.

In its December meeting, the Fed raised policy rates by 50 basis points as expected but also raised its estimate of peak policy rate in 2023 by 50 basis points to 5% to 5.25%. As a result, yields increased, and bonds and equities sold off in December. The European Central Bank followed suit and delivered a 50 basis point hike in December as expected. European equities did relatively better than U.S. equities in December, with some indices like the MSCI Europe Index posting a marginally positive return while the U.S. equity indices were largely negative (S&P 500® Index down 5.76%, bringing MSCI World Index down 4.25%). In summary, while further moderation in U.S. inflation was a positive development, hawkish central banks dampened risk appetite, resulting in concurrent sell-off in equities and bonds in December that gave back at least some of the positive returns achieved in November.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Initial Class returned -14.07%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark, returned -13.01% and -15.25%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Milliman Financial Risk Management LLC served as sub-adviser to the Portfolio through October 31, 2022, when the Portfolio was named Transamerica Managed Risk – Balanced ETF VP.

The Portfolio outperformed its benchmark during the period (January 1, 2022 through October 31, 2022). The Portfolio benefitted from its risk management strategy as the period exhibited a high level of volatility and was marked by substantial global instability and rising risks.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

(unaudited)

STRATEGY REVIEW (continued)

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

The Portfolio is a multi-asset fund-of-fund which seeks to achieve its investment objective of balancing capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolios weightings if projected forecasts fall outside of a target volatility range.

Goldman Sachs Asset Management (“GSAM”) became sub-adviser to the Portfolio on November 1, 2022. As part of the transition to GSAM, the Portfolio experienced changes in portfolio managers, its asset allocation, underlying ETF holdings and the risk model used to forecast and measure return volatility. The managed risk model recommended re-risking immediately after GSAM became sub-adviser at the beginning of November. The managed risk model later recommended de-risking and reached the floor of 25% equity exposure around mid-November. The Portfolio remained de-risked around this level until mid-December when the Portfolio began re-risking back to just over benchmark level of equities until the end of 2022.

Portfolio performance for the period November 1, 2022, through December 31, 2022 was positive, and the Portfolio outperformed its blended benchmark (Bloomberg US Aggregate Bond Index, 50%; MSCI U.S. Broad Market Index, 34%; and MSCI All Country World ex-U.S. Index, 16%) during the period primarily due to the positive contribution from asset allocation versus the benchmark. Trades directed by the managed risk model contributed slightly to outperformance versus the benchmark. The Portfolio realized a similar amount of volatility as its benchmark over the period. Equity and fixed income ETFs performed well overall driving positive returns for the Portfolio. International developed and emerging markets equity allocations posted materially positive returns during the period driving strong positive performance for the equity sleeve. The Portfolio also realized positive returns from cash and cash-like short treasury ETFs during the period.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Neill Nuttall

Alexandra Wilson-Elizondo

Wael Younan

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.6%
U.S. Equity Funds	34.2
International Equity Funds	17.5
Other Investment Company	5.6
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(5.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.07)%	1.77%	4.06%	05/01/2008
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	(15.25)%	3.61%	5.57%
Service Class	(14.26)%	1.52%	3.80%	05/01/2008

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

FTSE® and other service marks and trademarks related to the FTSE indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$999.60	$1.61	$1,023.60	$1.63	0.32%
Service Class	1,000.00	998.10	2.87	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 17.5%
iShares Core MSCI EAFE ETF	2,586,100	$159,407,204
iShares Core MSCI Emerging Markets ETF	4,394,809	205,237,580
iShares MSCI EAFE ETF (A)	1,213,319	79,642,259
iShares MSCI EAFE Small-Cap ETF (A)	672,795	37,999,462
Vanguard FTSE Developed Markets ETF	5,797,281	243,311,884

		725,598,389

U.S. Equity Funds - 34.2%
iShares Core S&P 500 ETF	1,083,834	416,419,861
iShares Core S&P Mid-Cap ETF	192,732	46,619,944
iShares Russell 2000 ETF (A)	919,462	160,317,394
SPDR S&P 500 ETF Trust	494,775	189,216,803
Vanguard S&P 500 ETF	1,735,023	609,582,981

		1,422,156,983

U.S. Fixed Income Funds - 47.6%
iShares Core U.S. Aggregate Bond ETF	8,060,676	781,804,965
Vanguard Intermediate-Term Corporate Bond ETF (A)	5,315,296	411,988,593
Vanguard Total Bond Market ETF	10,865,681	780,590,523

		1,974,384,081

Total Exchange-Traded Funds (Cost $4,366,146,954)		4,122,139,453

	Shares	Value
OTHER INVESTMENT COMPANY - 5.6%
Securities Lending Collateral - 5.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	231,560,304	$ 231,560,304

Total Other Investment Company (Cost $231,560,304)		231,560,304

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $33,854,084 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $34,524,341.	$33,847,314	33,847,314

Total Repurchase Agreement (Cost $33,847,314)		33,847,314

Total Investments (Cost $4,631,554,572)		4,387,547,071
Net Other Assets (Liabilities) - (5.7)%		(235,500,141)

Net Assets - 100.0%		$4,152,046,930

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$4,122,139,453	$—	$—	$4,122,139,453
Other Investment Company	231,560,304	—	—	231,560,304
Repurchase Agreement	—	33,847,314	—	33,847,314

Total Investments	$4,353,699,757	$33,847,314	$—	$4,387,547,071

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $229,316,092, collateralized by cash collateral of $231,560,304 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,589,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Activity of affiliated investments no longer held as the Transamerica ETF Trust was liquidated April 12, 2022.

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$55,832,366	$—	$(52,074,455)	$6,728,992	$(10,486,903)	$—	—	$103,811	$—
DeltaShares® S&P 500 Managed Risk ETF	234,090,126	—	(216,439,100)	70,009,294	(87,660,320)	—	—	514,189	—
DeltaShares® S&P 600 Managed Risk ETF	23,926,918	—	(22,527,749)	2,125,072	(3,524,241)	—	—	70,894	—
DeltaShares® S&P EM 100 & Managed Risk ETF	24,774,838	—	(22,250,427)	(1,559,370)	(965,041)	—	—	72,411	—
DeltaShares® S&P International Managed Risk ETF	101,119,566	—	(91,006,527)	(4,688,261)	(5,424,778)	—	—	453,660	—

Total	$439,743,814	$—	$(404,298,258)	$72,615,727	$(108,061,283)	$—	—	$1,214,965	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $4,597,707,258) (including securities loaned of $229,316,092)	$4,353,699,757
Repurchase agreement, at value (cost $33,847,314)	33,847,314
Receivables and other assets:
Net income from securities lending	45,798
Dividends from unaffiliated investments	428,186
Interest	3,385
Other assets	17,470

Total assets	4,388,041,910

Liabilities:
Cash collateral received upon return of:
Securities on loan	231,560,304
Payables and other liabilities:
Shares of beneficial interest redeemed	2,158,783
Investment management fees	1,081,385
Distribution and service fees	895,652
Transfer agent costs	4,919
Trustees, CCO and deferred compensation fees	37,958
Audit and tax fees	31,600
Custody fees	11,505
Legal fees	24,944
Printing and shareholder reports fees	147,458
Other accrued expenses	40,472

Total liabilities	235,994,980

Net assets	$4,152,046,930

Net assets consist of:
Capital stock ($0.01 par value)	$3,789,896
Additional paid-in capital	4,072,624,969
Total distributable earnings (accumulated losses)	75,632,065

Net assets	$4,152,046,930

Net assets by class:
Initial Class	$4,305,586
Service Class	4,147,741,344

Shares outstanding:
Initial Class	387,293
Service Class	378,602,342

Net asset value and offering price per share:
Initial Class	$11.12
Service Class	10.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$1,214,965
Dividend income from unaffiliated investments	83,781,896
Interest income from unaffiliated investments	1,340,070
Net income from securities lending	353,173

Total investment income	86,690,104

Expenses:
Investment management fees	13,797,732
Distribution and service fees:
Service Class	11,438,109
Transfer agent costs	47,777
Trustees, CCO and deferred compensation fees	193,503
Audit and tax fees	98,392
Custody fees	49,685
Legal fees	255,080
Printing and shareholder reports fees	138,707
Other	208,050

Total expenses before waiver and/or reimbursement and recapture	26,227,035

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(4,161)

Net expenses	26,222,870

Net investment income (loss)	60,467,234

Net realized gain (loss) on:
Affiliated investments	72,615,727
Unaffiliated investments	200,142,134

Net realized gain (loss)	272,757,861

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(108,061,283)
Unaffiliated investments	(990,950,904)

Net change in unrealized appreciation (depreciation)	(1,099,012,187)

Net realized and change in unrealized gain (loss)	(826,254,326)

Net increase (decrease) in net assets resulting from operations	$(765,787,092)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$60,467,234	$67,987,042
Net realized gain (loss)	272,757,861	116,507,721
Net change in unrealized appreciation (depreciation)	(1,099,012,187)	322,176,170

Net increase (decrease) in net assets resulting from operations	(765,787,092)	506,670,933

Dividends and/or distributions to shareholders:
Initial Class	(185,941)	(229,055)
Service Class	(181,087,169)	(321,016,868)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(181,273,110)	(321,245,923)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,315,259	464,847
Service Class	3,985,771	13,890,161

	5,301,030	14,355,008

Dividends and/or distributions reinvested:
Initial Class	185,941	229,055
Service Class	181,087,169	321,016,868

	181,273,110	321,245,923

Cost of shares redeemed:
Initial Class	(405,618)	(411,271)
Service Class	(582,631,774)	(736,476,103)

	(583,037,392)	(736,887,374)

Net increase (decrease) in net assets resulting from capital share transactions	(396,463,252)	(401,286,443)

Net increase (decrease) in net assets	(1,343,523,454)	(215,861,433)

Net assets:
Beginning of year	5,495,570,384	5,711,431,817

End of year	$4,152,046,930	$5,495,570,384

Capital share transactions - shares:
Shares issued:
Initial Class	110,301	34,339
Service Class	343,856	1,046,818

	454,157	1,081,157

Shares reinvested:
Initial Class	16,440	17,183
Service Class	16,226,449	24,411,929

	16,242,889	24,429,112

Shares redeemed:
Initial Class	(34,017)	(30,441)
Service Class	(49,879,927)	(55,348,283)

	(49,913,944)	(55,378,724)

Net increase (decrease) in shares outstanding:
Initial Class	92,724	21,081
Service Class	(33,309,622)	(29,889,536)

	(33,216,898)	(29,868,455)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.53	$13.10	$13.00	$11.78	$12.55

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.17	0.29	0.26
Net realized and unrealized gain (loss)	(2.09)	1.05	0.39	1.54	(0.79)

Total investment operations	(1.89)	1.25	0.56	1.83	(0.53)

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.19)	(0.30)	(0.28)	(0.24)
Net realized gains	(0.30)	(0.63)	(0.16)	(0.33)	—

Total dividends and/or distributions to shareholders	(0.52)	(0.82)	(0.46)	(0.61)	(0.24)

Net asset value, end of year	$11.12	$13.53	$13.10	$13.00	$11.78

Total return	(14.07)%	9.65%	4.48%	15.92%	(4.33)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,306	$3,985	$3,583	$3,910	$2,424
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%	0.32%	0.32%	0.32%
Including waiver and/or reimbursement and recapture (C)	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income (loss) to average net assets	1.66%	1.47%	1.38%	2.31%	2.06%
Portfolio turnover rate	158%	13%	91%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.33	$12.92	$12.83	$11.63	$12.39

Investment operations:
Net investment income (loss) (A)	0.15	0.16	0.14	0.24	0.23
Net realized and unrealized gain (loss)	(2.04)	1.04	0.37	1.54	(0.78)

Total investment operations	(1.89)	1.20	0.51	1.78	(0.55)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.26)	(0.25)	(0.21)
Net realized gains	(0.30)	(0.63)	(0.16)	(0.33)	—

Total dividends and/or distributions to shareholders	(0.48)	(0.79)	(0.42)	(0.58)	(0.21)

Net asset value, end of year	$10.96	$13.33	$12.92	$12.83	$11.63

Total return	(14.26)%	9.35%	4.19%	15.65%	(4.55)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,147,741	$5,491,585	$5,707,849	$6,035,492	$5,729,890
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture (C)	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss) to average net assets	1.32%	1.21%	1.14%	1.97%	1.85%
Portfolio turnover rate	158%	13%	91%	22%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk—Balanced ETF VP (formerly, Transamerica Managed Risk—Balanced ETF VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$231,560,304	$—	$—	$—	$231,560,304
Total Borrowings	$231,560,304	$—	$—	$—	$231,560,304

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billon	0.2875
Over $9 billion	0.2800

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Breakpoints	Rate
Prior to November 1, 2022
First $50 million (A)	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million	0.3000

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2023
Service Class	0.62	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 7,149,049,296	$ 7,639,928,667

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,651,535,353	$ 27,225,618	$ (291,213,900)	$ (263,988,282)

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 78,222,490	$ 103,050,620	$ —	$ 63,743,091	$ 257,502,832	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 60,394,194	$ 279,226,270	$ —	$ —	$ (117)	$ (263,988,282)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk — Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk — Balanced ETF VP (formerly, Transamerica Managed Risk — Balanced ETF VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $103,050,620 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 11,030,244	$ 858,970

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Numerous factors played a part in the poor market performance for 2022, including global monetary tightening, the Ukraine war, global trade crises in energy, commodities, and other resources, supply chain issues, and ongoing COVID restrictions in China. Amid the high volatility and inflationary environment, both stock and bond markets declined in tandem for the first time since the 1960s. Most major equity indices ended the year down, marking the worst year for equity investors since 2008. On the domestic front, the S&P 500® Index ended 2022 at -18.11%. Meanwhile, the effects of inflation and curtailing policies were also felt worldwide with the MSCI EAFE Index down -14.01% and the MSCI Emerging Markets Index down -19.74% for the year ended December 31, 2022.

The Federal Reserve steadily increased rates throughout 2022 resulting in a total increase of 425 basis points to the overnight Federal Funds Rate, the largest net calendar increase since 1972. Both short-term and long-term treasury yields increased by several percentage points as investors began factoring in the Federal Reserve’s tightening path and continuing high inflation. Over 2022, the Bloomberg Global Aggregate Bond Index decreased by -16.25% and the Bloomberg US Aggregate Bond Index decreased by -13.01%, which was their worst calendar year on record since their inception in 1976.

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

In the last two months of 2022, global equities delivered positive returns as measured by the MSCI All Country World Index, up 3.52%, led by a strong November with a partial retraction in December. Bonds were also largely positive with the Bloomberg US Aggregate Bond Index up 3.21%.

November was a strong month for global equity and bond markets overall with the MSCI All Country World Index up 7.76% and Bloomberg US Aggregate Bond Index up 3.68%. Within equities, international developed outperformed US, and emerging markets equities outperformed developed equities. Emerging market equity performance was bolstered by signs that China’s COVID-19 restrictions were loosening and the property sector stabilizing. Bond yields declined in November on the heels of inflation coming in weaker than expected combined with less hawkish messaging from the U.S. Federal Reserve (“Fed”) which helped bonds and equities rally during the month. On the monetary policy front, the Fed hiked rates by 75 basis points in its November meeting, in line with market expectations. The Fed signaled its intention to slow down the pace of rate hikes going forward by noting it will consider the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.

In its December meeting, the Fed raised policy rates by 50 basis points as expected but also raised its estimate of peak policy rate in 2023 by 50 basis points to 5% – 5.25%. As a result, yields increased, and bonds and equities sold off in December. The European Central Bank followed suit and delivered a 50 basis point hike in December as expected. European equities did relatively better than U.S. equities in December, with some indices like the MSCI Europe Index posting a marginally positive return while U.S. equity indices were largely negative (S&P 500® Index down 5.76%, bringing MSCI World Index down 4.25%). In summary, while further moderation in US inflation was a positive development, hawkish central banks dampened risk appetite, resulting in concurrent sell-off in equities and bonds in December that gave back at least some of the positive returns achieved in November.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP, Initial Class returned -11.66%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark, returned -13.01% and -14.57%, respectively.

STRATEGY REVIEW

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Milliman Financial Risk Management LLC served as sub-adviser to the Portfolio through October 31, 2022, when the Portfolio was named Transamerica Managed Risk – Conservative ETF VP.

The Portfolio outperformed its benchmark during the period (January 1, 2022 through October 31, 2022). The Portfolio benefitted from its risk management strategy as the period exhibited a high level of volatility and was marked by substantial global instability and risking risks.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

(unaudited)

STRATEGY REVIEW (continued)

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

The Portfolio is a multi-asset fund-of-fund which seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target volatility range.

Goldman Sachs Asset Management (“GSAM”) became sub-adviser to the Portfolio on November 1, 2022. As part of the transition to GSAM, the Portfolio experienced changes in portfolio managers, its asset allocation, underlying ETF holdings and the risk model used to forecast and measure return volatility. The managed risk model recommended re-risking shortly after GSAM became sub-adviser at the beginning of November. The managed risk model later recommended de-risking and reached the floor of 15% equity exposure around mid-November. The Portfolio remained de-risked around this level until the end of 2022.

Portfolio performance for the period November 1, 2022, through December 31, 2022 was positive, and the Portfolio outperformed its benchmark during the period primarily due to the positive contribution from trades directed by the managed risk model. The Portfolio was also successful in realizing lower volatility than its benchmark over the period. Fixed income ETFs, which make-up the largest capital allocation of the Portfolio, performed well driving overall positive returns for the Portfolio. International developed and emerging markets equity allocations posted materially positive returns during the period driving strong positive performance for the equity sleeve. The Portfolio also realized positive returns from cash and cash-like short treasury ETFs during the period.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Neill Nuttall

Alexandra Wilson-Elizondo

Wael Younan

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	68.7%
Repurchase Agreement	15.7
U.S. Equity Funds	10.6
International Equity Funds	5.1
Other Investment Company	1.9
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(11.66)%	0.80%	3.18%	11/19/2009
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	(14.57)%	2.69%	4.34%
Service Class	(11.83)%	0.56%	2.93%	11/19/2009

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index and 10% MSCI All Country World Index ex-US.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,003.30	$1.72	$1,023.50	$1.73	0.34%
Service Class	1,000.00	1,002.70	2.98	1,022.20	3.01	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 84.4%
International Equity Funds - 5.1%
iShares Core MSCI EAFE ETF	85,985	$5,300,115
iShares Core MSCI Emerging Markets ETF	147,697	6,897,450
iShares MSCI EAFE ETF	80,821	5,305,091
iShares MSCI EAFE Small-Cap ETF	27,244	1,538,741
Vanguard FTSE Developed Markets ETF	142,191	5,967,756

		25,009,153

U.S. Equity Funds - 10.6%
iShares Core S&P 500 ETF	37,177	14,283,775
iShares Core S&P Mid-Cap ETF	7,255	1,754,912
iShares Russell 2000 ETF (A)	32,953	5,745,685
SPDR S&P 500 ETF Trust	37,336	14,278,407
Vanguard S&P 500 ETF	44,809	15,743,194

		51,805,973

U.S. Fixed Income Funds - 68.7%
iShares 0-3 Month Treasury Bond ETF (A)	162,717	16,294,480
iShares Core U.S. Aggregate Bond ETF	933,403	90,530,757
Schwab U.S. Aggregate Bond ETF (A)	2,011,301	91,815,891
SPDR Bloomberg 1-3 Month Treasury Bill ETF	87,149	7,971,519
Vanguard Intermediate-Term Corporate Bond ETF	476,165	36,907,549
Vanguard Total Bond Market ETF	1,291,459	92,778,415

		336,298,611

Total Exchange-Traded Funds (Cost $456,335,675)		413,113,737

	Shares	Value
OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	9,463,280	$ 9,463,280

Total Other Investment Company (Cost $9,463,280)		9,463,280

	Principal	Value
REPURCHASE AGREEMENT - 15.7%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $76,575,378 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $78,091,303.	$76,560,066	76,560,066

Total Repurchase Agreement (Cost $76,560,066)		76,560,066

Total Investments (Cost $542,359,021)		499,137,083
Net Other Assets (Liabilities) - (2.0)%		(9,765,937)

Net Assets - 100.0%		$489,371,146

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$413,113,737	$—	$—	$413,113,737
Other Investment Company	9,463,280	—	—	9,463,280
Repurchase Agreement	—	76,560,066	—	76,560,066

Total Investments	$422,577,017	$76,560,066	$—	$499,137,083

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,401,029, collateralized by cash collateral of $9,463,280 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $138,779. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Activity of affiliated investments no longer held as the Transamerica ETF Trust was liquidated April 12, 2022.

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$5,154,216	$—	$(4,826,852)	$640,450	$(967,814)	$—	—	$8,754	$—
DeltaShares® S&P 500 Managed Risk ETF	22,989,847	—	(21,397,984)	7,027,073	(8,618,936)	—	—	44,326	—
DeltaShares® S&P 600 Managed Risk ETF	1,685,217	—	(1,590,031)	174,341	(269,527)	—	—	5,845	—
DeltaShares® S&P EM 100 & Managed Risk ETF	1,913,714	—	(1,721,880)	(117,290)	(74,544)	—	—	5,340	—
DeltaShares® S&P International Managed Risk ETF	8,821,572	—	(8,048,317)	(257,155)	(516,100)	—	—	30,966	—

Total	$40,564,566	$—	$(37,585,064)	$7,467,419	$(10,446,921)	$—	—	$95,231	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $465,798,955) (including securities loaned of $9,401,029)	$422,577,017
Repurchase agreement, at value (cost $76,560,066)	76,560,066
Receivables and other assets:
Net income from securities lending	3,216
Dividends from unaffiliated investments	66,510
Interest	7,656
Other assets	2,185

Total assets	499,216,650

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,463,280
Payables and other liabilities:
Shares of beneficial interest redeemed	79,572
Investment management fees	132,385
Distribution and service fees	105,728
Transfer agent costs	581
Trustees, CCO and deferred compensation fees	4,621
Audit and tax fees	14,646
Custody fees	1,558
Legal fees	2,947
Printing and shareholder reports fees	34,486
Other accrued expenses	5,700

Total liabilities	9,845,504

Net assets	$489,371,146

Net assets consist of:
Capital stock ($0.01 par value)	$449,545
Additional paid-in capital	503,823,725
Total distributable earnings (accumulated losses)	(14,902,124)

Net assets	$489,371,146

Net assets by class:
Initial Class	$18,837
Service Class	489,352,309

Shares outstanding:
Initial Class	1,714
Service Class	44,952,787

Net asset value and offering price per share:
Initial Class	$10.99
Service Class	10.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$95,231
Dividend income from unaffiliated investments	11,161,727
Interest income from unaffiliated investments	197,050
Net income from securities lending	20,053

Total investment income	11,474,061

Expenses:
Investment management fees	1,680,628
Distribution and service fees:
Service Class	1,350,476
Transfer agent costs	5,630
Trustees, CCO and deferred compensation fees	22,885
Audit and tax fees	27,917
Custody fees	7,140
Legal fees	29,997
Printing and shareholder reports fees	28,032
Other	39,342

Total expenses before waiver and/or reimbursement and recapture	3,192,047

Expenses waived and/or reimbursed:
Service Class	(4,165)

Net expenses	3,187,882

Net investment income (loss)	8,286,179

Net realized gain (loss) on:
Affiliated investments	7,467,419
Unaffiliated investments	14,434,397

Net realized gain (loss)	21,901,816

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(10,446,921)
Unaffiliated investments	(94,001,515)

Net change in unrealized appreciation (depreciation)	(104,448,436)

Net realized and change in unrealized gain (loss)	(82,546,620)

Net increase (decrease) in net assets resulting from operations	$(74,260,441)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$8,286,179	$8,624,187
Net realized gain (loss)	21,901,816	8,780,350
Net change in unrealized appreciation (depreciation)	(104,448,436)	452,585

Net increase (decrease) in net assets resulting from operations	(74,260,441)	17,857,122

Dividends and/or distributions to shareholders:
Initial Class	(652)	(625)
Service Class	(16,637,655)	(19,701,032)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,638,307)	(19,701,657)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,214	1,243
Service Class	3,867,275	13,135,101

	3,868,489	13,136,344

Dividends and/or distributions reinvested:
Initial Class	652	625
Service Class	16,637,655	19,701,032

	16,638,307	19,701,657

Cost of shares redeemed:
Initial Class	(264)	(251)
Service Class	(83,743,097)	(91,510,240)

	(83,743,361)	(91,510,491)

Net increase (decrease) in net assets resulting from capital share transactions	(63,236,565)	(58,672,490)

Net increase (decrease) in net assets	(154,135,313)	(60,517,025)

Net assets:
Beginning of year	643,506,459	704,023,484

End of year	$489,371,146	$643,506,459

Capital share transactions - shares:
Shares issued:
Initial Class	106	95
Service Class	332,421	1,024,479

	332,527	1,024,574

Shares reinvested:
Initial Class	59	49
Service Class	1,513,890	1,545,179

	1,513,949	1,545,228

Shares redeemed:
Initial Class	(23)	(19)
Service Class	(7,326,712)	(7,158,327)

	(7,326,735)	(7,158,346)

Net increase (decrease) in shares outstanding:
Initial Class	142	125
Service Class	(5,480,401)	(4,588,669)

	(5,480,259)	(4,588,544)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.89	$12.92	$12.63	$12.10	$12.86

Investment operations:
Net investment income (loss) (A)	0.21	0.20	0.22	0.29	0.27
Net realized and unrealized gain (loss)	(1.70)	0.19	0.43	1.18	(0.68)

Total investment operations	(1.49)	0.39	0.65	1.47	(0.41)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.32)	(0.30)	(0.26)
Net realized gains	(0.18)	(0.18)	(0.04)	(0.64)	(0.09)

Total dividends and/or distributions to shareholders	(0.41)	(0.42)	(0.36)	(0.94)	(0.35)

Net asset value, end of year	$10.99	$12.89	$12.92	$12.63	$12.10

Total return	(11.66)%	3.00%	5.23%	12.38%	(3.31)%

Ratio and supplemental data:
Net assets end of year (000’s)	$19	$20	$18	$17	$14
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.34%	0.33%	0.33%	0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.34%	0.33%	0.33%	0.33%	0.33%
Net investment income (loss) to average net assets	1.82%	1.55%	1.75%	2.33%	2.15%
Portfolio turnover rate	93%	1%	80%	2%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.76	$12.80	$12.51	$11.98	$12.74

Investment operations:
Net investment income (loss) (A)	0.18	0.16	0.19	0.26	0.24
Net realized and unrealized gain (loss)	(1.68)	0.18	0.42	1.18	(0.68)

Total investment operations	(1.50)	0.34	0.61	1.44	(0.44)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.28)	(0.27)	(0.23)
Net realized gains	(0.18)	(0.18)	(0.04)	(0.64)	(0.09)

Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.32)	(0.91)	(0.32)

Net asset value, end of year	$10.89	$12.76	$12.80	$12.51	$11.98

Total return	(11.83)%	2.76%	4.91%	12.19%	(3.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$489,352	$643,486	$704,005	$748,077	$755,778
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.58%	0.58%
Including waiver and/or reimbursement and recapture (C)	0.59%	0.58%	0.58%	0.58%	0.58%
Net investment income (loss) to average net assets	1.53%	1.28%	1.49%	2.06%	1.88%
Portfolio turnover rate	93%	1%	80%	2%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk—Conservative ETF VP (formerly, Transamerica Managed Risk—Conservative ETF VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$9,463,280	$—	$—	$—	$9,463,280
Total Borrowings	$9,463,280	$—	$—	$—	$9,463,280

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
Prior to November 1, 2022
First $50 million (A)	0.3400
Over $50 million up to $250 million	0.3200
Over $250 million	0.3000

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2023
Service Class	0.62	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$492,874,420	$634,592,964

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 544,473,823	$ 3,762,894	$ (49,099,634)	$ (45,336,740)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,602,582	$ 8,035,725	$ —	$ 10,543,267	$ 9,158,390	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,037,639	$ 18,396,977	$ —	$ —	$ —	$ (45,336,740)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk — Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk — Conservative ETF VP (formerly, Transamerica Managed Risk — Conservative ETF VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk –  Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,035,725 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 581,038	$ 46,764

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Numerous factors played a part in the poor market performance for 2022, including global monetary tightening, the Ukraine war, global trade crises in energy, commodities, and other resources, supply chain issues, and ongoing COVID restrictions in China. Amid the high volatility and inflationary environment, both stock and bond markets declined in tandem for the first time since the 1960s. Most major equity indices ended the year down, marking the worst year for equity investors since 2008. On the domestic front, the S&P 500® Index ended 2022 at -18.11%. Meanwhile, the effects of inflation and curtailing policies were also felt worldwide with the MSCI EAFE Index down -14.01% and MSCI Emerging Markets Index down -19.74% for the year ended December 31, 2022.

The Federal Reserve steadily increased rates throughout 2022 resulting in a total increase of 425 basis points to the overnight Federal Funds Rate, the largest net calendar increase since 1972. Both short-term and long-term treasury yields increased by several percentage points as investors began factoring in the Federal Reserve’s tightening path and continuing high inflation. Over 2022, the Bloomberg Global Aggregate Bond Index decreased by -16.25% and the Bloomberg US Aggregate Bond Index decreased by -13.01%, which was their worst calendar year on record since their inception in 1976.

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

In the last two months of 2022, global equities delivered positive returns as measured by the MSCI All Country World Index, up 3.52%, led by a strong November with a partial retraction in December. Bonds were also largely positive with the Bloomberg US Aggregate Bond Index up 3.21%.

November was a strong month for global equity and bond markets overall with the MSCI All Country World Index up 7.76% and Bloomberg US Aggregate Bond Index up 3.68%. Within equities, international developed outperformed U.S., and emerging markets equities outperformed developed equities. Emerging market equity performance was bolstered by signs that China’s COVID-19 restrictions were loosening and the property sector stabilizing. Bond yields declined in November on the heels of inflation coming in weaker than expected combined with less hawkish messaging from the U.S. Federal Reserve (“Fed”) which helped bonds and equities rally during the month. On the monetary policy front, the Fed hiked rates by 75 basis points in its November meeting, in line with market expectations. The Fed signaled its intention to slow down the pace of rate hikes going forward by noting it will consider the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.

In its December meeting, the Fed raised policy rates by 50 basis points as expected but also raised its estimate of peak policy rate in 2023 by 50 basis points to 5% – 5.25%. As a result, yields increased, and bonds and equities sold off in December. The European Central Bank followed suit and delivered a 50 basis point hike in December as expected. European equities did relatively better than U.S. equities in December, with some indices like the MSCI Europe Index posting a marginally positive return while U.S. equity indices were largely negative (S&P 500® Index down 5.76%, bringing MSCI World Index down 4.25%). In summary, while further moderation in U.S. inflation was a positive development, hawkish central banks dampened risk appetite, resulting in concurrent sell-off in equities and bonds in December that gave back at least some of the positive returns achieved in November.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Goldman Sachs Managed Risk – Growth ETF VP, Initial Class returned -14.32%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark, returned -19.23% and -16.58%, respectively.
STRATEGY REVIEW

Milliman Financial Risk Management LLC (1/1/2022 – 10/31/2022)

Milliman Financial Risk Management LLC served as sub-adviser to the Portfolio through October 31, 2022, when the Portfolio was named Transamerica Managed Risk – Growth ETF VP.

The Portfolio outperformed its benchmark during the period (January 1, 2022 through October 31, 2022). The Portfolio benefitted from its risk management strategy as the period exhibited a high level of volatility and was marked by substantial global instability and rising risks.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(unaudited)

STRATEGY REVIEW (continued)

Goldman Sachs Asset Management, L.P. (11/1/2022 – 12/31/2022)

The Portfolio is a multi-asset fund-of-fund which seeks to achieve its investment objective of capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target volatility range.

Goldman Sachs Asset Management (“GSAM”) became sub-adviser to the Portfolio on November 1, 2022. As part of the transition to GSAM, the Portfolio experienced changes in portfolio managers, its asset allocation, underlying ETF holdings and the risk model used to forecast and measure return volatility. The managed risk model recommended re-risking immediately after GSAM became sub-adviser at the beginning of November. The managed risk model later recommended de-risking and reached the floor of 35% equity exposure around mid-November. The Portfolio remained de-risked around this level until early December when the Portfolio began re-risking back to just over benchmark level of equities until the end of 2022.

Portfolio performance for the period November 1, 2022, through December 31, 2022 was positive, though the Portfolio underperformed its blended benchmark (MSCI U.S. Broad Market Index, 52%; Bloomberg US Aggregate Bond Index, 25%; and MSCI All Country World ex-U.S. Index, 23%) during the period primarily due to trades directed by the managed risk model which detracted from returns. The Portfolio realized a higher amount of volatility versus its benchmark over the period. Equity and fixed income ETFs performed positively overall leading to positive returns for the Portfolio. International developed and emerging markets equity allocations posted materially positive returns during the period driving strong positive performance for the equity sleeve. The Portfolio also realized positive returns from cash and cash-like short treasury ETFs during the period.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Neill Nuttall

Alexandra Wilson-Elizondo

Wael Younan

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	51.5%
International Equity Funds	26.3
U.S. Fixed Income Funds	21.5
Other Investment Company	7.0
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(7.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.32)%	2.65%	5.49%	05/01/2008
MSCI U.S. Broad Market Index (A)	(19.23)%	8.88%	12.21%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	(16.58)%	5.24%	7.78%
Service Class	(14.52)%	2.41%	5.23%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg US Aggregate Bond Index and 23% MSCI All Country World Index ex-US.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,015.00	$1.63	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,014.00	2.89	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 26.3%
iShares Core MSCI EAFE ETF	1,826,957	$112,613,630
iShares Core MSCI Emerging Markets ETF	2,824,070	131,884,069
iShares MSCI EAFE ETF	1,774,156	116,455,600
iShares MSCI EAFE Small-Cap ETF (A)	528,028	29,823,021
Vanguard FTSE Developed Markets ETF (A)	2,665,497	111,870,909

		502,647,229

U.S. Equity Funds - 51.5%
iShares Core S&P 500 ETF	813,151	312,420,746
iShares Core S&P Mid-Cap ETF	144,673	34,994,952
iShares Russell 2000 ETF (A)	601,549	104,886,084
SPDR S&P 500 ETF Trust	493,378	188,682,548
Vanguard S&P 500 ETF	969,725	340,703,181

		981,687,511

U.S. Fixed Income Funds - 21.5%
iShares Core U.S. Aggregate Bond ETF	1,526,759	148,080,355
Vanguard Intermediate-Term Corporate Bond ETF (A)	1,480,911	114,785,412
Vanguard Total Bond Market ETF	2,062,160	148,145,574

		411,011,341

Total Exchange-Traded Funds (Cost $1,958,801,975)		1,895,346,081

	Shares	Value
OTHER INVESTMENT COMPANY - 7.0%
Securities Lending Collateral - 7.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	133,455,279	$ 133,455,279

Total Other Investment Company (Cost $133,455,279)		133,455,279

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $13,610,043 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $13,879,554.	$13,607,322	13,607,322

Total Repurchase Agreement (Cost $13,607,322)		13,607,322

Total Investments (Cost $2,105,864,576)		2,042,408,682
Net Other Assets (Liabilities) - (7.0)%		(134,432,149)

Net Assets - 100.0%		$1,907,976,533

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,895,346,081	$—	$—	$1,895,346,081
Other Investment Company	133,455,279	—	—	133,455,279
Repurchase Agreement	—	13,607,322	—	13,607,322

Total Investments	$2,028,801,360	$13,607,322	$—	$2,042,408,682

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $139,090,542, collateralized by cash collateral of $133,455,279 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,610,928. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Activity of affiliated investments no longer held as the Transamerica ETF Trust was liquidated April 12, 2022.

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$37,297,364	$—	$(34,856,581)	$4,458,188	$(6,898,971)	$—	—	$73,418	$—
DeltaShares® S&P 500 Managed Risk ETF	161,815,863	—	(150,146,963)	49,134,911	(60,803,811)	—	—	365,077	—
DeltaShares® S&P 600 Managed Risk ETF	15,207,619	—	(14,345,977)	1,420,422	(2,282,064)	—	—	50,728	—
DeltaShares® S&P EM 100 & Managed Risk ETF	17,275,148	—	(15,529,710)	(1,072,528)	(672,910)	—	—	49,307	—
DeltaShares® S&P International Managed Risk ETF	65,827,998	—	(59,383,350)	(3,121,410)	(3,323,238)	—	—	303,317	—

Total	$297,423,992	$—	$(274,262,581)	$50,819,583	$(73,980,994)	$—	—	$841,847	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $2,092,257,254) (including securities loaned of $139,090,542)	$2,028,801,360
Repurchase agreement, at value (cost $13,607,322)	13,607,322
Receivables and other assets:
Net income from securities lending	46,788
Shares of beneficial interest sold	159
Dividends from unaffiliated investments	878,904
Interest	1,361
Other assets	8,130

Total assets	2,043,344,024

Liabilities:
Cash collateral received upon return of:
Securities on loan	133,455,279
Payables and other liabilities:
Shares of beneficial interest redeemed	852,970
Investment management fees	501,590
Distribution and service fees	412,563
Transfer agent costs	2,269
Trustees, CCO and deferred compensation fees	18,137
Audit and tax fees	21,197
Custody fees	10,788
Legal fees	11,471
Printing and shareholder reports fees	62,105
Other accrued expenses	19,122

Total liabilities	135,367,491

Net assets	$1,907,976,533

Net assets consist of:
Capital stock ($0.01 par value)	$2,081,086
Additional paid-in capital	1,907,960,207
Total distributable earnings (accumulated losses)	(2,064,760)

Net assets	$1,907,976,533

Net assets by class:
Initial Class	$3,886,418
Service Class	1,904,090,115

Shares outstanding:
Initial Class	415,520
Service Class	207,693,057

Net asset value and offering price per share:
Initial Class	$9.35
Service Class	9.17

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$841,847
Dividend income from unaffiliated investments	38,042,296
Interest income from unaffiliated investments	432,851
Net income from securities lending	282,178

Total investment income	39,599,172

Expenses:
Investment management fees	6,395,001
Distribution and service fees:
Service Class	5,268,993
Transfer agent costs	22,027
Trustees, CCO and deferred compensation fees	89,054
Audit and tax fees	55,272
Custody fees	38,555
Legal fees	117,638
Printing and shareholder reports fees	46,064
Other	104,785

Total expenses before waiver and/or reimbursement and recapture	12,137,389

Expenses waived and/or reimbursed:
Initial Class	(8)
Service Class	(4,157)

Net expenses	12,133,224

Net investment income (loss)	27,465,948

Net realized gain (loss) on:
Affiliated investments	50,819,583
Unaffiliated investments	(8,388,080)

Net realized gain (loss)	42,431,503

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(73,980,994)
Unaffiliated investments	(357,040,026)

Net change in unrealized appreciation (depreciation)	(431,021,020)

Net realized and change in unrealized gain (loss)	(388,589,517)

Net increase (decrease) in net assets resulting from operations	$(361,123,569)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$27,465,948	$29,332,590
Net realized gain (loss)	42,431,503	125,725,169
Net change in unrealized appreciation (depreciation)	(431,021,020)	186,503,159

Net increase (decrease) in net assets resulting from operations	(361,123,569)	341,560,918

Dividends and/or distributions to shareholders:
Initial Class	(303,543)	(256,990)
Service Class	(152,060,323)	(145,737,347)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(152,363,866)	(145,994,337)

Capital share transactions:
Proceeds from shares sold:
Initial Class	254,566	357,071
Service Class	37,721,445	7,318,914

	37,976,011	7,675,985

Dividends and/or distributions reinvested:
Initial Class	303,543	256,990
Service Class	152,060,323	145,737,347

	152,363,866	145,994,337

Cost of shares redeemed:
Initial Class	(410,546)	(355,741)
Service Class	(320,593,453)	(407,399,563)

	(321,003,999)	(407,755,304)

Net increase (decrease) in net assets resulting from capital share transactions	(130,664,122)	(254,084,982)

Net increase (decrease) in net assets	(644,151,557)	(58,518,401)

Net assets:
Beginning of year	2,552,128,090	2,610,646,491

End of year	$1,907,976,533	$2,552,128,090

Capital share transactions - shares:
Shares issued:
Initial Class	24,623	30,828
Service Class	3,700,655	643,077

	3,725,278	673,905

Shares reinvested:
Initial Class	31,751	22,308
Service Class	16,211,122	12,885,707

	16,242,873	12,908,015

Shares redeemed:
Initial Class	(39,534)	(30,555)
Service Class	(32,088,717)	(35,840,928)

	(32,128,251)	(35,871,483)

Net increase (decrease) in shares outstanding:
Initial Class	16,840	22,581
Service Class	(12,176,940)	(22,312,144)

	(12,160,100)	(22,289,563)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.81	$10.96	$11.04	$10.33	$11.31

Investment operations:
Net investment income (loss) (A)	0.16	0.16	0.12	0.23	0.21
Net realized and unrealized gain (loss)	(1.83)	1.38	0.34	1.70	(0.98)

Total investment operations	(1.67)	1.54	0.46	1.93	(0.77)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.13)	(0.25)	(0.23)	(0.21)
Net realized gains	(0.61)	(0.56)	(0.29)	(0.99)	—

Total dividends and/or distributions to shareholders	(0.79)	(0.69)	(0.54)	(1.22)	(0.21)

Net asset value, end of year	$9.35	$11.81	$10.96	$11.04	$10.33

Total return	(14.32)%	14.25%	4.52%	19.74%	(6.99)%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,886	$4,709	$4,122	$4,658	$3,756
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%	0.32%	0.32%	0.32%
Including waiver and/or reimbursement and recapture (C)	0.33%	0.32%	0.32%	0.32%	0.32%
Net investment income (loss) to average net assets	1.58%	1.41%	1.15%	2.15%	1.83%
Portfolio turnover rate	197%	29%	201%	59%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.59	$10.76	$10.85	$10.17	$11.13

Investment operations:
Net investment income (loss) (A)	0.13	0.13	0.09	0.20	0.17
Net realized and unrealized gain (loss)	(1.79)	1.36	0.33	1.67	(0.95)

Total investment operations	(1.66)	1.49	0.42	1.87	(0.78)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.10)	(0.22)	(0.20)	(0.18)
Net realized gains	(0.61)	(0.56)	(0.29)	(0.99)	—

Total dividends and/or distributions to shareholders	(0.76)	(0.66)	(0.51)	(1.19)	(0.18)

Net asset value, end of year	$9.17	$11.59	$10.76	$10.85	$10.17

Total return	(14.52)%	14.05%	4.22%	19.41%	(7.16)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,904,091	$2,547,419	$2,606,524	$2,845,470	$2,726,559
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture (C)	0.58%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss) to average net assets	1.30%	1.12%	0.90%	1.86%	1.56%
Portfolio turnover rate	197%	29%	201%	59%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk—Growth ETF VP (formerly, Transamerica Managed Risk—Growth ETF VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$133,455,279	$—	$—	$—	$133,455,279
Total Borrowings	$133,455,279	$—	$—	$—	$133,455,279

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems;

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
Prior to November 1, 2022
First $50 million (A)	0.3400
Over $50 million up to $250 million	0.3200
Over $250 million	0.3000

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2023
Service Class	0.62	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 4,186,438,347	$ 4,423,030,049

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,122,081,193	$ 11,566,029	$ (91,238,540)	$ (79,672,511)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 119,170,212	$ 33,193,654	$ —	$ 50,670,211	$ 95,324,126	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 27,413,772	$ 50,194,276	$ —	$ —	$ (297)	$ (79,672,511)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk — Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk — Growth ETF VP (formerly, Transamerica Managed Risk — Growth ETF VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $33,193,654 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,877,954	$ 740,880

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

(unaudited)

MARKET ENVIRONMENT

For the fiscal year ended December 31, 2022, international equity markets witnessed a very volatile year. The market sold off in the first nine months before staging a recovery in the fourth quarter. Despite the late rebound, the MSCI EAFE Index still lost 14.01% for the year. Markets were spooked by the outbreak of the Russia-Ukraine war at the end of February, which caused the first downturn. In subsequent months, entrenched higher inflation caused developed market central banks to raise interest rates aggressively. Equity markets fell precipitously in response to heightened recession risks and equity valuation compression. In the fourth quarter, the market became more comfortable with peak inflation and interest rates, as well as the abrupt China re-opening from COVID-19 restrictions. We also witnessed a rotation from growth to value stocks.

All regions fell, with the U.K. outperforming on a relative basis. Developed Europe ex-U.K. fared the worst as the Russia-Ukraine war had the biggest negative impact on the European economy due to weakened domestic demand and higher energy prices. Japan also underperformed because of the weaker yen. All sectors fell except for energy. Expensive sectors, such as information technology, performed the worst as higher-growth stocks suffered the most from multiple deratings.

While the market was more comfortable with inflation trending down, investors remained concerned with slowing corporate profit growth. Uncertainty also remained over the magnitude and duration of a potential global recession. As of period end, the Portfolio was balanced with defensive growth characteristics in consumer-exposed sectors and an overweight in cyclical growth sectors.

PERFORMANCE

For the year ended December 31, 2022, Transamerica International Focus VP, Initial Class returned -20.04%. By comparison, its benchmark, the MSCI EAFE Index, returned -14.01%.

STRATEGY REVIEW

We seek to add value by identifying companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while ensuring we do not overpay for these growth characteristics. The value-led market environment was a major headwind for the Portfolio, which underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended December 31, 2022.

From a regional perspective, Japan detracted most as many of the Portfolio’s holdings underperformed, including Tokyo Electron, Lasertec, Taiyo Yuden, Food and Life Companies Ltd., Nidec Corp and Open House. Developed Pacific ex-Japan contributed to performance, led by DBS Group Holdings, a Singaporean bank. DBS continued to execute well with growth and margin expansion across its franchise and solid management of credit risks. The stock also offered an attractive and well-covered dividend. We took profits to risk-manage the position.

Among sectors, holdings in information technology and health care detracted most. Semiconductor company Tokyo Electron Ltd. was the biggest detractor in technology, as the company experienced weakness in demand from China. Despite reporting better-than-expected results in its most recent quarter, the company lowered its full-year guidance. As of period end, we continued to hold the stock on our belief that sentiment had bottomed out. In health care, clinical research company ICON PLC underperformed as the company faced several headwinds including weakness in the biotechnology market, impact from the Russia-Ukraine war, COVID-19 work rolling off, and its floating-rate debt and currency exposures. However, we believe these factors were reflected in the company’s attractive valuation as of period end. Energy and consumer discretionary led contributors. An overweight allocation in energy and holdings, such as Equinor ASA and TotalEnergies SE, were positive contributors. In consumer discretionary, Pan Pacific International Holdings Corp., LVMH Moet Hennessy Louis Vuitton SE and Haseko aided performance.

Among individual holdings, building materials company Kingspan Group PLC was the top detractor. While building efficiency continued to be an attractive market, the company’s heavy exposure to European/U.K. building activity was a headwind. We trimmed our position to lessen exposure. Tokyo Electron Ltd. also underperformed as discussed above. Lasertec Corp., Taiyo Yuden Co. Ltd. and ICON PLC were also significant detractors. Equinor ASA, a Norwegian oil and gas company, was the top individual contributor. The company has the most leverage to European oil and gas of the major oil and gas producers and continued to benefit from high commodity prices. Equinor ASA chose to return most of its higher profit to shareholders via higher buybacks and distributions. TotalEnergies SE, another energy holding, also benefited from the strong commodity environment. Rio Tinto PLC, ADR, Pan Pacific International Holdings Corp. and DBS Group Holdings Ltd. rounded out the remaining top five contributors.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Epoch Investment Partners, Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Other Investment Company	13.0
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(11.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	(20.04)%	2.39%	4.85%	01/02/1997
MSCI EAFE Index (A)	(14.01)%	2.03%	5.16%
Service Class	(20.29)%	2.14%	4.59%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,059.20	$4.20	$1,021.10	$4.13	0.81%
Service Class	1,000.00	1,057.10	5.50	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 4.6%
Computershare Ltd.	439,800	$7,845,273
National Australia Bank Ltd.	430,096	8,802,497

		16,647,770

Austria - 1.2%
Erste Group Bank AG	131,816	4,218,961

China - 6.4%
Airtac International Group	160,602	4,864,748
ANTA Sports Products Ltd.	429,600	5,630,435
Ganfeng Lithium Group Co. Ltd., H Shares (A) (B)	662,800	4,950,546
Zijin Mining Group Co. Ltd., H Shares	5,564,000	7,541,797

		22,987,526

Denmark - 2.8%
Novo Nordisk AS, Class B	76,472	10,325,724

Finland - 2.0%
Neste OYJ	154,031	7,093,241

France - 12.3%
LVMH Moet Hennessy Louis Vuitton SE	10,854	7,899,526
Sanofi	127,300	12,242,337
TotalEnergies SE (B)	218,146	13,695,612
Vinci SA	107,010	10,686,258

		44,523,733

Germany - 4.3%
Bayerische Motoren Werke AG	98,334	8,776,711
Merck KGaA	35,770	6,926,657

		15,703,368

Ireland - 5.3%
ICON PLC (C)	35,526	6,900,925
Kingspan Group PLC (B)	110,106	5,961,506
Smurfit Kappa Group PLC	167,190	6,185,150

		19,047,581

Israel - 3.8%
Bank Leumi Le-Israel BM	788,969	6,571,170
Nice Ltd., ADR (B) (C)	36,790	7,074,717

		13,645,887

Italy - 0.9%
Interpump Group SpA (B)	75,015	3,385,438

Japan - 14.4%
Asahi Group Holdings Ltd. (B)	117,500	3,687,766
ITOCHU Corp. (B)	422,900	13,359,825
Lasertec Corp.	30,000	4,970,664
Open House Group Co. Ltd.	148,300	5,446,556
Pan Pacific International Holdings Corp. (B)	543,100	10,151,054
Taiyo Yuden Co. Ltd.	208,800	6,093,447
Tokyo Electron Ltd.	27,800	8,235,782

		51,945,094

Netherlands - 2.9%
Wolters Kluwer NV (B)	99,079	10,368,334

Norway - 5.9%
DNB Bank ASA	460,507	9,140,289
Equinor ASA	337,949	12,135,642

		21,275,931

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 1.3%
Samsung Electronics Co. Ltd.	109,244	$ 4,795,073

Singapore - 2.8%
DBS Group Holdings Ltd.	394,900	10,000,753

Sweden - 2.5%
Epiroc AB, Class A	102,190	1,859,229
Epiroc AB, Class B	449,773	7,226,212

		9,085,441

Switzerland - 5.7%
Lonza Group AG	13,375	6,554,061
Roche Holding AG	28,726	9,024,932
Swiss Life Holding AG	9,674	4,988,442

		20,567,435

Taiwan - 3.2%
E Ink Holdings, Inc.	839,000	4,394,886
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	95,916	7,144,782

		11,539,668

United Kingdom - 15.0%
Ashtead Group PLC	76,686	4,375,891
Beazley PLC	527,107	4,330,087
British American Tobacco PLC	236,352	9,376,485
Compass Group PLC	330,258	7,655,915
Diageo PLC	214,898	9,482,735
Legal & General Group PLC	3,156,886	9,522,211
Rio Tinto PLC, ADR (B)	131,874	9,389,429

		54,132,753

Total Common Stocks (Cost $328,229,782)		351,289,711

OTHER INVESTMENT COMPANY - 13.0%
Securities Lending Collateral - 13.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (D)	46,802,135	46,802,135

Total Other Investment Company (Cost $46,802,135)		46,802,135

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.80% (D), dated 12/30/2022, to be repurchased at $2,384,761 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $2,432,005.	$2,384,285	2,384,285

Total Repurchase Agreement (Cost $2,384,285)		2,384,285

Total Investments (Cost $377,416,202)		400,476,131
Net Other Assets (Liabilities) - (11.0)%		(39,611,716)

Net Assets - 100.0%		$360,864,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.7%	$38,733,670
Pharmaceuticals	9.6	38,519,650
Oil, Gas & Consumable Fuels	8.2	32,924,495
Metals & Mining	5.5	21,881,772
Semiconductors & Semiconductor Equipment	5.1	20,351,228
Insurance	4.7	18,840,740
Machinery	4.3	17,335,627
Textiles, Apparel & Luxury Goods	3.4	13,529,961
Life Sciences Tools & Services	3.4	13,454,986
Trading Companies & Distributors	3.3	13,359,825
Beverages	3.3	13,170,501
Construction & Engineering	2.7	10,686,258
Electronic Equipment, Instruments & Components	2.6	10,488,333
Professional Services	2.6	10,368,334
Multiline Retail	2.5	10,151,054
Tobacco	2.3	9,376,485
Automobiles	2.2	8,776,711
IT Services	1.9	7,845,273
Hotels, Restaurants & Leisure	1.9	7,655,915
Software	1.8	7,074,717
Containers & Packaging	1.5	6,185,150
Building Products	1.5	5,961,506
Household Durables	1.4	5,446,556
Technology Hardware, Storage & Peripherals	1.2	4,795,073
Commercial Services & Supplies	1.1	4,375,891

Investments	87.7	351,289,711
Short-Term Investments	12.3	49,186,420

Total Investments	100.0%	$400,476,131

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$30,509,853	$320,779,858	$—	$351,289,711
Other Investment Company	46,802,135	—	—	46,802,135
Repurchase Agreement	—	2,384,285	—	2,384,285

Total Investments	$77,311,988	$323,164,143	$—	$400,476,131

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of the 144A security is $4,950,546, representing 1.4% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $61,107,328, collateralized by cash collateral of $46,802,135 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,973,645. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Rates disclosed reflect the yields at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $375,031,917) (including securities loaned of $61,107,328)	$398,091,846
Repurchase agreement, at value (cost $2,384,285)	2,384,285
Foreign currency, at value (cost $4,571,029)	4,602,685
Receivables and other assets:
Net income from securities lending	19,318
Shares of beneficial interest sold	7,000,173
Dividends	257,381
Interest	238
Tax reclaims	1,109,561
Other assets	1,445

Total assets	413,466,932

Liabilities:
Cash collateral received upon return of:
Securities on loan	46,802,135
Payables and other liabilities:
Shares of beneficial interest redeemed	5,457,752
Investment management fees	239,398
Distribution and service fees	21,444
Transfer agent costs	407
Trustees, CCO and deferred compensation fees	3,189
Audit and tax fees	18,450
Custody fees	17,405
Legal fees	2,095
Printing and shareholder reports fees	35,967
Other accrued expenses	4,275

Total liabilities	52,602,517

Net assets	$360,864,415

Net assets consist of:
Capital stock ($0.01 par value)	$462,357
Additional paid-in capital	338,360,983
Total distributable earnings (accumulated losses)	22,041,075

Net assets	$360,864,415

Net assets by class:
Initial Class	$262,221,162
Service Class	98,643,253

Shares outstanding:
Initial Class	33,372,266
Service Class	12,863,445

Net asset value and offering price per share:
Initial Class	$7.86
Service Class	7.67

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$13,047,692
Interest income	31,302
Net income from securities lending	173,842
Withholding taxes on foreign income	(1,334,808)

Total investment income	11,918,028

Expenses:
Investment management fees	3,010,883
Distribution and service fees:
Service Class	269,628
Transfer agent costs	4,043
Trustees, CCO and deferred compensation fees	16,276
Audit and tax fees	29,570
Custody fees	72,864
Legal fees	21,439
Printing and shareholder reports fees	6,775
Insurance fees	738
Other	45,304

Total expenses	3,477,520

Net investment income (loss)	8,440,508

Net realized gain (loss) on:
Investments	(2,360,168)
Foreign currency transactions	(772,308)

Net realized gain (loss)	(3,132,476)

Net change in unrealized appreciation (depreciation) on:
Investments	(102,037,778)
Translation of assets and liabilities denominated in foreign currencies	(18,568)

Net change in unrealized appreciation (depreciation)	(102,056,346)

Net realized and change in unrealized gain (loss)	(105,188,822)

Net increase (decrease) in net assets resulting from operations	$(96,748,314)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$8,440,508	$8,389,172
Net realized gain (loss)	(3,132,476)	30,039,160
Net change in unrealized appreciation (depreciation)	(102,056,346)	14,073,506

Net increase (decrease) in net assets resulting from operations	(96,748,314)	52,501,838

Dividends and/or distributions to shareholders:
Initial Class	(23,277,787)	(4,592,029)
Service Class	(8,715,632)	(1,394,786)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(31,993,419)	(5,986,815)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,992,513	8,518,793
Service Class	3,824,263	14,190,642

	29,816,776	22,709,435

Dividends and/or distributions reinvested:
Initial Class	23,277,787	4,592,029
Service Class	8,715,632	1,394,786

	31,993,419	5,986,815

Cost of shares redeemed:
Initial Class	(51,990,909)	(73,710,493)
Service Class	(15,161,424)	(19,182,669)

	(67,152,333)	(92,893,162)

Net increase (decrease) in net assets resulting from capital share transactions	(5,342,138)	(64,196,912)

Net increase (decrease) in net assets	(134,083,871)	(17,681,889)

Net assets:
Beginning of year	494,948,286	512,630,175

End of year	$360,864,415	$494,948,286

Capital share transactions - shares:
Shares issued:
Initial Class	3,349,728	823,586
Service Class	461,136	1,385,314

	3,810,864	2,208,900

Shares reinvested:
Initial Class	3,027,020	441,541
Service Class	1,160,537	137,147

	4,187,557	578,688

Shares redeemed:
Initial Class	(6,182,705)	(7,050,223)
Service Class	(1,828,334)	(1,882,949)

	(8,011,039)	(8,933,172)

Net increase (decrease) in shares outstanding:
Initial Class	194,043	(5,785,096)
Service Class	(206,661)	(360,488)

	(12,618)	(6,145,584)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.77	$9.84	$8.32	$8.01	$9.91

Investment operations:
Net investment income (loss) (A)	0.19	0.18	0.12	0.18	0.15
Net realized and unrealized gain (loss)	(2.36)	0.88	1.59	1.81	(1.88)

Total investment operations	(2.17)	1.06	1.71	1.99	(1.73)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.13)	(0.19)	(0.15)	(0.12)
Net realized gains	(0.47)	—	—	(1.53)	(0.05)

Total dividends and/or distributions to shareholders	(0.74)	(0.13)	(0.19)	(1.68)	(0.17)

Net asset value, end of year	$7.86	$10.77	$9.84	$8.32	$8.01

Total return	(20.04)%	10.82%	20.90%	27.68%	(17.70)%

Ratio and supplemental data:
Net assets end of year (000’s)	$262,221	$357,374	$383,396	$365,486	$346,289
Expenses to average net assets	0.82%	0.83%	0.82%	0.82%	0.93%
Net investment income (loss) to average net assets	2.23%	1.71%	1.46%	2.10%	1.60%
Portfolio turnover rate	36%	20%	30%	26%	131%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.53	$9.62	$8.14	$7.86	$9.73

Investment operations:
Net investment income (loss) (A)	0.17	0.15	0.09	0.15	0.13
Net realized and unrealized gain (loss)	(2.32)	0.87	1.56	1.78	(1.86)

Total investment operations	(2.15)	1.02	1.65	1.93	(1.73)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.11)	(0.17)	(0.12)	(0.09)
Net realized gains	(0.47)	—	—	(1.53)	(0.05)

Total dividends and/or distributions to shareholders	(0.71)	(0.11)	(0.17)	(1.65)	(0.14)

Net asset value, end of year	$7.67	$10.53	$9.62	$8.14	$7.86

Total return	(20.29)%	10.63%	20.58%	27.40%	(17.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$98,643	$137,574	$129,234	$114,566	$95,537
Expenses to average net assets	1.07%	1.08%	1.07%	1.07%	1.18%
Net investment income (loss) to average net assets	1.98%	1.45%	1.18%	1.83%	1.42%
Portfolio turnover rate	36%	20%	30%	26%	131%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Focus VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$46,802,135	$—	$—	$—	$46,802,135
Total Borrowings	$46,802,135	$—	$—	$—	$46,802,135

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Initial Class	0.88%	May 1, 2023
Service Class	1.13	May 1, 2023
Prior to May 1, 2022
Initial Class	0.89
Service Class	1.14

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 137,025,217	$ —	$ 166,340,895	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 382,433,867	$ 39,736,583	$ (21,694,319)	$ 18,042,264

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,787,149	$ 130,724

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,421,614	$ 20,571,805	$ —	$ 5,986,815	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,909,248	$ —	$ (2,917,873)	$ —	$ —	$ 18,049,700

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Focus VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Focus VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica International Focus VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,571,805 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 9,570,173	$ 755,568

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

The year 2022 began with an improvement in the COVID-19 health situation, but investors’ moods soured rapidly as the Federal Reserve (“Fed”) realized it was behind the curve in fighting inflation. High and rising inflation was exacerbated by spiking energy and commodities prices following Russia’s invasion of Ukraine. Coupled with a tight labor market, unabating inflationary pressure finally provoked what many viewed as an overdue policy pivot from the Fed. The Fed sought to regain the credibility it had lost for erroneously viewing inflation as transitory with an aggressive reduction in liquidity, both through rate hikes and a faster-than-expected reduction in the size of its balance sheet. In total, the Fed raised interest rates by 4.25% in 2022. In June, year-over-year headline inflation peaked at 9.1% – a 40-year high – before cooling energy and goods prices initiated a downward trend that saw headline inflation back down to 6.5% by December.

In response to rampant inflation and a hawkish Fed, the yield curve shifted sharply upward, bond prices broadly fell, and interest rates entered a period of high volatility. The yield on the 10-year U.S. Treasury note touched a post-2008 high of 4.24% in October before recovering somewhat, closing out December at 3.87%, up from 1.51% a year earlier. Around mid-year, concerns about an economic slowdown created by tighter monetary policy resulted in an inverted yield curve that persisted for the remainder of the year. Corporate investment-grade credit yield spreads to comparable Treasury maturities were volatile. After beginning the year at historically tight levels around 0.92%, spreads hit a post-COVID high of 1.64%, but came back to 1.29% by year-end. Mortgage-backed securities (“MBS”) and high-yield credit spreads also ended the year wider.

Excluding the energy sector, which experienced a strong gain based on generally higher commodities prices, equities finished the year with significant losses. More defensive sectors such as utilities and consumer staples fared better than higher-growth segments of the economy as valuation multiples contracted, and the economic growth outlook deteriorated.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Janus Balanced VP, Initial Class returned -16.51%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica Janus Balanced VP Blended Benchmark, returned -18.11%, -13.01% and -15.52%, respectively.

STRATEGY REVIEW

The Portfolio outperformed its primary benchmark, the S&P 500® Index, for the fiscal year ended December 31, 2022, but underperformed its blended benchmark, consisting of the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). The Portfolio’s equity-to-fixed income allocation ended December at approximately 56% equity, 43% fixed income and a small allocation to cash.

The Portfolio’s equity allocation outperformed the S&P 500® Index during the fiscal year. Stock selection drove relative performance, particularly in the consumer discretionary sector. Stock selection was also additive to performance in the industrials, financials, and communication services sectors.

Insurance company Progressive Corp. was among the largest contributors to relative results. After facing inflation earlier than the rest of the economy, the insurance industry focused on raising prices, which improved the outlook for margins. Progressive Corp. also demonstrated better growth than its peers, aided by its direct-to-consumer business model.

Pharmaceutical company Eli Lilly & Co. also aided relative performance. The more defensive nature of health-care stocks generally held up better than the market. Additionally, the company reported strong results and continued to have success with its product portfolio and pipeline, including treatments for diabetes and a new therapy for obesity that demonstrated efficacy in clinical trials.

Detracting from relative results was sector positioning, including an underweight allocation to the energy sector and lack of exposure to utilities – the two best-performing benchmark sectors during the period.

Semiconductor equipment manufacturer Lam Research Corp. led relative detractors. Fears of a broad economic slowdown hurt overall expectations for its market. As a result of these lowered assumptions, particularly in the memory segment of the market, estimates for Lam Research Corp.’s business declined.

Adobe, Inc. also weighed on relative results. Our concerns around the company’s valuation led us to reduce the position throughout the period. The evolving competitive landscape, potential end-market weakness, and Adobe Inc.’s roughly $20 billion acquisition of Figma led us to sell the position by year end.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s fixed income allocation underperformed the Bloomberg U.S. Aggregate Bond Index. While we reduced the Portfolio’s spread risk exposure, we generally maintained more spread risk versus the benchmark, and this detracted as spreads widened over the period.

As the year progressed and the possibility of an economic slowdown increased, we continued to improve overall credit quality. While we reduced our out-of-index exposure to corporate high-yield bonds, the sector detracted on an asset allocation basis. Security selection within investment-grade corporates further detracted, particularly within financials. Despite relative underperformance, we continue to prefer financials over industrials within investment-grade corporates, given financials were trading more attractively than industrials. Security selection within MBS contributed to performance.

As we reduced the Portfolio’s exposure to corporates, we added to its overweight to securitized sectors, particularly within MBS, as we believe spreads on securitized assets widened to levels that better reflect the risk of an economic slowdown or recession. In contrast, corporate spreads continued to trade near their long-term averages, and, in our opinion, were pricing in either a low probability of recession, or an extremely shallow recession.

The Portfolio’s overall interest rate risk positioning contributed, helping to offset relative underperformance. Treasury rates rode the proverbial roller coaster during the period, and we actively managed duration amid the volatility. We ended the year marginally short duration versus the benchmark. We believed the overall interest rate positioning continued to balance the opposing forces of high inflation and a hawkish Fed with the growing likelihood of a recession.

Jeremiah Buckley, CFA

Michael Keough

Greg Wilensky, CFA

Co-Portfolio Managers

Janus Henderson Investors US LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	56.4%
U.S. Government Agency Obligations	13.9
U.S. Government Obligations	13.2
Corporate Debt Securities	8.2
Other Investment Company	5.9
Repurchase Agreement	4.7
Mortgage-Backed Securities	4.5
Asset-Backed Securities	3.4
Net Other Assets (Liabilities)	(10.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(16.51)%	6.26%	7.91%	07/01/2009
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	(15.52)%	5.49%	7.51%
Service Class	(16.77)%	5.98%	7.64%	07/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® Index and 45% Bloomberg US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,008.30	$3.64	$1,021.60	$3.67	0.72%
Service Class	1,000.00	1,006.40	4.91	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 56.4%
Aerospace & Defense - 1.2%
General Dynamics Corp.	31,401	$7,790,902
L3 Harris Technologies, Inc.	18,592	3,871,040

		11,661,942

Air Freight & Logistics - 1.3%
United Parcel Service, Inc., Class B	71,988	12,514,394

Banks - 2.3%
Bank of America Corp.	324,676	10,753,269
JPMorgan Chase & Co.	77,139	10,344,340

		21,097,609

Beverages - 1.4%
Constellation Brands, Inc., Class A	17,870	4,141,373
Monster Beverage Corp. (A)	83,995	8,528,012

		12,669,385

Biotechnology - 1.3%
AbbVie, Inc.	76,672	12,390,962

Building Products - 0.4%
Trane Technologies PLC	24,627	4,139,552

Capital Markets - 2.7%
Charles Schwab Corp.	57,366	4,776,293
CME Group, Inc.	34,617	5,821,195
Goldman Sachs Group, Inc.	15,355	5,272,600
Morgan Stanley	107,955	9,178,334

		25,048,422

Chemicals - 0.9%
Corteva, Inc.	82,776	4,865,573
Sherwin-Williams Co.	13,485	3,200,395

		8,065,968

Consumer Finance - 1.0%
American Express Co.	60,974	9,008,909

Electrical Equipment - 0.3%
Rockwell Automation, Inc.	12,028	3,098,052

Electronic Equipment, Instruments & Components - 0.7%
Corning, Inc.	62,562	1,998,230
TE Connectivity Ltd.	39,431	4,526,679

		6,524,909

Entertainment - 0.8%
Walt Disney Co. (A)	82,318	7,151,788

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	11,725	5,352,462
Sysco Corp.	75,384	5,763,107

		11,115,569

Food Products - 0.5%
Hershey Co.	20,124	4,660,115

Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	73,120	8,027,845
Edwards Lifesciences Corp. (A)	31,391	2,342,082
Intuitive Surgical, Inc. (A)	8,906	2,363,207
Medtronic PLC	30,352	2,358,957
Stryker Corp.	16,336	3,993,989

		19,086,080

Health Care Providers & Services - 2.2%
UnitedHealth Group, Inc.	39,497	20,940,519

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 3.4%
Booking Holdings, Inc. (A)	1,855	$ 3,738,344
Hilton Worldwide Holdings, Inc.	67,603	8,542,315
McDonald’s Corp.	42,362	11,163,658
Starbucks Corp.	78,627	7,799,799

		31,244,116

Household Products - 0.9%
Procter & Gamble Co.	57,667	8,740,011

Industrial Conglomerates - 0.8%
Honeywell International, Inc.	35,117	7,525,573

Insurance - 1.4%
Progressive Corp.	101,785	13,202,532

Interactive Media & Services - 1.9%
Alphabet, Inc., Class C (A)	199,994	17,745,468

Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (A)	83,436	7,008,624

IT Services - 3.3%
Accenture PLC, Class A	28,553	7,619,082
Cognizant Technology Solutions Corp., Class A	61,085	3,493,451
Mastercard, Inc., Class A	56,071	19,497,569

		30,610,102

Leisure Products - 0.3%
Hasbro, Inc.	44,848	2,736,176

Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific, Inc.	17,619	9,702,607

Machinery - 1.7%
Deere & Co.	28,669	12,292,120
Parker-Hannifin Corp.	11,730	3,413,430

		15,705,550

Media - 1.1%
Comcast Corp., Class A	285,417	9,981,032

Multiline Retail - 0.9%
Dollar General Corp.	35,375	8,711,094

Oil, Gas & Consumable Fuels - 1.2%
Chevron Corp.	9,542	1,712,694
ConocoPhillips	81,663	9,636,234

		11,348,928

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	6,732	1,670,277

Pharmaceuticals - 3.1%
Eli Lilly & Co.	36,640	13,404,378
Merck & Co., Inc.	98,434	10,921,252
Zoetis, Inc.	29,711	4,354,147

		28,679,777

Real Estate Management & Development - 0.3%
CBRE Group, Inc., Class A (A)	30,656	2,359,286

Road & Rail - 0.2%
Union Pacific Corp.	9,944	2,059,104

Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc. (A)	50,189	3,250,742
KLA Corp.	9,955	3,753,334
Lam Research Corp.	22,660	9,523,998
NVIDIA Corp.	52,074	7,610,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	43,605	$ 7,204,418

		31,342,586

Software - 4.6%
Cadence Design Systems, Inc. (A)	12,883	2,069,525
Microsoft Corp.	168,490	40,407,272

		42,476,797

Specialty Retail - 1.9%
Home Depot, Inc.	30,409	9,604,987
TJX Cos., Inc.	98,142	7,812,103

		17,417,090

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	193,271	25,111,701

Textiles, Apparel & Luxury Goods - 1.2%
NIKE, Inc., Class B	92,477	10,820,734

Total Common Stocks (Cost $401,520,470)		525,373,340

	Principal	Value
ASSET-BACKED SECURITIES - 3.4%
ACC Auto Trust Series 2022-A, Class A, 4.58%, 07/15/2026 (B)	$304,249	299,005
ACM Auto Trust Series 2022-1A, Class A, 3.23%, 04/20/2029 (B)	107,822	107,545
Affirm Asset Securitization Trust Series 2021-B, Class A, 1.03%, 08/17/2026 (B)	565,000	535,852
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (B)	249,990	228,659
ARES LX CLO Ltd. Series 2021-60A, Class A, 3-Month LIBOR + 1.12%, 5.31% (C), 07/18/2034 (B)	250,000	243,175
Arivo Acceptance Auto Loan Receivables Trust Series 2022-1A, Class A, 3.93%, 05/15/2028 (B)	284,584	276,327
Barings CLO Ltd.
Series 2018-3A, Class A1,
3-Month LIBOR + 0.95%, 5.19% (C), 07/20/2029 (B)	404,144	400,956
Series 2019-3A, Class A1R,
3-Month LIBOR + 1.07%, 5.31% (C), 04/20/2031 (B)	926,000	912,823
Carvana Auto Receivables Trust Series 2021-P4, Class A2, 0.82%, 04/10/2025	230,644	228,383
CBAM Ltd.
Series 2019-11RA, Class A1,
3-Month LIBOR + 1.18%, 5.42% (C), 01/20/2035 (B)	1,210,000	1,177,983
Series 2019-11RA, Class B,
3-Month LIBOR + 1.75%, 5.99% (C), 01/20/2035 (B)	308,466	293,259

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, 3-Month LIBOR + 1.05%, 5.79% (C), 05/29/2032 (B)	$250,000	$ 245,159
CF Hippolyta Issuer LLC Series 2021-1A, Class A1, 1.53%, 03/15/2061 (B)	786,121	680,453
Series 2021-1A, Class B1, 1.98%, 03/15/2061 (B)	296,937	247,824
Series 2022-1A , Class A1, 5.97%, 08/15/2062 (B)	889,057	869,936
Series 2022-1A , Class A2, 6.11%, 08/15/2062 (B)	2,084,991	1,961,435
CIFC Funding Ltd.
Series 2018-3A, Class A,
3-Month LIBOR + 1.10%, 5.29% (C), 07/18/2031 (B)	416,000	409,299
Series 2021-4A, Class A,
3-Month LIBOR + 1.05%, 5.13% (C), 07/15/2033 (B)	812,993	800,240
Series 2021-7A, Class A1,
3-Month LIBOR + 1.13%, 5.45% (C), 01/23/2035 (B)	375,000	365,353
Series 2021-7A, Class B,
3-Month LIBOR + 1.60%, 5.92% (C), 01/23/2035 (B)	250,874	239,546
Conn’s Receivables Funding LLC Series 2021-A, Class A, 1.05%, 05/15/2026 (B)	530	529
Consumer Loan Underlying Bond CLUB Credit Trust Series 2019-P2, Class C, 4.41%, 10/15/2026 (B)	253,758	252,280
CP EF Asset Securitization I LLC Series 2021-1A, Class A, 5.96%, 04/15/2030 (B)	365,066	359,108
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (B)	821,000	673,372
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.12%, 07/25/2048 (B)	757,440	716,815
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, 3-Month LIBOR + 1.15%, 5.39% (C), 04/20/2034 (B)	339,000	330,981
Exeter Automobile Receivables Trust Series 2019-1A, Class E, 5.20%, 01/15/2026 (B)	380,000	376,751
Series 2021-1A, Class D, 1.08%, 11/16/2026	562,000	525,482
Foursight Capital Automobile Receivables Trust Series 2021-1, Class B, 0.87%, 01/15/2026 (B)	295,000	289,914
FREED ABS Trust Series 2022-3FP, Class A, 4.50%, 08/20/2029 (B)	283,652	282,726

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HPS Loan Management Ltd. Series 2021-16A, Class B, 3-Month LIBOR + 1.70%, 6.02% (C), 01/23/2035 (B)	$ 250,000	$ 237,628
JPMorgan Chase Bank NA-CACLN
Series 2021-1, Class B, 0.88%, 09/25/2028 (B)	153,926	148,795
Series 2021-2, Class B, 0.89%, 12/26/2028 (B)	331,459	316,775
LAD Auto Receivables Trust Series 2021-1A, Class A, 1.30%, 08/17/2026 (B)	278,092	270,251
Series 2022-1A, Class A, 5.21%, 06/15/2027 (B)	860,809	847,051
Lendbuzz Securitization Trust Series 2022-1A, Class A, 4.22%, 05/17/2027 (B)	725,955	694,781
Libra Solutions LLC Series 2022-1A, Class A, 4.75%, 05/15/2034 (B)	259,134	254,213
Series 2022-2A , Class A, 6.85%, 10/15/2034 (B)	264,532	263,127
LL ABS Trust Class A,Series 2022-2A, 6.63%, 05/15/2030 (B)	264,932	263,963
Logan CLO II Ltd. Series 2021-2A, Class A, 3-Month LIBOR + 1.15%, 5.39% (C), 01/20/2035 (B)	582,571	565,809
Madison Park Funding XXXV Ltd. Series 2019-35A, Class A1R, 3-Month LIBOR + 0.99%, 5.23% (C), 04/20/2032 (B)	250,000	245,699
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (B)	688,000	656,390
New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class B1, 2.41%, 10/20/2061 (B)	353,000	290,358
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (B)	200,744	183,031
Series 2021-FHT1, Class A, 3.10%, 07/25/2026 (B)	476,040	415,767
Oak Street Investment Grade Net Lease Fund Series 2020-1A, Class A1, 1.85%, 11/20/2050 (B)	684,205	607,796
Octagon Investment Partners 48 Ltd. Series 2020-3A, Class AR, 3-Month LIBOR + 1.15%, 5.39% (C), 10/20/2034 (B)	351,000	341,448
Pagaya AI Debt Trust Series 2022-1, Class A, 2.03%, 10/15/2029 (B)	380,217	365,080
PRPM LLC Series 2020-4, Class A1, 2.95% (C), 10/25/2025 (B)	488,143	470,946

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Regatta XXIII Funding Ltd. Series 2021-4A, Class B, 3-Month LIBOR + 1.70%, 5.94% (C), 01/20/2035 (B)	$ 264,465	$ 252,002
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B, 5.28%, 05/15/2032 (B)	588,356	574,394
Series 2022-B, Class A2, 5.59%, 08/16/2032 (B)	225,922	225,163
Santander Bank NA-SBCLN Series 2021-1A, Class B, 1.83%, 12/15/2031 (B)	157,739	151,718
Santander Drive Auto Receivables Trust Series 2020-3, Class D, 1.64%, 11/16/2026	1,359,000	1,302,892
Sound Point CLO XXII Ltd. Series 2019-1A, Class AR, 3-Month LIBOR + 1.08%, 5.32% (C), 01/20/2032 (B)	1,088,000	1,064,810
Tesla Auto Lease Trust Series 2021-B, Class A3, 0.60%, 09/22/2025 (B)	394,000	371,249
Series 2021-B, Class B, 0.91%, 09/22/2025 (B)	202,000	188,481
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (B)	369,964	364,014
THL Credit Wind River CLO Ltd. Series 2019-1A , Class AR, 3-Month LIBOR + 1.16%, 5.40% (C), 07/20/2034 (B)	314,000	304,513
TPI RE-REMIC Trust, Principal Only STRIPS Series 2022-FRR1, Class AK34, Zero Coupon, 07/25/2046 (B)	292,000	280,732
Series 2022-FRR1, Class AK33, Zero Coupon, 07/25/2046 (B)	355,000	341,300
Tricolor Auto Securitization Trust Series 2022-1A, Class A, 3.30%, 02/18/2025 (B)	87,268	86,324
Upstart Securitization Trust Series 2021-4, Class A, 0.84%, 09/20/2031 (B)	254,683	246,538
Series 2021-5, Class A, 1.31%, 11/20/2031 (B)	170,724	163,426
Series 2022-1, Class A, 3.12%, 03/20/2032 (B)	710,564	684,709
Series 2022-2, Class A, 4.37%, 05/20/2032 (B)	1,029,339	1,006,334
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (B)	925,000	816,465
Vantage Data Centers LLC Series 2020-2A, Class A2, 1.99%, 09/15/2045 (B)	596,000	490,431
VCAT LLC Series 2021-NPL1, Class A1, 2.29% (C), 12/26/2050 (B)	146,260	138,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 08/20/2036 (B)	$ 224,386	$ 211,477
Westlake Automobile Receivables Trust Series 2020-1A, Class D, 2.80%, 06/16/2025 (B)	615,000	603,596

Total Asset-Backed Securities (Cost $33,144,453)		31,638,722

CORPORATE DEBT SECURITIES - 8.2%
Aerospace & Defense - 0.0% (D)
General Dynamics Corp. 3.50%, 04/01/2027	402,000	384,404

Air Freight & Logistics - 0.1%
GXO Logistics, Inc.
1.65%, 07/15/2026	554,000	474,911
2.65%, 07/15/2031	122,000	90,377

		565,288

Banks - 2.7%
Bank of America Corp.
Fixed until 06/14/2028, 2.09% (C), 06/14/2029	916,000	772,403
Fixed until 04/29/2030, 2.59% (C), 04/29/2031	1,063,000	868,287
Fixed until 04/24/2027, 3.71% (C), 04/24/2028	652,000	604,233
Fixed until 03/05/2028, 3.97% (C), 03/05/2029	456,000	421,480
Fixed until 04/27/2027, 4.38% (C), 04/27/2028	1,348,000	1,290,980
Fixed until 06/01/2023 (E), 5.20% (C)	173,000	167,637
Fixed until 11/10/2027, 6.20% (C), 11/10/2028	1,219,000	1,256,856
Fixed until 09/05/2024 (E), 6.25% (C)	993,000	953,638
Bank of Montreal Fixed until 01/10/2032, 3.09% (C), 01/10/2037	2,205,000	1,672,891
BNP Paribas SA
Fixed until 01/20/2027, 2.59% (C), 01/20/2028 (B)	616,000	542,640
Fixed until 01/20/2032, 3.13% (C), 01/20/2033 (B) (F)	525,000	415,945
Citigroup, Inc.
Fixed until 01/10/2027, 3.89% (C), 01/10/2028	1,369,000	1,281,572
Fixed until 03/31/2030, 4.41% (C), 03/31/2031	893,000	822,299
Fixed until 05/15/2023 (E), 5.35% (C)	478,000	465,765
Fixed until 05/15/2025 (E), 5.95% (C)	496,000	453,220
Fixed until 05/15/2024 (E), 6.30% (C)	109,000	102,814
Commonwealth Bank of Australia 3.78%, 03/14/2032 (B)	966,000	798,959
First Republic Bank 4.63%, 02/13/2047	385,000	300,727

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (C), 05/13/2031	$ 949,000	$ 784,209
Fixed until 01/25/2032, 2.96% (C), 01/25/2033	1,283,000	1,046,341
Fixed until 06/14/2029, 4.57% (C), 06/14/2030	755,000	712,169
Fixed until 02/01/2025 (E), 4.60% (C)	414,000	364,838
Fixed until 08/01/2024 (E), 5.00% (C)	392,000	358,653
Fixed until 09/14/2032, 5.72% (C), 09/14/2033	1,614,000	1,587,112
Mitsubishi UFJ Financial Group, Inc.
Fixed until 07/18/2024, 4.79% (C), 07/18/2025	654,000	647,748
Fixed until 07/20/2027, 5.02% (C), 07/20/2028 (F)	1,067,000	1,043,079
National Australia Bank Ltd. 2.99%, 05/21/2031 (B)	1,103,000	866,184
Nordea Bank Abp 5.38%, 09/22/2027 (B)	1,253,000	1,260,847
SVB Financial Group
Fixed until 05/15/2026 (E), 4.00% (C)	239,000	157,745
Fixed until 02/15/2031 (E), 4.10% (C)	1,033,000	591,208
Fixed until 11/15/2026 (E), 4.25% (C)	1,337,000	877,137
US Bancorp
Fixed until 11/03/2031, 2.49% (C), 11/03/2036	857,000	654,390
Fixed until 07/22/2032, 4.97% (C), 07/22/2033	235,000	223,719
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (C), 11/15/2035	841,000	626,089

		24,993,814

Beverages - 0.1%
Diageo Capital PLC
1.38%, 09/29/2025	200,000	183,567
2.00%, 04/29/2030	606,000	499,211

		682,778

Biotechnology - 0.1%
CSL Finance PLC
3.85%, 04/27/2027 (B)	270,000	258,666
4.05%, 04/27/2029 (B)	529,000	499,707

		758,373

Capital Markets - 1.2%
Ares Capital Corp. 2.88%, 06/15/2027 (F)	823,000	698,559
Charles Schwab Corp. Fixed until 12/01/2030 (E), 4.00% (C)	501,000	399,523
Goldman Sachs Group, Inc. 3.50%, 04/01/2025	1,486,000	1,429,758

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley
Fixed until 05/04/2026, 1.59% (C), 05/04/2027	$ 632,000	$ 555,066
Fixed until 02/13/2031, 1.79% (C), 02/13/2032	1,104,000	832,470
Fixed until 04/28/2025, 2.19% (C), 04/28/2026	990,000	920,670
Fixed until 07/21/2031, 2.24% (C), 07/21/2032	1,203,000	922,794
Fixed until 09/16/2031, 2.48% (C), 09/16/2036	1,298,000	944,412
Fixed until 01/21/2032, 2.94% (C), 01/21/2033	1,894,000	1,537,541
4.35%, 09/08/2026	79,000	76,770
MSCI, Inc.
3.63%, 09/01/2030 (B)	992,000	824,600
3.88%, 02/15/2031 (B)	962,000	799,831
4.00%, 11/15/2029 (B)	88,000	76,651
OWL Rock Core Income Corp.
4.70%, 02/08/2027	113,000	102,030
7.75%, 09/16/2027 (B)	678,000	676,783

		10,797,458

Consumer Finance - 0.1%
American Express Co. Fixed until 02/26/2032, 4.99% (C), 05/26/2033 (F)	817,000	787,944

Diversified Financial Services - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.00%, 10/29/2028	655,000	549,859
4.63%, 10/15/2027	774,000	720,032
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.88%, 10/15/2026 (B)	510,000	439,253
3.63%, 03/01/2029 (B)	443,000	351,050
3.88%, 03/01/2031 (B)	575,000	438,882
4.00%, 10/15/2033 (B)	476,000	355,505

		2,854,581

Diversified Telecommunication Services - 0.0% (D)
AT&T, Inc. 3.65%, 09/15/2059	109,000	73,327
3.80%, 12/01/2057	378,000	262,869

		336,196

Electric Utilities - 0.2%
Duke Energy Corp. 4.30%, 03/15/2028	643,000	619,880
Duquesne Light Holdings, Inc. 2.78%, 01/07/2032 (B)	642,000	503,878
NRG Energy, Inc. 3.38%, 02/15/2029 (B)	938,000	753,560

		1,877,318

Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc. 4.75%, 12/01/2024	853,000	843,637
4.90%, 06/15/2028	426,000	409,173

		1,252,810

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 0.2%
Agree LP
2.00%, 06/15/2028	$ 630,000	$ 517,281
2.60%, 06/15/2033	197,000	148,866
2.90%, 10/01/2030	313,000	254,863
Equinix, Inc. 2.15%, 07/15/2030	533,000	425,195
Sun Communities Operating LP 2.70%, 07/15/2031	898,000	711,174

		2,057,379

Food Products - 0.1%
JBS USA LUX SA / JBS USA Food Co. / JBS
USA Finance, Inc.
3.00%, 05/15/2032 (B)	695,000	531,745
3.63%, 01/15/2032 (B)	500,000	405,000
5.50%, 01/15/2030 (B)	375,000	356,820
Mondelez International, Inc. 2.75%, 04/13/2030	68,000	58,733

		1,352,298

Health Care Equipment & Supplies - 0.4%
GE HealthCare Technologies, Inc.
5.65%, 11/15/2027 (B)	933,000	945,704
5.86%, 03/15/2030 (B)	1,114,000	1,142,654
5.91%, 11/22/2032 (B) (F)	1,603,000	1,666,340

		3,754,698

Health Care Providers & Services - 0.5%
Centene Corp.
2.45%, 07/15/2028	919,000	774,921
3.00%, 10/15/2030	491,000	402,497
4.25%, 12/15/2027	2,255,000	2,116,938
HCA, Inc.
5.38%, 09/01/2026	187,000	185,087
5.63%, 09/01/2028	264,000	262,842
5.88%, 02/15/2026 - 02/01/2029	650,000	652,113
UnitedHealth Group, Inc. 5.25%, 02/15/2028	412,000	421,834

		4,816,232

Hotels, Restaurants & Leisure - 0.0% (D)
GLP Capital LP / GLP Financing II, Inc.
5.30%, 01/15/2029	73,000	69,072
5.38%, 04/15/2026	333,000	326,782

		395,854

Insurance - 0.4%
Athene Global Funding
2.65%, 10/04/2031 (B)	1,416,000	1,085,443
2.72%, 01/07/2029 (B)	800,000	661,993
Brown & Brown, Inc.
4.20%, 03/17/2032	291,000	253,133
4.95%, 03/17/2052	845,000	686,607
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (C), 10/01/2050	1,066,000	899,587

		3,586,763

IT Services - 0.3%
Global Payments, Inc.
2.15%, 01/15/2027	570,000	498,111
2.90%, 11/15/2031	566,000	448,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Global Payments, Inc. (continued)
4.80%, 04/01/2026	$ 513,000	$ 500,109
5.30%, 08/15/2029	832,000	805,424
5.40%, 08/15/2032	378,000	361,346

		2,613,509

Leisure Products - 0.2%
Hasbro, Inc.
3.90%, 11/19/2029	1,442,000	1,284,906
5.10%, 05/15/2044 (F)	422,000	361,290
6.35%, 03/15/2040	347,000	341,418

		1,987,614

Life Sciences Tools & Services - 0.1%
Illumina, Inc. 5.80%, 12/12/2025	483,000	486,716

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	221,000	200,145
Comcast Corp. 3.75%, 04/01/2040	307,000	254,657
Fox Corp. 4.03%, 01/25/2024	362,000	357,905

		812,707

Metals & Mining - 0.0% (D)
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	396,000	395,931

Oil, Gas & Consumable Fuels - 0.4%
Energy Transfer LP
4.95%, 06/15/2028	78,000	75,557
5.55%, 02/15/2028	603,000	597,066
5.75%, 02/15/2033	603,000	589,951
EQT Corp.
5.68%, 10/01/2025	738,000	734,915
5.70%, 04/01/2028	318,000	316,272
Hess Midstream Operations LP 5.13%, 06/15/2028 (B)	460,000	425,505
Southwestern Energy Co. 4.75%, 02/01/2032	619,000	528,991

		3,268,257

Personal Products - 0.1%
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	554,000	516,539

Pharmaceuticals - 0.1%
Royalty Pharma PLC 3.55%, 09/02/2050	782,000	503,453

Professional Services - 0.0% (D)
CoStar Group, Inc. 2.80%, 07/15/2030 (B)	497,000	407,107

Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 2.95%, 04/01/2025	534,000	513,111
Marvell Technology, Inc.
1.65%, 04/15/2026	732,000	647,262
4.88%, 06/22/2028	378,000	360,910
Microchip Technology, Inc. 2.67%, 09/01/2023	946,000	928,330

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
TSMC Arizona Corp. 3.88%, 04/22/2027	$ 669,000	$ 644,028

		3,093,641

Software - 0.0% (D)
Workday, Inc. 3.50%, 04/01/2027	372,000	348,240

Trading Companies & Distributors - 0.1%
Air Lease Corp.
1.88%, 08/15/2026	817,000	710,608
3.00%, 02/01/2030	412,000	344,934

		1,055,542

Total Corporate Debt Securities (Cost $87,694,223)		76,743,444

MORTGAGE-BACKED SECURITIES - 4.5%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, 1-Month LIBOR + 0.88%, 5.12% (C), 09/15/2034 (B)	592,515	577,577
Angel Oak Mortgage Trust
Series 2019-5, Class A1, 2.59% (C), 10/25/2049 (B)	85,228	80,886
Series 2019-6, Class A1, 2.62% (C), 11/25/2059 (B)	73,591	70,000
Series 2020-3, Class A2, 2.41% (C), 04/25/2065 (B)	176,050	157,734
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class AF,
1-Month SOFR Average + 0.85%, 4.37% (C), 11/25/2051 (B)	712,360	648,044
Series 2022-2, Class A1, 3.00% (C), 12/25/2051 (B)	1,380,382	1,152,512
BBCMS Mortgage Trust Series 2017-DELC, Class A, 1-Month LIBOR + 0.98%, 5.29% (C), 08/15/2036 (B)	422,000	414,551
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (B)	715,000	665,944
BPR Trust Series 2022-OANA, Class A, 1-Month Term SOFR + 1.90%, 6.23% (C), 04/15/2037 (B)	1,387,000	1,353,708
BX Commercial Mortgage Trust
Series 2019-XL, Class A,
1-Month Term SOFR + 1.03%, 5.37% (C), 10/15/2036 (B)	1,074,797	1,061,546
Series 2019-XL, Class B,
1-Month Term SOFR + 1.19%, 5.53% (C), 10/15/2036 (B)	317,900	312,296
Series 2020-VKNG, Class A,
1-Month Term SOFR + 1.04%, 5.38% (C), 10/15/2037 (B)	131,194	128,023
Series 2021-VINO, Class A,
1-Month LIBOR + 0.65%, 4.97% (C), 05/15/2038 (B)	186,000	179,058

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust (continued)
Series 2021-VOLT, Class B,
1-Month LIBOR + 0.95%, 5.27% (C), 09/15/2036 (B)	$ 733,000	$ 691,025
Series 2021-VOLT, Class D,
1-Month LIBOR + 1.65%, 5.97% (C), 09/15/2036 (B)	770,000	720,391
BX Trust
5.08% (C), 04/15/2039 (B)	830,000	764,434
Series 2019-OC11, Class B, 3.61%, 12/09/2041 (B)	242,000	198,849
Series 2019-OC11, Class C, 3.86%, 12/09/2041 (B)	481,000	397,232
Series 2021-LBA, Class AJV,
1-Month LIBOR + 0.80%, 5.12% (C), 02/15/2036 (B)	820,000	779,400
Series 2021-LBA, Class AV,
1-Month LIBOR + 0.80%, 5.12% (C), 02/15/2036 (B)	932,000	885,854
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (B)	324,000	288,716
Chase Mortgage Finance Corp. Series 2021-CL1, Class M1, 1-Month SOFR Average + 1.20%, 5.13% (C), 02/25/2050 (B)	728,363	659,710
CIM Trust Series 2021-NR1, Class A1, 2.57% (C), 07/25/2055 (B)	425,610	404,008
Cold Storage Trust
Series 2020-ICE5, Class A,
1-Month LIBOR + 0.90%, 5.22% (C), 11/15/2037 (B)	1,316,224	1,279,869
Series 2020-ICE5, Class B,
1-Month LIBOR + 1.30%, 5.62% (C), 11/15/2037 (B)	585,862	567,107
Series 2020-ICE5, Class C,
1-Month LIBOR + 1.65%, 5.97% (C), 11/15/2037 (B)	587,828	568,641
COLT Mortgage Loan Trust
Series 2020-2, Class A1, 1.85% (C), 03/25/2065 (B)	17,290	16,908
Series 2020-3, Class A1, 1.51% (C), 04/27/2065 (B)	62,277	58,211
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A,
1-Month LIBOR + 0.98%, 5.30% (C), 05/15/2036 (B)	1,320,000	1,305,436
Series 2019-ICE4, Class C,
1-Month LIBOR + 1.43%, 5.75% (C), 05/15/2036 (B)	282,000	276,350
CSMC Trust Series 2021-WEHO, Class A, 1-Month LIBOR + 3.97%, 8.29% (C), 04/15/2023 (B)	583,899	557,570
Extended Stay America Trust
Series 2021-ESH, Class A,
1-Month LIBOR + 1.08%, 5.40% (C), 07/15/2038 (B)	418,786	406,704

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust (continued)
Series 2021-ESH, Class B,
1-Month LIBOR + 1.38%, 5.70% (C), 07/15/2038 (B)	$ 269,429	$ 258,952
Flagstar Mortgage Trust Series 2021-13IN, Class A2, 3.00% (C), 12/30/2051 (B)	2,222,414	1,855,543
GCAT Trust Series 2022-INV1, Class A1, 3.00% (C), 12/25/2051 (B)	1,833,003	1,530,415
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month LIBOR + 1.03%, 5.35% (C), 12/15/2036 (B)	526,000	510,775
Series 2019-WOLF, Class B,
1-Month LIBOR + 1.33%, 5.65% (C), 12/15/2036 (B)	258,000	248,678
Series 2019-WOLF, Class C,
1-Month LIBOR + 1.63%, 5.95% (C), 12/15/2036 (B)	287,000	274,001
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.29%, 01/10/2037 (B)	845,000	783,562
Series 2020-ACE, Class B, 3.64%, 01/10/2037 (B)	580,000	525,684
Life Mortgage Trust
Series 2021-BMR, Class A,
1-Month LIBOR + 0.70%, 5.02% (C), 03/15/2038 (B)	1,278,844	1,238,323
Series 2021-BMR, Class C,
1-Month LIBOR + 1.10%, 5.42% (C), 03/15/2038 (B)	740,177	703,490
Series 2022-BMR2, Class A1,
1-Month Term SOFR + 1.30%, 5.63% (C), 05/15/2039 (B)	886,000	863,803
Series 2022-BMR2, Class B,
1-Month Term SOFR + 1.79%, 6.13% (C), 05/15/2039 (B)	257,000	248,952
Med Trust
Series 2021-MDLN, Class C,
1-Month LIBOR + 1.80%, 6.12% (C), 11/15/2038 (B)	216,000	205,211
Series 2021-MDLN, Class D,
1-Month LIBOR + 2.00%, 6.32% (C), 11/15/2038 (B)	219,000	206,918
Series 2021-MDLN, Class E,
1-Month LIBOR + 3.15%, 7.47% (C), 11/15/2038 (B)	972,000	901,320
Series 2021-MDLN, Class F,
1-Month LIBOR + 4.00%, 8.32% (C), 11/15/2038 (B)	611,000	561,978
Mello Mortgage Capital Acceptance
Series 2021-INV2, Class A11,
1-Month SOFR Average + 0.95%, 4.47% (C), 08/25/2051 (B)	515,253	470,920
Series 2021-INV3, Class A11,
1-Month SOFR Average + 0.95%, 4.47% (C), 10/25/2051 (B)	636,476	581,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Mello Mortgage Capital Acceptance (continued)
Series 2021-INV4, Class A3, 2.50% (C), 12/25/2051 (B)	$ 418,081	$ 336,196
Series 2022-INV1, Class A2, 3.00% (C), 03/25/2052 (B)	1,242,431	1,037,333
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A,
1-Month LIBOR + 0.80%, 5.12% (C), 04/15/2038 (B)	1,345,085	1,304,486
Series 2021-MHC, Class C,
1-Month LIBOR + 1.35%, 5.67% (C), 04/15/2038 (B)	759,271	725,720
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (C), 02/25/2058 (B)	118,979	114,346
OBX Trust
Series 2021-INV3, Class A3, 2.50% (C), 10/25/2051 (B)	441,081	354,691
Series 2022-INV1, Class A1, 3.00% (C), 12/25/2051 (B)	1,390,554	1,162,742
Series 2022-INV1, Class A18, 3.00% (C), 12/25/2051 (B)	590,382	470,046
Oceanview Mortgage Trust Series 2022-1, Class A1, 3.00% (C), 12/25/2051 (B)	742,116	621,650
PRPM LLC
Series 2021-10, Class A1, 2.49% (C), 10/25/2026 (B)	721,540	667,926
Series 2021-9, Class A1, 2.36% (C), 10/25/2026 (B)	630,114	567,877
Series 2022-2, Class A1, 5.00% (C), 03/25/2027 (B)	1,045,501	989,190
RCKT Mortgage Trust Series 2021-3, Class A21, 1-Month SOFR Average + 0.80%, 4.32% (C), 07/25/2051 (B)	464,178	421,060
Sequoia Mortgage Trust Series 2013-5, Class A1, 2.50% (C), 05/25/2043 (B)	113,591	95,170
Series 2020-2, Class A19, 3.50% (C), 03/25/2050 (B)	52,777	43,869
SMRT Commercial Mortgage Trust Series 2022-MINI, Class A, 1-Month Term SOFR + 1.00%, 5.34% (C), 01/15/2039 (B)	451,000	435,177
Spruce Hill Mortgage Loan Trust Series 2020-SH1, Class A1, 2.52% (C), 01/28/2050 (B)	7,302	7,210
Series 2020-SH1, Class A2, 2.62% (C), 01/28/2050 (B)	40,892	40,366
SREIT Trust Series 2021-MFP, Class A, 1-Month LIBOR + 0.73%, 5.05% (C), 11/15/2038 (B)	100,000	96,175

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
TPI RE-REMIC Trust, Principal Only STRIPS Series 2022-FRR1, Class AK35, Zero Coupon, 08/25/2046 (B)	$ 396,000	$ 378,397
UWM Mortgage Trust
Series 2021-INV1, Class A9,
1-Month SOFR Average + 0.90%, 4.42% (C), 08/25/2051 (B)	620,298	562,814
SREIT Trust Series 2021-MFP, Class A, 1-Month LIBOR + 0.73%, 5.05% (C), 11/15/2038 (B) (continued)	100,000	96,175
TPI RE-REMIC Trust, Principal Only STRIPS Series 2022-FRR1, Class AK35, Zero Coupon, 08/25/2046 (B) (continued)	396,000	378,397
Series 2021-INV4, Class A3, 2.50% (C), 12/25/2051 (B)	322,808	257,953
VASA Trust Series 2021-VASA, Class A, 1-Month LIBOR + 0.90%, 5.22% (C), 07/15/2039 (B)	425,000	391,910
VMC Finance LLC Series 2021-HT1, Class A, 1-Month LIBOR + 1.65%, 5.99% (C), 01/18/2037 (B)	454,238	438,456
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 1-Month LIBOR + 1.15%, 5.47% (C), 02/15/2040 (B)	414,514	387,302

Total Mortgage-Backed Securities (Cost $45,094,044)		41,506,593

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.9%
Federal Home Loan Mortgage Corp.
2.50%, 12/01/2033 - 03/01/2052	3,316,359	2,933,639
3.00%, 05/01/2031 - 03/01/2052	2,085,071	1,934,046
3.50%, 07/01/2042 - 07/01/2052	4,597,100	4,238,992
4.00%, 03/01/2047 - 08/01/2052	2,312,310	2,199,695
4.50%, 03/01/2048 - 10/01/2052	6,915,083	6,696,882
5.00%, 09/01/2048 - 10/01/2052	1,954,293	1,951,904
5.50%, 09/01/2052 - 11/01/2052	2,189,178	2,226,095
6.00%, 04/01/2040	42,751	44,736
Federal Home Loan Mortgage Corp. STACR REMIC Trust
1-Month SOFR Average + 0.85%, 4.78% (C), 11/25/2041 (B)	525,102	516,030
1-Month SOFR Average + 0.95%, 4.88% (C), 12/25/2041 (B)	934,406	886,583
1-Month SOFR Average + 1.30%, 5.23% (C), 02/25/2042 (B)	203,222	199,857
1-Month SOFR Average + 2.00%, 5.93% (C), 04/25/2042 (B)	189,903	188,954
1-Month SOFR Average + 2.00%, 5.93% (C), 12/25/2050 (B)	749,013	743,824
1-Month SOFR Average + 2.10%, 6.03% (C), 03/25/2042 (B)	423,821	418,400
1-Month SOFR Average + 2.15%, 6.08% (C), 09/25/2042 (B)	155,420	155,515
1-Month SOFR Average + 2.25%, 6.18% (C), 08/25/2033 (B)	1,117,000	1,052,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Trust (continued)
1-Month SOFR Average + 2.30%, 6.23% (C), 08/25/2042 (B)	$ 272,869	$ 272,554
1-Month SOFR Average + 2.95%, 6.88% (C), 06/25/2042 (B)	608,299	615,441
1-Month LIBOR + 3.10%, 7.49% (C), 03/25/2050 (B)	217,051	220,060
1-Month LIBOR + 3.15%, 7.54% (C), 09/25/2050 (B)	3,849	3,851
Federal Home Loan Mortgage Corp. STACR Trust 1-Month LIBOR + 1.95%, 6.34% (C), 10/25/2049 (B)	17,596	17,596
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month SOFR Average + 2.30%, 6.23% (C), 08/25/2033 (B)	471,336	465,989
1-Month SOFR Average + 2.60%, 6.53% (C), 11/25/2050 (B)	839,759	837,994
1-Month SOFR Average + 2.65%, 6.58% (C), 07/25/2042 (B)	306,824	308,343
Federal National Mortgage Association
2.50%, 11/01/2034 - 03/01/2052	9,835,253	8,458,748
3.00%, 10/01/2034 - 06/01/2057	10,521,992	9,451,702
3.50%, 12/01/2045 - 08/01/2056	11,616,450	10,731,189
4.00%, 10/01/2047 - 07/01/2052	8,661,052	8,236,222
4.50%, 11/01/2042 - 12/01/2052	4,946,515	4,798,460
5.00%, 07/01/2044 - 11/01/2052	1,417,433	1,416,325
5.50%, 09/01/2052 - 11/01/2052	3,403,301	3,442,232
6.00%, 02/01/2037	1,976	2,067
Federal National Mortgage Association Connecticut Avenue Securities Trust
1-Month SOFR Average + 1.65%, 5.58% (C), 12/25/2041 (B)	464,000	437,640
1-Month SOFR Average + 1.90%, 5.83% (C), 04/25/2042 (B)	449,599	445,337
1-Month SOFR Average + 2.00%, 5.93% (C), 11/25/2041 (B)	1,446,000	1,344,868
1-Month SOFR Average + 2.00%, 5.93% (C), 03/25/2042 (B)	409,395	407,944
1-Month SOFR Average + 2.10%, 6.03% (C), 03/25/2042 (B)	958,603	951,937
1-Month SOFR Average + 2.50%, 6.44% (C), 09/25/2042 (B)	890,455	885,847
1-Month SOFR Average + 2.55%, 6.48% (C), 07/25/2042 (B)	240,425	241,180
1-Month LIBOR + 2.10%, 6.49% (C), 10/25/2039 (B)	51,443	51,315
1-Month LIBOR + 2.15%, 6.54% (C), 09/25/2031 (B)	48,680	48,561
1-Month SOFR Average + 2.75%, 6.68% (C), 05/25/2042 (B)	301,667	305,424
1-Month LIBOR + 2.30%, 6.69% (C), 08/25/2031 (B)	16,443	16,423
1-Month LIBOR + 2.40%, 6.79% (C), 04/25/2031 (B)	76,555	76,365
1-Month SOFR Average + 3.00%, 6.93% (C), 01/25/2042 (B)	527,000	496,556

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust (continued)
1-Month SOFR Average + 3.00%, 6.93% (C), 04/25/2042 (B)	$ 376,000	$ 363,969
1-Month LIBOR + 4.30%, 8.69% (C), 02/25/2025	199,425	202,916
1-Month LIBOR + 4.90%, 9.29% (C), 11/25/2024	37,194	38,163
1-Month LIBOR + 5.00%, 9.39% (C), 07/25/2025	178,043	180,700
Federal National Mortgage Association REMIC 3.00%, 05/25/2048 - 11/25/2049	1,117,176	1,005,930
Government National Mortgage Association
2.50%, TBA (G)	4,316,930	3,746,273
3.00%, 07/20/2051 - 08/20/2051	3,879,670	3,478,303
3.50%, TBA (G)	2,873,262	2,643,308
4.00%, 01/15/2045 - 05/20/2048	1,500,489	1,444,496
4.00%, TBA (G)	3,427,941	3,247,308
4.50%, 08/15/2046 - 05/20/2048	764,902	758,472
4.50%, TBA (G)	2,272,259	2,206,221
5.00%, 08/20/2048	201,937	201,506
Uniform Mortgage-Backed Security
2.00%, TBA (G)	2,273,799	2,024,569
2.50%, TBA (G)	1,092,478	979,752
3.00%, TBA (G)	4,028,468	3,553,591
3.50%, TBA (G)	10,493,383	9,545,358
4.00%, TBA (G)	800,000	751,095
4.50%, TBA (G)	2,523,627	2,430,963
5.00%, TBA (G)	4,381,987	4,321,050
5.50%, TBA (G)	5,076,199	5,092,427

Total U.S. Government Agency Obligations (Cost $135,576,181)		129,591,719

U.S. GOVERNMENT OBLIGATIONS - 13.2%
U.S. Treasury - 13.2%
U.S. Treasury Bonds
1.75%, 08/15/2041	10,993,000	7,578,729
2.00%, 11/15/2041	3,134,000	2,254,154
2.38%, 02/15/2042	4,850,000	3,729,574
3.00%, 08/15/2052 (F)	24,217,000	20,137,949
4.00%, 11/15/2042 (F)	20,742,000	20,440,593
U.S. Treasury Notes
1.13%, 08/31/2028	7,450,700	6,375,587
3.88%, 11/30/2027 (F)	11,324,900	11,281,547
3.88%, 11/30/2029	5,812,000	5,786,572
4.13%, 09/30/2027 - 11/15/2032	44,091,600	44,722,329
4.50%, 11/30/2024 (F)	315,000	315,172
4.50%, 11/15/2025	362,000	364,489

Total U.S. Government Obligations (Cost $128,819,717)		122,986,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
OTHER INVESTMENT COMPANY - 5.9%
Securities Lending Collateral - 5.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (H)	54,672,043	$ 54,672,043

Total Other Investment Company (Cost $54,672,043)		54,672,043

	Principal	Value
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp., 1.80% (H), dated 12/30/2022, to be repurchased at $44,089,928 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $44,962,747.	$44,081,112	$ 44,081,112

Total Repurchase Agreement (Cost $44,081,112)		44,081,112

Total Investments (Cost $930,602,243)		1,026,593,668
Net Other Assets (Liabilities) - (10.3)%		(94,630,241)

Net Assets - 100.0%		$931,963,427

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$525,373,340	$—	$—	$525,373,340
Asset-Backed Securities	—	31,638,722	—	31,638,722
Corporate Debt Securities	—	76,743,444	—	76,743,444
Mortgage-Backed Securities	—	41,506,593	—	41,506,593
U.S. Government Agency Obligations	—	129,591,719	—	129,591,719
U.S. Government Obligations	—	122,986,695	—	122,986,695
Other Investment Company	54,672,043	—	—	54,672,043
Repurchase Agreement	—	44,081,112	—	44,081,112

Total Investments	$580,045,383	$446,548,285	$—	$1,026,593,668

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $101,556,194, representing 10.9% of the Portfolio’s net assets.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $55,117,450, collateralized by cash collateral of $54,672,043 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,563,158. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Rates disclosed reflect the yields at December 31, 2022.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $886,521,131) (including securities loaned of $55,117,450)	$982,512,556
Repurchase agreement, at value (cost $44,081,112)	44,081,112
Cash	39,351
Receivables and other assets:
Investments sold	35
Net income from securities lending	40,084
Shares of beneficial interest sold	6,126
Dividends	412,861
Interest	2,279,026
Other assets	3,430

Total assets	1,029,374,581

Liabilities:
Cash collateral received upon return of:
Securities on loan	54,672,043
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	41,196,660
Shares of beneficial interest redeemed	659,012
Investment management fees	556,200
Distribution and service fees	199,783
Transfer agent costs	1,116
Trustees, CCO and deferred compensation fees	7,341
Audit and tax fees	28,854
Custody fees	31,375
Legal fees	5,725
Printing and shareholder reports fees	43,052
Other accrued expenses	9,993

Total liabilities	97,411,154

Net assets	$931,963,427

Net assets consist of:
Capital stock ($0.01 par value)	$646,258
Additional paid-in capital	799,718,387
Total distributable earnings (accumulated losses)	131,598,782

Net assets	$931,963,427

Net assets by class:
Initial Class	$12,537,220
Service Class	919,426,207

Shares outstanding:
Initial Class	852,933
Service Class	63,772,868

Net asset value and offering price per share:
Initial Class	$14.70
Service Class	14.42

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$7,848,262
Interest income	12,670,516
Net income from securities lending	108,621

Total investment income	20,627,399

Expenses:
Investment management fees	7,408,241
Distribution and service fees:
Service Class	2,584,928
Transfer agent costs	10,949
Trustees, CCO and deferred compensation fees	43,979
Audit and tax fees	52,452
Custody fees	127,939
Legal fees	58,804
Printing and shareholder reports fees	1,366
Other	51,588

Total expenses	10,340,246

Net investment income (loss)	10,287,153

Net realized gain (loss) on:
Investments	27,973,319

Net change in unrealized appreciation (depreciation) on:
Investments	(246,857,423)

Net realized and change in unrealized gain (loss)	(218,884,104)

Net increase (decrease) in net assets resulting from operations	$(208,596,951)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$10,287,153	$7,712,011
Net realized gain (loss)	27,973,319	123,891,144
Net change in unrealized appreciation (depreciation)	(246,857,423)	48,428,145

Net increase (decrease) in net assets resulting from operations	(208,596,951)	180,031,300

Dividends and/or distributions to shareholders:
Initial Class	(1,753,209)	(819,605)
Service Class	(129,678,654)	(66,394,965)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(131,431,863)	(67,214,570)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,020,609	1,176,406
Service Class	16,299,018	27,424,195

	17,319,627	28,600,601

Dividends and/or distributions reinvested:
Initial Class	1,753,209	819,605
Service Class	129,678,654	66,394,965

	131,431,863	67,214,570

Cost of shares redeemed:
Initial Class	(1,539,866)	(2,175,076)
Service Class	(155,301,073)	(148,670,314)

	(156,840,939)	(150,845,390)

Net increase (decrease) in net assets resulting from capital share transactions	(8,089,449)	(55,030,219)

Net increase (decrease) in net assets	(348,118,263)	57,786,511

Net assets:
Beginning of year	1,280,081,690	1,222,295,179

End of year	$931,963,427	$1,280,081,690

Capital share transactions - shares:
Shares issued:
Initial Class	59,024	60,911
Service Class	979,125	1,454,150

	1,038,149	1,515,061

Shares reinvested:
Initial Class	114,141	42,009
Service Class	8,599,380	3,461,677

	8,713,521	3,503,686

Shares redeemed:
Initial Class	(93,332)	(111,377)
Service Class	(9,383,161)	(7,771,337)

	(9,476,493)	(7,882,714)

Net increase (decrease) in shares outstanding:
Initial Class	79,833	(8,457)
Service Class	195,344	(2,855,510)

	275,177	(2,863,967)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$20.24	$18.48	$17.08	$14.87	$15.45

Investment operations:
Net investment income (loss) (A)	0.21	0.17	0.24	0.29	0.27
Net realized and unrealized gain (loss)	(3.46)	2.70	2.18	2.93	(0.20)

Total investment operations	(3.25)	2.87	2.42	3.22	0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.27)	(0.30)	(0.27)	(0.27)
Net realized gains	(2.09)	(0.84)	(0.72)	(0.74)	(0.38)

Total dividends and/or distributions to shareholders	(2.29)	(1.11)	(1.02)	(1.01)	(0.65)

Net asset value, end of year	$14.70	$20.24	$18.48	$17.08	$14.87

Total return	(16.51)%	15.71%	14.59%	22.08%	0.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,537	$15,647	$14,443	$13,443	$10,813
Expenses to average net assets	0.74%	0.75%	0.76%	0.76%	0.76%
Net investment income (loss) to average net assets	1.24%	0.86%	1.41%	1.80%	1.73%
Portfolio turnover rate	90%	65%	86%	87%	105%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.89	$18.18	$16.82	$14.66	$15.25

Investment operations:
Net investment income (loss) (A)	0.16	0.12	0.19	0.25	0.23
Net realized and unrealized gain (loss)	(3.39)	2.65	2.15	2.88	(0.21)

Total investment operations	(3.23)	2.77	2.34	3.13	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.22)	(0.26)	(0.23)	(0.23)
Net realized gains	(2.09)	(0.84)	(0.72)	(0.74)	(0.38)

Total dividends and/or distributions to shareholders	(2.24)	(1.06)	(0.98)	(0.97)	(0.61)

Net asset value, end of year	$14.42	$19.89	$18.18	$16.82	$14.66

Total return	(16.77)%	15.44%	14.31%	21.77%	(0.06)%

Ratio and supplemental data:
Net assets end of year (000’s)	$919,426	$1,264,435	$1,207,852	$1,111,765	$933,714
Expenses to average net assets	0.99%	1.00%	1.01%	1.01%	1.01%
Net investment income (loss) to average net assets	0.98%	0.61%	1.16%	1.56%	1.49%
Portfolio turnover rate	90%	65%	86%	87%	105%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $133.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,371,807	$—	$—	$—	$2,371,807
U.S. Government Obligations	52,300,236	—	—	—	52,300,236
Total Securities Lending Transactions	$54,672,043	$—	$—	$—	$54,672,043
Total Borrowings	$54,672,043	$—	$—	$—	$54,672,043

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2022
First $250 million	0.735%
Over $250 million up to $500 million	0.705
Over $500 million up to $1 billion	0.650
Over $1 billion	0.630
Prior to August 1, 2022
First $250 million	0.760
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion up to $1.25 billion	0.680
Over $1.25 billion	0.630

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Initial Class	0.81%	May 1, 2023
Service Class	1.05	May 1, 2023
Prior to May 1, 2022
Service Class	1.06

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 255,775,343	$ 649,122,242	$ 425,504,471	$ 594,614,495

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 932,936,980	$ 139,355,565	$ (45,698,877)	$ 93,656,688

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,569,913	$ 116,861,950	$ —	$ 27,019,804	$ 40,194,766	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,619,664	$ 27,322,430	$ —	$ —	$ —	$ 93,656,688

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $116,861,950 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Equities declined during the fiscal year ended December 31, 2022 as soaring inflation, rising interest rates, and recession fears led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment, especially in the aftermath of the Russian invasion of Ukraine. Expectations for more restrictive U.S. Federal Reserve (“Fed”) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates in March but moved more aggressively in May and then a series of consecutive rate hikes between June and November. The Fed opted for a smaller rate increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter of 2022. However, stocks still ended the year with broad-based declines, due in part to signs of slowing growth and downward revisions to corporate earnings forecasts. Against this backdrop, the Russell Midcap® Growth Index, the benchmark, underperformed the broader mid-cap equity market for the 12-month period.

For several years we have warned about imbalances in the mid-cap growth market, as a focus on revenue growth often eclipsed concerns over profitability or valuation. We believed this dynamic was unsustainable, and we remained highly skeptical of stocks where we saw a disconnect between valuation and earnings growth. As interest rates started to rise in 2022, investors paid more attention to profitability, valuation, and balance sheet strength. This led to a sell-off in many speculative growth stocks, especially for companies with high debt levels or ongoing funding requirements that may be harder to meet in a tighter capital markets environment.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Janus Mid-Cap Growth VP, Initial Class returned -16.72%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned -26.72%.

STRATEGY REVIEW

Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) outperformed its benchmark for the 12-month period ended December 31, 2022.

During this challenging period, we were reassured that the Portfolio performed more defensively, mitigating declines relative to the benchmark index. Our stock selection lifted relative performance, especially in the information technology and financial services sectors. Our lack of exposure to energy and consumer staples stocks detracted.

A renewed focus on fundamentals benefited several of our long-term holdings. LPL Financial Holdings, Inc., a top contributor, provides a full-service, technology-enabled investment platform that helps financial advisors serve their clients and improve their practices. The company’s revenue growth continued to expand as it has signed new advisors to its network. It also benefited from higher interest rates due to the float income it earns on client accounts.

Additionally, we benefited from our investments in W. R. Berkley Corp. and Intact Financial Corp., two property and casualty insurers with strong competitive positions, differentiated products and healthy balance sheets. W.R. Berkley Corp. complements its property and casualty business with specialized insurance products that are less vulnerable to competitive price pressures. Intact Financial has taken advantage of its leading market position in Canada to realize economies of scale and deliver a track record of high and stable returns.

Conversely, Catalent, Inc., was a notable detractor. Catalent, Inc. has become a leading provider of contract drug development and production services by producing therapies more cost effectively than biopharmaceutical companies. Catalent, Inc. was tapped to produce several COVID-19 vaccines, a business that provided a revenue tailwind in recent years. Catalent, Inc. had expected this tailwind to slow in 2022, but the drop-off in vaccine demand was steeper than expected due to lower uptake of booster shots. As a result, Catalent, Inc. issued weaker-than- expected guidance, leading to a sell-off in the stock. Given the continued strong growth trends for Catalent, Inc.’s other businesses, we believed this decline was out of line with long-term fundamentals. While we trimmed the position, we remained invested in Catalent, Inc. at period end due to its diversified market opportunities, strong competitive positioning, and innovations in areas such as gene therapy.

CarMax, Inc. was another detractor. This multichannel used car retailer saw its business slow as weaker discretionary consumer spending affected vehicle sales. Additionally, rising interest rates pressured returns from its automotive finance business. While we reduced our position, we have continued to see long-term potential for the company’s multichannel strategy, as consumers have become more comfortable buying and selling cars online.

Online furniture retailer Wayfair, Inc., Class A was a prominent detractor, as the company faced business headwinds due to supply chain disruptions, a cooling housing market, and a weaker outlook for big-ticket consumer spending. Despite these near-term challenges, we held onto a reduced position in Wayfair, Inc., Class A due to our confidence in its management team and long-term business opportunity.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Henderson Investors US LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	3.9
Other Investment Company	2.4
Net Other Assets (Liabilities)	(2.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(16.72)%	9.48%	10.14%	03/01/1993
Russell Midcap® Growth Index (A)	(26.72)%	7.64%	11.41%
Service Class	(16.93)%	9.20%	9.86%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,048.20	$4.13	$1,021.20	$4.08	0.80%
Service Class	1,000.00	1,046.60	5.42	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 1.8%
L3 Harris Technologies, Inc.	77,153	$16,064,026

Airlines - 0.9%
Ryanair Holdings PLC, ADR (A)	107,584	8,042,980

Auto Components - 0.5%
Visteon Corp. (A)	36,886	4,825,795

Biotechnology - 3.4%
Abcam PLC, ADR (A)	156,599	2,436,680
Argenx SE, ADR (A)	11,282	4,273,960
Ascendis Pharma AS, ADR (A)	55,191	6,740,477
BioMarin Pharmaceutical, Inc. (A)	92,943	9,618,671
Sarepta Therapeutics, Inc. (A)	59,063	7,653,384

		30,723,172

Capital Markets - 4.6%
Cboe Global Markets, Inc.	46,717	5,861,582
Charles Schwab Corp.	134,819	11,225,030
LPL Financial Holdings, Inc.	93,690	20,252,967
MSCI, Inc.	9,671	4,498,659

		41,838,238

Chemicals - 0.8%
Corteva, Inc.	117,653	6,915,643

Commercial Services & Supplies - 2.5%
Cimpress PLC (A)	96,194	2,655,916
Rentokil Initial PLC	243,994	1,498,481
Rentokil Initial PLC, ADR	322,216	9,927,475
Ritchie Bros Auctioneers, Inc.	154,533	8,936,644

		23,018,516

Containers & Packaging - 1.0%
Sealed Air Corp.	185,398	9,247,652

Diversified Consumer Services - 0.4%
Frontdoor, Inc. (A)	183,882	3,824,746

Electric Utilities - 0.7%
Alliant Energy Corp.	115,951	6,401,655

Electrical Equipment - 2.5%
Regal Rexnord Corp.	33,096	3,970,858
Sensata Technologies Holding PLC	474,458	19,158,614

		23,129,472

Electronic Equipment, Instruments & Components - 8.1%
Flex Ltd. (A)	856,656	18,383,838
National Instruments Corp.	345,070	12,733,083
TE Connectivity Ltd.	201,063	23,082,032
Teledyne Technologies, Inc. (A)	49,013	19,600,789

		73,799,742

Equity Real Estate Investment Trusts - 1.5%
Lamar Advertising Co., Class A	144,618	13,651,939

Health Care Equipment & Supplies - 9.3%
Boston Scientific Corp. (A)	632,220	29,252,820
Cooper Cos., Inc.	27,925	9,233,960
DENTSPLY SIRONA, Inc.	215,663	6,866,710
ICU Medical, Inc. (A)	68,788	10,832,734
STERIS PLC	50,664	9,357,134
Teleflex, Inc.	77,962	19,461,654

		85,005,012

Hotels, Restaurants & Leisure - 2.6%
Aramark	350,581	14,493,018

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Entain PLC	592,109	$ 9,459,697

		23,952,715

Insurance - 5.9%
Intact Financial Corp. (B)	177,108	25,494,919
Ryan Specialty Holdings, Inc. (A) (B)	169,468	7,034,617
W.R. Berkley Corp.	289,519	21,010,394

		53,539,930

Interactive Media & Services - 0.6%
Ziff Davis, Inc. (A)	67,761	5,359,895

Internet & Direct Marketing Retail - 0.0% (C)
Wayfair, Inc., Class A (A) (B)	13,067	429,774

IT Services - 11.3%
Amdocs Ltd.	276,462	25,130,396
Broadridge Financial Solutions, Inc., ADR	87,236	11,700,965
Fidelity National Information Services, Inc.	151,667	10,290,606
Global Payments, Inc.	101,947	10,125,376
GoDaddy, Inc., Class A (A)	294,812	22,057,834
WEX, Inc. (A)	144,647	23,671,481

		102,976,658

Life Sciences Tools & Services - 3.6%
Avantor, Inc. (A)	479,607	10,114,912
Illumina, Inc. (A)	35,469	7,171,832
PerkinElmer, Inc.	64,580	9,055,408
Waters Corp. (A)	18,751	6,423,717

		32,765,869

Machinery - 3.5%
Ingersoll Rand, Inc.	344,927	18,022,436
Westinghouse Air Brake Technologies Corp.	141,468	14,119,921

		32,142,357

Media - 1.9%
Liberty Media Corp. - Liberty Formula One, Class C (A)	288,085	17,221,721

Multiline Retail - 0.4%
Dollar Tree, Inc. (A)	27,749	3,924,819

Pharmaceuticals - 1.3%
Catalent, Inc. (A)	166,684	7,502,447
Elanco Animal Health, Inc. (A)	333,429	4,074,502

		11,576,949

Professional Services - 0.1%
Upwork, Inc. (A)	98,261	1,025,845

Road & Rail - 3.0%
JB Hunt Transport Services, Inc.	122,459	21,351,951
TFI International, Inc.	59,567	5,970,996

		27,322,947

Semiconductors & Semiconductor Equipment - 9.4%
KLA Corp.	25,967	9,790,338
Lam Research Corp.	15,865	6,668,059
Microchip Technology, Inc.	222,881	15,657,390
NXP Semiconductors NV	98,338	15,540,354
ON Semiconductor Corp. (A)	613,015	38,233,746

		85,889,887

Software - 9.8%
Atlassian Corp., Class A (A)	27,159	3,494,820
Ceridian HCM Holding, Inc. (A)	189,170	12,135,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Constellation Software, Inc. (B)	18,616	$ 29,064,608
Dynatrace, Inc. (A)	141,869	5,433,583
Nice Ltd., ADR (A) (B)	74,667	14,358,464
SS&C Technologies Holdings, Inc.	431,686	22,473,573
Topicus.com, Inc. (A) (B)	48,407	2,541,546

		89,501,850

Specialty Retail - 2.2%
Burlington Stores, Inc. (A)	42,844	8,687,049
CarMax, Inc. (A) (B)	186,301	11,343,868

		20,030,917

Textiles, Apparel & Luxury Goods - 1.1%
Gildan Activewear, Inc. (B)	362,276	9,926,362

Trading Companies & Distributors - 1.5%
Ferguson PLC	105,527	13,398,763

Total Common Stocks (Cost $816,147,812)		877,475,846

OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (D)	21,397,751	21,397,751

Total Other Investment Company (Cost $21,397,751)		21,397,751

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 1.80% (D), dated 12/30/2022, to be repurchased at $35,787,171 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $36,495,704.	$35,780,015	$ 35,780,015

Total Repurchase Agreement (Cost $35,780,015)		35,780,015

Total Investments (Cost $873,325,578)		934,653,612
Net Other Assets (Liabilities) - (2.5)%		(22,512,919)

Net Assets - 100.0%		$912,140,693

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$866,517,668	$10,958,178	$—	$877,475,846
Other Investment Company	21,397,751	—	—	21,397,751
Repurchase Agreement	—	35,780,015	—	35,780,015

Total Investments	$887,915,419	$46,738,193	$—	$934,653,612

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $36,212,837, collateralized by cash collateral of $21,397,751 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,184,191. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $837,545,563) (including securities loaned of $36,212,837)	$898,873,597
Repurchase agreement, at value (cost $35,780,015)	35,780,015
Foreign currency, at value (cost $110,000)	110,231
Receivables and other assets:
Net income from securities lending	3,597
Shares of beneficial interest sold	55,494
Dividends	419,308
Interest	3,578
Tax reclaims	317
Other assets	3,405

Total assets	935,249,542

Liabilities:
Cash collateral received upon return of:
Securities on loan	21,397,751
Payables and other liabilities:
Investments purchased	438,755
Shares of beneficial interest redeemed	421,333
Investment management fees	621,929
Distribution and service fees	42,567
Transfer agent costs	1,068
Trustees, CCO and deferred compensation fees	6,639
Audit and tax fees	18,359
Custody fees	16,890
Legal fees	5,375
Printing and shareholder reports fees	127,917
Other accrued expenses	10,266

Total liabilities	23,108,849

Net assets	$912,140,693

Net assets consist of:
Capital stock ($0.01 par value)	$294,977
Additional paid-in capital	680,376,043
Total distributable earnings (accumulated losses)	231,469,673

Net assets	$912,140,693

Net assets by class:
Initial Class	$715,712,195
Service Class	196,428,498

Shares outstanding:
Initial Class	22,759,903
Service Class	6,737,817

Net asset value and offering price per share:
Initial Class	$31.45
Service Class	29.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$8,072,381
Interest income	183,072
Net income from securities lending	55,581
Withholding taxes on foreign income	(198,503)

Total investment income	8,112,531

Expenses:
Investment management fees	7,818,334
Distribution and service fees:
Service Class	543,970
Transfer agent costs	10,256
Trustees, CCO and deferred compensation fees	41,519
Audit and tax fees	38,421
Custody fees	76,413
Legal fees	55,414
Other	55,068

Total expenses	8,639,395

Net investment income (loss)	(526,864)

Net realized gain (loss) on:
Investments	170,538,861
Foreign currency transactions	(8,552)

Net realized gain (loss)	170,530,309

Net change in unrealized appreciation (depreciation) on:
Investments	(383,779,313)
Translation of assets and liabilities denominated in foreign currencies	(2,101)

Net change in unrealized appreciation (depreciation)	(383,781,414)

Net realized and change in unrealized gain (loss)	(213,251,105)

Net increase (decrease) in net assets resulting from operations	$(213,777,969)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$(526,864)	$(738,091)
Net realized gain (loss)	170,530,309	153,331,564
Net change in unrealized appreciation (depreciation)	(383,781,414)	39,428,754

Net increase (decrease) in net assets resulting from operations	(213,777,969)	192,022,227

Dividends and/or distributions to shareholders:
Initial Class	(115,377,850)	(113,893,397)
Service Class	(34,478,702)	(34,451,734)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(149,856,552)	(148,345,131)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,749,482	256,466,304
Service Class	5,916,572	17,872,433

	10,666,054	274,338,737

Dividends and/or distributions reinvested:
Initial Class	115,377,850	113,893,397
Service Class	34,478,702	34,451,734

	149,856,552	148,345,131

Cost of shares redeemed:
Initial Class	(280,527,139)	(117,592,196)
Service Class	(36,051,106)	(35,153,380)

	(316,578,245)	(152,745,576)

Net increase (decrease) in net assets resulting from capital share transactions	(156,055,639)	269,938,292

Net increase (decrease) in net assets	(519,690,160)	313,615,388

Net assets:
Beginning of year	1,431,830,853	1,118,215,465

End of year	$912,140,693	$1,431,830,853

Capital share transactions - shares:
Shares issued:
Initial Class	126,470	5,922,840
Service Class	173,331	418,809

	299,801	6,341,649

Shares reinvested:
Initial Class	3,519,764	2,661,683
Service Class	1,133,422	855,519

	4,653,186	3,517,202

Shares redeemed:
Initial Class	(6,944,652)	(2,635,122)
Service Class	(1,055,039)	(828,794)

	(7,999,691)	(3,463,916)

Net increase (decrease) in shares outstanding:
Initial Class	(3,298,418)	5,949,401
Service Class	251,714	445,534

	(3,046,704)	6,394,935

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$44.53		$43.28	$39.58	$30.58	$32.30

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	(0.01)	0.02	0.03	0.06
Net realized and unrealized gain (loss)	(7.20)		7.25	6.95	11.04	(0.25)

Total investment operations	(7.20)		7.24	6.97	11.07	(0.19)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)	(0.09)	(0.03)	(0.02)
Net realized gains	(5.88)		(5.86)	(3.18)	(2.04)	(1.51)

Total dividends and/or distributions to shareholders	(5.88)		(5.99)	(3.27)	(2.07)	(1.53)

Net asset value, end of year	$31.45		$44.53	$43.28	$39.58	$30.58

Total return	(16.72)%		17.30%	19.20%	36.71%	(1.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$715,712		$1,160,263	$870,326	$983,244	$810,104
Expenses to average net assets	0.81%		0.82%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	(0.00	)%(C)	(0.03)%	0.06%	0.09%	0.19%
Portfolio turnover rate	17%		25%	15%	10%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$41.87	$41.04	$37.71	$29.27	$31.03

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.07)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	(6.76)	6.80	6.59	10.54	(0.23)

Total investment operations	(6.84)	6.73	6.52	10.48	(0.25)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.04)	(0.01)	—	—
Net realized gains	(5.88)	(5.86)	(3.18)	(2.04)	(1.51)

Total dividends and/or distributions to shareholders	(5.88)	(5.90)	(3.19)	(2.04)	(1.51)

Net asset value, end of year	$29.15	$41.87	$41.04	$37.71	$29.27

Total return	(16.93)%	16.99%	18.93%	36.33%	(1.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$196,429	$271,568	$247,889	$196,136	$126,054
Expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	(0.24)%	(0.16)%	(0.20)%	(0.16)%	(0.07)%
Portfolio turnover rate	17%	25%	15%	10%	18%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $671.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$21,397,751	$—	$—	$—	$21,397,751
Total Borrowings	$21,397,751	$—	$—	$—	$21,397,751

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2023
Service Class	1.13	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 161,161,003	$ —	$ 451,743,142	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (629,707)	$ 629,707

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 874,349,759	$ 143,608,891	$ (83,305,038)	$ 60,303,853

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,048,193	$ 148,808,359	$ —	$ 2,726,814	$ 145,618,317	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 171,166,432	$ —	$ —	$ —	$ 60,303,241

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $148,808,359 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably, the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks raising interest rates more than many investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in U.S. Dollar terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the fourth quarter and the full year. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news had already been priced in was China. The MSCI China Index was down substantially from its 2021 peak and down -21.93% in 2022. That is despite a 34% rally from the lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down -16.33% and -33.29%, respectively, in 2022, per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index, but finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned -15.35%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned -13.01% and -20.15%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds.

The Portfolio’s strategic asset allocation, tactical asset allocation and the Risk Management Framework (“RMF”) contributed positively during the period. Underlying fund selection was a detractor.

The Portfolio began 2022 with the RMF suggesting de-risking based on volatility and momentum signals. The Portfolio came into 2022 with approximately 44% of the Portfolio in equities, and by year end, this was down to 18%, spread across regions. Fixed income also came down, from 43% at the beginning of the year, to 29% by year end. Most of the rest of the allocation was to cash and cash equivalents to finish the fiscal year. The overall reduction in equities contributed to performance, though this positioning detracted from performance in July and November during shorter term rallies. The biggest change in equity positioning in 2022 was the reduction in U.S. large cap exposure.

The Portfolio was tactically short developed markets government bonds, primarily German and Japanese government bonds, for much of 2022, which contributed to relative performance. Portfolio de-risking and some tactical positioning was primarily implemented utilizing derivatives, such as futures.

Underlying fund performance was a detractor from returns over the one-year period. The worst performing holding during the period was Transamerica Morgan Stanley Capital Growth VP, while the best performing was Transamerica Janus Mid-Cap Growth VP.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	31.7%
U.S. Equity Funds	23.7
International Equity Funds	14.8
Repurchase Agreement	10.3
U.S. Mixed Allocation Fund	7.6
International Alternative Fund	6.5
U.S. Government Obligations	3.0
U.S. Alternative Fund	2.2
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(15.35)%	1.79%	3.52%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Wilshire 5000 Total Market IndexSM (B)	(20.15)%	8.42%	11.87%
Service Class	(15.61)%	1.51%	3.25%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$982.30	$0.80	$1,024.40	$0.82	0.16%
Service Class	1,000.00	979.60	2.05	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 86.5%
International Alternative Fund - 6.5%
Transamerica Unconstrained Bond (A)	6,949,114	$60,596,274

International Equity Funds - 14.8%
Transamerica Emerging Markets Opportunities (A)	6,503,093	48,513,073
Transamerica International Equity (A)	2,068,537	37,150,924
Transamerica International Focus (A)	4,655,565	35,382,294
Transamerica International Small Cap Value (A)	1,269,979	15,760,436

		136,806,727

U.S. Alternative Fund - 2.2%
Transamerica BlackRock Global Real Estate Securities VP (A)	2,230,798	20,344,875

U.S. Equity Funds - 23.7%
Transamerica Janus Mid-Cap Growth VP (A)	117,916	3,708,461
Transamerica JPMorgan Enhanced Index VP (A)	1,075,019	21,253,130
Transamerica JPMorgan Mid Cap Value VP (A)	886,928	12,966,883
Transamerica Large Cap Value (A)	6,910,703	84,656,117
Transamerica Mid Cap Growth (A)	1,413,743	9,712,416
Transamerica Mid Cap Value Opportunities (A)	598,344	6,204,828
Transamerica Small Cap Value (A)	4,060,181	21,640,765
Transamerica T. Rowe Price Small Cap VP (A)	18,325	179,222
Transamerica WMC US Growth VP (A)	2,308,603	59,885,156

		220,206,978

U.S. Fixed Income Funds - 31.7%
Transamerica Core Bond (A)	32,605,904	279,758,660
Transamerica Floating Rate (A)	527,615	4,706,329

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	1,180,748	$ 9,162,603

		293,627,592

U.S. Mixed Allocation Fund - 7.6%
Transamerica Aegon Bond VP (A)	7,699,699	70,683,232

Total Investment Companies (Cost $929,538,133)		802,265,678

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.0%
U.S. Treasury - 3.0%
U.S. Treasury Notes
0.13%, 01/31/2023 (B)	$27,615,700	27,532,475
0.88%, 01/31/2024 (B)	510,000	489,421

Total U.S. Government Obligations (Cost $28,076,992)		28,021,896

REPURCHASE AGREEMENT - 10.3%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $95,786,352 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $97,682,590.	95,767,199	95,767,199

Total Repurchase Agreement (Cost $95,767,199)		95,767,199

Total Investments (Cost $1,053,382,324)		926,054,773
Net Other Assets (Liabilities) - 0.2%		1,698,676

Net Assets - 100.0%		$927,753,449

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	115	03/22/2023	$12,950,476	$12,914,141	$—	$(36,335)
30-Year U.S. Treasury Bonds	246	03/22/2023	31,154,122	30,834,562	—	(319,560)
CAD Currency	100	03/14/2023	7,384,690	7,392,000	7,310	—
FTSE 100 Index	108	03/17/2023	9,819,712	9,748,103	—	(71,609)
S&P/TSX 60 Index	44	03/16/2023	7,886,927	7,603,486	—	(283,441)
TOPIX Index	200	03/09/2023	29,656,736	28,825,053	—	(831,683)
U.S. Treasury Ultra Bonds	382	03/22/2023	51,941,778	51,307,375	—	(634,403)

Total					$7,310	$(2,177,031)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(1,081)	03/31/2023	$(116,799,588)	$(116,671,993)	$127,595	$—
E-Mini Russell 2000® Index	(286)	03/17/2023	(26,286,568)	(25,323,870)	962,698	—
German Euro Bund	(110)	03/08/2023	(16,663,779)	(15,652,433)	1,011,346	—
German Euro Schatz	(1,068)	03/08/2023	(122,005,402)	(120,520,367)	1,485,035	—
MSCI EAFE Index	(895)	03/17/2023	(91,059,492)	(87,235,650)	3,823,842	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	(470)	03/17/2023	$(23,332,697)	$(22,545,900)	$786,797	$—
S&P 500® E-Mini Index	(642)	03/17/2023	(129,211,753)	(123,938,100)	5,273,653	—

Total					$13,470,966	$—

Total Futures Contracts					$13,478,276	$(2,177,031)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$802,265,678	$—	$—	$802,265,678
U.S. Government Obligations	—	28,021,896	—	28,021,896
Repurchase Agreement	—	95,767,199	—	95,767,199

Total Investments	$802,265,678	$123,789,095	$—	$926,054,773

Other Financial Instruments
Futures Contracts (E)	$13,478,276	$—	$—	$13,478,276

Total Other Financial Instruments	$13,478,276	$—	$—	$13,478,276

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,177,031)	$—	$—	$(2,177,031)

Total Other Financial Instruments	$(2,177,031)	$—	$—	$(2,177,031)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$73,149,068	$1,568,750	$(33,290,576)	$(11,316,347)	$(9,766,020)	$20,344,875	2,230,798	$1,568,750	$—
Transamerica Core Bond	147,062,390	160,968,642	—	—	(28,272,372)	279,758,660	32,605,904	5,461,494	—
Transamerica Core Bond II	130,981,533	32,544,346	(143,562,104)	(21,140,248)	1,176,473	—	—	2,532,298	—
Transamerica Emerging Markets Opportunities	64,307,233	1,341,789	—	—	(17,135,949)	48,513,073	6,503,093	1,341,789	—
Transamerica Floating Rate	26,549,077	745,784	(20,987,000)	(1,383,545)	(217,987)	4,706,329	527,615	745,784	—
Transamerica High Yield Bond	43,967,425	1,219,970	(29,408,000)	(3,175,409)	(3,441,383)	9,162,603	1,180,748	1,219,970	—
Transamerica International Equity	46,923,120	417,056	(3,462,062)	511,859	(7,239,049)	37,150,924	2,068,537	417,056	—
Transamerica International Focus	46,917,788	643,223	(2,308,041)	684,454	(10,555,130)	35,382,294	4,655,565	643,223	—
Transamerica International Small Cap Value	19,071,735	553,534	—	—	(3,864,833)	15,760,436	1,269,979	122,368	431,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Janus Mid-Cap Growth VP	$34,391,714	$587,468	$(27,782,700)	$(1,733,244)	$(1,754,777)	$3,708,461	117,916	$4,120	$583,348
Transamerica JPMorgan Enhanced Index VP	38,432,563	4,213,553	(9,773,293)	(370,342)	(11,249,351)	21,253,130	1,075,019	670,173	3,543,380
Transamerica JPMorgan Mid Cap Value VP	14,129,953	2,566,870	—	—	(3,729,940)	12,966,883	886,928	316,314	2,250,556
Transamerica Large Cap Value	125,868,020	5,819,466	(31,176,864)	7,023,980	(22,878,485)	84,656,117	6,910,703	1,258,654	4,560,812
Transamerica Mid Cap Growth	14,278,806	—	—	—	(4,566,390)	9,712,416	1,413,743	—	—
Transamerica Mid Cap Value Opportunities	6,642,994	409,083	—	—	(847,249)	6,204,828	598,344	71,290	337,793
Transamerica Morgan Stanley Capital Growth VP	60,584,290	7,113,172	(29,302,115)	(44,264,814)	5,869,467	—	—	907,231	6,205,941
Transamerica PIMCO Total Return VP	119,788,644	2,002,319	(35,536,395)	(2,781,661)	(12,789,675)	70,683,232	7,699,699	2,002,319	—
Transamerica Short-Term Bond	4,269,770	—	(4,252,860)	52,847	(69,757)	—	—	3,232	—
Transamerica Small Cap Value	28,126,187	3,872,966	(3,233,670)	(1,119,692)	(6,005,026)	21,640,765	4,060,181	502,645	3,370,321
Transamerica T. Rowe Price Small Cap VP	230,918	63,574	—	—	(115,270)	179,222	18,325	5,173	58,401
Transamerica Unconstrained Bond	136,173,712	1,322,871	(66,933,460)	(4,177,369)	(5,789,480)	60,596,274	6,949,114	1,322,871	—
Transamerica WMC US Growth VP	56,805,879	34,018,119	—	—	(30,938,842)	59,885,156	2,308,603	1,224,954	10,383,716

Total	$1,238,652,819	$261,992,555	$(441,009,140)	$(83,189,531)	$(174,181,025)	$802,265,678	83,080,814	$22,341,708	$31,725,434

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $22,234,700.
(C)	Rate disclosed reflects the yield at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $929,538,133)	$802,265,678
Unaffiliated investments, at value (cost $28,076,992)	28,021,896
Repurchase agreement, at value (cost $95,767,199)	95,767,199
Receivables and other assets:
Shares of beneficial interest sold	13,551
Dividends from affiliated investments	277,351
Interest	25,890
Variation margin receivable on futures contracts	2,459,657
Other assets	4,045

Total assets	928,835,267

Liabilities:
Payables and other liabilities:
Investments purchased	277,350
Shares of beneficial interest redeemed	422,548
Investment management fees	97,799
Distribution and service fees	163,082
Transfer agent costs	1,120
Trustees, CCO and deferred compensation fees	9,335
Audit and tax fees	16,324
Custody fees	12,933
Legal fees	5,813
Printing and shareholder reports fees	65,428
Other accrued expenses	10,086

Total liabilities	1,081,818

Net assets	$927,753,449

Net assets consist of:
Capital stock ($0.01 par value)	$1,140,322
Additional paid-in capital	1,071,271,649
Total distributable earnings (accumulated losses)	(144,658,522)

Net assets	$927,753,449

Net assets by class:
Initial Class	$169,834,319
Service Class	757,919,130

Shares outstanding:
Initial Class	20,619,192
Service Class	93,412,958

Net asset value and offering price per share:
Initial Class	$8.24
Service Class	8.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$22,341,708
Interest income from unaffiliated investments	846,188

Total investment income	23,187,896

Expenses:
Investment management fees	1,288,538
Distribution and service fees:
Service Class	2,153,913
Transfer agent costs	10,947
Trustees, CCO and deferred compensation fees	44,280
Audit and tax fees	43,055
Custody fees	62,518
Legal fees	58,317
Printing and shareholder reports fees	46,039
Other	64,323

Total expenses	3,771,930

Net investment income (loss)	19,415,966

Net realized gain (loss) on:
Affiliated investments	(83,189,531)
Unaffiliated investments	3,521
Capital gain distributions received from affiliated investment companies	31,725,434
Futures contracts	2,408,252

Net realized gain (loss)	(49,052,324)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(174,181,025)
Unaffiliated investments	(53,438)
Futures contracts	13,574,244
Translation of assets and liabilities denominated in foreign currencies	(24,742)

Net change in unrealized appreciation (depreciation)	(160,684,961)

Net realized and change in unrealized gain (loss)	(209,737,285)

Net increase (decrease) in net assets resulting from operations	$(190,321,319)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$19,415,966	$55,833,068
Net realized gain (loss)	(49,052,324)	101,957,612
Net change in unrealized appreciation (depreciation)	(160,684,961)	(82,718,349)

Net increase (decrease) in net assets resulting from operations	(190,321,319)	75,072,331

Dividends and/or distributions to shareholders:
Initial Class	(27,909,997)	(10,038,188)
Service Class	(125,113,949)	(40,497,010)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(153,023,946)	(50,535,198)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,317,059	22,410,526
Service Class	12,617,561	17,481,387

	27,934,620	39,891,913

Dividends and/or distributions reinvested:
Initial Class	27,909,997	10,038,188
Service Class	125,113,949	40,497,010

	153,023,946	50,535,198

Cost of shares redeemed:
Initial Class	(39,117,291)	(62,266,642)
Service Class	(137,444,461)	(144,873,677)

	(176,561,752)	(207,140,319)

Net increase (decrease) in net assets resulting from capital share transactions	4,396,814	(116,713,208)

Net increase (decrease) in net assets	(338,948,451)	(92,176,075)

Net assets:
Beginning of year	1,266,701,900	1,358,877,975

End of year	$927,753,449	$1,266,701,900

Capital share transactions - shares:
Shares issued:
Initial Class	1,550,965	1,933,096
Service Class	1,229,597	1,539,621

	2,780,562	3,472,717

Shares reinvested:
Initial Class	3,322,619	872,128
Service Class	15,110,380	3,561,742

	18,432,999	4,433,870

Shares redeemed:
Initial Class	(4,038,515)	(5,395,941)
Service Class	(14,527,823)	(12,695,225)

	(18,566,338)	(18,091,166)

Net increase (decrease) in shares outstanding:
Initial Class	835,069	(2,590,717)
Service Class	1,812,154	(7,593,862)

	2,647,223	(10,184,579)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.50	$11.30	$10.66	$9.97	$11.06

Investment operations:
Net investment income (loss) (A)	0.20	0.50	0.27	0.25	0.26
Net realized and unrealized gain (loss)	(1.93)	0.16	0.91	1.12	(0.69)

Total investment operations	(1.73)	0.66	1.18	1.37	(0.43)

Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.28)	(0.27)	(0.28)	(0.20)
Net realized gains	(0.95)	(0.18)	(0.27)	(0.40)	(0.46)

Total dividends and/or distributions to shareholders	(1.53)	(0.46)	(0.54)	(0.68)	(0.66)

Net asset value, end of year	$8.24	$11.50	$11.30	$10.66	$9.97

Total return	(15.35)%	5.90%	11.47%	13.90%	(3.98)%

Ratio and supplemental data:
Net assets end of year (000’s)	$169,834	$227,524	$252,776	$239,261	$224,325
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15%	0.15	%(C)
Net investment income (loss) to average net assets	2.06%	4.36%	2.52%	2.39%	2.45%
Portfolio turnover rate	24%	25%	30%	9%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.34	$11.15	$10.52	$9.85	$10.94

Investment operations:
Net investment income (loss) (A)	0.17	0.47	0.23	0.22	0.23
Net realized and unrealized gain (loss)	(1.91)	0.16	0.91	1.10	(0.69)

Total investment operations	(1.74)	0.63	1.14	1.32	(0.46)

Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.26)	(0.24)	(0.25)	(0.17)
Net realized gains	(0.95)	(0.18)	(0.27)	(0.40)	(0.46)

Total dividends and/or distributions to shareholders	(1.49)	(0.44)	(0.51)	(0.65)	(0.63)

Net asset value, end of year	$8.11	$11.34	$11.15	$10.52	$9.85

Total return	(15.61)%	5.63%	11.25%	13.55%	(4.28)%

Ratio and supplemental data:
Net assets end of year (000’s)	$757,919	$1,039,178	$1,106,102	$1,119,128	$1,033,425
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40%	0.40	%(C)
Net investment income (loss) to average net assets	1.80%	4.14%	2.25%	2.13%	2.20%
Portfolio turnover rate	24%	25%	30%	9%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$2,623,976	$7,310	$10,846,990	$—	$—	$13,478,276
Total	$2,623,976	$7,310	$10,846,990	$—	$—	$13,478,276

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(990,298)	$—	$(1,186,733)	$—	$—	$(2,177,031)
Total	$(990,298)	$—	$(1,186,733)	$—	$—	$(2,177,031)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(12,634,327)	$(425,738)	$15,468,317	$—	$—	$2,408,252
Total	$(12,634,327)	$(425,738)	$15,468,317	$—	$—	$2,408,252

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,348,169	$123,306	$11,102,769	$—	$—	$13,574,244
Total	$2,348,169	$123,306	$11,102,769	$—	$—	$13,574,244

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$183,888,227
Average notional value of contracts – short	(475,193,630)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may notwork as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 207,928,644	$ 25,910,014	$ 441,009,139	$ 23,906,860

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassification in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,055,510,842	$ 3,511,322	$ (134,082,515)	$ (130,571,193)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,025,562	$ 27,842,603

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 74,552,368	$ 78,471,578	$ —	$ 29,781,446	$ 20,753,752	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,807,297	$ —	$ (31,868,165)	$ —	$ —	$ (130,597,654)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation — Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation — Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $78,471,578 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,220,480	$ 312,071

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably, the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks raising interest rates more than many investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in U.S. Dollar terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the fourth quarter and the full year. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news had already been priced in was China. The MSCI China Index was down substantially from its 2021 peak and down -21.93% in 2022. That is despite a 34% rally from the lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down -16.33% and -33.29%, respectively, in 2022, per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index, but finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned -22.57%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned -20.15%.

STRATEGY REVIEW

The Portfolio is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds.

The Portfolio’s strategic asset allocation contributed positively to performance during the period. Underlying fund selection and tactical asset allocation detracted.

The Portfolio came into 2022 with 109% of the Portfolio in equities (offset by futures). This came down over the year as the portfolio managers reduced risk to end 2022 at approximately 91% equities and 9% cash.

The overall reduction in equities during 2022 contributed to performance, though this positioning detracted in July and November during shorter term rallies. The biggest change in equity positioning in 2022 was the reduction in U.S. large cap exposure. This tactical positioning was primarily implemented utilizing derivatives, such as futures.

Underlying fund performance was a detractor from returns over the fiscal year. The worst performing holding during the period was Transamerica Morgan Stanley Capital Growth VP, while the best performing holding was Transamerica Janus Mid-Cap Growth VP.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	58.9%
International Equity Funds	33.4
U.S. Government Obligations	2.9
U.S. Alternative Fund	2.6
Repurchase Agreement	2.1
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(22.57)%	5.47%	8.23%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(20.15)%	8.42%	11.87%
Service Class	(22.74)%	5.21%	7.95%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,006.40	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,005.50	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 94.9%
International Equity Funds - 33.4%
Transamerica Emerging Markets Opportunities (A)	10,579,799	$78,925,297
Transamerica International Equity (A)	4,986,277	89,553,540
Transamerica International Focus (A)	11,656,668	88,590,678
Transamerica International Small Cap Value (A)	2,813,882	34,920,279

		291,989,794

U.S. Alternative Fund - 2.6%
Transamerica BlackRock Global Real Estate Securities VP (A)	2,487,741	22,688,201

U.S. Equity Funds - 58.9%
Transamerica Janus Mid-Cap Growth VP (A)	783,153	24,630,172
Transamerica JPMorgan Enhanced Index VP (A)	9,042,295	178,766,163
Transamerica JPMorgan Mid Cap Value VP (A)	1,569,225	22,942,065
Transamerica Large Cap Value (A)	8,549,788	104,734,908
Transamerica Mid Cap Growth (A)	2,985,176	20,508,156
Transamerica Mid Cap Value Opportunities (A)	2,125,041	22,036,677
Transamerica Small Cap Value (A)	7,334,305	39,091,844
Transamerica T. Rowe Price Small Cap VP (A)	976,473	9,549,903
Transamerica WMC US Growth VP (A)	3,607,984	93,591,109

		515,850,997

Total Investment Companies (Cost $980,660,589)		830,528,992

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.9%
U.S. Treasury - 2.9%
U.S. Treasury Notes
0.13%, 01/31/2023 (B)	$23,755,000	$ 23,683,410
0.88%, 01/31/2024 (B)	1,600,000	1,535,438

Total U.S. Government Obligations (Cost $25,272,851)		25,218,848

REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $18,095,733 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $18,453,996.	18,092,115	18,092,115

Total Repurchase Agreement (Cost $18,092,115)		18,092,115

Total Investments (Cost $1,024,025,555)		873,839,955
Net Other Assets (Liabilities) - 0.1%		1,147,871

Net Assets - 100.0%		$874,987,826

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	296	03/14/2023	$21,858,682	$21,880,320	$21,638	$—
FTSE 100 Index	102	03/17/2023	9,274,173	9,206,542	—	(67,631)
S&P 500® E-Mini Index	235	03/17/2023	47,299,590	45,366,750	—	(1,932,840)
S&P/TSX 60 Index	126	03/16/2023	22,585,291	21,773,619	—	(811,672)
TOPIX Index	130	03/09/2023	19,276,878	18,736,284	—	(540,594)

Total					$21,638	$(3,352,737)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(324)	03/17/2023	$(29,779,190)	$(28,688,580)	$1,090,610	$—
EURO STOXX 50® Index	(373)	03/17/2023	(15,888,679)	(15,112,659)	776,020	—
MSCI EAFE Index	(834)	03/17/2023	(84,928,958)	(81,289,980)	3,638,978	—
MSCI Emerging Markets Index	(120)	03/17/2023	(5,960,107)	(5,756,400)	203,707	—

Total					$5,709,315	$—

Total Futures Contracts					$5,730,953	$(3,352,737)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$830,528,992	$—	$—	$830,528,992
U.S. Government Obligations	—	25,218,848	—	25,218,848
Repurchase Agreement	—	18,092,115	—	18,092,115

Total	$830,528,992	$43,310,963	$—	$873,839,955

Other Financial Instruments
Futures Contracts (E)	$5,730,953	$—	$—	$5,730,953

Total Other Financial Instruments	$5,730,953	$—	$—	$5,730,953

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(3,352,737)	$—	$—	$(3,352,737)

Total Other Financial Instruments	$(3,352,737)	$—	$—	$(3,352,737)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$68,504,660	$1,602,133	$(26,426,811)	$(5,589,470)	$(15,402,311)	$22,688,201	2,487,741	$1,602,133	$—
Transamerica Emerging Markets Opportunities	104,620,614	2,182,939	—	—	(27,878,256)	78,925,297	10,579,799	2,182,940	—
Transamerica International Equity	104,181,207	1,005,326	—	—	(15,632,993)	89,553,540	4,986,277	1,005,327	—
Transamerica International Focus	111,030,261	1,610,511	—	—	(24,050,094)	88,590,678	11,656,668	1,610,511	—
Transamerica International Small Cap Value	42,257,099	1,226,461	—	—	(8,563,281)	34,920,279	2,813,882	271,129	955,331
Transamerica Janus Mid-Cap Growth VP	43,878,471	3,901,737	(13,274,700)	2,333,992	(12,209,328)	24,630,172	783,153	27,361	3,874,375
Transamerica JPMorgan Enhanced Index VP	127,355,916	104,810,871	—	—	(53,400,624)	178,766,163	9,042,295	3,817,876	20,186,080
Transamerica JPMorgan Mid Cap Value VP	24,999,862	4,541,514	—	—	(6,599,311)	22,942,065	1,569,225	559,647	3,981,868
Transamerica Large Cap Value	214,105,845	7,473,442	(91,498,286)	10,121,694	(35,467,787)	104,734,908	8,549,788	1,830,893	5,642,548
Transamerica Mid Cap Growth	30,150,273	—	—	—	(9,642,117)	20,508,156	2,985,176	—	—
Transamerica Mid Cap Value Opportunities	26,486,396	1,452,874	(2,981,168)	396,678	(3,318,103)	22,036,677	2,125,041	253,191	1,199,683
Transamerica Morgan Stanley Capital Growth VP	87,567,123	6,126,182	(48,168,444)	(39,404,679)	(6,120,182)	—	—	781,347	5,344,835
Transamerica Small Cap Value	51,024,675	6,996,120	(5,972,149)	(1,500,676)	(11,456,126)	39,091,844	7,334,305	907,977	6,088,143
Transamerica T. Rowe Price Small Cap VP	25,639,893	3,387,533	(12,199,399)	765,398	(8,043,522)	9,549,903	976,473	275,607	3,111,927
Transamerica WMC US Growth VP	115,689,255	37,454,820	(3,000,332)	1,190,191	(57,742,825)	93,591,109	3,607,984	1,914,412	16,228,119

Total	$1,177,491,550	$183,772,463	$(203,521,289)	$(31,686,872)	$(295,526,860)	$830,528,992	69,497,807	$17,040,351	$66,612,909

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	All or a portion of these securities have been segregated as collateral to cover margin requirements for open futures contracts. The total value of such securities is $11,187,709.
(C)	Rate disclosed reflects the yield at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $980,660,589)	$830,528,992
Unaffiliated investments, at value (cost $25,272,851)	25,218,848
Repurchase agreement, at value (cost $18,092,115)	18,092,115
Cash	389
Receivables and other assets:
Shares of beneficial interest sold	1,589
Interest	20,094
Variation margin receivable on futures contracts	1,522,089
Other assets	3,155

Total assets	875,387,271

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	156,974
Investment management fees	92,560
Distribution and service fees	54,063
Transfer agent costs	1,029
Trustees, CCO and deferred compensation fees	7,198
Audit and tax fees	15,898
Custody fees	13,777
Legal fees	5,292
Printing and shareholder reports fees	43,446
Other accrued expenses	9,208

Total liabilities	399,445

Net assets	$874,987,826

Net assets consist of:
Capital stock ($0.01 par value)	$990,075
Additional paid-in capital	998,782,760
Total distributable earnings (accumulated losses)	(124,785,009)

Net assets	$874,987,826

Net assets by class:
Initial Class	$624,659,923
Service Class	250,327,903

Shares outstanding:
Initial Class	70,353,100
Service Class	28,654,374

Net asset value and offering price per share:
Initial Class	$8.88
Service Class	8.74

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$17,040,351
Interest income from unaffiliated investments	332,096

Total investment income	17,372,447

Expenses:
Investment management fees	1,192,687
Distribution and service fees:
Service Class	704,305
Transfer agent costs	10,108
Trustees, CCO and deferred compensation fees	40,608
Audit and tax fees	41,556
Custody fees	59,139
Legal fees	54,019
Other	62,823

Total expenses	2,165,245

Net investment income (loss)	15,207,202

Net realized gain (loss) on:
Affiliated investments	(31,686,872)
Unaffiliated investments	118,395
Capital gain distributions received from affiliated investment companies	66,612,909
Futures contracts	(24,746,367)

Net realized gain (loss)	10,298,065

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(295,526,860)
Unaffiliated investments	(52,475)
Futures contracts	(1,006,684)
Translation of assets and liabilities denominated in foreign currencies	141,820

Net change in unrealized appreciation (depreciation)	(296,444,199)

Net realized and change in unrealized gain (loss)	(286,146,134)

Net increase (decrease) in net assets resulting from operations	$(270,938,932)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$15,207,202	$57,457,199
Net realized gain (loss)	10,298,065	199,454,691
Net change in unrealized appreciation (depreciation)	(296,444,199)	(38,074,803)

Net increase (decrease) in net assets resulting from operations	(270,938,932)	218,837,087

Dividends and/or distributions to shareholders:
Initial Class	(179,502,473)	(69,216,574)
Service Class	(73,212,646)	(26,864,714)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(252,715,119)	(96,081,288)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,243,184	18,853,327
Service Class	12,077,134	13,762,540

	22,320,318	32,615,867

Dividends and/or distributions reinvested:
Initial Class	179,502,473	69,216,574
Service Class	73,212,646	26,864,714

	252,715,119	96,081,288

Cost of shares redeemed:
Initial Class	(56,530,677)	(143,833,350)
Service Class	(36,125,049)	(52,639,786)

	(92,655,726)	(196,473,136)

Net increase (decrease) in net assets resulting from capital share transactions	182,379,711	(67,775,981)

Net increase (decrease) in net assets	(341,274,340)	54,979,818

Net assets:
Beginning of year	1,216,262,166	1,161,282,348

End of year	$874,987,826	$1,216,262,166

Capital share transactions - shares:
Shares issued:
Initial Class	849,887	1,200,437
Service Class	1,088,817	901,893

	1,938,704	2,102,330

Shares reinvested:
Initial Class	19,405,673	4,518,053
Service Class	8,036,514	1,775,592

	27,442,187	6,293,645

Shares redeemed:
Initial Class	(4,851,592)	(9,292,975)
Service Class	(3,297,845)	(3,423,850)

	(8,149,437)	(12,716,825)

Net increase (decrease) in shares outstanding:
Initial Class	15,403,968	(3,574,485)
Service Class	5,827,486	(746,365)

	21,231,454	(4,320,850)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.70	$14.19	$12.54	$11.19	$13.63

Investment operations:
Net investment income (loss) (A)	0.19	0.73	0.26	0.21	0.22
Net realized and unrealized gain (loss)	(3.59)	2.03	2.61	2.54	(1.49)

Total investment operations	(3.40)	2.76	2.87	2.75	(1.27)

Dividends and/or distributions to shareholders:
Net investment income	(0.79)	(0.27)	(0.21)	(0.22)	(0.26)
Net realized gains	(2.63)	(0.98)	(1.01)	(1.18)	(0.91)

Total dividends and/or distributions to shareholders	(3.42)	(1.25)	(1.22)	(1.40)	(1.17)

Net asset value, end of year	$8.88	$15.70	$14.19	$12.54	$11.19

Total return	(22.57)%	19.64%	24.74%	26.05%	(10.39)%

Ratio and supplemental data:
Net assets end of year (000’s)	$624,660	$862,525	$830,510	$721,535	$614,229
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.16%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.16%	0.15%	0.15	%(C)
Net investment income (loss) to average net assets	1.64%	4.68%	2.17%	1.74%	1.63%
Portfolio turnover rate	13%	22%	49%	12%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.50	$14.03	$12.42	$11.09	$13.52

Investment operations:
Net investment income (loss) (A)	0.16	0.69	0.23	0.18	0.18
Net realized and unrealized gain (loss)	(3.55)	2.00	2.58	2.52	(1.47)

Total investment operations	(3.39)	2.69	2.81	2.70	(1.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.74)	(0.24)	(0.19)	(0.19)	(0.23)
Net realized gains	(2.63)	(0.98)	(1.01)	(1.18)	(0.91)

Total dividends and/or distributions to shareholders	(3.37)	(1.22)	(1.20)	(1.37)	(1.14)

Net asset value, end of year	$8.74	$15.50	$14.03	$12.42	$11.09

Total return	(22.74)%	19.35%	24.36%	25.86%	(10.70)%

Ratio and supplemental data:
Net assets end of year (000’s)	$250,328	$353,737	$330,772	$284,695	$232,319
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.41%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.41%	0.40%	0.40%
Net investment income (loss) to average net assets	1.38%	4.49%	1.93%	1.50%	1.37%
Portfolio turnover rate	13%	22%	49%	12%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$21,638	$5,709,315	$—	$—	$5,730,953
Total	$—	$21,638	$5,709,315	$—	$—	$5,730,953

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(3,352,737)	$—	$—	$(3,352,737)
Total	$—	$—	$(3,352,737)	$—	$—	$(3,352,737)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(1,090,132)	$(23,656,235)	$—	$—	$(24,746,367)
Total	$—	$(1,090,132)	$(23,656,235)	$—	$—	$(24,746,367)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$156,683	$(1,163,367)	$—	$—	$(1,006,684)
Total	$—	$156,683	$(1,163,367)	$—	$—	$(1,006,684)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$230,988,545
Average notional value of contracts – short	(204,918,489)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may notwork as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 100,119,203	$ 28,757,273	$ 203,521,288	$ 31,539,137

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,025,513,685	$ 8,670,830	$ (161,696,825)	$ (153,025,995)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 97,273,737	$ 155,441,382	$ —	$ 46,187,552	$ 49,893,736	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,172,851	$ 12,957,025	$ —	$ —	$ —	$ (152,914,885)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation — Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation — Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures.. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $155,441,382 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,597,534	$ 628,935

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably, the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks raising interest rates more than many investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in U.S. Dollar terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the fourth quarter and the full year. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news had already been priced in was China. The MSCI China Index was down substantially from its 2021 peak and down -21.93% in 2022. That is despite a 34% rally from the lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down -16.33% and -33.29%, respectively, in 2022, per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index, but finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned -17.35%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg US Aggregate Bond Index, returned -20.15% and -13.01%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds.

The Portfolio’s strategic asset allocation and tactical asset allocation contributed positively to performance during the fiscal year. Underlying fund selection and the Risk Management Framework (“RMF”) detracted.

The Portfolio began 2022 with the RMF suggesting de-risking based on volatility and momentum signals. The Portfolio came into 2022 with approximately 79% of the Portfolio in equities, and by year end, this was down to approximately 50%, spread across regions. The overall reduction in equities contributed to performance, though this positioning detracted in July and November during shorter term rallies. The biggest change in equity positioning over the year was the reduction in U.S. large cap exposure.

The Portfolio was tactically short developed markets government bonds, primarily German and Japanese government bonds, for much of 2022, which contributed to relative performance. Portfolio de-risking and some tactical positioning was primarily implemented utilizing derivatives, such as futures.

Underlying fund performance was a detractor from returns over the fiscal year. The worst performing holding during the period was Transamerica Morgan Stanley Capital Growth VP, while the best performing holding was Transamerica International Small Cap Value.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.9%
International Equity Funds	26.0
U.S. Fixed Income Funds	7.0
Repurchase Agreement	6.7
International Alternative Funds	6.5
U.S. Government Obligations	3.3
U.S. Alternative Fund	2.1
U.S. Mixed Allocation Fund	1.2
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(17.35)%	3.86%	6.32%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(20.15)%	8.42%	11.87%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Service Class	(17.53)%	3.61%	6.06%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$999.90	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	999.10	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 89.7%
International Alternative Funds - 6.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$33,114
Transamerica Unconstrained Bond (C)	26,879,290	234,387,410

		234,420,524

International Equity Funds - 26.0%
Transamerica Emerging Markets Opportunities (C)	41,623,060	310,508,027
Transamerica International Equity (C)	12,975,758	233,044,610
Transamerica International Focus (C)	36,282,665	275,748,252
Transamerica International Small Cap Value (C)	8,817,336	109,423,145

		928,724,034

U.S. Alternative Fund - 2.1%
Transamerica BlackRock Global Real Estate Securities VP (C)	8,423,598	76,823,211

U.S. Equity Funds - 46.9%
Transamerica Janus Mid-Cap Growth VP (C)	2,766,832	87,016,880
Transamerica JPMorgan Enhanced Index VP (C)	37,604,039	743,431,851
Transamerica JPMorgan Mid Cap Value VP (C)	5,327,835	77,892,954
Transamerica Large Cap Value (C)	25,876,174	316,983,127
Transamerica Mid Cap Growth (C)	7,938,232	54,535,656
Transamerica Mid Cap Value Opportunities (C)	5,109,781	52,988,425
Transamerica Small Cap Value (C)	22,893,034	122,019,871
Transamerica T. Rowe Price Small Cap VP (C)	40,750	398,531
Transamerica WMC US Growth VP (C)	8,568,157	222,257,996

		1,677,525,291

U.S. Fixed Income Funds - 7.0%
Transamerica Core Bond (C)	14,146,474	121,376,750
Transamerica Floating Rate (C)	2,018,287	18,003,120

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (C)	14,357,542	$ 111,414,523

		250,794,393

U.S. Mixed Allocation Fund - 1.2%
Transamerica Aegon Bond VP (C)	4,531,741	41,601,379

Total Investment Companies (Cost $3,695,227,484)		3,209,888,832

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.3%
U.S. Treasury - 3.3%
U.S. Treasury Notes
0.13%, 01/31/2023 (E)	$113,415,100	113,073,304
0.88%, 01/31/2024 (E)	4,800,000	4,606,313

Total U.S. Government Obligations (Cost $117,904,366)		117,679,617

REPURCHASE AGREEMENT - 6.7%
Fixed Income Clearing Corp., 1.80% (F), dated 12/30/2022, to be repurchased at $238,595,122 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $243,318,440.	238,547,412	238,547,412

Total Repurchase Agreement (Cost $238,547,412)		238,547,412

Total Investments (Cost $4,051,679,262)		3,566,115,861
Net Other Assets (Liabilities) - 0.3%		10,113,055

Net Assets - 100.0%		$3,576,228,916

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bonds	500	03/22/2023	$63,321,388	$62,671,875	$—	$(649,513)
CAD Currency	806	03/14/2023	59,520,602	59,579,520	58,918	—
FTSE 100 Index	828	03/17/2023	75,284,462	74,735,458	—	(549,004)
S&P/TSX 60 Index	353	03/16/2023	63,274,663	61,000,694	—	(2,273,969)
TOPIX Index	775	03/09/2023	114,919,851	111,697,082	—	(3,222,769)
U.S. Treasury Ultra Bonds	1,401	03/22/2023	190,498,503	188,171,812	—	(2,326,691)

Total					$58,918	$(9,021,946)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(2,756)	03/31/2023	$(297,779,519)	$(297,454,220)	$325,299	$—
E-Mini Russell 2000® Index	(1,518)	03/17/2023	(139,521,014)	(134,411,310)	5,109,704	—
German Euro Bund	(716)	03/08/2023	(108,466,060)	(101,883,114)	6,582,946	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	(3,994)	03/17/2023	$(406,544,374)	$(389,295,180)	$17,249,194	$—
MSCI Emerging Markets Index	(2,106)	03/17/2023	(104,575,586)	(101,024,820)	3,550,766	—
S&P 500® E-Mini Index	(2,637)	03/17/2023	(530,734,258)	(509,072,850)	21,661,408	—

Total					$54,479,317	$—

Total Futures Contracts					$54,538,235	$(9,021,946)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,209,855,718	$—	$—	$3,209,855,718
U.S. Government Obligations	—	117,679,617	—	117,679,617
Repurchase Agreement	—	238,547,412	—	238,547,412

Total	$3,209,855,718	$356,227,029	$—	$3,566,082,747

Investment Companies Measured at Net Asset Value (B)				33,114

Total Investments				$3,566,115,861

Other Financial Instruments
Futures Contracts (H)	$54,538,235	$—	$—	$54,538,235

Total Other Financial Instruments	$54,538,235	$—	$—	$54,538,235

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(9,021,946)	$—	$—	$(9,021,946)

Total Other Financial Instruments	$(9,021,946)	$—	$—	$(9,021,946)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Restricted security. At December 31, 2022, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$33,114	0.0	%(I)

(B)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$48,850,099	$1,178,486	$—	$—	$(8,427,206)	$41,601,379	4,531,741	$1,178,487	$—
Transamerica BlackRock Global Real Estate Securities VP	274,664,309	6,392,392	(119,309,460)	(27,709,954)	(57,214,076)	76,823,211	8,423,598	6,392,392	—
Transamerica Core Bond	73,307,371	60,973,870	—	—	(12,904,491)	121,376,750	14,146,474	2,432,592	—
Transamerica Core Bond II	72,792,781	1,089,153	(64,996,487)	(9,408,770)	523,323	—	—	1,089,153	—
Transamerica Emerging Markets Opportunities	411,598,582	8,588,124	—	—	(109,678,679)	310,508,027	41,623,060	8,588,124	—
Transamerica Floating Rate	100,895,905	2,837,718	(79,643,630)	(5,250,469)	(836,404)	18,003,120	2,018,287	2,837,719	—
Transamerica Global Allocation Liquidating Trust	27,541	—	—	—	5,573	33,114	11,961	—	—
Transamerica High Yield Bond	299,815,320	9,846,130	(152,196,000)	(18,158,736)	(27,892,191)	111,414,523	14,357,542	9,846,131	—
Transamerica International Equity	292,542,941	2,616,155	(21,810,898)	5,301,775	(45,605,363)	233,044,610	12,975,758	2,616,155	—
Transamerica International Focus	355,453,874	5,012,894	(9,768,462)	2,143,580	(77,093,634)	275,748,252	36,282,665	5,012,893	—
Transamerica International Small Cap Value	132,413,167	3,843,128	—	—	(26,833,150)	109,423,145	8,817,336	849,587	2,993,541
Transamerica Janus Mid-Cap Growth VP	161,869,023	13,784,595	(53,254,501)	8,404,500	(43,786,737)	87,016,880	2,766,832	96,668	13,687,926
Transamerica JPMorgan Enhanced Index VP	803,265,583	243,047,700	(43,392,511)	13,960,355	(273,449,276)	743,431,851	37,604,039	15,877,339	83,947,514
Transamerica JPMorgan Mid Cap Value VP	93,742,027	15,419,362	(8,783,954)	1,739,336	(24,223,817)	77,892,954	5,327,835	1,900,116	13,519,246
Transamerica Large Cap Value	480,319,768	21,716,812	(127,837,943)	14,791,849	(72,007,359)	316,983,127	25,876,174	4,639,482	17,077,329
Transamerica Mid Cap Growth	80,176,147	—	—	—	(25,640,491)	54,535,656	7,938,232	—	—
Transamerica Mid Cap Value Opportunities	65,533,700	3,493,519	(8,862,634)	999,545	(8,175,705)	52,988,425	5,109,781	608,813	2,884,705
Transamerica Morgan Stanley Capital Growth VP	226,765,100	25,887,959	(107,384,891)	(103,408,040)	(41,860,128)	—	—	3,301,810	22,586,148
Transamerica Small Cap Value	156,197,605	21,837,434	(16,016,388)	(2,484,201)	(37,514,579)	122,019,871	22,893,034	2,834,124	19,003,311
Transamerica T. Rowe Price Small Cap VP	48,929,626	141,367	(44,314,884)	2,842,785	(7,200,363)	398,531	40,750	11,502	129,865
Transamerica Unconstrained Bond	353,870,970	4,297,632	(96,813,290)	(10,788,821)	(16,179,081)	234,387,410	26,879,290	4,297,633	—
Transamerica WMC US Growth VP	222,574,492	124,950,231	(9,633,948)	2,816,626	(118,449,405)	222,257,996	8,568,157	4,546,301	38,538,162

Total	$4,755,605,931	$576,954,661	$(964,019,881)	$(124,208,640)	$(1,034,443,239)	$3,209,888,832	286,192,546	$78,957,021	$214,367,747

(D)	Non-income producing security.
(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $94,375,222.
(F)	Rate disclosed reflects the yield at December 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $3,695,227,484)	$3,209,888,832
Unaffiliated investments, at value (cost $117,904,366)	117,679,617
Repurchase agreement, at value (cost $238,547,412)	238,547,412
Receivables and other assets:
Shares of beneficial interest sold	137,832
Dividends from affiliated investments	1,430,565
Interest	100,758
Variation margin receivable on futures contracts	12,111,478
Other assets	14,386

Total assets	3,579,910,880

Liabilities:
Payables and other liabilities:
Investments purchased	1,430,565
Shares of beneficial interest redeemed	981,242
Investment management fees	376,688
Distribution and service fees	598,030
Transfer agent costs	4,261
Trustees, CCO and deferred compensation fees	32,346
Audit and tax fees	28,455
Custody fees	41,264
Legal fees	21,855
Printing and shareholder reports fees	132,368
Other accrued expenses	34,890

Total liabilities	3,681,964

Net assets	$3,576,228,916

Net assets consist of:
Capital stock ($0.01 par value)	$3,790,584
Additional paid-in capital	3,856,859,325
Total distributable earnings (accumulated losses)	(284,420,993)

Net assets	$3,576,228,916

Net assets by class:
Initial Class	$796,606,479
Service Class	2,779,622,437

Shares outstanding:
Initial Class	83,036,134
Service Class	296,022,268

Net asset value and offering price per share:
Initial Class	$9.59
Service Class	9.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$78,957,021
Interest income from unaffiliated investments	2,630,333

Total investment income	81,587,354

Expenses:
Investment management fees	4,891,295
Distribution and service fees:
Service Class	7,807,358
Transfer agent costs	41,577
Trustees, CCO and deferred compensation fees	167,306
Audit and tax fees	100,262
Custody fees	181,043
Legal fees	221,707
Printing and shareholder reports fees	65,437
Other	243,915

Total expenses	13,719,900

Net investment income (loss)	67,867,454

Net realized gain (loss) on:
Affiliated investments	(124,208,640)
Unaffiliated investments	219,617
Capital gain distributions received from affiliated investment companies	214,367,747
Futures contracts	2,962,434

Net realized gain (loss)	93,341,158

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(1,034,443,239)
Unaffiliated investments	(218,841)
Futures contracts	45,947,231
Translation of assets and liabilities denominated in foreign currencies	(54,544)

Net change in unrealized appreciation (depreciation)	(988,769,393)

Net realized and change in unrealized gain (loss)	(895,428,235)

Net increase (decrease) in net assets resulting from operations	$(827,560,781)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$67,867,454	$205,622,820
Net realized gain (loss)	93,341,158	561,084,876
Net change in unrealized appreciation (depreciation)	(988,769,393)	(120,615,698)

Net increase (decrease) in net assets resulting from operations	(827,560,781)	646,091,998

Dividends and/or distributions to shareholders:
Initial Class	(164,872,511)	(50,910,986)
Service Class	(591,064,844)	(173,500,824)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(755,937,355)	(224,411,810)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,364,185	21,161,192
Service Class	21,698,496	18,197,111

	39,062,681	39,358,303

Dividends and/or distributions reinvested:
Initial Class	164,872,511	50,910,986
Service Class	591,064,844	173,500,824

	755,937,355	224,411,810

Cost of shares redeemed:
Initial Class	(92,032,640)	(182,121,773)
Service Class	(425,871,345)	(546,435,481)

	(517,903,985)	(728,557,254)

Net increase (decrease) in net assets resulting from capital share transactions	277,096,051	(464,787,141)

Net increase (decrease) in net assets	(1,306,402,085)	(43,106,953)

Net assets:
Beginning of year	4,882,631,001	4,925,737,954

End of year	$3,576,228,916	$4,882,631,001

Capital share transactions - shares:
Shares issued:
Initial Class	1,544,732	1,486,866
Service Class	1,848,286	1,330,130

	3,393,018	2,816,996

Shares reinvested:
Initial Class	16,840,910	3,582,758
Service Class	61,633,456	12,419,529

	78,474,366	16,002,287

Shares redeemed:
Initial Class	(7,825,723)	(12,803,219)
Service Class	(37,328,423)	(39,149,515)

	(45,154,146)	(51,952,734)

Net increase (decrease) in shares outstanding:
Initial Class	10,559,919	(7,733,595)
Service Class	26,153,319	(25,399,856)

	36,713,238	(33,133,451)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.47	$13.30	$12.44	$11.61	$13.44

Investment operations:
Net investment income (loss) (A)	0.22	0.61	0.29	0.24	0.27
Net realized and unrealized gain (loss)	(2.68)	1.23	1.46	1.96	(1.14)

Total investment operations	(2.46)	1.84	1.75	2.20	(0.87)

Dividends and/or distributions to shareholders:
Net investment income	(0.68)	(0.31)	(0.25)	(0.28)	(0.25)
Net realized gains	(1.74)	(0.36)	(0.64)	(1.09)	(0.71)

Total dividends and/or distributions to shareholders	(2.42)	(0.67)	(0.89)	(1.37)	(0.96)

Net asset value, end of year	$9.59	$14.47	$13.30	$12.44	$11.61

Total return	(17.35)%	13.95%	15.07%	20.01%	(7.07)%

Ratio and supplemental data:
Net assets end of year (000’s)	$796,606	$1,048,517	$1,066,427	$998,736	$901,440
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.14%	0.15	%(C)
Net investment income (loss) to average net assets	1.91%	4.26%	2.44%	1.99%	2.03%
Portfolio turnover rate	10%	21%	28%	10%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.21	$13.07	$12.25	$11.44	$13.26

Investment operations:
Net investment income (loss) (A)	0.19	0.57	0.26	0.21	0.23
Net realized and unrealized gain (loss)	(2.63)	1.21	1.42	1.94	(1.12)

Total investment operations	(2.44)	1.78	1.68	2.15	(0.89)

Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.28)	(0.22)	(0.25)	(0.22)
Net realized gains	(1.74)	(0.36)	(0.64)	(1.09)	(0.71)

Total dividends and/or distributions to shareholders	(2.38)	(0.64)	(0.86)	(1.34)	(0.93)

Net asset value, end of year	$9.39	$14.21	$13.07	$12.25	$11.44

Total return	(17.53)%	13.70%	14.66%	19.79%	(7.32)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,779,623	$3,834,114	$3,859,311	$3,804,109	$3,611,548
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.39%	0.40	%(C)
Net investment income (loss) to average net assets	1.64%	4.05%	2.17%	1.72%	1.77%
Portfolio turnover rate	10%	21%	28%	10%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$6,908,245	$58,918	$47,571,072	$—	$—	$54,538,235
Total	$6,908,245	$58,918	$47,571,072	$—	$—	$54,538,235

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(2,976,204)	$—	$(6,045,742)	$—	$—	$(9,021,946)
Total	$(2,976,204)	$—	$(6,045,742)	$—	$—	$(9,021,946)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(5,811,658)	$(3,737,487)	$12,511,579	$—	$—	$2,962,434
Total	$(5,811,658)	$(3,737,487)	$12,511,579	$—	$—	$2,962,434

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$7,415,210	$550,817	$37,981,204	$—	$—	$45,947,231
Total	$7,415,210	$550,817	$37,981,204	$—	$—	$45,947,231

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$706,046,591
Average notional value of contracts – short	(1,797,503,611)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may notwork as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 283,629,894	$ 102,332,804	$ 964,019,881	$ 113,953,670

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,061,125,252	$ 68,331,816	$ (568,837,945)	$ (500,506,129)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 245,341,032	$ 510,596,323	$ —	$ 99,776,070	$ 124,635,740	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 68,221,551	$ 147,900,465	$ —	$ —	$ —	$ (500,543,009)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation — Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation — Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $510,596,323 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,360,390	$ 2,094,868

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably, the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks raising interest rates more than many investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in U.S. Dollar terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the fourth quarter and the full year. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news had already been priced in was China. The MSCI China Index was down substantially from its 2021 peak and down -21.93% in 2022. That is despite a 34% rally from the lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down -16.33% and -33.29%, respectively, in 2022, per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index, but finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned -16.08%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg US Aggregate Bond Index, returned -20.15% and -13.01%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds.

The Portfolio’s strategic asset allocation and tactical asset allocation contributed positively to performance during the period. Underlying fund selection and the Risk Management Framework (“RMF”) detracted.

The Portfolio began 2022 with the RMF suggesting de-risking based on volatility and momentum signals. The Portfolio came into 2022 with 59% of the Portfolio in equities, and by year end, this was down to 30%, spread across regions. The overall reduction in equities contributed to performance, though this positioning detracted in July and November during shorter term rallies. The biggest change in equity positioning in 2022 was the reduction in U.S. large cap exposure.

The Portfolio was tactically short developed markets government bonds, primarily German and Japanese government bonds, for much of 2022, which contributed to relative performance. Portfolio de-risking and some tactical positioning was primarily implemented utilizing derivatives such as futures.

Underlying fund performance was a detractor from returns over the fiscal year. The worst performing holding during the period was Transamerica Morgan Stanley Capital Growth VP, while the best performing holding was Transamerica Janus Mid-Cap Growth VP.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	34.3%
U.S. Fixed Income Funds	20.7
International Equity Funds	19.5
Repurchase Agreement	8.7
International Alternative Funds	6.5
U.S. Mixed Allocation Fund	4.4
U.S. Government Obligations	3.4
U.S. Alternative Fund	2.2
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(16.08)%	2.65%	4.80%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	(20.15)%	8.42%	11.87%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Service Class	(16.25)%	2.41%	4.55%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$986.60	$0.75	$1,024.40	$0.77	0.15%
Service Class	1,000.00	985.70	2.00	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 87.6%
International Alternative Funds - 6.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$17,263
Transamerica Unconstrained Bond (D)	39,530,654	344,707,306

		344,724,569

International Equity Funds - 19.5%
Transamerica Emerging Markets Opportunities (D)	46,759,304	348,824,408
Transamerica International Equity (D)	15,739,767	282,686,219
Transamerica International Focus (D)	38,569,037	293,124,683
Transamerica International Small Cap Value (D)	9,359,627	116,152,975

		1,040,788,285

U.S. Alternative Fund - 2.2%
Transamerica BlackRock Global Real Estate Securities VP (D)	12,702,389	115,845,790

U.S. Equity Funds - 34.3%
Transamerica Janus Mid-Cap Growth VP (D)	1,175,529	36,970,375
Transamerica JPMorgan Enhanced Index VP (D)	30,820,743	609,326,093
Transamerica JPMorgan Mid Cap Value VP (D)	4,861,235	71,071,254
Transamerica Large Cap Value (D)	38,849,725	475,909,132
Transamerica Mid Cap Growth (D)	12,164,962	83,573,289
Transamerica Mid Cap Value Opportunities (D)	7,826,635	81,162,204
Transamerica Small Cap Value (D)	25,801,485	137,521,914
Transamerica T. Rowe Price Small Cap VP (D)	34,093	333,429
Transamerica WMC US Growth VP (D)	12,930,718	335,422,820

		1,831,290,510

U.S. Fixed Income Funds - 20.7%
Transamerica Core Bond (D)	113,487,430	973,722,151
Transamerica Floating Rate (D)	3,022,554	26,961,180

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (D)	13,889,372	$ 107,781,527

		1,108,464,858

U.S. Mixed Allocation Fund - 4.4%
Transamerica Aegon Bond VP (D)	25,682,523	235,765,557

Total Investment Companies (Cost $5,281,179,713)		4,676,879,569

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.4%
U.S. Treasury - 3.4%
U.S. Treasury Notes
0.13%, 01/31/2023 (E)	$176,103,800	175,573,081
0.88%, 01/31/2024 (E)	5,985,000	5,743,496

Total U.S. Government Obligations (Cost $181,654,528)		181,316,577

REPURCHASE AGREEMENT - 8.7%
Fixed Income Clearing Corp., 1.80% (F), dated 12/30/2022, to be repurchased at $464,746,902 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.13% - 2.75%, due 01/15/2024 - 02/15/2024, and with a total value of $473,757,680.	464,468,221	464,468,221

Total Repurchase Agreement (Cost $464,468,221)		464,468,221

Total Investments (Cost $5,927,302,462)		5,322,664,367
Net Other Assets (Liabilities) - 0.3%		18,664,258

Net Assets - 100.0%		$5,341,328,625

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bonds	1,213	03/22/2023	$153,617,686	$152,041,969	$—	$(1,575,717)
CAD Currency	860	03/14/2023	63,508,335	63,571,200	62,865	—
FTSE 100 Index	1,231	03/17/2023	111,926,534	111,110,324	—	(816,210)
S&P/TSX 60 Index	375	03/16/2023	67,218,127	64,802,437	—	(2,415,690)
TOPIX Index	1,151	03/09/2023	170,674,514	165,888,182	—	(4,786,332)
U.S. Treasury Ultra Bonds	2,183	03/22/2023	296,829,598	293,204,187	—	(3,625,411)

Total					$62,865	$(13,219,360)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(3,731)	03/31/2023	$(403,126,046)	$(402,685,666)	$440,380	$—
E-Mini Russell 2000® Index	(1,688)	03/17/2023	(155,145,895)	(149,463,960)	5,681,935	—
German Euro Bund	(1,064)	03/08/2023	(161,184,199)	(151,401,721)	9,782,478	—
MSCI EAFE Index	(5,947)	03/17/2023	(605,367,815)	(579,654,090)	25,713,725	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	(2,611)	03/17/2023	$(129,641,745)	$(125,249,670)	$4,392,075	$—
S&P 500® E-Mini Index	(4,555)	03/17/2023	(916,759,405)	(879,342,750)	37,416,655	—

Total					$83,427,248	$—

Total Futures Contracts					$83,490,113	$(13,219,360)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,676,862,306	$—	$—	$4,676,862,306
U.S. Government Obligations	—	181,316,577	—	181,316,577
Repurchase Agreement	—	464,468,221	—	464,468,221

Total	$4,676,862,306	$645,784,798	$—	$5,322,647,104

Investment Companies Measured at Net Asset Value (C)				17,263

Total Investments				$5,322,664,367

Other Financial Instruments
Futures Contracts (H)	$83,490,113	$—	$—	$83,490,113

Total Other Financial Instruments	$83,490,113	$—	$—	$83,490,113

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(13,219,360)	$—	$—	$(13,219,360)

Total Other Financial Instruments	$(13,219,360)	$—	$—	$(13,219,360)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Restricted security. At December 31, 2022, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$17,263	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$317,753,213	$6,678,782	$(38,529,370)	$(3,411,718)	$(46,725,350)	$235,765,557	25,682,523	$6,678,782	$—
Transamerica BlackRock Global Real Estate Securities VP	405,235,112	9,224,273	(175,585,236)	(67,781,037)	(55,247,322)	115,845,790	12,702,389	9,224,273	—
Transamerica Core Bond	589,685,257	519,327,509	(34,081,120)	(3,314,374)	(97,895,121)	973,722,151	113,487,430	19,172,945	—
Transamerica Core Bond II	363,931,147	211,633,725	(506,524,483)	(72,529,893)	3,489,504	—	—	8,810,927	—
Transamerica Emerging Markets Opportunities	462,389,436	9,647,889	—	—	(123,212,917)	348,824,408	46,759,304	9,647,889	—
Transamerica Floating Rate	146,925,641	4,126,453	(115,231,830)	(7,592,531)	(1,266,553)	26,961,180	3,022,554	4,126,453	—
Transamerica Global Allocation Liquidating Trust	14,357	—	—	—	2,906	17,263	6,235	—	—
Transamerica High Yield Bond	364,841,417	11,114,145	(212,664,000)	(30,598,271)	(24,911,764)	107,781,527	13,889,372	11,114,145	—
Transamerica International Equity	352,849,873	3,173,431	(24,602,795)	6,176,244	(54,910,534)	282,686,219	15,739,767	3,173,431	—
Transamerica International Focus	388,607,494	5,328,784	(19,566,434)	3,799,147	(85,044,308)	293,124,683	38,569,037	5,328,784	—
Transamerica International Small Cap Value	140,556,947	4,079,492	—	—	(28,483,464)	116,152,975	9,359,627	901,840	3,177,652
Transamerica Janus Mid-Cap Growth VP	190,620,243	5,856,584	(135,698,100)	7,200,841	(31,009,193)	36,970,375	1,175,529	41,071	5,815,513
Transamerica JPMorgan Enhanced Index VP	774,352,302	81,817,704	(26,824,958)	8,924,461	(228,943,416)	609,326,093	30,820,743	13,013,266	68,804,438
Transamerica JPMorgan Mid Cap Value VP	77,446,016	14,068,967	—	—	(20,443,729)	71,071,254	4,861,235	1,733,708	12,335,259
Transamerica Large Cap Value	711,873,664	32,300,156	(185,422,909)	33,786,290	(116,628,069)	475,909,132	38,849,725	6,660,757	25,639,399
Transamerica Mid Cap Growth	122,866,117	—	—	—	(39,292,828)	83,573,289	12,164,962	—	—
Transamerica Mid Cap Value Opportunities	96,564,278	5,351,010	(9,638,124)	1,000,413	(12,115,373)	81,162,204	7,826,635	932,517	4,418,493
Transamerica Morgan Stanley Capital Growth VP	323,191,571	39,330,855	(157,041,752)	(159,564,877)	(45,915,797)	—	—	5,016,349	34,314,506
Transamerica Small Cap Value	175,064,085	24,611,777	(16,981,821)	(6,052,060)	(39,120,067)	137,521,914	25,801,485	3,194,186	21,417,591
Transamerica T. Rowe Price Small Cap VP	19,288,344	118,273	(17,256,588)	618,027	(2,434,627)	333,429	34,093	9,622	108,651
Transamerica Unconstrained Bond	639,653,825	6,885,499	(254,180,880)	(23,588,911)	(24,062,227)	344,707,306	39,530,654	6,885,499	—
Transamerica WMC US Growth VP	313,067,834	204,886,973	(13,149,178)	2,379,857	(171,762,666)	335,422,820	12,930,718	6,861,095	58,160,242

Total	$6,976,778,173	$1,199,562,281	$(1,942,979,578)	$(310,548,392)	$(1,245,932,915)	$4,676,879,569	453,214,017	$122,527,539	$234,191,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $141,375,919.
(F)	Rate disclosed reflects the yield at December 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

BOBL	Bundesobligationen (German Federal Government Securities)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $5,281,179,713)	$4,676,879,569
Unaffiliated investments, at value (cost $181,654,528)	181,316,577
Repurchase agreement, at value (cost $464,468,221)	464,468,221
Receivables and other assets:
Shares of beneficial interest sold	6,820
Dividends from affiliated investments	1,841,858
Interest	160,482
Variation margin receivable on futures contracts	20,788,813
Other assets	20,406

Total assets	5,345,482,746

Liabilities:
Payables and other liabilities:
Investments purchased	1,841,858
Shares of beneficial interest redeemed	288,654
Investment management fees	562,155
Distribution and service fees	1,060,939
Transfer agent costs	6,393
Trustees, CCO and deferred compensation fees	44,807
Audit and tax fees	36,778
Custody fees	39,181
Legal fees	32,550
Printing and shareholder reports fees	188,884
Other accrued expenses	51,922

Total liabilities	4,154,121

Net assets	$5,341,328,625

Net assets consist of:
Capital stock ($0.01 par value)	$5,622,036
Additional paid-in capital	5,824,704,195
Total distributable earnings (accumulated losses)	(488,997,606)

Net assets	$5,341,328,625

Net assets by class:
Initial Class	$402,195,368
Service Class	4,939,133,257

Shares outstanding:
Initial Class	41,581,493
Service Class	520,622,091

Net asset value and offering price per share:
Initial Class	$9.67
Service Class	9.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$122,527,539
Interest income from unaffiliated investments	4,621,967

Total investment income	127,149,506

Expenses:
Investment management fees	7,278,587
Distribution and service fees:
Service Class	13,737,184
Transfer agent costs	61,995
Trustees, CCO and deferred compensation fees	250,013
Audit and tax fees	133,621
Custody fees	204,308
Legal fees	330,630
Printing and shareholder reports fees	147,162
Other	351,490

Total expenses	22,494,990

Net investment income (loss)	104,654,516

Net realized gain (loss) on:
Affiliated investments	(310,548,392)
Unaffiliated investments	74,371
Capital gain distributions received from affiliated investment companies	234,191,744
Futures contracts	11,206,329

Net realized gain (loss)	(65,075,948)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(1,245,932,915)
Unaffiliated investments	(329,372)
Futures contracts	80,452,330
Translation of assets and liabilities denominated in foreign currencies	18,405

Net change in unrealized appreciation (depreciation)	(1,165,791,552)

Net realized and change in unrealized gain (loss)	(1,230,867,500)

Net increase (decrease) in net assets resulting from operations	$(1,126,212,984)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$104,654,516	$298,905,611
Net realized gain (loss)	(65,075,948)	596,803,905
Net change in unrealized appreciation (depreciation)	(1,165,791,552)	(268,365,563)

Net increase (decrease) in net assets resulting from operations	(1,126,212,984)	627,343,953

Dividends and/or distributions to shareholders:
Initial Class	(66,604,487)	(14,949,345)
Service Class	(820,996,558)	(157,241,078)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(887,601,045)	(172,190,423)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,680,652	15,126,605
Service Class	9,124,152	48,104,340

	20,804,804	63,230,945

Dividends and/or distributions reinvested:
Initial Class	66,604,487	14,949,345
Service Class	820,996,558	157,241,078

	887,601,045	172,190,423

Cost of shares redeemed:
Initial Class	(64,768,198)	(121,428,148)
Service Class	(611,645,345)	(678,139,658)

	(676,413,543)	(799,567,806)

Net increase (decrease) in net assets resulting from capital share transactions	231,992,306	(564,146,438)

Net increase (decrease) in net assets	(1,781,821,723)	(108,992,908)

Net assets:
Beginning of year	7,123,150,348	7,232,143,256

End of year	$5,341,328,625	$7,123,150,348

Capital share transactions - shares:
Shares issued:
Initial Class	1,041,985	1,132,721
Service Class	808,250	3,673,569

	1,850,235	4,806,290

Shares reinvested:
Initial Class	6,748,175	1,101,647
Service Class	84,726,167	11,778,358

	91,474,342	12,880,005

Shares redeemed:
Initial Class	(5,656,704)	(8,996,399)
Service Class	(55,100,243)	(51,187,009)

	(60,756,947)	(60,183,408)

Net increase (decrease) in shares outstanding:
Initial Class	2,133,456	(6,762,031)
Service Class	30,434,174	(35,735,082)

	32,567,630	(42,497,113)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.66	$12.83	$12.02	$11.18	$12.62

Investment operations:
Net investment income (loss) (A)	0.23	0.56	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(2.39)	0.62	1.20	1.54	(0.88)

Total investment operations	(2.16)	1.18	1.45	1.80	(0.61)

Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.26)	(0.27)	(0.27)	(0.22)
Net realized gains	(1.19)	(0.09)	(0.37)	(0.69)	(0.61)

Total dividends and/or distributions to shareholders	(1.83)	(0.35)	(0.64)	(0.96)	(0.83)

Net asset value, end of year	$9.67	$13.66	$12.83	$12.02	$11.18

Total return	(16.08)%	9.18%	12.60%	16.42%	(5.13)%

Ratio and supplemental data:
Net assets end of year (000’s)	$402,196	$539,029	$593,022	$575,923	$548,520
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%	0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%	0.14%	0.15	%(C)
Net investment income (loss) to average net assets	1.99%	4.19%	2.12%	2.19%	2.20%
Portfolio turnover rate	18%	18%	27%	11%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.43	$12.62	$11.83	$11.03	$12.45

Investment operations:
Net investment income (loss) (A)	0.19	0.54	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(2.33)	0.59	1.18	1.50	(0.86)

Total investment operations	(2.14)	1.13	1.40	1.73	(0.62)

Dividends and/or distributions to shareholders:
Net investment income	(0.61)	(0.23)	(0.24)	(0.24)	(0.19)
Net realized gains	(1.19)	(0.09)	(0.37)	(0.69)	(0.61)

Total dividends and/or distributions to shareholders	(1.80)	(0.32)	(0.61)	(0.93)	(0.80)

Net asset value, end of year	$9.49	$13.43	$12.62	$11.83	$11.03

Total return	(16.25)%	8.93%	12.28%	16.18%	(5.35)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,939,133	$6,584,121	$6,639,121	$6,148,828	$5,349,342
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%	0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%	0.39%	0.40	%(C)
Net investment income (loss) to average net assets	1.74%	4.07%	1.89%	1.97%	1.98%
Portfolio turnover rate	18%	18%	27%	11%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation—Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$10,222,858	$62,865	$73,204,390	$—	$—	$83,490,113
Total	$10,222,858	$62,865	$73,204,390	$—	$—	$83,490,113

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(5,201,128)	$—	$(8,018,232)	$—	$—	$(13,219,360)
Total	$(5,201,128)	$—	$(8,018,232)	$—	$—	$(13,219,360)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(37,166,320)	$(4,282,589)	$52,655,238	$—	$—	$11,206,329
Total	$(37,166,320)	$(4,282,589)	$52,655,238	$—	$—	$11,206,329

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,579,853	$743,546	$71,128,931	$—	$—	$80,452,330
Total	$8,579,853	$743,546	$71,128,931	$—	$—	$80,452,330

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts — long	$1,003,471,423
Average notional value of contracts — short	(2,628,102,504)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may notwork as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 842,842,998	$ 141,320,827	$ 1,942,979,578	$ 126,551,349

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,939,677,111	$ 69,554,387	$ (693,769,153)	$ (624,214,766)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 349,244,946	$ 538,356,099	$ —	$ 125,255,666	$ 46,934,757	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 95,721,043	$ 39,498,829	$ —	$ —	$ —	$ (624,217,478)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation — Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation — Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $538,356,099 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 9,333,130	$ 2,352,319

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500®” or “Index”) faced its worst year since 2008, returning -18.11% for the year ended December 31, 2022. Communication services and consumer discretionary were the worst performing sectors in 2022, while energy and utilities were the only sectors posting positive returns for the year.

After three years of strength, equity markets were whiplashed with bouts of volatility, beginning with geopolitical tensions leading to the Russia-Ukraine war. As a result, rising oil and gas prices led to energy sector strength while pressuring manufacturing costs and already stressed global supply chains. Moreover, concerns over high inflation and a shrinking economy in April 2022 further tested equity markets. Developed equity markets saw the worst first half in over two decades. The U.S. Federal Reserve hiked rates by a cumulative 4.25% in 2022, in an attempt to curb record high inflation. The Consumer Price Index peaked at 9.1% in June 2022 and trended downward to 7.1% in November 2022. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of 2022 as recession fears mounted.

Large cap stocks, represented by the S&P 500®, outperformed small caps, as measured by the Russell 2000® Index, while the mid cap stocks of the Russell Midcap® Index outperformed both large and small caps. Value outperformed growth by a wide margin, as the Russell 3000® Value Index returned -7.99% and the Russell 3000® Growth Index returned -28.97%.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Enhanced Index VP, Initial Class returned -18.35%. By comparison, its benchmark, the S&P 500® Index, returned -18.11%.

STRATEGY REVIEW

For the 12-month period ended December 31, 2022, Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) underperformed its benchmark, the S&P 500® Index. Stock selection in the pharmaceutical/medical technology and insurance sectors added value, while stock selection in the technology and media sectors detracted from benchmark relative performance.

On the positive side, within financials, the underweight to PayPal Holdings, Inc. contributed to performance this year. PayPal Holdings, Inc. was negatively affected by both increasing digital wallet competition and slowing e-commerce growth. In the third quarter, PayPal Holdings, Inc. disclosed that its core-branded checkout button grew at slower than expected rates, suggesting market share loss, particularly to Apple Pay and buy-now-pay-later. The Portfolio remains underweight as we believe longer-term competitive pressure will result in deteriorating revenue growth and fundamentals. Within industrial cyclicals, our overweight in Deere & Co. served as a contributor to performance in 2022. Deere & Co. outperformed despite supply chain issues given strong pricing, sustained demand amidst tight supply, and strong farmer incomes and crop prices. Notably, Deere & Co. reported its fourth quarter results had stronger than anticipated volumes and price realization. Deere & Co.’s fiscal year 2023 outlook was also more bullish than anticipated with sustained strength in pricing and large volumes. We remain overweight Deere & Co. as we think they are uniquely positioned to leverage precision agriculture to meaningfully enhance farmer productivity.

On the negative side, within pharmaceutical/medical technology, our overweight in Baxter International, Inc. detracted from performance after lowered earnings guidance disappointed the market. The company saw an outsized negative impact from macro pressures that included supply chain difficulties, higher oil prices, and foreign exchange headwinds. These factors combined with overly optimistic expectations led to disappointing quarterly earnings per share results and multiple fiscal year 2022 earnings per share guidance reductions. We believe the current street and company expectations for earnings per share have been properly reset and the macro pressures facing Baxter International, Inc. are easing. We remain overweight the name. In technology, an overweight in Seagate Technology Holdings PLC hurt relative portfolio performance. The stock was under pressure during the year after management cut its earnings and revenue forecasts, citing a worsening macroeconomic backdrop. As with the broader semiconductor industry, Seagate Technology Holdings PLC experienced the impact of an inventory correction that was deeper and longer than expected. We remain confident in the company’s prospects for growth in its storage product lines. Seagate Technology Holdings PLC continues to look relatively attractive, and we remain comfortable with our overweight position.

Tim Snyder, CFA

Ralph Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(18.35)%	9.47%	12.36%	05/02/1997
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Service Class	(18.55)%	9.20%	12.08%	05/01/2003

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,020.00	$3.16	$1,022.10	$3.16	0.62%
Service Class	1,000.00	1,018.60	4.43	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 1.5%
General Dynamics Corp.	9,770	$2,424,035
Howmet Aerospace, Inc.	26,960	1,062,493
Raytheon Technologies Corp.	192,772	19,454,550
Textron, Inc.	102,040	7,224,432

		30,165,510

Air Freight & Logistics - 1.0%
United Parcel Service, Inc., Class B	106,958	18,593,579

Airlines - 0.1%
Southwest Airlines Co. (A)	43,813	1,475,184

Auto Components - 0.1%
Magna International, Inc. (B)	52,149	2,929,731

Automobiles - 1.0%
Rivian Automotive, Inc., Class A (A) (B)	18,081	333,233
Tesla, Inc. (A)	158,051	19,468,722

		19,801,955

Banks - 3.9%
Bank of America Corp.	484,740	16,054,589
Citigroup, Inc.	114,614	5,183,991
Fifth Third Bancorp	196,881	6,459,666
SVB Financial Group (A)	5,815	1,338,264
Truist Financial Corp.	256,496	11,037,023
US Bancorp	364,939	15,914,990
Wells Fargo & Co.	501,187	20,694,011

		76,682,534

Beverages - 2.1%
Coca-Cola Co.	384,312	24,446,086
Constellation Brands, Inc., Class A	36,268	8,405,109
PepsiCo, Inc.	48,910	8,836,081

		41,687,276

Biotechnology - 3.2%
AbbVie, Inc.	176,624	28,544,205
Biogen, Inc. (A)	23,804	6,591,804
BioMarin Pharmaceutical, Inc. (A)	18,606	1,925,535
Neurocrine Biosciences, Inc. (A)	17,289	2,064,998
Regeneron Pharmaceuticals, Inc. (A)	16,895	12,189,573
Sarepta Therapeutics, Inc. (A)	14,270	1,849,107
Vertex Pharmaceuticals, Inc. (A)	35,245	10,178,051

		63,343,273

Building Products - 0.9%
Masco Corp.	93,816	4,378,393
Trane Technologies PLC	76,568	12,870,315

		17,248,708

Capital Markets - 1.6%
Ameriprise Financial, Inc.	16,540	5,150,060
CME Group, Inc.	49,180	8,270,109
Morgan Stanley	99,025	8,419,105
Raymond James Financial, Inc.	46,540	4,972,799
State Street Corp.	51,231	3,973,989

		30,786,062

Chemicals - 2.0%
Air Products & Chemicals, Inc.	12,791	3,942,954
Celanese Corp.	13,223	1,351,919
DuPont de Nemours, Inc.	52,655	3,613,713
Eastman Chemical Co.	69,859	5,689,317
Linde PLC	49,718	16,217,017

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	62,373	$ 7,842,781

		38,657,701

Commercial Services & Supplies - 0.1%
Cintas Corp.	6,064	2,738,624

Communications Equipment - 0.2%
Motorola Solutions, Inc.	17,806	4,588,784

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	8,890	3,004,553

Consumer Finance - 1.5%
American Express Co.	117,680	17,387,220
Capital One Financial Corp.	16,794	1,561,170
S&P Global, Inc.	28,634	9,590,672

		28,539,062

Containers & Packaging - 0.1%
Avery Dennison Corp.	14,280	2,584,680

Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc., Class B (A)	97,543	30,131,033
Intercontinental Exchange, Inc.	90,374	9,271,468

		39,402,501

Diversified Telecommunication Services - 0.0% (C)
Verizon Communications, Inc.	12,424	489,506

Electric Utilities - 1.7%
FirstEnergy Corp.	68,689	2,880,816
NextEra Energy, Inc.	271,360	22,685,696
PG&E Corp. (A) (B)	461,007	7,495,974

		33,062,486

Electrical Equipment - 0.6%
Eaton Corp. PLC	75,551	11,857,729

Electronic Equipment, Instruments & Components - 0.2%
Corning, Inc.	52,550	1,678,447
TE Connectivity Ltd.	19,810	2,274,188

		3,952,635

Energy Equipment & Services - 0.2%
Baker Hughes Co.	106,690	3,150,556

Entertainment - 0.7%
Netflix, Inc. (A)	36,023	10,622,462
Walt Disney Co. (A)	34,563	3,002,834

		13,625,296

Equity Real Estate Investment Trusts - 2.6%
Camden Property Trust	15,941	1,783,479
Equinix, Inc.	8,892	5,824,527
Equity LifeStyle Properties, Inc.	54,765	3,537,819
Host Hotels & Resorts, Inc.	51,778	831,037
Prologis, Inc.	121,802	13,730,739
SBA Communications Corp.	33,715	9,450,652
Sun Communities, Inc.	31,735	4,538,105
UDR, Inc.	114,383	4,430,054
Ventas, Inc.	150,308	6,771,375

		50,897,787

Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	31,850	14,539,525

Food Products - 0.4%
Hershey Co.	10,770	2,494,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Mondelez International, Inc., Class A	94,346	$ 6,288,161

		8,782,170

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	94,711	10,398,321
Baxter International, Inc.	129,311	6,590,982
Boston Scientific Corp. (A)	202,901	9,388,229
Dexcom, Inc. (A)	23,300	2,638,492
Intuitive Surgical, Inc. (A)	44,068	11,693,444
Medtronic PLC	95,585	7,428,866
Zimmer Biomet Holdings, Inc.	21,379	2,725,822

		50,864,156

Health Care Providers & Services - 3.7%
Centene Corp. (A)	107,433	8,810,580
CVS Health Corp.	13,830	1,288,818
Elevance Health, Inc.	25,058	12,854,002
Humana, Inc.	9,084	4,652,734
McKesson Corp.	14,676	5,505,261
UnitedHealth Group, Inc.	72,747	38,569,005

		71,680,400

Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc. (A)	5,755	11,597,936
Chipotle Mexican Grill, Inc. (A)	6,160	8,546,938
Domino’s Pizza, Inc.	6,060	2,099,184
Expedia Group, Inc. (A)	48,162	4,218,991
Marriott International, Inc., Class A	39,520	5,884,133
McDonald’s Corp.	42,392	11,171,564
Royal Caribbean Cruises Ltd. (A) (B)	12,683	626,921
Yum! Brands, Inc.	26,790	3,431,263

		47,576,930

Household Durables - 0.5%
Lennar Corp., Class A	67,279	6,088,750
PulteGroup, Inc.	10,070	458,487
Toll Brothers, Inc.	45,612	2,276,951

		8,824,188

Household Products - 1.9%
Colgate-Palmolive Co.	150,390	11,849,228
Kimberly-Clark Corp.	51,911	7,046,919
Procter & Gamble Co.	125,579	19,032,753

		37,928,900

Industrial Conglomerates - 1.2%
Honeywell International, Inc.	106,922	22,913,385

Insurance - 2.1%
Aon PLC, Class A	14,360	4,310,010
Globe Life, Inc.	24,550	2,959,503
Progressive Corp.	130,579	16,937,402
Prudential Financial, Inc.	22,492	2,237,054
Travelers Cos., Inc.	73,033	13,692,957

		40,136,926

Interactive Media & Services - 4.5%
Alphabet, Inc., Class A (A)	436,790	38,537,982
Alphabet, Inc., Class C (A)	318,150	28,229,450
Meta Platforms, Inc., Class A (A)	162,607	19,568,126
ZoomInfo Technologies, Inc. (A)	48,303	1,454,403

		87,789,961

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (A)	584,500	$ 49,098,000

IT Services - 4.3%
Accenture PLC, Class A	64,543	17,222,654
Affirm Holdings, Inc. (A) (B)	68,020	657,753
Block, Inc. (A)	16,410	1,031,204
FleetCor Technologies, Inc. (A)	36,330	6,673,095
Mastercard, Inc., Class A	93,500	32,512,755
Visa, Inc., Class A	122,408	25,431,486

		83,528,947

Life Sciences Tools & Services - 1.8%
Danaher Corp.	44,177	11,725,459
Thermo Fisher Scientific, Inc.	42,415	23,357,517

		35,082,976

Machinery - 2.0%
Deere & Co.	38,074	16,324,608
Dover Corp.	31,990	4,331,766
Ingersoll Rand, Inc.	23,672	1,236,862
Otis Worldwide Corp.	93,499	7,321,907
Parker-Hannifin Corp.	35,149	10,228,359

		39,443,502

Media - 1.2%
Charter Communications, Inc., Class A (A)	26,227	8,893,576
Comcast Corp., Class A	426,347	14,909,354

		23,802,930

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	71,586	2,720,268
Nucor Corp. (B)	22,150	2,919,591

		5,639,859

Multi-Utilities - 1.4%
Ameren Corp.	59,711	5,309,502
CenterPoint Energy, Inc.	199,557	5,984,714
Public Service Enterprise Group, Inc.	112,292	6,880,131
Sempra Energy	64,040	9,896,742

		28,071,089

Multiline Retail - 0.2%
Target Corp.	20,570	3,065,753

Oil, Gas & Consumable Fuels - 5.0%
Chevron Corp.	47,791	8,578,007
ConocoPhillips	175,778	20,741,804
Coterra Energy, Inc.	137,670	3,382,552
Diamondback Energy, Inc.	86,644	11,851,166
EOG Resources, Inc.	94,810	12,279,791
Exxon Mobil Corp.	334,900	36,939,470
Phillips 66	28,904	3,008,328

		96,781,118

Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	276,217	19,873,813
Eli Lilly & Co.	61,330	22,436,967
Johnson & Johnson	107,529	18,994,998
Merck & Co., Inc.	133,054	14,762,341
Pfizer, Inc.	133,169	6,823,580

		82,891,699

Professional Services - 0.4%
Booz Allen Hamilton Holding Corp.	17,835	1,864,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	52,040	$ 5,474,088

		7,338,202

Road & Rail - 1.2%
CSX Corp.	124,360	3,852,673
Norfolk Southern Corp.	41,733	10,283,846
Uber Technologies, Inc. (A)	61,050	1,509,766
Union Pacific Corp.	35,213	7,291,556

		22,937,841

Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc. (A)	169,905	11,004,747
Analog Devices, Inc.	94,934	15,572,024
Broadcom, Inc.	6,350	3,550,475
Lam Research Corp.	34,509	14,504,133
Microchip Technology, Inc.	76,250	5,356,562
Micron Technology, Inc.	34,382	1,718,412
NVIDIA Corp.	126,443	18,478,380
NXP Semiconductors NV	90,259	14,263,630
QUALCOMM, Inc.	23,239	2,554,896
Teradyne, Inc.	30,790	2,689,507
Texas Instruments, Inc.	125,013	20,654,648

		110,347,414

Software - 8.3%
Adobe, Inc. (A)	43,190	14,534,731
Cadence Design Systems, Inc. (A)	15,780	2,534,899
DocuSign, Inc. (A)	39,700	2,200,174
Fortinet, Inc. (A)	40,960	2,002,534
Intuit, Inc.	30,826	11,998,096
Microsoft Corp.	493,598	118,374,672
Oracle Corp.	66,029	5,397,210
Salesforce, Inc. (A)	9,145	1,212,536
Workday, Inc., Class A (A)	25,864	4,327,823

		162,582,675

Specialty Retail - 3.7%
AutoNation, Inc. (A)	25,970	2,786,581
AutoZone, Inc. (A)	3,789	9,344,356
Best Buy Co., Inc.	87,821	7,044,122
Burlington Stores, Inc. (A)	18,118	3,673,606

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Home Depot, Inc.	37,629	$ 11,885,496
Lowe’s Cos., Inc.	101,602	20,243,182
O’Reilly Automotive, Inc. (A)	10,201	8,609,950
TJX Cos., Inc.	79,027	6,290,549
Ulta Beauty, Inc. (A)	3,210	1,505,715

		71,383,557

Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	898,824	116,784,202
Seagate Technology Holdings PLC	113,858	5,990,070

		122,774,272

Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	96,387	11,278,243

Tobacco - 0.8%
Altria Group, Inc.	141,778	6,480,673
Philip Morris International, Inc.	91,049	9,215,069

		15,695,742

Wireless Telecommunication Services - 0.5%
T-Mobile US, Inc. (A)	67,770	9,487,800

Total Common Stocks (Cost $1,715,952,862)		1,911,533,872

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 1.80% (D), dated 12/30/2022, to be repurchased at $23,353,858 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $23,816,192.	$23,349,188	23,349,188

Total Repurchase Agreement (Cost $23,349,188)		23,349,188

Total Investments (Cost $1,739,302,050)		1,934,883,060
Net Other Assets (Liabilities) - 1.0%		19,791,051

Net Assets - 100.0%		$1,954,674,111

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	213	03/17/2023	$41,819,599	$41,119,650	$—	$(699,949)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,911,533,872	$—	$—	$1,911,533,872
Repurchase Agreement	—	23,349,188	—	23,349,188

Total Investments	$1,911,533,872	$23,349,188	$—	$1,934,883,060

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(699,949)	$—	$—	$(699,949)

Total Other Financial Instruments	$(699,949)	$—	$—	$(699,949)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,141,584, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $14,520,223. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $1,715,952,862) (including securities loaned of $14,141,584)	$1,911,533,872
Repurchase agreement, at value (cost $23,349,188)	23,349,188
Cash	56,908
Cash collateral pledged at broker for:
Futures contracts	1,514,000
Receivables and other assets:
Investments sold	20,122
Net income from securities lending	1,991
Shares of beneficial interest sold	17,512,668
Dividends	1,945,637
Interest	2,335
Other assets	5,914

Total assets	1,955,942,635

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	35,395
Investment management fees	1,000,218
Distribution and service fees	22,118
Transfer agent costs	2,304
Trustees, CCO and deferred compensation fees	10,811
Audit and tax fees	22,633
Custody fees	32,390
Legal fees	10,710
Printing and shareholder reports fees	20,861
Other accrued expenses	18,699
Variation margin payable on futures contracts	92,385

Total liabilities	1,268,524

Net assets	$1,954,674,111

Net assets consist of:
Capital stock ($0.01 par value)	$989,200
Additional paid-in capital	1,639,914,619
Total distributable earnings (accumulated losses)	313,770,292

Net assets	$1,954,674,111

Net assets by class:
Initial Class	$1,852,967,817
Service Class	101,706,294

Shares outstanding:
Initial Class	93,743,877
Service Class	5,176,097

Net asset value and offering price per share:
Initial Class	$19.77
Service Class	19.65

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$30,971,158
Interest income	203,768
Net income from securities lending	9,356
Withholding taxes on foreign income	(53,632)

Total investment income	31,130,650

Expenses:
Investment management fees	12,083,773
Distribution and service fees:
Service Class	278,872
Transfer agent costs	21,468
Trustees, CCO and deferred compensation fees	86,586
Audit and tax fees	55,947
Custody fees	140,271
Legal fees	116,738
Printing and shareholder reports fees	46,926
Other	91,462

Total expenses	12,922,043

Net investment income (loss)	18,208,607

Net realized gain (loss) on:
Investments	115,671,835
Futures contracts	(6,227,959)

Net realized gain (loss)	109,443,876

Net change in unrealized appreciation (depreciation) on:
Investments	(551,673,162)
Futures contracts	(769,688)

Net change in unrealized appreciation (depreciation)	(552,442,850)

Net realized and change in unrealized gain (loss)	(442,998,974)

Net increase (decrease) in net assets resulting from operations	$(424,790,367)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$18,208,607	$13,271,095
Net realized gain (loss)	109,443,876	249,307,328
Net change in unrealized appreciation (depreciation)	(552,442,850)	257,865,262

Net increase (decrease) in net assets resulting from operations	(424,790,367)	520,443,685

Dividends and/or distributions to shareholders:
Initial Class	(248,501,127)	(249,859,707)
Service Class	(13,827,083)	(14,777,277)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(262,328,210)	(264,636,984)

Capital share transactions:
Proceeds from shares sold:
Initial Class	263,253,088	444,479,217
Service Class	15,850,220	11,709,229

	279,103,308	456,188,446

Dividends and/or distributions reinvested:
Initial Class	248,501,127	249,859,707
Service Class	13,827,083	14,777,277

	262,328,210	264,636,984

Cost of shares redeemed:
Initial Class	(116,008,982)	(356,616,004)
Service Class	(24,794,766)	(22,649,638)

	(140,803,748)	(379,265,642)

Net increase (decrease) in net assets resulting from capital share transactions	400,627,770	341,559,788

Net increase (decrease) in net assets	(286,490,807)	597,366,489

Net assets:
Beginning of year	2,241,164,918	1,643,798,429

End of year	$1,954,674,111	$2,241,164,918

Capital share transactions - shares:
Shares issued:
Initial Class	10,755,250	16,511,340
Service Class	671,760	440,823

	11,427,010	16,952,163

Shares reinvested:
Initial Class	11,694,171	9,680,733
Service Class	654,072	575,215

	12,348,243	10,255,948

Shares redeemed:
Initial Class	(4,810,782)	(13,636,676)
Service Class	(1,074,367)	(864,620)

	(5,885,149)	(14,501,296)

Net increase (decrease) in shares outstanding:
Initial Class	17,638,639	12,555,397
Service Class	251,465	151,418

	17,890,104	12,706,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.67	$24.07	$22.01	$19.30	$21.68

Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.22	0.23	0.23
Net realized and unrealized gain (loss)	(5.08)	6.83	3.98	5.41	(1.38)

Total investment operations	(4.87)	7.01	4.20	5.64	(1.15)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.22)	(0.33)	(0.27)	(0.25)
Net realized gains	(2.87)	(3.19)	(1.81)	(2.66)	(0.98)

Total dividends and/or distributions to shareholders	(3.03)	(3.41)	(2.14)	(2.93)	(1.23)

Net asset value, end of year	$19.77	$27.67	$24.07	$22.01	$19.30

Total return	(18.35)%	30.12%	20.16%	31.03%	(6.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,852,968	$2,105,664	$1,529,426	$2,060,400	$1,821,768
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.65%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.62%	0.62%	0.65%	0.69%	0.69	%(B)
Net investment income (loss) to average net assets	0.91%	0.68%	1.03%	1.08%	1.08%
Portfolio turnover rate	33%	40%	45%	39%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.51	$23.96	$21.93	$19.24	$21.62

Investment operations:
Net investment income (loss) (A)	0.15	0.11	0.17	0.18	0.18
Net realized and unrealized gain (loss)	(5.04)	6.79	3.95	5.39	(1.38)

Total investment operations	(4.89)	6.90	4.12	5.57	(1.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.16)	(0.28)	(0.22)	(0.20)
Net realized gains	(2.87)	(3.19)	(1.81)	(2.66)	(0.98)

Total dividends and/or distributions to shareholders	(2.97)	(3.35)	(2.09)	(2.88)	(1.18)

Net asset value, end of year	$19.65	$27.51	$23.96	$21.93	$19.24

Total return	(18.55)%	29.79%	19.86%	30.69%	(6.25)%

Ratio and supplemental data:
Net assets end of year (000’s)	$101,706	$135,501	$114,372	$92,928	$68,434
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.90%	0.94%	0.94%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.90%	0.94%	0.94	%(B)
Net investment income (loss) to average net assets	0.65%	0.43%	0.77%	0.83%	0.83%
Portfolio turnover rate	33%	40%	45%	39%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $10,017.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(699,949)	$—	$—	$(699,949)
Total	$—	$—	$(699,949)	$—	$—	$(699,949)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(6,227,959)	$—	$—	$(6,227,959)
Total	$—	$—	$(6,227,959)	$—	$—	$(6,227,959)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(769,688)	$—	$—	$(769,688)
Total	$—	$—	$(769,688)	$—	$—	$(769,688)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts — long	$30,260,790

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars,

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market,

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Initial Class	0.67%	May 1, 2023
Service Class	0.96	May 1, 2023
Prior to May 1, 2022
Initial Class	0.71

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 780,953,090	$ —	$ 664,174,040	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,745,536,938	$ 313,557,622	$ (124,211,500)	$ 189,346,122

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 41,464,407	$ 220,863,803	$ —	$ 20,878,989	$ 243,757,995	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,404,708	$ 106,019,462	$ —	$ —	$ —	$ 189,346,122

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $220,863,803 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably, the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks raising interest rates more than many investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in U.S. Dollar terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the fourth quarter and the full year. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news had already been priced in was China. The MSCI China Index was down substantially from its 2021 peak and down -21.93% in 2022. That is despite a 34% rally from the lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down -16.33% and -33.29%, respectively, in 2022, per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index, but finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned -17.28%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg US Aggregate Bond Index, returned -13.82% and -13.01%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds.

The Portfolio’s tactical asset allocation decisions contributed positively to performance during the period. The strategic asset allocation and underlying fund selection detracted.

The Portfolio began 2022 with the Risk Management Framework suggesting de-risking based on volatility and momentum signals. The Portfolio came into 2022 with approximately 79% of the Portfolio in equities, and by year end, this was down to 58%, spread across regions. The overall reduction in equities contributed to performance, though this positioning detracted in July and November during shorter term rallies. The biggest change in the Portfolio’s equity positioning over the year was the reduction in broad developed market international equity exposure.

The Portfolio was tactically short developed markets government bonds, primarily German and Japanese government bonds for much of the year, which contributed to performance. Portfolio de-risking and some tactical positioning was primarily implemented utilizing derivatives, such as futures.

Underlying fund performance was a detractor from returns over the fiscal year. The worst performing holding during the period was Transamerica Morgan Stanley Capital Growth VP, while the best performing holding was Transamerica Janus Mid-Cap Growth VP.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	62.3%
U.S. Equity Funds	8.5
Repurchase Agreement	8.5
International Alternative Fund	6.5
U.S. Fixed Income Funds	6.4
U.S. Government Obligations	4.7
U.S. Alternative Fund	2.1
U.S. Mixed Allocation Fund	0.7
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(17.28)%	1.57%	3.93%	05/01/2006
MSCI World Index ex-U.S. (A)	(13.82)%	2.32%	5.11%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Service Class	(17.42)%	1.33%	3.68%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,004.50	$0.81	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,004.10	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 86.5%
International Alternative Fund - 6.5%
Transamerica Unconstrained Bond (A)	3,259,549	$28,423,263

International Equity Funds - 62.3%
Transamerica Emerging Markets Opportunities (A)	1,903,145	14,197,459
Transamerica International Equity (A)	4,438,075	79,707,826
Transamerica International Focus (A)	16,442,162	124,960,428
Transamerica International Small Cap Value (A)	4,317,023	53,574,255

		272,439,968

U.S. Alternative Fund - 2.1%
Transamerica BlackRock Global Real Estate Securities VP (A)	1,016,442	9,269,949

U.S. Equity Funds - 8.5%
Transamerica Large Cap Value (A)	1,632,500	19,998,131
Transamerica WMC US Growth VP (A)	663,729	17,217,140

		37,215,271

U.S. Fixed Income Funds - 6.4%
Transamerica Core Bond (A)	1,403,049	12,038,156
Transamerica Floating Rate (A)	243,981	2,176,309
Transamerica High Yield Bond (A)	1,787,571	13,871,553

		28,086,018

U.S. Mixed Allocation Fund - 0.7%
Transamerica Aegon Bond VP (A)	298,056	2,736,155

Total Investment Companies (Cost $397,603,385)		378,170,624

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 4.7%
U.S. Treasury - 4.7%
U.S. Treasury Notes
0.13%, 01/31/2023 (B)	$18,531,800	$ 18,475,951
0.88%, 01/31/2024 (B)	2,370,000	2,274,367

Total U.S. Government Obligations (Cost $20,788,506)		20,750,318

REPURCHASE AGREEMENT - 8.5%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $37,048,759 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $37,782,255.	37,041,351	37,041,351

Total Repurchase Agreement (Cost $37,041,351)		37,041,351

Total Investments (Cost $455,433,242)		435,962,293
Net Other Assets (Liabilities) - 0.3%		1,502,773

Net Assets - 100.0%		$437,465,066

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bonds	93	03/22/2023	$11,777,778	$11,656,969	$—	$(120,809)
CAD Currency	480	03/14/2023	35,446,513	35,481,600	35,087	—
FTSE 100 Index	100	03/17/2023	9,092,326	9,026,021	—	(66,305)
S&P/TSX 60 Index	203	03/16/2023	36,387,412	35,079,719	—	(1,307,693)
TOPIX Index	125	03/09/2023	18,535,460	18,015,658	—	(519,802)
U.S. Treasury Ultra Bonds	173	03/22/2023	23,523,373	23,236,063	—	(287,310)

Total					$35,087	$(2,301,919)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(394)	03/31/2023	$(42,570,798)	$(42,524,297)	$46,501	$—
EURO STOXX 50® Index	(137)	03/17/2023	(5,835,455)	(5,550,762)	284,693	—
German Euro Bund	(87)	03/08/2023	(13,179,535)	(12,379,652)	799,883	—
MSCI EAFE Index	(844)	03/17/2023	(86,053,303)	(82,264,680)	3,788,623	—
MSCI Emerging Markets Index	(24)	03/17/2023	(1,194,040)	(1,151,280)	42,760	—
S&P 500® E-Mini Index	(191)	03/17/2023	(38,441,503)	(36,872,550)	1,568,953	—

Total					$6,531,413	$—

Total Futures Contracts					$6,566,500	$(2,301,919)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$378,170,624	$—	$—	$378,170,624
U.S. Government Obligations	—	20,750,318	—	20,750,318
Repurchase Agreement	—	37,041,351	—	37,041,351

Total Investments	$378,170,624	$57,791,669	$—	$435,962,293

Other Financial Instruments
Futures Contracts (E)	$6,566,500	$—	$—	$6,566,500

Total Other Financial Instruments	$6,566,500	$—	$—	$6,566,500

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,301,919)	$—	$—	$(2,301,919)

Total Other Financial Instruments	$(2,301,919)	$—	$—	$(2,301,919)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$3,212,909	$77,511	$—	$—	$(554,265)	$2,736,155	298,056	$77,510	$—
Transamerica BlackRock Global Real Estate Securities VP	34,991,816	683,253	(16,805,221)	(4,587,494)	(5,012,405)	9,269,949	1,016,442	683,252	—
Transamerica Core Bond	9,276,879	6,331,074	(2,188,665)	(112,469)	(1,268,663)	12,038,156	1,403,049	244,024	—
Transamerica Core Bond II	9,172,705	118,410	(8,268,050)	(1,099,076)	76,011	—	—	118,410	—
Transamerica Emerging Markets Opportunities	18,819,655	392,677	—	—	(5,014,873)	14,197,459	1,903,145	392,678	—
Transamerica Floating Rate	12,724,082	357,736	(10,137,541)	(668,666)	(99,302)	2,176,309	243,981	357,735	—
Transamerica High Yield Bond	35,307,729	1,176,977	(17,214,258)	(1,101,270)	(4,297,625)	13,871,553	1,787,571	1,176,976	—
Transamerica International Equity	114,821,204	894,798	(19,022,244)	1,140,956	(18,126,888)	79,707,826	4,438,075	894,799	—
Transamerica International Focus	171,807,260	2,271,686	(12,719,410)	1,331,123	(37,730,231)	124,960,428	16,442,162	2,271,685	—
Transamerica International Small Cap Value	73,129,423	1,881,618	(6,514,393)	12,788	(14,935,181)	53,574,255	4,317,023	415,964	1,465,656
Transamerica Large Cap Value	18,508,234	8,438,958	(4,055,287)	766,199	(3,659,973)	19,998,131	1,632,500	258,432	1,077,391
Transamerica Morgan Stanley Capital Growth VP	16,578,605	—	(10,776,377)	(3,837,939)	(1,964,289)	—	—	—	—
Transamerica Small Cap Value	7,178,079	—	(6,975,199)	(1,436,327)	1,233,447	—	—	—	—
Transamerica Unconstrained Bond	64,595,120	623,925	(32,072,380)	(3,262,967)	(1,460,435)	28,423,263	3,259,549	623,925	—
Transamerica WMC US Growth VP	—	23,476,009	—	—	(6,258,869)	17,217,140	663,729	352,177	2,985,346

Total	$590,123,700	$46,724,632	$(146,749,025)	$(12,855,142)	$(99,073,541)	$378,170,624	37,405,282	$7,867,567	$5,528,393

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $13,649,506.
(C)	Rate disclosed reflects the yield at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $397,603,385)	$378,170,624
Unaffiliated investments, at value (cost $20,788,506)	20,750,318
Repurchase agreement, at value (cost $37,041,351)	37,041,351
Cash	344,298
Receivables and other assets:
Shares of beneficial interest sold	136
Dividends from affiliated investments	175,142
Interest	22,076
Variation margin receivable on futures contracts	1,548,704
Other assets	1,881

Total assets	438,054,530

Liabilities:
Payables and other liabilities:
Investments purchased	175,142
Shares of beneficial interest redeemed	199,366
Investment management fees	46,002
Distribution and service fees	90,807
Transfer agent costs	513
Trustees, CCO and deferred compensation fees	4,372
Audit and tax fees	14,201
Custody fees	13,213
Legal fees	2,685
Printing and shareholder reports fees	38,017
Other accrued expenses	5,146

Total liabilities	589,464

Net assets	$437,465,066

Net assets consist of:
Capital stock ($0.01 par value)	$518,449
Additional paid-in capital	460,056,077
Total distributable earnings (accumulated losses)	(23,109,460)

Net assets	$437,465,066

Net assets by class:
Initial Class	$14,445,265
Service Class	423,019,801

Shares outstanding:
Initial Class	1,692,921
Service Class	50,151,944

Net asset value and offering price per share:
Initial Class	$8.53
Service Class	8.43

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$7,867,567
Interest income from unaffiliated investments	467,003

Total investment income	8,334,570

Expenses:
Investment management fees	600,320
Distribution and service fees:
Service Class	1,186,667
Transfer agent costs	5,077
Trustees, CCO and deferred compensation fees	20,452
Audit and tax fees	33,028
Custody fees	57,209
Legal fees	26,983
Other	45,417

Total expenses	1,975,153

Net investment income (loss)	6,359,417

Net realized gain (loss) on:
Affiliated investments	(12,855,142)
Unaffiliated investments	(8,138)
Capital gain distributions received from affiliated investment companies	5,528,393
Futures contracts	(6,411,036)

Net realized gain (loss)	(13,745,923)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(99,073,541)
Unaffiliated investments	(37,462)
Futures contracts	3,523,464
Translation of assets and liabilities denominated in foreign currencies	22,717

Net change in unrealized appreciation (depreciation)	(95,564,822)

Net realized and change in unrealized gain (loss)	(109,310,745)

Net increase (decrease) in net assets resulting from operations	$(102,951,328)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$6,359,417	$23,085,608
Net realized gain (loss)	(13,745,923)	49,832,029
Net change in unrealized appreciation (depreciation)	(95,564,822)	(17,384,233)

Net increase (decrease) in net assets resulting from operations	(102,951,328)	55,533,404

Dividends and/or distributions to shareholders:
Initial Class	(2,064,422)	(277,004)
Service Class	(61,768,096)	(7,993,406)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(63,832,518)	(8,270,410)

Capital share transactions:
Proceeds from shares sold:
Initial Class	782,657	1,644,681
Service Class	1,772,240	3,250,581

	2,554,897	4,895,262

Dividends and/or distributions reinvested:
Initial Class	2,064,422	277,004
Service Class	61,768,096	7,993,406

	63,832,518	8,270,410

Cost of shares redeemed:
Initial Class	(1,435,235)	(1,910,986)
Service Class	(69,018,691)	(91,361,882)

	(70,453,926)	(93,272,868)

Net increase (decrease) in net assets resulting from capital share transactions	(4,066,511)	(80,107,196)

Net increase (decrease) in net assets	(170,850,357)	(32,844,202)

Net assets:
Beginning of year	608,315,423	641,159,625

End of year	$437,465,066	$608,315,423

Capital share transactions - shares:
Shares issued:
Initial Class	78,893	138,916
Service Class	185,861	279,686

	264,754	418,602

Shares reinvested:
Initial Class	242,873	23,161
Service Class	7,344,601	675,119

	7,587,474	698,280

Shares redeemed:
Initial Class	(145,843)	(160,543)
Service Class	(7,058,315)	(7,792,446)

	(7,204,158)	(7,952,989)

Net increase (decrease) in shares outstanding:
Initial Class	175,923	1,534
Service Class	472,147	(6,837,641)

	648,070	(6,836,107)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.01	$11.16	$9.98		$9.48	$11.11

Investment operations:
Net investment income (loss) (A)	0.15	0.47	0.16		0.24	0.22
Net realized and unrealized gain (loss)	(2.23)	0.56	1.29		1.34	(1.48)

Total investment operations	(2.08)	1.03	1.45		1.58	(1.26)

Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.18)	(0.27)		(0.24)	(0.26)
Net realized gains	(0.87)	—	(0.00	)(B)	(0.84)	(0.11)

Total dividends and/or distributions to shareholders	(1.40)	(0.18)	(0.27)		(1.08)	(0.37)

Net asset value, end of year	$8.53	$12.01	$11.16		$9.98	$9.48

Total return	(17.28)%	9.25%	14.90%		17.77%	(11.58)%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,445	$18,219	$16,919		$15,762	$14,506
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.16%	0.16%	0.16%		0.16%	0.16%
Including waiver and/or reimbursement and recapture	0.16%	0.16%	0.16%		0.16%	0.16	%(D)
Net investment income (loss) to average net assets	1.58%	3.99%	1.69%		2.43%	2.03%
Portfolio turnover rate	11%	19%	19%		17%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.88	$11.05	$9.88		$9.38	$11.01

Investment operations:
Net investment income (loss) (A)	0.13	0.42	0.13		0.21	0.19
Net realized and unrealized gain (loss)	(2.21)	0.56	1.28		1.34	(1.48)

Total investment operations	(2.08)	0.98	1.41		1.55	(1.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.15)	(0.24)		(0.21)	(0.23)
Net realized gains	(0.87)	—	(0.00	)(B)	(0.84)	(0.11)

Total dividends and/or distributions to shareholders	(1.37)	(0.15)	(0.24)		(1.05)	(0.34)

Net asset value, end of year	$8.43	$11.88	$11.05		$9.88	$9.38

Total return	(17.42)%	9.01%	14.54%		17.61%	(11.91)%

Ratio and supplemental data:
Net assets end of year (000’s)	$423,020	$590,096	$624,241		$624,312	$603,193
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%		0.41%	0.41%
Including waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%		0.41%	0.41	%(D)
Net investment income (loss) to average net assets	1.29%	3.60%	1.42%		2.15%	1.77%
Portfolio turnover rate	11%	19%	19%		17%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$846,384	$35,087	$5,685,029	$—	$—	$6,566,500
Total	$846,384	$35,087	$5,685,029	$—	$—	$6,566,500

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(408,120)	$—	$(1,893,799)	$—	$—	$(2,301,919)
Total	$(408,120)	$—	$(1,893,799)	$—	$—	$(2,301,919)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(901,120)	$(2,758,350)	$(2,751,566)	$—	$—	$(6,411,036)
Total	$(901,120)	$(2,758,350)	$(2,751,566)	$—	$—	$(6,411,036)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$958,293	$196,956	$2,368,215	$—	$—	$3,523,464
Total	$958,293	$196,956	$2,368,215	$—	$—	$3,523,464

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts — long	$140,934,749
Average notional value of contracts — short	(225,923,507)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may notwork as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2023
Service Class	0.50	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 33,328,673	$ 15,530,838	$ 146,749,025	$ 15,526,143

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$456,451,946	$9,987,109	$(32,304,257)	$(22,317,148)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,389,344	$—

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,064,639	$ 31,767,879	$ —	$ 8,270,410	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,589,099	$ —	$ (6,389,344)	$ —	$ —	$ (22,309,215)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $31,767,879 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,400,951	$ 479,680

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500®”) faced its worst year since 2008, returning -18.11% for the year ended December 31, 2022. Communication services and consumer discretionary were the worst performing sectors in 2022, while energy and utilities were the only sectors posting positive returns for the year.

After three years of strength, equity markets were whiplashed with bouts of volatility, beginning with geopolitical tensions leading to the Russia-Ukraine war. As a result, rising oil and gas prices led to energy sector strength while pressuring manufacturing costs and already stressed global supply chains. Moreover, concerns over high inflation and a shrinking economy in April 2022 further tested equity markets. Developed equity markets saw the worst first half in over two decades. The U.S. Federal Reserve hiked rates by a cumulative 4.25% in 2022, in an attempt to curb record high inflation. The Consumer Price Index peaked at 9.1% in June 2022 and trended downward to 7.1% in November 2022. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of 2022 as recession fears mounted.

Large cap stocks, represented by the S&P 500®, outperformed small caps, as measured by the Russell 2000® Index, while the mid cap stocks of the Russell Midcap® Index outperformed both large and small caps. Value outperformed growth by a wide margin, as the Russell 3000® Value Index returned -7.99% and the Russell 3000® Growth Index returned -28.97%.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned -8.23%. By comparison, its benchmark, the Russell Midcap® Value Index, returned -12.03%.

STRATEGY REVIEW

Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended December 31, 2022. Stock selection in technology and financials sectors contributed to the outperformance, while stock selection in communications services and energy sectors detracted from relative performance.

Portfolio holding Motorola Solutions, Inc. contributed to performance after beating earnings estimates and raising guidance in the face of a deteriorating economic outlook. The company’s revenue growth accelerated, and operating margins remained more resilient compared to estimates. While we have trimmed the position on its relative strength, we continue to hold a position on the expectation that Motorola Solutions, Inc.’s management team will continue to deliver value through business execution, prudent merger and acquisition activity, and returning capital to shareholders.

Stock selection within communication services hurt performance, with Liberty Broadband Corp., Class C (“Liberty Broadband”) being a top detractor. Charter Communications, Inc., Class A, Liberty Broadband’s principal holding, continued to struggle with declining residential broadband subscribers. This, and competition from fixed wireless, pressured the stock valuation, yet we feel optimistic in Liberty Broadband’s management team’s ability to navigate these challenges, as evidenced by their active share buy backs during bouts of volatility. We believe Liberty Broadband’s valuation remains inexpensive, and the business has evolved from more of a high growth enterprise to a more mature cash flow generator, which keeps it within the Portfolio.

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.9%
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(8.23)%	5.99%	9.90%	05/03/1999
Russell Midcap® Value Index (A)	(12.03)%	5.72%	10.11%
Service Class	(8.43)%	5.71%	9.62%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,058.10	$4.51	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,056.30	5.80	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 96.9%
Airlines - 0.4%
Southwest Airlines Co. (A)	62,155	$2,092,759

Banks - 9.0%
Citizens Financial Group, Inc.	149,283	5,877,272
Fifth Third Bancorp	194,152	6,370,127
First Citizens BancShares, Inc., Class A	4,655	3,530,166
Huntington Bancshares, Inc.	597,031	8,418,137
M&T Bank Corp.	58,737	8,520,389
Regions Financial Corp.	327,528	7,061,504
Zions Bancorp NA	70,171	3,449,606

		43,227,201

Beverages - 1.4%
Constellation Brands, Inc., Class A	15,188	3,519,819
Keurig Dr. Pepper, Inc.	90,038	3,210,755

		6,730,574

Building Products - 2.0%
Carlisle Cos., Inc.	19,792	4,663,985
Fortune Brands Innovations, Inc.	82,594	4,716,943

		9,380,928

Capital Markets - 6.0%
Ameriprise Financial, Inc.	28,342	8,824,849
Northern Trust Corp.	53,152	4,703,420
Raymond James Financial, Inc.	59,676	6,376,381
State Street Corp.	67,122	5,206,654
T. Rowe Price Group, Inc.	34,725	3,787,108

		28,898,412

Chemicals - 1.6%
Celanese Corp.	18,977	1,940,209
RPM International, Inc.	56,601	5,515,767

		7,455,976

Communications Equipment - 1.3%
Motorola Solutions, Inc.	23,785	6,129,632

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	15,492	5,235,831

Consumer Finance - 0.7%
Discover Financial Services	35,831	3,505,347

Containers & Packaging - 2.6%
Ball Corp.	45,033	2,302,988
Packaging Corp. of America	34,907	4,464,954
Silgan Holdings, Inc.	106,266	5,508,829

		12,276,771

Distributors - 2.2%
Genuine Parts Co.	22,252	3,860,945
LKQ Corp.	122,157	6,524,405

		10,385,350

Diversified Financial Services - 0.6%
Voya Financial, Inc.	48,505	2,982,572

Electric Utilities - 4.2%
Edison International	53,561	3,407,551
Entergy Corp.	64,946	7,306,425
Xcel Energy, Inc.	131,622	9,228,018

		19,941,994

Electrical Equipment - 3.6%
Acuity Brands, Inc.	32,190	5,330,986
AMETEK, Inc.	41,194	5,755,626

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
Hubbell, Inc.	26,408	$ 6,197,429

		17,284,041

Electronic Equipment, Instruments & Components - 3.8%
Amphenol Corp., Class A	67,027	5,103,436
CDW Corp.	35,312	6,306,017
Jabil, Inc.	44,963	3,066,477
Teledyne Technologies, Inc. (A)	9,039	3,614,786

		18,090,716

Equity Real Estate Investment Trusts - 9.5%
American Homes 4 Rent, Class A	117,564	3,543,379
AvalonBay Communities, Inc.	20,609	3,328,766
Boston Properties, Inc.	38,855	2,625,821
Brixmor Property Group, Inc.	131,045	2,970,790
Essex Property Trust, Inc.	9,160	1,941,187
Federal Realty Investment Trust	20,960	2,117,798
Host Hotels & Resorts, Inc.	105,514	1,693,500
JBG SMITH Properties	73,078	1,387,020
Kimco Realty Corp.	159,857	3,385,771
Mid-America Apartment Communities, Inc.	13,631	2,139,931
Rayonier, Inc.	132,984	4,383,153
Regency Centers Corp.	35,947	2,246,688
Rexford Industrial Realty, Inc.	37,030	2,023,319
Sun Communities, Inc.	14,634	2,092,662
Ventas, Inc.	41,606	1,874,350
Weyerhaeuser Co.	142,339	4,412,509
WP Carey, Inc.	44,602	3,485,646

		45,652,290

Food & Staples Retailing - 1.4%
Kroger Co.	72,139	3,215,957
US Foods Holding Corp. (A)	109,854	3,737,233

		6,953,190

Food Products - 0.6%
Post Holdings, Inc. (A)	34,323	3,097,994

Gas Utilities - 0.8%
National Fuel Gas Co.	59,213	3,748,183

Health Care Equipment & Supplies - 1.7%
Globus Medical, Inc., Class A (A)	28,162	2,091,592
Zimmer Biomet Holdings, Inc.	46,895	5,979,112

		8,070,704

Health Care Providers & Services - 5.7%
AmerisourceBergen Corp.	50,259	8,328,419
Henry Schein, Inc. (A)	88,133	7,039,183
Laboratory Corp. of America Holdings	37,320	8,788,113
Universal Health Services, Inc., Class B	22,717	3,200,598

		27,356,313

Hotels, Restaurants & Leisure - 1.2%
Darden Restaurants, Inc.	23,838	3,297,510
Expedia Group, Inc. (A)	25,706	2,251,846

		5,549,356

Household Durables - 1.4%
Mohawk Industries, Inc. (A)	29,560	3,021,623
Newell Brands, Inc.	275,202	3,599,642

		6,621,265

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.5%
Energizer Holdings, Inc.	73,351	$ 2,460,926

Insurance - 6.4%
Arch Capital Group Ltd. (A)	86,257	5,415,215
Globe Life, Inc.	16,737	2,017,645
Hartford Financial Services Group, Inc.	81,282	6,163,614
Lincoln National Corp.	51,560	1,583,923
Loews Corp.	132,120	7,706,560
RenaissanceRe Holdings Ltd.	14,613	2,692,153
W.R. Berkley Corp.	68,291	4,955,878

		30,534,988

Interactive Media & Services - 0.8%
IAC, Inc. (A)	81,467	3,617,135

IT Services - 1.7%
FleetCor Technologies, Inc. (A)	22,738	4,176,516
GoDaddy, Inc., Class A (A)	51,279	3,836,695

		8,013,211

Machinery - 6.5%
IDEX Corp.	19,873	4,537,602
ITT, Inc.	69,728	5,654,941
Lincoln Electric Holdings, Inc.	40,847	5,901,983
Middleby Corp. (A)	42,376	5,674,146
Snap-on, Inc.	26,244	5,996,492
Timken Co.	49,685	3,511,239

		31,276,403

Media - 2.0%
Liberty Broadband Corp., Class C (A)	58,197	4,438,685
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	127,419	4,985,906

		9,424,591

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	52,574	1,997,812

Multi-Utilities - 3.6%
CMS Energy Corp.	124,979	7,914,920
Sempra Energy	11,329	1,750,784
WEC Energy Group, Inc.	82,747	7,758,359

		17,424,063

Multiline Retail - 0.2%
Kohl’s Corp.	37,976	958,894

Oil, Gas & Consumable Fuels - 2.6%
Coterra Energy, Inc.	144,086	3,540,193
Diamondback Energy, Inc.	20,159	2,757,348
Williams Cos., Inc.	186,749	6,144,042

		12,441,583

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.3%
BellRing Brands, Inc. (A)	56,697	$ 1,453,711

Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (A)	26,877	4,281,775

Real Estate Management & Development - 0.9%
CBRE Group, Inc., Class A (A)	53,184	4,093,041

Software - 1.4%
Gen Digital, Inc.	137,600	2,948,768
Take-Two Interactive Software, Inc. (A)	35,780	3,725,771

		6,674,539

Specialty Retail - 2.6%
AutoZone, Inc. (A)	2,558	6,308,488
Bath & Body Works, Inc.	68,969	2,906,354
Best Buy Co., Inc.	33,378	2,677,249
Gap, Inc. (B)	49,996	563,955

		12,456,046

Textiles, Apparel & Luxury Goods - 2.7%
Carter’s, Inc. (B)	51,713	3,858,307
Ralph Lauren Corp.	41,894	4,426,939
Tapestry, Inc.	118,279	4,504,064

		12,789,310

Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp.	232,862	3,027,206

Total Common Stocks (Cost $413,390,748)		463,592,633

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $10,468,889 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $10,676,151.	$10,466,796	10,466,796

Total Repurchase Agreement (Cost $10,466,796)		10,466,796

Total Investments (Cost $423,857,544)		474,059,429
Net Other Assets (Liabilities) - 0.9%		4,324,597

Net Assets - 100.0%		$478,384,026

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$463,592,633	$—	$—	$463,592,633
Repurchase Agreement	—	10,466,796	—	10,466,796

Total Investments	$463,592,633	$10,466,796	$—	$474,059,429

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,643,438, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,734,516. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $413,390,748) (including securities loaned of $3,643,438)	$463,592,633
Repurchase agreement, at value (cost $10,466,796)	10,466,796
Receivables and other assets:
Net income from securities lending	15
Shares of beneficial interest sold	3,914,636
Dividends	980,208
Interest	1,047
Other assets	1,430

Total assets	478,956,765

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	116,314
Investment management fees	344,136
Distribution and service fees	52,455
Transfer agent costs	555
Trustees, CCO and deferred compensation fees	3,009
Audit and tax fees	15,966
Custody fees	8,175
Legal fees	2,653
Printing and shareholder reports fees	23,292
Other accrued expenses	6,184

Total liabilities	572,739

Net assets	$478,384,026

Net assets consist of:
Capital stock ($0.01 par value)	$331,701
Additional paid-in capital	391,459,689
Total distributable earnings (accumulated losses)	86,592,636

Net assets	$478,384,026

Net assets by class:
Initial Class	$235,756,495
Service Class	242,627,531

Shares outstanding:
Initial Class	16,128,204
Service Class	17,041,861

Net asset value and offering price per share:
Initial Class	$14.62
Service Class	14.24

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$9,601,172
Interest income	83,705
Net income from securities lending	1,883

Total investment income	9,686,760

Expenses:
Investment management fees	4,224,472
Distribution and service fees:
Service Class	658,713
Transfer agent costs	5,277
Trustees, CCO and deferred compensation fees	21,219
Audit and tax fees	28,691
Custody fees	34,321
Legal fees	28,257
Printing and shareholder reports fees	13,290
Other	32,148

Total expenses	5,046,388

Net investment income (loss)	4,640,372

Net realized gain (loss) on:
Investments	33,160,763

Net change in unrealized appreciation (depreciation) on:
Investments	(83,990,222)

Net realized and change in unrealized gain (loss)	(50,829,459)

Net increase (decrease) in net assets resulting from operations	$(46,189,087)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,640,372	$2,977,134
Net realized gain (loss)	33,160,763	94,029,463
Net change in unrealized appreciation (depreciation)	(83,990,222)	44,407,354

Net increase (decrease) in net assets resulting from operations	(46,189,087)	141,413,951

Dividends and/or distributions to shareholders:
Initial Class	(46,076,031)	(5,387,312)
Service Class	(50,321,450)	(6,575,062)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(96,397,481)	(11,962,374)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,240,514	138,509,139
Service Class	16,125,066	25,667,621

	21,365,580	164,176,760

Dividends and/or distributions reinvested:
Initial Class	46,076,031	5,387,312
Service Class	50,321,450	6,575,062

	96,397,481	11,962,374

Cost of shares redeemed:
Initial Class	(11,992,926)	(144,668,717)
Service Class	(46,145,581)	(50,822,755)

	(58,138,507)	(195,491,472)

Net increase (decrease) in net assets resulting from capital share transactions	59,624,554	(19,352,338)

Net increase (decrease) in net assets	(82,962,014)	110,099,239

Net assets:
Beginning of year	561,346,040	451,246,801

End of year	$478,384,026	$561,346,040

Capital share transactions - shares:
Shares issued:
Initial Class	342,204	7,857,754
Service Class	903,030	1,439,962

	1,245,234	9,297,716

Shares reinvested:
Initial Class	3,071,735	286,255
Service Class	3,441,960	356,759

	6,513,695	643,014

Shares redeemed:
Initial Class	(637,682)	(7,573,514)
Service Class	(2,721,570)	(2,785,093)

	(3,359,252)	(10,358,607)

Net increase (decrease) in shares outstanding:
Initial Class	2,776,257	570,495
Service Class	1,623,420	(988,372)

	4,399,677	(417,877)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.74	$15.64	$16.28	$14.44	$16.88

Investment operations:
Net investment income (loss) (A)	0.18	0.13	0.16	0.19	0.23
Net realized and unrealized gain (loss)	(1.72)	4.41	(0.08)	3.42	(2.14)

Total investment operations	(1.54)	4.54	0.08	3.61	(1.91)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.14)	(0.18)	(0.24)	(0.15)
Net realized gains	(3.43)	(0.30)	(0.54)	(1.53)	(0.38)

Total dividends and/or distributions to shareholders	(3.58)	(0.44)	(0.72)	(1.77)	(0.53)

Net asset value, end of year	$14.62	$19.74	$15.64	$16.28	$14.44

Total return	(8.23)%	29.19%	1.35%	26.21%	(11.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$235,756	$263,545	$199,873	$230,002	$187,476
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.88%	0.87%	0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.88%	0.87%	0.87	%(B)
Net investment income (loss) to average net assets	1.05%	0.68%	1.14%	1.15%	1.35%
Portfolio turnover rate	15%	45%	22%	14%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.31	$15.32	$15.97	$14.18	$16.60

Investment operations:
Net investment income (loss) (A)	0.13	0.08	0.12	0.14	0.18
Net realized and unrealized gain (loss)	(1.67)	4.32	(0.09)	3.37	(2.11)

Total investment operations	(1.54)	4.40	0.03	3.51	(1.93)

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.11)	(0.14)	(0.19)	(0.11)
Net realized gains	(3.43)	(0.30)	(0.54)	(1.53)	(0.38)

Total dividends and/or distributions to shareholders	(3.53)	(0.41)	(0.68)	(1.72)	(0.49)

Net asset value, end of year	$14.24	$19.31	$15.32	$15.97	$14.18

Total return	(8.43)%	28.84%	1.03%	25.99%	(12.09)%

Ratio and supplemental data:
Net assets end of year (000’s)	$242,628	$297,801	$251,374	$258,115	$202,973
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.13%	1.12%	1.12%
Including waiver and/or reimbursement and recapture	1.12%	1.12%	1.13%	1.12%	1.12	%(B)
Net investment income (loss) to average net assets	0.81%	0.43%	0.88%	0.90%	1.09%
Portfolio turnover rate	15%	45%	22%	14%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $4,180.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2022
First $100 million	0.88%
Over $100 million up to $550 million	0.83
Over $550 million up to $750 million	0.79
Over $750 million up to $1 billion	0.77
Over $1 billion	0.76
Prior to August 1, 2022
First $100 million	0.88
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Initial Class	0.93%	May 1, 2023
Service Class	1.17	May 1, 2023
Prior to May 1, 2022
Service Class	1.18

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 75,998,072	$ —	$ 108,009,170	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 424,809,880	$ 78,108,562	$ (28,859,013)	$ 49,249,549

As of December 31, 2022, the Portfolios had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,236,124	$ 85,161,357	$ —	$ 3,758,404	$ 8,203,970	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,558,040	$ 31,785,047	$ —	$ —	$ —	$ 49,249,549

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $85,161,357 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Both equity and fixed income markets faced headwinds in 2022. The war in Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief. Arguably the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by global central banks having to raise interest rates by far more than investors had expected at the beginning of the year due to runaway inflation.

Global equities returned 9.77% over the fourth quarter, based on the MSCI World Index in USD terms, and finished 2022 down -18.14%. Value stocks significantly outperformed growth stocks, both during the year and during the fourth quarter. This can largely be explained by the high starting valuations for many technology stocks, some revenue growth disappointments, and the effect of rising interest rates, all of which pressured high growth stocks. One part of the world where few would argue that a lot of bad news has already been priced in was in China. The MSCI China Index was down substantially from its 2021 peak and down 21.93% in 2022. That is despite a 34% rally off of the recent lows in October, as China began to move beyond its zero COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year-end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it started the year. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-year and 30-year Treasury returns were down 16.33% and 33.29%, respectively, in 2022, as per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were up 1.87% over the fourth quarter, according to the Bloomberg U.S. Aggregate Bond Index. However, it finished the full year with a loss of -13.01%, the worst decline in decades.

PERFORMANCE

For the year ended December 31, 2022, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned -14.80%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned -13.01%, -19.21% and -14.00%, respectively.

STRATEGY REVIEW

Security selection within the Portfolio as well as the strategic asset allocation contributed positively to performance during the period, while tactical asset allocation detracted. The Portfolio came into 2022 with 32% allocated to equities, which was reduced to 22% by year end. The majority of the change in the equity allocation came from a move to underweight U.S. large cap.

In the non-U.S. part of the Portfolio, positioning moved short Europe and Japanese equities and added slightly to emerging markets at year end. In fixed income, the biggest move was going short German government bonds. This tactical positioning was primarily implemented utilizing derivatives, such as futures.
Underlying fund performance positively contributed to performance over the fiscal year. Underlying fund outperformance was led by the Agency Mortgage-Backed Securities strategy, while the biggest detractor was the underlying Corporate Bond strategy.

Michael Feser, CFA

Gary Herbert, CFA

Morgan Moriarty, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	30.6%
Common Stocks	26.7
Corporate Debt Securities	20.2
U.S. Government Agency Obligations	16.8
Repurchase Agreement	3.7
Other Investment Company	1.0
Asset-Backed Securities	0.7
Foreign Government Obligations	0.3
Short-Term U.S. Government Obligations	0.3
Mortgage-Backed Securities	0.2
Preferred Stock	0.1
Investment Company	0.1
Net Other Assets (Liabilities) ^	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.80)%	1.80%	3.38%	03/01/1994
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%

Russell 3000® Index (B)	(19.21)%	8.79%	12.13%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	(14.00)%	1.92%	3.48%
Service Class	(15.03)%	1.55%	3.13%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$976.50	$3.64	$1,021.50	$3.72	0.73%
Service Class	1,000.00	975.30	4.88	1,020.30	4.99	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 0.7%
Cayman Islands - 0.1%
LFT CRE Ltd. Series 2021-FL1, Class C, 1-Month LIBOR + 1.95%, 6.27% (A), 06/15/2039 (B)	$1,420,000	$1,331,315

United States - 0.6%
American Homes 4 Rent Trust Series 2015-SFR1, Class A, 3.47%, 04/17/2052 (B)	214,324	204,222
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B)	947,436	938,909
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3-Month LIBOR + 3.00%, 8.21% (A), 03/24/2023 (B)	709,299	709,296
COOF Securitization Trust Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.78% (A), 06/25/2040 (B)	58,529	3,955
CoreVest American Finance Ltd. Series 2019-3, Class A, 2.71%, 10/15/2052 (B)	572,595	536,545
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024 (C)	12,509	11,883
Goodgreen Trust Series 2017, Class R1, 5.00%, 10/20/2051 (C)	757	609
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A, 0.72% (A), 08/25/2038 (B)	220,381	3,439
Series 2013-2, Class A, 1.62% (A), 03/25/2039 (B)	237,093	6,934
Series 2014-2, Class A, 3.16% (A), 04/25/2040 (B)	114,840	7,279
NRZ Excess Spread-Collateralized Notes Series 2021-FHT1, Class A, 3.10%, 07/25/2026 (B)	1,892,776	1,653,123
Series 2021-FNT2, Class A, 3.23%, 05/25/2026 (B)	820,235	726,890
P4 SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D)	1,000,000	962,500
SART Series 2018-1, 4.75%, 06/15/2025	311,383	307,210

		6,072,794

Total Asset-Backed Securities (Cost $8,149,888)		7,404,109

CORPORATE DEBT SECURITIES - 20.2%
Australia - 0.1%
Commonwealth Bank of Australia 3.78%, 03/14/2032 (B)	375,000	310,155
National Australia Bank Ltd. 2.33%, 08/21/2030 (B)	415,000	315,938

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Santos Finance Ltd. 3.65%, 04/29/2031 (B)	$ 378,000	$ 301,710
Westpac Banking Corp.
Fixed until 11/15/2030, 2.67% (A), 11/15/2035	300,000	223,337
Fixed until 11/18/2031, 3.02% (A), 11/18/2036	329,000	245,975

		1,397,115

Bermuda - 0.0% (E)
Triton Container International Ltd. 1.15%, 06/07/2024 (B)	291,000	269,380

Canada - 0.4%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	801,904	699,364
Bank of Montreal 4.70%, 09/14/2027 (F)	531,000	526,348
Bank of Nova Scotia Fixed until 02/04/2032, 4.59% (A), 05/04/2037	218,000	186,649
Barrick Gold Corp. 6.45%, 10/15/2035	74,000	77,854
Canadian Pacific Railway Co.
2.05%, 03/05/2030	475,000	390,480
3.10%, 12/02/2051	152,000	102,849
Enbridge, Inc. 3-Month SOFR Index + 0.63%, 4.78% (A), 02/16/2024	284,000	282,516
Fortis, Inc. 3.06%, 10/04/2026	779,000	723,490
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	245,000	223,389
Nutrien Ltd. 5.95%, 11/07/2025	166,000	169,493
Rogers Communications, Inc. 3.80%, 03/15/2032 (B)	622,000	538,993
Royal Bank of Canada 6.00%, 11/01/2027	485,000	504,986
Suncor Energy, Inc. 7.88%, 06/15/2026	55,000	59,104

		4,485,515

Cayman Islands - 0.1%
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (B)	283,000	243,703
3.95%, 07/01/2024 (B)	717,000	686,865
4.38%, 05/01/2026 (B)	400,000	362,694

		1,293,262

Colombia - 0.0% (E)
Ecopetrol SA 4.13%, 01/16/2025	99,000	94,322

Denmark - 0.1%
Danske Bank AS
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	564,000	528,134
Fixed until 04/01/2027, 4.30% (A), 04/01/2028 (B)	225,000	207,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Denmark (continued)
Danske Bank AS (continued)
5.38%, 01/12/2024 (B)	$ 430,000	$ 426,555

		1,162,017

Finland - 0.1%
Nordea Bank Abp
Fixed until 09/13/2028, 4.63% (A), 09/13/2033 (B)	270,000	248,699
4.75%, 09/22/2025 (B)	1,185,000	1,178,533

		1,427,232

France - 0.5%
BPCE SA
Fixed until 10/06/2025, 1.65% (A),10/06/2026 (B)	935,000	831,669
3.38%, 12/02/2026	270,000	251,303
5.15%, 07/21/2024 (B)	715,000	700,116
Credit Agricole SA
3.25%, 10/04/2024 (B)	405,000	389,999
Fixed until 12/23/2025 (G), 8.13% (A) (B)	200,000	202,480
Societe Generale SA
Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	1,200,000	1,043,997
Fixed until 06/09/2026, 1.79% (A), 06/09/2027 (B)	700,000	603,881
2.63%, 10/16/2024 (B)	734,000	694,860
Fixed until 01/19/2027, 2.80% (A), 01/19/2028 (B)	700,000	613,388
TotalEnergies Capital International SA
2.99%, 06/29/2041	519,000	389,629
3.13%, 05/29/2050	84,000	59,891

		5,781,213

Germany - 0.2%
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (A), 11/24/2026	450,000	397,364
Fixed until 09/18/2023, 2.22% (A), 09/18/2024	870,000	840,427
Fixed until 11/16/2026, 2.31% (A), 11/16/2027	460,000	390,611

		1,628,402

Hong Kong - 0.0%(E)
AIA Group Ltd. 3.60%, 04/09/2029 (B)	265,000	241,573

Ireland - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.45%, 10/29/2026	184,000	161,087
3.88%, 01/23/2028	150,000	135,117
6.50%, 07/15/2025	280,000	283,947
AIB Group PLC Fixed until 04/10/2024, 4.26% (A), 04/10/2025 (B)	828,000	799,135
Bank of Ireland Group PLC Fixed until 09/16/2025, 6.25% (A), 09/16/2026 (B)	330,000	327,355

		1,706,641

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Italy - 0.1%
Eni SpA 4.25%, 05/09/2029 (B)	$ 206,000	$ 190,943
Intesa Sanpaolo SpA
Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (B)	310,000	200,042
7.00%, 11/21/2025 (B)	296,000	302,149
UniCredit SpA Fixed until 06/03/2026, 1.98% (A), 06/03/2027 (B)	480,000	410,577

		1,103,711

Japan - 0.5%
Mitsubishi UFJ Financial Group, Inc.
Fixed until 07/20/2026, 1.54% (A), 07/20/2027	760,000	659,699
Fixed until 10/13/2026, 1.64% (A), 10/13/2027	615,000	533,337
Fixed until 07/20/2027, 5.02% (A), 07/20/2028 (F)	620,000	606,100
Mizuho Financial Group, Inc. Fixed until 05/25/2025, 2.23% (A), 05/25/2026	882,000	810,726
Nomura Holdings, Inc. 1.85%, 07/16/2025	415,000	378,531
NTT Finance Corp.
1.16%, 04/03/2026 (B)	510,000	451,409
4.37%, 07/27/2027 (B)	205,000	200,316
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/2030	1,340,000	1,097,320
5.00%, 11/26/2028	660,000	655,688

		5,393,126

Jersey, Channel Islands - 0.0% (E)
Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040 (B)	289,959	232,807

Mexico - 0.1%
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032	200,000	150,633
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	190,000	133,249
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	154,000
Petroleos Mexicanos 6.50%, 03/13/2027	301,000	274,638

		712,520

Multi-National - 0.2%
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	775,000	733,241
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.75%, 04/01/2033 (B)	526,000	501,688
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/2031	400,000	319,635
3.25%, 05/11/2041	202,000	141,752
3.40%, 05/01/2030	135,000	116,994
5.00%, 01/15/2033	439,000	415,776

		2,229,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands - 0.4%
Cooperatieve Rabobank UA 3.75%, 07/21/2026	$ 960,000	$ 903,852
EDP Finance BV
1.71%, 01/24/2028 (B)	1,015,000	839,180
6.30%, 10/11/2027 (B)	330,000	338,929
Enel Finance International NV
1.88%, 07/12/2028 (B)	200,000	159,072
2.25%, 07/12/2031 (B)	200,000	146,284
4.63%, 06/15/2027 (B)	265,000	251,044
5.00%, 06/15/2032 (B)	1,040,000	935,212
JT International Financial Services BV 6.88%, 10/24/2032 (B)	315,000	335,152
Shell International Finance BV
2.75%, 04/06/2030	551,000	484,285
3.63%, 08/21/2042	102,000	82,566
4.55%, 08/12/2043	17,000	15,406

		4,490,982

Norway - 0.1%
Aker BP ASA 3.10%, 07/15/2031 (B)	930,000	763,437
DNB Bank ASA Fixed until 10/09/2025, 5.90%, 10/09/2026 (B)	830,000	830,791

		1,594,228

Panama - 0.0% (E)
Banco Nacional de Panama 2.50%, 08/11/2030 (B)	300,000	240,450

Republic of Korea - 0.1%
Kia Corp.
1.75%, 10/16/2026 (B)	220,000	189,228
3.25%, 04/21/2026 (B)	440,000	405,618

		594,846

Saudi Arabia - 0.0% (E)
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	200,000	182,163

Singapore - 0.0% (E)
BOC Aviation Ltd. 3.50%, 10/10/2024 (B)	200,000	193,060

Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	200,000	178,801
Banco Santander SA
Fixed until 06/30/2023, 0.70% (A), 06/30/2024	800,000	778,000
Fixed until 09/14/2026, 1.72% (A), 09/14/2027	600,000	513,164
5.15%, 08/18/2025	800,000	792,248
5.29%, 08/18/2027	200,000	195,652
Telefonica Emisiones SA 4.67%, 03/06/2038	730,000	577,503

		3,035,368

Switzerland - 0.5%
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (A), 09/11/2025 (B)	690,000	610,272
3.75%, 03/26/2025	350,000	315,237

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Switzerland (continued)
Credit Suisse Group AG (continued)
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B) (F)	$ 797,000	$ 777,160
Fixed until 11/15/2032, 9.02% (A), 11/15/2033 (B)	740,000	759,904
UBS Group AG
Fixed until 01/30/2026, 1.36% (A), 01/30/2027 (B)	340,000	298,081
Fixed until 02/11/2032, 2.75% (A), 02/11/2033 (B)	430,000	333,492
4.13%, 09/24/2025 (B)	340,000	330,878
Fixed until 05/12/2025, 4.49% (A), 05/12/2026 (B)	250,000	244,525
Fixed until 08/05/2024, 4.49% (A), 08/05/2025 (B) (F)	1,230,000	1,209,487

		4,879,036

United Kingdom - 1.8%
Anglo American Capital PLC 4.00%, 09/11/2027 (B)	250,000	235,901
AstraZeneca PLC
1.38%, 08/06/2030	647,000	512,767
6.45%, 09/15/2037	102,000	115,876
BAE Systems PLC 3.40%, 04/15/2030 (B)	661,000	584,682
Barclays PLC
Fixed until 05/07/2024, 3.93% (A), 05/07/2025	680,000	659,659
Fixed until 08/09/2025, 5.30% (A), 08/09/2026	1,042,000	1,035,060
Fixed until 11/02/2027, 7.39% (A), 11/02/2028	350,000	364,844
7.44%, 11/02/2033	250,000	262,783
BAT International Finance PLC 4.45%, 03/16/2028	626,000	581,574
Diageo Capital PLC
5.30%, 10/24/2027	211,000	215,790
5.50%, 01/24/2033	200,000	209,999
HSBC Holdings PLC
Fixed until 05/24/2024, 0.98% (A), 05/24/2025	360,000	333,443
Fixed until 08/17/2028, 2.21% (A), 08/17/2029	830,000	673,819
Fixed until 11/22/2026, 2.25% (A), 11/22/2027	590,000	511,655
Fixed until 03/10/2025, 3.00% (A), 03/10/2026	610,000	573,730
Fixed until 05/18/2023, 3.95% (A), 05/18/2024	620,000	615,154
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	500,000	461,415
Fixed until 09/12/2025, 4.29% (A), 09/12/2026	1,109,000	1,062,871
Fixed until 06/09/2027, 4.76% (A), 06/09/2028	575,000	544,287
Fixed until 08/11/2027, 5.21% (A), 08/11/2028	600,000	579,719
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	736,000	683,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
HSBC Holdings PLC (continued)
Fixed until 11/03/2025, 7.34% (A), 11/03/2026	$ 805,000	$ 838,453
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	485,000	508,986
Imperial Brands Finance PLC
3.13%, 07/26/2024 (B)	404,000	386,379
3.50%, 07/26/2026 (B)	612,000	563,139
Nationwide Building Society 3.90%, 07/21/2025 (B)	630,000	606,326
NatWest Group PLC
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	910,000	890,160
Fixed until 11/10/2025, 7.47% (A), 11/10/2026	950,000	989,435
Royalty Pharma PLC 3.35%, 09/02/2051	253,000	156,318
Santander UK Group Holdings PLC
Fixed until 03/15/2024, 1.09% (A), 03/15/2025	990,000	925,271
Fixed until 11/21/2025, 6.83% (A), 11/21/2026	885,000	895,338
Standard Chartered PLC
Fixed until 01/30/2025, 2.82% (A), 01/30/2026 (B)	985,000	916,564
Fixed until 11/16/2027, 7.77% (A), 11/16/2028 (B)	600,000	636,799

		19,132,012

United States - 14.3%
7-Eleven, Inc.
2.50%, 02/10/2041 (B)	235,000	156,130
2.80%, 02/10/2051 (B)	279,000	172,154
AbbVie, Inc.
4.05%, 11/21/2039	1,100,000	946,989
4.25%, 11/21/2049	94,000	79,222
4.40%, 11/06/2042	194,000	169,143
4.45%, 05/14/2046	293,000	253,409
4.50%, 05/14/2035	169,000	157,001
Activision Blizzard, Inc.
1.35%, 09/15/2030	253,000	197,974
2.50%, 09/15/2050	682,000	422,134
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	159,000	148,189
4.39%, 06/01/2052 (F)	59,000	52,218
AEP Texas, Inc. 4.70%, 05/15/2032	172,000	165,483
AEP Transmission Co. LLC 2.75%, 08/15/2051	156,000	99,534
AES Corp.
1.38%, 01/15/2026	236,000	209,797
3.30%, 07/15/2025 (B)	207,000	195,721
3.95%, 07/15/2030 (B)	166,000	146,412
Aetna, Inc.
3.88%, 08/15/2047	438,000	338,769
4.13%, 11/15/2042	281,000	230,667
Air Lease Corp.
0.80%, 08/18/2024	590,000	543,562
2.88%, 01/15/2026	354,000	327,848

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Air Lease Corp. (continued)
5.85%, 12/15/2027	$ 398,000	$ 397,821
Albemarle Corp.
4.65%, 06/01/2027	53,000	51,777
5.05%, 06/01/2032 (F)	199,000	188,169
Alexander Funding Trust 1.84%, 11/15/2023 (B)	1,547,000	1,481,873
Alliant Energy Finance LLC 1.40%, 03/15/2026 (B)	82,000	71,230
Altria Group, Inc.
2.45%, 02/04/2032	772,000	584,445
3.40%, 02/04/2041	148,000	98,255
3.88%, 09/16/2046	55,000	37,041
Amazon.com, Inc.
2.50%, 06/03/2050	152,000	96,925
2.70%, 06/03/2060	156,000	94,904
3.10%, 05/12/2051	215,000	154,315
3.60%, 04/13/2032 (F)	313,000	287,407
3.88%, 08/22/2037	712,000	635,142
3.95%, 04/13/2052	150,000	125,310
Ameren Corp. 1.75%, 03/15/2028	143,000	120,981
Ameren Illinois Co. 5.90%, 12/01/2052	40,000	43,753
America Movil SAB de CV 3.63%, 04/22/2029	570,000	517,477
American Airlines Pass-Through Trust
3.95%, 01/11/2032	51,000	40,524
4.10%, 07/15/2029	101,439	82,761
American Electric Power Co., Inc. 5.95%, 11/01/2032	230,000	240,665
American Tower Corp. 2.75%, 01/15/2027	553,000	502,009
American Transmission Systems, Inc. 2.65%, 01/15/2032 (B)	329,000	270,931
American Water Capital Corp. 4.00%, 12/01/2046	60,000	46,966
Amgen, Inc.
2.45%, 02/21/2030	263,000	221,881
2.80%, 08/15/2041	408,000	284,555
3.00%, 01/15/2052	218,000	140,131
3.15%, 02/21/2040	357,000	264,053
4.20%, 03/01/2033 - 02/22/2052	276,000	234,971
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	1,225,000	1,160,273
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	42,000	37,985
4.70%, 02/01/2036	208,000	197,010
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	177,000	156,291
4.38%, 04/15/2038	332,000	298,240
4.60%, 04/15/2048	122,000	106,862
Appalachian Power Co. 5.80%, 10/01/2035	14,000	13,707
Apple, Inc.
2.38%, 02/08/2041	207,000	146,742
2.65%, 05/11/2050	125,000	83,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Apple, Inc. (continued)
2.70%, 08/05/2051	$ 429,000	$ 285,104
2.80%, 02/08/2061	64,000	40,865
2.95%, 09/11/2049	467,000	333,455
3.95%, 08/08/2052	145,000	123,216
Arizona Public Service Co. 5.05%, 09/01/2041	21,000	18,619
AT&T, Inc.
2.55%, 12/01/2033	1,095,000	844,786
3.55%, 09/15/2055	620,000	415,551
3.65%, 09/15/2059	611,000	411,033
3.80%, 12/01/2057	190,000	132,130
4.35%, 03/01/2029	880,000	840,236
Atmos Energy Corp. 5.45%, 10/15/2032	36,000	37,344
Aviation Capital Group LLC 1.95%, 01/30/2026 (B)	143,000	124,685
Bank of America Corp.
Fixed until 07/23/2030, 1.90% (A), 07/23/2031	270,000	207,867
Fixed until 10/24/2030, 1.92% (A), 10/24/2031	270,000	206,518
Fixed until 07/21/2031, 2.30% (A), 07/21/2032	885,000	684,031
Fixed until 02/04/2027, 2.55% (A), 02/04/2028	436,000	387,796
Fixed until 10/20/2031, 2.57% (A), 10/20/2032	565,000	444,114
Fixed until 03/11/2031, 2.65% (A), 03/11/2032	171,000	137,315
Fixed until 06/19/2040, 2.68% (A), 06/19/2041	84,000	56,893
Fixed until 04/22/2031, 2.69% (A), 04/22/2032	553,000	444,058
Fixed until 10/22/2029, 2.88% (A), 10/22/2030	1,379,000	1,156,780
Fixed until 10/01/2024, 3.09% (A), 10/01/2025	136,000	130,272
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,344,000	1,217,132
Fixed until 07/21/2027, 3.59% (A), 07/21/2028	207,000	190,854
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	728,000	674,665
Fixed until 01/20/2027, 3.82% (A), 01/20/2028	1,851,000	1,728,994
Fixed until 07/22/2025, 4.83% (A), 07/22/2026	372,000	367,579
Fixed until 07/22/2032, 5.02% (A), 07/22/2033	141,000	134,318
BAT Capital Corp.
3.56%, 08/15/2027	694,000	633,996
4.39%, 08/15/2037	644,000	502,940
Berkshire Hathaway Energy Co. 4.60%, 05/01/2053 (B)	78,000	68,203
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	206,000	138,648
2.88%, 03/15/2032	254,000	220,374

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Berkshire Hathaway Finance Corp. (continued)
3.85%, 03/15/2052	$ 463,000	$ 374,369
4.20%, 08/15/2048	73,000	64,884
Bimbo Bakeries USA, Inc. 4.00%, 05/17/2051 (B)	200,000	151,591
Biogen, Inc. 2.25%, 05/01/2030 (F)	89,000	72,533
Boeing Co.
2.20%, 02/04/2026	386,000	351,086
3.25%, 02/01/2035	76,000	58,174
3.60%, 05/01/2034	241,000	193,471
3.63%, 02/01/2031	224,000	197,200
3.95%, 08/01/2059	591,000	399,993
5.81%, 05/01/2050	164,000	152,689
Boston Gas Co.
3.00%, 08/01/2029 (B)	279,000	239,878
4.49%, 02/15/2042 (B)	13,000	10,923
BP Capital Markets America, Inc.
2.72%, 01/12/2032	251,000	211,015
2.77%, 11/10/2050	202,000	129,532
2.94%, 06/04/2051 (F)	227,000	150,586
3.00%, 02/24/2050	137,000	92,180
3.54%, 04/06/2027	46,000	43,771
Bristol-Myers Squibb Co.
2.35%, 11/13/2040	73,000	50,536
2.55%, 11/13/2050	793,000	501,563
3.70%, 03/15/2052	854,000	660,882
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50%, 01/15/2028	730,000	666,283
Burlington Northern Santa Fe LLC
3.90%, 08/01/2046	261,000	213,786
4.15%, 04/01/2045	67,000	57,522
4.38%, 09/01/2042	67,000	60,073
Capital One Financial Corp.
Fixed until 03/03/2025, 2.64% (A), 03/03/2026	445,000	417,102
Fixed until 03/01/2029, 3.27% (A), 03/01/2030	540,000	462,665
Celanese US Holdings LLC 6.05%, 03/15/2025	209,000	208,445
CenterPoint Energy, Inc. 2.95%, 03/01/2030	144,000	124,107
CF Industries, Inc. 5.15%, 03/15/2034	560,000	532,254
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/2029	350,000	282,303
3.50%, 06/01/2041 - 03/01/2042	969,000	633,663
3.70%, 04/01/2051	640,000	391,557
3.90%, 06/01/2052	139,000	87,739
6.38%, 10/23/2035	84,000	82,220
Cheniere Energy Partners LP
3.25%, 01/31/2032	1,120,000	890,487
4.50%, 10/01/2029	84,000	75,582
Chevron USA, Inc. 2.34%, 08/12/2050	184,000	115,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cigna Corp.
3.20%, 03/15/2040	$ 250,000	$ 189,699
3.40%, 03/15/2050	63,000	44,999
Citigroup, Inc.
Fixed until 06/09/2026, 1.46% (A), 06/09/2027	814,000	706,928
Fixed until 01/25/2025, 2.01% (A), 01/25/2026	836,000	775,301
Fixed until 06/03/2030, 2.57% (A), 06/03/2031	257,000	208,476
Fixed until 11/05/2029, 2.98% (A), 11/05/2030	650,000	548,028
Fixed until 10/27/2027, 3.52% (A), 10/27/2028	1,550,000	1,416,496
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	860,000	791,761
Fixed until 05/24/2027, 4.66% (A), 05/24/2028	336,000	325,557
5.30%, 05/06/2044	19,000	17,212
Fixed until 09/29/2025, 5.61% (A), 09/29/2026	911,000	913,510
Coca-Cola Co. 1.38%, 03/15/2031	241,000	188,913
Columbia Pipeline Group, Inc. 5.80%, 06/01/2045	148,000	143,505
Comcast Corp.
2.45%, 08/15/2052 (F)	352,000	206,782
2.65%, 02/01/2030	300,000	260,526
2.80%, 01/15/2051	37,000	23,531
2.89%, 11/01/2051	291,000	187,987
2.94%, 11/01/2056	718,000	447,442
3.20%, 07/15/2036	493,000	401,484
3.75%, 04/01/2040	209,000	173,366
5.35%, 11/15/2027	690,000	705,721
Commonwealth Edison Co.
3.65%, 06/15/2046	143,000	109,329
3.70%, 03/01/2045	28,000	21,918
4.70%, 01/15/2044	110,000	100,431
Connecticut Light & Power Co. 4.30%, 04/15/2044	206,000	178,057
ConocoPhillips Co. 4.03%, 03/15/2062	201,000	159,838
Constellation Brands, Inc. 2.88%, 05/01/2030	676,000	576,679
Constellation Energy Generation LLC 5.60%, 06/15/2042	350,000	337,564
Continental Resources, Inc. 2.27%, 11/15/2026 (B)	300,000	259,871
Corebridge Financial, Inc. 3.65%, 04/05/2027 (B)	300,000	280,060
Corporate Office Properties LP
2.00%, 01/15/2029	177,000	136,079
2.75%, 04/15/2031	375,000	281,553
Coterra Energy, Inc. 3.90%, 05/15/2027	338,000	316,059
Cox Communications, Inc. 4.80%, 02/01/2035 (B)	194,000	172,670

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Crown Castle, Inc. 3.30%, 07/01/2030	$ 400,000	$ 350,403
CSX Corp.
2.50%, 05/15/2051	435,000	266,405
6.00%, 10/01/2036	42,000	44,256
CVS Health Corp.
2.70%, 08/21/2040	643,000	447,029
3.25%, 08/15/2029	177,000	158,758
4.78%, 03/25/2038	215,000	196,549
5.05%, 03/25/2048	210,000	189,439
5.13%, 07/20/2045	200,000	181,476
CVS Pass-Through Trust 6.20%, 10/10/2025 (B)	36,524	36,462
Danaher Corp. 2.80%, 12/10/2051	160,000	106,820
Dell International LLC / EMC Corp.
3.38%, 12/15/2041 (B)	213,000	143,623
5.30%, 10/01/2029	341,000	334,349
Delmarva Power & Light Co. 4.00%, 06/01/2042	37,000	29,182
Devon Energy Corp.
4.50%, 01/15/2030	678,000	632,908
5.88%, 06/15/2028	128,000	129,565
Diamondback Energy, Inc.
3.50%, 12/01/2029 (F)	185,000	162,759
6.25%, 03/15/2033	265,000	269,521
Discovery Communications LLC
3.63%, 05/15/2030	68,000	56,273
3.95%, 03/20/2028	519,000	461,830
4.00%, 09/15/2055	110,000	66,407
4.95%, 05/15/2042	23,000	17,226
Dominion Energy, Inc.
4.25%, 06/01/2028	470,000	448,238
5.25%, 08/01/2033	59,000	58,097
DTE Electric Co. 3.70%, 03/15/2045	78,000	62,301
Duke Energy Carolinas LLC 4.00%, 09/30/2042	182,000	151,549
Duke Energy Florida LLC
1.75%, 06/15/2030	218,000	174,036
2.40%, 12/15/2031	582,000	476,751
3.40%, 10/01/2046	261,000	188,884
Duke Energy Indiana LLC
2.75%, 04/01/2050	425,000	269,685
3.75%, 05/15/2046	190,000	147,336
Duke Energy Ohio, Inc. 4.30%, 02/01/2049	28,000	22,991
Duke Energy Progress LLC
2.90%, 08/15/2051	274,000	180,939
3.40%, 04/01/2032 (F)	163,000	144,617
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (B)	404,000	363,891
Edison International 4.95%, 04/15/2025	267,000	262,759
Electronic Arts, Inc.
1.85%, 02/15/2031	460,000	362,681
2.95%, 02/15/2051	155,000	100,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Elevance Health, Inc.
2.88%, 09/15/2029	$ 185,000	$ 162,971
4.63%, 05/15/2042	83,000	75,931
6.10%, 10/15/2052	170,000	182,616
Emera US Finance LP
2.64%, 06/15/2031	320,000	251,336
4.75%, 06/15/2046	447,000	347,981
Energy Transfer LP
2.90%, 05/15/2025	373,000	351,759
4.15%, 09/15/2029	228,000	206,489
5.15%, 02/01/2043 - 03/15/2045	321,000	267,448
5.30%, 04/01/2044	181,000	153,711
5.55%, 02/15/2028	181,000	179,219
5.75%, 02/15/2033	220,000	215,239
5.95%, 10/01/2043	76,000	70,572
6.10%, 02/15/2042	67,000	61,755
Entergy Arkansas LLC 4.95%, 12/15/2044	73,000	63,720
Entergy Louisiana LLC
1.60%, 12/15/2030	207,000	159,540
2.90%, 03/15/2051	398,000	256,767
4.95%, 01/15/2045	530,000	472,767
Entergy Mississippi LLC 3.50%, 06/01/2051	56,000	40,388
Entergy Texas, Inc.
1.50%, 09/01/2026	186,000	161,844
1.75%, 03/15/2031	399,000	312,447
3.45%, 12/01/2027	42,000	38,735
5.00%, 09/15/2052	309,000	284,577
Enterprise Products Operating LLC
3.30%, 02/15/2053	228,000	152,808
3.70%, 01/31/2051	301,000	218,662
4.25%, 02/15/2048	19,000	15,270
7.55%, 04/15/2038	42,000	47,088
EQT Corp.
3.90%, 10/01/2027	268,000	247,481
7.00%, 02/01/2030	150,000	155,568
Evergy Metro, Inc.
2.25%, 06/01/2030	179,000	147,700
5.30%, 10/01/2041	46,000	44,150
Eversource Energy 4.60%, 07/01/2027	109,000	107,527
Exxon Mobil Corp.
2.61%, 10/15/2030	65,000	56,897
3.00%, 08/16/2039	364,000	280,817
3.10%, 08/16/2049	97,000	70,011
FedEx Corp. 3.25%, 05/15/2041	169,000	121,402
Fells Point Funding Trust 3.05%, 01/31/2027 (B)	1,479,000	1,347,905
FirstEnergy Transmission LLC 4.55%, 04/01/2049 (B)	565,000	460,627
Flex Intermediate Holdco LLC 3.36%, 06/30/2031 (B)	379,000	296,728
Florida Power & Light Co.
3.80%, 12/15/2042	110,000	91,436
4.05%, 06/01/2042	28,000	24,246

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	$ 265,000	$ 244,881
4.25%, 03/01/2030	143,000	129,777
4.63%, 08/01/2030	177,000	164,899
5.25%, 09/01/2029	519,000	500,731
General Motors Co. 5.15%, 04/01/2038	118,000	102,249
General Motors Financial Co., Inc.
2.40%, 10/15/2028	368,000	305,653
2.70%, 08/20/2027	379,000	331,826
Gilead Sciences, Inc. 2.60%, 10/01/2040	439,000	308,276
Glencore Funding LLC
2.50%, 09/01/2030 (B)	80,000	65,142
2.85%, 04/27/2031 (B)	318,000	261,161
Global Payments, Inc.
2.90%, 05/15/2030	483,000	397,240
3.20%, 08/15/2029	193,000	164,395
5.95%, 08/15/2052	250,000	225,963
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (A), 03/09/2027	907,000	795,374
Fixed until 09/10/2026, 1.54% (A), 09/10/2027	1,173,000	1,013,178
Fixed until 10/21/2026, 1.95% (A), 10/21/2027	548,000	479,800
Fixed until 02/24/2027, 2.64% (A), 02/24/2028	1,234,000	1,099,515
Fixed until 03/15/2027, 3.62% (A), 03/15/2028	1,130,000	1,051,604
Fixed until 04/23/2028, 3.81% (A), 04/23/2029	615,000	562,739
Fixed until 10/31/2037, 4.02% (A), 10/31/2038	328,000	270,971
Fixed until 06/15/2026, 4.39% (A), 06/15/2027	245,000	236,499
Fixed until 08/23/2027, 4.48% (A), 08/23/2028	649,000	624,028
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	350,000	326,333
HCA, Inc.
2.38%, 07/15/2031 (F)	345,000	269,467
3.50%, 09/01/2030	557,000	481,856
4.50%, 02/15/2027	649,000	626,339
5.38%, 09/01/2026	1,387,000	1,372,812
5.50%, 06/15/2047	310,000	276,344
5.63%, 09/01/2028	909,000	905,013
5.88%, 02/15/2026 - 02/01/2029	238,000	238,916
Home Depot, Inc.
1.88%, 09/15/2031	298,000	238,878
2.38%, 03/15/2051	544,000	327,045
2.75%, 09/15/2051	142,000	93,539
3.30%, 04/15/2040	134,000	107,364
4.95%, 09/15/2052 (F)	242,000	233,419
Indianapolis Power & Light Co. 5.65%, 12/01/2032 (B)	430,000	442,489
Intel Corp.
3.05%, 08/12/2051	107,000	69,857

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Intel Corp. (continued)
3.73%, 12/08/2047	$ 93,000	$ 70,231
4.90%, 08/05/2052 (F)	550,000	489,364
Intercontinental Exchange, Inc. 4.95%, 06/15/2052	154,000	143,577
ITC Holdings Corp.
2.95%, 05/14/2030 (B)	1,312,000	1,109,803
4.95%, 09/22/2027 (B)	336,000	332,092
Jersey Central Power & Light Co.
2.75%, 03/01/2032 (B)	143,000	115,945
4.30%, 01/15/2026 (B)	182,000	175,677
6.15%, 06/01/2037	54,000	52,990
JetBlue Pass-Through Trust 8.00%, 11/15/2027	226,619	221,454
Johnson & Johnson 3.40%, 01/15/2038	132,000	112,960
Kansas City Southern
2.88%, 11/15/2029	320,000	277,218
3.50%, 05/01/2050	215,000	154,146
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	536,000	468,311
Kilroy Realty LP 3.45%, 12/15/2024	359,000	343,870
Kinder Morgan, Inc.
3.25%, 08/01/2050	447,000	290,082
4.80%, 02/01/2033	183,000	170,288
KLA Corp. 4.95%, 07/15/2052	263,000	246,057
Kraft Heinz Foods Co.
4.63%, 10/01/2039	491,000	432,877
4.88%, 10/01/2049	180,000	156,740
Kroger Co. 4.45%, 02/01/2047	97,000	82,018
L3 Harris Technologies, Inc. 4.40%, 06/15/2028	381,000	365,130
Leidos, Inc. 2.30%, 02/15/2031	560,000	430,381
Lockheed Martin Corp.
4.50%, 05/15/2036	268,000	256,900
5.25%, 01/15/2033	567,000	585,620
5.70%, 11/15/2054	150,000	158,887
Louisville Gas & Electric Co. 4.65%, 11/15/2043	28,000	24,105
Lowe’s Cos., Inc.
2.80%, 09/15/2041	7,000	4,796
3.65%, 04/05/2029	418,000	386,661
3.70%, 04/15/2046	480,000	357,925
Marriott International, Inc.
Series FF, 4.63%, 06/15/2030	309,000	289,141
Massachusetts Electric Co. 1.73%, 11/24/2030 (B)	399,000	301,538
McDonald’s Corp. 3.70%, 02/15/2042	320,000	256,714
MDC Holdings, Inc.
2.50%, 01/15/2031	312,000	225,841
3.85%, 01/15/2030	162,000	132,381

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Merck & Co., Inc.
2.15%, 12/10/2031	$ 346,000	$ 283,588
2.35%, 06/24/2040	169,000	118,280
2.75%, 12/10/2051	323,000	216,871
Meta Platforms, Inc. 3.85%, 08/15/2032 (H)	748,000	663,188
MetLife, Inc. 4.13%, 08/13/2042	82,000	69,860
Metropolitan Life Global Funding I
2.95%, 04/09/2030 (B)	230,000	201,071
4.40%, 06/30/2027 (B)	580,000	566,132
Microchip Technology, Inc. 0.97%, 02/15/2024	333,000	316,322
Microsoft Corp.
2.68%, 06/01/2060	161,000	103,102
2.92%, 03/17/2052	169,000	120,720
3.45%, 08/08/2036	151,000	134,302
3.50%, 11/15/2042	64,000	53,939
3.70%, 08/08/2046	416,000	356,186
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	337,000	317,801
Mississippi Power Co. 3.95%, 03/30/2028	118,000	111,040
Monongahela Power Co. 3.55%, 05/15/2027 (B) (F)	388,000	365,126
Morgan Stanley
Fixed until 10/21/2024, 1.16% (A), 10/21/2025	517,000	475,195
Fixed until 07/20/2026, 1.51% (A), 07/20/2027	683,000	593,442
Fixed until 05/04/2026, 1.59% (A), 05/04/2027	1,117,000	981,027
Fixed until 02/13/2031, 1.79% (A), 02/13/2032	496,000	374,008
Fixed until 04/28/2031, 1.93% (A), 04/28/2032	245,000	185,482
Fixed until 07/21/2031, 2.24% (A), 07/21/2032	75,000	57,531
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	758,000	551,513
Fixed until 10/20/2031, 2.51% (A), 10/20/2032	103,000	80,583
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	581,000	481,466
Fixed until 01/25/2051, 2.80% (A), 01/25/2052	257,000	159,477
Fixed until 01/24/2028, 3.77% (A), 01/24/2029	250,000	229,323
Fixed until 04/20/2027, 4.21% (A), 04/20/2028	1,083,000	1,031,545
Fixed until 10/18/2027, 6.30% (A), 10/18/2028	505,000	520,272
MPLX LP
1.75%, 03/01/2026 (F)	445,000	397,214
2.65%, 08/15/2030	111,000	90,573
National Retail Properties, Inc.
3.00%, 04/15/2052	123,000	73,785
3.50%, 10/15/2027	67,000	60,859

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
National Rural Utilities Cooperative Finance Corp.
1.35%, 03/15/2031	$ 820,000	$ 607,999
5.45%, 10/30/2025	282,000	285,622
Netflix, Inc.
4.88%, 04/15/2028	222,000	214,360
4.88%, 06/15/2030 (B)	352,000	328,275
5.38%, 11/15/2029 (B)	149,000	144,530
New England Power Co. 3.80%, 12/05/2047 (B)	77,000	58,883
New York & Presbyterian Hospital 2.26%, 08/01/2040	316,000	209,520
New York Life Global Funding
1.20%, 08/07/2030 (B)	290,000	222,868
1.85%, 08/01/2031 (B)	274,000	215,491
New York Life Insurance Co.
3.75%, 05/15/2050 (B)	105,000	80,914
4.45%, 05/15/2069 (B)	209,000	173,580
NextEra Energy Capital Holdings, Inc. 5.00%, 07/15/2032	154,000	151,670
Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (B)	320,000	295,452
NiSource, Inc.
2.95%, 09/01/2029	334,000	290,440
5.80%, 02/01/2042	52,000	48,821
Norfolk Southern Corp.
3.05%, 05/15/2050	257,000	172,798
3.95%, 10/01/2042	110,000	90,857
4.55%, 06/01/2053	172,000	150,673
Northern Natural Gas Co. 3.40%, 10/16/2051 (B)	136,000	92,355
Northern States Power Co. 4.50%, 06/01/2052	40,000	36,451
Northwestern Mutual Life Insurance Co.
3.85%, 09/30/2047 (B)	140,000	107,573
6.06%, 03/30/2040 (B)	340,000	349,193
NRG Energy, Inc. 3.75%, 06/15/2024 (B)	563,000	542,455
Office Properties Income Trust 2.65%, 06/15/2026	746,000	578,823
Ohio Edison Co. 5.50%, 01/15/2033 (B)	145,000	144,104
Ohio Power Co. 2.90%, 10/01/2051	257,000	168,745
OhioHealth Corp. 2.30%, 11/15/2031	450,000	361,490
ONEOK, Inc. 6.10%, 11/15/2032	291,000	292,814
Oracle Corp.
2.30%, 03/25/2028	354,000	307,164
2.88%, 03/25/2031	371,000	308,687
2.95%, 04/01/2030	294,000	251,908
3.60%, 04/01/2040 - 04/01/2050	1,064,000	777,666
3.85%, 07/15/2036	113,000	92,891
Ovintiv, Inc. 6.50%, 02/01/2038	230,000	229,012
Pacific Gas & Electric Co.
1.70%, 11/15/2023	372,000	360,010

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pacific Gas & Electric Co. (continued)
4.45%, 04/15/2042	$ 388,000	$ 290,210
4.50%, 07/01/2040	267,760	210,310
4.55%, 07/01/2030	445,000	404,681
4.60%, 06/15/2043	228,000	173,206
PacifiCorp
2.70%, 09/15/2030	648,000	558,774
2.90%, 06/15/2052	113,000	74,394
3.30%, 03/15/2051	398,000	287,710
4.13%, 01/15/2049	191,000	157,416
Paramount Global
4.20%, 05/19/2032	19,000	15,606
4.85%, 07/01/2042	67,000	49,893
Fixed until 03/30/2027, 6.38% (A), 03/30/2062	127,000	103,807
PECO Energy Co. 2.80%, 06/15/2050	313,000	207,174
Pernod Ricard International Finance LLC 1.63%, 04/01/2031 (B)	270,000	208,385
Pfizer, Inc. 2.70%, 05/28/2050	149,000	101,544
Philip Morris International, Inc.
2.10%, 05/01/2030	508,000	412,244
3.88%, 08/21/2042	295,000	225,311
5.75%, 11/17/2032	305,000	311,882
Phillips 66 2.15%, 12/15/2030	363,000	291,309
Phillips 66 Co. 3.15%, 12/15/2029 (B)	450,000	393,261
Piedmont Healthcare, Inc. 2.04%, 01/01/2032	600,000	463,666
Pine Street Trust I 4.57%, 02/15/2029 (B) (F)	325,000	301,260
Pioneer Natural Resources Co. 1.90%, 08/15/2030	489,000	384,194
Prologis LP 2.13%, 10/15/2050	110,000	61,529
Protective Life Global Funding 4.71%, 07/06/2027 (B)	575,000	558,835
Prudential Financial, Inc. 3.70%, 03/13/2051	131,000	100,777
Public Service Co. of Colorado
2.70%, 01/15/2051	156,000	101,304
4.30%, 03/15/2044	220,000	188,556
4.50%, 06/01/2052	145,000	130,906
Public Service Electric & Gas Co. 2.70%, 05/01/2050	187,000	121,817
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027	1,047,000	1,079,074
Puget Energy, Inc. 2.38%, 06/15/2028	161,000	137,162
Qorvo, Inc. 4.38%, 10/15/2029	510,000	450,962
QUALCOMM, Inc. 6.00%, 05/20/2053	365,000	390,226
Raytheon Technologies Corp.
2.38%, 03/15/2032	308,000	250,392
3.13%, 07/01/2050	129,000	91,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Raytheon Technologies Corp. (continued)
3.75%, 11/01/2046	$ 143,000	$ 111,064
4.13%, 11/16/2028	1,346,000	1,290,878
Regency Centers LP
2.95%, 09/15/2029	232,000	195,243
3.70%, 06/15/2030	290,000	253,702
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	937,000	727,992
Roche Holdings, Inc. 2.08%, 12/13/2031 (B)	1,525,000	1,245,086
Rockwell Automation, Inc. 2.80%, 08/15/2061	215,000	128,685
Roper Technologies, Inc.
1.40%, 09/15/2027	270,000	228,663
2.95%, 09/15/2029	1,119,000	971,825
S&P Global, Inc.
2.30%, 08/15/2060	219,000	120,011
2.90%, 03/01/2032 (B)	200,000	171,151
4.25%, 05/01/2029 (B)	368,000	351,981
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	704,000	662,863
4.50%, 05/15/2030	433,000	402,416
5.00%, 03/15/2027	272,000	267,029
San Diego Gas & Electric Co.
2.95%, 08/15/2051	261,000	177,771
3.32%, 04/15/2050	93,000	66,612
4.30%, 04/01/2042	54,000	44,644
SART 4.75%, 07/15/2024 (C)	251,249	244,968
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	249,000	232,409
Smithfield Foods, Inc. 3.00%, 10/15/2030 (B)	851,000	648,432
Southern California Edison Co.
2.95%, 02/01/2051	236,000	151,851
3.60%, 02/01/2045	195,000	140,533
3.90%, 12/01/2041	37,000	27,933
4.13%, 03/01/2048	110,000	88,326
5.85%, 11/01/2027	290,000	299,035
5.95%, 11/01/2032	400,000	424,739
Southern California Gas Co. 6.35%, 11/15/2052	150,000	164,969
Southern Co. Gas Capital Corp.
1.75%, 01/15/2031	316,000	243,026
3.15%, 09/30/2051	291,000	189,928
3.25%, 06/15/2026	30,000	27,959
5.15%, 09/15/2032	713,000	703,450
Southern Power Co. 5.15%, 09/15/2041	392,000	356,172
Southwestern Electric Power Co. 3.90%, 04/01/2045	102,000	78,036
Sprint Capital Corp. 6.88%, 11/15/2028	390,000	405,595
Starbucks Corp. 3.75%, 12/01/2047	188,000	143,472
State Street Corp. Fixed until 11/04/2027, 5.82%(A), 11/04/2028	225,000	232,715

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
T-Mobile USA, Inc.
2.05%, 02/15/2028	$ 295,000	$ 253,850
2.63%, 02/15/2029	1,376,000	1,165,366
3.38%, 04/15/2029	633,000	557,458
3.50%, 04/15/2031	280,000	241,693
3.88%, 04/15/2030	744,000	675,708
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	254,000	244,619
3.70%, 04/14/2027	163,000	153,614
4.00%, 04/14/2032 (F)	100,000	88,832
Target Corp. 4.50%, 09/15/2032 (F)	349,000	340,379
Teachers Insurance & Annuity Association of America
Fixed until 09/15/2024, 4.38% (A), 09/15/2054 (B)	84,000	80,379
6.85%, 12/16/2039 (B)	370,000	409,271
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	97,000	81,502
Time Warner Cable Enterprises LLC 8.38%, 07/15/2033	220,000	245,166
Time Warner Cable LLC
4.50%, 09/15/2042	93,000	68,421
5.88%, 11/15/2040	93,000	81,429
6.55%, 05/01/2037	67,000	64,045
TJX Cos., Inc. 3.88%, 04/15/2030	250,000	233,366
Trustees of Boston University 3.17%, 10/01/2050	380,000	260,416
TSMC Arizona Corp. 3.88%, 04/22/2027	380,000	365,816
Tucson Electric Power Co. 1.50%, 08/01/2030	140,000	107,431
TWDC Enterprises 18 Corp. 3.70%, 12/01/2042	102,000	82,721
UDR, Inc. 3.00%, 08/15/2031	93,000	77,808
Union Electric Co.
2.15%, 03/15/2032	279,000	221,552
2.95%, 03/15/2030	357,000	314,367
3.90%, 04/01/2052	86,000	69,560
Union Pacific Corp.
3.55%, 08/15/2039	465,000	386,038
3.60%, 09/15/2037	312,000	264,840
United Airlines Pass-Through Trust
2.88%, 04/07/2030	485,556	413,505
3.75%, 03/03/2028	172,045	158,457
UnitedHealth Group, Inc.
2.75%, 05/15/2040	457,000	333,771
3.05%, 05/15/2041	126,000	95,262
3.25%, 05/15/2051	232,000	167,326
3.50%, 08/15/2039	637,000	523,346
4.75%, 05/15/2052	186,000	172,664
5.88%, 02/15/2053	315,000	340,827
University of Miami 4.06%, 04/01/2052	150,000	122,054
Verizon Communications, Inc.
1.68%, 10/30/2030	496,000	387,818

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc. (continued)
1.75%, 01/20/2031	$ 758,000	$ 589,992
2.10%, 03/22/2028	300,000	260,840
2.36%, 03/15/2032	1,158,000	919,232
2.55%, 03/21/2031	148,000	121,917
4.27%, 01/15/2036	840,000	756,264
4.33%, 09/21/2028	826,000	795,668
Virginia Electric & Power Co. 2.45%, 12/15/2050	598,000	357,745
Visa, Inc. 2.70%, 04/15/2040	216,000	164,731
Vistra Operations Co. LLC
3.55%, 07/15/2024 (B)	211,000	202,445
3.70%, 01/30/2027 (B)	23,000	20,995
4.30%, 07/15/2029 (B)	424,000	382,716
4.88%, 05/13/2024 (B)	418,000	409,577
VMware, Inc.
2.20%, 08/15/2031	269,000	204,793
3.90%, 08/21/2027	105,000	98,142
4.70%, 05/15/2030	1,216,000	1,134,548
Walt Disney Co.
3.50%, 05/13/2040	243,000	195,534
3.60%, 01/13/2051	172,000	131,757
Warnermedia Holdings, Inc.
3.76%, 03/15/2027 (B)	245,000	221,189
4.05%, 03/15/2029 (B)	692,000	599,813
4.28%, 03/15/2032 (B)	871,000	718,462
5.05%, 03/15/2042 (B)	644,000	495,120
WEA Finance LLC 2.88%, 01/15/2027 (B)	483,000	413,971
WEC Energy Group, Inc.
5.00%, 09/27/2025	108,000	108,081
5.15%, 10/01/2027	127,000	128,551
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (A), 06/02/2028	475,000	419,868
Fixed until 10/30/2024, 2.41% (A), 10/30/2025	456,000	431,440
Fixed until 03/02/2032, 3.35% (A), 03/02/2033	300,000	253,609
Fixed until 03/24/2027, 3.53% (A), 03/24/2028	681,000	631,439
Fixed until 05/22/2027, 3.58% (A), 05/22/2028	159,000	147,849
Fixed until 07/25/2027, 4.81% (A), 07/25/2028	1,089,000	1,063,368
Fixed until 07/25/2032, 4.90% (A), 07/25/2033	490,000	463,967
Welltower, Inc.
2.75%, 01/15/2032	245,000	192,233
3.10%, 01/15/2030	436,000	369,012
3.85%, 06/15/2032	100,000	85,153
Williams Cos., Inc.
2.60%, 03/15/2031	511,000	414,965
5.40%, 03/04/2044	244,000	222,534
Wisconsin Electric Power Co. 3.65%, 12/15/2042	28,000	20,784

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
WP Carey, Inc.
2.40%, 02/01/2031	$ 220,000	$ 175,855
2.45%, 02/01/2032	338,000	265,058
4.25%, 10/01/2026	67,000	64,610
Xilinx, Inc. 2.38%, 06/01/2030	571,000	481,476
Zimmer Biomet Holdings, Inc. 4.45%, 08/15/2045	79,000	62,508
Zoetis, Inc.
3.90%, 08/20/2028	215,000	204,575
4.70%, 02/01/2043	191,000	172,617

		155,373,366

Virgin Islands, British - 0.1%
TSMC Global Ltd.
1.00%, 09/28/2027 (B)	375,000	311,584
2.25%, 04/23/2031 (B)	790,000	643,250

		954,834

Total Corporate Debt Securities (Cost $251,790,610)		219,828,267

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Israel - 0.1%
Israel Government AID Bonds Zero Coupon, 08/15/2025	1,000,000	883,796

Mexico - 0.2%
Mexico Government International Bonds
3.50%, 02/12/2034	417,000	334,147
3.75%, 01/11/2028	1,151,000	1,085,934
3.77%, 05/24/2061	205,000	129,259
4.13%, 01/21/2026	200,000	194,870
4.28%, 08/14/2041	200,000	153,848
4.50%, 01/31/2050 (F)	265,000	200,818
4.75%, 03/08/2044	280,000	225,687

		2,324,563

Panama - 0.0% (E)
Panama Government International Bonds 4.50%, 04/16/2050	200,000	150,828

Saudi Arabia - 0.0% (E)
Saudi Government International Bonds 2.25%, 02/02/2033 (B)	200,000	162,198

Total Foreign Government Obligations (Cost $4,075,739)		3,521,385

MORTGAGE-BACKED SECURITIES - 0.2%
United States - 0.2%
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (A), 06/11/2041 (B) (I)	336	0
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (A), 09/15/2039	269,797	117,984
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (B)	1,230,000	1,131,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
SREIT Trust Series 2021-MFP, Class A, 1-Month LIBOR + 0.73%, 5.05% (A), 11/15/2038 (B)	$ 880,000	$ 846,343
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 0.52% (A), 05/10/2063 (B)	77,483	2
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (A), 03/15/2045 (B) (I)	32,113	0

Total Mortgage-Backed Securities (Cost $2,385,813)		2,095,519

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.8%
Federal Home Loan Mortgage Corp.
2.50%, 07/01/2050 - 11/01/2051	13,887,039	11,936,888
3.00%, 07/01/2033 - 12/01/2049	2,248,927	2,004,055
3.50%, 01/01/2032 - 04/01/2052	12,051,487	11,215,726
12-Month LIBOR + 1.84%, 3.78% (A), 07/01/2040	19,777	20,009
1-Year CMT + 2.43%, 3.85% (A), 12/01/2031	10,514	10,390
4.00%, 06/01/2042 - 05/01/2052	10,745,190	10,196,930
1-Year CMT + 2.25%, 4.18% (A), 02/01/2036	10,415	10,546
4.50%, 05/01/2041 - 07/01/2052	7,822,750	7,583,209
5.00%, 02/01/2034 - 07/01/2052	3,854,812	3,804,740
6.00%, 01/01/2024	997	994
6.50%, 09/01/2037 - 11/01/2037	4,190	4,313
Federal Home Loan Mortgage Corp. REMIC
5.00%, 12/15/2023 - 06/15/2025	22,852	22,759
(4.44) * 1-Month LIBOR + 24.43%, 5.25% (A), 06/15/2035	36,064	29,398
5.50%, 11/15/2023	15,102	15,042
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	16,549	15,829
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	29,052	28,407
5.65% (A), 10/15/2038	9,466	9,458
5.75%, 06/15/2035	258	258
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.37%, 2.05% (A), 10/15/2037	146,834	15,162
5.00%, 10/15/2039	3,992	46
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 01/15/2040	102,429	83,296
Federal National Mortgage Association
1.59%, 11/25/2028	314,172	276,470
2.50%, 08/01/2050 - 01/01/2052	14,072,923	12,116,993
3.00%, 07/01/2050 - 07/01/2060	9,908,061	8,811,413
3.50%, 08/01/2032 - 03/01/2048	3,118,253	2,909,991
4.00%, 01/01/2035 - 05/01/2051	6,202,961	5,938,733
4.50%, 09/01/2040 - 09/01/2052	9,880,081	9,575,961
5.00%, 06/01/2033 - 07/01/2052	4,762,767	4,705,317

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.50%, 03/01/2024 - 01/01/2059	$ 6,638,713	$ 6,735,506
6.00%, 02/01/2023 - 01/01/2053	5,827,619	5,918,594
7.00%, 11/01/2037	9,679	9,966
Federal National Mortgage Association REMIC
5.00%, 10/25/2025	12,103	11,976
5.50%, 03/25/2023 - 04/25/2023	2,138	2,131
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 2.14% (A), 01/25/2041	134,538	15,345
(1.00) * 1-Month LIBOR + 6.60%, 2.21% (A), 08/25/2035 - 06/25/2036	129,954	11,254
(1.00) * 1-Month LIBOR + 6.70%, 2.31% (A), 03/25/2036	135,162	12,932
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	498,680	377,519
Federal National Mortgage Association, Interest Only STRIPS
1.94% (A), 11/25/2033	3,160,452	282,746
1.98% (A), 11/25/2028 - 07/25/2030	4,501,110	390,114
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	10,418	9,154
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	491,000	452,098
3.72% (A), 01/25/2048 (B)	1,000,000	947,454
3.83% (A), 11/25/2047 (B)	1,000,000	951,894
3.94% (A), 06/25/2049 (B)	1,608,000	1,517,484
3.95% (A), 07/25/2049 (B)	440,000	437,059
4.07% (A), 11/25/2047 (B)	455,000	436,920
FREMF Trust Series 2018-W5FX, Class BFX, 3.66% (A), 04/25/2028 (B)	1,441,000	1,284,151
Government National Mortgage Association
2.00%, 11/20/2050	8,420,626	7,118,110
2.50%, 06/20/2050 - 09/20/2051	10,277,793	8,947,424
3.00%, 08/20/2051 - 01/20/2052	21,371,645	19,117,001
3.50%, 11/20/2049 - 03/20/2051	1,571,471	1,456,604
4.00%, 09/20/2052	7,081,984	6,710,455
4.25%, 12/20/2044	465,334	456,186
4.50%, 05/20/2048 - 08/20/2052	9,243,050	8,978,051
5.00%, 09/20/2052	6,227,928	6,178,109
5.50%, 11/20/2052	4,992,154	5,026,809
6.00%, 02/15/2024 - 11/20/2052	4,260,702	4,336,762
6.00%, TBA (H)	600,000	609,867
Government National Mortgage Association REMIC
1.65%, 01/20/2063 - 04/20/2063	6,986	6,503
1-Month LIBOR + 0.55%, 3.95% (A), 04/20/2062	687	674
3.97% (A), 11/16/2042	78,691	76,342
1-Month LIBOR + 0.45%, 4.29% (A), 03/20/2060 - 05/20/2062	3,485	3,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.55%, 4.39% (A), 07/20/2062	$ 293	$ 289
1-Month LIBOR + 0.65%, 4.49% (A), 05/20/2061	1,304	1,292
1-Month LIBOR + 1.00%, 4.84% (A), 12/20/2066	256,333	253,786
5.00%, 04/20/2041	268,475	270,783
5.21% (A), 07/20/2060	339	274
(3.50) * 1-Month LIBOR + 23.28%, 8.04% (A), 04/20/2037	19,124	20,277
Government National Mortgage Association REMIC, Interest Only STRIPS
1.23% (A), 06/20/2067	1,600,366	67,084
(1.00) * 1-Month LIBOR + 6.60%, 2.25% (A), 05/20/2041	41,475	2,433
7.50%, 04/20/2031	667	51
Government National Mortgage Association REMIC, Principal Only STRIPS Zero Coupon, 01/20/2038	5,903	4,763
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 04/15/2030	400,000	291,112
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	231,241
4.63%, 09/15/2060	155,000	146,153
5.88%, 04/01/2036	874,000	962,551
Tennessee Valley Authority, Interest Only STRIPS Zero Coupon, 07/15/2028	1,000,000	776,918

Total U.S. Government Agency Obligations (Cost $197,061,849)		183,197,948

U.S. GOVERNMENT OBLIGATIONS - 30.6%
U.S. Treasury - 30.6%
U.S. Treasury Bonds
1.13%, 05/15/2040	17,915,000	11,298,347
1.38%, 11/15/2040	2,100,000	1,375,582
1.75%, 08/15/2041	2,510,000	1,730,429
1.88%, 02/15/2051 - 11/15/2051	8,455,000	5,416,289
2.00%, 08/15/2051	30,000	19,837
2.25%, 05/15/2041 - 02/15/2052	19,486,000	14,090,675
2.38%, 05/15/2051	2,278,700	1,650,277
2.50%, 02/15/2045	840,000	637,284
2.88%, 05/15/2043 (F)	2,456,000	2,018,909
2.88%, 08/15/2045 - 05/15/2052	1,065,000	861,933
3.00%, 08/15/2052 (F)	785,000	652,777
3.13%, 02/15/2043	1,440,000	1,237,050
3.75%, 08/15/2041	2,100,000	2,004,680
3.88%, 08/15/2040	1,225,000	1,202,558
4.00%, 11/15/2042 (F)	2,625,300	2,587,151
4.00%, 11/15/2052	912,300	921,708
4.38%, 05/15/2040	250,000	261,631
U.S. Treasury Bonds, Principal Only STRIPS
02/15/2023 - 02/15/2035	7,407,000	7,049,588
05/15/2023 - 11/15/2026 (F)	9,155,000	8,745,797

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes
0.13%, 01/31/2023 (J)	$ 11,008,000	$ 10,974,825
0.25%, 09/30/2023 (J)	14,220,000	13,747,296
0.38%, 11/30/2025	7,000,000	6,267,461
0.38%, 01/31/2026 (F)	130,000	115,776
0.50%, 02/28/2026	2,665,000	2,377,471
0.75%, 04/30/2026	330,000	295,350
0.88%, 01/31/2024 (J)	1,280,000	1,228,350
0.88%, 06/30/2026	1,993,000	1,784,280
1.13%, 10/31/2026	58,950,000	52,797,094
1.25%, 03/31/2028 (F)	5,420,000	4,720,058
1.25%, 04/30/2028 - 08/15/2031	7,937,200	6,870,997
1.38%, 10/31/2028 (F)	34,110,000	29,506,482
1.50%, 11/30/2028	3,760,000	3,272,375
1.63%, 02/15/2026 - 05/15/2031	1,311,800	1,171,879
1.75%, 12/31/2026	130,000	119,179
2.00%, 06/30/2024 - 11/15/2026	406,000	381,726
2.00%, 08/15/2025 (F)	700,000	661,500
2.13%, 02/29/2024 (F)	2,205,000	2,141,348
2.25%, 03/31/2024	14,900,000	14,461,148
2.25%, 11/15/2024 - 02/15/2027 (F)	482,000	457,098
2.38%, 03/31/2029	3,250,000	2,961,943
2.50%, 08/15/2023 - 03/31/2027	18,916,000	18,159,403
2.63%, 05/31/2027	42,324,000	39,956,501
2.75%, 05/31/2023 - 02/15/2024	1,809,000	1,773,199
2.88%, 04/30/2025 - 05/15/2028	530,000	505,063
3.00%, 07/15/2025	43,730,000	42,389,061
3.88%, 11/30/2029	4,933,600	4,912,015
4.13%, 09/30/2027 - 11/15/2032	4,820,000	4,889,944

		332,661,324

U.S. Treasury Inflation-Protected Securities - 0.0% (E)
U.S. Treasury Inflation-Protected Indexed Bonds 2.50%, 01/15/2029	69,393	72,427

Total U.S. Government Obligations (Cost $366,030,114)		332,733,751

	Shares	Value
COMMON STOCKS - 26.7%
Australia - 0.2%
BHP Group Ltd.	39,809	1,236,754
Woodside Energy Group Ltd. (F)	22,022	531,376

		1,768,130

Austria - 0.0% (E)
Erste Group Bank AG	12,548	401,617

Belgium - 0.1%
KBC Group NV	22,931	1,474,752

Canada - 0.0% (E)
Fairfax Financial Holdings Ltd. (F)	408	242,401
Ritchie Bros Auctioneers, Inc.	4,074	235,599

		478,000

Denmark - 0.5%
Carlsberg AS, Class B	11,965	1,590,097
Coloplast AS, Class B	3,178	371,471
Genmab AS (K)	391	165,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Denmark (continued)
Novo Nordisk AS, Class B	23,284	$ 3,143,950

		5,271,052

Finland - 0.2%
Kone OYJ, Class B	8,024	414,863
Nordea Bank Abp	125,970	1,348,206

		1,763,069

France - 1.9%
Air Liquide SA	3,994	566,060
Airbus SE	13,576	1,613,389
AXA SA	31,656	882,904
BNP Paribas SA	13,302	758,233
Capgemini SE	3,966	662,071
Cie Generale des Etablissements Michelin SCA	58,111	1,616,394
Kering SA	1,399	712,089
L’Oreal SA	2,401	857,402
LVMH Moet Hennessy Louis Vuitton SE	7,556	5,499,246
Pernod Ricard SA	3,678	723,445
Safran SA	8,010	1,002,507
Schneider Electric SE	5,165	722,734
TotalEnergies SE (F)	29,118	1,828,082
Vinci SA	35,519	3,547,007

		20,991,563

Germany - 0.6%
adidas AG	2,869	391,445
Allianz SE	5,103	1,097,417
Delivery Hero SE (B) (K)	5,160	247,343
Deutsche Boerse AG	4,224	729,783
Deutsche Telekom AG	36,864	735,475
Infineon Technologies AG	15,190	462,275
Muenchener Rueckversicherungs- Gesellschaft AG	2,650	862,354
RWE AG	45,728	2,035,810
Symrise AG	4,059	441,665

		7,003,567

Hong Kong - 0.3%
AIA Group Ltd.	179,600	1,997,230
Hong Kong Exchanges & Clearing Ltd.	12,300	531,367
Techtronic Industries Co. Ltd.	36,500	407,299

		2,935,896

India - 0.3%
HDFC Bank Ltd., ADR	41,243	2,821,434

Ireland - 0.2%
Jazz Pharmaceuticals PLC (K)	1,512	240,877
Linde PLC (K)	1,342	438,792
Medtronic PLC	1,853	144,015
Trane Technologies PLC	7,503	1,261,179

		2,084,863

Israel - 0.0% (E)
SolarEdge Technologies, Inc. (K)	1,258	356,354

Japan - 1.5%
Bridgestone Corp. (F)	18,200	650,535
Daikin Industries Ltd.	4,600	708,016
FANUC Corp.	5,700	861,471
Hoya Corp.	18,200	1,761,894

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Keyence Corp.	4,700	$ 1,841,466
Kyowa Kirin Co. Ltd.	20,400	469,430
Makita Corp. (F)	9,400	220,603
Mitsubishi UFJ Financial Group, Inc.	70,300	476,202
Nidec Corp.	7,100	369,986
Nippon Telegraph & Telephone Corp.	36,400	1,043,407
Recruit Holdings Co. Ltd.	15,300	486,956
Shin-Etsu Chemical Co. Ltd.	19,400	2,398,392
SMC Corp.	1,071	453,567
Sony Group Corp.	12,700	971,080
Sumitomo Mitsui Financial Group, Inc.	13,100	528,632
Tokio Marine Holdings, Inc.	39,700	855,317
Tokyo Electron Ltd.	5,500	1,629,381

		15,726,335

Luxembourg - 0.0% (E)
Perimeter Solutions SA (K)	20,276	185,323

Netherlands - 0.9%
ASML Holding NV	7,671	4,136,913
ING Groep NV	48,908	596,202
NXP Semiconductors NV	24,072	3,804,098
Stellantis NV	92,270	1,310,090

		9,847,303

Republic of Korea - 0.1%
Samsung Electronics Co. Ltd., GDR	595	657,475

Singapore - 0.1%
DBS Group Holdings Ltd.	47,600	1,205,459

Spain - 0.1%
Iberdrola SA	94,427	1,104,797

Sweden - 0.4%
Assa Abloy AB, B Shares	20,961	449,357
Atlas Copco AB, A Shares	46,841	552,583
Svenska Handelsbanken AB, A Shares	63,312	637,680
Volvo AB, B Shares	166,152	3,001,129

		4,640,749

Switzerland - 0.5%
Chubb Ltd.	1,344	296,486
Garmin Ltd.	1,698	156,709
Lonza Group AG	1,064	521,385
Nestle SA	18,972	2,198,302
Roche Holding AG	5,582	1,753,713
Straumann Holding AG	1,673	191,066

		5,117,661

Taiwan - 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,526	2,124,902

United Kingdom - 1.6%
Anglo American PLC	17,636	690,056
AstraZeneca PLC	32,954	4,469,222
BP PLC	387,862	2,226,834
Diageo PLC	100,826	4,449,116
Ferguson PLC	4,782	603,557
Haleon PLC (K)	8,981	35,542
London Stock Exchange Group PLC	6,539	564,124
Persimmon PLC	1,462	21,510
Prudential PLC	44,405	605,281

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
RELX PLC	31,690	$ 876,559
Rio Tinto PLC	17,507	1,227,152
Shell PLC	67,208	1,889,901

		17,658,854

United States - 17.0%
AbbVie, Inc.	30,505	4,929,913
Advanced Micro Devices, Inc. (K)	23,686	1,534,142
Alaska Air Group, Inc. (K)	4,377	187,948
Albertsons Cos., Inc., Class A	4,898	101,585
Allegro MicroSystems, Inc. (K)	8,359	250,937
Alnylam Pharmaceuticals, Inc. (K)	1,454	345,543
Alphabet, Inc., Class C (K)	16,741	1,485,429
Amazon.com, Inc. (K)	88,312	7,418,208
American Electric Power Co., Inc.	1,596	151,540
American Express Co.	11,931	1,762,805
American Homes 4 Rent, Class A, REIT	7,527	226,864
American International Group, Inc.	1,754	110,923
AmerisourceBergen Corp.	2,772	459,348
AMETEK, Inc.	3,014	421,116
Amgen, Inc.	956	251,084
Analog Devices, Inc.	15,329	2,514,416
Apple Hospitality, Inc., REIT	7,718	121,790
Apple, Inc.	24,554	3,190,301
AptarGroup, Inc.	3,363	369,863
Aramark	6,540	270,364
Arista Networks, Inc. (K)	1,144	138,824
Atmos Energy Corp.	2,790	312,675
AutoZone, Inc. (K)	159	392,123
Axalta Coating Systems Ltd. (K)	16,205	412,741
Baker Hughes Co.	42,040	1,241,441
Bank of America Corp.	136,238	4,512,203
Bath & Body Works, Inc.	4,325	182,255
BellRing Brands, Inc. (K)	5,471	140,276
Berkshire Hathaway, Inc., Class B (K)	2,711	837,428
Best Buy Co., Inc.	1,660	133,149
BJ’s Wholesale Club Holdings, Inc. (K)	4,894	323,787
Black Knight, Inc. (K)	5,340	329,745
Blackstone, Inc.	4,410	327,178
Booking Holdings, Inc. (K)	1,173	2,363,923
Boston Scientific Corp. (K)	64,773	2,997,047
Bright Horizons Family Solutions, Inc. (K)	4,958	312,850
Bristol-Myers Squibb Co.	54,646	3,931,780
Brixmor Property Group, Inc., REIT	10,886	246,786
Broadridge Financial Solutions, Inc., ADR	1,932	259,139
Brunswick Corp.	4,913	354,129
Bumble, Inc., Class A (K)	8,074	169,958
Burlington Stores, Inc. (K)	3,420	693,439
Capital One Financial Corp.	6,080	565,197
Carlisle Cos., Inc.	793	186,870
Carter’s, Inc. (F)	2,123	158,397
Casey’s General Stores, Inc.	1,239	277,970
Catalent, Inc. (K)	4,780	215,148
Cboe Global Markets, Inc.	2,562	321,454
CBRE Group, Inc., Class A (K)	3,121	240,192
Centene Corp. (K)	2,076	170,253
Certara, Inc. (K)	12,362	198,657
Charles Schwab Corp.	10,342	861,075
Charter Communications, Inc., Class A (K)	3,901	1,322,829

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Chemed Corp.	655	$ 334,332
Cheniere Energy, Inc.	2,057	308,468
Chevron Corp.	19,747	3,544,389
Cigna Corp.	730	241,878
Cisco Systems, Inc.	3,252	154,925
Citigroup, Inc.	4,544	205,525
Citizens Financial Group, Inc.	9,710	382,283
Clearwater Analytics Holdings, Inc., Class A (F) (K)	13,717	257,194
CME Group, Inc.	16,114	2,709,730
CNA Financial Corp.	2,524	106,715
Cognex Corp.	6,684	314,883
Columbia Sportswear Co.	1,746	152,915
Commerce Bancshares, Inc.	3,146	214,148
CommScope Holding Co., Inc. (K)	6,661	48,958
Confluent, Inc., Class A (K)	8,134	180,900
ConocoPhillips	19,320	2,279,760
Constellation Brands, Inc., Class A	1,471	340,904
Cooper Cos., Inc.	958	316,782
Copart, Inc. (K)	6,881	418,984
Coterra Energy, Inc.	8,246	202,604
Crowdstrike Holdings, Inc., Class A (K)	1,209	127,296
Crown Holdings, Inc.	3,570	293,490
CubeSmart, REIT	8,061	324,455
Cullen / Frost Bankers, Inc.	2,044	273,283
Cushman & Wakefield PLC (F) (K)	22,859	284,823
CVS Health Corp.	4,445	414,230
Deere & Co.	7,543	3,234,137
Definitive Healthcare Corp. (F) (K)	12,584	138,298
Dexcom, Inc. (K)	3,070	347,647
Dick’s Sporting Goods, Inc.	1,823	219,289
Dollar General Corp.	534	131,497
Douglas Dynamics, Inc.	5,297	191,540
Dover Corp.	2,455	332,432
Driven Brands Holdings, Inc. (K)	11,517	314,529
EastGroup Properties, Inc., REIT	2,959	438,110
Eastman Chemical Co.	8,232	670,414
Eaton Corp. PLC	8,377	1,314,770
Edison International	2,591	164,839
Eli Lilly & Co.	1,151	421,082
Encompass Health Corp.	7,081	423,515
Energizer Holdings, Inc. (F)	4,327	145,171
Entegris, Inc.	5,665	371,567
Entergy Corp.	1,386	155,925
Envestnet, Inc. (K)	3,966	244,702
EOG Resources, Inc.	5,992	776,084
Equifax, Inc.	997	193,777
Estee Lauder Cos., Inc., Class A	1,172	290,785
Evercore, Inc., Class A	2,946	321,350
Exact Sciences Corp. (K)	4,483	221,953
Exelixis, Inc. (K)	8,699	139,532
FactSet Research Systems, Inc.	795	318,962
Federal Realty Investment Trust, REIT	1,938	195,816
FedEx Corp.	1,206	208,879
First Advantage Corp. (K)	17,016	221,208
First Republic Bank	1,547	188,564
FleetCor Technologies, Inc. (K)	860	157,965
Focus Financial Partners, Inc., Class A (K)	8,062	300,471
Fortune Brands Innovations, Inc.	9,844	562,191

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Freeport-McMoRan, Inc.	6,302	$ 239,476
Gap, Inc. (F)	6,075	68,526
Generac Holdings, Inc. (K)	2,118	213,198
General Dynamics Corp.	1,107	274,658
Global Payments, Inc.	2,262	224,662
Guidewire Software, Inc. (K)	3,664	229,220
Hartford Financial Services Group, Inc.	2,531	191,926
Hayward Holdings, Inc. (F) (K)	20,415	191,901
HCA Healthcare, Inc.	1,321	316,987
HealthEquity, Inc. (K)	4,334	267,148
Hillman Solutions Corp. (F) (K)	30,735	221,599
Hilton Worldwide Holdings, Inc.	2,802	354,061
Home Depot, Inc.	407	128,555
Honeywell International, Inc.	1,249	267,661
Horizon Therapeutics PLC (K)	4,951	563,424
Hubbell, Inc.	1,122	263,311
HubSpot, Inc. (K)	500	144,565
IAA, Inc. (K)	6,737	269,480
IAC, Inc. (K)	4,320	191,808
ICU Medical, Inc. (K)	1,588	250,078
IDEX Corp.	907	207,095
Ingersoll Rand, Inc.	6,307	329,541
Insulet Corp. (K)	905	266,423
International Business Machines Corp.	1,489	209,785
Intuit, Inc.	5,882	2,289,392
Intuitive Surgical, Inc. (K)	6,036	1,601,653
Invesco Ltd.	2,835	51,002
ITT, Inc.	1,603	130,003
Jack Henry & Associates, Inc.	1,257	220,679
JBG SMITH Properties, REIT	5,258	99,797
Johnson & Johnson	2,740	484,021
Keurig Dr. Pepper, Inc.	4,302	153,409
Keysight Technologies, Inc. (K)	1,316	225,128
Kimco Realty Corp., REIT	15,130	320,453
Kinder Morgan, Inc.	17,515	316,671
Kinsale Capital Group, Inc.	905	236,676
Knight-Swift Transportation Holdings, Inc.	4,870	255,237
Kraft Heinz Co.	8,467	344,692
Laboratory Corp. of America Holdings	1,080	254,318
Lam Research Corp.	551	231,585
Lamar Advertising Co., Class A, REIT	1,859	175,490
Lamb Weston Holdings, Inc.	3,649	326,075
Landstar System, Inc.	1,837	299,247
LCI Industries	1,384	127,951
Leidos Holdings, Inc.	1,451	152,631
Lennox International, Inc.	1,360	325,353
Liberty Broadband Corp., Class C (K)	2,792	212,946
Liberty Media Corp. - Liberty SiriusXM, Class C (K)	5,812	227,424
Lincoln Electric Holdings, Inc.	2,804	405,150
LKQ Corp.	6,764	361,265
Loews Corp.	9,969	581,492
Lowe’s Cos., Inc.	1,454	289,695
LPL Financial Holdings, Inc.	1,671	361,220
Lyft, Inc., Class A (K)	8,246	90,871
M&T Bank Corp.	3,836	556,450
Manhattan Associates, Inc. (K)	2,174	263,924
Marriott International, Inc., Class A	16,954	2,524,281

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Marsh & McLennan Cos., Inc.	395	$ 65,365
Martin Marietta Materials, Inc.	1,099	371,429
Marvell Technology, Inc.	4,578	169,569
Mastercard, Inc., Class A	13,643	4,744,080
McDonald’s Corp.	3,936	1,037,254
McKesson Corp.	1,065	399,503
Merck & Co., Inc.	2,514	278,928
Meta Platforms, Inc., Class A (K)	19,596	2,358,183
Mettler-Toledo International, Inc. (K)	189	273,190
MGIC Investment Corp.	8,912	115,856
Microsoft Corp.	45,268	10,856,172
Mid-America Apartment Communities, Inc., REIT	3,477	545,854
Middleby Corp. (K)	1,098	147,022
Moelis & Co., Class A	6,719	257,808
Mohawk Industries, Inc. (K)	2,035	208,018
Molina Healthcare, Inc. (K)	997	329,229
MongoDB, Inc. (K)	939	184,833
Morgan Stanley	5,579	474,327
MSA Safety, Inc.	2,896	417,574
Murphy USA, Inc.	570	159,338
Natera, Inc. (K)	2,897	116,372
National Retail Properties, Inc., REIT	7,186	328,831
National Vision Holdings, Inc. (F) (K)	1,908	73,954
nCino, Inc. (F) (K)	8,259	218,368
Newell Brands, Inc.	13,549	177,221
Nexstar Media Group, Inc.	593	103,793
NextEra Energy, Inc.	32,402	2,708,807
NIKE, Inc., Class B	23,125	2,705,856
Nordson Corp.	1,270	301,904
Norfolk Southern Corp.	592	145,881
Northern Trust Corp.	2,415	213,703
Northrop Grumman Corp.	403	219,881
NVIDIA Corp.	4,128	603,266
Old Dominion Freight Line, Inc.	569	161,471
Outfront Media, Inc., REIT	15,699	260,289
Packaging Corp. of America	2,289	292,786
Palo Alto Networks, Inc. (K)	2,853	398,108
Performance Food Group Co. (K)	7,104	414,803
PG&E Corp. (K)	13,975	227,233
Philip Morris International, Inc.	2,373	240,171
Phillips 66	3,222	335,346
Planet Fitness, Inc., Class A (K)	4,418	348,138
PNC Financial Services Group, Inc.	2,618	413,487
Pool Corp.	1,293	390,913
Post Holdings, Inc. (K)	2,757	248,847
Power Integrations, Inc.	5,171	370,864
Procter & Gamble Co.	2,389	362,077
Progressive Corp.	21,068	2,732,730
Prologis, Inc., REIT	22,021	2,482,427
Public Service Enterprise Group, Inc.	2,098	128,544
Public Storage, REIT	480	134,491
Q2 Holdings, Inc. (K)	6,295	169,147
QUALCOMM, Inc.	3,295	362,252
Quanta Services, Inc.	4,816	686,280
QuidelOrtho Corp. (K)	2,873	246,130
Ralph Lauren Corp.	1,860	196,546
Rayonier, Inc., REIT	7,282	240,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Raytheon Technologies Corp.	4,341	$ 438,094
RBC Bearings, Inc. (K)	1,357	284,088
Regeneron Pharmaceuticals, Inc. (K)	3,976	2,868,644
Reynolds Consumer Products, Inc. (F)	8,626	258,607
RLI Corp.	2,385	313,079
Ross Stores, Inc.	21,060	2,444,434
Royal Caribbean Cruises Ltd. (F) (K)	2,859	141,320
Royalty Pharma PLC, Class A	7,166	283,200
Ryman Hospitality Properties, Inc., REIT	2,335	190,956
S&P Global, Inc.	6,209	2,079,642
ServiceNow, Inc. (K)	796	309,063
ServisFirst Bancshares, Inc.	3,416	235,397
Signature Bank	2,316	266,850
Simpson Manufacturing Co., Inc.	3,034	268,994
SS&C Technologies Holdings, Inc.	5,422	282,269
StepStone Group, Inc., Class A	11,604	292,189
Stericycle, Inc. (K)	5,901	294,401
STERIS PLC	1,896	350,172
Sun Communities, Inc., REIT	5,148	736,164
SVB Financial Group (K)	1,768	406,888
Syneos Health, Inc. (K)	5,244	192,350
Synopsys, Inc. (K)	1,136	362,713
Sysco Corp.	1,835	140,286
T-Mobile US, Inc. (K)	10,287	1,440,180
T. Rowe Price Group, Inc.	1,653	180,276
Target Corp.	7,064	1,052,819
TD SYNNEX Corp.	1,823	172,656
Teradyne, Inc.	2,330	203,525
Tesla, Inc. (K)	8,505	1,047,646
Texas Instruments, Inc.	2,131	352,084
Texas Roadhouse, Inc.	1,841	167,439
Thermo Fisher Scientific, Inc.	758	417,423
Thor Industries, Inc. (F)	932	70,357
Timken Co.	1,882	133,001
Toro Co.	5,681	643,089
Tractor Supply Co.	1,306	293,811
Trade Desk, Inc., Class A (K)	2,956	132,517
TransUnion	5,985	339,649
Travelers Cos., Inc.	2,311	433,289
Truist Financial Corp.	32,594	1,402,520
Tyler Technologies, Inc. (K)	996	321,120
Uber Technologies, Inc. (K)	75,242	1,860,735
Union Pacific Corp.	10,379	2,149,180
United Parcel Service, Inc., Class B	12,593	2,189,167
UnitedHealth Group, Inc.	7,786	4,127,981
US Bancorp	6,499	283,421
Vail Resorts, Inc.	1,577	375,878
Verizon Communications, Inc.	9,935	391,439
Vertex Pharmaceuticals, Inc. (K)	642	185,397
Vulcan Materials Co.	656	114,872
Waste Connections, Inc.	2,584	342,535
Wells Fargo & Co.	53,112	2,192,994
Welltower, Inc., REIT	1,535	100,619
Wendy’s Co.	14,790	334,698
West Pharmaceutical Services, Inc.	1,203	283,126
Western Alliance Bancorp	5,548	330,439
Westrock Co.	4,533	159,380
WEX, Inc. (K)	2,497	408,634

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Weyerhaeuser Co., REIT	11,569	$ 358,639
Williams Cos., Inc.	9,116	299,916
WillScot Mobile Mini Holdings Corp. (K)	10,276	464,167
Wintrust Financial Corp.	3,634	307,146
Wolfspeed, Inc. (F) (K)	1,796	123,996
Woodward, Inc.	2,548	246,162
Xcel Energy, Inc.	4,650	326,011
Yum! Brands, Inc.	10,740	1,375,579
Zebra Technologies Corp., Class A (K)	756	193,846
Zimmer Biomet Holdings, Inc.	1,291	164,602
Zoom Video Communications, Inc., Class A (K)	3,439	232,958
Zscaler, Inc. (K)	960	107,424

		184,835,767

Uruguay - 0.0% (E)
Globant SA (K)	1,201	201,960

Total Common Stocks (Cost $302,089,578)		290,656,882

PREFERRED STOCK - 0.1%
Germany - 0.1%
Volkswagen AG, 22.88% (L)	7,473	931,298

Total Preferred Stock (Cost $1,193,011)		931,298

INVESTMENT COMPANY - 0.1%
United States - 0.1%
JPMorgan High Yield Fund	113,638	697,736

Total Investment Company (Cost $814,856)		697,736

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bills
1.48% (L), 02/23/2023 (J)	$237,000	235,574
1.69% (L), 02/23/2023	50,000	49,699
1.73% (L), 02/23/2023	60,000	59,639
2.36% (L), 02/23/2023	110,000	109,338
2.74% (L), 02/23/2023	177,000	175,935
2.75% (L), 02/23/2023	70,000	69,579
3.31% (L), 07/13/2023 (F) (J)	742,000	724,366
3.66% (L), 01/19/2023	1,360,000	1,357,812
3.86% (L), 07/13/2023	70,000	68,336
3.89% (L), 07/13/2023	70,000	68,336
4.13% (L), 02/23/2023	35,000	34,789
4.16% (L), 02/23/2023	40,000	39,759
4.30% (L), 02/23/2023	60,000	59,639

Total Short-Term U.S. Government Obligations (Cost $3,060,232)		3,052,801

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (L)	11,494,677	$ 11,494,677

Total Other Investment Company (Cost $11,494,677)		11,494,677

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 1.80% (L), dated 12/30/2022, to be repurchased at $40,290,012 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.75% - 2.75%, due 12/31/2023 - 02/15/2024, and with a total value of $41,087,711.	$40,281,956	40,281,956

Total Repurchase Agreement (Cost $40,281,956)		40,281,956

Total Investments (Cost $1,188,428,323)		1,095,896,329
Net Other Assets (Liabilities) - (0.7)%		(7,254,576)

Net Assets - 100.0%		$1,088,641,753

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	233	03/31/2023	$47,810,250	$47,783,203	$—	$(27,047)
10-Year U.S. Treasury Notes	415	03/22/2023	46,999,969	46,603,203	—	(396,766)
10-Year U.S. Treasury Ultra Notes	188	03/22/2023	22,532,324	22,236,875	—	(295,449)
30-Year U.S. Treasury Bonds	182	03/22/2023	23,033,357	22,812,562	—	(220,795)
MSCI EAFE Index	30	03/17/2023	2,954,826	2,924,100	—	(30,726)
MSCI Emerging Markets Index	231	03/17/2023	11,125,703	11,081,070	—	(44,633)
S&P 500® E-Mini Index	159	03/17/2023	30,821,621	30,694,950	—	(126,671)
U.S. Treasury Ultra Bonds	167	03/22/2023	22,466,802	22,430,188	—	(36,614)

Total					$—	$(1,178,701)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(688)	03/31/2023	$(74,329,758)	$(74,255,625)	$74,133	$—
E-Mini Russell 1000® Index	(367)	03/17/2023	(33,153,951)	(32,646,110)	507,841	—
E-Mini Russell 2000® Index	(83)	03/17/2023	(7,518,576)	(7,349,235)	169,341	—
EURO STOXX 50® Index	(533)	03/17/2023	(22,372,930)	(21,595,302)	777,628	—
German Euro Bund	(333)	03/08/2023	(50,451,202)	(47,384,185)	3,067,017	—
S&P Midcap 400® E-Mini Index	(79)	03/17/2023	(19,642,052)	(19,296,540)	345,512	—
S&P/TSX 60 Index	(65)	03/16/2023	(11,169,330)	(11,232,422)	—	(63,092)
TOPIX Index	(77)	03/09/2023	(11,390,752)	(11,097,646)	293,106	—

Total					$5,234,578	$(63,092)

Total Futures Contracts					$5,234,578	$(1,241,793)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	30.4%	$332,733,751
U.S. Government Agency Obligations	16.7	183,197,948
Banks	6.8	74,743,583
Electric Utilities	2.7	29,469,567
Oil, Gas & Consumable Fuels	2.7	29,465,062
Capital Markets	2.5	27,029,371
Semiconductors & Semiconductor Equipment	2.4	26,031,359
Software	2.0	21,887,910
Pharmaceuticals	1.9	20,652,736
Health Care Providers & Services	1.7	18,221,330
Insurance	1.4	15,854,045
Biotechnology	1.2	13,647,552
Machinery	1.1	12,472,116
Hotels, Restaurants & Leisure	1.1	12,016,846
Equity Real Estate Investment Trusts	1.1	12,009,401
Beverages	1.0	11,365,591
Textiles, Apparel & Luxury Goods	0.9	9,816,494
Diversified Telecommunication Services	0.9	9,628,886
Road & Rail	0.9	9,539,550
Health Care Equipment & Supplies	0.8	9,071,488
Aerospace & Defense	0.8	8,841,905
Internet & Direct Marketing Retail	0.8	8,646,837
IT Services	0.8	8,430,555
Asset-Backed Securities	0.7	7,404,109
Media	0.7	7,154,086
Specialty Retail	0.6	7,061,561
Consumer Finance	0.6	6,568,033
Chemicals	0.6	6,263,525
Wireless Telecommunication Services	0.5	5,390,725
Technology Hardware, Storage & Peripherals	0.5	5,338,525
Metals & Mining	0.5	5,073,784
Food Products	0.5	5,009,244
Tobacco	0.4	4,912,529
Interactive Media & Services	0.4	4,868,566
Construction & Engineering	0.4	4,697,454
Diversified Financial Services	0.4	4,322,768
Multi-Utilities	0.4	4,274,398
Automobiles	0.4	4,056,486
Building Products	0.3	3,761,960
Foreign Government Obligations	0.3	3,521,385
Electrical Equipment	0.3	3,433,800
Electronic Equipment, Instruments & Components	0.3	2,747,979
Commercial Services & Supplies	0.2	2,562,482
Air Freight & Logistics	0.2	2,519,448
Auto Components	0.2	2,394,880
Entertainment	0.2	2,180,742
Professional Services	0.2	2,157,094
Mortgage-Backed Securities	0.2	2,095,519
Independent Power & Renewable Electricity Producers	0.2	2,033,803
Gas Utilities	0.2	1,930,152
Household Durables	0.2	1,892,760
Airlines	0.2	1,804,013
Life Sciences Tools & Services	0.2	1,794,294
Food & Staples Retailing	0.2	1,705,195
Personal Products	0.2	1,650,338
Multiline Retail	0.1	1,524,695
Trading Companies & Distributors	0.1	1,522,286
Energy Equipment & Services	0.1	1,473,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Industrial Conglomerates	0.1%		$1,468,149
Diversified Consumer Services	0.1		1,424,560
Containers & Packaging	0.1		1,115,519
Household Products	0.1		765,855
Distributors	0.1		752,178
U.S. Fixed Income Funds	0.1		697,736
Leisure Products	0.1		546,030
Real Estate Management & Development	0.0	(E)	525,015
Construction Materials	0.0	(E)	486,301
Internet & Catalog Retail	0.0	(E)	412,717
Communications Equipment	0.0	(E)	342,707
Health Care Technology	0.0	(E)	336,955
Transportation Infrastructure	0.0	(E)	154,000
Thrifts & Mortgage Finance	0.0	(E)	115,856
Water Utilities	0.0	(E)	46,966

Investments	95.0		1,041,066,895
Short-Term Investments	5.0		54,829,434

Total Investments	100.0%		$1,095,896,329

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$7,404,109	$—	$7,404,109
Corporate Debt Securities	—	219,828,267	—	219,828,267
Foreign Government Obligations	—	3,521,385	—	3,521,385
Mortgage-Backed Securities	—	2,095,519	—	2,095,519
U.S. Government Agency Obligations	—	183,197,948	—	183,197,948
U.S. Government Obligations	—	332,733,751	—	332,733,751
Common Stocks	197,564,579	93,092,303	—	290,656,882
Preferred Stock	—	931,298	—	931,298
Investment Company	697,736	—	—	697,736
Short-Term U.S. Government Obligations	—	3,052,801	—	3,052,801
Other Investment Company	11,494,677	—	—	11,494,677
Repurchase Agreement	—	40,281,956	—	40,281,956

Total Investments	$209,756,992	$886,139,337	$—	$1,095,896,329

Other Financial Instruments
Futures Contracts (N)	$5,234,578	$—	$—	$5,234,578

Total Other Financial Instruments	$5,234,578	$—	$—	$5,234,578

LIABILITIES
Other Financial Instruments
Futures Contracts (N)	$(1,241,793)	$—	$—	$(1,241,793)

Total Other Financial Instruments	$(1,241,793)	$—	$—	$(1,241,793)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (D)	$—	$—	$—	$962,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $66,811,979, representing 6.1% of the Portfolio’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $1,219,960, representing 0.1% of the Portfolio’s net assets.
(D)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $36,524,104, collateralized by cash collateral of $11,494,677 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,881,158. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Rounds to less than $1 or $(1).
(J)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $11,976,462.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at December 31, 2022.
(M)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $1,148,146,367) (including securities loaned of $36,524,104)	$1,055,614,373
Repurchase agreement, at value (cost $40,281,956)	40,281,956
Cash	1,540,973
Foreign currency, at value (cost $33,057)	25,740
Receivables and other assets:
Investments sold	163,999
Net income from securities lending	9,465
Shares of beneficial interest sold	55,992
Dividends	347,243
Interest	4,711,048
Tax reclaims	311,016
Variation margin receivable on futures contracts	2,079,500
Litigation	4,636

Total assets	1,105,145,941

Liabilities:
Cash collateral received upon return of:
Securities on loan	11,494,677
Payables and other liabilities:
Investments purchased	2,666,486
When-issued, delayed-delivery, forward and TBA commitments purchased	611,625
Shares of beneficial interest redeemed	411,617
Investment management fees	665,848
Distribution and service fees	221,275
Transfer agent costs	1,296
Trustees, CCO and deferred compensation fees	8,414
Audit and tax fees	44,767
Custody fees	67,410
Legal fees	6,637
Printing and shareholder reports fees	289,623
Other accrued expenses	14,513

Total liabilities	16,504,188

Net assets	$1,088,641,753

Net assets consist of:
Capital stock ($0.01 par value)	$886,608
Additional paid-in capital	1,244,660,077
Total distributable earnings (accumulated losses)	(156,904,932)

Net assets	$1,088,641,753

Net assets by class:
Initial Class	$63,612,465
Service Class	1,025,029,288

Shares outstanding:
Initial Class	5,521,614
Service Class	83,139,161

Net asset value and offering price per share:
Initial Class	$11.52
Service Class	12.33

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$6,078,522
Interest income	21,612,790
Net income from securities lending	120,884
Withholding taxes on foreign income	(351,792)

Total investment income	27,460,404

Expenses:
Investment management fees	8,547,064
Distribution and service fees:
Service Class	2,852,601
Transfer agent costs	12,654
Trustees, CCO and deferred compensation fees	51,247
Audit and tax fees	72,466
Custody fees	294,940
Legal fees	67,557
Other	85,726

Total expenses	11,984,255

Net investment income (loss)	15,476,149

Net realized gain (loss) on:
Investments	(59,252,192)
Futures contracts	(19,857,745)
Foreign currency transactions	70,070

Net realized gain (loss)	(79,039,867)

Net change in unrealized appreciation (depreciation) on:
Investments	(148,941,632)
Futures contracts	3,769,258
Translation of assets and liabilities denominated in foreign currencies	18,467

Net change in unrealized appreciation (depreciation)	(145,153,907)

Net realized and change in unrealized gain (loss)	(224,193,774)

Net increase (decrease) in net assets resulting from operations	$(208,717,625)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$15,476,149	$16,984,578
Net realized gain (loss)	(79,039,867)	129,421,798
Net change in unrealized appreciation (depreciation)	(145,153,907)	(79,752,741)

Net increase (decrease) in net assets resulting from operations	(208,717,625)	66,653,635

Dividends and/or distributions to shareholders:
Initial Class	(8,927,362)	(6,450,229)
Service Class	(135,286,893)	(100,202,510)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(144,214,255)	(106,652,739)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,860,492	6,167,008
Service Class	2,931,112	30,091,179

	6,791,604	36,258,187

Dividends and/or distributions reinvested:
Initial Class	8,927,362	6,450,229
Service Class	135,286,893	100,202,510

	144,214,255	106,652,739

Cost of shares redeemed:
Initial Class	(10,268,595)	(11,314,187)
Service Class	(135,956,789)	(130,166,062)

	(146,225,384)	(141,480,249)

Net increase (decrease) in net assets resulting from capital share transactions	4,780,475	1,430,677

Net increase (decrease) in net assets	(348,151,405)	(38,568,427)

Net assets:
Beginning of year	1,436,793,158	1,475,361,585

End of year	$1,088,641,753	$1,436,793,158

Capital share transactions - shares:
Shares issued:
Initial Class	295,166	388,816
Service Class	216,681	1,758,353

	511,847	2,147,169

Shares reinvested:
Initial Class	750,199	416,412
Service Class	10,610,737	6,098,753

	11,360,936	6,515,165

Shares redeemed:
Initial Class	(771,174)	(704,573)
Service Class	(9,615,663)	(7,704,932)

	(10,386,837)	(8,409,505)

Net increase (decrease) in shares outstanding:
Initial Class	274,191	100,655
Service Class	1,211,755	152,174

	1,485,946	252,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.60	$16.13	$15.08	$13.96	$15.16

Investment operations:
Net investment income (loss) (A)	0.20	0.22	0.27	0.33	0.32
Net realized and unrealized gain (loss)	(2.46)	0.57	1.55	1.36	(0.74)

Total investment operations	(2.26)	0.79	1.82	1.69	(0.42)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.31)	(0.38)	(0.37)	(0.34)
Net realized gains	(1.55)	(1.01)	(0.39)	(0.20)	(0.44)

Total dividends and/or distributions to shareholders	(1.82)	(1.32)	(0.77)	(0.57)	(0.78)

Net asset value, end of year	$11.52	$15.60	$16.13	$15.08	$13.96

Total return	(14.80)%	4.91%	12.36%	12.18%	(2.94)%

Ratio and supplemental data:
Net assets end of year (000’s)	$63,613	$81,871	$83,030	$79,367	$80,793
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.78%	0.77%	0.78%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.78%	0.77%	0.77%
Net investment income (loss) to average net assets	1.52%	1.39%	1.77%	2.20%	2.18%
Portfolio turnover rate	106%	83%	73%	45%	58%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.54	$17.03	$15.88	$14.67	$15.89

Investment operations:
Net investment income (loss) (A)	0.18	0.19	0.25	0.30	0.30
Net realized and unrealized gain (loss)	(2.61)	0.59	1.63	1.44	(0.78)

Total investment operations	(2.43)	0.78	1.88	1.74	(0.48)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.26)	(0.34)	(0.33)	(0.30)
Net realized gains	(1.55)	(1.01)	(0.39)	(0.20)	(0.44)

Total dividends and/or distributions to shareholders	(1.78)	(1.27)	(0.73)	(0.53)	(0.74)

Net asset value, end of year	$12.33	$16.54	$17.03	$15.88	$14.67

Total return	(15.03)%	4.63%	12.10%	11.91%	(3.19)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,025,029	$1,354,922	$1,392,332	$1,308,451	$1,234,443
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%	1.03%	1.02%	1.03%
Including waiver and/or reimbursement and recapture	1.00%	1.02%	1.03%	1.02%	1.02%
Net investment income (loss) to average net assets	1.26%	1.14%	1.52%	1.95%	1.93%
Portfolio turnover rate	106%	83%	73%	45%	58%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,309,186	$—	$—	$—	$2,309,186
U.S. Government Obligations	6,785,389	—	—	—	6,785,389
Common Stocks	2,400,102	—	—	—	2,400,102
Total Securities Lending Transactions	$11,494,677	$—	$—	$—	$11,494,677
Total Borrowings	$11,494,677	$—	$—	$—	$11,494,677

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$3,141,150	$—	$2,093,428	$—	$—	$5,234,578
Total	$3,141,150	$—	$2,093,428	$—	$—	$5,234,578

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(976,671)	$—	$(265,122)	$—	$—	$(1,241,793)
Total	$(976,671)	$—	$(265,122)	$—	$—	$(1,241,793)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(15,384,035)	$(2,610,295)	$(1,863,415)	$—	$—	$(19,857,745)
Total	$(15,384,035)	$(2,610,295)	$(1,863,415)	$—	$—	$(19,857,745)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$3,054,869	$—	$714,389	$—	$—	$3,769,258
Total	$3,054,869	$—	$714,389	$—	$—	$3,769,258

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$175,358,229
Average notional value of contracts – short	(201,737,966)

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.82%	May 1, 2023
Service Class	1.07	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 554,471,666	$ 594,088,426	$ 647,918,224	$ 547,325,226

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals, capital straddle loss deferral and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,201,346,344	$ 12,970,457	$ (118,190,458)	$ (105,220,001)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 59,396,019	$ 8,620,149

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 41,412,839	$ 102,801,416	$ —	$ 57,136,087	$ 49,516,652	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,334,550	$ —	$ (68,016,168)	$ —	$ (33,077)	$ (105,190,237)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $102,801,416 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

2022 was a difficult year for financial markets. The Federal Reserve’s campaign to combat a historic rise in inflation left investors few hiding places from broadly negative returns across asset classes. The S&P 500® Index experienced a significant correction in 2022. Fixed income markets, as reflected in the Bloomberg U.S. Aggregate Bond index, were similarly challenged, as interest rates increased considerably during the year. As of period end, we anticipated continued volatility in financial markets as investors adjust to the path of monetary policy.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Madison Diversified Income VP, Service Class returned -10.38%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 1000® Index and the Transamerica Madison Diversified Income VP Blended Benchmark, returned -13.01%, -19.13% and -15.18%, respectively.

STRATEGY REVIEW

With a philosophy of seeking to participate in rising markets and protect capital during periods of turbulent market movements, the Portfolio significantly outperformed its blended benchmark (Bloomberg U.S. Aggregate Bond Index, 60%; and Russell 1000® Index, 40%) for the fiscal year ended December 31, 2022.

The equity sleeve, which invests in dividend-paying stocks, outperformed the Russell 1000® Index by 14.60%. Both sector allocation and stock selection were additive. In sector allocation, an underweight in information technology, the second worst-performing sector in the index, and an overweight in energy, the best-performing, helped performance. Stock selection contributed in all sectors, except energy and utilities.

Within financials, property/casualty insurer Travelers Cos., Inc. was the largest contributor. The company benefited from a strong pricing environment throughout the year. In energy, exploration and production company EOG Resources, Inc. contributed to results, along with oilfield services firm Baker Hughes Co. Within health care, pharmaceutical manufacturer Bristol Myers-Squibb Co. was an outperformer due, in part, to its promising drug pipeline and cheap valuation. Another outperforming stock was Archer-Daniels-Midland Co. in consumer staples. It benefited from strong demand for its agricultural products. On the negative side, gold producer Newmont Corp. was the largest detractor. It was hurt by falling gold prices and rising inflationary costs. In consumer discretionary, media conglomerate Comcast Corp., Class A trailed the index due to concerns about slowing subscriber growth in its cable division. Within health care, medical device manufacturer Medtronic PLC negatively impacted results. The company delayed a key product launch and experienced slowing organic growth. In real estate, tower owner and operator American Tower Corp. was an underperforming stock due to rising interest rates. Another underperformer was industrial parts distributor Fastenal Co., which declined, in part, due to concerns about deteriorating economic growth. We continued to hold all the stocks mentioned above as of period end.

The fixed income sleeve modestly outperformed the Bloomberg U.S. Aggregate Bond Index. Performance was positively impacted by yield-curve positioning, conservative duration positioning, and a relative yield advantage. Performance was negatively impacted as corporate yield spreads relative to Treasuries widened. We added mortgage-backed securities (“MBS”) due to better relative valuations. The latter upgraded the sleeve’s overall credit quality. MBS staged a comeback in the fourth quarter with spreads tighter, reducing the year’s losses. The outlook for MBS was attractive as of period end given the valuation adjustment experienced in 2022. As of period end, we believed with higher yields and most of the existing securities trading below par, MBS could deliver better returns over the next year.

After the credit dislocation during the COVID-19 shutdown, the investment opportunity set became more limited in the investment grade universe. However, with improved valuations we saw increased opportunities to add attractive positions and boost portfolio yields as of period end.

John Brown, CFA

Drew Justman, CFA

Chris Nisbet, CFA

Allen Olson, CFA

Mike Sanders, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	40.3%
U.S. Government Obligations	19.0
Corporate Debt Securities	18.8
U.S. Government Agency Obligations	15.1
Asset-Backed Securities	2.1
Mortgage-Backed Securities	2.1
Repurchase Agreement	1.9
Municipal Government Obligations	0.4
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(10.38)%	3.55%	4.89%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(13.01)%	0.02%	1.06%
Russell 1000® Index (B)	(19.13)%	9.13%	12.37%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	(15.18)%	3.97%	5.72%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$999.20	$5.29	$1,019.90	$5.35	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 40.3%
Banks - 1.7%
JPMorgan Chase & Co.	13,350	$1,790,235
US Bancorp	15,600	680,316

		2,470,551

Beverages - 1.4%
Coca-Cola Co.	16,150	1,027,301
PepsiCo, Inc.	5,500	993,630

		2,020,931

Capital Markets - 4.1%
BlackRock, Inc.	2,525	1,789,291
CME Group, Inc.	10,100	1,698,416
Morgan Stanley	17,400	1,479,348
Northern Trust Corp.	10,400	920,296

		5,887,351

Chemicals - 1.3%
Air Products & Chemicals, Inc.	6,000	1,849,560

Communications Equipment - 1.4%
Cisco Systems, Inc.	43,000	2,048,520

Electrical Equipment - 0.7%
Emerson Electric Co.	10,650	1,023,039

Energy Equipment & Services - 1.1%
Baker Hughes Co.	55,000	1,624,150

Equity Real Estate Investment Trusts - 0.8%
American Tower Corp.	5,700	1,207,602

Food Products - 1.2%
Archer-Daniels-Midland Co.	18,850	1,750,222

Health Care Equipment & Supplies - 1.0%
Medtronic PLC	17,800	1,383,416

Health Care Providers & Services - 1.4%
CVS Health Corp.	20,800	1,938,352

Hotels, Restaurants & Leisure - 1.4%
McDonald’s Corp.	4,025	1,060,708
Starbucks Corp.	9,150	907,680

		1,968,388

Household Products - 0.7%
Procter & Gamble Co.	6,550	992,718

Industrial Conglomerates - 1.2%
Honeywell International, Inc.	8,100	1,735,830

Insurance - 2.5%
Aflac, Inc.	21,300	1,532,322
Travelers Cos., Inc.	11,000	2,062,390

		3,594,712

IT Services - 1.0%
Automatic Data Processing, Inc.	3,375	806,153
Paychex, Inc.	5,900	681,804

		1,487,957

Machinery - 2.6%
Caterpillar, Inc.	7,650	1,832,634
PACCAR, Inc.	18,500	1,830,945

		3,663,579

Media - 1.1%
Comcast Corp., Class A	46,000	1,608,620

Metals & Mining - 0.6%
Newmont Corp.	18,500	873,200

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 1.2%
Dominion Energy, Inc.	27,300	$ 1,674,036

Multiline Retail - 0.4%
Target Corp.	3,400	506,736

Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp.	9,400	1,687,206
EOG Resources, Inc.	11,050	1,431,196
Kinder Morgan, Inc.	85,000	1,536,800

		4,655,202

Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	17,600	1,266,320
Johnson & Johnson	12,400	2,190,460
Pfizer, Inc.	29,600	1,516,704

		4,973,484

Road & Rail - 0.7%
Union Pacific Corp.	4,550	942,169

Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	3,900	639,717
Texas Instruments, Inc.	9,300	1,536,546

		2,176,263

Specialty Retail - 1.8%
Home Depot, Inc.	6,400	2,021,504
Lowe’s Cos., Inc.	3,000	597,720

		2,619,224

Trading Companies & Distributors - 0.8%
Fastenal Co.	22,900	1,083,628

Total Common Stocks (Cost $51,177,271)		57,759,440

	Principal	Value
ASSET-BACKED SECURITIES - 2.1%
AmeriCredit Automobile Receivables Trust Series 2018-3, Class C, 3.74%, 10/18/2024	$111,385	111,296
CCG Receivables Trust Series 2020-1, Class A2, 0.54%, 12/14/2027 (A)	114,028	111,812
Chesapeake Funding II LLC Series 2020-1A, Class A1, 0.87%, 08/15/2032 (A)	72,037	71,034
CNH Equipment Trust Series 2019-A, Class A4, 3.22%, 01/15/2026	83,152	83,106
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class A2, 0.56%, 12/11/2034 (A)	275,378	266,108
Enterprise Fleet Financing LLC
5.76%, 10/22/2029	350,000	351,786
Series 2019-3, Class A2, 2.06%, 05/20/2025 (A)	17,520	17,487
GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class B, 2.87%, 10/16/2024	350,000	349,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Chase Bank NA - CACLN
Series 2020-2, Class B, 0.84%, 02/25/2028 (A)	$ 160,850	$ 157,042
Series 2021-1, Class B, 0.88%, 09/25/2028 (A)	181,516	175,466
Series 2021-2, Class B, 0.89%, 12/26/2028 (A)	215,513	205,966
Series 2021-3, Class C, 0.86%, 02/26/2029 (A)	199,972	188,126
Santander Revolving Auto Loan Trust Series 2019-A, Class C, 3.00%, 01/26/2032 (A)	350,000	325,099
Synchrony Credit Card Master Note Trust Series 2018-2, Class C, 3.87%, 05/15/2026	500,000	495,863
Verizon Owner Trust Series 2020-A, Class B, 1.98%, 07/22/2024	150,000	148,569

Total Asset-Backed Securities (Cost $3,204,943)		3,057,920

CORPORATE DEBT SECURITIES - 18.8%
Aerospace & Defense - 0.5%
Boeing Co.
3.63%, 02/01/2031	200,000	176,071
5.81%, 05/01/2050	150,000	139,655
Northrop Grumman Corp. 2.93%, 01/15/2025	200,000	191,946
Textron, Inc. 2.45%, 03/15/2031 (B)	250,000	200,867

		708,539

Airlines - 0.2%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	250,000	235,327

Banks - 2.6%
Bank of America Corp.
Fixed until 03/11/2026, 1.66% (C), 03/11/2027	200,000	177,011
Fixed until 06/14/2028, 2.09% (C), 06/14/2029	300,000	252,970
Fixed until 03/08/2032, 3.85% (C), 03/08/2037	250,000	207,666
Bank of Montreal 3.30%, 02/05/2024	165,000	161,955
Citigroup, Inc. Fixed until 05/24/2032, 4.91% (C), 05/24/2033	200,000	187,914
Fifth Third Bancorp
2.55%, 05/05/2027	225,000	202,299
Fixed until 04/25/2032, 4.34% (C), 04/25/2033	200,000	183,353
Huntington Bancshares, Inc. Fixed until 08/15/2031, 2.49% (C), 08/15/2036	300,000	216,469
Huntington National Bank
3.55%, 10/06/2023	250,000	247,338
Fixed until 05/16/2024, 4.01% (C), 05/16/2025	250,000	244,827

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. Fixed until 02/04/2026, 1.04% (C), 02/04/2027	$ 500,000	$ 436,101
PNC Bank NA 2.70%, 10/22/2029	125,000	105,727
PNC Financial Services Group, Inc. 3.45%, 04/23/2029	250,000	229,363
Toronto-Dominion Bank 4.46%, 06/08/2032	250,000	238,229
Truist Bank 2.25%, 03/11/2030	150,000	121,622
Truist Financial Corp. Fixed until 03/02/2026, 1.27% (C), 03/02/2027	300,000	265,967
Wells Fargo & Co. Fixed until 04/30/2025, 2.19% (C), 04/30/2026	250,000	232,841

		3,711,652

Beverages - 0.1%
Keurig Dr. Pepper, Inc. 3.80%, 05/01/2050	200,000	151,330

Building Products - 0.1%
Carrier Global Corp. 3.58%, 04/05/2050	100,000	71,804

Capital Markets - 1.5%
BlackRock, Inc. 2.10%, 02/25/2032	350,000	282,637
Goldman Sachs BDC, Inc. 2.88%, 01/15/2026	200,000	183,900
Goldman Sachs Group, Inc. Fixed until 10/21/2026, 1.95% (C), 10/21/2027	500,000	437,774
Jefferies Financial Group, Inc. 2.63%, 10/15/2031	250,000	191,072
KKR Group Finance Co. VIII LLC 3.50%, 08/25/2050 (A)	250,000	168,407
Morgan Stanley
Fixed until 04/28/2031, 1.93% (C), 04/28/2032	250,000	189,268
Fixed until 04/28/2025, 2.19% (C), 04/28/2026	125,000	116,246
3.88%, 01/27/2026	250,000	241,848
State Street Corp. Fixed until 11/01/2029, 3.03% (C), 11/01/2034	125,000	105,414
UBS Group AG Fixed until 08/05/2026, 4.70% (C), 08/05/2027 (A)	200,000	193,531

		2,110,097

Chemicals - 0.5%
DuPont de Nemours, Inc. 4.73%, 11/15/2028	175,000	172,883
International Flavors & Fragrances, Inc. 3.47%, 12/01/2050 (A)	500,000	341,289
LYB International Finance III LLC 3.63%, 04/01/2051	200,000	134,860

		649,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.3%
Quanta Services, Inc. 2.90%, 10/01/2030	$ 450,000	$ 371,128

Construction Materials - 0.3%
Martin Marietta Materials, Inc. 3.20%, 07/15/2051	250,000	170,079
Vulcan Materials Co. 3.50%, 06/01/2030	275,000	243,303

		413,382

Consumer Finance - 0.5%
American Express Co. 5.85%, 11/05/2027	250,000	259,996
Capital One Financial Corp.
Fixed until 03/01/2029, 3.27% (C), 03/01/2030	200,000	171,358
Fixed until 05/10/2027, 4.93% (C), 05/10/2028	200,000	193,682
Synchrony Financial 3.70%, 08/04/2026	100,000	92,103

		717,139

Containers & Packaging - 0.2%
WRKCo, Inc.
3.00%, 06/15/2033	300,000	239,281
3.90%, 06/01/2028	125,000	115,071

		354,352

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.75%, 01/30/2026	350,000	308,312
4.63%, 10/15/2027	250,000	232,568
Intercontinental Exchange, Inc. 4.60%, 03/15/2033	200,000	191,294

		732,174

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
2.25%, 02/01/2032	400,000	314,700
4.75%, 05/15/2046	75,000	63,821
Verizon Communications, Inc.
4.33%, 09/21/2028	300,000	288,983
4.40%, 11/01/2034	300,000	275,858

		943,362

Electric Utilities - 0.9%
Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	200,000	154,800
Duke Energy Corp. 3.75%, 09/01/2046	250,000	186,725
Interstate Power & Light Co. 3.50%, 09/30/2049	225,000	161,459
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	400,000	342,145
PECO Energy Co. 3.05%, 03/15/2051	250,000	172,576
Wisconsin Electric Power Co. 1.70%, 06/15/2028	250,000	212,985

		1,230,690

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.2%
TD SYNNEX Corp. 2.65%, 08/09/2031	$ 150,000	$ 114,025
Vontier Corp. 1.80%, 04/01/2026	200,000	169,010

		283,035

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	292,000	272,544

Equity Real Estate Investment Trusts - 0.6%
Brixmor Operating Partnership LP 3.65%, 06/15/2024	250,000	242,396
Healthpeak Properties, Inc. 3.25%, 07/15/2026	150,000	141,855
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	225,000	173,695
Public Storage 1.95%, 11/09/2028	125,000	106,842
Weyerhaeuser Co. 3.38%, 03/09/2033	200,000	167,784

		832,572

Food & Staples Retailing - 0.3%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	325,000	248,434
2.50%, 02/10/2041 (A)	250,000	166,095
Walgreens Boots Alliance, Inc. 3.45%, 06/01/2026	88,000	83,755

		498,284

Food Products - 0.4%
Hormel Foods Corp. 1.80%, 06/11/2030	150,000	122,262
Mars, Inc.
2.38%, 07/16/2040 (A)	350,000	238,617
3.95%, 04/01/2049 (A)	300,000	246,742

		607,621

Health Care Equipment & Supplies - 0.2%
GE HealthCare Technologies, Inc. 5.60%, 11/15/2025 (A)	250,000	251,732

Health Care Providers & Services - 0.9%
Cigna Corp.
4.38%, 10/15/2028	50,000	48,316
4.90%, 12/15/2048	100,000	90,768
CVS Health Corp.
2.63%, 08/15/2024	200,000	192,126
5.13%, 07/20/2045	250,000	226,845
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, 06/01/2030 (A)	350,000	282,165
UnitedHealth Group, Inc.
2.30%, 05/15/2031 (B)	300,000	250,531
3.70%, 08/15/2049	250,000	197,363

		1,288,114

Hotels, Restaurants & Leisure - 0.4%
Expedia Group, Inc. 3.25%, 02/15/2030	250,000	212,605
GLP Capital LP / GLP Financing II, Inc. 3.25%, 01/15/2032	200,000	159,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp. 4.88%, 12/09/2045	$ 250,000	$ 232,680

		605,162

Insurance - 1.3%
Aflac, Inc. 4.75%, 01/15/2049	250,000	223,093
American International Group, Inc. 4.75%, 04/01/2048	100,000	89,802
Athene Global Funding 1.45%, 01/08/2026 (A) (B)	500,000	438,096
Belrose Funding Trust 2.33%, 08/15/2030 (A)	250,000	189,899
Berkshire Hathaway Finance Corp. 3.85%, 03/15/2052	200,000	161,715
Empower Finance 2020 LP 3.08%, 09/17/2051 (A)	350,000	219,616
Five Corners Funding Trust II 2.85%, 05/15/2030 (A)	250,000	210,772
Liberty Mutual Group, Inc. 3.95%, 05/15/2060 (A)	100,000	65,848
Old Republic International Corp. 3.85%, 06/11/2051	250,000	172,736
Teachers Insurance & Annuity Association of America 3.30%, 05/15/2050 (A)	200,000	139,358

		1,910,935

IT Services - 0.4%
Fiserv, Inc. 3.50%, 07/01/2029	450,000	406,012
Western Union Co. 2.85%, 01/10/2025	150,000	142,915

		548,927

Machinery - 0.1%
Otis Worldwide Corp. 2.57%, 02/15/2030	175,000	147,440

Media - 0.3%
Comcast Corp.
3.40%, 04/01/2030	50,000	45,683
4.15%, 10/15/2028	350,000	336,266
Discovery Communications LLC 5.00%, 09/20/2037	125,000	101,075

		483,024

Oil, Gas & Consumable Fuels - 2.0%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	200,000	189,811
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	112,208
Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029	250,000	216,332
Energy Transfer LP 5.25%, 04/15/2029	100,000	96,991
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	191,987
Kinder Morgan, Inc. 5.55%, 06/01/2045	350,000	320,488

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.
3.80%, 04/01/2028	$ 300,000	$ 277,191
4.70%, 05/01/2025	200,000	197,088
MPLX LP 2.65%, 08/15/2030	400,000	326,390
Phillips 66 4.65%, 11/15/2034	100,000	93,678
Pioneer Natural Resources Co. 2.15%, 01/15/2031	225,000	179,014
Valero Energy Corp.
4.00%, 06/01/2052 (B)	100,000	75,482
6.63%, 06/15/2037	250,000	267,153
Valero Energy Partners LP 4.50%, 03/15/2028	400,000	388,491

		2,932,304

Pharmaceuticals - 0.4%
Royalty Pharma PLC
2.20%, 09/02/2030	200,000	156,848
3.55%, 09/02/2050	400,000	257,521
Zoetis, Inc. 3.00%, 09/12/2027	250,000	231,480

		645,849

Road & Rail - 0.2%
Avolon Holdings Funding Ltd. 2.13%, 02/21/2026 (A)	350,000	301,399

Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc. 3.19%, 11/15/2036 (A)	9,000	6,485
Intel Corp. 3.73%, 12/08/2047	400,000	302,067
Lam Research Corp. 1.90%, 06/15/2030 (B)	150,000	122,584

		431,136

Software - 0.6%
Intuit, Inc. 1.65%, 07/15/2030	250,000	201,105
Oracle Corp. 3.95%, 03/25/2051	250,000	179,245
Salesforce, Inc. 2.90%, 07/15/2051	250,000	165,092
VMware, Inc. 2.20%, 08/15/2031	250,000	190,328
Workday, Inc. 3.70%, 04/01/2029	200,000	183,419

		919,189

Specialty Retail - 0.5%
Advance Auto Parts, Inc. 1.75%, 10/01/2027	250,000	210,368
Home Depot, Inc. 3.35%, 04/15/2050	125,000	93,084
Lowe’s Cos., Inc. 3.00%, 10/15/2050	450,000	288,152
Tractor Supply Co. 1.75%, 11/01/2030	250,000	192,431

		784,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp.
3.45%, 12/15/2051 (A)	$ 250,000	$ 154,155
8.35%, 07/15/2046	19,000	21,766
HP, Inc. 2.65%, 06/17/2031	500,000	390,828

		566,749

Trading Companies & Distributors - 0.2%
Air Lease Corp. 2.88%, 01/15/2026	250,000	231,531

Total Corporate Debt Securities (Cost $31,875,091)		26,941,590

MORTGAGE-BACKED SECURITIES - 2.1%
Bunker Hill Loan Depositary Trust Series 2020-1, Class A1, 1.72% (C), 02/25/2055 (A)	131,787	125,534
CIM Trust Series 2021-J2, Class A4, 2.50% (C), 04/25/2051 (A)	303,704	264,153
GCAT Trust Series 2021-NQM1, Class A1, 0.87% (C), 01/25/2066 (A)	184,938	155,458
GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ6, Class A2, 2.50% (C), 05/25/2051 (A)	167,960	137,071
JPMorgan Mortgage Trust
Series 2021-1, Class A3, 2.50% (C), 06/25/2051 (A)	490,426	394,985
Series 2021-3, Class A3, 2.50% (C), 07/25/2051 (A)	224,999	181,212
Series 2021-6, Class A4, 2.50% (C), 10/25/2051 (A)	615,755	528,611
JPMorgan Wealth Management Series 2020-ATR1, Class A3, 3.00% (C), 02/25/2050 (A)	119,000	99,557
PSMC Trust Series 2021-1, Class A11, 2.50% (C), 03/25/2051 (A)	367,265	316,207
RCKT Mortgage Trust Series 2021-6, Class A5, 2.50% (C), 12/25/2051 (A)	357,013	306,488
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.00% (C), 06/25/2043	228,548	199,853
Towd Point HE Trust Series 2021-HE1, Class A1, 0.92% (C), 02/25/2063 (A)	171,817	160,661
Wells Fargo Mortgage-Backed Securities Trust Series 2021-INV2, Class A2, 2.50% (C), 09/25/2051 (A)	219,918	177,395

Total Mortgage-Backed Securities (Cost $3,652,995)		3,047,185

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Massachusetts - 0.0% (D)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,029

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.3%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	$ 340,000	$ 345,581

Oregon - 0.1%
Hillsboro School District No. 1J, General Obligation Limited, 4.36%, 06/30/2034	200,000	188,566

Total Municipal Government Obligations (Cost $656,536)		569,176

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.1%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2041	608,645	519,236
2.50%, 02/01/2032 - 04/01/2048	1,216,359	1,076,063
3.00%, 09/01/2042 - 07/01/2049	1,362,322	1,227,355
3.50%, 11/01/2040 - 05/01/2052	2,187,614	2,013,848
4.00%, 04/01/2033 - 03/01/2047	206,117	200,777
4.50%, 02/01/2025 - 12/01/2052	550,431	540,367
5.50%, 01/01/2037 - 11/01/2052	769,623	776,427
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	468,942
2.98%, 11/25/2025	192,475	185,498
3.12%, 06/25/2027	750,000	710,416
3.35%, 01/25/2028	400,000	381,266
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	87,504	87,323
Federal Home Loan Mortgage Corp. STACR REMIC Trust 1-Month SOFR Average + 0.75%, 4.68% (C), 10/25/2033 (A)	215,888	214,139
Federal National Mortgage Association
2.49% (C), 03/25/2023	37,130	36,882
2.50%, 06/01/2031 - 12/01/2047	3,065,450	2,684,342
3.00%, 12/01/2028 - 08/01/2048	1,657,527	1,538,105
3.10% (C), 07/25/2024	184,300	178,469
3.16% (C), 11/25/2027	428,390	406,622
3.50%, 12/01/2031 - 06/01/2052	1,555,287	1,444,080
4.00%, 02/01/2035 - 05/01/2052	3,198,552	3,024,356
4.50%, 03/01/2039 - 09/01/2052	1,285,563	1,245,374
5.00%, 10/01/2052 - 11/01/2052	985,766	972,741
5.50%, 10/01/2052	340,732	342,091
Federal National Mortgage Association REMIC
1.38%, 09/25/2027	375,599	350,947
3.50%, 04/25/2031	142,643	137,195
FREMF Mortgage Trust
3.53% (C), 10/25/2046 (A)	500,000	494,151
3.72% (C), 01/25/2048 (A)	410,000	390,265
Government National Mortgage Association
3.50%, 12/15/2042	36,526	34,403
4.00%, 12/15/2039	4,851	4,679
4.50%, 08/15/2040	2,079	2,066

Total U.S. Government Agency Obligations (Cost $23,599,583)		21,688,425

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 19.0%
U.S. Treasury - 19.0%
U.S. Treasury Bonds
1.88%, 02/15/2051	$ 1,500,000	$ 962,754
2.00%, 02/15/2050	1,250,000	833,496
2.50%, 02/15/2045	1,000,000	758,672
2.75%, 08/15/2042 - 11/15/2042	2,300,000	1,860,312
3.00%, 05/15/2047	900,000	742,324
3.38%, 11/15/2048	250,000	222,383
3.75%, 08/15/2041	250,000	238,652
4.38%, 05/15/2041	500,000	521,250
U.S. Treasury Notes
0.38%, 01/31/2026 (B)	2,800,000	2,493,641
0.38%, 09/30/2027	1,000,000	844,570
0.63%, 08/15/2030	2,000,000	1,578,985
1.38%, 11/15/2031	2,300,000	1,878,633
1.50%, 08/15/2026	2,500,000	2,281,445
2.00%, 08/15/2025 (B)	3,250,000	3,071,250
2.13%, 03/31/2024	1,500,000	1,453,594
2.38%, 05/15/2027	2,565,000	2,395,069
2.63%, 02/15/2029	3,000,000	2,778,750
2.88%, 05/15/2028	2,500,000	2,363,379

Total U.S. Government Obligations (Cost $31,339,027)		27,279,159

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (E)	542,410	$542,410

Total Other Investment Company (Cost $542,410)		542,410

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.80% (E), dated 12/30/2022, to be repurchased at $2,631,696 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $2,683,869.	$2,631,170	2,631,170

Total Repurchase Agreement (Cost $2,631,170)		2,631,170

Total Investments (Cost $148,679,026)		143,516,475
Net Other Assets (Liabilities) - (0.1)%		(76,131)

Net Assets - 100.0%		$143,440,344

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$57,759,440	$—	$—	$57,759,440
Asset-Backed Securities	—	3,057,920	—	3,057,920
Corporate Debt Securities	—	26,941,590	—	26,941,590
Mortgage-Backed Securities	—	3,047,185	—	3,047,185
Municipal Government Obligations	—	569,176	—	569,176
U.S. Government Agency Obligations	—	21,688,425	—	21,688,425
U.S. Government Obligations	—	27,279,159	—	27,279,159
Other Investment Company	542,410	—	—	542,410
Repurchase Agreement	—	2,631,170	—	2,631,170

Total Investments	$58,301,850	$85,214,625	$—	$143,516,475

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $9,834,538, representing 6.9% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,410,941, collateralized by cash collateral of $542,410 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,000,606. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at December 31, 2022.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $146,047,856) (including securities loaned of $6,410,941)	$140,885,305
Repurchase agreement, at value (cost $2,631,170)	2,631,170
Receivables and other assets:
Net income from securities lending	470
Dividends	153,798
Interest	500,300
Other assets	554

Total assets	144,171,597

Liabilities:
Cash collateral received upon return of:
Securities on loan	542,410
Payables and other liabilities:
Shares of beneficial interest redeemed	21,396
Investment management fees	89,584
Distribution and service fees	30,679
Transfer agent costs	165
Trustees, CCO and deferred compensation fees	1,182
Audit and tax fees	25,105
Custody fees	8,958
Legal fees	825
Printing and shareholder reports fees	7,708
Other accrued expenses	3,241

Total liabilities	731,253

Net assets	$143,440,344

Net assets consist of:
Capital stock ($0.01 par value)	$127,040
Additional paid-in capital	139,994,215
Total distributable earnings (accumulated losses)	3,319,089

Net assets	$143,440,344

Shares outstanding	12,704,003

Net asset value and offering price per share	$11.29

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$1,823,639
Interest income	2,359,600
Net income from securities lending	6,373

Total investment income	4,189,612

Expenses:
Investment management fees	1,115,349
Distribution and service fees	381,969
Transfer agent costs	1,595
Trustees, CCO and deferred compensation fees	6,465
Audit and tax fees	36,945
Custody fees	38,778
Legal fees	8,359
Printing and shareholder reports fees	4,894
Other	18,705

Total expenses	1,613,059

Net investment income (loss)	2,576,553

Net realized gain (loss) on:
Investments	5,964,623

Net change in unrealized appreciation (depreciation) on:
Investments	(26,299,918)

Net realized and change in unrealized gain (loss)	(20,335,295)

Net increase (decrease) in net assets resulting from operations	$(17,758,742)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$2,576,553	$2,384,919
Net realized gain (loss)	5,964,623	21,730,292
Net change in unrealized appreciation (depreciation)	(26,299,918)	(8,948,093)

Net increase (decrease) in net assets resulting from operations	(17,758,742)	15,167,118

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(24,055,246)	(5,268,990)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,055,246)	(5,268,990)

Capital share transactions:
Proceeds from shares sold	6,072,433	7,679,714
Dividends and/or distributions reinvested	24,055,246	5,268,990
Cost of shares redeemed	(20,905,560)	(56,900,161)

Net increase (decrease) in net assets resulting from capital share transactions	9,222,119	(43,951,457)

Net increase (decrease) in net assets	(32,591,869)	(34,053,329)

Net assets:
Beginning of year	176,032,213	210,085,542

End of year	$143,440,344	$176,032,213

Capital share transactions - shares:
Shares issued	488,280	527,346
Shares reinvested	2,093,581	355,293
Shares redeemed	(1,592,237)	(3,816,443)

Net increase (decrease) in shares outstanding	989,624	(2,933,804)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.03	$14.34	$13.84	$12.54	$13.08

Investment operations:
Net investment income (loss) (A)	0.22	0.18	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(1.74)	0.94	0.86	1.65	(0.32)

Total investment operations	(1.52)	1.12	1.07	1.86	(0.09)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.23)	(0.21)	(0.19)
Net realized gains	(1.99)	(0.19)	(0.34)	(0.35)	(0.26)

Total dividends and/or distributions to shareholders	(2.22)	(0.43)	(0.57)	(0.56)	(0.45)

Net asset value, end of year	$11.29	$15.03	$14.34	$13.84	$12.54

Total return	(10.38)%	7.87%	7.95%	14.94%	(0.75)%

Ratio and supplemental data:
Net assets end of year (000’s)	$143,440	$176,032	$210,086	$185,147	$137,727
Expenses to average net assets	1.06%	1.05%	1.04%	1.05%	1.03%
Net investment income (loss) to average net assets	1.69%	1.21%	1.55%	1.58%	1.80%
Portfolio turnover rate	32%	33%	40%	25%	33%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $5,130.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$542,410	$—	$—	$—	$542,410
Total Borrowings	$542,410	$—	$—	$—	$542,410

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars,

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market,

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.09%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 24,363,882	$ 23,975,084	$ 42,708,930	$ 13,555,170

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 148,777,145	$ 9,197,320	$ (14,457,990)	$ (5,260,670)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,019,282	$ 19,035,964	$ —	$ 3,017,994	$ 2,250,996	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,936,305	$ 5,643,454	$ —	$ —	$ —	$ (5,260,670)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2022, the Portfolio designated $19,035,964 of qualified dividend income.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

The year 2022 was characterized by heightened volatility stemming from rising inflation and the corresponding interest rate-hike cycle implemented by the U.S. Federal Reserve (“Fed”). While some components of inflation showed signs of moderating toward year-end, the Fed’s target rate increased in December, indicating additional interest rate hikes were likely on the horizon.

U.S. equities experienced their worst full-year performance since the Global Financial Crisis of 2008. Peaking in the first week of the year, equities continued a downward path through the end of the third quarter, before making up some lost ground in the fourth quarter. Bonds had one of the worst years in memory.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Market Participation Strategy VP, Service Class returned -15.30%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned -18.11%, -12.58% and -12.63%, respectively.

STRATEGY REVIEW

The Portfolio aims to provide upside participation when the stock market advances, and to seek to reduce downside risk when the stock market declines. Portfolio holdings consist primarily of equity (S&P 500® Index) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasuries, Treasury futures, and agency bonds, which are used to reduce downside risk.

The Portfolio’s strategy typically has an equity exposure around 50% benchmark weight at rebalance, depending on market behavior and our asset allocation outlook. This is accomplished by using a combination of S&P 500® Index options and futures. Exchange traded long-term S&P 500® FLEX options are used to provide increasing equity exposure when equity markets are rising and reduce exposure when markets are declining – generating the participation curvature that is a key characteristic of the strategy. Additionally, S&P 500® Index and U.S. Treasury futures are also used in the Portfolio to manage cash flows and maintain the desired equity and interest rate exposures.

The Portfolio underperformed its blended benchmark (50% S&P 500® Index and 50% Bloomberg Intermediate Government Bond Index) for the fiscal year ended December 31, 2022. While the “at-the-money” (i.e., strike price is equal to the underlying price) long-term implied volatility was a mirror image of equities (i.e., rising through the year), falling implied volatility as options held in the Portfolio moved “out of-the-money” (i.e., underlying price is trading below the strike price) hurt option pricing, which along with the usual time decay (i.e., the value of an options contract decreases, or decays, as the expiration of the option draws nearer) contributed negatively to Portfolio performance.

Given that we have about 80% of the Portfolio’s holdings in Treasuries and agency bonds and Treasury futures (partially offset by the “short bond” exposure embedded in options), dramatically rising rates had a negative impact.

We adjusted the Portfolio’s equity exposure down twice in the second quarter to well below the blended benchmark’s 50% exposure, after coming into 2022 at a higher level following the strong equity market of 2021. We kept lower equity exposure through the second half of the year, which helped Portfolio performance as the S&P 500® Index Iost value through November. Our bearish outlook resulted in an average equity exposure over the fiscal year of 44%.

We were active in managing targeted duration with the increased volatility in both equities and interest rates. Our shorter duration (average 63%) positioning versus the Bloomberg Intermediate Government Bond Index’s duration through the fiscal year helped relative Portfolio performance as interest rates rose. Overall, the interest rate impact was positive on a relative basis, while absolute interest exposure was negative in the weak bond market.

In aggregate, derivative positions detracted from relative performance during the fiscal year.

Joel Kallman, CFA

Devang Gambhirwala

Marcus M. Perl

Co-Portfolio Managers

PGIM Quantitative Solutions LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	30.8%
Short-Term U.S. Government Obligations	29.4
U.S. Government Obligations	22.5
Other Investment Company	14.4
Over-the-Counter Options Purchased	9.4
Foreign Government Obligation	4.0
Repurchase Agreement	3.9
Net Other Assets (Liabilities) ^	(14.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(15.30)%	6.11%	6.37%	09/17/2012
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Bloomberg US Government 5-10 Year Index (B)	(12.58)%	0.14%	0.74%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	(12.63)%	5.44%	7.15%
(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index and 50% Bloomberg Intermediate Government Bond Index.

(D) The Bloomberg Intermediate Government Bond Index measures covering issues with remaining maturities of between three and five years.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified Portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$991.70	$4.82	$1,020.40	$4.89	0.96%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 4.0%
Supranational - 4.0%
International Bank for Reconstruction & Development 0.88%, 07/15/2026 (A)	$15,000,000	$13,355,649

Total Foreign Government Obligation (Cost $14,872,815)		13,355,649

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.8%
Federal Home Loan Bank 3.25%, 11/16/2028 (A)	37,000,000	35,605,031
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025 (A)	5,000,000	4,714,691
2.75%, 06/19/2023 (A)	24,000,000	23,797,480
Federal National Mortgage Association
0.63%, 04/22/2025	25,000,000	22,986,234
2.50%, 02/05/2024 (A)	9,500,000	9,274,861
6.25%, 05/15/2029 (A)	6,500,000	7,296,964

Total U.S. Government Agency Obligations (Cost $110,977,144)		103,675,261

U.S. GOVERNMENT OBLIGATIONS - 22.5%
U.S. Treasury - 22.5%
U.S. Treasury Bonds, Principal Only STRIPS Zero Coupon, 02/15/2027 (A)	18,000,000	15,222,692
U.S. Treasury Notes 1.63%, 10/31/2026	66,000,000	60,325,547

Total U.S. Government Obligations (Cost $84,165,370)		75,548,239

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 29.4%
U.S. Treasury Bills
4.54% (B), 04/27/2023 (C)	70,000,000	69,013,639
4.55% (B), 04/27/2023 (C)	30,300,000	29,873,046

Total Short-Term U.S. Government Obligations (Cost $98,881,840)		98,886,685

	Shares	Value
OTHER INVESTMENT COMPANY - 14.4%
Securities Lending Collateral - 14.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (B)	48,405,394	$ 48,405,394

Total Other Investment Company (Cost $48,405,394)		48,405,394

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $13,121,492 on 01/03/2023. Collateralized by a U.S. Government Obligation, 0.75%, due 12/31/2023, and with a value of $13,381,262.	$13,118,869	13,118,869

Total Repurchase Agreement (Cost $13,118,869)		13,118,869

Total Investments Excluding Options Purchased (Cost $370,421,432)		352,990,097
Total Options Purchased - 9.4% (Cost $42,564,416)		31,679,330

Total Investments (Cost $412,985,848)		384,669,427
Net Other Assets (Liabilities) - (14.4)%		(48,304,213)

Net Assets - 100.0%		$336,365,214

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® Index - Flexible Exchange Option	GSC	USD	4,450.00	08/11/2026	USD	105,586,250	275	$20,194,772	$14,477,551
Call - S&P 500® Index - Flexible Exchange Option	MSC	USD	4,460.00	08/12/2027	USD	103,666,500	270	22,369,644	17,201,779

Total								$42,564,416	$31,679,330

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	208	03/31/2023	$42,596,468	$42,656,250	$59,782	$—
5-Year U.S. Treasury Notes	223	03/31/2023	24,130,384	24,068,321	—	(62,063)
10-Year U.S. Treasury Notes	112	03/22/2023	12,708,037	12,577,250	—	(130,787)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS (continued):

Long Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bonds	20	03/22/2023	$2,549,299	$2,506,875	$—	$(42,424)
S&P 500® E-Mini Index	196	03/17/2023	39,363,123	37,837,800	—	(1,525,323)

Total Futures Contracts					$59,782	$(1,760,597)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligation	$—	$13,355,649	$—	$13,355,649
U.S. Government Agency Obligations	—	103,675,261	—	103,675,261
U.S. Government Obligations	—	75,548,239	—	75,548,239
Short-Term U.S. Government Obligations	—	98,886,685	—	98,886,685
Other Investment Company	48,405,394	—	—	48,405,394
Repurchase Agreement	—	13,118,869	—	13,118,869
Over-the-Counter Options Purchased	31,679,330	—	—	31,679,330

Total Investments	$80,084,724	$304,584,703	$—	$384,669,427

Other Financial Instruments
Futures Contracts (E)	$59,782	$—	$—	$59,782

Total Other Financial Instruments	$59,782	$—	$—	$59,782

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(1,760,597)	$—	$—	$(1,760,597)

Total Other Financial Instruments	$(1,760,597)	$—	$—	$(1,760,597)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $47,403,428, collateralized by cash collateral of $48,405,394. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2022.
(C)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $4,436,591.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $399,866,979) (including securities loaned of $47,403,428)	$371,550,558
Repurchase agreement, at value (cost $13,118,869)	13,118,869
Receivables and other assets:
Net income from securities lending	11,176
Interest	624,968
Other assets	1,349

Total assets	385,306,920

Liabilities:
Cash collateral received upon return of:
Securities on loan	48,405,394
Payables and other liabilities:
Shares of beneficial interest redeemed	30,949
Investment management fees	197,920
Distribution and service fees	72,765
Transfer agent costs	409
Trustees, CCO and deferred compensation fees	2,896
Audit and tax fees	19,123
Custody fees	7,113
Legal fees	2,077
Printing and shareholder reports fees	22,854
Other accrued expenses	4,303
Variation margin payable on futures contracts	175,903

Total liabilities	48,941,706

Net assets	$336,365,214

Net assets consist of:
Capital stock ($0.01 par value)	$373,585
Additional paid-in capital	377,289,327
Total distributable earnings (accumulated losses)	(41,297,698)

Net assets	$336,365,214

Shares outstanding	37,358,476

Net asset value and offering price per share	$9.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$4,837,577
Net income from securities lending	137,420

Total investment income	4,974,997

Expenses:
Investment management fees	2,579,435
Distribution and service fees	948,322
Transfer agent costs	3,965
Trustees, CCO and deferred compensation fees	15,955
Audit and tax fees	28,617
Custody fees	28,810
Legal fees	21,154
Printing and shareholder reports fees	13,052
Other	23,932

Total expenses	3,663,242

Net investment income (loss)	1,311,755

Net realized gain (loss) on:
Investments	(3,891,660)
Futures contracts	(8,133,529)

Net realized gain (loss)	(12,025,189)

Net change in unrealized appreciation (depreciation) on:
Investments	(54,461,784)
Futures contracts	(2,257,628)

Net change in unrealized appreciation (depreciation)	(56,719,412)

Net realized and change in unrealized gain (loss)	(68,744,601)

Net increase (decrease) in net assets resulting from operations	$(67,432,846)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$1,311,755	$172,033
Net realized gain (loss)	(12,025,189)	90,625,084
Net change in unrealized appreciation (depreciation)	(56,719,412)	(27,898,483)

Net increase (decrease) in net assets resulting from operations	(67,432,846)	62,898,634

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(91,332,307)	(49,408,410)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(91,332,307)	(49,408,410)

Capital share transactions:
Proceeds from shares sold	4,945,019	5,014,600
Dividends and/or distributions reinvested	91,332,307	49,408,410
Cost of shares redeemed	(61,496,360)	(75,256,442)

Net increase (decrease) in net assets resulting from capital share transactions	34,780,966	(20,833,432)

Net increase (decrease) in net assets	(123,984,187)	(7,343,208)

Net assets:
Beginning of year	460,349,401	467,692,609

End of year	$336,365,214	$460,349,401

Capital share transactions - shares:
Shares issued	467,812	354,296
Shares reinvested	9,695,574	3,624,975
Shares redeemed	(5,421,923)	(5,305,371)

Net increase (decrease) in shares outstanding	4,741,463	(1,326,100)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.11		$13.78	$11.70	$11.73	$12.80

Investment operations:
Net investment income (loss) (A)	0.04		0.01	0.07	0.12	0.11
Net realized and unrealized gain (loss)	(2.07)		1.92	2.29	1.93	(0.41)

Total investment operations	(2.03)		1.93	2.36	2.05	(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.07)	(0.13)	(0.12)	(0.05)
Net realized gains	(3.08)		(1.53)	(0.15)	(1.96)	(0.72)

Total dividends and/or distributions to shareholders	(3.08)		(1.60)	(0.28)	(2.08)	(0.77)

Net asset value, end of year	$9.00		$14.11	$13.78	$11.70	$11.73

Total return	(15.30)%		14.45%	20.33%	18.58%	(2.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$336,365		$460,349	$467,693	$427,339	$412,353
Expenses to average net assets	0.97%		0.96%	0.97%	0.97%	0.96%
Net investment income (loss) to average net assets	0.35%		0.04%	0.52%	1.02%	0.84%
Portfolio turnover rate	3%		72%	51%	32%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Foreign Government Obligations	$1,024,410	$—	$—	$—	$1,024,410
U.S. Government Agency Obligations	33,299,125	—	—	—	33,299,125
U.S. Government Obligations	14,081,859	—	—	—	14,081,859
Total Securities Lending Transactions	$48,405,394	$—	$—	$—	$48,405,394
Total Borrowings	$48,405,394	$—	$—	$—	$48,405,394

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$31,679,330	$—	$—	$31,679,330
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	59,782	—	—	—	—	59,782
Total	$59,782	$—	$31,679,330	$—	$—	$31,739,112

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(235,274)	$—	$(1,525,323)	$—	$—	$(1,760,597)
Total	$(235,274)	$—	$(1,525,323)	$—	$—	$(1,760,597)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$2,070,510	$—	$—	$2,070,510
Futures contracts	(5,034,889)	—	(3,098,640)	—	—	(8,133,529)
Total	$(5,034,889)	$—	$(1,028,130)	$—	$—	$(6,063,019)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(36,099,696)	$—	$—	$(36,099,696)
Futures contracts	(598,104)	—	(1,659,524)	—	—	(2,257,628)
Total	$(598,104)	$—	$(37,759,220)	$—	$—	$(38,357,324)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average value of option contracts purchased	$49,077,407
Futures contracts:
Average notional value of contracts – long	55,275,448

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Tactical asset allocation risk: Tactical asset allocation is a dynamic investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ —	$ 9,533,594	$ 26,351,348	$ 85,831,950

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 412,985,848	$ 4,844	$ (28,321,265)	$ (28,316,421)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,849,377	$ 11,433,440

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 83,756,483	$ 7,575,824	$ —	$ 14,998,652	$ 34,409,758	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,301,540	$ —	$ (14,282,817)	$ —	$ —	$ (28,316,421)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $7,575,824 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large-cap growth equities, as measured by the Russell 1000® Growth Index, declined over the year ended December 31, 2022. Outside of the energy sector’s significant outperformance and a small positive return from utilities, all other index sectors had negative performance for the year. Communication services, consumer discretionary and information technology were the bottom performing sectors. Against this backdrop, we continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio.

Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions and ongoing effects of the global pandemic continued to weigh on market sentiment, contributing to greater volatility and a continued aversion towards high growth equities. We believe this rotation away from high growth equities was driven primarily by non-fundamental factors.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned -59.84%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -29.14%.

STRATEGY REVIEW

Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) underperformed its benchmark over the year ended December 31, 2022 largely due to unfavorable stock selection. Sector allocations also detracted to a lesser extent.

Information technology was the largest sector detractor from relative performance, due to our mixed stock selection decisions. Several holdings in the sector impeded relative performance, including Cloudflare, Inc., Class A and Snowflake, Inc., Class A. Despite both companies reporting overall good fundamentals, their shares declined primarily due to the weak market conditions for high growth equities. Cloudflare, Inc., Class A offers a global cloud platform that provides security, performance, and reliability services to the applications of its customers. Snowflake, Inc., Class A operates a cloud data platform that enables customers to consolidate data into a single source and derive business insights. Shopify, Inc., Class A which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also underperformed. Its shares underperformed due to slowing growth in ecommerce following a period of heightened demand during the pandemic.

Most other sectors also detracted from relative performance over the period due to our stock selection decisions, including communication services, consumer discretionary, health care, industrials, financials, and materials. Weakness in these sectors was partly offset by strength in Moderna, Inc., Alnylam Pharmaceuticals, Inc. and Twitter, Inc. holdings.

Moderna, Inc., a biotechnology company focused on the development of drugs using messenger RNA technology, has generally benefited from the global pandemic, and resulting demand for both its existing and in-development vaccines. Alnylam Pharmaceuticals, Inc. is a commercial-stage biotechnology company that is the leader in gene silencing technologies with a focus on rare diseases. The company most recently reported strong quarterly results characterized by the much-anticipated trial for the treatment of heart failure and a strong drug pipeline for 2023. Global communications platform Twitter, Inc. was facing some fundamental headwinds, but its shares spiked on the acquisition announcement by Elon Musk. The position in Twitter, Inc. was eliminated to fund other investments that we believe offer a superior risk/reward profile.

Lastly, an overweight in healthcare and an average underweight in consumer discretionary were modestly positive contributors.

The Portfolio may use financial derivatives, including exchange traded and over-the-counter options, futures and other derivatives, for investment purposes to capture market opportunities, or for efficient portfolio management. The Portfolio does not invest extensively or primarily in financial derivatives instruments.

During the fiscal year, the Portfolio utilized derivatives which detracted from performance. The Portfolio had a small, foreign exchange (FX) put option position to hedge against a potential devaluation of Chinese currency. Our thinking is that for a small premium outlay, these FX put options may have a highly asymmetrical risk/reward profile that could hedge against an unexpected devaluation of Chinese currency.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Other Investment Company	5.9
Repurchase Agreement	1.7
Over-the-Counter Foreign Exchange Options Purchased	0.2
Net Other Assets (Liabilities)	(6.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(59.84)%	2.81%	10.97%	05/03/1999
Russell 1000® Growth Index (A)	(29.14)%	10.96%	14.10%
Service Class	(59.91)%	2.57%	10.71%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$926.50	$3.69	$1,021.40	$3.87	0.76%
Service Class	1,000.00	925.90	4.90	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 98.2%
Automobiles - 0.3%
Rivian Automotive, Inc., Class A (A) (B)	129,926	$2,394,536

Biotechnology - 1.4%
Alnylam Pharmaceuticals, Inc. (A)	8,331	1,979,862
Ginkgo Bioworks Holdings, Inc. (A)	1,738,823	2,938,611
Intellia Therapeutics, Inc. (A)	79,340	2,768,173
Moderna, Inc. (A)	6,938	1,246,203
ProKidney Corp. (A) (B)	128,814	883,664

		9,816,513

Capital Markets - 0.4%
Coinbase Global, Inc., Class A (A)	75,210	2,661,682

Commercial Services & Supplies - 0.1%
Aurora Innovation, Inc. (A) (B)	900,563	1,089,681

Consumer Finance - 0.1%
Upstart Holdings, Inc. (A) (B)	77,541	1,025,092

Entertainment - 5.2%
ROBLOX Corp., Class A (A) (B)	1,136,196	32,336,138
Sea Ltd., ADR (A) (B)	91,552	4,763,451

		37,099,589

Health Care Equipment & Supplies - 0.2%
Dexcom, Inc. (A)	10,057	1,138,855

Health Care Providers & Services - 3.3%
agilon health, Inc. (A) (B)	1,134,603	18,312,492
Guardant Health, Inc. (A) (B)	191,954	5,221,149

		23,533,641

Health Care Technology - 1.9%
Doximity, Inc., Class A (A) (B)	416,515	13,978,243

Interactive Media & Services - 2.9%
ZoomInfo Technologies, Inc. (A)	682,473	20,549,262

Internet & Direct Marketing Retail - 16.3%
Chewy, Inc., Class A (A) (B)	570,740	21,163,039
Coupang, Inc. (A)	1,243,137	18,286,546
DoorDash, Inc., Class A (A)	659,284	32,186,245
Global-e Online Ltd. (A) (B)	166,836	3,443,495
Grab Holdings Ltd., Class A (A) (B)	4,252,133	13,691,868
MercadoLibre, Inc. (A)	24,479	20,715,109
Wayfair, Inc., Class A (A) (B)	217,947	7,168,277

		116,654,579

IT Services - 26.9%
Adyen NV (A) (C)	22,072	30,440,977
Affirm Holdings, Inc. (A) (B)	466,533	4,511,374
Block, Inc. (A)	207,912	13,065,190
Cloudflare, Inc., Class A (A)	956,401	43,238,889
Shopify, Inc., Class A (A)	1,221,209	42,388,165
Snowflake, Inc., Class A (A)	413,232	59,315,321

		192,959,916

Leisure Products - 0.6%
Peloton Interactive, Inc., Class A (A)	502,179	3,987,301

Life Sciences Tools & Services - 4.4%
10X Genomics, Inc., Class A (A)	356,632	12,995,670
Illumina, Inc. (A)	91,891	18,580,360

		31,576,030

Pharmaceuticals - 7.2%
Royalty Pharma PLC, Class A	1,308,642	51,717,532

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 6.6%
Uber Technologies, Inc. (A)	1,912,443	$ 47,294,715

Semiconductors & Semiconductor Equipment - 2.0%
ASML Holding NV	26,407	14,428,785

Software - 18.1%
Bill.com Holdings, Inc. (A) (B)	360,143	39,241,181
Datadog, Inc., Class A (A)	468,011	34,398,809
Gitlab, Inc., Class A (A) (B)	269,304	12,237,174
Trade Desk, Inc., Class A (A)	980,053	43,935,776

		129,812,940

Specialty Retail - 0.3%
Carvana Co. (A) (B)	504,279	2,390,283

Total Common Stocks (Cost $1,283,938,625)		704,109,175

OTHER INVESTMENT COMPANY - 5.9%
Securities Lending Collateral - 5.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (D)	42,626,071	42,626,071

Total Other Investment Company (Cost $42,626,071)		42,626,071

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 1.80%(D), dated 12/30/2022, to be repurchased at $12,338,585 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $12,582,882.	$12,336,118	12,336,118

Total Repurchase Agreement (Cost $12,336,118)		12,336,118

Total Investments Excluding Options Purchased (Cost $1,338,900,814)		759,071,364
Total Options Purchased - 0.2% (Cost $2,070,393)		1,320,838

Total Investments (Cost $1,340,971,207)		760,392,202
Net Other Assets (Liabilities) - (6.0)%		(43,145,455)

Net Assets - 100.0%		$717,246,747

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.53	07/21/2023	USD	205,423,910	$1,019,930	$592,032
Put - USD vs. CNH	SCB	USD	7.57	08/23/2023	USD	233,319,925	1,041,540	724,458
Put - USD vs. CNH	GSI	USD	7.87	10/09/2023	USD	1,853,398	8,923	4,348

Total							$2,070,393	$1,320,838

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$673,668,198	$30,440,977	$—	$704,109,175
Other Investment Company	42,626,071	—	—	42,626,071
Repurchase Agreement	—	12,336,118	—	12,336,118
Over-the-Counter Foreign Exchange Options Purchased	—	1,320,838	—	1,320,838

Total Investments	$716,294,269	$44,097,933	$—	$760,392,202

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $109,516,233, collateralized by cash collateral of $42,626,071 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $69,932,381. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of the 144A security is $30,440,977, representing 4.2% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $1,328,635,089) (including securities loaned of $109,516,233)	$748,056,084
Repurchase agreement, at value (cost $12,336,118)	12,336,118
Foreign currency, at value (cost $3,119)	3,211
Receivables and other assets:
Net income from securities lending	55,549
Shares of beneficial interest sold	1,997,053
Interest	1,234
Other assets	6,764

Total assets	762,456,013

Liabilities:
Cash collateral received upon return of:
Securities on loan	42,626,071
Cash collateral at broker for:
OTC derivatives (A)	1,641,000
Payables and other liabilities:
Shares of beneficial interest redeemed	95,405
Investment management fees	612,280
Distribution and service fees	86,569
Transfer agent costs	1,058
Trustees, CCO and deferred compensation fees	23,449
Audit and tax fees	21,759
Custody fees	17,463
Legal fees	7,848
Printing and shareholder reports fees	65,798
Other accrued expenses	10,566

Total liabilities	45,209,266

Net assets	$717,246,747

Net assets consist of:
Capital stock ($0.01 par value)	$2,116,375
Additional paid-in capital	1,637,550,574
Total distributable earnings (accumulated losses)	(922,420,202)

Net assets	$717,246,747

Net assets by class:
Initial Class	$326,843,922
Service Class	390,402,825

Shares outstanding:
Initial Class	86,325,574
Service Class	125,311,916

Net asset value and offering price per share:
Initial Class	$3.79
Service Class	3.12

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$1,696,022
Interest income	125,437
Net income from securities lending	850,357
Withholding taxes on foreign income	(75,195)

Total investment income	2,596,621

Expenses:
Investment management fees	9,141,536
Distribution and service fees:
Service Class	1,316,039
Transfer agent costs	11,899
Trustees, CCO and deferred compensation fees	46,937
Audit and tax fees	45,428
Custody fees	87,649
Legal fees	63,537
Printing and shareholder reports fees	37,826
Other	98,962

Total expenses before waiver and/or reimbursement and recapture	10,849,813

Expenses waived and/or reimbursed:
Initial Class	(91,885)
Service Class	(90,551)
Recapture of previously waived and/or reimbursed fees:
Initial Class	80,692
Service Class	82,232

Net expenses	10,830,301

Net investment income (loss)	(8,233,680)

Net realized gain (loss) on:
Investments	(355,140,393)
Foreign currency transactions	(61,820)

Net realized gain (loss)	(355,202,213)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,082,384,294)
Translation of assets and liabilities denominated in foreign currencies	80,226

Net change in unrealized appreciation (depreciation)	(1,082,304,068)

Net realized and change in unrealized gain (loss)	(1,437,506,281)

Net increase (decrease) in net assets resulting from operations	$(1,445,739,961)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$(8,233,680)	$(22,230,664)
Net realized gain (loss)	(355,202,213)	753,327,371
Net change in unrealized appreciation (depreciation)	(1,082,304,068)	(688,500,994)

Net increase (decrease) in net assets resulting from operations	(1,445,739,961)	42,595,713

Dividends and/or distributions to shareholders:
Initial Class	(366,839,878)	(508,545,840)
Service Class	(357,174,136)	(277,018,189)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(724,014,014)	(785,564,029)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,763,018	120,848,693
Service Class	79,696,514	110,241,887

	94,459,532	231,090,580

Dividends and/or distributions reinvested:
Initial Class	366,839,878	508,545,840
Service Class	357,174,136	277,018,189

	724,014,014	785,564,029

Cost of shares redeemed:
Initial Class	(424,251,140)	(548,679,168)
Service Class	(58,910,077)	(148,902,782)

	(483,161,217)	(697,581,950)

Net increase (decrease) in net assets resulting from capital share transactions	335,312,329	319,072,659

Net increase (decrease) in net assets	(1,834,441,646)	(423,895,657)

Net assets:
Beginning of year	2,551,688,393	2,975,584,050

End of year	$717,246,747	$2,551,688,393

Capital share transactions - shares:
Shares issued:
Initial Class	1,754,322	3,320,077
Service Class	8,198,290	3,037,195

	9,952,612	6,357,272

Shares reinvested:
Initial Class	76,107,858	15,099,342
Service Class	89,968,296	8,700,320

	166,076,154	23,799,662

Shares redeemed:
Initial Class	(47,034,320)	(14,393,442)
Service Class	(6,534,187)	(4,189,873)

	(53,568,507)	(18,583,315)

Net increase (decrease) in shares outstanding:
Initial Class	30,827,860	4,025,977
Service Class	91,632,399	7,547,642

	122,460,259	11,573,619

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$29.23		$38.86	$18.46	$16.20	$18.06

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.25)	(0.19)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	(15.27)		1.48	21.70	4.00	1.81

Total investment operations	(15.33)		1.23	21.51	3.87	1.72

Dividends and/or distributions to shareholders:
Net realized gains	(10.11)		(10.86)	(1.11)	(1.61)	(3.58)

Net asset value, end of year	$3.79		$29.23	$38.86	$18.46	$16.20

Total return	(59.84)%		(0.53)%	117.87%	23.74%	6.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$326,844		$1,621,984	$2,000,396	$1,316,457	$262,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%		0.72%	0.73%	0.82%	0.87%
Including waiver and/or reimbursement and recapture	0.76	%(B)	0.72%	0.73%	0.82%	0.87%
Net investment income (loss) to average net assets	(0.56)%		(0.66)%	(0.70)%	(0.68)%	(0.48)%
Portfolio turnover rate	37%		59%	52%	209%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.60		$37.32	$17.80	$15.70	$17.63

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.32)	(0.26)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(14.31)		1.46	20.89	3.87	1.79

Total investment operations	(14.37)		1.14	20.63	3.71	1.65

Dividends and/or distributions to shareholders:
Net realized gains	(10.11)		(10.86)	(1.11)	(1.61)	(3.58)

Net asset value, end of year	$3.12		$27.60	$37.32	$17.80	$15.70

Total return	(59.91)%		(0.83)%	117.29%	23.47%	6.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$390,403		$929,704	$975,188	$407,389	$121,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		0.97%	0.98%	1.07%	1.12%
Including waiver and/or reimbursement and recapture	1.01	%(B)	0.97%	0.98%	1.07%	1.12%
Net investment income (loss) to average net assets	(0.80)%		(0.91)%	(0.96)%	(0.90)%	(0.73)%
Portfolio turnover rate	37%		59%	52%	209%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations.

TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$42,626,071	$—	$—	$—	$42,626,071
Total Borrowings	$42,626,071	$—	$—	$—	$42,626,071

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$1,320,838	$—	$—	$—	$1,320,838
Total	$—	$1,320,838	$—	$—	$—	$1,320,838

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(13,598,730)	$—	$—	$—	$(13,598,730)
Total	$—	$(13,598,730)	$—	$—	$—	$(13,598,730)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$11,015,217	$—	$—	$—	$11,015,217
Total	$—	$11,015,217	$—	$—	$—	$11,015,217

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average value of option contracts purchased	$3,001,701

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross- termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs International	$4,348	$—	$(4,348)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	592,032	—	(592,032)	—	—	—	—	—
Standard Chartered Bank	724,458	—	(724,458)	—	—	—	—	—

Total	$1,320,838	$—	$(1,320,838)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoint	Rate
First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion up to $7 billion	0.570
Over $7 billion	0.550

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2023
Service Class	1.01	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2020	2021	2022	Total
Initial Class	$—	$—	$11,193	$11,193
Service Class	—	—	8,319	8,319

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s).

For the year ended December 31, 2022, brokerage commissions are $4,016.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 467,815,578	$ —	$ 791,131,812	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (21,983,596)	$ 21,983,596

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,366,284,543	$ 1,521,708	$ (607,414,049)	$ (605,892,341)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 122,691,629	$ 193,836,324

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 92,342,442	$ 631,671,572	$ —	$ 344,284,780	$ 441,279,249	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (316,527,953)	$ —	$ —	$ (605,892,249)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

Portfolio has made a long-term capital gain designation of $631,671,572 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

MARKET ENVIRONMENT

Numerous factors played a part in the poor market performance for the fiscal year ended December 31, 2022, including global monetary tightening, the Russia-Ukraine war, global trade crises in energy, commodities, and other resources, supply chain issues, and ongoing COVID-19 restrictions in China. Amid the high volatility and inflationary environment, both stock and bond markets declined in tandem for the first time since the 1960s. Most major equity indices ended the year down, marking the worst year for equity investors since 2008. On the domestic front, the S&P 500® Index ended the year at -18.11%. Meanwhile, the effects of inflation and curtailing policies were also felt worldwide with the MSCI EAFE Index down -14.01% and the MSCI Emerging Markets Index down -19.74%.

The Federal Reserve steadily increased rates throughout 2022 resulting in a total increase of 4.25% to the overnight Federal Funds Rate, the largest net calendar year increase since 1972. Both short-term and long-term treasury yields increased by several percentage points as investors began factoring in the Federal Reserve’s tightening path and continuing high inflation. Over 2022, the Bloomberg Global Aggregate Bond Index decreased by -16.25% and the Bloomberg US Aggregate Bond Index decreased by -13.01%, which was by far their worst calendar year on record since their inception in 1976.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP, Service Class returned -16.23%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned -18.36% and -17.11%, respectively.

STRATEGY REVIEW

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) normally invests most of its assets in Transamerica Morgan Stanley Global Allocation VP, a diversified global portfolio that allocates its assets between equities, bonds and cash and cash equivalents. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivative overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines. The strategy may limit the Portfolio’s ability to participate in up market.

As the fiscal year exhibited a high level of volatility and was marked by substantial global instability and rising risks, the Portfolio benefitted from the MMRS strategy. The Portfolio outperformed its benchmark in 2022. Thanks to the Portfolio’s defensive positioning, the maximum drawdown (worst peak-to-trough during the year) and volatility suffered by the Portfolio was substantially reduced compared to the benchmark. The MMRS strategy successfully reduced the Portfolio’s maximum drawdown and volatility compared to its benchmark.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	90.5%
Repurchase Agreement	7.3
Net Other Assets (Liabilities) ^	2.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(16.23)%	0.23%	1.13%	11/10/2014
MSCI All Country World Index (A)	(18.36)%	5.23%	6.61%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended Benchmark (A) (B) (C)	(17.11)%	2.56%	3.74%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 50% MSCI All Country World Index and 50% Bloomberg Global Aggregate Index.

(C) The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$974.90	$2.34	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
INVESTMENT COMPANY - 90.5%
International Mixed Allocation Fund - 90.5%
Transamerica Morgan Stanley Global Allocation VP (A)	39,003,046	$204,765,991

Total Investment Company (Cost $297,126,667)		204,765,991

	Principal	Value
REPURCHASE AGREEMENT - 7.3%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $16,388,247 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $16,712,737.	$16,384,970	$ 16,384,970

Total Repurchase Agreement (Cost $16,384,970)		16,384,970

Total Investments (Cost $313,511,637)		221,150,961
Net Other Assets (Liabilities) - 2.2%		5,036,115

Net Assets - 100.0%		$226,187,076

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(12)	03/17/2023	$(1,094,542)	$(1,062,540)	$32,002	$—
EUR Currency	(111)	03/13/2023	(14,871,849)	(14,921,175)	—	(49,326)
EURO STOXX 50® Index	(335)	03/17/2023	(14,172,165)	(13,573,032)	599,133	—
FTSE 100 Index	(31)	03/17/2023	(2,796,670)	(2,798,067)	—	(1,397)
GBP Currency	(38)	03/13/2023	(2,946,945)	(2,869,950)	76,995	—
JPY Currency	(93)	03/13/2023	(8,569,636)	(8,959,387)	—	(389,751)
MSCI Emerging Markets Index	(191)	03/17/2023	(9,301,282)	(9,162,270)	139,012	—
Nikkei 225 Index	(41)	03/09/2023	(8,626,213)	(8,147,516)	478,697	—
S&P 500® E-Mini Index	(190)	03/17/2023	(37,734,072)	(36,679,500)	1,054,572	—
S&P Midcap 400® E-Mini Index	(7)	03/17/2023	(1,751,705)	(1,709,820)	41,885	—

Total Futures Contracts					$2,422,296	$(440,474)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$204,765,991	$—	$—	$204,765,991
Repurchase Agreement	—	16,384,970	—	16,384,970

Total Investments	$204,765,991	$16,384,970	$—	$221,150,961

Other Financial Instruments
Futures Contracts (D)	$2,422,296	$—	$—	$2,422,296

Total Other Financial Instruments	$2,422,296	$—	$—	$2,422,296

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(440,474)	$—	$—	$(440,474)

Total Other Financial Instruments	$(440,474)	$—	$—	$(440,474)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2022	Shares as of December 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$292,553,955	$71,840,816	$(43,752,242)	$(14,899,217)	$(100,977,321)	$204,765,991	39,003,046	$42,539,109	$24,657,044

(B)	Rate disclosed reflects the yield at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Affiliated investments, at value (cost $297,126,667)	$204,765,991
Repurchase agreement, at value (cost $16,384,970)	16,384,970
Cash collateral pledged at broker for:
Futures contracts	4,886,807
Receivables and other assets:
Interest	1,639
Variation margin receivable on futures contracts	266,926
Other assets	849

Total assets	226,307,182

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	5,841
Investment management fees	18,747
Distribution and service fees	48,347
Transfer agent costs	267
Trustees, CCO and deferred compensation fees	2,201
Audit and tax fees	14,726
Custody fees	14,097
Legal fees	1,391
Printing and shareholder reports fees	11,284
Other accrued expenses	3,205

Total liabilities	120,106

Net assets	$226,187,076

Net assets consist of:
Capital stock ($0.01 par value)	$306,348
Additional paid-in capital	289,810,711
Total distributable earnings (accumulated losses)	(63,929,983)

Net assets	$226,187,076

Shares outstanding	30,634,822

Net asset value and offering price per share	$7.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income from affiliated investments	$42,539,109
Interest income from unaffiliated investments	120,550

Total investment income	42,659,659

Expenses:
Investment management fees	505,410
Distribution and service fees	631,762
Transfer agent costs	2,633
Trustees, CCO and deferred compensation fees	10,598
Audit and tax fees	27,691
Custody fees	44,033
Legal fees	15,774
Printing and shareholder reports fees	5,514
Other	21,277

Total expenses before waiver and/or reimbursement and recapture	1,264,692

Expense waived and/or reimbursed	(85,960)
Recapture of previously waived and/or reimbursed fees	8,981

Net expenses	1,187,713

Net investment income (loss)	41,471,946

Net realized gain (loss) on:
Investments	(14,899,217)
Capital gain distributions received from affiliated investment companies	24,657,044
Futures contracts	585,136

Net realized gain (loss)	10,342,963

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(100,977,321)
Futures contracts	1,981,822
Translation of assets and liabilities denominated in foreign currencies	21,437

Net change in unrealized appreciation (depreciation)	(98,974,062)

Net realized and change in unrealized gain (loss)	(88,631,099)

Net increase (decrease) in net assets resulting from operations	$(47,159,153)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$41,471,946	$37,923,719
Net realized gain (loss)	10,342,963	2,668,136
Net change in unrealized appreciation (depreciation)	(98,974,062)	(19,652,508)

Net increase (decrease) in net assets resulting from operations	(47,159,153)	20,939,347

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(37,903,348)	(15,733,696)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,903,348)	(15,733,696)

Capital share transactions:
Proceeds from shares sold	1,610,660	6,220,723
Dividends and/or distributions reinvested	37,903,348	15,733,696
Cost of shares redeemed	(28,559,914)	(25,925,339)

Net increase (decrease) in net assets resulting from capital share transactions	10,954,094	(3,970,920)

Net increase (decrease) in net assets	(74,108,407)	1,234,731

Net assets:
Beginning of year	300,295,483	299,060,752

End of year	$226,187,076	$300,295,483

Capital share transactions - shares:
Shares issued	175,761	591,534
Shares reinvested	5,007,047	1,514,311
Shares redeemed	(3,290,190)	(2,443,245)

Net increase (decrease) in shares outstanding	1,892,618	(337,400)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.45	$10.28	$10.03		$9.01	$9.88

Investment operations:
Net investment income (loss) (A)	1.43	1.32	0.54		0.13	0.33
Net realized and unrealized gain (loss)	(3.09)	(0.59)	0.09		1.18	(1.09)

Total investment operations	(1.66)	0.73	0.63		1.31	(0.76)

Dividends and/or distributions to shareholders:
Net investment income	(1.41)	(0.56)	(0.13)		(0.29)	(0.11)
Net realized gains	—	—	(0.25)		—	—

Total dividends and/or distributions to shareholders	(1.41)	(0.56)	(0.38)		(0.29)	(0.11)

Net asset value, end of year	$7.38	$10.45	$10.28		$10.03	$9.01

Total return	(16.23)%	7.18%	6.49%		14.71%	(7.76)%

Ratio and supplemental data:
Net assets end of year (000’s)	$226,187	$300,295	$299,061		$286,813	$228,627
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.48%	0.53%		0.56%	0.57%
Including waiver and/or reimbursement and recapture	0.47%	0.47%	0.51	%(C)	0.57%	0.57	%(D)
Net investment income (loss) to average net assets	16.41%	12.45%	5.60%		1.41%	3.40%
Portfolio turnover rate	2%	—%	5%		—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Effective May 1, 2020, the Portfolio’s operating expense limit changed from 0.57% to 0.47%.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk—Balanced VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$76,995	$2,345,301	$—	$—	$2,422,296
Total	$—	$76,995	$2,345,301	$—	$—	$2,422,296

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(439,077)	$(1,397)	$—	$—	$(440,474)
Total	$—	$(439,077)	$(1,397)	$—	$—	$(440,474)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$877,891	$(292,755)	$—	$—	$585,136
Total	$—	$877,891	$(292,755)	$—	$—	$585,136

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(362,082)	$2,343,904	$—	$—	$1,981,822
Total	$—	$(362,082)	$2,343,904	$—	$—	$1,981,822

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts — short	$(81,597,421)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2022, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	90.48%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.47%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2020	2021	2022	Total
Service Class	$55,698	$50,381	$85,960	$192,039

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 4,644,663	$ 43,752,242

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 320,412,394	$ 478,697	$ (99,261,433)	$ (98,782,736)

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,608,750	$ —

During the year ended December 31, 2022, the capital loss carryforwards utilized are $15,391,620.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 37,903,348	$ —	$ —	$ 15,733,696	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 41,440,125	$ —	$ (6,608,750)	$ —	$ —	$ (98,761,358)

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation Managed Risk — Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation Managed Risk — Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global markets suffered steep losses in 2022 as investor sentiment was dominated by decades’ high inflation, rising policy rates and growing fears of central-bank induced recessions around the world. For the first time in any calendar year on record, both the S&P 500® Index and 10-year U.S. Treasuries lost more than -10% each, leading to disappointing returns for traditional 60/40 investors. In addition to the volatile macroeconomic environment, markets also had to face significant geopolitical turmoil as Russia launched its invasion of Ukraine in the first quarter, which caused energy and food prices to surge. Although this price spike pushed inflation to even higher levels over the summer, it also meant that commodities were among the few asset classes that advanced for the year.

Global equities fell as the Federal Reserve’s (“Fed”) rate hiking campaign forced U.S. equity valuations lower particularly for unprofitable technology stocks that had surged to record levels in 2021. Investor concerns started to shift away from inflation and toward recession in the fourth quarter after consecutive inflation reports indicated that it had peaked, increasing worries that central banks might overtighten policy rates and tip the global economy into recession in 2023. Energy was the only sector in positive territory in 2022, with the growth-heavy communication services sector recording the largest drawdown. Within equity factors, value continued its rally during the year.

Bond prices fell in 2022. At the end of 2021, investors had incorrectly followed the narrative that inflation would turn out to be transitory, pricing in only three rate hikes of 0.25% each for 2022. As price pressures persisted, however, and the Ukraine war fueled inflation further, the Fed commenced its steepest hiking cycle in history, completing 4.25% worth of hikes in under 12 months. The 10-year Treasury yield increased to 3.87% from 1.51%, with the 2-year/10-year yield curve inverting in July and staying inverted for the remainder of the year, triggering a commonly cited recession signal. The European Central Bank (“ECB”) also started its tightening cycle, ending the eurozone’s era of negative interest rates, to regain control of double-digit inflation. By the end of 2022, the euro’s main policy rate had increased by 2.50%, and the ECB announced the start of its quantitative tightening program in March 2023.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Morgan Stanley Global Allocation VP, Service Class returned -17.76%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, returned -18.36% and -17.33%, respectively.

STRATEGY REVIEW

The Portfolio’s global macro strategy is top down and tactical, focusing on economic cycles and their impacts on market valuations. The strategy typically invests around global macroeconomic themes and then looks for opportunities to invest around these themes across all asset classes.

The Portfolio underperformed its blended benchmark (MSCI ACWI Index, 60% and the Bloomberg Global Aggregate Index, 40%) for the fiscal year ended December 31, 2022.

Top-down thematic contributors to performance included overweight positions in oil and gas exploration and production stocks versus U.S. equities, in U.S. value versus anti-value stocks, in Chinese 10-year government bonds versus U.S. 10-year Treasuries, and in Brazil three-year bonds vs. U.S. five-year Treasuries. An underweight in the U.S. dollar also contributed to performance.

Top-down thematic detractors included overweights in developed market auto parts versus developed market equities, the Thai baht versus the Taiwan dollar, in the Brazilian real versus the Korean won, in the Chilean peso, and in U.S. banks vs. U.S. equities. An overweight in Brazil banks versus Indian equities also detracted.

The use of derivatives included the purchase and sale of futures, interest rate and total return swaps, and currency forward contracts. These instruments were used for the efficient execution of active positions and, in certain cases, benchmark replication. Additionally, currency forwards were used to hedge currency exposures in non-U.S. dollar-based investments. Beyond commissions paid to counterparties and financing costs, we believe that these instruments efficiently replicated their underlying holdings’ performance while providing superior levels of liquidity. In aggregate, these positions had a neutral impact on relative performance during the fiscal year.

Cyril Moullé-Berteaux

Mark Bavoso

Sergei Parmenov

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	34.2%
Repurchase Agreements	21.5
Common Stocks	20.8
Corporate Debt Securities	11.7
U.S. Government Obligations	6.1
U.S. Government Agency Obligations	4.9
Other Investment Company	2.2
Mortgage-Backed Securities	1.7
Asset-Backed Securities	0.4
Municipal Government Obligation	0.1
Preferred Stocks	0.1
Short-Term U.S. Government Obligations	0.1
Convertible Bonds	0.0 *
Net Other Assets (Liabilities) ^	(3.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(17.51)%	3.03%	4.85%	05/01/2011
Service Class	(17.76)%	2.77%	4.57%	05/01/2009
MSCI All Country World Index (A)	(18.36)%	5.23%	7.98%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark (A) (B) (C)	(17.33)%	3.24%	5.39%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark is composed of the following benchmarks: 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index.

(C) The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Investing internationally, globally or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$994.60	$3.97	$1,021.20	$4.02	0.79%
Service Class	1,000.00	992.70	5.88	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 20.8%
Australia - 1.2%
Ampol Ltd.	2,737	$52,699
ANZ Group Holdings Ltd. (A)	34,556	556,660
APA Group	13,257	97,120
Aristocrat Leisure Ltd.	6,873	142,818
ASX Ltd.	2,214	102,533
Aurizon Holdings Ltd.	21,213	53,872
BHP Group Ltd.	56,625	1,759,180
BlueScope Steel Ltd.	5,334	61,157
Brambles Ltd.	15,905	130,705
Cochlear Ltd.	753	104,648
Coles Group Ltd.	15,237	173,455
Commonwealth Bank of Australia (A)	19,216	1,342,338
Computershare Ltd.	6,165	109,973
CSL Ltd.	5,484	1,074,433
Dexus, REIT	12,378	65,314
Endeavour Group Ltd.	15,400	67,314
Fortescue Metals Group Ltd.	18,967	264,860
Goodman Group, REIT (A)	19,380	229,063
GPT Group, REIT	21,662	61,944
IDP Education Ltd. (A)	2,351	43,506
IGO Ltd.	7,590	69,557
Insurance Australia Group Ltd.	28,047	90,705
Lendlease Corp. Ltd. (A)	7,850	41,902
Lottery Corp. Ltd. (B)	25,109	76,588
Macquarie Group Ltd.	4,160	472,887
Medibank Pvt Ltd.	31,105	62,475
Mineral Resources Ltd.	1,907	100,235
Mirvac Group, REIT (A)	45,024	65,294
National Australia Bank Ltd.	36,740	751,934
Newcrest Mining Ltd.	10,087	141,750
Northern Star Resources Ltd.	12,686	94,233
Orica Ltd.	5,102	52,314
Origin Energy Ltd.	19,774	103,935
Pilbara Minerals Ltd. (B)	29,053	74,178
Qantas Airways Ltd. (B)	10,419	42,634
QBE Insurance Group Ltd.	16,850	154,073
Quintis Pty Ltd. (B) (C) (D) (E)	1,725,383	1
Ramsay Health Care Ltd.	2,044	90,040
REA Group Ltd. (A)	601	45,338
Reece Ltd. (A)	2,617	25,212
Rio Tinto Ltd.	4,176	330,980
Santos Ltd.	35,881	174,427
Scentre Group, REIT	58,828	115,353
SEEK Ltd. (A)	3,804	54,260
Sonic Healthcare Ltd.	5,070	103,454
South32 Ltd.	51,720	140,854
Stockland, REIT	27,150	67,101
Suncorp Group Ltd.	14,260	116,895
Telstra Group Ltd. (A)	45,521	123,662
Transurban Group	34,960	308,957
Treasury Wine Estates Ltd.	7,888	73,093
Vicinity Ltd., REIT	43,555	59,309
Washington H Soul Pattinson & Co. Ltd. (A)	2,436	45,876
Wesfarmers Ltd.	12,772	399,225
Westpac Banking Corp. (A)	39,494	627,870
WiseTech Global Ltd.	1,644	56,805
Woodside Energy Group Ltd. (A)	21,283	513,545

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Woolworths Group Ltd. (A)	13,624	$ 311,299

		12,671,842

Austria - 0.1%
Erste Group Bank AG	19,255	616,284
OMV AG	1,763	90,775
Verbund AG	829	69,794
voestalpine AG	1,404	37,242

		814,095

Belgium - 0.2%
Ageas SA	1,884	83,533
Anheuser-Busch InBev SA	10,131	610,233
D’ieteren Group	289	55,437
Elia Group SA	386	54,872
Groupe Bruxelles Lambert NV	547	43,669
Groupe Bruxelles Lambert NV (A) (D)	614	48,902
KBC Group NV	14,059	904,171
Sofina SA (A)	183	40,275
Solvay SA	865	87,464
UCB SA	1,484	116,854
Umicore SA	2,451	90,044
Warehouses De Pauw CVA, REIT	1,896	54,190

		2,189,644

Bermuda - 0.0% (F)
Arch Capital Group Ltd. (B)	446	28,000
Everest Re Group Ltd.	48	15,901

		43,901

Canada - 1.9%
Agnico Eagle Mines Ltd. (A)	5,112	265,643
Air Canada (A) (B)	1,936	27,725
Algonquin Power & Utilities Corp. (A)	7,817	50,920
Alimentation Couche-Tard, Inc.	9,431	414,435
AltaGas Ltd. (A)	3,268	56,430
ARC Resources Ltd. (A)	7,567	101,992
Bank of Montreal (A)	7,694	697,006
Bank of Nova Scotia (A)	13,609	666,781
Barrick Gold Corp.	19,872	340,642
BCE, Inc. (A)	824	36,204
Brookfield Asset Management Ltd., A Shares (A) (B)	3,955	113,246
Brookfield Corp. (A)	16,574	521,212
BRP, Inc. (A)	411	31,335
CAE, Inc. (A) (B)	3,744	72,419
Cameco Corp. (A)	4,959	112,402
Canadian Apartment Properties, REIT	958	30,197
Canadian Imperial Bank of Commerce (A)	10,393	420,402
Canadian National Railway Co.	6,892	818,692
Canadian Natural Resources Ltd. (A)	12,931	718,081
Canadian Pacific Railway Ltd. (A)	10,786	804,170
Canadian Tire Corp. Ltd., Class A (A)	624	65,211
Canadian Utilities Ltd., Class A (A)	1,451	39,276
CCL Industries, Inc., Class B (A)	1,693	72,321
Cenovus Energy, Inc. (A)	15,952	309,497
CGI, Inc. (A) (B)	2,492	214,802
Constellation Software, Inc.	228	355,970
Descartes Systems Group, Inc. (A) (B)	954	66,505
Dollarama, Inc.	3,221	188,383

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Element Fleet Management Corp. (A)	4,505	$ 61,386
Emera, Inc. (A)	3,103	118,597
Empire Co. Ltd., Class A	1,832	48,249
Enbridge, Inc. (A)	23,272	909,567
Fairfax Financial Holdings Ltd.	259	153,424
First Quantum Minerals Ltd. (A)	7,146	149,306
FirstService Corp. (A)	455	55,719
Fortis, Inc. (A)	5,506	220,321
Franco-Nevada Corp.	2,247	306,299
George Weston Ltd. (A)	814	100,992
GFL Environmental, Inc. (A)	2,165	63,223
Gildan Activewear, Inc. (A)	2,064	56,524
Great-West Lifeco, Inc. (A)	3,238	74,852
Hydro One Ltd. (A) (G)	3,807	101,979
iA Financial Corp., Inc. (A)	1,193	69,844
IGM Financial, Inc. (A)	932	26,019
Imperial Oil Ltd. (A)	2,633	128,247
Intact Financial Corp.	1,979	284,880
Ivanhoe Mines Ltd., Class A (A) (B)	7,759	61,316
Keyera Corp. (A)	2,586	56,514
Kinross Gold Corp. (A)	14,646	59,709
Loblaw Cos. Ltd.	1,848	163,399
Lululemon Athletica, Inc. (B)	147	47,096
Lundin Mining Corp. (A)	7,586	46,558
Magna International, Inc.	3,282	184,364
Manulife Financial Corp. (A)	22,086	393,927
Metro, Inc. (A)	2,803	155,200
National Bank of Canada (A)	3,863	260,282
Northland Power, Inc.	2,795	76,646
Nutrien Ltd. (A)	6,276	458,185
Nuvei Corp. (A) (B) (G)	737	18,730
Onex Corp. (A)	829	39,974
Open Text Corp. (A)	3,121	92,477
Pan American Silver Corp. (A)	2,341	38,210
Parkland Corp. (A)	1,789	39,255
Pembina Pipeline Corp. (A)	6,431	218,293
Power Corp. of Canada (A)	6,423	151,088
Quebecor, Inc., Class B (A)	1,776	39,612
Restaurant Brands International, Inc. (A)	3,410	220,542
RioCan, REIT	1,689	26,358
Ritchie Bros Auctioneers, Inc. (A)	1,271	73,416
Rogers Communications, Inc., Class B (A)	4,072	190,578
Royal Bank of Canada (A)	16,019	1,506,070
Saputo, Inc. (A)	2,935	72,660
Shaw Communications, Inc., Class B	5,490	158,172
Shopify, Inc., Class A (B)	13,534	469,892
Sun Life Financial, Inc.	6,783	314,853
Suncor Energy, Inc.	15,685	497,541
TC Energy Corp. (A)	11,816	471,069
Teck Resources Ltd., Class B	5,464	206,494
TELUS Corp. (A)	5,371	103,652
TFI International, Inc.	919	92,043
Thomson Reuters Corp.	1,914	218,343
TMX Group Ltd. (A)	624	62,455
Toromont Industries Ltd. (A)	931	67,185
Toronto-Dominion Bank (A)	20,813	1,347,619
Tourmaline Oil Corp.	3,746	189,015
West Fraser Timber Co. Ltd. (A)	679	49,029

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Wheaton Precious Metals Corp. (A)	5,029	$ 196,480
WSP Global, Inc. (A)	1,421	164,863

		19,840,491

Cayman Islands - 0.0% (F)
Sands China Ltd. (B)	28,056	93,095

Chile - 0.0% (F)
Antofagasta PLC	4,373	81,707

Denmark - 0.5%
AP Moller - Maersk AS, Class A	36	79,651
AP Moller - Maersk AS, Class B	57	128,166
Carlsberg AS, Class B	1,127	149,773
Chr Hansen Holding AS	1,242	89,340
Coloplast AS, Class B	1,391	162,592
Danske Bank AS	7,893	156,001
Demant AS (B)	1,074	29,769
DSV AS	2,169	342,360
Genmab AS (B)	762	322,601
Novo Nordisk AS, Class B	18,882	2,549,565
Novozymes AS, B Shares	2,409	122,031
Orsted AS (G)	2,218	201,564
Pandora AS	1,047	73,565
ROCKWOOL AS, B Shares	103	24,212
Tryg AS	4,153	98,851
Vestas Wind Systems AS	11,951	347,685

		4,877,726

Finland - 0.2%
Elisa OYJ	1,645	87,094
Fortum OYJ	5,024	83,573
Kesko OYJ, B Shares	3,188	70,368
Kone OYJ, Class B	3,961	204,794
Neste OYJ	4,822	222,057
Nokia OYJ	62,916	291,416
Nordea Bank Abp	37,559	401,979
Orion OYJ, Class B	1,218	66,807
Sampo OYJ, A Shares	5,576	291,398
Stora Enso OYJ, R Shares	6,384	89,864
UPM-Kymmene OYJ	6,149	229,916
Wartsila OYJ Abp	5,549	46,735

		2,086,001

France - 2.2%
Accor SA (B)	1,948	48,690
Aeroports de Paris (B)	342	45,835
Air Liquide SA	5,896	835,625
Airbus SE	6,674	793,147
Alstom SA (A)	3,649	89,137
Amundi SA (G)	690	39,146
Arkema SA	677	60,787
AXA SA	21,073	587,738
BioMerieux	476	49,894
BNP Paribas SA	61,863	3,526,280
Bollore SE	9,975	55,738
Bouygues SA	2,609	78,310
Bureau Veritas SA	3,352	88,304
Capgemini SE	1,848	308,499
Carrefour SA	6,674	111,735
Cie de Saint-Gobain	5,559	271,646

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Cie Generale des Etablissements Michelin SCA	7,684	$ 213,735
Covivio, REIT	543	32,231
Credit Agricole SA	67,187	707,048
Danone SA	7,289	384,117
Dassault Aviation SA	282	47,755
Dassault Systemes SE	7,587	272,030
Edenred	2,816	153,372
Eiffage SA	942	92,689
Electricite de France SA	6,137	78,832
Engie SA	21,681	310,714
EssilorLuxottica SA	3,301	597,877
Eurazeo SE	497	30,910
Gecina SA, REIT	529	53,880
Getlink SE	5,015	80,390
Hermes International	358	553,754
Ipsen SA	420	45,184
Kering SA	874	444,865
Klepierre SA, REIT (B)	2,472	56,972
L’Oreal SA	2,734	976,317
La Francaise des Jeux SAEM (G)	1,186	47,710
Legrand SA	3,028	242,516
LVMH Moet Hennessy Louis Vuitton SE	3,151	2,293,293
Orange SA	22,733	225,849
Pernod Ricard SA	2,325	457,316
Publicis Groupe SA	2,601	165,440
Remy Cointreau SA	264	44,538
Renault SA (B)	2,228	74,590
Safran SA	3,838	480,352
Sanofi	12,919	1,242,410
Sartorius Stedim Biotech	315	102,000
Schneider Electric SE	6,168	863,083
SEB SA	283	23,705
Societe Generale SA	44,263	1,112,513
Sodexo SA (A)	1,001	95,880
Teleperformance	674	160,674
Thales SA	1,212	154,778
TotalEnergies SE (A)	27,634	1,734,914
Ubisoft Entertainment SA (B)	1,068	30,193
Unibail-Rodamco-Westfield, REIT (B)	1,379	71,785
Valeo	2,405	42,993
Veolia Environnement SA	7,681	197,331
Vinci SA	6,059	605,065
Vivendi SE	8,138	77,653
Wendel SE	303	28,283
Worldline SA (B) (G)	2,726	106,596

		22,804,643

Germany - 1.2%
adidas AG	1,982	270,423
Allianz SE	4,576	984,084
BASF SE	10,462	519,524
Bayer AG	11,085	573,421
Bayerische Motoren Werke AG	3,749	334,614
Bechtle AG	929	32,876
Beiersdorf AG	1,138	130,588
Brenntag SE	1,730	110,594
Carl Zeiss Meditec AG	455	57,424
Commerzbank AG (B)	58,690	555,119
Continental AG	1,244	74,545

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Covestro AG (G)	2,207	$ 86,349
Daimler Truck Holding AG (B)	5,128	158,887
Delivery Hero SE (B) (G)	1,925	92,274
Deutsche Bank AG	22,260	252,293
Deutsche Boerse AG	2,142	370,075
Deutsche Lufthansa AG (B)	6,763	56,214
Deutsche Post AG	11,210	422,151
Deutsche Telekom AG	36,414	726,497
E.ON SE	25,539	255,175
Evonik Industries AG	2,392	45,923
Fresenius Medical Care AG & Co. KGaA	2,354	77,031
Fresenius SE & Co. KGaA	4,791	134,624
GEA Group AG	1,710	69,924
Hannover Rueck SE	679	134,828
HeidelbergCement AG	1,645	93,820
HelloFresh SE (B)	1,897	41,689
Henkel AG & Co. KGaA	1,178	75,975
Infineon Technologies AG	14,628	445,172
Knorr-Bremse AG	819	44,747
LEG Immobilien SE	859	55,962
Mercedes-Benz Group AG	9,133	600,272
Merck KGaA	1,465	283,689
MTU Aero Engines AG	603	130,516
Muenchener Rueckversicherungs-Gesellschaft AG	1,570	510,904
Nemetschek SE	651	33,233
Puma SE	1,210	73,440
Rational AG	58	34,458
Rheinmetall AG	520	103,562
RWE AG	7,318	325,797
SAP SE	11,820	1,219,595
Scout24 SE (G)	915	45,966
Siemens AG	8,672	1,203,440
Siemens Healthineers AG (G)	3,278	163,972
Symrise AG	1,514	164,740
Telefonica Deutschland Holding AG	11,757	28,984
United Internet AG	1,092	22,081
Volkswagen AG	335	52,947
Vonovia SE	8,254	194,557
Zalando SE (B) (G)	2,577	91,336

		12,566,311

Hong Kong - 0.5%
AIA Group Ltd.	134,680	1,497,700
BOC Hong Kong Holdings Ltd.	41,201	140,408
Budweiser Brewing Co. APAC Ltd. (G)	18,933	59,549
Chow Tai Fook Jewellery Group Ltd.	21,057	42,948
CK Asset Holdings Ltd.	22,109	136,102
CK Hutchison Holdings Ltd.	30,304	181,891
CK Infrastructure Holdings Ltd.	7,125	37,289
CLP Holdings Ltd.	17,810	129,945
ESR Group Ltd. (G)	22,585	47,395
Futu Holdings Ltd., ADR (A) (B)	703	28,577
Galaxy Entertainment Group Ltd.	25,092	165,877
Hang Lung Properties Ltd.	21,827	42,673
Hang Seng Bank Ltd.	8,675	144,260
Henderson Land Development Co. Ltd.	16,782	58,589
HK Electric Investments & HK Electric Investments Ltd.	28,857	19,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
HKT Trust & HKT Ltd.	42,760	$ 52,427
Hong Kong & China Gas Co. Ltd.	126,844	120,580
Hong Kong Exchanges & Clearing Ltd.	13,596	587,355
Hongkong Land Holdings Ltd.	12,224	56,230
Jardine Matheson Holdings Ltd.	1,812	92,231
Link, REIT	24,419	179,260
MTR Corp. Ltd.	17,274	91,510
New World Development Co. Ltd.	17,332	48,851
Power Assets Holdings Ltd.	15,256	83,556
Sino Land Co. Ltd.	39,603	49,520
SITC International Holdings Co. Ltd.	18,083	40,218
Sun Hung Kai Properties Ltd.	16,055	219,677
Swire Pacific Ltd., Class A	5,715	50,301
Swire Properties Ltd.	12,845	32,650
Techtronic Industries Co. Ltd.	15,731	175,540
WH Group Ltd. (G)	95,759	55,698
Wharf Real Estate Investment Co. Ltd.	19,249	112,207
Xinyi Glass Holdings Ltd.	21,270	39,622

		4,819,750

Ireland - 0.2%
Accenture PLC, Class A	770	205,467
AerCap Holdings NV (B)	1,555	90,688
AIB Group PLC	12,276	47,517
Allegion PLC	108	11,368
Aptiv PLC (B)	334	31,105
Bank of Ireland Group PLC	12,354	117,696
CRH PLC	8,972	355,447
DCC PLC	1,110	54,751
Experian PLC	10,379	352,967
Flutter Entertainment PLC (A) (B)	2,003	274,017
James Hardie Industries PLC	5,135	92,299
Jazz Pharmaceuticals PLC (B)	78	12,426
Kerry Group PLC, Class A	1,899	171,242
Kingspan Group PLC (A)	1,841	99,678
Medtronic PLC	1,656	128,704
Smurfit Kappa Group PLC	2,965	109,689
Trane Technologies PLC	287	48,242

		2,203,303

Israel - 0.1%
Azrieli Group Ltd.	479	31,944
Bank Hapoalim BM	14,327	128,999
Bank Leumi Le-Israel BM	17,416	145,054
Bezeq The Israeli Telecommunication Corp. Ltd.	23,400	40,143
Check Point Software Technologies Ltd. (B)	1,130	142,561
CyberArk Software Ltd. (B)	459	59,509
Elbit Systems Ltd.	300	48,790
ICL Group Ltd.	7,987	57,710
Israel Discount Bank Ltd., A Shares	13,955	73,263
Mizrahi Tefahot Bank Ltd.	1,740	56,159
Nice Ltd. (B)	717	137,935
SolarEdge Technologies, Inc. (B)	68	19,262
Teva Pharmaceutical Industries Ltd., ADR (B)	12,512	114,109
Tower Semiconductor Ltd. (B)	1,233	53,821
Wix.com Ltd. (B)	645	49,555
ZIM Integrated Shipping Services Ltd. (A)	947	16,279

		1,175,093

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.6%
Amplifon SpA (A)	1,403	$ 41,781
Assicurazioni Generali SpA	12,433	221,127
Davide Campari-Milano NV	5,991	60,821
DiaSorin SpA	287	40,061
Enel SpA	91,207	491,091
Eni SpA	27,621	392,826
Ferrari NV	1,426	305,597
FinecoBank Banca Fineco SpA	33,411	555,070
Infrastrutture Wireless Italiane SpA (G)	3,799	38,283
Intesa Sanpaolo SpA	915,430	2,036,277
Mediobanca Banca di Credito Finanziario SpA (A)	33,628	323,398
Moncler SpA	2,313	122,560
Nexi SpA (B) (G)	6,701	52,837
Poste Italiane SpA (G)	5,787	56,533
Prysmian SpA	2,878	106,779
Recordati Industria Chimica e Farmaceutica SpA	1,183	49,071
Snam SpA	22,787	110,424
Telecom Italia SpA (B)	111,771	25,879
Terna - Rete Elettrica Nazionale	15,881	117,299
UniCredit SpA	112,929	1,604,383

		6,752,097

Japan - 0.8%
Chiba Bank Ltd.	36,468	267,313
Concordia Financial Group Ltd.	74,895	313,870
Japan Post Bank Co. Ltd. (A)	28,375	243,881
Mizuho Financial Group, Inc.	165,955	2,346,940
Resona Holdings, Inc.	148,659	819,188
Shizuoka Financial Group, Inc.	30,707	246,845
Sumitomo Mitsui Financial Group, Inc.	89,823	3,624,677
Sumitomo Mitsui Trust Holdings, Inc.	23,236	812,304

		8,675,018

Jersey, Channel Islands - 0.0% (F)
Novocure Ltd. (A) (B)	115	8,435

Jordan - 0.0% (F)
Hikma Pharmaceuticals PLC	1,838	34,486

Luxembourg - 0.0% (F)
ArcelorMittal SA	5,935	156,128
Aroundtown SA	11,995	28,030
Eurofins Scientific SE (A)	1,511	108,466
Tenaris SA	5,234	91,240

		383,864

Netherlands - 0.9%
ABN AMRO Bank NV (G)	23,366	323,282
Adyen NV (B) (G)	250	344,792
Akzo Nobel NV	2,102	140,765
Argenx SE (B)	647	241,226
ASM International NV	539	135,963
ASML Holding NV	4,659	2,512,564
Euronext NV (G)	969	71,737
EXOR NV (A) (B)	1,244	90,951
EXOR NV (B)	1,260	92,121
Heineken Holding NV	1,153	88,926
Heineken NV	2,964	278,827
IMCD NV	654	93,215
ING Groep NV	214,908	2,619,788
JDE Peet’s NV	1,163	33,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Just Eat Takeaway.com NV (B) (G)	2,128	$ 44,989
Koninklijke Ahold Delhaize NV	11,906	342,070
Koninklijke DSM NV	1,990	243,481
Koninklijke KPN NV	37,738	116,746
Koninklijke Philips NV	10,568	158,420
NN Group NV	3,202	130,796
NXP Semiconductors NV	325	51,360
OCI NV	1,219	43,609
Prosus NV (B)	9,561	659,618
QIAGEN NV (B)	2,594	130,535
Randstad NV (A)	1,371	83,594
Stellantis NV	24,943	354,152
Universal Music Group NV	8,328	200,670
Wolters Kluwer NV	3,016	315,616

		9,943,451

New Zealand - 0.0% (F)
Auckland International Airport Ltd. (B)	14,592	72,356
Fisher & Paykel Healthcare Corp. Ltd.	6,751	96,868
Mercury Ltd.	8,168	28,833
Meridian Energy Ltd.	14,631	48,676
Spark New Zealand Ltd.	21,888	75,042
Xero Ltd. (B)	1,527	73,057

		394,832

Norway - 0.1%
Adevinta ASA (B)	3,489	23,363
Aker BP ASA	3,657	113,516
DNB Bank ASA	10,840	215,156
Equinor ASA	11,047	396,694
Gjensidige Forsikring ASA	2,337	45,849
Kongsberg Gruppen ASA	1,032	43,779
Mowi ASA	4,781	81,596
Norsk Hydro ASA	15,459	115,696
Orkla ASA	8,754	63,389
Salmar ASA	750	29,459
Telenor ASA	8,279	77,409
Yara International ASA	1,943	85,401

		1,291,307

Portugal - 0.0% (F)
EDP - Energias de Portugal SA	27,065	134,892
Galp Energia SGPS SA	4,831	65,211
Jeronimo Martins SGPS SA	2,719	58,735

		258,838

Republic of South Africa - 0.0% (F)
Thungela Resources Ltd. (A)	1,924	31,750

Singapore - 0.2%
CapitaLand Ascendas, REIT	38,898	79,573
CapitaLand Integrated Commercial Trust, REIT	61,185	93,189
Capitaland Investment Ltd.	29,622	81,829
City Developments Ltd.	4,666	28,671
DBS Group Holdings Ltd.	20,634	522,551
Genting Singapore Ltd.	68,732	49,006
Grab Holdings Ltd., Class A (B)	15,538	50,032
Jardine Cycle & Carriage Ltd.	1,100	23,488
Keppel Corp. Ltd.	16,761	90,850
Mapletree Logistics Trust, REIT (A)	38,800	46,060
Mapletree Pan Asia Commercial Trust, REIT	27,498	34,285

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
Oversea-Chinese Banking Corp. Ltd.	38,860	$ 353,378
Sea Ltd., ADR (A) (B)	4,249	221,076
Singapore Airlines Ltd. (A)	15,370	63,458
Singapore Exchange Ltd.	9,825	65,652
Singapore Technologies Engineering Ltd.	17,900	44,770
Singapore Telecommunications Ltd.	92,640	177,755
United Overseas Bank Ltd.	13,488	309,155
UOL Group Ltd.	5,358	26,882
Venture Corp. Ltd.	3,162	40,275
Wilmar International Ltd.	22,000	68,493

		2,470,428

Spain - 0.8%
Acciona SA	283	52,075
ACS Actividades de Construccion y Servicios SA (A)	2,469	70,752
Aena SME SA (B) (G)	871	109,366
Amadeus IT Group SA (B)	5,169	268,635
Banco Bilbao Vizcaya Argentaria SA	364,991	2,201,229
Banco Santander SA	958,056	2,874,106
CaixaBank SA	251,157	987,221
Cellnex Telecom SA (G)	6,230	206,202
Corp. ACCIONA Energias Renovables SA	757	29,285
EDP Renovaveis SA	2,858	62,961
Enagas SA (A)	2,842	47,230
Endesa SA	3,621	68,355
Ferrovial SA	5,612	147,000
Grifols SA (A) (B)	3,431	39,555
Iberdrola SA	68,615	802,796
Industria de Diseno Textil SA	12,357	328,705
Naturgy Energy Group SA (A)	1,675	43,588
Red Electrica Corp. SA	4,629	80,570
Repsol SA	15,436	245,373
Siemens Gamesa Renewable Energy SA (B)	2,721	52,574
Telefonica SA	58,924	213,509

		8,931,087

Sweden - 0.5%
Alfa Laval AB	3,301	95,251
Assa Abloy AB, B Shares	11,504	246,620
Atlas Copco AB, A Shares	30,613	361,142
Atlas Copco AB, B Shares	17,839	189,932
Boliden AB	3,102	116,308
Electrolux AB, B Shares (A)	2,537	34,228
Embracer Group AB (A) (B)	7,294	33,056
Epiroc AB, Class A	7,527	136,945
Epiroc AB, Class B	4,452	71,527
EQT AB (A)	3,475	73,464
Essity AB, Class B	6,927	181,426
Evolution AB (G)	2,080	202,402
Fastighets AB Balder, B Shares (B)	7,264	33,776
Getinge AB, B Shares	2,646	54,848
H&M Hennes & Mauritz AB, B Shares (A)	8,460	90,998
Hexagon AB, B Shares	22,334	233,296
Holmen AB, B Shares	1,060	42,045
Husqvarna AB, B Shares	4,848	33,971
Industrivarden AB, A Shares	1,489	36,173
Industrivarden AB, C Shares	1,762	42,721
Indutrade AB	3,151	63,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Investment AB Latour, B Shares	1,705	$ 32,205
Investor AB, A Shares	5,677	105,463
Investor AB, B Shares	20,733	374,650
Kinnevik AB, Class B (B)	2,781	38,164
L E Lundbergforetagen AB, B Shares	866	36,856
Lifco AB, B Shares	2,685	44,811
Nibe Industrier AB, B Shares	17,505	162,890
Sagax AB, B Shares	2,183	49,477
Sandvik AB	12,173	219,782
Securitas AB, B Shares (A)	5,560	46,335
Skandinaviska Enskilda Banken AB, Class A	18,292	210,269
Skanska AB, B Shares	3,881	61,368
SKF AB, B Shares	4,375	66,727
Svenska Cellulosa AB SCA, Class B	6,851	86,632
Svenska Handelsbanken AB, A Shares	16,566	166,853
Swedbank AB, A Shares	10,261	174,346
Swedish Orphan Biovitrum AB (B)	1,902	39,316
Tele2 AB, B Shares	6,532	53,271
Telefonaktiebolaget LM Ericsson, B Shares	33,274	194,194
Telia Co. AB	30,182	77,112
Volvo AB, A Shares	2,290	43,474
Volvo AB, B Shares	17,221	311,055
Volvo Car AB, B Shares (A) (B)	6,875	31,216

		5,000,341

Switzerland - 1.7%
ABB Ltd.	17,881	542,628
Adecco Group AG	1,828	60,218
Alcon, Inc.	5,761	393,641
Bachem Holding AG, Class B	386	33,334
Baloise Holding AG	518	79,942
Banque Cantonale Vaudoise	340	32,634
Barry Callebaut AG	40	79,122
BKW AG	240	32,834
Chocoladefabriken Lindt & Spruengli AG	13	225,123
Chubb Ltd.	510	112,506
Cie Financiere Richemont SA, Class A	5,922	767,910
Clariant AG (B)	2,477	39,245
Coca-Cola HBC AG (B)	2,145	51,164
Credit Suisse Group AG	41,413	123,793
EMS-Chemie Holding AG	80	54,161
Garmin Ltd.	192	17,720
Geberit AG	409	192,635
Givaudan SA	105	321,706
Glencore PLC	108,075	721,751
Holcim AG (B)	6,322	327,364
Julius Baer Group Ltd.	2,424	141,196
Kuehne & Nagel International AG	616	143,366
Logitech International SA	1,970	121,568
Lonza Group AG	848	415,540
Nestle SA	31,095	3,603,005
Novartis AG	24,581	2,222,166
Partners Group Holding AG	260	229,674
Roche Holding AG	8,015	2,518,096
Roche Holding AG (A)	305	118,220
Schindler Holding AG	725	134,317
SGS SA	73	169,740
Siemens Energy AG (B)	4,924	92,636
SIG Group AG (B)	3,578	78,165

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Sika AG	1,677	$ 402,088
Sonova Holding AG	617	146,334
STMicroelectronics NV	7,739	273,337
Straumann Holding AG	1,271	145,155
Swatch Group AG	923	123,974
Swiss Life Holding AG	349	179,963
Swiss Prime Site AG	874	75,760
Swiss Re AG	3,413	319,209
Swisscom AG	289	158,338
TE Connectivity Ltd.	398	45,690
Temenos AG	726	39,839
UBS Group AG	38,000	707,068
VAT Group AG (G)	311	85,028
Zurich Insurance Group AG	1,709	817,488

		17,716,391

United Kingdom - 2.3%
3i Group PLC	10,899	176,761
abrdn PLC (A)	24,113	55,169
Admiral Group PLC	2,027	52,368
Amcor PLC	1,844	21,962
Anglo American PLC	14,275	558,548
Ashtead Group PLC	4,954	282,687
Associated British Foods PLC	4,038	76,936
AstraZeneca PLC	17,335	2,350,973
Auto Trader Group PLC (G)	10,701	66,703
AVEVA Group PLC	1,351	52,478
Aviva PLC	31,367	167,915
BAE Systems PLC	35,232	364,602
Barclays PLC	179,705	344,392
Barratt Developments PLC	11,480	55,071
Berkeley Group Holdings PLC	1,224	55,831
BP PLC	209,360	1,201,999
British American Tobacco PLC	24,148	957,992
British Land Co. PLC, REIT	9,930	47,431
BT Group PLC (A)	77,973	105,625
Bunzl PLC	3,810	127,082
Burberry Group PLC	4,405	108,106
Clarivate PLC (A) (B)	373	3,111
CNH Industrial NV	11,373	182,187
Coca-Cola Europacific Partners PLC	2,365	130,832
Compass Group PLC	19,816	459,367
Croda International PLC	1,568	125,188
Diageo PLC	25,462	1,123,554
Entain PLC	6,647	106,194
Evraz PLC (B) (D) (E) (H) (I)	6,267	0
Ferguson PLC	261	33,139
G4S Ltd. (B) (D) (E)	27,853	82,499
GSK PLC	45,653	793,443
Haleon PLC (B)	56,711	224,434
Halma PLC	4,292	102,427
Hargreaves Lansdown PLC	4,052	41,942
HSBC Holdings PLC	221,917	1,383,554
Imperial Brands PLC	10,108	253,078
Informa PLC	16,294	122,053
InterContinental Hotels Group PLC	2,077	119,121
Intertek Group PLC	1,836	89,540
J Sainsbury PLC	19,552	51,459
JD Sports Fashion PLC	29,257	44,620

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Johnson Matthey PLC	2,022	$ 51,994
Kingfisher PLC	21,896	62,498
Land Securities Group PLC, REIT	8,002	60,114
Legal & General Group PLC	67,179	202,634
Liberty Global PLC, Class A (B)	204	3,862
Liberty Global PLC, Class C (B)	349	6,781
Linde PLC	615	200,601
Lloyds Banking Group PLC	760,930	417,739
London Stock Exchange Group PLC	3,688	318,166
M&G PLC	28,295	64,258
Melrose Industries PLC	45,830	74,521
Mondi PLC	5,496	93,653
National Grid PLC	41,322	498,264
NatWest Group PLC	59,125	189,563
Next PLC	1,456	102,199
NMC Health PLC (B) (D) (E) (H)	77,617	0
Ocado Group PLC (A) (B)	6,632	49,454
Pearson PLC	7,472	84,841
Pentair PLC	204	9,176
Persimmon PLC	3,607	53,070
Phoenix Group Holdings PLC	8,445	62,136
Prudential PLC	30,854	420,568
Reckitt Benckiser Group PLC	8,036	559,008
RELX PLC	21,625	598,164
Rentokil Initial PLC	28,260	173,558
Rio Tinto PLC	12,590	882,495
Rolls-Royce Holdings PLC (B)	94,517	106,496
Sage Group PLC	11,722	105,661
Schroders PLC	8,316	43,834
Segro PLC, REIT	13,639	125,909
Severn Trent PLC	2,823	90,475
Shell PLC	80,581	2,265,952
Smith & Nephew PLC	9,847	132,081
Smiths Group PLC	4,071	78,672
Spirax-Sarco Engineering PLC	828	106,257
SSE PLC	12,013	248,636
St. James’s Place PLC	6,134	81,202
Standard Chartered PLC	27,928	210,144
Taylor Wimpey PLC	39,862	48,986
Tesco PLC	83,841	227,248
Unilever PLC	28,552	1,443,540
United Utilities Group PLC	7,676	92,001
Vodafone Group PLC	296,110	301,564
Whitbread PLC	2,271	70,560
Willis Towers Watson PLC	135	33,018
WPP PLC	12,300	121,964

		23,875,890

United States - 4.6%
3M Co.	690	82,745
A.O. Smith Corp.	159	9,101
Abbott Laboratories	2,170	238,244
AbbVie, Inc.	2,197	355,057
Activision Blizzard, Inc.	969	74,177
Adobe, Inc. (B)	563	189,466
Advance Auto Parts, Inc.	75	11,027
Advanced Micro Devices, Inc. (B)	1,985	128,568
AES Corp.	819	23,554
Affirm Holdings, Inc. (A) (B)	243	2,350

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Aflac, Inc.	729	$ 52,444
Agilent Technologies, Inc.	364	54,473
Air Products & Chemicals, Inc.	275	84,771
Airbnb, Inc., Class A (B)	458	39,159
Akamai Technologies, Inc. (B)	196	16,523
Albemarle Corp.	145	31,445
Alcoa Corp.	218	9,912
Alexandria Real Estate Equities, Inc., REIT	191	27,823
Align Technology, Inc. (B)	91	19,192
Alliant Energy Corp.	310	17,115
Allstate Corp.	327	44,341
Ally Financial, Inc.	383	9,364
Alnylam Pharmaceuticals, Inc. (B)	147	34,935
Alphabet, Inc., Class A (B)	7,413	654,049
Alphabet, Inc., Class C (B)	6,870	609,575
Altria Group, Inc.	2,234	102,116
Amazon.com, Inc. (B)	11,301	949,284
Ameren Corp.	320	28,454
American Electric Power Co., Inc.	636	60,388
American Express Co.	786	116,131
American Financial Group, Inc.	88	12,081
American Homes 4 Rent, Class A, REIT	389	11,724
American International Group, Inc.	921	58,244
American Tower Corp., REIT	577	122,243
American Water Works Co., Inc.	226	34,447
Ameriprise Financial, Inc.	133	41,412
AmerisourceBergen Corp.	191	31,651
AMETEK, Inc.	283	39,541
Amgen, Inc.	665	174,656
Amphenol Corp., Class A	735	55,963
Analog Devices, Inc.	638	104,651
Annaly Capital Management, Inc., REIT	574	12,100
ANSYS, Inc. (B)	107	25,850
Aon PLC, Class A	259	77,736
APA Corp.	406	18,952
Apollo Global Management, Inc.	492	31,385
Apple, Inc.	19,883	2,583,398
Applied Materials, Inc.	1,066	103,807
Aramark	289	11,947
Archer-Daniels-Midland Co.	688	63,881
Ares Management Corp., Class A	190	13,004
Arista Networks, Inc. (B)	303	36,769
Arrow Electronics, Inc. (B)	79	8,261
Arthur J Gallagher & Co.	257	48,455
Aspen Technology, Inc. (B)	35	7,189
Assurant, Inc.	66	8,254
AT&T, Inc.	8,759	161,253
Atmos Energy Corp.	174	19,500
Autodesk, Inc. (B)	269	50,268
Automatic Data Processing, Inc.	518	123,729
AutoZone, Inc. (B)	24	59,188
AvalonBay Communities, Inc., REIT	175	28,266
Avantor, Inc. (B)	833	17,568
Avery Dennison Corp.	100	18,100
Baker Hughes Co.	1,229	36,292
Ball Corp.	385	19,689
Bank of America Corp.	56,374	1,867,107
Bank of New York Mellon Corp.	948	43,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Bath & Body Works, Inc.	283	$ 11,926
Baxter International, Inc.	624	31,805
Becton Dickinson & Co.	351	89,259
Bentley Systems, Inc., Class B (A)	240	8,870
Berkshire Hathaway, Inc., Class B (B)	1,602	494,858
Best Buy Co., Inc.	253	20,293
Bill.com Holdings, Inc. (B)	115	12,530
Bio-Rad Laboratories, Inc., Class A (B)	28	11,774
Bio-Techne Corp.	194	16,079
Biogen, Inc. (B)	178	49,292
BioMarin Pharmaceutical, Inc. (B)	231	23,906
Black Knight, Inc. (B)	193	11,918
BlackRock, Inc.	187	132,514
Blackstone, Inc.	868	64,397
Block, Inc. (B)	646	40,595
Boeing Co. (B)	689	131,248
Booking Holdings, Inc. (B)	49	98,749
Booz Allen Hamilton Holding Corp.	163	17,037
BorgWarner, Inc.	294	11,834
Boston Properties, Inc., REIT	183	12,367
Boston Scientific Corp. (B)	1,769	81,852
Bristol-Myers Squibb Co.	2,662	191,531
Broadcom, Inc.	507	283,479
Broadridge Financial Solutions, Inc., ADR	146	19,583
Brookfield Renewable Corp., Class A (A)	1,472	40,518
Brown & Brown, Inc.	295	16,806
Brown-Forman Corp., Class B	385	25,287
Bunge Ltd.	187	18,657
Burlington Stores, Inc. (B)	81	16,424
Cadence Design Systems, Inc. (B)	337	54,136
Caesars Entertainment, Inc. (B)	265	11,024
Camden Property Trust, REIT	126	14,097
Campbell Soup Co.	264	14,982
Capital One Financial Corp.	473	43,970
Cardinal Health, Inc.	334	25,675
Carlisle Cos., Inc.	64	15,082
Carlyle Group, Inc.	245	7,311
CarMax, Inc. (B)	200	12,178
Carnival Corp. (A) (B)	1,229	9,906
Carrier Global Corp.	1,043	43,024
Catalent, Inc. (B)	211	9,497
Caterpillar, Inc.	648	155,235
Cboe Global Markets, Inc.	132	16,562
CBRE Group, Inc., Class A (B)	396	30,476
CDW Corp.	167	29,823
Celanese Corp.	135	13,802
Centene Corp. (B)	712	58,391
CenterPoint Energy, Inc.	779	23,362
Ceridian HCM Holding, Inc. (B)	170	10,906
CF Industries Holdings, Inc.	244	20,789
CH Robinson Worldwide, Inc.	155	14,192
Charles River Laboratories International, Inc. (B)	64	13,946
Charles Schwab Corp.	1,769	147,287
Charter Communications, Inc., Class A (B)	139	47,135
Cheniere Energy, Inc.	278	41,689
Chesapeake Energy Corp. (A)	128	12,079
Chevron Corp.	2,281	409,417
Chewy, Inc., Class A (A) (B)	116	4,301

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Chipotle Mexican Grill, Inc. (B)	34	$ 47,175
Church & Dwight Co., Inc.	301	24,264
Cigna Corp.	377	124,915
Cincinnati Financial Corp.	185	18,942
Cintas Corp.	113	51,033
Cisco Systems, Inc.	5,140	244,870
Citigroup, Inc.	14,413	651,900
Citizens Financial Group, Inc.	2,968	116,850
Cleveland-Cliffs, Inc. (A) (B)	638	10,278
Clorox Co.	155	21,751
Cloudflare, Inc., Class A (B)	310	14,015
CME Group, Inc.	448	75,336
CMS Energy Corp.	358	22,672
Coca-Cola Co.	5,082	323,266
Cognex Corp.	214	10,082
Cognizant Technology Solutions Corp., Class A	637	36,430
Coinbase Global, Inc., Class A (B)	153	5,415
Colgate-Palmolive Co.	985	77,608
Comcast Corp., Class A	5,394	188,628
Comerica, Inc.	776	51,876
Conagra Brands, Inc.	594	22,988
ConocoPhillips	1,547	182,546
Consolidated Edison, Inc.	440	41,936
Constellation Brands, Inc., Class A	198	45,886
Constellation Energy Corp.	405	34,915
Contra Abiomed, Inc. (B) (D)	56	57
Cooper Cos., Inc.	61	20,171
Copart, Inc. (B)	531	32,333
Corning, Inc.	996	31,812
Corteva, Inc.	878	51,609
CoStar Group, Inc. (B)	493	38,099
Costco Wholesale Corp.	549	250,618
Coterra Energy, Inc.	986	24,226
Crowdstrike Holdings, Inc., Class A (B)	249	26,217
Crown Castle, Inc., REIT	533	72,296
Crown Holdings, Inc.	148	12,167
CSX Corp.	2,698	83,584
Cummins, Inc.	174	42,158
CVS Health Corp.	1,629	151,807
D.R. Horton, Inc.	409	36,458
Danaher Corp.	865	229,588
Darden Restaurants, Inc.	150	20,749
Darling Ingredients, Inc. (B)	196	12,268
Datadog, Inc., Class A (B)	305	22,417
DaVita, Inc. (B)	68	5,078
Deere & Co.	357	153,067
Dell Technologies, Inc., Class C	330	13,273
Delta Air Lines, Inc. (B)	198	6,506
DENTSPLY SIRONA, Inc.	265	8,438
Devon Energy Corp.	777	47,793
Dexcom, Inc. (B)	480	54,355
Diamondback Energy, Inc.	208	28,450
Digital Realty Trust, Inc., REIT	354	35,496
Discover Financial Services	335	32,773
DISH Network Corp., Class A (B)	307	4,310
DocuSign, Inc. (B)	247	13,689
Dollar General Corp.	280	68,950
Dollar Tree, Inc. (B)	277	39,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Dominion Energy, Inc.	1,028	$ 63,037
Domino’s Pizza, Inc.	45	15,588
DoorDash, Inc., Class A (B)	287	14,011
Dover Corp.	176	23,832
Dow, Inc.	883	44,494
Dropbox, Inc., Class A (B)	339	7,587
DTE Energy Co.	240	28,207
Duke Energy Corp.	953	98,149
DuPont de Nemours, Inc.	616	42,276
Dynatrace, Inc. (B)	246	9,422
East West Bancorp, Inc.	734	48,371
Eastman Chemical Co.	152	12,379
Eaton Corp. PLC	491	77,062
eBay, Inc.	686	28,448
Ecolab, Inc.	316	45,997
Edison International	475	30,219
Edwards Lifesciences Corp. (B)	763	56,927
Elanco Animal Health, Inc. (B)	521	6,367
Electronic Arts, Inc.	344	42,030
Elevance Health, Inc.	297	152,352
Eli Lilly & Co.	994	363,645
Emerson Electric Co.	727	69,836
Enphase Energy, Inc. (B)	168	44,513
Entegris, Inc.	185	12,134
Entergy Corp.	253	28,462
EOG Resources, Inc.	721	93,384
EPAM Systems, Inc. (B)	70	22,942
EQT Corp.	417	14,107
Equifax, Inc.	153	29,737
Equinix, Inc., REIT	113	74,018
Equitable Holdings, Inc.	465	13,346
Equity LifeStyle Properties, Inc., REIT	218	14,083
Equity Residential, REIT	447	26,373
Erie Indemnity Co., Class A	31	7,710
Essential Utilities, Inc.	307	14,653
Essex Property Trust, Inc., REIT	81	17,166
Estee Lauder Cos., Inc., Class A	288	71,456
Etsy, Inc. (B)	157	18,805
Evergy, Inc.	283	17,809
Eversource Energy	430	36,051
Exact Sciences Corp. (B)	214	10,595
Exelon Corp.	1,220	52,741
Expedia Group, Inc. (B)	191	16,732
Expeditors International of Washington, Inc.	205	21,304
Extra Space Storage, Inc., REIT	166	24,432
Exxon Mobil Corp.	5,095	561,978
F5, Inc. (B)	74	10,620
FactSet Research Systems, Inc.	48	19,258
Fair Isaac Corp. (B)	31	18,556
Fastenal Co.	713	33,739
FedEx Corp.	309	53,519
Fidelity National Financial, Inc.	324	12,189
Fidelity National Information Services, Inc.	749	50,820
Fifth Third Bancorp	4,506	147,842
First Citizens BancShares, Inc., Class A	36	27,301
First Horizon Corp.	662	16,219
First Republic Bank	1,143	139,320
First Solar, Inc. (B)	118	17,675

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
FirstEnergy Corp.	669	$ 28,058
Fiserv, Inc. (B)	745	75,297
FleetCor Technologies, Inc. (B)	88	16,164
FMC Corp.	155	19,344
Ford Motor Co.	4,996	58,103
Fortinet, Inc. (B)	824	40,285
Fortive Corp.	418	26,856
Fortune Brands Innovations, Inc.	159	9,080
Fox Corp., Class A	377	11,449
Fox Corp., Class B	179	5,093
Franklin Resources, Inc.	368	9,708
Freeport-McMoRan, Inc.	1,748	66,424
Gaming & Leisure Properties, Inc., REIT	316	16,460
Gartner, Inc. (B)	99	33,278
Gen Digital, Inc.	750	16,072
Generac Holdings, Inc. (B)	79	7,952
General Dynamics Corp.	284	70,463
General Electric Co.	1,325	111,022
General Mills, Inc.	768	64,397
General Motors Co.	1,729	58,164
Genuine Parts Co.	175	30,364
Gilead Sciences, Inc.	1,592	136,673
Global Payments, Inc.	341	33,868
Globe Life, Inc.	115	13,863
GoDaddy, Inc., Class A (B)	192	14,365
Goldman Sachs Group, Inc.	422	144,906
Halliburton Co.	1,100	43,285
Hartford Financial Services Group, Inc.	393	29,801
Hasbro, Inc.	164	10,006
HCA Healthcare, Inc.	283	67,909
Healthcare Realty Trust, Inc., REIT	474	9,134
Healthpeak Properties, Inc., REIT	671	16,822
HEICO Corp.	53	8,143
HEICO Corp., Class A	88	10,547
Henry Schein, Inc. (B)	169	13,498
Hershey Co.	182	42,146
Hess Corp.	342	48,502
Hewlett Packard Enterprise Co.	1,601	25,552
HF Sinclair Corp.	200	10,378
Hilton Worldwide Holdings, Inc.	343	43,341
Hologic, Inc. (B)	307	22,967
Home Depot, Inc.	1,276	403,037
Honeywell International, Inc.	825	176,797
Horizon Therapeutics PLC (B)	271	30,840
Hormel Foods Corp.	374	17,036
Host Hotels & Resorts, Inc., REIT	880	14,124
Howmet Aerospace, Inc.	456	17,971
HP, Inc.	1,285	34,528
Hubbell, Inc.	67	15,724
HubSpot, Inc. (B)	56	16,191
Humana, Inc.	157	80,414
Huntington Bancshares, Inc.	6,645	93,694
Huntington Ingalls Industries, Inc.	50	11,534
IDEX Corp.	93	21,235
IDEXX Laboratories, Inc. (B)	103	42,020
Illinois Tool Works, Inc.	382	84,155
Illumina, Inc. (B)	194	39,227
Incyte Corp. (B)	234	18,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ingersoll Rand, Inc.	493	$ 25,759
Insulet Corp. (B)	85	25,023
Intel Corp.	5,134	135,692
Intercontinental Exchange, Inc.	690	70,787
International Business Machines Corp.	1,105	155,683
International Flavors & Fragrances, Inc.	314	32,920
International Paper Co.	427	14,787
Interpublic Group of Cos., Inc.	482	16,055
Intuit, Inc.	329	128,053
Intuitive Surgical, Inc. (B)	442	117,285
Invesco Ltd.	424	7,628
Invitation Homes, Inc., REIT	759	22,497
IQVIA Holdings, Inc. (B)	229	46,920
Iron Mountain, Inc., REIT	361	17,996
J.M. Smucker Co.	132	20,917
Jack Henry & Associates, Inc.	90	15,800
Jacobs Solutions, Inc.	157	18,851
JB Hunt Transport Services, Inc.	105	18,308
Johnson & Johnson	3,248	573,759
Johnson Controls International PLC	851	54,464
JPMorgan Chase & Co.	21,350	2,863,035
Juniper Networks, Inc.	399	12,752
Kellogg Co.	319	22,726
Keurig Dr. Pepper, Inc.	966	34,448
KeyCorp	6,160	107,307
Keysight Technologies, Inc. (B)	222	37,978
Kimberly-Clark Corp.	420	57,015
Kimco Realty Corp., REIT	770	16,309
Kinder Morgan, Inc.	2,520	45,562
KKR & Co., Inc.	692	32,123
KLA Corp.	174	65,603
Knight-Swift Transportation Holdings, Inc.	193	10,115
Kraft Heinz Co.	920	37,453
Kroger Co.	835	37,224
L3 Harris Technologies, Inc.	237	49,346
Laboratory Corp. of America Holdings	112	26,374
Lam Research Corp.	170	71,451
Lamb Weston Holdings, Inc.	177	15,817
Las Vegas Sands Corp. (A) (B)	425	20,430
Lear Corp.	73	9,053
Leidos Holdings, Inc.	160	16,830
Lennar Corp., Class A	318	28,779
Lennox International, Inc.	40	9,569
Liberty Broadband Corp., Class C (B)	156	11,898
Liberty Media Corp. - Liberty Formula One, Class C (B)	242	14,467
Liberty Media Corp. - Liberty SiriusXM, Class A (B)	91	3,577
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	204	7,983
Lincoln National Corp.	199	6,113
Live Nation Entertainment, Inc. (B)	213	14,855
LKQ Corp.	322	17,198
Lockheed Martin Corp.	291	141,569
Loews Corp.	247	14,408
Lowe’s Cos., Inc.	778	155,009
LPL Financial Holdings, Inc.	98	21,185
Lucid Group, Inc. (A) (B)	510	3,483
Lumen Technologies, Inc.	1,165	6,081

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
LyondellBasell Industries NV, Class A	321	$ 26,653
M&T Bank Corp.	1,154	167,399
Marathon Oil Corp.	833	22,549
Marathon Petroleum Corp.	608	70,765
Markel Corp. (B)	17	22,397
MarketAxess Holdings, Inc.	48	13,387
Marriott International, Inc., Class A	344	51,218
Marsh & McLennan Cos., Inc.	610	100,943
Martin Marietta Materials, Inc.	77	26,024
Marvell Technology, Inc.	1,078	39,929
Masco Corp.	282	13,161
Masimo Corp. (B)	60	8,877
Mastercard, Inc., Class A	1,064	369,985
Match Group, Inc. (B)	349	14,480
McCormick & Co., Inc.	310	25,696
McDonald’s Corp.	908	239,285
McKesson Corp.	176	66,021
Medical Properties Trust, Inc., REIT (A)	744	8,288
Merck & Co., Inc.	3,123	346,497
Meta Platforms, Inc., Class A (B)	2,783	334,906
MetLife, Inc.	829	59,995
Mettler-Toledo International, Inc. (B)	28	40,473
MGM Resorts International	388	13,010
Microchip Technology, Inc.	684	48,051
Micron Technology, Inc.	1,397	69,822
Microsoft Corp.	8,734	2,094,588
Mid-America Apartment Communities, Inc., REIT	144	22,607
Moderna, Inc. (B)	389	69,872
Mohawk Industries, Inc. (B)	64	6,542
Molina Healthcare, Inc. (B)	72	23,776
Molson Coors Beverage Co., Class B	239	12,313
Mondelez International, Inc., Class A	1,691	112,705
MongoDB, Inc. (B)	82	16,141
Monolithic Power Systems, Inc.	55	19,449
Monster Beverage Corp. (B)	487	49,445
Moody’s Corp.	204	56,838
Mosaic Co.	421	18,469
Motorola Solutions, Inc.	206	53,088
MSCI, Inc.	100	46,517
Nasdaq, Inc.	428	26,258
NetApp, Inc.	271	16,276
Netflix, Inc. (B)	552	162,774
Neurocrine Biosciences, Inc. (B)	117	13,974
Newell Brands, Inc.	490	6,409
Newmont Corp.	943	44,510
News Corp., Class A	478	8,700
NextEra Energy, Inc.	2,424	202,646
NIKE, Inc., Class B	1,572	183,940
NiSource, Inc.	500	13,710
Nordson Corp.	64	15,214
Norfolk Southern Corp.	294	72,447
Northern Trust Corp.	245	21,680
Northrop Grumman Corp.	182	99,301
NRG Energy, Inc.	290	9,228
Nucor Corp.	318	41,916
NVIDIA Corp.	3,120	455,957
NVR, Inc. (B)	4	18,450
O’Reilly Automotive, Inc. (B)	77	64,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Occidental Petroleum Corp.	1,152	$ 72,564
Okta, Inc. (B)	183	12,504
Old Dominion Freight Line, Inc.	120	34,054
Omnicom Group, Inc.	253	20,637
ON Semiconductor Corp. (B)	535	33,368
ONEOK, Inc.	555	36,463
Oracle Corp.	1,972	161,191
Otis Worldwide Corp.	520	40,721
Ovintiv, Inc.	317	16,075
Owens Corning	121	10,321
PACCAR, Inc.	429	42,458
Packaging Corp. of America	116	14,838
Palantir Technologies, Inc., Class A (A) (B)	2,072	13,302
Palo Alto Networks, Inc. (B)	374	52,188
Paramount Global, Class B	755	12,744
Parker-Hannifin Corp.	157	45,687
Paychex, Inc.	405	46,802
Paycom Software, Inc. (B)	63	19,550
Paylocity Holding Corp. (B)	51	9,907
PayPal Holdings, Inc. (B)	1,359	96,788
PepsiCo, Inc.	1,709	308,748
PerkinElmer, Inc.	156	21,874
Pfizer, Inc.	6,981	357,706
PG&E Corp. (B)	1,829	29,740
Philip Morris International, Inc.	1,913	193,615
Phillips 66	588	61,199
Pinterest, Inc., Class A (B)	716	17,384
Pioneer Natural Resources Co.	280	63,949
Plug Power, Inc. (A) (B)	644	7,966
PNC Financial Services Group, Inc.	2,932	463,080
Pool Corp.	50	15,117
PPG Industries, Inc.	293	36,842
PPL Corp.	908	26,532
Principal Financial Group, Inc.	306	25,680
Procter & Gamble Co.	2,955	447,860
Progressive Corp.	718	93,132
Prologis, Inc., REIT	1,137	128,174
Prudential Financial, Inc.	456	45,354
PTC, Inc. (B)	138	16,566
Public Service Enterprise Group, Inc.	618	37,865
Public Storage, REIT	194	54,357
PulteGroup, Inc.	288	13,113
Qorvo, Inc. (B)	129	11,693
QUALCOMM, Inc.	1,396	153,476
Quanta Services, Inc.	174	24,795
Quest Diagnostics, Inc.	145	22,684
Raymond James Financial, Inc.	239	25,537
Raytheon Technologies Corp.	1,811	182,766
Realty Income Corp., REIT	767	48,651
Regency Centers Corp., REIT	192	12,000
Regeneron Pharmaceuticals, Inc. (B)	131	94,515
Regions Financial Corp.	6,084	131,171
Repligen Corp. (B)	65	11,005
Republic Services, Inc.	273	35,214
ResMed, Inc.	181	37,672
Rivian Automotive, Inc., Class A (A) (B)	404	7,446
Robert Half International, Inc.	137	10,115
ROBLOX Corp., Class A (B)	430	12,238

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Rockwell Automation, Inc.	141	$ 36,317
Roku, Inc. (B)	156	6,349
Rollins, Inc.	273	9,975
Roper Technologies, Inc.	131	56,604
Ross Stores, Inc.	432	50,142
Royal Caribbean Cruises Ltd. (A) (B)	287	14,186
Royalty Pharma PLC, Class A	431	17,033
RPM International, Inc.	160	15,592
S&P Global, Inc.	425	142,349
Salesforce, Inc. (B)	1,237	164,014
SBA Communications Corp., REIT	133	37,281
Schlumberger Ltd.	1,695	90,615
Seagate Technology Holdings PLC	247	12,995
Seagen, Inc. (B)	168	21,590
Sealed Air Corp.	181	9,028
SEI Investments Co.	143	8,337
Sempra Energy	391	60,425
Sensata Technologies Holding PLC	193	7,793
ServiceNow, Inc. (B)	249	96,679
Sherwin-Williams Co.	304	72,148
Signature Bank	355	40,903
Simon Property Group, Inc., REIT	406	47,697
Sirius XM Holdings, Inc. (A)	969	5,659
Skyworks Solutions, Inc.	202	18,408
Snap, Inc., Class A (B)	1,364	12,208
Snap-on, Inc.	66	15,080
Snowflake, Inc., Class A (B)	270	38,756
Southern Co.	1,329	94,904
Southwest Airlines Co.	183	6,162
Splunk, Inc. (B)	198	17,046
SS&C Technologies Holdings, Inc.	281	14,629
Stanley Black & Decker, Inc.	184	13,822
Starbucks Corp.	1,431	141,955
State Street Corp.	453	35,139
Steel Dynamics, Inc.	220	21,494
STERIS PLC	123	22,717
Stryker Corp.	423	103,419
Sun Communities, Inc., REIT	154	22,022
SVB Financial Group (B)	358	82,390
Synchrony Financial	594	19,519
Synopsys, Inc. (B)	189	60,346
Sysco Corp.	624	47,705
T-Mobile US, Inc. (B)	781	109,340
T. Rowe Price Group, Inc.	281	30,646
Take-Two Interactive Software, Inc. (B)	206	21,451
Targa Resources Corp.	266	19,551
Target Corp.	575	85,698
Teledyne Technologies, Inc. (B)	58	23,195
Teleflex, Inc.	59	14,728
Teradyne, Inc.	194	16,946
Tesla, Inc. (B)	3,484	429,159
Texas Instruments, Inc.	1,137	187,855
Texas Pacific Land Corp.	8	18,754
Textron, Inc.	260	18,408
Thermo Fisher Scientific, Inc.	489	269,287
TJX Cos., Inc.	1,438	114,465
Toast, Inc., Class A (A) (B)	304	5,481
Tractor Supply Co.	139	31,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Trade Desk, Inc., Class A (B)	526	$ 23,581
Tradeweb Markets, Inc., Class A	133	8,636
TransDigm Group, Inc.	63	39,668
TransUnion	241	13,677
Travelers Cos., Inc.	290	54,372
Trimble, Inc. (B)	309	15,623
Truist Financial Corp.	8,967	385,850
Twilio, Inc., Class A (B)	212	10,380
Tyler Technologies, Inc. (B)	51	16,443
Tyson Foods, Inc., Class A	355	22,099
U-Haul Holding Co.	105	5,773
Uber Technologies, Inc. (B)	1,841	45,528
UDR, Inc., REIT	407	15,763
UGI Corp.	261	9,675
Ulta Beauty, Inc. (B)	63	29,551
Union Pacific Corp.	777	160,893
United Parcel Service, Inc., Class B	925	160,802
United Rentals, Inc. (B)	87	30,922
UnitedHealth Group, Inc.	1,162	616,069
Unity Software, Inc. (B)	309	8,834
Universal Health Services, Inc., Class B	81	11,412
US Bancorp	10,012	436,623
Vail Resorts, Inc.	50	11,918
Valero Energy Corp.	482	61,147
Veeva Systems, Inc., Class A (B)	176	28,403
Ventas, Inc., REIT	493	22,210
VeriSign, Inc. (B)	118	24,242
Verisk Analytics, Inc.	195	34,402
Verizon Communications, Inc.	5,202	204,959
Vertex Pharmaceuticals, Inc. (B)	317	91,543
VF Corp.	420	11,596
Viatris, Inc.	1,511	16,817
VICI Properties, Inc., REIT	1,194	38,686
Visa, Inc., Class A	2,020	419,675
Vistra Corp.	464	10,765
VMware, Inc., Class A (B)	262	32,163
Vulcan Materials Co.	164	28,718
W.R. Berkley Corp.	258	18,723
Walgreens Boots Alliance, Inc.	899	33,587
Walmart, Inc.	1,846	261,744
Walt Disney Co. (B)	2,238	194,437
Warner Bros Discovery, Inc. (B)	2,913	27,615
Waste Connections, Inc.	319	42,287
Waste Management, Inc.	511	80,166
Waters Corp. (B)	74	25,351
Webster Financial Corp.	216	10,225
WEC Energy Group, Inc.	389	36,473
Wells Fargo & Co.	27,751	1,145,839
Welltower, Inc., REIT	577	37,822
West Pharmaceutical Services, Inc.	92	21,652
Western Digital Corp. (B)	383	12,084
Western Union Co.	475	6,541
Westinghouse Air Brake Technologies Corp.	214	21,359
Westlake Corp.	47	4,819
Westrock Co.	316	11,111
Weyerhaeuser Co., REIT	912	28,272
Whirlpool Corp.	69	9,761

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Williams Cos., Inc.	1,508	$ 49,613
Wolfspeed, Inc. (A) (B)	152	10,494
Workday, Inc., Class A (B)	246	41,163
WP Carey, Inc., REIT	241	18,834
WW Grainger, Inc.	57	31,706
Wynn Resorts Ltd. (B)	133	10,969
Xcel Energy, Inc.	675	47,324
Xylem, Inc.	223	24,657
Yum! Brands, Inc.	353	45,212
Zebra Technologies Corp., Class A (B)	63	16,154
Zillow Group, Inc., Class C (A) (B)	200	6,442
Zimmer Biomet Holdings, Inc.	260	33,150
Zions Bancorp NA	877	43,113
Zoetis, Inc.	585	85,732
Zoom Video Communications, Inc., Class A (B)	281	19,035
ZoomInfo Technologies, Inc. (B)	317	9,545
Zscaler, Inc. (B)	105	11,750

		48,203,302

Uruguay - 0.0% (F)
MercadoLibre, Inc. (B)	56	47,389

Total Common Stocks (Cost $203,929,125)		220,286,508

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Bayerische Motoren Werke AG, 7.32% (J)	674	57,394
Dr. Ing. h.c. F. Porsche AG, 0.00% (B)	1,312	133,070
Henkel AG & Co. KGaA, 2.84% (J)	2,012	140,037
Porsche Automobil Holding SE, 5.00% (J)	1,745	95,713
Sartorius AG, 0.34% (J)	277	109,532
Volkswagen AG, 22.88% (J)	2,109	262,827

Total Preferred Stocks (Cost $1,037,208)		798,573

	Principal	Value
ASSET-BACKED SECURITIES - 0.4%
Cayman Islands - 0.1%
HGI CRE CLO Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.00%, 5.33% (K), 09/17/2036 (G)	$1,300,000	1,233,099

United States - 0.3%
American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 04/13/2026 (G)	369,443	367,760
American Homes 4 Rent Trust Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (G)	225,000	218,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Exeter Automobile Receivables Trust Series 2018-2A, Class D, 4.04%, 03/15/2024 (G)	$ 93,860	$ 93,815
Flagship Credit Auto Trust Series 2020-2, Class C, 3.80%, 04/15/2026 (G)	393,787	391,447
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month LIBOR + 1.60%, 5.92% (K), 10/15/2031 (G)	421,000	416,616
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month LIBOR + 4.75%, 9.07% (K), 10/15/2041 (G)	975,917	1,046,671
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	161,278	153,474

		2,688,679

Total Asset-Backed Securities (Cost $3,980,801)		3,921,778

CONVERTIBLE BONDS - 0.0% (F)
India - 0.0% (F)
REI Agro Ltd.
5.50%, 11/13/2014 (B) (G) (L)	697,000	5,778
5.50%, 11/13/2014 (B) (C) (L) (M)	259,000	2,147

		7,925

Netherlands - 0.0% (F)
Bio City Development Co. BV 8.00%, 07/06/2024 (B) (C) (D) (E) (G) (L)	2,400,000	231,120

Total Convertible Bonds (Cost $2,277,010)		239,045

CORPORATE DEBT SECURITIES - 11.7%
Australia - 0.7%
Australia & New Zealand Banking Group Ltd. Fixed until 11/25/2030, 2.57% (K), 11/25/2035 (G)	2,025,000	1,491,200
Commonwealth Bank of Australia Fixed until 10/03/2024, 1.94% (K), 10/03/2029 (M)	EUR 1,000,000	1,007,988
National Australia Bank Ltd. 0.63%, 08/30/2023 (M)	450,000	475,399
NBN Co. Ltd. 2.63%, 05/05/2031 (G)	$1,425,000	1,135,595
Quintis Australia Pty Ltd.
PIK Rate 0.00%, Cash Rate 0.00%, 10/01/2028 (D) (E) (G) (N)	3,336,317	1,151,363
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (D) (E) (G) (N)	237,012	202,408
Transurban Finance Co. Pty Ltd. 2.00%, 08/28/2025 (M)	EUR 1,050,000	1,079,957
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (K), 11/15/2035	$1,250,000	930,573

		7,474,483

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Bermuda - 0.1%
Ooredoo International Finance Ltd. 2.63%, 04/08/2031 (G)	$ 610,000	$ 523,600

Canada - 0.3%
Enbridge, Inc. 2.50%, 01/15/2025	1,775,000	1,680,370
Rogers Communications, Inc. 3.80%, 03/15/2032 (G)	1,450,000	1,256,494

		2,936,864

Cayman Islands - 0.1%
Alibaba Group Holding Ltd. 2.13%, 02/09/2031 (A)	950,000	758,803

Colombia - 0.2%
Ecopetrol SA 5.88%, 09/18/2023	2,150,000	2,133,906

France - 0.9%
AXA SA Fixed until 05/28/2029, 3.25% (K), 05/28/2049 (M)	EUR 1,500,000	1,422,820
Banque Federative du Credit Mutuel SA
0.75%, 07/17/2025 (M)	1,000,000	997,575
1.25%, 12/05/2025 (M)	GBP 1,500,000	1,625,835
BNP Paribas SA 1.13%, 06/11/2026 (M)	EUR 1,000,000	978,768
BPCE SA 5.15%, 07/21/2024 (G)	$1,800,000	1,762,530
Orange SA Fixed until 10/01/2026 (O), 5.00% (K) (M)	EUR 1,360,000	1,457,129
TotalEnergies SE Fixed until 05/05/2023 (O), 2.71% (K) (M)	1,570,000	1,659,598

		9,904,255

Germany - 0.3%
Deutsche Bank AG
0.96%, 11/08/2023	$1,050,000	1,010,182
Fixed until 09/18/2023, 2.22% (K), 09/18/2024	750,000	724,506
Kreditanstalt fuer Wiederaufbau 1.13%, 09/15/2032 (M)	EUR 2,070,000	1,858,441

		3,593,129

India - 0.0% (F)
Indian Railway Finance Corp. Ltd. 3.57%, 01/21/2032 (G)	$475,000	406,382

Indonesia - 0.2%
Pertamina Persero PT 6.50%, 11/07/2048 (M)	1,250,000	1,246,984
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 06/30/2050 (M)	410,000	293,446

		1,540,430

Ireland - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	1,225,000	1,072,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Italy - 0.1%
Assicurazioni Generali SpA Fixed until 10/27/2027, 5.50% (K), 10/27/2047 (M)	EUR 1,200,000	$ 1,293,865

Japan - 0.2%
NTT Finance Corp. 1.59%, 04/03/2028 (G)	$2,275,000	1,910,401

Jersey, Channel Islands - 0.1%
Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036 (G)	1,575,000	1,267,566

Luxembourg - 0.2%
Blackstone Property Partners Europe Holdings SARL 1.25%, 04/26/2027 (A) (M)	EUR 1,000,000	833,520
Medtronic Global Holdings SCA
1.00%, 07/02/2031	450,000	385,528
1.13%, 03/07/2027	840,000	816,139

		2,035,187

Malaysia - 0.2%
Petronas Capital Ltd. 3.50%, 03/18/2025 (M)	$2,150,000	2,086,264

Netherlands - 0.4%
Akelius Residential Property Financing BV 1.13%, 01/11/2029 (M)	EUR 1,000,000	825,857
ASR Nederland NV Fixed until 09/30/2024 (O), 5.00% (K) (M)	1,470,000	1,557,825
Shell International Finance BV 3.25%, 05/11/2025	$675,000	654,553
Thermo Fisher Scientific Finance I BV 2.00%, 10/18/2051	EUR 100,000	67,194
Upjohn Finance BV 1.91%, 06/23/2032 (M)	1,400,000	1,142,699

		4,248,128

Republic of Korea - 0.2%
Korea Southern Power Co. Ltd. 0.75%, 01/27/2026 (G)	$2,190,000	1,922,701

Singapore - 0.1%
ONGC Videsh Vankorneft Pte Ltd. 3.75%, 07/27/2026 (M)	1,400,000	1,308,505

Spain - 0.4%
Banco Santander SA
3.13%, 01/19/2027 (A) (M)	EUR 1,400,000	1,436,834
5.18%, 11/19/2025	$1,600,000	1,575,305
CaixaBank SA 0.75%, 04/18/2023 (M)	EUR 1,600,000	1,703,385

		4,715,524

Switzerland - 0.1%
UBS Group AG 4.13%, 09/24/2025 (G)	$1,090,000	1,060,756

United Kingdom - 0.7%
HSBC Holdings PLC
Fixed until 11/13/2025, 2.26% (K), 11/13/2026 (M)	GBP 1,514,000	1,648,732
Fixed until 05/22/2029, 3.97% (K), 05/22/2030	$2,000,000	1,755,594

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Lloyds Banking Group PLC 2.25%, 10/16/2024 (M)	GBP 1,520,000	$ 1,743,298
National Grid Electricity Distribution West Midlands PLC 5.75%, 04/16/2032 (M)	750,000	914,770
NGG Finance PLC Fixed until 06/18/2025, 5.63% (K), 06/18/2073 (M)	1,360,000	1,551,605

		7,613,999

United States - 6.1%
American Express Co. 2.55%, 03/04/2027	$825,000	751,284
American Tower Corp. 1.60%, 04/15/2026	1,050,000	934,782
Aon Corp. 2.80%, 05/15/2030	750,000	642,006
Apple, Inc.
2.95%, 09/11/2049	275,000	196,360
3.95%, 08/08/2052	325,000	276,173
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,520,000	1,514,392
2.90%, 12/04/2026	GBP 1,200,000	1,337,028
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (K), 06/19/2026	$2,475,000	2,233,300
Fixed until 04/22/2031, 2.69% (K), 04/22/2032	600,000	481,799
Fixed until 04/24/2027, 3.71% (K), 04/24/2028	1,475,000	1,366,937
Fixed until 03/08/2032, 3.85% (K), 03/08/2037	175,000	145,366
4.13%, 01/22/2024	1,286,000	1,274,832
Fixed until 07/22/2032, 5.02% (K), 07/22/2033	175,000	166,706
BAT Capital Corp. 3.56%, 08/15/2027	1,675,000	1,530,177
Boston Properties LP 6.75%, 12/01/2027	400,000	413,111
BP Capital Markets America, Inc. 3.12%, 05/04/2026	1,350,000	1,281,223
Capital One Financial Corp. 3.30%, 10/30/2024	1,925,000	1,858,819
CDW LLC / CDW Finance Corp. 2.67%, 12/01/2026	275,000	244,150
Celanese US Holdings LLC 6.17%, 07/15/2027	1,550,000	1,531,024
Charter Communications Operating LLC / Charter Communications Operating Capital 2.80%, 04/01/2031	1,975,000	1,542,096
Chubb INA Holdings, Inc. 0.88%, 06/15/2027	EUR 1,000,000	936,024
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (K), 11/03/2032	$1,450,000	1,128,517
Fixed until 01/25/2032, 3.06% (K), 01/25/2033	925,000	750,449
5.50%, 09/13/2025	1,550,000	1,560,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Comcast Corp.
3.70%, 04/15/2024	$ 2,125,000	$ 2,093,386
4.00%, 03/01/2048	275,000	219,816
Crown Castle, Inc. 3.30%, 07/01/2030	1,375,000	1,204,511
CVS Health Corp. 5.05%, 03/25/2048	1,375,000	1,240,376
Deere & Co. 3.10%, 04/15/2030	550,000	493,899
Energy Transfer LP
2.90%, 05/15/2025	825,000	778,020
4.05%, 03/15/2025	324,000	314,083
Enterprise Products Operating LLC
3.35%, 03/15/2023	954,000	951,224
3.90%, 02/15/2024	228,000	224,564
General Motors Financial Co., Inc. 4.30%, 07/13/2025	1,675,000	1,623,780
Georgia-Pacific LLC 2.30%, 04/30/2030 (G)	2,300,000	1,915,440
Global Payments, Inc. 4.95%, 08/15/2027	1,325,000	1,287,594
Goldman Sachs Group, Inc. Fixed until 04/22/2031, 2.62% (K), 04/22/2032	225,000	179,562
Intel Corp. 4.90%, 08/05/2052 (A)	325,000	289,170
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 2.50%, 01/15/2027 (G)	1,000,000	874,720
JPMorgan Chase & Co.
Fixed until 02/17/2032, 0.60% (K), 02/17/2033 (M)	EUR 1,000,000	772,385
Fixed until 02/04/2031, 1.95% (K), 02/04/2032	$4,125,000	3,165,674
Fixed until 05/13/2030, 2.96% (K), 05/13/2031	1,125,000	929,647
Fixed until 05/01/2027, 3.54% (K), 05/01/2028	650,000	601,279
Level 3 Financing, Inc. 3.40%, 03/01/2027 (G)	1,700,000	1,439,248
Lowe’s Cos., Inc. 1.30%, 04/15/2028	700,000	582,660
McDonald’s Corp. 3.50%, 07/01/2027	1,095,000	1,040,269
Mercedes-Benz Finance North America LLC 0.75%, 03/01/2024 (G)	2,000,000	1,899,593
NextEra Energy Capital Holdings, Inc. 2.75%, 11/01/2029	2,525,000	2,189,910
NVIDIA Corp. 2.85%, 04/01/2030	450,000	392,963
ONEOK Partners LP 4.90%, 03/15/2025	742,000	731,781
ONEOK, Inc. 2.75%, 09/01/2024	435,000	416,626
PepsiCo, Inc. 2.63%, 04/28/2026	EUR 1,410,000	1,477,013
Prologis Finance LLC 1.88%, 01/05/2029	950,000	892,170

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
T-Mobile USA, Inc.
2.05%, 02/15/2028	$1,550,000	$ 1,333,790
2.25%, 11/15/2031	1,250,000	986,437
Thermo Fisher Scientific, Inc.
0.88%, 10/01/2031	EUR 1,750,000	1,477,950
1.88%, 10/01/2049	400,000	272,706
Verizon Communications, Inc.
1.38%, 10/27/2026	530,000	520,402
2.36%, 03/15/2032	$375,000	297,679
3.40%, 03/22/2041	875,000	660,773
Vontier Corp. 2.40%, 04/01/2028	925,000	739,108
Walt Disney Co. 2.65%, 01/13/2031	1,150,000	983,853
Warnermedia Holdings, Inc.
4.28%, 03/15/2032 (G)	1,025,000	845,492
5.05%, 03/15/2042 (G)	375,000	288,307
Wells Fargo & Co. 3.00%, 02/19/2025	700,000	670,960
Xcel Energy, Inc. 2.60%, 12/01/2029	1,650,000	1,412,630

		64,808,760

Total Corporate Debt Securities (Cost $146,279,004)		124,615,960

FOREIGN GOVERNMENT OBLIGATIONS - 34.2%
Australia - 1.5%
Australia Government Bonds
0.25%, 11/21/2025 (M)	AUD 9,950,000	6,174,987
1.25%, 05/21/2032	10,100,000	5,392,963
3.25%, 04/21/2025 (M)	7,240,000	4,906,138

		16,474,088

Austria - 0.1%
Republic of Austria Government Bonds 0.25%, 10/20/2036 (M)	EUR 1,850,000	1,344,249

Belgium - 0.4%
Kingdom of Belgium Government Bonds
1.70%, 06/22/2050 (M)	1,030,000	778,059
1.90%, 06/22/2038 (M)	3,490,000	3,089,025

		3,867,084

Brazil - 3.1%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2027	BRL 189,567,000	33,001,587

Canada - 1.8%
Canada Government Bonds 1.25%, 06/01/2030	CAD 11,030,000	7,060,878
Province of British Columbia 2.20%, 06/18/2030	3,700,000	2,428,304
Province of Ontario
2.05%, 06/02/2030	3,930,000	2,548,750
2.30%, 06/15/2026	$2,690,000	2,498,250
Province of Quebec
Zero Coupon, 10/29/2030 (M)	EUR 2,540,000	2,097,740
1.90%, 09/01/2030	CAD 3,930,000	2,512,698

		19,146,620

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
China - 10.0%
Agricultural Development Bank of China
2.25%, 04/22/2025	CNY 10,000,000	$ 1,426,445
3.79%, 10/26/2030	9,000,000	1,362,124
China Development Bank
3.34%, 07/14/2025	10,000,000	1,466,159
3.70%, 10/20/2030	19,000,000	2,854,861
China Government Bonds
2.37%, 01/20/2027	48,000,000	6,829,158
2.76%, 05/15/2032	509,740,000	72,636,437
3.27%, 11/19/2030	84,900,000	12,607,315
3.53%, 10/18/2051	4,000,000	604,249
3.81%, 09/14/2050	28,000,000	4,421,871
Series 1608,
3.52%, 04/25/2046	4,000,000	595,366
Export-Import Bank of China 2.93%, 03/02/2025	10,000,000	1,449,941

		106,253,926

Colombia - 0.0% (F)
Colombia TES Series B, 7.75%, 09/18/2030	COP 1,816,200,000	281,360

Czech Republic - 0.1%
Czech Republic Government Bonds 1.20%, 03/13/2031	CZK 17,200,000	562,452

Denmark - 0.1%
Denmark Government Bonds 0.50%, 11/15/2029	DKK 6,540,000	813,132

Finland - 0.1%
Finland Government Bonds 1.13%, 04/15/2034 (M)	EUR 900,000	784,583

France - 1.9%
Agence Francaise de Developpement EPIC 1.50%, 10/31/2034 (M)	1,600,000	1,372,652
French Republic Government Bonds OAT
Zero Coupon, 11/25/2029 (M)	18,260,000	16,119,727
1.50%, 05/25/2050 (M)	2,050,000	1,502,029
SNCF Reseau 1.88%, 03/30/2034 (M)	1,100,000	994,149

		19,988,557

Germany - 1.1%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/2031 - 05/15/2036 (M)	3,600,000	3,057,864
0.25%, 02/15/2029 (M)	3,900,000	3,659,104
4.25%, 07/04/2039 (M)	4,170,000	5,453,367

		12,170,335

Greece - 2.6%
Hellenic Republic Government Bonds 0.75%, 06/18/2031 (M) (P)	34,849,000	27,493,864

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Hungary - 0.0% (F)
Hungary Government Bonds 3.00%, 08/21/2030	HUF 90,180,000	$ 162,040

Indonesia - 0.3%
Indonesia Government International Bonds 1.75%, 04/24/2025	EUR 780,000	795,983
Indonesia Treasury Bonds
8.25%, 05/15/2029	IDR 14,656,000,000	1,013,524
8.38%, 03/15/2034	12,964,000,000	911,198

		2,720,705

Ireland - 0.1%
Ireland Government Bonds 0.20%, 10/18/2030 (M)	EUR 1,210,000	1,049,793

Italy - 1.3%
Italy Buoni Poliennali del Tesoro
Zero Coupon, 08/01/2026 (M)	3,370,000	3,166,852
1.75%, 07/01/2024 (M)	4,535,000	4,750,729
1.85%, 07/01/2025 (M)	1,800,000	1,851,941
2.45%, 09/01/2050 (M)	3,740,000	2,664,228
Republic of Italy Government International Bonds 0.88%, 05/06/2024	$2,080,000	1,943,157

		14,376,907

Japan - 4.5%
Japan Government Five Year Bonds 0.10%, 06/20/2024	JPY 573,000,000	4,370,588
Japan Government Ten Year Bonds 0.10%, 06/20/2026 - 06/20/2031	2,346,000,000	17,555,311
Japan Government Thirty Year Bonds
0.40%, 09/20/2049	1,253,000,000	7,201,217
1.70%, 06/20/2033	891,000,000	7,540,980
Japan Government Twenty Year Bonds
0.40%, 03/20/2040	1,084,000,000	7,243,902
0.60%, 06/20/2037	488,000,000	3,525,580

		47,437,578

Malaysia - 0.1%
Malaysia Government Bonds 3.89%, 08/15/2029	MYR 7,100,000	1,600,204

Mexico - 0.3%
Mexico Bonos Series M, 8.50%, 05/31/2029	MXN 28,000,000	1,397,105
Mexico Government International Bonds 4.50%, 04/22/2029	$1,400,000	1,332,830

		2,729,935

Netherlands - 0.4%
Nederlandse Waterschapsbank NV 1.00%, 05/28/2030 (G)	1,129,000	898,855

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Netherlands (continued)
Netherlands Government Bonds
Zero Coupon, 07/15/2030 (M)	EUR 2,820,000	$ 2,456,561
2.75%, 01/15/2047 (M)	660,000	713,420

		4,068,836

Norway - 0.0% (F)
Norway Government Bonds 2.13%, 05/18/2032 (M)	NOK 2,230,000	208,350

Poland - 0.1%
Republic of Poland Government Bonds 0.25%, 10/25/2026	PLN 4,400,000	783,742

Republic of Korea - 0.7%
Export-Import Bank of Korea 0.63%, 02/09/2026 (A)	$1,710,000	1,506,744
Korea Development Bank 0.80%, 07/19/2026	2,440,000	2,123,215
Korea Electric Power Corp. 1.13%, 06/15/2025 (G)	2,650,000	2,402,469
Korea International Bonds 2.00%, 06/19/2024	1,260,000	1,210,372

		7,242,800

Spain - 0.9%
Spain Government Bonds
Zero Coupon, 01/31/2028	EUR 1,860,000	1,699,947
0.70%, 04/30/2032 (M)	1,784,000	1,487,435
1.60%, 04/30/2025 (M)	5,190,000	5,395,097
2.70%, 10/31/2048 (M)	1,032,000	900,955
3.45%, 07/30/2066 (M)	340,000	324,427

		9,807,861

Supranational - 1.1%
Africa Finance Corp. 4.38%, 04/17/2026 (M)	$1,450,000	1,358,070
Asian Development Bank 2.13%, 05/19/2031	NZD 950,000	474,219
European Investment Bank
Zero Coupon, 01/14/2031 (M)	EUR 2,700,000	2,265,552
0.05%, 05/24/2024 (A) (M)	2,620,000	2,693,819
International Bank for Reconstruction & Development 3-Month SOFR Index + 0.43%, 4.58% (K), 08/19/2027	$4,640,000	4,661,576

		11,453,236

Sweden - 0.1%
Sweden Government Bonds 0.75%, 05/12/2028 (M)	SEK 11,270,000	985,739

United Arab Emirates - 0.0% (F)
Abu Dhabi Government International Bonds 3.13%, 04/16/2030 (G)	$378,000	350,501

United Kingdom - 1.5%
U.K. Gilt
0.38%, 10/22/2030 (M)	GBP 5,090,000	4,807,158
0.63%, 10/22/2050 (M)	1,910,000	1,028,425
0.88%, 07/31/2033 (M)	5,500,000	4,963,048
1.25%, 10/22/2041 (M)	1,150,000	881,360
1.63%, 10/22/2028 (M)	410,000	445,141

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom (continued)
U.K. Gilt (continued)
3.50%, 01/22/2045 (M)	GBP 3,000,000	$ 3,331,864

		15,456,996

Total Foreign Government Obligations (Cost $432,325,486)		362,617,060

MORTGAGE-BACKED SECURITIES - 1.7%
Ireland - 0.1%
Berg Finance DAC Series 2021-1, Class A, 3-Month EURIBOR + 1.05%, 2.55% (K), 04/22/2033 (M)	EUR 287,261	291,296
Glenbeigh 2 Issuer DAC Series 2021-2A, Class A, 3-Month EURIBOR + 0.75%, 2.88% (K), 06/24/2050 (G)	1,258,689	1,306,858

		1,598,154

United Kingdom - 0.1%
Landmark Mortgage Securities No. 3 PLC Series 3, Class C, 3-Month GBP LIBOR + 2.10%, 5.49% (K), 04/17/2044 (M)	GBP 1,247,515	1,378,253

United States - 1.5%
BAMLL Commercial Mortgage Securities Trust Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	$1,000,000	850,188
Bayview Opportunity Master Fund VIa Trust Series 2022-3, Class A1, 3.00% (K), 01/25/2052 (G)	1,799,724	1,502,179
BX Trust Series 2019-OC11, Class D, 3.94% (K), 12/09/2041 (G)	576,000	460,042
COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.85% (K), 03/25/2065 (G)	37,505	36,676
GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ2, Class A6, 3.00% (K), 06/25/2052 (G)	923,151	770,759
Hundred Acre Wood Trust Series 2021-INV3, Class A3, 2.50% (K), 10/25/2051 (G)	1,389,021	1,116,969
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-ACB, Class A, 1-Month SOFR Average + 1.40%, 5.21% (K), 03/15/2039 (G)	1,300,000	1,255,986
JPMorgan Mortgage Trust
Series 2021-INV6, Class A2,
3.00% (K), 04/25/2052 (G)	1,629,915	1,360,852
Series 2022-INV3, Class A3B,
3.00% (K), 09/25/2052 (G)	1,387,857	1,160,487
Series 2022-LTV1, Class A1,
3.25% (K), 07/25/2052 (G)	1,842,794	1,568,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	$ 690,332	$ 637,669
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3, 2.50% (K), 08/25/2051 (G)	1,323,425	1,057,537
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class LNC3, 4.75% (K), 12/15/2046 (G)	906,556	811,744
OBX Trust Series 2020-EXP1, Class 1A8, 3.50% (K), 02/25/2060 (G)	211,152	186,070
Olympic Tower Mortgage Trust Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,216,765
PRMI Securitization Trust Series 2021-1, Class A2, 2.50% (K), 04/25/2051 (G)	1,744,544	1,405,040

		15,397,315

Total Mortgage-Backed Securities (Cost $21,532,346)		18,373,722

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Michigan - 0.1%
University of Michigan, Revenue Bonds, Series A, 4.45%, 04/01/2122	1,130,000	916,128

Total Municipal Government Obligation (Cost $1,130,000)		916,128

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
Federal Home Loan Mortgage Corp.
2.50%, 06/01/2050	1,405,746	1,199,873
3.00%, 06/01/2050	767,352	678,589
Federal National Mortgage Association 3.50%, 01/01/2051	5,075,025	4,676,562
Uniform Mortgage-Backed Security
2.00%, TBA (Q)	7,700,000	6,275,147
2.50%, TBA (Q)	10,000,000	8,479,659
3.00%, TBA (Q)	13,000,000	11,424,332
4.00%, TBA (Q)	8,000,000	7,510,946
4.50%, TBA (Q)	2,800,000	2,697,188
5.00%, TBA (Q)	3,000,000	2,958,281
6.00%, TBA (Q)	5,700,000	5,787,281

Total U.S. Government Agency Obligations (Cost $53,762,706)		51,687,858

U.S. GOVERNMENT OBLIGATIONS - 6.1%
U.S. Treasury - 4.8%
U.S. Treasury Bonds
1.13%, 05/15/2040	9,300,000	5,865,176
1.25%, 05/15/2050	1,120,000	609,131
1.75%, 08/15/2041	2,200,000	1,516,711
2.38%, 11/15/2049	2,520,000	1,838,123
2.50%, 02/15/2045	12,490,000	9,475,812
2.75%, 08/15/2047	1,090,000	857,609

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes
0.50%, 04/30/2027	$ 7,760,000	$ 6,692,394
1.38%, 11/15/2031	7,400,000	6,044,297
1.75%, 05/15/2023	6,550,000	6,481,430
2.13%, 05/15/2025 (A)	7,500,000	7,132,324
2.50%, 05/15/2024	4,300,000	4,175,199

		50,688,206

U.S. Treasury Inflation-Protected Securities - 1.3%
U.S. Treasury Inflation-Protected Indexed Notes 0.63%, 07/15/2032 (P)	14,805,865	13,575,899

Total U.S. Government Obligations (Cost $75,887,340)		64,264,105

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bills
3.84% (J), 03/16/2023 (R)	642,000	636,676
4.23% (J), 03/16/2023 (R)	55,000	54,544
4.26% (J), 03/16/2023 (R)	35,000	34,710
4.35% (J), 03/16/2023 (R)	43,000	42,643
4.36% (J), 03/16/2023 (R)	30,000	29,751

Total Short-Term U.S. Government Obligations (Cost $798,689)		798,324

	Shares	Value
OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (J)	23,303,034	23,303,034

Total Other Investment Company (Cost $23,303,034)		23,303,034

	Principal	Value
REPURCHASE AGREEMENTS - 21.5%
Fixed Income Clearing Corp., 1.80% (J), dated 12/30/2022, to be repurchased at $115,671,881 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $117,961,793.	$115,648,751	115,648,751
State Street Bank & Trust Co., 1.28% (J), dated 12/30/2022, to be repurchased at $112,102,621 on 01/03/2023. Collateralized by a U.S. Government Obligation, 1.88%, due 06/30/2026, and with a value of $114,328,434. (P)	112,086,680	112,086,680

Total Repurchase Agreements (Cost $227,735,431)		227,735,431

Total Investments (Cost $1,193,978,180)		1,099,557,526
Net Other Assets (Liabilities) - (3.8)%		(39,778,358)

Net Assets - 100.0%		$1,059,779,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Month MXN-TIIE	Receive	6.66%	Monthly	07/01/2026	MXN	97,211,000	$(354,793)	$—	$(354,793)
1-Month MXN-TIIE	Receive	6.68	Monthly	06/29/2026	MXN	97,211,000	(352,628)	—	(352,628)
1-Month MXN-TIIE	Receive	6.68	Monthly	06/29/2026	MXN	97,211,000	(352,628)	(2,405)	(350,223)
1-Month MXN-TIIE	Receive	7.36	Monthly	12/22/2026	MXN	142,741,000	(380,280)	—	(380,280)
1-Month MXN-TIIE	Receive	7.38	Monthly	12/22/2026	MXN	142,741,000	(376,620)	—	(376,620)
1-Month MXN-TIIE	Receive	9.77	Monthly	11/20/2024	MXN	472,816,119	(92,379)	—	(92,379)
1-Month MXN-TIIE	Receive	9.79	Monthly	11/20/2024	MXN	885,106,881	(160,757)	—	(160,757)
12-Month USD-USCPI	Pay	2.47	Maturity	10/06/2032	USD	2,136,400	15,681	—	15,681
12-Month USD-USCPI	Pay	2.71	Maturity	10/31/2032	USD	4,394,000	(56,575)	—	(56,575)
12-Month USD-USCPI	Pay	2.72	Maturity	10/31/2032	USD	4,393,000	(57,551)	—	(57,551)
12-Month USD-USCPI	Pay	2.78	Maturity	10/26/2032	USD	4,042,000	(76,097)	—	(76,097)
12-Month USD-USCPI	Pay	2.78	Maturity	10/26/2032	USD	4,042,000	(76,463)	—	(76,463)
BRL-CDI	Receive	13.54	Maturity	01/02/2025	BRL	53,546,500	129,452	—	129,452
BRL-CDI	Receive	13.56	Maturity	01/02/2025	BRL	53,546,500	133,186	—	133,186

Total							$(2,058,452)	$(2,405)	$(2,056,047)

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (S)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Daily TR Net Japan USD Index	JPM	Receive	Quarterly	05/10/2023	USD	36,248,817	6,013	$ 3,306,955	$ —	$ 3,306,955
MSCI Emerging Net Total Return USD Index	BCLY	Receive	Quarterly	06/21/2023	USD	80,482,928	165,615	(19,605)	—	(19,605)
MSCI USA Gross Return Index	GSI	Receive	Quarterly	02/23/2023	USD	46,952,155	2,695	(1,577,047)	—	(1,577,047)
MSCI USA Gross Return Index	BNP	Receive	Quarterly	05/08/2023	USD	149,608,208	9,041	2,440,136	—	2,440,136
MSCI USA Gross Return Index	GSI	Receive	Quarterly	06/23/2023	USD	63,514,081	3,725	(722,139)	—	(722,139)
MSCI USA Gross Return Index	GSI	Receive	Quarterly	09/22/2023	USD	80,137,475	4,763	210,771	—	210,771

Total								$ 3,639,071	$ —	$ 3,639,071

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BNP Long US Industrials	BNP	Receive	12/13/2023	USD	4,915,723	0.5%	$(74,286)	$—	$(74,286)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/28/2023	EUR	27,244,012	2.6	152,854	1,115	151,739
BNP Paribas EMU Value (b)	BNP	Receive	09/28/2023	EUR	27,861,363	2.6	(306,966)	(1,117)	(305,849)
BNP Short US Technology	BNP	Pay	12/13/2023	USD	4,913,929	0.5	288,507	—	288,507
Canadian Index	BNP	Pay	09/08/2023	CAD	5,324,047	0.5	131,627	—	131,627
JPMorgan Long US E&Ps	JPM	Receive	06/21/2023	USD	4,134,570	0.4	(38,998)	—	(38,998)
JPMorgan Long US E&Ps	JPM	Receive	06/23/2023	USD	4,315,260	0.4	17,081	—	17,081
JPMorgan US Anti-Value (S&P 1500) (c)	JPM	Pay	12/11/2023	USD	8,164,608	0.8	210,722	—	210,722
JPMorgan US Anti-Value (S&P 1500) (c)	JPM	Pay	12/11/2023	USD	16,561,453	1.6	548,780	—	548,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Bilateral Equity Basket Total Return Swaps (continued)
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
JPMorgan US Anti-Value (S&P 1500) (c)	JPM	Pay	12/11/2023	USD	16,088,404	1.5%	$438,767	$—	$438,767
JPMorgan US Anti-Value 2 (d)	JPM	Pay	12/11/2023	USD	20,474,417	1.9	518,501	—	518,501
JPMorgan US Value (e)	JPM	Receive	12/11/2023	USD	20,444,372	1.9	(279,980)	—	(279,980)
JPMorgan US Value (S&P 1500) (f)	JPM	Receive	12/11/2023	USD	8,184,388	3.9	(165,301)	—	(165,301)
JPMorgan US Value (S&P 1500) (f)	JPM	Receive	12/11/2023	USD	16,574,844	1.6	(447,282)	—	(447,282)
JPMorgan US Value (S&P 1500) (f)	JPM	Receive	12/11/2023	USD	16,202,230	1.5	(369,554)	—	(369,554)
MSCI CAD Banks Index	BNP	Pay	09/08/2023	CAD	5,199,799	0.5	(51,604)	—	(51,604)

Total							$572,868	$(2)	$572,870

Value
OTC Swap Agreements, at value (Assets)	$8,264,701
OTC Swap Agreements, at value (Liabilities)	$(4,052,762)

(a)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
MTU Aero Engines AG	117	$ 23,726	2.27%
Safran SA	205	24,022	2.30

		47,748

Automobiles
Ferrari NV	115	23,006	2.20

Banks
FinecoBank Banca Fineco SpA	1,556	24,145	2.31

Beverages
Davide Campari-Milano NV	2,413	22,882	2.19
Remy Cointreau SA	150	23,600	2.26

		46,482

Biotechnology
Argenx SE	65	22,616	2.16

Capital Markets
Deutsche Boerse AG	140	22,532	2.15

Chemicals
Air Liquide SA	176	23,320	2.23
Akzo Nobel NV	369	23,115	2.21
Koninklijke DSM NV	197	22,553	2.16
Symrise AG	228	23,221	2.22

		92,209

Construction & Engineering
Ferrovial SA	938	22,949	2.19

Diversified Financial Services
Eurazeo SE	400	23,224	2.22
Groupe Bruxelles Lambert NV	313	23,340	2.23
Sofina SA	110	22,660	2.17

		69,224

Diversified Telecommunication Services
Cellnex Telecom SA	735	22,738	2.17

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Electric Utilities
Elia Group SA	174	$ 23,155	2.21%
Terna - Rete Elettrica Nazionale	3,273	22,587	2.16

		45,742

Entertainment
Universal Music Group NV	1,059	23,846	2.28

Equity Real Estate Investment Trusts
Warehouses de Pauw CVA	900	24,038	2.30

Health Care Equipment & Supplies
Carl Zeiss Meditec AG	199	23,519	2.25
Sartorius AG	68	24,995	2.39

		48,514

Insurance
Hannover Rueck SE	128	23,827	2.28
Sampo OYJ, A Shares	486	23,723	2.27

		47,550

Interactive Media & Services
Scout24 SE	467	21,894	2.09

Internet & Direct Marketing Retail
Delivery Hero SE	597	26,714	2.55
Zalando SE	768	25,433	2.43

		52,147

IT Services
Adyen NV	17	22,031	2.11

Life Sciences Tools & Services
Sartorius Stedim Biotech	76	22,936	2.19

Machinery
Kone OYJ, Class B	494	23,879	2.28
Rational AG	40	22,278	2.13

		46,157

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Oil, Gas & Consumable Fuels
Neste OYJ	524	$ 22,529	2.15%

Independent Power & Renewable Electricity Producers
Corp. ACCIONA Energias Renovables SA	661	23,903	2.29
EDP Renovaveis SA	1,122	23,082	2.21

		46,985

Personal Products
Beiersdorf AG	226	24,270	2.32
L’Oreal SA	68	22,576	2.16

		46,846

Professional Services
Wolters Kluwer NV	229	22,419	2.14

Real Estate Management & Development
Vonovia SE	1,027	22,618	2.16

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Semiconductors & Semiconductor Equipment
ASML Holding NV	42	$ 21,060	2.01%

Software
ADP LLC	180	22,592	2.16
Dassault Systemes SE	692	23,166	2.21

		45,758

Textiles, Apparel & Luxury Goods
Hermes International	16	22,721	2.17
LVMH Moet Hennessy Louis Vuitton SE	33	22,678	2.17

		45,399

Media
Prosus NV	370	23,836	2.28

TOTAL COMMON STOCKS - LONG		$ 1,045,954

(b)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Air Freight & Logistics
Deutsche Post AG	653	$ 22,969	2.04%

Airlines
Deutsche Lufthansa AG	3,236	25,131	2.23

Auto Components
Cie Generale des Etablissements Michelin SCA	938	24,366	2.16
Continental AG	438	24,515	2.18

		48,881

Automobiles
Bayerische Motoren Werke	311	24,768	2.20
Bayerische Motoren Werke AG	298	24,816	2.20
Stellantis NV	1,806	23,955	2.13

		73,539

Banks
Banco Bilbao Vizcaya Argentaria SA	4,519	25,463	2.26
Banco Santander SA	8,994	25,206	2.24
Commerzbank AG	3,165	27,963	2.48
Societe Generale SA	1,108	26,010	2.31
UniCredit SpA	1,985	26,343	2.34

		130,985

Beverages
Heineken Holding NV	340	24,506	2.18

Building Products
Cie de Saint-Gobain	537	24,522	2.18

Capital Markets
Deutsche Bank AG	2,477	26,229	2.33

Chemicals
Arkema SA	292	24,489	2.18

Communications Equipment
Nokia OYJ	5,325	23,039	2.05

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Construction & Engineering
Bouygues SA	848	$ 23,788	2.11%
Eiffage SA	260	23,857	2.12

		47,645

Construction Materials
HeidelbergCement AG	481	25,612	2.28

Diversified Telecommunication Services
Deutsche Telekom AG	1,299	24,203	2.15
Orange SA	2,694	25,000	2.22
Telefonica SA	7,220	24,439	2.17

		73,642

Electric Utilities
Enel SpA	4,789	24,088	2.14

Equity Real Estate Investment Trusts
Klepierre SA	1,116	24,027	2.13

Food & Staples Retailing
Carrefour SA	1,511	23,638	2.10
Koninklijke Ahold Delhaize NV	875	23,483	2.09

		47,121

Food Products
JDE Peet’s NV	899	24,287	2.16

Health Care Equipment & Supplies
Koninklijke Philips NV	1,845	25,836	2.29
Fresenius Medical Care AG & Co. KGAA	822	25,120	2.23
Fresenius SE & Co. KGaA	934	24,527	2.18

		75,483

Household Durables
SEB SA	312	24,378	2.17

Insurance
NN Group NV	608	23,212	2.06

IT Services
Bechtle AG	695	22,971	2.04
Nexi SpA	3,222	23,732	2.11

		46,703

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Machinery
Daimler Truck Holding AG	810	$ 23,438	2.08%

Metals & Mining
ArcelorMittal SA	964	23,692	2.10
voestalpine AG	971	24,057	2.14

		47,749

Multi-Utilities
E.ON SE	2,719	25,381	2.25
Engie SA	1,740	23,295	2.07
Veolia Environnement SA	996	23,911	2.12

		72,587

Oil, Gas & Consumable Fuels
Eni SpA	1,847	24,543	2.18

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals
Bayer AG	473	$ 22,844	2.03%

Professional Services
Randstad NV	446	25,400	2.26

Real Estate Management & Development
LEG Immobilien SE	395	24,031	2.13

Trading Companies & Distributors
Brenntag SE	414	24,723	2.20

TOTAL COMMON STOCKS - LONG		$ 1,125,803

(c)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Boeing Co.	280	$ 53,375	0.55%
TransDigm Group, Inc.	81	51,109	0.52

		104,484

Banks
Commerce Bancshares, Inc.	736	50,086	0.51
Community Bank System, Inc.	792	49,877	0.51
First Republic Bank	419	51,038	0.52

		151,001

Biotechnology
Arrowhead Pharmaceuticals, Inc.	1,521	61,687	0.63
Coherus Biosciences, Inc.	7,422	58,783	0.60
Cytokinetics, Inc.	1,332	61,042	0.63
Vericel Corp.	2,147	56,547	0.58

		238,059

Capital Markets
MarketAxess Holdings, Inc.	182	50,724	0.52

Commercial Services & Supplies
MSA Safety, Inc.	363	52,332	0.54

Containers & Packaging
AptarGroup, Inc.	463	50,879	0.52

Electric Utilities
Alliant Energy Corp.	909	50,159	0.51

Electrical Equipment
Vicor Corp.	960	51,598	0.53

Electronic Equipment, Instruments & Components
Arlo Technologies, Inc.	14,734	51,715	0.53

Energy Equipment & Services
Core Laboratories NV	2,580	52,291	0.54
Dril-Quip, Inc.	2,234	60,697	0.62
NOV, Inc.	2,388	49,887	0.51

		162,875

Equity Real Estate Investment Trusts
Rexford Industrial Realty, Inc.	918	50,138	0.51
Welltower, Inc.	765	50,140	0.51

		100,278

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Food Products
Lamb Weston Holdings, Inc.	570	$ 50,930	0.52%

Health Care Equipment & Supplies
Penumbra, Inc.	226	50,253	0.52
Progyny, Inc.	1,606	50,019	0.51

		100,272

Insurance
HCI Group, Inc.	1,347	53,331	0.55

Interactive Media & Services
QuinStreet, Inc.	3,603	51,703	0.53

IT Services
Mastercard, Inc., Class A	144	50,007	0.51
Sabre Corp.	8,484	52,432	0.54
Unisys Corp.	11,787	60,231	0.62

		162,670

Life Sciences Tools & Services
Bio-Techne Corp.	613	50,773	0.52

Machinery
Enerpac Tool Group Corp.	2,080	52,937	0.54
Nordson Corp.	212	50,428	0.52
Toro Co.	449	50,797	0.52

		154,162

Media
TechTarget, Inc.	1,162	51,190	0.52

Metals & Mining
Royal Gold, Inc.	445	50,209	0.51

Multi-Utilities
Public Service Enterprise Group, Inc.	824	50,460	0.52

Oil, Gas & Consumable Fuels
CNX Resources Corp.	3,028	50,989	0.52
Hess Corp.	365	51,826	0.53
Targa Resources Corp.	715	52,528	0.54

		155,343

Personal Products
elf Beauty, Inc.	902	49,893	0.51

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Real Estate Management & Development
St. Joe Co.	1,397	$ 53,989	0.55%

Software
Agilysys, Inc.	782	61,922	0.63
Manhattan Associates, Inc.	422	51,266	0.53
ServiceNow, Inc.	128	49,859	0.51

		163,047

Specialty Retail
O’Reilly Automotive, Inc.	60	50,404	0.52
Ross Stores, Inc.	428	49,706	0.51
Tractor Supply Co.	227	50,990	0.52

		151,100

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.	132	$ 52,778	0.54%
NIKE, Inc., Class B	458	53,585	0.55
Under Armour, Inc., Class A	5,349	54,346	0.56

		160,709

Thrifts & Mortgage Finance
Capitol Federal Financial, Inc.	5,961	51,562	0.53

TOTAL COMMON STOCKS - LONG		$ 2,625,447

(d)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Boeing Co.	8,200	$ 1,561,996	1.09%
TransDigm Group, Inc.	2,374	1,494,812	1.04

		3,056,808

Beverages
Coca-Cola Co.	22,865	1,454,428	1.01
Monster Beverage Corp.	14,333	1,455,221	1.02

		2,909,649

Capital Markets
MarketAxess Holdings, Inc.	5,286	1,474,101	1.03

Chemicals
Ecolab, Inc.	9,807	1,427,551	1.00
Linde PLC	4,388	1,431,247	1.00

		2,858,798

Commercial Services & Supplies
Cintas Corp.	3,207	1,448,534	1.01

Construction Materials
Vulcan Materials Co.	8,122	1,422,173	0.99

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	4,750	1,467,285	1.02

Electric Utilities
NextEra Energy, Inc.	17,058	1,426,075	0.99

Electrical Equipment
Rockwell Automation, Inc.	5,697	1,467,256	1.02

Energy Equipment & Services
Baker Hughes Co.	52,107	1,538,728	1.07
Schlumberger Ltd.	29,150	1,558,351	1.09

		3,097,079

Entertainment
Live Nation Entertainment, Inc.	20,419	1,424,034	0.99

Equity Real Estate Investment Trusts
American Tower Corp.	6,882	1,457,988	1.02
Crown Castle, Inc.	10,483	1,421,914	0.99
UDR, Inc.	36,798	1,425,197	0.99
Welltower, Inc.	22,372	1,466,508	1.02

		5,771,607

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Food Products
Hershey Co.	6,144	$ 1,422,661	0.99%

Health Care Equipment & Supplies
Edwards Lifesciences Corp.	20,029	1,494,329	1.04
Intuitive Surgical, Inc.	5,427	1,440,083	1.00
Yum! Brands, Inc.	11,304	1,447,754	1.01

		4,382,166

Insurance
Aon PLC, Class A	4,770	1,431,665	1.00
Brown & Brown, Inc.	25,303	1,441,531	1.01
Progressive Corp.	11,136	1,444,477	1.01

		4,317,673

IT Services
Gartner, Inc.	4,238	1,424,718	0.99
Mastercard, Inc., Class A	4,188	1,456,134	1.02

		2,880,852

Life Sciences Tools & Services
Bio-Techne Corp.	17,990	1,490,991	1.04
Mettler-Toledo International, Inc.	991	1,433,052	1.00
Waters Corp.	4,281	1,466,557	1.02
West Pharmaceutical Services, Inc.	6,183	1,455,178	1.02

		5,845,778

Machinery
Illinois Tool Works, Inc.	6,593	1,452,517	1.01
Xylem, Inc.	13,080	1,446,276	1.01

		2,898,793

Multi-Utilities
Ameren Corp.	16,762	1,490,470	1.04
Public Service Enterprise Group, Inc.	24,187	1,481,965	1.03
WEC Energy Group, Inc.	15,368	1,440,949	1.01

		4,413,384

Oil, Gas & Consumable Fuels
Hess Corp.	10,774	1,528,007	1.07
Targa Resources Corp.	21,150	1,554,533	1.08

		3,082,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Personal Products
Estee Lauder Cos., Inc., Class A	6,231	$ 1,545,892	1.08%

Pharmaceuticals
Eli Lilly & Co.	3,904	1,428,418	1.00

Road & Rail
Old Dominion Freight Line, Inc.	5,067	1,437,900	1.00

Software
Cadence Design Systems, Inc.	9,042	1,452,561	1.01
Ceridian HCM Holding, Inc.	23,201	1,488,342	1.04
Paycom Software, Inc.	4,698	1,457,880	1.02

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Software (continued)
ServiceNow, Inc.	3,731	$ 1,448,777	1.01%
Synopsys, Inc.	4,486	1,432,446	1.00
Tyler Technologies, Inc.	4,693	1,512,960	1.06

		8,792,966

Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	13,408	1,568,813	1.09

Water Utilities
American Water Works Co., Inc.	9,446	1,439,768	1.00

TOTAL COMMON STOCKS - LONG		$ 73,281,003

(e)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Air Freight & Logistics
FedEx Corp.	549	$ 95,142	1.01%

Banks
Citigroup, Inc.	2,117	95,756	1.01
Citizens Financial Group, Inc.	2,395	94,305	1.00
Comerica, Inc.	1,448	96,812	1.02
Fifth Third Bancorp	2,866	94,033	0.99
KeyCorp	5,473	95,346	1.01
Truist Financial Corp.	2,260	97,245	1.03
Zions Bancorp NA	2,011	98,861	1.05

		672,358

Chemicals
Celanese Corp.	929	94,979	1.00
Dow, Inc.	1,870	94,223	1.00
LyondellBasell Industries NV, Class A	1,158	96,110	1.02

		285,312

Consumer Finance
Capital One Financial Corp.	1,014	94,226	1.00

Electric Utilities
Evergy, Inc.	1,596	100,467	1.06
PG&E Corp.	6,073	98,751	1.04

		199,218

Electrical Equipment
Generac Holdings, Inc.	1,043	105,004	1.11

Equity Real Estate Investment Trusts
Boston Properties, Inc.	1,454	98,274	1.04

Food Products
Archer-Daniels-Midland Co.	1,018	94,516	1.00
Conagra Brands, Inc.	2,474	95,748	1.01
Kraft Heinz Co.	2,375	96,703	1.02

		286,967

Health Care Equipment & Supplies
Medtronic PLC	1,232	95,728	1.01

Health Care Providers & Services
Cigna Corp.	285	94,414	1.00
DaVita, Inc.	1,265	94,490	1.00
Laboratory Corp. of America Holdings	405	95,325	1.01

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	635	$ 99,376	1.05%
Universal Health Services, Inc., Class B	739	104,136	1.10

		487,741

Household Durables
D.R. Horton, Inc.	1,098	97,880	1.04
Lennar Corp., Class A	1,064	96,320	1.02
Mohawk Industries, Inc.	987	100,935	1.07
Newell Brands, Inc.	7,377	96,488	1.02
PulteGroup, Inc.	2,122	96,622	1.02

		488,245

Independent Power & Renewable Electricity Producers
AES Corp.	3,383	97,303	1.03

Insurance
American International Group, Inc.	1,526	96,502	1.02

IT Services
DXC Technology Co.	3,542	93,859	0.99
Global Payments, Inc.	963	95,600	1.01

		189,459

Machinery
Pentair PLC	2,108	94,816	1.00

Media
Comcast Corp., Class A	2,735	95,652	1.01
Fox Corp., Class A	3,093	93,938	0.99

		189,590

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	868	101,048	1.07
Phillips 66	919	95,679	1.01
Valero Energy Corp.	789	100,148	1.06

		296,875

Pharmaceuticals
Organon & Co.	3,634	101,497	1.07
Pfizer, Inc.	1,880	96,329	1.02
Viatris, Inc.	8,666	96,447	1.02

		294,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Professional Services
Robert Half International, Inc.	1,276	$ 94,216	1.00%

Real Estate Management & Development
CBRE Group, Inc., Class A	1,238	95,250	1.01

Semiconductors & Semiconductor Equipment
Skyworks Solutions, Inc.	1,030	93,821	0.99

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	5,895	94,088	1.00

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology Holdings PLC	1,803	$ 94,877	1.00%

		188,965

Textiles, Apparel & Luxury Goods
Tapestry, Inc.	2,571	97,897	1.04

Trading Companies & Distributors
United Rentals, Inc.	268	95,229	1.01

TOTAL COMMON STOCKS - LONG		$ 4,832,411

(f)	The significant reference entities underlying the corresponding total return swap as of December 31, 2022, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Kaman Corp.	2,429	$ 54,169	0.55%

Auto Components
Patrick Industries, Inc.	872	52,826	0.54

Banks
OFG Bancorp	1,835	50,569	0.52
Truist Financial Corp.	1,182	50,883	0.52

		101,452

Beverages
Coca-Cola Consolidated, Inc.	103	52,782	0.54

Biotechnology
iTeos Therapeutics, Inc.	2,566	50,121	0.51
Organogenesis Holdings, Inc.	18,716	50,347	0.51

		100,468

Building Products
Resideo Technologies, Inc.	3,198	52,607	0.54

Capital Markets
Bank of New York Mellon Corp.	1,138	51,792	0.53

Commercial Services & Supplies
MillerKnoll, Inc.	2,589	54,399	0.55

Containers & Packaging
O-I Glass, Inc.	3,037	50,325	0.51

Electric Utilities
PG&E Corp.	3,153	51,271	0.52

Energy Equipment & Services
DMC Global, Inc.	2,954	57,421	0.59
ProPetro Holding Corp.	4,970	51,543	0.53
US Silica Holdings, Inc.	4,224	52,800	0.54

		161,764

Equity Real Estate Investment Trusts
Boston Properties, Inc.	758	51,210	0.52
Cousins Properties, Inc.	2,014	50,935	0.52
Highwoods Properties, Inc.	1,793	50,168	0.51

		152,313

Health Care Equipment & Supplies
Avanos Medical, Inc.	1,909	51,662	0.53
Envista Holdings Corp.	1,512	50,911	0.52
Zimvie, Inc.	5,632	52,603	0.54

		155,176

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Providers & Services
Tenet Healthcare Corp.	1,105	$ 53,902	0.55%

Household Durables
KB Home	1,594	50,781	0.52
M/I Homes, Inc.	1,117	51,571	0.53
Taylor Morrison Home Corp.	1,663	50,470	0.51

		152,822

Industrial Conglomerates
ESAB Corp.	1,071	50,266	0.51

Insurance
American Equity Investment Life Holding Co.	1,210	55,178	0.56
American International Group, Inc.	798	50,446	0.51
Genworth Financial, Inc., Class A	9,832	52,012	0.53

		157,636

IT Services
Concentrix Corp.	423	56,367	0.57
Global Payments, Inc.	507	50,367	0.51

		106,734

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	235	51,243	0.52
Syneos Health, Inc.	1,453	53,297	0.54

		104,540

Machinery
AGCO Corp.	369	51,230	0.52
Timken Co.	713	50,382	0.51
Titan International, Inc.	3,426	52,486	0.53

		154,098

Media
Thryv Holdings, Inc.	2,780	52,813	0.54

Multi-Utilities
Avista Corp.	1,195	52,969	0.54

Oil, Gas & Consumable Fuels
PBF Energy, Inc.	1,491	60,789	0.62

Pharmaceuticals
Innoviva, Inc.	3,807	50,438	0.51
Phibro Animal Health Corp., Class A	3,957	53,067	0.54

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals (continued)
Viatris, Inc.	4,513	$ 50,227	0.51%

		153,732

Semiconductor & Semiconductor Equipment
MKS Instruments, Inc.	618	52,367	0.53

Software
ACI Worldwide, Inc.	2,400	55,192	0.56
Ebix, Inc.	2,629	52,476	0.53
InterDigital, Inc.	1,032	51,042	0.52
NCR Corp.	2,168	50,763	0.52

		209,473

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Specialty Retail
Genesco, Inc.	1,106	$ 50,916	0.52%

Textiles, Apparel & Luxury Goods
Wolverine World Wide, Inc.	4,834	52,841	0.54

Thrifts & Mortgage Finance
Essent Group Ltd.	1,303	50,678	0.52

TOTAL COMMON STOCKS - LONG		$ 2,607,920

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Australia Treasury Bonds	194	03/15/2023	$16,133,492	$15,279,776	$—	$(853,716)
10-Year Korea Government Bonds	67	03/21/2023	6,007,234	5,825,741	—	(181,493)
10-Year U.S. Treasury Ultra Notes	133	03/22/2023	15,803,486	15,731,406	—	(72,080)
30-Year U.S. Treasury Bonds	58	03/22/2023	7,319,249	7,269,937	—	(49,312)
Brent Crude Oil (P)	98	10/31/2023	7,946,750	8,001,700	54,950	—
EURO STOXX 50® Index	611	03/17/2023	25,787,127	24,755,590	—	(1,031,537)
FTSE 100 Index	1	03/17/2023	90,026	90,260	234	—
HSCEI China Index Futures	216	01/30/2023	9,446,033	9,353,465	—	(92,568)
TOPIX Index	63	03/09/2023	9,314,320	9,079,892	—	(234,428)
U.S. Treasury Ultra Bonds	4	03/22/2023	538,684	537,250	—	(1,434)

Total					$55,184	$(2,516,568)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(142)	03/31/2023	$(29,091,169)	$(29,121,094)	$—	$(29,925)
5-Year U.S. Treasury Notes	(356)	03/31/2023	(38,839,817)	(38,422,969)	416,848	—
10-Year U.S. Treasury Notes	(793)	03/22/2023	(89,334,729)	(89,051,422)	283,307	—
Euro-BTP Italy Government Bonds	(289)	03/08/2023	(35,744,986)	(33,446,698)	2,298,288	—
German Euro Bund	(12)	03/08/2023	(1,826,491)	(1,707,538)	118,953	—
MSCI Emerging Markets Index	(158)	03/17/2023	(7,701,309)	(7,579,260)	122,049	—
Nikkei 225 Index	(31)	03/09/2023	(3,261,294)	(3,039,412)	221,882	—
S&P 500® E-Mini Index	(302)	03/17/2023	(60,363,141)	(58,301,100)	2,062,041	—

Total					$5,523,368	$(29,925)

Total Futures Contracts					$5,578,552	$(2,546,493)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BCLY	02/09/2023	USD	7,425,997	AUD	11,598,589	$—	$(483,977)
BCLY	03/16/2023	USD	2,913,383	AUD	4,282,784	—	(11,590)
BCLY	03/16/2023	USD	4,339,332	EUR	4,045,327	—	(13,800)
BCLY	03/16/2023	USD	433,209	HKD	3,371,923	600	—
BCLY	03/16/2023	USD	38,939	SGD	52,299	—	(156)
BCLY	03/16/2023	JPY	325,736,261	USD	2,439,965	67,801	—
BCLY	03/16/2023	EUR	1,188,552	USD	1,273,218	5,769	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BNP	03/16/2023	USD	2,899,877	SEK	30,107,798	$1,907	$—
BNP	03/16/2023	COP	437,501,613	USD	89,068	—	(136)
BNP	03/16/2023	INR	104,507,923	USD	1,261,693	—	(4,102)
BNP	03/16/2023	CHF	297,319	USD	324,520	—	(285)
BNP	03/16/2023	MXN	185,814,983	USD	9,319,757	83,247	—
BNP	03/16/2023	JPY	52,949,090	USD	396,619	11,023	—
BNP	03/16/2023	SEK	4,395,775	USD	433,305	—	(10,198)
BNP	03/16/2023	CZK	2,606,976	USD	113,735	1,149	—
BNP	03/16/2023	EUR	2,793,514	USD	2,981,015	25,055	—
BOA	02/09/2023	USD	808,226	EUR	772,596	—	(21,089)
BOA	02/09/2023	CHF	2,359,268	USD	2,371,105	191,811	—
CITI	02/09/2023	THB	60,310,395	USD	1,627,886	120,520	—
GSI	02/09/2023	PEN	1,940,000	USD	484,104	24,728	—
GSI	02/09/2023	KRW	7,098,019,838	USD	4,995,176	623,302	—
GSI	02/09/2023	RON	1,821,720	USD	361,763	31,952	—
GSI	03/16/2023	USD	40,527,164	BRL	218,388,045	—	(241,037)
GSI	03/16/2023	USD	283,008	CHF	259,204	339	—
GSI	03/16/2023	USD	68,855	CLP	60,384,993	—	(1,611)
GSI	03/16/2023	USD	8,179	DKK	56,765	—	(41)
GSI	03/16/2023	USD	53,597	HKD	417,148	78	—
GSI	03/16/2023	USD	5,293,304	JPY	700,209,321	—	(97,440)
GSI	03/16/2023	USD	13,161	NOK	127,996	53	—
GSI	03/16/2023	USD	928	NZD	1,428	21	—
GSI	03/16/2023	USD	177,615	SGD	238,681	—	(807)
GSI	03/16/2023	USD	5,927,665	TWD	178,553,120	71,551	—
GSI	03/16/2023	BRL	76,756,129	USD	14,460,461	—	(131,796)
GSI	03/16/2023	SEK	43,910,770	USD	4,328,039	—	(101,490)
GSI	03/16/2023	AUD	4,468,042	USD	3,062,366	—	(10,870)
GSI	03/16/2023	CHF	1,989,885	USD	2,171,833	—	(1,806)
GSI	03/16/2023	MXN	70,649,872	USD	3,548,143	27,032	—
GSI	03/16/2023	NZD	858,597	USD	545,864	—	(301)
GSI	03/16/2023	CLP	246,147,377	USD	284,853	2,388	—
HSBC	02/09/2023	EUR	2,609,602	USD	2,592,556	208,626	—
JPM	02/09/2023	USD	270,732	CAD	363,129	2,479	—
JPM	02/09/2023	USD	1,130,901	EUR	1,080,621	—	(29,052)
JPM	02/09/2023	NOK	2,755,235	USD	263,769	17,941	—
JPM	02/09/2023	SEK	10,895,378	USD	989,407	57,156	—
JPM	02/09/2023	JPY	2,035,371,951	USD	13,959,931	1,631,843	—
JPM	02/09/2023	DKK	817,998	USD	108,594	9,527	—
JPM	02/09/2023	CNH	61,518,855	USD	8,603,434	313,802	—
JPM	03/16/2023	USD	41,704,690	CNH	288,437,980	—	(220,552)
JPM	03/16/2023	USD	275,159	DKK	1,909,451	—	(1,327)
JPM	03/16/2023	USD	300,872	HKD	2,341,773	429	—
JPM	03/16/2023	USD	8,871,234	NZD	13,651,517	196,894	—
JPM	03/16/2023	USD	354,624	SGD	476,481	—	(1,562)
JPM	03/16/2023	GBP	843,758	USD	1,048,690	—	(26,693)
JPM	03/16/2023	CHF	1,341,605	USD	1,464,250	—	(1,192)
JPM	03/16/2023	SEK	334,302	USD	32,951	—	(773)
JPM	03/16/2023	MXN	29,563,865	USD	1,482,548	13,506	—
JPM	03/16/2023	CAD	2,438,872	USD	1,803,019	—	(691)
JPM	03/16/2023	JPY	398,615,960	USD	2,985,865	82,984	—
UBS	02/09/2023	USD	1,700,429	AUD	2,512,954	—	(13,348)
UBS	02/09/2023	USD	800,109	CAD	1,088,080	—	(3,684)
UBS	02/09/2023	USD	596,697	EUR	567,296	—	(12,246)
UBS	02/09/2023	USD	6,537,375	GBP	5,735,021	—	(403,332)
UBS	02/09/2023	USD	548,206	JPY	74,977,458	—	(26,151)
UBS	02/09/2023	GBP	576,859	USD	709,460	—	(11,326)
UBS	02/09/2023	MXN	1,203,222	USD	60,416	864	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
UBS	02/09/2023	EUR	1,679,891	USD	1,788,886	$14,332	$—
UBS	02/09/2023	PLN	382,880	USD	78,876	8,217	—
UBS	02/09/2023	SGD	1,539,126	USD	1,089,596	60,303	—
UBS	02/09/2023	HUF	59,402,713	USD	140,700	16,693	—
UBS	03/16/2023	USD	2,903,684	CHF	2,666,267	—	(3,957)
UBS	03/16/2023	USD	70,244,694	CNY	484,512,777	120,644	—
UBS	03/16/2023	USD	3,675,108	EUR	3,443,231	—	(30,114)
UBS	03/16/2023	USD	3,320,283	JPY	433,132,631	—	(14,301)
UBS	03/16/2023	USD	4,174,013	KRW	5,483,400,372	—	(172,052)
UBS	03/16/2023	USD	300,662	NOK	2,924,375	1,164	—
UBS	03/16/2023	USD	9,424,581	NZD	14,502,702	209,388	—
UBS	03/16/2023	USD	156,825	SGD	210,718	—	(694)
UBS	03/16/2023	USD	608,739	THB	20,785,381	4,096	—
UBS	03/16/2023	IDR	20,476,897,884	USD	1,311,861	2,199	—
UBS	03/16/2023	SEK	13,296,428	USD	1,310,684	—	(30,861)
UBS	03/16/2023	MXN	50,076,150	USD	2,511,279	22,781	—
UBS	03/16/2023	AUD	3,418,799	USD	2,361,296	—	(26,391)
UBS	03/16/2023	GBP	1,429,604	USD	1,776,858	—	(45,258)
UBS	03/16/2023	EUR	17,608,528	USD	18,864,368	83,972	—
UBS	03/16/2023	ILS	1,662,618	USD	491,652	—	(16,625)
UBS	03/16/2023	TRY	648,046	USD	33,241	—	(533)
UBS	03/16/2023	CAD	7,149	USD	5,285	—	(2)
UBS	03/16/2023	HUF	59,214,065	USD	150,146	5,182	—
UBS	03/16/2023	JPY	171,158,604	USD	1,282,020	35,689	—
UBS	03/16/2023	CHF	1,894,838	USD	2,068,307	—	(1,932)
UBS	03/16/2023	KRW	7,390,475,641	USD	5,723,726	133,858	—
UBS	03/16/2023	NZD	18,412,723	USD	11,675,436	24,232	—
UBS	03/16/2023	USD	131,759	ZAR	2,290,700	—	(2,183)

Total						$4,569,127	$(2,229,364)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	33.0%	$362,617,060
Banks	8.1	89,016,697
U.S. Government Obligations	5.8	64,264,105
U.S. Government Agency Obligations	4.7	51,687,858
Oil, Gas & Consumable Fuels	2.7	30,066,046
Mortgage-Backed Securities	1.7	18,373,722
Pharmaceuticals	1.5	16,202,203
Insurance	1.4	15,696,528
Electric Utilities	1.1	12,460,095
Diversified Telecommunication Services	1.1	11,987,275
Capital Markets	0.8	8,774,610
Metals & Mining	0.7	7,572,050
Consumer Finance	0.6	6,497,582
Chemicals	0.6	6,483,648
Food Products	0.6	6,340,891
Software	0.6	6,271,703
Equity Real Estate Investment Trusts	0.6	6,235,776
Semiconductors & Semiconductor Equipment	0.6	6,206,633
Health Care Equipment & Supplies	0.5	5,988,410
Textiles, Apparel & Luxury Goods	0.5	5,728,923
Beverages	0.5	5,405,032
IT Services	0.5	5,342,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Hotels, Restaurants & Leisure	0.5%		$5,208,488
Media	0.4		4,983,368
Road & Rail	0.4		4,607,772
Wireless Telecommunication Services	0.4		4,231,474
Machinery	0.4		4,179,933
Asset-Backed Securities	0.4		3,921,778
Paper & Forest Products	0.3		3,860,351
Technology Hardware, Storage & Peripherals	0.3		3,292,264
Real Estate Management & Development	0.3		3,254,999
Health Care Providers & Services	0.3		3,165,332
Aerospace & Defense	0.3		3,068,368
Tobacco	0.3		3,036,978
Food & Staples Retailing	0.3		3,017,979
Biotechnology	0.3		2,876,708
Automobiles	0.3		2,858,747
Personal Products	0.3		2,846,335
Diversified Financial Services	0.3		2,831,287
Internet & Direct Marketing Retail	0.2		2,759,290
Electrical Equipment	0.2		2,510,092
Industrial Conglomerates	0.2		2,407,590
Professional Services	0.2		2,305,342
Specialty Retail	0.2		2,131,930
Entertainment	0.2		2,059,061
Multi-Utilities	0.2		2,033,618
Interactive Media & Services	0.2		1,887,777
Life Sciences Tools & Services	0.2		1,848,464
Transportation Infrastructure	0.1		1,696,861
Electronic Equipment, Instruments & Components	0.1		1,633,837
Household Products	0.1		1,584,944
Building Products	0.1		1,260,715
Construction & Engineering	0.1		1,244,842
Commercial Services & Supplies	0.1		1,103,431
Air Freight & Logistics	0.1		1,014,328
Multiline Retail	0.1		948,845
Construction Materials	0.1		923,672
Municipal Government Obligation	0.1		916,128
Communications Equipment	0.1		843,709
Trading Companies & Distributors	0.1		643,482
Auto Components	0.1		567,629
Gas Utilities	0.0	(F)	504,547
Household Durables	0.0	(F)	408,123
Marine	0.0	(F)	407,680
Containers & Packaging	0.0	(F)	381,857
Independent Power & Renewable Electricity Producers	0.0	(F)	292,405
Energy Equipment & Services	0.0	(F)	261,432
Water Utilities	0.0	(F)	231,576
Airlines	0.0	(F)	202,699
Distributors	0.0	(F)	118,116
Diversified Consumer Services	0.0	(F)	43,506
Leisure Products	0.0	(F)	41,341
Health Care Technology	0.0	(F)	28,403
Mortgage Real Estate Investment Trusts	0.0	(F)	12,100

Investments	77.1		847,720,737
Short-Term Investments	22.9		251,836,789

Total Investments	100.0%		$1,099,557,526

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)	Value
ASSETS
Investments
Common Stocks	$70,042,179	$150,161,829	$82,500	$220,286,508
Preferred Stocks	—	798,573	—	798,573
Asset-Backed Securities	—	3,921,778	—	3,921,778
Convertible Bonds	—	7,925	231,120	239,045
Corporate Debt Securities	—	123,262,189	1,353,771	124,615,960
Foreign Government Obligations	—	362,617,060	—	362,617,060
Mortgage-Backed Securities	—	18,373,722	—	18,373,722
Municipal Government Obligation	—	916,128	—	916,128
U.S. Government Agency Obligations	—	51,687,858	—	51,687,858
U.S. Government Obligations	—	64,264,105	—	64,264,105
Short-Term U.S. Government Obligations	—	798,324	—	798,324
Other Investment Company	23,303,034	—	—	23,303,034
Repurchase Agreements	—	227,735,431	—	227,735,431

Total Investments	$93,345,213	$1,004,544,922	$1,667,391	$1,099,557,526

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$278,319	$—	$278,319
Over-the-Counter Total Return Swap Agreements	—	8,264,701	—	8,264,701
Futures Contracts (V)	5,578,552	—	—	5,578,552
Forward Foreign Currency Contracts (V)	—	4,569,127	—	4,569,127

Total Other Financial Instruments	$5,578,552	$13,112,147	$—	$18,690,699

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(2,336,771)	$—	$(2,336,771)
Over-the-Counter Total Return Swap Agreements	—	(4,052,762)	—	(4,052,762)
Futures Contracts (V)	(2,546,493)	—	—	(2,546,493)
Forward Foreign Currency Contracts (V)	—	(2,229,364)	—	(2,229,364)

Total Other Financial Instruments	$(2,546,493)	$(8,618,897)	$—	$(11,165,390)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (I)	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $33,900,918, collateralized by cash collateral of $23,303,034 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,022,994. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Restricted securities. At December 31, 2022, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty Ltd.	10/25/2018	$1,059,498	$1	0.0	%(F)

Convertible Bonds	REI Agro Ltd. 5.50%, 11/13/2014	05/02/2014	395,548	2,147	0.0	(F)

Convertible Bonds	Bio City Development Co. BV 8.00%, 07/06/2024	05/02/2014	1,734,480	231,120	0.0	(F)

Total			$3,189,526	$233,268	0.0	%(F)

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $1,716,350, representing 0.2% of the Portfolio’s net assets.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $48,628,888, representing 4.6% of the Portfolio’s net assets.
(H)	Securities deemed worthless.
(I)	For the period ended December 31, 2022, the valuation technique changed for investments in Russian Federation Common Stocks with a total value of $0 from using market comparable and market transactions, to being worthless because of the Russian invasion of Ukraine, liquidity concerns and US sanctions. This was considered to be a more relevant measure of fair value as of December 31, 2022.
(J)	Rates disclosed reflect the yields at December 31, 2022.
(K)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(L)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2022, the total value of such securities is $239,045, representing less than 0.1% of the Portfolio’s net assets.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $161,152,681, representing 15.2% of the Portfolio’s net assets.
(N)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(O)	Perpetual maturity. The date displayed is the next call date.
(P)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Portfolio.
(Q)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(R)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $725,930.
(S)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(T)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(U)	Level 3 securities were not considered significant to the Portfolio.
(V)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CURRENCY ABBREVIATIONS (continued):

CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
CNY	Chinese Yuan Renminbi (onshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $966,242,749) (including securities loaned of $33,900,918)	$871,822,095
Repurchase agreement, at value (cost $227,735,431)	227,735,431
Cash collateral pledged at broker for:
Securities sold short	2,716,646
Centrally cleared swap agreements	4,002,006
OTC derivatives (A)	550,000
Futures contracts	13,080,704
OTC swap agreements, at value (premium paid $1,115)	8,264,701
Foreign currency, at value (cost $17,670,765)	17,079,792
Receivables and other assets:
Investments sold	3,557,536
Net income from securities lending	7,871
Shares of beneficial interest sold	16
Dividends	203,489
Interest	3,201,631
Tax reclaims	752,202
Variation margin receivable on futures contracts	657,783
Variation margin receivable on centrally cleared swap agreements	369,372
Unrealized appreciation on forward foreign currency contracts	4,569,127
Other assets	2,201

Total assets	1,158,572,603

Liabilities:
Cash collateral received upon return of:
Securities on loan	23,303,034
Cash collateral at broker for:
OTC derivatives (A)	14,430,000
OTC swap agreements, at value (premium received $1,117)	4,052,762
Payables and other liabilities:
Investments purchased	2,020,516
When-issued, delayed-delivery, forward and TBA commitments purchased	46,107,063
Shares of beneficial interest redeemed	504,118
Foreign capital gains tax	11,168
Due to custodian	4,980,647
Investment management fees	595,058
Distribution and service fees	183,415
Transfer agent costs	1,238
Trustees, CCO and deferred compensation fees	9,741
Audit and tax fees	48,249
Custody fees	181,192
Legal fees	4,215
Printing and shareholder reports fees	115,243
Other accrued expenses	16,412
Unrealized depreciation on forward foreign currency contracts	2,229,364

Total liabilities	98,793,435

Net assets	$1,059,779,168

Net assets consist of:
Capital stock ($0.01 par value)	$1,132,029
Additional paid-in capital	1,141,817,121
Total distributable earnings (accumulated losses)	(83,169,982)

Net assets	$1,059,779,168

Net assets by class:
Initial Class	$210,172,127
Service Class	849,607,041

Shares outstanding:
Initial Class	40,036,934
Service Class	73,165,926

Net asset value and offering price per share:
Initial Class	$5.25
Service Class	11.61

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$9,524,882
Interest income	11,880,952
Net income from securities lending	101,327
Withholding taxes on foreign income	(737,861)

Total investment income	20,769,300

Expenses:
Investment management fees	8,992,064
Distribution and service fees:
Service Class	2,409,896
Transfer agent costs	12,459
Trustees, CCO and deferred compensation fees	50,321
Audit and tax fees	77,089
Custody fees	662,999
Legal fees	70,301
Dividends, interest and fees for borrowings from securities sold short	1,239,623
Other	406,530

Total expenses before waiver and/or reimbursement and recapture	13,921,282

Expenses waived and/or reimbursed:
Initial Class	(235,026)
Service Class	(938,841)

Net expenses	12,747,415

Net investment income (loss)	8,021,885

Net realized gain (loss) on:
Investments	23,955,111
Swap agreements	(110,032,937)
Futures contracts	50,588,401
Forward foreign currency contracts	9,206,096
Foreign currency transactions	(542,914)

Net realized gain (loss)	(26,826,243)

Net change in unrealized appreciation (depreciation) on:
Investments	(231,001,525	)(A)
Swap agreements	(8,061,730)
Futures contracts	4,867,853
Forward foreign currency contracts	3,084,217
Translation of assets and liabilities denominated in foreign currencies	(1,688,569)

Net change in unrealized appreciation (depreciation)	(232,799,754)

Net realized and change in unrealized gain (loss)	(259,625,997)

Net increase (decrease) in net assets resulting from operations	$(251,604,112)

(A)	Includes net change in foreign capital gains tax of $6,841.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$8,021,885	$8,476,382
Net realized gain (loss)	(26,826,243)	196,441,288
Net change in unrealized appreciation (depreciation)	(232,799,754)	(84,176,555)

Net increase (decrease) in net assets resulting from operations	(251,604,112)	120,741,115

Dividends and/or distributions to shareholders:
Initial Class	(68,922,701)	(45,308,878)
Service Class	(147,767,054)	(104,230,948)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(216,689,755)	(149,539,826)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,171,873	472,528
Service Class	2,257,250	7,984,420

	7,429,123	8,456,948

Dividends and/or distributions reinvested:
Initial Class	68,922,701	45,308,878
Service Class	147,767,054	104,230,948

	216,689,755	149,539,826

Cost of shares redeemed:
Initial Class	(44,577,369)	(19,423,981)
Service Class	(132,312,293)	(178,366,632)

	(176,889,662)	(197,790,613)

Net increase (decrease) in net assets resulting from capital share transactions	47,229,216	(39,793,839)

Net increase (decrease) in net assets	(421,064,651)	(68,592,550)

Net assets:
Beginning of year	1,480,843,819	1,549,436,369

End of year	$1,059,779,168	$1,480,843,819

Capital share transactions - shares:
Shares issued:
Initial Class	1,009,438	47,726
Service Class	172,129	454,017

	1,181,567	501,743

Shares reinvested:
Initial Class	12,763,463	4,995,466
Service Class	12,355,105	6,233,908

	25,118,568	11,229,374

Shares redeemed:
Initial Class	(6,502,919)	(1,944,084)
Service Class	(9,519,783)	(10,199,343)

	(16,022,702)	(12,143,427)

Net increase (decrease) in shares outstanding:
Initial Class	7,269,982	3,099,108
Service Class	3,007,451	(3,511,418)

	10,277,433	(412,310)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$9.14	$9.92		$9.08		$8.41		$9.45

Investment operations:
Net investment income (loss) (A)	0.06	0.08		0.06		0.14		0.14
Net realized and unrealized gain (loss)	(1.60)	0.73		1.56		1.33		(0.81)

Total investment operations	(1.54)	0.81		1.62		1.47		(0.67)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.13)		(0.19)		(0.18)		(0.21)
Net realized gains	(2.29)	(1.46)		(0.59)		(0.62)		(0.16)

Total dividends and/or distributions to shareholders	(2.35)	(1.59)		(0.78)		(0.80)		(0.37)

Net asset value, end of year	$5.25	$9.14		$9.92		$9.08		$8.41

Total return	(17.51)%	8.42%		18.59%		18.20%		(7.40)%

Ratio and supplemental data:
Net assets end of year (000’s)	$210,172	$299,521		$294,447		$476,636		$402,850
Expenses to average net assets
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.99%	0.93	%(B)	0.87	%(B)	0.77	%(B)	0.82	%(B)
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.89%	0.84	%(B)	0.83	%(B)	0.76	%(B)	0.80	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.79%	0.73	%(B)	0.75	%(B)	0.76	%(B)(C)	0.79	%(B)
Net investment income (loss) to average net assets	0.86%	0.82%		0.62%		1.55%		1.47%
Portfolio turnover rate	51%	65%		151%		190%		160%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Dividends and interest from securities sold short rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$16.84	$17.04		$15.06		$13.47		$14.91

Investment operations:
Net investment income (loss) (A)	0.09	0.08		0.05		0.19		0.18
Net realized and unrealized gain (loss)	(3.02)	1.27		2.67		2.16		(1.29)

Total investment operations	(2.93)	1.35		2.72		2.35		(1.11)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.09)		(0.15)		(0.14)		(0.17)
Net realized gains	(2.29)	(1.46)		(0.59)		(0.62)		(0.16)

Total dividends and/or distributions to shareholders	(2.30)	(1.55)		(0.74)		(0.76)		(0.33)

Net asset value, end of year	$11.61	$16.84		$17.04		$15.06		$13.47

Total return	(17.76)%	8.18%		18.34%		17.85%		(7.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$849,607	$1,181,323		$1,254,989		$1,205,764		$1,161,703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.20%	1.14	%(B)	1.13	%(B)	1.02	%(B)	1.07	%(B)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.10%	1.08	%(B)	1.09	%(B)	1.01	%(B)	1.05	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.00%	0.97	%(B)	0.99	%(B)	1.01	%(B)(C)	1.04	%(B)
Net investment income (loss) to average net assets	0.62%	0.48%		0.30%		1.31%		1.21%
Portfolio turnover rate	51%	65%		151%		190%		160%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Consolidated Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Consolidated Statement of Assets and Liabilities.

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At December 31, 2022, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 154,784,972	14.60%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Consolidated Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. INVESTMENT VALUATION (continued)

determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Consolidated Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Consolidated Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at December 31, 2022, if any, are included within the Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Consolidated Statement of Operations, with a corresponding adjustment to Investments, at cost within the Consolidated Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Consolidated Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$17,000,379	$—	$—	$—	$17,000,379
Corporate Debt Securities	3,437,005	—	—	—	3,437,005
Foreign Government Obligations	2,865,650	—	—	—	2,865,650
Total Securities Lending Transactions	$23,303,034	$—	$—	$—	$23,303,034
Total Borrowings	$23,303,034	$—	$—	$—	$23,303,034

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Equity basket total return swap agreements: The Portfolio may enter into equity basket total return swap agreements to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreements, the swaps are designed to function as a portfolio of direct investments in long and/or short equity or fixed income positions. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for typically fixed or floating interest payments. Equity basket total return swap agreements typically reset on a monthly basis and are privately negotiated in the OTC market. The swaps are entered into as bilateral swap agreements and are traded between counterparties, and as such, subject to counterparty risk.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2022, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$278,319	$—	$—	$—	$—	$278,319
OTC swaps:
OTC swap agreements, at value	—	—	8,264,701	—	—	8,264,701
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	3,117,396	—	2,406,206	—	54,950	5,578,552
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	4,569,127	—	—	—	4,569,127
Total	$3,395,715	$4,569,127	$10,670,907	$—	$54,950	$18,690,699

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(2,336,771)	$—	$—	$—	$—	$(2,336,771)
OTC swaps:
OTC swap agreements, at value	—	—	(4,052,762)	—	—	(4,052,762)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,280,528)	—	(1,265,965)	—	—	(2,546,493)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(2,229,364)	—	—	—	(2,229,364)
Total	$(3,617,299)	$(2,229,364)	$(5,318,727)	$—	$—	$(11,165,390)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(C)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(9,707,412)	$—	$(100,325,525)	$—	$—	$(110,032,937)
Futures contracts	29,567,237	—	21,993,199	—	(972,035)	50,588,401
Forward foreign currency contracts	—	9,206,096	—	—	—	9,206,096
Total	$19,859,825	$9,206,096	$(78,332,326)	$—	$(972,035)	$(50,238,440)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(3,240,204)	$—	$(4,821,526)	$—	$—	$(8,061,730)
Futures contracts	2,155,690	—	2,607,428	—	104,735	4,867,853
Forward foreign currency contracts	—	3,084,217	—	—	—	3,084,217
Total	$(1,084,514)	$3,084,217	$(2,214,098)	$—	$104,735	$(109,660)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Interest rate swaps:
Average notional value – pays fixed rate	$9,163,338
Average notional value – receives fixed rate	197,929,030
Total return swaps:
Average notional value – long	630,494,252
Average notional value – short	127,779,980
Futures contracts:
Average notional value of contracts – long	53,476,865
Average notional value of contracts – short	(328,428,514)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	207,350,408
Average contract amounts sold – in USD	309,976,178

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Barclays Bank PLC	$74,170	$(74,170)	$—	$—	$529,128	$(74,170)	$(10,000)	$444,958
BNP Paribas	3,135,505	(447,577)	(2,687,928)	—	447,577	(447,577)	—	—
Goldman Sachs International	992,215	(992,215)	—	—	2,886,385	(992,215)	(210,000)	1,684,170
JPMorgan Chase Bank, N.A.	7,367,367	(1,582,957)	(3,270,000)	2,514,410	1,582,957	(1,582,957)	—	—
UBS AG	743,614	(743,614)	—	—	814,990	(743,614)	(71,376)	—
Other Derivatives (C)	6,377,828	—	—	6,377,828	4,904,353	—	—	4,904,353

Total	$18,690,699	$(3,840,533)	$(5,957,928)	$8,892,238	$11,165,390	$(3,840,533)	$(291,376)	$7,033,481

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. RISK FACTORS (continued)

emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. RISK FACTORS (continued)

industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Consolidated Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2022, the amount waived is $1,173,867 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.81%	May 1, 2023
Service Class	1.06	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Consolidated Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 352,446,076	$ 123,195,095	$ 579,196,324	$ 116,713,968

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, passive foreign investment companies, premium amortization accruals, swap income receivable and payable, current year future straddle loss deferral and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

reversal of book income from Cayman subsidiary and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (46,549,978)	$ 46,549,978

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,208,850,988	$ 36,221,342	$ (147,012,728)	$ (110,791,386)

As of December 31, 2022, the Portfolios had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolios did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 135,977,475	$ 80,712,280	$ —	$ 132,609,142	$ 16,930,684	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 47,192,789	$ —	$ —	$ (18,916,662)	$ (111,446,109)

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Morgan Stanley Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $80,712,280 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

(unaudited)

MARKET ENVIRONMENT

Equity markets decelerated in the fiscal year ended December 31, 2022, with the MSCI EAFE Index (the “Index”) sliding down in each of the first three quarters of 2022 before rebounding in the fourth quarter. Overall, the Index lost 14.45% for the calendar year. Investor sentiment was weighed down by concerns around the Russia-Ukraine War and the tightening stance adopted by central banks in the wake of rising inflation. Geopolitical tensions pushed energy and commodity prices to extreme levels, which led to the surge in inflation, increased supply chain disruptions, and global growth risks. Close to 25% of Europe’s crude oil imports and roughly 40% of its natural gas imports come from Russia. These factors led to developed market equities experiencing the worst first half of the year in over 50 years. After three quarters of negative performance, October and November brought positive returns to global equities. Alas, a flat return in December ended the year on a somewhat anticlimactic note as the high inflationary environment continued globally and there was no end in sight for the Russia-Ukraine war.

PERFORMANCE

For the year ended December 31, 2022, Transamerica MSCI EAFE Index VP, Service Class returned -14.45%. By comparison, its benchmark, the MSCI EAFE Index, returned -14.01%.

STRATEGY REVIEW

The investment objective of Transamerica MSCI EAFE Index VP (the “Portfolio”) is to track investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark, the MSCI EAFE Index (the “Index”). The Index is composed of large- and mid-capitalization equities from developed market countries, excluding the U.S. and Canada.

After expenses, the Portfolio underperformed its benchmark for the 12-month period ended December 31, 2022. The primary drivers of performance variation from the Index during the year were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Fund’s performance during the fiscal year were Shell PLC, TotalEnergies SE, and Novo Nordisk A/S, Class B. The top negative contributors to the Portfolio’s performance during the fiscal year were ASML Holding NV, and Sony Group Corp.

Michael Feehily, CFA

Dwayne Hancock, CFA

Keith Richardson

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Preferred Stocks	0.5
Net Other Assets (Liabilities)^	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.28)%	N/A	0.66%	01/12/2018
Service Class	(14.45)%	1.23%	3.04%	05/01/2017
MSCI EAFE Index (A)	(14.01)%	2.03%	4.17%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,061.50	$0.94	$1,024.30	$0.92	0.18%
Service Class	1,000.00	1,060.80	2.23	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 7.8%
Ampol Ltd.	1,068	$20,564
ANZ Group Holdings Ltd.	14,005	225,605
APA Group	5,460	40,000
Aristocrat Leisure Ltd.	2,835	58,910
ASX Ltd.	914	42,329
Aurizon Holdings Ltd.	7,787	19,776
BHP Group Ltd.	23,489	729,737
BlueScope Steel Ltd.	2,342	26,852
Brambles Ltd.	6,206	51,000
Cochlear Ltd.	311	43,221
Coles Group Ltd.	6,148	69,988
Commonwealth Bank of Australia	7,883	550,669
Computershare Ltd.	2,529	45,113
CSL Ltd.	2,229	436,709
Dexus, REIT	4,924	25,982
Endeavour Group Ltd.	6,305	27,559
Fortescue Metals Group Ltd.	7,987	111,532
Goodman Group, REIT	7,772	91,862
GPT Group, REIT	9,124	26,091
IDP Education Ltd.	928	17,173
IGO Ltd.	3,249	29,775
Insurance Australia Group Ltd.	11,762	38,039
Lendlease Corp. Ltd.	3,300	17,615
Lottery Corp. Ltd. (A)	10,563	32,219
Macquarie Group Ltd.	1,720	195,521
Medibank Pvt Ltd.	13,102	26,315
Mineral Resources Ltd.	766	40,262
Mirvac Group, REIT	17,945	26,024
National Australia Bank Ltd.	14,722	301,306
Newcrest Mining Ltd.	4,183	58,783
Northern Star Resources Ltd.	5,554	41,255
Orica Ltd.	2,103	21,563
Origin Energy Ltd.	8,018	42,144
Pilbara Minerals Ltd. (A)	12,072	30,822
Qantas Airways Ltd. (A)	4,255	17,411
QBE Insurance Group Ltd.	6,998	63,988
Ramsay Health Care Ltd.	863	38,016
REA Group Ltd.	238	17,954
Reece Ltd.	942	9,075
Rio Tinto Ltd.	1,698	134,580
Santos Ltd.	14,626	71,101
Scentre Group, REIT	23,298	45,684
SEEK Ltd.	1,689	24,092
Sonic Healthcare Ltd.	2,152	43,912
South32 Ltd.	21,924	59,708
Stockland, REIT	10,888	26,910
Suncorp Group Ltd.	5,891	48,291
Telstra Group Ltd.	18,146	49,295
Transurban Group	14,430	127,524
Treasury Wine Estates Ltd.	3,372	31,246
Vicinity Ltd., REIT	18,580	25,300
Washington H Soul Pattinson & Co. Ltd.	957	18,023
Wesfarmers Ltd.	5,317	166,198
Westpac Banking Corp.	16,394	260,629
WiseTech Global Ltd.	710	24,533
Woodside Energy Group Ltd.	8,894	214,606
Woolworths Group Ltd.	5,627	128,573

		5,208,964

	Shares	Value
COMMON STOCKS (continued)
Austria - 0.2%
Erste Group Bank AG	1,609	$ 51,498
OMV AG	661	34,034
Verbund AG	326	27,446
voestalpine AG	528	14,006

		126,984

Belgium - 0.9%
Ageas SA	718	31,835
Anheuser-Busch InBev SA	4,069	245,093
D’ieteren Group	115	22,060
Elia Group SA	151	21,466
Groupe Bruxelles Lambert NV	437	34,887
KBC Group NV	1,175	75,567
Sofina SA	70	15,406
Solvay SA	327	33,064
UCB SA	570	44,883
Umicore SA	936	34,387
Warehouses De Pauw CVA, REIT	689	19,692

		578,340

Cayman Islands - 0.1%
Sands China Ltd. (A)	11,200	37,164

Chile - 0.1%
Antofagasta PLC	1,774	33,146

Denmark - 2.9%
AP Moller - Maersk AS, Class A	14	30,976
AP Moller - Maersk AS, Class B	24	53,965
Carlsberg AS, Class B	441	58,607
Chr Hansen Holding AS	470	33,808
Coloplast AS, Class B	546	63,821
Danske Bank AS	3,258	64,393
Demant AS (A)	389	10,782
DSV AS	861	135,902
Genmab AS (A)	306	129,548
Novo Nordisk AS, Class B	7,682	1,037,271
Novozymes AS, B Shares	919	46,553
Orsted AS (B)	882	80,153
Pandora AS	441	30,986
ROCKWOOL AS, B Shares	40	9,403
Tryg AS	1,710	40,702
Vestas Wind Systems AS	4,671	135,891

		1,962,761

Finland - 1.3%
Elisa OYJ	647	34,255
Fortum OYJ	2,003	33,320
Kesko OYJ, B Shares	1,242	27,414
Kone OYJ, Class B	1,543	79,777
Neste OYJ	1,963	90,398
Nokia OYJ	25,412	117,704
Nordea Bank Abp	10,152	108,653
Nordea Bank Abp	5,505	59,105
Orion OYJ, Class B	511	28,028
Sampo OYJ, A Shares	2,209	115,441
Stora Enso OYJ, R Shares	2,544	35,810
UPM-Kymmene OYJ	2,424	90,635
Wartsila OYJ Abp	2,178	18,344

		838,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
France - 11.4%
Accor SA (A)	852	$ 21,296
Aeroports de Paris (A)	142	19,031
Air Liquide SA	2,449	347,091
Airbus SE	2,766	328,715
Alstom SA	1,432	34,980
Amundi SA (B)	311	17,644
Arkema SA	266	23,884
AXA SA	8,637	240,891
BioMerieux	195	20,440
BNP Paribas SA	5,201	296,464
Bollore SE	3,935	21,988
Bouygues SA	1,089	32,687
Bureau Veritas SA	1,294	34,089
Capgemini SE	753	125,703
Carrefour SA	2,819	47,195
Cie de Saint-Gobain	2,323	113,516
Cie Generale des Etablissements Michelin SCA	3,104	86,340
Covivio, REIT	226	13,414
Credit Agricole SA	5,474	57,606
Danone SA	3,011	158,674
Dassault Aviation SA	120	20,321
Dassault Systemes SE	3,113	111,616
Edenred	1,178	64,159
Eiffage SA	382	37,587
Electricite de France SA	2,515	32,306
Engie SA	8,403	120,425
EssilorLuxottica SA	1,362	246,685
Eurazeo SE	189	11,754
Gecina SA, REIT	200	20,371
Getlink SE	1,973	31,627
Hermes International	148	228,926
Ipsen SA	182	19,580
Kering SA	351	178,659
Klepierre SA, REIT (A)	975	22,471
L’Oreal SA	1,130	403,525
La Francaise des Jeux SAEM (B)	510	20,516
Legrand SA	1,224	98,031
LVMH Moet Hennessy Louis Vuitton SE	1,284	934,493
Orange SA	9,228	91,679
Pernod Ricard SA	965	189,811
Publicis Groupe SA	1,066	67,804
Remy Cointreau SA	104	17,545
Renault SA (A)	871	29,160
Safran SA	1,602	200,501
Sanofi	5,283	508,062
Sartorius Stedim Biotech	131	42,419
Schneider Electric SE	2,539	355,280
SEB SA	124	10,387
Societe Generale SA	3,713	93,323
Sodexo SA	400	38,313
Teleperformance	274	65,319
Thales SA	498	63,597
TotalEnergies SE	11,537	724,314
Ubisoft Entertainment SA (A)	453	12,807
Unibail-Rodamco-Westfield, CDI (A)	4,482	11,779
Unibail-Rodamco-Westfield, REIT (A)	298	15,513
Valeo	892	15,946
Veolia Environnement SA	3,015	77,458

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Vinci SA	2,519	$ 251,553
Vivendi SE	3,274	31,240
Wendel SE	119	11,108
Worldline SA (A) (B)	1,089	42,584

		7,612,202

Germany - 7.4%
adidas AG	801	109,288
Allianz SE	1,890	406,451
BASF SE	4,303	213,679
Bayer AG	4,600	237,956
Bayerische Motoren Werke AG	1,552	138,522
Bechtle AG	414	14,651
Beiersdorf AG	469	53,819
Brenntag SE	695	44,429
Carl Zeiss Meditec AG	177	22,338
Commerzbank AG (A)	5,060	47,860
Continental AG	488	29,243
Covestro AG (B)	909	35,565
Daimler Truck Holding AG (A)	2,132	66,058
Delivery Hero SE (A) (B)	789	37,820
Deutsche Bank AG	9,526	107,967
Deutsche Boerse AG	891	153,939
Deutsche Lufthansa AG (A)	2,852	23,706
Deutsche Post AG	4,647	174,999
Deutsche Telekom AG	15,171	302,677
E.ON SE	10,372	103,633
Evonik Industries AG	979	18,795
Fresenius Medical Care AG & Co. KGaA	932	30,498
Fresenius SE & Co. KGaA	1,971	55,384
GEA Group AG	686	28,051
Hannover Rueck SE	284	56,393
HeidelbergCement AG	646	36,844
HelloFresh SE (A)	742	16,306
Henkel AG & Co. KGaA	496	31,989
Infineon Technologies AG	6,107	185,854
Knorr-Bremse AG	313	17,101
LEG Immobilien SE	340	22,150
Mercedes-Benz Group AG	3,758	246,997
Merck KGaA	607	117,542
MTU Aero Engines AG	251	54,328
Muenchener Rueckversicherungs-Gesellschaft AG	657	213,799
Nemetschek SE	252	12,864
Puma SE	501	30,408
Rational AG	21	12,476
Rheinmetall AG	202	40,230
RWE AG	2,945	131,111
SAP SE	4,836	498,981
Scout24 SE (B)	390	19,592
Siemens AG	3,542	491,534
Siemens Healthineers AG (B)	1,317	65,879
Symrise AG	613	66,701
Telefonica Deutschland Holding AG	5,130	12,647
United Internet AG	469	9,484
Volkswagen AG	127	20,073
Vonovia SE	3,264	76,937
Zalando SE (A) (B)	1,043	36,967

		4,982,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hong Kong - 2.9%
AIA Group Ltd.	55,400	$ 616,072
BOC Hong Kong Holdings Ltd.	17,000	57,934
Budweiser Brewing Co. APAC Ltd. (B)	7,500	23,589
CK Asset Holdings Ltd.	9,415	57,958
CK Hutchison Holdings Ltd.	12,500	75,028
CK Infrastructure Holdings Ltd.	3,000	15,701
CLP Holdings Ltd.	7,500	54,721
ESR Group Ltd. (B)	9,000	18,887
Futu Holdings Ltd., ADR (A)	300	12,195
Galaxy Entertainment Group Ltd.	10,000	66,108
Hang Lung Properties Ltd.	9,000	17,595
Hang Seng Bank Ltd.	3,500	58,203
Henderson Land Development Co. Ltd.	6,531	22,801
HK Electric Investments & HK Electric Investments Ltd.	11,500	7,617
HKT Trust & HKT Ltd.	18,000	22,069
Hong Kong & China Gas Co. Ltd.	51,085	48,562
Hong Kong Exchanges & Clearing Ltd.	5,572	240,714
Hongkong Land Holdings Ltd.	5,000	23,000
Jardine Matheson Holdings Ltd.	700	35,630
Link, REIT	9,793	71,891
MTR Corp. Ltd.	7,015	37,163
New World Development Co. Ltd.	7,278	20,513
Power Assets Holdings Ltd.	6,500	35,600
Sino Land Co. Ltd.	17,829	22,294
SITC International Holdings Co. Ltd.	6,000	13,344
Sun Hung Kai Properties Ltd.	6,850	93,727
Swire Pacific Ltd., Class A	2,500	22,004
Swire Properties Ltd.	5,800	14,742
Techtronic Industries Co. Ltd.	6,500	72,533
WH Group Ltd. (B)	36,787	21,397
Wharf Real Estate Investment Co. Ltd.	7,300	42,554
Xinyi Glass Holdings Ltd.	8,000	14,902

		1,957,048

Ireland - 1.1%
AerCap Holdings NV (A)	600	34,992
AIB Group PLC	5,220	20,205
Bank of Ireland Group PLC	5,088	48,473
CRH PLC	3,506	138,898
DCC PLC	470	23,183
Experian PLC	4,318	146,846
Flutter Entertainment PLC (A)	776	106,160
James Hardie Industries PLC	2,096	37,674
Kerry Group PLC, Class A	734	66,188
Kingspan Group PLC	725	39,254
Smurfit Kappa Group PLC	1,145	42,359

		704,232

Israel - 0.7%
Azrieli Group Ltd.	202	13,471
Bank Hapoalim BM	5,703	51,349
Bank Leumi Le-Israel BM	7,182	59,818
Bezeq The Israeli Telecommunication Corp. Ltd.	9,388	16,105
Check Point Software Technologies Ltd. (A)	450	56,772
CyberArk Software Ltd. (A)	200	25,930
Elbit Systems Ltd.	129	20,980
ICL Group Ltd.	3,199	23,114
Israel Discount Bank Ltd., A Shares	5,903	30,990

	Shares	Value
COMMON STOCKS (continued)
Israel (continued)
Mizrahi Tefahot Bank Ltd.	740	$ 23,884
Nice Ltd. (A)	297	57,136
Teva Pharmaceutical Industries Ltd., ADR (A)	5,215	47,561
Tower Semiconductor Ltd. (A)	506	22,087
Wix.com Ltd. (A)	200	15,366
ZIM Integrated Shipping Services Ltd.	400	6,876

		471,439

Italy - 1.9%
Amplifon SpA	566	16,855
Assicurazioni Generali SpA	5,194	92,378
Davide Campari-Milano NV	2,567	26,060
DiaSorin SpA	114	15,913
Enel SpA	38,113	205,214
Eni SpA	11,608	165,089
Ferrari NV	577	123,653
FinecoBank Banca Fineco SpA	2,872	47,714
Infrastrutture Wireless Italiane SpA (B)	1,396	14,068
Intesa Sanpaolo SpA	78,328	174,232
Mediobanca Banca di Credito Finanziario SpA	2,679	25,764
Moncler SpA	925	49,013
Nexi SpA (A) (B)	2,832	22,330
Poste Italiane SpA (B)	2,434	23,778
Prysmian SpA	1,209	44,856
Recordati Industria Chimica e Farmaceutica SpA	490	20,325
Snam SpA	9,074	43,972
Telecom Italia SpA (A)	46,799	10,836
Terna - Rete Elettrica Nazionale	6,565	48,490
UniCredit SpA	9,022	128,176

		1,298,716

Japan - 21.8%
Advantest Corp.	900	58,153
Aeon Co. Ltd.	3,100	65,737
AGC, Inc.	900	30,139
Aisin Corp.	700	18,828
Ajinomoto Co., Inc.	2,100	64,501
ANA Holdings, Inc. (A)	700	14,934
Asahi Group Holdings Ltd.	2,100	65,909
Asahi Intecc Co. Ltd.	1,000	16,489
Asahi Kasei Corp.	5,700	40,887
Astellas Pharma, Inc.	8,400	128,426
Azbil Corp.	600	15,201
Bandai Namco Holdings, Inc.	900	57,015
Bridgestone Corp.	2,600	92,934
Brother Industries Ltd.	1,100	16,822
Canon, Inc.	4,600	100,086
Capcom Co. Ltd.	800	25,663
Central Japan Railway Co.	700	86,433
Chiba Bank Ltd.	2,500	18,325
Chubu Electric Power Co., Inc.	3,100	32,172
Chugai Pharmaceutical Co. Ltd.	3,100	79,555
Concordia Financial Group Ltd.	4,900	20,535
CyberAgent, Inc.	2,100	18,689
Dai Nippon Printing Co. Ltd.	1,100	22,211
Dai-ichi Life Holdings, Inc.	4,600	104,941
Daifuku Co. Ltd.	500	23,545
Daiichi Sankyo Co. Ltd.	8,200	265,544
Daikin Industries Ltd.	1,200	184,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daito Trust Construction Co. Ltd.	300	$ 30,951
Daiwa House Industry Co. Ltd.	2,700	62,521
Daiwa House Investment Corp., REIT	10	22,356
Daiwa Securities Group, Inc.	6,300	27,986
Denso Corp.	2,000	99,604
Dentsu Group, Inc.	1,000	31,583
Disco Corp.	100	28,764
East Japan Railway Co.	1,400	80,219
Eisai Co. Ltd.	1,200	79,585
ENEOS Holdings, Inc.	14,500	49,497
FANUC Corp.	900	136,022
Fast Retailing Co. Ltd.	300	184,083
Fuji Electric Co. Ltd.	600	22,996
FUJIFILM Holdings Corp.	1,700	85,816
Fujitsu Ltd.	900	120,798
GLP J-REIT	19	21,904
GMO Payment Gateway, Inc.	200	16,641
Hakuhodo DY Holdings, Inc.	1,100	11,148
Hamamatsu Photonics KK	700	33,709
Hankyu Hanshin Holdings, Inc.	1,000	29,869
Hikari Tsushin, Inc.	100	14,188
Hirose Electric Co. Ltd.	100	12,649
Hitachi Construction Machinery Co. Ltd.	500	11,273
Hitachi Ltd.	4,500	229,423
Honda Motor Co. Ltd.	7,600	175,581
Hoshizaki Corp.	500	17,735
Hoya Corp.	1,700	164,573
Hulic Co. Ltd.	1,600	12,679
Ibiden Co. Ltd.	500	18,230
Idemitsu Kosan Co. Ltd.	900	21,053
Iida Group Holdings Co. Ltd.	700	10,673
Inpex Corp.	4,900	52,121
Isuzu Motors Ltd.	2,700	31,826
Ito En Ltd.	200	7,300
ITOCHU Corp.	5,500	173,750
Itochu Techno-Solutions Corp.	400	9,357
Japan Airlines Co. Ltd. (A)	700	14,374
Japan Exchange Group, Inc.	2,300	33,254
Japan Metropolitan Fund Investment Corp., REIT	30	23,933
Japan Post Bank Co. Ltd.	2,000	17,190
Japan Post Holdings Co. Ltd.	11,200	94,685
Japan Post Insurance Co. Ltd.	1,000	17,685
Japan Real Estate Investment Corp., REIT	6	26,379
Japan Tobacco, Inc.	5,500	111,517
JFE Holdings, Inc.	2,200	25,748
JSR Corp.	900	17,748
Kajima Corp.	2,100	24,578
Kakaku.com, Inc.	600	9,656
Kansai Electric Power Co., Inc.	3,400	33,135
Kao Corp.	2,200	88,091
KDDI Corp.	7,400	224,526
Keio Corp.	500	18,440
Keisei Electric Railway Co. Ltd.	600	17,167
Keyence Corp.	900	352,621
Kikkoman Corp.	700	37,016
Kintetsu Group Holdings Co. Ltd.	800	26,547
Kirin Holdings Co. Ltd.	3,700	56,695
Kobayashi Pharmaceutical Co. Ltd.	200	13,761

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kobe Bussan Co. Ltd.	700	$ 20,215
Koei Tecmo Holdings Co. Ltd.	520	9,478
Koito Manufacturing Co. Ltd.	1,000	15,140
Komatsu Ltd.	4,300	94,230
Konami Group Corp.	400	18,196
Kose Corp.	100	10,988
Kubota Corp.	4,700	65,071
Kurita Water Industries Ltd.	500	20,802
Kyocera Corp.	1,500	74,886
Kyowa Kirin Co. Ltd.	1,300	29,915
Lasertec Corp.	400	66,276
Lixil Corp.	1,300	19,821
M3, Inc.	2,000	54,526
Makita Corp.	1,000	23,468
Marubeni Corp.	7,300	84,269
Mazda Motor Corp.	2,700	20,676
McDonald’s Holdings Co. Japan Ltd.	400	15,224
MEIJI Holdings Co. Ltd.	500	25,678
Minebea Mitsumi, Inc.	1,700	25,531
MISUMI Group, Inc.	1,300	28,518
Mitsubishi Chemical Group Corp.	6,100	31,825
Mitsubishi Corp.	5,900	192,546
Mitsubishi Electric Corp.	8,800	88,074
Mitsubishi Estate Co. Ltd.	5,500	71,705
Mitsubishi HC Capital, Inc.	2,900	14,341
Mitsubishi Heavy Industries Ltd.	1,500	59,822
Mitsubishi UFJ Financial Group, Inc.	55,300	374,594
Mitsui & Co. Ltd.	6,700	196,701
Mitsui Chemicals, Inc.	900	20,402
Mitsui Fudosan Co. Ltd.	4,200	77,350
Mitsui OSK Lines Ltd.	1,600	40,110
Mizuho Financial Group, Inc.	11,100	156,977
MonotaRO Co. Ltd.	1,200	16,980
MS&AD Insurance Group Holdings, Inc.	2,100	67,589
Murata Manufacturing Co. Ltd.	2,700	135,535
NEC Corp.	1,100	38,849
Nexon Co. Ltd.	2,300	51,909
NGK Insulators Ltd.	1,200	15,343
Nidec Corp.	2,100	109,432
Nihon M&A Center Holdings, Inc.	1,400	17,377
Nintendo Co. Ltd.	5,100	214,974
Nippon Building Fund, Inc., REIT	7	31,362
Nippon Express Holdings, Inc.	400	22,981
Nippon Paint Holdings Co. Ltd.	3,700	29,292
Nippon Prologis, Inc., REIT	10	23,507
Nippon Sanso Holdings Corp.	700	10,219
Nippon Shinyaku Co. Ltd.	200	11,399
Nippon Steel Corp.	3,700	64,617
Nippon Telegraph & Telephone Corp.	5,500	157,658
Nippon Yusen KK	2,200	52,133
Nissan Chemical Corp.	600	26,425
Nissan Motor Co. Ltd.	11,100	35,362
Nisshin Seifun Group, Inc.	1,000	12,595
Nissin Foods Holdings Co. Ltd.	300	23,819
Nitori Holdings Co. Ltd.	400	51,966
Nitto Denko Corp.	700	40,803
Nomura Holdings, Inc.	13,900	51,749
Nomura Real Estate Holdings, Inc.	600	12,938

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nomura Real Estate Master Fund, Inc., REIT	20	$ 24,840
Nomura Research Institute Ltd.	1,600	37,976
NTT Data Corp.	3,000	44,163
Obayashi Corp.	2,900	22,053
OBIC Co. Ltd.	300	44,369
Odakyu Electric Railway Co. Ltd.	1,300	16,948
Oji Holdings Corp.	3,800	15,375
Olympus Corp.	5,700	102,152
Omron Corp.	900	43,923
Ono Pharmaceutical Co. Ltd.	1,700	39,935
Open House Group Co. Ltd.	400	14,691
Oracle Corp.	200	12,984
Oriental Land Co. Ltd.	900	131,393
ORIX Corp.	5,500	88,782
Osaka Gas Co. Ltd.	1,800	29,214
Otsuka Corp.	500	15,830
Otsuka Holdings Co. Ltd.	1,800	59,044
Pan Pacific International Holdings Corp.	1,700	31,775
Panasonic Holdings Corp.	10,300	87,154
Persol Holdings Co. Ltd.	800	17,239
Rakuten Group, Inc.	4,000	18,165
Recruit Holdings Co. Ltd.	6,600	210,059
Renesas Electronics Corp. (A)	5,300	47,795
Resona Holdings, Inc.	10,300	56,758
Ricoh Co. Ltd.	2,700	20,717
Rohm Co. Ltd.	400	29,046
SBI Holdings, Inc.	1,200	23,014
SCSK Corp.	600	9,148
Secom Co. Ltd.	1,000	57,475
Seiko Epson Corp.	1,200	17,610
Sekisui Chemical Co. Ltd.	1,700	23,899
Sekisui House Ltd.	2,900	51,563
Seven & i Holdings Co. Ltd.	3,500	150,945
SG Holdings Co. Ltd.	1,400	19,521
Sharp Corp.	1,000	7,201
Shimadzu Corp.	1,100	31,389
Shimano, Inc.	300	47,821
Shimizu Corp.	2,300	12,338
Shin-Etsu Chemical Co. Ltd.	1,800	222,531
Shionogi & Co. Ltd.	1,200	60,219
Shiseido Co. Ltd.	1,900	93,683
Shizuoka Financial Group, Inc.	2,000	16,077
SMC Corp.	300	127,050
SoftBank Corp.	13,200	149,662
SoftBank Group Corp.	5,600	240,829
Sompo Holdings, Inc.	1,400	62,511
Sony Group Corp.	5,800	443,485
Square Enix Holdings Co. Ltd.	400	18,683
Subaru Corp.	2,900	44,802
SUMCO Corp.	1,700	22,759
Sumitomo Chemical Co. Ltd.	6,500	23,476
Sumitomo Corp.	5,300	88,683
Sumitomo Electric Industries Ltd.	3,200	36,684
Sumitomo Metal Mining Co. Ltd.	1,100	39,150
Sumitomo Mitsui Financial Group, Inc.	6,100	246,157
Sumitomo Mitsui Trust Holdings, Inc.	1,600	55,934
Sumitomo Realty & Development Co. Ltd.	1,400	33,293
Suntory Beverage & Food Ltd.	600	20,573

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Suzuki Motor Corp.	1,700	$ 55,324
Sysmex Corp.	800	48,753
T&D Holdings, Inc.	2,500	36,231
Taisei Corp.	800	25,907
Takeda Pharmaceutical Co. Ltd.	6,900	216,138
TDK Corp.	1,800	59,456
Terumo Corp.	3,000	85,629
TIS, Inc.	1,000	26,516
Tobu Railway Co. Ltd.	900	21,122
Toho Co. Ltd.	500	19,354
Tokio Marine Holdings, Inc.	8,500	183,128
Tokyo Electric Power Co. Holdings, Inc. (A)	7,400	26,839
Tokyo Electron Ltd.	700	207,376
Tokyo Gas Co. Ltd.	1,800	35,454
Tokyu Corp.	2,400	30,411
Toppan, Inc.	1,200	17,867
Toray Industries, Inc.	6,600	37,043
Toshiba Corp.	1,800	63,132
Tosoh Corp.	1,100	13,159
TOTO Ltd.	700	24,002
Toyota Industries Corp.	700	38,616
Toyota Motor Corp.	49,200	679,480
Toyota Tsusho Corp.	1,000	37,222
Trend Micro, Inc.	600	28,071
Unicharm Corp.	1,900	73,371
USS Co. Ltd.	1,100	17,559
Welcia Holdings Co. Ltd.	400	9,372
West Japan Railway Co.	1,000	43,653
Yakult Honsha Co. Ltd.	600	39,134
Yamaha Corp.	600	22,493
Yamaha Motor Co. Ltd.	1,400	32,109
Yamato Holdings Co. Ltd.	1,400	22,263
Yaskawa Electric Corp.	1,100	35,412
Yokogawa Electric Corp.	1,000	16,039
Z Holdings Corp.	12,000	30,357
ZOZO, Inc.	600	14,904

		14,599,192

Jordan - 0.0% (C)
Hikma Pharmaceuticals PLC	787	14,766

Luxembourg - 0.2%
ArcelorMittal SA	2,408	63,345
Aroundtown SA	4,886	11,418
Eurofins Scientific SE	637	45,727
Tenaris SA	2,128	37,096

		157,586

Netherlands - 4.5%
ABN AMRO Bank NV (B)	1,985	27,464
Adyen NV (A) (B)	100	137,917
Akzo Nobel NV	841	56,319
Argenx SE (A)	251	93,582
ASM International NV	220	55,495
ASML Holding NV	1,886	1,017,106
Euronext NV (B)	420	31,094
EXOR NV (A)	515	37,652
Heineken Holding NV	470	36,249
Heineken NV	1,219	114,673
IMCD NV	258	36,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
ING Groep NV	17,354	$ 211,550
JDE Peet’s NV	433	12,524
Just Eat Takeaway.com NV (A) (B)	812	17,167
Koninklijke Ahold Delhaize NV	4,907	140,982
Koninklijke DSM NV	806	98,616
Koninklijke KPN NV	15,878	49,120
Koninklijke Philips NV	4,123	61,806
NN Group NV	1,302	53,185
OCI NV	488	17,458
Prosus NV (A)	3,885	268,028
QIAGEN NV (A)	1,071	53,895
Randstad NV	545	33,230
Stellantis NV	10,298	146,242
Universal Music Group NV	3,310	79,757
Wolters Kluwer NV	1,202	125,786

		3,013,670

New Zealand - 0.2%
Auckland International Airport Ltd. (A)	5,679	28,160
Fisher & Paykel Healthcare Corp. Ltd.	2,612	37,479
Mercury Ltd.	2,985	10,537
Meridian Energy Ltd.	5,854	19,476
Spark New Zealand Ltd.	8,933	30,626
Xero Ltd. (A)	644	30,811

		157,089

Norway - 0.8%
Adevinta ASA (A)	1,201	8,042
Aker BP ASA	1,474	45,754
DNB Bank ASA	4,334	86,023
Equinor ASA	4,376	157,141
Gjensidige Forsikring ASA	914	17,931
Kongsberg Gruppen ASA	414	17,563
Mowi ASA	1,844	31,471
Norsk Hydro ASA	6,234	46,656
Orkla ASA	3,419	24,757
Salmar ASA	273	10,723
Telenor ASA	3,131	29,275
Yara International ASA	788	34,635

		509,971

Portugal - 0.2%
EDP - Energias de Portugal SA	13,043	65,006
Galp Energia SGPS SA	2,409	32,518
Jeronimo Martins SGPS SA	1,353	29,227

		126,751

Singapore - 1.5%
CapitaLand Ascendas, REIT	15,303	31,305
CapitaLand Integrated Commercial Trust, REIT	25,152	38,308
Capitaland Investment Ltd.	11,894	32,856
City Developments Ltd.	1,800	11,060
DBS Group Holdings Ltd.	8,446	213,893
Genting Singapore Ltd.	26,500	18,895
Grab Holdings Ltd., Class A (A)	6,100	19,642
Jardine Cycle & Carriage Ltd.	500	10,676
Keppel Corp. Ltd.	6,900	37,400
Mapletree Logistics Trust, REIT	14,943	17,739
Mapletree Pan Asia Commercial Trust, REIT	10,200	12,718
Oversea-Chinese Banking Corp. Ltd.	15,560	141,497
Sea Ltd., ADR (A)	1,700	88,451

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
Singapore Airlines Ltd.	6,300	$ 26,011
Singapore Exchange Ltd.	4,100	27,397
Singapore Technologies Engineering Ltd.	7,100	17,758
Singapore Telecommunications Ltd.	37,700	72,338
United Overseas Bank Ltd.	5,500	126,064
UOL Group Ltd.	2,300	11,539
Venture Corp. Ltd.	1,300	16,558
Wilmar International Ltd.	8,900	27,709

		999,814

Spain - 2.4%
Acciona SA	114	20,977
ACS Actividades de Construccion y Servicios SA	937	26,851
Aena SME SA (A) (B)	348	43,696
Amadeus IT Group SA (A)	2,081	108,150
Banco Bilbao Vizcaya Argentaria SA	28,452	171,591
Banco Santander SA	78,640	235,915
CaixaBank SA	20,874	82,049
Cellnex Telecom SA (B)	2,473	81,852
Corp. ACCIONA Energias Renovables SA	325	12,573
EDP Renovaveis SA	1,371	30,203
Enagas SA	1,192	19,809
Endesa SA	1,357	25,617
Ferrovial SA	2,263	59,277
Grifols SA (A)	1,427	16,451
Iberdrola SA	28,289	330,982
Industria de Diseno Textil SA	5,012	133,323
Naturgy Energy Group SA	674	17,539
Red Electrica Corp. SA	1,893	32,949
Repsol SA	6,291	100,003
Telefonica SA	24,046	87,130

		1,636,937

Sweden - 3.0%
Alfa Laval AB	1,334	38,493
Assa Abloy AB, B Shares	4,602	98,657
Atlas Copco AB, A Shares	12,599	148,631
Atlas Copco AB, B Shares	7,336	78,107
Boliden AB	1,286	48,218
Electrolux AB, B Shares	1,026	13,842
Embracer Group AB (A)	3,069	13,908
Epiroc AB, Class A	3,127	56,892
Epiroc AB, Class B	1,856	29,819
EQT AB	1,398	29,555
Essity AB, Class B	2,860	74,907
Evolution AB (B)	862	83,880
Fastighets AB Balder, B Shares (A)	2,826	13,140
Getinge AB, B Shares	1,011	20,957
H&M Hennes & Mauritz AB, B Shares	3,450	37,109
Hexagon AB, B Shares	9,020	94,221
Holmen AB, B Shares	435	17,254
Husqvarna AB, B Shares	1,919	13,447
Industrivarden AB, A Shares	602	14,625
Industrivarden AB, C Shares	687	16,657
Indutrade AB	1,266	25,612
Investment AB Latour, B Shares	680	12,844
Investor AB, A Shares	2,357	43,786
Investor AB, B Shares	8,545	154,410
Kinnevik AB, Class B (A)	1,153	15,823

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
L E Lundbergforetagen AB, B Shares	350	$ 14,896
Lifco AB, B Shares	1,018	16,990
Nibe Industrier AB, B Shares	7,162	66,645
Sagax AB, B Shares	915	20,738
Sandvik AB	4,910	88,649
Securitas AB, B Shares	2,306	19,217
Skandinaviska Enskilda Banken AB, Class A	7,540	86,673
Skanska AB, B Shares	1,530	24,193
SKF AB, B Shares	1,700	25,928
Svenska Cellulosa AB SCA, Class B	2,751	34,787
Svenska Handelsbanken AB, A Shares	6,665	67,130
Swedbank AB, A Shares	4,125	70,088
Swedish Orphan Biovitrum AB (A)	783	16,185
Tele2 AB, B Shares	2,708	22,085
Telefonaktiebolaget LM Ericsson, B Shares	13,681	79,845
Telia Co. AB	12,167	31,085
Volvo AB, A Shares	846	16,061
Volvo AB, B Shares	7,095	128,154
Volvo Car AB, B Shares (A)	2,762	12,541

		2,036,684

Switzerland - 10.8%
ABB Ltd.	7,362	223,412
Adecco Group AG	745	24,542
Alcon, Inc.	2,282	155,926
Bachem Holding AG, Class B	135	11,658
Baloise Holding AG	218	33,644
Banque Cantonale Vaudoise	148	14,205
Barry Callebaut AG	16	31,649
BKW AG	104	14,228
Chocoladefabriken Lindt & Spruengli AG	6	153,734
Cie Financiere Richemont SA, Class A	2,406	311,988
Clariant AG (A)	978	15,495
Coca-Cola HBC AG (A)	901	21,491
Credit Suisse Group AG	15,621	46,695
EMS-Chemie Holding AG	32	21,664
Geberit AG	166	78,184
Givaudan SA	42	128,682
Glencore PLC	45,410	303,259
Holcim AG (A)	2,569	133,027
Julius Baer Group Ltd.	1,007	58,657
Kuehne & Nagel International AG	247	57,486
Logitech International SA	800	49,368
Lonza Group AG	343	168,078
Nestle SA	12,646	1,465,303
Novartis AG	10,037	907,363
Partners Group Holding AG	104	91,870
Roche Holding AG	3,384	1,072,267
Schindler Holding AG	277	51,374
SGS SA	30	69,756
Siemens Energy AG (A)	2,076	39,056
SIG Group AG (A)	1,433	31,305
Sika AG	672	161,123
Sonova Holding AG	245	58,107
STMicroelectronics NV	3,200	113,022
Straumann Holding AG	527	60,186
Swatch Group AG	407	52,530
Swiss Life Holding AG	142	73,223
Swiss Prime Site AG	357	30,945

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swiss Re AG	1,381	$ 129,161
Swisscom AG	120	65,746
Temenos AG	304	16,682
UBS Group AG	15,675	291,665
VAT Group AG (B)	119	32,535
Zurich Insurance Group AG	695	332,449

		7,202,740

United Kingdom - 14.5%
3i Group PLC	4,515	73,225
abrdn PLC	9,429	21,573
Admiral Group PLC	870	22,477
Anglo American PLC	5,952	232,888
Ashtead Group PLC	2,023	115,437
Associated British Foods PLC	1,691	32,219
AstraZeneca PLC	7,190	975,108
Auto Trader Group PLC (B)	4,188	26,105
AVEVA Group PLC	593	23,034
Aviva PLC	12,658	67,761
BAE Systems PLC	14,457	149,610
Barclays PLC	73,689	141,220
Barratt Developments PLC	4,845	23,242
Berkeley Group Holdings PLC	513	23,400
BP PLC	87,138	500,286
British American Tobacco PLC	9,999	396,677
British Land Co. PLC, REIT	3,992	19,068
BT Group PLC	32,207	43,629
Bunzl PLC	1,506	50,233
Burberry Group PLC	1,909	46,850
CNH Industrial NV	4,787	76,684
Coca-Cola Europacific Partners PLC	947	52,388
Compass Group PLC	8,200	190,089
Croda International PLC	642	51,257
Diageo PLC	10,541	465,139
Entain PLC	2,728	43,583
GSK PLC	19,037	330,861
Haleon PLC (A)	23,489	92,958
Halma PLC	1,791	42,742
Hargreaves Lansdown PLC	1,536	15,899
HSBC Holdings PLC	92,517	576,802
Imperial Brands PLC	4,149	103,880
Informa PLC	6,780	50,787
InterContinental Hotels Group PLC	849	48,692
Intertek Group PLC	723	35,260
J Sainsbury PLC	7,773	20,458
JD Sports Fashion PLC	11,175	17,043
Johnson Matthey PLC	810	20,829
Kingfisher PLC	9,457	26,993
Land Securities Group PLC, REIT	3,220	24,190
Legal & General Group PLC	27,800	83,854
Lloyds Banking Group PLC	321,072	176,263
London Stock Exchange Group PLC	1,512	130,441
M&G PLC	11,649	26,455
Melrose Industries PLC	17,586	28,596
Mondi PLC	2,203	37,539
National Grid PLC	16,900	203,781
NatWest Group PLC	25,039	80,278
Next PLC	595	41,764
Ocado Group PLC (A)	2,724	20,312

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Pearson PLC	3,073	$ 34,892
Persimmon PLC	1,443	21,231
Phoenix Group Holdings PLC	3,708	27,282
Prudential PLC	12,946	176,466
Reckitt Benckiser Group PLC	3,352	233,175
RELX PLC	8,989	248,643
Rentokil Initial PLC	11,731	72,046
Rio Tinto PLC	5,262	368,839
Rolls-Royce Holdings PLC (A)	39,559	44,573
Sage Group PLC	4,596	41,428
Schroders PLC	3,241	17,083
Segro PLC, REIT	5,626	51,937
Severn Trent PLC	1,166	37,369
Shell PLC	33,706	947,819
Smith & Nephew PLC	4,141	55,544
Smiths Group PLC	1,756	33,935
Spirax-Sarco Engineering PLC	340	43,632
SSE PLC	4,904	101,499
St. James’s Place PLC	2,543	33,664
Standard Chartered PLC	11,872	89,331
Taylor Wimpey PLC	16,290	20,019
Tesco PLC	34,863	94,495
Unilever PLC	11,795	596,335
United Utilities Group PLC	3,186	38,186
Vodafone Group PLC	123,174	125,443
Whitbread PLC	897	27,870

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
WPP PLC	5,321	$ 52,762

		9,735,357

Total Common Stocks (Cost $65,750,266)		66,002,952

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG, 7.32% (D)	261	22,225
Dr. Ing. h.c. F. Porsche AG, 0.00% (A)	532	53,958
Henkel AG & Co. KGaA, 2.84% (D)	800	55,681
Porsche Automobil Holding SE, 5.00% (D)	712	39,053
Sartorius AG, 0.34% (D)	111	43,892
Volkswagen AG, 22.88% (D)	869	108,296

Total Preferred Stocks (Cost $392,786)		323,105

Total Investments (Cost $66,143,052)		66,326,057
Net Other Assets (Liabilities) - 0.9%		591,020

Net Assets - 100.0%		$66,917,077

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	6	03/17/2023	$593,357	$584,820	$—	$(8,537)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.8%	$6,480,003
Pharmaceuticals	9.5	6,331,333
Insurance	5.4	3,598,576
Oil, Gas & Consumable Fuels	4.9	3,244,321
Metals & Mining	3.8	2,503,178
Food Products	3.4	2,239,091
Textiles, Apparel & Luxury Goods	3.3	2,219,826
Chemicals	3.0	2,018,092
Automobiles	3.0	2,015,880
Machinery	2.9	1,905,776
Semiconductors & Semiconductor Equipment	2.8	1,853,733
Capital Markets	2.7	1,775,130
Beverages	2.2	1,432,368
Personal Products	2.0	1,353,160
Electric Utilities	2.0	1,298,119
Diversified Telecommunication Services	1.8	1,211,574
Health Care Equipment & Supplies	1.7	1,153,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Electrical Equipment	1.7%		$1,117,028
Industrial Conglomerates	1.7		1,098,601
Professional Services	1.6		1,028,146
Trading Companies & Distributors	1.5		965,653
Electronic Equipment, Instruments & Components	1.4		947,159
Software	1.4		940,842
Hotels, Restaurants & Leisure	1.4		940,312
IT Services	1.4		939,620
Real Estate Management & Development	1.4		919,381
Aerospace & Defense	1.4		917,946
Food & Staples Retailing	1.3		868,778
Equity Real Estate Investment Trusts	1.2		812,530
Wireless Telecommunication Services	1.1		762,545
Household Durables	1.1		750,787
Biotechnology	1.1		704,133
Building Products	1.0		679,223
Multi-Utilities	1.0		636,408
Tobacco	0.9		612,074
Entertainment	0.9		575,168
Construction & Engineering	0.8		517,024
Diversified Financial Services	0.8		500,582
Specialty Retail	0.7		482,264
Household Products	0.7		469,123
Road & Rail	0.7		450,729
Internet & Direct Marketing Retail	0.6		412,693
Auto Components	0.6		394,719
Commercial Services & Supplies	0.5		355,253
Air Freight & Logistics	0.5		352,685
Construction Materials	0.5		346,443
Life Sciences Tools & Services	0.5		310,119
Media	0.5		298,905
Technology Hardware, Storage & Peripherals	0.4		290,419
Marine	0.4		254,890
Transportation Infrastructure	0.4		250,038
Multiline Retail	0.4		239,737
Gas Utilities	0.4		234,550
Paper & Forest Products	0.3		231,400
Communications Equipment	0.3		197,549
Health Care Providers & Services	0.3		184,665
Interactive Media & Services	0.2		135,798
Leisure Products	0.2		127,329
Airlines	0.1		96,436
Water Utilities	0.1		75,555
Containers & Packaging	0.1		73,664
Independent Power & Renewable Electricity Producers	0.1		62,252
Health Care Technology	0.1		54,526
Energy Equipment & Services	0.1		37,096
Distributors	0.0(C	)	22,060
Diversified Consumer Services	0.0(C	)	17,173

Investments	100.0		66,326,057

Total Investments	100.0%		$66,326,057

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$360,173	$65,642,779	$—	$66,002,952
Preferred Stocks	—	323,105	—	323,105

Total Investments	$360,173	$65,965,884	$—	$66,326,057

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(8,537)	$—	$—	$(8,537)

Total Other Financial Instruments	$(8,537)	$—	$—	$(8,537)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $962,479, representing 1.4% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $66,143,052)	$66,326,057
Cash	145,810
Cash collateral pledged at broker for:
Futures contracts	31,024
Foreign currency, at value (cost $61,100)	61,478
Receivables and other assets:
Investments sold	225,738
Dividends	65,773
Tax reclaims	187,109
Due from investment manager	4,937
Other assets	150

Total assets	67,048,076

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	48,641
Distribution and service fees	12,788
Transfer agent costs	73
Trustees, CCO and deferred compensation fees	225
Audit and tax fees	16,032
Custody fees	40,226
Legal fees	363
Printing and shareholder reports fees	830
Other accrued expenses	6,227
Variation margin payable on futures contracts	5,594

Total liabilities	130,999

Net assets	$66,917,077

Net assets consist of:
Capital stock ($0.01 par value)	$61,212
Additional paid-in capital	66,407,806
Total distributable earnings (accumulated losses)	448,059

Net assets	$66,917,077

Net assets by class:
Initial Class	$7,306,949
Service Class	59,610,128

Shares outstanding:
Initial Class	665,272
Service Class	5,455,892

Net asset value and offering price per share:
Initial Class	$10.98
Service Class	10.93

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$2,242,177
Interest income	585
Non-cash dividend income	158,105
Withholding taxes on foreign income	(208,177)

Total investment income	2,192,690

Expenses:
Investment management fees	75,315
Distribution and service fees:
Service Class	152,503
Transfer agency costs
Initial Class	78
Service Class	637
Trustees, CCO and deferred compensation fees	2,892
Audit and tax fees	84,018
Custody fees	155,610
Legal fees	4,305
Printing and shareholder reports fees	853
Other	20,262

Total expenses before waiver and/or reimbursement and recapture	496,473

Expenses waived and/or reimbursed:
Initial Class	(24,890)
Service Class	(202,553)
Recapture of previously waived and/or reimbursed fees:
Initial Class	877
Service Class	6,392

Net expenses	276,299

Net investment income (loss)	1,916,391

Net realized gain (loss) on:
Investments	(343,157)
Futures contracts	(218,136)
Foreign currency transactions	(48,811)

Net realized gain (loss)	(610,104)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,868,124)
Futures contracts	(32,337)
Translation of assets and liabilities denominated in foreign currencies	(3,993)

Net change in unrealized appreciation (depreciation)	(12,904,454)

Net realized and change in unrealized gain (loss)	(13,514,558)

Net increase (decrease) in net assets resulting from operations	$(11,598,167)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$1,916,391	$1,792,832
Net realized gain (loss)	(610,104)	81,754
Net change in unrealized appreciation (depreciation)	(12,904,454)	5,497,449

Net increase (decrease) in net assets resulting from operations	(11,598,167)	7,372,035

Dividends and/or distributions to shareholders:
Initial Class	(239,445)	(125,097)
Service Class	(1,781,368)	(976,863)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,020,813)	(1,101,960)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,737,524	1,774,940
Service Class	5,491,344	11,043,544

	7,228,868	12,818,484

Dividends and/or distributions reinvested:
Initial Class	239,445	125,097
Service Class	1,781,368	976,863

	2,020,813	1,101,960

Cost of shares redeemed:
Initial Class	(1,539,833)	(772,545)
Service Class	(5,878,359)	(6,395,820)

	(7,418,192)	(7,168,365)

Net increase (decrease) in net assets resulting from capital share transactions	1,831,489	6,752,079

Net increase (decrease) in net assets	(11,787,491)	13,022,154

Net assets:
Beginning of year	78,704,568	65,682,414

End of year	$66,917,077	$78,704,568

Capital share transactions - shares:
Shares issued:
Initial Class	150,051	139,063
Service Class	473,675	857,774

	623,726	996,837

Shares reinvested:
Initial Class	22,696	9,448
Service Class	169,654	74,117

	192,350	83,565

Shares redeemed:
Initial Class	(133,059)	(59,523)
Service Class	(531,214)	(502,200)

	(664,273)	(561,723)

Net increase (decrease) in shares outstanding:
Initial Class	39,688	88,988
Service Class	112,115	429,691

	151,803	518,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$13.25	$12.10	$11.40	$9.53	$11.61

Investment operations:
Net investment income (loss) (B)	0.34	0.35	0.24	0.30	0.19
Net realized and unrealized gain (loss)	(2.25)	1.01	0.65	1.72	(2.21)

Total investment operations	(1.91)	1.36	0.89	2.02	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.21)	(0.18)	(0.15)	(0.04)
Net realized gains	—	—	(0.01)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.36)	(0.21)	(0.19)	(0.15)	(0.06)

Net asset value, end of period/year	$10.98	$13.25	$12.10	$11.40	$9.53

Total return	(14.28)%	11.26%	8.12%	21.32%	(17.43	)% (C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,307	$8,288	$6,492	$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.34%	0.57%	0.59%	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18%	0.18%	0.18	%(D)
Net investment income (loss) to average net assets	3.04%	2.67%	2.29%	2.85%	1.94	%(D)
Portfolio turnover rate	4%	3%	3%	5%	2%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.18	$12.04	$11.37	$9.51	$11.15

Investment operations:
Net investment income (loss) (A)	0.31	0.31	0.21	0.28	0.26
Net realized and unrealized gain (loss)	(2.23)	1.02	0.64	1.71	(1.84)

Total investment operations	(1.92)	1.33	0.85	1.99	(1.58)

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.19)	(0.17)	(0.13)	(0.04)
Net realized gains	—	—	(0.01)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.33)	(0.19)	(0.18)	(0.13)	(0.06)

Net asset value, end of year	$10.93	$13.18	$12.04	$11.37	$9.51

Total return	(14.45)%	10.95%	7.81%	21.10%	(14.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$59,610	$70,417	$59,190	$42,262	$18,533
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.59%	0.82%	0.84%	2.20%
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income (loss) to average net assets	2.77%	2.41%	2.01%	2.62%	2.45%
Portfolio turnover rate	4%	3%	3%	5%	2%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(8,537)	$—	$—	$(8,537)
Total	$—	$—	$(8,537)	$—	$—	$(8,537)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(218,136)	$—	$—	$(218,136)
Total	$—	$—	$(218,136)	$—	$—	$(218,136)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(32,337)	$—	$—	$(32,337)
Total	$—	$—	$(32,337)	$—	$—	$(32,337)

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$1,069,205

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Index fund risk: While the Portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2023
Service Class	0.43	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM are as follows:

	Amounts Available
Class	2020	2021	2022	Total
Initial Class	$22,889	$12,023	$24,890	$59,802
Service Class	213,382	105,815	202,553	521,750

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 5,052,809	$ —	$ 2,892,939	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, passive foreign investment companies and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 66,554,111	$ 7,172,804	$ (7,400,301)	$ (227,497)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 282,322	$ 765,320

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,020,813	$ —	$ —	$ 1,101,960	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,726,411	$ —	$ (1,047,642)	$ —	$ —	$ (230,710)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica MSCI EAFE Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica MSCI EAFE Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica MSCI EAFE Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,124,531	$ 205,296

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

From a macro and markets perspective, the fiscal year ended 2022 was a year of significant monetary tightening. A myriad of macro headwinds took hold in the first quarter of the year that rattled the markets off the course to normalization and remained a concern for the rest of the year. The COVID-19 omicron variant was a mere bug bite in comparison to the stinging inflation story, a hawkish U.S. Federal Reserve (“Fed”) and the outbreak of the Russia-Ukraine war. These events not only threw markets into the most volatile quarter since the start of the COVID-19 pandemic, but also further exacerbated supply chain bottlenecks. While the Fed formally embarked on its tightening cycle by increasing the federal funds rate by 0.25% at the start of the year, it was the more hawkish tone that initially spooked markets.

The second quarter brought the continuation of inflation, aggressive Fed action, choked supply chains and the ongoing war in Ukraine, which all weighed on the already weary consumers, whose confidence was clearly waning. First quarter headline gross domestic product showed significant changes in its underlying parts, raising concerns about the path of growth in the second half of the year. Consumer confidence continued to weaken in the second quarter as high inflation ate into real purchasing power.

The market spent much of the third quarter focused on persistently high inflation and the Fed’s efforts to tame it. The Fed again raised the federal funds rate by 0.75% at its September meeting, bringing the target range to 3.00% to 3.25%. Meanwhile, on the inflation front, the August Consumer Price Index (“CPI”) reading showed both the headline and the core CPI readings came in hotter-than-expected. August’s Core Personal Consumption Expenditures Index also reflected higher-than-expected inflation. These broad underlying price pressures indicated the Fed would continue on its hawkish path.

Market volatility persisted into the fourth quarter. The November Purchasing Managers Index fell to its lowest reading since May 2020 and below its neutral rate of 50, indicating the manufacturing sector had entered contractionary territory as higher borrowing costs started to weigh on demand for goods. While the economy showed signs of cooling, strong consumer demand coupled with a tight labor market indicated the Fed may need to keep interest rates higher for longer. It did, announcing another 0.50% rate increase at its December meeting, bringing rates to their highest level in 15 years.

J.P. Morgan Investment Management Inc.

The S&P 500® Index (“S&P 500®” or “Index”) faced its worst year since 2008, returning -18.11% for the year ended December 31, 2022. Communication services and consumer discretionary were the worst performing sectors in 2022, while energy and utilities were the only sectors posting positive returns for the year.

After three years of strength, equity markets were whiplashed with bouts of volatility, beginning with geopolitical tensions leading to the Russia-Ukraine war. As a result, rising oil and gas prices led to energy sector strength while pressuring manufacturing costs and already stressed global supply chains. Moreover, concerns over high inflation and a shrinking economy in April 2022 further tested equity markets. Developed equity markets saw the worst first half in over two decades. The U.S. Federal Reserve hiked rates by a cumulative 4.25% in 2022, in an attempt to curb record high inflation. The Consumer Price Index peaked at 9.1% in June 2022 and trended downward to 7.1% in November 2022. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of 2022 as recession fears mounted.

Large cap stocks, represented by the S&P 500®, outperformed small caps, as measured by the Russell 2000® Index, while the mid cap stocks of the Russell Midcap® Index outperformed both large and small caps. Value outperformed growth by a wide margin, as the Russell 3000® Value Index returned -7.99% and the Russell 3000® Growth Index returned -28.97%.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Multi-Managed Balanced VP, Initial Class returned -16.28%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned -18.11% and -13.01%, respectively.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW

Aegon USA Investment Management, LLC

The portfolio management team maintained an overweight to risk-based assets relative to the benchmark in 2022, but this overweight was reduced throughout the year as Treasury yields became more attractive and the likelihood of the Fed being able to navigate a soft landing for the economy became less and less likely. Most duration and curve positioning were actively managed throughout the year, but in general, the Portfolio was underweight duration relative to the benchmark.

Within spread-based assets, investment grade corporate bonds remained a core overweight with a bias towards intermediate-dated credit on the view the risk-adjusted return profile is more attractive than longer-maturity bonds. Financials were favored over industrial credits due to strong fundamentals and more attractive valuations. Within industrials, we remained cautious on cyclical sectors that are most exposed to a slowing economy. We continued to see attractive risk-adjusted investment opportunities in securitized assets given excess yield and strong structural protections.

The largest contributor to Portfolio performance versus the Bloomberg US Aggregate Bond Index during the fiscal year was yield curve positioning. Spread factors were a detractor from performance during the fiscal year.

At an asset class level, the Portfolio’s exposure to securitized credit, including asset-backed securities and commercial mortgage-backed securities, contributed positively to returns. An off-index allocation to non-agency residential mortgage-backed securities (“RMBS”) also benefited returns. An underweight allocation to and selection within government-related securities was the biggest detractor to relative returns. Selection within agency RMBS also detracted from performance during the fiscal year.

J.P. Morgan Investment Management Inc.

Stock selection in the pharmaceutical/medical technology and insurance sectors added value in the Portfolio’s equity sleeve, while stock selection in the technology and media sectors detracted from benchmark relative performance.

On the positive side, within financials, the underweight to PayPal Holdings, Inc. contributed to performance during the year. PayPal Holdings, Inc. was negatively affected by both increasing digital wallet competition and slowing e-commerce growth. In the third quarter of 2022, PayPal Holdings, Inc. disclosed that its core-branded checkout button grew at slower than expected rates, suggesting market share loss, particularly to Apple Pay and buy-now-pay-later. The Portfolio remained underweight PayPal Holdings, Inc. at year-end as we believed longer-term competitive pressure will result in deteriorating revenue growth and fundamentals. Within industrial cyclicals, our overweight in Deere & Co. served as a contributor to performance in 2022. Deere & Co. outperformed despite supply chain issues given strong pricing, sustained demand amidst tight supply, and strong farmer incomes and crop prices. Notably, over the fourth quarter, Deere & Co. reported results which had stronger than anticipated volumes and price realization. Deere & Co.’s outlook for 2023 was also more bullish than anticipated with sustained strength in pricing and large volumes. The Portfolio remained overweight Deere & Co. at year-end as we felt they were uniquely positioned to leverage precision agriculture to meaningfully enhance farmer productivity.

On the negative side, within pharmaceutical/medical technology, our overweight in Baxter International Inc. detracted from performance after lowered earnings guidance disappointed the market. The company has seen an outsized negative impact from macro pressures including supply chain difficulties, higher oil prices, and foreign exchange headwinds. These factors, combined with overly optimistic expectations, led to disappointing quarterly earnings results and reductions in forward guidance. The Portfolio remained overweight Baxter International Inc. at year-end. In technology, an overweight in Seagate Technology Holdings PLC hurt relative performance. The stock was under pressure during the fiscal year after management cut its earnings and revenue forecasts, citing a worsening macroeconomic backdrop. As with the broader semiconductor industry, Seagate Technology Holdings PLC experienced the impact of an inventory correction that was deeper and longer than expected.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.2%
Corporate Debt Securities	13.7
U.S. Government Obligations	9.9
U.S. Government Agency Obligations	9.6
Commercial Paper	8.1
Mortgage-Backed Securities	2.4
Asset-Backed Securities	2.4
Repurchase Agreement	1.5
Foreign Government Obligations	0.5
Other Investment Company	0.4
Short-Term U.S. Government Obligations	0.3
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(8.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(16.28)%	5.90%	7.96%	05/01/2002
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (B)	(13.01)%	0.02%	1.06%
Service Class	(16.49)%	5.65%	7.69%	05/01/2003

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$998.70	$3.07	$1,022.10	$3.11	0.61%
Service Class	1,000.00	998.10	4.33	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 59.2%
Aerospace & Defense - 0.9%
General Dynamics Corp.	4,480	$1,111,533
Howmet Aerospace, Inc.	12,340	486,319
Raytheon Technologies Corp.	88,922	8,974,008
Textron, Inc.	47,080	3,333,264

		13,905,124

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	48,880	8,497,299

Airlines - 0.0% (A)
Southwest Airlines Co. (B)	19,973	672,491

Auto Components - 0.1%
Magna International, Inc. (C)	23,804	1,337,309

Automobiles - 0.6%
Rivian Automotive, Inc., Class A (B) (C)	8,389	154,609
Tesla, Inc. (B)	72,231	8,897,415

		9,052,024

Banks - 2.4%
Bank of America Corp.	224,322	7,429,545
Citigroup, Inc.	52,338	2,367,248
Fifth Third Bancorp	90,680	2,975,211
SVB Financial Group (B)	2,709	623,449
Truist Financial Corp.	116,774	5,024,785
US Bancorp	167,175	7,290,502
Wells Fargo & Co.	231,367	9,553,143

		35,263,883

Beverages - 1.3%
Coca-Cola Co.	175,820	11,183,910
Constellation Brands, Inc., Class A	16,591	3,844,964
PepsiCo, Inc.	22,390	4,044,978

		19,073,852

Biotechnology - 2.0%
AbbVie, Inc.	80,662	13,035,786
Biogen, Inc. (B)	10,884	3,013,997
BioMarin Pharmaceutical, Inc. (B)	8,530	882,770
Neurocrine Biosciences, Inc. (B)	7,900	943,576
Regeneron Pharmaceuticals, Inc. (B)	7,680	5,541,043
Sarepta Therapeutics, Inc. (B)	6,530	846,157
Vertex Pharmaceuticals, Inc. (B)	16,032	4,629,721

		28,893,050

Building Products - 0.5%
Masco Corp.	42,843	1,999,483
Trane Technologies PLC	34,964	5,877,099

		7,876,582

Capital Markets - 1.0%
Ameriprise Financial, Inc.	7,590	2,363,298
CME Group, Inc.	22,520	3,786,963
Morgan Stanley	46,270	3,933,875
Raymond James Financial, Inc.	21,310	2,276,974
State Street Corp.	24,449	1,896,509

		14,257,619

Chemicals - 1.2%
Air Products & Chemicals, Inc.	5,846	1,802,088
Celanese Corp.	6,016	615,076
DuPont de Nemours, Inc.	24,094	1,653,571
Eastman Chemical Co.	32,442	2,642,077
Linde PLC	22,885	7,464,629

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	28,610	$ 3,597,421

		17,774,862

Commercial Services & Supplies - 0.1%
Cintas Corp.	2,767	1,249,633

Communications Equipment - 0.1%
Motorola Solutions, Inc.	8,137	2,096,986

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,060	1,372,158

Consumer Finance - 0.9%
American Express Co.	53,820	7,951,905
Capital One Financial Corp.	7,711	716,814
S&P Global, Inc.	13,122	4,395,083

		13,063,802

Containers & Packaging - 0.1%
Avery Dennison Corp.	6,633	1,200,573

Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc., Class B (B)	44,558	13,763,966
Intercontinental Exchange, Inc.	41,318	4,238,814

		18,002,780

Diversified Telecommunication Services - 0.0% (A)
Verizon Communications, Inc.	5,541	218,315

Electric Utilities - 1.0%
FirstEnergy Corp.	31,280	1,311,883
NextEra Energy, Inc.	124,078	10,372,921
PG&E Corp. (B)	211,109	3,432,632

		15,117,436

Electrical Equipment - 0.4%
Eaton Corp. PLC	34,489	5,413,049

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	24,080	769,115
TE Connectivity Ltd.	9,070	1,041,236

		1,810,351

Energy Equipment & Services - 0.1%
Baker Hughes Co.	48,720	1,438,702

Entertainment - 0.4%
Netflix, Inc. (B)	16,420	4,841,930
Walt Disney Co. (B)	16,230	1,410,062

		6,251,992

Equity Real Estate Investment Trusts - 1.6%
Camden Property Trust	7,249	811,018
Equinix, Inc.	4,019	2,632,566
Equity LifeStyle Properties, Inc.	25,314	1,635,284
Host Hotels & Resorts, Inc.	23,570	378,299
Prologis, Inc.	55,726	6,281,992
SBA Communications Corp.	15,430	4,325,183
Sun Communities, Inc.	14,494	2,072,642
UDR, Inc.	52,741	2,042,659
Ventas, Inc.	68,770	3,098,088

		23,277,731

Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	14,720	6,719,680

Food Products - 0.3%
Hershey Co.	4,930	1,141,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Mondelez International, Inc., Class A	43,008	$ 2,866,483

		4,008,123

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	43,633	4,790,467
Baxter International, Inc.	59,160	3,015,385
Boston Scientific Corp. (B)	92,714	4,289,877
Dexcom, Inc. (B)	10,662	1,207,365
Intuitive Surgical, Inc. (B)	20,133	5,342,292
Medtronic PLC	43,901	3,411,986
Zimmer Biomet Holdings, Inc.	9,739	1,241,722

		23,299,094

Health Care Providers & Services - 2.2%
Centene Corp. (B)	49,075	4,024,641
CVS Health Corp.	6,340	590,824
Elevance Health, Inc.	11,458	5,877,610
Humana, Inc.	4,120	2,110,223
McKesson Corp.	6,690	2,509,553
UnitedHealth Group, Inc.	33,223	17,614,170

		32,727,021

Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (B)	2,619	5,278,018
Chipotle Mexican Grill, Inc. (B)	2,850	3,954,346
Domino’s Pizza, Inc.	2,770	959,528
Expedia Group, Inc. (B)	22,053	1,931,843
Marriott International, Inc., Class A	18,100	2,694,909
McDonald’s Corp.	19,600	5,165,188
Royal Caribbean Cruises Ltd. (B) (C)	5,750	284,223
Yum! Brands, Inc.	12,260	1,570,261

		21,838,316

Household Durables - 0.3%
Lennar Corp., Class A	30,701	2,778,441
PulteGroup, Inc.	4,600	209,438
Toll Brothers, Inc.	20,860	1,041,331

		4,029,210

Household Products - 1.2%
Colgate-Palmolive Co.	68,860	5,425,480
Kimberly-Clark Corp.	23,688	3,215,646
Procter & Gamble Co.	57,279	8,681,205

		17,322,331

Industrial Conglomerates - 0.7%
Honeywell International, Inc.	48,919	10,483,342

Insurance - 1.2%
Aon PLC, Class A	6,630	1,989,928
Globe Life, Inc.	11,240	1,354,982
Progressive Corp.	60,079	7,792,847
Prudential Financial, Inc.	10,270	1,021,454
Travelers Cos., Inc.	33,440	6,269,666

		18,428,877

Interactive Media & Services - 2.7%
Alphabet, Inc., Class A (B)	199,400	17,593,062
Alphabet, Inc., Class C (B)	145,940	12,949,256
Meta Platforms, Inc., Class A (B)	74,283	8,939,216
ZoomInfo Technologies, Inc. (B)	22,090	665,130

		40,146,664

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc. (B)	267,480	$ 22,468,320

IT Services - 2.6%
Accenture PLC, Class A	29,508	7,873,915
Affirm Holdings, Inc. (B) (C)	31,130	301,027
Block, Inc. (B)	7,520	472,557
FleetCor Technologies, Inc. (B)	16,667	3,061,394
Mastercard, Inc., Class A	42,689	14,844,246
Visa, Inc., Class A	55,766	11,585,944

		38,139,083

Life Sciences Tools & Services - 1.1%
Danaher Corp.	20,570	5,459,689
Thermo Fisher Scientific, Inc.	19,320	10,639,331

		16,099,020

Machinery - 1.2%
Deere & Co.	17,504	7,505,015
Dover Corp.	14,640	1,982,402
Ingersoll Rand, Inc.	10,790	563,778
Otis Worldwide Corp.	43,579	3,412,671
Parker-Hannifin Corp.	16,058	4,672,878

		18,136,744

Media - 0.7%
Charter Communications, Inc., Class A (B)	12,029	4,079,034
Comcast Corp., Class A	194,877	6,814,849

		10,893,883

Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	32,710	1,242,980
Nucor Corp.	10,140	1,336,553

		2,579,533

Multi-Utilities - 0.9%
Ameren Corp.	27,260	2,423,959
CenterPoint Energy, Inc.	91,957	2,757,791
Public Service Enterprise Group, Inc.	51,422	3,150,626
Sempra Energy	29,480	4,555,839

		12,888,215

Multiline Retail - 0.1%
Target Corp.	9,400	1,400,976

Oil, Gas & Consumable Fuels - 3.0%
Chevron Corp.	21,762	3,906,061
ConocoPhillips	80,528	9,502,304
Coterra Energy, Inc.	63,050	1,549,139
Diamondback Energy, Inc.	39,612	5,418,129
EOG Resources, Inc.	43,278	5,605,367
Exxon Mobil Corp.	153,860	16,970,758
Phillips 66	13,627	1,418,298

		44,370,056

Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	126,035	9,068,218
Eli Lilly & Co.	28,250	10,334,980
Johnson & Johnson	49,243	8,698,776
Merck & Co., Inc.	60,798	6,745,538
Pfizer, Inc.	60,844	3,117,647

		37,965,159

Professional Services - 0.2%
Booz Allen Hamilton Holding Corp.	8,100	846,612

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	23,742	$ 2,497,421

		3,344,033

Road & Rail - 0.7%
CSX Corp.	56,950	1,764,311
Norfolk Southern Corp.	19,337	4,765,023
Uber Technologies, Inc. (B)	28,590	707,031
Union Pacific Corp.	16,122	3,338,383

		10,574,748

Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc. (B)	77,633	5,028,289
Analog Devices, Inc.	43,889	7,199,113
Broadcom, Inc.	2,910	1,627,068
Lam Research Corp.	15,726	6,609,638
Microchip Technology, Inc.	35,860	2,519,165
Micron Technology, Inc.	14,892	744,302
NVIDIA Corp.	57,786	8,444,846
NXP Semiconductors NV	41,669	6,584,952
QUALCOMM, Inc.	10,554	1,160,307
Teradyne, Inc.	14,100	1,231,635
Texas Instruments, Inc.	57,060	9,427,453

		50,576,768

Software - 5.0%
Adobe, Inc. (B)	19,780	6,656,563
Cadence Design Systems, Inc. (B)	7,220	1,159,821
DocuSign, Inc. (B)	18,180	1,007,536
Fortinet, Inc. (B)	18,680	913,265
Intuit, Inc.	14,064	5,473,990
Microsoft Corp.	226,150	54,235,293
Oracle Corp.	30,140	2,463,644
Salesforce, Inc. (B)	4,149	550,116
Workday, Inc., Class A (B)	11,842	1,981,522

		74,441,750

Specialty Retail - 2.2%
AutoNation, Inc. (B)	11,890	1,275,797
AutoZone, Inc. (B)	1,695	4,180,175
Best Buy Co., Inc.	40,133	3,219,068
Burlington Stores, Inc. (B)	8,280	1,678,853
Home Depot, Inc.	17,174	5,424,580
Lowe’s Cos., Inc.	46,415	9,247,724
O’Reilly Automotive, Inc. (B)	4,630	3,907,859
TJX Cos., Inc.	36,050	2,869,580
Ulta Beauty, Inc. (B)	1,470	689,533

		32,493,169

Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	411,550	53,472,692
Seagate Technology Holdings PLC	52,041	2,737,877

		56,210,569

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	44,591	5,217,593

Tobacco - 0.5%
Altria Group, Inc.	64,719	2,958,305
Philip Morris International, Inc.	41,537	4,203,960

		7,162,265

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (B)	30,960	$ 4,334,400

Total Common Stocks (Cost $716,557,726)		875,416,545

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 10.78% (D)	42,096	1,195,527

Electric Utilities - 0.0% (A)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	23,731

Total Preferred Stocks (Cost $1,228,867)		1,219,258

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$309,976	299,972
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	442,798	401,007
Bavarian Sky UK 5 PLC
Series 2014-1A, Class A1A2,
3-Month LIBOR + 1.20%, 5.44% (D), 10/20/2034 (E)	2,600,000	2,512,190
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	131,170	125,895
CIFC Funding Ltd.
Series 2013-2A, Class A1L2,
3-Month LIBOR + 1.00%, 5.19% (D), 10/18/2030 (E)	3,380,000	3,333,031
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 5.46% (D), 07/20/2030 (E)	2,488,476	2,460,454
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (E)	1,235,706	943,602
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (E)	1,315,736	957,069
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (E)	1,737,017	1,333,064
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	60,345	59,396
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	496,505	483,097
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,115,279	956,107
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	75,537	74,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 5.08% (D), 04/15/2029 (E)	$ 375,792	$ 374,088
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (E)	383,374	350,251
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (E)	172,238	162,360
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	900,000	868,526
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (E)	4,802,091	4,624,917
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 5.43% (D), 01/20/2031 (E)	1,400,000	1,382,991
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	281,782	270,164
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	57,117	55,252
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	46,732	45,153
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	168,732	159,861
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 5.34% (D), 07/20/2030 (E)	1,875,713	1,852,146
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A,
3.20%, 01/20/2036 (E)	157,709	151,615
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	607,224	570,242
Series 2021-1A, Class A,
0.99%, 11/20/2037 (E)	1,079,581	999,177
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	286,777	281,954
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	104,248	102,902
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	133,924	130,482
Series 2017-4, Class A1,
2.75% (D), 06/25/2057 (E)	735,935	698,206
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	604,686	576,806
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	439,039	423,347
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,043,740	952,875
Series 2019-1, Class A1,
3.72% (D), 03/25/2058 (E)	1,817,138	1,711,758
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	1,805,899	1,596,935

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	$ 2,000,000	$ 1,800,910
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	280,682	278,921
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 5.38% (D), 10/20/2028 (E)	726,985	719,621

Total Asset-Backed Securities (Cost $37,890,080)		35,080,472

CORPORATE DEBT SECURITIES - 13.7%
Aerospace & Defense - 0.3%
Boeing Co.
3.50%, 03/01/2039	2,022,000	1,463,933
5.15%, 05/01/2030	1,069,000	1,045,812
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,640,000	1,354,363

		3,864,108

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031	2,268,000	1,680,122

Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	602,243	523,074
United Airlines Pass-Through Trust 3.75%, 03/03/2028	945,338	870,675

		1,393,749

Auto Components - 0.1%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	769,000	631,730
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	717,000	686,889

		1,318,619

Automobiles - 0.1%
General Motors Co. 6.25%, 10/02/2043	326,000	302,594
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (E)	1,557,000	1,542,287

		1,844,881

Banks - 1.6%
Bank of America Corp.
Fixed until 04/24/2027, 3.71% (D), 04/24/2028	1,754,000	1,625,497
Fixed until 04/27/2032, 4.57% (D), 04/27/2033	2,893,000	2,657,059
Barclays PLC Fixed until 11/02/2025, 7.33% (D), 11/02/2026	1,771,000	1,837,655
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	3,305,000	3,020,335
Commerzbank AG 8.13%, 09/19/2023 (E)	2,586,000	2,606,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (E)	$ 615,000	$ 591,437
8.25% (D), 11/21/2033 (E)	2,293,000	2,334,199
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (D), 04/22/2027	1,769,000	1,556,947
Fixed until 02/01/2027, 3.78% (D), 02/01/2028	869,000	813,022
Fixed until 09/14/2032, 5.72% (D), 09/14/2033	2,736,000	2,690,420
Lloyds Banking Group PLC Fixed until 08/15/2032, 7.95% (D), 11/15/2033	1,239,000	1,316,125
Wells Fargo & Co.
Fixed until 07/25/2027, 4.81% (D), 07/25/2028	2,474,000	2,415,769
Fixed until 06/15/2024 (F), 5.90% (D)	585,000	521,516

		23,986,225

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	1,226,000	1,054,239
4.75%, 01/23/2029	543,000	537,228
Constellation Brands, Inc.
3.15%, 08/01/2029	581,000	510,303
3.70%, 12/06/2026	276,000	262,820

		2,364,590

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	666,000	629,341
4.05%, 11/21/2039	908,000	781,696
Amgen, Inc. 2.00%, 01/15/2032	625,000	489,284
CSL Finance PLC 4.63%, 04/27/2042 (E)	709,000	640,772
Gilead Sciences, Inc. 4.15%, 03/01/2047	285,000	236,909

		2,778,002

Building Products - 0.3%
Carlisle Cos., Inc.
2.20%, 03/01/2032	804,000	613,281
3.75%, 12/01/2027	1,047,000	976,825
Carrier Global Corp. 2.72%, 02/15/2030	622,000	524,837
Owens Corning 7.00%, 12/01/2036	2,004,000	2,129,472

		4,244,415

Capital Markets - 0.7%
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (D), 09/11/2025 (E)	1,088,000	962,284
Fixed until 08/12/2032, 6.54% (D), 08/12/2033 (E)	2,038,000	1,793,676
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (D), 11/26/2025	681,000	651,066
Fixed until 05/24/2023, 4.30% (D), 05/24/2028	1,700,000	1,599,477

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. Fixed until 02/24/2032, 3.10% (D), 02/24/2033	$ 1,940,000	$ 1,580,735
Morgan Stanley
Fixed until 12/10/2025, 0.99% (D), 12/10/2026	545,000	477,660
Fixed until 07/20/2032, 4.89% (D), 07/20/2033	1,174,000	1,106,571
5.00%, 11/24/2025	847,000	845,217
Northern Trust Corp. 6.13%, 11/02/2032	1,712,000	1,811,156

		10,827,842

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	1,097,000	873,028

Commercial Services & Supplies - 0.2%
ADT Security Corp. 4.13%, 08/01/2029 (E)	1,193,000	1,014,594
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	733,000	661,416
ERAC USA Finance LLC 2.70%, 11/01/2023 (E)	565,000	553,192
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	1,580,000	1,220,850

		3,450,052

Construction & Engineering - 0.0% (A)
Quanta Services, Inc. 2.90%, 10/01/2030	822,000	677,927

Consumer Finance - 0.5%
Ally Financial, Inc. 8.00%, 11/01/2031	1,641,000	1,700,690
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,104,000	1,032,546
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,545,000	1,396,700
General Motors Financial Co., Inc. 5.00%, 04/09/2027	1,050,000	1,018,855
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	1,319,000	1,026,897
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	748,000	627,490

		6,803,178

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	931,000	829,005

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	1,530,000	1,087,931
4.45%, 04/03/2026	1,562,000	1,493,624
4.50%, 09/15/2023	1,074,000	1,066,906
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	726,000	633,017
5.50%, 12/15/2024 (E)	2,174,000	2,133,539

		6,415,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	$ 175,000	$ 181,998
Verizon Communications, Inc.
1.68%, 10/30/2030	1,337,000	1,045,388
2.99%, 10/30/2056	2,295,000	1,409,521

		2,636,907

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	505,000	487,000
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	104,000	103,612
DTE Electric Co. 4.30%, 07/01/2044	1,778,000	1,537,308
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	2,627,000	2,149,883
Duke Energy Progress LLC 3.60%, 09/15/2047	1,265,000	955,153
Entergy Arkansas LLC 3.70%, 06/01/2024	245,000	240,814
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	69,000	69,018
Pacific Gas & Electric Co. 2.50%, 02/01/2031	1,026,000	801,703
PacifiCorp
3.60%, 04/01/2024	888,000	872,693
5.75%, 04/01/2037	138,000	140,898
Public Service Electric & Gas Co. 3.00%, 05/15/2025	515,000	493,367

		7,851,449

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 2.95%, 02/15/2032	869,000	687,567
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,026,000	1,002,412
Sensata Technologies BV 4.00%, 04/15/2029 (E)	200,000	172,500
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	697,000	606,742

		2,469,221

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,677,000	1,565,261
Schlumberger Investment SA 3.65%, 12/01/2023	121,000	119,503

		1,684,764

Equity Real Estate Investment Trusts - 1.1%
American Tower Trust #1 3.65%, 03/23/2028 (E)	775,000	702,250
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,578,000	1,186,492
Corporate Office Properties LP
2.00%, 01/15/2029	384,000	295,222
2.25%, 03/15/2026	519,000	455,462
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	713,000	625,910
Office Properties Income Trust 3.45%, 10/15/2031	865,000	579,562

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Physicians Realty LP 2.63%, 11/01/2031	$ 1,347,000	$ 1,055,009
Realty Income Corp. 5.63%, 10/13/2032	540,000	550,268
SBA Tower Trust
1.63%, 05/15/2051 (E)	2,146,000	1,824,945
1.88%, 07/15/2050 (E)	1,309,000	1,152,369
2.84%, 01/15/2050 (E)	3,421,000	3,226,170
Simon Property Group LP 2.20%, 02/01/2031	1,088,000	859,859
Ventas Realty LP 3.25%, 10/15/2026	982,000	908,549
VICI Properties LP 4.95%, 02/15/2030	1,735,000	1,651,577
Weyerhaeuser Co. 4.00%, 04/15/2030	1,286,000	1,174,217

		16,247,861

Food & Staples Retailing - 0.1%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	1,372,000	1,048,773
Sysco Corp. 3.30%, 07/15/2026	1,250,000	1,180,538

		2,229,311

Food Products - 0.3%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	1,353,000	1,114,073
Cargill, Inc. 5.13%, 10/11/2032 (E)	725,000	728,157
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 02/02/2029 (E)	623,000	515,258
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	1,508,000	1,180,010
Viterra Finance BV 4.90%, 04/21/2027 (E)	1,213,000	1,142,816

		4,680,314

Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp.
2.75%, 09/23/2026 (E)	944,000	864,851
5.75%, 12/06/2052 (E)	593,000	598,317
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030 (E)	589,000	604,150

		2,067,318

Health Care Providers & Services - 0.7%
Centene Corp.
3.00%, 10/15/2030	1,425,000	1,168,143
3.38%, 02/15/2030	850,000	718,565
Cigna Corp. 2.40%, 03/15/2030	893,000	749,628
CVS Health Corp. 2.70%, 08/21/2040	1,152,000	800,897
Elevance Health, Inc. 2.25%, 05/15/2030	886,000	736,784
HCA, Inc.
4.13%, 06/15/2029	564,000	516,161
5.25%, 04/15/2025	376,000	374,085
5.50%, 06/15/2047	737,000	656,984

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	$ 736,000	$ 635,424
Molina Healthcare, Inc. 4.38%, 06/15/2028 (E)	525,000	479,110
UnitedHealth Group, Inc.
4.20%, 05/15/2032	1,766,000	1,681,240
6.05%, 02/15/2063	1,025,000	1,120,249

		9,637,270

Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc.
2.95%, 03/15/2031	90,000	72,660
3.80%, 02/15/2028	901,000	828,635
Hyatt Hotels Corp. 1.80%, 10/01/2024	593,000	555,845
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (E)	1,638,000	1,259,327

		2,716,467

Industrial Conglomerates - 0.1%
General Electric Co.
4.13%, 10/09/2042	690,000	549,860
4.50%, 03/11/2044	1,148,000	993,001

		1,542,861

Insurance - 0.6%
Alleghany Corp. 3.25%, 08/15/2051	1,998,000	1,417,377
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	1,552,000	1,541,017
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	2,351,000	1,730,454
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (D), 05/23/2042 (E)	800,000	797,000
Ohio National Financial Services, Inc.
5.80%, 01/24/2030 (E)	2,287,000	2,106,848
6.63%, 05/01/2031 (E)	635,000	614,378
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	1,511,000	1,275,118

		9,482,192

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	1,533,000	1,507,920
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	1,322,000	1,290,258

		2,798,178

IT Services - 0.0% (A)
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (E)	1,203,000	699,087

Machinery - 0.1%
CNH Industrial Capital LLC 5.45%, 10/14/2025	1,384,000	1,388,247

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	649,000	472,446

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (E)	$ 525,000	$ 453,962
Comcast Corp. 2.94%, 11/01/2056	594,000	370,168
NBCUniversal Media LLC 4.45%, 01/15/2043	726,000	643,363
Paramount Global 4.20%, 05/19/2032	970,000	796,711

		2,736,650

Metals & Mining - 0.4%
Anglo American Capital PLC 4.50%, 03/15/2028 (E)	1,401,000	1,327,280
ArcelorMittal SA 6.55%, 11/29/2027	1,457,000	1,464,190
Freeport-McMoRan, Inc. 4.55%, 11/14/2024	1,957,000	1,929,590
Glencore Funding LLC 2.63%, 09/23/2031 (E)	1,199,000	958,131

		5,679,191

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	1,018,000	1,012,211
CMS Energy Corp.
3.88%, 03/01/2024	80,000	78,275
4.88%, 03/01/2044	185,000	169,065

		1,259,551

Oil, Gas & Consumable Fuels - 1.1%
Boardwalk Pipelines LP 3.40%, 02/15/2031	647,000	542,830
Chevron USA, Inc. 3.25%, 10/15/2029	1,047,000	962,632
Energy Transfer LP
4.90%, 02/01/2024	605,000	601,721
5.15%, 02/01/2043	734,000	610,073
5.55%, 02/15/2028	619,000	612,909
5.95%, 10/01/2043	680,000	631,432
7.60%, 02/01/2024	534,000	543,003
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,275,000	1,828,325
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	1,190,000	1,173,963
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,967,000	1,959,624
ONEOK, Inc. 6.10%, 11/15/2032	1,442,000	1,450,990
Petroleos Mexicanos
6.50%, 01/23/2029 (C)	656,000	561,546
6.84%, 01/23/2030	1,509,000	1,247,068
6.88%, 08/04/2026	400,000	377,810
7.69%, 01/23/2050	166,000	114,874
Pioneer Natural Resources Co. 2.15%, 01/15/2031	1,336,000	1,062,947
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,050,000	913,030
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	615,000	579,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (E)	$ 214,000	$ 205,710
Shell International Finance BV
2.50%, 09/12/2026	652,000	605,181
3.75%, 09/12/2046	244,000	193,812
Williams Cos., Inc. 5.40%, 03/04/2044	117,000	106,707

		16,885,250

Personal Products - 0.1%
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	1,700,000	1,585,047

Pharmaceuticals - 0.3%
Astrazeneca Finance LLC 1.20%, 05/28/2026	591,000	526,799
AstraZeneca PLC 4.38%, 08/17/2048	758,000	678,225
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	890,000	839,039
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	983,000	777,851
Royalty Pharma PLC 2.20%, 09/02/2030	937,000	734,835
Viatris, Inc. 2.30%, 06/22/2027	510,000	436,181

		3,992,930

Professional Services - 0.1%
Equifax, Inc.
2.60%, 12/01/2024	1,068,000	1,020,370
5.10%, 12/15/2027	1,150,000	1,137,000

		2,157,370

Road & Rail - 0.3%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (E)	1,713,000	1,581,666
5.50%, 01/15/2026 (E)	682,000	649,038
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	1,664,000	1,484,655

		3,715,359

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	1,569,000	1,462,320
Broadcom, Inc.
1.95%, 02/15/2028 (E)	462,000	390,654
3.50%, 02/15/2041 (E)	839,000	603,126
KLA Corp. 3.30%, 03/01/2050	1,214,000	886,962
Microchip Technology, Inc. 0.98%, 09/01/2024	1,044,000	967,138
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051	563,000	352,349
3.40%, 05/01/2030	432,000	374,380
QUALCOMM, Inc.
3.25%, 05/20/2027	862,000	819,297
3.25%, 05/20/2050 (C)	819,000	597,605
Skyworks Solutions, Inc. 1.80%, 06/01/2026	582,000	512,476

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	$ 2,651,000	$ 2,040,527

		9,006,834

Software - 0.4%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	221,000	186,584
Infor, Inc. 1.75%, 07/15/2025 (E)	1,376,000	1,244,043
Oracle Corp.
3.65%, 03/25/2041	826,000	612,562
6.90%, 11/09/2052	1,307,000	1,410,679
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	1,686,000	1,623,731
Workday, Inc. 3.50%, 04/01/2027	1,228,000	1,149,565

		6,227,164

Specialty Retail - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	1,160,000	1,035,230

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc. 2.65%, 05/11/2050	936,000	624,460
Western Digital Corp. 2.85%, 02/01/2029	775,000	599,594

		1,224,054

Tobacco - 0.2%
BAT Capital Corp. 2.26%, 03/25/2028	1,331,000	1,108,102
Philip Morris International, Inc. 5.63%, 11/17/2029	1,114,000	1,133,462

		2,241,564

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 4.38%, 07/16/2042	250,000	214,470
Sprint LLC 7.88%, 09/15/2023	625,000	633,816
T-Mobile USA, Inc.
3.50%, 04/15/2031	1,198,000	1,034,100
3.88%, 04/15/2030	1,110,000	1,008,113

		2,890,499

Total Corporate Debt Securities (Cost $228,851,095)		202,118,900

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (A)
Brazil Government International Bonds 4.25%, 01/07/2025	480,000	470,859

Chile - 0.1%
Chile Government International Bonds 3.50%, 01/25/2050 (C)	675,000	486,233

Colombia - 0.1%
Colombia Government International Bonds
4.00%, 02/26/2024	305,000	298,659
4.50%, 01/28/2026	1,125,000	1,057,333

		1,355,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Indonesia Government International Bonds 4.75%, 01/08/2026 (E)	$ 1,429,000	$ 1,440,848

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	1,883,000	1,776,554

Panama - 0.1%
Panama Government International Bonds 3.88%, 03/17/2028	550,000	516,901

Peru - 0.0% (A)
Peru Government International Bonds 7.35%, 07/21/2025	160,000	167,226

Poland - 0.0% (A)
Republic of Poland Government International Bonds 3.00%, 03/17/2023	405,000	402,968

Qatar - 0.0% (A)
Qatar Government International Bonds 3.88%, 04/23/2023 (E)	200,000	198,900

Total Foreign Government Obligations (Cost $7,344,353)		6,816,481

MORTGAGE-BACKED SECURITIES - 2.4%
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (E)	631,398	614,392
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	39,459
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	1,150,000	1,075,938
CIM Trust Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (E)	2,609,716	2,300,120
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/11/2047	86,951	85,437
Series 2014-GC19, Class A4,
4.02%, 03/11/2047	285,000	279,374
Series 2015-GC27, Class B,
3.77%, 02/10/2048	600,000	546,868
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (E)	348,101	332,080
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,622,614
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	134,978	134,185
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,400,000	2,345,575
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	4,500,000	4,161,497
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,229,216	1,054,230

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (D), 01/25/2060 (E)	$ 2,394,656	$ 1,911,515
Series 2021-RPL6, Class A1,
2.00% (D), 10/25/2060 (E)	1,835,861	1,609,526
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.30%, 4.69% (D), 12/25/2036	63,242	58,314
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	2,200,000	2,051,892
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	958,532	952,501
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	734,862
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	86,839	84,123
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class B, 4.40% (D), 08/15/2046	945,000	697,426
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	111,359	102,005
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	104,970	98,626
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	386,874	352,771
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	109,501	100,897
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	210,395	195,689
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	225,944	209,358
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	362,750	331,236
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	498,499	455,675
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	575,165	541,137
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	554,093	519,632
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	850,971	804,119
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	596,284	554,685
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	651,900	611,822
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	354,923	334,767
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	1,393,273	1,256,287

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	$ 1,546,213	$ 1,430,535
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,086,684
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,251,705
Towd Point Mortgage Trust Series 2021-1, Class A1, 2.25% (D), 11/25/2061 (E)	2,553,442	2,280,388
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	29,028	28,987

Total Mortgage-Backed Securities (Cost $41,013,386)		36,238,933

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (A)
Georgia - 0.0% (A)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	47,000	50,278

Total Municipal Government Obligation (Cost $51,580)		50,278

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	215,168	220,146
5.50%, 07/01/2037 - 06/01/2041	60,620	62,585
6.00%, 12/01/2037	20,818	21,770
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	4,208,000	3,384,707
2.89%, 06/25/2027	604,793	592,055
3.01%, 07/25/2025	2,842,000	2,730,547
3.06% (D), 08/25/2024	3,547,566	3,450,799
3.46% (D), 08/25/2023	1,477,128	1,463,358
3.49%, 01/25/2024	2,260,000	2,225,950
Federal National Mortgage Association
12-Month LIBOR + 1.52%, 1.84% (D), 02/01/2043	21,752	21,261
3.33% (D), 10/25/2023	85,208	83,639
3.50%, 07/01/2028 - 01/01/2029	161,104	157,474
4.00%, 06/01/2042	53,458	51,402
4.50%, 02/01/2025 - 06/01/2026	39,486	39,382
5.00%, 04/01/2039 - 11/01/2039	837,286	840,326
5.50%, 04/01/2037 - 12/01/2041	415,842	430,453
6.00%, 08/01/2036 - 06/01/2041	776,774	810,023
6.50%, 05/01/2040	59,320	62,284
Government National Mortgage Association, Interest Only STRIPS Series 2012-120, Class IO, 0.64% (D), 02/16/2053	296,113	4,726
Tennessee Valley Authority 5.88%, 04/01/2036	1,170,000	1,288,541

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
2.00%, TBA (G)	$ 21,405,000	$ 18,175,676
2.50%, TBA (G)	36,345,000	31,181,272
3.00%, TBA (G)	26,769,000	23,714,193
3.50%, TBA (G)	27,313,000	24,997,372
4.00%, TBA (G)	17,346,000	16,285,610
4.50%, TBA (G)	9,451,000	9,103,971

Total U.S. Government Agency Obligations (Cost $144,886,818)		141,399,522

U.S. GOVERNMENT OBLIGATIONS - 9.9%
U.S. Treasury - 9.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	5,561,000	3,024,445
1.88%, 02/15/2051 - 11/15/2051	6,913,000	4,423,462
2.00%, 02/15/2050	1,923,000	1,282,250
2.25%, 08/15/2046 - 02/15/2052	5,423,000	3,842,370
2.38%, 02/15/2042 - 05/15/2051	6,693,000	5,075,411
2.50%, 02/15/2045 - 05/15/2046	9,156,000	6,917,826
2.75%, 08/15/2042 - 11/15/2047	6,456,000	5,108,279
2.88%, 08/15/2045 - 05/15/2049	5,599,900	4,543,779
3.00%, 05/15/2042 - 02/15/2049	5,339,600	4,456,813
3.00%, 08/15/2052 (C)	889,000	739,259
3.13%, 02/15/2042 - 05/15/2048	4,913,000	4,260,959
3.63%, 02/15/2044	1,093,700	1,010,135
5.25%, 02/15/2029	2,086,000	2,218,983
U.S. Treasury Notes
0.13%, 05/31/2023	607,000	596,164
0.25%, 05/31/2025	1,239,000	1,125,699
0.25%, 08/31/2025 (C)	1,796,000	1,616,611
0.63%, 05/15/2030	1,580,000	1,254,125
0.63%, 08/15/2030 (C)	5,442,000	4,296,417
0.88%, 06/30/2026	1,065,100	953,556
1.13%, 02/15/2031	6,550,000	5,355,393
1.38%, 11/15/2031	7,703,000	6,291,786
1.50%, 08/15/2026 - 02/15/2030	7,188,000	6,398,780
1.63%, 02/15/2026 - 05/15/2031	13,121,300	11,366,447
1.63%, 05/15/2026 (C)	2,654,000	2,445,516
1.88%, 02/15/2032	5,674,300	4,830,691
2.25%, 11/15/2025 (C)	703,800	666,768
2.25%, 11/15/2027	5,249,200	4,845,463
2.38%, 01/31/2023 (C)	591,400	590,610
2.50%, 08/15/2023 - 05/31/2024	1,646,000	1,614,348
2.63%, 02/15/2029	791,000	732,664
2.75%, 04/30/2023 - 08/15/2032	10,825,500	10,268,529
2.88%, 05/15/2028 - 05/15/2032	14,210,700	13,243,323
3.13%, 11/15/2028	3,927,600	3,753,926
3.88%, 11/30/2027 (C)	1,450,800	1,445,246
4.13%, 09/30/2027 - 11/15/2032	3,492,100	3,564,259

		134,160,292

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	2,938,065	1,980,937
1.75%, 01/15/2028	1,715,330	1,715,978
2.50%, 01/15/2029	5,720,898	5,971,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	$ 3,856,113	$ 3,456,606

		13,124,596

Total U.S. Government Obligations (Cost $170,265,057)		147,284,888

COMMERCIAL PAPER - 8.1%
Banks - 1.8%
Bedford Row Funding Corp. 4.65% (H), 02/07/2023	5,753,000	5,725,602
Korea Development Bank 5.35% (H), 06/14/2023	4,715,000	4,609,446
Lloyds Bank PLC 4.51% (H), 01/17/2023	3,919,000	3,910,508
Mackinac Funding Co. LLC 4.81% (H), 03/01/2023	6,600,000	6,548,836
Swedbank AB 4.47% (H), 01/27/2023	6,750,000	6,727,677

		27,522,069

Diversified Financial Services - 4.8%
Atlantic Asset Securitization LLC 4.74% (H), 02/15/2023	1,350,000	1,342,206
Chariot Funding LLC 3.98% (H), 01/09/2023	7,500,000	7,490,977
Collateralized Commercial Paper V Co. LLC 4.72% (H), 02/01/2023	5,919,000	5,895,300
Glencove Funding LLC 4.77% (H), 02/17/2023	6,300,000	6,261,807
Gotham Funding Corp. 4.83% (H), 02/14/2023	4,000,000	3,977,250
Lexington Parker Capital Co. LLC 4.77% (H), 03/03/2023	6,600,000	6,547,621
Liberty Street Funding LLC 4.83% (H), 02/07/2023	6,500,000	6,469,059
Longship Funding LLC 4.43% (H), 01/17/2023	6,800,000	6,785,094
Mont Blanc Capital Corp. 4.61% (H), 02/07/2023	3,547,000	3,530,116
Nieuw Amsterdam Receivables Corp. BV 4.21% (H), 01/23/2023	6,500,000	6,481,016
Sheffield Receivables Co. LLC 4.83% (H), 03/06/2023	6,750,000	6,693,694
Thunder Bay Funding LLC 5.03% (H), 05/18/2023	5,000,000	4,906,793
Victory Receivables Corp. 4.83% (H), 02/09/2023	4,200,000	4,178,724

		70,559,657

Food Products - 0.6%
Britannia Funding Co. LLC 4.79% (H), 02/07/2023	9,850,000	9,802,792

	Principal	Value

COMMERCIAL PAPER (continued)
Health Care Providers & Services - 0.7%
Columbia Funding Co. LLC 4.72% (H), 03/01/2023	$ 6,900,000	$ 6,846,511
Roche Holdings, Inc. 4.02% (H), 01/06/2023	3,000,000	2,997,497

		9,844,008

Software - 0.2%
Manhattan Asset Funding Co. LLC 3.90% (H), 01/05/2023	2,700,000	2,698,052

Total Commercial Paper (Cost $120,435,724)		120,426,578

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bills
4.13% (H), 02/02/2023	639,000	636,973
4.28% (H), 03/09/2023	4,502,000	4,467,508

Total Short-Term U.S. Government Obligations (Cost $5,103,710)		5,104,481

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (H)	6,033,700	6,033,700

Total Other Investment Company (Cost $6,033,700)		6,033,700

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.80% (H), dated 12/30/2022, to be repurchased at $21,759,913 on 01/03/2023. Collateralized by U.S. Government Obligations, 0.75% - 2.75%, due 12/31/2023 - 02/15/2024, and with a total value of $22,190,771.	$ 21,755,562	21,755,562

Total Repurchase Agreement (Cost $21,755,562)		21,755,562

Total Investments (Cost $1,501,417,658)		1,598,945,598
Net Other Assets (Liabilities) - (8.1)%		(120,012,983)

Net Assets - 100.0%		$1,478,932,615

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	62	03/17/2023	$12,032,295	$11,969,100	$—	$(63,195)

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$875,416,545	$—	$—	$875,416,545
Preferred Stocks	1,219,258	—	—	1,219,258
Asset-Backed Securities	—	35,080,472	—	35,080,472
Corporate Debt Securities	—	202,118,900	—	202,118,900
Foreign Government Obligations	—	6,816,481	—	6,816,481
Mortgage-Backed Securities	—	36,238,933	—	36,238,933
Municipal Government Obligation	—	50,278	—	50,278
U.S. Government Agency Obligations	—	141,399,522	—	141,399,522
U.S. Government Obligations	—	147,284,888	—	147,284,888
Commercial Paper	—	120,426,578	—	120,426,578
Short-Term U.S. Government Obligations	—	5,104,481	—	5,104,481
Other Investment Company	6,033,700	—	—	6,033,700
Repurchase Agreement	—	21,755,562	—	21,755,562

Total Investments	$882,669,503	$716,276,095	$—	$1,598,945,598

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(63,195)	$—	$—	$(63,195)

Total Other Financial Instruments	$(63,195)	$—	$—	$(63,195)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,403,935, collateralized by cash collateral of $6,033,700 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,635,995. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $121,552,370, representing 8.2% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2022.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $1,479,662,096) (including securities loaned of $12,403,935)	$1,577,190,036
Repurchase agreement, at value (cost $21,755,562)	21,755,562
Cash collateral pledged at broker for:
TBA commitments	8,031,000
Futures contracts	710,000
Receivables and other assets:
Investments sold	10,186
Net income from securities lending	1,662
Shares of beneficial interest sold	1,440
Dividends	897,924
Interest	3,841,272
Other assets	5,519

Total assets	1,612,444,601

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,033,700
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	125,040,207
Shares of beneficial interest redeemed	675,660
Due to custodian	470,889
Investment management fees	753,881
Distribution and service fees	258,029
Transfer agent costs	1,778
Trustees, CCO and deferred compensation fees	11,407
Audit and tax fees	33,604
Custody fees	46,921
Legal fees	9,057
Printing and shareholder reports fees	127,803
Other accrued expenses	17,395
Variation margin payable on futures contracts	31,655

Total liabilities	133,511,986

Net assets	$1,478,932,615

Net assets consist of:
Capital stock ($0.01 par value)	$1,113,929
Additional paid-in capital	1,313,808,186
Total distributable earnings (accumulated losses)	164,010,500

Net assets	$1,478,932,615

Net assets by class:
Initial Class	$292,381,525
Service Class	1,186,551,090

Shares outstanding:
Initial Class	21,493,609
Service Class	89,899,275

Net asset value and offering price per share:
Initial Class	$13.60
Service Class	13.20

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$15,171,181
Interest income	18,779,232
Net income from securities lending	29,731
Withholding taxes on foreign income	(26,085)

Total investment income	33,954,059

Expenses:
Investment management fees	9,685,767
Distribution and service fees:
Service Class	3,345,456
Transfer agent costs	17,383
Trustees, CCO and deferred compensation fees	69,844
Audit and tax fees	62,811
Custody fees	206,381
Legal fees	93,174
Other	90,142

Total expenses	13,570,958

Net investment income (loss)	20,383,101

Net realized gain (loss) on:
Investments	52,357,168
Futures contracts	(1,391,320)

Net realized gain (loss)	50,965,848

Net change in unrealized appreciation (depreciation) on:
Investments	(388,197,205)
Futures contracts	(221,436)

Net change in unrealized appreciation (depreciation)	(388,418,641)

Net realized and change in unrealized gain (loss)	(337,452,793)

Net increase (decrease) in net assets resulting from operations	$(317,069,692)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$20,383,101	$15,169,764
Net realized gain (loss)	50,965,848	199,238,880
Net change in unrealized appreciation (depreciation)	(388,418,641)	92,706,307

Net increase (decrease) in net assets resulting from operations	(317,069,692)	307,114,951

Dividends and/or distributions to shareholders:
Initial Class	(41,569,128)	(25,050,299)
Service Class	(172,206,997)	(102,893,097)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(213,776,125)	(127,943,396)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,461,492	12,901,794
Service Class	13,568,870	21,917,676

	20,030,362	34,819,470

Dividends and/or distributions reinvested:
Initial Class	41,569,128	25,050,299
Service Class	172,206,997	102,893,097

	213,776,125	127,943,396

Cost of shares redeemed:
Initial Class	(35,144,162)	(68,476,302)
Service Class	(189,558,806)	(190,097,818)

	(224,702,968)	(258,574,120)

Net increase (decrease) in net assets resulting from capital share transactions	9,103,519	(95,811,254)

Net increase (decrease) in net assets	(521,742,298)	83,360,301

Net assets:
Beginning of year	2,000,674,913	1,917,314,612

End of year	$1,478,932,615	$2,000,674,913

Capital share transactions - shares:
Shares issued:
Initial Class	414,042	719,556
Service Class	911,475	1,264,088

	1,325,517	1,983,644

Shares reinvested:
Initial Class	2,886,745	1,395,560
Service Class	12,309,292	5,882,967

	15,196,037	7,278,527

Shares redeemed:
Initial Class	(2,231,863)	(3,805,709)
Service Class	(12,347,260)	(10,787,400)

	(14,579,123)	(14,593,109)

Net increase (decrease) in shares outstanding:
Initial Class	1,068,924	(1,690,593)
Service Class	873,507	(3,640,345)

	1,942,431	(5,330,938)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$18.68	$17.04	$15.54	$13.85	$15.17

Investment operations:
Net investment income (loss) (A)	0.22	0.17	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(3.14)	2.68	2.20	2.69	(0.75)

Total investment operations	(2.92)	2.85	2.40	2.93	(0.50)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.25)	(0.26)	(0.22)
Net realized gains	(1.96)	(1.00)	(0.65)	(0.98)	(0.60)

Total dividends and/or distributions to shareholders	(2.16)	(1.21)	(0.90)	(1.24)	(0.82)

Net asset value, end of year	$13.60	$18.68	$17.04	$15.54	$13.85

Total return	(16.28)%	17.04%	15.90%	21.77%	(3.66)%

Ratio and supplemental data:
Net assets end of year (000’s)	$292,382	$381,588	$376,902	$345,274	$305,002
Expenses to average net assets	0.62%	0.61%	0.63%	0.66%	0.66%
Net investment income (loss) to average net assets	1.43%	0.97%	1.29%	1.61%	1.64%
Portfolio turnover rate	33%	35%	51%	45%	46%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$18.19	$16.62	$15.18	$13.55	$14.86

Investment operations:
Net investment income (loss) (A)	0.18	0.13	0.16	0.20	0.20
Net realized and unrealized gain (loss)	(3.06)	2.61	2.15	2.63	(0.73)

Total investment operations	(2.88)	2.74	2.31	2.83	(0.53)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.22)	(0.22)	(0.18)
Net realized gains	(1.96)	(1.00)	(0.65)	(0.98)	(0.60)

Total dividends and/or distributions to shareholders	(2.11)	(1.17)	(0.87)	(1.20)	(0.78)

Net asset value, end of year	$13.20	$18.19	$16.62	$15.18	$13.55

Total return	(16.49)%	16.79%	15.60%	21.50%	(3.90)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,186,551	$1,619,087	$1,540,413	$1,451,102	$1,283,242
Expenses to average net assets	0.87%	0.86%	0.88%	0.91%	0.91%
Net investment income (loss) to average net assets	1.18%	0.72%	1.04%	1.36%	1.39%
Portfolio turnover rate	33%	35%	51%	45%	46%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $7,515.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,896,679	$—	$—	$—	$1,896,679
U.S. Government Obligations	4,137,021	—	—	—	4,137,021
Total Securities Lending Transactions	$6,033,700	$—	$—	$—	$6,033,700
Total Borrowings	$6,033,700	$—	$—	$—	$6,033,700

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(63,195)	$—	$—	$(63,195)
Total	$—	$—	$(63,195)	$—	$—	$(63,195)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement..
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$102,561	$—	$(1,493,881)	$—	$—	$(1,391,320)
Total	$102,561	$—	$(1,493,881)	$—	$—	$(1,391,320)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$21,470	$—	$(242,906)	$—	$—	$(221,436)
Total	$21,470	$—	$(242,906)	$—	$—	$(221,436)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$11,133,815
Average notional value of contracts – short	(2,162,817)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $ 500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2023
Service Class	1.00	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 404,791,135	$ 97,113,985	$ 569,707,340	$ 128,990,553

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,506,834,120	$ 199,501,660	$ (107,390,182)	$ 92,111,478

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 34,300,708	$ 179,475,417	$ —	$ 28,200,027	$ 99,743,369	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,914,666	$ 50,985,756	$ —	$ —	$ (1,400)	$ 92,111,478

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio, (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $179,475,417 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Geopolitics took center stage in early 2022 as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves.

Risk assets were challenged throughout the first half of 2022, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence during the year. Developed market central banks maintained their hawkish stance with their sights set on combatting historic levels of inflation. Most notably, in the U.S., the Consumer Price Index increased 8.6% year-on-year in May. This prompted the Federal Reserve (“Fed”) to hike interest rates by 75 basis points in June, the first time since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of 2022. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 75 basis point policy rate hike in November, the Fed adjusted its policy rate upward by 50 basis points in December.

PERFORMANCE

For the year ended December 31, 2022, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned -19.42%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned -18.11% and -16.65%, respectively.

STRATEGY REVIEW

With volatility high throughout the fiscal year ended December 31, 2022, Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2022 overweight equity as the VIX Index was stable and equities rallied throughout 2021. However, the Portfolio quickly de-risked in late January 2022 and again in February 2022 in response to the uptick in volatility driven by Russia’s invasion of Ukraine. After a brief overweight in April, the Portfolio did not move overweight equities again during the year, de-risking to its largest underweights from September into November, in response to a more hawkish Fed and recessionary fears. The Portfolio ended 2022 underweight equities as a result. The Portfolio’s managed volatility strategy detracted from performance. The dynamic equity adjustments detracted as bouts of volatility caused whipsaw returns during the year, and the downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, modestly contributed to performance. Consistent with managing downside risk, the S&P 500® Index put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance in 2022. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, were positive for performance over the year. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities and high-yield corporate credit, which was partially facilitated using credit default swaps and swaptions, detracted from performance as credit spreads widened broadly.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Paul-James (“PJ”) White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	45.0%
Corporate Debt Securities	20.2
U.S. Government Obligations	14.8
U.S. Government Agency Obligations	10.5
Asset-Backed Securities	4.3
Mortgage-Backed Securities	3.8
Other Investment Company	2.6
Foreign Government Obligations	1.7
Short-Term U.S. Government Obligation	1.6
Over-the-Counter Options Purchased	1.2
Municipal Government Obligations	0.5
Loan Assignments	0.3
Net Other Assets (Liabilities) ^	(6.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.19
Duration †	4.00

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(19.42)%	0.96%	3.96%	05/01/2009
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(16.65)%	4.04%	6.20%
Service Class	(19.65)%	0.72%	3.70%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg US Government/Credit Index, 35% S&P 500® Index, 10% MSCI EAFE Index, 10% Bloomberg Long Government Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$967.80	$4.22	$1,020.90	$4.33	0.85%
Service Class	1,000.00	966.70	5.45	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 4.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 5.17% (A), 05/25/2034	$79,293	$78,182
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 4.99% (A), 04/14/2029 (B)	213,953	212,649
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 5.54% (A), 11/10/2030 (B)	1,800,000	1,774,242
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 5.13% (A), 07/15/2030 (B)	299,982	296,157
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month LIBOR + 1.10%, 5.42% (A), 05/15/2036 (B)	500,000	485,400
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 5.26% (A), 01/15/2037 (B)	600,000	580,814
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 5.90% (A), 06/15/2031 (B)	1,200,000	1,173,848
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 5.45% (A), 06/25/2035	296,748	281,338
Gallatin CLO IX Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 5.33% (A), 01/21/2028 (B)	250,926	249,349
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.05%, 5.39% (A), 02/18/2038 (B)	800,000	772,684
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 5.24% (A), 07/20/2030 (B)	385,265	379,426
LCM XXV Ltd. Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 5.06% (A), 07/20/2030 (B)	791,432	775,546
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 5.49% (A), 06/15/2039 (B)	600,000	581,037
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 5.36% (A), 01/17/2037 (B)	700,000	674,584

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Man GLG Euro CLO VI DAC Series 6A, Class AR, 3-Month EURIBOR + 0.81%, 2.19% (A), 10/15/2032 (B)	EUR 499,719	$ 518,652
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month LIBOR + 1.04%, 5.12% (A), 10/15/2030 (B)	$400,000	391,932
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 5.21% (A), 10/25/2034	248,572	233,643
MidOcean Credit CLO VIII Series 2018-8A, Class A1R, 3-Month LIBOR + 1.05%, 5.73% (A), 02/20/2031 (B)	300,000	295,362
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 5.09% (A), 12/26/2031 (B)	8,677	8,620
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 5.34% (A), 11/25/2065 (B)	234,498	232,497
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 5.36% (A), 06/25/2035	104,729	104,286
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 5.35% (A), 10/23/2030 (B)	600,000	588,059
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 5.77% (A), 02/17/2032 (B)	407,480	404,515
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 5.45% (A), 07/20/2032 (B)	200,000	194,454
Sound Point CLO XV Ltd. Series 2017-1A, Class ARR, 3-Month LIBOR + 0.90%, 5.22% (A), 01/23/2029 (B)	224,016	221,148
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 5.34% (A), 07/25/2030 (B)	600,000	590,547
Sound Point CLO XVII Ltd. Series 2017-3A, Class A1R, 3-Month LIBOR + 0.98%, 5.22% (A), 10/20/2030 (B)	800,000	786,782
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 5.16% (A), 11/15/2038 (B)	800,000	766,263
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 5.46% (A), 02/15/2039 (B)	700,000	673,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 5.77% (A), 08/28/2029 (B)	$ 1,149,299	$ 1,134,118
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 5.70% (A), 06/20/2029 (B)	392,558	387,245
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 5.28% (A), 09/15/2030 (B)	298,794	293,343

Total Asset-Backed Securities (Cost $16,542,154)		16,140,442

CORPORATE DEBT SECURITIES - 20.2%
Aerospace & Defense - 0.1%
Boeing Co. 3.60%, 05/01/2034	200,000	160,557
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	300,000	271,501

		432,058

Airlines - 0.6%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	433,291	376,018
3.25%, 04/15/2030	144,282	112,108
3.50%, 08/15/2033	86,443	65,608
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	218,314	188,699
3.80%, 03/20/2033 (B)	287,758	259,667
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	150,763	122,188
United Airlines Pass-Through Trust
2.88%, 04/07/2030	662,121	563,871
3.10%, 04/07/2030	662,121	535,434

		2,223,593

Automobiles - 0.2%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	600,000	544,637

Banks - 4.9%
Banco Santander SA 3.49%, 05/28/2030	200,000	169,124
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (C)	400,000	396,222
Bank of America Corp. Fixed until 11/10/2027, 6.20% (A), 11/10/2028	500,000	515,527
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	692,704
Barclays PLC Fixed until 08/09/2025, 5.30% (A), 08/09/2026	1,000,000	993,340
BNP Paribas SA
Fixed until 01/20/2027, 2.59% (A), 01/20/2028 (B) (D)	200,000	176,182
Fixed until 02/25/2031 (E), 4.63% (A) (B)	400,000	309,041
Fixed until 08/16/2029 (E), 7.75% (A) (B)	700,000	691,250

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
Fixed until 02/18/2026 (E), 3.88% (A)	$ 1,400,000	$ 1,193,500
4.40%, 06/10/2025	1,200,000	1,178,799
Citizens Bank NA Fixed until 08/09/2027, 4.58% (A), 08/09/2028	400,000	386,767
HSBC Holdings PLC
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 600,000	623,470
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	$500,000	464,549
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	300,000	314,836
ING Groep NV Fixed until 03/28/2025, 3.87% (A), 03/28/2026	700,000	674,072
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	380,285
4.55%, 08/16/2028	1,400,000	1,319,543
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030	700,000	553,880
Fixed until 01/19/2027, 2.34% (A), 01/19/2028	500,000	440,709
Mizuho Financial Group, Inc.
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	500,000	433,597
Fixed until 09/13/2027, 5.41% (A), 09/13/2028 (D)	500,000	500,212
NatWest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	568,677
Fixed until 09/30/2027, 5.52% (A), 09/30/2028	500,000	495,005
Fixed until 11/10/2025, 7.47% (A), 11/10/2026	200,000	208,302
Nordea Bank Abp 5.38%, 09/22/2027 (B)	200,000	201,252
Santander Holdings USA, Inc. 3.45%, 06/02/2025	500,000	477,098
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	500,000	387,586
Societe Generale SA 4.68%, 06/15/2027 (B) (D)	800,000	778,992
Standard Chartered PLC Fixed until 11/16/2027, 7.77% (A), 11/16/2028 (B)	500,000	530,666
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (C) (D) (E)	EUR 735,350	754,724
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$1,000,000	792,952
Synchrony Bank 5.40%, 08/22/2025	500,000	493,134
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	500,000	463,630

		18,559,627

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	$ 300,000	$ 286,831
5.15%, 05/15/2038 (B)	100,000	90,799

		377,630

Biotechnology - 0.2%
Amgen, Inc.
4.20%, 02/22/2052	500,000	398,982
4.40%, 05/01/2045	500,000	420,487

		819,469

Building Products - 0.2%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	800,000	678,682

Capital Markets - 1.9%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	600,000	578,250
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (E)	300,000	267,000
Credit Suisse Group AG 3.75%, 03/26/2025	2,900,000	2,611,962
Deutsche Bank AG
Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (C)	EUR 300,000	252,063
Fixed until 05/28/2031, 3.04% (A), 05/28/2032 (G)	$ 500,000	380,312
Goldman Sachs Group, Inc. Fixed until 06/15/2026, 4.39% (A), 06/15/2027	200,000	193,060
JAB Holdings BV 2.20%, 11/23/2030 (B)	250,000	187,975
Lazard Group LLC 4.38%, 03/11/2029	100,000	92,558
Macquarie Group Ltd. Fixed until 08/09/2025, 5.11% (A), 08/09/2026 (B)	400,000	398,647
Moody’s Corp. 5.25%, 07/15/2044	100,000	96,639
Morgan Stanley Fixed until 10/18/2027, 6.30% (A), 10/18/2028	600,000	618,145
Nomura Holdings, Inc. 2.33%, 01/22/2027 (D)	600,000	526,177
State Street Corp. Fixed until 11/04/2027, 5.82% (A), 11/04/2028	100,000	103,429
UBS Group AG
4.13%, 09/24/2025 (B)	400,000	389,268
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	387,063

		7,082,548

Chemicals - 0.1%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	293,277
Syngenta Finance NV 4.44%, 04/24/2023 (B)	200,000	199,102

		492,379

Commercial Services & Supplies - 0.1%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	500,000	457,208

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.2%
American Express Co. 5.85%, 11/05/2027	$ 300,000	$ 311,995
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	300,000	258,369

		570,364

Containers & Packaging - 0.3%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	500,000	407,608
Berry Global, Inc.
1.57%, 01/15/2026	100,000	89,178
4.88%, 07/15/2026 (B)	700,000	672,957

		1,169,743

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 04/03/2026	300,000	286,868
Aircastle Ltd.
4.13%, 05/01/2024	200,000	193,370
4.25%, 06/15/2026	200,000	188,079
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	400,000	392,555
Blackstone Holdings Finance Co. LLC 5.90%, 11/03/2027 (B) (D)	400,000	402,417
Brookfield Finance, Inc. 3.90%, 01/25/2028	700,000	643,731
DAE Funding LLC
1.55%, 08/01/2024 (B)	300,000	279,288
2.63%, 03/20/2025 (B)	600,000	560,280
Doric Nimrod Air Alpha Pass-Through Trust 5.25%, 05/30/2025 (B)	12,700	12,603
Helios Leasing I LLC 1.56%, 09/28/2024	31,684	30,035
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	600,000	562,860
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	400,000	360,490

		3,912,576

Diversified Telecommunication Services - 0.1%
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	300,000	245,209
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	157,827

		403,036

Electric Utilities - 2.2%
Alabama Power Co. 4.15%, 08/15/2044	400,000	335,036
Arizona Public Service Co. 2.65%, 09/15/2050	200,000	117,142
Duke Energy Carolinas LLC 4.25%, 12/15/2041	400,000	347,373
Duke Energy Progress LLC 4.00%, 04/01/2052	200,000	161,246
Edison International 6.95%, 11/15/2029	200,000	209,277
ENEL Finance International NV 4.63%, 06/15/2027 (B)	600,000	568,401

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Entergy Mississippi LLC 2.85%, 06/01/2028	$ 1,300,000	$ 1,153,502
FirstEnergy Corp. 1.60%, 01/15/2026	600,000	529,500
Georgia Power Co.
3.25%, 03/15/2051	100,000	69,352
4.70%, 05/15/2032	600,000	580,571
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B) (D)	700,000	527,487
Northern States Power Co. 2.60%, 06/01/2051	100,000	64,034
Pacific Gas & Electric Co.
3.30%, 12/01/2027	100,000	88,409
3.50%, 06/15/2025	240,000	226,599
3.75%, 08/15/2042	800,000	539,486
4.25%, 03/15/2046	600,000	419,988
Southern California Edison Co.
3.90%, 03/15/2043	200,000	155,003
4.00%, 04/01/2047	900,000	706,079
4.05%, 03/15/2042	100,000	79,997
4.65%, 10/01/2043	100,000	87,039
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,020,076
Xcel Energy, Inc. 4.60%, 06/01/2032	300,000	287,402

		8,272,999

Electronic Equipment, Instruments & Components - 0.1%
Flex Ltd. 4.88%, 06/15/2029	300,000	283,017

Equity Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	700,000	664,415
American Tower Corp.
4.00%, 06/01/2025	1,250,000	1,219,025
4.05%, 03/15/2032	300,000	268,977
Digital Realty Trust LP 5.55%, 01/15/2028	400,000	403,287
Essex Portfolio LP 4.00%, 03/01/2029	700,000	639,444
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	600,000	548,578
Hudson Pacific Properties LP 5.95%, 02/15/2028 (D)	200,000	187,006
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	584,630
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	300,000	217,703
STORE Capital Corp. 2.75%, 11/18/2030	400,000	307,942
UDR, Inc. 3.00%, 08/15/2031	400,000	334,658
VICI Properties LP 4.75%, 02/15/2028	500,000	473,669

		5,849,334

Food & Staples Retailing - 0.0% (H)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	72,317	62,927

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 0.1%
Conagra Brands, Inc. 5.30%, 11/01/2038	$ 200,000	$ 190,532

Gas Utilities - 0.4%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	700,000	668,661
Southern California Gas Co. 4.13%, 06/01/2048	900,000	725,645

		1,394,306

Health Care Providers & Services - 1.0%
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	579,935
Banner Health 1.90%, 01/01/2031	400,000	316,729
CHRISTUS Health 4.34%, 07/01/2028	600,000	571,123
DaVita, Inc. 4.63%, 06/01/2030 (B)	100,000	80,270
Elevance Health, Inc. 5.50%, 10/15/2032	100,000	102,699
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	256,833
HCA, Inc. 4.13%, 06/15/2029	200,000	183,036
Humana, Inc. 5.75%, 03/01/2028	500,000	511,224
Nationwide Children’s Hospital, Inc. 4.56%, 11/01/2052	400,000	357,633
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	540,193
UnitedHealth Group, Inc. 5.35%, 02/15/2033	200,000	206,949

		3,706,624

Hotels, Restaurants & Leisure - 0.2%
GLP Capital LP / GLP Financing II, Inc. 5.38%, 04/15/2026	100,000	98,133
Marriott International, Inc. 2.85%, 04/15/2031	300,000	242,845
Sands China Ltd. 4.30%, 01/08/2026	400,000	369,116

		710,094

Insurance - 0.4%
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	400,000	399,456
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	200,000	164,363
First American Financial Corp. 4.30%, 02/01/2023	100,000	99,897
GA Global Funding Trust 2.90%, 01/06/2032 (B)	400,000	317,735
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	500,000	451,585

		1,433,036

Interactive Media & Services - 0.1%
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	300,000	277,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Internet & Direct Marketing Retail - 0.1%
Prosus NV 3.26%, 01/19/2027 (B)	$ 400,000	$ 358,074

IT Services - 0.2%
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028 (B)	100,000	88,596
Global Payments, Inc. 4.95%, 08/15/2027	800,000	777,416

		866,012

Life Sciences Tools & Services - 0.0% (H)
Illumina, Inc. 2.55%, 03/23/2031	200,000	160,635

Machinery - 0.1%
Weir Group PLC 2.20%, 05/13/2026 (B)	500,000	443,944

Media - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	1,200,000	1,023,066
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	100,000	58,078
4.20%, 03/15/2028	800,000	736,475
4.40%, 04/01/2033 (D)	400,000	343,482
4.80%, 03/01/2050	300,000	218,388
Comcast Corp. 2.94%, 11/01/2056	2,152,000	1,341,080
Discovery Communications LLC 4.00%, 09/15/2055	608,000	367,047
SES SA 3.60%, 04/04/2023 (B)	200,000	198,201

		4,285,817

Metals & Mining - 0.0% (H)
FMG Resources August 2006 Pty Ltd. 4.38%, 04/01/2031 (B)	200,000	166,337

Multi-Utilities - 0.1%
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	300,000	323,310
NiSource, Inc. 5.00%, 06/15/2052	200,000	182,758

		506,068

Oil, Gas & Consumable Fuels - 0.9%
Aker BP ASA 4.00%, 01/15/2031 (B)	200,000	176,064
Boardwalk Pipelines LP 3.40%, 02/15/2031	600,000	503,398
Energy Transfer LP
4.75%, 01/15/2026	100,000	97,502
5.80%, 06/15/2038	700,000	643,795
7.50%, 07/01/2038	150,000	160,030
Enterprise Products Operating LLC 3.20%, 02/15/2052	560,000	370,103
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (B)	100,000	72,199
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	500,000	484,280

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	$ 700,000	$ 615,969
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	200,000	167,970
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	200,000	214,005
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	40,000	38,424

		3,543,739

Pharmaceuticals - 0.4%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,394,367
Jazz Securities DAC 4.38%, 01/15/2029 (B)	200,000	178,230

		1,572,597

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	239,000	191,334
2.88%, 02/15/2025 (B)	100,000	92,333
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	84,000	82,930

		366,597

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	400,000	288,225
Micron Technology, Inc. 6.75%, 11/01/2029	200,000	203,852
Skyworks Solutions, Inc. 1.80%, 06/01/2026	400,000	352,217

		844,294

Software - 0.5%
Oracle Corp.
2.95%, 05/15/2025	1,250,000	1,186,859
6.15%, 11/09/2029 (G)	500,000	520,191

		1,707,050

Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman
4.13%, 01/15/2031	253,000	197,483
9.63%, 12/01/2032 (B)	357,600	392,216

		589,699

Tobacco - 0.1%
BAT Capital Corp. 7.75%, 10/19/2032	200,000	216,081

Trading Companies & Distributors - 0.1%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	535,000	503,009

Total Corporate Debt Securities (Cost $86,238,684)		76,033,486

FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Canada - 0.4%
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,599,761

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic - 0.1%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	$ 600,000	$ 498,045

Indonesia - 0.2%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	600,000	593,325

Japan - 0.6%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	2,400,000	2,342,256

Peru - 0.1%
Peru Government International Bonds
5.94%, 02/12/2029 (C)	PEN 700,000	168,856
5.94%, 02/12/2029 (B)	300,000	72,367
8.20%, 08/12/2026 (B)	1,200,000	330,486

		571,709

Republic of South Africa - 0.1%
Republic of South Africa Government International Bonds 4.85%, 09/30/2029	$300,000	267,000

Romania - 0.2%
Romania Government International Bonds
2.13%, 03/07/2028 (B)	EUR 400,000	356,098
2.63%, 12/02/2040 (B)	200,000	119,146
3.75%, 02/07/2034 (B)	200,000	159,497

		634,741

Total Foreign Government Obligations (Cost $7,240,049)		6,506,837

LOAN ASSIGNMENTS - 0.3%
Banks - 0.1%
BCPE Empire Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.63%, 9.05% (A), 06/11/2026	$297,750	291,547

Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (I) (J) (K)	715,893	605,171

IT Services - 0.1%
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 8.13% (A), 02/11/2028	294,750	283,942

Total Loan Assignments (Cost $1,287,306)		1,180,660

MORTGAGE-BACKED SECURITIES - 3.8%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	133,094	118,905
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 5.37% (A), 04/15/2036 (B)	700,000	683,955

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 5.68% (A), 02/15/2039 (B)	$ 800,000	$ 767,766
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.56%, 4.95% (A), 05/25/2037	271,799	261,313
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 4.99% (A), 05/25/2035	29,497	22,614
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	636,764
CSWF Corp. Series 2021-SOP2, Class A, 1-Month LIBOR + 0.97%, 5.28% (A), 06/15/2034 (B)	674,371	641,088
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,504,607
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 5.47% (A), 10/15/2043 (B)	300,000	285,697
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 5.40% (A), 07/15/2038 (B)	683,335	663,620
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.28% (A), 07/19/2035	59,905	43,596
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	843,698
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	776,573	741,520
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 5.07% (A), 04/25/2028	157,408	147,148
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	260,953	244,145
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,515,792
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 4.91% (A), 05/25/2035	19,456	18,532
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	867,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	$ 456,452	$ 424,455
Series 2020-RPL1, Class A1, 2.75% (A), 11/25/2059 (B)	259,441	236,668
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 5.41% (A), 11/15/2038 (B)	700,000	634,184
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 4.63% (A), 03/25/2035	278,223	209,759
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 3.95% (A), 10/20/2051 (B)	GBP 839,067	1,011,229
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 3.10% (A), 08/25/2046	$491,635	372,747
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,288,434

Total Mortgage-Backed Securities (Cost $15,565,889)		14,185,966

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	233,685
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	239,954
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	366,201

		839,840

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	500,000	415,666

Texas - 0.2%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	600,000	545,484

Total Municipal Government Obligations (Cost $2,131,734)		1,800,990

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
Federal Home Loan Bank SOFR + 0.02%, 4.32% (A), 01/06/2023 - 01/10/2023	7,600,000	7,600,011
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	433,763	426,930

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	$ 1,700,000	$ 1,586,003
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 3.36% (A), 01/15/2038	507,114	506,990
1-Month LIBOR + 0.40%, 4.72% (A), 02/15/2041 - 09/15/2045	467,022	456,579
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 0.00% (A), 01/15/2038	507,114	18,906
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 1.57% (A), 09/15/2043	601,825	54,911
Federal National Mortgage Association
3.50%, 06/01/2045	66,530	62,008
4.00%, 09/01/2050	1,613,947	1,528,765
4.50%, 04/01/2028 - 10/01/2041	158,143	156,698
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 4.94% (A), 02/25/2041	59,676	59,479
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	244,059	13,462
Government National Mortgage Association
4.00%, TBA (L)	2,000,000	1,894,612
4.50%, TBA (L)	700,000	679,656
Government National Mortgage Association REMIC
1-Month LIBOR + 0.80%, 4.58% (A), 06/20/2066	768,189	760,502
1-Month LIBOR + 0.80%, 4.64% (A), 05/20/2066	1,435,245	1,416,767
Tagua Leasing LLC 1.58%, 11/16/2024	36,223	34,992
Uniform Mortgage-Backed Security
3.00%, TBA (L)	5,800,000	5,100,635
3.50%, TBA (L)	1,200,000	1,092,102
4.00%, TBA (L)	15,300,000	14,365,881
4.50%, TBA (L)	1,600,000	1,541,250

Total U.S. Government Agency Obligations (Cost $40,126,057)		39,357,139

U.S. GOVERNMENT OBLIGATIONS - 14.8%
U.S. Treasury - 14.2%
U.S. Treasury Bonds
1.13%, 05/15/2040 (M)	5,060,000	3,191,160
1.38%, 11/15/2040 (M)	6,550,000	4,290,506
1.75%, 08/15/2041	13,800,000	9,513,914
1.88%, 02/15/2041 (M)	4,600,000	3,274,984
1.88%, 11/15/2051	410,000	262,304
2.00%, 11/15/2041	5,400,000	3,883,992
2.25%, 05/15/2041 (M)	1,300,000	984,242
2.25%, 08/15/2049 (M) (N)	420,000	297,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
2.25%, 02/15/2052	$ 900,000	$ 631,969
2.38%, 02/15/2042	500,000	384,492
2.88%, 11/15/2046 (D) (M)	1,598,000	1,290,885
2.88%, 05/15/2052	700,000	566,125
3.00%, 11/15/2045	70,000	58,026
3.00%, 02/15/2048 - 08/15/2048 (M)	3,420,000	2,828,691
3.00%, 08/15/2052 (D)	6,500,000	5,405,156
3.13%, 11/15/2041 - 05/15/2048 (M)	5,830,000	5,015,593
3.25%, 05/15/2042	2,800,000	2,471,438
3.38%, 08/15/2042	2,700,000	2,429,578
4.00%, 11/15/2042 (D)	2,100,000	2,069,485
4.38%, 05/15/2041 (M)	4,500,000	4,691,250

		53,541,777

U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	644,958	565,547
0.63%, 07/15/2032	1,743,435	1,598,603

		2,164,150

Total U.S. Government Obligations (Cost $68,610,039)		55,705,927

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.6%
U.S. Treasur y Bills 3.64% (O), 01/17/2023 (D)	5,900,000	5,891,559

Total Short-Term U.S. Government Obligation (Cost $5,890,691)		5,891,559

	Shares	Value
OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (O)	9,899,803	$ 9,899,803

Total Other Investment Company (Cost $9,899,803)		9,899,803

	Principal	Value
REPURCHASE AGREEMENTS - 45.0%
Fixed Income Clearing Corp., 1.80% (O), dated 12/30/2022, to be repurchased at $119,142,381 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $121,501,003.	$119,118,557	119,118,557
Goldman Sachs & Co., 4.22% (O), dated 12/21/2022, to be repurchased at $50,082,056 on 01/04/2023. Collateralized by a U.S. Government Agency Obligation, 0.38%, due 07/31/2027, and Cash with a total value of $51,076,918	50,000,000	50,000,000

Total Repurchase Agreements (Cost $169,118,557)		169,118,557

Total Investments Excluding Options Purchased (Cost $422,650,963)		395,821,366
Total Options Purchased - 1.1% (Cost $4,903,254)		4,310,880

Total Investments (Cost $427,554,217)		400,132,246
Net Other Assets (Liabilities) - (6.5)%		(24,334,623)

Net Assets - 100.0%		$375,797,623

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	MSC	USD	3,275.00	12/15/2023	USD	129,007,200	336	$4,903,254	$4,310,880

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	GSB	1-Year USD-SOFR	Receive	3.23%	01/23/2023	USD	600,000	$(1,485)	$(226)
Call - 10-Year	GSB	6-Month EURIBOR	Receive	2.07	06/09/2023	EUR	100,000	(1,011)	(277)
Call - 5-Year	JPM	1-Year USD-SOFR	Receive	3.20	01/12/2023	USD	2,900,000	(8,990)	(130)
Put - 10-Year	GSB	6-Month EURIBOR	Pay	3.14	06/09/2023	EUR	100,000	(1,426)	(3,313)
Put - 5-Year	GSB	1-Year USD-SOFR	Pay	3.73	01/23/2023	USD	600,000	(1,485)	(3,488)
Put - 5-Year	JPM	1-Year USD-SOFR	Pay	3.80	01/12/2023	USD	2,900,000	(8,990)	(8,645)

Total								$(23,387)	$(16,079)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(23,387)	$(16,079)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Buy Protection (P)
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 39	1.00%	Quarterly	12/20/2027	USD	27,200,000	$ (226,558)	$ 36,941	$ (263,499)

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 36	1.00%	Quarterly	12/20/2026	USD	644,000	$ (24,935)	$ (17,624)	$ (7,311)
MSCI Emerging Markets Index - Series 38	1.00	Quarterly	12/20/2027	USD	200,000	(11,635)	(15,672)	4,037

Total						$ (36,570)	$ (33,296)	$ (3,274)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	500,000	$(27,744)	$1	$(27,745)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,900,000	(104,701)	822	(105,523)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	2,900,000	513,331	—	513,331
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	1,900,000	321,163	—	321,163
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	2,000,000	545,881	(62,440)	608,321
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	2,200,000	589,560	(89,560)	679,120
BRL-CDI	Receive	12.98	Maturity	01/04/2027	BRL	9,300,000	19,182	—	19,182

Total							$1,856,672	$(151,177)	$2,007,849

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	76	03/31/2023	$15,586,628	$15,585,938	$—	$(690)
5-Year U.S. Treasury Notes	28	03/31/2023	3,023,380	3,022,031	—	(1,349)
10-Year U.S. Treasury Notes	200	03/22/2023	22,579,961	22,459,375	—	(120,586)
30-Year U.S. Treasury Bonds	116	03/22/2023	14,670,540	14,539,875	—	(130,665)
E-Mini Russell 2000® Index	210	03/17/2023	19,185,125	18,594,450	—	(590,675)
MSCI EAFE Index	397	03/17/2023	39,683,837	38,695,590	—	(988,247)
S&P 500® E-Mini Index	571	03/17/2023	114,326,419	110,231,550	—	(4,094,869)

Total					$—	$(5,927,081)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(249)	03/22/2023	$(29,567,367)	$(29,452,031)	$115,336	$—

Total Futures Contracts					$115,336	$(5,927,081)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BNP	03/21/2023	MXN	84,000	USD	4,168	$79	$—
BOA	01/19/2023	USD	49,171	PEN	189,110	—	(529)
BOA	02/22/2023	PEN	189,666	USD	49,171	522	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	01/04/2023	USD	5,379	BRL	28,230	$37	$—
CITI	01/04/2023	BRL	2,151,906	USD	404,000	3,218	—
CITI	01/10/2023	EUR	94,000	USD	100,205	490	—
CITI	02/01/2023	USD	1,477,593	PEN	5,892,641	—	(68,985)
CITI	04/10/2023	PEN	2,399,269	USD	599,817	26,427	—
GSB	01/04/2023	USD	398,476	BRL	2,123,676	—	(3,400)
GSB	04/04/2023	BRL	2,123,676	USD	391,501	3,536	—
HSBC	01/10/2023	USD	123,753	DKK	885,000	—	(3,746)
HSBC	01/10/2023	USD	2,584,540	EUR	2,466,000	—	(57,080)
HSBC	01/10/2023	USD	1,230,944	GBP	1,010,000	9,570	—
SCB	01/17/2023	PEN	94,536	USD	24,593	257	—
SCB	01/19/2023	PEN	188,633	USD	48,913	662	—

Total						$44,798	$(133,740)

INVESTMENT VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$16,140,442	$—	$16,140,442
Corporate Debt Securities	—	76,033,486	—	76,033,486
Foreign Government Obligations	—	6,506,837	—	6,506,837
Loan Assignments	—	1,180,660	—	1,180,660
Mortgage-Backed Securities	—	14,185,966	—	14,185,966
Municipal Government Obligations	—	1,800,990	—	1,800,990
U.S. Government Agency Obligations	—	39,357,139	—	39,357,139
U.S. Government Obligations	—	55,705,927	—	55,705,927
Short-Term U.S. Government Obligation	—	5,891,559	—	5,891,559
Other Investment Company	9,899,803	—	—	9,899,803
Repurchase Agreements	—	169,118,557	—	169,118,557
Over-the-Counter Options Purchased	4,310,880	—	—	4,310,880

Total Investments	$14,210,683	$385,921,563	$—	$400,132,246

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$1,989,117	$—	$1,989,117
Futures Contracts (U)	115,336	—	—	115,336
Forward Foreign Currency Contracts (U)	—	44,798	—	44,798

Total Other Financial Instruments	$115,336	$2,033,915	$—	$2,149,251

LIABILITIES
Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(16,079)	$—	$(16,079)
Centrally Cleared Credit Default Swap Agreements	—	(263,128)	—	(263,128)
Centrally Cleared Interest Rate Swap Agreements	—	(132,445)	—	(132,445)
Futures Contracts (U)	(5,927,081)	—	—	(5,927,081)
Forward Foreign Currency Contracts (U)	—	(133,740)	—	(133,740)

Total Other Financial Instruments	$(5,927,081)	$(545,392)	$—	$(6,472,473)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Loan Assignments (I)	$—	$—	$—	$605,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $54,152,251, representing 14.4% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $1,571,865, representing 0.4% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,006,670, collateralized by cash collateral of $9,899,803 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,473,734. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2022; the maturity dates disclosed are the ultimate maturity dates.
(G)	Restricted securities. At December 31, 2022, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG 3.04%, 05/28/2032	05/25/2021 - 06/21/2021	$503,936	$380,312	0.1%

Corporate Debt Securities	Oracle Corp. 6.15%, 11/09/2029	11/07/2022	499,525	520,191	0.1

Total			$1,003,461	$900,503	0.2%

(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period, the security utilized significant unobservable inputs.
(J)	Fixed rate loan commitment at December 31, 2022.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $1,346,691, representing 0.4% of the Portfolio’s net assets.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2022 was $0 at a weighted average interest rate of 0.00%.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $297,987.
(O)	Rates disclosed reflect the yields at December 31, 2022.
(P)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(T)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(U)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $258,435,660) (including securities loaned of $18,006,670)	$231,013,689
Repurchase agreement, at value (cost $169,118,557)	169,118,557
Cash	11,161
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,245,000
Futures contracts	9,310,000
Foreign currency, at value (cost $310,642)	298,125
Receivables and other assets:
Investments sold	29,451
When-issued, delayed-delivery, forward and TBA commitments sold	22,984,516
Net income from securities lending	2,977
Shares of beneficial interest sold	141
Interest	1,643,765
Variation margin receivable on centrally cleared swap agreements	75,196
Unrealized appreciation on forward foreign currency contracts	44,798
Other assets	1,749

Total assets	435,779,125

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,899,803
Cash collateral at broker for:
TBA commitments	750,000
Repurchase agreements	360,000
Written options and swaptions, at value (premium received $23,387)	16,079
Payables and other liabilities:
Investments purchased	147
When-issued, delayed-delivery, forward and TBA commitments purchased	47,637,652
Shares of beneficial interest redeemed	35,439
Investment management fees	263,566
Distribution and service fees	80,615
Transfer agent costs	453
Trustees, CCO and deferred compensation fees	3,957
Audit and tax fees	35,297
Custody fees	22,560
Legal fees	2,376
Printing and shareholder reports fees	56,898
Other accrued expenses	5,631
Variation margin payable on futures contracts	677,289
Unrealized depreciation on forward foreign currency contracts	133,740

Total liabilities	59,981,502

Net assets	$375,797,623

Net assets consist of:
Capital stock ($0.01 par value)	$430,358
Additional paid-in capital	472,388,353
Total distributable earnings (accumulated losses)	(97,021,088)

Net assets	$375,797,623

Net assets by class:
Initial Class	$5,024,411
Service Class	370,773,212

Shares outstanding:
Initial Class	563,970
Service Class	42,471,798

Net asset value and offering price per share:
Initial Class	$8.91
Service Class	8.73

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$9,944,686
Net income from securities lending	45,521

Total investment income	9,990,207

Expenses:
Investment management fees	3,469,074
Distribution and service fees:
Service Class	1,062,383
Transfer agent costs	4,472
Trustees, CCO and deferred compensation fees	18,131
Audit and tax fees	50,531
Custody fees	107,662
Legal fees	23,790
Other	36,751

Total expenses	4,772,794

Net investment income (loss)	5,217,413

Net realized gain (loss) on:
Investments	(6,477,693)
Written options and swaptions	139,827
Swap agreements	86,678
Futures contracts	(55,019,264)
Forward foreign currency contracts	406,272
Foreign currency transactions	(45,572)
TBA commitments	(17,158)

Net realized gain (loss)	(60,926,910)

Net change in unrealized appreciation (depreciation) on:
Investments	(34,946,695)
Written options and swaptions	(8,034)
Swap agreements	1,729,489
Futures contracts	(11,505,986)
Forward foreign currency contracts	(137,888)
Translation of assets and liabilities denominated in foreign currencies	(20,127)

Net change in unrealized appreciation (depreciation)	(44,889,241)

Net realized and change in unrealized gain (loss)	(105,816,151)

Net increase (decrease) in net assets resulting from operations	$(100,598,738)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$5,217,413	$2,012,327
Net realized gain (loss)	(60,926,910)	52,634,819
Net change in unrealized appreciation (depreciation)	(44,889,241)	(20,208,716)

Net increase (decrease) in net assets resulting from operations	(100,598,738)	34,438,430

Dividends and/or distributions to shareholders:
Initial Class	(553,764)	(493,953)
Service Class	(41,371,410)	(41,522,906)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(41,925,174)	(42,016,859)

Capital share transactions:
Proceeds from shares sold:
Initial Class	214,956	419,004
Service Class	1,376,641	3,504,765

	1,591,597	3,923,769

Dividends and/or distributions reinvested:
Initial Class	553,764	493,953
Service Class	41,371,410	41,522,906

	41,925,174	42,016,859

Cost of shares redeemed:
Initial Class	(535,875)	(533,257)
Service Class	(56,683,523)	(85,479,139)

	(57,219,398)	(86,012,396)

Net increase (decrease) in net assets resulting from capital share transactions	(13,702,627)	(40,071,768)

Net increase (decrease) in net assets	(156,226,539)	(47,650,197)

Net assets:
Beginning of year	532,024,162	579,674,359

End of year	$375,797,623	$532,024,162

Capital share transactions - shares:
Shares issued:
Initial Class	21,315	33,431
Service Class	133,246	285,434

	154,561	318,865

Shares reinvested:
Initial Class	58,724	40,257
Service Class	4,472,585	3,445,884

	4,531,309	3,486,141

Shares redeemed:
Initial Class	(53,367)	(42,772)
Service Class	(5,627,752)	(6,950,744)

	(5,681,119)	(6,993,516)

Net increase (decrease) in shares outstanding:
Initial Class	26,672	30,916
Service Class	(1,021,921)	(3,219,426)

	(995,249)	(3,188,510)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$12.31	$12.46		$12.62		$10.57		$12.67

Investment operations:
Net investment income (loss) (A)	0.15	0.08		0.03		0.23		0.23
Net realized and unrealized gain (loss)	(2.48)	0.74		1.07		1.87		(0.98)

Total investment operations	(2.33)	0.82		1.10		2.10		(0.75)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	—		(0.45)		(0.05)		(0.43)
Net realized gains	(0.98)	(0.97)		(0.81)		—		(0.92)

Total dividends and/or distributions to shareholders	(1.07)	(0.97)		(1.26)		(0.05)		(1.35)

Net asset value, end of year	$8.91	$12.31		$12.46		$12.62		$10.57

Total return	(19.42)%	6.62%		9.18%		19.90%		(6.75)%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,025	$6,616		$6,311		$6,386		$5,850
Expenses to average net assets	0.86%	0.86%		0.86%		0.91%		0.92%
Net investment income (loss) to average net assets	1.47%	0.60%		0.25%		1.96%		1.88%
Portfolio turnover rate	33%	38	%(B)	59	%(B)	50	%(B)	50	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$12.08	$12.27		$12.45		$10.42		$12.51

Investment operations:
Net investment income (loss) (A)	0.12	0.04		(0.00	)(B)	0.20		0.19
Net realized and unrealized gain (loss)	(2.43)	0.74		1.05		1.85		(0.96)

Total investment operations	(2.31)	0.78		1.05		2.05		(0.77)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	—		(0.42)		(0.02)		(0.40)
Net realized gains	(0.98)	(0.97)		(0.81)		—		(0.92)

Total dividends and/or distributions to shareholders	(1.04)	(0.97)		(1.23)		(0.02)		(1.32)

Net asset value, end of year	$8.73	$12.08		$12.27		$12.45		$10.42

Total return	(19.65)%	6.39%		8.86%		19.68%		(6.94)%

Ratio and supplemental data:
Net assets end of year (000’s)	$370,773	$525,408		$573,363		$583,749		$549,444
Expenses to average net assets	1.11%	1.11%		1.11%		1.16%		1.17%
Net investment income (loss) to average net assets	1.21%	0.36%		(0.00	)%(C)	1.71%		1.63%
Portfolio turnover rate	33%	38	%(D)	59	%(D)	50	%(D)	50	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2022. Open funded loan participations and assignments at December 31, 2022, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2022, the Portfolio earned price drop fee income of $0. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2022, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,306,416	$—	$—	$—	$2,306,416
U.S. Government Obligations	7,593,387	—	—	—	7,593,387
Total Securities Lending Transactions	$9,899,803	$—	$—	$—	$9,899,803
Total Borrowings	$9,899,803	$—	$—	$—	$9,899,803

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$4,310,880	$—	$—	$4,310,880
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	1,989,117	—	—	—	—	1,989,117
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	115,336	—	—	—	—	115,336
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	44,798	—	—	—	44,798
Total	$2,104,453	$44,798	$4,310,880	$—	$—	$6,460,131

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(16,079)	$—	$—	$—	$—	$(16,079)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(132,445)	—	—	(263,128)	—	(395,573)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(253,290)	—	(5,673,791)	—	—	(5,927,081)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(133,740)	—	—	—	(133,740)
Total	$(401,814)	$(133,740)	$(5,673,791)	$(263,128)	$—	$(6,472,473)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$1,362,576	$—	$—	$1,362,576
Written options and swaptions	139,827	—	—	—	—	139,827
Swap agreements	(24,320)	—	—	110,998	—	86,678
Futures contracts	(6,272,292)	—	(48,746,972)	—	—	(55,019,264)
Forward foreign currency contracts	—	406,272	—	—	—	406,272
Total	$(6,156,785)	$406,272	$(47,384,396)	$110,998	$—	$(53,023,911)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$1,599,866	$—	$—	$1,599,866
Written options and swaptions	7,308	—	—	(15,342)	—	(8,034)
Swap agreements	2,285,464	—	—	(555,975)	—	1,729,489
Futures contracts	(611,593)	—	(10,894,393)	—	—	(11,505,986)
Forward foreign currency contracts	—	(137,888)	—	—	—	(137,888)
Total	$1,681,179	$(137,888)	$(9,294,527)	$(571,317)	$—	$(8,322,553)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average value of option contracts purchased	$4,891,825
Average value of option contracts written	(14,227)
Average notional value of swaption contracts written	(1,847,238)
Credit default swaps:
Average notional value – buy protection	14,200,000
Average notional value – sell protection	9,533,095
Interest rate swaps:
Average notional value – pays fixed rate	13,315,385
Average notional value – receives fixed rate	6,079,691
Futures contracts:
Average notional value of contracts – long	247,557,991
Average notional value of contracts – short	(20,433,044)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	2,600,215
Average contract amounts sold – in USD	9,275,058

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$522	$(522)	$—	$—	$529	$(522)	$—	$7
BNP Paribas	79	—	—	79	—	—	—	—
Citibank, N.A.	30,172	(30,172)	—	—	68,985	(30,172)	—	38,813
Goldman Sachs Bank	3,536	(3,536)	—	—	10,704	(3,536)	—	7,168
HSBC Bank USA	9,570	(9,570)	—	—	60,826	(9,570)	—	51,256
JPMorgan Chase Bank, N.A.	—	—	—	—	8,775	—	—	8,775
Morgan Stanley & Co.	4,310,880	—	—	4,310,880	—	—	—	—
Standard Chartered Bank	919	—	—	919	—	—	—	—
Other Derivatives (C)	2,104,453	—	—	2,104,453	6,322,654	—	—	6,322,654

Total	$6,460,131	$(43,800)	$—	$6,416,331	$6,472,473	$(43,800)	$—	$6,428,673

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.91%	May 1, 2023
Service Class	1.16	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 42,499,748	$ 24,953,781	$ 74,840,275	$ 18,057,090

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, defaulted bond income accruals, swaps, straddle loss deferrals, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 427,428,202	$ 2,717,013	$ (32,347,292)	$ (29,630,279)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 28,215,256	$ 42,542,614

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,303,297	$ 23,621,877	$ —	$ 28,283,655	$ 13,733,204	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,778,399	$ —	$ (70,757,870)	$ —	$ (391,273)	$ (29,650,344)

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical — Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical — Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $23,621,877 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Geopolitics took center stage in early 2022 as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves.

Risk assets were challenged throughout the first half of 2022, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., the Consumer Price Index increased 8.6% year-on-year in May. This prompted the Federal Reserve (“Fed”) to hike interest rates by 75 basis points in June, the first time since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of 2022. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 75 basis point policy rate hike in November, the Federal Reserve adjusted its policy rate upward by 50 basis points in December.

PERFORMANCE

For the year ended December 31, 2022, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned -17.12%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned -18.11% and -16.62%, respectively.

STRATEGY REVIEW

With volatility high throughout the fiscal year ended December 31, 2022, Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2022 overweight equity as the VIX Index was stable and equities rallied throughout 2021. However, the Portfolio quickly de-risked in late January 2022 and again in February 2022 in response to the uptick in volatility driven by Russia’s invasion of Ukraine. After a brief overweight in April, the Portfolio did not move overweight equities again during the year, de-risking to its largest underweights from September into November, in response to a more hawkish Fed and recessionary fears. The Portfolio ended 2022 underweight equities as a result. The Portfolio’s managed volatility strategy contributed to performance. The dynamic equity adjustments detracted as bouts of volatility caused whipsaw returns during the year, although the downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, more than offset the dynamic equity adjustments. Consistent with managing downside risk, the S&P 500® Index put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance in 2022. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, were positive for performance over the year. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities and high-yield corporate credit, which was partially facilitated using credit default swaps and swaptions, detracted from performance as credit spreads widened broadly.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Paul-James (“PJ”) White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	39.1%
Corporate Debt Securities	24.8
U.S. Government Obligations	18.1
U.S. Government Agency Obligations	12.1
Asset-Backed Securities	5.4
Mortgage-Backed Securities	4.1
Other Investment Company	3.8
Foreign Government Obligations	2.0
Municipal Government Obligations	0.9
Over-the-Counter Options Purchased	0.4
Loan Assignments	0.3
Short-Term U.S. Government Obligation	0.2
Net Other Assets (Liabilities)^	(11.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.04
Duration †	5.17

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(17.12)%	1.34%	3.75%	05/01/2009
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(16.62)%	2.96%	4.86%
Service Class	(17.29)%	1.10%	3.49%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg US Government/Credit Index, 25% S&P 500® Index, 13% Bloomberg Long Government Credit Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$974.50	$4.28	$1,020.90	$4.38	0.86%
Service Class	1,000.00	973.80	5.52	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 5.4%
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 4.99% (A), 04/14/2029 (B)	$128,372	$127,590
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 5.54% (A), 11/10/2030 (B)	1,100,000	1,084,259
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 5.13% (A), 07/15/2030 (B)	199,988	197,438
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month LIBOR + 1.10%, 5.42% (A), 05/15/2036 (B)	300,000	291,240
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 5.26% (A), 01/15/2037 (B)	400,000	387,209
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 5.59% (A), 01/25/2045	63,519	62,575
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 5.90% (A), 06/15/2031 (B)	700,000	684,745
FORT CRE Issuer LLC Series 2022-FL3, Class A, 1-Month SOFR Average + 1.85%, 5.76% (A), 02/23/2039 (B)	400,000	390,596
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 5.45% (A), 06/25/2035	222,561	211,003
Gallatin CLO IX Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 5.33% (A), 01/21/2028 (B)	150,556	149,609
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.05%, 5.39% (A), 02/18/2038 (B)	400,000	386,342
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 5.24% (A), 07/20/2030 (B)	288,949	284,570
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 5.49% (A), 06/15/2039 (B)	400,000	387,358
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 5.36% (A), 01/17/2037 (B)	500,000	481,846
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month LIBOR + 1.04%, 5.12% (A), 10/15/2030 (B)	300,000	293,949

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 5.21% (A), 10/25/2034	$ 177,551	$ 166,888
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month LIBOR + 0.93%, 5.32% (A), 07/25/2035	123,090	118,677
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 5.09% (A), 12/26/2031 (B)	5,785	5,747
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 5.34% (A), 11/25/2065 (B)	146,561	145,310
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 5.36% (A), 06/25/2035	65,456	65,179
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 5.35% (A), 10/23/2030 (B)	400,000	392,039
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 5.77% (A), 02/17/2032 (B)	214,463	212,903
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 5.45% (A), 07/20/2032 (B)	100,000	97,227
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 5.34% (A), 07/25/2030 (B)	400,000	393,698
Sound Point CLO XVII Ltd. Series 2017-3A, Class A1R, 3-Month LIBOR + 0.98%, 5.22% (A), 10/20/2030 (B)	600,000	590,086
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 5.16% (A), 11/15/2038 (B)	400,000	383,131
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 5.33% (A), 04/25/2031 (B)	200,000	197,139
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 5.46% (A), 02/15/2039 (B)	500,000	481,229
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 5.57% (A), 07/30/2032 (B)	400,000	389,488
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 5.77% (A), 08/28/2029 (B)	707,261	697,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 5.70% (A), 06/20/2029 (B)	$ 300,192	$ 296,129
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 5.28% (A), 09/15/2030 (B)	248,995	244,453
VMC Finance LLC Series 2022-FL5, Class A, 1-Month SOFR Average + 1.90%, 5.71% (A), 02/18/2039 (B)	400,000	389,043

Total Asset-Backed Securities (Cost $10,931,606)		10,686,614

CORPORATE DEBT SECURITIES - 24.8%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	200,000	181,001

Airlines - 0.7%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	288,861	250,679
3.25%, 04/15/2030	72,141	56,054
3.50%, 08/15/2033	86,443	65,608
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	145,543	125,800
3.80%, 03/20/2033 (B)	143,879	129,834
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	61,152	54,499
United Airlines Pass-Through Trust
2.88%, 04/07/2030	367,845	313,261
3.10%, 04/07/2030	367,845	297,463

		1,293,198

Automobiles - 0.2%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	400,000	363,091

Banks - 6.2%
Banco de Credito del Peru SA 4.65%, 09/17/2024 (B)	PEN 1,300,000	318,430
Banco Santander SA 3.49%, 05/28/2030	$200,000	169,124
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (C)	300,000	297,166
Bank of America Corp. Fixed until 11/10/2027, 6.20% (A), 11/10/2028	300,000	309,316
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	395,831
Barclays PLC
Fixed until 08/09/2025, 5.30% (A), 08/09/2026	600,000	596,004
Fixed until 11/02/2027, 7.39% (A), 11/02/2028	400,000	416,965
BNP Paribas SA
Fixed until 01/20/2027, 2.59% (A), 01/20/2028 (B)	200,000	176,182
Fixed until 02/25/2031 (D), 4.63% (A) (B)	200,000	154,520

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
Fixed until 02/18/2026 (D), 3.88% (A)	$ 900,000	$ 767,250
4.40%, 06/10/2025	300,000	294,700
HSBC Holdings PLC
Fixed until 05/24/2026, 1.59% (A), 05/24/2027	300,000	259,042
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 400,000	415,647
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	$400,000	371,639
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	300,000	314,836
JPMorgan Chase & Co.
Fixed until 11/19/2030, 1.76% (A), 11/19/2031	1,000,000	760,517
Fixed until 01/25/2032, 2.96% (A), 01/25/2033	500,000	407,771
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	190,143
4.55%, 08/16/2028	1,000,000	942,531
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030	500,000	395,629
Fixed until 01/19/2027, 2.34% (A), 01/19/2028	300,000	264,425
Mizuho Financial Group, Inc. Fixed until 09/13/2027, 5.41% (A), 09/13/2028 (E)	500,000	500,212
NatWest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	400,000	379,118
Fixed until 09/30/2027, 5.52% (A), 09/30/2028	400,000	396,004
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	381,679
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	155,034
Societe Generale SA
Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	174,000
4.68%, 06/15/2027 (B) (E)	200,000	194,748
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (C) (D) (E)	EUR 420,200	431,271
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$600,000	475,771
Synchrony Bank 5.40%, 08/22/2025	300,000	295,880
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	310,204
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	300,000	278,178

		12,189,767

Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	150,000	143,415
5.15%, 05/15/2038 (B)	100,000	90,799

		234,214

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
Amgen, Inc.
4.20%, 02/22/2052	$ 300,000	$ 239,389
4.40%, 05/01/2045	300,000	252,292

		491,681

Building Products - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	600,000	509,011

Capital Markets - 2.1%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	400,000	385,500
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	200,000	178,000
Credit Suisse Group AG 3.75%, 03/26/2025	900,000	810,609
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (A), 11/24/2026 (G)	200,000	176,606
Fixed until 10/07/2031, 3.74% (A), 01/07/2033	200,000	142,860
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 6.12% (A), 10/28/2027	700,000	712,227
JAB Holdings BV 2.20%, 11/23/2030 (B)	550,000	413,544
Macquarie Group Ltd. Fixed until 08/09/2025, 5.11% (A), 08/09/2026 (B)	300,000	298,985
Morgan Stanley Fixed until 10/18/2027, 6.30% (A), 10/18/2028	400,000	412,097
State Street Corp. Fixed until 11/04/2027, 5.82% (A), 11/04/2028	100,000	103,429
UBS Group AG
4.13%, 09/24/2025 (B)	200,000	194,634
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	387,063

		4,215,554

Chemicals - 0.2%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (B)	200,000	165,029
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	195,518

		360,547

Commercial Services & Supplies - 0.1%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	200,000	182,883

Communications Equipment - 0.2%
Motorola Solutions, Inc. 2.30%, 11/15/2030	400,000	313,546

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	300,000	247,419

Consumer Finance - 0.1%
American Express Co. 5.85%, 11/05/2027	100,000	103,998

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	$ 200,000	$ 172,246

		276,244

Containers & Packaging - 0.4%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	300,000	244,565
Berry Global, Inc. 4.88%, 07/15/2026 (B)	500,000	480,684

		725,249

Diversified Financial Services - 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 04/03/2026	200,000	191,245
Aircastle Ltd. 2.85%, 01/26/2028 (B)	100,000	81,924
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	300,000	294,416
Blackstone Holdings Finance Co. LLC 5.90%, 11/03/2027 (B) (E)	300,000	301,813
Brookfield Finance, Inc. 3.90%, 01/25/2028	500,000	459,808
DAE Funding LLC
1.55%, 08/01/2024 (B)	200,000	186,192
2.63%, 03/20/2025 (B)	400,000	373,520
Helios Leasing I LLC 1.56%, 09/28/2024	31,684	30,035
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	400,000	375,240
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	200,000	180,245

		2,474,438

Diversified Telecommunication Services - 0.2%
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	200,000	163,472
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	157,827

		321,299

Electric Utilities - 2.7%
Alabama Power Co.
3.45%, 10/01/2049	300,000	217,473
4.15%, 08/15/2044	100,000	83,759
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	58,571
CenterPoint Energy Houston Electric LLC 3.35%, 04/01/2051	100,000	74,139
Duke Energy Progress LLC 4.00%, 04/01/2052	200,000	161,246
Edison International 6.95%, 11/15/2029	100,000	104,638
ENEL Finance International NV 4.63%, 06/15/2027 (B)	400,000	378,934
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	976,040
Georgia Power Co. 4.70%, 05/15/2032	400,000	387,047
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B) (E)	400,000	301,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	$ 200,000	$ 155,678
NRG Energy, Inc. 2.45%, 12/02/2027 (B)	200,000	165,939
Pacific Gas & Electric Co.
3.50%, 06/15/2025	120,000	113,300
3.75%, 08/15/2042	100,000	67,436
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	539,781
Southern California Edison Co.
3.90%, 03/15/2043	100,000	77,501
4.00%, 04/01/2047	600,000	470,720
4.05%, 03/15/2042	100,000	79,997
4.65%, 10/01/2043	100,000	87,039
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	612,046
Xcel Energy, Inc. 4.60%, 06/01/2032	200,000	191,601

		5,304,306

Electronic Equipment, Instruments & Components - 0.1%
Flex Ltd. 4.88%, 06/15/2029	170,000	160,376

Equity Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	200,000	189,833
American Tower Corp.
4.00%, 06/01/2025	300,000	292,566
4.05%, 03/15/2032 (E)	300,000	268,977
Digital Realty Trust LP 5.55%, 01/15/2028	200,000	201,643
Essex Portfolio LP 4.00%, 03/01/2029	500,000	456,746
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	400,000	365,719
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	417,593
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	200,000	145,135
STORE Capital Corp. 2.75%, 11/18/2030	300,000	230,956
UDR, Inc. 3.00%, 08/15/2031	300,000	250,994
VICI Properties LP 4.75%, 02/15/2028	300,000	284,202
VICI Properties LP / VICI Note Co., Inc. 3.88%, 02/15/2029 (B)	500,000	440,271

		3,544,635

Gas Utilities - 0.4%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	300,000	286,569
Southern California Gas Co. 4.13%, 06/01/2048	500,000	403,136

		689,705

Health Care Providers & Services - 1.3%
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	386,624

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Banner Health 1.90%, 01/01/2031	$ 300,000	$ 237,547
Centene Corp. 2.50%, 03/01/2031	200,000	156,495
CHRISTUS Health 4.34%, 07/01/2028	300,000	285,561
DaVita, Inc. 4.63%, 06/01/2030 (B)	100,000	80,270
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B) (E)	200,000	147,011
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	171,222
HCA, Inc. 4.13%, 06/15/2029	100,000	91,518
Humana, Inc. 5.75%, 03/01/2028	300,000	306,735
Nationwide Children’s Hospital, Inc. 4.56%, 11/01/2052	300,000	268,225
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	308,681
UnitedHealth Group, Inc. 5.35%, 02/15/2033	100,000	103,474

		2,543,363

Hotels, Restaurants & Leisure - 0.3%
GLP Capital LP / GLP Financing II, Inc. 5.38%, 04/15/2026	100,000	98,133
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	184,007
Marriott International, Inc. 2.85%, 04/15/2031	200,000	161,896
Sands China Ltd. 5.90%, 08/08/2028	200,000	187,698

		631,734

Industrial Conglomerates - 0.1%
General Electric Co. 3-Month LIBOR + 3.33%, 8.10% (A), 03/15/2023 (D)	100,000	98,244

Insurance - 0.4%
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	200,000	199,728
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	82,182
GA Global Funding Trust 2.90%, 01/06/2032 (B)	200,000	158,867
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	300,000	270,951

		711,728

Interactive Media & Services - 0.1%
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	200,000	184,742

Internet & Direct Marketing Retail - 0.1%
Prosus NV 3.26%, 01/19/2027 (B)	300,000	268,556

Life Sciences Tools & Services - 0.0% (H)
Illumina, Inc. 2.55%, 03/23/2031	100,000	80,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 1.2%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	$ 700,000	$ 596,789
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	200,000	116,156
4.20%, 03/15/2028	500,000	460,297
4.40%, 04/01/2033 (E)	200,000	171,741
4.80%, 03/01/2050	300,000	218,388
Comcast Corp. 2.94%, 11/01/2056	672,000	418,776
Cox Communications, Inc. 2.95%, 10/01/2050 (B)	200,000	120,657
Discovery Communications LLC 4.00%, 09/15/2055	365,000	220,349

		2,323,153

Metals & Mining - 0.0% (H)
FMG Resources August 2006 Pty Ltd. 4.38%, 04/01/2031 (B)	100,000	83,168

Multi-Utilities - 0.4%
Black Hills Corp. 2.50%, 06/15/2030	400,000	322,029
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	200,000	215,540
NiSource, Inc. 5.00%, 06/15/2052	100,000	91,379
San Diego Gas & Electric Co. 1.70%, 10/01/2030	300,000	237,926

		866,874

Oil, Gas & Consumable Fuels - 1.4%
Aker BP ASA 3.75%, 01/15/2030 (B)	200,000	176,410
Boardwalk Pipelines LP 3.40%, 02/15/2031	400,000	335,598
Energy Transfer LP
4.75%, 01/15/2026	40,000	39,001
5.80%, 06/15/2038	500,000	459,853
7.50%, 07/01/2038	100,000	106,686
Enterprise Products Operating LLC 3.20%, 02/15/2052	370,000	244,533
Kinder Morgan, Inc. 7.75%, 01/15/2032 (E)	400,000	450,055
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	300,000	290,568
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	400,000	351,982
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	200,000	167,970
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	107,003
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	20,000	19,212

		2,748,871

Pharmaceuticals - 0.5%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	871,480

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Jazz Securities DAC 4.38%, 01/15/2029 (B)	$ 200,000	$ 178,230

		1,049,710

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	159,000	127,289
2.88%, 02/15/2025 (B)	100,000	92,333
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	56,000	55,287

		274,909

Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	300,000	216,168
Micron Technology, Inc. 6.75%, 11/01/2029	100,000	101,926
NXP BV / NXP Funding LLC / NXP USA, Inc. 5.00%, 01/15/2033	100,000	94,710
Skyworks Solutions, Inc. 0.90%, 06/01/2023	300,000	294,062

		706,866

Software - 0.4%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	170,000	154,276
Oracle Corp.
2.95%, 05/15/2025	290,000	275,351
6.15%, 11/09/2029 (G)	300,000	312,115

		741,742

Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman
4.13%, 01/15/2031	145,000	113,182
9.63%, 12/01/2032 (B)	204,000	223,747

		336,929

Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. 4.25%, 03/15/2029 (B)	300,000	254,130

Tobacco - 0.1%
BAT Capital Corp. 7.75%, 10/19/2032	100,000	108,041
Imperial Brands Finance PLC 3.50%, 07/26/2026 (B)	200,000	184,032

		292,073

Trading Companies & Distributors - 0.1%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	306,000	287,702

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc. 2.25%, 11/15/2031	200,000	157,830

Total Corporate Debt Securities (Cost $55,642,536)		48,720,806

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Canada - 0.4%
Province of Quebec 2.50%, 04/20/2026	900,000	846,932

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic - 0.2%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	$ 400,000	$ 332,030

Indonesia - 0.2%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	400,000	395,550

Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	1,400,000	1,366,316

Peru - 0.2%
Peru Government International Bonds
5.94%, 02/12/2029 (C)	PEN 200,000	48,245
5.94%, 02/12/2029 (B)	400,000	96,489
8.20%, 08/12/2026 (B)	600,000	165,243

		309,977

Republic of South Africa - 0.1%
Republic of South Africa Government International Bonds 4.85%, 09/30/2029	$ 300,000	267,000

Romania - 0.2%
Romania Government International Bonds
2.13%, 03/07/2028 (B)	EUR 300,000	267,074
2.63%, 12/02/2040 (B)	100,000	59,573
3.75%, 02/07/2034 (B)	100,000	79,748

		406,395

Total Foreign Government Obligations (Cost $4,357,343)		3,924,200

LOAN ASSIGNMENTS - 0.3%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (I) (J) (K)	$ 460,217	389,038

Hotels, Restaurants & Leisure - 0.0% (H)
IRB Holding Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 7.32% (A), 12/15/2027	98,250	95,088

IT Services - 0.1%
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 8.13% (A), 02/11/2028	196,500	189,295

Total Loan Assignments (Cost $746,308)		673,421

MORTGAGE-BACKED SECURITIES - 4.1%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	88,730	79,270
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 5.37% (A), 04/15/2036 (B)	500,000	488,539

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.05% (A), 05/25/2034	$ 3,829	$ 3,563
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 3.73% (A), 09/25/2035	133,931	82,475
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 5.68% (A), 02/15/2039 (B)	400,000	383,883
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.56%, 4.95% (A), 05/25/2037	175,160	168,402
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	400,000	363,865
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	200,000	170,851
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	940,380
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 5.47% (A), 10/15/2043 (B)	200,000	190,464
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.28% (A), 07/19/2035	39,937	29,064
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	562,465
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	388,286	370,760
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 5.07% (A), 04/25/2028	84,758	79,234
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	173,968	162,763
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	852,633
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 4.91% (A), 05/25/2035	10,300	9,811
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	607,411
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	355,018	330,132

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	$ 155,664	$ 142,001
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 5.41% (A), 11/15/2038 (B)	500,000	452,989
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 3.95% (A), 10/20/2051 (B)	GBP 503,440	606,737
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 3.10% (A), 08/25/2046	$ 347,036	263,116
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	773,060

Total Mortgage-Backed Securities (Cost $8,999,183)		8,113,868

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
California - 0.4%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	233,685
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	239,954
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	366,201

		839,840

Illinois - 0.2%
Sales Tax Securitization Corp., Revenue Bonds, Series B, 3.24%, 01/01/2042	400,000	303,953

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	300,000	249,400

Texas - 0.2%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	300,000	272,742

Total Municipal Government Obligations (Cost $1,972,003)		1,665,935

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
Federal Home Loan Bank SOFR + 0.02%, 4.32% (A), 01/06/2023 - 01/10/2023	2,600,000	2,600,003
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	269,175	264,935

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	$ 1,000,000	$ 932,943
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 3.36% (A), 01/15/2038	279,787	279,719
1-Month LIBOR + 0.40%, 4.72% (A), 02/15/2041 - 09/15/2045	143,973	140,743
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 0.00% (A), 01/15/2038	279,787	10,431
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 1.57% (A), 09/15/2043	365,394	33,339
Federal National Mortgage Association
3.50%, 06/01/2045	53,224	49,607
4.00%, 09/01/2048	49,862	47,603
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 4.94% (A), 02/25/2041	46,415	46,262
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	152,537	8,414
Government National Mortgage Association
4.00%, TBA (L)	700,000	663,114
4.50%, TBA (L)	300,000	291,281
Government National Mortgage Association REMIC
1-Month LIBOR + 0.80%, 4.58% (A), 06/20/2066	432,106	427,782
1-Month LIBOR + 0.80%, 4.64% (A), 05/20/2066	791,859	781,664
Tagua Leasing LLC 1.58%, 11/16/2024	36,223	34,992
Uniform Mortgage-Backed Security
2.50%, TBA (L)	200,000	169,593
3.00%, TBA (L)	2,400,000	2,110,608
3.50%, TBA (L)	1,400,000	1,274,119
4.00%, TBA (L)	8,000,000	7,511,572
4.50%, TBA (L)	1,600,000	1,541,250
5.00%, TBA (L)	4,500,000	4,437,422

Total U.S. Government Agency Obligations (Cost $23,979,063)		23,657,396

U.S. GOVERNMENT OBLIGATIONS - 18.1%
U.S. Treasury - 17.4%
U.S. Treasury Bonds
1.13%, 05/15/2040	270,000	170,279
1.13%, 08/15/2040 (M)	700,000	438,047
1.75%, 08/15/2041	12,400,000	8,548,734
1.88%, 02/15/2041 (M)	4,800,000	3,417,375
2.00%, 11/15/2041	6,800,000	4,890,953
2.25%, 05/15/2041	700,000	529,977
3.00%, 02/15/2048 - 08/15/2048 (M)	2,000,000	1,653,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.00%, 08/15/2052 (E)	$ 3,300,000	$ 2,744,156
3.13%, 11/15/2041 - 05/15/2048 (M)	5,060,000	4,350,208
3.25%, 05/15/2042	1,400,000	1,235,719
3.38%, 08/15/2042	1,300,000	1,169,797
4.00%, 11/15/2042 (E)	2,600,000	2,562,219
4.38%, 05/15/2041 (M)	2,300,000	2,397,750

		34,108,529

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	429,972	377,032
0.63%, 07/15/2032	1,128,105	1,034,390

		1,411,422

Total U.S. Government Obligations (Cost $43,526,464)		35,519,951

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
U.S. Treasury Bills 4.22% (N), 02/16/2023 (E)	384,000	382,090

Total Short-Term U.S. Government Obligation (Cost $381,976)		382,090

	Shares	Value
OTHER INVESTMENT COMPANY - 3.8%
Securities Lending Collateral - 3.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (N)	7,451,219	7,451,219

Total Other Investment Company (Cost $7,451,219)		7,451,219

	Principal	Value
REPURCHASE AGREEMENT - 39.1%
Fixed Income Clearing Corp., 1.80% (N), dated 12/30/2022, to be repurchased at $76,846,782 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $78,368,111.	$76,831,416	$ 76,831,416

Total Repurchase Agreement (Cost $76,831,416)		76,831,416

Total Investments Excluding Options Purchased (Cost $234,819,117)		217,626,916
Total Options Purchased - 0.4% (Cost $831,802)		731,310

Total Investments (Cost $235,650,919)		218,358,226
Net Other Assets (Liabilities) - (11.2)%		(21,918,618)

Net Assets - 100.0%		$ 196,439,608

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	MSC	USD	3,275.00	12/15/2023	USD	5,700	57	$831,802	$731,310

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 10-Year	GSB	6-Month EURIBOR	Receive	2.07%	06/09/2023	EUR	200,000	$(2,023)	$(555)
Call - 5-Year	JPM	1-Year USD-SOFR	Receive	3.20	01/12/2023	USD	1,500,000	(4,650)	(67)
Call - 5-Year	GSB	1-Year USD-SOFR	Receive	3.23	01/23/2023	USD	100,000	(248)	(38)
Put - 10-Year	GSB	6-Month EURIBOR	Pay	3.14	06/09/2023	EUR	200,000	(2,853)	(6,626)
Put - 5-Year	GSB	1-Year USD-SOFR	Pay	3.73	01/23/2023	USD	100,000	(248)	(581)
Put - 5-Year	JPM	1-Year USD-SOFR	Pay	3.80	01/12/2023	USD	1,500,000	(4,650)	(4,472)

Total								$(14,672)	$(12,339)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(14,672)	$(12,339)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Buy Protection (O)
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (P)		Value (Q)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 39	1.00%	Quarterly	12/20/2027	USD	12,600,000	$(104,949)	$(15,468)	$(89,481)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (P)		Value (Q)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 38	1.00%	Quarterly	12/20/2027	USD	300,000	$(17,452)	$(23,855)	$6,403

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	300,000	$(16,646)	$1	$(16,647)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,200,000	(66,127)	514	(66,641)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	1,900,000	336,320	—	336,320
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	1,200,000	202,840	—	202,840
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	1,500,000	409,411	(46,830)	456,241
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	1,400,000	375,174	(56,993)	432,167
BRL-CDI	Receive	12.98	Maturity	01/04/2027	BRL	6,200,000	12,788	—	12,788

Total							$1,253,760	$(103,308)	$1,357,068

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	23	03/31/2023	$4,717,186	$4,716,797	$—	$(389)
5-Year U.S. Treasury Notes	61	03/31/2023	6,586,651	6,583,711	—	(2,940)
10-Year U.S. Treasury Notes	53	03/22/2023	5,965,885	5,951,734	—	(14,151)
30-Year U.S. Treasury Bonds	108	03/22/2023	13,658,778	13,537,125	—	(121,653)
E-Mini Russell 2000® Index	109	03/17/2023	9,958,237	9,651,405	—	(306,832)
MSCI EAFE Index	103	03/17/2023	10,296,135	10,039,410	—	(256,725)
S&P 500® E-Mini Index	52	03/17/2023	10,412,680	10,038,600	—	(374,080)

Total					$—	$(1,076,770)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(126)	03/22/2023	$(14,969,830)	$(14,903,437)	$66,393	$—

Total Futures Contracts					$66,393	$(1,076,770)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BNP	03/21/2023	MXN	61,000	USD	3,027	$57	$—
CITI	01/04/2023	USD	3,849	BRL	20,200	26	—
CITI	01/04/2023	BRL	1,443,482	USD	271,000	2,159	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	01/25/2023	USD	332,857	PEN	1,314,384	$—	$(12,340)
CITI	02/01/2023	USD	968,624	PEN	3,862,871	—	(45,222)
CITI	04/10/2023	PEN	1,167,695	USD	291,924	12,862	—
GSB	01/04/2023	USD	267,057	BRL	1,423,282	—	(2,279)
GSB	04/04/2023	BRL	1,423,282	USD	262,383	2,370	—
GSB	05/10/2023	PEN	685,761	USD	172,345	6,263	—
HSBC	01/10/2023	USD	970,655	EUR	927,000	—	(22,363)
HSBC	01/10/2023	USD	704,441	GBP	578,000	5,477	—
SCB	01/17/2023	PEN	94,536	USD	24,593	257	—
SCB	01/19/2023	PEN	94,318	USD	24,457	331	—

Total						$29,802	$(82,204)

INVESTMENT VALUATION:

Valuation Inputs (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$10,686,614	$—	$10,686,614
Corporate Debt Securities	—	48,720,806	—	48,720,806
Foreign Government Obligations	—	3,924,200	—	3,924,200
Loan Assignments	—	673,421	—	673,421
Mortgage-Backed Securities	—	8,113,868	—	8,113,868
Municipal Government Obligations	—	1,665,935	—	1,665,935
U.S. Government Agency Obligations	—	23,657,396	—	23,657,396
U.S. Government Obligations	—	35,519,951	—	35,519,951
Short-Term U.S. Government Obligation	—	382,090	—	382,090
Other Investment Company	7,451,219	—	—	7,451,219
Repurchase Agreement	—	76,831,416	—	76,831,416
Over-the-Counter Options Purchased	731,310	—	—	731,310

Total Investments	$8,182,529	$210,175,697	$—	$218,358,226

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$1,336,533	$—	$1,336,533
Futures Contracts (T)	66,393	—	—	66,393
Forward Foreign Currency Contracts (T)	—	29,802	—	29,802

Total Other Financial Instruments	$66,393	$1,366,335	$—	$1,432,728

LIABILITIES
Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(12,339)	$—	$(12,339)
Centrally Cleared Credit Default Swap Agreements	—	(122,401)	—	(122,401)
Centrally Cleared Interest Rate Swap Agreements	—	(82,773)	—	(82,773)
Futures Contracts (T)	(1,076,770)	—	—	(1,076,770)
Forward Foreign Currency Contracts (T)	—	(82,204)	—	(82,204)

Total Other Financial Instruments	$(1,076,770)	$(299,717)	$—	$(1,376,487)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Loan Assignments (K)	$ —	$ —	$ —	$ 389,038

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $35,573,392, representing 18.1% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $776,682, representing 0.4% of the Portfolio’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,333,386, collateralized by cash collateral of $7,451,219 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,052,465. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2022; the maturity dates disclosed are the ultimate maturity dates.
(G)	Restricted securities. At December 31, 2022, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG 2.13%, 11/24/2026	11/17/2020	$200,000	$176,606	0.1%

Corporate Debt Securities	Oracle Corp. 6.15%, 11/09/2029	11/07/2022	299,715	312,115	0.1

Total			$499,715	$488,721	0.2%

(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fixed rate loan commitment at December 31, 2022.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $759,798, representing 0.4% of the Portfolio’s net assets.
(K)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period, the security utilized significant unobservable inputs.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2022 was $3,085 at a weighted average interest rate of 2.35%.
(N)	Rates disclosed reflect the yields at December 31, 2022.
(O)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Q)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(T)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $158,819,503) (including securities loaned of $8,333,386)	$141,526,810
Repurchase agreement, at value (cost $76,831,416)	76,831,416
Cash collateral pledged at broker for:
Centrally cleared swap agreements	806,000
Futures contracts	1,928,000
Foreign currency, at value (cost $231,068)	222,436
Receivables and other assets:
Investments sold	396,802
When-issued, delayed-delivery, forward and TBA commitments sold	11,536,980
Net income from securities lending	3,445
Interest	998,381
Variation margin receivable on centrally cleared swap agreements	43,129
Variation margin receivable on futures contracts	30,102
Unrealized appreciation on forward foreign currency contracts	29,802
Other assets	871

Total assets	234,354,174

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,451,219
Written options and swaptions, at value (premium received $14,672)	12,339
Payables and other liabilities:
Investments purchased	14,313
When-issued, delayed-delivery, forward and TBA commitments purchased	29,508,777
Shares of beneficial interest redeemed	63,787
Due to custodian	518,418
Investment management fees	134,516
Distribution and service fees	40,679
Transfer agent costs	236
Trustees, CCO and deferred compensation fees	1,921
Audit and tax fees	34,428
Custody fees	17,267
Legal fees	1,230
Printing and shareholder reports fees	29,388
Other accrued expenses	3,844
Unrealized depreciation on forward foreign currency contracts	82,204

Total liabilities	37,914,566

Net assets	$196,439,608

Net assets consist of:
Capital stock ($0.01 par value)	$218,843
Additional paid-in capital	238,969,360
Total distributable earnings (accumulated losses)	(42,748,595)

Net assets	$196,439,608

Net assets by class:
Initial Class	$8,781,529
Service Class	187,658,079

Shares outstanding:
Initial Class	965,539
Service Class	20,918,796

Net asset value and offering price per share:
Initial Class	$9.09
Service Class	8.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$5,642,913
Net income from securities lending	20,306

Total investment income	5,663,219

Expenses:
Investment management fees	1,760,506
Distribution and service fees:
Service Class	533,071
Transfer agent costs	2,321
Trustees, CCO and deferred compensation fees	9,408
Audit and tax fees	46,879
Custody fees	75,761
Legal fees	12,306
Interest expense on sale-buybacks	74
Other	28,122

Total expenses	2,468,448

Net investment income (loss)	3,194,771

Net realized gain (loss) on:
Investments	(4,561,546)
Written options and swaptions	57,954
Swap agreements	(49,086)
Futures contracts	(19,077,048)
Forward foreign currency contracts	218,433
Foreign currency transactions	(47,568)
TBA commitments	(5,713)

Net realized gain (loss)	(23,464,574)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,858,242)
Written options and swaptions	(9,895)
Swap agreements	1,299,534
Futures contracts	(3,398,116)
Forward foreign currency contracts	(77,808)
Translation of assets and liabilities denominated in foreign currencies	(13,606)

Net change in unrealized appreciation (depreciation)	(25,058,133)

Net realized and change in unrealized gain (loss)	(48,522,707)

Net increase (decrease) in net assets resulting from operations	$(45,327,936)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$3,194,771	$2,277,770
Net realized gain (loss)	(23,464,574)	22,102,739
Net change in unrealized appreciation (depreciation)	(25,058,133)	(13,566,039)

Net increase (decrease) in net assets resulting from operations	(45,327,936)	10,814,470

Dividends and/or distributions to shareholders:
Initial Class	(696,035)	(1,042,169)
Service Class	(14,641,022)	(24,426,347)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,337,057)	(25,468,516)

Capital share transactions:
Proceeds from shares sold:
Initial Class	530,551	837,034
Service Class	2,525,613	4,917,605

	3,056,164	5,754,639

Dividends and/or distributions reinvested:
Initial Class	696,035	1,042,169
Service Class	14,641,022	24,426,347

	15,337,057	25,468,516

Cost of shares redeemed:
Initial Class	(1,044,152)	(1,677,300)
Service Class	(33,384,271)	(59,541,929)

	(34,428,423)	(61,219,229)

Net increase (decrease) in net assets resulting from capital share transactions	(16,035,202)	(29,996,074)

Net increase (decrease) in net assets	(76,700,195)	(44,650,120)

Net assets:
Beginning of year	273,139,803	317,789,923

End of year	$196,439,608	$273,139,803

Capital share transactions - shares:
Shares issued:
Initial Class	51,359	67,797
Service Class	250,234	410,037

	301,593	477,834

Shares reinvested:
Initial Class	73,499	88,319
Service Class	1,565,885	2,096,682

	1,639,384	2,185,001

Shares redeemed:
Initial Class	(105,228)	(137,935)
Service Class	(3,325,560)	(4,945,317)

	(3,430,788)	(5,083,252)

Net increase (decrease) in shares outstanding:
Initial Class	19,630	18,181
Service Class	(1,509,441)	(2,438,598)

	(1,489,811)	(2,420,417)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.84	$12.47	$12.32	$10.49	$12.21

Investment operations:
Net investment income (loss) (A)	0.17	0.13	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(2.17)	0.41	1.01	1.63	(0.78)

Total investment operations	(2.00)	0.54	1.21	1.87	(0.53)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.21)	(0.04)	(0.43)
Net realized gains	(0.61)	(1.01)	(0.85)	—	(0.76)

Total dividends and/or distributions to shareholders	(0.75)	(1.17)	(1.06)	(0.04)	(1.19)

Net asset value, end of year	$9.09	$11.84	$12.47	$12.32	$10.49

Total return	(17.12)%	4.43%	10.22%	17.86%	(4.92)%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,782	$11,199	$11,569	$10,796	$9,729
Expenses to average net assets (B)	0.87%	0.87%	0.87%	0.92%	0.97%
Net investment income (loss) to average net assets	1.69%	1.03%	1.61%	2.11%	2.11%
Portfolio turnover rate (C)	34%	60%	65%	64%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.68	$12.31	$12.18	$10.37	$12.08

Investment operations:
Net investment income (loss) (A)	0.14	0.09	0.17	0.21	0.21
Net realized and unrealized gain (loss)	(2.13)	0.42	0.99	1.61	(0.76)

Total investment operations	(1.99)	0.51	1.16	1.82	(0.55)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.13)	(0.18)	(0.01)	(0.40)
Net realized gains	(0.61)	(1.01)	(0.85)	—	(0.76)

Total dividends and/or distributions to shareholders	(0.72)	(1.14)	(1.03)	(0.01)	(1.16)

Net asset value, end of year	$8.97	$11.68	$12.31	$12.18	$10.37

Total return	(17.29)%	4.21%	9.89%	17.57%	(5.15)%

Ratio and supplemental data:
Net assets end of year (000’s)	$187,658	$261,941	$306,221	$284,650	$260,628
Expenses to average net assets (B)	1.12%	1.12%	1.12%	1.17%	1.22%
Net investment income (loss) to average net assets	1.42%	0.78%	1.36%	1.86%	1.85%
Portfolio turnover rate (C)	34%	60%	65%	64%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2022. Open funded loan participations and assignments at December 31, 2022, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2022, the Portfolio earned price drop fee income of $45. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2022, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,056,107	$—	$—	$—	$2,056,107
U.S. Government Obligations	5,395,112	—	—	—	5,395,112
Total Securities Lending Transactions	$7,451,219	$—	$—	$—	$7,451,219
Total Borrowings	$7,451,219	$—	$—	$—	$7,451,219

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit,

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$731,310	$—	$—	$731,310
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	1,336,533	—	—	—	—	1,336,533
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	66,393	—	—	—	—	66,393
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	29,802	—	—	—	29,802
Total	$1,402,926	$29,802	$731,310	$—	$—	$2,164,038

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(12,339)	$—	$—	$—	$—	$(12,339)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(82,773)	—	—	(122,401)	—	(205,174)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(139,133)	—	(937,637)	—	—	(1,076,770)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(82,204)	—	—	—	(82,204)
Total	$(234,245)	$(82,204)	$(937,637)	$(122,401)	$—	$(1,376,487)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$1,195,030	$—	$—	$1,195,030
Written options and swaptions	57,954	—	—	—	—	57,954
Swap agreements	(40,983)	—	—	(8,103)	—	(49,086)
Futures contracts	(3,875,103)	—	(15,201,945)	—	—	(19,077,048)
Forward foreign currency contracts	—	218,433	—	—	—	218,433
Total	$(3,858,132)	$218,433	$(14,006,915)	$(8,103)	$—	$(17,654,717)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$705,660	$—	$—	$705,660
Written options and swaptions	2,333	—	—	(12,228)	—	(9,895)
Swap agreements	1,541,103	—	—	(241,569)	—	1,299,534
Futures contracts	(406,673)	—	(2,991,443)	—	—	(3,398,116)
Forward foreign currency contracts	—	(77,808)	—	—	—	(77,808)
Total	$1,136,763	$(77,808)	$(2,285,783)	$(253,797)	$—	$(1,480,625)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average value of option contracts purchased	$1,342,669
Average value of option contracts written	(4,809)
Average notional value of swaption contracts written	(971,398)
Credit default swaps:
Average notional value — buy protection	5,153,846
Average notional value — sell protection	7,128,743
Interest rate swaps:
Average notional value — pays fixed rate	3,784,295
Average notional value — receives fixed rate	8,707,692
Futures contracts:
Average notional value of contracts — long	92,049,179
Average notional value of contracts — short	(19,543,631)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	927,432
Average contract amounts sold — in USD	4,528,488

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
BNP Paribas	$57	$—	$—	$57	$—	$—	$—	$—
Citibank, N.A.	15,047	(15,047)	—	—	57,562	(15,047)	—	42,515
Goldman Sachs Bank	8,633	(8,633)	—	—	10,079	(8,633)	—	1,446
HSBC Bank USA	5,477	(5,477)	—	—	22,363	(5,477)	—	16,886
JPMorgan Chase Bank, N.A.	—	—	—	—	4,539	—	—	4,539
Morgan Stanley & Co.	731,310	—	—	731,310	—	—	—	—
Standard Chartered Bank	588	—	—	588	—	—	—	—
Other Derivatives (C)	1,402,926	—	—	1,402,926	1,281,944	—	—	1,281,944

Total	$2,164,038	$(29,157)	$—	$2,134,881	$1,376,487	$(29,157)	$—	$1,347,330

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2023
Service Class	1.17	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 26,470,702	$ 17,300,364	$ 47,279,517	$ 11,254,368

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, swaps, straddle loss deferrals, premium amortization accruals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 238,093,729	$ 1,754,079	$ (20,879,593)	$ (19,125,514)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 10,672,046	$ 15,023,215

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,169,535	$ 6,167,522	$ —	$21,963,520	$3,504,996	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,299,001	$ —	$ (25,695,261)	$ —	$ (213,276)	$ (19,139,059)

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical — Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical — Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,167,522 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

Geopolitics took center stage in early 2022 as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves.

Risk assets were challenged throughout the first half of 2022, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence during the year. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., the Consumer Price Index increased 8.6% year-on-year in May. This prompted the Fed to hike interest rates by 75 basis points in June, the first time since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Federal Reserve hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 75 basis points policy rate hike in November, the Federal Reserve adjusted its policy rate upward by 50 basis points in December.

PERFORMANCE

For the year ended December 31, 2022, Transamerica PIMCO Tactical – Growth VP, Initial Class returned -17.80%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned -18.11% and -16.82%, respectively.

STRATEGY REVIEW

With volatility high throughout the fiscal year ended December 31, 2022, Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2022 overweight equity as the VIX Index was stable and equities rallied throughout 2021. However, the Portfolio quickly de-risked in late January 2022 and again in February 2022 in response to the uptick in volatility driven by Russia’s invasion of Ukraine. After a brief overweight in April, the Portfolio did not move overweight equities again during the year, de-risking to its largest underweights in September and October, in response to a more hawkish Fed and recessionary fears. The Portfolio ended 2022 underweight equities as a result. The Portfolio’s managed volatility strategy contributed to performance. The dynamic equity adjustments detracted as bouts of volatility caused whipsaw returns during 2022, although the downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, more than offset the dynamic equity adjustments. Consistent with managing downside risk, the S&P 500® Index put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance in 2022. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, were positive for performance over the year. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities and high-yield corporate credit, which was partially facilitated using credit default swaps and swaptions, detracted from performance as credit spreads widened broadly.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Paul-James (“PJ”) White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	63.7%
Corporate Debt Securities	11.6
U.S. Government Agency Obligations	11.0
U.S. Government Obligations	9.8
Asset-Backed Securities	2.6
Mortgage-Backed Securities	2.0
Over-the-Counter Options Purchased	1.4
Other Investment Company	1.4
Foreign Government Obligations	0.8
Municipal Government Obligations	0.4
Loan Assignments	0.1
Short-Term U.S. Government Obligation	0.1
U.S. Government Agency Obligation Sold Short	(0.3)
Net Other Assets (Liabilities) ^	(4.6)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	4.03
Duration †	2.54

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(17.80)%	2.11%	4.96%	05/01/2009
S&P 500® Index (A)	(18.11)%	9.42%	12.56%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	(16.82)%	5.52%	8.07%
Service Class	(18.03)%	1.85%	4.70%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index, 24% Bloomberg US Government/Credit Bond Index, 15% MSCI EAFE Index, 6% Bloomberg Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Bond Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$984.50	$4.35	$1,020.80	$4.43	0.87%
Service Class	1,000.00	983.00	5.60	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 2.6%
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 4.99% (A), 04/14/2029 (B)	$85,581	$85,060
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 5.54% (A), 11/10/2030 (B)	700,000	689,983
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 5.13% (A), 07/15/2030 (B)	99,994	98,719
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month LIBOR + 1.10%, 5.42% (A), 05/15/2036 (B)	200,000	194,160
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 5.26% (A), 01/15/2037 (B)	200,000	193,605
BDS LLC Series 2022-FL11, Class ATS, 1-Month Term SOFR + 1.80%, 6.12% (A), 03/19/2039 (B)	200,000	191,511
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 5.90% (A), 06/15/2031 (B)	300,000	293,462
FORT CRE Issuer LLC Series 2022-FL3, Class A, 1-Month SOFR Average + 1.85%, 5.76% (A), 02/23/2039 (B)	300,000	292,947
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 5.45% (A), 06/25/2035	148,374	140,669
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 5.24% (A), 07/20/2030 (B)	240,791	237,141
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 5.49% (A), 06/15/2039 (B)	200,000	193,679
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 5.36% (A), 01/17/2037 (B)	300,000	289,107
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2022-ELL, Class A3, 4.28%, 02/01/2036	200,000	185,959
Man GLG Euro CLO VI DAC Series 6A, Class AR, 3-Month EURIBOR + 0.81%, 2.19% (A), 10/15/2032 (B)	EUR 299,832	311,191

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 5.21% (A), 10/25/2034	$ 106,531	$ 100,133
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month LIBOR + 0.93%, 5.32% (A), 07/25/2035	82,060	79,118
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 5.09% (A), 12/26/2031 (B)	8,677	8,620
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 5.34% (A), 11/25/2065 (B)	87,937	87,186
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 5.36% (A), 06/25/2035	32,728	32,589
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 5.35% (A), 10/23/2030 (B)	250,000	245,024
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 5.77% (A), 02/17/2032 (B)	128,678	127,742
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 5.45% (A), 07/20/2032 (B)	100,000	97,227
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 5.34% (A), 07/25/2030 (B)	250,000	246,061
Sound Point CLO XVII Ltd. Series 2017-3A, Class A1R, 3-Month LIBOR + 0.98%, 5.22% (A), 10/20/2030 (B)	400,000	393,391
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 5.16% (A), 11/15/2038 (B)	300,000	287,349
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 5.33% (A), 04/25/2031 (B)	100,000	98,569
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 5.46% (A), 02/15/2039 (B)	300,000	288,737
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 5.57% (A), 07/30/2032 (B)	200,000	194,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 5.77% (A), 08/28/2029 (B)	$ 442,038	$ 436,199
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 5.70% (A), 06/20/2029 (B)	138,550	136,675
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 5.28% (A), 09/15/2030 (B)	248,995	244,453
VMC Finance LLC Series 2022-FL5, Class A, 1-Month SOFR Average + 1.90%, 5.71% (A), 02/18/2039 (B)	250,000	243,152

Total Asset-Backed Securities (Cost $6,943,107)		6,744,162

CORPORATE DEBT SECURITIES - 11.6%
Aerospace & Defense - 0.1%
Boeing Co. 3.60%, 05/01/2034	100,000	80,279
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	100,000	90,500

		170,779

Airlines - 0.3%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	144,430	125,339
3.25%, 04/15/2030	72,141	56,054
3.50%, 08/15/2033	77,799	59,047
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	143,879	129,834
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	61,152	54,499
United Airlines Pass-Through Trust
2.88%, 04/07/2030	220,707	187,957
3.10%, 01/07/2030 - 04/07/2030	294,324	244,938

		857,668

Automobiles - 0.1%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	200,000	181,546

Banks - 2.9%
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (C)	200,000	198,111
Bank of America Corp. Fixed until 11/10/2027, 6.20% (A), 11/10/2028	200,000	206,211
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	296,873
Barclays PLC
Fixed until 08/09/2025, 5.30% (A), 08/09/2026	400,000	397,336
Fixed until 11/02/2027, 7.39% (A), 11/02/2028	200,000	208,482
BNP Paribas SA
Fixed until 02/25/2031 (D), 4.63% (A) (B)	200,000	154,521
Fixed until 08/16/2029 (D), 7.75% (A) (B)	300,000	296,250
Citigroup, Inc.
Fixed until 02/18/2026 (D), 3.88% (A)	500,000	426,250
4.40%, 06/10/2025	750,000	736,750

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 200,000	$ 207,823
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	$300,000	278,729
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	200,000	209,891
KKR Group Finance Co. XII LLC 4.85%, 05/17/2032 (B)	200,000	187,353
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	190,143
4.55%, 08/16/2028	600,000	565,518
Mitsubishi UFJ Financial Group, Inc. Fixed until 09/12/2024, 5.06% (A), 09/12/2025	300,000	298,024
Mizuho Financial Group, Inc. Fixed until 05/22/2026, 1.23% (A), 05/22/2027	200,000	173,439
NatWest Group PLC
Fixed until 05/22/2027, 3.07% (A), 05/22/2028	200,000	179,100
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	284,338
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	381,679
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	155,034
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	174,000
Standard Chartered PLC Fixed until 11/16/2027, 7.77% (A), 11/16/2028 (B)	200,000	212,266
Stichting AK Rabobank Certificaten Zero Coupon, 12/29/2049 (C) (D) (E) (F)	EUR 210,100	215,636
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$400,000	317,181
SVB Financial Group Fixed until 04/29/2027, 4.35% (A), 04/29/2028	200,000	189,399
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	310,204
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	200,000	185,452

		7,635,993

Beverages - 0.1%
Bacardi Ltd. 4.70%, 05/15/2028 (B)	100,000	95,610
Constellation Brands, Inc. 4.75%, 05/09/2032	200,000	193,084

		288,694

Biotechnology - 0.1%
Amgen, Inc.
4.20%, 02/22/2052	200,000	159,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc. (continued)
4.40%, 05/01/2045	$ 200,000	$ 168,194

		327,787

Building Products - 0.1%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	300,000	254,506

Capital Markets - 0.9%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	200,000	192,750
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	100,000	89,000
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	300,000	256,426
4.28%, 01/09/2028 (B)	300,000	249,056
Deutsche Bank AG
Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (C)	EUR 100,000	84,021
Fixed until 05/28/2031, 3.04% (A), 05/28/2032 (G)	$ 200,000	152,125
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 6.12% (A), 10/28/2027	300,000	305,240
Macquarie Group Ltd. Fixed until 08/09/2025, 5.11% (A), 08/09/2026 (B)	100,000	99,662
Moody’s Corp. 3.10%, 11/29/2061	200,000	127,048
Morgan Stanley Fixed until 10/18/2027, 6.30% (A), 10/18/2028	200,000	206,048
Nomura Holdings, Inc. 2.33%, 01/22/2027 (E)	400,000	350,785
UBS Group AG Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	387,063

		2,499,224

Chemicals - 0.1%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	293,277

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	200,000	156,773

Consumer Finance - 0.0% (H)
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	100,000	86,123

Containers & Packaging - 0.1%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	200,000	163,043
Berry Global, Inc. 4.88%, 07/15/2026 (B)	200,000	192,274

		355,317

Diversified Financial Services - 0.6%
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	200,000	196,278

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Blackstone Holdings Finance Co. LLC 5.90%, 11/03/2027 (B) (E)	$ 100,000	$ 100,604
Brookfield Finance, Inc. 3.90%, 01/25/2028	700,000	643,731
DAE Funding LLC
1.55%, 08/01/2024 (B)	200,000	186,192
2.63%, 03/20/2025 (B)	200,000	186,760
Helios Leasing I LLC 1.56%, 09/28/2024	15,842	15,017
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	200,000	187,620
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	100,000	90,122

		1,606,324

Diversified Telecommunication Services - 0.1%
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	100,000	81,736
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	157,827

		239,563

Electric Utilities - 1.5%
AEP Texas, Inc. 5.25%, 05/15/2052	100,000	96,369
Alabama Power Co. 4.15%, 08/15/2044	200,000	167,518
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	58,571
Duke Energy Florida LLC 3.40%, 10/01/2046	200,000	144,739
ENEL Finance International NV 4.63%, 06/15/2027 (B)	200,000	189,467
Entergy Mississippi LLC 2.85%, 06/01/2028	700,000	621,117
Georgia Power Co.
4.30%, 03/15/2042	100,000	86,370
4.70%, 05/15/2032	200,000	193,524
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B) (E)	200,000	150,711
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	77,839
Northern States Power Co. 4.50%, 06/01/2052	100,000	91,128
Pacific Gas & Electric Co.
3.45%, 07/01/2025	250,000	236,827
3.50%, 06/15/2025	110,000	103,858
3.75%, 07/01/2028 - 08/15/2042	450,000	356,990
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	359,854
Southern California Edison Co.
3.90%, 03/15/2043	100,000	77,501
4.00%, 04/01/2047	300,000	235,360
4.65%, 10/01/2043	300,000	261,118
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	408,030

		3,916,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.0% (H)
Flex Ltd. 4.88%, 06/15/2029	$ 100,000	$ 94,339

Equity Real Estate Investment Trusts - 0.8%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	200,000	189,833
American Tower Corp.
2.10%, 06/15/2030	100,000	79,402
4.00%, 06/01/2025	760,000	741,167
Essex Portfolio LP 4.00%, 03/01/2029	300,000	274,047
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	200,000	182,859
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	250,556
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	100,000	72,568
STORE Capital Corp. 2.75%, 11/18/2030	200,000	153,971
UDR, Inc. 3.00%, 08/15/2031	100,000	83,664
VICI Properties LP 4.38%, 05/15/2025	200,000	193,814

		2,221,881

Gas Utilities - 0.2%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	200,000	191,046
Southern California Gas Co. 4.13%, 06/01/2048	300,000	241,882

		432,928

Health Care Providers & Services - 0.5%
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	193,312
Centene Corp. 2.50%, 03/01/2031	100,000	78,247
CHRISTUS Health 4.34%, 07/01/2028	200,000	190,374
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B) (E)	200,000	147,011
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	85,611
HCA, Inc. 4.13%, 06/15/2029	100,000	91,518
Humana, Inc. 5.75%, 03/01/2028	200,000	204,490
Nationwide Children’s Hospital, Inc. 4.56%, 11/01/2052	200,000	178,816
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	154,341

		1,323,720

Hotels, Restaurants & Leisure - 0.2%
GLP Capital LP / GLP Financing II, Inc. 5.38%, 04/15/2026	60,000	58,880
Marriott International, Inc. 2.85%, 04/15/2031	100,000	80,948
Sands China Ltd. 4.30%, 01/08/2026	300,000	276,837

		416,665

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance - 0.2%
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	$ 100,000	$ 99,864
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	82,182
Globe Life, Inc. 4.80%, 06/15/2032	100,000	94,574
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	200,000	180,634
Willis North America, Inc. 4.65%, 06/15/2027	200,000	193,407

		650,661

Interactive Media & Services - 0.0% (H)
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	100,000	92,371

IT Services - 0.2%
CGI, Inc. 2.30%, 09/14/2031	200,000	152,382
Global Payments, Inc. 4.95%, 08/15/2027	300,000	291,531

		443,913

Life Sciences Tools & Services - 0.0% (H)
Illumina, Inc. 2.55%, 03/23/2031	100,000	80,318

Media - 0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	400,000	341,022
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	276,178
4.80%, 03/01/2050	200,000	145,592
Comcast Corp. 2.94%, 11/01/2056	941,000	586,411
Discovery Communications LLC 4.00%, 09/15/2055	243,000	146,698

		1,495,901

Multi-Utilities - 0.1%
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	100,000	107,770
San Diego Gas & Electric Co. 1.70%, 10/01/2030	100,000	79,308

		187,078

Oil, Gas & Consumable Fuels - 0.5%
Boardwalk Pipelines LP 3.40%, 02/15/2031	200,000	167,799
Energy Transfer LP
4.75%, 01/15/2026	400,000	390,008
7.50%, 07/01/2038	50,000	53,343
Enterprise Products Operating LLC 3.20%, 02/15/2052	230,000	152,007
Kinder Morgan, Inc. 7.75%, 01/15/2032 (E)	100,000	112,514
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	200,000	193,712
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	200,000	175,991

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	$ 100,000	$ 83,985
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	107,003
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	10,000	9,606

		1,445,968

Pharmaceuticals - 0.3%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	522,888
Jazz Securities DAC 4.38%, 01/15/2029 (B)	200,000	178,230

		701,118

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	79,000	63,245
2.88%, 02/15/2025 (B)	100,000	92,333
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	28,000	27,643

		183,221

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	100,000	72,056
Micron Technology, Inc. 6.75%, 11/01/2029	100,000	101,926

		173,982

Software - 0.5%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	100,000	90,751
Open Text Corp. 6.90%, 12/01/2027 (B)	200,000	200,000
Oracle Corp.
2.95%, 05/15/2025	760,000	721,610
6.15%, 11/09/2029 (G)	200,000	208,076

		1,220,437

Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman
4.13%, 01/15/2031	73,000	56,981
9.63%, 12/01/2032 (B)	101,600	111,435

		168,416

Trading Companies & Distributors - 0.1%
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	153,000	143,851

Total Corporate Debt Securities (Cost $34,276,499)		30,347,233

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Canada - 0.2%
Province of Quebec 2.50%, 04/20/2026	600,000	564,621

Dominican Republic - 0.1%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	200,000	166,015

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	$ 200,000	$ 197,775

Japan - 0.3%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	800,000	780,752

Peru - 0.1%
Peru Government International Bonds
5.94%, 02/12/2029 (B)	PEN 300,000	72,367
5.94%, 02/12/2029 (C)	600,000	144,734
8.20%, 08/12/2026 (B)	400,000	110,162

		327,263

Romania - 0.0% (H)
Romania Government International Bonds 2.75%, 04/14/2041 (B)	EUR 200,000	119,785

Total Foreign Government Obligations (Cost $2,458,776)		2,156,211

LOAN ASSIGNMENTS - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (I) (J) (K)	$255,676	216,132

IT Services - 0.0% (H)
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 8.13% (A), 02/11/2028	98,250	94,648

Total Loan Assignments (Cost $349,719)		310,780

MORTGAGE-BACKED SECURITIES - 2.0%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	44,365	39,635
Ashford Hospitality Trust Series 2018-ASHF, Class A, 1-Month LIBOR + 0.90%, 5.22% (A), 04/15/2035 (B)	151,578	146,424
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 5.37% (A), 04/15/2036 (B)	300,000	293,124
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 3.73% (A), 09/25/2035	80,359	49,485
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 5.68% (A), 02/15/2039 (B)	200,000	191,941
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.56%, 4.95% (A), 05/25/2037	108,720	104,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	$ 300,000	$ 272,899
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.63% (A), 11/25/2034	24,277	23,252
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	564,228
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 5.47% (A), 10/15/2043 (B)	100,000	95,232
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 5.40% (A), 07/15/2038 (B)	292,858	284,409
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.28% (A), 07/19/2035	19,968	14,532
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	374,977
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	221,878	211,863
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	59,650	56,425
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 5.07% (A), 04/25/2028	54,487	50,936
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	86,984	81,382
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	473,685
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 4.91% (A), 05/25/2035	6,867	6,541
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	347,092
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	253,584	235,808
Series 2020-RPL1, Class A1, 2.75% (A), 11/25/2059 (B)	103,776	94,667
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 5.41% (A), 11/15/2038 (B)	300,000	271,793

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 3.95% (A), 10/20/2051 (B)	GBP 293,673	$ 353,930
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 3.10% (A), 08/25/2046	$ 202,438	153,484
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	429,478

Total Mortgage-Backed Securities (Cost $5,737,037)		5,221,747

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	116,842
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	119,977
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	183,101

		419,920

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	200,000	166,267

Pennsylvania - 0.1%
Commonwealth Financing Authority, Revenue Bonds, Series A, 2.99%, 06/01/2042	200,000	144,021

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	200,000	181,828

Total Municipal Government Obligations (Cost $1,100,233)		912,036

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.0%
Federal Home Loan Bank
SOFR + 0.02%, 4.32% (A), 01/06/2023 - 01/10/2023	3,600,000	3,600,005
SOFR + 0.05%, 4.35% (A), 03/06/2023 (L)	3,700,000	3,700,200
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	168,081	165,433
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	600,000	559,766
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 3.36% (A), 01/15/2038	174,867	174,824

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
3.50%, 01/15/2048	$ 714,566	$ 628,165
1-Month LIBOR + 0.40%, 4.72% (A), 02/15/2041 - 09/15/2045	379,816	371,338
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 0.00% (A), 01/15/2038	174,867	6,519
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 1.57% (A), 09/15/2043	214,937	19,611
Federal National Mortgage Association
3.50%, 06/01/2045	53,224	49,607
4.00%, 09/01/2050	1,538,293	1,457,104
4.50%, 03/01/2039 - 02/01/2041	84,397	83,685
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 4.94% (A), 02/25/2041	26,523	26,435
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	91,522	5,048
Government National Mortgage Association
4.00%, TBA (M)	700,000	663,114
4.50%, TBA (M)	200,000	194,187
Government National Mortgage Association REMIC
1-Month LIBOR + 0.80%, 4.58% (A), 06/20/2066	288,071	285,188
1-Month LIBOR + 0.80%, 4.64% (A), 05/20/2066	494,912	488,540
Tagua Leasing LLC 1.58%, 11/16/2024	18,111	17,496
Uniform Mortgage-Backed Security
3.00%, TBA (M)	5,700,000	5,012,693
3.50%, TBA (M)	400,000	364,034
4.00%, TBA (M)	8,900,000	8,358,497
4.50%, TBA (M)	1,400,000	1,348,594
6.00%, TBA (M)	1,100,000	1,115,727

Total U.S. Government Agency Obligations (Cost $29,226,719)		28,695,810

U.S. GOVERNMENT OBLIGATIONS - 9.8%
U.S. Treasury - 9.4%
U.S. Treasury Bonds
1.13%, 05/15/2040	680,000	428,852
1.38%, 11/15/2040 (N) (O)	7,180,000	4,703,180
1.38%, 08/15/2050 (N)	800,000	449,156
1.75%, 08/15/2041	1,700,000	1,172,004
1.88%, 02/15/2041 - 11/15/2051	3,260,000	2,309,418
1.88%, 02/15/2051 (N)	200,000	128,367
2.00%, 11/15/2041	3,200,000	2,301,625
2.25%, 02/15/2052	200,000	140,437
2.38%, 02/15/2042	900,000	692,086
2.88%, 11/15/2046 (E) (N)	1,200,000	969,375
2.88%, 05/15/2052	300,000	242,625
3.00%, 02/15/2048 - 08/15/2048 (N)	1,670,000	1,381,418
3.00%, 08/15/2052 (E)	1,700,000	1,413,656

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.13%, 11/15/2041 - 05/15/2048 (N)	$ 2,310,000	$ 1,986,740
3.25%, 05/15/2042	1,800,000	1,588,781
3.38%, 08/15/2042	1,400,000	1,259,781
4.00%, 11/15/2042 (E)	1,500,000	1,478,203
4.38%, 05/15/2041 (N)	1,900,000	1,980,750

		24,626,454

U.S. Treasury Inflation-Protected Securities - 0.4%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	214,986	188,516
0.63%, 07/15/2032	820,440	752,283

		940,799

Total U.S. Government Obligations (Cost $32,096,466)		25,567,253

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bills 4.08% (P), 02/02/2023	268,000	267,150

Total Short-Term U.S. Government Obligation (Cost $267,049)		267,150

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (P)	3,559,856	3,559,856

Total Other Investment Company (Cost $3,559,856)		3,559,856

	Principal	Value
REPURCHASE AGREEMENTS - 63.7%
Fixed Income Clearing Corp., 1.80% (P), dated 12/30/2022, to be repurchased at $115,986,945 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $118,283,097.	$115,963,753	115,963,753
Goldman Sachs & Co., 4.22% (P), dated 12/20/2022, to be repurchased at $50,082,056 on 01/04/2023. Collateralized by a U.S. Government Obligation, 0.38%, due 07/31/2027, and Cash with a total value of $51,076,918.	50,000,000	50,000,000

Total Repurchase Agreements (Cost $165,963,753)		165,963,753

Total Investments Excluding Options Purchased (Cost $281,979,214)		269,745,991
Total Options Purchased - 1.4% (Cost $4,144,417)		3,643,720

Total Investments Before Securities Sold Short (Cost $286,123,631)		273,389,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
TBA SHORT COMMITMENT - (0.3)%
U.S. GOVERNMENT AGENCY OBLIGATION - (0.3)%
Uniform Mortgage-Backed Security 4.00%, TBA (M)	$(800,000)	$(751,094)

Total TBA Short Commitment (Proceeds $(751,813))		(751,094)

Net Other Assets (Liabilities), Net of Securities Sold Short - (4.6)%		(12,076,106)

Net Assets - 100.0%		$260,562,511

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	MSC	USD	3,275.00	12/15/2023	USD	109,041,800	284	$4,144,417	$3,643,720

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	JPM	1-Year USD-SOFR	Receive	3.20%	01/12/2023	USD	1,600,000	$(4,960)	$(72)
Call - 5-Year	GSB	1-Year USD-SOFR	Receive	3.23	01/23/2023	USD	500,000	(1,238)	(189)
Put - 5-Year	GSB	1-Year USD-SOFR	Pay	3.73	01/23/2023	USD	500,000	(1,238)	(2,907)
Put - 5-Year	JPM	1-Year USD-SOFR	Pay	3.80	01/12/2023	USD	1,600,000	(4,960)	(4,770)

Total								$(12,396)	$(7,938)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(12,396)	$(7,938)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 38	1.00%	Quarterly		12/20/2027	USD	300,000	$(17,452)	$(23,660)	$ 6,208

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	200,000	$(11,098)	$—	$(11,098)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	700,000	(38,574)	406	(38,980)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	1,200,000	212,413	—	212,413
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	700,000	118,323	—	118,323
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	800,000	218,353	(24,976)	243,329
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	900,000	241,184	(36,638)	277,822
BRL-CDI	Receive	12.98	Maturity	01/04/2027	BRL	3,800,000	7,838	—	7,838

Total							$748,439	$(61,208)	$809,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	45	03/31/2023	$9,229,276	$9,228,516	$—	$(760)
10-Year U.S. Treasury Notes	126	03/22/2023	14,225,375	14,149,406	—	(75,969)
30-Year U.S. Treasury Bonds	14	03/22/2023	1,766,864	1,754,813	—	(12,051)
E-Mini Russell 2000® Index	146	03/17/2023	13,338,782	12,927,570	—	(411,212)
MSCI EAFE Index	414	03/17/2023	41,356,351	40,352,580	—	(1,003,771)
S&P 500® E-Mini Index	472	03/17/2023	94,489,435	91,119,600	—	(3,369,835)

Total					$—	$(4,873,598)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(6)	03/31/2023	$(651,743)	$(647,578)	$4,165	$—
10-Year U.S. Treasury Ultra Notes	(102)	03/22/2023	(12,116,785)	(12,064,688)	52,097	—

Total					$56,262	$—

Total Futures Contracts					$56,262	$(4,873,598)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	03/21/2023	MXN	38,000	USD	1,885	$36	$—
BOA	01/19/2023	USD	49,173	PEN	189,118	—	(529)
BOA	02/22/2023	PEN	189,673	USD	49,173	522	—
CITI	01/04/2023	USD	1,980	BRL	10,394	13	—
CITI	01/04/2023	BRL	894,852	USD	168,000	1,338	—
CITI	02/01/2023	USD	502,103	PEN	2,002,388	—	(23,442)
GSB	01/04/2023	USD	165,955	BRL	884,458	—	(1,416)
GSB	04/04/2023	BRL	884,458	USD	163,050	1,473	—
HSBC	01/10/2023	USD	98,583	DKK	705,000	—	(2,984)
HSBC	01/10/2023	USD	842,648	EUR	804,000	—	(18,610)
HSBC	01/10/2023	USD	414,377	GBP	340,000	3,222	—
SCB	01/17/2023	PEN	94,536	USD	24,593	257	—
SCB	01/19/2023	PEN	188,641	USD	48,915	662	—
SCB	01/27/2023	PEN	94,289	USD	24,625	132	—

Total						$7,655	$(46,981)

INVESTMENT VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$6,744,162	$—	$6,744,162
Corporate Debt Securities	—	30,347,233	—	30,347,233
Foreign Government Obligations	—	2,156,211	—	2,156,211
Loan Assignments	—	310,780	—	310,780
Mortgage-Backed Securities	—	5,221,747	—	5,221,747
Municipal Government Obligations	—	912,036	—	912,036
U.S. Government Agency Obligations	—	28,695,810	—	28,695,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
U.S. Government Obligations	$—	$25,567,253	$—	$25,567,253
Short-Term U.S. Government Obligation	—	267,150	—	267,150
Other Investment Company	3,559,856	—	—	3,559,856
Repurchase Agreements	—	165,963,753	—	165,963,753
Over-the-Counter Options Purchased	3,643,720	—	—	3,643,720

Total Investments	$7,203,576	$266,186,135	$—	$273,389,711

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$798,111	$—	$798,111
Futures Contracts (U)	56,262	—	—	56,262
Forward Foreign Currency Contracts (U)	—	7,655	—	7,655

Total Other Financial Instruments	$56,262	$805,766	$—	$862,028

LIABILITIES
Securities Sold Short
U.S. Government Agency Obligation	$—	$(751,094)	$—	$(751,094)

Total Securities Sold Short	$—	$(751,094)	$—	$(751,094)

Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(7,938)	$—	$(7,938)
Centrally Cleared Credit Default Swap Agreements	—	(17,452)	—	(17,452)
Centrally Cleared Interest Rate Swap Agreements	—	(49,672)	—	(49,672)
Futures Contracts (U)	(4,873,598)	—	—	(4,873,598)
Forward Foreign Currency Contracts (U)	—	(46,981)	—	(46,981)

Total Other Financial Instruments	$(4,873,598)	$(122,043)	$—	$(4,995,641)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Loan Assignments (I)	$—	$—	$—	$216,132

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $20,786,571, representing 8.0% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $642,502, representing 0.2% of the Portfolio’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,911,305, collateralized by cash collateral of $3,559,856 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,451,340. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2022; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Restricted securities. At December 31, 2022, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG Fixed until 05/28/2031, 3.04%, 05/28/2032	06/03/2021	$199,708	$152,125	0.1%

Corporate Debt Securities	Oracle Corp. 6.15%, 11/09/2029	11/07/2022	199,810	208,076	0.1

Total			$399,518	$360,201	0.2%

(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period, the security utilized significant unobservable inputs.
(J)	Fixed rate loan commitment at December 31, 2022.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2022, the total value of securities is $427,995, representing 0.2% of the Portfolio’s net assets.
(L)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $1,225,066.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2022 was $0 at a weighted average interest rate of 0.00%.
(O)	All or a portion of the security has been segregated by the custodian as collateral for open TBA commitment transactions. The value of the security is $2,065,993.
(P)	Rates disclosed reflect the yields at December 31, 2022.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(U)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $120,159,878) (including securities loaned of $4,911,305)	$107,425,958
Repurchase agreement, at value (cost $165,963,753)	165,963,753
Cash collateral pledged at broker for:
Centrally cleared swap agreements	386,000
Futures contracts	8,170,000
Foreign currency, at value (cost $167,089)	162,506
Receivables and other assets:
Investments sold	1,707,995
When-issued, delayed-delivery, forward and TBA commitments sold	14,959,029
Net income from securities lending	1,849
Shares of beneficial interest sold	8,075
Interest	734,765
Variation margin receivable on centrally cleared swap agreements	44,932
Unrealized appreciation on forward foreign currency contracts	7,655
Other assets	1,163

Total assets	299,573,680

Liabilities:
TBA short commitments, at value (proceeds $751,813)	751,094
Cash collateral received upon return of:
Securities on loan	3,559,856
Cash collateral at broker for:
TBA commitments	280,000
Repurchase agreements	360,000
Written options and swaptions, at value (premium received $12,396)	7,938
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	31,300,379
Shares of beneficial interest redeemed	50,733
Due to custodian	1,698,883
Investment management fees	185,526
Distribution and service fees	54,162
Transfer agent costs	313
Trustees, CCO and deferred compensation fees	2,571
Audit and tax fees	33,605
Custody fees	18,288
Legal fees	1,636
Printing and shareholder reports fees	48,250
Other accrued expenses	4,449
Variation margin payable on futures contracts	606,505
Unrealized depreciation on forward foreign currency contracts	46,981

Total liabilities	39,011,169

Net assets	$260,562,511

Net assets consist of:
Capital stock ($0.01 par value)	$306,140
Additional paid-in capital	323,485,419
Total distributable earnings (accumulated losses)	(63,229,048)

Net assets	$260,562,511

Net assets by class:
Initial Class	$11,304,543
Service Class	249,257,968

Shares outstanding:
Initial Class	1,286,305
Service Class	29,327,669

Net asset value and offering price per share:
Initial Class	$8.79
Service Class	8.50

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income	$5,791,404
Net income from securities lending	26,535

Total investment income	5,817,939

Expenses:
Investment management fees	2,436,283
Distribution and service fees:
Service Class	713,862
Transfer agent costs	3,084
Trustees, CCO and deferred compensation fees	12,465
Audit and tax fees	46,569
Custody fees	82,964
Legal fees	16,489
Other	30,706

Total expenses	3,342,422

Net investment income (loss)	2,475,517

Net realized gain (loss) on:
Investments	(2,169,773)
Written options and swaptions	47,953
Swap agreements	595,198
Futures contracts	(41,461,515)
Forward foreign currency contracts	169,380
Foreign currency transactions	(34,265)
TBA short commitments	13,198

Net realized gain (loss)	(42,839,824)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,559,783)
Written options and swaptions	(3,937)
Swap agreements	824,523
Futures contracts	(10,046,083)
Forward foreign currency contracts	(64,742)
Translation of assets and liabilities denominated in foreign currencies	(8,031)
TBA short commitments	719

Net change in unrealized appreciation (depreciation)	(23,857,334)

Net realized and change in unrealized gain (loss)	(66,697,158)

Net increase (decrease) in net assets resulting from operations	$(64,221,641)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$2,475,517	$(915,483)
Net realized gain (loss)	(42,839,824)	44,732,950
Net change in unrealized appreciation (depreciation)	(23,857,334)	(10,046,879)

Net increase (decrease) in net assets resulting from operations	(64,221,641)	33,770,588

Dividends and/or distributions to shareholders:
Initial Class	(1,575,334)	(1,029,253)
Service Class	(36,829,970)	(27,695,508)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(38,405,304)	(28,724,761)

Capital share transactions:
Proceeds from shares sold:
Initial Class	611,776	606,205
Service Class	1,913,770	1,857,003

	2,525,546	2,463,208

Dividends and/or distributions reinvested:
Initial Class	1,575,334	1,029,253
Service Class	36,829,970	27,695,508

	38,405,304	28,724,761

Cost of shares redeemed:
Initial Class	(779,163)	(1,099,275)
Service Class	(47,567,159)	(59,699,745)

	(48,346,322)	(60,799,020)

Net increase (decrease) in net assets resulting from capital share transactions	(7,415,472)	(29,611,051)

Net increase (decrease) in net assets	(110,042,417)	(24,565,224)

Net assets:
Beginning of year	370,604,928	395,170,152

End of year	$260,562,511	$370,604,928

Capital share transactions - shares:
Shares issued:
Initial Class	58,372	49,000
Service Class	198,484	152,959

	256,856	201,959

Shares reinvested:
Initial Class	170,491	84,573
Service Class	4,119,683	2,335,203

	4,290,174	2,419,776

Shares redeemed:
Initial Class	(78,569)	(89,011)
Service Class	(4,758,580)	(4,958,486)

	(4,837,149)	(5,047,497)

Net increase (decrease) in shares outstanding:
Initial Class	150,294	44,562
Service Class	(440,413)	(2,470,324)

	(290,119)	(2,425,762)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$12.30	$12.11		$12.60		$10.34		$12.82

Investment operations:
Net investment income (loss) (A)	0.11	(0.00	)(B)	0.12		0.19		0.18
Net realized and unrealized gain (loss)	(2.23)	1.14		0.95		2.07		(0.98)

Total investment operations	(2.12)	1.14		1.07		2.26		(0.80)

Dividends and/or distributions to shareholders:
Net investment income	—	—		(0.52)		—		(0.42)
Net realized gains	(1.39)	(0.95)		(1.04)		—		(1.26)

Total dividends and/or distributions to shareholders	(1.39)	(0.95)		(1.56)		—		(1.68)

Net asset value, end of year	$8.79	$12.30		$12.11		$12.60		$10.34

Total return	(17.80)%	9.51%		9.26%		21.97%		(7.49)%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,305	$13,976		$13,221		$13,002		$11,629
Expenses to average net assets	0.88%	0.88%		0.89%		0.92%		0.94%
Net investment income (loss) to average net assets	1.11%	(0.00	)%(C)	0.98%		1.67%		1.50%
Portfolio turnover rate	32%	38	%(D)	71	%(D)	52	%(D)	35	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$11.98	$11.85		$12.35		$10.16		$12.63

Investment operations:
Net investment income (loss) (A)	0.08	(0.03)		0.09		0.16		0.15
Net realized and unrealized gain (loss)	(2.17)	1.11		0.94		2.03		(0.97)

Total investment operations	(2.09)	1.08		1.03		2.19		(0.82)

Dividends and/or distributions to shareholders:
Net investment income	—	—		(0.49)		—		(0.39)
Net realized gains	(1.39)	(0.95)		(1.04)		—		(1.26)

Total dividends and/or distributions to shareholders	(1.39)	(0.95)		(1.53)		—		(1.65)

Net asset value, end of year	$8.50	$11.98		$11.85		$12.35		$10.16

Total return	(18.03)%	9.21%		9.09%		21.56%		(7.68)%

Ratio and supplemental data:
Net assets end of year (000’s)	$249,258	$356,629		$381,949		$383,967		$345,848
Expenses to average net assets	1.13%	1.13%		1.14%		1.17%		1.19%
Net investment income (loss) to average net assets	0.82%	(0.25)%		0.73%		1.42%		1.25%
Portfolio turnover rate	32%	38	%(B)	71	%(B)	52	%(B)	35	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2022. Open funded loan participations and assignments at December 31, 2022, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding,

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2022, the Portfolio earned price drop fee income of $0. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2022, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$622,540	$—	$—	$—	$622,540
U.S. Government Obligations	2,937,316	—	—	—	2,937,316
Total Securities Lending Transactions	$3,559,856	$—	$—	$—	$3,559,856

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2022, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value	$—	$—	$3,643,720	$—	$—	$3,643,720
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	798,111	—	—	—	—	798,111
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	56,262	—	—	—	—	56,262
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	7,655	—	—	—	7,655
Total	$854,373	$7,655	$3,643,720	$—	$—	$4,505,748

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value	$(7,938)	$—	$—	$—	$—	$(7,938)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(49,672)	—	—	(17,452)	—	(67,124)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(88,780)	—	(4,784,818)	—	—	(4,873,598)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(46,981)	—	—	—	(46,981)
Total	$(146,390)	$(46,981)	$(4,784,818)	$(17,452)	$—	$(4,995,641)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$2,098,613	$—	$—	$2,098,613
Written options and swaptions	47,953	—	—	—	—	47,953
Swap agreements	655,956	—	—	(60,758)	—	595,198
Futures contracts	(5,560,772)	—	(35,900,743)	—	—	(41,461,515)
Forward foreign currency contracts	—	169,380	—	—	—	169,380
Total	$(4,856,863)	$169,380	$(33,802,130)	$(60,758)	$—	$(38,550,371)

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$1,280,394	$—	$—	$1,280,394
Written options and swaptions	4,458	—	—	(8,395)	—	(3,937)
Swap agreements	916,873	—	—	(92,350)	—	824,523
Futures contracts	(163,018)	—	(9,883,065)	—	—	(10,046,083)
Forward foreign currency contracts	—	(64,742)	—	—	—	(64,742)
Total	$758,313	$(64,742)	$(8,602,671)	$(100,745)	$—	$(8,009,845)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Options:
Average value of option contracts purchased	$4,150,184
Average value of option contracts written	(3,012)
Average notional value of swaption contracts written	(969,230)
Credit default swaps:
Average notional value – sell protection	5,228,781
Interest rate swaps:
Average notional value – pays fixed rate	8,169,231
Average notional value – receives fixed rate	1,883,112
Futures contracts:
Average notional value of contracts – long	195,059,363
Average notional value of contracts – short	(6,896,055)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	589,608
Average contract amounts sold – in USD	2,906,790

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$522	$(522)	$—	$—	$529	$(522)	$—	$7
BNP Paribas	36	—	—	36	—	—	—	—
Citibank, N.A.	1,351	(1,351)	—	—	23,442	(1,351)	—	22,091
Goldman Sachs Bank	1,473	(1,473)	—	—	4,512	(1,473)	—	3,039
HSBC Bank USA	3,222	(3,222)	—	—	21,594	(3,222)	—	18,372
JPMorgan Chase Bank, N.A.	—	—	—	—	4,842	—	—	4,842
Morgan Stanley & Co.	3,643,720	—	—	3,643,720	—	—	—	—
Standard Chartered Bank	1,051	—	—	1,051	—	—	—	—
Other Derivatives (C)	854,373	—	—	854,373	4,940,722	—	—	4,940,722

Total	$4,505,748	$(6,568)	$—	$4,499,180	$4,995,641	$(6,568)	$—	$4,989,073

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes,

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.94%	May 1, 2023
Service Class	1.19	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 15,548,408	$ 11,928,087	$ 28,722,380	$ 9,129,204

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments, swaps, dollar rolls, straddle loss deferrals, option contracts mark-to-market, forward contracts mark-to-market and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 283,213,281	$ 1,040,040	$ (14,465,958)	$ (13,425,918)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 21,280,715	$ 30,642,724

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,108,066	$ 22,297,238	$ —	$ 12,190,743	$ 16,534,018	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,256,395	$ —	$ (51,923,439)	$ —	$ (128,138)	$ (13,433,866)

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical — Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical — Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $22,297,238 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

2022 saw an end of an era. For the last two years, every central bank injected liquidity into the system through COVID-19 relief and quantitative easing (“QE”). As a result, at the end of 2020, there was almost $18 trillion dollars’ worth of negative yielding debt around the globe, in U.S. dollar terms. To fight inflation, central banks started to raise rates. First, the Federal Reserve raised rates and began tightening monetary policy, while the European Central Bank (“ECB”) and the Bank of Japan were still providing QE. As a result, the U.S. dollar strengthened in the first half of 2022. The U.S. dollar index rose almost 20% against global currencies through September of 2022 and the U.S. dollar/Yen reached 150 Yen per U.S. dollar in October. The ECB was next to tighten monetary policy starting in July and sent a very strong message that it “will not pivot.” The Bank of Japan then raised its target rate for the 10-year Japanese government bond to 50 basis points in December.

When global central banks are buying bonds, negative yields proliferate. When that buying stops, negative yielding bonds disappear quickly. Thus, rates rose globally in the same manner as they rallied when all central banks were buying them.

PERFORMANCE

For the year ended December 31, 2022, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned -10.21%. By comparison, its primary and secondary benchmarks, the Bloomberg US Treasury Inflation Protected Securities Index and the Bloomberg Global Inflation Linked Bond Index, returned -11.85% and -22.95%, respectively.

STRATEGY REVIEW

For the fiscal year ended December 31, 2022, Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) outperformed its benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities Index.

The U.S. Treasury 10-year note began 2022 at 1.51% and ended the year at 3.88%, which was the story of 2022. The massive global rates move enabled a small underweight of duration which caused outsized performance. The yield curve was the largest contributor to outperformance in 2022. Net of duration, exposure to European, United Kingdom, New Zealand, Australia, and Canada inflation-linked bonds all contributed to the Portfolio’s performance. Widening spreads over the year on corporate bond holdings detracted from performance.

We believe that the declining trend in U.S. inflation witnessed over the second half of 2022 will continue, while inflation remains more persistent in other developed markets around the world. To benefit from this and consistent with the Portfolio’s strategy, we continued to diversify the Portfolio by investing a portion of the assets in non-U.S. dollar inflation linked securities and opportunistic credit, which we believe improved the risk / reward profile of the Portfolio.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	50.0%
Foreign Government Obligations	28.5
Corporate Debt Securities	18.9
Other Investment Company	3.1
Short-Term Investment Company	2.4
Asset-Backed Security	0.4
Preferred Stock	0.3
Net Other Assets (Liabilities) ^	(3.6)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.46
Duration †	6.48

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.0%
AAA	14.7
AA	10.1
A	8.2
BBB	11.8
BB	2.0
B	0.1
Not Rated	6.7
Net Other Assets (Liabilities) ^	(3.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(10.21)%	1.74%	0.71%	05/01/2011
Bloomberg US Treasury Inflation Protected Securities Index (A)	(11.85)%	2.11%	1.12%
Bloomberg Global Inflation Linked Bond Index (B)	(22.95)%	(1.58)%	(0.08)%
Service Class	(10.55)%	1.47%	0.45%	05/01/2011

(A) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield. Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value. The price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$979.70	$2.74	$1,022.40	$2.80	0.55%
Service Class	1,000.00	978.40	3.99	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Principal	Value
ASSET-BACKED SECURITY - 0.4%
American Express Credit Account Master Trust Series 2022-3, Class A, 3.75%, 08/15/2027	$625,000	$611,479

Total Asset-Backed Security (Cost $609,107)		611,479

CORPORATE DEBT SECURITIES - 18.9%
Banks - 9.0%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 5.17% (A), 01/17/2023 (B)	779,000	596,184
Banco Santander Chile 3.18%, 10/26/2031 (C)	945,000	804,431
Bank of America Corp.
4.18%, 11/25/2027	476,000	452,163
CPI-YoY + 1.10%, 9.30% (A), 11/19/2024	5,000,000	5,275,450
Barclays Bank PLC CPI-YoY + 1.00%, 9.20% (A), 05/22/2023	2,600,000	2,500,160
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	490,000	381,361
CPI-YoY + 0.00%, 11.32% (A), 03/27/2025	1,000,000	970,100
Corestates Capital II 3-Month LIBOR + 0.65%, 4.73% (A), 01/15/2027 (C)	244,000	228,121
HSBC Holdings PLC Fixed until 11/03/2032, 8.11% (A), 11/03/2033	497,000	527,495
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	309,000	199,397
NatWest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	499,000	368,314
Standard Chartered PLC Fixed until 07/26/2025 (B), 6.00% (A) (C)	222,000	213,552
UniCredit SpA Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (C)	660,000	537,625

		13,054,353

Capital Markets - 1.5%
Deutsche Bank AG Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,000,000	760,623
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	800,000	622,830
3-Month LIBOR + 2.87%, 7.47% (A), 01/30/2023 (B)	759,000	738,105
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	167,000	121,508

		2,243,066

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals - 1.1%
Albemarle Corp.
4.65%, 06/01/2027 (D)	$ 1,000,000	$ 976,915
5.65%, 06/01/2052	630,000	576,613

		1,553,528

Commercial Services & Supplies - 0.2%
Triton Container International Ltd. 3.15%, 06/15/2031 (C)	402,000	313,951

Food Products - 0.4%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	670,000	613,664

Hotels, Restaurants & Leisure - 0.4%
Warnermedia Holdings, Inc. 5.14%, 03/15/2052 (C)	788,000	575,648

Insurance - 0.9%
Enstar Group Ltd. 3.10%, 09/01/2031	588,000	430,782
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 6.73% (A), 02/12/2067 (C)	1,051,000	879,824

		1,310,606

Metals & Mining - 3.0%
Anglo American Capital PLC 3.88%, 03/16/2029 (C)	1,850,000	1,664,600
Glencore Funding LLC
2.63%, 09/23/2031 (C)	393,000	314,050
2.85%, 04/27/2031 (C) (D)	1,197,000	983,050
Newcrest Finance Pty Ltd. 5.75%, 11/15/2041 (C)	515,000	471,899
South32 Treasury Ltd. 4.35%, 04/14/2032 (C)	1,013,000	867,979

		4,301,578

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031	193,000	138,014

Oil, Gas & Consumable Fuels - 1.9%
Apache Corp. 4.25%, 01/15/2030 (D)	400,000	353,963
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	874,000	774,112
Energy Transfer LP
4.95%, 05/15/2028	260,000	250,120
5.75%, 02/15/2033	131,000	128,165
Fixed until 02/15/2023 (B), 6.25% (A) (D)	755,000	641,750
EnLink Midstream Partners LP 3-Month LIBOR + 4.11%, 8.88% (A), 01/30/2023 (B)	142,000	118,103
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	318,186
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	223,999

		2,808,398

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. 2.60%, 02/15/2033 (C)	$ 710,000	$ 535,147

Total Corporate Debt Securities (Cost $30,760,253)		27,447,953

FOREIGN GOVERNMENT OBLIGATIONS - 28.5%
Australia - 4.0%
Australia Government Bonds
2.50%, 09/20/2030 (E)	AUD 3,775,000	3,673,138
Series 27CI,
0.75%, 11/21/2027 (E)	2,800,000	2,151,674

		5,824,812

Canada - 3.0%
Canada Government Real Return Bonds
4.00%, 12/01/2031	CAD 1,009,590	905,222
4.25%, 12/01/2026	4,289,436	3,494,018

		4,399,240

France - 4.1%
French Republic Government Bonds OAT
0.70%, 07/25/2030 (E)	EUR 4,229,225	4,577,695
3.15%, 07/25/2032 (E)	1,042,867	1,374,226

		5,951,921

Germany - 3.8%
Deutsche Bundesrepublik Inflation- Linked Bonds
0.10%, 04/15/2026 (E)	3,734,188	3,963,363
0.50%, 04/15/2030 (E)	1,430,680	1,555,622

		5,518,985

Japan - 3.5%
Japan Government CPI-Linked Bonds
0.01%, 03/10/2031	JPY 208,748,000	1,651,819
0.10%, 03/10/2026	421,704,000	3,333,724

		4,985,543

Mexico - 0.6%
Mexico Government International Bonds 4.28%, 08/14/2041	$1,047,000	805,393

New Zealand - 3.5%
New Zealand Government Inflation-Linked Bonds 2.00%, 09/20/2025 (E)	NZD 6,500,000	5,086,384

United Kingdom - 6.0%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 6,129,759	7,358,817
1.25%, 11/22/2032 (E)	983,520	1,315,261

		8,674,078

Total Foreign Government Obligations (Cost $44,997,759)		41,246,356

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 50.0%
U.S. Treasury Inflation-Protected Securities - 50.0%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	$ 1,573,688	$ 1,013,348
0.63%, 02/15/2043	5,572,972	4,496,402
0.75%, 02/15/2042 - 02/15/2045	10,298,873	8,480,014
1.00%, 02/15/2046 (D)	1,760,598	1,495,087
1.38%, 02/15/2044	1,662,089	1,543,470
2.00%, 01/15/2026	3,002,600	3,001,339
2.38%, 01/15/2025 - 01/15/2027	6,817,754	6,888,211
3.63%, 04/15/2028	1,105,380	1,205,915
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2023 - 01/15/2032	13,076,185	12,023,592
0.25%, 01/15/2025 - 07/15/2029	5,130,165	4,772,765
0.38%, 07/15/2023 - 07/15/2027	12,424,080	11,858,048
0.50%, 01/15/2028	4,228,000	3,980,100
0.63%, 04/15/2023 - 07/15/2032	8,116,980	7,820,030
0.75%, 07/15/2028	3,917,331	3,735,619

Total U.S. Government Obligations (Cost $78,587,948)		72,313,940

	Shares	Value
PREFERRED STOCK - 0.3%
Banks - 0.3%
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 5.10% (A) (D)	500	407,845

Total Preferred Stock (Cost $416,875)		407,845

SHORT-TERM INVESTMENT COMPANY - 2.4%
Money Market Fund - 2.4%
State Street Institutional U.S. Government Money Market Fund, 4.12% (F)	3,440,463	3,440,463

Total Short-Term Investment Company (Cost $3,440,463)		3,440,463

OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (F)	4,474,915	4,474,915

Total Other Investment Company (Cost $4,474,915)		4,474,915

Total Investments (Cost $163,287,320)		149,942,951
Net Other Assets (Liabilities) - (3.6)%		(5,260,249)

Net Assets - 100.0%		$144,682,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/26/2023	USD	3,978,692	CAD	5,300,000	$63,860	$—
JPMS	01/26/2023	USD	10,604,251	EUR	10,582,000	—	(744,640)
JPMS	01/26/2023	USD	7,770,587	GBP	6,800,000	—	(456,408)
JPMS	01/26/2023	USD	4,584,391	JPY	649,000,000	—	(378,663)
JPMS	01/26/2023	USD	3,981,583	NZD	6,755,000	—	(308,911)
JPMS	01/27/2023	USD	5,545,392	AUD	8,325,000	—	(129,406)

Total						$63,860	$(2,018,028)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$611,479	$—	$611,479
Corporate Debt Securities	—	27,447,953	—	27,447,953
Foreign Government Obligations	—	41,246,356	—	41,246,356
U.S. Government Obligations	—	72,313,940	—	72,313,940
Preferred Stock	407,845	—	—	407,845
Short-Term Investment Company	3,440,463	—	—	3,440,463
Other Investment Company	4,474,915	—	—	4,474,915

Total Investments	$8,323,223	$141,619,728	$—	$149,942,951

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$63,860	$—	$63,860

Total Other Financial Instruments	$—	$63,860	$—	$63,860

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(2,018,028)	$—	$(2,018,028)

Total Other Financial Instruments	$—	$(2,018,028)	$—	$(2,018,028)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the total value of 144A securities is $9,202,938, representing 6.4% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,380,351, collateralized by cash collateral of $4,474,915. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the total value of Regulation S securities is $31,056,180, representing 21.5% of the Portfolio’s net assets.
(F)	Rates disclosed reflect the yields at December 31, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $163,287,320) (including securities loaned of $4,380,351)	$149,942,951
Cash	52,342
Cash collateral pledged at broker for:
OTC derivatives (A)	710,000
Foreign currency, at value (cost $453)	457
Receivables and other assets:
Net income from securities lending	1,424
Shares of beneficial interest sold	5,940
Dividends	6,516
Interest	575,749
Unrealized appreciation on forward foreign currency contracts	63,860
Other assets	502

Total assets	151,359,741

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,474,915
Payables and other liabilities:
Shares of beneficial interest redeemed	23,422
Investment management fees	61,265
Distribution and service fees	31,237
Transfer agent costs	179
Trustees, CCO and deferred compensation fees	3,611
Audit and tax fees	33,613
Custody fees	7,489
Legal fees	889
Printing and shareholder reports fees	19,875
Other accrued expenses	2,516
Unrealized depreciation on forward foreign currency contracts	2,018,028

Total liabilities	6,677,039

Net assets	$144,682,702

Net assets consist of:
Capital stock ($0.01 par value)	$145,496
Additional paid-in capital	161,619,905
Total distributable earnings (accumulated losses)	(17,082,699)

Net assets	$144,682,702

Net assets by class:
Initial Class	$98,301
Service Class	144,584,401

Shares outstanding:
Initial Class	10,034
Service Class	14,539,589

Net asset value and offering price per share:
Initial Class	$9.80
Service Class	9.94

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$19,827
Interest income	10,200,308
Net income from securities lending	23,071
Withholding taxes on foreign income	(943)

Total investment income	10,242,263

Expenses:
Investment management fees	790,635
Distribution and service fees:
Service Class	403,038
Transfer agent costs	1,713
Trustees, CCO and deferred compensation fees	7,012
Audit and tax fees	45,103
Custody fees	28,758
Legal fees	9,241
Printing and shareholder reports fees	3,636
Other	15,048

Total expenses	1,304,184

Net investment income (loss)	8,938,079

Net realized gain (loss) on:
Investments	(4,345,972)
Forward foreign currency contracts	4,945,354
Foreign currency transactions	(14,111)

Net realized gain (loss)	585,271

Net change in unrealized appreciation (depreciation) on:
Investments	(25,854,718)
Forward foreign currency contracts	(2,077,409)
Translation of assets and liabilities denominated in foreign currencies	1,950

Net change in unrealized appreciation (depreciation)	(27,930,177)

Net realized and change in unrealized gain (loss)	(27,344,906)

Net increase (decrease) in net assets resulting from operations	$(18,406,827)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$8,938,079	$5,604,432
Net realized gain (loss)	585,271	2,602,786
Net change in unrealized appreciation (depreciation)	(27,930,177)	(2,017,412)

Net increase (decrease) in net assets resulting from operations	(18,406,827)	6,189,806

Dividends and/or distributions to shareholders:
Initial Class	(5,955)	(2,424)
Service Class	(5,989,905)	(1,915,670)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,995,860)	(1,918,094)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,000	116,500
Service Class	41,455,221	16,218,453

	41,480,221	16,334,953

Dividends and/or distributions reinvested:
Initial Class	5,955	2,424
Service Class	5,989,905	1,915,670

	5,995,860	1,918,094

Cost of shares redeemed:
Initial Class	(95,100)	—
Service Class	(47,339,244)	(17,112,241)

	(47,434,344)	(17,112,241)

Net increase (decrease) in net assets resulting from capital share transactions	41,737	1,140,806

Net increase (decrease) in net assets	(24,360,950)	5,412,518

Net assets:
Beginning of year	169,043,652	163,631,134

End of year	$144,682,702	$169,043,652

Capital share transactions - shares:
Shares issued:
Initial Class	2,252	10,534
Service Class	3,814,808	1,427,808

	3,817,060	1,438,342

Shares reinvested:
Initial Class	583	215
Service Class	577,619	167,747

	578,202	167,962

Shares redeemed:
Initial Class	(9,004)	—
Service Class	(4,489,550)	(1,510,854)

	(4,498,554)	(1,510,854)

Net increase (decrease) in shares outstanding:
Initial Class	(6,169)	10,749
Service Class	(97,123)	84,701

	(103,292)	95,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$11.37		$11.08		$10.35		$9.80		$10.13

Investment operations:
Net investment income (loss) (A)	0.62		0.45		0.11		0.17		0.23
Net realized and unrealized gain (loss)	(1.76)		0.00	(B)	0.82		0.65		(0.36)

Total investment operations	(1.14)		0.45		0.93		0.82		(0.13)

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.16)		(0.20)		(0.27)		(0.20)

Net asset value, end of year	$9.80		$11.37		$11.08		$10.35		$9.80

Total return	(10.21)%		4.08%		9.01%		8.39%		(1.29)%

Ratio and supplemental data:
Net assets end of year (000’s)	$98		$184		$60		$11		$10
Expenses to average net assets	0.56	%(C)	0.57	%(C)	0.63	%(C)	0.65	%(C)	0.65%
Net investment income (loss) to average net assets	5.84%		4.01%		1.00%		1.71%		2.30%
Portfolio turnover rate	43%		32%		29%		26%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018
Net asset value, beginning of year	$11.54		$11.24		$10.50		$9.93		$10.26

Investment operations:
Net investment income (loss) (A)	0.59		0.39		0.09		0.15		0.21
Net realized and unrealized gain (loss)	(1.79)		0.04		0.82		0.66		(0.37)

Total investment operations	(1.20)		0.43		0.91		0.81		(0.16)

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.13)		(0.17)		(0.24)		(0.17)

Net asset value, end of year	$9.94		$11.54		$11.24		$10.50		$9.93

Total return	(10.55)%		3.86%		8.69%		8.20%		(1.55)%

Ratio and supplemental data:
Net assets end of year (000’s)	$144,585		$168,860		$163,571		$164,616		$169,688
Expenses to average net assets	0.81	%(B)	0.82	%(B)	0.88	%(B)	0.90	%(B)	0.90%
Net investment income (loss) to average net assets	5.54%		3.40%		0.82%		1.45%		2.04%
Portfolio turnover rate	43%		32%		29%		26%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,991,899	$—	$—	$—	$2,991,899
U.S. Government Obligations	1,302,484	—	—	—	1,302,484
Preferred Stocks	180,532	—	—	—	180,532
Total Securities Lending Transactions	$4,474,915	$—	$—	$—	$4,474,915
Total Borrowings	$4,474,915	$—	$—	$—	$4,474,915

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2022, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$63,860	$—	$—	$—	$63,860
Total	$—	$63,860	$—	$—	$—	$63,860

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(2,018,028)	$—	$—	$—	$(2,018,028)
Total	$—	$(2,018,028)	$—	$—	$—	$(2,018,028)

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$4,945,354	$—	$—	$—	$4,945,354
Total	$—	$4,945,354	$—	$—	$—	$4,945,354

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(2,077,409)	$—	$—	$—	$(2,077,409)
Total	$—	$(2,077,409)	$—	$—	$—	$(2,077,409)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$1,302,975
Average contract amounts sold – in USD	37,478,205

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2022. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$63,860	$(63,860)	$—	$—	$2,018,028	$(63,860)	$(710,000)	$1,244,168

Total	$63,860	$(63,860)	$—	$—	$2,018,028	$(63,860)	$(710,000)	$1,244,168

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.49%
Over $250 million up to $1 billion	0.43
Over $1 billion	0.38

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2023
Service Class	0.95	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 30,833,413	$ 36,136,418	$ 21,264,463	$ 46,633,251

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, premium amortization accruals and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 164,494,810	$ 1,065,762	$ (15,617,621)	$ (14,551,859)

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,007,170	$ 8,483,163

During the year ended December 31, 2022, the capital loss carryforwards utilized are $332,106.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,995,860	$ —	$ —	$ 1,918,094	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,957,149	$ —	$ (9,490,333)	$ —	$ —	$ (14,549,515)

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2022, the S&P 500® Index (“S&P 500®” or “Index”) had a total return of -18.11%. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2022, Transamerica ProFund UltraBear VP, Service Class returned 23.10%. By comparison, its benchmark, the S&P 500®, returned -18.11%.

STRATEGY REVIEW

For the fiscal year ended December 31, 2022, Transamerica ProFund UltraBear VP (the “Portfolio”) outperformed the S&P 500®.

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the S&P 500® for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple (-2x) times the return of the Portfolio’s Index for the same period.

During the year, the Portfolio invested in index futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the Portfolio utilized derivatives. These positions contributed to performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	63.7%
Repurchase Agreement	15.9
Net Other Assets (Liabilities) ^	20.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	23.10%	(26.48)%	(27.16)%	05/01/2009
S&P 500® Index (A)	(18.11)%	9.42%	12.56%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$908.50	$5.92	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 63.7%
Money Market Funds - 63.7%
BlackRock Liquidity Funds T-Fund, 4.02% (A)	5,045,241	$5,045,241
Dreyfus Treasury & Agency Cash Management Fund, 4.17% (A)	5,047,778	5,047,778
State Street Institutional U.S. Government Money Market Fund, 4.12% (A)	5,045,241	5,045,241
UBS Select Treasury Preferred Fund, 4.22% (A)	5,045,241	5,045,241

Total Short-Term Investment Companies (Cost $20,183,501)		20,183,501

	Principal	Value
REPURCHASE AGREEMENT - 15.9%
Fixed Income Clearing Corp., 1.80% (A), dated 12/30/2022, to be repurchased at $5,046,250 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $5,146,206.	$5,045,241	$5,045,241

Total Repurchase Agreement (Cost $5,045,241)		5,045,241

Total Investments (Cost $25,228,742)		25,228,742
Net Other Assets (Liabilities) - 20.4%		6,480,460

Net Assets - 100.0%		$31,709,202

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(329)	03/17/2023	$(64,884,961)	$(63,513,450)	$1,371,511	$—

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$20,183,501	$—	$—	$20,183,501
Repurchase Agreement	—	5,045,241	—	5,045,241

Total Investments	$20,183,501	$5,045,241	$—	$25,228,742

Other Financial Instruments
Futures Contracts (C)	$1,371,511	$—	$—	$1,371,511

Total Other Financial Instruments	$1,371,511	$—	$—	$1,371,511

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2022.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Unaffiliated investments, at value (cost $20,183,501)	$20,183,501
Repurchase agreement, at value (cost $5,045,241)	5,045,241
Cash collateral pledged at broker for:
Futures contracts	3,836,140
Receivables and other assets:
Interest	3,996
Variation margin receivable on futures contracts	2,796,629
Other assets	49

Total assets	31,865,556

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	106,070
Investment management fees	25,287
Distribution and service fees	6,378
Transfer agent costs	39
Trustees, CCO and deferred compensation fees	294
Audit and tax fees	12,587
Custody fees	1,002
Legal fees	109
Printing and shareholder reports fees	3,299
Other accrued expenses	1,289

Total liabilities	156,354

Net assets	$31,709,202

Net assets consist of:
Capital stock ($0.01 par value)	$25,758
Additional paid-in capital	220,815,382
Total distributable earnings (accumulated losses)	(189,131,938)

Net assets	$31,709,202

Shares outstanding	2,575,792

Net asset value and offering price per share	$12.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Interest income from unaffiliated investments	$146,407

Total investment income	146,407

Expenses:
Investment management fees	203,292
Distribution and service fees	57,753
Transfer agent costs	274
Trustees, CCO and deferred compensation fees	1,112
Audit and tax fees	16,094
Custody fees	4,562
Legal fees	1,388
Printing and shareholder reports fees	783
Other	7,727

Total expenses before waiver and/or reimbursement and recapture	292,985

Expense waived and/or reimbursed	(12,473)
Recapture of previously waived and/or reimbursed fees	3,750

Net expenses	284,262

Net investment income (loss)	(137,855)

Net realized gain (loss) on:
Futures contracts	314,684

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,575,670

Net realized and change in unrealized gain (loss)	1,890,354

Net increase (decrease) in net assets resulting from operations	$1,752,499

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022		December 31, 2021
From operations:
Net investment income (loss)	$(137,855)		$(99,290)
Net realized gain (loss)	314,684		(4,882,006)
Net change in unrealized appreciation (depreciation)	1,575,670		225,763

Net increase (decrease) in net assets resulting from operations	1,752,499		(4,755,533)

Capital share transactions:
Proceeds from shares sold	31,699,866		6,857,461
Cost of shares redeemed	(9,167,205)		(4,032,707)

Net increase (decrease) in net assets resulting from capital share transactions	22,532,661		2,824,754

Net increase (decrease) in net assets	24,285,160		(1,930,779)

Net assets:
Beginning of year	7,424,042		9,354,821

End of year	$31,709,202		$7,424,042

Capital share transactions - shares:
Shares issued	12,962,512	(A)	547,026	(A)
Shares redeemed	(11,175,449	)(A)	(324,887	)(A)

Net increase (decrease) in shares outstanding	1,787,063	(A)	222,139	(A)

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022 (A)	December 31, 2021 (A)		December 31, 2020 (A)	December 31, 2019 (A)	December 31, 2018 (A)
Net asset value, beginning of year	$9.41	$16.51		$35.45	$61.23	$57.58

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.15)		(0.30)	0.08	(0.08)
Net realized and unrealized gain (loss)	2.92	(6.95)		(18.56)	(25.86)	3.73

Total investment operations	2.90	(7.10)		(18.86)	(25.78)	3.65

Dividends and/or distributions to shareholders:
Net investment income	—	—		(0.08)	—	—

Net asset value, end of year	$12.31	$9.41		$16.51	$35.45	$61.23

Total return	23.10%	(38.46)%		(53.41)%	(42.86)%	6.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$31,709	$7,424		$9,355	$13,250	$36,506
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.27%	1.58%		1.34%	1.29%	1.29%
Including waiver and/or reimbursement and recapture	1.23%	1.24	%(D)	1.23%	1.23%	1.23%
Net investment income (loss) to average net assets	(0.60)%	(1.24)%		(1.10)%	0.17%	(0.15)%
Portfolio turnover rate	—%	—%		—%	—%	—%

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$1,371,511	$—	$—	$1,371,511
Total	$—	$—	$1,371,511	$—	$—	$1,371,511

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$314,684	$—	$—	$314,684
Total	$—	$—	$314,684	$—	$—	$314,684

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,575,670	$—	$—	$1,575,670
Total	$—	$—	$1,575,670	$—	$—	$1,575,670

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – short	$(45,250,958)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Inverse correlation risk: Investors will lose money when the Index rises – a result that is the opposite from traditional funds.

Equity and market risk: Equity markets are volatile, and the value of securities, swaps, futures and other instruments related to equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Portfolio to decrease over short or long periods of time. As a portfolio seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Portfolio is expected to decline when market conditions cause the level of the Index to rise.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2020	2021	2022	Total
$ 17,037	$ 32,956	$ 12,473	$ 62,466

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2022, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (137,855)	$ 137,855

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 25,228,742	$ —	$ —	$ —

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 75,655,386	$ 113,476,552

During the year ended December 31, 2022, the capital loss carryforwards utilized are $1,890,354.

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (189,131,938)	$ —	$ —	$ —

10. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Portfolio’s shares underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
January 21, 2022	125 for 1	98,591,154	788,729	Increase	Decrease

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

With inflation rates running at more than three times pre-pandemic levels over much of 2022, few asset classes were spared during the U.S. Federal Reserve’s (“Fed”) aggressive monetary tightening campaign to restrain prices. Asset correlations ran high against the backdrop of central bank monetary tightening and the related withdrawal of liquidity that was a staple of the markets during the pandemic relief efforts. While the U.S. equity markets staged a recovery in the fourth quarter of 2022, the rally wasn’t enough to offset the impact of higher interest rates on equity valuations and full-year returns. On a relative basis, large-cap, value-oriented stocks were the best place to hide for equity investors during 2022, but even so these stocks did not provide full protection against the market drawdown.

Energy stocks materially outperformed the Russell 1000® Value Index (the “Index”) in 2022 driven by supply constraints, capital discipline and rising geopolitical risks. The defensive sectors, including utilities, consumer staples, and healthcare, all outperformed the Index on better-than-average earnings visibility against a challenging macroeconomic backdrop. On the contrary, the growth-oriented technology sector was amongst the biggest laggards on rising interest rates, which led to material valuation compression in the sector. The consumer discretionary and consumer services sectors were also notable laggards on disappointing results and continued supply-chain headwinds. In terms of the rate environment, the Fed continued on an unprecedented tightening campaign, which included over 400 basis points of increases to its target Fed funds rate in 2022.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Rothschild & Co Large Cap Value VP, Service Class returned -7.38%. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.54%.

STRATEGY REVIEW

For the fiscal year ended December 31, 2022, Transamerica Rothschild & Co Large Cap Value VP (the “Portfolio”) outperformed the Index, its primary benchmark.

Both stock selection and sector allocation drove the benchmark relative outperformance. Stock selection was led by the manufacturing, healthcare, and energy sectors, while the Portfolio realized negative stock selection in the consumer services, financial services, and consumer discretionary sectors. Positive sector allocation was mainly driven by a modest overweight to the energy sector, which significantly outperformed the market in the period.

At the stock level, top contributors included ConocoPhillips and Eli Lilly & Co. Shares of ConocoPhillips, an energy producer, outperformed in 2022 due to a strong rebound in energy prices. The company reported a series of strong quarterly reports and raised its shareholder distribution target, a larger increase than expected, while also raising its share buyback authorization. In the healthcare sector, shares of Eli Lilly & Co., a pharmaceutical company, rallied in part on the defensive nature of their business model in a tough market environment. The company posted relatively strong earnings during the period and boosted revenue guidance. The company also benefitted from a very strong launch of its diabetes drug which may also have promising benefits in the obesity market. Lastly, the company has a drug in development to treat Alzheimer’s, which also helped to drive shares higher in the period.

The largest detractor from performance in the Portfolio was Baxter International Inc. Shares of Baxter International Inc. underperformed in 2022 due to a series of disappointing quarterly reports and downgrades to guidance forecasts. While the company’s product demand remains strong, supply-chain challenges for inputs like semiconductors chips and raw materials continue to hamper product supply. We exited the position in the fourth quarter.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Rothschild & Co Asset Management US Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Net Other Assets (Liabilities)	1.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(7.38)%	4.62%	4.80%	09/29/2017
Russell 1000® Value Index (A)	(7.54)%	6.67%	7.43%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of the Portfolio will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,070.00	$4.96	$1,020.40	$4.84	0.95%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 4.0%
Northrop Grumman Corp.	2,639	$1,439,865
Textron, Inc.	10,721	759,047

		2,198,912

Airlines - 1.0%
Southwest Airlines Co. (A)	17,053	574,174

Automobiles - 1.4%
General Motors Co.	23,473	789,632

Banks - 9.1%
Bank of America Corp.	54,731	1,812,691
JPMorgan Chase & Co.	14,170	1,900,197
Wells Fargo & Co.	30,852	1,273,879

		4,986,767

Beverages - 2.9%
PepsiCo, Inc.	8,746	1,580,052

Biotechnology - 2.3%
AbbVie, Inc.	7,712	1,246,336

Capital Markets - 6.8%
BlackRock, Inc.	2,017	1,429,307
Charles Schwab Corp.	17,919	1,491,936
State Street Corp.	10,343	802,306

		3,723,549

Chemicals - 2.9%
Air Products & Chemicals, Inc.	5,140	1,584,456

Communications Equipment - 1.6%
Motorola Solutions, Inc.	3,477	896,058

Construction & Engineering - 2.0%
Quanta Services, Inc.	7,882	1,123,185

Construction Materials - 2.1%
Martin Marietta Materials, Inc.	3,470	1,172,756

Electric Utilities - 4.7%
Duke Energy Corp.	13,197	1,359,159
Xcel Energy, Inc.	17,439	1,222,648

		2,581,807

Energy Equipment & Services - 2.2%
Schlumberger Ltd.	22,299	1,192,104

Entertainment - 2.1%
Walt Disney Co. (A)	13,451	1,168,623

Equity Real Estate Investment Trusts - 4.1%
American Tower Corp.	5,639	1,194,678
Prologis, Inc.	9,486	1,069,357

		2,264,035

Food Products - 3.0%
Mondelez International, Inc., Class A	11,682	778,606
Tyson Foods, Inc., Class A	13,817	860,108

		1,638,714

Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (A)	25,703	1,189,278

Health Care Providers & Services - 5.0%
AmerisourceBergen Corp.	8,322	1,379,038
UnitedHealth Group, Inc.	2,559	1,356,731

		2,735,769

	Shares	Value
COMMON STOCKS (continued)
Insurance - 2.6%
Hartford Financial Services Group, Inc.	18,684	$ 1,416,808

Interactive Media & Services - 3.9%
Alphabet, Inc., Class A (A)	16,607	1,465,236
Meta Platforms, Inc., Class A (A)	5,451	655,973

		2,121,209

IT Services - 1.9%
PayPal Holdings, Inc. (A)	14,554	1,036,536

Life Sciences Tools & Services - 3.3%
Thermo Fisher Scientific, Inc.	3,269	1,800,206

Machinery - 4.6%
Caterpillar, Inc.	5,444	1,304,165
Parker-Hannifin Corp.	4,192	1,219,872

		2,524,037

Media - 1.5%
Fox Corp., Class A	27,772	843,436

Multiline Retail - 1.4%
Target Corp.	5,326	793,787

Oil, Gas & Consumable Fuels - 7.8%
ConocoPhillips	14,180	1,673,240
Exxon Mobil Corp.	23,950	2,641,685

		4,314,925

Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	19,207	1,381,944
Eli Lilly & Co.	3,715	1,359,095

		2,741,039

Road & Rail - 1.8%
CSX Corp.	32,637	1,011,094

Semiconductors & Semiconductor Equipment - 1.3%
Micron Technology, Inc.	13,979	698,670

Software - 2.1%
Microsoft Corp.	4,745	1,137,946

Specialty Retail - 1.9%
Lowe’s Cos., Inc.	5,337	1,063,344

Total Common Stocks (Cost $52,641,641)		54,149,244

Total Investments (Cost $52,641,641)		54,149,244
Net Other Assets (Liabilities) - 1.5%		833,145

Net Assets - 100.0%		$54,982,389

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$54,149,244	$—	$—	$54,149,244

Total Investments	$54,149,244	$—	$—	$54,149,244

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $52,641,641)	$54,149,244
Cash	755,302
Receivables and other assets:
Shares of beneficial interest sold	64,302
Dividends	79,275
Other assets	62

Total assets	55,048,185

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	4,195
Investment management fees	28,019
Distribution and service fees	11,792
Transfer agent costs	62
Trustees, CCO and deferred compensation fees	519
Audit and tax fees	16,340
Custody fees	1,489
Legal fees	266
Printing and shareholder reports fees	740
Other accrued expenses	2,374

Total liabilities	65,796

Net assets	$54,982,389

Net assets consist of:
Capital stock ($0.01 par value)	$48,187
Additional paid-in capital	50,441,177
Total distributable earnings (accumulated losses)	4,493,025

Net assets	$54,982,389

Shares outstanding	4,818,680

Net asset value and offering price per share	$11.41

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$981,393

Total investment income	981,393

Expenses:
Investment management fees	312,202
Distribution and service fees	131,398
Transfer agent costs	563
Trustees, CCO and deferred compensation fees	2,246
Audit and tax fees	24,269
Custody fees	7,186
Legal fees	3,080
Printing and shareholder reports fees	1,486
Other	14,090

Total expenses	496,520

Net investment income (loss)	484,873

Net realized gain (loss) on:
Investments	2,616,971

Net change in unrealized appreciation (depreciation) on:
Investments	(7,150,759)

Net realized and change in unrealized gain (loss)	(4,533,788)

Net increase (decrease) in net assets resulting from operations	$(4,048,915)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$484,873	$141,694
Net realized gain (loss)	2,616,971	1,844,656
Net change in unrealized appreciation (depreciation)	(7,150,759)	7,149,766

Net increase (decrease) in net assets resulting from operations	(4,048,915)	9,136,116

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,983,945)	(1,395,216)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,983,945)	(1,395,216)

Capital share transactions:
Proceeds from shares sold	25,161,429	19,636,286
Dividends and/or distributions reinvested	1,983,945	1,395,216
Cost of shares redeemed	(12,957,233)	(7,754,864)

Net increase (decrease) in net assets resulting from capital share transactions	14,188,141	13,276,638

Net increase (decrease) in net assets	8,155,281	21,017,538

Net assets:
Beginning of year	46,827,108	25,809,570

End of year	$54,982,389	$46,827,108

Capital share transactions - shares:
Shares issued	2,076,267	1,671,666
Shares reinvested	172,817	115,690
Shares redeemed	(1,087,872)	(675,010)

Net increase (decrease) in shares outstanding	1,161,212	1,112,346

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.80	$10.14	$10.49		$9.02	$10.21

Investment operations:
Net investment income (loss) (A)	0.11	0.04	0.16		0.16	0.12
Net realized and unrealized gain (loss)	(1.06)	3.04	(0.27	)(B)	1.37	(1.22)

Total investment operations	(0.95)	3.08	(0.11)		1.53	(1.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.09)	(0.06)		(0.03)	(0.02)
Net realized gains	(0.41)	(0.33)	(0.18)		(0.03)	(0.07)

Total dividends and/or distributions to shareholders	(0.44)	(0.42)	(0.24)		(0.06)	(0.09)

Net asset value, end of year	$11.41	$12.80	$10.14		$10.49	$9.02

Total return	(7.38)%	30.56%	(0.61)%		17.00%	(10.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$54,982	$46,827	$25,810		$12,878	$3,104
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.99%	1.23%		1.49%	3.27%
Including waiver and/or reimbursement and recapture	0.94%	1.17%	1.20%		1.20%	1.20%
Net investment income (loss) to average net assets	0.93%	0.38%	1.81%		1.59%	1.15%
Portfolio turnover rate	29%	30%	288%		144%	159%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Rothschild & Co Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $649.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. RISK FACTORS (continued)

real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2022
Service Class	1.10%	May 1, 2023
Prior to May 1, 2022
Service Class	1.20

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 27,999,295	$ —	$ 15,093,092	$ —

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 52,763,688	$ 5,278,240	$ (3,892,684)	$ 1,385,556

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,907,299	$ 76,646	$ —	$ 1,395,216	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 479,027	$ 2,628,442	$ —	$ —	$ —	$ 1,385,556

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Rothschild & Co Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Rothschild & Co Large Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Rothschild & Co Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $76,646 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

(unaudited)

MARKET ENVIRONMENT

The U.S. economy decelerated in 2022, with the S&P 500® Index (“S&P 500®” or “Index”) sliding down in the first three quarters of 2022 and slightly rebounding in the fourth quarter. Overall, the Index lost -18.11% for the year ended December 31, 2022.

In the first quarter of 2022, concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the S&P 500®. The Index lost -4.60% during the quarter. Consumer sentiment declined due to inflation rising to a 40-year high of 7.9%. The U.S. Fed Reserve (“Fed”) announced its first rate hike since 2018, raising the target rate by 0.25%. They also made it clear that further increases would be on the horizon. On the positive side, the labor market remained robust with the February 2022 jobs report coming in better than expected, with wage growth increasing by 5.1% year over year, and the unemployment rate dropping to 3.8%.

The Index declined -16.10% during the second quarter of 2022. Consumer sentiment continued to regress despite healthy employment and stronger wage growth. The Fed showed its commitment to bringing inflation under control by raising interest rates again. The higher rates resulted in housing prices climbing and, conversely, the number of home sales decreasing.

In the third quarter of 2022, U.S. equities fell sharply for a third straight quarter with the S&P 500® dropping by -4.88%. The brief market rebound that began in June fizzled in the back half of August as frightened investors saw inflation reach its highest levels since the early 1980s.

U.S. equities trended upward in the fourth quarter as the S&P 500® gained 7.56%, but not nearly enough to salvage the damage of the first three quarters. Downward pressure on housing rent as well as nominal wage growth were two factors helping the market during this period.

Energy was the best performing sector in 2022 returning over 63%, followed by the utilities sector. Communication services, consumer discretionary and information technology were the worst three performing sectors heavily affected by increasing interest rates and consumer sentiment.

PERFORMANCE

For the year ended December 31, 2022, Transamerica S&P 500 Index VP, Service Class returned -18.44%. By comparison, its benchmark, the S&P 500® Index, returned -18.11%.

STRATEGY REVIEW

The investment objective of Transamerica S&P 500 Index VP (the “Portfolio”) is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark, the S&P 500®. After expenses, the Portfolio underperformed its benchmark for the fiscal year ended December 31, 2022.

The primary drivers of Portfolio performance variation from the Index during 2022 were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance on an absolute basis during 2022 were Occidental Petroleum Corp., Hess Corp. and Exxon Mobil Corp. The top negative contributors to the Portfolio’s performance on an absolute basis during the period were Generac Holdings Inc., Match Group, Inc., and Align Technology, Inc.

Michael Feehily, CFA

Keith Richardson

Karl Schneider

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Net Other Assets (Liabilities) ^	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(18.22)%	N/A	8.33%	01/12/2018
Service Class	(18.44)%	8.93%	10.21%	05/01/2017
S&P 500® Index (A)	(18.11)%	9.42%	10.74%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,022.60	$0.71	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,021.40	1.99	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 1.9%
Boeing Co. (A)	8,227	$1,567,161
General Dynamics Corp.	3,332	826,702
Howmet Aerospace, Inc.	5,670	223,455
Huntington Ingalls Industries, Inc.	570	131,488
L3 Harris Technologies, Inc.	2,789	580,698
Lockheed Martin Corp.	3,442	1,674,499
Northrop Grumman Corp.	2,138	1,166,514
Raytheon Technologies Corp.	21,568	2,176,642
Textron, Inc.	3,056	216,365
TransDigm Group, Inc.	752	473,497

		9,037,021

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	1,752	160,413
Expeditors International of Washington, Inc.	2,480	257,722
FedEx Corp.	3,550	614,860
United Parcel Service, Inc., Class B	10,710	1,861,826

		2,894,821

Airlines - 0.2%
Alaska Air Group, Inc. (A)	1,936	83,132
American Airlines Group, Inc. (A)	9,088	115,599
Delta Air Lines, Inc. (A)	9,577	314,700
Southwest Airlines Co. (A)	8,646	291,111
United Airlines Holdings, Inc. (A)	4,662	175,758

		980,300

Auto Components - 0.1%
Aptiv PLC (A)	3,943	367,211
BorgWarner, Inc.	3,699	148,885

		516,096

Automobiles - 1.3%
Ford Motor Co.	58,516	680,541
General Motors Co.	21,104	709,939
Tesla, Inc. (A)	39,524	4,868,566

		6,259,046

Banks - 3.8%
Bank of America Corp.	102,841	3,406,094
Citigroup, Inc.	28,460	1,287,246
Citizens Financial Group, Inc.	7,283	286,732
Comerica, Inc.	2,001	133,767
Fifth Third Bancorp	9,993	327,870
First Republic Bank	2,682	326,909
Huntington Bancshares, Inc.	20,583	290,220
JPMorgan Chase & Co.	43,194	5,792,315
KeyCorp	13,747	239,473
M&T Bank Corp.	2,548	369,613
PNC Financial Services Group, Inc.	5,932	936,900
Regions Financial Corp.	13,644	294,165
Signature Bank	948	109,228
SVB Financial Group (A)	839	193,087
Truist Financial Corp.	19,636	844,937
US Bancorp	20,006	872,462
Wells Fargo & Co.	55,896	2,307,946
Zions Bancorp NA	2,270	111,593

		18,130,557

Beverages - 1.9%
Brown-Forman Corp., Class B	2,712	178,124
Coca-Cola Co.	57,341	3,647,461

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Constellation Brands, Inc., Class A	2,409	$ 558,286
Keurig Dr. Pepper, Inc.	12,632	450,457
Molson Coors Beverage Co., Class B	2,857	147,192
Monster Beverage Corp. (A)	5,611	569,685
PepsiCo, Inc.	20,297	3,666,856

		9,218,061

Biotechnology - 2.5%
AbbVie, Inc.	26,050	4,209,941
Amgen, Inc.	7,869	2,066,714
Biogen, Inc. (A)	2,090	578,763
Gilead Sciences, Inc.	18,416	1,581,014
Incyte Corp. (A)	2,820	226,502
Moderna, Inc. (A)	4,870	874,749
Regeneron Pharmaceuticals, Inc. (A)	1,574	1,135,625
Vertex Pharmaceuticals, Inc. (A)	3,773	1,089,567

		11,762,875

Building Products - 0.4%
A.O. Smith Corp.	1,737	99,426
Allegion PLC	1,266	133,259
Carrier Global Corp.	12,418	512,242
Johnson Controls International PLC	10,080	645,120
Masco Corp.	3,205	149,577
Trane Technologies PLC	3,417	574,364

		2,113,988

Capital Markets - 2.6%
Ameriprise Financial, Inc.	1,579	491,653
Bank of New York Mellon Corp.	10,790	491,161
BlackRock, Inc.	2,205	1,562,529
Cboe Global Markets, Inc.	1,573	197,364
Charles Schwab Corp.	22,390	1,864,191
CME Group, Inc.	5,294	890,239
FactSet Research Systems, Inc.	542	217,456
Franklin Resources, Inc.	4,053	106,918
Goldman Sachs Group, Inc.	4,996	1,715,526
Invesco Ltd.	6,473	116,449
MarketAxess Holdings, Inc.	533	148,648
Moody’s Corp.	2,335	650,578
Morgan Stanley	19,328	1,643,267
MSCI, Inc.	1,176	547,040
Nasdaq, Inc.	4,975	305,216
Northern Trust Corp.	2,998	265,293
Raymond James Financial, Inc.	2,803	299,501
State Street Corp.	5,336	413,914
T. Rowe Price Group, Inc.	3,232	352,482

		12,279,425

Chemicals - 1.9%
Air Products & Chemicals, Inc.	3,262	1,005,544
Albemarle Corp.	1,693	367,144
Celanese Corp.	1,471	150,395
CF Industries Holdings, Inc.	2,927	249,380
Corteva, Inc.	10,466	615,191
Dow, Inc.	10,546	531,413
DuPont de Nemours, Inc.	7,259	498,185
Eastman Chemical Co.	1,940	157,994
Ecolab, Inc.	3,599	523,870
FMC Corp.	1,797	224,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.	3,803	$ 398,707
Linde PLC	7,254	2,366,110
LyondellBasell Industries NV, Class A	3,633	301,648
Mosaic Co.	5,085	223,079
PPG Industries, Inc.	3,431	431,414
Sherwin-Williams Co.	3,490	828,282

		8,872,622

Commercial Services & Supplies - 0.5%
Cintas Corp.	1,261	569,493
Copart, Inc. (A)	6,383	388,661
Republic Services, Inc.	2,978	384,132
Rollins, Inc.	3,245	118,572
Waste Management, Inc.	5,446	854,369

		2,315,227

Communications Equipment - 0.9%
Arista Networks, Inc. (A)	3,661	444,263
Cisco Systems, Inc.	60,513	2,882,839
F5, Inc. (A)	843	120,979
Juniper Networks, Inc.	4,603	147,112
Motorola Solutions, Inc.	2,479	638,863

		4,234,056

Construction & Engineering - 0.1%
Quanta Services, Inc.	2,069	294,832

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	915	309,242
Vulcan Materials Co.	1,908	334,110

		643,352

Consumer Finance - 0.9%
American Express Co.	8,783	1,297,688
Capital One Financial Corp.	5,582	518,903
Discover Financial Services	4,070	398,168
S&P Global, Inc.	4,941	1,654,938
Synchrony Financial	6,944	228,180

		4,097,877

Containers & Packaging - 0.3%
Amcor PLC	22,130	263,568
Avery Dennison Corp.	1,213	219,553
Ball Corp.	4,466	228,391
International Paper Co.	5,166	178,899
Packaging Corp. of America	1,320	168,841
Sealed Air Corp.	1,995	99,511
Westrock Co.	3,490	122,708

		1,281,471

Distributors - 0.2%
Genuine Parts Co.	2,072	359,513
LKQ Corp.	3,720	198,685
Pool Corp.	611	184,724

		742,922

Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B (A)	26,526	8,193,882
Intercontinental Exchange, Inc.	8,265	847,906

		9,041,788

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	104,588	1,925,465
Lumen Technologies, Inc.	13,824	72,161

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	61,922	$ 2,439,727

		4,437,353

Electric Utilities - 2.1%
Alliant Energy Corp.	3,681	203,228
American Electric Power Co., Inc.	7,611	722,664
Constellation Energy Corp.	4,865	419,412
Duke Energy Corp.	11,319	1,165,744
Edison International	5,691	362,061
Entergy Corp.	3,036	341,550
Evergy, Inc.	3,454	217,360
Eversource Energy	5,182	434,459
Exelon Corp.	14,463	625,235
FirstEnergy Corp.	7,971	334,304
NextEra Energy, Inc.	29,145	2,436,522
NRG Energy, Inc.	3,424	108,952
PG&E Corp. (A)	23,986	390,012
Pinnacle West Capital Corp.	1,592	121,056
PPL Corp.	10,995	321,274
Southern Co.	16,004	1,142,846
Xcel Energy, Inc.	7,980	559,478

		9,906,157

Electrical Equipment - 0.6%
AMETEK, Inc.	3,356	468,900
Eaton Corp. PLC	5,882	923,180
Emerson Electric Co.	8,750	840,525
Generac Holdings, Inc. (A)	875	88,078
Rockwell Automation, Inc.	1,658	427,051

		2,747,734

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	8,664	659,677
CDW Corp.	2,018	360,374
Corning, Inc.	11,349	362,487
Keysight Technologies, Inc. (A)	2,599	444,611
TE Connectivity Ltd.	4,665	535,542
Teledyne Technologies, Inc. (A)	690	275,938
Trimble, Inc. (A)	3,667	185,404
Zebra Technologies Corp., Class A (A)	779	199,743

		3,023,776

Energy Equipment & Services - 0.4%
Baker Hughes Co.	14,902	440,056
Halliburton Co.	13,111	515,918
Schlumberger Ltd.	20,853	1,114,801

		2,070,775

Entertainment - 1.3%
Activision Blizzard, Inc.	10,360	793,058
Electronic Arts, Inc.	3,858	471,371
Live Nation Entertainment, Inc. (A)	2,027	141,363
Netflix, Inc. (A)	6,531	1,925,861
Walt Disney Co. (A)	26,740	2,323,171
Warner Bros Discovery, Inc. (A)	33,023	313,058

		5,967,882

Equity Real Estate Investment Trusts - 2.6%
Alexandria Real Estate Equities, Inc.	2,230	324,844
American Tower Corp.	6,838	1,448,699
AvalonBay Communities, Inc.	2,087	337,092
Boston Properties, Inc.	2,150	145,297

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Camden Property Trust	1,550	$ 173,414
Crown Castle, Inc.	6,374	864,569
Digital Realty Trust, Inc.	4,201	421,234
Equinix, Inc.	1,362	892,151
Equity Residential	4,871	287,389
Essex Property Trust, Inc.	975	206,622
Extra Space Storage, Inc.	1,912	281,408
Federal Realty Investment Trust	1,122	113,367
Healthpeak Properties, Inc.	7,991	200,334
Host Hotels & Resorts, Inc.	10,048	161,270
Invitation Homes, Inc.	8,256	244,708
Iron Mountain, Inc.	4,293	214,006
Kimco Realty Corp.	9,235	195,597
Mid-America Apartment Communities, Inc.	1,699	266,726
Prologis, Inc.	13,553	1,527,830
Public Storage	2,301	644,717
Realty Income Corp.	9,254	586,981
Regency Centers Corp.	2,341	146,313
SBA Communications Corp.	1,563	438,125
Simon Property Group, Inc.	4,775	560,967
UDR, Inc.	4,404	170,567
Ventas, Inc.	5,842	263,182
VICI Properties, Inc.	13,908	450,619
Vornado Realty Trust	2,133	44,388
Welltower, Inc.	6,988	458,064
Weyerhaeuser Co.	10,655	330,305

		12,400,785

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	6,523	2,977,750
Kroger Co.	9,514	424,134
Sysco Corp.	7,424	567,565
Walgreens Boots Alliance, Inc.	10,395	388,357
Walmart, Inc.	20,800	2,949,232

		7,307,038

Food Products - 1.2%
Archer-Daniels-Midland Co.	8,157	757,378
Campbell Soup Co.	2,816	159,808
Conagra Brands, Inc.	6,952	269,042
General Mills, Inc.	8,673	727,231
Hershey Co.	2,145	496,718
Hormel Foods Corp.	4,285	195,182
J.M. Smucker Co.	1,592	252,268
Kellogg Co.	3,755	267,506
Kraft Heinz Co.	11,832	481,681
Lamb Weston Holdings, Inc.	2,045	182,741
McCormick & Co., Inc.	3,744	310,340
Mondelez International, Inc., Class A	20,063	1,337,199
Tyson Foods, Inc., Class A	4,249	264,500

		5,701,594

Gas Utilities - 0.0% (B)
Atmos Energy Corp.	2,039	228,511

Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	25,698	2,821,383
Align Technology, Inc. (A)	1,093	230,514
Baxter International, Inc.	7,512	382,887
Becton Dickinson & Co.	4,194	1,066,534
Boston Scientific Corp. (A)	21,070	974,909

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.	729	$ 241,058
DENTSPLY SIRONA, Inc.	2,988	95,138
Dexcom, Inc. (A)	5,721	647,846
Edwards Lifesciences Corp. (A)	8,983	670,222
Hologic, Inc. (A)	3,562	266,473
IDEXX Laboratories, Inc. (A)	1,216	496,079
Intuitive Surgical, Inc. (A)	5,218	1,384,596
Medtronic PLC	19,518	1,516,939
ResMed, Inc.	2,178	453,307
STERIS PLC	1,428	263,737
Stryker Corp.	4,950	1,210,226
Teleflex, Inc.	709	176,988
Zimmer Biomet Holdings, Inc.	3,125	398,438

		13,297,274

Health Care Providers & Services - 3.7%
AmerisourceBergen Corp.	2,371	392,898
Cardinal Health, Inc.	4,095	314,783
Centene Corp. (A)	8,268	678,059
Cigna Corp.	4,490	1,487,717
CVS Health Corp.	19,284	1,797,076
DaVita, Inc. (A)	903	67,427
Elevance Health, Inc.	3,505	1,797,960
HCA Healthcare, Inc.	3,134	752,035
Henry Schein, Inc. (A)	2,111	168,605
Humana, Inc.	1,872	958,820
Laboratory Corp. of America Holdings	1,325	312,011
McKesson Corp.	2,068	775,748
Molina Healthcare, Inc. (A)	839	277,055
Quest Diagnostics, Inc.	1,719	268,920
UnitedHealth Group, Inc.	13,757	7,293,686
Universal Health Services, Inc., Class B	950	133,845

		17,476,645

Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (A)	577	1,162,817
Caesars Entertainment, Inc. (A)	3,199	133,078
Carnival Corp. (A)	14,230	114,694
Chipotle Mexican Grill, Inc. (A)	405	561,934
Darden Restaurants, Inc.	1,764	244,014
Domino’s Pizza, Inc.	538	186,363
Expedia Group, Inc. (A)	2,169	190,004
Hilton Worldwide Holdings, Inc.	4,001	505,566
Las Vegas Sands Corp. (A)	4,936	237,274
Marriott International, Inc., Class A	4,019	598,389
McDonald’s Corp.	10,794	2,844,543
MGM Resorts International	4,503	150,986
Norwegian Cruise Line Holdings Ltd. (A)	5,945	72,767
Royal Caribbean Cruises Ltd. (A)	3,252	160,746
Starbucks Corp.	16,851	1,671,619
Wynn Resorts Ltd. (A)	1,495	123,293
Yum! Brands, Inc.	4,118	527,433

		9,485,520

Household Durables - 0.3%
D.R. Horton, Inc.	4,668	416,106
Garmin Ltd.	2,218	204,699
Lennar Corp., Class A	3,716	336,298
Mohawk Industries, Inc. (A)	784	80,141
Newell Brands, Inc.	5,053	66,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
NVR, Inc. (A)	43	$ 198,341
PulteGroup, Inc.	3,474	158,171
Whirlpool Corp.	820	115,997

		1,575,846

Household Products - 1.6%
Church & Dwight Co., Inc.	3,647	293,984
Clorox Co.	1,757	246,560
Colgate-Palmolive Co.	12,349	972,978
Kimberly-Clark Corp.	5,000	678,750
Procter & Gamble Co.	34,898	5,289,141

		7,481,413

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	9,783	281,359

Industrial Conglomerates - 1.1%
3M Co.	8,171	979,866
General Electric Co.	16,137	1,352,119
Honeywell International, Inc.	9,865	2,114,070
Roper Technologies, Inc.	1,544	667,147

		5,113,202

Insurance - 2.4%
Aflac, Inc.	8,437	606,958
Allstate Corp.	3,945	534,942
American International Group, Inc.	11,075	700,383
Aon PLC, Class A	3,052	916,027
Arch Capital Group Ltd. (A)	5,520	346,546
Arthur J Gallagher & Co.	3,066	578,064
Assurant, Inc.	771	96,421
Brown & Brown, Inc.	3,440	195,977
Chubb Ltd.	6,129	1,352,057
Cincinnati Financial Corp.	2,347	240,309
Everest Re Group Ltd.	552	182,861
Globe Life, Inc.	1,371	165,274
Hartford Financial Services Group, Inc.	4,809	364,666
Lincoln National Corp.	2,300	70,656
Loews Corp.	2,854	166,474
Marsh & McLennan Cos., Inc.	7,327	1,212,472
MetLife, Inc.	9,753	705,825
Principal Financial Group, Inc.	3,406	285,832
Progressive Corp.	8,602	1,115,765
Prudential Financial, Inc.	5,435	540,565
Travelers Cos., Inc.	3,402	637,841
W.R. Berkley Corp.	2,914	211,469
Willis Towers Watson PLC	1,610	393,774

		11,621,158

Interactive Media & Services - 3.9%
Alphabet, Inc., Class A (A)	87,938	7,758,770
Alphabet, Inc., Class C (A)	77,959	6,917,302
Match Group, Inc. (A)	4,195	174,051
Meta Platforms, Inc., Class A (A)	33,027	3,974,469

		18,824,592

Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (A)	130,645	10,974,180
eBay, Inc.	8,150	337,980
Etsy, Inc. (A)	1,870	223,989

		11,536,149

	Shares	Value
COMMON STOCKS (continued)
IT Services - 4.4%
Accenture PLC, Class A	9,289	$ 2,478,677
Akamai Technologies, Inc. (A)	2,234	188,326
Automatic Data Processing, Inc.	6,123	1,462,540
Broadridge Financial Solutions, Inc., ADR	1,712	229,631
Cognizant Technology Solutions Corp., Class A	7,560	432,356
DXC Technology Co. (A)	3,390	89,835
EPAM Systems, Inc. (A)	861	282,184
Fidelity National Information Services, Inc.	8,824	598,708
Fiserv, Inc. (A)	9,297	939,648
FleetCor Technologies, Inc. (A)	1,096	201,313
Gartner, Inc. (A)	1,177	395,637
Global Payments, Inc.	4,082	405,424
International Business Machines Corp.	13,269	1,869,469
Jack Henry & Associates, Inc.	1,080	189,605
Mastercard, Inc., Class A	12,504	4,348,016
Paychex, Inc.	4,672	539,896
PayPal Holdings, Inc. (A)	16,702	1,189,517
VeriSign, Inc. (A)	1,324	272,003
Visa, Inc., Class A	24,080	5,002,861

		21,115,646

Leisure Products - 0.0% (B)
Hasbro, Inc.	1,823	111,221

Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	4,352	651,277
Bio-Rad Laboratories, Inc., Class A (A)	329	138,341
Bio-Techne Corp.	2,292	189,961
Charles River Laboratories International, Inc. (A)	756	164,732
Danaher Corp.	9,608	2,550,155
Illumina, Inc. (A)	2,269	458,792
IQVIA Holdings, Inc. (A)	2,720	557,301
Mettler-Toledo International, Inc. (A)	330	476,999
PerkinElmer, Inc.	1,861	260,949
Thermo Fisher Scientific, Inc.	5,779	3,182,438
Waters Corp. (A)	888	304,211
West Pharmaceutical Services, Inc.	1,057	248,765

		9,183,921

Machinery - 1.9%
Caterpillar, Inc.	7,677	1,839,102
Cummins, Inc.	2,040	494,272
Deere & Co.	4,052	1,737,336
Dover Corp.	2,119	286,934
Fortive Corp.	5,111	328,382
IDEX Corp.	1,077	245,911
Illinois Tool Works, Inc.	4,077	898,163
Ingersoll Rand, Inc.	5,839	305,088
Nordson Corp.	803	190,889
Otis Worldwide Corp.	6,190	484,739
PACCAR, Inc.	5,075	502,273
Parker-Hannifin Corp.	1,900	552,900
Pentair PLC	2,528	113,709
Snap-on, Inc.	782	178,679
Stanley Black & Decker, Inc.	2,241	168,344
Westinghouse Air Brake Technologies Corp.	2,753	274,777
Xylem, Inc.	2,650	293,010

		8,894,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Media - 0.8%
Charter Communications, Inc., Class A (A)	1,616	$ 547,986
Comcast Corp., Class A	63,288	2,213,181
DISH Network Corp., Class A (A)	3,276	45,995
Fox Corp., Class A	4,345	131,958
Fox Corp., Class B	2,115	60,172
Interpublic Group of Cos., Inc.	5,795	193,031
News Corp., Class A	5,836	106,215
News Corp., Class B	1,610	29,688
Omnicom Group, Inc.	3,061	249,686
Paramount Global, Class B	7,190	121,367

		3,699,279

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	21,048	799,824
Newmont Corp.	11,583	546,718
Nucor Corp.	3,819	503,382
Steel Dynamics, Inc.	2,453	239,658

		2,089,582

Multi-Utilities - 0.9%
Ameren Corp.	3,858	343,053
CenterPoint Energy, Inc.	9,049	271,380
CMS Energy Corp.	4,162	263,579
Consolidated Edison, Inc.	5,178	493,515
Dominion Energy, Inc.	12,120	743,198
DTE Energy Co.	2,891	339,779
NiSource, Inc.	6,047	165,809
Public Service Enterprise Group, Inc.	7,243	443,779
Sempra Energy	4,655	719,384
WEC Energy Group, Inc.	4,556	427,171

		4,210,647

Multiline Retail - 0.5%
Dollar General Corp.	3,286	809,178
Dollar Tree, Inc. (A)	3,085	436,342
Target Corp.	6,805	1,014,217

		2,259,737

Oil, Gas & Consumable Fuels - 4.7%
APA Corp.	4,891	228,312
Chevron Corp.	26,202	4,702,997
ConocoPhillips	18,283	2,157,394
Coterra Energy, Inc.	11,767	289,115
Devon Energy Corp.	9,541	586,867
Diamondback Energy, Inc.	2,603	356,038
EOG Resources, Inc.	8,636	1,118,535
EQT Corp.	5,277	178,521
Exxon Mobil Corp.	60,640	6,688,592
Hess Corp.	4,118	584,015
Kinder Morgan, Inc.	28,788	520,487
Marathon Oil Corp.	9,958	269,563
Marathon Petroleum Corp.	6,904	803,557
Occidental Petroleum Corp.	10,846	683,189
ONEOK, Inc.	6,484	425,999
Phillips 66	7,001	728,664
Pioneer Natural Resources Co.	3,472	792,970
Targa Resources Corp.	3,234	237,699
Valero Energy Corp.	5,733	727,288
Williams Cos., Inc.	17,762	584,370

		22,664,172

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	3,423	$ 849,280

Pharmaceuticals - 4.8%
Bristol-Myers Squibb Co.	31,348	2,255,489
Catalent, Inc. (A)	2,459	110,679
Eli Lilly & Co.	11,617	4,249,963
Johnson & Johnson	38,495	6,800,142
Merck & Co., Inc.	37,348	4,143,761
Organon & Co.	4,142	115,686
Pfizer, Inc.	82,684	4,236,728
Viatris, Inc.	17,706	197,068
Zoetis, Inc.	6,890	1,009,729

		23,119,245

Professional Services - 0.4%
CoStar Group, Inc. (A)	6,015	464,839
Equifax, Inc.	1,826	354,901
Jacobs Solutions, Inc.	1,885	226,332
Leidos Holdings, Inc.	2,056	216,271
Robert Half International, Inc.	1,648	121,672
Verisk Analytics, Inc.	2,297	405,237

		1,789,252

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	4,601	354,093

Road & Rail - 0.9%
CSX Corp.	30,973	959,543
JB Hunt Transport Services, Inc.	1,228	214,114
Norfolk Southern Corp.	3,400	837,828
Old Dominion Freight Line, Inc.	1,336	379,130
Union Pacific Corp.	9,011	1,865,908

		4,256,523

Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices, Inc. (A)	23,796	1,541,267
Analog Devices, Inc.	7,596	1,245,972
Applied Materials, Inc.	12,628	1,229,715
Broadcom, Inc.	5,968	3,336,888
Enphase Energy, Inc. (A)	1,975	523,296
First Solar, Inc. (A)	1,481	221,839
Intel Corp.	60,589	1,601,367
KLA Corp.	2,064	778,190
Lam Research Corp.	2,017	847,745
Microchip Technology, Inc.	8,160	573,240
Micron Technology, Inc.	15,958	797,581
Monolithic Power Systems, Inc.	669	236,565
NVIDIA Corp.	36,666	5,358,369
NXP Semiconductors NV	3,800	600,514
ON Semiconductor Corp. (A)	6,309	393,492
Qorvo, Inc. (A)	1,492	135,235
QUALCOMM, Inc.	16,451	1,808,623
Skyworks Solutions, Inc.	2,454	223,633
SolarEdge Technologies, Inc. (A)	804	227,749
Teradyne, Inc.	2,241	195,752
Texas Instruments, Inc.	13,301	2,197,591

		24,074,623

Software - 8.2%
Adobe, Inc. (A)	6,814	2,293,115
ANSYS, Inc. (A)	1,279	308,994
Autodesk, Inc. (A)	3,167	591,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Cadence Design Systems, Inc. (A)	4,041	$ 649,146
Ceridian HCM Holding, Inc. (A)	2,178	139,719
Fortinet, Inc. (A)	9,710	474,722
Gen Digital, Inc.	8,717	186,805
Intuit, Inc.	4,138	1,610,592
Microsoft Corp.	109,702	26,308,734
Oracle Corp.	22,556	1,843,727
Paycom Software, Inc. (A)	718	222,803
PTC, Inc. (A)	1,568	188,223
Salesforce, Inc. (A)	14,675	1,945,758
ServiceNow, Inc. (A)	2,984	1,158,598
Synopsys, Inc. (A)	2,264	722,872
Take-Two Interactive Software, Inc. (A)	2,369	246,684
Tyler Technologies, Inc. (A)	616	198,605

		39,090,914

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	828	121,741
AutoZone, Inc. (A)	283	697,929
Bath & Body Works, Inc.	3,564	150,187
Best Buy Co., Inc.	2,942	235,978
CarMax, Inc. (A)	2,261	137,672
Home Depot, Inc.	15,078	4,762,537
Lowe’s Cos., Inc.	9,156	1,824,241
O’Reilly Automotive, Inc. (A)	923	779,040
Ross Stores, Inc.	5,103	592,305
TJX Cos., Inc.	17,144	1,364,662
Tractor Supply Co.	1,632	367,151
Ulta Beauty, Inc. (A)	752	352,741

		11,386,184

Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	220,058	28,592,136
Hewlett Packard Enterprise Co.	18,605	296,936

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	12,958	$ 348,181
NetApp, Inc.	3,225	193,694
Seagate Technology Holdings PLC	2,820	148,360
Western Digital Corp. (A)	4,886	154,153

		29,733,460

Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	18,484	2,162,813
Ralph Lauren Corp.	631	66,678
Tapestry, Inc.	3,434	130,767
VF Corp.	4,712	130,098

		2,490,356

Tobacco - 0.7%
Altria Group, Inc.	26,471	1,209,990
Philip Morris International, Inc.	22,740	2,301,515

		3,511,505

Trading Companies & Distributors - 0.2%
Fastenal Co.	8,325	393,939
United Rentals, Inc. (A)	1,044	371,058
WW Grainger, Inc.	670	372,688

		1,137,685

Water Utilities - 0.1%
American Water Works Co., Inc.	2,692	410,315

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	8,738	1,223,320

Total Common Stocks (Cost $411,318,646)		472,856,568

Total Investments (Cost $411,318,646)		472,856,568
Net Other Assets (Liabilities) - 0.9%		4,216,707

Net Assets - 100.0%		$477,073,275

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	25	03/17/2023	$4,930,158	$4,826,250	$—	$(103,908)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$472,856,568	$—	$—	$472,856,568

Total Investments	$472,856,568	$—	$—	$472,856,568

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(103,908)	$—	$—	$(103,908)

Total Other Financial Instruments	$(103,908)	$—	$—	$(103,908)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $411,318,646)	$472,856,568
Cash	3,735,910
Cash collateral pledged at broker for:
Futures contracts	291,500
Receivables and other assets:
Shares of beneficial interest sold	59,091
Dividends	409,052
Other assets	864

Total assets	477,352,985

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	48,626
Investment management fees	38,580
Distribution and service fees	90,262
Transfer agent costs	549
Trustees, CCO and deferred compensation fees	840
Audit and tax fees	16,344
Custody fees	12,545
Legal fees	2,550
Printing and shareholder reports fees	4,372
Other accrued expenses	51,616
Variation margin payable on futures contracts	13,426

Total liabilities	279,710

Net assets	$477,073,275

Net assets consist of:
Capital stock ($0.01 par value)	$293,018
Additional paid-in capital	402,619,159
Total distributable earnings (accumulated losses)	74,161,098

Net assets	$477,073,275

Net assets by class:
Initial Class	$59,133,124
Service Class	417,940,151

Shares outstanding:
Initial Class	3,612,349
Service Class	25,689,440

Net asset value and offering price per share:
Initial Class	$16.37
Service Class	16.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$7,720,255
Interest income	2,344
Withholding taxes on foreign income	(1,877)

Total investment income	7,720,722

Expenses:
Investment management fees	388,070
Distribution and service fees:
Service Class	1,103,260
Transfer agency costs
Initial Class	471
Service Class	4,686
Trustees, CCO and deferred compensation fees	20,587
Audit and tax fees	51,619
Custody fees	48,430
Legal fees	30,825
Printing and shareholder reports fees	8,641
Other	71,379

Total expenses before waiver and/or reimbursement and recapture	1,727,968

Expenses waived and/or reimbursed:
Initial Class	(163)
Service Class	(15,224)
Recapture of previously waived and/or reimbursed fees:
Initial Class	5,047
Service Class	64,756

Net expenses	1,782,384

Net investment income (loss)	5,938,338

Net realized gain (loss) on:
Investments	8,880,789
Futures contracts	(644,114)

Net realized gain (loss)	8,236,675

Net change in unrealized appreciation (depreciation) on:
Investments	(116,855,378)
Futures contracts	(154,131)

Net change in unrealized appreciation (depreciation)	(117,009,509)

Net realized and change in unrealized gain (loss)	(108,772,834)

Net increase (decrease) in net assets resulting from operations	$(102,834,496)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$5,938,338	$4,765,254
Net realized gain (loss)	8,236,675	6,202,135
Net change in unrealized appreciation (depreciation)	(117,009,509)	105,804,512

Net increase (decrease) in net assets resulting from operations	(102,834,496)	116,771,901

Dividends and/or distributions to shareholders:
Initial Class	(1,192,283)	(967,120)
Service Class	(9,885,341)	(11,526,117)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,077,624)	(12,493,237)

Capital share transactions:
Proceeds from shares sold:
Initial Class	45,053,560	3,258,779
Service Class	61,436,973	97,781,839

	106,490,533	101,040,618

Dividends and/or distributions reinvested:
Initial Class	1,192,283	967,120
Service Class	9,885,341	11,526,117

	11,077,624	12,493,237

Cost of shares redeemed:
Initial Class	(17,132,380)	(6,455,523)
Service Class	(67,288,105)	(38,913,974)

	(84,420,485)	(45,369,497)

Net increase (decrease) in net assets resulting from capital share transactions	33,147,672	68,164,358

Net increase (decrease) in net assets	(80,764,448)	172,443,022

Net assets:
Beginning of year	557,837,723	385,394,701

End of year	$477,073,275	$557,837,723

Capital share transactions - shares:
Shares issued:
Initial Class	2,635,475	183,312
Service Class	3,466,273	5,327,606

	6,101,748	5,510,918

Shares reinvested:
Initial Class	68,130	50,292
Service Class	567,797	602,201

	635,927	652,493

Shares redeemed:
Initial Class	(993,363)	(348,717)
Service Class	(3,777,965)	(2,091,413)

	(4,771,328)	(2,440,130)

Net increase (decrease) in shares outstanding:
Initial Class	1,710,242	(115,113)
Service Class	256,105	3,838,394

	1,966,347	3,723,281

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$20.52	$16.39	$14.02	$10.74	$11.80

Investment operations:
Net investment income (loss) (B)	0.26	0.23	0.23	0.23	0.21
Net realized and unrealized gain (loss)	(3.97)	4.41	2.30	3.12	(1.22)

Total investment operations	(3.71)	4.64	2.53	3.35	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.11)	(0.07)	(0.03)
Net realized gains	(0.23)	(0.33)	(0.05)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.44)	(0.51)	(0.16)	(0.07)	(0.05)

Net asset value, end of period/year	$16.37	$20.52	$16.39	$14.02	$10.74

Total return	(18.22)%	28.50%	18.18%	31.22%	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$59,133	$39,034	$33,069	$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.13%	0.13%	0.16%	0.19%	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.14%	0.14	%(D)
Net investment income (loss) to average net assets	1.48%	1.24%	1.65%	1.81%	1.88	%(D)
Portfolio turnover rate	5%	3%	10%	1%	1%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$20.40	$16.32	$13.97	$10.72	$11.32

Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.20	0.20	0.18
Net realized and unrealized gain (loss)	(3.94)	4.38	2.30	3.11	(0.74)

Total investment operations	(3.73)	4.56	2.50	3.31	(0.56)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.10)	(0.06)	(0.02)
Net realized gains	(0.23)	(0.33)	(0.05)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.40)	(0.48)	(0.15)	(0.06)	(0.04)

Net asset value, end of year	$16.27	$20.40	$16.32	$13.97	$10.72

Total return	(18.44)%	28.14%	17.98%	30.90%	(4.99)%

Ratio and supplemental data:
Net assets end of year (000’s)	$417,940	$518,804	$352,326	$213,010	$53,694
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.41%	0.44%	0.65%
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	1.20%	0.99%	1.43%	1.56%	1.57%
Portfolio turnover rate	5%	3%	10%	1%	1%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2022.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(103,908)	$—	$—	$(103,908)
Total	$—	$—	$(103,908)	$—	$—	$(103,908)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(644,114)	$—	$—	$(644,114)
Total	$—	$—	$(644,114)	$—	$—	$(644,114)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(154,131)	$—	$—	$(154,131)
Total	$—	$—	$(154,131)	$—	$—	$(154,131)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2022.

Futures contracts:
Average notional value of contracts – long	$3,705,882

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.
The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. RISK FACTORS (continued)

are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Index fund risk: While the Portfolio seeks to track the performance of the S&P 500® (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2023
Service Class	0.39	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2022, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2020	2021	2022	Total
Initial Class	$—	$—	$38	$38
Service Class	60,014	18,473	15,224	93,711

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 54,455,945	$ —	$ 26,045,009	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 413,063,425	$ 93,973,746	$ (34,180,603)	$ 59,793,143

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,277,686	$ 5,799,938	$ —	$ 4,145,914	$ 8,347,323	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,989,746	$ 8,397,062	$ —	$ —	$ (18,853)	$ 59,793,143

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica S&P 500 Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica S&P 500 Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica S&P 500 Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,799,938 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management L.P.

The small-cap sleeve’s performance was challenged by myriad macroeconomic headwinds that clouded the business outlook and hurt investor sentiment during the fiscal year ended December 31, 2022. These factors all gravitated around inflation, which proved much more pervasive and sustained than the temporal nuisance the U.S. Federal Reserve (“Fed”) had proclaimed it would be. The Consumer Price Index soared to high-single-digit monthly increases for much of the year. The Fed, in our view, kept easy money conditions in place for too long in 2021, but, in fairness, the Fed could not have foreseen the more recent threat to its price stability mandate from the 2022 events in Ukraine. The conflict became a watershed moment for the inflation problem, as the invasion stretched the availability of key raw materials from the region amid various trade sanctions and logistical difficulties. The oil markets were particularly reliant on Russian supply, so elevated crude quotations also had inflationary effects for much of the year. The same holds true for COVID-19 outbreaks in China, which persisted throughout 2022, causing strict quarantines in some economically sensitive cities, including some major technology hubs. The Fed aggressively raised rates in response to the inflation outbreak. That, along with the likelihood of further tightening in monetary policy, raised the prospect of an economic downturn.

Amid these dynamics, most sectors ended in the red for the year. Within the Russell 2000® Value index, groups most exposed to tight labor markets and supply chain bottlenecks were large contributors to the market decline, including the healthcare and consumer discretionary sectors. The financial services sector was a significant negative contributor despite the rise in interest rates, as deposits cost increases and worries about a potential credit cycle drove the group lower. Higher interest rates had a negative effect on real estate stocks in the year, reversing a strong rally in property values following the pandemic. The one materially noteworthy outlier on the positive side of the performance spectrum was the energy sector, where stocks responded in kind as oil and natural gas prices moved substantially higher following the Russian invasion, before pulling back later in 2022.

Thompson, Siegel & Walmsley LLC

Most domestic and international markets finished 2022 solidly in the red, as sentiment in the market continued to be volatile, influenced by hawkish global central banks’ monetary policy to curb inflation, the myriad of geopolitical headwinds, and uncertainty related to China’s reopening policies and associated rising COVID-19 cases.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Small/Mid Cap Value VP, Initial Class returned -8.31%. By comparison, its benchmark, the Russell 2500TM Value Index, returned -13.08%.

STRATEGY REVIEW

Systematic Financial Management L.P.

In the small-cap sleeve, Systematic Financial Management L.P. generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of Transamerica Small/Mid Cap Value VP outperformed (net of management fees) the Russell 2000® Value Index (“Index”) during the fiscal year ended December 31, 2022.

During the fiscal year, companies with strong debt coverage, capable of paying off their debt with internally generated free cash flow in less than ten years, fell less than the Russell 2000® Value Index, while those with poor debt coverage (or negative free cash flow) underperformed. Amid the unfavorable market sentiment, free cash flow as a valuation metric also demonstrated efficacy. Stocks with low Price to Free Cash Flow multiples, as a cohort, outperformed the benchmark. High Price to Free Cash Flow as a quantitative factor did poorly on a relative basis. These trends worked to the small cap sleeve’s advantage, on a relative basis, during 2022.

From an attribution standpoint, positive stock selection drove the Portfolio’s relative outperformance, somewhat offset by unfavorable sector allocation. Stock selection was particularly good in the healthcare, financial services, and industrials sectors. The small cap sleeve saw its worst absolute performance against the benchmark in the consumer staples sector, but this negative contribution was kept in check by the Portfolio’s small weight to this group. There was also a drag on relative performance, in terms of stock selection, within the energy and materials sectors. Looking at sector attribution, the largest headwind came from our underweight to the meaningfully outperforming energy sector. Our overweight to the information technology and consumer discretionary sectors also constrained relative returns. On the other hand, underweights to the communication services, real estate, and healthcare sectors positively impacted relative performance for the fiscal year.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In managing the midcap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The midcap sleeve outperformed its benchmark, the Russell MidCap® Value Index, for the fiscal year ended December 31, 2022.

The leading economic industries that contributed to the midcap sleeve’s relative return during the fiscal year were the financials, real estate, and consumer staples sectors.

Within the financial services sector, the Portfolio’s overweight to the insurance sector, along with positive stock selection across the industry were the primary drivers of excess return. Alleghany Corp., a primary insurer and reinsurer, was the top contributor after being acquired by Berkshire Hathaway in the fourth quarter of 2022. Arch Capital Group Ltd., a provider of property and casualty insurance and reinsurance, was another large contributor driven by continued strength in both their mortgage and specialty insurance segments, along with promising rate increases in 2023, and the continued tailwind from being recently added to the S&P 500® Index. A handful of other insurance holdings also contributed positively to relative performance, with the common theme of having a more defensive or stable business model in a down-market, combined with a generally positive pricing outlook for most insurers.

Within the real estate sector, the Portfolio benefited from both an underweight to the industry, and positive stock selection. At the stock level, Gaming and Leisure Properties, a triple net lease real estate owner and operator, benefited from strong gaming demand and positive sentiment from the market following a separate market transaction between a peer and a gaming real estate investment trust at an attractive cap rate.

Within the consumer staples sector, our overweight allocation and stock selection both contributed positively to relative return. Post Holdings, Inc., a diversified consumer packaged goods holding company, was the top contributor driven by improving supply chain headwinds, their ability to pass on pricing to customers, and the potential for U.S. consumers to trade down to Post Holdings, Inc.’s more value-oriented brands in a recessionary environment. AmerisourceBergen Corp., a drug distributor, was another large contributor arguably driven by their stable and recurring business model in an uncertain market environment, and reduced risk from potential opioid distribution litigation for the industry.

The detractors from relative performance during the fiscal year were the telecommunications and basic materials sectors.

In the telecommunications sector, positions in Liberty Broadband Corp. Class C (“Liberty Broadband”), and Altice USA, Inc., Class A were the primary detractors. Liberty Broadband faced headwinds due to perceived fixed wireless competition and overall competitive pressure in cable. This is notable for Liberty Broadband because of its ownership of Charter Communications. Altice USA, Inc., Class A, a provider of broadband and cable television, has been impacted by the same industry-wide headwinds.

Within the basic materials sector, our underweight to the industry, along with our position in Cleveland-Cliffs, Inc. and Mosaic Co. were the primary detractors. Cleveland-Cliffs, Inc. is the second largest U.S. steel producer and the largest of the two blast furnace producers. Shares were punished as commodity prices deteriorated from recent highs, and recessionary concerns loom. Mosaic Co., a phosphate and potash producer, was the next largest detractor driven by weaker pricing for the underlying commodities coming off recent highs. We are also compelled by Mosaic Co.’s low-cost position and the overall supply/demand imbalance for fertilizer.

Kenneth Burgess, CFA

W. Ryan Wick, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Repurchase Agreement	3.0
Other Investment Company	0.6
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(8.31)%	6.28%	10.25%	05/04/1993
Russell 2500™ Value Index (A)	(13.08)%	4.75%	8.93%
Service Class	(8.53)%	6.01%	9.98%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervalution may actually represent intrinsic value. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.30	$4.10	$1,021.20	$4.08	0.80%
Service Class	1,000.00	1,029.80	5.37	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 97.1%
Aerospace & Defense - 2.2%
Curtiss-Wright Corp.	15,600	$2,605,044
Elbit Systems Ltd.	6,150	1,008,846
Huntington Ingalls Industries, Inc.	34,200	7,889,256

		11,503,146

Air Freight & Logistics - 1.0%
FedEx Corp.	29,200	5,057,440

Auto Components - 0.6%
Dana, Inc.	38,700	585,531
Gentex Corp.	21,300	580,851
Stoneridge, Inc. (A)	10,300	222,068
Visteon Corp. (A)	13,350	1,746,581

		3,135,031

Banks - 8.0%
Atlantic Union Bankshares Corp.	20,000	702,800
Bank of Princeton	8,000	253,760
Berkshire Hills Bancorp, Inc.	60,200	1,799,980
Central Valley Community Bancorp	12,700	268,986
Citizens Financial Group, Inc.	21,600	850,392
Dime Community Bancshares, Inc.	54,150	1,723,594
First Citizens BancShares, Inc., Class A	15,709	11,913,077
First Community Bankshares, Inc.	45,900	1,556,010
First Merchants Corp.	48,450	1,991,779
First Republic Bank	43,300	5,277,837
Hope Bancorp, Inc.	45,900	587,979
Lakeland Bancorp, Inc.	114,600	2,018,106
OceanFirst Financial Corp.	61,850	1,314,313
Sandy Spring Bancorp, Inc.	56,600	1,994,018
Umpqua Holdings Corp.	114,800	2,049,180
United Bankshares, Inc.	14,150	572,934
United Community Banks, Inc.	63,850	2,158,130
Washington Trust Bancorp, Inc.	13,450	634,571
Webster Financial Corp.	64,350	3,046,329
Western Alliance Bancorp	13,350	795,126

		41,508,901

Beverages - 1.0%
Molson Coors Beverage Co., Class B	103,000	5,306,560

Biotechnology - 0.2%
Exelixis, Inc. (A)	80,250	1,287,210

Building Products - 1.9%
American Woodmark Corp. (A)	23,600	1,153,096
Builders FirstSource, Inc. (A)	34,300	2,225,384
Gibraltar Industries, Inc. (A)	9,700	445,036
Masonite International Corp. (A)	16,200	1,305,882
Owens Corning	21,350	1,821,155
PGT Innovations, Inc. (A)	67,700	1,215,892
Quanex Building Products Corp.	74,650	1,767,712

		9,934,157

Capital Markets - 0.8%
Piper Sandler Cos.	18,000	2,343,420
Stifel Financial Corp.	30,350	1,771,530

		4,114,950

Chemicals - 2.2%
Chase Corp.	16,250	1,401,725
Huntsman Corp.	40,500	1,112,940
LSB Industries, Inc. (A)	80,500	1,070,650
Mosaic Co.	70,300	3,084,061

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Olin Corp.	91,300	$ 4,833,422

		11,502,798

Commercial Services & Supplies - 0.3%
HNI Corp.	27,200	773,296
Tetra Tech, Inc.	4,300	624,317

		1,397,613

Communications Equipment - 0.7%
Harmonic, Inc. (A)	63,200	827,920
KVH Industries, Inc. (A)	116,350	1,189,097
Silicom Ltd. (A)	41,750	1,759,763

		3,776,780

Construction & Engineering - 1.3%
Comfort Systems USA, Inc.	22,400	2,577,792
EMCOR Group, Inc.	23,850	3,532,424
Granite Construction, Inc.	22,400	785,568

		6,895,784

Consumer Finance - 0.9%
Ally Financial, Inc.	187,000	4,572,150

Containers & Packaging - 1.5%
Graphic Packaging Holding Co.	215,500	4,794,875
Sealed Air Corp.	59,100	2,947,908

		7,742,783

Distributors - 1.2%
LKQ Corp.	116,500	6,222,265

Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	67,400	828,346
Stride, Inc. (A)	37,100	1,160,488

		1,988,834

Diversified Telecommunication Services - 0.9%
Liberty Global PLC, Class A (A)	246,100	4,658,673

Electric Utilities - 3.2%
Evergy, Inc.	109,000	6,859,370
Exelon Corp.	81,600	3,527,568
OGE Energy Corp.	138,200	5,465,810
Portland General Electric Co. (B)	17,100	837,900

		16,690,648

Electrical Equipment - 0.9%
Acuity Brands, Inc.	4,100	679,001
LSI Industries, Inc.	157,000	1,921,680
Regal Rexnord Corp.	18,300	2,195,634

		4,796,315

Electronic Equipment, Instruments & Components - 2.3%
Coherent Corp. (A)	4,700	164,970
Flex Ltd. (A)	136,700	2,933,582
Itron, Inc. (A)	8,200	415,330
Methode Electronics, Inc.	39,750	1,763,707
OSI Systems, Inc. (A)	12,450	990,024
Vishay Intertechnology, Inc.	81,000	1,747,170
Vontier Corp.	196,000	3,788,680

		11,803,463

Energy Equipment & Services - 0.6%
Helix Energy Solutions Group, Inc. (A)	179,800	1,326,924
Helmerich & Payne, Inc.	33,600	1,665,552

		2,992,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Entertainment - 1.2%
Madison Square Garden Entertainment Corp. (A)	27,600	$ 1,241,172
Madison Square Garden Sports Corp.	4,500	824,985
Warner Bros Discovery, Inc. (A)	425,700	4,035,636

		6,101,793

Equity Real Estate Investment Trusts - 3.6%
Apple Hospitality, Inc.	116,350	1,836,003
Brandywine Realty Trust	145,600	895,440
Community Healthcare Trust, Inc.	27,650	989,870
DiamondRock Hospitality Co.	87,850	719,491
Gaming & Leisure Properties, Inc.	75,153	3,914,720
JBG SMITH Properties	232,500	4,412,850
LXP Industrial Trust	155,250	1,555,605
Physicians Realty Trust	120,150	1,738,570
Piedmont Office Realty Trust, Inc., Class A	75,650	693,711
Sabra Health Care, Inc.	103,500	1,286,505
Summit Hotel Properties, Inc.	59,250	427,785

		18,470,550

Food & Staples Retailing - 0.2%
Village Super Market, Inc., Class A	35,900	836,111

Food Products - 2.2%
Kraft Heinz Co.	70,087	2,853,242
Nomad Foods Ltd. (A)	76,100	1,311,964
Post Holdings, Inc. (A)	75,268	6,793,689
Whole Earth Brands, Inc. (A)	67,100	273,097

		11,231,992

Gas Utilities - 0.8%
UGI Corp.	113,400	4,203,738

Health Care Equipment & Supplies - 1.4%
AngioDynamics, Inc. (A)	80,000	1,101,600
Koninklijke Philips NV	286,800	4,299,132
Meridian Bioscience, Inc. (A)	47,200	1,567,512
OraSure Technologies, Inc. (A)	101,450	488,989

		7,457,233

Health Care Providers & Services - 4.7%
AmerisourceBergen Corp.	33,280	5,514,829
AMN Healthcare Services, Inc. (A)	12,650	1,300,673
Centene Corp. (A)	54,100	4,436,741
Cross Country Healthcare, Inc. (A)	132,250	3,513,882
Encompass Health Corp.	31,900	1,907,939
Enhabit, Inc. (A)	107,900	1,419,964
Laboratory Corp. of America Holdings	24,277	5,716,748
National HealthCare Corp.	7,250	431,375

		24,242,151

Hotels, Restaurants & Leisure - 0.2%
Churchill Downs, Inc.	5,650	1,194,580

Household Durables - 1.0%
Helen of Troy Ltd. (A)	8,350	926,098
KB Home	40,900	1,302,665
La-Z-Boy, Inc.	39,300	896,826
MDC Holdings, Inc.	19,400	613,040
PulteGroup, Inc.	13,450	612,379
Sonos, Inc. (A)	45,600	770,640

		5,121,648

Household Products - 0.3%
Spectrum Brands Holdings, Inc.	24,650	1,501,678

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers - 1.1%
Vistra Corp.	235,531	$ 5,464,319

Insurance - 7.4%
Allstate Corp.	44,500	6,034,200
Arch Capital Group Ltd. (A)	72,500	4,551,550
Everest Re Group Ltd.	7,350	2,434,835
Fidelity National Financial, Inc.	138,307	5,203,109
Loews Corp.	43,908	2,561,154
Markel Corp. (A)	4,300	5,665,207
Old Republic International Corp.	222,650	5,376,997
Selective Insurance Group, Inc.	27,600	2,445,636
United Fire Group, Inc.	22,600	618,336
Willis Towers Watson PLC	14,300	3,497,494

		38,388,518

Interactive Media & Services - 0.9%
IAC, Inc. (A)	108,820	4,831,608

IT Services - 2.4%
FleetCor Technologies, Inc. (A)	34,400	6,318,592
Global Payments, Inc.	54,600	5,422,872
Perficient, Inc. (A)	9,150	638,944

		12,380,408

Leisure Products - 1.0%
BRP, Inc.	17,300	1,320,855
Hayward Holdings, Inc. (A) (B)	89,800	844,120
MasterCraft Boat Holdings, Inc. (A)	68,800	1,779,856
Polaris, Inc.	14,000	1,414,000

		5,358,831

Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories, Inc., Class A (A)	13,800	5,802,762
Maravai LifeSciences Holdings, Inc., Class A (A)	49,850	713,354

		6,516,116

Machinery - 1.8%
CNH Industrial NV	149,200	2,396,152
Columbus McKinnon Corp.	46,600	1,513,102
Douglas Dynamics, Inc.	26,100	943,776
Gencor Industries, Inc. (A)	47,650	481,265
Miller Industries, Inc.	22,400	597,184
Mueller Industries, Inc.	40,800	2,407,200
Oshkosh Corp.	11,650	1,027,413

		9,366,092

Media - 6.0%
Altice USA, Inc., Class A (A)	414,700	1,907,620
DISH Network Corp., Class A (A)	318,400	4,470,336
Fox Corp., Class A	173,100	5,257,047
Liberty Broadband Corp., Class C (A)	109,790	8,373,683
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	159,644	6,246,870
News Corp., Class A	223,200	4,062,240
Perion Network Ltd. (A)	26,450	669,185

		30,986,981

Metals & Mining - 2.3%
Cleveland-Cliffs, Inc. (A) (B)	137,600	2,216,736
Commercial Metals Co.	39,650	1,915,095
Kaiser Aluminum Corp.	16,800	1,276,128
Schnitzer Steel Industries, Inc., Class A	32,000	980,800
TimkenSteel Corp. (A)	71,600	1,300,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
U.S. Steel Corp.	166,800	$ 4,178,340

		11,868,071

Mortgage Real Estate Investment Trusts - 0.8%
Annaly Capital Management, Inc. (B)	189,347	3,991,435

Multi-Utilities - 2.7%
CenterPoint Energy, Inc.	154,000	4,618,460
NiSource, Inc.	220,900	6,057,078
NorthWestern Corp.	58,200	3,453,588

		14,129,126

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	38,600	5,459,584

Oil, Gas & Consumable Fuels - 6.4%
Chesapeake Energy Corp. (B)	41,700	3,935,229
Delek US Holdings, Inc.	51,200	1,382,400
Diamondback Energy, Inc.	19,700	2,694,566
EQT Corp.	66,400	2,246,312
HF Sinclair Corp.	62,300	3,232,747
Kinder Morgan, Inc.	294,500	5,324,560
Magnolia Oil & Gas Corp., Class A	191,250	4,484,812
Ovintiv, Inc.	38,750	1,965,013
REX American Resources Corp. (A)	57,000	1,816,020
Williams Cos., Inc.	191,600	6,303,640

		33,385,299

Paper & Forest Products - 0.6%
Louisiana-Pacific Corp.	51,800	3,066,560

Personal Products - 0.1%
Medifast, Inc.	3,850	444,098

Pharmaceuticals - 2.6%
Innoviva, Inc. (A)	127,300	1,686,725
Jazz Pharmaceuticals PLC (A)	13,450	2,142,719
Organon & Co.	55,200	1,541,736
Perrigo Co. PLC	241,300	8,225,917

		13,597,097

Professional Services - 2.4%
ASGN, Inc. (A)	17,450	1,421,826
FTI Consulting, Inc. (A)	5,000	794,000
Heidrick & Struggles International, Inc.	40,250	1,125,793
ICF International, Inc.	27,150	2,689,207
KBR, Inc.	60,850	3,212,880
Leidos Holdings, Inc.	15,650	1,646,224
Science Applications International Corp.	15,850	1,758,240

		12,648,170

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	49,600	395,312

Road & Rail - 0.2%
U-Haul Holding Co. (B)	1,500	90,285
U-Haul Holding Co.	18,000	989,640

		1,079,925

Semiconductors & Semiconductor Equipment - 2.5%
AXT, Inc. (A)	27,000	118,260
Azenta, Inc. (A)	25,350	1,475,877
Cohu, Inc. (A)	56,700	1,817,235
Magnachip Semiconductor Corp. (A)	146,250	1,373,287
MaxLinear, Inc. (A)	11,600	393,820
MKS Instruments, Inc.	13,250	1,122,673

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Onto Innovation, Inc. (A)	21,600	$ 1,470,744
Qorvo, Inc. (A)	9,250	838,420
Silicon Motion Technology Corp., ADR	34,650	2,251,903
Tower Semiconductor Ltd. (A)	33,000	1,425,600
Universal Display Corp.	7,950	858,918

		13,146,737

Software - 0.3%
Progress Software Corp.	32,900	1,659,805

Specialty Retail - 2.5%
Abercrombie & Fitch Co., Class A (A)	33,250	761,758
Academy Sports & Outdoors, Inc.	16,350	859,029
Advance Auto Parts, Inc.	21,400	3,146,442
American Eagle Outfitters, Inc.	101,000	1,409,960
Ross Stores, Inc.	33,600	3,899,952
Urban Outfitters, Inc. (A)	51,250	1,222,312
Williams-Sonoma, Inc.	13,750	1,580,150

		12,879,603

Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp. (A)	128,500	4,054,175

Textiles, Apparel & Luxury Goods - 0.8%
Deckers Outdoor Corp. (A)	3,625	1,446,955
Steven Madden Ltd.	41,500	1,326,340
Tapestry, Inc.	31,250	1,190,000

		3,963,295

Thrifts & Mortgage Finance - 1.3%
Provident Financial Services, Inc.	55,300	1,181,208
TrustCo Bank Corp.	61,000	2,292,990
Washington Federal, Inc.	91,500	3,069,825

		6,544,023

Total Common Stocks (Cost $457,431,755)		502,854,639

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (C)	2,963,938	2,963,938

Total Other Investment Company (Cost $2,963,938)		2,963,938

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $15,753,092 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $16,064,992.	$15,749,942	15,749,942

Total Repurchase Agreement (Cost $15,749,942)		15,749,942

Total Investments (Cost $476,145,635)		521,568,519
Net Other Assets (Liabilities) - (0.7)%		(3,546,647)

Net Assets - 100.0%		$518,021,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$502,854,639	$—	$—	$502,854,639
Other Investment Company	2,963,938	—	—	2,963,938
Repurchase Agreement	—	15,749,942	—	15,749,942

Total Investments	$505,818,577	$15,749,942	$—	$521,568,519

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,736,620, collateralized by cash collateral of $2,963,938 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,055,411. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $460,395,693) (including securities loaned of $10,736,620)	$505,818,577
Repurchase agreement, at value (cost $15,749,942)	15,749,942
Cash	17
Receivables and other assets:
Investments sold	236,286
Net income from securities lending	1,210
Shares of beneficial interest sold	10,908
Dividends	563,423
Interest	1,575
Other assets	1,678

Total assets	522,383,616

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,963,938
Payables and other liabilities:
Investments purchased	170,722
Shares of beneficial interest redeemed	727,886
Investment management fees	348,008
Distribution and service fees	47,467
Transfer agent costs	612
Trustees, CCO and deferred compensation fees	2,833
Audit and tax fees	16,236
Custody fees	10,482
Legal fees	2,991
Printing and shareholder reports fees	61,745
Other accrued expenses	8,824

Total liabilities	4,361,744

Net assets	$518,021,872

Net assets consist of:
Capital stock ($0.01 par value)	$279,867
Additional paid-in capital	428,826,221
Total distributable earnings (accumulated losses)	88,915,784

Net assets	$518,021,872

Net assets by class:
Initial Class	$298,340,036
Service Class	219,681,836

Shares outstanding:
Initial Class	15,847,655
Service Class	12,139,063

Net asset value and offering price per share:
Initial Class	$18.83
Service Class	18.10

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$9,592,318
Interest income	94,303
Net income from securities lending	12,764
Withholding taxes on foreign income	(34,236)

Total investment income	9,665,149

Expenses:
Investment management fees	4,380,547
Distribution and service fees:
Service Class	602,948
Transfer agent costs	5,881
Trustees, CCO and deferred compensation fees	23,619
Audit and tax fees	27,042
Custody fees	46,998
Legal fees	31,540
Other	41,290

Total expenses	5,159,865

Net investment income (loss)	4,505,284

Net realized gain (loss) on:
Investments	48,877,736
Foreign currency transactions	(60)

Net realized gain (loss)	48,877,676

Net change in unrealized appreciation (depreciation) on:
Investments	(104,918,841)
Translation of assets and liabilities denominated in foreign currencies	(33)

Net change in unrealized appreciation (depreciation)	(104,918,874)

Net realized and change in unrealized gain (loss)	(56,041,198)

Net increase (decrease) in net assets resulting from operations	$(51,535,914)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,505,284	$2,895,123
Net realized gain (loss)	48,877,676	110,847,206
Net change in unrealized appreciation (depreciation)	(104,918,874)	34,628,537

Net increase (decrease) in net assets resulting from operations	(51,535,914)	148,370,866

Dividends and/or distributions to shareholders:
Initial Class	(50,786,851)	(2,322,465)
Service Class	(38,667,401)	(1,326,857)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(89,454,252)	(3,649,322)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,910,255	12,919,591
Service Class	9,385,046	33,305,583

	17,295,301	46,225,174

Dividends and/or distributions reinvested:
Initial Class	50,786,851	2,322,465
Service Class	38,667,401	1,326,857

	89,454,252	3,649,322

Cost of shares redeemed:
Initial Class	(35,914,485)	(59,217,031)
Service Class	(42,973,906)	(52,039,586)

	(78,888,391)	(111,256,617)

Net increase (decrease) in net assets resulting from capital share transactions	27,861,162	(61,382,121)

Net increase (decrease) in net assets	(113,129,004)	83,339,423

Net assets:
Beginning of year	631,150,876	547,811,453

End of year	$518,021,872	$631,150,876

Capital share transactions - shares:
Shares issued:
Initial Class	368,537	558,904
Service Class	442,554	1,520,882

	811,091	2,079,786

Shares reinvested:
Initial Class	2,595,138	99,378
Service Class	2,053,500	58,685

	4,648,638	158,063

Shares redeemed:
Initial Class	(1,655,419)	(2,596,388)
Service Class	(2,041,791)	(2,365,179)

	(3,697,210)	(4,961,567)

Net increase (decrease) in shares outstanding:
Initial Class	1,308,256	(1,938,106)
Service Class	454,263	(785,612)

	1,762,519	(2,723,718)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$24.43	$19.19	$19.51	$17.11	$21.51

Investment operations:
Net investment income (loss) (A)	0.20	0.13	0.17	0.18	0.22
Net realized and unrealized gain (loss)	(2.09)	5.26	0.41	3.95	(2.28)

Total investment operations	(1.89)	5.39	0.58	4.13	(2.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.15)	(0.20)	(0.19)	(0.20)
Net realized gains	(3.57)	—	(0.70)	(1.54)	(2.14)

Total dividends and/or distributions to shareholders	(3.71)	(0.15)	(0.90)	(1.73)	(2.34)

Net asset value, end of year	$18.83	$24.43	$19.19	$19.51	$17.11

Total return	(8.31)%	28.12%	4.04%	25.28%	(11.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$298,340	$355,144	$316,185	$339,556	$305,350
Expenses to average net assets	0.81%	0.82%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	0.91%	0.57%	1.03%	0.96%	1.05%
Portfolio turnover rate	44%	46%	71%	56%	61%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$23.62	$18.57	$18.92	$16.64	$20.97

Investment operations:
Net investment income (loss) (A)	0.14	0.07	0.12	0.13	0.16
Net realized and unrealized gain (loss)	(2.01)	5.09	0.39	3.83	(2.21)

Total investment operations	(1.87)	5.16	0.51	3.96	(2.05)

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.11)	(0.16)	(0.14)	(0.14)
Net realized gains	(3.57)	—	(0.70)	(1.54)	(2.14)

Total dividends and/or distributions to shareholders	(3.65)	(0.11)	(0.86)	(1.68)	(2.28)

Net asset value, end of year	$18.10	$23.62	$18.57	$18.92	$16.64

Total return	(8.53)%	27.81%	3.74%	24.94%	(11.64)%

Ratio and supplemental data:
Net assets end of year (000’s)	$219,682	$276,007	$231,626	$218,875	$165,494
Expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	0.66%	0.32%	0.77%	0.71%	0.80%
Portfolio turnover rate	44%	46%	71%	56%	61%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $20,514.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,963,938	$—	$—	$—	$2,963,938
Total Borrowings	$2,963,938	$—	$—	$—	$2,963,938

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2022
First $100 million	0.790%
Over $100 million up to $350 million	0.780
Over $350 million up to $500 million	0.770
Over $500 million up to $750 million	0.750
Over $750 million up to $1 billion	0.745
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670
Prior to August 1, 2022
First $350 million	0.790
Over $350 million up to $500 million	0.780
Over $500 million up to $750 million	0.765
Over $750 million up to $1 billion	0.755
Over $1 billion up to $1.5 billion	0.735
Over $1.5 billion up to $2 billion	0.730
Over $2 billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2023
Service Class	1.14	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 238,418,161	$ —	$ 278,017,382	$ —

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 488,685,110	$ 82,622,803	$ (49,739,394)	$ 32,883,409

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 31,883,804	$ 57,570,448	$ —	$ 3,649,322	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,954,491	$ 46,077,880	$ —	$ —	$ —	$ 32,883,413

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $57,570,448 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

TRANSAMERICA SMALL/MID CAP VALUE VP

TRANSAMERICA TS&W INTERNATIONAL EQUITY VP

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

On August 25, 2022, Pendal Group Limited (“Pendal”), the parent company of Thompson, Siegel & Walmsley LLC (“TSW”), agreed to enter into a transaction with Perpetual Limited (“Perpetual”) for the acquisition of 100% of Pendal’s business (the “Transaction”). The Transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TSW, resulting in their automatic termination.

In anticipation of the closing of the Transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on September 21-22, 2022, considered the continued retention of TSW as sub-adviser to Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP (each a “Portfolio” and collectively, the “Portfolios”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and TSW, with respect to the Portfolios (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

The Board Members reviewed and considered whether the terms of the proposed sub-advisory agreement were reasonable and in the best interests of the Portfolios and the contract holders invested in the Portfolios. To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members had requested and received from TAM and TSW certain materials and information in advance of the meeting. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios and the contract holders invested in the Portfolios, including compliance services;

(b)        that TSW does not anticipate any restructuring of TSW’s management and operations following the Transaction, and that TSW will continue to have investment and operational autonomy;

(c)        that TSW will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of TSW, its investment personnel, and the services TSW currently provides to the Portfolios; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to TSW.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to TSW’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the renewal of the existing sub-advisory agreements at the Board meeting held on June 15-16, 2022, as supplemented by the new information concerning the Transaction.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, and the U.S. Federal Reserve’s (“Fed”) short-term interest rate increases starting in mid-March. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

U.S. small-cap stocks underperformed their larger peers. As measured by various Russell indices, growth stocks significantly underperformed value stocks across all market capitalizations. Growth stocks were hit hard in 2022 by rising interest rates and expectations for slower economic and earnings growth. We believe our preference for companies that are higher in quality and have valuations that are more reasonable than those in the Portfolio’s benchmark helped results during the fiscal year.

PERFORMANCE

For the year ended December 31, 2022, Transamerica T. Rowe Price Small Cap VP, Initial Class returned -22.39%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned -26.16%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark through stock selection, and we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. However, we may occasionally have overweight or underweight positions.

The Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the fiscal year ended December 31, 2022.

Our stock selection in several sectors, especially information technology, industrials and business services, health care, and financials, contributed to the Portfolio’s outperformance during the fiscal year. Conversely, our stock choices among energy and materials companies detracted.

In the information technology sector, two of our most significant contributors were Fair Isaac Corp. and ExlService Holdings, Inc. The former, best known for its FICO score-related products, provides companies with analytic, software, and data management products and services that enable its customers to make critical business decisions. The latter is a data analytics and digital solutions provider serving various sectors and industries.

In the industrials and business services sector, our stock choices also added value, especially Booz Allen Hamilton Holding Corp. Booz Allen Hamilton Holding Corp. is a highly regarded management consulting, technology, and engineering services company that works with the U.S. government and its agencies on defense and intelligence matters and provides differentiated cybersecurity products and services.

Our health care investments were also relative performance contributors, including Molina Healthcare, Inc., a Medicaid managed care company that contracts with various state governments to provide health care coverage for lower-income individuals, and Horizon Therapeutics PLC, a commercial stage specialty pharma company developing medicines for rare and rheumatic diseases. Horizon Therapeutics PLC’s shares surged late in the year as the company agreed to be acquired by Amgen Inc. The Ensign Group, Inc., a provider of skilled nursing and assisted living services, also did well, particularly in the second half of the year, as the company raised its revenue and earnings estimates and expanded into various markets by acquiring several skilled nursing and rehabilitation facilities.

On the other hand, our stock selection in the energy sector, the top-performing sector within the index during 2022, detracted from performance. SM Energy Co. is an independent oil and natural gas company engaged in acquisition, exploitation, exploration, and production activities. SM Energy Co. underperformed as supply chain delays contributed to the company missing production expectations, raising near-term concern for investors.

Our stock choices in the materials sector also detracted from performance during the fiscal year. One of our largest detractors was Scotts Miracle-Gro Co., a producer and distributor of lawn and garden care products. Shares declined as weather, higher-than-expected commodity costs, and weakness in its hydroponics business were headwinds, so we eliminated the Portfolio’s position.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Repurchase Agreement	1.0
Master Limited Partnership	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(22.39)%	5.67%	10.93%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	(26.16)%	5.84%	10.38%
Service Class	(22.60)%	5.41%	10.64%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,056.90	$4.15	$1,021.20	$4.08	0.80%
Service Class	1,000.00	1,055.70	5.44	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.8%
Aerojet Rocketdyne Holdings, Inc. (A)	42,351	$2,368,691
Cadre Holdings, Inc.	23,808	479,493
Curtiss-Wright Corp.	26,173	4,370,629
Hexcel Corp.	31,576	1,858,248
Mercury Systems, Inc. (A)	18,523	828,719
Moog, Inc., Class A	12,878	1,130,173

		11,035,953

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. (A)	50,301	2,147,350

Auto Components - 0.4%
Dorman Products, Inc. (A)	17,662	1,428,326
LCI Industries	3,670	339,291
Patrick Industries, Inc.	7,173	434,684

		2,202,301

Banks - 0.6%
Bancorp, Inc. (A)	43,165	1,225,023
First Bancorp	19,933	853,930
ServisFirst Bancshares, Inc.	5,300	365,223
Western Alliance Bancorp	18,219	1,085,123

		3,529,299

Beverages - 0.7%
Boston Beer Co., Inc., Class A (A)	2,530	833,686
Coca-Cola Consolidated, Inc.	6,195	3,174,070

		4,007,756

Biotechnology - 9.5%
ACADIA Pharmaceuticals, Inc. (A)	65,519	1,043,062
Agios Pharmaceuticals, Inc. (A)	25,762	723,397
Akero Therapeutics, Inc. (A)	15,500	849,400
Alector, Inc. (A)	27,029	249,478
Alkermes PLC (A)	91,084	2,380,025
Allogene Therapeutics, Inc. (A)	31,897	200,632
Amicus Therapeutics, Inc. (A)	87,298	1,065,909
Apellis Pharmaceuticals, Inc. (A)	37,653	1,947,037
Avidity Biosciences, Inc. (A)	20,535	455,672
Biohaven Ltd. (A)	24,501	340,074
Blueprint Medicines Corp. (A)	34,272	1,501,456
C4 Therapeutics, Inc. (A)	9,785	57,732
CareDx, Inc. (A)	20,045	228,713
Catalyst Pharmaceuticals, Inc. (A)	62,700	1,166,220
Cerevel Therapeutics Holdings, Inc. (A) (B)	37,603	1,185,999
CRISPR Therapeutics AG (A) (B)	31,197	1,268,158
Cytokinetics, Inc. (A)	35,208	1,613,231
Denali Therapeutics, Inc. (A)	35,947	999,686
Exelixis, Inc. (A)	94,592	1,517,256
Fate Therapeutics, Inc. (A) (B)	32,704	329,983
FibroGen, Inc. (A)	24,500	392,490
Generation Bio Co. (A) (B)	40,540	159,322
Halozyme Therapeutics, Inc. (A)	105,911	6,026,336
Horizon Therapeutics PLC (A)	34,595	3,936,911
IGM Biosciences, Inc. (A)	13,760	234,058
Insmed, Inc. (A)	100,575	2,009,488
Intellia Therapeutics, Inc. (A)	28,560	996,458
Ionis Pharmaceuticals, Inc. (A)	63,538	2,399,830
Iovance Biotherapeutics, Inc. (A)	53,794	343,744
IVERIC bio, Inc. (A)	37,515	803,196
Karuna Therapeutics, Inc. (A)	11,679	2,294,923

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Kymera Therapeutics, Inc. (A) (B)	23,800	$ 594,048
Madrigal Pharmaceuticals, Inc., ADR (A)	3,066	889,906
Mirati Therapeutics, Inc. (A)	16,260	736,741
Monte Rosa Therapeutics, Inc. (A)	5,200	39,572
Morphic Holding, Inc. (A)	9,123	244,040
Natera, Inc. (A)	31,254	1,255,473
Neurocrine Biosciences, Inc. (A)	17,015	2,032,272
Nurix Therapeutics, Inc. (A)	12,618	138,546
Prothena Corp. PLC (A)	26,936	1,622,894
PTC Therapeutics, Inc. (A)	40,059	1,529,052
Replimune Group, Inc. (A)	34,747	945,118
REVOLUTION Medicines, Inc. (A)	33,458	796,970
Rocket Pharmaceuticals, Inc. (A)	24,274	475,042
Sage Therapeutics, Inc. (A)	21,974	838,088
Sarepta Therapeutics, Inc. (A)	15,086	1,954,844
Scholar Rock Holding Corp. (A) (B)	30,987	280,432
Seagen, Inc. (A)	8,569	1,101,202
Twist Bioscience Corp. (A)	19,818	471,867
Ultragenyx Pharmaceutical, Inc. (A)	31,681	1,467,781
Xencor, Inc. (A)	40,326	1,050,089
Zentalis Pharmaceuticals, Inc. (A)	13,435	270,581

		57,454,434

Building Products - 1.7%
AAON, Inc.	20,709	1,559,802
Builders FirstSource, Inc. (A)	46,609	3,023,992
CSW Industrials, Inc.	13,696	1,587,777
Gibraltar Industries, Inc. (A)	10,802	495,596
UFP Industries, Inc.	47,630	3,774,677

		10,441,844

Capital Markets - 1.6%
Blue Owl Capital, Inc. (B)	143,900	1,525,340
FactSet Research Systems, Inc.	6,164	2,473,058
LPL Financial Holdings, Inc.	15,782	3,411,595
MarketAxess Holdings, Inc.	8,130	2,267,376

		9,677,369

Chemicals - 2.3%
Axalta Coating Systems Ltd. (A)	88,735	2,260,080
Balchem Corp.	22,005	2,687,031
Element Solutions, Inc.	123,735	2,250,740
HB Fuller Co.	29,180	2,089,872
Ingevity Corp. (A)	24,710	1,740,572
Livent Corp. (A)	104,607	2,078,541
Olin Corp.	18,300	968,802

		14,075,638

Commercial Services & Supplies - 2.6%
Casella Waste Systems, Inc., Class A (A)	75,398	5,979,816
Clean Harbors, Inc. (A)	31,452	3,589,302
IAA, Inc. (A)	54,635	2,185,400
MSA Safety, Inc.	9,428	1,359,423
Rentokil Initial PLC, ADR	93,527	2,881,567

		15,995,508

Communications Equipment - 0.3%
Lumentum Holdings, Inc. (A)	30,744	1,603,915
Ubiquiti, Inc. (B)	1,774	485,242

		2,089,157

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering - 2.2%
Comfort Systems USA, Inc.	35,467	$ 4,081,542
EMCOR Group, Inc.	29,940	4,434,414
NV5 Global, Inc. (A)	11,273	1,491,643
WillScot Mobile Mini Holdings Corp. (A)	69,945	3,159,416

		13,167,015

Construction Materials - 0.4%
Eagle Materials, Inc.	17,591	2,336,964

Consumer Finance - 0.2%
SLM Corp.	59,077	980,678

Containers & Packaging - 1.0%
Berry Global Group, Inc.	18,537	1,120,191
Graphic Packaging Holding Co.	213,255	4,744,924

		5,865,115

Distributors - 0.4%
Pool Corp.	8,494	2,567,991

Diversified Consumer Services - 0.4%
Bright Horizons Family Solutions, Inc. (A)	7,186	453,437
Carriage Services, Inc.	17,374	478,480
Grand Canyon Education, Inc. (A)	16,500	1,743,390

		2,675,307

Diversified Telecommunication Services - 0.7%
Cogent Communications Holdings, Inc.	9,011	514,348
Iridium Communications, Inc.	74,174	3,812,543

		4,326,891

Electrical Equipment - 0.9%
Atkore, Inc. (A)	38,790	4,399,562
Shoals Technologies Group, Inc., Class A (A)	46,900	1,157,023

		5,556,585

Electronic Equipment, Instruments & Components - 2.8%
Advanced Energy Industries, Inc.	27,511	2,359,893
Cognex Corp.	14,807	697,558
ePlus, Inc. (A)	8,700	385,236
Fabrinet (A)	31,695	4,063,933
Littelfuse, Inc.	5,823	1,282,225
Novanta, Inc. (A)	29,122	3,956,806
Teledyne Technologies, Inc. (A)	6,541	2,615,811
Zebra Technologies Corp., Class A (A)	5,522	1,415,896

		16,777,358

Energy Equipment & Services - 1.5%
Cactus, Inc., Class A	27,604	1,387,377
ChampionX Corp.	43,651	1,265,443
Nabors Industries Ltd. (A)	6,839	1,059,156
TechnipFMC PLC (A)	266,705	3,251,134
Weatherford International PLC (A)	40,820	2,078,554

		9,041,664

Entertainment - 0.9%
Endeavor Group Holdings, Inc., Class A (A)	113,764	2,564,241
World Wrestling Entertainment, Inc., Class A	39,172	2,684,065

		5,248,306

Equity Real Estate Investment Trusts - 1.3%
Equity LifeStyle Properties, Inc.	18,792	1,213,963
First Industrial Realty Trust, Inc.	42,012	2,027,499
Life Storage, Inc.	13,215	1,301,677
Rexford Industrial Realty, Inc.	27,276	1,490,361

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Ryman Hospitality Properties, Inc.	11,150	$ 911,847
Terreno Realty Corp.	19,394	1,102,937

		8,048,284

Food & Staples Retailing - 1.6%
BJ’s Wholesale Club Holdings, Inc. (A)	33,894	2,242,427
Casey’s General Stores, Inc.	6,946	1,558,335
Hostess Brands, Inc. (A)	62,683	1,406,606
Performance Food Group Co. (A)	77,643	4,533,575

		9,740,943

Food Products - 1.5%
Darling Ingredients, Inc. (A)	22,867	1,431,246
Post Holdings, Inc. (A)	46,554	4,201,964
Simply Good Foods Co. (A)	87,600	3,331,428

		8,964,638

Health Care Equipment & Supplies - 4.7%
AtriCure, Inc. (A)	26,220	1,163,644
CONMED Corp.	17,123	1,517,783
Globus Medical, Inc., Class A (A)	56,802	4,218,685
Haemonetics Corp. (A)	30,922	2,432,015
ICU Medical, Inc. (A)	14,128	2,224,877
Inari Medical, Inc. (A)	17,678	1,123,614
iRhythm Technologies, Inc. (A)	16,587	1,553,704
Lantheus Holdings, Inc. (A)	52,729	2,687,070
Merit Medical Systems, Inc. (A)	55,898	3,947,517
Penumbra, Inc. (A)	8,075	1,796,364
PROCEPT BioRobotics Corp. (A)	22,327	927,464
Shockwave Medical, Inc. (A)	8,009	1,646,730
STERIS PLC	12,961	2,393,767
Tandem Diabetes Care, Inc. (A)	17,299	777,590

		28,410,824

Health Care Providers & Services - 4.4%
Acadia Healthcare Co., Inc. (A)	9,000	740,880
Addus HomeCare Corp. (A)	25,062	2,493,418
Amedisys, Inc. (A)	14,148	1,181,924
AMN Healthcare Services, Inc. (A)	40,729	4,187,756
Chemed Corp.	2,107	1,075,476
CorVel Corp. (A)	18,432	2,678,722
Ensign Group, Inc.	58,175	5,503,937
ModivCare, Inc. (A)	8,471	760,103
Molina Healthcare, Inc. (A)	14,220	4,695,728
Option Care Health, Inc. (A)	104,999	3,159,420

		26,477,364

Health Care Technology - 1.2%
Evolent Health, Inc., Class A (A)	56,131	1,576,158
Inspire Medical Systems, Inc. (A)	16,602	4,181,712
Omnicell, Inc. (A)	31,072	1,566,650

		7,324,520

Hotels, Restaurants & Leisure - 5.9%
Bloomin’ Brands, Inc.	48,171	969,201
Boyd Gaming Corp.	63,731	3,475,251
Choice Hotels International, Inc.	33,839	3,811,625
Churchill Downs, Inc.	20,304	4,292,875
Domino’s Pizza, Inc.	4,128	1,429,939
Everi Holdings, Inc. (A)	80,588	1,156,438
Hilton Grand Vacations, Inc. (A)	47,166	1,817,778
Papa John’s International, Inc.	26,787	2,204,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc., Class A (A)	33,312	$ 2,624,986
Red Rock Resorts, Inc., Class A	49,130	1,965,691
SeaWorld Entertainment, Inc. (A)	25,230	1,350,057
Texas Roadhouse, Inc.	45,552	4,142,954
Travel & Leisure Co.	30,968	1,127,235
Vail Resorts, Inc.	8,104	1,931,588
Wendy’s Co.	170,596	3,860,588

		36,161,044

Household Durables - 1.4%
Cavco Industries, Inc. (A)	7,833	1,772,216
Helen of Troy Ltd. (A)	2,573	285,371
Skyline Champion Corp. (A)	30,566	1,574,455
Tempur Sealy International, Inc.	75,515	2,592,430
TopBuild Corp. (A)	13,014	2,036,561

		8,261,033

Independent Power & Renewable Electricity Producers - 0.4%
Clearway Energy, Inc., Class C	42,993	1,370,187
Ormat Technologies, Inc.	10,779	932,168

		2,302,355

Insurance - 1.7%
BRP Group, Inc., Class A (A) (B)	30,000	754,200
Palomar Holdings, Inc. (A)	32,039	1,446,881
Primerica, Inc.	18,357	2,603,390
Ryan Specialty Holdings, Inc. (A) (B)	70,102	2,909,934
Selective Insurance Group, Inc.	29,634	2,625,869

		10,340,274

Interactive Media & Services - 0.2%
Ziff Davis, Inc. (A)	15,915	1,258,876

IT Services - 2.7%
Broadridge Financial Solutions, Inc., ADR	11,675	1,565,968
Concentrix Corp.	19,800	2,636,568
Euronet Worldwide, Inc. (A)	16,371	1,545,095
EVERTEC, Inc.	32,234	1,043,737
ExlService Holdings, Inc. (A)	29,674	5,027,666
Gartner, Inc. (A)	4,514	1,517,336
Paya Holdings, Inc. (A)	122,200	961,714
Perficient, Inc. (A)	27,543	1,923,327

		16,221,411

Leisure Products - 0.6%
Brunswick Corp.	7,452	537,140
Mattel, Inc. (A)	184,477	3,291,070

		3,828,210

Life Sciences Tools & Services - 2.5%
Adaptive Biotechnologies Corp. (A)	33,884	258,874
Bruker Corp.	18,307	1,251,283
Charles River Laboratories International, Inc. (A)	11,989	2,612,403
Maravai LifeSciences Holdings, Inc., Class A (A)	61,285	876,988
Medpace Holdings, Inc. (A)	22,043	4,682,154
NeoGenomics, Inc. (A)	17,549	162,153
Repligen Corp. (A)	17,963	3,041,316
West Pharmaceutical Services, Inc.	8,912	2,097,439

		14,982,610

	Shares	Value
COMMON STOCKS (continued)
Machinery - 4.2%
Albany International Corp., Class A	20,235	$ 1,994,969
Evoqua Water Technologies Corp. (A)	37,052	1,467,259
Federal Signal Corp.	32,996	1,533,324
Graco, Inc.	9,462	636,414
John Bean Technologies Corp.	24,836	2,268,272
Kadant, Inc.	16,817	2,987,204
Lincoln Electric Holdings, Inc.	16,586	2,396,511
RBC Bearings, Inc. (A)	16,445	3,442,761
SPX Technologies, Inc. (A)	37,824	2,483,146
Toro Co.	26,916	3,046,891
Watts Water Technologies, Inc., Class A	21,762	3,182,257

		25,439,008

Media - 0.9%
Nexstar Media Group, Inc.	24,485	4,285,609
TechTarget, Inc. (A)	8,763	386,098
Thryv Holdings, Inc. (A)	33,800	642,200

		5,313,907

Metals & Mining - 0.3%
Arconic Corp. (A)	19,441	411,372
Royal Gold, Inc.	12,900	1,454,088

		1,865,460

Oil, Gas & Consumable Fuels - 3.2%
Alpha Metallurgical Resources, Inc.	8,662	1,268,030
APA Corp.	21,015	980,980
Arch Resources, Inc.	5,721	816,902
Centrus Energy Corp., Class A (A) (B)	11,400	370,272
Enviva, Inc. (B)	12,943	685,591
Magnolia Oil & Gas Corp., Class A	140,746	3,300,494
Matador Resources Co.	57,841	3,310,819
PBF Energy, Inc., Class A	6,544	266,864
PDC Energy, Inc.	16,321	1,036,057
Range Resources Corp.	100,545	2,515,636
SM Energy Co.	79,768	2,778,319
Targa Resources Corp.	15,840	1,164,240
Texas Pacific Land Corp.	527	1,235,409

		19,729,613

Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	48,801	2,889,019

Personal Products - 0.9%
BellRing Brands, Inc. (A)	56,260	1,442,506
Coty, Inc., Class A (A)	194,400	1,664,064
Inter Parfums, Inc.	26,798	2,586,543

		5,693,113

Pharmaceuticals - 1.5%
Amphastar Pharmaceuticals, Inc. (A)	53,588	1,501,536
Arvinas, Inc. (A)	21,986	752,141
Catalent, Inc. (A)	30,320	1,364,703
DICE Therapeutics, Inc. (A)	17,195	536,484
Embecta Corp. (B)	18,000	455,220
Intra-Cellular Therapies, Inc. (A)	32,900	1,741,068
Pacira BioSciences, Inc. (A)	22,981	887,297
Prestige Consumer Healthcare, Inc. (A)	5,700	356,820
Supernus Pharmaceuticals, Inc. (A)	31,460	1,122,178
Ventyx Biosciences, Inc. (A)	14,109	462,634

		9,180,081

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 3.1%
ASGN, Inc. (A)	15,352	$ 1,250,881
Booz Allen Hamilton Holding Corp.	36,424	3,807,036
CACI International, Inc., Class A (A)	15,752	4,734,894
CBIZ, Inc. (A)	42,396	1,986,253
Exponent, Inc.	40,123	3,975,788
Insperity, Inc.	28,307	3,215,675

		18,970,527

Road & Rail - 1.6%
Landstar System, Inc.	15,010	2,445,129
RXO, Inc. (A)	30,160	518,752
Saia, Inc. (A)	22,907	4,803,140
XPO, Inc. (A)	52,198	1,737,671

		9,504,692

Semiconductors & Semiconductor Equipment - 4.7%
Axcelis Technologies, Inc. (A)	33,035	2,621,658
Azenta, Inc. (A) (B)	6,891	401,194
Cirrus Logic, Inc. (A)	22,134	1,648,540
Diodes, Inc. (A)	33,671	2,563,710
Entegris, Inc.	19,059	1,250,080
FormFactor, Inc. (A)	63,854	1,419,474
Kulicke & Soffa Industries, Inc.	37,953	1,679,800
Lattice Semiconductor Corp. (A)	86,024	5,581,237
MaxLinear, Inc. (A)	60,275	2,046,336
MKS Instruments, Inc.	12,737	1,079,206
Monolithic Power Systems, Inc.	3,684	1,302,699
Onto Innovation, Inc. (A)	33,273	2,265,559
Power Integrations, Inc.	43,479	3,118,314
Synaptics, Inc. (A)	17,036	1,621,146

		28,598,953

Software - 8.1%
A10 Networks, Inc.	70,100	1,165,763
ACI Worldwide, Inc. (A)	40,618	934,214
Alarm.com Holdings, Inc. (A)	6,393	316,326
Aspen Technology, Inc. (A)	6,238	1,281,285
Box, Inc., Class A (A)	93,103	2,898,296
Consensus Cloud Solutions, Inc. (A)	9,157	492,280
Descartes Systems Group, Inc. (A)	56,678	3,947,623
Digital Turbine, Inc. (A)	46,653	710,992
DoubleVerify Holdings, Inc. (A)	20,601	452,398
Envestnet, Inc. (A)	33,071	2,040,481
Fair Isaac Corp. (A)	6,832	4,089,499
Fortinet, Inc. (A)	24,125	1,179,471
Informatica, Inc., Class A (A)	59,603	970,933
Manhattan Associates, Inc. (A)	43,226	5,247,636
NCR Corp. (A)	51,698	1,210,250
Paylocity Holding Corp. (A)	12,496	2,427,473
PowerSchool Holdings, Inc., Class A (A)	50,000	1,154,000
PTC, Inc. (A)	19,943	2,393,958
Qualys, Inc. (A)	24,611	2,762,093
Rapid7, Inc. (A)	25,686	872,810
Sapiens International Corp. NV	67,055	1,239,176
SPS Commerce, Inc. (A)	31,114	3,995,971
SS&C Technologies Holdings, Inc.	23,726	1,235,176
Tenable Holdings, Inc. (A)	46,700	1,781,605
Teradata Corp. (A)	30,868	1,039,017
Tyler Technologies, Inc. (A)	6,947	2,239,782
Workiva, Inc. (A)	12,627	1,060,289

		49,138,797

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 2.0%
Academy Sports & Outdoors, Inc.	37,149	$ 1,951,809
Asbury Automotive Group, Inc. (A)	3,405	610,346
Burlington Stores, Inc. (A)	5,554	1,126,129
Dick’s Sporting Goods, Inc.	19,110	2,298,742
Floor & Decor Holdings, Inc., Class A (A) (B)	3,461	240,989
Murphy USA, Inc.	14,976	4,186,391
National Vision Holdings, Inc. (A) (B)	22,347	866,170
Penske Automotive Group, Inc.	6,951	798,878

		12,079,454

Technology Hardware, Storage & Peripherals - 0.6%
Pure Storage, Inc., Class A (A)	145,828	3,902,357

Textiles, Apparel & Luxury Goods - 1.6%
Capri Holdings Ltd. (A)	51,221	2,935,988
Crocs, Inc. (A)	38,227	4,144,954
Deckers Outdoor Corp. (A)	6,934	2,767,775

		9,848,717

Trading Companies & Distributors - 1.2%
Herc Holdings, Inc.	16,186	2,129,592
McGrath RentCorp	12,416	1,225,956
SiteOne Landscape Supply, Inc. (A)	21,138	2,479,910
Watsco, Inc.	6,656	1,660,006

		7,495,464

Total Common Stocks (Cost $549,157,362)		593,172,031

MASTER LIMITED PARTNERSHIP - 0.2%
Independent Power & Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP (B)	19,428	1,361,709

Total Master Limited Partnership (Cost $1,543,892)		1,361,709

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (C)	631,278	631,278

Total Other Investment Company (Cost $631,278)		631,278

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.80% (C), dated 12/30/2022, to be repurchased at $6,162,753 on 01/03/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $6,284,773.	$6,161,521	6,161,521

Total Repurchase Agreement (Cost $6,161,521)		6,161,521

Total Investments (Cost $557,494,053)		601,326,539
Net Other Assets (Liabilities) - 1.0%		5,769,815

Net Assets - 100.0%		$607,096,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$593,172,031	$—	$—	$593,172,031
Master Limited Partnership	1,361,709	—	—	1,361,709
Other Investment Company	631,278	—	—	631,278
Repurchase Agreement	—	6,161,521	—	6,161,521

Total Investments	$595,165,018	$6,161,521	$—	$601,326,539

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,454,147, collateralized by cash collateral of $631,278 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,138,575. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $551,332,532) (including securities loaned of $12,454,147)	$595,165,018
Repurchase agreement, at value (cost $6,161,521)	6,161,521
Receivables and other assets:
Investments sold	1,093,951
Net income from securities lending	1,803
Shares of beneficial interest sold	6,378,123
Dividends	247,525
Interest	616
Other assets	2,916

Total assets	609,051,473

Liabilities:
Cash collateral received upon return of:
Securities on loan	631,278
Payables and other liabilities:
Investments purchased	421,714
Shares of beneficial interest redeemed	317,901
Investment management fees	406,626
Distribution and service fees	72,544
Transfer agent costs	722
Trustees, CCO and deferred compensation fees	7,062
Audit and tax fees	16,620
Custody fees	14,136
Legal fees	3,615
Printing and shareholder reports fees	56,258
Other accrued expenses	6,643

Total liabilities	1,955,119

Net assets	$607,096,354

Net assets consist of:
Capital stock ($0.01 par value)	$672,505
Additional paid-in capital	535,173,611
Total distributable earnings (accumulated losses)	71,250,238

Net assets	$607,096,354

Net assets by class:
Initial Class	$272,747,888
Service Class	334,348,466

Shares outstanding:
Initial Class	27,883,613
Service Class	39,366,929

Net asset value and offering price per share:
Initial Class	$9.78
Service Class	8.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$3,713,094
Interest income	37,858
Net income from securities lending	31,841
Withholding taxes on foreign income	(12,755)

Total investment income	3,770,038

Expenses:
Investment management fees	5,178,786
Distribution and service fees:
Service Class	928,184
Transfer agent costs	6,868
Trustees, CCO and deferred compensation fees	27,807
Audit and tax fees	31,435
Custody fees	58,296
Legal fees	35,179
Printing and shareholder reports fees	12,093
Other	36,911

Total expenses	6,315,559

Net investment income (loss)	(2,545,521)

Net realized gain (loss) on:
Investments	28,362,240

Net change in unrealized appreciation (depreciation) on:
Investments	(221,878,859)

Net realized and change in unrealized gain (loss)	(193,516,619)

Net increase (decrease) in net assets resulting from operations	$(196,062,140)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$(2,545,521)	$(5,571,847)
Net realized gain (loss)	28,362,240	239,182,826
Net change in unrealized appreciation (depreciation)	(221,878,859)	(115,592,307)

Net increase (decrease) in net assets resulting from operations	(196,062,140)	118,018,672

Dividends and/or distributions to shareholders:
Initial Class	(97,624,162)	(52,397,853)
Service Class	(136,140,481)	(50,678,577)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(233,764,643)	(103,076,430)

Capital share transactions:
Proceeds from shares sold:
Initial Class	26,875,730	33,160,724
Service Class	12,409,765	34,701,580

	39,285,495	67,862,304

Dividends and/or distributions reinvested:
Initial Class	97,624,162	52,397,853
Service Class	136,140,481	50,678,577

	233,764,643	103,076,430

Cost of shares redeemed:
Initial Class	(114,430,705)	(410,571,387)
Service Class	(49,921,663)	(61,015,951)

	(164,352,368)	(471,587,338)

Net increase (decrease) in net assets resulting from capital share transactions	108,697,770	(300,648,604)

Net increase (decrease) in net assets	(321,129,013)	(285,706,362)

Net assets:
Beginning of year	928,225,367	1,213,931,729

End of year	$607,096,354	$928,225,367

Capital share transactions - shares:
Shares issued:
Initial Class	2,155,227	1,711,190
Service Class	988,113	1,922,669

	3,143,340	3,633,859

Shares reinvested:
Initial Class	9,487,285	2,838,454
Service Class	15,228,242	2,998,732

	24,715,527	5,837,186

Shares redeemed:
Initial Class	(7,365,077)	(20,998,510)
Service Class	(4,420,188)	(3,403,381)

	(11,785,265)	(24,401,891)

Net increase (decrease) in shares outstanding:
Initial Class	4,277,435	(16,448,866)
Service Class	11,796,167	1,518,020

	16,073,602	(14,930,846)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.01	$18.92	$16.42	$13.79	$15.59

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.08)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(3.97)	2.17	3.68	4.42	(0.91)

Total investment operations	(4.00)	2.09	3.64	4.39	(0.95)

Dividends and/or distributions to shareholders:
Net realized gains	(5.23)	(2.00)	(1.14)	(1.76)	(0.85)

Net asset value, end of year	$9.78	$19.01	$18.92	$16.42	$13.79

Total return	(22.39)%	11.37%	23.56%	32.77%	(7.08)%

Ratio and supplemental data:
Net assets end of year (000’s)	$272,748	$448,767	$757,843	$649,477	$539,421
Expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	(0.24)%	(0.43)%	(0.26)%	(0.19)%	(0.27)%
Portfolio turnover rate	33%	28%	39%	21%	29%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$17.39	$17.51	$15.31	$12.99	$14.76

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.12)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(3.61)	2.00	3.41	4.14	(0.84)

Total investment operations	(3.67)	1.88	3.34	4.08	(0.92)

Dividends and/or distributions to shareholders:
Net realized gains	(5.23)	(2.00)	(1.14)	(1.76)	(0.85)

Net asset value, end of year	$8.49	$17.39	$17.51	$15.31	$12.99

Total return	(22.60)%	11.08%	23.30%	32.39%	(7.28)%

Ratio and supplemental data:
Net assets end of year (000’s)	$334,348	$479,458	$456,089	$368,301	$250,801
Expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.06%
Net investment income (loss) to average net assets	(0.49)%	(0.67)%	(0.51)%	(0.43)%	(0.52)%
Portfolio turnover rate	33%	28%	39%	21%	29%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2022 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$631,278	$—	$—	$—	$631,278
Total Borrowings	$631,278	$—	$—	$—	$631,278

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2022
First $1 billion	0.78%
Over $1 billion up to $1.5 billion	0.77
Over $1.5 billion	0.76

Prior to August 1, 2022, the Portfolio paid a management fee to TAM at an annual rate of 0.78% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2023
Service Class	1.18	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 218,611,619	$ —	$ 339,430,706	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,441,822)	$ 2,441,822

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 558,936,842	$ 113,320,553	$ (70,930,856)	$ 42,389,697

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,016,786	$ 214,747,857	$ —	$ 6,851,857	$ 96,224,573	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 28,860,541	$ —	$ —	$ —	$ 42,389,697

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $214,747,857 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

2022 was fundamentally characterized by increasingly clear signs of inflation, the hawkish response of central banks and the corresponding fear of recession. Two major geopolitical issues, Russia’s invasion of Ukraine and China’s growing nationalism, amplified these concerns. The U.K. was the best performing region within the MSCI EAFE Index, while Europe trailed all. Every sector had negative returns except for energy, which was up strongly. Information technology, consumer discretionary and real estate were among the weakest sectors in 2022.

Global stock markets mounted a recovery in the final months of 2022, but obvious catalysts for further broad-based gains were notably absent as the year ended. With central banks likely continuing to press the case against inflation, the pace of economic expansion, in our view, could be underwhelming, and nervous caution may be the watchword for consumers and investors. However, after a few turbulent years, global stock valuations were, in our estimation, reasonable as of year-end.

PERFORMANCE

For the year ended December 31, 2022, Transamerica TS&W International Equity VP, Initial Class returned -14.40%. By comparison, its benchmark, the MSCI EAFE Index, returned -14.01%.

STRATEGY REVIEW

The Portfolio modestly underperformed the MSCI EAFE Index in the fiscal year ended December 31, 2022.

Holdings in the U.K. weighed most on relative performance due to an underweight in rallying energy stocks in that market. Persimmon PLC also weighed on returns. The homebuilder sold off in sympathy with peers after the U.K. housing secretary announced developers would be responsible for an estimated £4 billion of cladding remediation. Investor concern over the U.K. economy also weighed on the industry. We believed Persimmon PLC’s net cash position, significant shareholder return policy, and strong asset base were undervalued as of fiscal year end.

Holdings in Europe, representing an array of industries, were the top relative contributors. Most notable was Irish financial services company AIB Group PLC, which benefited from a relatively strong local economy and a rising interest rate environment. AIB Group PLC nearly doubled consensus profit-before-tax expectations in the first half of the year due to an improved net interest margin and a €300 million credit write-back for bad-loan provisions made earlier.

From a sector perspective, consumer discretionary weighed most on relative returns. While the Portfolio’s underweight to one of the market’s worst-performing sectors was additive, stock selection more than offset it. Japanese conglomerate Sony Group Corp. detracted most after reporting mixed results over the year. The company’s gaming segment faced higher costs following its Bungie studio acquisition as well as the continued supply shortage of its PS5 consoles. However, Sony Group Corp. reported strong results across its other business segments. As of period end, we continued to hold the stock based on our belief it was undervalued.

Industrial holdings contributed most to relative return. There were contribution effects spread among multiple positions across various industry groups, including aviation, defense, machinery, and conglomerates. French aerospace company Dassault Aviation SA was the top performer after announcing a large military jet order by the Indonesian government. Another boost followed Russia’s invasion of Ukraine, as investors anticipated a rise in European defense spending.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Other Investment Company	3.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(14.40)%	1.13%	4.61%	04/08/1991
MSCI EAFE Index (A)	(14.01)%	2.03%	5.16%
Service Class	(14.63)%	0.88%	4.35%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Foreign market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. The Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting an industry in which its investments are concentrated than portfolios investing in a broader range of industries.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,056.20	$4.35	$1,021.00	$4.28	0.84%
Service Class	1,000.00	1,054.90	5.65	1,019.70	5.55	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 96.7%
Australia - 3.8%
BHP Group Ltd., ADR	13,200	$819,060
BHP Group Ltd.	18,200	565,423
Macquarie Group Ltd.	15,400	1,750,591
Santos Ltd.	364,700	1,772,905
Westpac Banking Corp.	35,300	561,194
Woodside Energy Group Ltd. (A)	30,983	747,599

		6,216,772

Belgium - 3.4%
Anheuser-Busch InBev SA	48,100	2,897,265
Groupe Bruxelles Lambert NV	13,100	1,045,827
KBC Group NV	25,200	1,620,677

		5,563,769

Canada - 0.6%
TFI International, Inc. (A)	10,000	1,001,551

Finland - 1.2%
Nokia OYJ	423,100	1,959,729

France - 10.3%
Amundi SA (B)	16,700	947,455
Capgemini SE	12,198	2,036,293
Cie de Saint-Gobain	16,600	811,176
Dassault Aviation SA	4,585	776,447
Engie SA	135,300	1,939,008
Rexel SA (C)	34,500	680,999
Sanofi	24,868	2,391,535
Societe Generale SA	44,900	1,128,523
Sodexo SA (A)	8,000	766,271
TotalEnergies SE (A)	36,300	2,278,982
Ubisoft Entertainment SA (C)	16,700	472,118
Veolia Environnement SA	94,756	2,434,356

		16,663,163

Germany - 10.5%
Allianz SE	9,541	2,051,824
BASF SE	34,500	1,713,206
Bayer AG	11,826	611,753
Deutsche Boerse AG	8,200	1,416,718
Deutsche Post AG	50,400	1,897,984
HeidelbergCement AG	33,400	1,904,920
Infineon Technologies AG	54,985	1,673,352
SAP SE	25,400	2,620,788
Siemens AG	17,407	2,415,623
Talanx AG (C)	15,800	749,589

		17,055,757

Hong Kong - 2.1%
CK Asset Holdings Ltd.	183,600	1,130,234
CK Hutchison Holdings Ltd.	385,900	2,316,255

		3,446,489

Ireland - 4.3%
AerCap Holdings NV (C)	34,690	2,023,121
AIB Group PLC	436,600	1,689,967
DCC PLC	24,300	1,198,602
Ryanair Holdings PLC, ADR (C)	1,985	148,399
Smurfit Kappa Group PLC	52,721	1,950,399

		7,010,488

Israel - 1.0%
Check Point Software Technologies Ltd. (C)	12,300	1,551,768

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.4%
Prysmian SpA	18,235	$ 676,551

Japan - 17.6%
Astellas Pharma, Inc.	108,400	1,657,304
Denka Co. Ltd.	23,960	552,263
FANUC Corp.	9,000	1,360,218
Fujitsu Ltd.	9,910	1,330,118
Hitachi Ltd.	41,740	2,128,028
Kirin Holdings Co. Ltd. (A)	71,200	1,091,003
Kyocera Corp.	31,300	1,562,615
Nintendo Co. Ltd.	47,400	1,997,995
Olympus Corp.	38,100	682,804
ORIX Corp.	126,300	2,038,758
Rakuten Group, Inc. (A) (C)	215,000	976,379
SBI Holdings, Inc.	73,000	1,400,038
Sega Sammy Holdings, Inc.	43,200	657,348
Seven & i Holdings Co. Ltd.	58,800	2,535,873
Sony Group Corp.	37,200	2,844,422
Square Enix Holdings Co. Ltd.	14,700	686,612
Sumitomo Mitsui Financial Group, Inc.	51,400	2,074,173
Toshiba Corp.	33,450	1,173,197
Toyota Industries Corp.	33,800	1,864,614

		28,613,762

Luxembourg - 0.9%
ArcelorMittal SA	53,200	1,399,495

Netherlands - 3.8%
ASML Holding NV (A)	3,400	1,833,594
EXOR NV (A) (C)	8,000	584,894
Heineken Holding NV	25,343	1,954,601
Koninklijke Philips NV	27,995	419,661
NXP Semiconductors NV	8,300	1,311,649

		6,104,399

Norway - 1.7%
Aker BP ASA	37,338	1,158,999
DNB Bank ASA	81,300	1,613,668
Mowi ASA	1,400	23,894

		2,796,561

Republic of Korea - 1.4%
Samsung Electronics Co. Ltd.	52,300	2,295,617

Singapore - 1.4%
DBS Group Holdings Ltd.	89,800	2,274,165

Sweden - 2.4%
Essity AB, Class B	63,000	1,650,038
Husqvarna AB, B Shares	36,600	256,467
Investor AB, B Shares	32,812	592,920
Skandinaviska Enskilda Banken AB, Class A	28,200	324,163
Volvo AB, B Shares	58,549	1,057,544

		3,881,132

Switzerland - 11.4%
ABB Ltd.	65,500	1,987,703
Alcon, Inc.	4,400	300,646
Cie Financiere Richemont SA, Class A	14,200	1,841,324
Glencore PLC (C)	265,400	1,772,405
Julius Baer Group Ltd.	4,300	250,471
Nestle SA	28,776	3,334,300
Novartis AG	32,280	2,918,169
Roche Holding AG	9,132	2,869,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Siemens Energy AG (C)	63,353	$ 1,191,870
UBS Group AG	110,800	2,061,660

		18,527,575

United Kingdom - 18.5%
Ashtead Group PLC	30,100	1,717,580
Aviva PLC	114,565	613,293
Barratt Developments PLC	105,800	507,535
BP PLC	365,500	2,098,447
Bunzl PLC	37,100	1,237,468
Burberry Group PLC	19,900	488,379
CNH Industrial NV	99,000	1,585,908
Entain PLC	40,900	653,430
GSK PLC	91,380	1,588,172
Imperial Brands PLC	13,099	327,964
Inchcape PLC	79,087	784,020
Informa PLC	146,304	1,095,913
Kingfisher PLC	453,900	1,295,581
Legal & General Group PLC	338,300	1,020,425
Liberty Global PLC, Class C (C)	63,423	1,232,309
Linde PLC	5,400	1,761,372
Lloyds Banking Group PLC	3,549,700	1,948,729

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Melrose Industries PLC	542,210	$ 881,654
Persimmon PLC	50,200	738,589
Reckitt Benckiser Group PLC	30,400	2,114,715
Smith & Nephew PLC	113,700	1,525,092
Tesco PLC	653,974	1,772,574
Unilever PLC	61,793	3,124,149

		30,113,298

Total Common Stocks (Cost $154,079,821)		157,152,041

OTHER INVESTMENT COMPANY - 3.3%
Securities Lending Collateral - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.29% (D)	5,319,722	5,319,722

Total Other Investment Company (Cost $5,319,722)		5,319,722

Total Investments (Cost $159,399,543)		162,471,763
Net Other Assets (Liabilities) - (0.0)% (E)		(72,704)

Net Assets - 100.0%		$162,399,059

INVESTMENTS BY INDUSTRY  (unaudited):

Industry	Percentage of Total Investments	Value
Banks	8.1%	$13,235,259
Pharmaceuticals	7.4	12,035,960
Industrial Conglomerates	6.2	10,113,359
Oil, Gas & Consumable Fuels	5.0	8,056,932
Capital Markets	4.8	7,826,933
Machinery	3.8	6,124,751
Beverages	3.6	5,942,869
Semiconductors & Semiconductor Equipment	3.0	4,818,595
Metals & Mining	2.8	4,556,383
Insurance	2.7	4,435,131
Multi-Utilities	2.7	4,373,364
Food & Staples Retailing	2.6	4,308,447
Diversified Financial Services	2.6	4,262,399
Software	2.6	4,172,556
Household Durables	2.5	4,090,546
Chemicals	2.5	4,026,841
Trading Companies & Distributors	2.4	3,941,588
Electrical Equipment	2.4	3,856,124
Household Products	2.3	3,764,753
IT Services	2.1	3,366,411
Food Products	2.1	3,358,194
Entertainment	1.9	3,156,725
Personal Products	1.9	3,124,149
Health Care Equipment & Supplies	1.8	2,928,203
Textiles, Apparel & Luxury Goods	1.4	2,329,703
Technology Hardware, Storage & Peripherals	1.4	2,295,617
Communications Equipment	1.2	1,959,729
Containers & Packaging	1.2	1,950,399
Construction Materials	1.2	1,904,920
Air Freight & Logistics	1.2	1,897,984

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

INVESTMENTS BY INDUSTRY  (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Commercial Services & Supplies	1.0%	$1,717,580
Electronic Equipment, Instruments & Components	1.0	1,562,615
Hotels, Restaurants & Leisure	0.9	1,419,701
Specialty Retail	0.8	1,295,581
Diversified Telecommunication Services	0.8	1,232,309
Real Estate Management & Development	0.7	1,130,234
Media	0.7	1,095,913
Road & Rail	0.6	1,001,551
Internet & Direct Marketing Retail	0.6	976,379
Building Products	0.5	811,176
Distributors	0.5	784,020
Aerospace & Defense	0.5	776,447
Leisure Products	0.4	657,348
Tobacco	0.2	327,964
Airlines	0.1	148,399

Investments	96.7	157,152,041
Short-Term Investment	3.3	5,319,722

Total Investments	100.0%	$162,471,763

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$9,849,229	$147,302,812	$—	$157,152,041
Other Investment Company	5,319,722	—	—	5,319,722

Total Investments	$15,168,951	$147,302,812	$—	$162,471,763

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,831,557, collateralized by cash collateral of $5,319,722 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,861,251. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of the 144A security is $947,455, representing 0.6% of the Portfolio’s net assets.
(C)	Non-income producing securities.
(D)	Rate disclosed reflects the yield at December 31, 2022.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $159,399,543) (including securities loaned of $6,831,557)	$162,471,763
Foreign currency, at value (cost $8,175)	8,200
Receivables and other assets:
Net income from securities lending	2,639
Shares of beneficial interest sold	4,901,565
Dividends	59,103
Tax reclaims	656,097
Other assets	558

Total assets	168,099,925

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,319,722
Payables and other liabilities:
Shares of beneficial interest redeemed	169,411
Due to custodian	39,419
Investment management fees	104,199
Distribution and service fees	12,862
Transfer agent costs	177
Trustees, CCO and deferred compensation fees	1,139
Audit and tax fees	15,693
Custody fees	14,234
Legal fees	904
Printing and shareholder reports fees	20,660
Other accrued expenses	2,446

Total liabilities	5,700,866

Net assets	$162,399,059

Net assets consist of:
Capital stock ($0.01 par value)	$128,908
Additional paid-in capital	160,883,751
Total distributable earnings (accumulated losses)	1,386,400

Net assets	$162,399,059

Net assets by class:
Initial Class	$102,636,689
Service Class	59,762,370

Shares outstanding:
Initial Class	8,116,129
Service Class	4,774,707

Net asset value and offering price per share:
Initial Class	$12.65
Service Class	12.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividend income	$6,179,121
Interest income	5,503
Net income from securities lending	37,658
Withholding taxes on foreign income	(531,725)

Total investment income	5,690,557

Expenses:
Investment management fees	1,304,901
Distribution and service fees:
Service Class	160,679
Transfer agent costs	1,757
Trustees, CCO and deferred compensation fees	7,087
Audit and tax fees	24,421
Custody fees	59,358
Legal fees	9,428
Printing and shareholder reports fees	13,229
Other	17,043

Total expenses	1,597,903

Net investment income (loss)	4,092,654

Net realized gain (loss) on:
Investments	(1,696,714)
Foreign currency transactions	40,437

Net realized gain (loss)	(1,656,277)

Net change in unrealized appreciation (depreciation) on:
Investments	(31,783,453)
Translation of assets and liabilities denominated in foreign currencies	(25,331)

Net change in unrealized appreciation (depreciation)	(31,808,784)

Net realized and change in unrealized gain (loss)	(33,465,061)

Net increase (decrease) in net assets resulting from operations	$(29,372,407)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$4,092,654	$3,810,844
Net realized gain (loss)	(1,656,277)	15,283,009
Net change in unrealized appreciation (depreciation)	(31,808,784)	6,013,812

Net increase (decrease) in net assets resulting from operations	(29,372,407)	25,107,665

Dividends and/or distributions to shareholders:
Initial Class	(7,724,893)	(2,357,268)
Service Class	(4,489,836)	(1,259,099)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,214,729)	(3,616,367)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,653,902	5,212,959
Service Class	5,454,524	11,194,617

	14,108,426	16,407,576

Dividends and/or distributions reinvested:
Initial Class	7,724,893	2,357,268
Service Class	4,489,836	1,259,099

	12,214,729	3,616,367

Cost of shares redeemed:
Initial Class	(13,178,491)	(23,233,652)
Service Class	(11,976,503)	(10,439,777)

	(25,154,994)	(33,673,429)

Net increase (decrease) in net assets resulting from capital share transactions	1,168,161	(13,649,486)

Net increase (decrease) in net assets	(40,418,975)	7,841,812

Net assets:
Beginning of year	202,818,034	194,976,222

End of year	$162,399,059	$202,818,034

Capital share transactions - shares:
Shares issued:
Initial Class	681,017	331,570
Service Class	389,417	720,214

	1,070,434	1,051,784

Shares reinvested:
Initial Class	641,602	148,256
Service Class	376,348	79,943

	1,017,950	228,199

Shares redeemed:
Initial Class	(990,928)	(1,494,138)
Service Class	(897,849)	(680,709)

	(1,888,777)	(2,174,847)

Net increase (decrease) in shares outstanding:
Initial Class	331,691	(1,014,312)
Service Class	(132,084)	119,448

	199,607	(894,864)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.04	$14.40	$13.95	$11.90	$14.43

Investment operations:
Net investment income (loss) (A)	0.34	0.31	0.20	0.30	0.29
Net realized and unrealized gain (loss)	(2.70)	1.62	0.65	2.15	(2.49)

Total investment operations	(2.36)	1.93	0.85	2.45	(2.20)

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.29)	(0.40)	(0.19)	(0.33)
Net realized gains	(0.56)	—	—	(0.21)	—

Total dividends and/or distributions to shareholders	(1.03)	(0.29)	(0.40)	(0.40)	(0.33)

Net asset value, end of year	$12.65	$16.04	$14.40	$13.95	$11.90

Total return	(14.40)%	13.41%	6.54%	21.06%	(15.52)%

Ratio and supplemental data:
Net assets end of year (000’s)	$102,637	$124,895	$126,686	$133,161	$125,396
Expenses to average net assets	0.85%	0.85%	0.88%	0.84%	0.90%
Net investment income (loss) to average net assets	2.49%	1.97%	1.59%	2.28%	2.11%
Portfolio turnover rate	14%	19%	20%	16%	32%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.88	$14.26	$13.83	$11.80	$14.31

Investment operations:
Net investment income (loss) (A)	0.31	0.26	0.16	0.26	0.27
Net realized and unrealized gain (loss)	(2.68)	1.62	0.64	2.13	(2.48)

Total investment operations	(2.37)	1.88	0.80	2.39	(2.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.26)	(0.37)	(0.15)	(0.30)
Net realized gains	(0.56)	—	—	(0.21)	—

Total dividends and/or distributions to shareholders	(0.99)	(0.26)	(0.37)	(0.36)	(0.30)

Net asset value, end of year	$12.52	$15.88	$14.26	$13.83	$11.80

Total return	(14.63)%	13.20%	6.20%	20.74%	(15.70)%

Ratio and supplemental data:
Net assets end of year (000’s)	$59,762	$77,923	$68,290	$57,952	$45,879
Expenses to average net assets	1.10%	1.10%	1.13%	1.09%	1.15%
Net investment income (loss) to average net assets	2.29%	1.67%	1.28%	2.01%	1.98%
Portfolio turnover rate	14%	19%	20%	16%	32%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $1,917.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,319,722	$—	$—	$—	$5,319,722
Total Borrowings	$5,319,722	$—	$—	$—	$5,319,722

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems;

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2023
Service Class	1.17	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 23,536,442	$ —	$ 34,690,341	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 160,805,696	$ 18,887,466	$ (17,221,399)	$ 1,666,067

As of December 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,329	$ 2,053,328

During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,501,869	$ 6,712,860	$ —	$ 3,616,367	$ —	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,797,128	$ —	$ (2,057,657)	$ —	$ —	$ 1,646,929

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,712,860 for the year ended December 31, 2022.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,581,495	$ 363,041

Transamerica Series Trust	Annual Report 2022

TRANSAMERICA SMALL/MID CAP VALUE VP

TRANSAMERICA TS&W INTERNATIONAL EQUITY VP

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

On August 25, 2022, Pendal Group Limited (“Pendal”), the parent company of Thompson, Siegel & Walmsley LLC (“TSW”), agreed to enter into a transaction with Perpetual Limited (“Perpetual”) for the acquisition of 100% of Pendal’s business (the “Transaction”). The Transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TSW, resulting in their automatic termination.

In anticipation of the closing of the Transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on September 21-22, 2022, considered the continued retention of TSW as sub-adviser to Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP (each a “Portfolio” and collectively, the “Portfolios”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and TSW, with respect to the Portfolios (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

The Board Members reviewed and considered whether the terms of the proposed sub-advisory agreement were reasonable and in the best interests of the Portfolios and the contract holders invested in the Portfolios. To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members had requested and received from TAM and TSW certain materials and information in advance of the meeting. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios and the contract holders invested in the Portfolios, including compliance services;

(b)        that TSW does not anticipate any restructuring of TSW’s management and operations following the Transaction, and that TSW will continue to have investment and operational autonomy;

(c)        that TSW will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of TSW, its investment personnel, and the services TSW currently provides to the Portfolios; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to TSW.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to TSW’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the renewal of the existing sub-advisory agreements at the Board meeting held on June 15-16, 2022, as supplemented by the new information concerning the Transaction.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities fell during the fiscal year ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (“Fed”) drove the S&P 500® Index into correction territory in February. President Joe Biden signed into law a massive spending bill, which included substantial increases in domestic and national security programs and military aid to Ukraine. U.S. equities continued to fall during a volatile second quarter. Growth stocks significantly underperformed their value counterparts as surging bond yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001.

The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. economy into recession. U.S. equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December 2022, the Fed raised interest rates by 50 basis points, snapping a streak of four consecutive hikes of 75 basis points.

Returns for the fiscal year varied by market-cap. Large-cap stocks (as measured by the S&P 500® Index) underperformed mid-cap stocks (as measured by the S&P MidCap 400® Index) and outperformed small-cap stocks (as measured by the Russell 2000® Index).

PERFORMANCE

For the year ended December 31, 2022, Transamerica WMC US Growth VP, Initial Class returned -31.35%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -29.14%.

STRATEGY REVIEW

The Portfolio’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a Portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2022.

During the fiscal year, our weak stock selection within the information technology and communication services sectors were the primary drivers of relative underperformance. This was partially offset by our stronger selection in the consumer discretionary and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance during the fiscal year. The Portfolio’s overweight allocations to the health care and financials sectors, along with an underweight to the communication services sector contributed to relative performance the most during the fiscal year. This was partially offset by underweight allocations to the consumer staples, energy, and real estate sectors, which detracted from relative performance during the fiscal year.

The Portfolio’s largest relative detractors during the fiscal year included not owning AbbVie, Inc., a biopharmaceutical company and overweight positions in EPAM Systems, Inc., a software product development company, and Netflix, Inc., a streaming entertainment provider. Portfolio positions in EPAM Systems, Inc. and Netflix, Inc. were eliminated during the fiscal year.

The Portfolio’s largest relative contributors during the fiscal year included overweight positions in Eli Lilly & Co., a U.S.-based pharmaceutical company, Deere & Co., a manufacturer of agriculture products, and Vertex Pharmaceuticals, Inc., a global biotechnology company.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(31.35)%	9.80%	12.80%	12/31/1980
Russell 1000® Growth Index (A)	(29.14)%	10.96%	14.10%
Service Class	(31.52)%	9.53%	12.52%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Ending Account Value December 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$974.40	$3.19	$1,022.00	$3.26	0.64%
Service Class	1,000.00	973.20	4.43	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2022

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 1.3%
Raytheon Technologies Corp.	393,661	$39,728,268

Automobiles - 0.9%
Tesla, Inc. (A)	216,201	26,631,639

Beverages - 3.3%
Constellation Brands, Inc., Class A	194,153	44,994,958
Monster Beverage Corp. (A)	554,639	56,312,497

		101,307,455

Biotechnology - 4.1%
Regeneron Pharmaceuticals, Inc. (A)	56,302	40,621,330
Seagen, Inc. (A)	197,455	25,374,942
United Therapeutics Corp. (A)	45,758	12,724,842
Vertex Pharmaceuticals, Inc. (A)	163,536	47,225,926

		125,947,040

Building Products - 2.9%
Builders FirstSource, Inc. (A)	244,030	15,832,666
Fortune Brands Innovations, Inc.	421,818	24,090,026
Johnson Controls International PLC	771,177	49,355,328

		89,278,020

Capital Markets - 1.7%
Ares Management Corp., Class A	288,773	19,763,624
Morgan Stanley	386,557	32,865,076

		52,628,700

Chemicals - 1.6%
PPG Industries, Inc.	348,553	43,827,054
Sherwin-Williams Co.	28,354	6,729,255

		50,556,309

Consumer Finance - 2.6%
American Express Co.	333,893	49,332,691
S&P Global, Inc.	88,506	29,644,199

		78,976,890

Electronic Equipment, Instruments & Components - 3.0%
Amphenol Corp., Class A	598,149	45,543,065
CDW Corp.	265,528	47,417,990

		92,961,055

Entertainment - 0.9%
Walt Disney Co. (A)	315,387	27,400,823

Equity Real Estate Investment Trusts - 1.8%
Prologis, Inc.	291,406	32,850,198
Rexford Industrial Realty, Inc.	433,534	23,688,298

		56,538,496

Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (A)	77,572	16,359,935
Edwards Lifesciences Corp. (A)	369,372	27,558,845
Teleflex, Inc.	111,338	27,793,305

		71,712,085

Health Care Providers & Services - 3.5%
UnitedHealth Group, Inc.	205,053	108,715,000

Hotels, Restaurants & Leisure - 3.0%
Airbnb, Inc., Class A (A)	280,725	24,001,987
Booking Holdings, Inc. (A)	11,513	23,201,919
Chipotle Mexican Grill, Inc. (A)	31,621	43,873,821

		91,077,727

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 5.2%
Alphabet, Inc., Class A (A)	1,628,441	$ 143,677,349
ZoomInfo Technologies, Inc. (A)	537,697	16,190,057

		159,867,406

Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc. (A)	1,892,523	158,971,932

IT Services - 6.6%
Block, Inc. (A)	281,400	17,683,176
FleetCor Technologies, Inc. (A)	195,830	35,970,054
Global Payments, Inc.	254,943	25,320,939
GoDaddy, Inc., Class A (A)	224,797	16,819,312
Mastercard, Inc., Class A	314,006	109,189,306

		204,982,787

Life Sciences Tools & Services - 1.7%
Thermo Fisher Scientific, Inc.	94,771	52,189,442

Machinery - 4.1%
Deere & Co.	163,823	70,240,749
Ingersoll Rand, Inc.	296,833	15,509,524
Nordson Corp.	175,612	41,746,485

		127,496,758

Oil, Gas & Consumable Fuels - 1.3%
Pioneer Natural Resources Co.	171,745	39,224,841

Personal Products - 1.8%
Estee Lauder Cos., Inc., Class A	228,562	56,708,518

Pharmaceuticals - 2.7%
Eli Lilly & Co.	226,149	82,734,350

Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (A)	535,882	34,709,077
KLA Corp.	92,832	35,000,449
Marvell Technology, Inc.	374,674	13,877,925
NVIDIA Corp.	368,836	53,901,693
Teradyne, Inc.	236,489	20,657,314
Texas Instruments, Inc.	372,142	61,485,302

		219,631,760

Software - 15.5%
Five9, Inc. (A)	126,557	8,588,158
Microsoft Corp.	1,186,285	284,494,869
Palo Alto Networks, Inc. (A)	290,673	40,560,510
Paycom Software, Inc. (A)	101,165	31,392,511
Salesforce, Inc. (A)	249,757	33,115,281
ServiceNow, Inc. (A)	127,757	49,604,210
Workday, Inc., Class A (A)	186,968	31,285,356

		479,040,895

Specialty Retail - 2.1%
TJX Cos., Inc.	802,156	63,851,618

Technology Hardware, Storage & Peripherals - 9.0%
Apple, Inc.	2,127,021	276,363,839

Textiles, Apparel & Luxury Goods - 3.8%
Lululemon Athletica, Inc. (A)	151,136	48,420,952
NIKE, Inc., Class B	590,732	69,121,551

		117,542,503

Total Common Stocks (Cost $2,585,169,491)		3,052,066,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2022

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.80% (B), dated 12/30/2022, to be repurchased at $21,408,090 on 01/03/2023. Collateralized by a U.S. Government Obligation, 4.77%, due 12/28/2023, and with a value of $21,831,939.	$21,403,809	$ 21,403,809

Total Repurchase Agreement (Cost $21,403,809)		21,403,809

Total Investments (Cost $2,606,573,300)		3,073,469,965
Net Other Assets (Liabilities) - 0.3%		8,804,815

Net Assets - 100.0%		$3,082,274,780

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,052,066,156	$—	$—	$3,052,066,156
Repurchase Agreement	—	21,403,809	—	21,403,809

Total Investments	$3,052,066,156	$21,403,809	$—	$3,073,469,965

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2022

Assets:
Investments, at value (cost $2,585,169,491)	$3,052,066,156
Repurchase agreement, at value (cost $21,403,809)	21,403,809
Receivables and other assets:
Investments sold	9,623,422
Shares of beneficial interest sold	7,711,817
Dividends	878,670
Interest	2,140
Tax reclaims	158,640
Other assets	10,898

Total assets	3,091,855,552

Liabilities:
Payables and other liabilities:
Investments purchased	6,841,945
Shares of beneficial interest redeemed	678,517
Investment management fees	1,691,225
Distribution and service fees	68,950
Transfer agent costs	3,799
Trustees, CCO and deferred compensation fees	23,836
Audit and tax fees	28,446
Custody fees	48,916
Legal fees	18,854
Printing and shareholder reports fees	144,495
Other accrued expenses	31,789

Total liabilities	9,580,772

Net assets	$3,082,274,780

Net assets consist of:
Capital stock ($0.01 par value)	$1,194,342
Additional paid-in capital	2,490,248,173
Total distributable earnings (accumulated losses)	590,832,265

Net assets	$3,082,274,780

Net assets by class:
Initial Class	$2,766,449,001
Service Class	315,825,779

Shares outstanding:
Initial Class	106,643,397
Service Class	12,790,785

Net asset value and offering price per share:
Initial Class	$25.94
Service Class	24.69

STATEMENT OF OPERATIONS For the year ended December 31, 2022

Investment Income:
Dividend income	$24,827,116
Interest income	182,087
Net income from securities lending	24,375
Withholding taxes on foreign income	(14,318)

Total investment income	25,019,260

Expenses:
Investment management fees	21,650,585
Distribution and service fees:
Service Class	937,466
Transfer agent costs	36,649
Trustees, CCO and deferred compensation fees	145,891
Audit and tax fees	77,132
Custody fees	209,403
Legal fees	194,592
Printing and shareholder reports fees	3,049
Other	159,349

Total expenses	23,414,116

Net investment income (loss)	1,605,144

Net realized gain (loss) on:
Investments	124,557,892
Foreign currency transactions	(1,299)

Net realized gain (loss)	124,556,593

Net change in unrealized appreciation (depreciation) on:
Investments	(1,500,079,738)
Translation of assets and liabilities denominated in foreign currencies	(751)

Net change in unrealized appreciation (depreciation)	(1,500,080,489)

Net realized and change in unrealized gain (loss)	(1,375,523,896)

Net increase (decrease) in net assets resulting from operations	$(1,373,918,752)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations:
Net investment income (loss)	$1,605,144	$(6,089,393)
Net realized gain (loss)	124,556,593	619,043,373
Net change in unrealized appreciation (depreciation)	(1,500,080,489)	195,956,457

Net increase (decrease) in net assets resulting from operations	(1,373,918,752)	808,910,437

Dividends and/or distributions to shareholders:
Initial Class	(546,231,191)	(554,110,649)
Service Class	(65,799,347)	(71,796,161)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(612,030,538)	(625,906,810)

Capital share transactions:
Proceeds from shares sold:
Initial Class	302,173,927	64,567,455
Service Class	18,571,881	22,711,315

	320,745,808	87,278,770

Dividends and/or distributions reinvested:
Initial Class	546,231,191	554,110,649
Service Class	65,799,347	71,796,161

	612,030,538	625,906,810

Cost of shares redeemed:
Initial Class	(274,342,726)	(470,816,652)
Service Class	(49,517,474)	(69,801,289)

	(323,860,200)	(540,617,941)

Net increase (decrease) in net assets resulting from capital share transactions	608,916,146	172,567,639

Net increase (decrease) in net assets	(1,377,033,144)	355,571,266

Net assets:
Beginning of year	4,459,307,924	4,103,736,658

End of year	$3,082,274,780	$4,459,307,924

Capital share transactions - shares:
Shares issued:
Initial Class	8,974,359	1,471,584
Service Class	582,216	515,726

	9,556,575	1,987,310

Shares reinvested:
Initial Class	18,342,216	12,570,568
Service Class	2,319,328	1,691,311

	20,661,544	14,261,879

Shares redeemed:
Initial Class	(7,776,296)	(10,358,371)
Service Class	(1,540,534)	(1,584,281)

	(9,316,830)	(11,942,652)

Net increase (decrease) in shares outstanding:
Initial Class	19,540,279	3,683,781
Service Class	1,361,010	622,756

	20,901,289	4,306,537

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$45.46	$43.71	$34.35	$26.86	$29.25

Investment operations:
Net investment income (loss) (A)	0.02	(0.05)	0.04	0.05	0.04
Net realized and unrealized gain (loss)	(13.49)	8.86	12.37	10.31	0.42

Total investment operations	(13.47)	8.81	12.41	10.36	0.46

Dividends and/or distributions to shareholders:
Net investment income	—	(0.04)	(0.04)	(0.04)	(0.16)
Net realized gains	(6.05)	(7.02)	(3.01)	(2.83)	(2.69)

Total dividends and/or distributions to shareholders	(6.05)	(7.06)	(3.05)	(2.87)	(2.85)

Net asset value, end of year	$25.94	$45.46	$43.71	$34.35	$26.86

Total return	(31.35)%	20.67%	37.30%	40.05%	0.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,766,449	$3,959,377	$3,646,030	$3,064,686	$2,313,734
Expenses to average net assets	0.65%	0.64%	0.65%	0.68%	0.70%
Net investment income (loss) to average net assets	0.07%	(0.11)%	0.11%	0.15%	0.15%
Portfolio turnover rate	34%	25%	30%	26%	28%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$43.74	$42.35	$33.41	$26.22	$28.62

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.16)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(12.94)	8.57	12.00	10.05	0.41

Total investment operations	(13.00)	8.41	11.95	10.02	0.38

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(6.05)	(7.02)	(3.01)	(2.83)	(2.69)

Total dividends and/or distributions to shareholders	(6.05)	(7.02)	(3.01)	(2.83)	(2.78)

Net asset value, end of year	$24.69	$43.74	$42.35	$33.41	$26.22

Total return	(31.52)%	20.37%	36.94%	39.68%	(0.03)%

Ratio and supplemental data:
Net assets end of year (000’s)	$315,826	$499,931	$457,707	$345,318	$208,921
Expenses to average net assets	0.90%	0.89%	0.90%	0.93%	0.95%
Net investment income (loss) to average net assets	(0.19)%	(0.36)%	(0.14)%	(0.10)%	(0.10)%
Portfolio turnover rate	34%	25%	30%	26%	28%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2022, commissions recaptured are $9,331.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at December 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2022.

Repurchase agreements at December 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Portfolio’s securities and assets fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Portfolio’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. RISK FACTORS (continued)

worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.74%	May 1, 2023
Service Class	0.99	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2022, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2023. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2022, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2022.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2022, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 3,036,023	$ —	$ —

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,198,937,109	$ —	$ 1,212,654,001	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,612,967,403	$ 697,064,919	$ (236,562,357)	$ 460,502,562

As of December 31, 2022, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 64,578,591	$ 547,451,947	$ —	$ 43,468,285	$ 582,438,525	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,636,035	$ 128,693,668	$ —	$ —	$ —	$ 460,502,562

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Series Trust	Annual Report 2022

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $547,451,947 for the year ended December 31, 2022.

Transamerica Series Trust	Annual Report 2022

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 107 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their birth year, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	107	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	110	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	110	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	110	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Kathleen T. Ives (1965)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	110	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (1960)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017);	110	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (continued)			Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.
Fredric A. Nelson III (1957)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	110	N/A
John E. Pelletier (1964)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);	110	N/A

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)			Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	110	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	110	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)
					(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Series Trust	Annual Report 2022

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including birth year, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (1968)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (1973)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present);

Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (1970)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present); Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Molly Possehl (1978)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (1967)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and TFS General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Transamerica Series Trust	Annual Report 2022

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (1960)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Series Trust	Annual Report 2022

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TST%20N-PX%202021.pdf; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Transamerica BlackRock Government Money Market VP, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica BlackRock Government Money Market VP will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2022	2021
(a)	Audit Fees	$1,854	$1,013
(b)	Audit Related Fees(1)	$163	$53
(c)	Tax Fees(2)	$243	$209
(d)	All Other Fees(3)	$40	$35

(1) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3) All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2022 and 2021 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2023

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 3, 2023

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer